Filed with the Securities and Exchange Commission on April 5, 2021
REGISTRATION NO. 333-130989
INVESTMENT COMPANY ACT NO. 811-07325
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-4
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REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 50
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 187
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PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
(Exact Name of Registrant)
PRUCO LIFE INSURANCE COMPANY
(Name of Depositor)
213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102-2992
(973) 802-7333
(Address and telephone number of Depositor's principal executive offices)
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J. MICHAEL LOW, ESQ
C/O KUTAK ROCK LLP
8601 NORTH SCOTTSDALE ROAD, SUITE 300
SCOTTSDALE, ARIZONA 85253-2738
(602) 385-7854
(Name, address and telephone number of agent for service)
COPIES TO:
ELIZABETH GIOIA
VICE PRESIDENT
PRUCO LIFE INSURANCE COMPANY
ONE CORPORATE DRIVE
SHELTON, CONNECTICUT 06484
(203) 402-1624
Approximate Date of Proposed Sale to the Public: Continuous
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It is proposed that this filing become effective: (check appropriate space)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 30, 2021 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[ ] on __________ pursuant to paragraph (a)(i) of Rule 485

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED:
Units of interest in Separate Accounts under variable annuity contracts.

PRUCO LIFE INSURANCE COMPANY
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777
PRUDENTIAL PREMIER VARIABLE ANNUITY B SERIESSM (“B SERIES”)
PRUDENTIAL PREMIER VARIABLE ANNUITY L SERIESSM (“L SERIES”)
PRUDENTIAL PREMIER VARIABLE ANNUITY X SERIESSM (“X SERIES”)
Flexible Premium Deferred Annuities
PROSPECTUS: APRIL 30, 2021
This prospectus describes three different flexible premium deferred annuity classes issued by Pruco Life Insurance Company (“Pruco Life”, “we”, “our”, or “us”). This prospectus is being provided for informational or educational purposes only and does not take into account the investment objectives or financial situation of any client or prospective clients. The information is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. Clients seeking information regarding their particular investment needs should contact a financial professional.
If you are receiving this prospectus, it is because you currently own one of these products. These Annuities are no longer offered for new sales. Each of the B Series, L Series, and X Series is a class within a single annuity contract, rather than a separate annuity contract under State insurance law. For convenience in this prospectus, we sometimes refer to each of these annuity classes as an “Annuity”, and to the classes collectively as the “Annuities.” We also sometimes refer to each class by its specific name (e.g., the “B Series”). These Annuities were offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. This Prospectus describes the important features of the Annuities. The Prospectus also describes differences among the Annuities which include differences in the fees and charges you pay and variations in some product features such as the availability of certain bonus amounts. Each Annuity or certain of its investment options and/or features may not be available in all states. There may also be differences in the compensation paid to your financial professional for each Annuity. Differences in compensation among different annuity products could influence a financial professional’s decision as to which annuity to recommend to you. In addition, selling broker-dealer firms through which each Annuity was sold may not make available or may not recommend to their customers certain of the optional features and investment options offered generally under the Annuity. Alternatively, such firms may restrict the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Selling broker-dealer firms may not recommend all the Annuities and/or benefits described in this prospectus and/or may impose restrictions on the availability of the Annuity based on certain criteria. Please speak to your financial professional for further details. The guarantees provided by the variable annuity contracts and the optional benefits are the obligations of and subject to the claims paying ability of Pruco Life. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. Because the X Series Annuity grants Credits with respect to your purchase payments, the expenses of the X Series Annuity may be higher than expenses for an Annuity without a credit. In addition, the amount of the Credits that you receive under the X Series Annuity may be more than offset over time by the additional fees and charges associated with the Credit.
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual shareholder reports for portfolios available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically anytime at our website www.prudential.com. You may elect to receive all future shareholder reports in paper free of charge by calling 1-888-778-2888. Your election to receive reports in paper will apply to all portfolios available under your contract.
THE SUB-ACCOUNTS
Each Sub-account of the Pruco Life Flexible Premium Variable Annuity Account invests in an underlying mutual fund portfolio. The Pruco Life Flexible Premium Variable Annuity Account is a separate account of Pruco Life, and is the investment vehicle in which your Purchase Payments are held. Currently, portfolios of Advanced Series Trust and ProFunds VP are being offered. See the following page for a complete list of Sub-accounts. Certain Sub-accounts are not available if you participate in an optional living benefit – see “Stipulated Investment Options if you Elect Certain Optional Benefits” later in this prospectus for details.
PLEASE READ THIS PROSPECTUS
Please read this Prospectus and the current prospectuses for the underlying mutual funds. Keep them for future reference.
AVAILABLE INFORMATION
We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described below – see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC’s Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see “How To Contact Us” later in this prospectus for our Service Office address.
PREMIER

In compliance with U.S. law, Pruco Life Insurance Company delivers this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.
These Annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, and are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Government Money Market Sub-account.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ARE USED UNDER LICENSE BY ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE SM OR ® SYMBOLS.

FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT WWW.PRUDENTIAL.COM

Prospectus Dated: April 30, 2021	Statement of Additional Information Dated: April 30, 2021
PREMIER

INVESTMENT OPTIONS
Please note that you may not allocate Purchase Payments to the AST Investment Grade Bond Portfolio or the target date bond portfolios (e.g., AST Bond Portfolio 2025)

Advanced Series Trust
AST Academic Strategies Asset Allocation Portfolio*
AST Advanced Strategies Portfolio*
AST AllianzGI World Trends Portfolio*
AST Balanced Asset Allocation Portfolio*
AST BlackRock Global Strategies Portfolio*
AST BlackRock Low Duration Bond Portfolio*
AST BlackRock/Loomis Sayles Bond Portfolio*
AST Bond Portfolio 2021*
AST Bond Portfolio 2022*
AST Bond Portfolio 2023*
AST Bond Portfolio 2024*
AST Bond Portfolio 2025*
AST Bond Portfolio 2026*
AST Bond Portfolio 2027*
AST Bond Portfolio 2028*
AST Bond Portfolio 2029*
AST Bond Portfolio 2030*
AST Bond Portfolio 2031*
AST Bond Portfolio 2032*
AST Capital Growth Asset Allocation Portfolio*
AST ClearBridge Dividend Growth Portfolio*
AST Cohen & Steers Global Realty Portfolio*
AST Cohen & Steers Realty Portfolio*
AST Emerging Markets Equity Portfolio*
AST Fidelity Institutional AM® Quantitative Portfolio1,*
AST Global Bond Portfolio*
AST Goldman Sachs Small-Cap Value Portfolio*
AST Government Money Market Portfolio*
AST High Yield Portfolio*
AST Hotchkis & Wiley Large-Cap Value Portfolio*
AST International Growth Portfolio*
AST International Value Portfolio*
AST Investment Grade Bond Portfolio*
AST J.P. Morgan Global Thematic Portfolio*
AST J.P. Morgan International Equity Portfolio*
AST J.P. Morgan Tactical Preservation Portfolio*
AST Jennison Large-Cap Growth Portfolio*
AST Large-Cap Core Portfolio*
AST Loomis Sayles Large-Cap Growth Portfolio*
AST MFS Global Equity Portfolio*
AST MFS Growth Allocation Portfolio*

AST MFS Growth Portfolio*
AST MFS Large-Cap Value Portfolio*
AST Mid-Cap Growth Portfolio*
AST Mid-Cap Value Portfolio*
AST Preservation Asset Allocation Portfolio*
AST Prudential Core Bond Portfolio*
AST Prudential Growth Allocation Portfolio*
AST QMA US Equity Alpha Portfolio*
AST Quantitative Modeling Portfolio*
AST Small-Cap Growth Opportunities Portfolio*
AST Small-Cap Growth Portfolio*
AST Small-Cap Value Portfolio*
AST T. Rowe Price Asset Allocation Portfolio*
AST T. Rowe Price Large-Cap Growth Portfolio*
AST T. Rowe Price Large-Cap Value Portfolio*
AST T. Rowe Price Natural Resources Portfolio*
AST Wellington Management Hedged Equity Portfolio*
AST Western Asset Core Plus Bond Portfolio*
AST Western Asset Emerging Markets Debt Portfolio*

ProFunds VP — used with “L” Series Only
Consumer Goods
Consumer Services
Financials
Health Care
Industrials
Large-Cap Growth
Large-Cap Value
Mid-Cap Growth
Mid-Cap Value
Real Estate
Small-Cap Growth
Small-Cap Value
Telecommunications
Utilities

* These Portfolios are also offered in other variable annuity contracts that utilize a predetermined mathematical formula to manage the guarantees offered in connection with optional benefits. Please see your prospectus under “Variable Investment Options” in the “Investment Options” section for information about the potential impact of the formula on the Portfolios.
(1) Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.

(i)

(ii)

GLOSSARY OF TERMS
Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.
Account Value: The value of each allocation to a Sub-account (also referred to as a “variable investment option”) plus any Fixed Rate Option prior to the Annuity Date, increased by any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge (“CDSC” or “surrender charge”) and/or, unless the Account Value is being calculated on an Annuity anniversary, any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Rate Option, and then totaled to determine the Account Value for your entire Annuity. With respect to the X Series, the Account Value includes any Longevity Credit we apply and includes any Purchase Credits we applied to your purchase payments that we are entitled to recover under certain circumstances. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.
Adjusted Purchase Payments: As used in the discussion of certain optional benefits in this prospectus and elsewhere, Adjusted Purchase
Payments are purchase payments, increased by any Credits applied to your Account Value in relation to such purchase payments, and decreased by any charges deducted from such purchase payments.
Annual Income Amount: This is the annual amount of income for which you are eligible for life under the optional benefits.
Annuitization: The application of Account Value to one of the available annuity options to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.
Annuity Date: The date you choose for annuity payments to commence. Unless we agree otherwise, the Annuity Date must be no later than the first day of the calendar month coinciding with or next following the 95th birthday of the older of the Owner or Annuitant.
Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.
Beneficiary Annuity: If you are a beneficiary of an Annuity that was owned by a decedent, subject to the requirements discussed in this
Prospectus, you may transfer the proceeds of the decedent’s annuity into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a nonqualified annuity.
Benefit Fixed Rate Account: A Fixed Rate option offered as part of this Annuity that is used only if you have elected the optional Highest Daily
Lifetime Five Income Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate purchase payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to and from the Benefit Fixed Rate Account only under the pre-determined mathematical formula of the Highest Daily Lifetime Five Income Benefit.
Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Combination 5% Roll-Up and HAV Death Benefit: We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit and a 5% annual increase on purchase payments adjusted for withdrawals.
Contingent Annuitant: The natural person named to become the Annuitant upon the death of Annuitant prior to the Annuity Date. A Contingent Annuitant may be named only in limited circumstances involving an Annuity issued to a Custodial Account or to a tax-qualified retirement plan.
Contingent Deferred Sales Charge (“CDSC”): This is a sales charge that may be deducted when you make a full or partial withdrawal under your
Annuity. We refer to this as a “contingent” charge because it can be imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the effective date of each Purchase Payment. The amount and duration of the CDSC varies among the X Series, L Series, and B Series. See “Summary of Contract Fees and Charges” for details on the CDSC for each Annuity.
Custodial Account: A trust or custodial account that qualifies as an individual retirement account as defined in Section 408(a) of the Code, including a Roth IRA that satisfies the definitions in Sections 408(a) and 408A of the Code.
DCA Fixed Rate Option: An investment option that offers a fixed rate of interest for a specified period during the accumulation period. The DCA
Fixed Rate Option is used only with our 6 or 12 Month Dollar Cost Averaging Program (“6 or 12 Month DCA Program”), under which the
Purchase Payments that you have allocated to that DCA Fixed Rate Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. We no longer offer our 6 or 12 Month DCA Program.
Excess Income: All or a portion of a Lifetime Withdrawal that exceeds the Annual Income Amount for that benefit year is considered excess income (“Excess Income”). Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future benefit years.
Fixed Rate Option: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.
Free Look: Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your “Free Look” right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not.

Good Order: An instruction received by us, utilizing such forms, signatures, and dating as we require, which is sufficiently complete and clear that we do not need to exercise any discretion to follow such instructions. In your Annuity contract, we may use the term “In Writing” to refer to this general requirement.
Guaranteed Minimum Income Benefit (GMIB): An optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total purchase payments and an annual increase of 5% on such purchase payments adjusted for withdrawals (called the “Protected Income Value”), regardless of the impact of Sub-account performance on your Account Value. We no longer offer GMIB.
Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Rate Option.
Highest Daily® Guaranteed Return Option (Highest Daily® GRO)/Highest Daily® Guaranteed Return Option (HD® GRO II): Highest Daily GRO
and HD GRO II are separate optional benefits that, for an additional cost, guarantee a minimum Account Value at one or more future dates and that requires your participation in a program that may transfer your Account Value according to a predetermined mathematical formula. Each benefit has different features, so please consult the pertinent benefit description in the section of the prospectus entitled “Living Benefits.” We no longer offer Highest Daily GRO.
Highest Daily Lifetime® Five Benefit: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of a guaranteed benefit base called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. We no longer offer Highest Daily Lifetime Five.
Highest Daily Lifetime® Seven Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. Highest Daily Lifetime Seven is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime Seven.
Highest Daily Lifetime® 7 Plus Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. Highest Daily Lifetime 7 Plus is the same class of optional benefit as our Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime 7 Plus.
Highest Daily Lifetime® 6 Plus Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. Highest Daily Lifetime 6 Plus is the same class of optional benefit as our Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated.
Highest Daily® Value Death Benefit (HDV): An optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Daily Value, less proportional withdrawals. We no longer offer HDV.
Issue Date: The effective date of your Annuity.
Key Life: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine payments.
Lifetime Five Income Benefit: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. We no longer offer Lifetime Five.
Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or individual named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the “Owner” refers to the person or entity who has the rights and benefits designated as to the “Participant” in the certificate.
Service Office: The place to which all requests and payments regarding an Annuity are to be sent. We may change the address of the Service Office at any time. Please see the section of this prospectus entitled “How to Contact Us” for the Service Office address.
Spousal Lifetime Five Income Benefit: An optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives
(as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected
Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. We no longer offer Spousal Lifetime Five.

Spousal Highest Daily Lifetime® Seven Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime Seven Income Benefit but differs (among other things) with respect to how the
Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime Seven.
Spousal Highest Daily Lifetime® 7 Plus Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 7 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest
Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime 7 Plus.
Spousal Highest Daily Lifetime® 6 Plus Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 6 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.
Sub-Account: We issue your Annuity through our separate account. See “What is the Separate Account?” under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a “Sub-account”.
Surrender Value: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits and any additional amounts we applied to your purchase payments that we may be entitled to recover under certain circumstances.
Unit: A measure used to calculate your Account Value in a Sub-account during the accumulation period.
Unit Value: Each Variable Sub-Account has a separate value for its Units (this is analogous to, but not the same as, the share price of a mutual fund).
Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued, not including any day: (1) trading on the NYSE is restricted; (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or (3) the SEC, by order, permits the suspension or postponement for the protection of security holders.

SUMMARY OF CONTRACT FEES AND CHARGES
Below is a summary of the fees and charges for the Annuities. Some fees and charges are assessed against each Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against an Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, and the charge for certain optional benefits you elect. Certain optional benefits deduct a charge from the annuity based on a percentage of a “protected value.” Each underlying mutual fund portfolio assesses a fee for investment management, other expenses, and with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.
The following tables provide a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

TRANSACTION FEES AND CHARGES
CONTINGENT DEFERRED SALES CHARGE (CDSC) 1
B SERIES

Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5	Yr. 6	Yr. 7	Yr. 8+
7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	1.0%	0.0%
L SERIES

Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5+
7.0%	7.0%	6.0%	5.0%	0.0%
X SERIES

Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5	Yr. 6	Yr. 7	Yr. 8	Yr. 9	Yr. 10+
9.0%	8.5%	8.0%	7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	0.0%
1    The Contingent Deferred Sales Charges, if applicable, are assessed as a percentage of each applicable Purchase Payment and deducted upon surrender or withdrawal. For purposes of calculating this charge, we consider the year following the date of each Purchase Payment as Year 1. Purchase Payments are withdrawn on a “first-in, first-out” basis.

OTHER TRANSACTION FEES AND CHARGES (assessed against each Annuity)
FEE/CHARGE	B SERIES	L SERIES	X SERIES
Transfer Fee [1]
Maximum	$20	$20	$20
Current	$10	$10	$10
Tax Charge (current) [2]	0% to 3.5%	0% to 3.5%	Up to 3.5%
1    Currently, we deduct the fee after the 20th transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.
2    We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization.
The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

PERIODIC FEES AND CHARGES (assessed against each Annuity)
FEE/CHARGE	B SERIES	L SERIES	X SERIES
Annual Maintenance Fee [1]	Lesser of $35 or 2% of Account Value	Lesser of $35 or 2% of Account Value	Lesser of $35 or 2% of Account Value
Beneficiary Continuation Option Only	Lesser of $30 or 2% of Account Value	Lesser of $30 or 2% of Account Value	Lesser of $30 or 2% of Account Value

ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS [2] (assessed as a percentage of the daily net assets of the Sub-accounts)
FEE/CHARGE	B SERIES	L SERIES	X SERIES
Mortality & Expense Risk Charge [3]	1.00%	1.35%	1.40%
Administration Charge [3]	0.15%	0.15%	0.15%
Settlement Service Charge [4]	1.00%	1.00%	1.00%
Total Annual Charges of the Sub-accounts (excluding settlement service charge)	1.15%	1.50%	1.55%
1    Assessed annually on the Annuity’s anniversary date or upon surrender. Only applicable if Account Value is less than $100,000. Fee may differ in certain states. For beneficiaries who elect the Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000 at the time the fee is assessed.
2    These charges are deducted daily and apply to the Sub-accounts only.
3    The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the “Insurance Charge” elsewhere in this Prospectus.
4    The Mortality & Expense Risk Charge and the Administration Charge do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option, and is expressed as an annual charge.
The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. Then, we show the total expenses you would pay for an Annuity if you purchased the relevant optional benefit. More specifically, we show the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges applicable to the Annuity. Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.

YOUR OPTIONAL BENEFIT FEES AND CHARGES [1]
OPTIONAL BENEFIT	OPTIONAL BENEFIT FEE/ CHARGE	TOTAL ANNUAL CHARGE [2] for B SERIES	TOTAL ANNUAL CHARGE [2] for L SERIES	TOTAL ANNUAL CHARGE [2] for X SERIES
HIGHEST DAILY GRO II
Current and Maximum Charge [4] (assessed against Sub-account net assets)	0.60%	1.75%	2.10%	2.15%
HIGHEST DAILY LIFETIME 6 PLUS (HD 6 PLUS)
Maximum Charge [3] (assessed against greater of account value and PWV)	1.50%	1.15% + 1.50%	1.50% + 1.50%	1.55% + 1.50%
Current Charge (assessed against greater of account value and PWV)	0.85%	1.15% + 0.85%	1.50% + 0.85%	1.55% + 0.85%
HIGHEST DAILY LIFETIME 6 PLUS WITH LIFETIME INCOME ACCELERATOR (LIA)
Maximum Charge [3] (assessed against greater of account value and PWV)	2.00%	1.15% + 2.00%	1.50% + 2.00%	1.55% + 2.00%
Current Charge (assessed against greater of account value and PWV)	1.20%	1.15% + 1.20%	1.50% + 1.20%	1.55% + 1.20%
SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS (SHD 6 PLUS)
Maximum Charge [3] (assessed against greater of account value and PWV)	1.50%	1.15% + 1.50%	1.50% + 1.50%	1.55% + 1.50%
Current Charge (assessed against greater of account value and PWV)	0.95%	1.15% + 0.95%	1.50% + 0.95%	1.55% + 0.95%
HIGHEST DAILY GUARANTEED RETURN OPTION (HD GRO)
Current and Maximum Charge (for elections on or after May 1, 2009)[4]	0.60%	1.75%	2.10%	2.15%
GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
Maximum Charge [3] (assessed against Protected Income Value)	1.00%	1.15% + 1.00%	1.50% + 1.00%	1.55% + 1.00%
Current Charge (assessed against Protected Income Value)	0.50%	1.15% + 0.50%	1.50% + 0.50%	1.55% + 0.50%

YOUR OPTIONAL BENEFIT FEES AND CHARGES [1]
OPTIONAL BENEFIT	OPTIONAL BENEFIT FEE/ CHARGE	TOTAL ANNUAL CHARGE [2] for B SERIES	TOTAL ANNUAL CHARGE [2] for L SERIES	TOTAL ANNUAL CHARGE [2] for X SERIES
LIFETIME FIVESM INCOME BENEFIT
Maximum Charge [3] (assessed against sub-account net assets)	1.50%	2.65%	3.00%	3.05%
Current Charge (assessed against sub-account net assets)	0.60%	1.75%	2.10%	2.15%
SPOUSAL LIFETIME FIVE INCOME BENEFIT
Maximum Charge [3] (assessed against sub-account net assets)	1.50%	2.65%	3.00%	3.05%
Current Charge (assessed against sub-account net assets)	0.75%	1.90%	2.25%	2.30%
HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT
Maximum Charge [3] (assessed against sub-account net assets)	1.50%	2.65%	3.00%	3.05%
Current Charge (assessed against sub-account net assets)	0.60%	1.75%	2.10%	2.15%
HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT
Maximum Charge [3] (assessed against the Protected Withdrawal Value)	1.50%	1.15% + 1.50%	1.50% + 1.50%	1.55% + 1.50%
Current Charge (assessed against the Protected Withdrawal Value)	0.60%	1.15% + 0.60%	1.50% + 0.60%	1.55% + 0.60%
HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT WITH BENEFICIARY INCOME OPTION
Maximum Charge [3] (assessed against the Protected Withdrawal Value)	2.00%	1.15% + 2.00%	1.50% + 2.00%	1.55% + 2.00%
Current Charge (assessed against the Protected Withdrawal Value)	0.95%	1.15% + 0.95%	1.50% + 0.95%	1.55% + 0.95%
HIGHEST DAILY LIFETIME SEVEN W/LIFETIME INCOME ACCELERATOR
Maximum Charge [3] (assessed against the Protected Withdrawal Value)	2.00%	1.15% + 2.00%	1.50% + 2.00%	1.55% + 2.00%
Current Charge (assessed against the Protected Withdrawal Value)	0.95%	1.15% + 0.95%	1.50% + 0.95%	1.55% + 0.95%
SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT
Maximum Charge [3] (assessed against the Protected Withdrawal Value)	1.50%	1.15% + 1.50%	1.50% + 1.50%	1.55% + 1.50%
Current Charge (assessed against the Protected Withdrawal Value)	0.75%	1.15% + 0.75%	1.50% + 0.75%	1.55% + 0.75%
SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT WITH BENEFICIARY INCOME OPTION
Maximum Charge [3] (assessed against the Protected Withdrawal Value)	2.00%	1.15% + 2.00%	1.50% + 2.00%	1.55% + 2.00%
Current Charge (assessed against the Protected Withdrawal Value)	0.95%	1.15% + 0.95%	1.50% + 0.95%	1.55% + 0.95%
HIGHEST DAILY LIFETIME 7 PLUS
Maximum Charge [3] (assessed against greater of Account Value and Protected Withdrawal Value)	1.50%	1.15% + 1.50%	1.50% + 1.50%	1.55% + 1.50%
Current Charge (assessed against greater of Account Value and Protected Withdrawal Value)	0.75%	1.15% + 0.75%	1.50% + 0.75%	1.55% + 0.75%

YOUR OPTIONAL BENEFIT FEES AND CHARGES [1]
OPTIONAL BENEFIT	OPTIONAL BENEFIT FEE/ CHARGE	TOTAL ANNUAL CHARGE [2] for B SERIES	TOTAL ANNUAL CHARGE [2] for L SERIES	TOTAL ANNUAL CHARGE [2] for X SERIES
HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION
Maximum Charge [3] (assessed against greater of Account Value and Protected Withdrawal Value)	2.00%	1.15% + 2.00%	1.50% + 2.00%	1.55% + 2.00%
Current Charge (assessed against greater of Account Value and Protected Withdrawal Value)	1.10%	1.15% + 1.10%	1.50% + 1.10%	1.55% + 1.10%
HIGHEST DAILY LIFETIME 7 PLUS WITH LIFETIME INCOME ACCELERATOR
Maximum Charge [3] (assessed against greater of Account Value and Protected Withdrawal Value)	2.00%	1.15% + 2.00%	1.50% + 2.00%	1.55% + 2.00%
Current Charge (assessed against greater of Account Value and Protected Withdrawal Value)	1.10%	1.15% + 1.10%	1.50% + 1.10%	1.55% + 1.10%
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
Maximum Charge [3] (assessed against greater of Account Value and Protected Withdrawal Value)	1.50%	1.15% + 1.50%	1.50% + 1.50%	1.55% + 1.50%
Current Charge (assessed against greater of Account Value and Protected Withdrawal Value)	0.90%	1.15% + 0.90%	1.50% + 0.90%	1.55% + 0.90%
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION
Maximum Charge [3] (assessed against greater of Account Value and Protected Withdrawal Value)	2.00%	1.15% + 2.00%	1.50% + 2.00%	1.55% + 2.00%
Current Charge (assessed against greater of Account Value and Protected Withdrawal Value)	1.10%	1.15% + 1.10%	1.50% + 1.10%	1.55% + 1.10%
HIGHEST DAILY VALUE DEATH BENEFIT (“HDV”)
Current and Maximum Charge [4]	0.50%	1.65%	2.00%	2.05%
COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT
Current and Maximum Charge [4] (for elections on or after May 1, 2009)	0.80%	1.95%	2.30%	2.35%
Please refer to the section of this Prospectus that describes each optional benefit for a complete description of the benefit, including any restrictions or limitations that may apply.
(1) How Charge is Determined
1    Highest Daily GRO II. Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series 2.10% total annual charge applies, and for X Series, the 2.15% total annual charge applies.
Highest Daily Lifetime 6 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For B Series, 0.85% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.85% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.85% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
Highest Daily Lifetime 6 Plus with LIA. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For B Series, 1.20% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 1.20% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 1.20% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
Spousal Highest Daily Lifetime 6 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For B Series, 0.95% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.95% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.95% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
Highest Daily GRO: 0.35% charge for this benefit is assessed against the daily net assets of the Sub-accounts, and for elections prior to May 1, 2009: For B Series, 1.50% total annual charge applies. For L Series, 1.85% total annual charge applies. For X Series, total annual charge is 1.90%. For elections on or after May 1, 2009: charge for this benefit is assessed against the daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series, 2.10% total annual charge applies. For X Series, total annual charge is 2.15%. This benefit is no longer available for new elections.
Guaranteed Minimum Income Benefit: Charge for this benefit is assessed against the GMIB Protected Income Value (“PIV”). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the Fixed Allocations. For B Series, 0.50% of PIV for GMIB is in addition to 1.15% annual charge. For the L Series, 0.50% of

PIV for GMIB is in addition to 1.50% annual charge. For the X Series, 0.50% of PIV for GMIB is in addition to 1.55% annual charge. This benefit is no longer available for new elections.
Lifetime Five Income Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series, 2.10% total annual charge applies. For X Series, 2.15% total annual charge applies. This benefit is no longer available for new elections.
Spousal Lifetime Five Income Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For B Series, 1.90% total annual charge applies. For L Series, 2.25% total annual charge applies. For X Series, 2.30% total annual charge applies. This benefit is no longer available for new elections.
Highest Daily Lifetime Five Income Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series, 2.10% total annual charge applies. For X Series, 2.15% total annual charge applies. This benefit is no longer available for new elections.
Highest Daily Lifetime Seven Income Benefit: Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). PWV is described in the Living Benefits section of this Prospectus. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For B Series, 0.60% of PWV is in addition to 1.15% annual charge. For L Series, 0.60% of PWV is in addition to 1.50% annual charge. For X Series, 0.60% of PWV is in addition to 1.55% annual charge. This benefit is no longer available for new elections.
Highest Daily Lifetime Seven with Beneficiary Income Option: Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). For B Series, 0.95% of PWV is in addition to 1.15% annual charge. For L Series, 0.95% of PWV is in addition to 1.50% annual charge. For X Series, 0.95% of PWV is in addition to 1.55% annual charge. This benefit is no longer available for new elections.
Highest Daily Lifetime Seven with Lifetime Income Accelerator. Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For B Series, 0.95% of PWV is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.95% of PWV is in addition to 1.50% annual charge of amounts invested in the Sub-accounts, For X Series, 0.95% of PWV is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
Spousal Highest Daily Lifetime Seven Income Benefit: Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For B Series, 0.75% of PWV is in addition to 1.15% annual charge. For L Series, 0.75% of PWV is in addition to 1.50% annual charge. For X Series, 0.75% of PWV is in addition to 1.55% annual charge. This benefit is no longer available for new elections.
Spousal Highest Daily Lifetime Seven with Beneficiary Income Option: Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). For B Series, 0.95% of PWV is in addition to 1.15% annual charge. For L Series, 0.95% of PWV is in addition to 1.50% annual charge. For X Series, 0.95% of PWV is in addition to 1.55% annual charge. This benefit is no longer available for new elections.
Highest Daily Lifetime 7 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For B Series, 0.75% charge is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.75% charge is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.75% charge is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
Highest Daily Lifetime 7 Plus with Beneficiary Income Option. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For B Series, 1.10% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 1.10% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 1.10% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For B Series, 1.10% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 1.10% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 1.10% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
Spousal Highest Daily Lifetime 7 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value (“PWV”). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For B Series, 0.90% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.90% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.90% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For B Series, 1.10% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 1.10% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 1.10% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
Highest Daily Value Death Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For B Series, 1.65% total annual charge applies. For L Series, 2.00% total annual charge applies. For X Series, 2.05% total annual charge applies. This benefit is no longer available for new elections.
Combination 5% Roll-Up and HAV Death Benefit: For elections of the benefit prior to May 1, 2009: 0.50% benefit charge results in 1.65% total charge for B Series, 2.00% total charge for L Series, and 2.05% total charge for X Series. For elections of the benefit on or after May 1, 2009, 0.80% benefit charge results in 1.95% total charge for B Series, 2.30% total charge for L Series, and 2.35% total charge for X Series.
2    The Total Annual Charge includes the Insurance Charge assessed against the daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. With respect to Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus the charge is assessed against the Protected Withdrawal Value (greater of PWV and Account Value, for “Plus” versions). With respect to each of Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus one-fourth of the annual charge is deducted quarterly. These optional benefits are not available under the Beneficiary Continuation Option.
3    We reserve the right to increase the charge to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit.
4    Our reference in the fee table to “current and maximum” charge does not mean that we have the authority to increase the charge for Annuities that already have been issued. Rather, the reference indicates that there is no maximum charge to which the current charge could be increased for existing Annuities. However, our State filings may have included a provision allowing us to impose an increased charge for newly-issued Annuities.
The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds (“Portfolios”) as of December 31, 2019 before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets.

TOTAL ANNUAL UNDERLYING PORTFOLIO OPERATING EXPENSES
	MINIMUM	MAXIMUM
Total Underlying Portfolio Operating Expense	0.57%	3.23%
The following are the total annual expenses for each underlying Portfolio as of December 31, 2020, except as noted and except if the underlying portfolio’s inception date is subsequent to December 31, 2019. The “Total Annual Underlying Portfolio Operating Expenses” reflect the combination of the underlying Portfolio’s investment management fee, other expenses, any 12b-1 fees, and certain other expenses but do not necessarily reflect the fees you may incur. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets. For certain of the

Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.

UNDERLYING PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average daily net assets of the underlying Portfolios)
	For the year ended December 31, 2020
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Academic Strategies Asset Allocation Portfolio*	0.62%	0.04%	0.13%	0.03%	0.01%	0.49%	1.32%	0.01%	1.31%
AST Advanced Strategies Portfolio*	0.64%	0.03%	0.24%	0.00%	0.00%	0.03%	0.94%	0.02%	0.92%
AST AllianzGI World Trends Portfolio*	0.75%	0.02%	0.25%	0.00%	0.00%	0.00%	1.02%	0.05%	0.97%
AST Balanced Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.76%	0.92%	0.00%	0.92%
AST BlackRock Global Strategies Portfolio*	0.76%	0.07%	0.25%	0.00%	0.00%	0.01%	1.09%	0.02%	1.07%
AST BlackRock Low Duration Bond Portfolio*	0.48%	0.07%	0.25%	0.00%	0.00%	0.01%	0.81%	0.06%	0.75%
AST BlackRock/Loomis Sayles Bond Portfolio*	0.46%	0.03%	0.25%	0.00%	0.00%	0.00%	0.74%	0.04%	0.70%
AST Bond Portfolio 2021	0.47%	0.14%	0.25%	0.00%	0.00%	0.00%	0.86%	0.00%	0.86%
AST Bond Portfolio 2022*	0.47%	0.38%	0.25%	0.00%	0.00%	0.00%	1.10%	0.17%	0.93%
AST Bond Portfolio 2023*	0.47%	0.57%	0.25%	0.00%	0.00%	0.00%	1.29%	0.36%	0.93%
AST Bond Portfolio 2024*	0.47%	0.64%	0.25%	0.00%	0.00%	0.00%	1.36%	0.43%	0.93%
AST Bond Portfolio 2025*	0.47%	0.59%	0.25%	0.00%	0.00%	0.00%	1.31%	0.38%	0.93%
AST Bond Portfolio 2026	0.47%	0.20%	0.25%	0.00%	0.00%	0.00%	0.92%	0.00%	0.92%
AST Bond Portfolio 2027*	0.47%	0.27%	0.25%	0.00%	0.00%	0.00%	0.99%	0.06%	0.93%
AST Bond Portfolio 2028*	0.47%	2.51%	0.25%	0.00%	0.00%	0.00%	3.23%	2.30%	0.93%
AST Bond Portfolio 2029*	0.47%	1.59%	0.25%	0.00%	0.00%	0.00%	2.31%	1.38%	0.93%
AST Bond Portfolio 2030	0.47%	0.09%	0.25%	0.00%	0.00%	0.00%	0.81%	0.00%	0.81%
AST Bond Portfolio 2031	0.47%	0.20%	0.25%	0.00%	0.00%	0.00%	0.92%	0.00%	0.92%
AST Bond Portfolio 2032*	0.47%	0.08%	0.25%	0.00%	0.00%	0.00%	0.80%	0.00%	0.80%
AST Capital Growth Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.75%	0.91%	0.00%	0.91%
AST ClearBridge Dividend Growth Portfolio*	0.66%	0.01%	0.25%	0.00%	0.00%	0.01%	0.93%	0.01%	0.92%
AST Cohen & Steers Global Realty Portfolio*	0.83%	0.12%	0.25%	0.00%	0.00%	0.00%	1.20%	0.05%	1.15%
AST Cohen & Steers Realty Portfolio	0.83%	0.03%	0.25%	0.00%	0.00%	0.00%	1.11%	0.00%	1.11%
AST Emerging Markets Equity Portfolio*	0.93%	0.25%	0.25%	0.00%	0.00%	0.00%	1.43%	0.13%	1.30%
AST Fidelity Institutional AM® Quantitative Portfolio*	0.65%	0.04%	0.25%	0.00%	0.00%	0.00%	0.94%	0.02%	0.92%
AST Global Bond Portfolio (formerly AST Wellington Management Global Bond Portfolio)*	0.62%	0.03%	0.25%	0.00%	0.00%	0.00%	0.90%	0.04%	0.86%
AST Goldman Sachs Small-Cap Value Portfolio*	0.77%	0.04%	0.25%	0.00%	0.00%	0.00%	1.06%	0.01%	1.05%
AST Government Money Market Portfolio	0.30%	0.02%	0.25%	0.00%	0.00%	0.00%	0.57%	0.00%	0.57%
AST High Yield Portfolio	0.58%	0.04%	0.25%	0.00%	0.00%	0.00%	0.87%	0.00%	0.87%
AST Hotchkis & Wiley Large-Cap Value Portfolio*	0.57%	0.02%	0.25%	0.00%	0.00%	0.00%	0.84%	0.01%	0.83%
AST International Growth Portfolio*	0.81%	0.05%	0.25%	0.00%	0.00%	0.00%	1.11%	0.02%	1.09%
AST International Value Portfolio	0.81%	0.05%	0.25%	0.00%	0.00%	0.00%	1.11%	0.00%	1.11%
AST Investment Grade Bond Portfolio*	0.47%	0.03%	0.25%	0.00%	0.00%	0.02%	0.77%	0.04%	0.73%
AST J.P. Morgan Global Thematic Portfolio	0.76%	0.04%	0.25%	0.01%	0.00%	0.00%	1.06%	0.00%	1.06%
AST J.P. Morgan International Equity Portfolio	0.71%	0.08%	0.25%	0.00%	0.00%	0.00%	1.04%	0.00%	1.04%
AST J.P. Morgan Tactical Preservation Portfolio (formerly AST J.P. Morgan Strategic Opportunities Portfolio)*	0.76%	0.06%	0.25%	0.01%	0.00%	0.00%	1.08%	0.17%	0.91%
AST Jennison Large-Cap Growth Portfolio	0.71%	0.03%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST Large-Cap Core Portfolio (formerly AST QMA Large-Cap Portfolio)*	0.55%	0.02%	0.25%	0.00%	0.00%	0.00%	0.82%	0.01%	0.81%
AST Loomis Sayles Large-Cap Growth Portfolio*	0.71%	0.01%	0.25%	0.00%	0.00%	0.00%	0.97%	0.06%	0.91%
AST MFS Global Equity Portfolio*	0.83%	0.05%	0.25%	0.00%	0.00%	0.00%	1.13%	0.01%	1.12%
AST MFS Growth Allocation Portfolio	0.67%	0.06%	0.25%	0.00%	0.00%	0.00%	0.98%	0.00%	0.98%
AST MFS Growth Portfolio*	0.72%	0.01%	0.25%	0.00%	0.00%	0.00%	0.98%	0.02%	0.96%
AST MFS Large-Cap Value Portfolio	0.66%	0.01%	0.25%	0.00%	0.00%	0.00%	0.92%	0.00%	0.92%
AST Mid-Cap Growth Portfolio	0.81%	0.03%	0.25%	0.00%	0.00%	0.00%	1.09%	0.00%	1.09%

UNDERLYING PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average daily net assets of the underlying Portfolios)
	For the year ended December 31, 2020
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Mid-Cap Value Portfolio (formerly AST Neuberger Berman/LSV Mid-Cap Value Portfolio)*	0.72%	0.04%	0.25%	0.00%	0.00%	0.00%	1.01%	0.01%	1.00%
AST Preservation Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.76%	0.92%	0.00%	0.92%
AST Prudential Core Bond Portfolio	0.46%	0.02%	0.25%	0.00%	0.00%	0.00%	0.73%	0.00%	0.73%
AST Prudential Growth Allocation Portfolio	0.61%	0.02%	0.25%	0.00%	0.00%	0.00%	0.88%	0.00%	0.88%
AST QMA US Equity Alpha Portfolio	0.83%	0.04%	0.25%	0.08%	0.25%	0.00%	1.45%	0.00%	1.45%
AST Quantitative Modeling Portfolio	0.25%	0.01%	0.00%	0.00%	0.00%	0.82%	1.08%	0.00%	1.08%
AST Small-Cap Growth Opportunities Portfolio	0.77%	0.04%	0.25%	0.00%	0.00%	0.00%	1.06%	0.00%	1.06%
AST Small-Cap Growth Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Small-Cap Value Portfolio	0.73%	0.05%	0.25%	0.00%	0.00%	0.07%	1.10%	0.00%	1.10%
AST T. Rowe Price Asset Allocation Portfolio*	0.62%	0.02%	0.25%	0.00%	0.00%	0.00%	0.89%	0.01%	0.88%
AST T. Rowe Price Large-Cap Growth Portfolio*	0.68%	0.01%	0.25%	0.00%	0.00%	0.00%	0.94%	0.05%	0.89%
AST T. Rowe Price Large-Cap Value Portfolio*	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.01%	0.81%
AST T. Rowe Price Natural Resources Portfolio*	0.73%	0.09%	0.25%	0.00%	0.00%	0.00%	1.07%	0.02%	1.05%
AST Wellington Management Hedged Equity Portfolio*	0.81%	0.02%	0.25%	0.00%	0.00%	0.02%	1.10%	0.05%	1.05%
AST Western Asset Core Plus Bond Portfolio	0.51%	0.01%	0.25%	0.00%	0.00%	0.00%	0.77%	0.00%	0.77%
AST Western Asset Emerging Markets Debt Portfolio	0.68%	0.16%	0.25%	0.00%	0.00%	0.00%	1.09%	0.00%	1.09%
ProFund VP Consumer Goods*	0.75%	0.75%	0.25%	0.00%	0.00%	0.00%	1.75%	0.07%	1.68%
ProFund VP Consumer Services*	0.75%	0.75%	0.25%	0.00%	0.00%	0.00%	1.75%	0.07%	1.68%
ProFund VP Financials*	0.75%	0.74%	0.25%	0.00%	0.00%	0.00%	1.74%	0.06%	1.68%
ProFund VP Health Care*	0.75%	0.73%	0.25%	0.00%	0.00%	0.00%	1.73%	0.05%	1.68%
ProFund VP Industrials*	0.75%	0.75%	0.25%	0.00%	0.00%	0.00%	1.75%	0.07%	1.68%
ProFund VP Large-Cap Growth*	0.75%	0.75%	0.25%	0.00%	0.00%	0.00%	1.75%	0.07%	1.68%
ProFund VP Large-Cap Value*	0.75%	0.77%	0.25%	0.00%	0.00%	0.00%	1.77%	0.09%	1.68%
ProFund VP Mid-Cap Growth*	0.75%	0.78%	0.25%	0.00%	0.00%	0.00%	1.78%	0.10%	1.68%
ProFund VP Mid-Cap Value*	0.75%	0.80%	0.25%	0.00%	0.00%	0.00%	1.80%	0.12%	1.68%
ProFund VP Real Estate*	0.75%	0.76%	0.25%	0.00%	0.00%	0.00%	1.76%	0.08%	1.68%
ProFund VP Small-Cap Growth*	0.75%	0.74%	0.25%	0.00%	0.00%	0.00%	1.74%	0.06%	1.68%
ProFund VP Small-Cap Value*	0.75%	0.78%	0.25%	0.00%	0.00%	0.00%	1.78%	0.10%	1.68%
ProFund VP Telecommunications*	0.75%	0.77%	0.25%	0.00%	0.00%	0.00%	1.77%	0.09%	1.68%
ProFund VP Utilities*	0.75%	0.75%	0.25%	0.00%	0.00%	0.00%	1.75%	0.07%	1.68%
*See notes immediately below for important information about this fund.

AST Academic Strategies Asset Allocation Portfolio
The Manager has contractually agreed to waive 0.007% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Advanced Strategies Portfolio
The Manager has contractually agreed to waive 0.0242% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees

AST AllianzGI World Trends Portfolio
The Manager has contractually agreed to waive 0.047% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Global Strategies Portfolio
The Manager has contractually agreed to waive 0.0249% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Low Duration Bond Portfolio
The Manager has contractually agreed to waive 0.057% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST BlackRock/Loomis Sayles Bond Portfolio
The Manager has contractually agreed to waive 0.035% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2022
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2023
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2024
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2025
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2027
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2028
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2029
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2032
The Portfolio commenced operations on or about January 4, 2021. Other expenses (which include expenses for accounting and valuation services, custodian fees, audit fees, legal fees, transfer agency fees, fees paid to Independent Trustees, and certain other miscellaneous items) are estimated. Estimates are based in part on assumed average daily net assets of $200 million for the Portfolio for the fiscal year ending December 31, 2021.

AST ClearBridge Dividend Growth Portfolio
The Manager has contractually agreed to waive 0.012% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Cohen & Steers Global Realty Portfolio
The Manager has contractually agreed to waive 0.051% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Emerging Markets Equity Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.300% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Fidelity Institutional AM® Quantitative Portfolio
The Manager has contractually agreed to waive 0.020% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Global Bond Portfolio (formerly AST Wellington Management Global Bond Portfolio)
The Manager has contractually agreed to waive 0.0412% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Small-Cap Value Portfolio
The Manager has contractually agreed to waive 0.010% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Hotchkis & Wiley Large-Cap Value Portfolio
The Manager has contractually agreed to waive 0.009% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST International Growth Portfolio
The Manager has contractually agreed to waive 0.020% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Investment Grade Bond Portfolio
The Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fee. The waiver provides for a reduction in the distribution and service fee based on the average daily net assets of the Portfolio. This contractual waiver does not have an expiration or termination date, and may not be modified or discontinued.

AST J.P. Morgan Tactical Preservation Portfolio (formerly AST J.P. Morgan Strategic Opportunities Portfolio)
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust) (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.91% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Large-Cap Core Portfolio (formerly AST QMA Large-Cap Portfolio)
The Manager has contractually agreed to waive 0.015% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust) (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.810% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio
The Manager has contractually agreed to waive 0.060% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST MFS Global Equity Portfolio
The Manager has contractually agreed to waive 0.0067% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST MFS Growth Portfolio
The Manager has contractually agreed to waive 0.0185% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Mid-Cap Value Portfolio (formerly AST Neuberger Berman/LSV Mid-Cap Value Portfolio)
The Manager has contractually agreed to waive 0.0051% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.000% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Asset Allocation Portfolio
The Manager has contractually agreed to waive 0.0101% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Large-Cap Growth Portfolio
The Manager has contractually agreed to waive 0.0373% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive 0.010% of its investment management fee through June 30, 2022. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Large-Cap Value Portfolio
The Manager has contractually agreed to waive 0.0128% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Natural Resources Portfolio
The Manager has contractually agreed to waive 0.0152% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Wellington Management Hedged Equity Portfolio
The Manager has contractually agreed to waive 0.055% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

ProFund VP Consumer Goods
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Consumer Services
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Financials
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Health Care
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Industrials
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Large-Cap Growth
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Large-Cap Value
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Mid-Cap Growth
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Mid-Cap Value
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Real Estate
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Small-Cap Growth
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Small-Cap Value
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Telecommunications
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Utilities
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

EXPENSE EXAMPLES
These examples are intended to help you compare the cost of investing in one Pruco Life Annuity with the cost of investing in other Pruco Life Annuities and/or other variable annuities. Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year. The examples reflect the fees and charges listed below for each Annuity as described in “Summary of Contract Fees and Charges”:
•Insurance Charge
•Contingent Deferred Sales Charge (when and if applicable)
•Annual Maintenance Fee
•The maximum combination of optional benefit charges
The examples also assume the following for the period shown:
•You allocate all of your Account Value to the Sub-account with the maximum gross total annual portfolio operating expenses, and those expenses remain the same each year*
•For each charge, we deduct the maximum charge rather than the current charge
•You make no withdrawals of your Account Value
•You make no transfers, or other transactions for which we charge a fee
•No Tax Charge applies
•You elect the Highest Daily Lifetime 6 Plus and the Combination 5% roll-up and HAV Death Benefit, which are the maximum combination of optional benefit charges. There is no other optional benefit combination that would result in higher maximum charges than those shown in the examples.
•For the X Series example, no purchase payment credit is granted under the Annuity
•For the X Series example, the longevity credit does not apply
Amounts shown in the examples are rounded to the nearest dollar.
*    Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.
THE EXAMPLES ARE ILLUSTRATIVE ONLY – THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS – ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.
Expense Examples are provided as follows:

	B SERIES
	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$1,413	$2,630	$3,837	$7,016
If you annuitize your annuity at the end of the applicable time period: [1]	$713	$2,130	$3,537	$7,016
If you do not surrender your annuity:	$713	$2,130	$3,537	$7,016

	L SERIES
	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$1,447	$2,826	$3,683	$7,240
If you annuitize your annuity at the end of the applicable time period: [1]	$747	$2,226	$3,683	$7,240
If you do not surrender your annuity:	$747	$2,226	$3,683	$7,240

	X SERIES
	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$1,652	$3,039	$4,303	$7,271
If you annuitize your annuity at the end of the applicable time period: [1]	$752	$2,239	$3,703	$7,271
If you do not surrender your annuity:	$752	$2,239	$3,703	$7,271
1    Your ability to annuitize in the first 3 Annuity Years may be limited.
A table of accumulation values appears in Appendix A to this Prospectus.

SUMMARY
Prudential Premier Variable Annuity B Series (“B Series”)
Prudential Premier Variable Annuity L Series (“L Series”)
Prudential Premier Variable Annuity X Series (“X Series”)
This Summary describes key features of the variable annuities described in this Prospectus. It is intended to help give you an overview, and to point you to sections of the prospectus that provide greater detail. This Summary is intended to supplement the prospectus, so you should not rely on the Summary alone for all the information you need to know before purchase. You should read the entire Prospectus for a complete description of the variable annuities. Your financial professional can also help you if you have questions.
What is a variable annuity? A variable annuity is a contract between you and an insurance company. It is designed to help you save money for retirement, and provide income during your retirement. With the help of your financial professional, you choose how to invest your money within your annuity (subject to certain restrictions; see “Investment Options”). Any allocation that is recommended to you by your financial professional may be different than automatic asset transfers that may be made under the Annuity, such as under a pre-determined mathematical formula used with an optional living benefit. The value of your annuity will rise or fall depending on whether the investment options you choose perform well or perform poorly. Investing in a variable annuity involves risk and you can lose your money. By the same token, investing in a variable annuity can provide you with the opportunity to grow your money through participation in mutual fund-type investments. Your financial professional will help you choose the investment options that are suitable for you based on your tolerance for risk and your needs.
Variable annuities also offer a variety of optional guarantees to receive an income for life through withdrawals or provide minimum death benefits for your beneficiaries, or minimum account value guarantees. These benefits provide a degree of insurance in the event your annuity performs poorly. These optional benefits are available for an extra cost, and are subject to limitations and conditions more fully described later in this Prospectus. The guarantees are based on the long-term financial strength of the insurance company.
What does it mean that my variable annuity is “tax-deferred”? Because variable annuities are issued by an insurance company, you pay no taxes on any earnings or interest from your annuity until distributions are made from your Annuity. You may also transfer among your investment options without paying a tax at the time of the transfer. Until you withdraw the money, tax deferral allows you to keep money invested that would otherwise go to pay taxes. When you take your money out of the variable annuity, however, you will be taxed on the earnings at ordinary income tax rates rather than lower capital gains rates. If you withdraw earnings before you reach age 59 1/2, you also may be subject to a 10% additional federal tax.
You could also purchase one of our variable annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or 403(b) plan. Although there is no additional tax advantage to a variable annuity held through one of these plans, you may desire the variable annuities’ other features such as guaranteed lifetime income payments or death benefits for use within these plans.
What variable annuities are offered in this Prospectus? This Prospectus describes the variable annuities listed below. The annuities differ primarily in the fees deducted, the investment options offered, and whether the annuity provides credits in certain circumstances. The annuities described in this Prospectus are:
•Prudential Premier Variable Annuity B Series (“B Series”)
•Prudential Premier Variable Annuity L Series (“L Series”)
•Prudential Premier Variable Annuity X Series (“X Series”)
How do I purchase one of the variable annuities? These Annuities are no longer available for new purchases. Our eligibility criteria for purchasing the Annuities are as follows:

Product	Maximum Age for Initial Purchase	Minimum Initial Purchase Payment
B Series	85	$1,000
X Series	75	$10,000
L Series	85	$10,000
The “Maximum Age for Initial Purchase” applies to the oldest owner as of the day we would issue the annuity. If the annuity is to be owned by an entity, the maximum age applies to the annuitant as of the day we would issue the annuity. For annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life. The availability and level of protection of certain optional benefits may also vary based on the ages of the owner or annuitant on the issue date of the annuity, the date the benefit is elected, or the date of the owner’s death. Please see the sections entitled “Living Benefits Programs” and “Death Benefit” for additional information on these benefits.
You may make additional payments of at least $100 into your Annuity at any time, subject to maximums allowed by us and as provided by law.
After you purchase your Annuity you will have usually ten days to examine it and cancel it if you change your mind for any reason (referred to as the “free look period”). The period of time and the amount returned to you is dictated by State law, and is stated on the front cover of your contract. You must cancel your Annuity in writing.
See “What Are Our Requirements for Purchasing One of the Annuities?” for more detail.

Where should I invest my money? With the help of your financial professional, you choose where to invest your money within the Annuity. You may choose from a variety of investment options ranging from conservative to aggressive. Our optional benefits may limit your ability to invest in the investment options otherwise available to you under the annuity. These investment options participate in mutual fund investments that are kept in a separate account from our other general assets. Although you may recognize some of the names of the money managers, these investment options are designed for variable annuities and are not the same mutual funds available to the general public. You can decide on a mix of investment options that suit your goals. Or, you can choose one of our investment options that participates in several mutual funds according to a specified goal such as balanced asset allocation, or capital growth asset allocation. If you select optional benefits, we may limit the investment options that you may elect. Each of the underlying mutual funds is described by its own prospectus, which you should read before investing. You can obtain the summary prospectuses and the prospectuses for the Portfolios by calling 1-888-PRU-2888 or at www.prudential.com. There is no assurance that any investment option will meet its investment objective.
You may also allocate money to a fixed rate account that earns interest guaranteed by our general assets. We also offer programs to help discipline your investing, such as dollar cost averaging or automatic rebalancing.
See “Investment Options” and “Managing Your Account Value.”
How can I receive income from my Annuity? You can receive income by taking withdrawals or electing annuity payments. If you take withdrawals, you should plan them carefully, because withdrawals may be subject to tax, and may be subject to a contingent deferred sales charge (discussed below). You may withdraw up to 10% of your investment each year without being subject to a contingent deferred sales charge.
You may elect to receive income through annuity payments over your lifetime, also called “annuitization”. This option may appeal to those who worry about outliving their Account Value through withdrawals. If you elect to receive Annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an account value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs, and you can choose the benefits and costs that make sense for you. For example, some of our annuity options allow for withdrawals, and some provide a death benefit, while others guarantee payments for life without a death benefit or the ability to make withdrawals.
See “Access to Account Value.”
Options for Guaranteed Lifetime Withdrawals. We offer optional benefits for an additional fee that guarantee your ability to take withdrawals for life as a percentage of an initial guaranteed benefit base, even after your Account Value falls to zero (unless it does so due to a withdrawal of Excess Income). The Account Value has no guarantees, may fluctuate, and can lose value. These benefits may appeal to you if you wish to maintain flexibility and control over your Account Value (instead of converting it to an annuity stream) and want the assurance of predictable income. If you withdraw more than the allowable amount during any year, your future level of guaranteed withdrawals decreases. You have the ability to elect an Optional Living Benefit at the time of application only. Optional Living Benefits cannot be added after your Annuity has been issued.
As part of these benefits you are required to invest only in certain permitted investment options. Some of the benefits utilize a predetermined transfer formula to help us manage your guarantee through all market cycles. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on each formula.
In the Living Benefits section, we describe these guaranteed minimum withdrawal benefits, which allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given year (i.e., Excess Income), that may permanently reduce the guaranteed amount you can withdraw in future years. Please note that if your Account Value is reduced to zero as a result of a withdrawal of Excess Income, both the optional benefit and the Annuity will terminate. Thus, you should think carefully before taking a withdrawal of Excess Income.
These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:
•Highest Daily Lifetime 6 Plus
•Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator
•Spousal Highest Daily Lifetime 6 Plus
•Highest Daily Lifetime 7 Plus
•Spousal Highest Daily Lifetime 7 Plus
•Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator
•Highest Daily Lifetime 7 Plus with Beneficiary Income Option
•Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option
•Highest Daily Lifetime Seven
•Spousal Highest Daily Lifetime Seven
•Highest Daily Lifetime Seven with Lifetime Income Accelerator
•Highest Daily Lifetime Seven with Beneficiary Income Option
•Spousal Highest Daily Lifetime Seven with Beneficiary Income Option

The Guaranteed Lifetime Withdrawal Benefit options are no longer offered for new elections.
Options for Guaranteed Accumulation. We offer optional benefits for an additional fee that guarantee your Account Value to a certain level after a period of years. As part of these benefits you are required to invest only in certain permitted investment options. Please see applicable optional benefit section as well as the Appendices to this prospectus for more information on the formula.
These benefits contains detailed provisions, so please see the following section of the Prospectus for complete details:
•Highest Daily Guaranteed Return Option II
•Highest Daily Guaranteed Return Option*
*    No longer available for new elections.
What happens to my annuity upon death? You may name a beneficiary to receive the proceeds of your Annuity upon your death. Your Annuity must be distributed within the time periods required by the tax laws. Each of our annuities offers a basic death benefit. The basic death benefit provides your beneficiaries with the greater of your purchase payments less all proportional withdrawals or your value in the Annuity at the time of death.
We also have an optional death benefit for an additional charge:
•Combination 5% Roll-up and Highest Anniversary Value Death Benefit: Offers the greatest of the basic death benefit, the highest anniversary value death benefit described above, and a value assuming 5% growth of your investment adjusted for withdrawals.
Each death benefit has certain age restrictions and could only have been elected at time of contract purchase. For the X Series, there is an adjustment for any Purchase Credits received within 12 months prior to death. Please see the “Death Benefit” section of the Prospectus for more information.
There are other optional living and death benefits that we previously offered, but are not currently available. See the applicable section of this Prospectus for details.
How do I receive credits?
With X Series, we apply a credit to your Annuity each time you make a purchase payment. Because of the credits, the expenses of the X Series may be higher than other Annuities that do not offer credits. The amount of the credit depends on your age at the time the purchase payment is made.

OLDEST OWNER’S AGE ON THE DATE THAT THE PURCHASE PAYMENT IS APPLIED TO THE ANNUITY	PURCHASE CREDIT ON PURCHASE PAYMENTS AS THEY ARE APPLIED TO THE ANNUITY
0 – 80	6.00%*
81 – 85	3.00%
*    For X Series annuities issued prior to a specified date, the credit applicable to ages 0 – 80 is 5%
With X Series, we also apply a “longevity credit” on your tenth anniversary and every anniversary thereafter. The credit is equal to 0.40% of purchase payments invested with us for more than nine years (less adjustments for any withdrawals). The credit will not apply if your annuity value is zero or less, if you have cumulatively withdrawn more than the amount of eligible purchase payments, or if you annuitize.
Please see the section entitled “Managing Your Account Value” for more information.
What are the Annuity’s Fees and Charges?
Contingent Deferred Sales Charge: If you withdraw all or part of your annuity before the end of a period of years, we may deduct a contingent deferred sales charge, or “CDSC”. The CDSC is calculated as a percentage of your purchase payment being withdrawn, and the applicable CDSC percentage (as indicated in the table below) depends on the number of years that have elapsed since the Purchase Payment being withdrawn was made. The CDSC is different depending on which annuity you purchase:

	Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5	Yr. 6	Yr. 7	Yr. 8	Yr. 9	Yr. 10+
B Series	7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	1.0%	0.0%	—	—
L Series	7.0%	7.0%	6.0%	5.0%	0.0%	—	—	—	—	—
X Series	9.0%	8.5%	8.0%	7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	0.0%
Each year you may withdraw up to 10% of your purchase payments without the imposition of a CDSC. Thi charge free withdrawal feature does not apply when fully surrendering your annuity. We may also waive the CDSC under certain circumstances, such as for medically-related circumstances or taking required minimum distributions under a qualified contract.
Transfer Fee: You may make 20 transfers between investment options each year free of charge. After the 20th transfer, we will charge $10.00 for each transfer. We do not consider transfers made as part of any Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the 20 free transfers. All transfers made on the same day will be treated as one (1) transfer. Any transfers made as a result of the mathematical formula used with an optional benefit will not count towards the total transfers allowed.

Annual Maintenance Fee: Until you start annuity payments, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is the lesser of $35.00 or 2% of your Account Value. The Annual Maintenance Fee is only deducted if your Account Value is less than $100,000.
Tax Charge: We may deduct a charge to reimburse us for taxes we may pay on premiums received in certain jurisdictions. The Tax Charge currently ranges up to 3 1/2% of your purchase payments and is designed to approximate the taxes that we are required to pay.
Insurance Charge: We deduct an Insurance Charge. It is an annual charge assessed on a daily basis. It is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The charge is assessed against the daily assets allocated to the Sub-accounts and depends on which Annuity you hold:

FEE/CHARGE	B Series	L Series	X Series
Mortality & Expense Risk Charge	1.00%	1.35%	1.40%
Administration Charge	0.15%	0.15%	0.15%
Total Insurance Charge	1.15%	1.50%	1.55%
Charges for Optional Benefits: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Seven, the charge is assessed against the Protected Withdrawal Value and taken out of the Sub-accounts periodically. Please refer to the section entitled “Summary of Contract Fees and Charges” for the list of charges for each optional benefit.
Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the daily net assets allocated to the Sub-accounts and is equal to an annual charge of 1%.
Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios. Please see the “Fees and Charges” section of the Prospectus for more information.
Costs to Sell and Administer Our Variable Annuity: Your financial professional may receive a commission for selling one of our variable annuities to you. We may pay fees to your financial professional’s broker dealer firm to cover costs of marketing or administration. These commissions and fees may incent your financial professional to sell our variable annuity instead of one offered by another company. We also receive fees from the mutual fund companies that offer the investment options for administrative costs and marketing. These fees may influence our decision to offer one family of funds over another. If you have any questions you may speak with your financial professional or us. See “General Information”.
Other Information: Please see the section entitled “General Information” for more information about our annuities, including legal information about our company, separate account, and underlying funds.

INVESTMENT OPTIONS
WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?
Each variable investment option is a Sub-account of the Pruco Life Flexible Premium Variable Annuity Account (see “What is the Separate Account” for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The Investment Objectives/Policies Chart below provides a description of each Portfolio’s investment objective and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm. Thus, if you selected particular optional benefits, you would be precluded from investing in certain portfolios and therefore would not receive investment appreciation (or depreciation) affecting those Portfolios. The Portfolios that you select are your choice – we do not provide investment advice, and we do not recommend or endorse any particular Portfolio. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the Portfolios. Please see the General Information section of this Prospectus, under the heading concerning “Fees and Payments Received by Pruco Life” for a discussion of fees that we may receive from underlying mutual funds and/or their affiliates.
The Portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans or other limited classes of investors permitted by the Code. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same Portfolio adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds and Portfolios can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the Portfolios. You should carefully read the prospectus for any Portfolio in which you are interested before investing. The current prospectus and statement of additional information for the underlying Portfolio can be obtained by calling 1-888-PRU-2888 or at www.prudential.com. There is no guarantee that any Portfolio will meet its investment objective. You bear the investment risk for amounts allocated to the portfolios. The Portfolios that you select are your choice - we do not recommend or endorse any particular Portfolio.
This Annuity offers Portfolios managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Pruco Life (“Affiliated Portfolios”) and Portfolios managed by companies not affiliated with Pruco Life ("Unaffiliated Portfolios"). Pruco Life and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Portfolios and the Unaffiliated Portfolios. Generally, Prudential Companies receive revenue sharing payments from the Unaffiliated Portfolios. We consider the amount of these fees and payments when determining which portfolios to offer through the Annuity. Affiliated Portfolios may provide Prudential Companies with greater fees and payments than Unaffiliated Portfolios. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Portfolios, we have an incentive to offer Affiliated Portfolios over Unaffiliated Portfolios. As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that conduct day to day management. We have an incentive to offer Portfolios with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which portfolios to offer under the Annuity. Also, in some cases, we offer Portfolios based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Pruco Life has selected the Portfolios for inclusion as investment options under this Annuity in Pruco Life’s role as the issuer of this Annuity, and Pruco Life does not provide investment advice or recommend any particular Portfolio. Please see "Other Information" under the heading concerning "Fees and Payments Received by Pruco Life" for more information about fees and payments we may receive from underlying Portfolios and/or their affiliates. In addition, we may consider the potential risk to us of offering a Portfolio in light of the benefits provided by the Annuity.
Beginning May 1, 2008, we allowed Owners of an L Series Annuity to invest in certain ProFund VP Portfolios. However, effective the same date, we no longer allowed Owners of a B Series or an X Series Annuity to invest in any ProFund VP Portfolios. Nor will we allow beneficiaries who acquire any of the Annuities on or after May 1, 2008 under the Beneficiary Continuation Option to invest in any ProFund VP Portfolios.
Stipulated Investment Options if you Elect Certain Optional Benefits
As a condition to your participating in certain optional benefits, we limit the investment options to which you may allocate your Account Value. Broadly speaking, we offer two groups of “Permitted Sub-accounts”. Under the first group (Group I), your allowable investment options are more limited, but you are not subject to mandatory quarterly re-balancing. Under the second group (Group II), you may allocate your Account Value between a broader range of investment options, but must participate in quarterly re-balancing. The set of tables immediately below describes the first category of permitted investment options.
While those who do not participate in any optional benefit generally may invest in any of the investment options described in the Prospectus, only those who participate in the optional benefits listed in Group II below may participate in the second category (along with its attendant re-balancing requirement). This second category is called our “Custom Portfolios Program” (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials). If you participate in the Custom Portfolios Program, you may not participate in an Automatic Rebalancing Program. We may modify or terminate the Custom Portfolios Program at any time. Any such modification or termination will (i) be implemented only after we have notified you in advance, (ii) not affect the guarantees you had accrued under the optional benefit or your ability to continue to participate in those optional benefits, and (iii) not require you to transfer Account Value out of any Portfolio in which you participated immediately prior to the modification or termination.
Group I: Allowable Benefit Allocations

Optional Benefit Name*	Allowable Benefit Allocations:
Lifetime Five Income Benefit	AST Academic Strategies Asset Allocation Portfolio
Spousal Lifetime Five Income Benefit	AST Advanced Strategies Portfolio
Highest Daily Lifetime Five Income Benefit	AST AllianzGI World Trends Portfolio
Highest Daily Lifetime Seven Income Benefit	AST Balanced Asset Allocation Portfolio
Spousal Highest Daily Lifetime Seven Income Benefit	AST BlackRock Global Strategies Portfolio
Highest Daily Value Death Benefit	AST Capital Growth Asset Allocation Portfolio
Highest Daily Lifetime Seven with Beneficiary Income Option	AST Fidelity Institutional AM® Quantitative Portfolio
Spousal Highest Daily Lifetime Seven with Beneficiary Income Option	AST J.P. Morgan Global Thematic Portfolio
Highest Daily Lifetime Seven with Lifetime Income Accelerator	AST J.P. Morgan Tactical Preservation Portfolio
Highest Daily Lifetime 7 Plus Income Benefit	AST MFS Growth Allocation Portfolio
Highest Daily Lifetime 7 Plus with Beneficiary Income Option	AST Preservation Asset Allocation Portfolio
Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator	AST Prudential Growth Allocation Portfolio
Spousal Highest Daily Lifetime 7 Plus Income Benefit	AST T. Rowe Price Asset Allocation Portfolio
Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option	AST Wellington Management Hedged Equity Portfolio
Highest Daily Lifetime 6 Plus
Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator
Spousal Highest Daily Lifetime 6 Plus
Highest Daily GRO II

Optional Benefit Name*	All Investment Options Permitted Except the Following:
Combo 5% Rollup & HAV Death Benefit	AST Emerging Markets Equity Portfolio
Guaranteed Minimum Income Benefit	AST Western Asset Emerging Markets Debt Portfolio
Highest Daily GRO	AST Quantitative Modeling Portfolio
*    Detailed Information regarding these optional benefits can be found in the “Living Benefits” and “Death Benefit” sections of this Prospectus.
The following set of tables describes the second category (i.e. Group II below), under which:
(a)you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST BlackRock/Loomis Sayles Bond Portfolio and/or the AST Prudential Core Bond Portfolio).
(b)you may allocate up to 80% in equity and other portfolios listed in the table below.
(c)on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Account Value, so that the percentages devoted to each Portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the predetermined mathematical formula inherent in any applicable optional benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), we will re-balance your Account Value so that the percentages devoted to each Portfolio remain the same as those in effect when you began the Custom Portfolios Program.
(d)between quarter-ends, you may re-allocate your Account Value among the investment options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation.
(e)if you are already participating in the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials) and add a new benefit that also participates in this program, your rebalancing date will continue to be based upon the quarterly anniversary of your initial benefit election.

Group II: Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials)

Optional Benefit Name*	Permitted Portfolios
Highest Daily Lifetime Seven	AST Academic Strategies Asset Allocation Portfolio
Spousal Highest Daily Lifetime Seven	AST Advanced Strategies Portfolio
Highest Daily Lifetime Seven with Beneficiary Income Option	AST AllianzGI World Trends Portfolio
Spousal Highest Daily Lifetime Seven with Beneficiary	AST Balanced Asset Allocation Portfolio
Income Option	AST BlackRock Global Strategies Portfolio
Highest Daily Lifetime Seven with Lifetime Income Accelerator	AST BlackRock Low Duration Bond Portfolio
Highest Daily Lifetime 7 Plus	AST BlackRock/Loomis Sayles Bond Portfolio
Spousal Highest Daily Lifetime 7 Plus	AST Capital Growth Asset Allocation Portfolio
Highest Daily Lifetime 7 Plus with Beneficiary	AST ClearBridge Dividend Growth Portfolio
Income Option	AST Cohen & Steers Global Realty Portfolio
Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator	AST Cohen & Steers Realty Portfolio
Spousal Highest Daily Lifetime 7 Plus with Beneficiary	AST Emerging Markets Equity Portfolio
Income Option	AST Fidelity Institutional AM® Quantitative Portfolio
Highest Daily Lifetime 6 Plus	AST Global Bond Portfolio
Highest Daily Lifetime 6 Plus with Lifetime Income	AST Goldman Sachs Small-Cap Value Portfolio
Accelerator	AST Government Money Market Portfolio
Spousal Highest Daily Lifetime 6 Plus	AST High Yield Portfolio
Highest Daily GRO II	AST Hotchkis & Wiley Large-Cap Value Portfolio
AST International Growth Portfolio
AST International Value Portfolio
AST J.P. Morgan Global Thematic Portfolio
AST J.P. Morgan International Equity Portfolio
AST J.P. Morgan Tactical Preservation Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Allocation Portfolio
AST MFS Growth Portfolio
AST MFS Large-Cap Value Portfolio
AST Mid-Cap Growth Portfolio
AST Mid-Cap Value Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Core Bond Portfolio
AST Prudential Growth Allocation Portfolio
AST QMA US Equity Alpha Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Growth Opportunities Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Large-Cap Value Portfolio
AST T. Rowe Price Natural Resources
AST Wellington Management Hedged Equity
AST Western Asset Core Plus Bond Portfolio
*    Detailed Information regarding these optional benefits can be found in the “Living Benefits” and “Death Benefit” sections of this Prospectus.
The following additional Portfolios are available with the L Series only:

ProFund VP
Consumer Goods
Consumer Services
Financials
Health Care
Industrials
Large-Cap Growth
Large-Cap Value

Mid-Cap Growth
Mid-Cap Value
Real Estate
Small-Cap Growth
Small-Cap Value
Telecommunications
Utilities
Certain optional living benefits (e.g., Highest Daily Lifetime 7 Plus) employ a predetermined mathematical formula, under which money is transferred between your chosen variable sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Sub-account).
Whether or not you elect an optional benefit subject to the predetermined mathematical formula, you should be aware that the operation of the formula may result in large-scale asset flows into and out of the Sub-accounts. These asset flows could adversely impact the portfolios, including their risk profile, expenses and performance. These asset flows impact not only the Permitted Sub-accounts used with the benefits but also the other Sub-accounts, because the portfolios may be used as investments in certain Permitted Sub-accounts that are structured as funds-of-funds. Because transfers between the Sub-accounts and the AST Investment Grade Bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the portfolios could experience the following effects, among others:
(a)a portfolio’s investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the portfolio’s investment strategy;
(b)the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;
(c)a portfolio may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs and asset flows for the portfolio compared to other similar funds.
The asset flows caused by the formula may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners’ Account Value may be transferred to a bond portfolio (such as the AST Investment Grade Bond Sub-account) and others Owners’ Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to the AST Investment Grade Bond Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.
The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one portfolio to another portfolio, which in turn could adversely impact performance.
Please consult the prospectus for the applicable portfolio for additional information about these effects.
The following table contains limited information about the portfolios. Before selecting an Investment Option, you should carefully review the summary prospectuses and/or prospectuses for the portfolios, which contain details about the investment objectives, policies, risks, costs and management of the portfolios. You can obtain the summary prospectuses and prospectuses for the portfolios by calling 1-888-PRU-2888 or at www.prudential.com.

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Academic Strategies Asset Allocation Portfolio	Seeks long-term capital appreciation.	AlphaSimplex Group, LLC
AQR Capital Management, LLC
CoreCommodity Management, LLC
First Quadrant, L.P.
Jennison Associates LLC
Morgan Stanley Investment Management Inc.
Pacific Investment Management Company, LLC
PGIM Investments LLC
QMA LLC
Western Asset Management Company, LLC
Western Asset Management Company Limited
AST Advanced Strategies Portfolio	Seeks a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.	Brown Advisory, LLC
Loomis, Sayles & Company, L.P.
LSV Asset Management
Pacific Investment Management Company, LLC
PGIM Investments LLC
PGIM Fixed Income
QMA LLC
T. Rowe Price Associates, Inc.
William Blair Investment Management, LLC
AST AllianzGI World Trends Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Allianz Global Investors U.S. LLC
AST Balanced Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC QMA LLC

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST BlackRock Global Strategies Portfolio	Seeks a high total return consistent with a moderate level of risk.	BlackRock Financial Management, Inc. BlackRock International Limited
AST BlackRock Low Duration Bond Portfolio	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore) Limited
AST BlackRock/Loomis Sayles Bond Portfolio	Seeks to maximize total return, consistent with preservation of capital and prudent investment management.	BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore) Limited Loomis, Sayles & Company, L.P.
AST Bond Portfolio 2021	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2022	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2023	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2024	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2025	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2026	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2027	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2028	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2029	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2030	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2031	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2032	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Capital Growth Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC QMA LLC
AST ClearBridge Dividend Growth Portfolio	Seeks income, capital preservation, and capital appreciation.	ClearBridge Investments, LLC
AST Cohen & Steers Global Realty Portfolio	Seeks capital appreciation and income.	Cohen & Steers Capital Management, Inc. Cohen & Steers Asia Limited Cohen & Steers UK Limited
AST Cohen & Steers Realty Portfolio	Seeks to maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.
AST Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	AQR Capital Management, LLC, J.P. Morgan Investment Management, Inc. Martin Currie Inc.
AST Fidelity Institutional AM® Quantitative Portfolio	Seeks long-term capital growth balanced by current income.	FIAM LLC
AST Global Bond Portfolio (formerly AST Wellington Management Global Bond Portfolio)	Seeks to provide consistent excess returns over the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index.	AllianceBernstein L.P. Goldman Sachs Asset Management, L.P. Wellington Management Company LLP

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Goldman Sachs Small-Cap Value Portfolio	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.
AST Government Money Market Portfolio	Seeks high current income and maintain high levels of liquidity.	PGIM Fixed Income
AST High Yield Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	J.P. Morgan Investment Management, Inc. PGIM Fixed Income
AST Hotchkis & Wiley Large-Cap Value Portfolio	Seeks current income and long-term growth of income, as well as capital appreciation.	Hotchkis & Wiley Capital Management, LLC
AST International Growth Portfolio	Seeks long-term capital growth.	Jennison Associates LLC Neuberger Berman Investment Advisers LLC William Blair Investment Management, LLC
AST International Value Portfolio	Seeks capital growth.	Lazard Asset Management LLC LSV Asset Management
AST Investment Grade Bond Portfolio	Seeks to maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST J.P. Morgan Global Thematic Portfolio	Seeks capital appreciation consistent with its specified level of risk tolerance.	J.P. Morgan Investment Management, Inc.
AST J.P. Morgan International Equity Portfolio	Seeks capital growth.	J.P. Morgan Investment Management, Inc.
AST J.P. Morgan Tactical Preservation Portfolio (formerly AST J.P. Morgan Strategic Opportunities Portfolio)	Seeks to maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.
AST Jennison Large-Cap Growth Portfolio	Seeks long-term growth of capital.	Jennison Associates LLC
AST Large-Cap Core Portfolio (formerly AST QMA Large-Cap Portfolio)	Seeks long-term capital appreciation.	QMA LLC J.P. Morgan Investment Management, Inc. Massachusetts Financial Services Company
AST Loomis Sayles Large-Cap Growth Portfolio	Seeks capital growth. Income realization is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.	Loomis, Sayles & Company, L.P.
AST MFS Global Equity Portfolio	Seeks capital growth.	Massachusetts Financial Services Company
AST MFS Growth Allocation Portfolio	Seeks total return.	Massachusetts Financial Services Company
AST MFS Growth Portfolio	Seeks long-term capital growth and future, rather than current income.	Massachusetts Financial Services Company
AST MFS Large-Cap Value Portfolio	Seeks capital appreciation.	Massachusetts Financial Services Company
AST Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Massachusetts Financial Services Company Victory Capital Management Inc.
AST Mid-Cap Value Portfolio (formerly AST Neuberger Berman/LSV Mid-Cap Value Portfolio)	Seeks capital growth.	Massachusetts Financial Services Company Wellington Management Company LLP Victory Capital Management Inc.
AST Preservation Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC QMA LLC
AST Prudential Core Bond Portfolio	Seeks to maximize total return consistent with the long-term preservation of capital.	PGIM Fixed Income
AST Prudential Growth Allocation Portfolio	Seeks total return.	Jennison Associates LLC PGIM Fixed Income PGIM Real Estate QMA LLC
AST QMA US Equity Alpha Portfolio	Seeks long term capital appreciation.	QMA LLC
AST Quantitative Modeling Portfolio	Seeks a high potential return while attempting to mitigate downside risk during adverse market cycles.	PGIM Investments LLC QMA LLC
AST Small-Cap Growth Opportunities Portfolio	Seeks capital growth.	Victory Capital Management Inc. Wellington Management Company, LLP
AST Small-Cap Growth Portfolio	Seeks long-term capital growth.	Emerald Mutual Fund Advisers Trust UBS Asset Management (Americas) Inc.
AST Small-Cap Value Portfolio	Seeks to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.	J.P. Morgan Investment Management, Inc. LMCG Investments, LLC
AST T. Rowe Price Asset Allocation Portfolio	Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Large-Cap Growth Portfolio	Seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Large-Cap Value Portfolio	Seeks maximum growth of capital by investing primarily in the value stocks of larger companies.	T. Rowe Price Associates, Inc.

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST T. Rowe Price Natural Resources Portfolio	Seeks long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.	T. Rowe Price Associates, Inc.
AST Wellington Management Hedged Equity Portfolio	Seeks to outperform a mix of 50% Russell 3000 Index, 20% MSCI Europe, Australasia and the Far East (EAFE) Index, and 30% Bank of America Merrill Lynch Three-Month US Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in the Portfolio’s subadviser’s equity investment strategies	Wellington Management Company LLP
AST Western Asset Core Plus Bond Portfolio	Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Portfolio.	Western Asset Management Company, LLC. Western Asset Management Company Limited
AST Western Asset Emerging Markets Debt Portfolio	Seeks to maximize total return.	Western Asset Management Company, LLC Western Asset Management Company Limited
ProFund VP Consumer Goods	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer Goods℠ Index.	ProFund Advisors LLC
ProFund VP Consumer Services	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer Services℠ Index.	ProFund Advisors LLC
ProFund VP Financials	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Financials℠ Index.	ProFund Advisors LLC
ProFund VP Health Care	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Health Care℠ Index.	ProFund Advisors LLC
ProFund VP Industrials	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Industrials℠ Index.	ProFund Advisors LLC
ProFund VP Large-Cap Growth	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Growth Index.	ProFund Advisors LLC
ProFund VP Large-Cap Value	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Value Index.	ProFund Advisors LLC
ProFund VP Mid-Cap Growth	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® Growth Index.	ProFund Advisors LLC
ProFund VP Mid-Cap Value	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® Value Index.	ProFund Advisors LLC
ProFund VP Real Estate	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Real Estate℠ Index.	ProFund Advisors LLC
ProFund VP Small-Cap Growth	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Growth Index®.	ProFund Advisors LLC
ProFund VP Small-Cap Value	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index.	ProFund Advisors LLC
ProFund VP Telecommunications	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Select Telecommunications℠ Index.	ProFund Advisors LLC
ProFund VP Utilities	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. Utilities℠ Index.	ProFund Advisors LLC
FIAM LLC is a business unit of FMR LLC (also known as Fidelity Investments).
Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.
Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.
Personnel of Goldman Sachs Asset Management International, an affiliate of Goldman Sachs Asset Management, L.P., may perform certain delegated responsibilities for GSAM, may act on behalf of GSAM, or may perform functions that otherwise support the sub-advisory services provided to the Portfolio.
PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Investments LLC manages each of the portfolios of the Advanced Series Trust (AST). AST Investment Services, Inc. serves as co-manager, along with PGIM Investments LLC, to many of the portfolios of AST. PGIM Investments LLC manages each of the portfolios of the Prudential Series Fund (PSF).
PGIM Real Estate is a business unit of PGIM, Inc.

WHAT ARE THE FIXED RATE OPTIONS?
The Fixed Rate Options consist of the DCA Fixed Rate Option used with our 6 or 12 Month DCA Program, the one-year Fixed Rate Option and (with respect to Highest Daily Lifetime Five only), the Benefit Fixed Rate Account. We describe the Benefit Fixed Rate Account in the section of the prospectus concerning Highest Daily Lifetime Five. We no longer offer our 6 or 12 Month DCA Program.
No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to a Fixed Rate Option, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Option.
ONE-YEAR FIXED INTEREST RATE OPTION
We offer a one-year Fixed Rate Option. When you select this option, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a Fixed Rate Option. You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time the minimum interest rate is what is set forth in your Annuity contract. We may restrict your ability to allocate Account Value to the Fixed Rate Options if you elect certain optional benefits. The interest rate that we credit to the Fixed Rate Options may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.
Amounts allocated to the Fixed Rate Option become part of Pruco Life’s general assets. We set a one-year base guaranteed annual interest rate for the one-year Fixed Rate Option. We may also provide an additional interest rate on each Purchase Payment allocated to this option for the first year after the payment. This additional interest rate will not apply to amounts transferred from other investment options within an Annuity or amounts remaining in this option for more than one year. We will permit transfers out of the one-year Fixed Rate Option only during the 30 day period following the end of the one-year period. We retain the right to limit the amount of Account Value that may be transferred into or out of the one-year Fixed Rate Option. In addition, we reserve the right to cease offering this investment option for periods of time.
OTHER FIXED RATE INTEREST OPTIONS WE MAY OFFER FROM TIME TO TIME
In addition to the one-year Fixed Rate Option, we offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program. (“6 or 12 Month DCA Program”). Account Value allocated to the DCA Fixed Rate options earns the declared rate of interest while it is transferred over a 6 or 12 month period into the Sub-accounts that you have designated. Because the interest we credit is applied against a balance that declines as transfers are made periodically to the Sub-accounts, you do not earn interest on the full amount you allocated initially to the DCA Fixed Rate Options. A dollar cost averaging program does not assure a profit, or protect against a loss. We no longer offer our 6 or 12 Month DCA Program.
6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE “6 OR 12 MONTH DCA PROGRAM”)-We no longer offer our 6 or 12 Month DCA Program.
The 6 or 12 Month DCA Program was available for contracts issued between May 1, 2009 and October 31, 2011. The program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus are the only optional living benefits and the Combination 5% Roll-up + HAV death benefit is the only death benefit you may participate in if you also participate in the 6 or 12 Month DCA Program, although you do not need to select any optional benefit to participate in the program. To participate in the 6 or 12 Month DCA Program, you must allocate at least a $2000 Purchase Payment to our DCA Fixed Rate Options. Dollar cost averaging does not assure a profit, or protect against a loss.
The key features of this Program are as follows:
•You may only allocate purchase payments to these DCA Fixed Rate Options. You may not transfer Account Value into this program.
•As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether the monthly transfers under the 6 or 12 Month DCA Program are to be made over a 6 month or 12 month period. We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA Fixed Rate Options by the number of months. For example, if you allocated $6000, and selected a 6 month DCA Program, we would transfer $1000 each month. We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA Fixed Rate Options is reduced (e.g., due to the deduction of the applicable portion of the fee for an optional benefit, withdrawals or due to a transfer of Account Value out of the DCA Fixed Rate Options initiated by the mathematical formula used with Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus). In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA Fixed Rate Option by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program, we will transfer the remaining amount from the DCA Fixed Rate Option on the next scheduled transfer and terminate the program.
•Any withdrawals, transfers, or fees deducted from the DCA Fixed Rate Options will reduce the DCA Fixed Rate Options on a “last-in, first-out” basis. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA Fixed Rate Options associated with that Program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program. If you have multiple 6 or 12 Month DCA Programs running, then the above reference to “last-in, first-out” means that amounts will be deducted first from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program that was established most recently.
•6 or 12 Month DCA transfers will begin on the date the DCA Fixed Rate Option is established (unless modified to comply with state law) and on each month following until the entire principal amount plus earnings is transferred.
•We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.
•The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the Program.
•If you are not participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus, we will make transfers under the 6 or 12 Month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you are participating in any Highest Daily Lifetime 7 Plus benefit or any Highest Daily Lifetime 6 Plus benefit, we will allocate amounts transferred out of the DCA Fixed Rate Options in the following manner: (a) if you are participating in the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), we will allocate to the Sub-accounts in accordance with the rules of that program (b) if you are not participating in the Optional Allocation and Rebalancing Program, we will make transfers under the Program to the Sub-accounts that you specified upon your election of the Program, provided those instructions comply with the allocation requirements for Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and (c) whether or not you participate in the Optional Allocation and Rebalancing Program, no portion of our monthly transfer under the 6 or 12 Month DCA Program will be directed initially to the AST Investment Grade Bond Sub-account (although the DCA Fixed Rate Option is treated as a “Permitted Sub-account” for purposes of transfers to the AST Investment Grade Bond Sub-account under the pre-determined mathematical formula under the Highest Daily Lifetime 7 Plus or Highest Daily Lifetime 6 Plus benefits) (see below).
•If you are participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis.
•If you are participating in one of our automated withdrawal programs (e.g., Systematic Withdrawals), we may include within that withdrawal program amounts held within the DCA Fixed Rate Options. If you have elected any Highest Daily Lifetime 7 Plus benefit or Highest Daily Lifetime 6 Plus benefit, any withdrawals will be taken on a pro-rata basis from your Sub-accounts and the DCA Fixed Rate Options.
•We impose no fee for your participation in the 6 or 12 Month DCA Program.
•You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA Fixed Rate Options according to your instructions. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA Fixed Rate Options on a pro rata basis to the Sub-accounts in which you are invested currently. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Government Money Market Sub-account, unless restricted due to benefit election.
•You cannot utilize “rate lock” with the 6 or 12 Month DCA Program. The interest rate we credit under the program will be the rate on the date the purchase payment is allocated to the 6 or 12 Month DCA Program.
•We credit interest to amounts held within the DCA Fixed Rate Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA Fixed Rate Option has been transferred out (b) the date the entire amount in the DCA Fixed Rate Option is withdrawn (c) the date as of which any death benefit payable is determined or (d) the Annuity Date.
•The interest rate earned in a DCA Fixed Rate Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new purchase payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the amount of interest you receive will decrease as amounts are systematically transferred from the DCA Fixed Rate Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.
•The 6 or 12 Month DCA Program may be referred to in your Rider and/or the Application as the “Enhanced Dollar Cost Averaging Program.”
NOTE: When a 6 or 12 Month DCA Program is established from a DCA Fixed Rate Option, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts (including any transfers under an optional benefit formula). This will reduce the effective rate of return on the DCA Fixed Rate Option.

FEES AND CHARGES
The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Pruco Life incurs in promoting, distributing, issuing and administering an Annuity and, with respect to the X Series, to offset a portion of the costs associated with offering any Credit features which are funded through Pruco Life’s general account.
The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that Pruco Life receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values including, for the X Series, appreciation on amounts that represent any Purchase Credit or Longevity Credit.
WHAT ARE THE CONTRACT FEES AND CHARGES?
Contingent Deferred Sales Charge (CDSC): We do not deduct a sales charge from purchase payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is effective on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages for the B Series, the L Series, and the X Series are shown under “Summary of Contract Fees and Charges” earlier in this prospectus. If you purchase the X series and make a withdrawal that is subject to a CDSC, we may use part of that CDSC to recoup our costs of providing the Credit. However, we do not impose any CDSC on your withdrawal of a Credit amount.
With respect to a partial withdrawal, we calculate the CDSC by assuming that any available charge free withdrawal amount is taken out first (see How Much Can I Withdraw as a Charge Free Withdrawal?). If the charge free withdrawal amount is not sufficient, we then assume that withdrawals are taken from purchase payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.
For purposes of calculating any applicable CDSC on a surrender, the purchase payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative Sub-account performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the purchase payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.
We may waive any applicable CDSC under certain circumstances including certain medically related circumstances or when taking a Minimum Distribution from an Annuity purchased as a “qualified” investment. Charge free withdrawals and Minimum Distributions are each explained more fully in the section entitled “Access to Account Value.”
Transfer Fee: Currently, you may make 20 free transfers between investment options each Annuity Year. We currently charge $10.00 for each transfer after the 20th in each Annuity Year. The fee will never be more than $20.00 for each transfer. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the 20 free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the 20 free transfers. Similarly, transfers made under our 6 or 12 Month DCA Program and transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer Fee and are not counted toward the 20 free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If you are enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.
Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value (including any amount in Fixed Rate Options), whichever is less. This fee compensates us for administrative and operational costs in connection with the Annuity, such as maintaining our internal systems that support the Annuity. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. The fee is taken out only from the Sub-accounts. Currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. We do not impose the Annual Maintenance Fee upon annuitization, the payment of a Death Benefit, or a Medically-Related Surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance

Fee is the lesser of $30 or 2% of Account Value. For the Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed. The amount of this charge may differ in certain States.
Tax Charge: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We pay the tax either when purchase payments are received, upon surrender or when the Account Value is applied under an annuity option. The Tax Charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of purchase payments, surrender value, or Account Value as applicable. The Tax Charge currently ranges up to 3.5%. We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the separate accounts.
We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the Tax Charge you pay under the Annuity. We will periodically review the issue of charging for taxes, and we may charge for taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or General Account

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the Tax Charge you pay under the contract. We reserve the right to change these tax practices.
Insurance Charge: We deduct an Insurance Charge daily. The charge is assessed against the daily assets allocated to the Sub-accounts and is equal to the amount indicated under “Summary of Contract Fees and Charges”. The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life for providing the insurance benefits under each Annuity, including each Annuity’s basic Death Benefit (as described in the “Minimum Death Benefit” subsection in “Death Benefits” later in this prospectus) that, subject to the Annuity’s terms and conditions, provides guaranteed benefits to your beneficiaries even if the Sub-account declines. The Insurance Charge also compensates us for the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge further compensates us for administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.
The Insurance Charge is not deducted against assets allocated to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate Options or the DCA Fixed Rate Option, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.
Charges for Optional Benefits: If you elect to purchase certain optional benefits, we will deduct an additional charge. This charge compensates us for the guarantees provided by the living benefit (as described in “Optional Living Benefits” later in this prospectus) and the risk that persons we guarantee living benefit payments to will live longer than our assumptions. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime 6 Plus, the charge is assessed against greater of Account Value and the Protected Withdrawal Value and is taken out of the Sub-accounts and DCA Fixed Rate Options periodically. Please refer to the section entitled “Summary of Contract Fees and Charges” for the list of charges for each optional benefit.
Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. This charge compensates us for the cost of providing administrative services in connection with the Beneficiary Continuation Option. The charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annual charge of 1%.
Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Pruco Life with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.
WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?
No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate Options, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Options.
WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a Tax Charge may apply (see “Tax Charge” above).
EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

PURCHASING YOUR ANNUITY
Please note that these Annuities are no longer available for new sales. The information provided in this section is for informational purposes only.
WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?
We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. All such conditions are described below.
Initial Purchase Payment: We no longer allow new purchases of these Annuities, except in certain states/jurisdictions. Previously, you must have made a minimum initial Purchase Payment as follows: $1,000 for the B Series and $10,000 for the X Series and the L Series. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent purchase payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.
We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments would equal or exceed that $1,000,000 threshold. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner’s ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.
Speculative Investing – Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments.  Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant.  These rules are subject to state law.  You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either Joint Annuitants during the Accumulation Period or Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value may be reduced by the Total Insurance Charge and may be subject to Sub-account fluctuations. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary (ies) as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.
Except as noted below, purchase payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life. Purchase payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, purchase payments may be transmitted to Pruco Life via wiring funds through your financial professional’s broker-dealer firm. Additional purchase payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or rejected our acceptance of additional Purchase Payments. Our acceptance of a check is subject to our ability to collect funds.
Age Restrictions: Unless we agree otherwise and subject to our rules, in order to issue the annuity we must receive the application, in good order, before the oldest of the Owner (or Annuitant if entity owned) turns age 86 for the B Series and the L Series and age 76 for the X Series. No additional purchase payments will be permitted after age 85 for any of the Annuities. If an Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity’s liquidity features will satisfy that need. Under the Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. If you take a distribution prior to age 59 1/2, you may be subject to a 10% tax in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner’s death.

“Beneficiary” Annuity
If you are a beneficiary of an annuity that was owned by a decedent, subject to the following requirements, you may transfer the proceeds of the decedent’s annuity into one of the Annuities described in this Prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a nonqualified annuity, for distributions based on lives age 70 or under. This transfer option is also not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a “Beneficiary Continuation Option”.
Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent’s death, using Table 1 in IRS Publication 590-B. These distributions are not subject to any CDSC.
For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent’s death if you are an eligible designated beneficiary. If you are the surviving spouse beneficiary, distributions may be deferred until the decedent would have attained age 70 ½ (72 for those who would have reached age 70 ½ after 2019), however if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to beneficiaries of an IRA or Roth IRA, see “Required Distributions Upon Your Death for Qualified Annuity Contracts” in the Tax Considerations section of this Prospectus.
For nonqualified Annuities, distributions must begin within one year of the decedent’s death. For additional information regarding the tax considerations applicable to beneficiaries of a nonqualified Annuity see “Required Distributions Upon Your Death for Nonqualified Annuity Contracts” in the Tax Considerations section of your prospectus.
You may choose to take more than your required distribution. You may take withdrawals in excess of your required distributions, however your withdrawal may be subject to the Contingent Deferred Sales Charge. Any withdrawals reduce the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.
The Annuity may provide a basic Death Benefit upon death, and you may name “successors” who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.
Please note the following additional limitations for a Beneficiary Annuity:
•No additional purchase payments are permitted. You may only make a one-time initial purchase payment transferred to us directly from another annuity or eligible account. You may not make your purchase payment as an indirect rollover, or combine multiple “Transfer of Assets” or “TOA’s” into a single contract as part of this “Beneficiary” Annuity.
•You may not elect any optional living or death benefits.
•You may not annuitize the Annuity; no annuity options are available.
•You may participate only in the following programs: Automatic Rebalancing, Dollar Cost Averaging (but not the 6 or 12 Month DCA Program), or Systematic Withdrawals.
•You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A “beneficiary annuity” may not be co-owned.
•If the Annuity is funded by means of transfer from another “Beneficiary Annuity” with another company, we require that the sending company or the beneficial owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another “Beneficiary Annuity” where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.
•The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, an estate or qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or become irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust’s interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30 th of the year following the year of death of the IRA or Roth IRA Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request.  If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor who is named as the Annuitant.   If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.
•If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.
•If you are transferring proceeds as beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first required distribution. If, for any reason, your transfer request impedes our ability to complete your first distribution by the required date, we will be unable to accept your transfer request.

Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.
•Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act independently on behalf of both owners. All information and documents that we are required to send you will be sent to the first named owner. The co-ownership by entity-owners or an entity-owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term “Owner.”
•Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, we may allow you to name one or more Contingent Annuitants with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of “Considerations for Contingent Annuitants” in the Tax Considerations section of the Prospectus. For Beneficiary Annuities, instead of an Annuitant there is a “Key Life” which is used to determine the annual required distributions.
•Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary’s relationship to you. If you use a designation of “surviving spouse,” we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuities, instead of a Beneficiary, the term “Successor” is used.
Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other “qualified” investment that is given beneficial tax treatment under the Code. You should seek tax advice on the income, estate and gift tax implications of your designations.

MANAGING YOUR ANNUITY
MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
In general, you may change the Owner, Annuitant and Beneficiary Designations by sending us a request. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. Upon an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:
•a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner’s death;
•a new Annuitant subsequent to the Annuity Date;
•for “nonqualified” investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity;
•a change in Beneficiary if the Owner had previously made the designation irrevocable;
•a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with more than two grantors; and
•a new Annuitant for an Annuity issued to a grantor trust where the new Annuitant is not the oldest grantor of the trust.
There are also restrictions on designation changes when you have elected certain optional benefits. See the “Living Benefits” and “Death Benefits” sections of this Prospectus for any such restrictions.
If you wish to change the Owner and/or Beneficiary under the Annuity, or to assign the Annuity, you must deliver the request to us in writing at our Service Office. Any change of Owner and/or Beneficiary, or assignment of the Annuity, will take effect when accepted and recorded by us. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the designated Annuitant. We are not responsible for any transaction processed before a change of Owner and/or Beneficiary, or an assignment of the Annuity, is accepted and recorded by us.
Unless prohibited by applicable State law. We reserve the right to refuse a proposed change of Owner and/or Beneficiary, and a proposed assignment of the Annuity. We accept assignments of nonqualified Annuities only.
We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:
•a company(ies) that issues or manages viatical or structured settlements;
•an institutional investment company;
•an Owner with no insurable relationship to the Annuitant or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or
•a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.
We will implement this right on a non-discriminatory basis, and to the extent allowed by State law, and are not obligated to process any such request within any particular time frame. We assume no responsibility for the validity or tax consequences of any change of Owner and/or Beneficiary or any assignment of the Annuity, and may be required to make reports of ownership changes and/or assignments to the appropriate federal, state and/or local taxing authorities. You should consult with a qualified tax advisor for complete information and advice prior to any ownership change or assignment. Once an ownership change or assignment is processed, the tax reporting cannot be reversed.
Death Benefit Suspension Upon Change of Owner or Annuitant. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefit section later in this prospectus for additional details.
Spousal Designations
If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both owners would need to be listed as the primary beneficiaries for the surviving spouse to maintain the contract unless you designate a different Beneficiary. Unless you designate a different Beneficiary, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional purchase payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.
Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”) and, on the date of the Annuitant’s death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.
Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the owner and the non-owner ex-spouses. The non-owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Depending upon the method used for division of the Annuity, the CDSC may be applied to the existing or new Annuity. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.
The federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a domestic partner or civil union partner.
Contingent Annuitant
Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account as described in the above section.
Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled “Spousal Designations” for more information about how the Annuity can be continued by a Custodial Account.
MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?
If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a “free look.” Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days or longer, measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value plus any Tax Charge deducted, and depending on your state’s requirements, any applicable insurance charges deducted. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period. However, where required by law, we will return your purchase payment(s) if they are greater than your current Account Value, less any federal and state income tax withholding. With respect to the X Series, if you return your Annuity, we will not return any Purchase Credits we applied to your Annuity based on your purchase payments.
MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in Pruco Life’s Systematic Investment Plan or a periodic Purchase Payment program. Purchase payments made while you participate in an asset allocation program will be allocated in accordance with such program. Additional purchase payments may be made at any time before the Annuity Date (unless the Annuity is held as a Beneficiary Annuity) or prior to the Owner’s 86th birthday, unless the Annuity is held as a Beneficiary Annuity. Please see the “Living Benefits” section of this prospectus for further information on additional Purchase Payments. However, Purchase Payments are not permitted if the Account Value drops to zero.
MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
You can make additional purchase payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. We call our electronic funds transfer program “Pruco Life’s Systematic Investment Plan.” Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or rejected our acceptance of additional purchase payments.
MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic purchase payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic purchase payments received in the first year total at least the minimum Purchase Payment set forth above.

MANAGING YOUR ACCOUNT VALUE
HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
(See “Valuing Your Investment” for a description of our procedure for pricing initial and subsequent purchase payments.)
Initial Purchase Payment: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any Tax Charge that may apply. You can allocate purchase payments to one or more available Sub-accounts or a Fixed Rate Option (other than the Benefit Fixed Rate Account). Investment restrictions will apply if you elect certain optional benefits.
Subsequent Purchase Payments: Unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent purchase payments, we will allocate any additional purchase payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent purchase payments according to any new allocation instructions.
HOW DO I RECEIVE A LONGEVITY CREDIT UNDER THE X SERIES?
We apply a Longevity Credit to your Annuity’s Account Value on your tenth anniversary (“tenth Annuity Anniversary”) and every Annuity Anniversary thereafter. The Longevity Credit is equal to 0.40% of the sum of all purchase payments that have been in the Annuity for more than 9 years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the end of the period. On any Annuity Anniversary, if the total purchase payments that have been in the Annuity for more than 9 years are less than the cumulative amount of withdrawals made, no Longevity Credit will be applied to your Annuity. Also, no Longevity Credit will be applied to your Annuity if your Account Value is zero when a Longevity Credit would otherwise be paid. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, or Spousal Highest Daily Lifetime 6 Plus. In addition, no Longevity Credit will be applied to your Annuity if before the Annuity Anniversary when a Longevity Credit would otherwise be paid: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; or (iii) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the Annuity under our spousal continuation option, we will apply the Longevity Credit to your Annuity beginning on the tenth Annuity Anniversary measured from the date that we originally issued you the Annuity. Since the Longevity Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Longevity Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Longevity Credit been applied to the Account Value.
HOW ARE LONGEVITY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE X SERIES?
Any Longevity Credit that is allocated to your Account Value will be allocated to a Fixed Rate Option, the Benefit Fixed Rate Account and Sub-accounts in the same percentages as purchase payments are then being allocated to your Annuity.
HOW DO I RECEIVE A PURCHASE CREDIT UNDER THE X SERIES?
We apply a “Purchase Credit” to your Annuity’s Account Value each time you make a Purchase Payment. The amount of the Purchase Credit is payable from our general account. The amount of the Purchase Credit depends on the age of the oldest Owner (or Annuitant if entity-owned) when the Purchase Payment is applied to the Annuity according to the table below:

OLDEST OWNER’S AGE ON THE DATE THAT THE PURCHASE PAYMENT IS APPLIED TO THE ANNUITY	PURCHASE CREDIT ON PURCHASE PAYMENTS AS THEY ARE APPLIED TO THE ANNUITY
0 – 80	6.00%*
81 – 85	3.00%
*    For X series Annuities issued prior to October 22, 2007, the credit applicable to ages 0 - 80 is 5%.
HOW IS EACH PURCHASE CREDIT APPLIED TO ACCOUNT VALUE UNDER THE X SERIES ANNUITY?
Each Purchase Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Purchase Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.
Examples of Applying the Purchase Credit
Initial Purchase Payment
Assume you are 65 years old and you make an initial Purchase Payment of $450,000. We would apply a 6.0% Purchase Credit to your Purchase Payment and allocate the amount of the Purchase Credit ($27,000 = $450,000 × .06) to your Account Value in the proportion that your Purchase Payment is allocated.
The amount of any Purchase Credit applied to your X Series Account Value can be recovered by Pruco Life under certain circumstances:
•any Purchase Credit applied to your Account Value on purchase payments made within the 12 months before the Owner’s (or Annuitant’s if entity-owned) date of death will be recovered (to the extent allowed by State law);
•the amount available under the medically-related surrender portion of the Annuity will not include the amount of any Purchase Credit payable on purchase payments made within 12 months of the date the medically-related surrender is exercised; and
•if you elect to “free look” your Annuity, the amount returned to you will not include the amount of any Purchase Credit.

The Account Value may be substantially reduced if Pruco Life recovers the Purchase Credit amount under these circumstances. The amount we take back will equal the Purchase Credit, without adjustment up or down for investment performance. Therefore, any gain on the Purchase Credit amount will not be taken back. But if there was a loss on the Purchase Credit, the amount we take back will still equal the amount of the Purchase Credit. We do not deduct a CDSC in any situation where we recover the Purchase Credit amount.
General Information about the Purchase Credit Feature
•We do not consider a Purchase Credit to be “investment in the contract” for income tax purposes.
•You may not withdraw the amount of any Purchase Credit under the Charge free withdrawal provision. The Charge free withdrawal provision only applies to withdrawals of purchase payments.
ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?
During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer.
Currently, we charge $10.00 for each transfer after the 20th in each Annuity Year. Transfers made as part of a Dollar Cost Averaging (including the 6 or 12 Month DCA Program) or Automatic Rebalancing program do not count toward the 20 free transfer limit. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period or pursuant to the 6 or 12 Month DCA Program are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may also increase the Transfer Fee that we charge to $20.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.
Currently, any transfer involving the ProFunds VP Sub-accounts must be received by us no later than 3:00 p.m. Eastern time (or one hour prior to any announced closing of the applicable securities exchange) to be processed on the current Valuation Day. The “cut-off” time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically, including through Prudential Annuities website (www.prudential.com). Owners attempting to process a transfer request between the applicable “cut-off” time and 4:00 p.m., are informed that their transactions cannot be processed as requested.
Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission or other electronic transmission as a “writing”, (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and (iii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Government Money Market Portfolio, or any transfer that involves one of our systematic programs, such as automated withdrawals.
Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a Portfolio manager to manage a Portfolio’s investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. Each Annuity offers Sub-accounts designed for Owners who wish to engage in frequent transfers (i.e., one or more of the Sub-accounts corresponding to the ProFund Portfolios and the AST Government Money Market Portfolio), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts.
In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio’s portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
•With respect to each Sub-account (other than the AST Government Money Market Sub-account or a Sub-account corresponding to a ProFund Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the “Restricted Sub-account”). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as automated withdrawals; (ii) do not count any transfer that solely involves the AST Government Money Market Portfolio or any ProFund Portfolios; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

•We reserve the right to affect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.
If we deny one or more transfer requests under the foregoing rules, we will inform you or your financial professional promptly of the circumstances concerning the denial.
There are contract owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a financial professional are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund’s assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a financial professional) and will not waive a transfer restriction for any contract owner.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners (including an Annuity Owner’s TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.
A Portfolio also may assess a short term trading fee (also referred to as “redemption fee”) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.
DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?
Yes. As discussed below, we offer Dollar Cost Averaging Programs during the accumulation period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of Sub-account fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining Sub-account. We do not deduct a charge for participating in a Dollar Cost Averaging program. The Dollar Cost Averaging Program is in addition to any Dollar Cost Averaging program that would be made available in connection with the 6 or 12 Month DCA Program we may offer from time to time as described above.
DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the “overweighted” Sub-accounts to the “underweighted” Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. We also offer the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), which is available if you elect one of the Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, or Highest Daily GRO II benefits.

Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.
There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.
If you are participating in an optional living benefit (such as Highest Daily Lifetime 6 Plus) that makes transfers under a pre-determined mathematical formula, and you have elected automatic rebalancing, you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing Program.
MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?
Yes. Subject to our rules, your financial professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. If your financial professional has this authority, we deem that all transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your financial professional until we receive notification of the revocation of such person’s authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.
Please Note: Contracts managed by your financial professional also are subject to the restrictions on transfers between investment options that are discussed in the section entitled “ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?” Since transfer activity under contracts managed by a financial professional may result in unfavorable consequences to all contract owners invested in the affected options we reserve the right to limit the investment options available to a particular Owner whose contract is managed by the advisor or impose other transfer restrictions we deem necessary. Your financial professional will be informed of all such restrictions on an ongoing basis. We may also require that your financial professional transmit all financial transactions using the electronic trading functionality available through our website (www.prudential.com). Limitations that we may impose on your financial professional under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus. Please note that if you have engaged a third-party investment advisor to provide asset allocation services with respect to your Annuity, we do not allow you to elect an optional benefit that requires investment in an asset allocation Portfolio and/or that involves mandatory Account Value transfers (e.g. Highest Daily GRO).
It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for the services.
For certain Broker Dealers: If instructed by your Broker Dealer, we may allow your financial professional to effectuate withdrawals on your behalf. In the event you do not wish that your financial professional have this authority, please contact us immediately.

ACCESS TO ACCOUNT VALUE
WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions (“RMD”). You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called “Charge free withdrawals.” Unless you notify us differently, withdrawals are taken pro rata based on the Account Value in the investment options at the time we receive your withdrawal request (i.e. “pro rata” meaning that the percentage of each investment option withdrawn is the same percentage that the investment option bears to the total Account Value). Each of these types of distributions is described more fully below.
ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED ANNUITIES?
During the Accumulation Period
A distribution during the accumulation period is deemed to come first from any “gain” in your Annuity and second as a return of your “tax basis”, if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59  1/2, you may be subject to a 10% additional tax in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.
During the Annuitization Period
During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have “exclusionary rules” that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.
There may also be tax implications on distributions from qualified Annuities. See “Tax Considerations” for information about qualified Annuities and for additional information about nonqualified Annuities.
CAN I WITHDRAW A PORTION OF MY ANNUITY?
Yes, you can make a withdrawal during the accumulation period.
•To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC. We call this the “Charge free withdrawal” amount. The Charge free withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Charge free withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum Charge free withdrawal you may request is $100.
•You can also make withdrawals in excess of the Charge free withdrawal amount. The minimum partial withdrawal you may request is $100.
To determine if a CDSC applies to partial withdrawals, we:
1.First determine what, if any, amounts qualify as a Charge Free Withdrawal. These amounts are not subject to the CDSC.
2.Next determine what, if any, remaining amounts are withdrawals of purchase payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of purchase payments unless all purchase payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase payments are withdrawn on a first-in, first-out basis. We withdraw your oldest purchase payments first so that the lowest CDSC will apply to the amount withdrawn.
3.Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.
You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a “net withdrawal”) or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC. Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. (Note, however, that we do not permit commutation once annuity payments have commenced).
To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our website at www.prudential.com.
HOW MUCH CAN I WITHDRAW AS A CHARGE FREE WITHDRAWAL?
The maximum Charge free withdrawal amount during each Annuity Year is equal to 10% of all purchase payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Charge free withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Charge free withdrawal amount to the next Annuity Year.

CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?
Yes. Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select (“systematic withdrawals”). This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.
You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) or 72(q) of the Code or RMD.
You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.
Systematic withdrawals can be made from your Account Value allocated to the Sub-accounts or certain Market Value Adjustment Options. Please note that systematic withdrawals may be subject to any applicable CDSC and/or an Market Value Adjustment. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.
The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.

Systematic Withdrawals based on the charge free amount may be available, but only if the contract is still within the surrender charge period. The withdrawals will be calculated based only on the purchase payments that are still subject to CDSC.
If you do not have an optional benefit, we will withdraw systematic withdrawals from the Investment Options you have designated (your “designated Investment Options”). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. “Pro rata” means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.
If you have a Guaranteed Lifetime Minimum Withdrawal Benefit and elect, or have elected, to receive withdrawals under the benefit using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:
•Excluding Lifetime Five, systematic withdrawals must be taken from your Account Value on a pro rata basis from the Investment Options at the time we process each withdrawal.
•If you either have an existing or establish a new systematic withdrawal program for a) your Annual Income Amount or Annual Withdrawal Amount (only applicable to Lifetime Five) or LIA Amount (only applicable to a Lifetime Income Accelerator Benefit) or b) for a designated amount that is less than your Annual Income Amount, and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.
•Gross Withdrawal or Net Withdrawal. Generally, you can request either a gross withdrawal or a net withdrawal. If, however, you are taking your withdrawal under your living benefit as described above through our Systematic Withdrawal program, you will only be permitted to take that withdrawal on a gross basis. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by an applicable CDSC or tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC or tax withholding is taken from your Account Value. This means that an amount greater than the amount of your requested withdrawal will be deducted from your Unadjusted Account Value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the CDSC or tax withholding, that will need to be withdrawn. We then apply the CDSC or tax withholding to that entire amount. As a result, you will pay a greater CDSC or have more tax withheld if you elect a net withdrawal.
•If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount or LIA Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your guaranteed withdrawal amounts available in future Annuity Years. Taking partial withdrawals in addition to your systematic withdrawal program will further negatively impact your future guaranteed withdrawal amounts.
•For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see “Living Benefits” later in this prospectus.
DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t) AND 72(q) OF THE INTERNAL REVENUE CODE?
Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% additional tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of “substantially equal periodic payments.” For Annuities issued as Nonqualified Annuities, the Code may provide a similar exception to the 10% additional tax under Section 72(a) of the Code. Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a charge free withdrawal will be subject to any applicable CDSC. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.
You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59  1/2 that are not subject to the 10% additional tax.
WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?
(See “Tax Considerations” for a further discussion of Required Minimum Distributions.)
Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the owner’s lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken provided the amount withdrawn is the amount we calculate as the RMD and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans not maintained with Pruco Life.
The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.
You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code.
Please see “Highest Daily Lifetime 6 Plus” under the subsection “Required Minimum Distributions” for further information relating to Required Minimum Distributions if you own that benefit.
CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.
For purposes of calculating any applicable CDSC on surrender, the purchase payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Charge free withdrawal provision or if your Account Value has declined in value due to negative Sub-account performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the purchase payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.
Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value. To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our website at www.prudential.com.
We apply as a threshold, in certain circumstances, a minimum Surrender Value of $1,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with certain lifetime guaranteed minimum withdrawal benefits, we will not allow you to take a Non-Lifetime Withdrawal (see “Living Benefits”) that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See “What Types of Annuity Options Are Available?” later in this prospectus for information on the impact of the minimum Surrender Value at annuitization.
WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?
Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related “Contingency Event” as described below (a “Medically-Related Surrender”). The availability and requirements of such a surrender and waiver may vary by state.
If you request a full surrender, the amount payable will be your Account Value minus: (a) the amount of any Purchase Credits applied within 12 months prior to your request to surrender your Annuity under this provision (or otherwise stipulated by applicable State law), and (b) the amount of any Purchase Credits added in conjunction with any purchase payments received after our receipt of your request for a Medically-Related Surrender (e.g. purchase payments received at such time pursuant to a salary reduction program). With respect to partial surrenders, we similarly reserve the right to recapture Purchase Credits as described above (if allowed by State law).

This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:
•The Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the “Contingency Event” described below in order to qualify for a Medically-Related Surrender;
•The Annuitant must be alive as of the date we pay the proceeds of such surrender request;
•if the Owner is one or more natural persons, all such Owners must also be alive at such time;
•we must receive satisfactory proof of the Owner’s (or the Annuitant’s if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us;
•no additional purchase payments can be made to the Annuity; and
•Proceeds will only be sent by check or electronic fund transfer directly to the Owner.
A “Contingency Event” occurs if the Owner (or Annuitant if entity-owned):
•first confined in a “Medical Care Facility” while your Annuity is in force and remains confined for at least 90 days in a row; or
•first diagnosed as having a “Fatal Illness” while your Annuity is in force.
The definitions of “Medical Care Facility” and “Fatal Illness,” as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions. This waiver is not available in Massachusetts.
WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
We currently make annuity options available that provide fixed annuity payments. Fixed options provide the same amount with each payment. We do not guarantee to make any annuity payment options available in the future other than those fixed annuitization options guaranteed in your Annuity. Please refer to the “Living Benefits” section below for a description of annuity options that are available when you elect one of the living benefits. For additional information on annuity payment options you may request a Statement of Additional Information. You must annuitize your entire Account Value; partial annuitizations are not allowed.
You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first (“Latest Annuity Date”) and no earlier than the earliest permissible Annuity Date. However, for Annuities issued on or after November 20, 2006, the maximum Annuity Date is based on the first of the Owner or Annuitant to reach age 95. If you do not request an earlier Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years). You may change your choices before the Annuity Date.
If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $1000 (the minimum Surrender Value) on the Annuity Date.
Certain of these annuity options may be available as “settlement options” to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.
Please note, you may not annuitize within the first three Annuity Years.
For Beneficiary Annuities, no annuity payments are available and all references to an Annuity Date are not applicable.
Option 1
Annuity Payments for a Fixed Period: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant before the end of period certain, payments will continue to the beneficiary for the remainder of the fixed period.
Option 2
Life Income Annuity Option: Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you, unless prohibited by applicable law. If the life income annuity option is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

For qualified annuities, the period certain option may be limited to 10 years or less depending on the circumstances.

Other Annuity Options
We currently offer a variety of other annuity and settlement options not described above. At the time annuity payments are chosen, we may make available to you any of the annuity and settlement options that are available on your Annuity Date.
HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply. You have a right to choose your annuity start date provided that it is no later than the latest Annuity Date indicated above. If you have not provided us with your Annuity Date or annuity payment option in writing, then your Annuity Date will be the latest Annuity Date indicated above.
Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

LIVING BENEFITS
DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?
Pruco Life offers different optional benefits, for an additional charge, that can provide retirement income protection for Owners while they are alive. Optional benefits are not available if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional Living Benefits, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of the living benefits at any time for new elections. Depending on which optional benefit you choose, you can have substantial flexibility to invest in the Sub-accounts while:
•protecting a principal amount from decreases in value due to investment performance;
•taking withdrawals with a guarantee that you will be able to withdraw not less than a guaranteed benefit base principal amount over time;
•guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for lifetime income payments or lifetime withdrawals; or
•providing spousal continuation of certain benefits.
The “living benefits” are as follows:
Highest Daily Guaranteed Return Option II (HD GRO II)
Highest Daily Guaranteed Return Option (Highest Daily GRO)1
Guaranteed Minimum Income Benefit (GMIB)1
Lifetime Five Income Benefit and Spousal Lifetime Five Income Benefit1
Highest Daily Lifetime Five Income Benefit1
Highest Daily Lifetime Seven Income Benefit1
Spousal Highest Daily Lifetime Seven Income Benefit1
Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit1
Highest Daily Lifetime Seven with Lifetime Income Accelerator Income Benefit1
Spousal Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit1
Highest Daily Lifetime 7 Plus Income Benefit1
Spousal Highest Daily Lifetime 7 Plus Income Benefit1
Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit1
Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Benefit1
Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit1
Highest Daily Lifetime 6 Plus Income Benefit1
Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator1
Spousal Highest Daily Lifetime 6 Plus Income Benefit1
1    No longer available for new elections.
Here is a general description of each kind of living benefit that exists under this Annuity:
•Guaranteed Minimum Accumulation Benefits. The common characteristic of these benefits is that a specified amount of your annuity value is guaranteed at some point in the future. For example, under our Highest Daily GRO II benefit, we make an initial guarantee that your annuity value on the day you start the benefit will not be any less ten years later. If your annuity value is less on that date, we use our own funds to give you the difference. Because the guarantee inherent in the guaranteed minimum accumulation benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. Please note that these guaranteed minimum accumulation benefits require your participation in certain predetermined mathematical formulas that may transfer your Account Value between certain Permitted Sub-accounts and a bond portfolio Sub-account. The portfolio restrictions and the use of each formula may reduce the likelihood that we will be required to make payments to you under the living benefits.
•Guaranteed Minimum Income Benefit or (“GMIB”). As discussed elsewhere in this prospectus, you have the right under your annuity to ask us to convert your accumulated annuity value into a series of annuity payments. Generally, the smaller the amount of your annuity value, the smaller the amount of your annuity payments. GMIB addresses this risk, by guaranteeing a certain amount of appreciation in the amount used to produce annuity payments. Thus, even if your annuity value goes down in value, GMIB guarantees that the amount we use to determine the amount of the annuity payments will go up in value by the prescribed amount. You should select GMIB only if you are prepared to delay your annuity payments for the required waiting period and if you anticipate needing annuity payments. GMIB is no longer available for new elections.
•Lifetime Guaranteed Minimum Withdrawal Benefits. These benefits also are designed for someone who wants to access the annuity’s value through withdrawals over time, rather than by annuitizing. These benefits differ from GMWB, however, in that the withdrawal amounts are guaranteed for life (or until the second to die of spouses). The way that we establish the guaranteed amount that, in turn, determines the amount of the annual lifetime payments varies among these benefits. Under our Highest Daily Lifetime 6 Plus benefit, for example, the guaranteed amount generally is equal to your Account Value, appreciated at six percent annually. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. Certain of these benefits are no longer available for new elections. Under any of the Guaranteed Lifetime Withdrawal Benefits (e.g., Highest Daily Lifetime 6 Plus), withdrawals in excess of the Annual Income Amount, called “Excess Income,” will result in a permanent reduction in future guaranteed withdrawal amounts.

Finally, please note that certain of these benefits require your participation in a predetermined mathematical formula that may transfer your Account Value between certain Permitted Sub-accounts and a bond portfolio Sub-account (or the general account, for one of the benefits). Although not guaranteed, the optional living benefit investment requirements and the applicable formula are designed to reduce the difference between your Account Value and our liability under the benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. Though the investment requirements and formulas are designed to reduce risk, they do not guarantee any appreciation of your Account Value. In fact, they could mean that you miss appreciation opportunities in other investment options. We are not providing you with investment advice through the use of any of the formulas. In addition, the formulas do not constitute an investment strategy that we are recommending to you.
In general, with respect to our lifetime guaranteed withdrawal benefits (e.g., Highest Daily Lifetime 6 Plus), please be aware that although a given withdrawal may qualify as a charge free withdrawal for purposes of not incurring a CDSC, the amount of the withdrawal could exceed the Annual Income Amount under the benefit and thus be deemed “Excess Income” – thereby reducing your Annual Income Amount for future years.
Please refer to the benefit description that follows for a complete description of the terms, conditions and limitations of each optional benefit. See the chart in the “Investment Options” section of the Prospectus for a list of investment options available and permitted with each benefit. We reserve the right to terminate this benefit if you allocate funds into non-permitted Investment Options. You should consult with your financial professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments and comparing annuity benefits with benefits of other products).
Termination of Existing Benefits and Election of New Benefits
If you currently own an Annuity with an optional living benefit that is terminable, you may terminate the benefit rider and elect one of the currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period (you may elect a new benefit beginning on the next Valuation Day) to elect any living benefit once a living benefit is terminated provided that the benefit being elected is available for election post-issue. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your financial professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may be more expensive than the benefit you are terminating. Note that once you terminate an existing benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.
Certain living benefits involve your participation in a predetermined mathematical formula that may transfer your Account Value between the Sub-accounts you have chosen and certain bond portfolio Sub-accounts of AST and/or our general account. The formulas may differ among the living benefits that employ a formula. Such different formulas may result in different transfers of Account Value over time.
The federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a domestic partner or civil union partner.
HIGHEST DAILY® GUARANTEED RETURN OPTION II (HD® GRO II)
You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter if available. In addition, you may cancel HD GRO II and then re-elect the benefit beginning on the next Valuation Day if available, provided that your Account Value is allocated as required by the benefit and that you otherwise meet our eligibility rules. If you cancel the benefit, you lose all guarantees that you had accumulated under the benefit. The initial guarantee under the newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective on your Annuity. HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit. As detailed below under “Key Feature – Allocation of Account Value”, your participation in this benefit among other things entails your participation in a program that, as dictated by a predetermined mathematical formula, may transfer your Account Value between your elected Sub-accounts and an AST bond portfolio Sub-account.
HD GRO II creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the “maturity date” for that guarantee. HD GRO II will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.
The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.
The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a “benefit anniversary”) will not be less than your Account Value on the day that the

HD GRO II benefit was added or re-added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2010, we would create a guarantee on January 1, 2014 based on the highest Account Value achieved between January 1, 2010 and January 1, 2014, and that guarantee would mature on January 1, 2024. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.
If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is being allocated according to an asset allocation program, in such case your Account Value will be transferred according to the program.
We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (including any associated purchase Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2010, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2020, and a second guaranteed amount that was set at $120,000 maturing January 1, 2021, then a $30,000 Purchase Payment made on March 30, 2011 would increase the guaranteed amounts to $130,000 and $150,000, respectively.
If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.
If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).
Any partial withdrawal for payment of any third-party investment advisory service will be treated as a withdrawal, and will reduce each guarantee amount proportionally, in the manner indicated above.
EXAMPLE
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.
Assume the following:
•The Issue Date is December 1, 2010
•The benefit is elected on December 1, 2010
•The Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000
•An additional guarantee amount of $300,000 is locked in on December 1, 2011
•The Account Value immediately prior to the withdrawal is equal to $300,000
•For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Charge free withdrawal provision, if the withdrawal was within the CDSC period)
If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation (figures are rounded):

Withdrawal Amount	$50,000
Divided by Account Value before withdrawal	$300,000
Equals ratio	16.67%
All guarantees will be reduced by the above ratio (16.67%)
Initial guarantee amount	$166,667
Additional guarantee amount	$250,000
Key Feature – Allocation of Account Value
We limit the Sub-accounts to which you may allocate Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the “Permitted Sub-accounts”.
HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for existing

Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the “AST bond portfolio Sub-accounts”. The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix H of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled “Investment Options”. In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudential.com.
For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.
Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability”, as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.
In general, the formula works as follows. Under the formula, Account Value transfers between the “Permitted Sub-accounts” and an AST bond portfolio Sub-account when dictated. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the “Projected Future Guarantee.” The “Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.
For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.
The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account (“90% cap”). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than

90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).
For example,
•March 17, 2011 – a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
•March 18, 2011 – you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.
•On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).
•Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).
Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.
As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
•The difference between your Account Value and your guarantee amount(s);
•The amount of time until the maturity of your guarantee(s);
•The amount invested in, and the performance of, the Permitted Sub-accounts;
•The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;
•The discount rate used to determine the present value of your guarantee(s);
•Additional Purchase Payments, if any, that you make to the Annuity; and
•Withdrawals, if any, taken from the Annuity.
Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.
The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.
Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.
Election/Cancellation of the Benefit
HD GRO II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter, provided that your Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.
HD GRO II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, HD GRO II will no longer provide any guarantees. The charge for the HD GRO II benefit will no longer be deducted from your Account Value upon termination of the benefit.
If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit beginning on the next Valuation Day after you have cancelled the HD GRO II benefit, provided that your Account Value is allocated in the manner permitted with the benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see “Key Feature – Allocation of Account Value” section for more details). It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST bond portfolio Sub-accounts under the newly-elected benefit. You also should be aware that upon cancellation of the HD GRO II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective. The benefit you elect or re-elect may be more expensive than the benefit you cancel.
There is no guarantee that any benefit will be available for election at a later date.
Special Considerations under HD GRO II
This benefit is subject to certain rules and restrictions, including, but not limited to the following:
•Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of the prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
•Transfers to and from your elected Sub-accounts and an AST bond portfolio Sub-account will not count toward the maximum number of free transfers allowable under the Annuity.
•Any amounts applied to your Account Value by us on a maturity date will not be treated as “investment in the contract” for income tax purposes.
•As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
•We currently limit the Sub-accounts to which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
•If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
Charges under the Benefit
We deduct an annualized charge equal to 0.60% of the daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.
HIGHEST DAILY®GUARANTEED RETURN OPTION (HD® GRO)
We no longer permit new elections of Highest Daily GRO.
Highest Daily GRO creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the “maturity date” for that guarantee. Highest Daily GRO will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.
The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.
The initial guarantee is created on the day that the Highest Daily GRO benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a “benefit anniversary”) will not be less than your Account Value on the day that the Highest Daily GRO benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which Highest Daily GRO was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2009, we would create a guarantee on January 1, 2012 based on the highest Account Value achieved between January 1, 2009 and January 1, 2012, and that guarantee would mature on January 1, 2022. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.
In general, we refer to a date on which the Account Value is guaranteed to be present as the “maturity date”. If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the “Current AST bond portfolio Sub-account” described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire account value is invested in the AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.
We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (and associated Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2009, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2019, and a second guaranteed amount that was set at $120,000 maturing January 1, 2020, then a $30,000 Purchase Payment made on March 30, 2010 would increase the guaranteed amounts to $130,000 and $150,000, respectively. As illustrated in the examples below, additional purchase payments also increase an amount we refer to as the “dollar-for-dollar corridor.”
We reflect the effect of withdrawals by reference to an amount called the “dollar-for-dollar corridor.” The dollar-for-dollar corridor is set initially to equal 5% of the initial guaranteed amount (i.e., 5% of the Account Value at benefit election). Each “benefit year” (i.e., a year that begins on the date of election of Highest Daily GRO and each anniversary thereafter), withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce (i) the amount of the dollar-for-dollar corridor for that benefit year (ii) the amount of each outstanding guarantee amount, and (iii) the highest daily Account Value that we calculate to establish a guarantee, by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each outstanding guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the “excess withdrawal”) (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal (iii) dividing the excess withdrawal by the amount in (ii). We then use the resulting proportion to reduce each of the guaranteed amount, the highest daily Account Value that we calculate to establish a guarantee and the dollar for dollar corridor itself. See examples of this calculation below.
Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each applicable guaranteed amount and the dollar-for-dollar corridor in the manner indicated above.
EXAMPLES
The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the Highest Daily GRO benefit are October 13, 2008; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) an initial guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for Highest Daily GRO or other fees and charges.
Example 1. Dollar-for-dollar reduction
A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
•The initial guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
•The remaining dollar-for-dollar limit (“Remaining Limit”) for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions
A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
•The initial guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);
•The result is then further reduced by the ratio of A to B, where:
•A is the amount withdrawn less the Remaining Limit ($10,000 – $2,500, or $7,500).
•B is the Account Value less the Remaining Limit ($180,000 – $2,500, or $177,500).
The resulting initial guarantee amount is: $237,500 × (1 – $7,500 / $177,500), or $227,464.79.
•The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.
The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 × (1 – $7,500 / $177,500), or $11,971.83.
Key Feature – Allocation of Account Value
HD GRO uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. This required formula helps us manage our financial exposure under HD GRO, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the “AST bond portfolio Sub-accounts”. The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix D of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudential.com.
For purposes of operating the HD GRO formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.
Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made, the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability”, as described below. In the formula, we use the term “Transfer Account” to refer to the AST bond portfolio Sub-account to which a transfer would be made. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the formula applicable to you under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.
In general, the formula works as follows. Under the formula, Account Value will transfer between the “Permitted Sub-accounts” and an AST bond portfolio Sub-account when dictated by the pre-determined mathematical formula. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the “Projected Future Guarantee.” The “Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.
For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the current AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.
As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Where you have not elected the 90% cap feature, at any given time, some, none, or all of your Account Value may be allocated to an AST bond portfolio Sub-account. For such elections, if your entire Account Value is transferred to an AST bond portfolio Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST bond portfolio Sub-account and the entire Account Value would remain in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money into or out of the AST bond portfolio Sub-account. Once the Purchase Payments are allocated to your Annuity, they also will be subject to the formula, which may result in immediate transfers to or from the AST bond portfolio Sub-accounts, if dictated by the formula. If you have elected the 90% cap feature discussed below, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
•The difference between your Account Value and your guarantee amount(s);
•The amount of time until the maturity of your guarantee(s);
•The amount invested in, and the performance of, the Permitted Sub-accounts;
•The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;
•The discount rate used to determine the present value of your guarantee(s);
•Additional Purchase Payments, if any, that you make to the Annuity; and
•Withdrawals, if any, taken from the Annuity.
Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.
Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.
Election/Cancellation of the Benefit
We no longer permit new elections of Highest Daily GRO, except in certain states/jurisdictions. If you currently participate in Highest Daily GRO, your guarantees are unaffected by the fact that we no longer offer Highest Daily GRO.
If you wish, you may cancel the Highest Daily GRO benefit. You may then elect any other currently available living benefit, which is available to be added post issue on any Valuation Day after you have cancelled the Highest Daily GRO benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon cancellation of Highest Daily GRO benefit, if only a portion of your Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer any Account Value that is held in such AST Bond Portfolio Sub-account to your elected Sub-accounts pro rata based on the Account Values in such Sub-accounts at that time, unless you are participating in any asset allocation program or automatic rebalancing program for which we are providing administrative support or unless we receive at our Service Office other instructions from you at the time you elect to cancel this benefit. If you are participating in any asset allocation program or automatic rebalancing program, we will transfer any such Account Value in accordance with that program. If your entire Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer your Account Value in accordance with your most recent allocation instructions, or, in the absence of such instructions, we will transfer on the Account Value held in the AST Bond Portfolio to the money-market portfolio.
Upon your election of another living benefit, Account Value may be transferred between the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio, and the Permitted Sub-accounts according to a pre-determined mathematical formula used with that benefit. It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST Bond Portfolio Sub-accounts or depending on the benefits selected, the AST Investment Grade Bond Portfolio, under the newly-elected benefit. You also should be aware that upon cancellation of the Highest Daily GRO benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value. The benefit you elect or re-

elect may be more expensive than the benefit you cancel. Once the Highest Daily GRO benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily GRO benefit provided that the benefit you are looking to elect is available on a post- issue basis.
Highest Daily GRO will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, Highest Daily GRO will no longer provide any guarantees. The charge for the Highest Daily GRO benefit will no longer be deducted from your Account Value upon termination of the benefit.
Special Considerations under Highest Daily GRO
This benefit is subject to certain rules and restrictions, including, but not limited to the following:
•Upon inception of the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
•You cannot participate in any dollar cost averaging program that transfers Account Value from a fixed interest rate option to a Sub-account.
•Transfers from the other Sub-accounts to an AST bond portfolio Sub-account or from an AST bond portfolio Sub-account to the other Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.
•Any amounts applied to your Account Value by us on a maturity date will not be treated as “investment in the contract” for income tax purposes.
•As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
•We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
Charges under the Benefit
We deduct an annual charge equal to 0.60% (0.35%, for elections prior to May 1, 2009) of the daily net assets of the Sub-accounts (including each AST bond portfolio Sub-account) for participation in the Highest Daily GRO benefit. The charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of this prospectus entitled “Summary of Contract Fees and Charges.” You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.
OPTIONAL 90% CAP FEATURE FOR HIGHEST DAILY GRO
If you currently own an Annuity and have elected the Highest Daily GRO benefit, you can elect this optional feature, at no additional cost, which utilizes a new mathematical formula. The predetermined mathematical formula is described below and will replace the “Transfer Calculation” portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The new formula is set forth in Appendix D of this prospectus, and is described below. Only the election of the 90% cap feature will prevent all of your Account Value from being allocated to an AST bond portfolio Sub-account. If all of your Account Value is currently allocated to an AST bond portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect this 90% cap feature. If you make additional Purchase Payments, they may result in a transfer of Account Value.
As with the formula that does not include the 90% cap feature, the formula with the 90% cap feature determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as the “Projected Future Guarantee” (as described above).
Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the “Current AST bond portfolio Sub-account.” The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability” (we refer to that Sub-account as the “Transfer AST bond portfolio Sub-account”). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.
Under the new formula, the formula will not execute a transfer to the Transfer AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account (“90% cap feature”). Thus, on any Valuation Day, if the formula would require a transfer to the Transfer AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a formula-initiated transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the Transfer AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the Transfer AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Transfer AST bond portfolio Sub-account.
If you make additional purchase payments to your Annuity while the transfer restriction of the 90% cap feature is in effect, the formula will not transfer any of such additional purchase payments to the Transfer AST bond portfolio Sub-account at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Transfer AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the Transfer AST bond portfolio Sub-account (at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account).
For example,
•March 19, 2010 – a transfer is made that results in the 90% cap feature being met and now $90,000 is allocated to the Transfer AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
•March 20, 2010 – you make an additional purchase payment of $10,000. No transfers have been made from the Transfer AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.
•As of March 20, 2010 (and at least until first a transfer is made out of the Transfer AST bond portfolio Sub-account under the formula) the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Transfer AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Transfer AST bond portfolio Sub-account).
•Once there is a transfer out of the Transfer AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).
If at the time you elect the 90% cap feature, more than 90% of your Account Value is allocated to an AST bond portfolio Sub-account used with the benefit, a transfer will be made from the AST bond portfolio Sub-account such that Account Value will be allocated 90% to the AST bond portfolio Sub-account and 10% will be allocated to your elected Sub-accounts. Amounts to be transferred from the AST bond portfolio Sub-account to your elected Sub-accounts will be transferred according to the following “hierarchy” (i.e., if a given item is inapplicable, we use the next instruction that is applicable): (a) the percentages dictated by any existing asset allocation program; or (b) the percentages dictated by any automatic rebalancing program; or (c) pro-rata according to amounts currently held in your elected Sub-accounts; or (d) according to the currently-effective allocation instructions used for the allocation of subsequent Purchase Payments. It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amount of such additional transfer(s) will vary. If, on the date this feature is elected, 100% of your Account Value is allocated to the Transfer AST bond portfolio Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts.
It is possible that an additional transfer to the Permitted Sub-accounts could occur the following Valuation Day(s), and in some instances (based upon the formula) the additional transfer(s) could be large. Thereafter, your Account Value can be transferred between the Transfer AST bond portfolio Sub-account and your Permitted Sub-accounts as frequently as daily, based on what the formula prescribes.
Once the transfer restriction of the 90% cap feature is triggered, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).
Important Considerations When Electing this Feature:
•At any given time, some, most or none of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
•Please be aware that because of the way the 90% cap feature mathematical formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
•If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.
Your election of the 90% cap feature will not result in your losing the guarantees you had accumulated under your existing Highest Daily GRO benefit.
GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
The Guaranteed Minimum Income Benefit is no longer available for new elections.
The Guaranteed Minimum Income Benefit is an optional benefit that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the “Protected Income Value”) that increases after the waiting period begins, regardless of the impact of Sub-account performance on your Account Value. The benefit may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in Sub-account performance. There is an additional charge if you elected the GMIB benefit.
Key Feature – Protected Income Value
The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable Tax Charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB benefit and is equal to your Account Value on such date. Currently, since the GMIB benefit may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the “Protected Value” in the rider we issue for this benefit. The 5% annual growth rate is referred to as the “Roll-Up Percentage” in the rider we issue for this benefit.
The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB benefit, or the effective date of any step-up value, plus any additional purchase payments (and any Credit that is applied to such purchase payments in the case of X Series) made after the waiting period begins (“Maximum Protected Income Value”), minus the impact of any withdrawals (as described below in “Impact of Withdrawals on the Protected Income Value”) you make from your Annuity after the waiting period begins.
•Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional purchase payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
•Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant’s 80th birthday or the 7th anniversary of the later of the effective date of the GMIB benefit or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional purchase payments (and any Credit that is applied to such purchase payments in the case of X Series). Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
•Subject to the Maximum Protected Income Value, if you make an additional Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment (and any Credit that is applied to such Purchase Payment in the case of X Series) and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.
•As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.
Stepping-Up the Protected Income Value – You may elect to “step-up” or “reset” your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB benefit is in effect, and only while the Annuitant is less than age 76.
•A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB benefit until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7-year waiting period. See “Tax Considerations” section in this prospectus for additional information on IRS requirements.
•The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to 200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent purchase payments (and any Credit that is applied to such purchase payments in the case of X Series), minus the impact of any withdrawals after the date of the step-up.
•When determining the guaranteed annuity purchase rates for annuity payments under the GMIB benefit, we will apply such rates based on the number of years since the most recent step-up.
•If you elect to step-up the Protected Income Value under the benefit, and on the date you elect to step-up, the charges under the GMIB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.
•A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.
Impact of Withdrawals on the Protected Income Value – Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a “dollar-for-dollar” basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the

Issue Date for the first Annuity Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a “dollar-for-dollar” basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.
The Maximum Protected Income Value is reduced by the same dollar-for-dollar amount as the Protected Income Value is reduced and the same proportional percentage as the Protected Income Value is reduced.
The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of X Series); 3.) an initial Protected Income Value of $250,000; 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000); and 5.) a Maximum Protected Income Value of $500,000 (200% of the initial Protected Income Value). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.
Example 1. Dollar-for-dollar reduction
A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity Year). No prior withdrawals or step-ups have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
•The Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000, from $251,038.10 to $241,038.10).
•The Maximum Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000 from $500,000.00 to $490,000.00).
•The remaining dollar-for-dollar limit (“Remaining Limit”) for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).
Example 2. Dollar-for-dollar and proportional reductions
A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000, the Protected Income Value is $242,006.64 and the Maximum Protected Income Value is $490,000.00. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
•The Protected Income Value is first reduced by the Remaining Limit (from $242,006.64 to $239,506.64);
•The result is then further reduced by the ratio of A to B, where:
•A is the amount withdrawn less the Remaining Limit ($10,000 – $2,500, or $7,500).
•B is the Account Value less the Remaining Limit ($220,000 – $2,500, or $217,500).
The resulting Protected Income Value is: $239,506.64 X (1 – $7,500 / $217,500), or $231,247.79.
•The Maximum Protected Income Value is reduced first by the same dollar amount as the Protected Income Value ($490,000.00 – $2,500 or $487,500.00) and by the same proportion as for the Protected Income Value ($487,500.00 X 0.9655 or $470,689.66).
•The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.
Example 3. Reset of the dollar-for-dollar limit
A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37 and the Maximum Protected Income Value is $470,689.66. The Remaining Limit is reset to 5% of the Protected Income Value amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:
•The Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
•The Maximum Protected Income Value is also reduced by the amount withdrawn (i.e., by $10,000 from $470,689.66, to $460,689.66).
•The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).
Key Feature – GMIB Annuity Payments
You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, prior to the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity’s Issue Date on or immediately following the Annuitant’s or your 95th birthday (whichever is sooner), except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity’s Issue Date on or immediately following the Annuitant’s 92nd birthday.
Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.
The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable Tax Charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB benefit. These special rates also are calculated using other factors such as “age setbacks” (use of an age lower than the Annuitant’s actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB benefit. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.
On the date that you elect to begin receiving GMIB Annuity Payments, we guarantee that your payments will be calculated based on your Account Value and our then current annuity purchase rates if the payment amount calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.
GMIB Annuity Payment Option 1 – Payments for Life with a Certain Period
Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
GMIB Annuity Payment Option 2 – Payments for Joint Lives with a Certain Period
Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
•If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
•If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.
You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.
Other Important Considerations
You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event your Account Value declines significantly due to negative investment performance. If your Account Value is not significantly affected by negative investment performance, it is unlikely that the purchase of the GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB benefit does not directly affect an Annuity’s Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
•Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
•Where allowed by law, we reserve the right to limit subsequent purchase payments if we determine, at our sole discretion, that based on the timing of your purchase payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit purchase payments, we will look at purchase payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
•We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
•If you change the Annuitant after the effective date of the GMIB benefit, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB benefit based on his or her age at the time of the change, then the GMIB benefit will terminate.
•Annuity payments made under the GMIB benefit are subject to the same tax treatment as any other annuity payment.
•At the time you elect to begin receiving annuity payments under the GMIB benefit or under any other annuity payment option we make available, the protection provided by an Annuity’s basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.
Election of the Benefit
The GMIB benefit is no longer available for election. If you currently participate in GMIB, your existing guarantees are unaffected by the fact that we no longer offer GMIB.
Termination of the Benefit
The GMIB benefit cannot be terminated by the Owner once elected. The GMIB benefit automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB benefit may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB benefit based on his or her age at the time of the change.

Upon termination of the GMIB benefit we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity’s Issue Date (or the Issue Date if in the first Annuity Year).
Charges under the Benefit
Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity’s Account Value due to Sub-account performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.
The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. If you surrender your Annuity, begin receiving annuity payments under the GMIB benefit or any other annuity payment option we make available during an Annuity Year, or the GMIB benefit terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity’s Issue Date (or the Issue Date if in the first Annuity Year).
No charge applies after the Annuity Date.
LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)
The Lifetime Five Income Benefit is no longer being offered. Lifetime Five could have been elected only where the Annuitant and the Owner were the same person or, if the Annuity Owner is an entity, where there was only one Annuitant. The Annuitant must have been at least 45 years old when the benefit is elected. The Lifetime Five Income Benefit was not available if you elected any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.
The benefit guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the “Protected Withdrawal Value”), regardless of the impact of Sub-account performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. There are two options – one is designed to provide an annual withdrawal amount for life (the “Life Income Benefit”) and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the “Withdrawal Benefit”). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greatest of (A) the Account Value on the date you elect Lifetime Five, plus any additional purchase payments, as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent purchase payments prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent purchase payments. With respect to X Series, Credits are added to purchase payments for purposes of calculating the Protected Withdrawal Value, the Annual Income Amount and the Annual Withdrawal Amount (see below for a description of Annual Income Amount and Annual Withdrawal Amount).
•If you elected the Lifetime Five benefit at the time you purchased your Annuity, the Account Value was your initial Purchase Payment.
•If you make additional purchase payments after your first withdrawal, the Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.
The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to the Annual Withdrawal Amount, per Annuity Year, of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional purchase payments being made into the Annuity).

Step-Up of the Protected Withdrawal Value
You may elect to step-up your Protected Withdrawal Value if, due to positive Sub-account performance, your Account Value is greater than the Protected Withdrawal Value.
•You are eligible to step-up the Protected Withdrawal Value on or after the 1st anniversary of the first withdrawal under the Lifetime Five benefit
•The Protected Withdrawal Value can be stepped up again on or after the 1st anniversary of the preceding step-up
If you elect to step-up the Protected Withdrawal Value under the benefit, and on the date you elect to step-up, the charges under the Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.
An optional automatic step-up (“Auto Step-Up”) feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.
If you elected the Auto Step-Up feature:
•the first Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five Benefit or (2) the most recent step-up
•your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by any amount
•if at the time of the first Auto Step-Up opportunity, 5% of the Account Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
•once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the most recent step-up
If on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.
Key Feature – Annual Income Amount under the Life Income Benefit
The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up, adjusted for withdrawals within the current annuity year, if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments (and any associated Credit with respect to X Series). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.
Key Feature – Annual Withdrawal Amount under the Withdrawal Benefit
The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount (“Excess Withdrawal”), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up, adjusted for withdrawals within the current annuity year, if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional purchase payments. The amount of the increase is equal to 7% of any additional purchase payments (and any associated Credit with respect to X Series). A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.
The Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.
•If, cumulatively, you withdraw an amount less than the Annual Withdrawal Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.
•If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.
Examples of Withdrawals
The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.
The initial Protected Withdrawal Value is calculated as the greatest of (a), (b) and (c):
(a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05^(393/365) = $263,484.33
(b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
(c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000
Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).
Example 1. Dollar-for-dollar reduction
If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
•Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 – $10,000 = $8,550.
•Annual Withdrawal Amount for future Annuity Years remains at $18,550.
•Remaining Annual Income Amount for current Annuity Year = $13,250 – $10,000 = $3,250.
•Annual Income Amount for future Annuity Years remains at $13,250.
•Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000
Example 2. Dollar-for-dollar and proportional reductions
(a)If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
•Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 – $15,000 = $3,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550
•Remaining Annual Income Amount for current Annuity Year = $0
Excess of withdrawal over the Annual Income Amount ($15,000 – $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
•Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $1,750/($263,000 – $13,250) X $13,250 = $93
Annual Income Amount for future Annuity Years = $13,250 – $93 = $13,157
•Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000
(b)If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
•Remaining Annual Withdrawal Amount for current Annuity Year = $0
Excess of withdrawal over the Annual Withdrawal Amount ($25,000 – $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.
•Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal X Annual Withdrawal Amount = $6,450/($263,000 – $18,550) X $18,550 = $489

Annual Withdrawal Amount for future Annuity Years = $18,550 – $489 = $18,061
•Remaining Annual Income Amount for current Annuity Year = $0
Excess of withdrawal over the Annual Income Amount ($25,000 – $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.
•Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $11,750/($263,000 – $13,250) X $13,250 = $623.
Annual Income Amount for future Annuity Years = $13,250 – $623 = $12,627
•Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 – $18,550 = $6,450
•Proportional reduction = Excess Withdrawal/Account Value before Excess Withdrawal X Protected Withdrawal Value = $6,450/($263,000 – $18,550) X $246,450 = $6,503 Protected Withdrawal Value = $246,450 – max {$6,450, $6,503} = $239,947
Benefits Under the Lifetime Five Benefit
•If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five benefit will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further purchase payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further purchase payments will be accepted under your Annuity.
•If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:
(1)apply your Account Value to any annuity option available; or
(2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant’s death; or
(3)request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant’s death or the date the Protected Withdrawal Value is depleted.
We must receive your request in a form acceptable to us at our office.
•In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:
(1)the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
(2)the Account Value.
•If no withdrawal was ever taken, we will determine a Protected Withdrawal Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.
Other Important Considerations
•Withdrawals under the Lifetime Five benefit are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.
•Withdrawals made while the Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five benefit does not directly affect your Annuity’s Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
•You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five benefit. The Lifetime Five benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.
•You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.
•If you are taking your entire Annual Income Amount or Annual Withdrawal Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
•In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.
•You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
•The Basic Death Benefit will terminate if withdrawals taken under the Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Lifetime Five benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)
Election of the Benefit
We no longer permit elections of Lifetime Five. If you wish, you may cancel the Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Lifetime Five benefit provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Once the Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Lifetime Five benefit provided that the benefit you are looking to elect is available on a post- issue basis. If you cancel Lifetime Five, you lose all guarantees under the benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Any such new benefit may be more expensive.
Termination of the Benefit
The benefit terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon the death of the Annuitant, upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your benefit at any time, we may not terminate the benefit other than in the circumstances listed above.
The charge for the Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.
Additional Tax Considerations
If you purchase an Annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 ½ (72 for those who would have reached age 70 ½ after 2019). For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value.
As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of this prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.
SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)
The Spousal Lifetime Five benefit is no longer being offered. Spousal Lifetime Five must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 55 years old when the benefit was elected. The Spousal Lifetime Five benefit was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.
The benefit guarantees until the later death of two natural persons that are each other’s spouses at the time of election of Spousal Lifetime Five (the “Designated Lives”, each a “Designated Life”) the ability to withdraw an annual amount (“Spousal Life Income Benefit”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under the Spousal Lifetime Income Benefit when and if your Account Value is reduced to zero (unless the benefit has terminated).
Key Feature – Initial Protected Withdrawal Value
The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greatest of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional purchase payments as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent purchase payments prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent purchase payments. With respect to X Series, Credits are added to purchase payments for purposes of calculating the Protected Withdrawal Value and the Annual Income Amount (see below for a description of Annual Income Amount).
Key Feature – Annual Income Amount under the Spousal Lifetime Five Income Benefit
The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Spousal Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. The Spousal Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.
Step-Up of Annual Income Amount
You may elect to step-up your Annual Income Amount if, due to positive Sub-account performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1st anniversary of the first withdrawal under the Spousal Lifetime Five benefit. The Annual Income Amount can be stepped up again on or after the 1st anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the benefit, and on the date you elect to step-up, the charges under the Spousal Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up, adjusted for withdrawals within the current annuity year. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments (plus any Credit with respect to X Series). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made.
A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.
An optional automatic step-up (“Auto Step-Up”) feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five benefit or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.
Examples of withdrawals and step-up
The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Spousal Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.

The initial Protected Withdrawal Value is calculated as the greatest of (a), (b) and (c):
(a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05^(393/365) = $263,484.33
(b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
(c)(Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000
Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).
Example 1. Dollar-for-dollar reduction
If $10,000 was withdrawn (less than the Annual Income Amount) on March 1, 2006, then the following values would result:
•Remaining Annual Income Amount for current Annuity Year = $13,250 – $10,000 = $3,250.
•Annual Income Amount for future Annuity Years remains at $13,250
Example 2. Dollar-for-dollar and proportional reductions
If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:
•Remaining Annual Income Amount for current Annuity Year = $0
•Excess of withdrawal over the Annual Income Amount ($15,000 – $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
•Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $1,750/($263,000 – $13,250) X $13,250 = $93. Annual Income Amount for future Annuity Years = $13,250 – $93 = $13,157
Example 3. Step-up of the Annual Income Amount
If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.
BENEFITS UNDER THE SPOUSAL LIFETIME FIVE BENEFIT
To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further purchase payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.
•If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Account Value to any annuity option available; or
(2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life.
We must receive your request in a form acceptable to us at our office.
•In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:
(1)the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
(2)the Account Value.
•If no withdrawal was ever taken, we will determine an initial Protected Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
Other Important Considerations
•Withdrawals under the Spousal Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
•Withdrawals made while the Spousal Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five benefit does not directly affect the Annuity’s Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.

•You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five benefit. The Spousal Lifetime Five benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
•You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.
•If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
•In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements of how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.
•There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five benefit even when the benefit is only providing a guarantee of income based on one life with no survivorship.
•In order for the Surviving Designated Life to continue the Spousal Lifetime Five benefit upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account, in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See “Spousal Designations”, and “Spousal Assumption of Annuity” in this Prospectus.
•You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
•The Basic Death Benefit will terminate if withdrawals taken under the Spousal Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Lifetime Five benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)
Election of and Designations under the Benefit
We no longer permit elections of Spousal Lifetime Five – whether for those who currently participate in Spousal Lifetime Five or for those who are buying an Annuity for the first time. If you wish, you may cancel the Spousal Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after have you cancelled the Spousal Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Once the Spousal Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on your Account Value at that time. In addition, any such new benefit you elect may be more expensive.
Spousal Lifetime Five could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other’s spouses at the time of election of the benefit. Spousal Lifetime Five only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
•One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or
•Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 55 years old at the time of election; or
•One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 55 years old at the time of election.
We do not permit a change of Owner under this benefit, except as follows:
(a)if one Owner dies and the surviving spousal Owner assumes the Annuity or
(b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Lifetime Five benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Termination of the Benefit
The benefit terminates automatically when your Annual Income Amount equals zero. The benefit also terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or as of the Latest Annuity Date or upon your election to begin receiving annuity payments.
You may terminate the benefit at any time by notifying us. Please note that if you terminate a living benefit such as Spousal Lifetime Five and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.
The charge for the Spousal Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.
Additional Tax Considerations
If you purchase an Annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 ½ (72 for those who would have reached age 70 ½ after 2019). For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value.
As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.
HIGHEST DAILY LIFETIME® FIVE INCOME BENEFIT (HD®5)
Except for Annuities issued in the state of Florida, effective September 14, 2012, we no longer accept additional purchase payments for Annuities with the Highest Daily Lifetime Five benefit. For Annuities issued in Florida, this restriction does not apply and you may continue to make additional Purchase Payments at this time.
The Highest Daily Lifetime Five benefit is no longer offered for new elections. The income benefit under Highest Daily Lifetime Five currently is based on a single “designated life” who is at least 55 years old on the date that the benefit was acquired. The Highest Daily Lifetime Five Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit. Any DCA program that transfers Account Value from a Fixed Allocation is also not available as Fixed Allocations are not permitted with the benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s) with this benefit.
The benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the “Total Annual Income Amount”) equal to a percentage of an initial principal value (the “Total Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our new rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Five, and in Appendix C to this Prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made “excess withdrawals.” Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.
Key Feature – Total Protected Withdrawal Value
The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the “Current Valuation Day”), the Protected Withdrawal Value is equal to the greater of:
•the Protected Withdrawal Value for the immediately preceding Valuation Day (the “Prior Valuation Day”), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated credit) made on the Current Valuation Day; and
•the Account Value.
If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the “Tenth Anniversary”), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.
The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:
(a)200% of the Account Value on the date you elected Highest Daily Lifetime Five;
(b)200% of all purchase payments (and any associated Credits) made during the one-year period after the date you elected Highest Daily Lifetime Five; and
(c)100% of all purchase payments (and any associated Credits) made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.
We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent purchase payments (and any associated Credits) will increase the Total Annual Income Amount, while “excess” withdrawals (as described below) may decrease the Total Annual Income Amount.
Key Feature – Total Annual Income Amount under the Highest Daily Lifetime Five Benefit
The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. For purposes of the mathematical formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value.
Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount (“Excess Income”), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply.
Any Purchase Payment that you make will increase the then-existing Total Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment (including the amount of any associated Credits).
If your Annuity permits additional Purchase Payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Except for Annuities issued in the state of Florida, effective September 14, 2012, we no longer accept additional purchase payments to Annuities with the Highest Daily Lifetime Five benefit. For Annuities issued in Florida, this restriction does not apply and you may continue to make additional Purchase Payments at this time.
An automatic step-up feature (“Highest Quarterly Auto Step-Up”) is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
The Highest Daily Lifetime Five benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.
Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:
•The Issue Date is December 1, 2006.
•The Highest Daily Lifetime Five benefit is elected on March 5, 2007.
Dollar-for-Dollar Reductions
On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount – $6,000 less $2,500 = $3,500.
Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount – $1,500 – reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).
Here is the calculation:

Account Value before withdrawal	$110,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$106,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$106,500.00
Ratio	1.41%
Total Annual Income Amount	$6,000.00
Less ratio of 1.41%	$84.51
Total Annual Income Amount for future Annuity Years	$5,915.49
Highest Quarterly Auto Step-Up
On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credit with respect to X Series).
Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

Date*	Account value	Highest Quarterly Value (adjusted with withdrawal and purchase payments)**	Adjusted Total Annual Income Amount (5% of the Highest Quarterly Value)
June 1, 2007	$118,000.00	$118,000.00	$5,900.00
August 6, 2007	$110,000.00	$112,885.55	$5,644.28
September 1, 2007	$112,000.00	$112,885.55	$5,644.28
December 1, 2007	$119,000.00	$119,000.00	$5,950.00
*    In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter – March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
**    In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
•The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
•This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.
The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.
In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00. Since this amount is higher than the current year’s Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.
Benefits Under the Highest Daily Lifetime Five Benefit
•To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.
•If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Account Value to any Annuity option available; or
(2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.
We must receive your request in a form acceptable to us at our office.
•In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:
(1)the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
(2)the Account Value.
•If no withdrawal was ever taken, we will calculate the Total Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
•Please note that if your Annuity has a maximum Annuity Date requirement, payments that we make under this benefit as of that date will be treated as annuity payments.
Other Important Considerations
•Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
•Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
•You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.

•You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.
•If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
•Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. However, the mathematical formula component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.
•You cannot allocate purchase payments or transfer Account Value to or from a Fixed Allocation if you elect this benefit.
•Transfers to and from the Sub-accounts and the Benefit Fixed Rate Account triggered by the formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
•In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.
•The charge for Highest Daily Lifetime Five is 0.60% annually, assessed against the daily net assets of the Sub-accounts. This charge is in addition to any other fees under the annuity. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. Also, the cost to us of providing the benefit is a factor, among many, that we consider when determining the interest rate credited under the Benefit Fixed Rate Account, and therefore, we credit lower interest rates due to this factor than we otherwise would.
•The basic Death Benefit will terminate if withdrawals taken under the Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)
Election of and Designations under the Benefit
Highest Daily Lifetime Five is no longer available for new elections. For Highest Daily Lifetime Five, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.
Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
We no longer permit elections of Highest Daily Lifetime Five. If you wish, you may cancel the Highest Daily Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Five benefit, any Account Value allocated to the Benefit Fixed Rate Account used with the pre-determined mathematical formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. Once the Highest Daily Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, your guarantee under any new benefit you elect will be based on your Account Value at that time. Any such new benefit may be more expensive.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) as of the Latest Annuity Date or upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit. If you terminate the benefit, you will lose the Protected Withdrawal Value, Annual Income Amount, as well as any Enhanced Protected Withdrawal Value and Return of Principal Guarantees.
Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Allocations.

Return of Principal Guarantee
If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:
(a)your Account Value on the day that you elected Highest Daily Lifetime Five; and
(b)the sum of each Purchase Payment you made (including any Credits with respect to X Series) during the one-year period after you elected the benefit.
If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of our variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.
Mathematical Formula Component of Highest Daily Lifetime Five
As indicated above, we limit the sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Five. For purposes of this benefit, we refer to those Permitted Sub-accounts as the “Permitted Sub-accounts”. As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our mathematical formula under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the “Benefit Fixed Rate Account”). This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the Benefit Fixed Rate Account). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate purchase payments to or transfer Account Value to or from the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.
Under the formula component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with the formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in Appendix C to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the “Target Ratio” or “r”. If the Target Ratio exceeds a certain percentage (currently 83%) it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount. If you select the new mathematical formula, see the discussion regarding the 90% cap.
As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the Benefit Fixed Rate Account, because such poor investment performance will tend to increase the Target Ratio. Moreover, “flat” investment returns of your Account Value over a period of time also could result in the transfer of your Account Value to the Benefit Fixed Rate Account. Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once elected the ratios we use will be fixed.
While you are not notified when the formula dictates a transfer, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

Depending on the results of the formula calculation we may, on any day:
•Not make any transfer between the Permitted Sub-accounts and the Benefit Fixed Rate Account; or
•If a portion of your Account Value was previously allocated to the Benefit Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
•Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.
Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Benefit Fixed Rate Account. If your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, the formula will not transfer amounts out of the Benefit Fixed Rate Account to the Permitted Sub-accounts and the entire Account Value would remain in the Benefit Rate Fixed Account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Benefit Fixed Rate Account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Benefit Fixed Rate Account, if dictated by the formula. The amounts of any such transfer will vary, as dictated by the formula, and will depend on the factors listed below.
Prior to the first withdrawal, the primary driver of transfers to the Benefit Fixed Rate Account is the difference between your Account Value and your Total Protected Withdrawal Value. If none of your Account Value is allocated to the Benefit Fixed Rate Account, then over time the formula permits an increasing difference between the Account Value and the Total Protected Withdrawal Value before a transfer to the Benefit Fixed Rate Account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Benefit Fixed Rate Account, the smaller the difference between the Total Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Benefit Fixed Rate Account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Benefit Fixed Rate Account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
•The difference between your Account Value and your Total Protected Withdrawal Value;
•The amount of time Highest Daily Lifetime Five has been in effect on your Annuity;
•The amount allocated to and the performance of the Permitted Sub-accounts and the Benefit Fixed Rate Account;
•Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
•Any withdrawals you take from your Annuity (while the benefit is in effect).
Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Benefit Fixed Rate Account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Benefit Fixed Rate Account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Benefit Fixed Rate Account even if the performance of your Permitted Sub-accounts is positive.
Any Account Value in the Benefit Fixed Rate Account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Benefit Fixed Rate Account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 ½ (72 for those who would have reached age 70 ½ after 2019). For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.

As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a nonqualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
Optional 90% Cap Feature for the Formula Under Highest Daily Lifetime Five.
If you currently own an Annuity and have elected the Highest Daily Lifetime Five Income Benefit, you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will (if you elect it) replace the “Transfer Calculation” portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. This feature is available subject to state approval. The new formula is found in Appendix C. Only the election of the 90% cap will prevent all of your Account Value from being allocated to the Benefit Fixed Rate Account. If all of your Account Value is currently allocated to the Benefit Fixed Rate Account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the Benefit Fixed Rate Account.
Under the new formula, the formula will not execute a transfer to the Benefit Fixed Rate Account that results in more than 90% of your Account Value being allocated to the Benefit Fixed Rate Account (“90% cap” or “90% cap feature”). Thus, on any Valuation Day, if the formula would require a transfer into the Benefit Fixed Rate Account that would result in more than 90% of the Account Value being allocated to the Benefit Fixed Rate Account, only the amount that results in exactly 90% of the Account Value being allocated to the Benefit Fixed Rate Account will be transferred. Additionally, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is first a transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Benefit Fixed Rate Account that results in greater than 90% of your Account Value being allocated to the Benefit Fixed Rate Account. However, it is possible that, due to the investment performance of your allocations in the Benefit Fixed Rate Account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Benefit Fixed Rate Account.
If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the Benefit Fixed Rate Account at least until there is first a transfer out of the Benefit Fixed Rate Account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Benefit Fixed Rate Account, and the formula will still not transfer any of your Account Value to the Benefit Fixed Rate Account (at least until there is first a transfer out of the Benefit Fixed Rate Account). For example:
•March 19, 2009 – a transfer is made to the Benefit Fixed Rate Account that results in the 90% cap being met and now $90,000 is allocated to the Benefit Fixed Rate Account and $10,000 is allocated to the Permitted Sub-accounts.
•March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the Benefit Fixed Rate Account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
•As of March 20, 2009 (and at least until first a transfer is made out of the Benefit Fixed Rate Account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Benefit Fixed Rate Account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Benefit Fixed Rate Account).
•Once there is a transfer out of the Benefit Fixed Rate Account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap).
Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account as dictated by the formula. Once you elect this feature, the new transfer formula described above will be the formula for your Annuity.
In the event that more than ninety percent (90%) of your Account Value is allocated to the Benefit Fixed Rate Account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the Benefit Fixed Rate Account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the Benefit Fixed Rate Account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule).
Once the 90% cap feature is met, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is a first transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula.

Please be aware that after the initial transfer out of the Benefit Fixed Rate Account upon election of the 90% cap, there is no assurance that future transfers out will occur, or the amount of such future transfers, as a result of the election of the 90% cap. These transfers will be determined by the mathematical formula and depend on a number of factors unique to your annuity.
Important Considerations When Electing the New Formula:
•At any given time, some, most or none of your Account Value may be allocated to the Benefit Fixed Rate Account.
•Please be aware that because of the way the new 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Benefit Fixed Rate Account.
•Because the charge for Highest Daily Lifetime Five is assessed against the daily net assets of the Sub-accounts, that charge will be assessed against all assets transferred into the Permitted Sub-accounts.
•If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.
HIGHEST DAILY LIFETIME® SEVEN INCOME BENEFIT (HD® 7)
Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven benefit.
Highest Daily Lifetime Seven is no longer available for new elections. The income benefit under Highest Daily Lifetime Seven currently is based on a single “designated life” who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Seven Benefit was not available if you elected any other optional living benefit, although you may have elected any optional death benefit other than the Highest Daily Value death benefit. As long as your Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus. Highest Daily Lifetime Seven is only available in those states that have not yet approved Highest Daily Lifetime 7 Plus. We no longer permit new elections of Highest Daily Lifetime Seven.
Highest Daily Lifetime Seven guarantees until the death of the single designated life the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Seven, and in Appendix E to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
As discussed below, a key component of Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made “excess withdrawals.” Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Seven.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the “Tenth Anniversary Date”) or the date of the first withdrawal, the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:
(1)the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
(2)the Account Value.
If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:
(a)the Account Value; or
(b)the Periodic Value on the date of the withdrawal.

If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:
(1)the Account Value; or
(2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or
(3)the sum of:
(a)200% of the Account Value on the effective date of the benefit;
(b)200% of all adjusted purchase payments made within one year after the effective date of the benefit; and
(c)all adjusted purchase payments made after one year following the effective date of the benefit up to the date of the first withdrawal.
On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.
Key Feature – Annual Income Amount under the Highest Daily Lifetime Seven Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older.
Under the Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.
Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven benefit.
An automatic step-up feature (“Highest Quarterly Auto Step-Up”) is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

The Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
•The Issue Date is December 1, 2007
•The Highest Daily Lifetime Seven benefit is elected on March 5, 2008
•The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime Seven benefit.
Dollar-for-Dollar Reductions
On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1st withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount–$6,000 less $2,500 = $3,500.
Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount – $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before withdrawal	$110,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$106,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$106,500.00
Ratio	1.41%
Annual Income Amount	$6,000.00
Less ratio of 1.41%	$84.51
Annual Income Amount for future Annuity Years	$5,915.49
Highest Quarterly Auto Step-Up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credits).
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

Date*	Account value	Highest Quarterly Value (adjusted with withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Quarterly Value)
June 1, 2008	$118,000.00	$118,000.00	$5,900.00
August 6, 2008	$110,000.00	$112,885.55	$5,644.28
September 1, 2008	$112,000.00	$112,885.55	$5,644.28
December 1, 2008	$119,000.00	$119,000.00	$5,950.00

*    In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter – March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
**    In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
•The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
•This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.
•The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.
In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.
Benefits Under the Highest Daily Lifetime Seven Benefit
•To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime Seven, and amounts are still payable under Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
•If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Account Value to any Annuity option available; or
(2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.
We must receive your request in a form acceptable to us at our office.
•In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:
(1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
(2)the Account Value.
•If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
•Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the annuitant’s 95th birthday will be treated as annuity payments.
Other Important Considerations
•Withdrawals under the Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable charge free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.
•Withdrawals made while the Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
•You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Seven benefit. The Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
•You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.

•If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
•Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts.
•You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudential.com.
•Transfers to and from the elected Sub-accounts and an AST Investment Grade Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
•You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
•The fee for Highest Daily Lifetime Seven is 0.60% annually of the Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.
•You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
•The Basic Death Benefit will terminate if withdrawals taken under the Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)
Election of and Designations under the Benefit
We no longer permit new elections of Highest Daily Lifetime Seven.
For Highest Daily Lifetime Seven, there must have been either a single Owner who was the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.
Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Seven. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Seven, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Highest Daily Lifetime Seven can be elected at the time that you purchase your Annuity or after the Issue Date.
If you wish, you may cancel the Highest Daily Lifetime Seven benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata. You should be aware that upon termination of Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value at the time you elect a new benefit. Once the Highest Daily Lifetime Seven benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily Lifetime Seven benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on your Account Value at that time. Any such new benefit may be more expensive.
Return of Principal Guarantee
If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:
(a)your Account Value on the day that you elected Highest Daily Lifetime Seven; and
(b)the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) as of the Latest Annuity Date or upon your election to begin receiving annuity payments (although if you have elected to the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount) (iv) upon the death of the Annuitant (v) if both the Account Value and Annual Income Amount equal zero or (vi) if you cease to meet our requirements for issuing the benefit (see Elections and Designations under the Benefit).
Upon termination of Highest Daily Lifetime Seven other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).
Mathematical Formula Component of Highest Daily Lifetime Seven
As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those Permitted Sub-accounts as the “Permitted Sub-accounts”. As a requirement of participating in Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the “AST Investment Grade Bond Sub-account”). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix E to this prospectus.
Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant’s attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the “Target Ratio” or “r”. If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.
If you elect the new formula (90% Cap Feature), see discussion regarding that feature.
As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, “flat” investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Seven and existing Annuities that elect Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Seven.
Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
•Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
•If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
•Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.
Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.
Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
•The difference between your Account Value and your Protected Withdrawal Value;
•The amount of time Highest Daily Lifetime Seven has been in effect on your Annuity;
•The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
•Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
•Any withdrawals you take from your Annuity (while the benefit is in effect).
Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.
Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 ½ (72 for those who would have reached age 70 ½ after 2019). For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts.

Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.
As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Seven through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
Highest Daily Lifetime Seven with Beneficiary Income Option
Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven with Beneficiary Income Option.
There is an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or (“BIO”). Highest Daily Lifetime Seven was available without also selecting the Beneficiary Income Option death benefit. We no longer permit elections of the Highest Daily Lifetime Seven with Beneficiary Income Option death benefit. If you terminate your Highest Daily Lifetime Seven with BIO benefit to elect any other available living benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven with BIO benefit and will begin new guarantees under the newly elected benefit.
If you have elected this death benefit, you may not elect any other optional benefit. You may have elected the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime Seven itself. Because the fee for this benefit is based on the Protected Withdrawal Value, the fee for Highest Daily Lifetime Seven with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone.
Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.
If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount – such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31st of the year following the annuity owner’s date of death. For nonqualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner’s date of death. For nonqualified annuities, if the beneficiary is other than an individual, payment under the Beneficiary Income Option may be limited to a period not exceeding five years from the owner’s date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary’s share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary’s death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.
Here is an example to illustrate how the death benefit may be paid:
•Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
•Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20-year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).
The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary’s 75% share multiplied by $5000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary’s 75% share of the $100,000 Protected Withdrawal Value).
The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).
If you elect to terminate Highest Daily Lifetime Seven with Beneficiary Income Option, both Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the “Election and Designations under the Benefit” section, above.

Highest Daily Lifetime Seven with Lifetime Income Accelerator
Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven with Lifetime Income Accelerator.
There is another version of Highest Daily Lifetime Seven that we call Highest Daily Lifetime Seven with Lifetime Income Accelerator (“Highest Daily Lifetime Seven with LIA”). We no longer permit new elections of Highest Daily Lifetime Seven with LIA.
If you have elected this benefit, you may not elect any other optional benefit. The income benefit under Highest Daily Lifetime Seven with LIA is based on a single “designated life” who was between the ages of 55 and 75 on the date that the benefit is elected. If you terminate your Highest Daily Lifetime Seven Benefit with LIA to elect any other available living benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven benefit with LIA and will begin the new guarantees under the newly elected benefit based on the account value as of the date the new benefit becomes active.
Highest Daily Lifetime Seven with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.
Highest Daily Lifetime Seven with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the “LIA Amount”) if you meet the conditions set forth below. If you had chosen the Highest Daily Lifetime Seven with LIA, the maximum charge is 2.00% of Protected Withdrawal Value (“PWV”) annually. We deduct the current charge (0.95% of PWV) at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.2375% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the protected withdrawal value, the fee for Highest Daily Lifetime Seven with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.
If this benefit was elected within an Annuity held as a 403 (b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403 (b) plan itself.
You could have chosen Highest Daily Lifetime Seven without also electing LIA, however you may not have elected LIA without Highest Daily Lifetime Seven. All terms and conditions of Highest Daily Lifetime Seven apply to this version of the benefit, except as described herein.
Eligibility Requirements for LIA Amount. Both a waiting period of 36 months, from the benefit effective date, and an elimination period of 120 days, from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36-month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, either or both of the following requirements (“LIA conditions”) must be met. It is not necessary to meet both conditions:
(1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
(2)The designated life is unable to perform two or more basic abilities of caring for oneself or “activities of daily living.” We define these basic abilities as:
i.Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.
iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
v.Transferring: Moving into or out of a bed, chair or wheelchair.
vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).
You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described in this prospectus under the Highest Daily Lifetime Seven Benefit.
Additionally, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the “ineligibility effective date”). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All “Excess Income” conditions described above in “Key Feature – Annual Income Amount under the Highest Daily Lifetime Seven Benefit” would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.
You should also keep in mind that, at the time you are experiencing the LIA conditions that would qualify you for the LIA Amount, you may also be experiencing other disabilities that could impede your ability to conduct your affairs. You may wish to consult with a legal advisor to determine whether you should authorize a fiduciary who could notify us if you meet the LIA conditions and apply for the benefit.
LIA Amount at the First Withdrawal. If your first withdrawal subsequent to election of Highest Daily Lifetime Seven with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.
LIA Amount After the First Withdrawal. If you become eligible for the LIA Amount after you have taken your first withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any withdrawals that have been taken in the current Annuity Year. Cumulative withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.
Withdrawals in Excess of the LIA Amount. If your cumulative withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible (“Excess Withdrawal”), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the charge free withdrawal amount available under this Annuity will not incur a CDSC.
Withdrawals are not required. However, subsequent to the first withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.
Purchase Payments. If you are eligible for the LIA Amount as described under “Eligibility Requirements for LIA Amount” and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.
Step Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.
Guarantee Payments. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount, or as a result of the fee that we assess for Highest Daily Lifetime Seven with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under “Eligibility Requirements for LIA Amount” above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120-day elimination period as well as meeting the LIA conditions listed above under “Eligibility Requirements for LIA Amount”. To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime Seven with LIA terminates, and no additional payments are permitted.
Annuity Options. In addition to the Highest Daily Lifetime Seven Annuity Options described above, after the 10th benefit anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. The portion of such payments equal to the Annual Income Amount will be treated as an Annuity Payment for tax purposes. The excess above the Annual Income Amount will be treated as a nonperiodic withdrawal. Please see the Tax Considerations section for more information. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Prior to the 10th benefit anniversary this option is not available.
We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.
If you elected Highest Daily Lifetime Seven with LIA, and never meet the eligibility requirements, you will not receive any additional payments based on the LIA Amount.

Optional 90% Cap Feature for Formula for Highest Daily Lifetime Seven
If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit (including Highest Daily Lifetime Seven with Beneficiary Income Option and Highest Daily Lifetime Seven with Lifetime Income Accelerator) or Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will replace the “Transfer Calculation” portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new mathematical formula is found in Appendix E (page E-4).
Only the election of the 90% Cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% Cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.
Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account (“90% cap” or “90% cap feature”). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.
If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,
•March 19, 2009 – a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
•March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
•As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
•Once there is a transfer out of the AST Investment Grade Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).
Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.
In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. While there are no assurances that future transfers will occur, it is possible that an additional transfer(s) to the Permitted Sub-accounts could occur following the Valuation Day(s), and in some instances (based on the formula) this additional transfer(s) could be large.
Once the 90% cap feature is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST

Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).
Important Consideration When Electing the New Formula:
•At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
•Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
•If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.
SPOUSAL HIGHEST DAILY LIFETIME® SEVEN INCOME BENEFIT (SHD®7)
Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Seven benefit.
Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven. We no longer permit new elections of Spousal Highest Daily Lifetime Seven. Spousal Highest Daily Lifetime Seven must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 59½ years old when the benefit was elected. Spousal Highest Daily Lifetime Seven was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the Investment Options section of this prospectus.
The benefit that guarantees until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “Designated Lives”, and each, a “Designated Life”) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime Seven benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime Seven, and in Appendix E to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
As discussed below, a key component of Spousal Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been “excess withdrawals.” Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Seven.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the “Tenth Anniversary Date”) or the date of the first withdrawal, the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:
(1)the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
(2)the Account Value.
If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:
(1)the Account Value; or
(2)the Periodic Value on the date of the withdrawal.

If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:
(1)the Account Value; or
(2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or
(3)the sum of:
(a)200% of the Account Value on the effective date of the benefit;
(b)200% of all adjusted purchase payments made within one year after the effective date of the benefit; and
(c)all adjusted purchase payments made after one year following the effective date of the benefit up to the date of the first withdrawal.
On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.
Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime Seven Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.
Under the Spousal Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.
Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Seven benefit.
An automatic step-up feature (“Highest Quarterly Auto Step-Up”) is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

The Spousal Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
•The Issue Date is December 1, 2007
•The Spousal Highest Daily Lifetime Seven benefit is elected on March 5, 2008.
•The youngest Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime Seven benefit.
Dollar-for-Dollar Reductions
On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1st withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount – $6,000 less $2,500 = $3,500.
Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount – $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before withdrawal	$110,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$106,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$106,500.00
Ratio	1.41%
Annual Income Amount	$6,000.00
Less ratio of 1.41%	$84.51
Annual Income Amount for future Annuity Years	$5,915.49
Highest Quarterly Auto Step-Up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life’s age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credits).
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

Date*	Account value	Highest Quarterly Value (adjusted with withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Quarterly Value)
June 1, 2008	$118,000.00	$118,000.00	$5,900.00
August 6, 2008	$110,000.00	$112,885.55	$5,644.28
September 1, 2008	$112,000.00	$112,885.55	$5,644.28
December 1, 2008	$119,000.00	$119,000.00	$5,950.00

*    In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter – March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
**    In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
•The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
•This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.
The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.
In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.
Benefits Under the Spousal Highest Daily Lifetime Seven Benefit
•To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime Seven, and amounts are still payable under Spousal Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
•If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Account Value to any Annuity option available; or
(2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.
We must receive your request in a form acceptable to us at our office.
In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:
(1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
(2)the Account Value.
•If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
•Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the older of the owner or Annuitant’s 95th birthday, will be treated as annuity payments.
Other Important Considerations
•Withdrawals under the Spousal Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable charge free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.
•Withdrawals made while the Spousal Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.

•You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
•You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.
•If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
•Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts.
•You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudential.com.
•Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
•You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional purchase payments may be subject to new investment limitations.
•The fee for Spousal Highest Daily Lifetime Seven is 0.75% annually of the Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.
•You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
•The Basic Death Benefit will terminate if withdrawals taken under the Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)
Election of and Designations under the Benefit.
We no longer permit new elections of Spousal Highest Daily Lifetime Seven. Elections of Spousal Highest Daily Lifetime Seven must have been based on two Designated Lives. Designated Lives must be natural persons who are each other’s spouses at the time of election of the benefit. Spousal Highest Daily Lifetime Seven could only be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
•One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The Owner/Annuitant and the beneficiary each must be at least 59½ years old at the time of election; or
•Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
•One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59½ years old at the time of election.
We do not permit a change of Owner under this benefit, except as follows:
(a)if one Owner dies and the surviving spousal Owner assumes the Annuity or
(b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime Seven benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
If you wish, you may cancel any Spousal Highest Daily Lifetime Seven benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the Spousal Highest Daily Lifetime Seven benefit, provided the request is received in good order

(subject to state availability and any applicable age requirements). Upon cancellation of any Spousal Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the pre-determined mathematical formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instruction or in absence of such instruction, pro-rata. You should be aware that upon termination of Spousal Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value. Once the Spousal Highest Daily Lifetime Seven benefit is cancelled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Highest Daily Lifetime Seven benefit provided that the benefit you are looking to elect is available on a post-issue basis. Any such new benefit may be more expensive.
Return of Principal Guarantee
If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:
(a)your Account Value on the day that you elected Spousal Highest Daily Lifetime Seven; and
(b)the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.
If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount) (iv) upon your surrender of the Annuity (v) as of the Latest Annuity Date or upon your election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Benefit).
Upon termination of Spousal Highest Daily Lifetime Seven other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).
Mathematical Formula Component of Spousal Highest Daily Lifetime Seven
As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Spousal Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those Permitted Sub-accounts as the “Permitted Sub-accounts”. As a requirement of participating in Spousal Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the “AST Investment Grade Bond Sub-account”). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Spousal Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix E to this prospectus.
Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant’s attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST

Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the “Target Ratio” or “r”. If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.
If you elect the new formula (90% Cap Feature), see discussion regarding that feature.
As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, “flat” investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Spousal Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Spousal Highest Daily Lifetime Seven and existing Annuities that elect Spousal Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.
While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Spousal Highest Daily Lifetime Seven.
Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
•Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
•If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
•Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.
Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.
Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
•The difference between your Account Value and your Protected Withdrawal Value;
•The amount of time Spousal Highest Daily Lifetime Seven has been in effect on your Annuity;
•The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
•Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
•Any withdrawals you take from your Annuity (while the benefit is in effect).
Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.
Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70  ½ (72 for those who would have reached age 70 ½ after 2019). For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature - Protected Withdrawal Value”.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime Seven through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-Lifetime Withdrawal provisions will apply.
Spousal Highest Daily Lifetime Seven with Beneficiary Income Option
Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime Seven with Beneficiary Income Option.
There was an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. You may have chosen Spousal Highest Daily Lifetime Seven without also selecting the Beneficiary Income Option death benefit (“BIO”). We no longer permit elections of Spousal Highest Daily Lifetime Seven with BIO. If you terminate your Spousal Highest Daily Lifetime Seven benefit with BIO to elect any other available living benefit, you will lose all guarantees under the Spousal Highest Daily Lifetime Seven benefit with BIO, and will begin new guarantees under the newly elected benefit based on the Account Value as of the date the new benefit becomes active.
If you elected the Beneficiary Income Option death benefit, you may not elect any other optional benefit. You could elect the Beneficiary Income Option death benefit so long as each Designated Life was no older than age 75 at the time of election. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven with BIO may be greater than it would have been, had it been based on the Account Value alone.
For purposes of the Beneficiary Income Option death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime Seven itself. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the base death benefit under the Annuity (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.
If there is one beneficiary, he/she must choose to receive either the base death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payment of the Annual Income Amount – such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31st of the year following the annuity owner’s date of death. For nonqualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner’s date of death. For nonqualified Annuities, if the beneficiary is other than an individual, payment under the Beneficiary Income Option may be limited to a period not exceeding five years from the owner’s date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary’s share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary’s death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.
Here is an example to illustrate how the death benefit may be paid:
•Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
•Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20-year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).
•The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary’s 75% share multiplied by $5,000) is then paid each year for the 20-year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary’s 75% share of the $100,000 Protected Withdrawal Value).
The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).
If you elect to terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, both Spousal Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the “Election of and Designations under the Benefit” section, above.
Optional 90% Cap Feature for the Formula for Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven
If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit (including Highest Daily Lifetime Seven with Beneficiary Income Option and Highest Daily Lifetime Seven with Lifetime Income Accelerator) or Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature which utilizes a new formula. The new formula is described below and will replace the “Transfer Calculation” portion of the formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. There is no cost for adding this feature. This election may only be made once and may not be revoked once elected. The new formula is found in Appendix E of this prospectus (page E-4). Only the election of the 90% cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.
Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account (“90% cap” or 90% cap feature”). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.
If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,
•March 19, 2009 – a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
•March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
•As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).

•Once there is a transfer out of the AST Investment Grade Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).
Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.
In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. While there are no assurances that future transfers will occur, it is possible that an additional transfer(s) to the Permitted Sub-accounts could occur following the Valuation Day(s), and in some instances (based on the formula) the additional transfer(s) could be large.
Once the 90% cap feature is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).
Important Consideration When Electing The New Formula:
•At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
•Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
•If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.
HIGHEST DAILY LIFETIME® 7 PLUS INCOME BENEFIT (HD® 7 Plus)
Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus benefit.
Highest Daily Lifetime 7 Plus is no longer offered for new elections. Please note that if you terminate Highest Daily Lifetime 7 Plus and elect another available living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. The income benefit under Highest Daily Lifetime 7 Plus currently is based on a single “designated life” who was at least 45 years old on the date that the benefit was elected. The Highest Daily Lifetime 7 Plus Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit other than the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the “Investment Options” section of this prospectus.
Highest Daily Lifetime 7 Plus guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life (“Lifetime Withdrawals”), provided that you have not made “excess withdrawals” that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 7 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under the Highest Daily Lifetime 7 Plus benefit.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your

Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:
(1)the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
(2)the Account Value.
If you have not made a Lifetime Withdrawal on or before the 10th, 20th, or 25th Anniversary of the effective date of the benefit, your Periodic Value on the 10th, 20th, or 25th Anniversary of the benefit effective date is equal to the greater of:
(1)the Periodic Value described above or,
(2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):
(a)200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of the Account Value on the effective date of the benefit;
(b)200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of all adjusted purchase payments made within one year following the effective date of the benefit; and
(c)all adjusted purchase payments made after one year following the effective date of the benefit.
If you elected Highest Daily Lifetime 7 Plus with Beneficiary Income Option (“BIO”) (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit (“Tenth Anniversary”). This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20th and 25th Anniversary of the Benefit Effective Date.
On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).
Return of Principal Guarantee
If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:
(a)your Account Value on the day that you elected Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
(b)the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.
If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.
Key Feature – Annual Income Amount under the Highest Daily Lifetime 7 Plus Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 – less than 59½, 5% for ages 59½ – 74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older.
Under the Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.
Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable charge free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.
You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 – less than 59 1/2, 5% for ages 59 1/2 – 74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus benefit.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime 7 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 – less than 59 1/2, 5% for ages 591/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.
The Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:
•The Issue Date is December 1, 2008
•The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
•The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 7 Plus benefit.
Example of dollar-for-dollar reductions
On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is between the ages of 59½ and 74 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” excess withdrawal	$3,500
Account Value immediately before excess withdrawal of $1,500	$114,500.00
Excess withdrawal amount	$1,500
Divided by Account Value immediately before excess withdrawal	$114,500.00
Ratio	1.31%
Annual Income Amount	$6,000
Less ratio of 1.31%	$78.6
Annual Income Amount for future Annuity Years	$5,921.4
Example of highest daily auto step-up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including the amount of any associated Credits).
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 74 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including the amount of any associated Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$113,986.95	$5,699.35
November 30, 2009	$113,000.00	$113,986.95	$5,699.35
December 1, 2009	$119,000.00	$119,000.00	$5,950.00
*    In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

**    In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
•The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
•This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
•The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.
In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 7 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third-party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:
•The Issue Date is December 1, 2008
•The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
•The Account Value at benefit election was $105,000
•The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 7 Plus benefit.
•No previous withdrawals have been taken under the Highest Daily Lifetime 7 Plus benefit.
On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, the 10th benefit year Return of Principal guarantee is $105,000, the 20th benefit year minimum Periodic Value guarantee is $420,000, the 25th benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal Amount divided by	$15,000
Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Return of Principal	$91,875
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500
25th benefit year Minimum Periodic Value	$551,250
Required Minimum Distributions
Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal.
In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.
Example – Required Minimum Distributions
The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.
Annual Income Amount = $5,000
Remaining Annual Income Amount = $3,000
Required Minimum Distribution = $6,000
The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 – $5,000) = $4,000).
If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.
Benefits Under Highest Daily Lifetime 7 Plus
•To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus, and amounts are still payable under Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the Designated Life.

•If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Account Value to any Annuity option available; or
(2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single Designated Life. We must receive your request in a form acceptable to us at our office.
•In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:
(1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
(2)the Account Value.
•If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
•Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the annuitant’s 95th birthday will be treated as annuity payments.
Other Important Considerations
•Withdrawals under the Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.
•Withdrawals made while the Highest Daily Lifetime 7 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.
•You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 7 Plus benefit. The Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
•You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.
•If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
•Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts.
•You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudential.com.
•Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account triggered by the Highest Daily Lifetime 7 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
•You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
•The maximum charge for Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value (PWV). The current charge is 0.75% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.1875% of the greater of the prior day’s Account Value or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account and the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value at the benefit quarter, we will charge the remainder of the Account Value for the benefit and continue the benefit as described above.
•You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

•The Basic Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)
Election of and Designations Under the Benefit
We no longer permit new elections of Highest Daily Lifetime 7 Plus. For Highest Daily Lifetime 7 Plus, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must have been at least 45 years old.
Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 7 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 7 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Please note that if you terminate a living benefit such as Highest Daily Lifetime 7 Plus and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.
Termination of the Benefit
You may terminate Highest Daily Lifetime 7 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) as of the Latest Annuity Date or upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount), (iv) upon our receipt of due proof of the death of the Annuitant, (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in “Election of and Designations under the Benefit”.
Upon termination of Highest Daily Lifetime 7 Plus other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).
If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 7 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.
How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 7 Plus. For purposes of this benefit, we refer to those permitted investment options as the “Permitted Sub-accounts”. If your annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program (“6 or 12 Month DCA Program”). If you are participating in Highest Daily Lifetime 7 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term “Permitted Sub-accounts”. Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of this prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the AST Investment Grade Bond Sub-account will be transferred to the Permitted Sub-accounts, not including the DCA Fixed Rate Options.
An integral part of Highest Daily Lifetime 7 Plus is the pre-determined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the “AST Investment Grade Bond Sub-Account”). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix F.
Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant’s attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments (and associated purchase credits), and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the “Target Ratio” or “r”. If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap feature) to the AST Investment Grade Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the AST Investment Grade Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a “last-in, first-out” basis. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, it will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur.
The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account (“90% cap”). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your account value could be more than 90% invested in the AST Investment Grade Bond Sub-account.
If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,
•March 19, 2009 – a transfer is made to the AST Investment Grade Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
•March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
•On March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).
•Once there is a transfer out of the AST Investment Grade Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).
Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.
As you can glean from the formula, poor or flat investment performance of your Account Value may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 7 Plus, the values we use to compare to the Target Ratio will be fixed.
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, a transfer may be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. Any such transfer will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). This transfer will automatically occur provided that the

Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:
(a)The total value of all your Account Value in the AST Investment Grade Bond Sub-account, or
(b)An amount equal to 5% of your total Account Value.
While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 7 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
•Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
•If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
•Transfer a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.
At any given time, some, most or none of your Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
•The difference between your Account Value and your Protected Withdrawal Value;
•The amount of time Highest Daily Lifetime 7 Plus has been in effect on your Annuity;
•The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
•Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
•Any withdrawals you take from your Annuity (while the benefit is in effect).
Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula and subject to the 90% cap feature.
Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 ½ (72 for those who would have reached age 70 ½ after 2019). For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Please note that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth

Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature - Protected Withdrawal Value”.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 7 Plus through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-Lifetime Withdrawal provisions will apply.
Highest Daily Lifetime 7 Plus with Beneficiary Income Option
Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus with Beneficiary Income Option.
We previously offered an optional death benefit feature under Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or BIO. Highest Daily Lifetime 7 Plus with BIO is no longer available for new elections. Please note that if you terminate Highest Daily Lifetime 7 Plus with BIO and elect any other available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. As long as your Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. This benefit could be elected, provided that all owners and beneficiaries are natural persons or an agent acting for a natural person.
If you elected this death benefit, you could not elect any other optional benefit. You could have elected the Beneficiary Income Option death benefit so long as the Annuitant was no older than age 75 at the time of election and met the Highest Daily Lifetime 7 Plus age requirements. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20th and 25th Anniversary of the Benefit Effective Date. If you choose the Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value (“PWV”) annually. The current charge is 1.10% annually of the greater of the Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day’s Account Value or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero and, continue the benefit as described below.
Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value, and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were Lifetime Withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.
If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount – such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Each beneficiary can choose to take his/her portion of either (a) the basic death benefit, or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31st of the year following the annuity owner’s date of death. For nonqualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner’s date of death. For nonqualified Annuities, if the beneficiary is other than an individual, payment under the Beneficiary Income Option may be limited to a period not exceeding five years from the owner’s date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary’s share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary’s death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.
Here is an example to illustrate how the death benefit may be paid:
•Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.

•Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20-year pay-out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary’s 75% share multiplied by $5,000), is then paid each year for the 20-year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary’s 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).
If you elect to terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the “Election of and Designations under the Benefit” section above.
Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator
Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator.
In the past, we offered a version of Highest Daily Lifetime 7 Plus called Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator (“Highest Daily Lifetime 7 Plus with LIA”). Highest Daily Lifetime 7 Plus with LIA is no longer available for new elections. You could choose Highest Daily Lifetime 7 Plus with or without also electing LIA, however you could not elect LIA without Highest Daily Lifetime 7 Plus and you must have elected the LIA benefit at the time you elected Highest Daily Lifetime 7 Plus. Please note that if you terminate Highest Daily Lifetime 7 Plus with LIA and elect any other available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. If you elected this benefit, you may not have elect any other optional benefit. As long as your Highest Daily Lifetime 7 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 7 Plus with LIA was based on a single “designated life” who was between the ages of 45 and 75 on the date that the benefit is elected. All terms and conditions of Highest Daily Lifetime 7 Plus apply to this version of the benefit, except as described herein.
Highest Daily Lifetime 7 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.
Highest Daily Lifetime 7 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the “LIA Amount”) if you meet the conditions set forth below. If you choose the Highest Daily Lifetime 7 Plus with LIA, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value (“PWV”) annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day’s Account Value, or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account and the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of Account Value and the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.
If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.
Eligibility Requirements for LIA Amount. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36-month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements (“LIA conditions”) must be met.
(1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
(2)The designated life is unable to perform two or more basic abilities of caring for oneself or “activities of daily living.” We define these basic abilities as:
i.Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.
iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
v.Transferring: Moving into or out of a bed, chair or wheelchair.
vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 7 Plus benefit.
Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the “ineligibility effective date”). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All “Excess Income” conditions described above in ““Key Feature – Annual Income Amount under the Highest Daily Lifetime 7 Plus Benefit” would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.
LIA Amount at the First Lifetime Withdrawal. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 7 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.
LIA Amount After the First Lifetime Withdrawal. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.
Withdrawals in Excess of the LIA Amount. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible (“Excess Withdrawal”), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the charge free withdrawal amount available under this Annuity will not incur a CDSC.
Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.
Purchase Payments. If you are eligible for the LIA Amount as described under “Eligibility Requirements for LIA Amount” and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.
Step Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.
Guarantee Payments. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus with LIA, we will calculate the Annual Income Amount and any LIA amount if you are eligible, as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under “Eligibility Requirements for LIA Amount” above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120-day elimination period as well as meeting the LIA conditions listed above under “Eligibility Requirements for LIA Amount”. To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime 7 Plus with LIA terminates, and no additional payments are permitted.
Annuity Options. In addition to the Highest Daily Lifetime 7 Plus Annuity Options described above, after the Tenth Anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.
If you elected Highest Daily Lifetime 7 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.
SPOUSAL HIGHEST DAILY LIFETIME® 7 PLUS INCOME BENEFIT (SHD®7 Plus)
Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus benefit.
Spousal Highest Daily Lifetime 7 Plus is the spousal version of Highest Daily Lifetime 7 Plus. We no longer offer Spousal Highest Daily Lifetime 7 Plus. If you elected Spousal Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect another available living benefit, subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits”.
Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime 7 Plus could have been elected based on two Designated Lives, as described below. The youngest Designated Life must have been at least 50 years old and the oldest Designated Life must have been at least 55 years old when the benefit was elected. Spousal Highest Daily Lifetime 7 Plus is not available if you elected any other optional benefit. As long as your Spousal Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the “Investment Options” section in this prospectus.
We previously offered a benefit that guarantees until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “Designated Lives”, and each, a “Designated Life”) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the Designated Lives (“Lifetime Withdrawals”) provided you have not made “excess withdrawals” that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 7 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime 7 Plus.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:
(1)the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
(2)the Account Value.
If you have not made a Lifetime Withdrawal on or before the 10th, 20th, or 25th Anniversary of the effective date of the benefit, your Periodic Value on the 10th, 20th, or 25th Anniversary of the benefit effective date is equal to the greater of:
(1)the Periodic Value described above or,
(2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):
(a)200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of the Account Value on the effective date of the benefit;

(b)200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of all adjusted purchase payments made within one year following the effective date of the benefit; and
(c)All adjusted purchase payments made after one year following the effective date of the benefit.
If you elect Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option (“BIO”) (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit (“Tenth Anniversary”). This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20th and 25th Anniversary of the Benefit Effective Date.
On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).
Return of Principal Guarantee
If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:
(a)your Account Value on the day that you elected Spousal Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
(b)the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.
If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to your Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal, including a required minimum distribution, (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.
Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime 7 Plus Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest Designated Life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50 – less than 59 1/2, 5% for ages 59 1/2 – 79, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.
Under the Spousal Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.
Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable charge free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.
You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credit) based on the age of the younger Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50 – less than 59½, 5% for ages 59½ – 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credit).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus benefit.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50 – less than 59 1/2, 5% for ages 59  1/2 – 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.
The Spousal Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:
•The Issue Date is December 1, 2008
•The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
•The younger Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 7 Plus benefit.
Example of dollar-for-dollar reductions
On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$114,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$114,500.00
Ratio	1.31%
Annual Income Amount	$6,000.00
Less ratio of 1.31%	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of highest daily auto step-up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including the amount of any associated Credits).
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest Designated Life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$113,986.95	$5,699.35
November 30, 2009	$113,000.00	$113,986.95	$5,699.35
December 01, 2009	$119,000.00	$119,000.00	$5,950.00
*    In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
**    In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
•The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
•This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
•The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.
In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 7 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:
•The Issue Date is December 1, 2008
•The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
•The Account Value at benefit election was $105,000
•The younger Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 7 Plus benefit.
•No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 7 Plus benefit.
On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, the 10th benefit year Return of Principal guarantee is $105,000, the 20th benefit year minimum Periodic Value guarantee is $420,000, the 25th benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal Amount divided by	$15,000
Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Return of Principal	$91,875
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500
25th benefit year Minimum Periodic Value	$551,250
Required Minimum Distributions
Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.
Example – Required Minimum Distributions
The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.
Annual Income Amount = $5,000
Remaining Annual Income Amount = $3,000

Required Minimum Distribution = $6,000
The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 – $5,000) = $4,000).
If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.
Benefits Under Spousal Highest Daily Lifetime 7 Plus
•To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime 7 Plus, and amounts are still payable under Spousal Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Spousal Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second Designated Life.
•If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Account Value to any Annuity option available; or
(2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life. We must receive your request in a form acceptable to us at our office.
•In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:
(1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
(2)the Account Value.
•If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
•Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the older of the owner or Annuitant’s 95th birthday will be treated as annuity payments.
Other Important Considerations
•Withdrawals under the Spousal Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.
•Withdrawals made while the Spousal Highest Daily Lifetime 7 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.
•You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
•You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.
•If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
•Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts.
•You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elected this benefit. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudential.com.
•Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account triggered by the Spousal Highest Daily Lifetime 7 Plus pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
•You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional purchase payments may be subject to new investment limitations.
•The maximum fee for Spousal Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value. The current fee for Spousal Highest Daily Lifetime 7 Plus is 0.90% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.225% of the greater of the prior day’s Account Value, or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value and the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.
•You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
•The Basic Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)
Election of and Designations Under the Benefit
We no longer permit new elections of Highest Daily Lifetime 7 Plus. Spousal Highest Daily Lifetime 7 Plus could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other’s spouses at the time of election of the benefit. Spousal Highest Daily Lifetime 7 Plus only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
•One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or
•Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or
•One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.
We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime 7 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Spousal Highest Daily Lifetime 7 Plus could have been elected at the time that you purchased your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your

Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life), (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) as of the Latest Annuity Date or upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount), (vi) if both the Account Value and Annual Income Amount equal zero, or (vii) if you cease to meet our requirements as described in “Election of and Designations under the Benefit”.
Upon termination of Spousal Highest Daily Lifetime 7 Plus other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options based on your existing allocation instructions or (in the absence of such instruction) pro rata (i.e. in the same proportion as the current balances in your variable investment options).
How Spousal Highest Daily Lifetime 7 Plus Transfers Account Value between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in this Prospectus for information regarding this component of the benefit.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 ½ (72 for those who would have reached age 70 ½ after 2019). For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Please note that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature - Protected Withdrawal Value”.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 7 Plus through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.
Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option
Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option.
We previously offered an optional death benefit feature under Spousal Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or BIO. Spousal Highest Daily Lifetime 7 Plus with BIO is no longer available for new elections. You could choose Spousal Highest Daily Lifetime 7 Plus with or without also selecting the Beneficiary Income Option death benefit. However, you could not elect the Beneficiary Income Option without Spousal Highest Daily Lifetime 7 Plus and you could elect the Beneficiary Income Option death benefit at the time you elect Spousal Highest Daily Lifetime 7 Plus. Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus with BIO and elect any available living benefit you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. As long as your Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit.
If you elected the Beneficiary Income Option death benefit, you could not elect any other optional benefit. You could elect the Beneficiary Income Option death benefit so long as each Designated Life is no older than age 75 at the time of election and the Spousal Highest Daily Lifetime 7 Plus age requirements are met. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. If you choose the Spousal Highest Daily Lifetime 7 Plus with BIO, the maximum charge is

2.00% of the greater of Account Value and the Protected Withdrawal Value (“PWV”) annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day’s Account Value or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.
For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20th and 25th Anniversary of the Benefit Effective Date. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value (less any credits associated with purchase payments applied within 12 months prior to the date of death), and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death of the second Designated Life, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death of the second Designated Life, and we calculate the Annual Income Amount as if there were a Lifetime Withdrawal on the date of death of the second Designated Life. If there were Lifetime Withdrawals prior to the date of death of the second Designated Life, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.
If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payments of the Annual Income Amount – such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic Death Benefit, or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31st of the year following the annuity owner’s date of death. For nonqualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner’s date of death. For nonqualified Annuities, if the beneficiary is other than an individual, payment under the Beneficiary Income Option may be limited to a period not exceeding five years from the owner’s date of death. In order to receive the Beneficiary Income Option Death Benefit, each beneficiary’s share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary’s death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.
Here is an example to illustrate how the death benefit may be paid:
•Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
•Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20-year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary’s 75% share multiplied by $5,000) is then paid each year for the 20-year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary’s 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).
If you elect to terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Spousal Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the “Election of and Designations under the Benefit” section.
HIGHEST DAILY LIFETIME® 6 PLUS INCOME BENEFIT (HD® 6 Plus)
Effective September 14, 2012, Highest Daily Lifetime 6 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 6 Plus benefit.
We offered a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life (“Lifetime Withdrawals”), provided that you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.” Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single “designated life” who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of the permitted investment options, see the “Investment Options” section.
Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent’s death. See Death Benefit Component of Highest Daily Lifetime 6 Plus, below.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take withdrawals of excess income that bring your Account Value to zero, your Annual Income Amount would also fall to zero, and the benefit would terminate. In that scenario, no further amount, including the death benefit described below, would be payable under the Highest Daily Lifetime 6 Plus benefit.
You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program’s rules, and subject to State approvals. The 6 or 12 Month DCA Program is not available in certain states.
Currently, if you elect Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See “Election of and Designations under the Benefit” below and “Termination of Existing Benefits and Election of New Benefits” for details. Please note that if you terminate Highest Daily Lifetime 6 Plus and elect another living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:
(1)the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
(2)the Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:
(1)the Periodic Value described above or,
(2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):
(a)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated purchase Credits) made on that day;
(b)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments (including any associated purchase Credits) made within one year following the effective date of the benefit; and
(c)all purchase payments (including any associated purchase Credits) made after one year following the effective date of the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

Key Feature – Annual Income Amount under the Highest Daily Lifetime 6 Plus Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 – less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 or older. Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any Contingent Deferred Sales Charge (CDSC) that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.
Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable charge free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.
You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.
Any purchase payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the purchase payment (including any associated purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 – less than 59½; 5% for ages 59½-79 and 6% for ages 80 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated purchase Credits).
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, Highest Daily Lifetime 6 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 6 Plus benefit.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 – less than 59 1/2; 5% for ages 591/2-79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.
The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
•The Issue Date is December 1, 2008
•The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
•The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit.
Example of dollar-for-dollar reductions
On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$114,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$114,500.00
Ratio	1.31%
Annual Income Amount	$6,000.00
Less ratio of 1.31%	$78.60
Annual Income Amount for future Annuity Years	$5,921.40

Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated purchase Credits).
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated purchase Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$113,986.95	$5,699.35
November 30, 2009	$113,000.00	$113,986.95	$5,699.35
December 01, 2009	$119,000.00	$119,000.00	$5,950.00

*    In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
**    In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
•The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
•This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
•The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.
In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.
The Non-Lifetime Withdrawal will proportionally reduce: the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third-party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:
•The Issue Date is December 1, 2008
•The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
•The Account Value at benefit election was $105,000
•The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit
•No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit
On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount divided by	$15,000
Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500

Required Minimum Distributions
Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.
In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.
Example – Required Minimum Distributions
The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.
Annual Income Amount = $5,000
Remaining Annual Income Amount = $3,000
Required Minimum Distribution = $6,000
The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000: ($3,000 + ($6,000 – $5,000) = $4,000).
If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.
Death Benefit Component of Highest Daily Lifetime 6 Plus
If you elect Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Highest Daily Lifetime 6 Plus, then your Death Benefit will be equal to the greatest of:
•the basic death benefit under the Annuity; and
•the amount of any optional death benefit you may have elected and remains in effect; and
•(a) if no Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date, or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death. Under this component of the Death Benefit, we will not recapture the amount of any purchase Credit applied to the X Series Annuity granted within 12 months prior to death.
Please note that the Death Benefit under Highest Daily Lifetime 6 Plus is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. This death benefit may not be available in all States.
Benefits Under Highest Daily Lifetime 6 Plus
•To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. If this occurs, you will not be permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life. Please note if your Account Value is reduced to zero as result of withdrawals, the Death Benefit (described above under “Death Benefit Component of Highest Daily Lifetime 6 Plus”) will also be reduced to zero and the Death Benefit will not be payable.
•Please note that if your Account Value is reduced to zero, all payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments.
•If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Account Value to any annuity option available; or
(2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our office.
•In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:
(1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
(2)the Account Value.
If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
Please note that a Death Benefit (as described above) is not payable if annuity payments are being made at the time of the decedent's death.
Other Important Considerations
•Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.
•Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.
•You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 6 Plus benefit. The Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.
•You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.
•If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
•You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudential.com.
•Transfers to and from the Sub-accounts, the DCA Fixed Rate Options, and the AST Investment Grade Bond Sub-account triggered by the Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
•Upon inception of the benefit and to maintain the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirements will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
•If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
•The basic Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)
•The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.85% annually of the greater of the Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis 0.2125% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.
Assume a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $425.00 ($200,000 × .2125%).
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.
Election of and Designations under the Benefit
For Highest Daily Lifetime 6 Plus, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old.
Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it or elect any other living benefit, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits” in the prospectus for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.
Termination of the Benefit
You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates:
(i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) as of the Latest Annuity Date or upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount), (iv) upon our receipt of due proof of the death of the Annuitant (except insofar as paying the Death Benefit associated with this benefit), (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in “Election of and Designations under the Benefit” above.
Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), Automatic Rebalancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.
If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.
How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of this benefit, we refer to those permitted investment options as the “Permitted Sub-accounts”. Because these restrictions and the use of the predetermined mathematical formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth. If your Annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program (“6 or 12 Month DCA Program”). If you are participating in Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account (the “Bond Sub-account”), then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term “Permitted Sub-accounts”. Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of the prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the Bond Sub-account will only be transferred to the Permitted Sub-accounts, not the DCA Fixed Rate Options.
An integral part of Highest Daily Lifetime 6 Plus (including Highest Daily Lifetime 6 Plus with LIA and Spousal Highest Daily Lifetime 6 Plus) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and the Bond Sub-account. This predetermined mathematical formula (“formula”) runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is described below.
Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits), and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the “Target Ratio” or “r”. If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts, other than the DCA Fixed Rate Options. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a “last-in, first-out” basis. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the

Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA Fixed Rate Options) will occur.
The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.
If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,
•September 4, 2012 – a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
•September 5, 2012 – you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4, 2012.
•On September 5, 2012 – (and at least until first a transfer is made out of the Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).
•Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).
Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.
Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:
(a)The total value of all your Account Value in the Bond Sub-account, or
(b)An amount equal to 5% of your total Account Value.
While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
•Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or
•If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
•Transfer a portion of your Account Value in the Permitted Sub-accounts and the DCA Fixed Rate Options to the Bond Sub-account.
•Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
•The difference between your Account Value and your Protected Withdrawal Value;
•The amount of time Highest Daily Lifetime 6 Plus has been in effect on your Annuity;
•The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;
•Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
•Any withdrawals you take from your Annuity (while the benefit is in effect).
At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.
Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.
Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 ½ (72 for those who would have reached age 70 ½ after 2019). For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-Lifetime Withdrawal provisions will apply.
Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator
Effective September 14, 2012, Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator.
We offer another version of Highest Daily Lifetime 6 Plus that we call Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator (“Highest Daily Lifetime 6 Plus with LIA”). Highest Daily Lifetime 6 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the “LIA Amount”) if you meet the conditions set forth below. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Highest Daily Lifetime 6 Plus with LIA is not available in certain states/jurisdictions. You may choose Highest Daily Lifetime 6 Plus with or without also electing LIA, however you may not elect LIA without Highest Daily Lifetime 6 Plus and you must elect the LIA benefit at the time you elect Highest Daily Lifetime 6 Plus. If you elect Highest Daily Lifetime 6 Plus without LIA and would like to add the feature later, you must terminate the Highest Daily Lifetime 6 Plus benefit and elect the Highest Daily Lifetime 6 Plus with LIA (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime 6 Plus and elect the Highest Daily Lifetime 6 Plus with LIA you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime 6 Plus with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living benefit or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 6 Plus with LIA currently is based on a single “designated life” who is between the ages of 45 and 75 on the date that the benefit is elected and received in good order. All terms and conditions of Highest Daily Lifetime 6 Plus apply to this version of the benefit, except as described herein.
Highest Daily Lifetime 6 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.
If you elect the Highest Daily Lifetime 6 Plus with LIA, the maximum charge is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 1.20% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.30% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. The following example is hypothetical and is for illustrative purposes only.
Assume a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $600.00 ($200,000 × .30%)
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus with LIA benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described below) will not be payable.
If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.
Eligibility Requirements for LIA Amount. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. The 120-day elimination period begins on the date that we receive notification from you of your eligibility for the LIA Amount. Thus, assuming the 36-month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements (“LIA conditions”) must be met.
(1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
(2)The designated life is unable to perform two or more basic abilities of caring for oneself or “activities of daily living.” We define these basic abilities as:
i.Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.
iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
v.Transferring: Moving into or out of a bed, chair or wheelchair.
vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).
You must notify us in writing when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. The designated life must be available for any assessment or reassessment pursuant to our administrative process requirements.

Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 6 Plus benefit.
Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the “ineligibility effective date”). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All “Excess Income” conditions described above in “Key Feature – Annual Income Amount under the Highest Daily Lifetime 6 Plus Benefit” would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.
LIA Amount at the First Lifetime Withdrawal. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 6 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.
LIA Amount after the First Lifetime Withdrawal. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the LIA benefit will be deemed a Lifetime Withdrawal.
Withdrawals in Excess of the LIA Amount. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible (“Excess Withdrawal”), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA Amount (when eligible) but in excess of the charge free withdrawal amount available under this Annuity will not incur a CDSC.
Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.
Purchase Payments. If you are eligible for the LIA Amount as described under “Eligibility Requirements for LIA Amount” and you make an additional purchase payment, the Annual Income Amount is increased by an amount obtained by applying the applicable percentage (4% for ages 45 – less than 59½; 5% for ages 59½-79; and 6% for ages 80 and older) to the purchase payment (including any associated purchase Credits). The applicable percentage is based on the attained age of the designated life on the date of the first Lifetime Withdrawal after the benefit effective date. The LIA Amount is increased by double the Annual Income Amount, if eligibility for LIA has been met. The Protected Withdrawal Value is increased by the amount of each purchase payment (including any associated purchase Credits).
If the Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount (or, if eligible for LIA, the LIA Amount) is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount (or, if eligible for LIA, the LIA Amount) in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Step-Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.
Guarantee Payments. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, and there is still a LIA Amount available, we will make an additional payment for that
Annuity Year equal to the remaining LIA Amount. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under “Eligibility Requirements for LIA Amount” above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under “Eligibility Requirements for LIA Amount”. To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime 6 Plus with LIA terminates, and no additional payments are made. A Death Benefit under Highest Daily Lifetime 6 Plus with LIA is not payable if guarantee payments are being made at the time of the decedent's death.
Annuity Options. In addition to the Highest Daily Lifetime 6 Plus annuity options described above, after the tenth anniversary of the benefit effective date (“Tenth Anniversary”), you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the designated life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun. A Death Benefit is not payable if annuity payments are being made at the time of the decedent’s death.
If you elect Highest Daily Lifetime 6 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.
Death Benefit Component of Highest Daily Lifetime 6 Plus with LIA. The provisions of the Death Benefit Component of Highest Daily Lifetime 6 Plus (see above for information about the Death Benefit) also apply to Highest Daily Lifetime Plus with LIA. Please note that with respect to Highest Daily Lifetime 6 Plus with LIA, we use the Annual Income Amount for purposes of the Death Benefit Calculations, not the LIA Amount.
SPOUSAL HIGHEST DAILY LIFETIME® 6 PLUS INCOME BENEFIT (SHD®6 Plus)
Effective September 14, 2012, Spousal Highest Daily Lifetime 6 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit.
Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Spousal Highest Daily Lifetime 6 Plus must have been elected based on two designated lives, as described below. The youngest designated life must be at least 50 years old and the oldest designated life must be at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of permitted investment options, see the “Investment Options” section.
We offer a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives (“Lifetime Withdrawals”) provided you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.” Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
Spousal Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit, however, is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. See Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus, below.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take withdrawals of excess income that bring your Account Value to zero, your Annual Income Amount would also fall to zero, and the benefit would terminate. In that scenario, no further amount, including the Death Benefit described below, would be payable under Spousal Highest Daily Lifetime 6 Plus.
You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program’s rules, and subject to State approvals. The 6 or 12 Month DCA Program is not available in certain states.
Currently, if you elect Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See “Election of and Designations under the Benefit” below and “Termination of Existing Benefits and Election of New Benefits” for details. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.

Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:
(1)the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
(2)the Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:
(1)the Periodic Value described above or,
(2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):
(a)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated purchase Credits) made on that day;
(b)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments (including any associated purchase Credits) made within one year following the effective date of the benefit; and
(c)all purchase payments (including any associated purchase Credits) made after one year following the effective date of the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).
Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime 6 Plus Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the youngest designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.
Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable charge free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.
You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older, and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated purchase Credits).
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, Spousal Highest Daily Lifetime 6 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.
The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
•The Issue Date is December 1, 2008
•The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
•The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit.
Example of dollar-for-dollar reductions
On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$114,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$114,500.00
Ratio	1.31%
Annual Income Amount	$6,000.00
Less ratio of 1.31%	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest designated life’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated purchase Credits).
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated purchase Credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$113,986.95	$5,699.35
November 30, 2009	$113,000.00	$113,986.95	$5,699.35
December 01, 2009	$119,000.00	$119,000.00	$5,950.00
*    In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
**    In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
•The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
•This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
•The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.
In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below. the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third-party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:
•The Issue Date is December 1, 2008
•The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
•The Account Value at benefit election was $105,000
•The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit
•No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 6 Plus benefit
On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount divided by	$15,000
Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500
Required Minimum Distributions
Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.
In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.
Example – Required Minimum Distributions
The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.
Annual Income Amount = $5,000
Remaining Annual Income Amount = $3,000

Required Minimum Distribution = $6,000
The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 – $5,000) = $4,000).
If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.
Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus
If you elect Spousal Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost, that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Spousal Highest Daily Lifetime 6 Plus benefit, then your Death Benefit will be equal to the greatest of:
•the basic death benefit under the Annuity; and
•the amount of any optional death benefit you may have elected and remains in effect; and
•a) if no Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death. Under this component of the Death Benefit, we will not recapture the amount of any purchase Credit applied to an X Series Annuity granted within 12 months prior to death.
Upon the death of the first of the spousal designated lives, if a Death Benefit, as described above, would otherwise be payable, and the surviving designated life chooses to continue the Annuity, the Account Value will be adjusted, as of the date we receive due proof of death, to equal the amount of that Death Benefit if paid out in a lump sum, and the Spousal Highest Daily Lifetime 6 Plus benefit remains in force. Upon the death of the second Spousal designated life, the Death Benefit described above will be payable and the Spousal Highest Daily Lifetime 6 Plus rider will terminate as of the date we receive due proof of death.
Please note that the Death Benefit under Spousal Highest Daily Lifetime 6 Plus is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. This Death Benefit may not be available in all States.
Benefits Under Spousal Highest Daily Lifetime 6 Plus
•To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life. Please note that if your Account Value is reduced to zero as a result of withdrawals, the Death Benefit (described above) will also be reduced to zero and the Death Benefit will not be payable.
•Please note that if your Account Value is reduced to zero, all payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments.
•If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Account Value to any annuity option available; or
(2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office.

•In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:
(1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
(2)the Account Value.
If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
Please note that the Death Benefit (described above) is not payable if annuity payments are being made at the time of the decedent's death.
Other Important Considerations
•Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.
•Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis. As discussed in the prospectus, you may participate in the 6 or 12 Month Dollar Cost Averaging Program only if your Annuity was issued on or after May 1, 2009.
•You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.
•If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
•You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudential.com
•You can make withdrawals from your Annuity without purchasing the Spousal Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
•Transfers to and from the elected Sub-accounts, the DCA Fixed Rate Options, and the AST Investment Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
•Upon inception of the benefit and to maintain the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfers of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
•If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
•The basic Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)
•The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.
Assume a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $475.00 ($200,000 × .2375%)
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime 6 Plus can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime 6 Plus only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
•One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or
•Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or
•One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.
We do not permit a change of Owner under this benefit, except as follows:
(a)if one Owner dies and the surviving spousal Owner assumes the Annuity, or
(b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Spousal Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits” in the prospectus for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first designated life, the surviving designated life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first designated life), (ii) upon the death of the second designated life (except as may be needed to pay the Death Benefit associated with this benefit), (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) as of the Latest Annuity Date or upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual

Income Amount, we will continue to pay the Annual Income Amount), (vi) if both the Account Value and Annual Income Amount equal zero, or (vii) if you cease to meet our requirements as described in “Election of and Designations under the Benefit”.
Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon death of a designated life or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), Automatic Rebalancing Program, or 6 or 12 Month DCA Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If prior to the transfer from the AST Investment Grade Bond Sub-account the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.
How Spousal Highest Daily Lifetime 6 Plus Transfers Account Value between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account. See “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” above for information regarding this component of the benefit.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 ½ (72 for those who would have reached age 70 ½ after 2019). For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 6 Plus through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.

DEATH BENEFIT
WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
Each Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death.The person upon whose death the Death Benefit is paid is referred to below as the “decedent”.
Where an Annuity is issued to a trust and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person.  At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value may be reduced by the Total Insurance Charge and may be subject to Sub-account fluctuations. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.
BASIC DEATH BENEFIT
Each Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under an Annuity. Each Annuity also offers two different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate Pruco Life for providing increased insurance protection under the optional Death Benefits. Notwithstanding the additional protection provided under the optional Death Benefits, the additional cost has the impact of reducing the net performance of the investment options. In addition, with respect to the X Series, under certain circumstances, your Death Benefit may be reduced by the amount of any Purchase Credits we applied to your purchase payments. (See “How are Purchase Credits Applied to My Account Value”.) Also, no basic Death Benefit will be paid if your Annuity terminates because your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).
Considerations for Contingent Annuitants: We may allow the naming of a contingent annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. In some of our Annuities we allow for the naming of a co-annuitant, which also is used to mean the successor annuitant (and not another life used for measuring the duration of an annuity payment option). Like in the case of a contingent annuitant, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity subject to Section 72(u) of the Code as such Annuity does not receive tax deferral benefits.
The basic Death Benefit is equal to the greater of:
•The sum of all purchase payments (not including any Purchase Credits) less the sum of all proportional withdrawals.
•The sum of your Account Value in the Sub-accounts, the Fixed Rate Options, the DCA Fixed Rate Options, and the Benefit Fixed Rate Account (less the amount of any Purchase Credits applied within 12-months prior to the date of death, with respect to the X Series).
“Proportional withdrawals” are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in purchase payments for purposes of calculating the basic Death Benefit.
OPTIONAL DEATH BENEFITS
One optional Death Benefit is offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries. No optional Death Benefit is available if your Annuity is held as a Beneficiary Annuity. We reserve the right to cease offering any optional death benefit.
Currently, these benefits are only offered in those jurisdictions where we have received regulatory approval and must be elected at the time that you purchase your Annuity. We may, at a later date, allow existing Annuity Owners to purchase an optional Death Benefit subject to our rules and any changes or restrictions in the benefits. The “Combination 5% Roll-up and Highest Anniversary Value” Death Benefit may only be elected individually, and cannot be elected in combination with any other optional Death Benefit. If you elect Spousal Lifetime Five, Spousal Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime 7 Plus, or the BIO feature of the Highest Daily Lifetime Seven or the Highest Daily Lifetime 7 Plus

suite of benefits, you are not permitted to elect an optional Death Benefit. With respect to the X Series, under certain circumstances, each Optional Death Benefit that you elect may be reduced by the amount of Purchase Credits applied to your purchase payments.
Investment Restrictions may apply if you elect certain optional death benefits. See the chart in the “Investment Options” section of the Prospectus for a list of investment options available and permitted with each benefit.
COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE (“HAV”) DEATH BENEFIT
If an Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.
Certain of the Portfolios offered as Sub-accounts under an Annuity may not be available if you elect the Combination 5% Roll-up and HAV Death Benefit. If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s). In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this Death Benefit.
Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death Benefit
The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:
1.the basic Death Benefit described above; and
2.the Highest Anniversary Value Death Benefit described below, and
3. 5% Roll-up described below.
The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.
If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:
•all purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to date of death in the case of X Series or as otherwise provided for under applicable State law) increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner’s date of death;
MINUS
•the sum of all withdrawals, dollar for dollar up to 5% of the Roll-up value as of the prior Annuity Anniversary (or Issue Date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.
If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:
•the 5% Roll-up value as of the Death Benefit Target Date increased by total purchase payments (including any Purchase Credits applied to such purchase payments more than twelve (12) months prior to date of death with respect to the X Series or as otherwise provided for under applicable State law) made after the Death Benefit Target Date;
MINUS
•the sum of all withdrawals which reduce the 5% Roll-up proportionally.
In the case of X Series, as indicated, the amounts calculated in Items 1, 2 and 3 above (before, on or after the Death Benefit Target Date) may be reduced by any Purchase Credits under certain circumstances, if allowed under applicable State law. Please refer to the definitions of Death Benefit Target Date below. This Death Benefit may not be an appropriate feature where the Owner’s age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.
Calculation of Highest Anniversary Value Death Benefit
The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date. If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of: 1. the basic Death Benefit described above; and 2. the Highest Anniversary Value as of the Owner’s date of death. If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of: 1. the basic Death Benefit described above; and 2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all purchase payments (including any Purchase Credits applied to such purchase payments more than twelve (12) months prior to date of death with respect to the X Series) less the sum of all proportional withdrawals since the Death Benefit Target Date. The amount determined by this calculation is increased by any purchase payments received after the Owner’s date of death and decreased by any proportional withdrawals since such date.
The “Combination 5% Roll-up and Highest Anniversary Value” Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. The Combination 5% Roll-up and Highest Anniversary Value” Death Benefit is not available if you elect any other optional Death Benefit or elect Spousal Lifetime Five, Spousal Highest Daily Lifetime Seven or the BIO feature of the Highest Daily Lifetime Seven or the Highest Daily Lifetime 7 Plus suite of benefits.
See Appendix B for examples of how the “Combination 5% Roll-up and Highest Anniversary Value Death Benefit” is calculated.

Key Terms Used with the Combination 5% Roll-up and Highest Anniversary Value Death Benefit:
•The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death Benefit is the later of the Annuity Anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.
•The Highest Anniversary Value equals the highest of all previous “Anniversary Values” less proportional withdrawals since such anniversary and plus any purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of the X series or as otherwise provided for under applicable State law) since such anniversary.
•The Anniversary Value is the Account Value in the Sub-accounts plus the Interim Value in any Market Value Adjustment Fixed Allocations as of each anniversary of the Issue Date of an Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment (including any Credits applied to such purchase payments more than twelve (12) months prior to date of death in the case of the X Series or as otherwise provided for under applicable State law).
•Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.
HIGHEST DAILY® VALUE DEATH BENEFIT (“HDV”)
The Highest Daily Value Death Benefit is no longer available for new elections. If an Annuity has one Owner, the Owner must have been age 79 or less at the time the Highest Daily Value Death Benefit was elected. If an Annuity has joint Owners, the older Owner must be age 79 or less. If there are joint Owners, death of the Owner refers to the first to die of the joint Owners. If an Annuity is owned by an entity, the Annuitant must have been age 79 or less at the time of election and death of the Owner refers to the death of the Annuitant.
If you elected this benefit, you must allocate your Account Value in accordance with the permitted and available option(s) with this benefit.
The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date (see the definitions below).
If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:
1.the basic Death Benefit described above; and
2.the HDV as of the Owner’s date of death.
If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:
1.the basic Death Benefit described above; and
2.the HDV on the Death Benefit Target Date plus the sum of all purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of the X Series or as otherwise provided for under applicable State law) less the sum of all proportional withdrawals since the Death Benefit Target Date.
The amount determined by this calculation is increased by any purchase payments received after the Owner’s date of death and decreased by any proportional withdrawals since such date.
The Highest Daily Value Death Benefit described above was offered in those jurisdictions where we received regulatory approval. The Highest Daily Value Benefit was not available if you elected the Highest Daily GRO, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, the Highest Daily Lifetime 7 Plus benefits, or the “Combination 5% Roll-up and Highest Anniversary Value” Death Benefit.
Key Terms Used with the Highest Daily Value Death Benefit:
•The Death Benefit Target Date for the Highest Daily Value Death Benefit is the later of an Annuity anniversary on or after the 80th birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.
•The Highest Daily Value equals the highest of all previous “Daily Values” less proportional withdrawals since such date and plus any purchase payments (plus associated Purchase Credits applied more than twelve (12) months prior to the date of death in the case of the X Series or as otherwise provided for under applicable State law) since such date.
•The Daily Value is the Account Value as of the end of each Valuation Day. The Daily Value on the Issue Date is equal to your Purchase Payment (plus associated Purchase Credits applied more than twelve (12) months prior to the date of death in the case of the X Series or as otherwise provided for under applicable State law).
•Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.
Please see Appendix B for examples of how the Highest Daily Value Death Benefit is calculated.

Annuities with Joint Owners
For Annuities with joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit (unless the Annuity is held as a Beneficiary Annuity).
Annuities Owned by Entities
For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).
Can I Terminate the Optional Death Benefits? Do the Optional Death Benefits terminate under other circumstances?
For the B Series and the X Series, the Combination 5% Roll-up and HAV Death Benefit and the HDV Death Benefit may not be terminated once elected. With respect to the L Series only, (i) if the HDV Death Benefit or Combination 5% Roll-up and HAV Death Benefit is elected on the Issue Date, then you may elect to terminate either benefit on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary), but if you do terminate you will revert to the base death benefit, and you may not thereafter re-elect either optional benefit and (ii) if you did not elect any optional death benefit on the Issue Date, then you may elect the Combination 5% Roll-up and HAV Death Benefit on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary), but you may not thereafter terminate that election. If your Annuity Anniversary, at the time of election of the Combo 5% Roll-Up and HAV Death Benefit rider, falls on a non-business day, your rider will be added to your Contract on the next Valuation Day. If this occurs, we will compare your “Periodic Value” to your Account Value (each as defined in the rider) on that Valuation Day. The optional Death Benefits will terminate automatically on the Annuity Date. Also, if you elected the Combination 5% Roll-up and HAV Death Benefit and, in addition, are taking withdrawals under a lifetime guaranteed minimum withdrawal benefit, this optional Death Benefit will terminate if such withdrawals cause your Account Value to reduce to zero. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations. For jointly owned Annuities, the optional death benefits are payable upon the first death of either Owner and therefore terminate and do not continue unless the Annuity is continued by a spouse Beneficiary (see “Spousal Assumption of Annuity,” below). Where an Annuity is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor if the grantor pre-deceases the annuitant under Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid out to the beneficiary and it is not eligible for the death benefit provided under the Annuity.
What are the charges for the Optional Death Benefits?
We deduct a charge equal to 0.50% per year of the daily net assets of the Sub-accounts for the HDV Death Benefit. We deduct a charge of 0.80% for the Combination 5% Roll-Up and HAV Death Benefit issued on or after May 1, 2009, and a charge of 0.50% before May 1, 2009. We deduct the charge for each of these benefits to compensate Pruco Life for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.
Please refer to the section entitled “Tax Considerations” for additional considerations in relation to the optional Death Benefit.
PAYMENT OF DEATH BENEFITS
Alternative Death Benefit Payment Options – Annuities owned by Individuals (not associated with Tax-Favored Plans) Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity.
If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
In the event of your death before the Annuity Date, the Death Benefit must be distributed:
•within five (5) years of the date of death (the “5 Year Deadline”); or
•as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled “Beneficiary Continuation Option,” as a series of required distributions.
If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:
•as a lump sum payment; or

•Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled “Beneficiary Continuation Option,” as a series of required distributions.
Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.
Alternative Death Benefit Payment Options - Contracts Held by Tax-Favored Plans
The Code provides for alternative death benefit payment options when a contract is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated beneficiary may generally elect to continue the contract and receive Required Minimum Distributions under the contract, instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the beneficiary is your surviving spouse.
For deaths occurring after 2019, H.R. 1865, the Further Consolidated Appropriations Act of 2020 (which includes the "Setting Every Community Up for Retirement Enhancement" Act (SECURE Act)), impacts defined contribution plans and IRA balances death benefits paid starting in 2020. if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
•If you die after a designated Beneficiary has been named, the death benefit must be fully distributed by December 31st of the year including the ten year anniversary of the date of death (the “Qualified Ten-Year Deadline”) with the exception of “eligible designated beneficiaries.” ”Eligible designated beneficiaries” may elect periodic payments not extending beyond the life expectancy of the eligible designated Beneficiary (provided such payments begin by December 31st of the year following the year of death). Eligible designated beneficiaries generally include any designated beneficiary who is your surviving spouse, your child who has not reached majority, disabled and chronically ill beneficiaries (as specified by the Code) and any beneficiary who is not more than 10 years younger than you. In the case of a child who has not attained the age of majority, the Qualified Ten Year Deadline would apply as of the date the child attains the age of majority. The determination of whether a designated beneficiary is an eligible designated beneficiary shall be made as of the date of your death.
▪If the eligible designated Beneficiary does not begin installments by December 31st of the year following the year of death, then we require that the Beneficiary take the Death Benefit by the Qualified Ten-Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death, or December 31st of the year in which you would have reached age 72, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner.
•If you die before a designated Beneficiary is named, and your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed as follows:
•If death occurs before the date Minimum Distributions must begin under the Code, the Death Benefit can be paid out in either a lump sum, by December 31st of the year that includes five year anniversary of the date of death,
•If death occurs after the date Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect.
•Where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.
For more information, see “Tax Considerations.” You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
Designated Beneficiaries may be eligible for the IRA Beneficiary Continuation Option; however, distribution periods may be limited by applicable tax law as stated above. Beneficiaries should consult a professional tax advisor about the federal income tax consequences of distribution options.
A Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules. Until withdrawn, amounts in an IRA, 403(b) or other “qualified investment” continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.
If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax adviser.

Beneficiary Continuation Option
Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described under the sections entitled “Payment of Death Benefits” and “Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans.” This “Beneficiary Continuation Option” is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and nonqualified Annuities.
Under the Beneficiary Continuation Option:
•The beneficiary must apply at least $15,000 to the Beneficiary Continuation Option. Thus the death benefit must be at least $15,000.
•The Owner’s Annuity contract will be continued in the Owner’s name, for the benefit of the beneficiary.
•Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the assets allocated to the Sub-accounts. The charge is 1.00% per year.
•Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. The fee will only be applied if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
•The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.
•The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.
•The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
•No Fixed Rate Options will be offered.
•No additional purchase payments can be applied to the Annuity.
•The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.
•The beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary’s withdrawal rights.
•Withdrawals are not subject to CDSC.
•Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary (successor), unless the successor chooses to continue receiving payments.
•If the beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in good order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.
In addition to the materials referenced above, the Beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.
Spousal Assumption of Annuity
You may name your spouse as your beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary beneficiary will be the surviving spouse unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation or the Annuity is held as a Beneficiary Annuity (if available under your Annuity), the spouse beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional purchase payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional purchase payments.
A surviving spouse’s ability to continue ownership of the Annuity may be impacted (see “Managing Your Annuity – Spousal Designations”). Please consult your tax or legal adviser for more information about such impact in your state.
See the section entitled “Managing Your Annuity – Spousal Designations and Contingent Annuitant” for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.
EXCEPTIONS TO AMOUNT OF DEATH BENEFIT
There are certain exceptions to the amount of the Death Benefit.
Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Account Value on the date we receive Due Proof of Death (i.e., we would not pay the minimum Death Benefit or any Optional Death Benefit).

Death Benefit Suspension Period. You should be aware that there is a Death Benefit suspension period (unless prohibited by applicable law). If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), and did not become the Owner or Annuitant due to the prior Owner’s or Annuitant’s death, any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period as to that person from the date he or she first became Owner or Annuitant. While the two year suspension is in effect, any applicable charge will continue to apply but the Death Benefit amount will equal the Account Value, less (if allowed by applicable state law) any Purchase Credits (for the X Series) granted during the period beginning 12 months prior to decedent’s date of death and ending on the date we receive Due Proof of death. Thus, if you had elected an Optional Death Benefit, and the suspension were in effect, you would be paying the fee for the Optional Death Benefit even though during the suspension period your Death Benefit would have been limited to the Account Value. After the two year suspension period is completed, the Death Benefit is the same as if the suspension period had not been in force. See the section of the prospectus above generally with regard to changes of Owner and Annuitant that are allowable.
Beneficiary Annuity. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.
WHEN DO YOU DETERMINE THE DEATH BENEFIT?
We determine the amount of the Death Benefit as of the date we receive “due proof of death” (and in certain limited circumstances as of the date of death) any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit. “Due proof of death” may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of “due proof of death” we automatically transfer the Death Benefit to the AST Government Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option. Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be impacted by the Insurance Charge and may be subject to Sub-account fluctuations.

VALUING YOUR INVESTMENT
HOW IS MY ACCOUNT VALUE DETERMINED?
During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Rate Option. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Rate Option. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the “Living Benefits – Highest Daily Lifetime Five” section of the Prospectus for a description of the Benefit Fixed Rate Account. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. With respect to the X Series, the Account Value includes any Purchase Credits we applied to your purchase payments which we are entitled to recover under certain circumstances.
WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under “Glossary of Terms” above.
HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the Sub-account fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity.
Each Valuation Day, we determine the price for a Unit of each Sub-account, called the “Unit Price" or Unit Value. The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.
Example
Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.
WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day.
There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request. We will not process any financial transactions involving purchase or redemption orders or transfers on days the NYSE is closed.
On those dates, we will not process any financial transactions involving purchase or redemption orders. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
•trading on the NYSE is restricted;
•an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the separate account impractical; or
•the SEC, by order, permits the suspension or postponement for the protection of security holders.
Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Purchase Credit with respect to the X Series) and issue an Annuity within two (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amounts. You will not be credited with interest during that period.
As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that customer funds will be deposited in a segregated bank account and held by the insurer until such time that the insurer is notified of the firm’s principal approval and is provided with the application, or is notified of the firm principal’s rejection. In addition, the insurer must promptly return the customer’s funds at the customer’s request prior to the firm’s principal approval or upon the firm’s rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. Neither will the amounts be reduced nor increased due to Sub-account fluctuations during that period. The monies in such suspense account may be subject to our general creditors.
Additional Purchase Payments: We will apply any additional purchase payments (and any associated Purchase Credit with respect to the X Series) on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions in Good Order. We may limit, restrict, suspend or reject any additional purchase payments at any time, on a non-discriminatory basis. Please see “Living Benefits” earlier in this prospectus for further information on additional purchase payments.
Scheduled Transactions: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Automatic Rebalancing, Systematic Withdrawals, Systematic Investments, required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.
In addition, if: you are taking your Annual Income Amount through our systematic withdrawal program; and the scheduled day is not a Valuation Day; and the next Valuation Day will occur in a new contract year, the transaction will be processed and valued on the prior Valuation Day.
Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Charge free withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner’s signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the financial professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in good order, and will process the transaction in accordance with the discussion in “When Do You Process And Value Transactions?”
Medically-Related Surrenders & Death Benefits: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.
We are generally required by law to pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in good order.
Termination of Optional Benefits: Except for the Guaranteed Minimum Income Benefit, the Combination 5% Roll-up and Highest Anniversary Value Death Benefit and the Highest Daily Value Death Benefit, which generally cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).
Transactions in ProFunds VP Sub-accounts: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any purchase order or transfer request involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern Time) to be processed on the current Valuation Day. The “cut-off” time for such financial transactions involving a ProFunds VP Sub-account will be extended to  1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern Time) for transactions submitted electronically through Prudential Annuities’ website (www. prudential.com). You cannot request a transaction (other than a redemption order) involving the transfer of units in one of the ProFunds VP Sub-accounts between the applicable “cut-off” time and 4:00 p.m. Eastern Time. Owners attempting to process a purchase order or transfer request between the applicable “cut-off” time and 4:00 p.m. Eastern Time, are informed that their transactions cannot be processed as requested. We will not process the trade until we receive further instructions from you. However, Owners receiving the “cut-off” message may process a purchase order or transfer request up until 4:00 p.m. Eastern Time on that same day with respect to any other available investment option under their Annuity, other than ProFunds. Transactions received after 4:00 p.m. Eastern Time will be treated as received by us on the next Valuation Day.

TAX CONSIDERATIONS
The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. Generally, the cost basis in an Annuity is the amount you pay into your Annuity, or into an annuity exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.
On advisory products, you may establish an advisory fee deduction program for a qualified or non-qualified Annuity with no living benefit such that charges for investment advisory fees are not taxable to the Annuity Owner. Please note that there are additional requirements that must be satisfied in order for investment advisory fee charges paid from a non-qualified Annuity to be treated as not taxable. Advisory fee deduction programs are not permitted if the Annuity is commission based or has a living benefit. Charges for investment advisory fees that are taken from a qualified or non-qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.
The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.
NONQUALIFIED ANNUITIES
In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.
Taxes Payable by You
We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. We treat advisory fee payments as an expense of the Annuity and not a taxable distribution if your non-qualified Annuity satisfies the requirements of a Private Letter Ruling issued to us by the Internal Revenue Services (“IRS”). In accordance with the PLR, advisory fee payments from your non-qualified Annuity are treated as an expense as long as your advisor attests to Prudential that the PLR requirements have been met, including that the advisory fees will not exceed 1.5% of the Annuity’s cash value and the Annuity only pays the advisor for fees related to investment advice and no other services. The PLR does not generally allow such favorable tax treatment of advisory fee payments where a commission is also paid on the Annuity.
It is possible that the IRS could assert that some or all of the charges for the optional living or death benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable income to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to an additional tax. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.
Taxes on Withdrawals and Surrender Before Annuity Payments Begin
If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as a return of cost basis, until all gain has been withdrawn. At any time there is no gain in your Annuity, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.
If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.

Taxes on Annuity Payments
If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.
If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.
Maximum Annuity Date
You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments, surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Please refer to your Annuity contract for the maximum Annuity Date.
Partial Annuitization
We do not currently permit partial annuitization.
Medicare Tax on Net Investment Income
The Code includes a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all others, and approximately $12,750 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.
10% Additional Tax for Early Withdrawal from a Nonqualified Annuity
You may owe a 10% additional tax on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59½. Amounts are not subject to this additional tax if:
•the amount is paid on or after you reach age 59½;
•the amount is paid on or after your death (or the death of the Annuitant when the owner is not an individual);
•the amount received is attributable to your becoming disabled (as defined in the Code);
•generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59½ or five years and modification of payments during that time period will result in retroactive application of the 10% additional tax); or
•the amount received is paid under an immediate Annuity (within the meaning of the Code) and the annuity start date is no more than one year from the date of purchase (the first monthly annuity payment being required to be paid within 13 months).
Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Special Rules in Relation to Tax-free Exchanges Under Section 1035
Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% additional tax on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for partial exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed (other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction, as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of the transaction in such cases. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.
If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a return of cost basis first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.

After you elect an Annuity Payout Option, we do not allow you to exchange your Annuity.
Taxes Payable by Beneficiaries for a Nonqualified Annuity
If an Owner dies before the Annuity Date, the Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:
•As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.
•Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted to be paid to Beneficiaries under our Annuity contracts.
•Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.
After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining investment in the contract is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.
Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.
Reporting and Withholding on Distributions
Amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity payment, we apply default withholding under the applicable tax rules unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the United States or do not provide a U.S. taxpayer identification number, we are required to withhold income tax.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.
Regardless of the amount withheld by us, you are liable for payment of income taxes (including any estimated taxes that may be due) on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
Entity Owners
Where an Annuity is held by a non-natural person (e.g., a corporation, partnership), other than as an agent or nominee for a natural person (or in other limited circumstances), increases in the value of the Annuity over its cost basis will be subject to tax annually.
Where an Annuity is issued to a Charitable Remainder Trust (CRT), increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living and death benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living or death benefits violates their fiduciary duty to the remainder beneficiary.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity is generally not considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person, provided that all grantors of the trust are natural persons. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of the first grantor’s death (or the Annuitant’s death in certain instances) under Section 72(s) of the Code. See the “Death Benefits” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.

Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Annuity Qualification
Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the investment assets in the Sub-accounts Nonqualified Annuity must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.
An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.
Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules generally apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitant to die.
Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.
QUALIFIED ANNUITIES
In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.
The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your financial professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.
A Qualified Annuity may typically be purchased for use in connection with:
•Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;
•Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;
•A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
•H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);
•Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);
•Section 457 plans (subject to 457 of the Code).
A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

Types of Tax-favored Plans
IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.
Contribution Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. Go to www.irs.gov for the contribution limits for each year. The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule There is no age limitation with regard to contributions to a traditional IRA as long as the earned income requirements are met.
In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.
Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
•You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);
•Your rights as Owner are non-forfeitable;
•You cannot sell, assign or pledge the Annuity;
•The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts or amounts transferred by trustee-to-trustee transfer);
•The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70½ (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain 70 ½ after such date); and
•Death and annuity payments must meet Required Minimum Distribution rules described below.
Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general income tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
•A 10% early withdrawal additional tax described below;
•Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or
•Failure to take a Required Minimum Distribution, also described below.
SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
•If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) the annual employer contribution limit as indexed for inflation, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. Go to www.irs.gov for the current year contribution limit and compensation limit.
•SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
•SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals from employee income. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year are permitted to contribute an additional catch up contribution amount. These amounts are indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch up contribution limit. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.
ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
•Contributions to a Roth IRA cannot be deducted from your gross income;
•“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
•If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA during your lifetime, and distributions are not required during the owner’s lifetime.
Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish (a "conversion"). The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution additional tax).
The Code also permits the recharacterization of current year contribution amounts from a traditional IRA, SEP, or SIMPLE IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Such recharacterization must be completed by the applicable tax return due date (with extensions).
Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.
TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement subject to specific limits. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional amount. This amount is indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch up contribution limit. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a governmental 457(b) plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:
•Your attainment of age 59½;
•Your severance of employment;
•Your death;
•Your total and permanent disability; or
•Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70½ (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date), or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.

Late Rollover Self-Certification
You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Minimum Distributions and Payment Options
If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70½ (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date) and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.
You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own. If a trustee to trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.
Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.
Charitable IRA Distributions.
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2) the total amount of reductions for all tax years preceding the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. The information provided below applies to Owners who die after 2019. For Owner deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.
•If you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.
This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death (i.e., a new 10-year distribution period begins).
Instead of taking distributions under the 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence by December 31st of the year after your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than

10 years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of 18 and any remaining interest must be distributed with 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).
If you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the post-death distribution requirements.
The new post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”)) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the law can apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 year of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
•Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.
The post-death distribution requirements are complex and unclear in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.
10 % Additional Tax for Early Withdrawals from a Qualified Annuity You may owe a 10% additional tax on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59½. Amounts are not subject to this additional tax if:
•the amount is paid on or after you reach age 59½ or die;
•the amount received is attributable to your becoming disabled; or
•generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59½ or five years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% additional tax.)
Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Withholding
For 403(b) Tax Deferred annuities, we will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, governmental 457(b) plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a governmental 457(b) plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
•For any annuity payments not subject to mandatory withholding, you will have taxes withheld under the applicable default withholding rules; and
•For all other distributions, we will withhold at a 10% rate.
If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the U.S., we are required to withhold income tax. There may be additional state income tax withholding requirements.
CARES Act impacts. In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans. While most provisions applied only to 2020, certain items impact future years as well.
Waiver of Required Minimum Distributions (RMDs) for 2020. The requirement to take minimum distributions from defined contribution plans and IRAs was waived for 2020. For deaths occurring before 2020, if the post-death 5-year rule applies, the 5-year period is determined without regard to calendar year 2020 and thus, the 5 year rule is extended by one year. The 1-year election rule for life expectancy payments by an eligible beneficiary is also extended by 1 year so that for a 2019 death, the election for a lifetime payout can be made by December 31, 2021.
Withdrawals from Employer Plans and IRAs, including Roth IRAs. Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs. The relief applies to such distributions made at any time on or after January 1, 2020 and before December 31, 2020 and permits recontribution of such distribution to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions.
The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.
Plan Loans. Relief is provided with respect to plan loans taken by any “qualified individual” (as defined by federal tax law) who is affected by the coronavirus in that the due date for any repayment on a loan that otherwise is due between March 27, 2020 (the date of enactment) and December 31, 2020, would be delayed for one year. This also would extend the maximum loan period (normally five years).
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans – Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
Revenue Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal tax reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract. Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

GENERAL INFORMATION
HOW WILL I RECEIVE STATEMENTS AND REPORTS?
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Website at www.prudential.com or any other electronic means. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional purchase payments, transfers, exchanges or withdrawals. We may also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, such as the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) payments and required minimum distributions), bank drafting, dollar cost averaging, and static re-balancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report.
Any errors or corrections on transactions for your Annuity must be reported to us at our Office as soon as possible to assure proper accounting to your Annuity. For transactions that are confirmed immediately, we assume all transactions are accurate unless you notify us otherwise within 30 days from the date you receive the confirmation. For transactions that are first confirmed on the quarterly statement, we assume all transactions are accurate unless you notify us within 30 days from the date you receive the quarterly statement. All transactions confirmed immediately or by quarterly statement are deemed conclusive after the applicable 30-day period. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios as of December 31 and June 30, respectively to Owners or, with your prior consent, make such documents available electronically through our Website or other electronic means.

Beginning on January 1, 2021, paper copies of the annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on our website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
WHAT IS PRUCO LIFE?
Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value, for Highest Daily Lifetime 6 Plus) exceeds your current Account Value, you would rely solely on the ability of Pruco Life to make payments under the benefit out of its own assets. As Pruco Life’s ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life.
Pruco Life incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company, One Corporate Drive, Shelton, CT 06484 or by calling 888-778-2888. Pruco Life files periodic reports as required under the Exchange Act. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see www.sec.gov). Our internet address is www.prudential.com.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life delivers this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.
Service Providers
Pruco Life conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Pruco Life may change over time. As of December 31, 2020, non-affiliated entities that could be deemed service providers to Pruco Life and/or an affiliated insurer within the Pruco Life business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
Broadridge Investor Communication	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
Guidehouse	Claim related services	150 North Riverside Plaza, Suite 2100, Chicago, IL 60606
National Financial Services	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109
Open Text, Inc	Fax Services	100 Tri-State International Parkway, Lincolnshire, IL 60069
PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Universal Wilde	Composition, printing, and mailing of contracts and benefit documents	26 Dartmouth Street, Westwood, MA 02090
Venio Systems LLC	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030

WHAT IS THE SEPARATE ACCOUNT?
The Separate Account. We have established a Separate Account, the Pruco Life Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the Annuities. The Separate Account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life and legally belong to us. Pruco Life segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account are, in accordance with the Annuities, credited to or charged against the Separate Account without regard to other income, gains, or losses of Pruco Life. The obligations under the Annuity are those of Pruco Life, which is the issuer of the Annuity and the depositor of the Separate Account. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.
In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:
•offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;
•close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;
•combine the Separate Account with other separate accounts;
•deregister the Separate Account under the Investment Company Act of 1940;
•manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;
•make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission’s interpretation thereof;
•establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;
•make any changes required by federal or state laws with respect to annuity contracts; and
•to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account.
We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. We reserve the right to substitute underlying portfolios, as allowed by applicable law. If investment in the Portfolios or a particular Portfolio is no longer possible, in our discretion becomes inappropriate for purposes the Annuity, or for any other rationale in our sole judgment, we may substitute another portfolio or investment portfolios without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any required approval of the SEC and any applicable state insurance departments. In addition, we may close Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.
If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available money market fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a money market fund for any continued and future investments.

The General Account. Our general obligations and any guaranteed benefits under the Annuity are supported by our general account and are subject to our claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The general account is subject to regulation and supervision by the Arizona Department of Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.
Cyber Security Risks. We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.
LEGAL STRUCTURE OF THE UNDERLYING PORTFOLIOS
Each underlying Portfolio is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.
Voting Rights
We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.
We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.
Material Conflicts
In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:
(1)changes in state insurance law;
(2)changes in federal income tax law;
(3)changes in the investment management of any Variable Investment Option; or
(4)differences between voting instructions given by variable life insurance and variable annuity Contract Owners.
Fees and Payments Received by Pruco Life
As detailed below, Pruco Life and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Pruco Life and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see “Variable Investment Options” under “Investment Options” earlier in this prospectus.
We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.
We also receive administrative services payments from the Portfolios or the advisers of the underlying Portfolios or their affiliates, which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are generally equal to an annual rate of 0.55% of the average assets allocated to the Portfolio under the Annuity (in certain cases, however, this amount may be equal to annual rate of 0.60% of the average assets allocated to the Portfolio). We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.
In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. For the annual period ended December 31, 2020, with regard to the total annual amounts that were paid (or as to which a payment amount was accrued) under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from $1,500.00 to $246,998.00 These amounts relate to all individual variable annuity contracts issued by Pruco Life or its affiliates, not only the Annuity covered by this prospectus.
In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE?
Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker/dealers who are registered under the Exchange Act (collectively, “Firms”). The affiliated broker-dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life.
In connection with the sale and servicing of the Annuity, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concessions, fees, service fees, commissions, asset based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.
Under the selling agreements, cash compensation in the form of commissions is paid to Firms on sales of the Annuity according to one or more schedules. The selling registered representative will receive all or a portion of the cash compensation, depending on the practice of his or her Firm. Commissions are generally based on a percentage of purchase payments made, up to a maximum of 5.50% for the L Series, 6.0% for the X Series and 7.0% for the B Series. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Unadjusted Account Value. We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Pruco Life products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Pruco Life annuity products sold through the Firm.
In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuity on a preferred or recommended company or product list and/or access to the Firm's registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.
Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
The lists below include the names of the Firms and Entities that we are aware (as of December 31, 2020) received compensation with respect to our annuity business generally during 2020 (or as to which a payment amount was accrued during 2020). The Firms and Entities listed include those receiving non-cash and/or cash compensation (as indicated below) in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. Each of these Annuities also is distributed by other selling Firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation (“PALAC”). Such other selling Firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling Firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2020 retrospective depiction. During 2020, non-cash compensation received by Firms and Entities ranged from $37.46 to $3,298,342.95. During 2020, cash compensation received by Firms ranged from $4.40 to $12,514,361.56.
All of the Firms and Entities listed below received non-cash compensation during 2020. In addition, Firms in bold also received cash compensation during 2020.

1st Global Capital Corp.	CFD Investments, Inc.	MML Investors Services, Inc.
3 Mark Financial Texas, Inc.	Chesapeake Brokerage, LLC.	Money Concepts Capital Corp.
Aaron Advantage Agency	Citigroup Global Markets Inc.	Morgan Stanley Smith Barney
Advantage Insurance Network, Inc.	Citizens Securities, Inc.	National Securities Corp.
Advisor Group	COMERICA SECURITIES, INC.	New York Life Insurance Company
Advisors Excel, LLC	Commonwealth Financial Network	Newbridge Securities Corp.
Aegon Transamerica	Concord Financial Advisors	Next Financial Group, Inc.
AimcoR Group	Crown Capital Securities, L.P.	OneAmerica Securities, Inc.
AIP Marketing Alliance, Inc.	Crump	OPPENHEIMER & CO, INC.
ALHA	CUNA Brokerage Svcs, Inc.	Packerland Brokerage Svcs,Inc
Allegis Insurance Agency, Inc.	CUSO Financial Services, L.P.	Park Avenue Securities, LLC
Allianz	David Lerner and Associates	Parkland Securities
Allstate Financial Srvcs, LLC	Edward Jones & Co.	Pinnancle Investments, LLC
American Financial Associates	Equity Services, Inc.	PNC Investments, LLC
American Independent Securities Group, LLC	Fidelity Investments	ProEquities
AMERICAN PORTFOLIO FIN SVCS INC	First Citizens Bank	Prospera Financial Services, Inc.
Ameriprise Financial, Inc.	Fortune Financial Services, Inc.	Prudential Annuities
Ameritas Investment Corp.	Founders Financial Securities, LLC	Purshe Kaplan Sterling Investments
APW Capital, Inc.	FSC Securities Corp.	Raymond James Financial Svcs
Aquafil S.P.A.	FTB Advisors, Inc.	RBC CAPITAL MARKETS CORPORATION
Arete Wealth Management	GamePlan Financial Marketing, LLC.	RNR Securities, L.L.C.
Arkadios Capital	Garden State Securities, Inc.	Robert W. Baird & Co., Inc.
Arthur J. Gallagher	Geneos Wealth Management, Inc.	Royal Alliance Associates
Ash Brokerage Corporation	Goldman Sachs & Co.	SA Stone Wealth Management
Atlas Financial Partners, LLC	Gradient Securities, LLC	SAGEPOINT FINANCIAL, INC.
Ausdal Financial Partners, Inc.	GWN Securities, Inc.	Scott & Stringfellow
AXA Advisors, LLC	H. Beck, Inc.	Securian Financial Svcs, Inc.
Ballew Investments	H.D. Vest Investment	Securities America, Inc.
BankersLife Securities	Hantz Financial Services, Inc.	Securities Service Network
BB&T Investment Services, Inc.	Harbour Investment, Inc.	Sigma Financial Corporation
BBVA Compass Investment Solutions, Inc.	HSBC	Stifel Nicolaus & Co.
BCG Securities, Inc.	Independent Financial Grp, LLC	SunTrust Investment Services, Inc.
Becker Suffern McLanahan, Ltd.	Infinex Financial Group	T. Rowe Price Group, Inc.
Belman Klein Associates, LTD	Investacorp	TFS Securities, Inc.
Benson Blackburn	J.J.B. Hilliard Lyons, Inc.	The Investment Center
Berson-Sokol Agency, Inc.	J.P. Morgan	The Prudential Insurance Company of America
Berthel Fisher & Company	J.W. Cole Financial, Inc.	TransAmerica Financial Advisors, Inc.
BlackRock Financial Management Inc.	Janney Montgomery Scott, LLC.	Triad Advisors, Inc.
Borden Hamman Agency, Inc.	Kestra Financial, Inc.	UBS Financial Services, Inc.

Cadaret, Grant & Co., Inc.	KMS Financial Services, Inc.	United Planners Fin. Serv.
Calton & Associates, Inc	Kovack Securities, Inc.	US Bank
Cambridge Investment Research, Inc.	Lincoln Financial Advisors	VOYA Financial Advisors
Cantella & Co., Inc.	Lincoln Financial Securities Corporation	WADDELL & REED INC.
CAPE SECURITIES, INC.	Lincoln Investment Planning	Wells Fargo Advisors LLC
Capital Analysts	Lion Street	WELLS FARGO ADVISORS LLC - WEALTH
Capital Financial Services	LPL Financial Corporation	Wells Fargo Investments LLC
Capital Investment Group, Inc.	M Holdings Securities, Inc	Woodbury Financial Services
Capitas Financial LLC	M&T Securities
Centaurus Financial, Inc.	Mercer Allied Company L.P.
Cetera Advisor Network LLC	Merrill Lynch
The Firms listed below received cash compensation during 2020 but did not receive any non-cash compensation.

ASSOCIATED SECURITIES CORP
BFT Financial Group, LLC
WATERSTONE FINANCIAL GROUP INC
Mutual Service Corporation
You should note that Firms and individual registered representatives and branch managers with some Firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you or to the Separate Account. Cash and non-cash compensation varies by annuity product, and such differing compensation could be a factor in which annuity a financial professional recommends to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.
FINANCIAL STATEMENTS
The financial statements of the Separate Account and Pruco Life are included in the Statement of Additional Information.
HOW TO CONTACT US
Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
Prudential’s Customer Service Team
Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.
Internet
Access information about your Annuity through our website: www.prudential.com
Correspondence Sent by Regular Mail
Prudential Annuities Service Center
P.O. Box 7960
Philadelphia, PA 19176
Correspondence Sent by Overnight*, Certified or Registered Mail
Prudential Annuities Service Center
2101 Welsh Road
Dresher, PA 19025
*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g., Federal Express, United Parcel Service) will be delivered to the address listed below.
Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this prospectus refers to the day when we receive a Purchase Payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

You can obtain account information by calling our automated response system and at www.prudential.com, our Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudential.com, our Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.
Pruco Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.
INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
LEGAL PROCEEDINGS
Litigation and Regulatory Matters
Pruco Life is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Pruco Life, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Pruco Life’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Pruco Life’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Pruco Life's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of PAD to perform its contract with the Separate Account; or Pruco Life's ability to meet its obligations under the Contracts.
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:
•Company
•Experts
•Principal Underwriter
•Payments Made to Promote Sale of Our Products
•Cyber Security Risks
•Determination of Accumulation Unit Values
•Financial Statements

APPENDIX A – ACCUMULATION UNIT VALUES
As we have indicated throughout this prospectus, each Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique Unit Value corresponding to each combination of such contract features. Here we depict the historical Unit Values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges. This Appendix includes outstanding units for each such sub-account, which may include other variable annuities offered, as of the dates shown. The remaining Unit Values appear in the Statement of Additional Information, which you may obtain free of charge, by calling (888) PRU-2888 or by writing to us at the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176. As discussed in the prospectus, if you select certain optional benefits (e.g., Lifetime Five), we limit the investment options to which you may allocate your Account Value. In certain of these accumulation unit value tables, we set forth accumulation Unit Values that assume election of one or more of such optional benefits and allocation of Account Value to portfolios that currently are not permitted as part of such optional benefits. Such Unit Values are set forth for general reference purposes only, and are not intended to indicate that such portfolios may be acquired along with those optional benefits. This information reflects Sub-Account names as of December 31, 2020. Please refer to the Investment Options section of the prospectus for information on name changes.

PREMIER B SERIES
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.15%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.48061	10.08606	11,876,501
01/01/2012 to 12/31/2012	10.08606	11.22438	13,200,943
01/01/2013 to 12/31/2013	11.22438	12.20353	12,131,090
01/01/2014 to 12/31/2014	12.20353	12.52550	10,870,316
01/01/2015 to 12/31/2015	12.52550	11.98437	9,176,391
01/01/2016 to 12/31/2016	11.98437	12.59906	8,206,117
01/01/2017 to 12/31/2017	12.59906	14.02369	7,912,479
01/01/2018 to 12/31/2018	14.02369	12.73548	6,068,594
01/01/2019 to 12/31/2019	12.73548	14.61213	6,209,893
01/01/2020 to 12/31/2020	14.61213	15.05545	5,721,928
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	11.09301	10.97930	5,828,750
01/01/2012 to 12/31/2012	10.97930	12.33589	7,030,341
01/01/2013 to 12/31/2013	12.33589	14.21479	7,052,677
01/01/2014 to 12/31/2014	14.21479	14.91153	6,791,171
01/01/2015 to 12/31/2015	14.91153	14.86039	6,371,928
01/01/2016 to 12/31/2016	14.86039	15.73569	5,958,403
01/01/2017 to 12/31/2017	15.73569	18.19051	5,500,048
01/01/2018 to 12/31/2018	18.19051	16.92410	4,842,020
01/01/2019 to 12/31/2019	16.92410	20.38907	4,525,723
01/01/2020 to 12/31/2020	20.38907	22.30998	4,089,623
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	9.95049	9.65877	5,615,954
01/01/2012 to 12/31/2012	9.65877	10.53074	5,963,767
01/01/2013 to 12/31/2013	10.53074	11.70595	5,639,834
01/01/2014 to 12/31/2014	11.70595	12.16758	5,255,816
01/01/2015 to 12/31/2015	12.16758	12.00934	5,065,457
01/01/2016 to 12/31/2016	12.00934	12.44469	4,457,668
01/01/2017 to 12/31/2017	12.44469	14.30072	4,303,590
01/01/2018 to 12/31/2018	14.30072	13.02000	3,612,952
01/01/2019 to 12/31/2019	13.02000	15.19499	3,455,197
01/01/2020 to 12/31/2020	15.19499	17.14001	3,137,375
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.84380	10.59031	18,148,138
01/01/2012 to 12/31/2012	10.59031	11.77599	20,101,763
01/01/2013 to 12/31/2013	11.77599	13.69660	19,369,387
01/01/2014 to 12/31/2014	13.69660	14.42399	18,051,425
01/01/2015 to 12/31/2015	14.42399	14.32787	16,864,632
01/01/2016 to 12/31/2016	14.32787	15.05736	15,514,377
01/01/2017 to 12/31/2017	15.05736	17.10544	14,068,505
01/01/2018 to 12/31/2018	17.10544	16.07559	12,107,734
01/01/2019 to 12/31/2019	16.07559	18.97878	11,099,681
01/01/2020 to 12/31/2020	18.97878	20.97112	9,965,024

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99906	9.19895	229,977
01/01/2012 to 12/31/2012	9.19895	10.17608	260,282
01/01/2013 to 12/31/2013	10.17608	11.15228	354,028
01/01/2014 to 12/31/2014	11.15228	11.56514	355,983
01/01/2015 to 12/31/2015	11.56514	11.09060	357,822
01/01/2016 to 12/31/2016	11.09060	11.72797	353,751
01/01/2017 to 12/31/2017	11.72797	13.05722	317,319
01/01/2018 to 12/31/2018	13.05722	12.22655	297,078
01/01/2019 to 12/31/2019	12.22655	14.21745	309,845
01/01/2020 to 12/31/2020	14.21745	14.72162	267,984
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	12.05817	12.18917	476,597
01/01/2012 to 12/31/2012	12.18917	12.61643	478,931
01/01/2013 to 12/31/2013	12.61643	12.20183	421,460
01/01/2014 to 12/31/2014	12.20183	12.05162	360,736
01/01/2015 to 12/31/2015	12.05162	11.97203	326,309
01/01/2016 to 12/31/2016	11.97203	12.02965	336,597
01/01/2017 to 12/31/2017	12.02965	12.09585	362,817
01/01/2018 to 12/31/2018	12.09585	12.04628	287,060
01/01/2019 to 12/31/2019	12.04628	12.45967	308,263
01/01/2020 to 12/31/2020	12.45967	12.63377	302,674
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	13.12390	13.38718	3,295,844
01/01/2012 to 12/31/2012	13.38718	14.46865	3,907,272
01/01/2013 to 12/31/2013	14.46865	14.04141	3,774,634
01/01/2014 to 12/31/2014	14.04141	14.46916	3,280,811
01/01/2015 to 12/31/2015	14.46916	14.00299	2,870,336
01/01/2016 to 12/31/2016	14.00299	14.42933	2,727,859
01/01/2017 to 12/31/2017	14.42933	14.88787	2,742,837
01/01/2018 to 12/31/2018	14.88787	14.62043	2,220,052
01/01/2019 to 12/31/2019	14.62043	15.78762	2,202,656
01/01/2020 to 12/31/2020	15.78762	16.75765	2,214,161
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.31320	9.94870	14,841,211
01/01/2012 to 12/31/2012	9.94870	11.18527	18,316,413
01/01/2013 to 12/31/2013	11.18527	13.56603	19,479,645
01/01/2014 to 12/31/2014	13.56603	14.34996	19,069,353
01/01/2015 to 12/31/2015	14.34996	14.26247	17,975,482
01/01/2016 to 12/31/2016	14.26247	15.06455	16,679,442
01/01/2017 to 12/31/2017	15.06455	17.55810	15,451,875
01/01/2018 to 12/31/2018	17.55810	16.27818	14,133,933
01/01/2019 to 12/31/2019	16.27818	19.67345	13,027,306
01/01/2020 to 12/31/2020	19.67345	22.05984	11,798,913
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99906	11.71508	93,820
01/01/2014 to 12/31/2014	11.71508	13.15813	106,836
01/01/2015 to 12/31/2015	13.15813	12.54389	131,120
01/01/2016 to 12/31/2016	12.54389	14.24860	181,586
01/01/2017 to 12/31/2017	14.24860	16.67949	154,124
01/01/2018 to 12/31/2018	16.67949	15.70309	123,829
01/01/2019 to 12/31/2019	15.70309	20.34192	160,539
01/01/2020 to 12/31/2020	20.34192	21.06126	146,311

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	9.72626	9.13123	80,489
01/01/2012 to 12/31/2012	9.13123	11.44714	105,948
01/01/2013 to 12/31/2013	11.44714	11.80901	137,876
01/01/2014 to 12/31/2014	11.80901	13.30021	116,863
01/01/2015 to 12/31/2015	13.30021	13.13728	109,630
01/01/2016 to 12/31/2016	13.13728	13.10442	123,513
01/01/2017 to 12/31/2017	13.10442	14.36611	99,263
01/01/2018 to 12/31/2018	14.36611	13.53308	78,230
01/01/2019 to 12/31/2019	13.53308	16.74083	71,647
01/01/2020 to 12/31/2020	16.74083	16.06297	58,603
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	10.25594	10.80760	266,872
01/01/2012 to 12/31/2012	10.80760	12.32439	366,128
01/01/2013 to 12/31/2013	12.32439	12.56600	305,292
01/01/2014 to 12/31/2014	12.56600	16.26354	269,227
01/01/2015 to 12/31/2015	16.26354	16.85750	254,355
01/01/2016 to 12/31/2016	16.85750	17.46866	268,673
01/01/2017 to 12/31/2017	17.46866	18.34904	253,866
01/01/2018 to 12/31/2018	18.34904	17.27683	217,780
01/01/2019 to 12/31/2019	17.27683	22.41236	195,419
01/01/2020 to 12/31/2020	22.41236	21.52907	196,564
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	11.11807	8.76360	464,059
01/01/2012 to 12/31/2012	8.76360	10.21725	597,932
01/01/2013 to 12/31/2013	10.21725	10.12363	679,837
01/01/2014 to 12/31/2014	10.12363	9.53983	620,841
01/01/2015 to 12/31/2015	9.53983	7.85386	554,194
01/01/2016 to 12/31/2016	7.85386	8.72449	518,090
01/01/2017 to 12/31/2017	8.72449	10.90077	571,299
01/01/2018 to 12/31/2018	10.90077	9.26249	530,428
01/01/2019 to 12/31/2019	9.26249	10.37958	602,728
01/01/2020 to 12/31/2020	10.37958	10.67829	673,081
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	10.16518	9.89853	5,556,047
01/01/2012 to 12/31/2012	9.89853	10.82664	6,116,694
01/01/2013 to 12/31/2013	10.82664	12.28353	5,949,628
01/01/2014 to 12/31/2014	12.28353	12.52664	5,560,210
01/01/2015 to 12/31/2015	12.52664	12.50681	5,186,056
01/01/2016 to 12/31/2016	12.50681	12.89076	4,820,341
01/01/2017 to 12/31/2017	12.89076	14.84379	4,337,405
01/01/2018 to 12/31/2018	14.84379	13.53764	3,624,948
01/01/2019 to 12/31/2019	13.53764	16.06054	3,571,070
01/01/2020 to 12/31/2020	16.06054	17.26870	3,212,526
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99969	10.07470	258,700

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.28514	10.11679	4,903,736
01/01/2012 to 12/31/2012	10.11679	11.01481	5,162,852
01/01/2013 to 12/31/2013	11.01481	11.95901	4,755,895
01/01/2014 to 12/31/2014	11.95901	12.30083	4,277,350
01/01/2015 to 12/31/2015	12.30083	12.05036	3,888,674
01/01/2016 to 12/31/2016	12.05036	12.53979	3,463,471
01/01/2017 to 12/31/2017	12.53979	13.92032	3,266,050
01/01/2018 to 12/31/2018	13.92032	12.79002	2,607,477
01/01/2019 to 12/31/2019	12.79002	14.67053	2,693,645
01/01/2020 to 12/31/2020	14.67053	15.80415	2,455,045
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	12.03526	12.05336	238,394
01/01/2012 to 12/31/2012	12.05336	13.78582	299,695
01/01/2013 to 12/31/2013	13.78582	18.91884	340,947
01/01/2014 to 12/31/2014	18.91884	20.05009	285,012
01/01/2015 to 12/31/2015	20.05009	18.73305	273,397
01/01/2016 to 12/31/2016	18.73305	23.02312	250,980
01/01/2017 to 12/31/2017	23.02312	25.53618	272,638
01/01/2018 to 12/31/2018	25.53618	21.69385	237,767
01/01/2019 to 12/31/2019	21.69385	26.30208	233,687
01/01/2020 to 12/31/2020	26.30208	26.63666	221,562
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	10.55197	10.43487	1,325,316
01/01/2012 to 12/31/2012	10.43487	10.31714	1,045,483
01/01/2013 to 12/31/2013	10.31714	10.20011	745,162
01/01/2014 to 12/31/2014	10.20011	10.08368	833,314
01/01/2015 to 12/31/2015	10.08368	9.96934	1,052,771
01/01/2016 to 12/31/2016	9.96934	9.85622	890,939
01/01/2017 to 12/31/2017	9.85622	9.77756	916,916
01/01/2018 to 12/31/2018	9.77756	9.79149	1,019,828
01/01/2019 to 12/31/2019	9.79149	9.84390	1,055,711
01/01/2020 to 12/31/2020	9.84390	9.75340	1,284,882
AST High Yield Portfolio
01/01/2011 to 12/31/2011	11.89197	12.12984	257,625
01/01/2012 to 12/31/2012	12.12984	13.65558	333,465
01/01/2013 to 12/31/2013	13.65558	14.46966	315,860
01/01/2014 to 12/31/2014	14.46966	14.67105	285,060
01/01/2015 to 12/31/2015	14.67105	13.98741	231,444
01/01/2016 to 12/31/2016	13.98741	15.95772	213,708
01/01/2017 to 12/31/2017	15.95772	16.95539	217,270
01/01/2018 to 12/31/2018	16.95539	16.42859	175,220
01/01/2019 to 12/31/2019	16.42859	18.72667	179,250
01/01/2020 to 12/31/2020	18.72667	19.00166	176,717
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	8.09953	7.67252	261,012
01/01/2012 to 12/31/2012	7.67252	8.86610	282,125
01/01/2013 to 12/31/2013	8.86610	12.25925	300,734
01/01/2014 to 12/31/2014	12.25925	13.78597	346,785
01/01/2015 to 12/31/2015	13.78597	12.56127	330,603
01/01/2016 to 12/31/2016	12.56127	14.88840	325,696
01/01/2017 to 12/31/2017	14.88840	17.54450	336,082
01/01/2018 to 12/31/2018	17.54450	14.88943	302,179
01/01/2019 to 12/31/2019	14.88943	19.06594	260,950
01/01/2020 to 12/31/2020	19.06594	18.90027	286,017

A-5

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Growth Portfolio
01/01/2011 to 12/31/2011	9.33168	8.03342	225,361
01/01/2012 to 12/31/2012	8.03342	9.55950	266,566
01/01/2013 to 12/31/2013	9.55950	11.25178	278,688
01/01/2014 to 12/31/2014	11.25178	10.50929	273,080
01/01/2015 to 12/31/2015	10.50929	10.71692	306,326
01/01/2016 to 12/31/2016	10.71692	10.19492	272,501
01/01/2017 to 12/31/2017	10.19492	13.65004	275,163
01/01/2018 to 12/31/2018	13.65004	11.69522	226,727
01/01/2019 to 12/31/2019	11.69522	15.27491	228,155
01/01/2020 to 12/31/2020	15.27491	19.83102	166,313
AST International Value Portfolio
01/01/2011 to 12/31/2011	9.96358	8.61423	255,467
01/01/2012 to 12/31/2012	8.61423	9.93649	294,067
01/01/2013 to 12/31/2013	9.93649	11.73584	296,664
01/01/2014 to 12/31/2014	11.73584	10.82462	328,592
01/01/2015 to 12/31/2015	10.82462	10.78900	336,342
01/01/2016 to 12/31/2016	10.78900	10.72857	318,184
01/01/2017 to 12/31/2017	10.72857	13.02652	330,597
01/01/2018 to 12/31/2018	13.02652	10.79967	274,230
01/01/2019 to 12/31/2019	10.79967	12.81469	295,437
01/01/2020 to 12/31/2020	12.81469	12.59234	239,682
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	10.09570	9.92415	2,925,344
01/01/2012 to 12/31/2012	9.92415	11.14402	3,523,472
01/01/2013 to 12/31/2013	11.14402	12.81121	3,747,515
01/01/2014 to 12/31/2014	12.81121	13.47161	3,506,580
01/01/2015 to 12/31/2015	13.47161	13.17891	3,391,641
01/01/2016 to 12/31/2016	13.17891	13.70907	3,170,048
01/01/2017 to 12/31/2017	13.70907	15.85158	3,138,303
01/01/2018 to 12/31/2018	15.85158	14.51521	2,752,516
01/01/2019 to 12/31/2019	14.51521	17.13843	2,517,921
01/01/2020 to 12/31/2020	17.13843	19.17334	2,298,467
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	9.47774	8.51271	562,672
01/01/2012 to 12/31/2012	8.51271	10.25979	685,642
01/01/2013 to 12/31/2013	10.25979	11.70119	624,652
01/01/2014 to 12/31/2014	11.70119	10.83178	660,919
01/01/2015 to 12/31/2015	10.83178	10.40936	661,862
01/01/2016 to 12/31/2016	10.40936	10.49008	671,864
01/01/2017 to 12/31/2017	10.49008	13.44426	655,050
01/01/2018 to 12/31/2018	13.44426	10.96888	606,842
01/01/2019 to 12/31/2019	10.96888	13.79628	573,057
01/01/2020 to 12/31/2020	13.79628	15.42341	545,199
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	11.11144	11.01089	3,536,665
01/01/2012 to 12/31/2012	11.01089	12.05253	4,036,973
01/01/2013 to 12/31/2013	12.05253	13.23001	3,780,614
01/01/2014 to 12/31/2014	13.23001	13.79232	3,539,578
01/01/2015 to 12/31/2015	13.79232	13.61064	3,235,664
01/01/2016 to 12/31/2016	13.61064	13.97257	2,982,374
01/01/2017 to 12/31/2017	13.97257	15.49136	2,729,678
01/01/2018 to 12/31/2018	15.49136	14.52922	2,318,014
01/01/2019 to 12/31/2019	14.52922	16.46245	2,233,152
01/01/2020 to 12/31/2020	16.46245	18.12283	2,003,021

A-6

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.33263	11.27814	53,725
01/01/2012 to 12/31/2012	11.27814	12.84306	94,030
01/01/2013 to 12/31/2013	12.84306	17.33075	71,870
01/01/2014 to 12/31/2014	17.33075	18.76206	103,846
01/01/2015 to 12/31/2015	18.76206	20.52125	157,677
01/01/2016 to 12/31/2016	20.52125	19.99116	169,380
01/01/2017 to 12/31/2017	19.99116	26.84592	151,959
01/01/2018 to 12/31/2018	26.84592	26.11149	130,442
01/01/2019 to 12/31/2019	26.11149	34.23095	130,090
01/01/2020 to 12/31/2020	34.23095	52.12933	125,673
AST Large-Cap Core Portfolio
04/29/2013* to 12/31/2013	9.99906	11.71829	0
01/01/2014 to 12/31/2014	11.71829	13.35085	0
01/01/2015 to 12/31/2015	13.35085	13.40270	7,737
01/01/2016 to 12/31/2016	13.40270	14.68904	9,850
01/01/2017 to 12/31/2017	14.68904	17.63189	6,702
01/01/2018 to 12/31/2018	17.63189	16.18382	5,714
01/01/2019 to 12/31/2019	16.18382	20.02991	5,665
01/01/2020 to 12/31/2020	20.02991	22.00952	13,819
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	9.85880	9.65779	365,627
01/01/2012 to 12/31/2012	9.65779	10.71913	428,418
01/01/2013 to 12/31/2013	10.71913	14.47707	385,065
01/01/2014 to 12/31/2014	14.47707	15.82826	765,557
01/01/2015 to 12/31/2015	15.82826	17.22432	687,149
01/01/2016 to 12/31/2016	17.22432	17.97840	774,752
01/01/2017 to 12/31/2017	17.97840	23.63805	624,775
01/01/2018 to 12/31/2018	23.63805	22.73977	546,350
01/01/2019 to 12/31/2019	22.73977	29.59211	494,088
01/01/2020 to 12/31/2020	29.59211	38.49813	394,953
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	11.32823	10.84879	388,578
01/01/2012 to 12/31/2012	10.84879	13.20047	522,263
01/01/2013 to 12/31/2013	13.20047	16.65686	578,667
01/01/2014 to 12/31/2014	16.65686	17.06526	487,387
01/01/2015 to 12/31/2015	17.06526	16.62402	526,518
01/01/2016 to 12/31/2016	16.62402	17.60416	507,826
01/01/2017 to 12/31/2017	17.60416	21.55373	524,854
01/01/2018 to 12/31/2018	21.55373	19.27191	428,980
01/01/2019 to 12/31/2019	19.27191	24.76053	395,943
01/01/2020 to 12/31/2020	24.76053	27.94991	365,281
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99906	10.36012	432,343
01/01/2013 to 12/31/2013	10.36012	12.17967	460,392
01/01/2014 to 12/31/2014	12.17967	12.66004	499,830
01/01/2015 to 12/31/2015	12.66004	12.36071	441,456
01/01/2016 to 12/31/2016	12.36071	12.74858	453,788
01/01/2017 to 12/31/2017	12.74858	14.68262	422,675
01/01/2018 to 12/31/2018	14.68262	13.31368	386,315
01/01/2019 to 12/31/2019	13.31368	16.15842	368,160
01/01/2020 to 12/31/2020	16.15842	17.55196	371,385

A-7

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.23286	10.05647	123,821
01/01/2012 to 12/31/2012	10.05647	11.64062	172,950
01/01/2013 to 12/31/2013	11.64062	15.73258	150,559
01/01/2014 to 12/31/2014	15.73258	16.90839	149,376
01/01/2015 to 12/31/2015	16.90839	17.92456	147,767
01/01/2016 to 12/31/2016	17.92456	18.05989	142,181
01/01/2017 to 12/31/2017	18.05989	23.33780	115,282
01/01/2018 to 12/31/2018	23.33780	23.56712	121,420
01/01/2019 to 12/31/2019	23.56712	32.10139	109,328
01/01/2020 to 12/31/2020	32.10139	41.40882	97,838
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99906	10.21654	2,044
01/01/2013 to 12/31/2013	10.21654	13.58550	43,882
01/01/2014 to 12/31/2014	13.58550	14.80337	57,048
01/01/2015 to 12/31/2015	14.80337	14.52913	96,171
01/01/2016 to 12/31/2016	14.52913	16.29553	249,812
01/01/2017 to 12/31/2017	16.29553	18.90417	270,919
01/01/2018 to 12/31/2018	18.90417	16.79117	263,093
01/01/2019 to 12/31/2019	16.79117	21.47194	278,512
01/01/2020 to 12/31/2020	21.47194	22.05457	306,902
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.58318	12.06996	335,916
01/01/2012 to 12/31/2012	12.06996	14.27309	415,454
01/01/2013 to 12/31/2013	14.27309	18.65334	445,748
01/01/2014 to 12/31/2014	18.65334	20.56704	412,712
01/01/2015 to 12/31/2015	20.56704	19.17723	584,558
01/01/2016 to 12/31/2016	19.17723	19.27137	551,864
01/01/2017 to 12/31/2017	19.27137	24.21435	512,065
01/01/2018 to 12/31/2018	24.21435	22.89654	456,954
01/01/2019 to 12/31/2019	22.89654	29.46226	416,398
01/01/2020 to 12/31/2020	29.46226	39.27495	339,175
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.07406	9.71228	239,455
01/01/2012 to 12/31/2012	9.71228	11.24632	304,772
01/01/2013 to 12/31/2013	11.24632	15.78904	399,779
01/01/2014 to 12/31/2014	15.78904	17.83399	387,793
01/01/2015 to 12/31/2015	17.83399	16.63736	329,855
01/01/2016 to 12/31/2016	16.63736	19.44707	344,570
01/01/2017 to 12/31/2017	19.44707	21.87753	361,923
01/01/2018 to 12/31/2018	21.87753	18.07118	296,072
01/01/2019 to 12/31/2019	18.07118	21.62021	296,134
01/01/2020 to 12/31/2020	21.62021	20.99285	305,430
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.60130	11.58376	11,567,482
01/01/2012 to 12/31/2012	11.58376	12.64008	11,648,099
01/01/2013 to 12/31/2013	12.64008	13.64749	10,395,118
01/01/2014 to 12/31/2014	13.64749	14.27151	9,452,453
01/01/2015 to 12/31/2015	14.27151	14.12963	8,582,406
01/01/2016 to 12/31/2016	14.12963	14.74108	7,895,142
01/01/2017 to 12/31/2017	14.74108	16.05020	7,275,199
01/01/2018 to 12/31/2018	16.05020	15.41605	6,332,152
01/01/2019 to 12/31/2019	15.41605	17.48723	5,776,850
01/01/2020 to 12/31/2020	17.48723	18.85841	5,310,866

A-8

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01898	10.07970	97,356
01/01/2012 to 12/31/2012	10.07970	10.67350	200,562
01/01/2013 to 12/31/2013	10.67350	10.30815	158,931
01/01/2014 to 12/31/2014	10.30815	10.80858	208,897
01/01/2015 to 12/31/2015	10.80858	10.65698	254,535
01/01/2016 to 12/31/2016	10.65698	10.97952	286,372
01/01/2017 to 12/31/2017	10.97952	11.47055	324,912
01/01/2018 to 12/31/2018	11.47055	11.24718	261,066
01/01/2019 to 12/31/2019	11.24718	12.20397	328,424
01/01/2020 to 12/31/2020	12.20397	12.79513	387,311
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	9.78505	9.07279	6,205,968
01/01/2012 to 12/31/2012	9.07279	10.12855	8,106,411
01/01/2013 to 12/31/2013	10.12855	11.71830	8,727,699
01/01/2014 to 12/31/2014	11.71830	12.65063	8,617,010
01/01/2015 to 12/31/2015	12.65063	12.43010	13,992,438
01/01/2016 to 12/31/2016	12.43010	13.52950	13,012,006
01/01/2017 to 12/31/2017	13.52950	15.52913	20,046,002
01/01/2018 to 12/31/2018	15.52913	14.18555	17,165,477
01/01/2019 to 12/31/2019	14.18555	16.71389	16,610,078
01/01/2020 to 12/31/2020	16.71389	17.49158	15,233,288
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	9.01948	9.22534	135,983
01/01/2012 to 12/31/2012	9.22534	10.83546	185,876
01/01/2013 to 12/31/2013	10.83546	14.18591	231,040
01/01/2014 to 12/31/2014	14.18591	16.43863	212,460
01/01/2015 to 12/31/2015	16.43863	16.75203	200,057
01/01/2016 to 12/31/2016	16.75203	19.02067	179,184
01/01/2017 to 12/31/2017	19.02067	22.98910	175,140
01/01/2018 to 12/31/2018	22.98910	20.85891	146,978
01/01/2019 to 12/31/2019	20.85891	25.66691	158,948
01/01/2020 to 12/31/2020	25.66691	24.05895	161,368
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99906	8.93111	0
01/01/2012 to 12/31/2012	8.93111	9.99122	0
01/01/2013 to 12/31/2013	9.99122	12.09007	3,516
01/01/2014 to 12/31/2014	12.09007	12.72948	5,067
01/01/2015 to 12/31/2015	12.72948	12.60374	7,548
01/01/2016 to 12/31/2016	12.60374	13.24842	8,481
01/01/2017 to 12/31/2017	13.24842	15.48077	11,550
01/01/2018 to 12/31/2018	15.48077	14.30489	8,612
01/01/2019 to 12/31/2019	14.30489	17.14105	8,537
01/01/2020 to 12/31/2020	17.14105	18.90775	8,505
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	10.42724	8.95723	279,294
01/01/2012 to 12/31/2012	8.95723	10.63290	361,821
01/01/2013 to 12/31/2013	10.63290	14.80209	374,104
01/01/2014 to 12/31/2014	14.80209	15.35683	330,994
01/01/2015 to 12/31/2015	15.35683	15.38490	286,624
01/01/2016 to 12/31/2016	15.38490	16.38132	267,432
01/01/2017 to 12/31/2017	16.38132	20.68014	252,787
01/01/2018 to 12/31/2018	20.68014	18.22692	228,829
01/01/2019 to 12/31/2019	18.22692	24.59372	220,067
01/01/2020 to 12/31/2020	24.59372	32.86928	150,615

A-9

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.09068	11.83639	200,962
01/01/2012 to 12/31/2012	11.83639	13.12648	224,116
01/01/2013 to 12/31/2013	13.12648	17.54187	260,767
01/01/2014 to 12/31/2014	17.54187	18.00478	202,984
01/01/2015 to 12/31/2015	18.00478	17.93991	190,992
01/01/2016 to 12/31/2016	17.93991	19.87824	172,865
01/01/2017 to 12/31/2017	19.87824	24.35277	173,771
01/01/2018 to 12/31/2018	24.35277	22.05121	172,468
01/01/2019 to 12/31/2019	22.05121	28.36685	167,841
01/01/2020 to 12/31/2020	28.36685	41.61525	142,032
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.64704	9.89697	202,747
01/01/2012 to 12/31/2012	9.89697	11.56117	208,634
01/01/2013 to 12/31/2013	11.56117	15.70455	200,394
01/01/2014 to 12/31/2014	15.70455	16.34388	187,686
01/01/2015 to 12/31/2015	16.34388	15.46160	195,364
01/01/2016 to 12/31/2016	15.46160	19.75027	192,962
01/01/2017 to 12/31/2017	19.75027	20.96085	201,294
01/01/2018 to 12/31/2018	20.96085	17.18313	175,130
01/01/2019 to 12/31/2019	17.18313	20.72162	162,806
01/01/2020 to 12/31/2020	20.72162	20.66272	183,165
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.10881	11.20053	8,073,329
01/01/2012 to 12/31/2012	11.20053	12.56755	9,271,807
01/01/2013 to 12/31/2013	12.56755	14.51612	9,225,839
01/01/2014 to 12/31/2014	14.51612	15.19489	8,928,989
01/01/2015 to 12/31/2015	15.19489	15.02846	10,386,500
01/01/2016 to 12/31/2016	15.02846	15.97884	9,528,750
01/01/2017 to 12/31/2017	15.97884	18.23152	8,668,408
01/01/2018 to 12/31/2018	18.23152	17.06308	7,706,661
01/01/2019 to 12/31/2019	17.06308	20.38528	7,133,442
01/01/2020 to 12/31/2020	20.38528	22.67953	6,551,239
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.46414	11.14181	556,340
01/01/2012 to 12/31/2012	11.14181	12.95171	789,389
01/01/2013 to 12/31/2013	12.95171	18.44178	783,726
01/01/2014 to 12/31/2014	18.44178	19.75356	809,646
01/01/2015 to 12/31/2015	19.75356	21.40054	833,670
01/01/2016 to 12/31/2016	21.40054	21.72856	742,223
01/01/2017 to 12/31/2017	21.72856	29.62073	625,611
01/01/2018 to 12/31/2018	29.62073	30.41439	533,673
01/01/2019 to 12/31/2019	30.41439	38.55695	435,255
01/01/2020 to 12/31/2020	38.55695	53.29229	368,082
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	8.90956	8.76502	200,231
01/01/2012 to 12/31/2012	8.76502	9.82659	266,362
01/01/2013 to 12/31/2013	9.82659	13.07895	280,885
01/01/2014 to 12/31/2014	13.07895	13.13176	260,542
01/01/2015 to 12/31/2015	13.13176	12.19521	240,152
01/01/2016 to 12/31/2016	12.19521	12.79578	257,553
01/01/2017 to 12/31/2017	12.79578	14.74457	225,493
01/01/2018 to 12/31/2018	14.74457	13.16067	238,691
01/01/2019 to 12/31/2019	13.16067	16.38999	813,956
01/01/2020 to 12/31/2020	16.38999	16.54236	811,651

A-10

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	11.91091	10.01899	811,694
01/01/2012 to 12/31/2012	10.01899	10.26325	960,405
01/01/2013 to 12/31/2013	10.26325	11.70716	881,462
01/01/2014 to 12/31/2014	11.70716	10.60644	885,680
01/01/2015 to 12/31/2015	10.60644	8.46705	783,916
01/01/2016 to 12/31/2016	8.46705	10.43151	745,569
01/01/2017 to 12/31/2017	10.43151	11.37604	704,429
01/01/2018 to 12/31/2018	11.37604	9.37313	562,090
01/01/2019 to 12/31/2019	9.37313	10.82953	629,902
01/01/2020 to 12/31/2020	10.82953	10.46861	647,262
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.88622	10.39116	107,635
01/01/2012 to 12/31/2012	10.39116	12.16435	144,363
01/01/2013 to 12/31/2013	12.16435	15.92438	155,089
01/01/2014 to 12/31/2014	15.92438	18.10000	172,193
01/01/2015 to 12/31/2015	18.10000	16.71168	166,289
01/01/2016 to 12/31/2016	16.71168	18.83435	137,901
01/01/2017 to 12/31/2017	18.83435	22.07104	133,827
01/01/2018 to 12/31/2018	22.07104	18.21299	120,117
01/01/2019 to 12/31/2019	18.21299	21.45312	116,259
01/01/2020 to 12/31/2020	21.45312	19.97654	124,265
AST Wellington Management Hedged Equity Portfolio
01/01/2011 to 12/31/2011	9.49930	9.06689	958,624
01/01/2012 to 12/31/2012	9.06689	9.95047	1,124,295
01/01/2013 to 12/31/2013	9.95047	11.85423	1,605,353
01/01/2014 to 12/31/2014	11.85423	12.36459	1,535,884
01/01/2015 to 12/31/2015	12.36459	12.14674	1,387,085
01/01/2016 to 12/31/2016	12.14674	12.79244	1,384,516
01/01/2017 to 12/31/2017	12.79244	14.36652	1,297,013
01/01/2018 to 12/31/2018	14.36652	13.49256	1,123,856
01/01/2019 to 12/31/2019	13.49256	16.08092	1,036,189
01/01/2020 to 12/31/2020	16.08092	16.95665	854,365
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	11.00618	11.53676	1,229,759
01/01/2012 to 12/31/2012	11.53676	12.30126	1,451,908
01/01/2013 to 12/31/2013	12.30126	11.97983	1,364,568
01/01/2014 to 12/31/2014	11.97983	12.69607	1,518,991
01/01/2015 to 12/31/2015	12.69607	12.70694	1,472,874
01/01/2016 to 12/31/2016	12.70694	13.20970	1,566,704
01/01/2017 to 12/31/2017	13.20970	13.88365	1,705,151
01/01/2018 to 12/31/2018	13.88365	13.41422	2,008,301
01/01/2019 to 12/31/2019	13.41422	14.89296	2,035,944
01/01/2020 to 12/31/2020	14.89296	15.91745	1,869,937
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	9.99906	10.40569	0
01/01/2013 to 12/31/2013	10.40569	9.45060	699
01/01/2014 to 12/31/2014	9.45060	9.46962	698
01/01/2015 to 12/31/2015	9.46962	9.07336	698
01/01/2016 to 12/31/2016	9.07336	9.92183	697
01/01/2017 to 12/31/2017	9.92183	10.72167	97
01/01/2018 to 12/31/2018	10.72167	9.89245	97
01/01/2019 to 12/31/2019	9.89245	11.23229	97
01/01/2020 to 12/31/2020	11.23229	11.93151	97
*Denotes the start date of these sub-accounts

A-11

PREMIER B SERIES
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: With HD GRO 60 bps and Combo 5%/HAV 80 bps (2.55%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	13.29975	12.62465	2,804
01/01/2012 to 12/31/2012	12.62465	13.85724	2,812
01/01/2013 to 12/31/2013	13.85724	14.86035	344
01/01/2014 to 12/31/2014	14.86035	15.04410	1,075
01/01/2015 to 12/31/2015	15.04410	14.19767	706
01/01/2016 to 12/31/2016	14.19767	14.72257	359
01/01/2017 to 12/31/2017	14.72257	16.16435	383
01/01/2018 to 12/31/2018	16.16435	14.47796	73
01/01/2019 to 12/31/2019	14.47796	16.38465	373
01/01/2020 to 12/31/2020	16.38465	16.65122	361
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	13.72449	13.39876	4,346
01/01/2012 to 12/31/2012	13.39876	14.84823	4,112
01/01/2013 to 12/31/2013	14.84823	16.87635	1,161
01/01/2014 to 12/31/2014	16.87635	17.46186	3,603
01/01/2015 to 12/31/2015	17.46186	17.16435	2,209
01/01/2016 to 12/31/2016	17.16435	17.92799	1,016
01/01/2017 to 12/31/2017	17.92799	20.44269	1,802
01/01/2018 to 12/31/2018	20.44269	18.75832	874
01/01/2019 to 12/31/2019	18.75832	22.29050	2,612
01/01/2020 to 12/31/2020	22.29050	24.05767	2,582
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	12.99092	12.43824	11,478
01/01/2012 to 12/31/2012	12.43824	13.37548	12,678
01/01/2013 to 12/31/2013	13.37548	14.66532	3,599
01/01/2014 to 12/31/2014	14.66532	15.03549	10,732
01/01/2015 to 12/31/2015	15.03549	14.63724	7,905
01/01/2016 to 12/31/2016	14.63724	14.96135	1,374
01/01/2017 to 12/31/2017	14.96135	16.95870	2,843
01/01/2018 to 12/31/2018	16.95870	15.22790	1,349
01/01/2019 to 12/31/2019	15.22790	17.52917	3,342
01/01/2020 to 12/31/2020	17.52917	19.50321	3,693
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	13.15015	12.66779	7,538
01/01/2012 to 12/31/2012	12.66779	13.89326	8,349
01/01/2013 to 12/31/2013	13.89326	15.93876	2,717
01/01/2014 to 12/31/2014	15.93876	16.55606	7,174
01/01/2015 to 12/31/2015	16.55606	16.22119	4,280
01/01/2016 to 12/31/2016	16.22119	16.81501	2,123
01/01/2017 to 12/31/2017	16.81501	18.84232	1,072
01/01/2018 to 12/31/2018	18.84232	17.46455	393
01/01/2019 to 12/31/2019	17.46455	20.33712	1,603
01/01/2020 to 12/31/2020	20.33712	22.16525	391

A-12

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99793	9.11444	0
01/01/2012 to 12/31/2012	9.11444	9.94462	0
01/01/2013 to 12/31/2013	9.94462	10.74981	0
01/01/2014 to 12/31/2014	10.74981	10.99564	0
01/01/2015 to 12/31/2015	10.99564	10.40043	0
01/01/2016 to 12/31/2016	10.40043	10.84833	0
01/01/2017 to 12/31/2017	10.84833	11.91349	0
01/01/2018 to 12/31/2018	11.91349	11.00244	0
01/01/2019 to 12/31/2019	11.00244	12.61933	0
01/01/2020 to 12/31/2020	12.61933	12.88849	0
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	10.59058	10.55994	0
01/01/2012 to 12/31/2012	10.55994	10.78039	0
01/01/2013 to 12/31/2013	10.78039	10.28382	0
01/01/2014 to 12/31/2014	10.28382	10.01822	0
01/01/2015 to 12/31/2015	10.01822	9.81634	0
01/01/2016 to 12/31/2016	9.81634	9.72940	0
01/01/2017 to 12/31/2017	9.72940	9.64991	0
01/01/2018 to 12/31/2018	9.64991	9.47871	0
01/01/2019 to 12/31/2019	9.47871	9.67007	0
01/01/2020 to 12/31/2020	9.67007	9.67136	0
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	11.57418	11.64560	1,313
01/01/2012 to 12/31/2012	11.64560	12.41404	906
01/01/2013 to 12/31/2013	12.41404	11.88287	168
01/01/2014 to 12/31/2014	11.88287	12.07770	601
01/01/2015 to 12/31/2015	12.07770	11.52908	362
01/01/2016 to 12/31/2016	11.52908	11.71835	156
01/01/2017 to 12/31/2017	11.71835	11.92611	350
01/01/2018 to 12/31/2018	11.92611	11.55121	50
01/01/2019 to 12/31/2019	11.55121	12.30309	209
01/01/2020 to 12/31/2020	12.30309	12.88081	205
AST Bond Portfolio 2021
01/01/2011 to 12/31/2011	10.93130	12.82398	70,448
01/01/2012 to 12/31/2012	12.82398	13.35416	23,687
01/01/2013 to 12/31/2013	13.35416	12.11040	1,873
01/01/2014 to 12/31/2014	12.11040	12.71631	1,870
01/01/2015 to 12/31/2015	12.71631	12.62115	1,867
01/01/2016 to 12/31/2016	12.62115	12.55829	1,865
01/01/2017 to 12/31/2017	12.55829	12.44032	832
01/01/2018 to 12/31/2018	12.44032	12.13754	0
01/01/2019 to 12/31/2019	12.13754	12.43549	0
01/01/2020 to 12/31/2020	12.43549	12.50837	656
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	9.99793	11.93684	42,937
01/01/2012 to 12/31/2012	11.93684	12.32003	38,125
01/01/2013 to 12/31/2013	12.32003	10.84276	10,734
01/01/2014 to 12/31/2014	10.84276	11.66946	5,645
01/01/2015 to 12/31/2015	11.66946	11.61777	5,741
01/01/2016 to 12/31/2016	11.61777	11.53648	5,614
01/01/2017 to 12/31/2017	11.53648	11.42681	82
01/01/2018 to 12/31/2018	11.42681	11.12474	81
01/01/2019 to 12/31/2019	11.12474	11.48720	79
01/01/2020 to 12/31/2020	11.48720	11.76253	78

A-13

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	9.99725	10.32609	56,970
01/01/2013 to 12/31/2013	10.32609	9.04222	159,191
01/01/2014 to 12/31/2014	9.04222	9.93002	81,302
01/01/2015 to 12/31/2015	9.93002	9.94524	2,649
01/01/2016 to 12/31/2016	9.94524	9.88379	1,545
01/01/2017 to 12/31/2017	9.88379	9.80209	1,234
01/01/2018 to 12/31/2018	9.80209	9.53197	1,222
01/01/2019 to 12/31/2019	9.53197	9.89983	1,212
01/01/2020 to 12/31/2020	9.89983	10.30734	1,202
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	9.99862	8.68828	56,903
01/01/2014 to 12/31/2014	8.68828	9.70849	29,373
01/01/2015 to 12/31/2015	9.70849	9.73597	0
01/01/2016 to 12/31/2016	9.73597	9.67538	0
01/01/2017 to 12/31/2017	9.67538	9.59417	0
01/01/2018 to 12/31/2018	9.59417	9.29414	0
01/01/2019 to 12/31/2019	9.29414	9.78413	0
01/01/2020 to 12/31/2020	9.78413	10.36673	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	9.99862	11.22397	6,318
01/01/2015 to 12/31/2015	11.22397	11.16358	114,781
01/01/2016 to 12/31/2016	11.16358	11.15565	0
01/01/2017 to 12/31/2017	11.15565	11.07801	0
01/01/2018 to 12/31/2018	11.07801	10.72176	0
01/01/2019 to 12/31/2019	10.72176	11.36656	0
01/01/2020 to 12/31/2020	11.36656	12.34161	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	9.99862	9.86838	15,431
01/01/2016 to 12/31/2016	9.86838	9.82337	41,954
01/01/2017 to 12/31/2017	9.82337	9.81165	28,579
01/01/2018 to 12/31/2018	9.81165	9.46686	34,690
01/01/2019 to 12/31/2019	9.46686	10.15726	25,475
01/01/2020 to 12/31/2020	10.15726	10.96241	14,113
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	9.99725	9.81054	124,075
01/01/2017 to 12/31/2017	9.81054	9.82411	88,716
01/01/2018 to 12/31/2018	9.82411	9.45795	110,939
01/01/2019 to 12/31/2019	9.45795	10.20839	22,661
01/01/2020 to 12/31/2020	10.20839	11.13614	0
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	9.99724	9.96666	0
01/01/2018 to 12/31/2018	9.96666	9.51776	0
01/01/2019 to 12/31/2019	9.51776	10.35672	0
01/01/2020 to 12/31/2020	10.35672	11.58198	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	9.99724	9.59394	0
01/01/2019 to 12/31/2019	9.59394	10.50592	0
01/01/2020 to 12/31/2020	10.50592	11.91364	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	9.99862	11.15560	40,600
01/01/2020 to 12/31/2020	11.15560	12.45684	10,977
AST Bond Portfolio 2031
01/02/2020* to 12/31/2020	9.99862	11.03870	63,967

A-14

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	13.57069	12.91269	9,405
01/01/2012 to 12/31/2012	12.91269	14.31898	13,185
01/01/2013 to 12/31/2013	14.31898	17.12982	3,943
01/01/2014 to 12/31/2014	17.12982	17.87230	10,500
01/01/2015 to 12/31/2015	17.87230	17.52077	6,823
01/01/2016 to 12/31/2016	17.52077	18.25414	3,572
01/01/2017 to 12/31/2017	18.25414	20.98620	6,724
01/01/2018 to 12/31/2018	20.98620	19.18915	3,581
01/01/2019 to 12/31/2019	19.18915	22.87499	8,216
01/01/2020 to 12/31/2020	22.87499	25.29954	6,399
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99793	11.57811	0
01/01/2014 to 12/31/2014	11.57811	12.82677	0
01/01/2015 to 12/31/2015	12.82677	12.06107	0
01/01/2016 to 12/31/2016	12.06107	13.51365	0
01/01/2017 to 12/31/2017	13.51365	15.60395	0
01/01/2018 to 12/31/2018	15.60395	14.48874	0
01/01/2019 to 12/31/2019	14.48874	18.51277	0
01/01/2020 to 12/31/2020	18.51277	18.90559	0
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	16.28721	15.08249	0
01/01/2012 to 12/31/2012	15.08249	18.64899	0
01/01/2013 to 12/31/2013	18.64899	18.97582	0
01/01/2014 to 12/31/2014	18.97582	21.08041	0
01/01/2015 to 12/31/2015	21.08041	20.53775	0
01/01/2016 to 12/31/2016	20.53775	20.20756	0
01/01/2017 to 12/31/2017	20.20756	21.85164	0
01/01/2018 to 12/31/2018	21.85164	20.30183	0
01/01/2019 to 12/31/2019	20.30183	24.77123	0
01/01/2020 to 12/31/2020	24.77123	23.44346	0
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	18.15890	18.87506	1,236
01/01/2012 to 12/31/2012	18.87506	21.22973	264
01/01/2013 to 12/31/2013	21.22973	21.35038	19
01/01/2014 to 12/31/2014	21.35038	27.25593	69
01/01/2015 to 12/31/2015	27.25593	27.86561	40
01/01/2016 to 12/31/2016	27.86561	28.48304	12
01/01/2017 to 12/31/2017	28.48304	29.51142	27
01/01/2018 to 12/31/2018	29.51142	27.40524	10
01/01/2019 to 12/31/2019	27.40524	35.06622	36
01/01/2020 to 12/31/2020	35.06622	33.22361	43
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	17.59101	13.67653	285
01/01/2012 to 12/31/2012	13.67653	15.72695	97
01/01/2013 to 12/31/2013	15.72695	15.37006	34
01/01/2014 to 12/31/2014	15.37006	14.28582	112
01/01/2015 to 12/31/2015	14.28582	11.60014	65
01/01/2016 to 12/31/2016	11.60014	12.71071	41
01/01/2017 to 12/31/2017	12.71071	15.66523	75
01/01/2018 to 12/31/2018	15.66523	13.12796	32
01/01/2019 to 12/31/2019	13.12796	14.51031	139
01/01/2020 to 12/31/2020	14.51031	14.72394	151

A-15

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	13.67415	13.13404	3,113
01/01/2012 to 12/31/2012	13.13404	14.16890	3,189
01/01/2013 to 12/31/2013	14.16890	15.85609	862
01/01/2014 to 12/31/2014	15.85609	15.94903	2,307
01/01/2015 to 12/31/2015	15.94903	15.70648	903
01/01/2016 to 12/31/2016	15.70648	15.96827	404
01/01/2017 to 12/31/2017	15.96827	18.13734	764
01/01/2018 to 12/31/2018	18.13734	16.31414	334
01/01/2019 to 12/31/2019	16.31414	19.09029	889
01/01/2020 to 12/31/2020	19.09029	20.24615	839
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99931	10.05613	0
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	12.86882	12.48569	2,117
01/01/2012 to 12/31/2012	12.48569	13.40809	2,491
01/01/2013 to 12/31/2013	13.40809	14.35876	499
01/01/2014 to 12/31/2014	14.35876	14.56753	2,171
01/01/2015 to 12/31/2015	14.56753	14.07598	1,141
01/01/2016 to 12/31/2016	14.07598	14.44830	514
01/01/2017 to 12/31/2017	14.44830	15.82067	817
01/01/2018 to 12/31/2018	15.82067	14.33633	328
01/01/2019 to 12/31/2019	14.33633	16.21973	1,679
01/01/2020 to 12/31/2020	16.21973	17.23455	1,633
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	15.72724	15.53641	82
01/01/2012 to 12/31/2012	15.53641	17.52650	115
01/01/2013 to 12/31/2013	17.52650	23.72432	31
01/01/2014 to 12/31/2014	23.72432	24.79963	99
01/01/2015 to 12/31/2015	24.79963	22.85418	46
01/01/2016 to 12/31/2016	22.85418	27.70576	27
01/01/2017 to 12/31/2017	27.70576	30.31168	52
01/01/2018 to 12/31/2018	30.31168	25.39694	20
01/01/2019 to 12/31/2019	25.39694	30.37145	88
01/01/2020 to 12/31/2020	30.37145	30.33769	102
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	9.59652	9.36043	2,369
01/01/2012 to 12/31/2012	9.36043	9.12800	2,673
01/01/2013 to 12/31/2013	9.12800	8.90088	0
01/01/2014 to 12/31/2014	8.90088	8.67962	0
01/01/2015 to 12/31/2015	8.67962	8.46365	0
01/01/2016 to 12/31/2016	8.46365	8.25372	0
01/01/2017 to 12/31/2017	8.25372	8.07626	0
01/01/2018 to 12/31/2018	8.07626	7.97667	0
01/01/2019 to 12/31/2019	7.97667	7.90975	0
01/01/2020 to 12/31/2020	7.90975	7.73030	0

A-16

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2011 to 12/31/2011	13.81311	13.89768	0
01/01/2012 to 12/31/2012	13.89768	15.43168	0
01/01/2013 to 12/31/2013	15.43168	16.12844	0
01/01/2014 to 12/31/2014	16.12844	16.12961	0
01/01/2015 to 12/31/2015	16.12961	15.16793	0
01/01/2016 to 12/31/2016	15.16793	17.06898	0
01/01/2017 to 12/31/2017	17.06898	17.88932	0
01/01/2018 to 12/31/2018	17.88932	17.09565	0
01/01/2019 to 12/31/2019	17.09565	19.22108	0
01/01/2020 to 12/31/2020	19.22108	19.23716	0
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	14.01036	13.09087	275
01/01/2012 to 12/31/2012	13.09087	14.92040	309
01/01/2013 to 12/31/2013	14.92040	20.34909	114
01/01/2014 to 12/31/2014	20.34909	22.57081	204
01/01/2015 to 12/31/2015	22.57081	20.28471	129
01/01/2016 to 12/31/2016	20.28471	23.71529	80
01/01/2017 to 12/31/2017	23.71529	27.56595	8
01/01/2018 to 12/31/2018	27.56595	23.07283	0
01/01/2019 to 12/31/2019	23.07283	29.14165	0
01/01/2020 to 12/31/2020	29.14165	28.49377	0
AST International Growth Portfolio
01/01/2011 to 12/31/2011	14.77515	12.54599	244
01/01/2012 to 12/31/2012	12.54599	14.72517	0
01/01/2013 to 12/31/2013	14.72517	17.09543	0
01/01/2014 to 12/31/2014	17.09543	15.74917	0
01/01/2015 to 12/31/2015	15.74917	15.84097	0
01/01/2016 to 12/31/2016	15.84097	14.86434	0
01/01/2017 to 12/31/2017	14.86434	19.63121	0
01/01/2018 to 12/31/2018	19.63121	16.58861	0
01/01/2019 to 12/31/2019	16.58861	21.37056	0
01/01/2020 to 12/31/2020	21.37056	27.36619	0
AST International Value Portfolio
01/01/2011 to 12/31/2011	14.15249	12.06890	0
01/01/2012 to 12/31/2012	12.06890	13.73087	0
01/01/2013 to 12/31/2013	13.73087	15.99596	0
01/01/2014 to 12/31/2014	15.99596	14.55239	0
01/01/2015 to 12/31/2015	14.55239	14.30641	0
01/01/2016 to 12/31/2016	14.30641	14.03240	0
01/01/2017 to 12/31/2017	14.03240	16.80622	0
01/01/2018 to 12/31/2018	16.80622	13.74180	0
01/01/2019 to 12/31/2019	13.74180	16.08311	0
01/01/2020 to 12/31/2020	16.08311	15.58812	0
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	13.55487	13.14297	300
01/01/2012 to 12/31/2012	13.14297	14.55640	355
01/01/2013 to 12/31/2013	14.55640	16.50558	101
01/01/2014 to 12/31/2014	16.50558	17.11948	294
01/01/2015 to 12/31/2015	17.11948	16.51882	212
01/01/2016 to 12/31/2016	16.51882	16.94939	83
01/01/2017 to 12/31/2017	16.94939	19.33163	161
01/01/2018 to 12/31/2018	19.33163	17.45881	50
01/01/2019 to 12/31/2019	17.45881	20.33268	262
01/01/2020 to 12/31/2020	20.33268	22.43624	263

A-17

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	14.16063	12.54526	14
01/01/2012 to 12/31/2012	12.54526	14.91297	1,293
01/01/2013 to 12/31/2013	14.91297	16.77607	335
01/01/2014 to 12/31/2014	16.77607	15.31747	1,209
01/01/2015 to 12/31/2015	15.31747	14.51897	849
01/01/2016 to 12/31/2016	14.51897	14.43238	365
01/01/2017 to 12/31/2017	14.43238	18.24508	793
01/01/2018 to 12/31/2018	18.24508	14.68102	441
01/01/2019 to 12/31/2019	14.68102	18.21323	1,075
01/01/2020 to 12/31/2020	18.21323	20.08343	1,183
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	12.17460	11.90005	578
01/01/2012 to 12/31/2012	11.90005	12.84759	6,461
01/01/2013 to 12/31/2013	12.84759	13.91027	1,404
01/01/2014 to 12/31/2014	13.91027	14.30344	59
01/01/2015 to 12/31/2015	14.30344	13.92230	39
01/01/2016 to 12/31/2016	13.92230	14.09802	0
01/01/2017 to 12/31/2017	14.09802	15.41767	21
01/01/2018 to 12/31/2018	15.41767	14.26156	0
01/01/2019 to 12/31/2019	14.26156	15.93857	0
01/01/2020 to 12/31/2020	15.93857	17.30651	0
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.15788	10.95291	0
01/01/2012 to 12/31/2012	10.95291	12.30209	0
01/01/2013 to 12/31/2013	12.30209	16.37416	0
01/01/2014 to 12/31/2014	16.37416	17.48455	0
01/01/2015 to 12/31/2015	17.48455	18.86289	0
01/01/2016 to 12/31/2016	18.86289	18.12554	0
01/01/2017 to 12/31/2017	18.12554	24.00952	0
01/01/2018 to 12/31/2018	24.00952	23.03188	0
01/01/2019 to 12/31/2019	23.03188	29.78150	0
01/01/2020 to 12/31/2020	29.78150	44.73513	0
AST Large-Cap Core Portfolio
04/29/2013* to 12/31/2013	9.99793	11.60902	0
01/01/2014 to 12/31/2014	11.60902	13.04572	0
01/01/2015 to 12/31/2015	13.04572	12.91758	0
01/01/2016 to 12/31/2016	12.91758	13.96462	0
01/01/2017 to 12/31/2017	13.96462	16.53446	0
01/01/2018 to 12/31/2018	16.53446	14.96810	0
01/01/2019 to 12/31/2019	14.96810	18.27254	0
01/01/2020 to 12/31/2020	18.27254	19.80441	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	14.80563	14.30605	395
01/01/2012 to 12/31/2012	14.30605	15.66085	214
01/01/2013 to 12/31/2013	15.66085	20.86262	66
01/01/2014 to 12/31/2014	20.86262	22.49822	167
01/01/2015 to 12/31/2015	22.49822	24.14837	135
01/01/2016 to 12/31/2016	24.14837	24.86244	50
01/01/2017 to 12/31/2017	24.86244	32.24471	86
01/01/2018 to 12/31/2018	32.24471	30.59330	0
01/01/2019 to 12/31/2019	30.59330	39.26882	0
01/01/2020 to 12/31/2020	39.26882	50.39016	0

A-18

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	14.56167	13.75525	40
01/01/2012 to 12/31/2012	13.75525	16.50818	64
01/01/2013 to 12/31/2013	16.50818	20.54634	20
01/01/2014 to 12/31/2014	20.54634	20.76269	52
01/01/2015 to 12/31/2015	20.76269	19.94966	33
01/01/2016 to 12/31/2016	19.94966	20.83836	0
01/01/2017 to 12/31/2017	20.83836	25.16639	12
01/01/2018 to 12/31/2018	25.16639	22.19294	0
01/01/2019 to 12/31/2019	22.19294	28.12421	0
01/01/2020 to 12/31/2020	28.12421	31.31358	0
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99794	10.26415	0
01/01/2013 to 12/31/2013	10.26415	11.90209	0
01/01/2014 to 12/31/2014	11.90209	12.20247	0
01/01/2015 to 12/31/2015	12.20247	11.75124	0
01/01/2016 to 12/31/2016	11.75124	11.95503	0
01/01/2017 to 12/31/2017	11.95503	13.58128	0
01/01/2018 to 12/31/2018	13.58128	12.14588	0
01/01/2019 to 12/31/2019	12.14588	14.53986	0
01/01/2020 to 12/31/2020	14.53986	15.57814	0
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	13.32654	12.91833	41
01/01/2012 to 12/31/2012	12.91833	14.74859	36
01/01/2013 to 12/31/2013	14.74859	19.66114	0
01/01/2014 to 12/31/2014	19.66114	20.84216	0
01/01/2015 to 12/31/2015	20.84216	21.79316	0
01/01/2016 to 12/31/2016	21.79316	21.65864	0
01/01/2017 to 12/31/2017	21.65864	27.60771	0
01/01/2018 to 12/31/2018	27.60771	27.49599	0
01/01/2019 to 12/31/2019	27.49599	36.94191	0
01/01/2020 to 12/31/2020	36.94191	47.00256	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99794	10.16448	0
01/01/2013 to 12/31/2013	10.16448	13.33192	0
01/01/2014 to 12/31/2014	13.33192	14.32875	0
01/01/2015 to 12/31/2015	14.32875	13.87136	0
01/01/2016 to 12/31/2016	13.87136	15.34609	0
01/01/2017 to 12/31/2017	15.34609	17.56051	0
01/01/2018 to 12/31/2018	17.56051	15.38342	0
01/01/2019 to 12/31/2019	15.38342	19.40327	0
01/01/2020 to 12/31/2020	19.40327	19.65753	0
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	15.71146	14.86507	167
01/01/2012 to 12/31/2012	14.86507	17.33790	196
01/01/2013 to 12/31/2013	17.33790	22.34947	28
01/01/2014 to 12/31/2014	22.34947	24.30597	79
01/01/2015 to 12/31/2015	24.30597	22.35387	50
01/01/2016 to 12/31/2016	22.35387	22.15776	0
01/01/2017 to 12/31/2017	22.15776	27.46230	24
01/01/2018 to 12/31/2018	27.46230	25.61106	0
01/01/2019 to 12/31/2019	25.61106	32.50526	0
01/01/2020 to 12/31/2020	32.50526	42.73998	0

A-19

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	16.46359	15.65593	0
01/01/2012 to 12/31/2012	15.65593	17.88066	0
01/01/2013 to 12/31/2013	17.88066	24.76088	0
01/01/2014 to 12/31/2014	24.76088	27.58605	0
01/01/2015 to 12/31/2015	27.58605	25.38361	0
01/01/2016 to 12/31/2016	25.38361	29.26646	0
01/01/2017 to 12/31/2017	29.26646	32.47611	0
01/01/2018 to 12/31/2018	32.47611	26.45716	0
01/01/2019 to 12/31/2019	26.45716	31.22102	0
01/01/2020 to 12/31/2020	31.22102	29.90098	0
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	12.47913	12.29047	4,021
01/01/2012 to 12/31/2012	12.29047	13.22763	5,528
01/01/2013 to 12/31/2013	13.22763	14.08691	1,522
01/01/2014 to 12/31/2014	14.08691	14.52997	3,004
01/01/2015 to 12/31/2015	14.52997	14.18898	2,286
01/01/2016 to 12/31/2016	14.18898	14.60142	910
01/01/2017 to 12/31/2017	14.60142	15.68170	1,427
01/01/2018 to 12/31/2018	15.68170	14.85534	88
01/01/2019 to 12/31/2019	14.85534	16.62111	374
01/01/2020 to 12/31/2020	16.62111	17.67966	368
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01785	10.05579	0
01/01/2012 to 12/31/2012	10.05579	10.50254	0
01/01/2013 to 12/31/2013	10.50254	10.00449	0
01/01/2014 to 12/31/2014	10.00449	10.34703	0
01/01/2015 to 12/31/2015	10.34703	10.06269	0
01/01/2016 to 12/31/2016	10.06269	10.22608	0
01/01/2017 to 12/31/2017	10.22608	10.53790	0
01/01/2018 to 12/31/2018	10.53790	10.19082	0
01/01/2019 to 12/31/2019	10.19082	10.90683	0
01/01/2020 to 12/31/2020	10.90683	11.27907	0
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	14.06854	12.86659	4,944
01/01/2012 to 12/31/2012	12.86659	14.16710	6,205
01/01/2013 to 12/31/2013	14.16710	16.16694	2,279
01/01/2014 to 12/31/2014	16.16694	17.21492	4,789
01/01/2015 to 12/31/2015	17.21492	16.68402	4,455
01/01/2016 to 12/31/2016	16.68402	17.91246	2,364
01/01/2017 to 12/31/2017	17.91246	20.28003	4,709
01/01/2018 to 12/31/2018	20.28003	18.27101	1,841
01/01/2019 to 12/31/2019	18.27101	21.23364	5,899
01/01/2020 to 12/31/2020	21.23364	21.91817	3,094
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	14.32660	14.45398	1,043
01/01/2012 to 12/31/2012	14.45398	16.74435	791
01/01/2013 to 12/31/2013	16.74435	21.62294	0
01/01/2014 to 12/31/2014	21.62294	24.71475	0
01/01/2015 to 12/31/2015	24.71475	24.84223	0
01/01/2016 to 12/31/2016	24.84223	27.82259	0
01/01/2017 to 12/31/2017	27.82259	33.17011	0
01/01/2018 to 12/31/2018	33.17011	29.68321	0
01/01/2019 to 12/31/2019	29.68321	36.02668	0
01/01/2020 to 12/31/2020	36.02668	33.30835	0

A-20

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99793	8.84900	0
01/01/2012 to 12/31/2012	8.84900	9.76391	0
01/01/2013 to 12/31/2013	9.76391	11.65363	0
01/01/2014 to 12/31/2014	11.65363	12.10252	0
01/01/2015 to 12/31/2015	12.10252	11.81924	0
01/01/2016 to 12/31/2016	11.81924	12.25467	0
01/01/2017 to 12/31/2017	12.25467	14.12453	0
01/01/2018 to 12/31/2018	14.12453	12.87232	0
01/01/2019 to 12/31/2019	12.87232	15.21389	0
01/01/2020 to 12/31/2020	15.21389	16.55281	0
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	16.73340	14.17824	0
01/01/2012 to 12/31/2012	14.17824	16.60035	0
01/01/2013 to 12/31/2013	16.60035	22.79422	0
01/01/2014 to 12/31/2014	22.79422	23.32558	0
01/01/2015 to 12/31/2015	23.32558	23.04904	0
01/01/2016 to 12/31/2016	23.04904	24.20772	0
01/01/2017 to 12/31/2017	24.20772	30.14456	0
01/01/2018 to 12/31/2018	30.14456	26.20342	0
01/01/2019 to 12/31/2019	26.20342	34.87391	0
01/01/2020 to 12/31/2020	34.87391	45.97292	0
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	17.42232	16.82342	0
01/01/2012 to 12/31/2012	16.82342	18.40167	0
01/01/2013 to 12/31/2013	18.40167	24.25586	0
01/01/2014 to 12/31/2014	24.25586	24.55591	0
01/01/2015 to 12/31/2015	24.55591	24.13329	0
01/01/2016 to 12/31/2016	24.13329	26.37670	0
01/01/2017 to 12/31/2017	26.37670	31.87438	0
01/01/2018 to 12/31/2018	31.87438	28.46524	0
01/01/2019 to 12/31/2019	28.46524	36.11813	0
01/01/2020 to 12/31/2020	36.11813	52.26386	0
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	15.85506	14.53725	0
01/01/2012 to 12/31/2012	14.53725	16.74953	0
01/01/2013 to 12/31/2013	16.74953	22.44208	0
01/01/2014 to 12/31/2014	22.44208	23.03688	0
01/01/2015 to 12/31/2015	23.03688	21.49571	0
01/01/2016 to 12/31/2016	21.49571	27.08432	0
01/01/2017 to 12/31/2017	27.08432	28.35311	0
01/01/2018 to 12/31/2018	28.35311	22.92354	0
01/01/2019 to 12/31/2019	22.92354	27.26672	0
01/01/2020 to 12/31/2020	27.26672	26.81797	0
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	13.17238	13.10014	5,945
01/01/2012 to 12/31/2012	13.10014	14.49785	1,595
01/01/2013 to 12/31/2013	14.49785	16.51718	345
01/01/2014 to 12/31/2014	16.51718	17.05358	1,079
01/01/2015 to 12/31/2015	17.05358	16.63648	1,097
01/01/2016 to 12/31/2016	16.63648	17.44763	511
01/01/2017 to 12/31/2017	17.44763	19.63657	915
01/01/2018 to 12/31/2018	19.63657	18.12571	298
01/01/2019 to 12/31/2019	18.12571	21.35927	1,331
01/01/2020 to 12/31/2020	21.35927	23.43879	1,086

A-21

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	14.81973	14.20678	85
01/01/2012 to 12/31/2012	14.20678	16.28869	122
01/01/2013 to 12/31/2013	16.28869	22.87688	33
01/01/2014 to 12/31/2014	22.87688	24.16970	101
01/01/2015 to 12/31/2015	24.16970	25.82735	43
01/01/2016 to 12/31/2016	25.82735	25.86621	27
01/01/2017 to 12/31/2017	25.86621	34.78167	46
01/01/2018 to 12/31/2018	34.78167	35.22314	15
01/01/2019 to 12/31/2019	35.22314	44.04359	63
01/01/2020 to 12/31/2020	44.04359	60.04527	47
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	13.94749	13.53426	0
01/01/2012 to 12/31/2012	13.53426	14.96580	0
01/01/2013 to 12/31/2013	14.96580	19.64752	0
01/01/2014 to 12/31/2014	19.64752	19.45733	0
01/01/2015 to 12/31/2015	19.45733	17.82284	0
01/01/2016 to 12/31/2016	17.82284	18.44577	0
01/01/2017 to 12/31/2017	18.44577	20.96587	0
01/01/2018 to 12/31/2018	20.96587	18.45657	0
01/01/2019 to 12/31/2019	18.45657	22.67153	259
01/01/2020 to 12/31/2020	22.67153	22.56974	98
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	16.11038	13.36655	935
01/01/2012 to 12/31/2012	13.36655	13.50487	1,010
01/01/2013 to 12/31/2013	13.50487	15.19455	88
01/01/2014 to 12/31/2014	15.19455	13.57767	232
01/01/2015 to 12/31/2015	13.57767	10.69070	199
01/01/2016 to 12/31/2016	10.69070	12.99168	47
01/01/2017 to 12/31/2017	12.99168	13.97530	53
01/01/2018 to 12/31/2018	13.97530	11.35656	0
01/01/2019 to 12/31/2019	11.35656	12.94200	3
01/01/2020 to 12/31/2020	12.94200	12.33961	4
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	15.90270	14.97267	0
01/01/2012 to 12/31/2012	14.97267	17.28766	0
01/01/2013 to 12/31/2013	17.28766	22.32258	0
01/01/2014 to 12/31/2014	22.32258	25.02599	0
01/01/2015 to 12/31/2015	25.02599	22.79080	0
01/01/2016 to 12/31/2016	22.79080	25.33591	0
01/01/2017 to 12/31/2017	25.33591	29.28602	0
01/01/2018 to 12/31/2018	29.28602	23.83476	0
01/01/2019 to 12/31/2019	23.83476	27.69171	0
01/01/2020 to 12/31/2020	27.69171	25.43336	0
AST Wellington Management Hedged Equity Portfolio
01/01/2011 to 12/31/2011	14.22692	13.39426	14,685
01/01/2012 to 12/31/2012	13.39426	14.49827	11,592
01/01/2013 to 12/31/2013	14.49827	17.03647	3,070
01/01/2014 to 12/31/2014	17.03647	17.52718	10,637
01/01/2015 to 12/31/2015	17.52718	16.98316	7,289
01/01/2016 to 12/31/2016	16.98316	17.64239	3,331
01/01/2017 to 12/31/2017	17.64239	19.54361	7,182
01/01/2018 to 12/31/2018	19.54361	18.10258	4,005
01/01/2019 to 12/31/2019	18.10258	21.28075	9,790
01/01/2020 to 12/31/2020	21.28075	22.13332	10,396

A-22

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	11.27536	11.65803	47
01/01/2012 to 12/31/2012	11.65803	12.26034	82
01/01/2013 to 12/31/2013	12.26034	11.77700	29
01/01/2014 to 12/31/2014	11.77700	12.31072	92
01/01/2015 to 12/31/2015	12.31072	12.15293	69
01/01/2016 to 12/31/2016	12.15293	12.46170	0
01/01/2017 to 12/31/2017	12.46170	12.91922	22
01/01/2018 to 12/31/2018	12.91922	12.31097	0
01/01/2019 to 12/31/2019	12.31097	13.48161	0
01/01/2020 to 12/31/2020	13.48161	14.21240	2
*Denotes the start date of these sub-accounts

A-23

PREMIER L SERIES
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.50%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.31243	9.89009	15,924,672
01/01/2012 to 12/31/2012	9.89009	10.96824	17,989,522
01/01/2013 to 12/31/2013	10.96824	11.88394	16,308,571
01/01/2014 to 12/31/2014	11.88394	12.15543	14,221,492
01/01/2015 to 12/31/2015	12.15543	11.59033	11,372,054
01/01/2016 to 12/31/2016	11.59033	12.14292	9,922,643
01/01/2017 to 12/31/2017	12.14292	13.46955	9,818,015
01/01/2018 to 12/31/2018	13.46955	12.18986	6,690,956
01/01/2019 to 12/31/2019	12.18986	13.93792	7,574,149
01/01/2020 to 12/31/2020	13.93792	14.31121	7,349,215
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.91538	10.76640	10,002,302
01/01/2012 to 12/31/2012	10.76640	12.05491	11,353,527
01/01/2013 to 12/31/2013	12.05491	13.84312	11,185,176
01/01/2014 to 12/31/2014	13.84312	14.47156	10,251,150
01/01/2015 to 12/31/2015	14.47156	14.37216	9,379,704
01/01/2016 to 12/31/2016	14.37216	15.16654	8,705,608
01/01/2017 to 12/31/2017	15.16654	17.47224	8,149,211
01/01/2018 to 12/31/2018	17.47224	16.19937	7,112,759
01/01/2019 to 12/31/2019	16.19937	19.44880	6,728,764
01/01/2020 to 12/31/2020	19.44880	21.20785	6,127,753
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	9.85912	9.53718	7,957,109
01/01/2012 to 12/31/2012	9.53718	10.36223	8,672,059
01/01/2013 to 12/31/2013	10.36223	11.47907	7,970,323
01/01/2014 to 12/31/2014	11.47907	11.89064	7,154,144
01/01/2015 to 12/31/2015	11.89064	11.69551	6,909,183
01/01/2016 to 12/31/2016	11.69551	12.07779	5,816,944
01/01/2017 to 12/31/2017	12.07779	13.83134	5,322,614
01/01/2018 to 12/31/2018	13.83134	12.54904	4,031,595
01/01/2019 to 12/31/2019	12.54904	14.59498	4,298,871
01/01/2020 to 12/31/2020	14.59498	16.40646	3,935,352
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.66999	10.38471	23,079,991
01/01/2012 to 12/31/2012	10.38471	11.50742	25,587,449
01/01/2013 to 12/31/2013	11.50742	13.33818	24,454,242
01/01/2014 to 12/31/2014	13.33818	13.99825	21,907,395
01/01/2015 to 12/31/2015	13.99825	13.85704	19,925,529
01/01/2016 to 12/31/2016	13.85704	14.51251	18,448,581
01/01/2017 to 12/31/2017	14.51251	16.42985	17,296,618
01/01/2018 to 12/31/2018	16.42985	15.38719	15,717,643
01/01/2019 to 12/31/2019	15.38719	18.10337	14,609,911
01/01/2020 to 12/31/2020	18.10337	19.93476	13,465,163

A-24

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99878	9.17771	355,070
01/01/2012 to 12/31/2012	9.17771	10.11758	779,818
01/01/2013 to 12/31/2013	10.11758	11.04981	819,691
01/01/2014 to 12/31/2014	11.04981	11.41945	715,339
01/01/2015 to 12/31/2015	11.41945	10.91317	618,659
01/01/2016 to 12/31/2016	10.91317	11.50063	520,952
01/01/2017 to 12/31/2017	11.50063	12.76018	512,259
01/01/2018 to 12/31/2018	12.76018	11.90701	372,278
01/01/2019 to 12/31/2019	11.90701	13.79813	405,019
01/01/2020 to 12/31/2020	13.79813	14.23816	376,014
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	11.86479	11.95240	258,790
01/01/2012 to 12/31/2012	11.95240	12.32842	309,319
01/01/2013 to 12/31/2013	12.32842	11.88219	294,666
01/01/2014 to 12/31/2014	11.88219	11.69537	230,013
01/01/2015 to 12/31/2015	11.69537	11.57819	206,218
01/01/2016 to 12/31/2016	11.57819	11.59452	189,534
01/01/2017 to 12/31/2017	11.59452	11.61836	201,932
01/01/2018 to 12/31/2018	11.61836	11.53107	155,633
01/01/2019 to 12/31/2019	11.53107	11.88583	249,799
01/01/2020 to 12/31/2020	11.88583	12.01001	342,835
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	12.91362	13.12736	3,845,025
01/01/2012 to 12/31/2012	13.12736	14.13877	4,825,223
01/01/2013 to 12/31/2013	14.13877	13.67387	4,663,978
01/01/2014 to 12/31/2014	13.67387	14.04184	4,067,015
01/01/2015 to 12/31/2015	14.04184	13.54264	3,551,744
01/01/2016 to 12/31/2016	13.54264	13.90703	3,315,958
01/01/2017 to 12/31/2017	13.90703	14.29969	3,518,053
01/01/2018 to 12/31/2018	14.29969	13.99427	2,890,984
01/01/2019 to 12/31/2019	13.99427	15.05942	3,204,466
01/01/2020 to 12/31/2020	15.05942	15.92967	3,287,897
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.14802	9.75559	25,060,857
01/01/2012 to 12/31/2012	9.75559	10.93015	30,373,528
01/01/2013 to 12/31/2013	10.93015	13.21096	32,827,447
01/01/2014 to 12/31/2014	13.21096	13.92614	31,699,219
01/01/2015 to 12/31/2015	13.92614	13.79354	30,120,047
01/01/2016 to 12/31/2016	13.79354	14.51907	28,246,379
01/01/2017 to 12/31/2017	14.51907	16.86416	27,555,433
01/01/2018 to 12/31/2018	16.86416	15.58057	24,149,790
01/01/2019 to 12/31/2019	15.58057	18.76532	23,089,205
01/01/2020 to 12/31/2020	18.76532	20.96895	20,885,962
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99878	11.68047	98,712
01/01/2014 to 12/31/2014	11.68047	13.07408	154,792
01/01/2015 to 12/31/2015	13.07408	12.42078	137,382
01/01/2016 to 12/31/2016	12.42078	14.06027	189,033
01/01/2017 to 12/31/2017	14.06027	16.40238	191,123
01/01/2018 to 12/31/2018	16.40238	15.38867	192,637
01/01/2019 to 12/31/2019	15.38867	19.86591	215,397
01/01/2020 to 12/31/2020	19.86591	20.49735	262,915

A-25

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	9.64413	9.02305	99,845
01/01/2012 to 12/31/2012	9.02305	11.27234	131,505
01/01/2013 to 12/31/2013	11.27234	11.58862	135,181
01/01/2014 to 12/31/2014	11.58862	13.00698	112,616
01/01/2015 to 12/31/2015	13.00698	12.80324	98,890
01/01/2016 to 12/31/2016	12.80324	12.72730	88,320
01/01/2017 to 12/31/2017	12.72730	13.90475	94,569
01/01/2018 to 12/31/2018	13.90475	13.05303	75,338
01/01/2019 to 12/31/2019	13.05303	16.09136	82,928
01/01/2020 to 12/31/2020	16.09136	15.38640	84,267
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	10.09166	10.59795	176,026
01/01/2012 to 12/31/2012	10.59795	12.04361	227,716
01/01/2013 to 12/31/2013	12.04361	12.23736	212,823
01/01/2014 to 12/31/2014	12.23736	15.78363	196,150
01/01/2015 to 12/31/2015	15.78363	16.30367	165,486
01/01/2016 to 12/31/2016	16.30367	16.83665	176,549
01/01/2017 to 12/31/2017	16.83665	17.62450	178,917
01/01/2018 to 12/31/2018	17.62450	16.53710	134,831
01/01/2019 to 12/31/2019	16.53710	21.37875	143,244
01/01/2020 to 12/31/2020	21.37875	20.46518	142,437
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	11.02430	8.65975	952,040
01/01/2012 to 12/31/2012	8.65975	10.06126	1,031,146
01/01/2013 to 12/31/2013	10.06126	9.93469	1,097,041
01/01/2014 to 12/31/2014	9.93469	9.32944	887,343
01/01/2015 to 12/31/2015	9.32944	7.65406	772,487
01/01/2016 to 12/31/2016	7.65406	8.47327	752,916
01/01/2017 to 12/31/2017	8.47327	10.55047	862,176
01/01/2018 to 12/31/2018	10.55047	8.93383	710,191
01/01/2019 to 12/31/2019	8.93383	9.97669	878,727
01/01/2020 to 12/31/2020	9.97669	10.22833	1,011,821
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	10.00230	9.70641	4,475,561
01/01/2012 to 12/31/2012	9.70641	10.57978	5,341,343
01/01/2013 to 12/31/2013	10.57978	11.96203	5,239,113
01/01/2014 to 12/31/2014	11.96203	12.15669	4,896,462
01/01/2015 to 12/31/2015	12.15669	12.09568	4,618,542
01/01/2016 to 12/31/2016	12.09568	12.42414	4,044,105
01/01/2017 to 12/31/2017	12.42414	14.25737	3,842,992
01/01/2018 to 12/31/2018	14.25737	12.95773	2,998,982
01/01/2019 to 12/31/2019	12.95773	15.31956	3,120,973
01/01/2020 to 12/31/2020	15.31956	16.41522	2,749,818
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99959	10.06997	192,730

A-26

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.19072	9.98931	5,817,980
01/01/2012 to 12/31/2012	9.98931	10.83837	6,410,498
01/01/2013 to 12/31/2013	10.83837	11.72689	5,935,357
01/01/2014 to 12/31/2014	11.72689	12.02047	5,116,636
01/01/2015 to 12/31/2015	12.02047	11.73512	4,512,533
01/01/2016 to 12/31/2016	11.73512	12.16975	4,043,171
01/01/2017 to 12/31/2017	12.16975	13.46326	3,956,835
01/01/2018 to 12/31/2018	13.46326	12.32711	2,859,375
01/01/2019 to 12/31/2019	12.32711	14.09084	3,243,245
01/01/2020 to 12/31/2020	14.09084	15.12736	3,097,824
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.93357	11.91052	322,577
01/01/2012 to 12/31/2012	11.91052	13.57541	479,630
01/01/2013 to 12/31/2013	13.57541	18.56597	528,738
01/01/2014 to 12/31/2014	18.56597	19.60819	463,565
01/01/2015 to 12/31/2015	19.60819	18.25699	461,060
01/01/2016 to 12/31/2016	18.25699	22.36098	423,998
01/01/2017 to 12/31/2017	22.36098	24.71659	433,508
01/01/2018 to 12/31/2018	24.71659	20.92468	371,735
01/01/2019 to 12/31/2019	20.92468	25.28201	395,159
01/01/2020 to 12/31/2020	25.28201	25.51521	414,644
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	10.38330	10.23237	2,091,652
01/01/2012 to 12/31/2012	10.23237	10.08177	1,797,133
01/01/2013 to 12/31/2013	10.08177	9.93241	1,240,359
01/01/2014 to 12/31/2014	9.93241	9.78601	1,247,583
01/01/2015 to 12/31/2015	9.78601	9.64125	1,415,302
01/01/2016 to 12/31/2016	9.64125	9.49902	1,495,362
01/01/2017 to 12/31/2017	9.49902	9.39083	1,153,056
01/01/2018 to 12/31/2018	9.39083	9.37159	1,113,029
01/01/2019 to 12/31/2019	9.37159	9.38911	1,340,443
01/01/2020 to 12/31/2020	9.38911	9.27082	1,894,301
AST High Yield Portfolio
01/01/2011 to 12/31/2011	11.70145	11.89455	199,952
01/01/2012 to 12/31/2012	11.89455	13.34449	291,634
01/01/2013 to 12/31/2013	13.34449	14.09138	297,962
01/01/2014 to 12/31/2014	14.09138	14.23830	222,492
01/01/2015 to 12/31/2015	14.23830	13.52798	183,724
01/01/2016 to 12/31/2016	13.52798	15.38063	190,420
01/01/2017 to 12/31/2017	15.38063	16.28618	191,910
01/01/2018 to 12/31/2018	16.28618	15.72553	162,084
01/01/2019 to 12/31/2019	15.72553	17.86357	175,410
01/01/2020 to 12/31/2020	17.86357	18.06347	157,832
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	7.97004	7.52387	188,784
01/01/2012 to 12/31/2012	7.52387	8.66421	213,275
01/01/2013 to 12/31/2013	8.66421	11.93878	306,610
01/01/2014 to 12/31/2014	11.93878	13.37925	277,994
01/01/2015 to 12/31/2015	13.37925	12.14865	320,002
01/01/2016 to 12/31/2016	12.14865	14.34970	338,351
01/01/2017 to 12/31/2017	14.34970	16.85168	361,025
01/01/2018 to 12/31/2018	16.85168	14.25177	308,785
01/01/2019 to 12/31/2019	14.25177	18.18653	332,532
01/01/2020 to 12/31/2020	18.18653	17.96633	337,854

A-27

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Growth Portfolio
01/01/2011 to 12/31/2011	9.18212	7.87741	337,483
01/01/2012 to 12/31/2012	7.87741	9.34153	410,303
01/01/2013 to 12/31/2013	9.34153	10.95737	469,523
01/01/2014 to 12/31/2014	10.95737	10.19900	405,674
01/01/2015 to 12/31/2015	10.19900	10.36453	359,224
01/01/2016 to 12/31/2016	10.36453	9.82585	327,330
01/01/2017 to 12/31/2017	9.82585	13.11052	381,462
01/01/2018 to 12/31/2018	13.11052	11.19390	321,407
01/01/2019 to 12/31/2019	11.19390	14.56979	361,224
01/01/2020 to 12/31/2020	14.56979	18.85035	340,730
AST International Value Portfolio
01/01/2011 to 12/31/2011	9.80419	8.44724	200,202
01/01/2012 to 12/31/2012	8.44724	9.71020	254,409
01/01/2013 to 12/31/2013	9.71020	11.42914	284,174
01/01/2014 to 12/31/2014	11.42914	10.50540	249,471
01/01/2015 to 12/31/2015	10.50540	10.43464	228,196
01/01/2016 to 12/31/2016	10.43464	10.34040	213,600
01/01/2017 to 12/31/2017	10.34040	12.51205	248,381
01/01/2018 to 12/31/2018	12.51205	10.33710	206,111
01/01/2019 to 12/31/2019	10.33710	12.22358	245,287
01/01/2020 to 12/31/2020	12.22358	11.96993	301,518
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	10.00306	9.79933	5,414,890
01/01/2012 to 12/31/2012	9.79933	10.96573	6,450,220
01/01/2013 to 12/31/2013	10.96573	12.56267	6,362,979
01/01/2014 to 12/31/2014	12.56267	13.16471	5,746,809
01/01/2015 to 12/31/2015	13.16471	12.83436	5,208,907
01/01/2016 to 12/31/2016	12.83436	13.30473	4,782,392
01/01/2017 to 12/31/2017	13.30473	15.33130	4,541,132
01/01/2018 to 12/31/2018	15.33130	13.99010	3,902,487
01/01/2019 to 12/31/2019	13.99010	16.46147	3,854,981
01/01/2020 to 12/31/2020	16.46147	18.35240	3,552,761
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	9.32582	8.34746	612,842
01/01/2012 to 12/31/2012	8.34746	10.02572	782,086
01/01/2013 to 12/31/2013	10.02572	11.39477	926,934
01/01/2014 to 12/31/2014	11.39477	10.51178	936,913
01/01/2015 to 12/31/2015	10.51178	10.06688	868,239
01/01/2016 to 12/31/2016	10.06688	10.11007	814,288
01/01/2017 to 12/31/2017	10.11007	12.91269	849,662
01/01/2018 to 12/31/2018	12.91269	10.49861	795,102
01/01/2019 to 12/31/2019	10.49861	13.15933	780,471
01/01/2020 to 12/31/2020	13.15933	14.66069	748,203
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	10.93339	10.79715	2,541,355
01/01/2012 to 12/31/2012	10.79715	11.77764	3,108,132
01/01/2013 to 12/31/2013	11.77764	12.88377	3,007,569
01/01/2014 to 12/31/2014	12.88377	13.38501	2,805,564
01/01/2015 to 12/31/2015	13.38501	13.16315	2,302,057
01/01/2016 to 12/31/2016	13.16315	13.46681	2,133,898
01/01/2017 to 12/31/2017	13.46681	14.87935	1,959,376
01/01/2018 to 12/31/2018	14.87935	13.90691	1,601,578
01/01/2019 to 12/31/2019	13.90691	15.70309	1,641,709
01/01/2020 to 12/31/2020	15.70309	17.22730	1,496,897

A-28

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.28842	11.19543	34,290
01/01/2012 to 12/31/2012	11.19543	12.70486	77,498
01/01/2013 to 12/31/2013	12.70486	17.08522	93,809
01/01/2014 to 12/31/2014	17.08522	18.43253	133,126
01/01/2015 to 12/31/2015	18.43253	20.09133	155,830
01/01/2016 to 12/31/2016	20.09133	19.50505	159,452
01/01/2017 to 12/31/2017	19.50505	26.10305	169,627
01/01/2018 to 12/31/2018	26.10305	25.30089	146,023
01/01/2019 to 12/31/2019	25.30089	33.05389	132,005
01/01/2020 to 12/31/2020	33.05389	50.16358	148,060
AST Large-Cap Core Portfolio
04/29/2013* to 12/31/2013	9.99878	11.69074	118
01/01/2014 to 12/31/2014	11.69074	13.27356	117
01/01/2015 to 12/31/2015	13.27356	13.27920	117
01/01/2016 to 12/31/2016	13.27920	14.50359	117
01/01/2017 to 12/31/2017	14.50359	17.34947	117
01/01/2018 to 12/31/2018	17.34947	15.86934	117
01/01/2019 to 12/31/2019	15.86934	19.57305	116
01/01/2020 to 12/31/2020	19.57305	21.43344	116
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	9.70112	9.47069	499,957
01/01/2012 to 12/31/2012	9.47069	10.47506	606,800
01/01/2013 to 12/31/2013	10.47506	14.09869	573,170
01/01/2014 to 12/31/2014	14.09869	15.36131	997,899
01/01/2015 to 12/31/2015	15.36131	16.65853	762,214
01/01/2016 to 12/31/2016	16.65853	17.32800	737,992
01/01/2017 to 12/31/2017	17.32800	22.70463	634,837
01/01/2018 to 12/31/2018	22.70463	21.76611	525,310
01/01/2019 to 12/31/2019	21.76611	28.22748	496,765
01/01/2020 to 12/31/2020	28.22748	36.59627	406,215
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	11.14683	10.63837	285,922
01/01/2012 to 12/31/2012	10.63837	12.89979	405,711
01/01/2013 to 12/31/2013	12.89979	16.22135	541,541
01/01/2014 to 12/31/2014	16.22135	16.56179	687,920
01/01/2015 to 12/31/2015	16.56179	16.07796	728,108
01/01/2016 to 12/31/2016	16.07796	16.96733	759,860
01/01/2017 to 12/31/2017	16.96733	20.70269	773,401
01/01/2018 to 12/31/2018	20.70269	18.44671	653,231
01/01/2019 to 12/31/2019	18.44671	23.61850	651,495
01/01/2020 to 12/31/2020	23.61850	26.56888	599,580
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99878	10.33587	458,278
01/01/2013 to 12/31/2013	10.33587	12.10927	448,242
01/01/2014 to 12/31/2014	12.10927	12.54341	470,137
01/01/2015 to 12/31/2015	12.54341	12.20458	369,248
01/01/2016 to 12/31/2016	12.20458	12.54430	356,541
01/01/2017 to 12/31/2017	12.54430	14.39781	307,798
01/01/2018 to 12/31/2018	14.39781	13.01016	261,653
01/01/2019 to 12/31/2019	13.01016	15.73559	288,996
01/01/2020 to 12/31/2020	15.73559	17.03378	283,955

A-29

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.06879	9.86114	248,819
01/01/2012 to 12/31/2012	9.86114	11.37499	184,024
01/01/2013 to 12/31/2013	11.37499	15.32063	171,884
01/01/2014 to 12/31/2014	15.32063	16.40889	155,761
01/01/2015 to 12/31/2015	16.40889	17.33506	119,047
01/01/2016 to 12/31/2016	17.33506	17.40575	133,451
01/01/2017 to 12/31/2017	17.40575	22.41538	139,045
01/01/2018 to 12/31/2018	22.41538	22.55707	143,300
01/01/2019 to 12/31/2019	22.55707	30.61964	154,008
01/01/2020 to 12/31/2020	30.61964	39.36131	140,990
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99878	10.20344	3,656
01/01/2013 to 12/31/2013	10.20344	13.52129	26,933
01/01/2014 to 12/31/2014	13.52129	14.68262	90,005
01/01/2015 to 12/31/2015	14.68262	14.36096	128,073
01/01/2016 to 12/31/2016	14.36096	16.05158	248,220
01/01/2017 to 12/31/2017	16.05158	18.55716	330,708
01/01/2018 to 12/31/2018	18.55716	16.42574	316,290
01/01/2019 to 12/31/2019	16.42574	20.93227	660,818
01/01/2020 to 12/31/2020	20.93227	21.42607	749,591
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.38123	11.83537	322,143
01/01/2012 to 12/31/2012	11.83537	13.94732	410,445
01/01/2013 to 12/31/2013	13.94732	18.16471	488,775
01/01/2014 to 12/31/2014	18.16471	19.95920	409,983
01/01/2015 to 12/31/2015	19.95920	18.54623	821,979
01/01/2016 to 12/31/2016	18.54623	18.57328	778,939
01/01/2017 to 12/31/2017	18.57328	23.25693	758,819
01/01/2018 to 12/31/2018	23.25693	21.91507	649,555
01/01/2019 to 12/31/2019	21.91507	28.10204	619,301
01/01/2020 to 12/31/2020	28.10204	37.33256	539,438
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	9.91264	9.52368	411,994
01/01/2012 to 12/31/2012	9.52368	10.98985	620,202
01/01/2013 to 12/31/2013	10.98985	15.37586	720,835
01/01/2014 to 12/31/2014	15.37586	17.30744	641,690
01/01/2015 to 12/31/2015	17.30744	16.09047	639,389
01/01/2016 to 12/31/2016	16.09047	18.74315	676,699
01/01/2017 to 12/31/2017	18.74315	21.01321	649,015
01/01/2018 to 12/31/2018	21.01321	17.29703	568,813
01/01/2019 to 12/31/2019	17.29703	20.62265	583,677
01/01/2020 to 12/31/2020	20.62265	19.95520	652,367
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.41546	11.35900	11,315,793
01/01/2012 to 12/31/2012	11.35900	12.35189	12,363,647
01/01/2013 to 12/31/2013	12.35189	13.29032	10,388,864
01/01/2014 to 12/31/2014	13.29032	13.85018	8,999,370
01/01/2015 to 12/31/2015	13.85018	13.66503	7,485,727
01/01/2016 to 12/31/2016	13.66503	14.20727	6,794,714
01/01/2017 to 12/31/2017	14.20727	15.41588	6,482,081
01/01/2018 to 12/31/2018	15.41588	14.75550	5,127,257
01/01/2019 to 12/31/2019	14.75550	16.68020	5,112,408
01/01/2020 to 12/31/2020	16.68020	17.92611	4,791,828

A-30

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01870	10.07372	17,766
01/01/2012 to 12/31/2012	10.07372	10.63032	121,118
01/01/2013 to 12/31/2013	10.63032	10.23100	195,354
01/01/2014 to 12/31/2014	10.23100	10.69075	297,028
01/01/2015 to 12/31/2015	10.69075	10.50456	449,823
01/01/2016 to 12/31/2016	10.50456	10.78522	281,561
01/01/2017 to 12/31/2017	10.78522	11.22878	338,958
01/01/2018 to 12/31/2018	11.22878	10.97204	338,871
01/01/2019 to 12/31/2019	10.97204	11.86430	414,079
01/01/2020 to 12/31/2020	11.86430	12.39608	582,357
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	9.62824	8.89662	9,469,011
01/01/2012 to 12/31/2012	8.89662	9.89749	11,869,245
01/01/2013 to 12/31/2013	9.89749	11.41147	12,191,818
01/01/2014 to 12/31/2014	11.41147	12.27686	11,438,176
01/01/2015 to 12/31/2015	12.27686	12.02133	19,899,395
01/01/2016 to 12/31/2016	12.02133	13.03964	18,355,510
01/01/2017 to 12/31/2017	13.03964	14.91535	31,245,155
01/01/2018 to 12/31/2018	14.91535	13.57761	25,048,683
01/01/2019 to 12/31/2019	13.57761	15.94246	26,044,031
01/01/2020 to 12/31/2020	15.94246	16.62683	23,732,104
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	8.87493	9.04620	89,383
01/01/2012 to 12/31/2012	9.04620	10.58828	138,418
01/01/2013 to 12/31/2013	10.58828	13.81472	207,868
01/01/2014 to 12/31/2014	13.81472	15.95344	225,092
01/01/2015 to 12/31/2015	15.95344	16.20156	219,584
01/01/2016 to 12/31/2016	16.20156	18.33239	233,570
01/01/2017 to 12/31/2017	18.33239	22.08115	213,391
01/01/2018 to 12/31/2018	22.08115	19.96566	210,850
01/01/2019 to 12/31/2019	19.96566	24.48313	197,341
01/01/2020 to 12/31/2020	24.48313	22.87021	153,410
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99878	8.91039	0
01/01/2012 to 12/31/2012	8.91039	9.93353	0
01/01/2013 to 12/31/2013	9.93353	11.97880	0
01/01/2014 to 12/31/2014	11.97880	12.56898	0
01/01/2015 to 12/31/2015	12.56898	12.40193	8,695
01/01/2016 to 12/31/2016	12.40193	12.99144	8,695
01/01/2017 to 12/31/2017	12.99144	15.12808	8,495
01/01/2018 to 12/31/2018	15.12808	13.93044	8,433
01/01/2019 to 12/31/2019	13.93044	16.63486	8,378
01/01/2020 to 12/31/2020	16.63486	18.28608	8,324
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	10.26015	8.78323	281,728
01/01/2012 to 12/31/2012	8.78323	10.39032	394,537
01/01/2013 to 12/31/2013	10.39032	14.41464	450,024
01/01/2014 to 12/31/2014	14.41464	14.90328	361,568
01/01/2015 to 12/31/2015	14.90328	14.87904	294,794
01/01/2016 to 12/31/2016	14.87904	15.78821	269,317
01/01/2017 to 12/31/2017	15.78821	19.86283	263,460
01/01/2018 to 12/31/2018	19.86283	17.44594	201,064
01/01/2019 to 12/31/2019	17.44594	23.45881	201,604
01/01/2020 to 12/31/2020	23.45881	31.24444	162,097

A-31

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.89669	11.60630	86,222
01/01/2012 to 12/31/2012	11.60630	12.82686	105,810
01/01/2013 to 12/31/2013	12.82686	17.08234	158,814
01/01/2014 to 12/31/2014	17.08234	17.47271	131,319
01/01/2015 to 12/31/2015	17.47271	17.34971	143,376
01/01/2016 to 12/31/2016	17.34971	19.15818	160,978
01/01/2017 to 12/31/2017	19.15818	23.39002	161,800
01/01/2018 to 12/31/2018	23.39002	21.10600	168,511
01/01/2019 to 12/31/2019	21.10600	27.05734	191,825
01/01/2020 to 12/31/2020	27.05734	39.55724	151,108
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.47614	9.70463	157,655
01/01/2012 to 12/31/2012	9.70463	11.29733	231,480
01/01/2013 to 12/31/2013	11.29733	15.29340	252,952
01/01/2014 to 12/31/2014	15.29340	15.86112	181,353
01/01/2015 to 12/31/2015	15.86112	14.95315	176,705
01/01/2016 to 12/31/2016	14.95315	19.03506	192,342
01/01/2017 to 12/31/2017	19.03506	20.13234	198,215
01/01/2018 to 12/31/2018	20.13234	16.44661	169,203
01/01/2019 to 12/31/2019	16.44661	19.76503	183,303
01/01/2020 to 12/31/2020	19.76503	19.64095	211,327
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.93099	10.98328	10,212,898
01/01/2012 to 12/31/2012	10.98328	12.28116	11,639,544
01/01/2013 to 12/31/2013	12.28116	14.13649	11,660,547
01/01/2014 to 12/31/2014	14.13649	14.74644	10,860,645
01/01/2015 to 12/31/2015	14.74644	14.53465	12,480,295
01/01/2016 to 12/31/2016	14.53465	15.40060	11,764,412
01/01/2017 to 12/31/2017	15.40060	17.51140	11,147,180
01/01/2018 to 12/31/2018	17.51140	16.33232	9,911,674
01/01/2019 to 12/31/2019	16.33232	19.44505	9,617,955
01/01/2020 to 12/31/2020	19.44505	21.55890	8,711,804
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.28037	10.92552	756,407
01/01/2012 to 12/31/2012	10.92552	12.65642	1,148,326
01/01/2013 to 12/31/2013	12.65642	17.95923	1,237,823
01/01/2014 to 12/31/2014	17.95923	19.17046	1,199,558
01/01/2015 to 12/31/2015	19.17046	20.69721	1,086,907
01/01/2016 to 12/31/2016	20.69721	20.94224	1,020,387
01/01/2017 to 12/31/2017	20.94224	28.45082	928,026
01/01/2018 to 12/31/2018	28.45082	29.11183	811,377
01/01/2019 to 12/31/2019	29.11183	36.77850	822,679
01/01/2020 to 12/31/2020	36.77850	50.65884	689,912
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	8.76694	8.59508	192,012
01/01/2012 to 12/31/2012	8.59508	9.60272	343,027
01/01/2013 to 12/31/2013	9.60272	12.73700	381,221
01/01/2014 to 12/31/2014	12.73700	12.74433	383,737
01/01/2015 to 12/31/2015	12.74433	11.79460	185,665
01/01/2016 to 12/31/2016	11.79460	12.33278	155,836
01/01/2017 to 12/31/2017	12.33278	14.16231	174,618
01/01/2018 to 12/31/2018	14.16231	12.59713	160,103
01/01/2019 to 12/31/2019	12.59713	15.63410	1,088,384
01/01/2020 to 12/31/2020	15.63410	15.72501	1,150,198

A-32

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	11.71991	9.82426	662,021
01/01/2012 to 12/31/2012	9.82426	10.02894	679,239
01/01/2013 to 12/31/2013	10.02894	11.40050	520,444
01/01/2014 to 12/31/2014	11.40050	10.29288	476,461
01/01/2015 to 12/31/2015	10.29288	8.18828	397,464
01/01/2016 to 12/31/2016	8.18828	10.05327	341,108
01/01/2017 to 12/31/2017	10.05327	10.92592	387,150
01/01/2018 to 12/31/2018	10.92592	8.97101	250,528
01/01/2019 to 12/31/2019	8.97101	10.32917	332,164
01/01/2020 to 12/31/2020	10.32917	9.95050	400,127
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.71178	10.18940	92,042
01/01/2012 to 12/31/2012	10.18940	11.88679	114,679
01/01/2013 to 12/31/2013	11.88679	15.50742	152,046
01/01/2014 to 12/31/2014	15.50742	17.56527	83,367
01/01/2015 to 12/31/2015	17.56527	16.16201	100,421
01/01/2016 to 12/31/2016	16.16201	18.15216	97,924
01/01/2017 to 12/31/2017	18.15216	21.19856	99,001
01/01/2018 to 12/31/2018	21.19856	17.43236	87,500
01/01/2019 to 12/31/2019	17.43236	20.46274	98,006
01/01/2020 to 12/31/2020	20.46274	18.98860	102,470
AST Wellington Management Hedged Equity Portfolio
01/01/2011 to 12/31/2011	9.34687	8.89064	860,753
01/01/2012 to 12/31/2012	8.89064	9.72324	1,511,926
01/01/2013 to 12/31/2013	9.72324	11.54369	2,317,519
01/01/2014 to 12/31/2014	11.54369	11.99911	2,400,113
01/01/2015 to 12/31/2015	11.99911	11.74700	2,015,506
01/01/2016 to 12/31/2016	11.74700	12.32886	1,721,008
01/01/2017 to 12/31/2017	12.32886	13.79831	1,622,098
01/01/2018 to 12/31/2018	13.79831	12.91398	1,330,585
01/01/2019 to 12/31/2019	12.91398	15.33829	1,278,921
01/01/2020 to 12/31/2020	15.33829	16.11780	1,232,179
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.88804	11.37369	858,288
01/01/2012 to 12/31/2012	11.37369	12.08535	1,085,512
01/01/2013 to 12/31/2013	12.08535	11.72899	1,231,180
01/01/2014 to 12/31/2014	11.72899	12.38744	1,229,309
01/01/2015 to 12/31/2015	12.38744	12.35523	1,247,357
01/01/2016 to 12/31/2016	12.35523	12.79980	1,477,443
01/01/2017 to 12/31/2017	12.79980	13.40657	1,695,916
01/01/2018 to 12/31/2018	13.40657	12.90825	2,120,543
01/01/2019 to 12/31/2019	12.90825	14.28182	2,337,874
01/01/2020 to 12/31/2020	14.28182	15.21168	2,349,492
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	9.99878	10.39242	0
01/01/2013 to 12/31/2013	10.39242	9.40592	0
01/01/2014 to 12/31/2014	9.40592	9.39234	0
01/01/2015 to 12/31/2015	9.39234	8.96822	0
01/01/2016 to 12/31/2016	8.96822	9.77302	0
01/01/2017 to 12/31/2017	9.77302	10.52471	0
01/01/2018 to 12/31/2018	10.52471	9.67702	0
01/01/2019 to 12/31/2019	9.67702	10.94987	0
01/01/2020 to 12/31/2020	10.94987	11.59140	0

A-33

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Consumer Goods Portfolio
01/01/2011 to 12/31/2011	10.63581	11.20680	15,457
01/01/2012 to 12/31/2012	11.20680	12.23984	17,508
01/01/2013 to 12/31/2013	12.23984	15.49003	6,844
01/01/2014 to 12/31/2014	15.49003	16.82194	8,804
01/01/2015 to 12/31/2015	16.82194	17.26330	10,295
01/01/2016 to 12/31/2016	17.26330	17.61149	33,874
01/01/2017 to 12/31/2017	17.61149	19.96417	26,481
01/01/2018 to 12/31/2018	19.96417	16.75617	15,095
01/01/2019 to 12/31/2019	16.75617	20.89350	20,123
01/01/2020 to 12/31/2020	20.89350	26.97680	15,060
ProFund VP Consumer Services
01/01/2011 to 12/31/2011	10.86622	11.29470	2,146
01/01/2012 to 12/31/2012	11.29470	13.58666	3,341
01/01/2013 to 12/31/2013	13.58666	18.72284	13,692
01/01/2014 to 12/31/2014	18.72284	20.74470	14,018
01/01/2015 to 12/31/2015	20.74470	21.39661	15,506
01/01/2016 to 12/31/2016	21.39661	21.96359	13,050
01/01/2017 to 12/31/2017	21.96359	25.61463	9,103
01/01/2018 to 12/31/2018	25.61463	25.38924	8,913
01/01/2019 to 12/31/2019	25.38924	31.17724	13,219
01/01/2020 to 12/31/2020	31.17724	39.42311	13,668
ProFund VP Financials
01/01/2011 to 12/31/2011	6.53605	5.54883	45,912
01/01/2012 to 12/31/2012	5.54883	6.81861	52,565
01/01/2013 to 12/31/2013	6.81861	8.87284	58,202
01/01/2014 to 12/31/2014	8.87284	9.87092	44,701
01/01/2015 to 12/31/2015	9.87092	9.57968	41,182
01/01/2016 to 12/31/2016	9.57968	10.88437	40,572
01/01/2017 to 12/31/2017	10.88437	12.67453	49,195
01/01/2018 to 12/31/2018	12.67453	11.18392	37,487
01/01/2019 to 12/31/2019	11.18392	14.35402	25,729
01/01/2020 to 12/31/2020	14.35402	13.89164	23,581
ProFund VP Health Care
01/01/2011 to 12/31/2011	9.96007	10.80547	40,256
01/01/2012 to 12/31/2012	10.80547	12.49836	49,987
01/01/2013 to 12/31/2013	12.49836	17.20941	64,979
01/01/2014 to 12/31/2014	17.20941	20.97331	55,929
01/01/2015 to 12/31/2015	20.97331	21.70136	60,705
01/01/2016 to 12/31/2016	21.70136	20.51480	56,153
01/01/2017 to 12/31/2017	20.51480	24.44040	52,593
01/01/2018 to 12/31/2018	24.44040	25.14527	41,546
01/01/2019 to 12/31/2019	25.14527	29.57257	38,353
01/01/2020 to 12/31/2020	29.57257	33.34183	39,500
ProFund VP Industrials
01/01/2011 to 12/31/2011	9.09853	8.80429	17,061
01/01/2012 to 12/31/2012	8.80429	10.04439	18,674
01/01/2013 to 12/31/2013	10.04439	13.67512	22,177
01/01/2014 to 12/31/2014	13.67512	14.22444	22,392
01/01/2015 to 12/31/2015	14.22444	13.53497	15,135
01/01/2016 to 12/31/2016	13.53497	15.67529	16,134
01/01/2017 to 12/31/2017	15.67529	18.90350	24,773
01/01/2018 to 12/31/2018	18.90350	16.24538	21,405
01/01/2019 to 12/31/2019	16.24538	20.88583	16,215
01/01/2020 to 12/31/2020	20.88583	24.02596	13,294

A-34

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Large-Cap Growth
01/01/2011 to 12/31/2011	9.58358	9.73772	46,951
01/01/2012 to 12/31/2012	9.73772	10.81361	50,340
01/01/2013 to 12/31/2013	10.81361	13.92084	64,446
01/01/2014 to 12/31/2014	13.92084	15.48812	74,202
01/01/2015 to 12/31/2015	15.48812	15.83242	42,472
01/01/2016 to 12/31/2016	15.83242	16.38129	40,077
01/01/2017 to 12/31/2017	16.38129	20.22193	32,640
01/01/2018 to 12/31/2018	20.22193	19.55091	27,704
01/01/2019 to 12/31/2019	19.55091	24.82682	30,590
01/01/2020 to 12/31/2020	24.82682	32.02517	28,401
ProFund VP Large-Cap Value
01/01/2011 to 12/31/2011	8.21947	7.99461	45,484
01/01/2012 to 12/31/2012	7.99461	9.09087	57,927
01/01/2013 to 12/31/2013	9.09087	11.63395	62,915
01/01/2014 to 12/31/2014	11.63395	12.66256	89,971
01/01/2015 to 12/31/2015	12.66256	11.88471	60,911
01/01/2016 to 12/31/2016	11.88471	13.51639	42,744
01/01/2017 to 12/31/2017	13.51639	15.10625	39,738
01/01/2018 to 12/31/2018	15.10625	13.30023	34,147
01/01/2019 to 12/31/2019	13.30023	17.00524	34,089
01/01/2020 to 12/31/2020	17.00524	16.74404	36,347
ProFund VP Mid-Cap Growth
01/01/2011 to 12/31/2011	10.70104	10.23808	21,183
01/01/2012 to 12/31/2012	10.23808	11.63796	25,685
01/01/2013 to 12/31/2013	11.63796	14.96601	34,556
01/01/2014 to 12/31/2014	14.96601	15.61362	26,266
01/01/2015 to 12/31/2015	15.61362	15.42651	28,874
01/01/2016 to 12/31/2016	15.42651	17.15610	23,335
01/01/2017 to 12/31/2017	17.15610	19.99757	21,965
01/01/2018 to 12/31/2018	19.99757	17.34065	19,708
01/01/2019 to 12/31/2019	17.34065	21.22607	21,212
01/01/2020 to 12/31/2020	21.22607	25.28243	19,315
ProFund VP Mid-Cap Value
01/01/2011 to 12/31/2011	9.90192	9.37296	26,149
01/01/2012 to 12/31/2012	9.37296	10.76386	28,088
01/01/2013 to 12/31/2013	10.76386	14.01527	28,579
01/01/2014 to 12/31/2014	14.01527	15.21446	23,762
01/01/2015 to 12/31/2015	15.21446	13.75676	20,425
01/01/2016 to 12/31/2016	13.75676	16.85314	18,066
01/01/2017 to 12/31/2017	16.85314	18.36619	17,324
01/01/2018 to 12/31/2018	18.36619	15.68868	13,744
01/01/2019 to 12/31/2019	15.68868	19.17922	13,647
01/01/2020 to 12/31/2020	19.17922	19.32983	16,361
ProFund VP Real Estate
01/01/2011 to 12/31/2011	8.55164	8.82559	21,515
01/01/2012 to 12/31/2012	8.82559	10.18798	22,569
01/01/2013 to 12/31/2013	10.18798	10.04669	16,768
01/01/2014 to 12/31/2014	10.04669	12.37455	14,991
01/01/2015 to 12/31/2015	12.37455	12.23117	10,237
01/01/2016 to 12/31/2016	12.23117	12.74071	10,099
01/01/2017 to 12/31/2017	12.74071	13.56333	7,433
01/01/2018 to 12/31/2018	13.56333	12.60049	5,076
01/01/2019 to 12/31/2019	12.60049	15.73624	4,989
01/01/2020 to 12/31/2020	15.73624	14.52818	7,075

A-35

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Small-Cap Growth
01/01/2011 to 12/31/2011	10.49669	10.47427	19,264
01/01/2012 to 12/31/2012	10.47427	11.60725	21,267
01/01/2013 to 12/31/2013	11.60725	16.05873	25,123
01/01/2014 to 12/31/2014	16.05873	16.16532	19,027
01/01/2015 to 12/31/2015	16.16532	16.11320	15,918
01/01/2016 to 12/31/2016	16.11320	19.08796	15,195
01/01/2017 to 12/31/2017	19.08796	21.24559	17,131
01/01/2018 to 12/31/2018	21.24559	19.72688	13,210
01/01/2019 to 12/31/2019	19.72688	23.15085	13,937
01/01/2020 to 12/31/2020	23.15085	26.77544	13,280
ProFund VP Small-Cap Value
01/01/2011 to 12/31/2011	10.25585	9.68994	14,343
01/01/2012 to 12/31/2012	9.68994	11.08892	15,688
01/01/2013 to 12/31/2013	11.08892	15.04112	16,256
01/01/2014 to 12/31/2014	15.04112	15.68046	12,437
01/01/2015 to 12/31/2015	15.68046	14.16986	11,389
01/01/2016 to 12/31/2016	14.16986	17.97836	9,301
01/01/2017 to 12/31/2017	17.97836	19.43352	7,817
01/01/2018 to 12/31/2018	19.43352	16.42314	8,712
01/01/2019 to 12/31/2019	16.42314	19.83135	8,434
01/01/2020 to 12/31/2020	19.83135	19.74563	9,279
ProFund VP Telecommunications
01/01/2011 to 12/31/2011	8.76916	8.80105	7,722
01/01/2012 to 12/31/2012	8.80105	10.10290	6,987
01/01/2013 to 12/31/2013	10.10290	11.15492	11,761
01/01/2014 to 12/31/2014	11.15492	11.05227	5,917
01/01/2015 to 12/31/2015	11.05227	11.05472	4,934
01/01/2016 to 12/31/2016	11.05472	13.25050	8,803
01/01/2017 to 12/31/2017	13.25050	12.77799	7,832
01/01/2018 to 12/31/2018	12.77799	10.68665	3,864
01/01/2019 to 12/31/2019	10.68665	12.08366	4,473
01/01/2020 to 12/31/2020	12.08366	12.28015	4,330
ProFund VP Utilities
01/01/2011 to 12/31/2011	8.22610	9.52393	22,325
01/01/2012 to 12/31/2012	9.52393	9.39609	35,421
01/01/2013 to 12/31/2013	9.39609	10.48966	31,569
01/01/2014 to 12/31/2014	10.48966	13.00966	26,804
01/01/2015 to 12/31/2015	13.00966	11.99668	22,414
01/01/2016 to 12/31/2016	11.99668	13.60181	29,263
01/01/2017 to 12/31/2017	13.60181	14.82717	24,296
01/01/2018 to 12/31/2018	14.82717	15.02819	17,462
01/01/2019 to 12/31/2019	15.02819	18.19308	18,777
01/01/2020 to 12/31/2020	18.19308	17.49401	20,172
*Denotes the start date of these sub-accounts

A-36

PREMIER L SERIES
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: With HD GRO 60 bps and Combo 5%/HAV 80 bps (2.90%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	13.22444	12.51061	1,884
01/01/2012 to 12/31/2012	12.51061	13.68527	2,606
01/01/2013 to 12/31/2013	13.68527	14.62619	404
01/01/2014 to 12/31/2014	14.62619	14.75673	1,658
01/01/2015 to 12/31/2015	14.75673	13.87915	1,149
01/01/2016 to 12/31/2016	13.87915	14.34345	591
01/01/2017 to 12/31/2017	14.34345	15.69464	912
01/01/2018 to 12/31/2018	15.69464	14.00905	0
01/01/2019 to 12/31/2019	14.00905	15.80006	0
01/01/2020 to 12/31/2020	15.80006	16.00245	0
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	13.64670	13.27764	876
01/01/2012 to 12/31/2012	13.27764	14.66386	1,019
01/01/2013 to 12/31/2013	14.66386	16.61010	112
01/01/2014 to 12/31/2014	16.61010	17.12780	145
01/01/2015 to 12/31/2015	17.12780	16.77860	5
01/01/2016 to 12/31/2016	16.77860	17.46563	0
01/01/2017 to 12/31/2017	17.46563	19.84800	0
01/01/2018 to 12/31/2018	19.84800	18.15028	0
01/01/2019 to 12/31/2019	18.15028	21.49457	0
01/01/2020 to 12/31/2020	21.49457	23.11978	0
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	12.91720	12.32571	6,383
01/01/2012 to 12/31/2012	12.32571	13.20927	5,925
01/01/2013 to 12/31/2013	13.20927	14.43386	1,725
01/01/2014 to 12/31/2014	14.43386	14.74796	2,899
01/01/2015 to 12/31/2015	14.74796	14.30840	1,945
01/01/2016 to 12/31/2016	14.30840	14.57555	871
01/01/2017 to 12/31/2017	14.57555	16.46545	1,122
01/01/2018 to 12/31/2018	16.46545	14.73439	252
01/01/2019 to 12/31/2019	14.73439	16.90342	851
01/01/2020 to 12/31/2020	16.90342	18.74289	592
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	13.07548	12.55314	12,110
01/01/2012 to 12/31/2012	12.55314	13.72063	12,393
01/01/2013 to 12/31/2013	13.72063	15.68712	3,178
01/01/2014 to 12/31/2014	15.68712	16.23920	7,483
01/01/2015 to 12/31/2015	16.23920	15.85665	5,405
01/01/2016 to 12/31/2016	15.85665	16.38129	2,123
01/01/2017 to 12/31/2017	16.38129	18.29393	1,541
01/01/2018 to 12/31/2018	18.29393	16.89834	0
01/01/2019 to 12/31/2019	16.89834	19.61096	0
01/01/2020 to 12/31/2020	19.61096	21.30115	0

A-37

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99765	9.09363	0
01/01/2012 to 12/31/2012	9.09363	9.88813	0
01/01/2013 to 12/31/2013	9.88813	10.65238	0
01/01/2014 to 12/31/2014	10.65238	10.85884	0
01/01/2015 to 12/31/2015	10.85884	10.23614	0
01/01/2016 to 12/31/2016	10.23614	10.64080	0
01/01/2017 to 12/31/2017	10.64080	11.64593	0
01/01/2018 to 12/31/2018	11.64593	10.71854	0
01/01/2019 to 12/31/2019	10.71854	12.25197	0
01/01/2020 to 12/31/2020	12.25197	12.47075	0
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	10.53072	10.46455	337
01/01/2012 to 12/31/2012	10.46455	10.64662	402
01/01/2013 to 12/31/2013	10.64662	10.12151	104
01/01/2014 to 12/31/2014	10.12151	9.82667	305
01/01/2015 to 12/31/2015	9.82667	9.59594	257
01/01/2016 to 12/31/2016	9.59594	9.47866	113
01/01/2017 to 12/31/2017	9.47866	9.36942	164
01/01/2018 to 12/31/2018	9.36942	9.17175	0
01/01/2019 to 12/31/2019	9.17175	9.32519	0
01/01/2020 to 12/31/2020	9.32519	9.29443	0
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	11.50858	11.54021	1,073
01/01/2012 to 12/31/2012	11.54021	12.25978	1,529
01/01/2013 to 12/31/2013	12.25978	11.69534	382
01/01/2014 to 12/31/2014	11.69534	11.84658	992
01/01/2015 to 12/31/2015	11.84658	11.26997	628
01/01/2016 to 12/31/2016	11.26997	11.41620	470
01/01/2017 to 12/31/2017	11.41620	11.57932	491
01/01/2018 to 12/31/2018	11.57932	11.17688	0
01/01/2019 to 12/31/2019	11.17688	11.86391	0
01/01/2020 to 12/31/2020	11.86391	12.37871	0
AST Bond Portfolio 2021
01/01/2011 to 12/31/2011	10.89415	12.73720	130,312
01/01/2012 to 12/31/2012	12.73720	13.21853	58,852
01/01/2013 to 12/31/2013	13.21853	11.94658	12,423
01/01/2014 to 12/31/2014	11.94658	12.50166	10,633
01/01/2015 to 12/31/2015	12.50166	12.36591	12,144
01/01/2016 to 12/31/2016	12.36591	12.26262	12,471
01/01/2017 to 12/31/2017	12.26262	12.10620	12,838
01/01/2018 to 12/31/2018	12.10620	11.77109	0
01/01/2019 to 12/31/2019	11.77109	12.01911	0
01/01/2020 to 12/31/2020	12.01911	12.04844	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	9.99765	11.89644	30,027
01/01/2012 to 12/31/2012	11.89644	12.23651	55,428
01/01/2013 to 12/31/2013	12.23651	10.73273	9,109
01/01/2014 to 12/31/2014	10.73273	11.51176	0
01/01/2015 to 12/31/2015	11.51176	11.42184	0
01/01/2016 to 12/31/2016	11.42184	11.30336	0
01/01/2017 to 12/31/2017	11.30336	11.15790	0
01/01/2018 to 12/31/2018	11.15790	10.82582	0
01/01/2019 to 12/31/2019	10.82582	11.14047	0
01/01/2020 to 12/31/2020	11.14047	11.36863	0

A-38

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	9.99688	10.29090	34,729
01/01/2013 to 12/31/2013	10.29090	8.98072	228,808
01/01/2014 to 12/31/2014	8.98072	9.82895	125,610
01/01/2015 to 12/31/2015	9.82895	9.81053	5,943
01/01/2016 to 12/31/2016	9.81053	9.71677	5,936
01/01/2017 to 12/31/2017	9.71677	9.60382	5,929
01/01/2018 to 12/31/2018	9.60382	9.30705	5,921
01/01/2019 to 12/31/2019	9.30705	9.63347	5,914
01/01/2020 to 12/31/2020	9.63347	9.99594	5,907
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	9.99843	8.65866	1,128
01/01/2014 to 12/31/2014	8.65866	9.64246	0
01/01/2015 to 12/31/2015	9.64246	9.63683	0
01/01/2016 to 12/31/2016	9.63683	9.54433	0
01/01/2017 to 12/31/2017	9.54433	9.43213	0
01/01/2018 to 12/31/2018	9.43213	9.10588	0
01/01/2019 to 12/31/2019	9.10588	9.55327	0
01/01/2020 to 12/31/2020	9.55327	10.08757	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	9.99843	11.18573	0
01/01/2015 to 12/31/2015	11.18573	11.08777	131,456
01/01/2016 to 12/31/2016	11.08777	11.04227	0
01/01/2017 to 12/31/2017	11.04227	10.92809	0
01/01/2018 to 12/31/2018	10.92809	10.54045	0
01/01/2019 to 12/31/2019	10.54045	11.13643	0
01/01/2020 to 12/31/2020	11.13643	12.05074	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	9.99843	9.83480	0
01/01/2016 to 12/31/2016	9.83480	9.75677	119,010
01/01/2017 to 12/31/2017	9.75677	9.71208	88,941
01/01/2018 to 12/31/2018	9.71208	9.33877	116,498
01/01/2019 to 12/31/2019	9.33877	9.98579	60,531
01/01/2020 to 12/31/2020	9.98579	10.74060	51,688
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	9.99688	9.77727	57,160
01/01/2017 to 12/31/2017	9.77727	9.75752	27,817
01/01/2018 to 12/31/2018	9.75752	9.36167	0
01/01/2019 to 12/31/2019	9.36167	10.07006	0
01/01/2020 to 12/31/2020	10.07006	10.94800	0
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	9.99687	9.93279	0
01/01/2018 to 12/31/2018	9.93279	9.45291	0
01/01/2019 to 12/31/2019	9.45291	10.25117	0
01/01/2020 to 12/31/2020	10.25117	11.42496	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	9.99687	9.56111	0
01/01/2019 to 12/31/2019	9.56111	10.43434	0
01/01/2020 to 12/31/2020	10.43434	11.79227	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	9.99843	11.11776	0
01/01/2020 to 12/31/2020	11.11776	12.37245	6,241
AST Bond Portfolio 2031
01/02/2020* to 12/31/2020	9.99844	11.00113	0

A-39

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	13.49380	12.79585	27,274
01/01/2012 to 12/31/2012	12.79585	14.14103	32,720
01/01/2013 to 12/31/2013	14.14103	16.85941	10,252
01/01/2014 to 12/31/2014	16.85941	17.53034	30,460
01/01/2015 to 12/31/2015	17.53034	17.12711	15,825
01/01/2016 to 12/31/2016	17.12711	17.78347	8,356
01/01/2017 to 12/31/2017	17.78347	20.37563	16,040
01/01/2018 to 12/31/2018	20.37563	18.56703	3,374
01/01/2019 to 12/31/2019	18.56703	22.05813	824
01/01/2020 to 12/31/2020	22.05813	24.31310	573
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99765	11.54451	0
01/01/2014 to 12/31/2014	11.54451	12.74610	0
01/01/2015 to 12/31/2015	12.74610	11.94443	0
01/01/2016 to 12/31/2016	11.94443	13.33769	0
01/01/2017 to 12/31/2017	13.33769	15.34847	0
01/01/2018 to 12/31/2018	15.34847	14.20276	0
01/01/2019 to 12/31/2019	14.20276	18.08560	0
01/01/2020 to 12/31/2020	18.08560	18.40657	0
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	16.19501	14.94613	0
01/01/2012 to 12/31/2012	14.94613	18.41732	0
01/01/2013 to 12/31/2013	18.41732	18.67631	0
01/01/2014 to 12/31/2014	18.67631	20.67708	0
01/01/2015 to 12/31/2015	20.67708	20.07626	0
01/01/2016 to 12/31/2016	20.07626	19.68654	0
01/01/2017 to 12/31/2017	19.68654	21.21604	0
01/01/2018 to 12/31/2018	21.21604	19.64379	0
01/01/2019 to 12/31/2019	19.64379	23.88702	0
01/01/2020 to 12/31/2020	23.88702	22.52964	0
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	18.05639	18.70485	289
01/01/2012 to 12/31/2012	18.70485	20.96661	417
01/01/2013 to 12/31/2013	20.96661	21.01402	120
01/01/2014 to 12/31/2014	21.01402	26.73535	242
01/01/2015 to 12/31/2015	26.73535	27.24049	122
01/01/2016 to 12/31/2016	27.24049	27.74967	0
01/01/2017 to 12/31/2017	27.74967	28.65410	0
01/01/2018 to 12/31/2018	28.65410	26.51803	0
01/01/2019 to 12/31/2019	26.51803	33.81555	0
01/01/2020 to 12/31/2020	33.81555	31.92969	0
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	17.49127	13.55286	892
01/01/2012 to 12/31/2012	13.55286	15.53151	1,274
01/01/2013 to 12/31/2013	15.53151	15.12734	296
01/01/2014 to 12/31/2014	15.12734	14.01233	767
01/01/2015 to 12/31/2015	14.01233	11.33933	551
01/01/2016 to 12/31/2016	11.33933	12.38282	248
01/01/2017 to 12/31/2017	12.38282	15.20931	246
01/01/2018 to 12/31/2018	15.20931	12.70220	0
01/01/2019 to 12/31/2019	12.70220	13.99203	0
01/01/2020 to 12/31/2020	13.99203	14.14968	0

A-40

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	13.59671	13.01536	1,912
01/01/2012 to 12/31/2012	13.01536	13.99302	1,903
01/01/2013 to 12/31/2013	13.99302	15.60599	417
01/01/2014 to 12/31/2014	15.60599	15.64405	257
01/01/2015 to 12/31/2015	15.64405	15.35376	217
01/01/2016 to 12/31/2016	15.35376	15.55677	95
01/01/2017 to 12/31/2017	15.55677	17.61000	138
01/01/2018 to 12/31/2018	17.61000	15.78563	0
01/01/2019 to 12/31/2019	15.78563	18.40901	0
01/01/2020 to 12/31/2020	18.40901	19.45715	0
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99922	10.05157	0
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	12.79587	12.37284	4,165
01/01/2012 to 12/31/2012	12.37284	13.24148	4,159
01/01/2013 to 12/31/2013	13.24148	14.13211	655
01/01/2014 to 12/31/2014	14.13211	14.28890	152
01/01/2015 to 12/31/2015	14.28890	13.75975	5
01/01/2016 to 12/31/2016	13.75975	14.07572	0
01/01/2017 to 12/31/2017	14.07572	15.36047	0
01/01/2018 to 12/31/2018	15.36047	13.87171	0
01/01/2019 to 12/31/2019	13.87171	15.64058	0
01/01/2020 to 12/31/2020	15.64058	16.56264	0
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	15.63815	15.39602	171
01/01/2012 to 12/31/2012	15.39602	17.30891	225
01/01/2013 to 12/31/2013	17.30891	23.35012	57
01/01/2014 to 12/31/2014	23.35012	24.32540	0
01/01/2015 to 12/31/2015	24.32540	22.34072	0
01/01/2016 to 12/31/2016	22.34072	26.99147	0
01/01/2017 to 12/31/2017	26.99147	29.43016	0
01/01/2018 to 12/31/2018	29.43016	24.57387	0
01/01/2019 to 12/31/2019	24.57387	29.28727	0
01/01/2020 to 12/31/2020	29.28727	29.15527	0
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	9.54203	9.27565	0
01/01/2012 to 12/31/2012	9.27565	9.01439	0
01/01/2013 to 12/31/2013	9.01439	8.76033	0
01/01/2014 to 12/31/2014	8.76033	8.51349	0
01/01/2015 to 12/31/2015	8.51349	8.27358	0
01/01/2016 to 12/31/2016	8.27358	8.04105	0
01/01/2017 to 12/31/2017	8.04105	7.84150	0
01/01/2018 to 12/31/2018	7.84150	7.71836	0
01/01/2019 to 12/31/2019	7.71836	7.62767	0
01/01/2020 to 12/31/2020	7.62767	7.42933	0

A-41

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2011 to 12/31/2011	13.73475	13.77187	194
01/01/2012 to 12/31/2012	13.77187	15.23997	233
01/01/2013 to 12/31/2013	15.23997	15.87391	59
01/01/2014 to 12/31/2014	15.87391	15.82100	0
01/01/2015 to 12/31/2015	15.82100	14.82713	0
01/01/2016 to 12/31/2016	14.82713	16.62887	0
01/01/2017 to 12/31/2017	16.62887	17.36890	0
01/01/2018 to 12/31/2018	17.36890	16.54149	0
01/01/2019 to 12/31/2019	16.54149	18.53481	0
01/01/2020 to 12/31/2020	18.53481	18.48719	0
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	13.93094	12.97247	0
01/01/2012 to 12/31/2012	12.97247	14.73501	0
01/01/2013 to 12/31/2013	14.73501	20.02801	0
01/01/2014 to 12/31/2014	20.02801	22.13913	0
01/01/2015 to 12/31/2015	22.13913	19.82910	0
01/01/2016 to 12/31/2016	19.82910	23.10377	0
01/01/2017 to 12/31/2017	23.10377	26.76418	0
01/01/2018 to 12/31/2018	26.76418	22.32506	0
01/01/2019 to 12/31/2019	22.32506	28.10136	0
01/01/2020 to 12/31/2020	28.10136	27.38311	0
AST International Growth Portfolio
01/01/2011 to 12/31/2011	14.69146	12.43255	57
01/01/2012 to 12/31/2012	12.43255	14.54213	94
01/01/2013 to 12/31/2013	14.54213	16.82548	0
01/01/2014 to 12/31/2014	16.82548	15.44772	0
01/01/2015 to 12/31/2015	15.44772	15.48494	0
01/01/2016 to 12/31/2016	15.48494	14.48094	0
01/01/2017 to 12/31/2017	14.48094	19.05997	0
01/01/2018 to 12/31/2018	19.05997	16.05070	0
01/01/2019 to 12/31/2019	16.05070	20.60721	0
01/01/2020 to 12/31/2020	20.60721	26.29899	0
AST International Value Portfolio
01/01/2011 to 12/31/2011	14.07233	11.95986	57
01/01/2012 to 12/31/2012	11.95986	13.56045	94
01/01/2013 to 12/31/2013	13.56045	15.74384	0
01/01/2014 to 12/31/2014	15.74384	14.27428	0
01/01/2015 to 12/31/2015	14.27428	13.98525	0
01/01/2016 to 12/31/2016	13.98525	13.67097	0
01/01/2017 to 12/31/2017	13.67097	16.31782	0
01/01/2018 to 12/31/2018	16.31782	13.29672	0
01/01/2019 to 12/31/2019	13.29672	15.50932	0
01/01/2020 to 12/31/2020	15.50932	14.98086	0
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	13.47799	13.02412	859
01/01/2012 to 12/31/2012	13.02412	14.37559	1,214
01/01/2013 to 12/31/2013	14.37559	16.24506	525
01/01/2014 to 12/31/2014	16.24506	16.79199	974
01/01/2015 to 12/31/2015	16.79199	16.14776	669
01/01/2016 to 12/31/2016	16.14776	16.51251	324
01/01/2017 to 12/31/2017	16.51251	18.76953	584
01/01/2018 to 12/31/2018	18.76953	16.89308	8
01/01/2019 to 12/31/2019	16.89308	19.60690	40
01/01/2020 to 12/31/2020	19.60690	21.56186	41

A-42

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	14.08039	12.43189	429
01/01/2012 to 12/31/2012	12.43189	14.72777	549
01/01/2013 to 12/31/2013	14.72777	16.51139	79
01/01/2014 to 12/31/2014	16.51139	15.02462	233
01/01/2015 to 12/31/2015	15.02462	14.19299	196
01/01/2016 to 12/31/2016	14.19299	14.06042	86
01/01/2017 to 12/31/2017	14.06042	17.71463	125
01/01/2018 to 12/31/2018	17.71463	14.20557	0
01/01/2019 to 12/31/2019	14.20557	17.56348	0
01/01/2020 to 12/31/2020	17.56348	19.30098	0
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	12.10548	11.79238	128
01/01/2012 to 12/31/2012	11.79238	12.68783	209
01/01/2013 to 12/31/2013	12.68783	13.69062	0
01/01/2014 to 12/31/2014	13.69062	14.02975	0
01/01/2015 to 12/31/2015	14.02975	13.60941	0
01/01/2016 to 12/31/2016	13.60941	13.73448	0
01/01/2017 to 12/31/2017	13.73448	14.96923	0
01/01/2018 to 12/31/2018	14.96923	13.79932	0
01/01/2019 to 12/31/2019	13.79932	15.36955	0
01/01/2020 to 12/31/2020	15.36955	16.63204	0
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.11489	10.87371	0
01/01/2012 to 12/31/2012	10.87371	12.17150	0
01/01/2013 to 12/31/2013	12.17150	16.14539	0
01/01/2014 to 12/31/2014	16.14539	17.18161	0
01/01/2015 to 12/31/2015	17.18161	18.47302	0
01/01/2016 to 12/31/2016	18.47302	17.69062	0
01/01/2017 to 12/31/2017	17.69062	23.35406	0
01/01/2018 to 12/31/2018	23.35406	22.32655	0
01/01/2019 to 12/31/2019	22.32655	28.77131	0
01/01/2020 to 12/31/2020	28.77131	43.07097	0
AST Large-Cap Core Portfolio
04/29/2013* to 12/31/2013	9.99765	11.58209	0
01/01/2014 to 12/31/2014	11.58209	12.97130	0
01/01/2015 to 12/31/2015	12.97130	12.80021	0
01/01/2016 to 12/31/2016	12.80021	13.79086	0
01/01/2017 to 12/31/2017	13.79086	16.27330	0
01/01/2018 to 12/31/2018	16.27330	14.68117	0
01/01/2019 to 12/31/2019	14.68117	17.86128	0
01/01/2020 to 12/31/2020	17.86128	19.29270	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	14.72189	14.17691	0
01/01/2012 to 12/31/2012	14.17691	15.46657	0
01/01/2013 to 12/31/2013	15.46657	20.53389	0
01/01/2014 to 12/31/2014	20.53389	22.06848	0
01/01/2015 to 12/31/2015	22.06848	23.60668	0
01/01/2016 to 12/31/2016	23.60668	24.22231	0
01/01/2017 to 12/31/2017	24.22231	31.30800	0
01/01/2018 to 12/31/2018	31.30800	29.60288	0
01/01/2019 to 12/31/2019	29.60288	37.86846	0
01/01/2020 to 12/31/2020	37.86846	48.42799	0

A-43

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	14.47925	13.63097	177
01/01/2012 to 12/31/2012	13.63097	16.30309	250
01/01/2013 to 12/31/2013	16.30309	20.22206	0
01/01/2014 to 12/31/2014	20.22206	20.36548	0
01/01/2015 to 12/31/2015	20.36548	19.50145	0
01/01/2016 to 12/31/2016	19.50145	20.30110	62
01/01/2017 to 12/31/2017	20.30110	24.43446	49
01/01/2018 to 12/31/2018	24.43446	21.47369	0
01/01/2019 to 12/31/2019	21.47369	27.12015	0
01/01/2020 to 12/31/2020	27.12015	30.09291	0
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99766	10.24037	0
01/01/2013 to 12/31/2013	10.24037	11.83415	0
01/01/2014 to 12/31/2014	11.83415	12.09158	0
01/01/2015 to 12/31/2015	12.09158	11.60482	0
01/01/2016 to 12/31/2016	11.60482	11.76601	0
01/01/2017 to 12/31/2017	11.76601	13.32137	0
01/01/2018 to 12/31/2018	13.32137	11.87275	0
01/01/2019 to 12/31/2019	11.87275	14.16458	0
01/01/2020 to 12/31/2020	14.16458	15.12444	0
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	13.25078	12.80149	118
01/01/2012 to 12/31/2012	12.80149	14.56538	133
01/01/2013 to 12/31/2013	14.56538	19.35080	61
01/01/2014 to 12/31/2014	19.35080	20.44340	0
01/01/2015 to 12/31/2015	20.44340	21.30341	0
01/01/2016 to 12/31/2016	21.30341	21.10004	0
01/01/2017 to 12/31/2017	21.10004	26.80449	0
01/01/2018 to 12/31/2018	26.80449	26.60470	0
01/01/2019 to 12/31/2019	26.60470	35.62287	0
01/01/2020 to 12/31/2020	35.62287	45.17017	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99766	10.15162	0
01/01/2013 to 12/31/2013	10.15162	13.26974	0
01/01/2014 to 12/31/2014	13.26974	14.21340	0
01/01/2015 to 12/31/2015	14.21340	13.71289	0
01/01/2016 to 12/31/2016	13.71289	15.11929	0
01/01/2017 to 12/31/2017	15.11929	17.24237	0
01/01/2018 to 12/31/2018	17.24237	15.05298	0
01/01/2019 to 12/31/2019	15.05298	18.92181	0
01/01/2020 to 12/31/2020	18.92181	19.10450	0
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	15.62225	14.73060	121
01/01/2012 to 12/31/2012	14.73060	17.12252	157
01/01/2013 to 12/31/2013	17.12252	21.99681	0
01/01/2014 to 12/31/2014	21.99681	23.84113	0
01/01/2015 to 12/31/2015	23.84113	21.85178	0
01/01/2016 to 12/31/2016	21.85178	21.58651	0
01/01/2017 to 12/31/2017	21.58651	26.66365	0
01/01/2018 to 12/31/2018	26.66365	24.78108	0
01/01/2019 to 12/31/2019	24.78108	31.34484	0
01/01/2020 to 12/31/2020	31.34484	41.07410	0

A-44

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	16.37056	15.51464	100
01/01/2012 to 12/31/2012	15.51464	17.65898	113
01/01/2013 to 12/31/2013	17.65898	24.37077	52
01/01/2014 to 12/31/2014	24.37077	27.05898	0
01/01/2015 to 12/31/2015	27.05898	24.81389	0
01/01/2016 to 12/31/2016	24.81389	28.51263	0
01/01/2017 to 12/31/2017	28.51263	31.53248	0
01/01/2018 to 12/31/2018	31.53248	25.60041	0
01/01/2019 to 12/31/2019	25.60041	30.10732	0
01/01/2020 to 12/31/2020	30.10732	28.73634	0
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	12.40842	12.17950	14,595
01/01/2012 to 12/31/2012	12.17950	13.06345	13,567
01/01/2013 to 12/31/2013	13.06345	13.86479	1,785
01/01/2014 to 12/31/2014	13.86479	14.25219	4,606
01/01/2015 to 12/31/2015	14.25219	13.87036	3,187
01/01/2016 to 12/31/2016	13.87036	14.22518	1,590
01/01/2017 to 12/31/2017	14.22518	15.22584	274
01/01/2018 to 12/31/2018	15.22584	14.37418	0
01/01/2019 to 12/31/2019	14.37418	16.02808	0
01/01/2020 to 12/31/2020	16.02808	16.99089	0
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01757	10.04992	0
01/01/2012 to 12/31/2012	10.04992	10.46050	0
01/01/2013 to 12/31/2013	10.46050	9.93057	0
01/01/2014 to 12/31/2014	9.93057	10.23568	0
01/01/2015 to 12/31/2015	10.23568	9.92049	0
01/01/2016 to 12/31/2016	9.92049	10.04741	0
01/01/2017 to 12/31/2017	10.04741	10.31864	0
01/01/2018 to 12/31/2018	10.31864	9.94465	0
01/01/2019 to 12/31/2019	9.94465	10.60712	0
01/01/2020 to 12/31/2020	10.60712	10.93178	0
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	13.98889	12.75026	9,829
01/01/2012 to 12/31/2012	12.75026	13.99125	13,083
01/01/2013 to 12/31/2013	13.99125	15.91194	4,075
01/01/2014 to 12/31/2014	15.91194	16.88571	8,302
01/01/2015 to 12/31/2015	16.88571	16.30914	6,797
01/01/2016 to 12/31/2016	16.30914	17.45058	3,496
01/01/2017 to 12/31/2017	17.45058	19.69018	5,093
01/01/2018 to 12/31/2018	19.69018	17.67886	347
01/01/2019 to 12/31/2019	17.67886	20.47565	1,867
01/01/2020 to 12/31/2020	20.47565	21.06400	1,895
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	14.24535	14.32313	0
01/01/2012 to 12/31/2012	14.32313	16.53620	0
01/01/2013 to 12/31/2013	16.53620	21.28161	0
01/01/2014 to 12/31/2014	21.28161	24.24195	0
01/01/2015 to 12/31/2015	24.24195	24.28404	0
01/01/2016 to 12/31/2016	24.28404	27.10512	0
01/01/2017 to 12/31/2017	27.10512	32.20511	0
01/01/2018 to 12/31/2018	32.20511	28.72105	0
01/01/2019 to 12/31/2019	28.72105	34.74043	0
01/01/2020 to 12/31/2020	34.74043	32.00977	0

A-45

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99765	8.82882	0
01/01/2012 to 12/31/2012	8.82882	9.70841	0
01/01/2013 to 12/31/2013	9.70841	11.54802	0
01/01/2014 to 12/31/2014	11.54802	11.95215	0
01/01/2015 to 12/31/2015	11.95215	11.63267	0
01/01/2016 to 12/31/2016	11.63267	12.02034	0
01/01/2017 to 12/31/2017	12.02034	13.80761	0
01/01/2018 to 12/31/2018	13.80761	12.54051	0
01/01/2019 to 12/31/2019	12.54051	14.77141	0
01/01/2020 to 12/31/2020	14.77141	16.01685	0
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	16.63865	14.05001	0
01/01/2012 to 12/31/2012	14.05001	16.39412	0
01/01/2013 to 12/31/2013	16.39412	22.43449	0
01/01/2014 to 12/31/2014	22.43449	22.87941	0
01/01/2015 to 12/31/2015	22.87941	22.53136	0
01/01/2016 to 12/31/2016	22.53136	23.58370	0
01/01/2017 to 12/31/2017	23.58370	29.26788	0
01/01/2018 to 12/31/2018	29.26788	25.35432	0
01/01/2019 to 12/31/2019	25.35432	33.62911	0
01/01/2020 to 12/31/2020	33.62911	44.18120	0
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	17.32359	16.67116	60
01/01/2012 to 12/31/2012	16.67116	18.17307	98
01/01/2013 to 12/31/2013	18.17307	23.87319	0
01/01/2014 to 12/31/2014	23.87319	24.08633	0
01/01/2015 to 12/31/2015	24.08633	23.59132	0
01/01/2016 to 12/31/2016	23.59132	25.69692	0
01/01/2017 to 12/31/2017	25.69692	30.94770	0
01/01/2018 to 12/31/2018	30.94770	27.54315	0
01/01/2019 to 12/31/2019	27.54315	34.82917	0
01/01/2020 to 12/31/2020	34.82917	50.22749	0
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	15.76516	14.40570	0
01/01/2012 to 12/31/2012	14.40570	16.54135	0
01/01/2013 to 12/31/2013	16.54135	22.08772	0
01/01/2014 to 12/31/2014	22.08772	22.59599	0
01/01/2015 to 12/31/2015	22.59599	21.01258	0
01/01/2016 to 12/31/2016	21.01258	26.38578	0
01/01/2017 to 12/31/2017	26.38578	27.52817	0
01/01/2018 to 12/31/2018	27.52817	22.18044	0
01/01/2019 to 12/31/2019	22.18044	26.29322	0
01/01/2020 to 12/31/2020	26.29322	25.77244	0
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	13.09769	12.98178	5,981
01/01/2012 to 12/31/2012	12.98178	14.31783	8,172
01/01/2013 to 12/31/2013	14.31783	16.25663	1,624
01/01/2014 to 12/31/2014	16.25663	16.72736	3,516
01/01/2015 to 12/31/2015	16.72736	16.26270	2,134
01/01/2016 to 12/31/2016	16.26270	16.99787	1,192
01/01/2017 to 12/31/2017	16.99787	19.06553	2,369
01/01/2018 to 12/31/2018	19.06553	17.53834	134
01/01/2019 to 12/31/2019	17.53834	20.59680	628
01/01/2020 to 12/31/2020	20.59680	22.52519	701

A-46

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	14.73561	14.07817	542
01/01/2012 to 12/31/2012	14.07817	16.08630	787
01/01/2013 to 12/31/2013	16.08630	22.51592	170
01/01/2014 to 12/31/2014	22.51592	23.70742	384
01/01/2015 to 12/31/2015	23.70742	25.24725	188
01/01/2016 to 12/31/2016	25.24725	25.19945	0
01/01/2017 to 12/31/2017	25.19945	33.77027	0
01/01/2018 to 12/31/2018	33.77027	34.08194	0
01/01/2019 to 12/31/2019	34.08194	42.47164	0
01/01/2020 to 12/31/2020	42.47164	57.70547	0
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	13.86830	13.41167	0
01/01/2012 to 12/31/2012	13.41167	14.77963	0
01/01/2013 to 12/31/2013	14.77963	19.33716	0
01/01/2014 to 12/31/2014	19.33716	19.08488	0
01/01/2015 to 12/31/2015	19.08488	17.42223	0
01/01/2016 to 12/31/2016	17.42223	17.96996	0
01/01/2017 to 12/31/2017	17.96996	20.35588	0
01/01/2018 to 12/31/2018	20.35588	17.85829	0
01/01/2019 to 12/31/2019	17.85829	21.86209	0
01/01/2020 to 12/31/2020	21.86209	21.68986	0
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	16.01918	13.24576	456
01/01/2012 to 12/31/2012	13.24576	13.33724	634
01/01/2013 to 12/31/2013	13.33724	14.95489	134
01/01/2014 to 12/31/2014	14.95489	13.31801	369
01/01/2015 to 12/31/2015	13.31801	10.45048	286
01/01/2016 to 12/31/2016	10.45048	12.65667	83
01/01/2017 to 12/31/2017	12.65667	13.56881	121
01/01/2018 to 12/31/2018	13.56881	10.98847	0
01/01/2019 to 12/31/2019	10.98847	12.47994	0
01/01/2020 to 12/31/2020	12.47994	11.85848	0
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	15.81268	14.83729	0
01/01/2012 to 12/31/2012	14.83729	17.07294	0
01/01/2013 to 12/31/2013	17.07294	21.97029	0
01/01/2014 to 12/31/2014	21.97029	24.54728	0
01/01/2015 to 12/31/2015	24.54728	22.27879	0
01/01/2016 to 12/31/2016	22.27879	24.68281	0
01/01/2017 to 12/31/2017	24.68281	28.43450	0
01/01/2018 to 12/31/2018	28.43450	23.06243	0
01/01/2019 to 12/31/2019	23.06243	26.70336	0
01/01/2020 to 12/31/2020	26.70336	24.44198	0
AST Wellington Management Hedged Equity Portfolio
01/01/2011 to 12/31/2011	14.14635	13.27322	0
01/01/2012 to 12/31/2012	13.27322	14.31824	0
01/01/2013 to 12/31/2013	14.31824	16.76765	0
01/01/2014 to 12/31/2014	16.76765	17.19202	0
01/01/2015 to 12/31/2015	17.19202	16.60164	0
01/01/2016 to 12/31/2016	16.60164	17.18755	0
01/01/2017 to 12/31/2017	17.18755	18.97512	0
01/01/2018 to 12/31/2018	18.97512	17.51589	0
01/01/2019 to 12/31/2019	17.51589	20.52115	0
01/01/2020 to 12/31/2020	20.52115	21.27072	0

A-47

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	11.21130	11.55237	1,315
01/01/2012 to 12/31/2012	11.55237	12.10765	1,567
01/01/2013 to 12/31/2013	12.10765	11.59075	406
01/01/2014 to 12/31/2014	11.59075	12.07478	1,187
01/01/2015 to 12/31/2015	12.07478	11.87956	1,003
01/01/2016 to 12/31/2016	11.87956	12.14013	440
01/01/2017 to 12/31/2017	12.14013	12.54314	639
01/01/2018 to 12/31/2018	12.54314	11.91180	0
01/01/2019 to 12/31/2019	11.91180	13.00002	0
01/01/2020 to 12/31/2020	13.00002	13.65796	0
ProFund VP Consumer Goods Portfolio
01/01/2011 to 12/31/2011	14.26310	14.82473	0
01/01/2012 to 12/31/2012	14.82473	15.97032	0
01/01/2013 to 12/31/2013	15.97032	19.93628	0
01/01/2014 to 12/31/2014	19.93628	21.35593	0
01/01/2015 to 12/31/2015	21.35593	21.61806	0
01/01/2016 to 12/31/2016	21.61806	21.75484	0
01/01/2017 to 12/31/2017	21.75484	24.32661	0
01/01/2018 to 12/31/2018	24.32661	20.13803	0
01/01/2019 to 12/31/2019	20.13803	24.76881	0
01/01/2020 to 12/31/2020	24.76881	31.54571	0
ProFund VP Consumer Services
01/01/2011 to 12/31/2011	14.44336	14.80905	0
01/01/2012 to 12/31/2012	14.80905	17.57114	0
01/01/2013 to 12/31/2013	17.57114	23.88422	0
01/01/2014 to 12/31/2014	23.88422	26.10339	0
01/01/2015 to 12/31/2015	26.10339	26.55714	0
01/01/2016 to 12/31/2016	26.55714	26.89094	0
01/01/2017 to 12/31/2017	26.89094	30.93566	0
01/01/2018 to 12/31/2018	30.93566	30.24384	0
01/01/2019 to 12/31/2019	30.24384	36.63324	0
01/01/2020 to 12/31/2020	36.63324	45.69270	0
ProFund VP Financials
01/01/2011 to 12/31/2011	13.81448	11.56849	0
01/01/2012 to 12/31/2012	11.56849	14.02192	0
01/01/2013 to 12/31/2013	14.02192	17.99814	0
01/01/2014 to 12/31/2014	17.99814	19.75027	0
01/01/2015 to 12/31/2015	19.75027	18.90673	0
01/01/2016 to 12/31/2016	18.90673	21.19040	100
01/01/2017 to 12/31/2017	21.19040	24.34116	83
01/01/2018 to 12/31/2018	24.34116	21.18456	0
01/01/2019 to 12/31/2019	21.18456	26.81965	0
01/01/2020 to 12/31/2020	26.81965	25.60225	0
ProFund VP Health Care
01/01/2011 to 12/31/2011	12.71409	13.60605	0
01/01/2012 to 12/31/2012	13.60605	15.52304	0
01/01/2013 to 12/31/2013	15.52304	21.08360	0
01/01/2014 to 12/31/2014	21.08360	25.34544	0
01/01/2015 to 12/31/2015	25.34544	25.86832	0
01/01/2016 to 12/31/2016	25.86832	24.12204	85
01/01/2017 to 12/31/2017	24.12204	28.34819	69
01/01/2018 to 12/31/2018	28.34819	28.76636	0
01/01/2019 to 12/31/2019	28.76636	33.37085	0
01/01/2020 to 12/31/2020	33.37085	37.11219	0

A-48

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Industrials
01/01/2011 to 12/31/2011	15.29291	14.59728	0
01/01/2012 to 12/31/2012	14.59728	16.42616	0
01/01/2013 to 12/31/2013	16.42616	22.05967	0
01/01/2014 to 12/31/2014	22.05967	22.63352	0
01/01/2015 to 12/31/2015	22.63352	21.24320	0
01/01/2016 to 12/31/2016	21.24320	24.26882	0
01/01/2017 to 12/31/2017	24.26882	28.86999	0
01/01/2018 to 12/31/2018	28.86999	24.47053	0
01/01/2019 to 12/31/2019	24.47053	31.03251	0
01/01/2020 to 12/31/2020	31.03251	35.21248	0
ProFund VP Large-Cap Growth
01/01/2011 to 12/31/2011	13.83618	13.86777	0
01/01/2012 to 12/31/2012	13.86777	15.18998	0
01/01/2013 to 12/31/2013	15.18998	19.28885	0
01/01/2014 to 12/31/2014	19.28885	21.16860	0
01/01/2015 to 12/31/2015	21.16860	21.34480	0
01/01/2016 to 12/31/2016	21.34480	21.78514	114
01/01/2017 to 12/31/2017	21.78514	26.52812	89
01/01/2018 to 12/31/2018	26.52812	25.29680	0
01/01/2019 to 12/31/2019	25.29680	31.68606	0
01/01/2020 to 12/31/2020	31.68606	40.31737	0
ProFund VP Large-Cap Value
01/01/2011 to 12/31/2011	13.86165	13.29931	0
01/01/2012 to 12/31/2012	13.29931	14.91668	0
01/01/2013 to 12/31/2013	14.91668	18.82975	0
01/01/2014 to 12/31/2014	18.82975	20.21588	0
01/01/2015 to 12/31/2015	20.21588	18.71578	0
01/01/2016 to 12/31/2016	18.71578	20.99659	120
01/01/2017 to 12/31/2017	20.99659	23.14808	105
01/01/2018 to 12/31/2018	23.14808	20.10164	0
01/01/2019 to 12/31/2019	20.10164	25.35166	0
01/01/2020 to 12/31/2020	25.35166	24.62245	0
ProFund VP Mid-Cap Growth
01/01/2011 to 12/31/2011	15.72664	14.84187	0
01/01/2012 to 12/31/2012	14.84187	16.64111	0
01/01/2013 to 12/31/2013	16.64111	21.10892	0
01/01/2014 to 12/31/2014	21.10892	21.72250	0
01/01/2015 to 12/31/2015	21.72250	21.17006	0
01/01/2016 to 12/31/2016	21.17006	23.22422	0
01/01/2017 to 12/31/2017	23.22422	26.70371	0
01/01/2018 to 12/31/2018	26.70371	22.83870	0
01/01/2019 to 12/31/2019	22.83870	27.57564	0
01/01/2020 to 12/31/2020	27.57564	32.39862	0
ProFund VP Mid-Cap Value
01/01/2011 to 12/31/2011	14.86940	13.88397	0
01/01/2012 to 12/31/2012	13.88397	15.72675	0
01/01/2013 to 12/31/2013	15.72675	20.19881	0
01/01/2014 to 12/31/2014	20.19881	21.62883	0
01/01/2015 to 12/31/2015	21.62883	19.29041	0
01/01/2016 to 12/31/2016	19.29041	23.31168	0
01/01/2017 to 12/31/2017	23.31168	25.05992	0
01/01/2018 to 12/31/2018	25.05992	21.11345	0
01/01/2019 to 12/31/2019	21.11345	25.45966	0
01/01/2020 to 12/31/2020	25.45966	25.31041	0

A-49

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Real Estate
01/01/2011 to 12/31/2011	16.91442	17.21949	0
01/01/2012 to 12/31/2012	17.21949	19.60669	0
01/01/2013 to 12/31/2013	19.60669	19.07156	0
01/01/2014 to 12/31/2014	19.07156	23.17107	0
01/01/2015 to 12/31/2015	23.17107	22.59107	0
01/01/2016 to 12/31/2016	22.59107	23.21320	92
01/01/2017 to 12/31/2017	23.21320	24.37691	79
01/01/2018 to 12/31/2018	24.37691	22.33645	0
01/01/2019 to 12/31/2019	22.33645	27.51545	0
01/01/2020 to 12/31/2020	27.51545	25.05689	0
ProFund VP Small-Cap Growth
01/01/2011 to 12/31/2011	15.29722	15.05725	425
01/01/2012 to 12/31/2012	15.05725	16.45836	641
01/01/2013 to 12/31/2013	16.45836	22.46084	137
01/01/2014 to 12/31/2014	22.46084	22.30194	343
01/01/2015 to 12/31/2015	22.30194	21.92754	171
01/01/2016 to 12/31/2016	21.92754	25.62340	82
01/01/2017 to 12/31/2017	25.62340	28.13292	70
01/01/2018 to 12/31/2018	28.13292	25.76400	0
01/01/2019 to 12/31/2019	25.76400	29.82449	0
01/01/2020 to 12/31/2020	29.82449	34.02487	0
ProFund VP Small-Cap Value
01/01/2011 to 12/31/2011	14.64562	13.64960	0
01/01/2012 to 12/31/2012	13.64960	15.40723	0
01/01/2013 to 12/31/2013	15.40723	20.61438	0
01/01/2014 to 12/31/2014	20.61438	21.19819	0
01/01/2015 to 12/31/2015	21.19819	18.89524	0
01/01/2016 to 12/31/2016	18.89524	23.64884	0
01/01/2017 to 12/31/2017	23.64884	25.21622	0
01/01/2018 to 12/31/2018	25.21622	21.01822	0
01/01/2019 to 12/31/2019	21.01822	25.03478	0
01/01/2020 to 12/31/2020	25.03478	24.58753	0
ProFund VP Telecommunications
01/01/2011 to 12/31/2011	12.32945	12.20638	0
01/01/2012 to 12/31/2012	12.20638	13.82099	0
01/01/2013 to 12/31/2013	13.82099	15.05256	0
01/01/2014 to 12/31/2014	15.05256	14.71090	0
01/01/2015 to 12/31/2015	14.71090	14.51399	0
01/01/2016 to 12/31/2016	14.51399	17.16110	0
01/01/2017 to 12/31/2017	17.16110	16.32457	0
01/01/2018 to 12/31/2018	16.32457	13.46587	0
01/01/2019 to 12/31/2019	13.46587	15.01909	0
01/01/2020 to 12/31/2020	15.01909	15.05561	0
ProFund VP Utilities
01/01/2011 to 12/31/2011	12.55402	14.33728	0
01/01/2012 to 12/31/2012	14.33728	13.95188	0
01/01/2013 to 12/31/2013	13.95188	15.36369	0
01/01/2014 to 12/31/2014	15.36369	18.79572	0
01/01/2015 to 12/31/2015	18.79572	17.09644	0
01/01/2016 to 12/31/2016	17.09644	19.12115	0
01/01/2017 to 12/31/2017	19.12115	20.56105	0
01/01/2018 to 12/31/2018	20.56105	20.55455	0
01/01/2019 to 12/31/2019	20.55455	24.54468	0
01/01/2020 to 12/31/2020	24.54468	23.28024	0
*Denotes the start date of these sub-accounts

A-50

PREMIER X SERIES
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.55%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.28882	9.86254	18,536,752
01/01/2012 to 12/31/2012	9.86254	10.93232	20,846,410
01/01/2013 to 12/31/2013	10.93232	11.83916	19,397,055
01/01/2014 to 12/31/2014	11.83916	12.10359	17,944,914
01/01/2015 to 12/31/2015	12.10359	11.53511	14,826,535
01/01/2016 to 12/31/2016	11.53511	12.07903	13,310,399
01/01/2017 to 12/31/2017	12.07903	13.39213	13,059,778
01/01/2018 to 12/31/2018	13.39213	12.11377	9,348,521
01/01/2019 to 12/31/2019	12.11377	13.84397	10,566,746
01/01/2020 to 12/31/2020	13.84397	14.20774	10,222,083
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.89021	10.73628	10,386,653
01/01/2012 to 12/31/2012	10.73628	12.01516	12,327,863
01/01/2013 to 12/31/2013	12.01516	13.79063	12,426,679
01/01/2014 to 12/31/2014	13.79063	14.40963	11,872,667
01/01/2015 to 12/31/2015	14.40963	14.30363	11,157,996
01/01/2016 to 12/31/2016	14.30363	15.08674	10,456,642
01/01/2017 to 12/31/2017	15.08674	17.37178	10,031,627
01/01/2018 to 12/31/2018	17.37178	16.09834	8,796,637
01/01/2019 to 12/31/2019	16.09834	19.31793	8,495,233
01/01/2020 to 12/31/2020	19.31793	21.05477	7,723,277
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	9.84613	9.51998	7,450,224
01/01/2012 to 12/31/2012	9.51998	10.33838	8,210,358
01/01/2013 to 12/31/2013	10.33838	11.44699	7,740,553
01/01/2014 to 12/31/2014	11.44699	11.85150	7,299,037
01/01/2015 to 12/31/2015	11.85150	11.65125	7,261,667
01/01/2016 to 12/31/2016	11.65125	12.02616	6,512,870
01/01/2017 to 12/31/2017	12.02616	13.76541	6,522,304
01/01/2018 to 12/31/2018	13.76541	12.48297	5,193,677
01/01/2019 to 12/31/2019	12.48297	14.51098	5,353,415
01/01/2020 to 12/31/2020	14.51098	16.30405	4,827,135
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.64526	10.35559	28,852,563
01/01/2012 to 12/31/2012	10.35559	11.46953	31,680,237
01/01/2013 to 12/31/2013	11.46953	13.28773	30,626,128
01/01/2014 to 12/31/2014	13.28773	13.93828	29,118,979
01/01/2015 to 12/31/2015	13.93828	13.79086	27,364,099
01/01/2016 to 12/31/2016	13.79086	14.43601	25,938,998
01/01/2017 to 12/31/2017	14.43601	16.33522	24,534,170
01/01/2018 to 12/31/2018	16.33522	15.29086	22,167,815
01/01/2019 to 12/31/2019	15.29086	17.98124	20,574,276
01/01/2020 to 12/31/2020	17.98124	19.79049	18,640,673

A-51

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99874	9.17470	199,690
01/01/2012 to 12/31/2012	9.17470	10.10920	338,498
01/01/2013 to 12/31/2013	10.10920	11.03529	496,197
01/01/2014 to 12/31/2014	11.03529	11.39883	515,215
01/01/2015 to 12/31/2015	11.39883	10.88804	505,097
01/01/2016 to 12/31/2016	10.88804	11.46853	439,576
01/01/2017 to 12/31/2017	11.46853	12.71825	502,209
01/01/2018 to 12/31/2018	12.71825	11.86201	435,462
01/01/2019 to 12/31/2019	11.86201	13.73920	423,934
01/01/2020 to 12/31/2020	13.73920	14.17050	388,781
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	11.83776	11.91937	736,600
01/01/2012 to 12/31/2012	11.91937	12.28836	791,103
01/01/2013 to 12/31/2013	12.28836	11.83763	668,714
01/01/2014 to 12/31/2014	11.83763	11.64560	596,788
01/01/2015 to 12/31/2015	11.64560	11.52330	457,659
01/01/2016 to 12/31/2016	11.52330	11.53320	494,649
01/01/2017 to 12/31/2017	11.53320	11.55095	384,726
01/01/2018 to 12/31/2018	11.55095	11.45859	256,281
01/01/2019 to 12/31/2019	11.45859	11.80507	300,266
01/01/2020 to 12/31/2020	11.80507	11.92259	364,236
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	12.88400	13.09095	5,367,829
01/01/2012 to 12/31/2012	13.09095	14.09248	6,451,327
01/01/2013 to 12/31/2013	14.09248	13.62239	6,361,855
01/01/2014 to 12/31/2014	13.62239	13.98210	5,335,457
01/01/2015 to 12/31/2015	13.98210	13.47848	4,498,021
01/01/2016 to 12/31/2016	13.47848	13.83440	4,350,287
01/01/2017 to 12/31/2017	13.83440	14.21803	4,476,821
01/01/2018 to 12/31/2018	14.21803	13.90732	3,536,378
01/01/2019 to 12/31/2019	13.90732	14.95845	4,002,087
01/01/2020 to 12/31/2020	14.95845	15.81507	3,973,327
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.12452	9.72831	24,195,132
01/01/2012 to 12/31/2012	9.72831	10.89425	29,535,991
01/01/2013 to 12/31/2013	10.89425	13.16116	31,634,015
01/01/2014 to 12/31/2014	13.16116	13.86689	30,824,688
01/01/2015 to 12/31/2015	13.86689	13.72816	29,207,041
01/01/2016 to 12/31/2016	13.72816	14.44329	27,324,074
01/01/2017 to 12/31/2017	14.44329	16.76790	26,296,282
01/01/2018 to 12/31/2018	16.76790	15.48404	23,711,849
01/01/2019 to 12/31/2019	15.48404	18.64001	22,431,771
01/01/2020 to 12/31/2020	18.64001	20.81874	20,496,295
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99874	11.67557	42,417
01/01/2014 to 12/31/2014	11.67557	13.06215	154,714
01/01/2015 to 12/31/2015	13.06215	12.40337	205,123
01/01/2016 to 12/31/2016	12.40337	14.03362	241,979
01/01/2017 to 12/31/2017	14.03362	16.36332	245,444
01/01/2018 to 12/31/2018	16.36332	15.34445	232,682
01/01/2019 to 12/31/2019	15.34445	19.79908	293,364
01/01/2020 to 12/31/2020	19.79908	20.41841	288,089

A-52

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	9.63255	9.00776	131,779
01/01/2012 to 12/31/2012	9.00776	11.24753	203,005
01/01/2013 to 12/31/2013	11.24753	11.55735	249,784
01/01/2014 to 12/31/2014	11.55735	12.96554	223,092
01/01/2015 to 12/31/2015	12.96554	12.75614	188,450
01/01/2016 to 12/31/2016	12.75614	12.67426	174,298
01/01/2017 to 12/31/2017	12.67426	13.83990	179,392
01/01/2018 to 12/31/2018	13.83990	12.98565	118,692
01/01/2019 to 12/31/2019	12.98565	16.00035	139,036
01/01/2020 to 12/31/2020	16.00035	15.29189	138,804
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	10.06834	10.56835	520,567
01/01/2012 to 12/31/2012	10.56835	12.00411	627,217
01/01/2013 to 12/31/2013	12.00411	12.19121	699,910
01/01/2014 to 12/31/2014	12.19121	15.71649	693,429
01/01/2015 to 12/31/2015	15.71649	16.22632	630,968
01/01/2016 to 12/31/2016	16.22632	16.74855	586,546
01/01/2017 to 12/31/2017	16.74855	17.52365	522,678
01/01/2018 to 12/31/2018	17.52365	16.43430	383,506
01/01/2019 to 12/31/2019	16.43430	21.23555	384,255
01/01/2020 to 12/31/2020	21.23555	20.31808	358,720
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	11.01080	8.64490	876,131
01/01/2012 to 12/31/2012	8.64490	10.03905	1,051,434
01/01/2013 to 12/31/2013	10.03905	9.90790	1,064,600
01/01/2014 to 12/31/2014	9.90790	9.29973	975,804
01/01/2015 to 12/31/2015	9.29973	7.62587	820,426
01/01/2016 to 12/31/2016	7.62587	8.43791	863,521
01/01/2017 to 12/31/2017	8.43791	10.50120	987,080
01/01/2018 to 12/31/2018	10.50120	8.88760	789,527
01/01/2019 to 12/31/2019	8.88760	9.92019	961,631
01/01/2020 to 12/31/2020	9.92019	10.16537	1,066,732
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	9.97923	9.67928	8,705,424
01/01/2012 to 12/31/2012	9.67928	10.54500	9,787,875
01/01/2013 to 12/31/2013	10.54500	11.91681	9,855,183
01/01/2014 to 12/31/2014	11.91681	12.10476	9,123,895
01/01/2015 to 12/31/2015	12.10476	12.03800	8,592,146
01/01/2016 to 12/31/2016	12.03800	12.35889	8,029,701
01/01/2017 to 12/31/2017	12.35889	14.17547	7,869,037
01/01/2018 to 12/31/2018	14.17547	12.87682	6,432,009
01/01/2019 to 12/31/2019	12.87682	15.21635	6,564,054
01/01/2020 to 12/31/2020	15.21635	16.29655	5,917,242
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99958	10.06935	249,574

A-53

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.17744	9.97148	6,333,151
01/01/2012 to 12/31/2012	9.97148	10.81372	6,886,438
01/01/2013 to 12/31/2013	10.81372	11.69444	6,206,864
01/01/2014 to 12/31/2014	11.69444	11.98130	5,833,323
01/01/2015 to 12/31/2015	11.98130	11.69120	5,069,539
01/01/2016 to 12/31/2016	11.69120	12.11823	4,665,033
01/01/2017 to 12/31/2017	12.11823	13.39959	4,586,126
01/01/2018 to 12/31/2018	13.39959	12.26273	3,432,233
01/01/2019 to 12/31/2019	12.26273	14.01022	3,705,114
01/01/2020 to 12/31/2020	14.01022	15.03337	3,420,354
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.91907	11.89024	269,954
01/01/2012 to 12/31/2012	11.89024	13.54566	414,297
01/01/2013 to 12/31/2013	13.54566	18.51615	537,216
01/01/2014 to 12/31/2014	18.51615	19.54602	481,476
01/01/2015 to 12/31/2015	19.54602	18.19013	443,173
01/01/2016 to 12/31/2016	18.19013	22.26808	402,991
01/01/2017 to 12/31/2017	22.26808	24.60174	397,985
01/01/2018 to 12/31/2018	24.60174	20.81717	321,189
01/01/2019 to 12/31/2019	20.81717	25.13973	334,500
01/01/2020 to 12/31/2020	25.13973	25.35920	335,886
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	10.35969	10.20379	1,713,284
01/01/2012 to 12/31/2012	10.20379	10.04893	2,009,285
01/01/2013 to 12/31/2013	10.04893	9.89558	1,446,694
01/01/2014 to 12/31/2014	9.89558	9.74467	1,134,125
01/01/2015 to 12/31/2015	9.74467	9.59559	1,301,726
01/01/2016 to 12/31/2016	9.59559	9.44955	1,769,802
01/01/2017 to 12/31/2017	9.44955	9.33737	1,696,536
01/01/2018 to 12/31/2018	9.33737	9.31362	1,613,397
01/01/2019 to 12/31/2019	9.31362	9.32655	1,960,217
01/01/2020 to 12/31/2020	9.32655	9.20456	2,616,016
AST High Yield Portfolio
01/01/2011 to 12/31/2011	11.67447	11.86124	552,891
01/01/2012 to 12/31/2012	11.86124	13.30052	666,213
01/01/2013 to 12/31/2013	13.30052	14.03791	641,129
01/01/2014 to 12/31/2014	14.03791	14.17716	596,265
01/01/2015 to 12/31/2015	14.17716	13.46328	490,934
01/01/2016 to 12/31/2016	13.46328	15.29932	470,206
01/01/2017 to 12/31/2017	15.29932	16.19207	469,737
01/01/2018 to 12/31/2018	16.19207	15.62687	356,741
01/01/2019 to 12/31/2019	15.62687	17.74273	363,190
01/01/2020 to 12/31/2020	17.74273	17.93248	321,172
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	7.95146	7.50265	399,727
01/01/2012 to 12/31/2012	7.50265	8.63555	442,255
01/01/2013 to 12/31/2013	8.63555	11.89344	545,331
01/01/2014 to 12/31/2014	11.89344	13.32180	695,080
01/01/2015 to 12/31/2015	13.32180	12.09053	570,359
01/01/2016 to 12/31/2016	12.09053	14.27400	550,037
01/01/2017 to 12/31/2017	14.27400	16.75457	548,439
01/01/2018 to 12/31/2018	16.75457	14.16266	483,481
01/01/2019 to 12/31/2019	14.16266	18.06398	509,792
01/01/2020 to 12/31/2020	18.06398	17.83647	503,247

A-54

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Growth Portfolio
01/01/2011 to 12/31/2011	9.16080	7.85528	350,301
01/01/2012 to 12/31/2012	7.85528	9.31060	402,788
01/01/2013 to 12/31/2013	9.31060	10.91573	412,020
01/01/2014 to 12/31/2014	10.91573	10.15523	387,235
01/01/2015 to 12/31/2015	10.15523	10.31507	514,447
01/01/2016 to 12/31/2016	10.31507	9.77405	388,756
01/01/2017 to 12/31/2017	9.77405	13.03507	499,025
01/01/2018 to 12/31/2018	13.03507	11.12394	413,809
01/01/2019 to 12/31/2019	11.12394	14.47162	423,683
01/01/2020 to 12/31/2020	14.47162	18.71424	368,652
AST International Value Portfolio
01/01/2011 to 12/31/2011	9.78154	8.42354	424,730
01/01/2012 to 12/31/2012	8.42354	9.67819	505,967
01/01/2013 to 12/31/2013	9.67819	11.38578	584,736
01/01/2014 to 12/31/2014	11.38578	10.46042	562,206
01/01/2015 to 12/31/2015	10.46042	10.38491	538,562
01/01/2016 to 12/31/2016	10.38491	10.28614	480,313
01/01/2017 to 12/31/2017	10.28614	12.44037	480,733
01/01/2018 to 12/31/2018	12.44037	10.27276	398,309
01/01/2019 to 12/31/2019	10.27276	12.14143	402,824
01/01/2020 to 12/31/2020	12.14143	11.88361	408,866
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	9.98987	9.78156	3,706,411
01/01/2012 to 12/31/2012	9.78156	10.94038	4,483,021
01/01/2013 to 12/31/2013	10.94038	12.52756	4,427,165
01/01/2014 to 12/31/2014	12.52756	13.12146	4,175,932
01/01/2015 to 12/31/2015	13.12146	12.78586	3,981,248
01/01/2016 to 12/31/2016	12.78586	13.24789	3,718,145
01/01/2017 to 12/31/2017	13.24789	15.25820	3,552,943
01/01/2018 to 12/31/2018	15.25820	13.91656	3,057,283
01/01/2019 to 12/31/2019	13.91656	16.36687	3,095,905
01/01/2020 to 12/31/2020	16.36687	18.23796	2,853,951
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	9.30432	8.32407	668,977
01/01/2012 to 12/31/2012	8.32407	9.99280	785,744
01/01/2013 to 12/31/2013	9.99280	11.35179	914,979
01/01/2014 to 12/31/2014	11.35179	10.46701	939,445
01/01/2015 to 12/31/2015	10.46701	10.01918	894,534
01/01/2016 to 12/31/2016	10.01918	10.05717	870,426
01/01/2017 to 12/31/2017	10.05717	12.83884	965,396
01/01/2018 to 12/31/2018	12.83884	10.43331	850,381
01/01/2019 to 12/31/2019	10.43331	13.07096	893,869
01/01/2020 to 12/31/2020	13.07096	14.55494	782,177
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	10.90809	10.76681	8,322,451
01/01/2012 to 12/31/2012	10.76681	11.73884	9,071,204
01/01/2013 to 12/31/2013	11.73884	12.83500	8,714,928
01/01/2014 to 12/31/2014	12.83500	13.32780	8,091,298
01/01/2015 to 12/31/2015	13.32780	13.10037	7,411,467
01/01/2016 to 12/31/2016	13.10037	13.39595	6,845,442
01/01/2017 to 12/31/2017	13.39595	14.79365	6,545,014
01/01/2018 to 12/31/2018	14.79365	13.81999	5,194,262
01/01/2019 to 12/31/2019	13.81999	15.59726	5,240,617
01/01/2020 to 12/31/2020	15.59726	17.10292	4,839,300

A-55

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.28218	11.18383	83,729
01/01/2012 to 12/31/2012	11.18383	12.68552	161,930
01/01/2013 to 12/31/2013	12.68552	17.05068	164,359
01/01/2014 to 12/31/2014	17.05068	18.38625	230,989
01/01/2015 to 12/31/2015	18.38625	20.03101	273,787
01/01/2016 to 12/31/2016	20.03101	19.43697	232,626
01/01/2017 to 12/31/2017	19.43697	25.99931	233,938
01/01/2018 to 12/31/2018	25.99931	25.18781	211,835
01/01/2019 to 12/31/2019	25.18781	32.89001	238,478
01/01/2020 to 12/31/2020	32.89001	49.89021	233,280
AST Large-Cap Core Portfolio
04/29/2013* to 12/31/2013	9.99874	11.68682	0
01/01/2014 to 12/31/2014	11.68682	13.26253	1,301
01/01/2015 to 12/31/2015	13.26253	13.26158	1,301
01/01/2016 to 12/31/2016	13.26158	14.47726	1,300
01/01/2017 to 12/31/2017	14.47726	17.30945	770
01/01/2018 to 12/31/2018	17.30945	15.82488	2,561
01/01/2019 to 12/31/2019	15.82488	19.50861	4,861
01/01/2020 to 12/31/2020	19.50861	21.35227	19,254
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	9.67845	9.44386	454,529
01/01/2012 to 12/31/2012	9.44386	10.44016	527,054
01/01/2013 to 12/31/2013	10.44016	14.04478	522,924
01/01/2014 to 12/31/2014	14.04478	15.29509	1,205,163
01/01/2015 to 12/31/2015	15.29509	16.57858	1,045,729
01/01/2016 to 12/31/2016	16.57858	17.23638	1,031,023
01/01/2017 to 12/31/2017	17.23638	22.57358	927,287
01/01/2018 to 12/31/2018	22.57358	21.62967	727,156
01/01/2019 to 12/31/2019	21.62967	28.03660	732,267
01/01/2020 to 12/31/2020	28.03660	36.33083	596,455
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	11.12120	10.60861	353,785
01/01/2012 to 12/31/2012	10.60861	12.85735	428,605
01/01/2013 to 12/31/2013	12.85735	16.15990	664,124
01/01/2014 to 12/31/2014	16.15990	16.49088	688,859
01/01/2015 to 12/31/2015	16.49088	16.00119	658,046
01/01/2016 to 12/31/2016	16.00119	16.87807	689,158
01/01/2017 to 12/31/2017	16.87807	20.58367	643,962
01/01/2018 to 12/31/2018	20.58367	18.33161	541,562
01/01/2019 to 12/31/2019	18.33161	23.45960	520,185
01/01/2020 to 12/31/2020	23.45960	26.37717	483,993
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99874	10.33248	406,988
01/01/2013 to 12/31/2013	10.33248	12.09919	416,680
01/01/2014 to 12/31/2014	12.09919	12.52682	433,716
01/01/2015 to 12/31/2015	12.52682	12.18243	380,597
01/01/2016 to 12/31/2016	12.18243	12.51537	374,943
01/01/2017 to 12/31/2017	12.51537	14.35749	400,778
01/01/2018 to 12/31/2018	14.35749	12.96732	359,715
01/01/2019 to 12/31/2019	12.96732	15.67601	336,865
01/01/2020 to 12/31/2020	15.67601	16.96092	435,335

A-56

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.04560	9.83366	169,713
01/01/2012 to 12/31/2012	9.83366	11.33774	215,576
01/01/2013 to 12/31/2013	11.33774	15.26288	239,227
01/01/2014 to 12/31/2014	15.26288	16.33895	277,099
01/01/2015 to 12/31/2015	16.33895	17.25257	229,344
01/01/2016 to 12/31/2016	17.25257	17.31446	240,017
01/01/2017 to 12/31/2017	17.31446	22.28686	226,823
01/01/2018 to 12/31/2018	22.28686	22.41665	210,064
01/01/2019 to 12/31/2019	22.41665	30.41415	199,440
01/01/2020 to 12/31/2020	30.41415	39.07788	185,045
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99874	10.20155	7,668
01/01/2013 to 12/31/2013	10.20155	13.51211	53,246
01/01/2014 to 12/31/2014	13.51211	14.66544	97,276
01/01/2015 to 12/31/2015	14.66544	14.33715	143,812
01/01/2016 to 12/31/2016	14.33715	16.01711	224,963
01/01/2017 to 12/31/2017	16.01711	18.50834	259,320
01/01/2018 to 12/31/2018	18.50834	16.37450	227,604
01/01/2019 to 12/31/2019	16.37450	20.85658	292,230
01/01/2020 to 12/31/2020	20.85658	21.33816	308,212
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.35275	11.80230	509,810
01/01/2012 to 12/31/2012	11.80230	13.90165	650,563
01/01/2013 to 12/31/2013	13.90165	18.09631	743,372
01/01/2014 to 12/31/2014	18.09631	19.87432	649,374
01/01/2015 to 12/31/2015	19.87432	18.45832	967,034
01/01/2016 to 12/31/2016	18.45832	18.47611	869,632
01/01/2017 to 12/31/2017	18.47611	23.12400	866,280
01/01/2018 to 12/31/2018	23.12400	21.77887	658,174
01/01/2019 to 12/31/2019	21.77887	27.91365	674,194
01/01/2020 to 12/31/2020	27.91365	37.06401	587,659
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	9.88948	9.49682	526,809
01/01/2012 to 12/31/2012	9.49682	10.95341	556,742
01/01/2013 to 12/31/2013	10.95341	15.31735	793,701
01/01/2014 to 12/31/2014	15.31735	17.23301	847,404
01/01/2015 to 12/31/2015	17.23301	16.01339	680,597
01/01/2016 to 12/31/2016	16.01339	18.64422	700,380
01/01/2017 to 12/31/2017	18.64422	20.89208	682,934
01/01/2018 to 12/31/2018	20.89208	17.18874	542,736
01/01/2019 to 12/31/2019	17.18874	20.48355	593,888
01/01/2020 to 12/31/2020	20.48355	19.81069	574,056
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.38917	11.32728	19,218,290
01/01/2012 to 12/31/2012	11.32728	12.31131	20,048,396
01/01/2013 to 12/31/2013	12.31131	13.24018	18,545,584
01/01/2014 to 12/31/2014	13.24018	13.79108	17,023,493
01/01/2015 to 12/31/2015	13.79108	13.60014	15,655,962
01/01/2016 to 12/31/2016	13.60014	14.13295	14,769,599
01/01/2017 to 12/31/2017	14.13295	15.32763	13,845,307
01/01/2018 to 12/31/2018	15.32763	14.66377	11,925,004
01/01/2019 to 12/31/2019	14.66377	16.56839	11,375,859
01/01/2020 to 12/31/2020	16.56839	17.79716	10,535,708

A-57

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01866	10.07285	6,679
01/01/2012 to 12/31/2012	10.07285	10.62414	160,252
01/01/2013 to 12/31/2013	10.62414	10.21994	203,334
01/01/2014 to 12/31/2014	10.21994	10.67386	349,832
01/01/2015 to 12/31/2015	10.67386	10.48277	375,928
01/01/2016 to 12/31/2016	10.48277	10.75767	493,377
01/01/2017 to 12/31/2017	10.75767	11.19474	557,362
01/01/2018 to 12/31/2018	11.19474	10.93339	500,410
01/01/2019 to 12/31/2019	10.93339	11.81669	747,409
01/01/2020 to 12/31/2020	11.81669	12.34022	856,393
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	9.60610	8.87180	11,140,097
01/01/2012 to 12/31/2012	8.87180	9.86507	14,706,594
01/01/2013 to 12/31/2013	9.86507	11.36842	15,036,493
01/01/2014 to 12/31/2014	11.36842	12.22460	14,721,310
01/01/2015 to 12/31/2015	12.22460	11.96425	20,398,518
01/01/2016 to 12/31/2016	11.96425	12.97122	18,947,306
01/01/2017 to 12/31/2017	12.97122	14.82992	30,551,634
01/01/2018 to 12/31/2018	14.82992	13.49310	24,536,523
01/01/2019 to 12/31/2019	13.49310	15.83546	25,557,688
01/01/2020 to 12/31/2020	15.83546	16.50702	23,361,248
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	8.85453	9.02103	234,580
01/01/2012 to 12/31/2012	9.02103	10.55351	307,625
01/01/2013 to 12/31/2013	10.55351	13.76244	319,622
01/01/2014 to 12/31/2014	13.76244	15.88513	497,560
01/01/2015 to 12/31/2015	15.88513	16.12431	499,175
01/01/2016 to 12/31/2016	16.12431	18.23604	489,782
01/01/2017 to 12/31/2017	18.23604	21.95436	451,114
01/01/2018 to 12/31/2018	21.95436	19.84111	358,303
01/01/2019 to 12/31/2019	19.84111	24.31840	389,378
01/01/2020 to 12/31/2020	24.31840	22.70511	344,301
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99874	8.90747	0
01/01/2012 to 12/31/2012	8.90747	9.92541	138
01/01/2013 to 12/31/2013	9.92541	11.96308	5,599
01/01/2014 to 12/31/2014	11.96308	12.54626	19,705
01/01/2015 to 12/31/2015	12.54626	12.37340	9,462
01/01/2016 to 12/31/2016	12.37340	12.95535	46,607
01/01/2017 to 12/31/2017	12.95535	15.07870	46,749
01/01/2018 to 12/31/2018	15.07870	13.87807	48,035
01/01/2019 to 12/31/2019	13.87807	16.56419	51,864
01/01/2020 to 12/31/2020	16.56419	18.19953	45,946
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	10.23628	8.75847	436,732
01/01/2012 to 12/31/2012	8.75847	10.35593	494,394
01/01/2013 to 12/31/2013	10.35593	14.35979	476,575
01/01/2014 to 12/31/2014	14.35979	14.83925	503,409
01/01/2015 to 12/31/2015	14.83925	14.80787	437,775
01/01/2016 to 12/31/2016	14.80787	15.70503	368,626
01/01/2017 to 12/31/2017	15.70503	19.74839	383,798
01/01/2018 to 12/31/2018	19.74839	17.33672	304,379
01/01/2019 to 12/31/2019	17.33672	23.30034	328,138
01/01/2020 to 12/31/2020	23.30034	31.01809	275,380

A-58

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.86932	11.57388	281,553
01/01/2012 to 12/31/2012	11.57388	12.78458	341,947
01/01/2013 to 12/31/2013	12.78458	17.01765	389,163
01/01/2014 to 12/31/2014	17.01765	17.39792	340,049
01/01/2015 to 12/31/2015	17.39792	17.26689	350,654
01/01/2016 to 12/31/2016	17.26689	19.05732	315,089
01/01/2017 to 12/31/2017	19.05732	23.25550	348,542
01/01/2018 to 12/31/2018	23.25550	20.97418	309,837
01/01/2019 to 12/31/2019	20.97418	26.87511	318,029
01/01/2020 to 12/31/2020	26.87511	39.27161	279,129
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.45223	9.67773	389,214
01/01/2012 to 12/31/2012	9.67773	11.26057	388,934
01/01/2013 to 12/31/2013	11.26057	15.23609	407,998
01/01/2014 to 12/31/2014	15.23609	15.79392	347,568
01/01/2015 to 12/31/2015	15.79392	14.88253	311,299
01/01/2016 to 12/31/2016	14.88253	18.93584	355,765
01/01/2017 to 12/31/2017	18.93584	20.01756	319,393
01/01/2018 to 12/31/2018	20.01756	16.34468	260,393
01/01/2019 to 12/31/2019	16.34468	19.63298	249,714
01/01/2020 to 12/31/2020	19.63298	19.50000	248,680
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.90571	10.95260	11,437,020
01/01/2012 to 12/31/2012	10.95260	12.24090	13,385,369
01/01/2013 to 12/31/2013	12.24090	14.08325	13,770,936
01/01/2014 to 12/31/2014	14.08325	14.68366	13,547,138
01/01/2015 to 12/31/2015	14.68366	14.46568	15,045,539
01/01/2016 to 12/31/2016	14.46568	15.31996	14,405,378
01/01/2017 to 12/31/2017	15.31996	17.41115	13,698,654
01/01/2018 to 12/31/2018	17.41115	16.23074	11,756,579
01/01/2019 to 12/31/2019	16.23074	19.31458	11,373,462
01/01/2020 to 12/31/2020	19.31458	21.40371	10,266,043
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.25440	10.89495	646,172
01/01/2012 to 12/31/2012	10.89495	12.61485	861,455
01/01/2013 to 12/31/2013	12.61485	17.89146	1,061,446
01/01/2014 to 12/31/2014	17.89146	19.08873	1,065,230
01/01/2015 to 12/31/2015	19.08873	20.59874	944,301
01/01/2016 to 12/31/2016	20.59874	20.83233	885,781
01/01/2017 to 12/31/2017	20.83233	28.28748	838,818
01/01/2018 to 12/31/2018	28.28748	28.93028	894,814
01/01/2019 to 12/31/2019	28.93028	36.53118	903,854
01/01/2020 to 12/31/2020	36.53118	50.29349	787,170
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	8.74662	8.57090	432,406
01/01/2012 to 12/31/2012	8.57090	9.57090	503,600
01/01/2013 to 12/31/2013	9.57090	12.68859	616,249
01/01/2014 to 12/31/2014	12.68859	12.68959	503,527
01/01/2015 to 12/31/2015	12.68959	11.73818	399,091
01/01/2016 to 12/31/2016	11.73818	12.26777	289,868
01/01/2017 to 12/31/2017	12.26777	14.08072	322,409
01/01/2018 to 12/31/2018	14.08072	12.51828	241,190
01/01/2019 to 12/31/2019	12.51828	15.52847	1,257,845
01/01/2020 to 12/31/2020	15.52847	15.61095	1,227,227

A-59

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	11.69296	9.79692	1,987,127
01/01/2012 to 12/31/2012	9.79692	9.99607	2,235,786
01/01/2013 to 12/31/2013	9.99607	11.35752	2,023,123
01/01/2014 to 12/31/2014	11.35752	10.24897	1,858,962
01/01/2015 to 12/31/2015	10.24897	8.14936	1,588,378
01/01/2016 to 12/31/2016	8.14936	10.00065	1,623,842
01/01/2017 to 12/31/2017	10.00065	10.86342	1,548,342
01/01/2018 to 12/31/2018	10.86342	8.91536	1,069,153
01/01/2019 to 12/31/2019	8.91536	10.25992	1,264,029
01/01/2020 to 12/31/2020	10.25992	9.87880	1,335,855
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.68701	10.16087	207,670
01/01/2012 to 12/31/2012	10.16087	11.84769	268,805
01/01/2013 to 12/31/2013	11.84769	15.44877	291,476
01/01/2014 to 12/31/2014	15.44877	17.49037	312,284
01/01/2015 to 12/31/2015	17.49037	16.08516	289,935
01/01/2016 to 12/31/2016	16.08516	18.05696	310,465
01/01/2017 to 12/31/2017	18.05696	21.07709	280,737
01/01/2018 to 12/31/2018	21.07709	17.32388	248,542
01/01/2019 to 12/31/2019	17.32388	20.32554	276,782
01/01/2020 to 12/31/2020	20.32554	18.85189	301,242
AST Wellington Management Hedged Equity Portfolio
01/01/2011 to 12/31/2011	9.32545	8.86601	1,575,912
01/01/2012 to 12/31/2012	8.86601	9.69157	1,881,604
01/01/2013 to 12/31/2013	9.69157	11.50036	2,377,900
01/01/2014 to 12/31/2014	11.50036	11.94816	2,588,916
01/01/2015 to 12/31/2015	11.94816	11.69128	2,153,350
01/01/2016 to 12/31/2016	11.69128	12.26432	1,968,896
01/01/2017 to 12/31/2017	12.26432	13.71941	1,991,275
01/01/2018 to 12/31/2018	13.71941	12.83381	1,665,257
01/01/2019 to 12/31/2019	12.83381	15.23552	1,550,932
01/01/2020 to 12/31/2020	15.23552	16.00197	1,352,787
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.87128	11.35046	1,420,753
01/01/2012 to 12/31/2012	11.35046	12.05471	1,754,893
01/01/2013 to 12/31/2013	12.05471	11.69345	1,571,750
01/01/2014 to 12/31/2014	11.69345	12.34370	1,915,721
01/01/2015 to 12/31/2015	12.34370	12.30568	1,848,012
01/01/2016 to 12/31/2016	12.30568	12.74227	1,910,212
01/01/2017 to 12/31/2017	12.74227	13.33976	2,197,030
01/01/2018 to 12/31/2018	13.33976	12.83769	2,551,562
01/01/2019 to 12/31/2019	12.83769	14.19682	2,787,083
01/01/2020 to 12/31/2020	14.19682	15.11368	2,812,749
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	9.99874	10.39046	747
01/01/2013 to 12/31/2013	10.39046	9.39959	1,433
01/01/2014 to 12/31/2014	9.39959	9.38142	10,260
01/01/2015 to 12/31/2015	9.38142	8.95326	4,192
01/01/2016 to 12/31/2016	8.95326	9.75201	3,744
01/01/2017 to 12/31/2017	9.75201	10.49679	14,226
01/01/2018 to 12/31/2018	10.49679	9.64662	12,299
01/01/2019 to 12/31/2019	9.64662	10.91003	1,278
01/01/2020 to 12/31/2020	10.91003	11.54347	1,277
*Denotes the start date of these sub-accounts

A-60

PREMIER X SERIES
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: With HD GRO 60 bps and Combo 5%/HAV 80 bps (2.95%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	13.21360	12.49428	5,627
01/01/2012 to 12/31/2012	12.49428	13.66074	7,318
01/01/2013 to 12/31/2013	13.66074	14.59281	1,879
01/01/2014 to 12/31/2014	14.59281	14.71591	5,163
01/01/2015 to 12/31/2015	14.71591	13.83400	3,235
01/01/2016 to 12/31/2016	13.83400	14.28989	1,096
01/01/2017 to 12/31/2017	14.28989	15.62847	1,779
01/01/2018 to 12/31/2018	15.62847	13.94321	686
01/01/2019 to 12/31/2019	13.94321	15.71816	3,131
01/01/2020 to 12/31/2020	15.71816	15.91177	3,023
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	13.63558	13.26029	16,219
01/01/2012 to 12/31/2012	13.26029	14.63763	17,786
01/01/2013 to 12/31/2013	14.63763	16.57233	1,737
01/01/2014 to 12/31/2014	16.57233	17.08060	5,017
01/01/2015 to 12/31/2015	17.08060	16.72422	3,093
01/01/2016 to 12/31/2016	16.72422	17.40060	999
01/01/2017 to 12/31/2017	17.40060	19.76447	1,533
01/01/2018 to 12/31/2018	19.76447	18.06491	387
01/01/2019 to 12/31/2019	18.06491	21.38308	1,737
01/01/2020 to 12/31/2020	21.38308	22.98861	1,590
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	12.90674	12.30979	10,623
01/01/2012 to 12/31/2012	12.30979	13.18580	12,555
01/01/2013 to 12/31/2013	13.18580	14.40124	3,147
01/01/2014 to 12/31/2014	14.40124	14.70749	10,149
01/01/2015 to 12/31/2015	14.70749	14.26225	1,584
01/01/2016 to 12/31/2016	14.26225	14.52159	582
01/01/2017 to 12/31/2017	14.52159	16.39653	896
01/01/2018 to 12/31/2018	16.39653	14.66559	29
01/01/2019 to 12/31/2019	14.66559	16.81637	152
01/01/2020 to 12/31/2020	16.81637	18.63744	329
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	13.06479	12.53676	13,226
01/01/2012 to 12/31/2012	12.53676	13.69607	13,702
01/01/2013 to 12/31/2013	13.69607	15.65144	5,844
01/01/2014 to 12/31/2014	15.65144	16.19441	16,766
01/01/2015 to 12/31/2015	16.19441	15.80517	11,512
01/01/2016 to 12/31/2016	15.80517	16.32026	6,504
01/01/2017 to 12/31/2017	16.32026	18.21703	14,856
01/01/2018 to 12/31/2018	18.21703	16.81903	6,192
01/01/2019 to 12/31/2019	16.81903	19.50929	21,311
01/01/2020 to 12/31/2020	19.50929	21.18031	18,046

A-61

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99761	9.09070	0
01/01/2012 to 12/31/2012	9.09070	9.88003	473
01/01/2013 to 12/31/2013	9.88003	10.63849	143
01/01/2014 to 12/31/2014	10.63849	10.83939	399
01/01/2015 to 12/31/2015	10.83939	10.21279	0
01/01/2016 to 12/31/2016	10.21279	10.61138	0
01/01/2017 to 12/31/2017	10.61138	11.60812	581
01/01/2018 to 12/31/2018	11.60812	10.67843	199
01/01/2019 to 12/31/2019	10.67843	12.20015	323
01/01/2020 to 12/31/2020	12.20015	12.41187	319
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	10.52192	10.45073	20
01/01/2012 to 12/31/2012	10.45073	10.62737	21
01/01/2013 to 12/31/2013	10.62737	10.09851	0
01/01/2014 to 12/31/2014	10.09851	9.79948	0
01/01/2015 to 12/31/2015	9.79948	9.56473	0
01/01/2016 to 12/31/2016	9.56473	9.44333	0
01/01/2017 to 12/31/2017	9.44333	9.32997	0
01/01/2018 to 12/31/2018	9.32997	9.12854	0
01/01/2019 to 12/31/2019	9.12854	9.27666	0
01/01/2020 to 12/31/2020	9.27666	9.24185	8
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	11.49931	11.52545	4,141
01/01/2012 to 12/31/2012	11.52545	12.23809	5,272
01/01/2013 to 12/31/2013	12.23809	11.66897	1,256
01/01/2014 to 12/31/2014	11.66897	11.81409	3,724
01/01/2015 to 12/31/2015	11.81409	11.23358	3,504
01/01/2016 to 12/31/2016	11.23358	11.37384	1,180
01/01/2017 to 12/31/2017	11.37384	11.53073	2,218
01/01/2018 to 12/31/2018	11.53073	11.12454	1,042
01/01/2019 to 12/31/2019	11.12454	11.80258	4,661
01/01/2020 to 12/31/2020	11.80258	12.30877	5,199
AST Bond Portfolio 2021
01/01/2011 to 12/31/2011	10.88888	12.72484	184,879
01/01/2012 to 12/31/2012	12.72484	13.19929	50,307
01/01/2013 to 12/31/2013	13.19929	11.92335	2,347
01/01/2014 to 12/31/2014	11.92335	12.47123	1,965
01/01/2015 to 12/31/2015	12.47123	12.32983	2,242
01/01/2016 to 12/31/2016	12.32983	12.22080	2,379
01/01/2017 to 12/31/2017	12.22080	12.05902	2,169
01/01/2018 to 12/31/2018	12.05902	11.71949	2,808
01/01/2019 to 12/31/2019	11.71949	11.96065	2,388
01/01/2020 to 12/31/2020	11.96065	11.98400	19,451
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	9.99761	11.89046	49,475
01/01/2012 to 12/31/2012	11.89046	12.22448	149,643
01/01/2013 to 12/31/2013	12.22448	10.71676	0
01/01/2014 to 12/31/2014	10.71676	11.48908	0
01/01/2015 to 12/31/2015	11.48908	11.39375	0
01/01/2016 to 12/31/2016	11.39375	11.27014	0
01/01/2017 to 12/31/2017	11.27014	11.11978	0
01/01/2018 to 12/31/2018	11.11978	10.78354	0
01/01/2019 to 12/31/2019	10.78354	11.09154	0
01/01/2020 to 12/31/2020	11.09154	11.31328	0

A-62

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	9.99682	10.28586	25,736
01/01/2013 to 12/31/2013	10.28586	8.97196	404,760
01/01/2014 to 12/31/2014	8.97196	9.81468	240,484
01/01/2015 to 12/31/2015	9.81468	9.79151	26,317
01/01/2016 to 12/31/2016	9.79151	9.69327	25,642
01/01/2017 to 12/31/2017	9.69327	9.57586	19,021
01/01/2018 to 12/31/2018	9.57586	9.27539	18,337
01/01/2019 to 12/31/2019	9.27539	9.59605	0
01/01/2020 to 12/31/2020	9.59605	9.95229	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	9.99841	8.65442	95,202
01/01/2014 to 12/31/2014	8.65442	9.63308	55,289
01/01/2015 to 12/31/2015	9.63308	9.62279	6,744
01/01/2016 to 12/31/2016	9.62279	9.52582	6,741
01/01/2017 to 12/31/2017	9.52582	9.40925	6,737
01/01/2018 to 12/31/2018	9.40925	9.07926	6,734
01/01/2019 to 12/31/2019	9.07926	9.52081	6,730
01/01/2020 to 12/31/2020	9.52081	10.04847	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	9.99841	11.18028	12,488
01/01/2015 to 12/31/2015	11.18028	11.07691	334,229
01/01/2016 to 12/31/2016	11.07691	11.02615	76
01/01/2017 to 12/31/2017	11.02615	10.90694	85
01/01/2018 to 12/31/2018	10.90694	10.51474	83
01/01/2019 to 12/31/2019	10.51474	11.10370	1,570
01/01/2020 to 12/31/2020	11.10370	12.00947	77
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	9.99841	9.82999	11,765
01/01/2016 to 12/31/2016	9.82999	9.74727	309,745
01/01/2017 to 12/31/2017	9.74727	9.69788	269,077
01/01/2018 to 12/31/2018	9.69788	9.32056	340,654
01/01/2019 to 12/31/2019	9.32056	9.96142	112,327
01/01/2020 to 12/31/2020	9.96142	10.70923	55,609
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	9.99682	9.77249	155,204
01/01/2017 to 12/31/2017	9.77249	9.74807	131,636
01/01/2018 to 12/31/2018	9.74807	9.34806	149,070
01/01/2019 to 12/31/2019	9.34806	10.05069	51,699
01/01/2020 to 12/31/2020	10.05069	10.92152	9,135
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	9.99681	9.92799	0
01/01/2018 to 12/31/2018	9.92799	9.44378	29,851
01/01/2019 to 12/31/2019	9.44378	10.23633	7,870
01/01/2020 to 12/31/2020	10.23633	11.40289	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	9.99681	9.55642	0
01/01/2019 to 12/31/2019	9.55642	10.42406	62,655
01/01/2020 to 12/31/2020	10.42406	11.77496	1,664
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	9.99841	11.11233	11,520
01/01/2020 to 12/31/2020	11.11233	12.36037	87,819
AST Bond Portfolio 2031
01/02/2020* to 12/31/2020	9.99841	10.99575	75,093

A-63

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	13.48272	12.77918	32,150
01/01/2012 to 12/31/2012	12.77918	14.11565	47,398
01/01/2013 to 12/31/2013	14.11565	16.82101	20,327
01/01/2014 to 12/31/2014	16.82101	17.48193	38,431
01/01/2015 to 12/31/2015	17.48193	17.07150	28,880
01/01/2016 to 12/31/2016	17.07150	17.71706	15,044
01/01/2017 to 12/31/2017	17.71706	20.28976	25,082
01/01/2018 to 12/31/2018	20.28976	18.47978	4,910
01/01/2019 to 12/31/2019	18.47978	21.94376	19,591
01/01/2020 to 12/31/2020	21.94376	24.17529	24,324
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99761	11.53973	0
01/01/2014 to 12/31/2014	11.53973	12.73456	0
01/01/2015 to 12/31/2015	12.73456	11.92774	0
01/01/2016 to 12/31/2016	11.92774	13.31249	0
01/01/2017 to 12/31/2017	13.31249	15.31200	0
01/01/2018 to 12/31/2018	15.31200	14.16207	0
01/01/2019 to 12/31/2019	14.16207	18.02498	0
01/01/2020 to 12/31/2020	18.02498	18.33593	0
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	16.18173	14.92661	198
01/01/2012 to 12/31/2012	14.92661	18.38438	277
01/01/2013 to 12/31/2013	18.38438	18.63379	85
01/01/2014 to 12/31/2014	18.63379	20.61990	262
01/01/2015 to 12/31/2015	20.61990	20.01102	328
01/01/2016 to 12/31/2016	20.01102	19.61310	89
01/01/2017 to 12/31/2017	19.61310	21.12663	137
01/01/2018 to 12/31/2018	21.12663	19.55143	82
01/01/2019 to 12/31/2019	19.55143	23.76291	302
01/01/2020 to 12/31/2020	23.76291	22.40163	425
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	18.04155	18.68048	663
01/01/2012 to 12/31/2012	18.68048	20.92906	912
01/01/2013 to 12/31/2013	20.92906	20.96618	76
01/01/2014 to 12/31/2014	20.96618	26.66143	310
01/01/2015 to 12/31/2015	26.66143	27.15198	301
01/01/2016 to 12/31/2016	27.15198	27.64593	68
01/01/2017 to 12/31/2017	27.64593	28.53301	96
01/01/2018 to 12/31/2018	28.53301	26.39295	60
01/01/2019 to 12/31/2019	26.39295	33.63970	229
01/01/2020 to 12/31/2020	33.63970	31.74817	374
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	17.47708	13.53518	254
01/01/2012 to 12/31/2012	13.53518	15.50378	497
01/01/2013 to 12/31/2013	15.50378	15.09301	218
01/01/2014 to 12/31/2014	15.09301	13.97380	446
01/01/2015 to 12/31/2015	13.97380	11.30265	345
01/01/2016 to 12/31/2016	11.30265	12.33676	176
01/01/2017 to 12/31/2017	12.33676	15.14541	439
01/01/2018 to 12/31/2018	15.14541	12.64262	213
01/01/2019 to 12/31/2019	12.64262	13.91951	750
01/01/2020 to 12/31/2020	13.91951	14.06937	35

A-64

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	13.58559	12.99831	3,215
01/01/2012 to 12/31/2012	12.99831	13.96786	2,517
01/01/2013 to 12/31/2013	13.96786	15.57032	207
01/01/2014 to 12/31/2014	15.57032	15.60075	159
01/01/2015 to 12/31/2015	15.60075	15.30372	165
01/01/2016 to 12/31/2016	15.30372	15.49854	69
01/01/2017 to 12/31/2017	15.49854	17.53562	101
01/01/2018 to 12/31/2018	17.53562	15.71124	41
01/01/2019 to 12/31/2019	15.71124	18.31334	197
01/01/2020 to 12/31/2020	18.31334	19.34671	112
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99921	10.05088	0
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	12.78541	12.35668	1,562
01/01/2012 to 12/31/2012	12.35668	13.21768	1,693
01/01/2013 to 12/31/2013	13.21768	14.09980	260
01/01/2014 to 12/31/2014	14.09980	14.24912	845
01/01/2015 to 12/31/2015	14.24912	13.71487	557
01/01/2016 to 12/31/2016	13.71487	14.02303	295
01/01/2017 to 12/31/2017	14.02303	15.29558	928
01/01/2018 to 12/31/2018	15.29558	13.80632	283
01/01/2019 to 12/31/2019	13.80632	15.55928	493
01/01/2020 to 12/31/2020	15.55928	16.46853	489
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	15.62558	15.37615	258
01/01/2012 to 12/31/2012	15.37615	17.27805	263
01/01/2013 to 12/31/2013	17.27805	23.29721	32
01/01/2014 to 12/31/2014	23.29721	24.25849	2,152
01/01/2015 to 12/31/2015	24.25849	22.26848	770
01/01/2016 to 12/31/2016	22.26848	26.89113	197
01/01/2017 to 12/31/2017	26.89113	29.30646	1,929
01/01/2018 to 12/31/2018	29.30646	24.45857	849
01/01/2019 to 12/31/2019	24.45857	29.13549	3,327
01/01/2020 to 12/31/2020	29.13549	28.98997	1,069
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	9.53428	9.26367	765
01/01/2012 to 12/31/2012	9.26367	8.99838	990
01/01/2013 to 12/31/2013	8.99838	8.74050	287
01/01/2014 to 12/31/2014	8.74050	8.49004	1,065
01/01/2015 to 12/31/2015	8.49004	8.24671	703
01/01/2016 to 12/31/2016	8.24671	8.01108	297
01/01/2017 to 12/31/2017	8.01108	7.80843	449
01/01/2018 to 12/31/2018	7.80843	7.68202	232
01/01/2019 to 12/31/2019	7.68202	7.58799	898
01/01/2020 to 12/31/2020	7.58799	7.38693	1,294

A-65

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2011 to 12/31/2011	13.72365	13.75411	248
01/01/2012 to 12/31/2012	13.75411	15.21285	343
01/01/2013 to 12/31/2013	15.21285	15.83797	0
01/01/2014 to 12/31/2014	15.83797	15.77758	0
01/01/2015 to 12/31/2015	15.77758	14.77923	0
01/01/2016 to 12/31/2016	14.77923	16.56712	0
01/01/2017 to 12/31/2017	16.56712	17.29601	0
01/01/2018 to 12/31/2018	17.29601	16.46395	0
01/01/2019 to 12/31/2019	16.46395	18.43902	0
01/01/2020 to 12/31/2020	18.43902	18.38268	2
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	13.91972	12.95575	727
01/01/2012 to 12/31/2012	12.95575	14.70880	769
01/01/2013 to 12/31/2013	14.70880	19.98265	284
01/01/2014 to 12/31/2014	19.98265	22.07828	394
01/01/2015 to 12/31/2015	22.07828	19.76490	284
01/01/2016 to 12/31/2016	19.76490	23.01799	133
01/01/2017 to 12/31/2017	23.01799	26.65181	289
01/01/2018 to 12/31/2018	26.65181	22.22042	132
01/01/2019 to 12/31/2019	22.22042	27.95603	445
01/01/2020 to 12/31/2020	27.95603	27.22824	217
AST International Growth Portfolio
01/01/2011 to 12/31/2011	14.67945	12.41627	446
01/01/2012 to 12/31/2012	12.41627	14.51610	620
01/01/2013 to 12/31/2013	14.51610	16.78723	206
01/01/2014 to 12/31/2014	16.78723	15.40514	573
01/01/2015 to 12/31/2015	15.40514	15.43470	582
01/01/2016 to 12/31/2016	15.43470	14.42697	200
01/01/2017 to 12/31/2017	14.42697	18.97983	321
01/01/2018 to 12/31/2018	18.97983	15.97539	182
01/01/2019 to 12/31/2019	15.97539	20.50056	607
01/01/2020 to 12/31/2020	20.50056	26.15025	459
AST International Value Portfolio
01/01/2011 to 12/31/2011	14.06081	11.94417	254
01/01/2012 to 12/31/2012	11.94417	13.53606	344
01/01/2013 to 12/31/2013	13.53606	15.70785	139
01/01/2014 to 12/31/2014	15.70785	14.23469	282
01/01/2015 to 12/31/2015	14.23469	13.93967	204
01/01/2016 to 12/31/2016	13.93967	13.61966	107
01/01/2017 to 12/31/2017	13.61966	16.24869	232
01/01/2018 to 12/31/2018	16.24869	13.23385	117
01/01/2019 to 12/31/2019	13.23385	15.42846	398
01/01/2020 to 12/31/2020	15.42846	14.89542	196
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	13.46704	13.00722	132
01/01/2012 to 12/31/2012	13.00722	14.34980	45
01/01/2013 to 12/31/2013	14.34980	16.20814	16
01/01/2014 to 12/31/2014	16.20814	16.74563	41
01/01/2015 to 12/31/2015	16.74563	16.09521	23
01/01/2016 to 12/31/2016	16.09521	16.45069	14
01/01/2017 to 12/31/2017	16.45069	18.69020	21
01/01/2018 to 12/31/2018	18.69020	16.81340	8
01/01/2019 to 12/31/2019	16.81340	19.50482	37
01/01/2020 to 12/31/2020	19.50482	21.43914	34

A-66

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	14.06906	12.41579	1,104
01/01/2012 to 12/31/2012	12.41579	14.70157	1,222
01/01/2013 to 12/31/2013	14.70157	16.47396	337
01/01/2014 to 12/31/2014	16.47396	14.98316	863
01/01/2015 to 12/31/2015	14.98316	14.14693	558
01/01/2016 to 12/31/2016	14.14693	14.00797	298
01/01/2017 to 12/31/2017	14.00797	17.64003	777
01/01/2018 to 12/31/2018	17.64003	14.13874	361
01/01/2019 to 12/31/2019	14.13874	17.47231	978
01/01/2020 to 12/31/2020	17.47231	19.19151	815
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	12.09566	11.77703	2,478
01/01/2012 to 12/31/2012	11.77703	12.66517	3,240
01/01/2013 to 12/31/2013	12.66517	13.65947	773
01/01/2014 to 12/31/2014	13.65947	13.99094	2,658
01/01/2015 to 12/31/2015	13.99094	13.56511	2,045
01/01/2016 to 12/31/2016	13.56511	13.68311	1,008
01/01/2017 to 12/31/2017	13.68311	14.90601	2,954
01/01/2018 to 12/31/2018	14.90601	13.73435	1,444
01/01/2019 to 12/31/2019	13.73435	15.28973	3,338
01/01/2020 to 12/31/2020	15.28973	16.53767	2,887
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.10882	10.86250	223
01/01/2012 to 12/31/2012	10.86250	12.15304	358
01/01/2013 to 12/31/2013	12.15304	16.11302	77
01/01/2014 to 12/31/2014	16.11302	17.13877	272
01/01/2015 to 12/31/2015	17.13877	18.41799	330
01/01/2016 to 12/31/2016	18.41799	17.62936	83
01/01/2017 to 12/31/2017	17.62936	23.26185	1,407
01/01/2018 to 12/31/2018	23.26185	22.22737	674
01/01/2019 to 12/31/2019	22.22737	28.62954	2,404
01/01/2020 to 12/31/2020	28.62954	42.83784	237
AST Large-Cap Core Portfolio
04/29/2013* to 12/31/2013	9.99761	11.57823	0
01/01/2014 to 12/31/2014	11.57823	12.96068	0
01/01/2015 to 12/31/2015	12.96068	12.78351	0
01/01/2016 to 12/31/2016	12.78351	13.76613	0
01/01/2017 to 12/31/2017	13.76613	16.23626	16
01/01/2018 to 12/31/2018	16.23626	14.64060	16
01/01/2019 to 12/31/2019	14.64060	17.80317	26
01/01/2020 to 12/31/2020	17.80317	19.22068	204
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	14.70981	14.15841	1,570
01/01/2012 to 12/31/2012	14.15841	15.43885	1,868
01/01/2013 to 12/31/2013	15.43885	20.48706	567
01/01/2014 to 12/31/2014	20.48706	22.00743	3,518
01/01/2015 to 12/31/2015	22.00743	23.52984	2,715
01/01/2016 to 12/31/2016	23.52984	24.13182	1,013
01/01/2017 to 12/31/2017	24.13182	31.17596	2,859
01/01/2018 to 12/31/2018	31.17596	29.46366	1,625
01/01/2019 to 12/31/2019	29.46366	37.67194	3,531
01/01/2020 to 12/31/2020	37.67194	48.15329	1,731

A-67

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	14.46732	13.61306	413
01/01/2012 to 12/31/2012	13.61306	16.27386	601
01/01/2013 to 12/31/2013	16.27386	20.17598	113
01/01/2014 to 12/31/2014	20.17598	20.30921	3,119
01/01/2015 to 12/31/2015	20.30921	19.43804	1,245
01/01/2016 to 12/31/2016	19.43804	20.22523	326
01/01/2017 to 12/31/2017	20.22523	24.33129	679
01/01/2018 to 12/31/2018	24.33129	21.37259	268
01/01/2019 to 12/31/2019	21.37259	26.97943	1,242
01/01/2020 to 12/31/2020	26.97943	29.92214	1,346
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99762	10.23705	501
01/01/2013 to 12/31/2013	10.23705	11.82459	148
01/01/2014 to 12/31/2014	11.82459	12.07593	228
01/01/2015 to 12/31/2015	12.07593	11.58417	151
01/01/2016 to 12/31/2016	11.58417	11.73939	61
01/01/2017 to 12/31/2017	11.73939	13.28472	74
01/01/2018 to 12/31/2018	13.28472	11.83426	41
01/01/2019 to 12/31/2019	11.83426	14.11175	142
01/01/2020 to 12/31/2020	14.11175	15.06077	211
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	13.24017	12.78488	2,289
01/01/2012 to 12/31/2012	12.78488	14.53945	2,516
01/01/2013 to 12/31/2013	14.53945	19.30703	764
01/01/2014 to 12/31/2014	19.30703	20.38713	1,931
01/01/2015 to 12/31/2015	20.38713	21.23446	1,451
01/01/2016 to 12/31/2016	21.23446	21.02154	614
01/01/2017 to 12/31/2017	21.02154	26.69190	1,849
01/01/2018 to 12/31/2018	26.69190	26.48002	1,055
01/01/2019 to 12/31/2019	26.48002	35.43858	2,156
01/01/2020 to 12/31/2020	35.43858	44.91464	987
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99762	10.14988	0
01/01/2013 to 12/31/2013	10.14988	13.26086	0
01/01/2014 to 12/31/2014	13.26086	14.19695	0
01/01/2015 to 12/31/2015	14.19695	13.69034	0
01/01/2016 to 12/31/2016	13.69034	15.08707	0
01/01/2017 to 12/31/2017	15.08707	17.19723	1,056
01/01/2018 to 12/31/2018	17.19723	15.00631	489
01/01/2019 to 12/31/2019	15.00631	18.85403	1,764
01/01/2020 to 12/31/2020	18.85403	19.02684	0
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	15.60961	14.71140	179
01/01/2012 to 12/31/2012	14.71140	17.09191	269
01/01/2013 to 12/31/2013	17.09191	21.94678	56
01/01/2014 to 12/31/2014	21.94678	23.77519	197
01/01/2015 to 12/31/2015	23.77519	21.78070	1,699
01/01/2016 to 12/31/2016	21.78070	21.50599	528
01/01/2017 to 12/31/2017	21.50599	26.55125	932
01/01/2018 to 12/31/2018	26.55125	24.66449	323
01/01/2019 to 12/31/2019	24.66449	31.18218	1,583
01/01/2020 to 12/31/2020	31.18218	40.84106	1,488

A-68

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	16.35722	15.49442	0
01/01/2012 to 12/31/2012	15.49442	17.62741	0
01/01/2013 to 12/31/2013	17.62741	24.31534	0
01/01/2014 to 12/31/2014	24.31534	26.98431	0
01/01/2015 to 12/31/2015	26.98431	24.73327	0
01/01/2016 to 12/31/2016	24.73327	28.40628	0
01/01/2017 to 12/31/2017	28.40628	31.39950	0
01/01/2018 to 12/31/2018	31.39950	25.47999	0
01/01/2019 to 12/31/2019	25.47999	29.95107	0
01/01/2020 to 12/31/2020	29.95107	28.57330	0
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	12.39835	12.16361	11,633
01/01/2012 to 12/31/2012	12.16361	13.04005	11,751
01/01/2013 to 12/31/2013	13.04005	13.83322	698
01/01/2014 to 12/31/2014	13.83322	14.21282	2,094
01/01/2015 to 12/31/2015	14.21282	13.82533	1,493
01/01/2016 to 12/31/2016	13.82533	14.17209	708
01/01/2017 to 12/31/2017	14.17209	15.16170	996
01/01/2018 to 12/31/2018	15.16170	14.30661	397
01/01/2019 to 12/31/2019	14.30661	15.94500	157
01/01/2020 to 12/31/2020	15.94500	16.89468	696
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01753	10.04905	0
01/01/2012 to 12/31/2012	10.04905	10.45441	0
01/01/2013 to 12/31/2013	10.45441	9.91987	0
01/01/2014 to 12/31/2014	9.91987	10.21971	0
01/01/2015 to 12/31/2015	10.21971	9.90026	0
01/01/2016 to 12/31/2016	9.90026	10.02211	0
01/01/2017 to 12/31/2017	10.02211	10.28769	0
01/01/2018 to 12/31/2018	10.28769	9.90997	0
01/01/2019 to 12/31/2019	9.90997	10.56509	0
01/01/2020 to 12/31/2020	10.56509	10.88314	0
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	13.97741	12.73366	4,862
01/01/2012 to 12/31/2012	12.73366	13.96618	9,795
01/01/2013 to 12/31/2013	13.96618	15.87570	4,350
01/01/2014 to 12/31/2014	15.87570	16.83903	4,970
01/01/2015 to 12/31/2015	16.83903	16.25623	8,729
01/01/2016 to 12/31/2016	16.25623	17.38565	4,279
01/01/2017 to 12/31/2017	17.38565	19.60739	12,755
01/01/2018 to 12/31/2018	19.60739	17.59583	2,177
01/01/2019 to 12/31/2019	17.59583	20.36953	4,924
01/01/2020 to 12/31/2020	20.36953	20.94467	4,746
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	14.23370	14.30449	519
01/01/2012 to 12/31/2012	14.30449	16.50658	751
01/01/2013 to 12/31/2013	16.50658	21.23317	153
01/01/2014 to 12/31/2014	21.23317	24.17502	529
01/01/2015 to 12/31/2015	24.17502	24.20534	589
01/01/2016 to 12/31/2016	24.20534	27.00414	158
01/01/2017 to 12/31/2017	27.00414	32.06958	237
01/01/2018 to 12/31/2018	32.06958	28.58609	95
01/01/2019 to 12/31/2019	28.58609	34.56030	479
01/01/2020 to 12/31/2020	34.56030	31.82833	627

A-69

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99761	8.82585	0
01/01/2012 to 12/31/2012	8.82585	9.70047	0
01/01/2013 to 12/31/2013	9.70047	11.53306	0
01/01/2014 to 12/31/2014	11.53306	11.93081	0
01/01/2015 to 12/31/2015	11.93081	11.60635	0
01/01/2016 to 12/31/2016	11.60635	11.98733	0
01/01/2017 to 12/31/2017	11.98733	13.76296	0
01/01/2018 to 12/31/2018	13.76296	12.49379	0
01/01/2019 to 12/31/2019	12.49379	14.70907	0
01/01/2020 to 12/31/2020	14.70907	15.94157	0
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	16.62530	14.03194	561
01/01/2012 to 12/31/2012	14.03194	16.36505	843
01/01/2013 to 12/31/2013	16.36505	22.38387	183
01/01/2014 to 12/31/2014	22.38387	22.81660	648
01/01/2015 to 12/31/2015	22.81660	22.45844	832
01/01/2016 to 12/31/2016	22.45844	23.49600	198
01/01/2017 to 12/31/2017	23.49600	29.14485	254
01/01/2018 to 12/31/2018	29.14485	25.23531	171
01/01/2019 to 12/31/2019	25.23531	33.45495	586
01/01/2020 to 12/31/2020	33.45495	43.93105	615
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	17.30954	16.64956	44
01/01/2012 to 12/31/2012	16.64956	18.14068	55
01/01/2013 to 12/31/2013	18.14068	23.81901	15
01/01/2014 to 12/31/2014	23.81901	24.01986	32
01/01/2015 to 12/31/2015	24.01986	23.51474	20
01/01/2016 to 12/31/2016	23.51474	25.60099	10
01/01/2017 to 12/31/2017	25.60099	30.81716	21
01/01/2018 to 12/31/2018	30.81716	27.41343	9
01/01/2019 to 12/31/2019	27.41343	34.64820	30
01/01/2020 to 12/31/2020	34.64820	49.94231	12
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	15.75235	14.38698	77
01/01/2012 to 12/31/2012	14.38698	16.51183	92
01/01/2013 to 12/31/2013	16.51183	22.03763	34
01/01/2014 to 12/31/2014	22.03763	22.53377	67
01/01/2015 to 12/31/2015	22.53377	20.94449	46
01/01/2016 to 12/31/2016	20.94449	26.28753	20
01/01/2017 to 12/31/2017	26.28753	27.41232	45
01/01/2018 to 12/31/2018	27.41232	22.07620	22
01/01/2019 to 12/31/2019	22.07620	26.15679	79
01/01/2020 to 12/31/2020	26.15679	25.62629	39
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	13.08694	12.96481	5,058
01/01/2012 to 12/31/2012	12.96481	14.29232	4,929
01/01/2013 to 12/31/2013	14.29232	16.21971	761
01/01/2014 to 12/31/2014	16.21971	16.68128	3,237
01/01/2015 to 12/31/2015	16.68128	16.20999	7,188
01/01/2016 to 12/31/2016	16.20999	16.93448	3,604
01/01/2017 to 12/31/2017	16.93448	18.98517	7,301
01/01/2018 to 12/31/2018	18.98517	17.45593	1,208
01/01/2019 to 12/31/2019	17.45593	20.49006	3,764
01/01/2020 to 12/31/2020	20.49006	22.39764	3,327

A-70

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	14.72376	14.05996	1,893
01/01/2012 to 12/31/2012	14.05996	16.05759	2,438
01/01/2013 to 12/31/2013	16.05759	22.46469	644
01/01/2014 to 12/31/2014	22.46469	23.64183	1,459
01/01/2015 to 12/31/2015	23.64183	25.16509	1,031
01/01/2016 to 12/31/2016	25.16509	25.10536	470
01/01/2017 to 12/31/2017	25.10536	33.62783	1,150
01/01/2018 to 12/31/2018	33.62783	33.92149	584
01/01/2019 to 12/31/2019	33.92149	42.25114	1,417
01/01/2020 to 12/31/2020	42.25114	57.37801	558
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	13.85711	13.39438	339
01/01/2012 to 12/31/2012	13.39438	14.75340	422
01/01/2013 to 12/31/2013	14.75340	19.29339	158
01/01/2014 to 12/31/2014	19.29339	19.03242	286
01/01/2015 to 12/31/2015	19.03242	17.36587	216
01/01/2016 to 12/31/2016	17.36587	17.90325	111
01/01/2017 to 12/31/2017	17.90325	20.27046	252
01/01/2018 to 12/31/2018	20.27046	17.77458	113
01/01/2019 to 12/31/2019	17.77458	21.74893	1,462
01/01/2020 to 12/31/2020	21.74893	21.56705	1,232
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	16.00607	13.22841	932
01/01/2012 to 12/31/2012	13.22841	13.31342	1,534
01/01/2013 to 12/31/2013	13.31342	14.92085	422
01/01/2014 to 12/31/2014	14.92085	13.28121	1,024
01/01/2015 to 12/31/2015	13.28121	10.41652	1,141
01/01/2016 to 12/31/2016	10.41652	12.60946	319
01/01/2017 to 12/31/2017	12.60946	13.51148	701
01/01/2018 to 12/31/2018	13.51148	10.93667	376
01/01/2019 to 12/31/2019	10.93667	12.41498	1,474
01/01/2020 to 12/31/2020	12.41498	11.79100	1,068
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	15.79968	14.81790	499
01/01/2012 to 12/31/2012	14.81790	17.04243	450
01/01/2013 to 12/31/2013	17.04243	21.92023	109
01/01/2014 to 12/31/2014	21.92023	24.47937	230
01/01/2015 to 12/31/2015	24.47937	22.20635	147
01/01/2016 to 12/31/2016	22.20635	24.59060	39
01/01/2017 to 12/31/2017	24.59060	28.31439	57
01/01/2018 to 12/31/2018	28.31439	22.95374	31
01/01/2019 to 12/31/2019	22.95374	26.56463	131
01/01/2020 to 12/31/2020	26.56463	24.30335	210
AST Wellington Management Hedged Equity Portfolio
01/01/2011 to 12/31/2011	14.13468	13.25567	3,090
01/01/2012 to 12/31/2012	13.25567	14.29238	10,223
01/01/2013 to 12/31/2013	14.29238	16.72932	4,227
01/01/2014 to 12/31/2014	16.72932	17.14431	8,170
01/01/2015 to 12/31/2015	17.14431	16.54756	4,473
01/01/2016 to 12/31/2016	16.54756	17.12322	2,535
01/01/2017 to 12/31/2017	17.12322	18.89498	3,491
01/01/2018 to 12/31/2018	18.89498	17.43342	113
01/01/2019 to 12/31/2019	17.43342	20.41448	1,036
01/01/2020 to 12/31/2020	20.41448	21.14978	1,344

A-71

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	11.20219	11.53736	513
01/01/2012 to 12/31/2012	11.53736	12.08618	674
01/01/2013 to 12/31/2013	12.08618	11.56456	213
01/01/2014 to 12/31/2014	11.56456	12.04162	3,803
01/01/2015 to 12/31/2015	12.04162	11.84113	1,426
01/01/2016 to 12/31/2016	11.84113	12.09503	434
01/01/2017 to 12/31/2017	12.09503	12.49052	1,062
01/01/2018 to 12/31/2018	12.49052	11.85593	418
01/01/2019 to 12/31/2019	11.85593	12.93277	1,882
01/01/2020 to 12/31/2020	12.93277	13.58074	1,805
*Denotes the start date of these sub-accounts

A-72

APPENDIX B – CALCULATION OF OPTIONAL DEATH BENEFITS
Examples of Combination 5% Roll-Up and Highest Anniversary Value Death Benefit Calculation
The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.
Example with Sub-account increase and death before Death Benefit Target Date
Assume that the Owner’s Account Value has generally been increasing due to positive Sub-account performance and that no withdrawals have been made. On the 7th anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5th anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).
Example with withdrawals
Assume that the Owner made a withdrawal of $5,000 on the 6th anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6th anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7th annuity year is equal to 5% of the Roll-Up Value as of the 6th anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7th anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2nd anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

Roll-Up Value	=	{($67,005 – $3,350) – [($67,005 – $3,350) * $1,650/($45,000 – $3,350)]} * 1.05
	=	($63,655 – $2,522) * 1.05
	=	$64,190
Highest Anniversary Value	=	$70,000 – [$70,000 * $5,000/$45,000]
	=	$70,000 – $7,778
	=	$62,222
Basic Death Benefit	=	max [$43,000, $50,000 – ($50,000 * $5,000/$45,000)]
	=	max [$43,000, $44,444]
	=	$44,444
The Death Benefit therefore is $64,190.
Example with death after Death Benefit Target Date
Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the Annuity Anniversary on or following the Owner’s 80th birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent purchase payments and reduced proportionally for subsequent withdrawals.

Roll-Up Value	=	$81,445 + $15,000 – [($81,445 + 15,000) * $5,000/$70,000]
	=	$81,445 + $15,000 – $6,889
	=	$89,556
Highest Anniversary Value	=	$85,000 + $15,000 – [($85,000 + 15,000) * $5,000/$70,000]
	=	$85,000 + $15,000 – $ 7,143
	=	$92,857
Basic Death Benefit	=	max [$75,000, $50,000 + $15,000 – {(50,000 + $15,000) * $5,000/$70,000}]
	=	max [$75,000, $60,357]
	=	$75,000
The Death Benefit therefore is $92,857.
B-1

Examples of Highest Daily Value Death Benefit Calculation
The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.
Example with Sub-account increase and death before Death Benefit Target Date Assume that the Owner’s Account Value has generally been increasing due to positive Sub-account performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).
Example with withdrawals
Assume that the Account Value has been increasing due to positive Sub-account performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

Highest Daily Value	=	$90,000 – [$90,000 * $15,000/$75,000]
	=	$90,000 – $18,000
	=	$72,000
Basic Death Benefit	=	max [$80,000, $50,000 – ($50,000 * $15,000/$75,000)]
	=	max [$80,000, $40,000]
	=	$80,000
The Death Benefit therefore is $80,000.
Example with death after Death Benefit Target Date
Assume that the Owner’s Account Value has generally been increasing due to positive Sub-account performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus purchase payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Daily Value	=	$80,000 + $15,000 – [($80,000 + $15,000) * $5,000/$70,000]
	=	$80,000 + $15,000 – $6,786
	=	$88,214
Basic Death Benefit	=	max [$75,000, ($50,000 + $15,000) – {($50,000 + $15,000) * $5,000/$70,000}]
	=	max [$75,000, $60,357]
	=	$75,000
The Death Benefit therefore is $88,214.

B-2

APPENDIX C – FORMULA UNDER HIGHEST DAILY LIFETIME® FIVE INCOME BENEFIT
We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the formula that applies to your Annuity.
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
•Cu – the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.
•Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.
•Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.
•L – the target value as of the current Valuation Day.
•r – the target ratio.
•a – the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a 2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table “a” factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.
•Q – age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee The factor is currently set equal to 1.
•V – the total value of all Permitted Sub-accounts in the annuity.
•F – the total value of all Benefit Fixed Rate Account allocations.
•I – the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.
•T – the amount of a transfer into or out of the Benefit Fixed Rate Account.
•I% – annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%.
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

L	=	I * Q * a
TRANSFER CALCULATION:
The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – F) / V.
•If r > Cu, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.
•If r < Cl, and there are currently assets in the Benefit Fixed Rate Account (F > 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.
The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	{Min(V, [L – F – V * Ct] / (1 – Ct))}	T>0, Money moving from the Permitted Sub-accounts to the Benefit Fixed Rate Account
T	=	{Min(F, [L – F – V * Ct] / (1 – Ct))}	T<0, Money moving from the Benefit Fixed Rate Account to the Permitted Sub-accounts]
Example:
Male age 65 contributes $100,000 into the Permitted Sub accounts and the value drops to $92,300 during year one, end of day one. A table of values for “a” appears below.

Target Value Calculation:

L	=	I * Q * a
	=	5000.67 * 1 * 15.34
	=	76,710.28
Target Ratio:

R	=	(L – F) / V
	=	(76,710.28 – 0) / 92,300.00
	=	83.11%
Since r > Cu (because 83.11% > 83%) a transfer into the Benefit Fixed rate Account occurs.

T	=	{Min (V, [L – F – V * Ct] / (1 – Ct))}
	=	{Min (92,300.00, [76,710.28 – 0 – 92,300.00 * 0.80] / (1 – 0.80))}
	=	{Min (92,300.00, 14,351.40)}
	=	14,351.40
FORMULA FOR CONTRACTS WITH 90% CAP FEATURE
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

L	=	I * Q * a
If you elect this feature, the following replaces the “Transfer Calculation” section in this Appendix.
Transfer Calculation:
The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required: On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the Benefit Fixed Rate Account:
If (F / (V + F) > .90) then T = F – (V + F) * .90
If T is greater than $0 as described above, then an amount equal to T is transferred from the Benefit Fixed Rate Account and allocated to the Permitted Sub-accounts, and no additional transfer calculations are performed on the effective date.
On each Valuation Day thereafter (including the effective date of this feature provided F/(V+F) <=.90), the following asset transfer calculation is performed

Target Ratio r	=	(L – F) / V.
•If r > Cu, assets in the Permitted Sub-accounts are transferred to the Benefit Fixed Rate Account (subject to the 90% cap feature described above).
•If r < Cl and there are currently assets in the Benefit Fixed Rate Account (F > 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.
The following formula, which is set on the Effective Date of this feature and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (V + F)) – F), [L – F – V * Ct] / (1 – Ct))	Money is transferred from the elected Permitted Sub-accounts to Benefit Fixed Rate Account
T	=	Min(F, – [L – F – V * Ct] / (1 – Ct)),	Money is transferred from the Benefit Fixed Rate Account to the Permitted Sub-accounts.

Age 65 “a” Factors for Liability Calculations
(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06
31	4.04	4.02	4.00	3.98	3.97	3.95	3.93	3.91	3.90	3.88	3.86	3.84
32	3.83	3.81	3.79	3.78	3.76	3.74	3.72	3.71	3.69	3.67	3.66	3.64
33	3.62	3.61	3.59	3.57	3.55	3.54	3.52	3.50	3.49	3.47	3.45	3.44
34	3.42	3.40	3.39	3.37	3.35	3.34	3.32	3.30	3.29	3.27	3.25	3.24
35	3.22	3.20	3.18	3.17	3.15	3.13	3.12	3.10	3.08	3.07	3.05	3.03
36	3.02	3.00	2.98	2.96	2.95	2.93	2.91	2.90	2.88	2.86	2.85	2.83
37	2.81	2.79	2.78	2.76	2.74	2.73	2.71	2.69	2.68	2.66	2.64	2.62
38	2.61	2.59	2.57	2.56	2.54	2.52	2.51	2.49	2.47	2.45	2.44	2.42
39	2.40	2.39	2.37	2.35	2.34	2.32	2.30	2.29	2.27	2.25	2.24	2.22
40	2.20	2.19	2.17	2.15	2.14	2.12	2.11	2.09	2.07	2.06	2.04	2.02
41	2.01	1.84	1.67	1.51	1.34	1.17	1.00	0.84	0.67	0.50	0.33	0.17
*    The values set forth in this table are applied to all ages, and apply whether or not the 90% cap is elected.

APPENDIX D – FORMULA UNDER HIGHEST DAILY® GRO BENEFIT
FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO MADE PRIOR TO JULY 16, 2010
THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
•AV is the current Account Value of the Annuity
•V is the current Account Value of the elected Sub-accounts of the Annuity
•B is the total current value of the AST bond portfolio Sub-account
•Cl is the lower target value. Currently, it is 79%.
•Ct is the middle target value. Currently, it is 82%.
•Cu is the upper target value. Currently, it is 85%.
For each guarantee provided under the benefit,
•Gi is the guarantee amount
•Ni is the number of days until the maturity date
•di is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.
The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of the Base Guarantee Period or Step-Up Guarantee Period. We call the greatest of these values the “current liability (L).”

L	=	MAX (Li), where Li = Gi / (1 + di)^(Ni/365).
Next the formula calculates the following formula ratio:

r	=	(L – B) / V.
If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the bond fund Sub-account associated with the current liability. If at the time we make a transfer to the bond fund Sub-account associated with the current liability there is Account Value allocated to a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.
The formula will transfer assets into the Transfer Account if r > Cu.
The transfer amount is calculated by the following formula:

T	=	{Min(V, [L – B – V * Ct] / (1 – Ct))}
If the formula ratio is less than a lower target value and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account into the elected Sub-accounts.
The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B- V * Ct] / (1 – Ct))}
If following a transfer to the elected Sub-accounts, there are assets remaining in a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

FORMULA FOR ANNUITIES WITH 90% CAP FEATURE – HIGHEST DAILY GRO
THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
•AV is the current Account Value of the Annuity
•V is the current Account Value of the elected Sub-accounts of the Annuity
•B is the total current value of the AST bond portfolio Sub-account
•Cl is the lower target value. Currently, it is 79%.
•Ct is the middle target value. Currently, it is 82%.
•Cu is the upper target value. Currently, it is 85%.
•T is the amount of a transfer into or out of the Transfer AST bond portfolio Sub-account.
For each guarantee provided under the benefit,
•Gi is the guarantee amount
•Ni is the number of days until the maturity date
•di is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.
Transfer Calculation
The formula, which is set on the Effective Date of the 90% Cap Feature, and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.
On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST bond portfolio Sub-account:

If (B / (V + B) > .90), then
T	=	B – [(V + B) * .90]
If T as described above is greater than $0, then that amount (“T”) is transferred from the AST bond portfolio Sub-account to the elected Sub-accounts and no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST bond portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs.
On each Valuation Date thereafter (including the Effective Date of the 90% Cap Feature, provided (B / (V + B) < = .90), the formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability (L).”

L	=	MAX(Li), where Li = Gi / (1 + di)^(Ni/365)
Next the formula calculates the following formula ratio:

r	=	(L – B) / V
If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability, subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (the “90% cap feature”). If, at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability, there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the Transfer AST bond portfolio Sub-account if r > Cu, subject to the 90% cap feature.
The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0, (.90 * (V + B)) – B), [L – B – V * Ct] / (1 – Ct))}

If the formula ratio is less than a lower target value and there are assets in the Transfer AST bond portfolio Sub-account, then the formula will transfer assets out of the Transfer AST bond portfolio Sub-account into the elected Sub-accounts.
The formula will transfer assets out of the Transfer AST bond portfolio Sub-account if r < Cl and B > 0.
The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B – V * Ct] / (1 – Ct))}
If, following a transfer to the elected Sub-accounts, there are assets remaining in an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap feature, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap feature.

FORMULA FOR ELECTIONS OF HD GRO MADE ON OR AFTER JULY 16, 2010, SUBJECT
TO STATE APPROVAL.
The operation of the formula is the same as for elections of HD GRO with 90% cap feature prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.
THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
•AV is the current Account Value of the Annuity
•VV is the current Account Value of the elected Sub-accounts of the Annuity
•VF is the current Account Value of the elected Fixed Rate Options of the Annuity
•B is the total current value of the Transfer Account
•Cl is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee
•Ct is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee
•Cu is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee
•T is the amount of a transfer into or out of the Transfer Account
•“Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.
The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability (L)”.

L	=	MAX (Li ), where Li = Gi / (1 + di )^(Ni /365)
Where:
•Gi is the value of the Guarantee Amount or the Projected Future Guarantee
•Ni is the number of days until the end of the Guarantee Period
•di is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.
Next the formula calculates the following formula ratio (r):

r	=	(L – B) / (VV + VF )
If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% cap feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the Transfer Account if r > C u and if transfers have not been suspended due to the 90% cap feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.
The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0,(.90 * (VV + VF + B)) – B), [L – B – (VV + VF ) * Ct ] / (1 – Ct ))}
If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

The formula will transfer assets out of the Transfer Account if r<Cl and B>0.
The transfer amount is calculated by the following formula:

T	=	{Min (B, – [L – B – (VV + VF ) * Ct ] / (1 – Ct ))}
If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.
90% Cap Feature: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

APPENDIX E – FORMULA UNDER HIGHEST DAILY LIFETIME® SEVEN INCOME BENEFIT AND
SPOUSAL HIGHEST DAILY LIFETIME® SEVEN INCOME BENEFIT
(including Highest Daily Lifetime Seven with BIO, Highest Daily Lifetime Seven with LIA and Spousal Highest Daily Lifetime Seven with BIO)
1. Formula for Contracts Issued on or after July 21, 2008
(Without Election of 90% Cap Feature)
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
•Cu – the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.
•Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.
•Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.
•L – the target value as of the current business day.
•r – the target ratio.
•a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.
•Vv – the total value of all Permitted Sub-accounts in the Annuity.
•VF – the total value of all elected Fixed Rate Options in the Annuity.
•B – the total value of the AST Investment Grade Bond Portfolio Sub-account.
•P – Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.
•T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.
*    Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.
TARGET VALUE CALCULATION:
On each business day, a target value (L) is calculated, according to the following formula. If the Account Value (VV + VF) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a
TRANSFER CALCULATION:
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / (VV + VF).
•If r > Cu, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.
•If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	{Min (VV + VF), [L – B – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the elected Sub-accounts and Fixed Rate Options to the Transfer Account
T	=	{Min (B, – [L – B – (VV + VF)* Ct] / (1 – Ct))}	Money is transferred from the Transfer Account to the elected Sub-accounts

2. Formula for Contracts Issued Prior to 7/21/08
(Without Election of 90% Cap Feature)
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
•Cu – the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.
•Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.
•Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.
•L – the target value as of the current business day.
•r – the target ratio.
•a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.
•V – the total value of all Permitted Sub-accounts in the annuity.
•B – the total value of the AST Investment Grade Bond Portfolio Sub-account.
•P – Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.
•T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account
*    Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.
TARGET VALUE CALCULATION:
On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a
TRANSFER CALCULATION:
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / V.
•If r > Cu, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.
•If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	{Min(V, [L – B – V * Ct] / (1 – Ct))},	Money moving from the Permitted Sub-accounts to the AST Investment Grade Bond Portfolio Sub-account
T	=	{Min(B, – [L – B – V * Ct] / (1 – Ct))},	Money moving from the AST Investment Grade Bond Portfolio Sub-account to the Permitted Sub- accounts]
3. Formula for Annuities with 90% Cap Feature if Benefit was Elected Prior to July 21, 2008
See above for the Terms and Definitions Referenced in the Calculation Formula.
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

L	=	0.05 * P * a
TRANSFER CALCULATION:
The following formula, which is set on the Effective Date of the 90% Cap Feature as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

If (B / (V + B) > .90) then
T	=	B – [(V + B) * .90]
If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.
On each Valuation Day thereafter (including the Effective Date of the 90% Cap Feature, provided B / (V + B) < = .90), the following asset transfer calculation is performed:

Target Ratio r	=	(L – B) / V
•If r > Cu, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Sub-account provided transfers are not suspended under the 90% Cap Feature described below.
•If r < Cl and there are currently assets in the AST Investment Grade Bond Sub-account (B > 0), assets in the AST Investment Grade Bond Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.
The following formula, which is set on the Effective Date of the 90% Cap Feature and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (V + B)) – B), [L – B – V * Ct] / (1 – Ct))	Money is transferred from the elected Sub-accounts to the AST Investment Grade Bond Sub-account
T	=	{Min (B, – [L – B – V * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Portfolio Sub-account to the elected Sub-accounts.
At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.
90% Cap Feature: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Feature, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.
4. Formula for Annuities with 90% Cap Feature if Benefit was Elected on or after July 21, 2008
See above for the Terms and Definitions Referenced in the Calculation Formula
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

L	=	0.05 * P * a
TRANSFER CALCULATION:
The following formula, which is set on the Effective Date of the 90% Cap Feature as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

If (B / (VV + VF + B) > .90) then
T	=	B – [(VV + VF + B ) * .90]
If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.
On each Valuation Day thereafter (including the Effective Date of the 90% Cap Feature, provided B / (VV + VF + B) < = .90), the following asset transfer calculation is performed

Target Ratio r	=	(L – B) / (VV + VF)
•If r > Cu, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Sub-account, provided transfers are not suspended under the 90% Cap Feature described below.
•If r < Cl and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.
The following formula, which is set on the Effective Date of the 90% Cap Feature and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))	Money is transferred from the elected Sub-accounts to AST Investment Grade Bond Sub-account.
T	=	{Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Portfolio Sub-account to the elected Sub-accounts.
At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.
90% Cap Feature: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Feature, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

“a” Factors for Liability Calculations
(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06
31	4.04	4.02	4.00	3.98	3.97	3.95	3.93	3.91	3.90	3.88	3.86	3.84
32	3.83	3.81	3.79	3.78	3.76	3.74	3.72	3.71	3.69	3.67	3.66	3.64
33	3.62	3.61	3.59	3.57	3.55	3.54	3.52	3.50	3.49	3.47	3.45	3.44
34	3.42	3.40	3.39	3.37	3.35	3.34	3.32	3.30	3.29	3.27	3.25	3.24
35	3.22	3.20	3.18	3.17	3.15	3.13	3.12	3.10	3.08	3.07	3.05	3.03
36	3.02	3.00	2.98	2.96	2.95	2.93	2.91	2.90	2.88	2.86	2.85	2.83
37	2.81	2.79	2.78	2.76	2.74	2.73	2.71	2.69	2.68	2.66	2.64	2.62
38	2.61	2.59	2.57	2.56	2.54	2.52	2.51	2.49	2.47	2.45	2.44	2.42
39	2.40	2.39	2.37	2.35	2.34	2.32	2.30	2.29	2.27	2.25	2.24	2.22
40	2.20	2.19	2.17	2.15	2.14	2.12	2.11	2.09	2.07	2.06	2.04	2.02
41	2.01	1.84	1.67	1.51	1.34	1.17	1.00	0.84	0.67	0.50	0.33	0.17
*    The values set forth in this table are applied to all ages, and apply to each formula set out in this Appendix.

APPENDIX F – FORMULA FOR HIGHEST DAILY LIFETIME® 7 PLUS INCOME BENEFIT AND
SPOUSAL HIGHEST DAILY LIFETIME® 7 PLUS INCOME BENEFIT
(including Highest Daily Lifetime 7 Plus with BIO, Highest Daily Lifetime 7 Plus with LIA and Spousal Highest Daily Lifetime 7 Plus with BIO)
TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND
THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
•Cu – the upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.
•Cus – The secondary upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently it is 84.5%
•Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.
•Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.
•L – the target value as of the current Valuation Day.
•r – the target ratio.
•a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of “a” factors)
•Vv – the total value of all Permitted Sub-accounts in the Annuity.
•VF – the total value of all elected Fixed Rate Options in the Annuity
•B – the total value of the AST Investment Grade Bond Portfolio Sub-account.
•P – Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, and (2) any highest daily Account Value occurring on or after the date of the first Lifetime Withdrawal and prior to or including the date of this calculation increased for additional purchase payments including the amount of any associated Credits, and adjusted for Lifetime Withdrawals.
•T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account
•TM – the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio
*    Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.
DAILY CALCULATIONS
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (VV+ VF) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a
TRANSFER CALCULATION:
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L - B) / (VV + VF).
•If on the third consecutive Valuation Day r > Cu and r ≤ Cus or if on any day r > Cus, and subject to the 90% cap feature described below, assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.
•If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct]/(1 – Ct))	Money is transferred from the Permitted Sub-accounts and Fixed Rate Options to the AST Investment Grade Bond Sub-account
T	=	{Min (B, – [L – B – (VV + VF)* Ct]/(1 – Ct))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts

90% Cap Rule: If, on any Valuation Day, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.
MONTHLY CALCULATION
On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:
If, after the daily Transfer Calculation is performed,
{Min (B, .05 * (VV + VF + B))} < (Cu * (VV + VF) – L + B) / (1 – Cu), then

TM	=	{Min (B, .05 * (VV + VF + B))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts.

“a” Factors for Liability Calculations
(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06**
*    The values set forth in this table are applied to all ages.
**    In all subsequent years and months thereafter, the annuity factor is 4.06

APPENDIX G – SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES
Certain features of your Annuity may be different than the features described earlier in this prospectus if your Annuity is issued in certain states described below.

Jurisdiction	Special Provisions
Connecticut	The Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available for election.
Florida	The earliest Annuity Date is one year from the Issue Date.
Illinois	The earliest Annuity Date is one year from the Issue Date.
Massachusetts
If your Annuity is issued in Massachusetts after January 1, 2009, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum Withdrawal Benefit).
Medically-Related Surrenders are not available.
Additional Purchase Payments not permitted on B, L, and X Share.

Minnesota	CDSC Schedule for X-Share is 8, 8, 7, 6, 5, 4, 3, 2, 1%. Purchase Payments limited to those received before first annuity anniversary on L-Share.
Mississippi	CDSC Schedule for X-Share is 8, 8, 7, 6, 5, 4, 3, 2, 1%. Purchase Payments limited to those received before the first annuity anniversary on L-Share.
Montana	If your Annuity is issued in Montana, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum Withdrawal Benefit).
Texas	Minimum Annuity Payments are $20. The Beneficiary Annuity is not available.
Washington
If your Annuity was issued in Washington, and you have elected Highest Daily Lifetime Five, or any version of Highest Daily Lifetime Seven or Highest Daily Lifetime 7 Plus, the Guaranteed Minimum Account Value Credit otherwise available on these optional benefits is not available.
Additional Purchase Payments not permitted on B, L, and X Share.
Minimum Annuity Payments are $20.
The Highest Daily Lifetime Six Plus with Lifetime Income Accelerator is not available for election.
The Combo 5% Roll-up and Highest Anniversary Value Death Benefit is not available for election.

G-1

APPENDIX H – FORMULA UNDER HIGHEST DAILY® GRO II BENEFIT
FORMULA FOR ELECTIONS OF HIGHEST DAILY® GRO II MADE PRIOR TO JULY 16, 2010
THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
•AV is the current Account Value of the Annuity
•VV is the current Account Value of the elected Sub-accounts of the Annuity
•VF is the current Account Value of any fixed-rate Sub-accounts of the Annuity
•B is the total current value of the AST bond portfolio Sub-account
•Cl is the lower target value. Currently, it is 79%.
•Ct is the middle target value. Currently, it is 82%.
•Cu is the upper target value. Currently, it is 85%.
•T is the amount of a transfer into or out of the AST bond portfolio Sub-account.
For each guarantee provided under the benefit,
•Gi is the guarantee amount
•Ni is the number of days until the maturity date
•di is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.
The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the “current liability (L).”

L	=	MAX(Li), where Li = Gi / (1 + di)^(Ni/365)
Next the formula calculates the following formula ratio:

r	=	(L – B) / (VV + VF)
If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (“90% cap rule”). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the AST bond portfolio Sub-account if r > Cu, subject to the 90% cap rule.
The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0, (.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))}

If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.
The formula will transfer assets out of the AST bond portfolio Sub-account if r < Cl and B > 0.
The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}
If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap rule, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap.

FORMULA FOR ELECTIONS OF HD GRO II MADE ON OR AFTER JULY 16, 2010,
SUBJECT TO STATE APPROVAL
The operation of the formula is the same as for elections of HD GRO II prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.
THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
▪AV is the current Account Value of the Annuity
•VV is the current Account Value of the elected Sub-accounts of the Annuity
•VF is the current Account Value of the elected Fixed Rate Options of the Annuity
•B is the total current value of the Transfer Account
•Cl is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee
•Ct is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee
•Cu is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee
•T is the amount of a transfer into or out of the Transfer Account
•“Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.
The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability (L)”.

L	=	MAX(Li), where Li = Gi / (1 + di)^(Ni/365)
Where:
•Gi is the value of the Guarantee Amount or the Projected Future Guarantee
•Ni is the number of days until the end of the Guarantee Period
•di is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.
Next the formula calculates the following formula ratio (r):

r	=	(L – B) / (VV + VF ).
If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% cap feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the Transfer Account if r > Cu and if transfers have not been suspended due to the 90% cap feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.
The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0, (.90 * (VV + VF + B)) – B), [L – B – (VV + VF ) * Ct ] / (1 – Ct ))}

If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.
The formula will transfer assets out of the Transfer Account if r < Cl and B > 0.
The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B – (VV + VF ) * Ct ] / (1 – Ct ))}
If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.
90% Cap Feature: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

APPENDIX I – FORMULA FOR HIGHEST DAILY LIFETIME® 6 PLUS INCOME BENEFIT AND
SPOUSAL HIGHEST DAILY LIFETIME® 6 PLUS INCOME BENEFIT
(including Highest Daily Lifetime 6 Plus with LIA)
TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE
AST INVESTMENT GRADE BOND SUB-ACCOUNT
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
•Cu – the upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.
•Cus – The secondary upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently it is 84.5%.
•Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.
•Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.
•L – the target value as of the current Valuation Day.
•r – the target ratio.
•a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of “a” factors).
•Vv – the total value of all Permitted Sub-accounts in the Annuity.
•VF – the total value of all elected Fixed Rate Options in the Annuity.
•B – the total value of the AST Investment Grade Bond Portfolio Sub-account.
•P – Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, including the amount of any associated purchase Credits, and adjusted proportionally for excess withdrawals*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional purchase payments (including the amount of any associated purchase Credits) and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional purchase payments (including the amount of any associated purchase Credits) and adjusted for withdrawals, as described herein.
•T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.
•TM – the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio.
*    Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.
DAILY CALCULATIONS
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (VV + VF) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a
TRANSFER CALCULATION:
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / (VV + VF).
•If on the third consecutive Valuation Day r > Cu and r ≤ Cus or if on any day r > Cus, and subject to the 90% cap feature described below, assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.
•If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts as described above.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))	Money is transferred from the Permitted Sub-accounts and DCA Fixed Rate Options to the AST Investment Grade Bond Sub-account
T	=	{Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts
MONTHLY CALCULATION
On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:
If, after the daily Transfer Calculation is performed,
{Min (B, .05 * (VV + VF + B))} < (Cu * (VV + V F) – L + B) / (1 – Cu), then

TM	=	{Min (B, .05 * (VV + VF + B))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts.

90% Cap Rule: If, on any Valuation Day, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

“a” Factors for Liability Calculations
(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06**
*    The values set forth in this table are applied to all ages.
**    In all subsequent years and months thereafter, the annuity factor is 4.06.

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUCO LIFE ANNUITY DESCRIBED IN PROSPECTUS PREMIER B, L, X-PROS (APRIL 30, 2021).

(print your name)

(address)

(city/state/zip code)

Variable Annuity Issued by:	Variable Annuity Distributed by:

PRUCO LIFE	PRUDENTIAL ANNUITIES
INSURANCE COMPANY	DISTRIBUTORS, INC.
A Prudential Financial Company	A Prudential Financial Company
One Corporate Drive	One Corporate Drive
Shelton, Connecticut 06484	Shelton, Connecticut 06484
Telephone: 1-888-PRU-2888	Telephone: 203-926-1888
http://www.prudential.com	http://www.prudential.com
MAILING ADDRESSES:
PLEASE SEE THE SECTION OF THIS PROSPECTUS ENTITLED “HOW TO CONTACT US”
FOR WHERE TO SEND YOUR REQUEST FOR A STATEMENT OF ADDITIONAL INFORMATION.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

PREMIER

PART B
STATEMENT OF ADDITIONAL INFORMATION
April 30, 2021
PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
VARIABLE ANNUITY CONTRACTS
The Prudential Premier® Variable Annuity B SeriesSM ("B Series") Prudential Premier® Variable Annuity L SeriesSM ("L Series") and Prudential Premier® Variable Annuity X SeriesSM ("X Series") annuity contracts (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Flexible Premium Variable Annuity Account. These Annuities are no longer offered for new sales. Each Annuity could be purchased by making an initial purchase payment of $10,000 or more (except for the B Series, which has a $1,000 minimum initial purchase payment). With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.
This Statement of Additional Information is not a prospectus and should be read in conjunction with the B Series, the L Series and the X Series prospectus dated April 30, 2021. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuities Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.
The Prudential Premier® Variable Annuity B SeriesSM, Prudential Premier® Variable Annuity L SeriesSM, and Prudential Premier® Variable Annuity X SeriesSM are service marks of The Prudential Insurance Company of America.
1

COMPANY
Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York.
Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.
EXPERTS
The consolidated financial statements of Pruco Life Insurance Company and its subsidiary as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 and the financial statements of Pruco Life Flexible Premium Variable Annuity Account as of the dates presented and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
PRINCIPAL UNDERWRITER
Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers each Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuities through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.
With respect to all individual annuities issued by Pruco Life, PAD received commissions of $528,879,454.81, $747,107,473.30, and $633,385,857.43 in 2020, 2019 and 2018, respectively. PAD retained none of those commissions.
As discussed in the prospectus, Pruco Life pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life may pay trail commissions to selling firms to pay its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuities and the amount of time that the Annuities have been in effect.
PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS
In an effort to promote the sale of our products (which may include the placement of Pruco Life and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may pay certain broker-dealers cash compensation in the form of: commissions according to one or more schedules; percentage payments based on “Assets Under Management” (total assets”) subject to certain criteria in certain Pruco Life products; and/or percentage payments based on the total amount of money received as purchase payments under Pruco Life annuity products sold through the broker-dealer.
In addition, we, or PAD, may pay non-cash compensation to broker-dealer firms. These non-cash compensation payments may include but are not limited to payment for: training of sales personnel; marketing and administrative services; educating customers of the firm on each Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support and providing expedited marketing compliance approval. We, and/or PAD, also may compensate third-party vendors, for services that such vendors render to broker-dealer firms.
Additional examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we, or PAD, may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.
The lists in the prospectus includes the names of the firms and entities that we are aware (as of December 31, 2020) received payment with respect to annuity business during 2020 (or as to which a payment amount was accrued during 2020). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.
During 2020, non-cash compensation received by firms and entities ranged from $37.46 to $3,298,342.95. During 2020, cash compensation received by firms ranged from $4.40 to $12,514,361.56.
CYBER SECURITY RISK
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Pruco Life is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex
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investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact Pruco Life and Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity’s underlying funds and with third-party service providers to Pruco Life. Cyber security failures originating with any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Annuity and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Pruco Life, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Pruco Life may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Pruco Life in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although Pruco Life, our service providers, and the underlying funds offered under the Annuity may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Pruco Life cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
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DETERMINATION OF ACCUMULATION UNIT VALUES
The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a subaccount is determined by multiplying the number of shares of Advanced Series Trust (the "Trust") or other fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Trust or other fund but not yet paid.
As we have indicated in the prospectus, each Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. In the prospectus, we set out historical unit values corresponding to the highest and lowest combination of charges. Here, we set out the remaining historical unit values. This information reflects Sub-Account names as of December 31, 2020. Please refer to the Investment Options section of the prospectus for information on name changes.
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PREMIER B SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With only HD GRO (1.50%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.31243	9.89009	15,924,672
01/01/2012 to 12/31/2012	9.89009	10.96824	17,989,522
01/01/2013 to 12/31/2013	10.96824	11.88394	16,308,571
01/01/2014 to 12/31/2014	11.88394	12.15543	14,221,492
01/01/2015 to 12/31/2015	12.15543	11.59033	11,372,054
01/01/2016 to 12/31/2016	11.59033	12.14292	9,922,643
01/01/2017 to 12/31/2017	12.14292	13.46955	9,818,015
01/01/2018 to 12/31/2018	13.46955	12.18986	6,690,956
01/01/2019 to 12/31/2019	12.18986	13.93792	7,574,149
01/01/2020 to 12/31/2020	13.93792	14.31121	7,349,215
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.91538	10.76640	10,002,302
01/01/2012 to 12/31/2012	10.76640	12.05491	11,353,527
01/01/2013 to 12/31/2013	12.05491	13.84312	11,185,176
01/01/2014 to 12/31/2014	13.84312	14.47156	10,251,150
01/01/2015 to 12/31/2015	14.47156	14.37216	9,379,704
01/01/2016 to 12/31/2016	14.37216	15.16654	8,705,608
01/01/2017 to 12/31/2017	15.16654	17.47224	8,149,211
01/01/2018 to 12/31/2018	17.47224	16.19937	7,112,759
01/01/2019 to 12/31/2019	16.19937	19.44880	6,728,764
01/01/2020 to 12/31/2020	19.44880	21.20785	6,127,753
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	9.85912	9.53718	7,957,109
01/01/2012 to 12/31/2012	9.53718	10.36223	8,672,059
01/01/2013 to 12/31/2013	10.36223	11.47907	7,970,323
01/01/2014 to 12/31/2014	11.47907	11.89064	7,154,144
01/01/2015 to 12/31/2015	11.89064	11.69551	6,909,183
01/01/2016 to 12/31/2016	11.69551	12.07779	5,816,944
01/01/2017 to 12/31/2017	12.07779	13.83134	5,322,614
01/01/2018 to 12/31/2018	13.83134	12.54904	4,031,595
01/01/2019 to 12/31/2019	12.54904	14.59498	4,298,871
01/01/2020 to 12/31/2020	14.59498	16.40646	3,935,352
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.66999	10.38471	23,079,991
01/01/2012 to 12/31/2012	10.38471	11.50742	25,587,449
01/01/2013 to 12/31/2013	11.50742	13.33818	24,454,242
01/01/2014 to 12/31/2014	13.33818	13.99825	21,907,395
01/01/2015 to 12/31/2015	13.99825	13.85704	19,925,529
01/01/2016 to 12/31/2016	13.85704	14.51251	18,448,581
01/01/2017 to 12/31/2017	14.51251	16.42985	17,296,618
01/01/2018 to 12/31/2018	16.42985	15.38719	15,717,643
01/01/2019 to 12/31/2019	15.38719	18.10337	14,609,911
01/01/2020 to 12/31/2020	18.10337	19.93476	13,465,163

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99878	9.17771	355,070
01/01/2012 to 12/31/2012	9.17771	10.11758	779,818
01/01/2013 to 12/31/2013	10.11758	11.04981	819,691
01/01/2014 to 12/31/2014	11.04981	11.41945	715,339
01/01/2015 to 12/31/2015	11.41945	10.91317	618,659
01/01/2016 to 12/31/2016	10.91317	11.50063	520,952
01/01/2017 to 12/31/2017	11.50063	12.76018	512,259
01/01/2018 to 12/31/2018	12.76018	11.90701	372,278
01/01/2019 to 12/31/2019	11.90701	13.79813	405,019
01/01/2020 to 12/31/2020	13.79813	14.23816	376,014
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	11.86479	11.95240	258,790
01/01/2012 to 12/31/2012	11.95240	12.32842	309,319
01/01/2013 to 12/31/2013	12.32842	11.88219	294,666
01/01/2014 to 12/31/2014	11.88219	11.69537	230,013
01/01/2015 to 12/31/2015	11.69537	11.57819	206,218
01/01/2016 to 12/31/2016	11.57819	11.59452	189,534
01/01/2017 to 12/31/2017	11.59452	11.61836	201,932
01/01/2018 to 12/31/2018	11.61836	11.53107	155,633
01/01/2019 to 12/31/2019	11.53107	11.88583	249,799
01/01/2020 to 12/31/2020	11.88583	12.01001	342,835
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	12.91362	13.12736	3,845,025
01/01/2012 to 12/31/2012	13.12736	14.13877	4,825,223
01/01/2013 to 12/31/2013	14.13877	13.67387	4,663,978
01/01/2014 to 12/31/2014	13.67387	14.04184	4,067,015
01/01/2015 to 12/31/2015	14.04184	13.54264	3,551,744
01/01/2016 to 12/31/2016	13.54264	13.90703	3,315,958
01/01/2017 to 12/31/2017	13.90703	14.29969	3,518,053
01/01/2018 to 12/31/2018	14.29969	13.99427	2,890,984
01/01/2019 to 12/31/2019	13.99427	15.05942	3,204,466
01/01/2020 to 12/31/2020	15.05942	15.92967	3,287,897
AST Bond Portfolio 2021
01/01/2011 to 12/31/2011	11.04436	13.09020	329,913
01/01/2012 to 12/31/2012	13.09020	13.77270	67,097
01/01/2013 to 12/31/2013	13.77270	12.61919	0
01/01/2014 to 12/31/2014	12.61919	13.38762	0
01/01/2015 to 12/31/2015	13.38762	13.42495	0
01/01/2016 to 12/31/2016	13.42495	13.49583	0
01/01/2017 to 12/31/2017	13.49583	13.50707	0
01/01/2018 to 12/31/2018	13.50707	13.31523	0
01/01/2019 to 12/31/2019	13.31523	13.78330	0
01/01/2020 to 12/31/2020	13.78330	14.00764	7,794
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	9.99878	12.05974	583,275
01/01/2012 to 12/31/2012	12.05974	12.57598	669,329
01/01/2013 to 12/31/2013	12.57598	11.18264	63,799
01/01/2014 to 12/31/2014	11.18264	12.15987	65,539
01/01/2015 to 12/31/2015	12.15987	12.23132	41,048
01/01/2016 to 12/31/2016	12.23132	12.27109	31,104
01/01/2017 to 12/31/2017	12.27109	12.27987	28,113
01/01/2018 to 12/31/2018	12.27987	12.07957	52,831
01/01/2019 to 12/31/2019	12.07957	12.60217	45,972
01/01/2020 to 12/31/2020	12.60217	13.03763	40,976

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	9.99837	10.43318	323,509
01/01/2013 to 12/31/2013	10.43318	9.23062	1,472,763
01/01/2014 to 12/31/2014	9.23062	10.24182	608,207
01/01/2015 to 12/31/2015	10.24182	10.36365	90,639
01/01/2016 to 12/31/2016	10.36365	10.40585	57,345
01/01/2017 to 12/31/2017	10.40585	10.42622	44,906
01/01/2018 to 12/31/2018	10.42622	10.24423	72,216
01/01/2019 to 12/31/2019	10.24423	10.74975	84,400
01/01/2020 to 12/31/2020	10.74975	11.30797	76,312
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	9.99918	8.77825	596,739
01/01/2014 to 12/31/2014	8.77825	9.91050	459,608
01/01/2015 to 12/31/2015	9.91050	10.04131	38,037
01/01/2016 to 12/31/2016	10.04131	10.08170	35,912
01/01/2017 to 12/31/2017	10.08170	10.10027	31,111
01/01/2018 to 12/31/2018	10.10027	9.88616	13,984
01/01/2019 to 12/31/2019	9.88616	10.51497	12,590
01/01/2020 to 12/31/2020	10.51497	11.25605	9,370
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	9.99918	11.34002	216,814
01/01/2015 to 12/31/2015	11.34002	11.39568	1,031,670
01/01/2016 to 12/31/2016	11.39568	11.50507	0
01/01/2017 to 12/31/2017	11.50507	11.54286	0
01/01/2018 to 12/31/2018	11.54286	11.28787	0
01/01/2019 to 12/31/2019	11.28787	12.09057	0
01/01/2020 to 12/31/2020	12.09057	13.26356	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	9.99918	9.97043	192,968
01/01/2016 to 12/31/2016	9.97043	10.02734	773,650
01/01/2017 to 12/31/2017	10.02734	10.11873	434,873
01/01/2018 to 12/31/2018	10.11873	9.86464	353,681
01/01/2019 to 12/31/2019	9.86464	10.69359	146,154
01/01/2020 to 12/31/2020	10.69359	11.66047	26,982
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	9.99837	9.91175	807,533
01/01/2017 to 12/31/2017	9.91175	10.02775	475,412
01/01/2018 to 12/31/2018	10.02775	9.75445	486,765
01/01/2019 to 12/31/2019	9.75445	10.63741	165,898
01/01/2020 to 12/31/2020	10.63741	11.72427	29,754
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	9.99837	10.06948	0
01/01/2018 to 12/31/2018	10.06948	9.71599	119,994
01/01/2019 to 12/31/2019	9.71599	10.68170	32,904
01/01/2020 to 12/31/2020	10.68170	12.06898	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	9.99837	9.69376	0
01/01/2019 to 12/31/2019	9.69376	10.72504	121,355
01/01/2020 to 12/31/2020	10.72504	12.28791	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	9.99918	11.27105	91,278
01/01/2020 to 12/31/2020	11.27105	12.71588	460,793
AST Bond Portfolio 2031
01/02/2020* to 12/31/2020	9.99919	11.15282	176,570

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.14802	9.75559	25,060,857
01/01/2012 to 12/31/2012	9.75559	10.93015	30,373,528
01/01/2013 to 12/31/2013	10.93015	13.21096	32,827,447
01/01/2014 to 12/31/2014	13.21096	13.92614	31,699,219
01/01/2015 to 12/31/2015	13.92614	13.79354	30,120,047
01/01/2016 to 12/31/2016	13.79354	14.51907	28,246,379
01/01/2017 to 12/31/2017	14.51907	16.86416	27,555,433
01/01/2018 to 12/31/2018	16.86416	15.58057	24,149,790
01/01/2019 to 12/31/2019	15.58057	18.76532	23,089,205
01/01/2020 to 12/31/2020	18.76532	20.96895	20,885,962
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99878	11.68047	98,712
01/01/2014 to 12/31/2014	11.68047	13.07408	154,792
01/01/2015 to 12/31/2015	13.07408	12.42078	137,382
01/01/2016 to 12/31/2016	12.42078	14.06027	189,033
01/01/2017 to 12/31/2017	14.06027	16.40238	191,123
01/01/2018 to 12/31/2018	16.40238	15.38867	192,637
01/01/2019 to 12/31/2019	15.38867	19.86591	215,397
01/01/2020 to 12/31/2020	19.86591	20.49735	262,915
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	9.64413	9.02305	99,845
01/01/2012 to 12/31/2012	9.02305	11.27234	131,505
01/01/2013 to 12/31/2013	11.27234	11.58862	135,181
01/01/2014 to 12/31/2014	11.58862	13.00698	112,616
01/01/2015 to 12/31/2015	13.00698	12.80324	98,890
01/01/2016 to 12/31/2016	12.80324	12.72730	88,320
01/01/2017 to 12/31/2017	12.72730	13.90475	94,569
01/01/2018 to 12/31/2018	13.90475	13.05303	75,338
01/01/2019 to 12/31/2019	13.05303	16.09136	82,928
01/01/2020 to 12/31/2020	16.09136	15.38640	84,267
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	10.09166	10.59795	176,026
01/01/2012 to 12/31/2012	10.59795	12.04361	227,716
01/01/2013 to 12/31/2013	12.04361	12.23736	212,823
01/01/2014 to 12/31/2014	12.23736	15.78363	196,150
01/01/2015 to 12/31/2015	15.78363	16.30367	165,486
01/01/2016 to 12/31/2016	16.30367	16.83665	176,549
01/01/2017 to 12/31/2017	16.83665	17.62450	178,917
01/01/2018 to 12/31/2018	17.62450	16.53710	134,831
01/01/2019 to 12/31/2019	16.53710	21.37875	143,244
01/01/2020 to 12/31/2020	21.37875	20.46518	142,437
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	11.02430	8.65975	952,040
01/01/2012 to 12/31/2012	8.65975	10.06126	1,031,146
01/01/2013 to 12/31/2013	10.06126	9.93469	1,097,041
01/01/2014 to 12/31/2014	9.93469	9.32944	887,343
01/01/2015 to 12/31/2015	9.32944	7.65406	772,487
01/01/2016 to 12/31/2016	7.65406	8.47327	752,916
01/01/2017 to 12/31/2017	8.47327	10.55047	862,176
01/01/2018 to 12/31/2018	10.55047	8.93383	710,191
01/01/2019 to 12/31/2019	8.93383	9.97669	878,727
01/01/2020 to 12/31/2020	9.97669	10.22833	1,011,821

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	10.00230	9.70641	4,475,561
01/01/2012 to 12/31/2012	9.70641	10.57978	5,341,343
01/01/2013 to 12/31/2013	10.57978	11.96203	5,239,113
01/01/2014 to 12/31/2014	11.96203	12.15669	4,896,462
01/01/2015 to 12/31/2015	12.15669	12.09568	4,618,542
01/01/2016 to 12/31/2016	12.09568	12.42414	4,044,105
01/01/2017 to 12/31/2017	12.42414	14.25737	3,842,992
01/01/2018 to 12/31/2018	14.25737	12.95773	2,998,982
01/01/2019 to 12/31/2019	12.95773	15.31956	3,120,973
01/01/2020 to 12/31/2020	15.31956	16.41522	2,749,818
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99959	10.06997	192,730
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.19072	9.98931	5,817,980
01/01/2012 to 12/31/2012	9.98931	10.83837	6,410,498
01/01/2013 to 12/31/2013	10.83837	11.72689	5,935,357
01/01/2014 to 12/31/2014	11.72689	12.02047	5,116,636
01/01/2015 to 12/31/2015	12.02047	11.73512	4,512,533
01/01/2016 to 12/31/2016	11.73512	12.16975	4,043,171
01/01/2017 to 12/31/2017	12.16975	13.46326	3,956,835
01/01/2018 to 12/31/2018	13.46326	12.32711	2,859,375
01/01/2019 to 12/31/2019	12.32711	14.09084	3,243,245
01/01/2020 to 12/31/2020	14.09084	15.12736	3,097,824
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.93357	11.91052	322,577
01/01/2012 to 12/31/2012	11.91052	13.57541	479,630
01/01/2013 to 12/31/2013	13.57541	18.56597	528,738
01/01/2014 to 12/31/2014	18.56597	19.60819	463,565
01/01/2015 to 12/31/2015	19.60819	18.25699	461,060
01/01/2016 to 12/31/2016	18.25699	22.36098	423,998
01/01/2017 to 12/31/2017	22.36098	24.71659	433,508
01/01/2018 to 12/31/2018	24.71659	20.92468	371,735
01/01/2019 to 12/31/2019	20.92468	25.28201	395,159
01/01/2020 to 12/31/2020	25.28201	25.51521	414,644
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	10.38330	10.23237	2,091,652
01/01/2012 to 12/31/2012	10.23237	10.08177	1,797,133
01/01/2013 to 12/31/2013	10.08177	9.93241	1,240,359
01/01/2014 to 12/31/2014	9.93241	9.78601	1,247,583
01/01/2015 to 12/31/2015	9.78601	9.64125	1,415,302
01/01/2016 to 12/31/2016	9.64125	9.49902	1,495,362
01/01/2017 to 12/31/2017	9.49902	9.39083	1,153,056
01/01/2018 to 12/31/2018	9.39083	9.37159	1,113,029
01/01/2019 to 12/31/2019	9.37159	9.38911	1,340,443
01/01/2020 to 12/31/2020	9.38911	9.27082	1,894,301

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2011 to 12/31/2011	11.70145	11.89455	199,952
01/01/2012 to 12/31/2012	11.89455	13.34449	291,634
01/01/2013 to 12/31/2013	13.34449	14.09138	297,962
01/01/2014 to 12/31/2014	14.09138	14.23830	222,492
01/01/2015 to 12/31/2015	14.23830	13.52798	183,724
01/01/2016 to 12/31/2016	13.52798	15.38063	190,420
01/01/2017 to 12/31/2017	15.38063	16.28618	191,910
01/01/2018 to 12/31/2018	16.28618	15.72553	162,084
01/01/2019 to 12/31/2019	15.72553	17.86357	175,410
01/01/2020 to 12/31/2020	17.86357	18.06347	157,832
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	7.97004	7.52387	188,784
01/01/2012 to 12/31/2012	7.52387	8.66421	213,275
01/01/2013 to 12/31/2013	8.66421	11.93878	306,610
01/01/2014 to 12/31/2014	11.93878	13.37925	277,994
01/01/2015 to 12/31/2015	13.37925	12.14865	320,002
01/01/2016 to 12/31/2016	12.14865	14.34970	338,351
01/01/2017 to 12/31/2017	14.34970	16.85168	361,025
01/01/2018 to 12/31/2018	16.85168	14.25177	308,785
01/01/2019 to 12/31/2019	14.25177	18.18653	332,532
01/01/2020 to 12/31/2020	18.18653	17.96633	337,854
AST International Growth Portfolio
01/01/2011 to 12/31/2011	9.18212	7.87741	337,483
01/01/2012 to 12/31/2012	7.87741	9.34153	410,303
01/01/2013 to 12/31/2013	9.34153	10.95737	469,523
01/01/2014 to 12/31/2014	10.95737	10.19900	405,674
01/01/2015 to 12/31/2015	10.19900	10.36453	359,224
01/01/2016 to 12/31/2016	10.36453	9.82585	327,330
01/01/2017 to 12/31/2017	9.82585	13.11052	381,462
01/01/2018 to 12/31/2018	13.11052	11.19390	321,407
01/01/2019 to 12/31/2019	11.19390	14.56979	361,224
01/01/2020 to 12/31/2020	14.56979	18.85035	340,730
AST International Value Portfolio
01/01/2011 to 12/31/2011	9.80419	8.44724	200,202
01/01/2012 to 12/31/2012	8.44724	9.71020	254,409
01/01/2013 to 12/31/2013	9.71020	11.42914	284,174
01/01/2014 to 12/31/2014	11.42914	10.50540	249,471
01/01/2015 to 12/31/2015	10.50540	10.43464	228,196
01/01/2016 to 12/31/2016	10.43464	10.34040	213,600
01/01/2017 to 12/31/2017	10.34040	12.51205	248,381
01/01/2018 to 12/31/2018	12.51205	10.33710	206,111
01/01/2019 to 12/31/2019	10.33710	12.22358	245,287
01/01/2020 to 12/31/2020	12.22358	11.96993	301,518
AST Investment Grade Bond Portfolio
01/01/2011 to 12/31/2011	12.86966	14.25768	34,923,213
01/01/2012 to 12/31/2012	14.25768	15.36736	12,638,173
01/01/2013 to 12/31/2013	15.36736	14.65847	3,636,513
01/01/2014 to 12/31/2014	14.65847	15.41357	3,407,021
01/01/2015 to 12/31/2015	15.41357	15.36389	8,733,173
01/01/2016 to 12/31/2016	15.36389	15.77368	9,594,099
01/01/2017 to 12/31/2017	15.77368	16.21130	4,808,502
01/01/2018 to 12/31/2018	16.21130	15.92783	16,457,623
01/01/2019 to 12/31/2019	15.92783	17.45477	5,381,689
01/01/2020 to 12/31/2020	17.45477	20.02865	3,540,057

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	10.00306	9.79933	5,414,890
01/01/2012 to 12/31/2012	9.79933	10.96573	6,450,220
01/01/2013 to 12/31/2013	10.96573	12.56267	6,362,979
01/01/2014 to 12/31/2014	12.56267	13.16471	5,746,809
01/01/2015 to 12/31/2015	13.16471	12.83436	5,208,907
01/01/2016 to 12/31/2016	12.83436	13.30473	4,782,392
01/01/2017 to 12/31/2017	13.30473	15.33130	4,541,132
01/01/2018 to 12/31/2018	15.33130	13.99010	3,902,487
01/01/2019 to 12/31/2019	13.99010	16.46147	3,854,981
01/01/2020 to 12/31/2020	16.46147	18.35240	3,552,761
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	9.32582	8.34746	612,842
01/01/2012 to 12/31/2012	8.34746	10.02572	782,086
01/01/2013 to 12/31/2013	10.02572	11.39477	926,934
01/01/2014 to 12/31/2014	11.39477	10.51178	936,913
01/01/2015 to 12/31/2015	10.51178	10.06688	868,239
01/01/2016 to 12/31/2016	10.06688	10.11007	814,288
01/01/2017 to 12/31/2017	10.11007	12.91269	849,662
01/01/2018 to 12/31/2018	12.91269	10.49861	795,102
01/01/2019 to 12/31/2019	10.49861	13.15933	780,471
01/01/2020 to 12/31/2020	13.15933	14.66069	748,203
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	10.93339	10.79715	2,541,355
01/01/2012 to 12/31/2012	10.79715	11.77764	3,108,132
01/01/2013 to 12/31/2013	11.77764	12.88377	3,007,569
01/01/2014 to 12/31/2014	12.88377	13.38501	2,805,564
01/01/2015 to 12/31/2015	13.38501	13.16315	2,302,057
01/01/2016 to 12/31/2016	13.16315	13.46681	2,133,898
01/01/2017 to 12/31/2017	13.46681	14.87935	1,959,376
01/01/2018 to 12/31/2018	14.87935	13.90691	1,601,578
01/01/2019 to 12/31/2019	13.90691	15.70309	1,641,709
01/01/2020 to 12/31/2020	15.70309	17.22730	1,496,897
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.28842	11.19543	34,290
01/01/2012 to 12/31/2012	11.19543	12.70486	77,498
01/01/2013 to 12/31/2013	12.70486	17.08522	93,809
01/01/2014 to 12/31/2014	17.08522	18.43253	133,126
01/01/2015 to 12/31/2015	18.43253	20.09133	155,830
01/01/2016 to 12/31/2016	20.09133	19.50505	159,452
01/01/2017 to 12/31/2017	19.50505	26.10305	169,627
01/01/2018 to 12/31/2018	26.10305	25.30089	146,023
01/01/2019 to 12/31/2019	25.30089	33.05389	132,005
01/01/2020 to 12/31/2020	33.05389	50.16358	148,060
AST Large-Cap Core Portfolio
04/29/2013* to 12/31/2013	9.99878	11.69074	118
01/01/2014 to 12/31/2014	11.69074	13.27356	117
01/01/2015 to 12/31/2015	13.27356	13.27920	117
01/01/2016 to 12/31/2016	13.27920	14.50359	117
01/01/2017 to 12/31/2017	14.50359	17.34947	117
01/01/2018 to 12/31/2018	17.34947	15.86934	117
01/01/2019 to 12/31/2019	15.86934	19.57305	116
01/01/2020 to 12/31/2020	19.57305	21.43344	116

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	9.70112	9.47069	499,957
01/01/2012 to 12/31/2012	9.47069	10.47506	606,800
01/01/2013 to 12/31/2013	10.47506	14.09869	573,170
01/01/2014 to 12/31/2014	14.09869	15.36131	997,899
01/01/2015 to 12/31/2015	15.36131	16.65853	762,214
01/01/2016 to 12/31/2016	16.65853	17.32800	737,992
01/01/2017 to 12/31/2017	17.32800	22.70463	634,837
01/01/2018 to 12/31/2018	22.70463	21.76611	525,310
01/01/2019 to 12/31/2019	21.76611	28.22748	496,765
01/01/2020 to 12/31/2020	28.22748	36.59627	406,215
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	11.14683	10.63837	285,922
01/01/2012 to 12/31/2012	10.63837	12.89979	405,711
01/01/2013 to 12/31/2013	12.89979	16.22135	541,541
01/01/2014 to 12/31/2014	16.22135	16.56179	687,920
01/01/2015 to 12/31/2015	16.56179	16.07796	728,108
01/01/2016 to 12/31/2016	16.07796	16.96733	759,860
01/01/2017 to 12/31/2017	16.96733	20.70269	773,401
01/01/2018 to 12/31/2018	20.70269	18.44671	653,231
01/01/2019 to 12/31/2019	18.44671	23.61850	651,495
01/01/2020 to 12/31/2020	23.61850	26.56888	599,580
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99878	10.33587	458,278
01/01/2013 to 12/31/2013	10.33587	12.10927	448,242
01/01/2014 to 12/31/2014	12.10927	12.54341	470,137
01/01/2015 to 12/31/2015	12.54341	12.20458	369,248
01/01/2016 to 12/31/2016	12.20458	12.54430	356,541
01/01/2017 to 12/31/2017	12.54430	14.39781	307,798
01/01/2018 to 12/31/2018	14.39781	13.01016	261,653
01/01/2019 to 12/31/2019	13.01016	15.73559	288,996
01/01/2020 to 12/31/2020	15.73559	17.03378	283,955
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.06879	9.86114	248,819
01/01/2012 to 12/31/2012	9.86114	11.37499	184,024
01/01/2013 to 12/31/2013	11.37499	15.32063	171,884
01/01/2014 to 12/31/2014	15.32063	16.40889	155,761
01/01/2015 to 12/31/2015	16.40889	17.33506	119,047
01/01/2016 to 12/31/2016	17.33506	17.40575	133,451
01/01/2017 to 12/31/2017	17.40575	22.41538	139,045
01/01/2018 to 12/31/2018	22.41538	22.55707	143,300
01/01/2019 to 12/31/2019	22.55707	30.61964	154,008
01/01/2020 to 12/31/2020	30.61964	39.36131	140,990
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99878	10.20344	3,656
01/01/2013 to 12/31/2013	10.20344	13.52129	26,933
01/01/2014 to 12/31/2014	13.52129	14.68262	90,005
01/01/2015 to 12/31/2015	14.68262	14.36096	128,073
01/01/2016 to 12/31/2016	14.36096	16.05158	248,220
01/01/2017 to 12/31/2017	16.05158	18.55716	330,708
01/01/2018 to 12/31/2018	18.55716	16.42574	316,290
01/01/2019 to 12/31/2019	16.42574	20.93227	660,818
01/01/2020 to 12/31/2020	20.93227	21.42607	749,591

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.38123	11.83537	322,143
01/01/2012 to 12/31/2012	11.83537	13.94732	410,445
01/01/2013 to 12/31/2013	13.94732	18.16471	488,775
01/01/2014 to 12/31/2014	18.16471	19.95920	409,983
01/01/2015 to 12/31/2015	19.95920	18.54623	821,979
01/01/2016 to 12/31/2016	18.54623	18.57328	778,939
01/01/2017 to 12/31/2017	18.57328	23.25693	758,819
01/01/2018 to 12/31/2018	23.25693	21.91507	649,555
01/01/2019 to 12/31/2019	21.91507	28.10204	619,301
01/01/2020 to 12/31/2020	28.10204	37.33256	539,438
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	9.91264	9.52368	411,994
01/01/2012 to 12/31/2012	9.52368	10.98985	620,202
01/01/2013 to 12/31/2013	10.98985	15.37586	720,835
01/01/2014 to 12/31/2014	15.37586	17.30744	641,690
01/01/2015 to 12/31/2015	17.30744	16.09047	639,389
01/01/2016 to 12/31/2016	16.09047	18.74315	676,699
01/01/2017 to 12/31/2017	18.74315	21.01321	649,015
01/01/2018 to 12/31/2018	21.01321	17.29703	568,813
01/01/2019 to 12/31/2019	17.29703	20.62265	583,677
01/01/2020 to 12/31/2020	20.62265	19.95520	652,367
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.41546	11.35900	11,315,793
01/01/2012 to 12/31/2012	11.35900	12.35189	12,363,647
01/01/2013 to 12/31/2013	12.35189	13.29032	10,388,864
01/01/2014 to 12/31/2014	13.29032	13.85018	8,999,370
01/01/2015 to 12/31/2015	13.85018	13.66503	7,485,727
01/01/2016 to 12/31/2016	13.66503	14.20727	6,794,714
01/01/2017 to 12/31/2017	14.20727	15.41588	6,482,081
01/01/2018 to 12/31/2018	15.41588	14.75550	5,127,257
01/01/2019 to 12/31/2019	14.75550	16.68020	5,112,408
01/01/2020 to 12/31/2020	16.68020	17.92611	4,791,828
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01870	10.07372	17,766
01/01/2012 to 12/31/2012	10.07372	10.63032	121,118
01/01/2013 to 12/31/2013	10.63032	10.23100	195,354
01/01/2014 to 12/31/2014	10.23100	10.69075	297,028
01/01/2015 to 12/31/2015	10.69075	10.50456	449,823
01/01/2016 to 12/31/2016	10.50456	10.78522	281,561
01/01/2017 to 12/31/2017	10.78522	11.22878	338,958
01/01/2018 to 12/31/2018	11.22878	10.97204	338,871
01/01/2019 to 12/31/2019	10.97204	11.86430	414,079
01/01/2020 to 12/31/2020	11.86430	12.39608	582,357
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	9.62824	8.89662	9,469,011
01/01/2012 to 12/31/2012	8.89662	9.89749	11,869,245
01/01/2013 to 12/31/2013	9.89749	11.41147	12,191,818
01/01/2014 to 12/31/2014	11.41147	12.27686	11,438,176
01/01/2015 to 12/31/2015	12.27686	12.02133	19,899,395
01/01/2016 to 12/31/2016	12.02133	13.03964	18,355,510
01/01/2017 to 12/31/2017	13.03964	14.91535	31,245,155
01/01/2018 to 12/31/2018	14.91535	13.57761	25,048,683
01/01/2019 to 12/31/2019	13.57761	15.94246	26,044,031
01/01/2020 to 12/31/2020	15.94246	16.62683	23,732,104

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	8.87493	9.04620	89,383
01/01/2012 to 12/31/2012	9.04620	10.58828	138,418
01/01/2013 to 12/31/2013	10.58828	13.81472	207,868
01/01/2014 to 12/31/2014	13.81472	15.95344	225,092
01/01/2015 to 12/31/2015	15.95344	16.20156	219,584
01/01/2016 to 12/31/2016	16.20156	18.33239	233,570
01/01/2017 to 12/31/2017	18.33239	22.08115	213,391
01/01/2018 to 12/31/2018	22.08115	19.96566	210,850
01/01/2019 to 12/31/2019	19.96566	24.48313	197,341
01/01/2020 to 12/31/2020	24.48313	22.87021	153,410
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99878	8.91039	0
01/01/2012 to 12/31/2012	8.91039	9.93353	0
01/01/2013 to 12/31/2013	9.93353	11.97880	0
01/01/2014 to 12/31/2014	11.97880	12.56898	0
01/01/2015 to 12/31/2015	12.56898	12.40193	8,695
01/01/2016 to 12/31/2016	12.40193	12.99144	8,695
01/01/2017 to 12/31/2017	12.99144	15.12808	8,495
01/01/2018 to 12/31/2018	15.12808	13.93044	8,433
01/01/2019 to 12/31/2019	13.93044	16.63486	8,378
01/01/2020 to 12/31/2020	16.63486	18.28608	8,324
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	10.26015	8.78323	281,728
01/01/2012 to 12/31/2012	8.78323	10.39032	394,537
01/01/2013 to 12/31/2013	10.39032	14.41464	450,024
01/01/2014 to 12/31/2014	14.41464	14.90328	361,568
01/01/2015 to 12/31/2015	14.90328	14.87904	294,794
01/01/2016 to 12/31/2016	14.87904	15.78821	269,317
01/01/2017 to 12/31/2017	15.78821	19.86283	263,460
01/01/2018 to 12/31/2018	19.86283	17.44594	201,064
01/01/2019 to 12/31/2019	17.44594	23.45881	201,604
01/01/2020 to 12/31/2020	23.45881	31.24444	162,097
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.89669	11.60630	86,222
01/01/2012 to 12/31/2012	11.60630	12.82686	105,810
01/01/2013 to 12/31/2013	12.82686	17.08234	158,814
01/01/2014 to 12/31/2014	17.08234	17.47271	131,319
01/01/2015 to 12/31/2015	17.47271	17.34971	143,376
01/01/2016 to 12/31/2016	17.34971	19.15818	160,978
01/01/2017 to 12/31/2017	19.15818	23.39002	161,800
01/01/2018 to 12/31/2018	23.39002	21.10600	168,511
01/01/2019 to 12/31/2019	21.10600	27.05734	191,825
01/01/2020 to 12/31/2020	27.05734	39.55724	151,108
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.47614	9.70463	157,655
01/01/2012 to 12/31/2012	9.70463	11.29733	231,480
01/01/2013 to 12/31/2013	11.29733	15.29340	252,952
01/01/2014 to 12/31/2014	15.29340	15.86112	181,353
01/01/2015 to 12/31/2015	15.86112	14.95315	176,705
01/01/2016 to 12/31/2016	14.95315	19.03506	192,342
01/01/2017 to 12/31/2017	19.03506	20.13234	198,215
01/01/2018 to 12/31/2018	20.13234	16.44661	169,203
01/01/2019 to 12/31/2019	16.44661	19.76503	183,303
01/01/2020 to 12/31/2020	19.76503	19.64095	211,327

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.93099	10.98328	10,212,898
01/01/2012 to 12/31/2012	10.98328	12.28116	11,639,544
01/01/2013 to 12/31/2013	12.28116	14.13649	11,660,547
01/01/2014 to 12/31/2014	14.13649	14.74644	10,860,645
01/01/2015 to 12/31/2015	14.74644	14.53465	12,480,295
01/01/2016 to 12/31/2016	14.53465	15.40060	11,764,412
01/01/2017 to 12/31/2017	15.40060	17.51140	11,147,180
01/01/2018 to 12/31/2018	17.51140	16.33232	9,911,674
01/01/2019 to 12/31/2019	16.33232	19.44505	9,617,955
01/01/2020 to 12/31/2020	19.44505	21.55890	8,711,804
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.28037	10.92552	756,407
01/01/2012 to 12/31/2012	10.92552	12.65642	1,148,326
01/01/2013 to 12/31/2013	12.65642	17.95923	1,237,823
01/01/2014 to 12/31/2014	17.95923	19.17046	1,199,558
01/01/2015 to 12/31/2015	19.17046	20.69721	1,086,907
01/01/2016 to 12/31/2016	20.69721	20.94224	1,020,387
01/01/2017 to 12/31/2017	20.94224	28.45082	928,026
01/01/2018 to 12/31/2018	28.45082	29.11183	811,377
01/01/2019 to 12/31/2019	29.11183	36.77850	822,679
01/01/2020 to 12/31/2020	36.77850	50.65884	689,912
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	8.76694	8.59508	192,012
01/01/2012 to 12/31/2012	8.59508	9.60272	343,027
01/01/2013 to 12/31/2013	9.60272	12.73700	381,221
01/01/2014 to 12/31/2014	12.73700	12.74433	383,737
01/01/2015 to 12/31/2015	12.74433	11.79460	185,665
01/01/2016 to 12/31/2016	11.79460	12.33278	155,836
01/01/2017 to 12/31/2017	12.33278	14.16231	174,618
01/01/2018 to 12/31/2018	14.16231	12.59713	160,103
01/01/2019 to 12/31/2019	12.59713	15.63410	1,088,384
01/01/2020 to 12/31/2020	15.63410	15.72501	1,150,198
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	11.71991	9.82426	662,021
01/01/2012 to 12/31/2012	9.82426	10.02894	679,239
01/01/2013 to 12/31/2013	10.02894	11.40050	520,444
01/01/2014 to 12/31/2014	11.40050	10.29288	476,461
01/01/2015 to 12/31/2015	10.29288	8.18828	397,464
01/01/2016 to 12/31/2016	8.18828	10.05327	341,108
01/01/2017 to 12/31/2017	10.05327	10.92592	387,150
01/01/2018 to 12/31/2018	10.92592	8.97101	250,528
01/01/2019 to 12/31/2019	8.97101	10.32917	332,164
01/01/2020 to 12/31/2020	10.32917	9.95050	400,127
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.71178	10.18940	92,042
01/01/2012 to 12/31/2012	10.18940	11.88679	114,679
01/01/2013 to 12/31/2013	11.88679	15.50742	152,046
01/01/2014 to 12/31/2014	15.50742	17.56527	83,367
01/01/2015 to 12/31/2015	17.56527	16.16201	100,421
01/01/2016 to 12/31/2016	16.16201	18.15216	97,924
01/01/2017 to 12/31/2017	18.15216	21.19856	99,001
01/01/2018 to 12/31/2018	21.19856	17.43236	87,500
01/01/2019 to 12/31/2019	17.43236	20.46274	98,006
01/01/2020 to 12/31/2020	20.46274	18.98860	102,470

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Wellington Management Hedged Equity Portfolio
01/01/2011 to 12/31/2011	9.34687	8.89064	860,753
01/01/2012 to 12/31/2012	8.89064	9.72324	1,511,926
01/01/2013 to 12/31/2013	9.72324	11.54369	2,317,519
01/01/2014 to 12/31/2014	11.54369	11.99911	2,400,113
01/01/2015 to 12/31/2015	11.99911	11.74700	2,015,506
01/01/2016 to 12/31/2016	11.74700	12.32886	1,721,008
01/01/2017 to 12/31/2017	12.32886	13.79831	1,622,098
01/01/2018 to 12/31/2018	13.79831	12.91398	1,330,585
01/01/2019 to 12/31/2019	12.91398	15.33829	1,278,921
01/01/2020 to 12/31/2020	15.33829	16.11780	1,232,179
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.88804	11.37369	858,288
01/01/2012 to 12/31/2012	11.37369	12.08535	1,085,512
01/01/2013 to 12/31/2013	12.08535	11.72899	1,231,180
01/01/2014 to 12/31/2014	11.72899	12.38744	1,229,309
01/01/2015 to 12/31/2015	12.38744	12.35523	1,247,357
01/01/2016 to 12/31/2016	12.35523	12.79980	1,477,443
01/01/2017 to 12/31/2017	12.79980	13.40657	1,695,916
01/01/2018 to 12/31/2018	13.40657	12.90825	2,120,543
01/01/2019 to 12/31/2019	12.90825	14.28182	2,337,874
01/01/2020 to 12/31/2020	14.28182	15.21168	2,349,492
*Denotes the start date of these sub-accounts

PREMIER B SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Combination 5% roll-up and HAV Death Benefit Only (1.65%) OR Highest Daily Value Death Benefit Only (1.65%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.24139	9.80739	3,046,784
01/01/2012 to 12/31/2012	9.80739	10.86038	2,857,250
01/01/2013 to 12/31/2013	10.86038	11.74968	2,729,988
01/01/2014 to 12/31/2014	11.74968	12.00027	2,430,158
01/01/2015 to 12/31/2015	12.00027	11.42547	1,972,779
01/01/2016 to 12/31/2016	11.42547	11.95253	1,723,446
01/01/2017 to 12/31/2017	11.95253	13.23894	1,553,445
01/01/2018 to 12/31/2018	13.23894	11.96337	1,194,334
01/01/2019 to 12/31/2019	11.96337	13.65870	1,205,548
01/01/2020 to 12/31/2020	13.65870	14.00381	1,001,063
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.84010	10.67621	1,035,722
01/01/2012 to 12/31/2012	10.67621	11.93609	1,121,900
01/01/2013 to 12/31/2013	11.93609	13.68656	1,077,129
01/01/2014 to 12/31/2014	13.68656	14.28683	888,575
01/01/2015 to 12/31/2015	14.28683	14.16779	763,575
01/01/2016 to 12/31/2016	14.16779	14.92873	685,369
01/01/2017 to 12/31/2017	14.92873	17.17292	629,499
01/01/2018 to 12/31/2018	17.17292	15.89827	563,616
01/01/2019 to 12/31/2019	15.89827	19.05912	512,575
01/01/2020 to 12/31/2020	19.05912	20.75219	445,470
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	9.82025	9.48556	373,699
01/01/2012 to 12/31/2012	9.48556	10.29080	351,433
01/01/2013 to 12/31/2013	10.29080	11.38313	340,402
01/01/2014 to 12/31/2014	11.38313	11.77386	304,603
01/01/2015 to 12/31/2015	11.77386	11.56344	289,227
01/01/2016 to 12/31/2016	11.56344	11.92384	246,044
01/01/2017 to 12/31/2017	11.92384	13.63497	216,869
01/01/2018 to 12/31/2018	13.63497	12.35247	181,102
01/01/2019 to 12/31/2019	12.35247	14.34515	162,922
01/01/2020 to 12/31/2020	14.34515	16.10180	144,483
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.59642	10.29793	2,701,491
01/01/2012 to 12/31/2012	10.29793	11.39449	2,733,113
01/01/2013 to 12/31/2013	11.39449	13.18777	2,694,985
01/01/2014 to 12/31/2014	13.18777	13.81986	2,417,042
01/01/2015 to 12/31/2015	13.81986	13.66023	2,162,402
01/01/2016 to 12/31/2016	13.66023	14.28527	1,802,859
01/01/2017 to 12/31/2017	14.28527	16.14885	1,645,514
01/01/2018 to 12/31/2018	16.14885	15.10149	1,462,849
01/01/2019 to 12/31/2019	15.10149	17.74107	1,378,716
01/01/2020 to 12/31/2020	17.74107	19.50693	1,223,974

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99865	9.16856	29,880
01/01/2012 to 12/31/2012	9.16856	10.09240	31,952
01/01/2013 to 12/31/2013	10.09240	11.00617	43,739
01/01/2014 to 12/31/2014	11.00617	11.35751	38,472
01/01/2015 to 12/31/2015	11.35751	10.83782	36,602
01/01/2016 to 12/31/2016	10.83782	11.40442	28,867
01/01/2017 to 12/31/2017	11.40442	12.63469	18,102
01/01/2018 to 12/31/2018	12.63469	11.77242	17,138
01/01/2019 to 12/31/2019	11.77242	13.62209	16,811
01/01/2020 to 12/31/2020	13.62209	14.03575	17,708
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	11.78327	11.85284	79,097
01/01/2012 to 12/31/2012	11.85284	12.20770	78,678
01/01/2013 to 12/31/2013	12.20770	11.74835	69,781
01/01/2014 to 12/31/2014	11.74835	11.54633	67,522
01/01/2015 to 12/31/2015	11.54633	11.41377	58,610
01/01/2016 to 12/31/2016	11.41377	11.41290	60,008
01/01/2017 to 12/31/2017	11.41290	11.41989	76,239
01/01/2018 to 12/31/2018	11.41989	11.31696	50,066
01/01/2019 to 12/31/2019	11.31696	11.64788	65,948
01/01/2020 to 12/31/2020	11.64788	11.75253	60,341
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	12.82467	13.01780	509,530
01/01/2012 to 12/31/2012	13.01780	14.00012	554,724
01/01/2013 to 12/31/2013	14.00012	13.51976	514,367
01/01/2014 to 12/31/2014	13.51976	13.86313	460,393
01/01/2015 to 12/31/2015	13.86313	13.35068	367,339
01/01/2016 to 12/31/2016	13.35068	13.68977	331,463
01/01/2017 to 12/31/2017	13.68977	14.05556	271,070
01/01/2018 to 12/31/2018	14.05556	13.73482	197,343
01/01/2019 to 12/31/2019	13.73482	14.75840	189,695
01/01/2020 to 12/31/2020	14.75840	15.58821	169,512
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.07788	9.67392	2,877,573
01/01/2012 to 12/31/2012	9.67392	10.82256	2,970,573
01/01/2013 to 12/31/2013	10.82256	13.06158	3,055,051
01/01/2014 to 12/31/2014	13.06158	13.74843	2,778,583
01/01/2015 to 12/31/2015	13.74843	13.59740	2,538,254
01/01/2016 to 12/31/2016	13.59740	14.29165	2,220,642
01/01/2017 to 12/31/2017	14.29165	16.57563	2,042,062
01/01/2018 to 12/31/2018	16.57563	15.29123	1,742,565
01/01/2019 to 12/31/2019	15.29123	18.38967	1,599,855
01/01/2020 to 12/31/2020	18.38967	20.51892	1,219,055
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99865	11.66573	3,882
01/01/2014 to 12/31/2014	11.66573	13.03829	11,831
01/01/2015 to 12/31/2015	13.03829	12.36853	9,392
01/01/2016 to 12/31/2016	12.36853	13.98053	10,682
01/01/2017 to 12/31/2017	13.98053	16.28539	11,613
01/01/2018 to 12/31/2018	16.28539	15.25614	10,466
01/01/2019 to 12/31/2019	15.25614	19.66582	7,701
01/01/2020 to 12/31/2020	19.66582	20.26110	8,978

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	9.60916	8.97701	9,950
01/01/2012 to 12/31/2012	8.97701	11.19825	10,793
01/01/2013 to 12/31/2013	11.19825	11.49534	9,216
01/01/2014 to 12/31/2014	11.49534	12.88330	11,687
01/01/2015 to 12/31/2015	12.88330	12.66272	12,101
01/01/2016 to 12/31/2016	12.66272	12.56910	10,448
01/01/2017 to 12/31/2017	12.56910	13.71171	6,649
01/01/2018 to 12/31/2018	13.71171	12.85264	2,509
01/01/2019 to 12/31/2019	12.85264	15.82095	3,251
01/01/2020 to 12/31/2020	15.82095	15.10559	3,237
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	10.02187	10.50911	62,975
01/01/2012 to 12/31/2012	10.50911	11.92501	58,259
01/01/2013 to 12/31/2013	11.92501	12.09898	52,759
01/01/2014 to 12/31/2014	12.09898	15.58210	54,099
01/01/2015 to 12/31/2015	15.58210	16.07174	45,765
01/01/2016 to 12/31/2016	16.07174	16.57268	40,763
01/01/2017 to 12/31/2017	16.57268	17.32253	38,147
01/01/2018 to 12/31/2018	17.32253	16.22957	32,515
01/01/2019 to 12/31/2019	16.22957	20.95022	37,164
01/01/2020 to 12/31/2020	20.95022	20.02531	28,989
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	10.98452	8.61581	33,942
01/01/2012 to 12/31/2012	8.61581	9.99542	27,161
01/01/2013 to 12/31/2013	9.99542	9.85504	20,329
01/01/2014 to 12/31/2014	9.85504	9.24104	25,506
01/01/2015 to 12/31/2015	9.24104	7.57033	18,949
01/01/2016 to 12/31/2016	7.57033	8.36830	18,004
01/01/2017 to 12/31/2017	8.36830	10.40441	74,417
01/01/2018 to 12/31/2018	10.40441	8.79696	80,331
01/01/2019 to 12/31/2019	8.79696	9.80935	79,750
01/01/2020 to 12/31/2020	9.80935	10.04190	85,238
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	9.93343	9.62534	823,011
01/01/2012 to 12/31/2012	9.62534	10.47596	877,865
01/01/2013 to 12/31/2013	10.47596	11.82717	846,983
01/01/2014 to 12/31/2014	11.82717	12.00180	756,427
01/01/2015 to 12/31/2015	12.00180	11.92389	703,004
01/01/2016 to 12/31/2016	11.92389	12.22964	606,994
01/01/2017 to 12/31/2017	12.22964	14.01347	580,567
01/01/2018 to 12/31/2018	14.01347	12.71714	460,860
01/01/2019 to 12/31/2019	12.71714	15.01279	437,872
01/01/2020 to 12/31/2020	15.01279	16.06273	344,980
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99955	10.06799	29,231

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.15070	9.93550	366,687
01/01/2012 to 12/31/2012	9.93550	10.76415	378,562
01/01/2013 to 12/31/2013	10.76415	11.62937	381,045
01/01/2014 to 12/31/2014	11.62937	11.90289	356,755
01/01/2015 to 12/31/2015	11.90289	11.60316	304,528
01/01/2016 to 12/31/2016	11.60316	12.01516	224,968
01/01/2017 to 12/31/2017	12.01516	13.27251	195,436
01/01/2018 to 12/31/2018	13.27251	12.13447	151,568
01/01/2019 to 12/31/2019	12.13447	13.85005	139,179
01/01/2020 to 12/31/2020	13.85005	14.84687	131,594
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.89029	11.84988	36,639
01/01/2012 to 12/31/2012	11.84988	13.48628	37,900
01/01/2013 to 12/31/2013	13.48628	18.41682	40,576
01/01/2014 to 12/31/2014	18.41682	19.42198	39,342
01/01/2015 to 12/31/2015	19.42198	18.05687	38,797
01/01/2016 to 12/31/2016	18.05687	22.08324	35,845
01/01/2017 to 12/31/2017	22.08324	24.37356	34,295
01/01/2018 to 12/31/2018	24.37356	20.60367	21,036
01/01/2019 to 12/31/2019	20.60367	24.85746	26,413
01/01/2020 to 12/31/2020	24.85746	25.04971	13,859
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	10.31183	10.14710	548,492
01/01/2012 to 12/31/2012	10.14710	9.98255	545,069
01/01/2013 to 12/31/2013	9.98255	9.82056	522,765
01/01/2014 to 12/31/2014	9.82056	9.66099	450,212
01/01/2015 to 12/31/2015	9.66099	9.50408	443,630
01/01/2016 to 12/31/2016	9.50408	9.35049	351,340
01/01/2017 to 12/31/2017	9.35049	9.23028	364,464
01/01/2018 to 12/31/2018	9.23028	9.19772	142,288
01/01/2019 to 12/31/2019	9.19772	9.20140	128,334
01/01/2020 to 12/31/2020	9.20140	9.07199	124,797
AST High Yield Portfolio
01/01/2011 to 12/31/2011	11.62059	11.79497	64,444
01/01/2012 to 12/31/2012	11.79497	13.21316	54,870
01/01/2013 to 12/31/2013	13.21316	13.93204	52,000
01/01/2014 to 12/31/2014	13.93204	14.05652	50,429
01/01/2015 to 12/31/2015	14.05652	13.33549	52,796
01/01/2016 to 12/31/2016	13.33549	15.13927	48,302
01/01/2017 to 12/31/2017	15.13927	16.00687	53,054
01/01/2018 to 12/31/2018	16.00687	15.43275	47,850
01/01/2019 to 12/31/2019	15.43275	17.50498	51,099
01/01/2020 to 12/31/2020	17.50498	17.67479	57,157
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	7.91480	7.46079	72,683
01/01/2012 to 12/31/2012	7.46079	8.57891	64,130
01/01/2013 to 12/31/2013	8.57891	11.80384	55,386
01/01/2014 to 12/31/2014	11.80384	13.20857	76,825
01/01/2015 to 12/31/2015	13.20857	11.97596	61,226
01/01/2016 to 12/31/2016	11.97596	14.12496	81,525
01/01/2017 to 12/31/2017	14.12496	16.56327	78,100
01/01/2018 to 12/31/2018	16.56327	13.98708	76,268
01/01/2019 to 12/31/2019	13.98708	17.82255	85,385
01/01/2020 to 12/31/2020	17.82255	17.58066	67,194

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Growth Portfolio
01/01/2011 to 12/31/2011	9.11863	7.81141	80,912
01/01/2012 to 12/31/2012	7.81141	9.24950	72,351
01/01/2013 to 12/31/2013	9.24950	10.83335	63,821
01/01/2014 to 12/31/2014	10.83335	10.06869	60,073
01/01/2015 to 12/31/2015	10.06869	10.21703	61,074
01/01/2016 to 12/31/2016	10.21703	9.67176	50,226
01/01/2017 to 12/31/2017	9.67176	12.88611	47,725
01/01/2018 to 12/31/2018	12.88611	10.98601	50,383
01/01/2019 to 12/31/2019	10.98601	14.27822	45,899
01/01/2020 to 12/31/2020	14.27822	18.44603	40,215
AST International Value Portfolio
01/01/2011 to 12/31/2011	9.73649	8.37653	72,762
01/01/2012 to 12/31/2012	8.37653	9.61467	58,468
01/01/2013 to 12/31/2013	9.61467	11.29996	53,115
01/01/2014 to 12/31/2014	11.29996	10.37134	49,870
01/01/2015 to 12/31/2015	10.37134	10.28631	44,308
01/01/2016 to 12/31/2016	10.28631	10.17837	36,104
01/01/2017 to 12/31/2017	10.17837	12.29785	30,359
01/01/2018 to 12/31/2018	12.29785	10.14505	30,705
01/01/2019 to 12/31/2019	10.14505	11.97866	28,139
01/01/2020 to 12/31/2020	11.97866	11.71273	25,127
AST Investment Grade Bond Portfolio
01/01/2011 to 12/31/2011	12.81394	14.17510	1,812,703
01/01/2012 to 12/31/2012	14.17510	15.25565	827,688
01/01/2013 to 12/31/2013	15.25565	14.53041	339,450
01/01/2014 to 12/31/2014	14.53041	15.25642	289,373
01/01/2015 to 12/31/2015	15.25642	15.18483	625,406
01/01/2016 to 12/31/2016	15.18483	15.56689	690,257
01/01/2017 to 12/31/2017	15.56689	15.97527	427,888
01/01/2018 to 12/31/2018	15.97527	15.67258	1,070,863
01/01/2019 to 12/31/2019	15.67258	17.14965	412,400
01/01/2020 to 12/31/2020	17.14965	19.64956	355,300
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	9.96363	9.74635	138,483
01/01/2012 to 12/31/2012	9.74635	10.89030	185,289
01/01/2013 to 12/31/2013	10.89030	12.45784	192,257
01/01/2014 to 12/31/2014	12.45784	13.03563	185,979
01/01/2015 to 12/31/2015	13.03563	12.68971	156,145
01/01/2016 to 12/31/2016	12.68971	13.13544	149,392
01/01/2017 to 12/31/2017	13.13544	15.11390	143,013
01/01/2018 to 12/31/2018	15.11390	13.77121	107,075
01/01/2019 to 12/31/2019	13.77121	16.18002	102,514
01/01/2020 to 12/31/2020	16.18002	18.01211	80,538
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	9.26146	8.27757	112,025
01/01/2012 to 12/31/2012	8.27757	9.92710	111,773
01/01/2013 to 12/31/2013	9.92710	11.26609	110,333
01/01/2014 to 12/31/2014	11.26609	10.37772	114,802
01/01/2015 to 12/31/2015	10.37772	9.92398	112,101
01/01/2016 to 12/31/2016	9.92398	9.95177	101,810
01/01/2017 to 12/31/2017	9.95177	12.69188	78,248
01/01/2018 to 12/31/2018	12.69188	10.30365	74,778
01/01/2019 to 12/31/2019	10.30365	12.89581	70,479
01/01/2020 to 12/31/2020	12.89581	14.34580	60,060

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	10.85815	10.70701	701,140
01/01/2012 to 12/31/2012	10.70701	11.66208	670,371
01/01/2013 to 12/31/2013	11.66208	12.73845	686,409
01/01/2014 to 12/31/2014	12.73845	13.21456	632,655
01/01/2015 to 12/31/2015	13.21456	12.97626	592,046
01/01/2016 to 12/31/2016	12.97626	13.25606	482,130
01/01/2017 to 12/31/2017	13.25606	14.62493	431,972
01/01/2018 to 12/31/2018	14.62493	13.64879	358,068
01/01/2019 to 12/31/2019	13.64879	15.38874	355,817
01/01/2020 to 12/31/2020	15.38874	16.85756	314,450
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.26970	11.16040	2,312
01/01/2012 to 12/31/2012	11.16040	12.64637	6,297
01/01/2013 to 12/31/2013	12.64637	16.98147	4,229
01/01/2014 to 12/31/2014	16.98147	18.29355	7,149
01/01/2015 to 12/31/2015	18.29355	19.91045	7,923
01/01/2016 to 12/31/2016	19.91045	19.30111	5,891
01/01/2017 to 12/31/2017	19.30111	25.79220	9,764
01/01/2018 to 12/31/2018	25.79220	24.96251	8,878
01/01/2019 to 12/31/2019	24.96251	32.56361	6,987
01/01/2020 to 12/31/2020	32.56361	49.34659	12,040
AST Large-Cap Core Portfolio
04/29/2013* to 12/31/2013	9.99865	11.67897	0
01/01/2014 to 12/31/2014	11.67897	13.24056	986
01/01/2015 to 12/31/2015	13.24056	13.22662	933
01/01/2016 to 12/31/2016	13.22662	14.42495	727
01/01/2017 to 12/31/2017	14.42495	17.23000	495
01/01/2018 to 12/31/2018	17.23000	15.73668	288
01/01/2019 to 12/31/2019	15.73668	19.38078	155
01/01/2020 to 12/31/2020	19.38078	21.19145	1,369
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	9.63384	9.39115	159,263
01/01/2012 to 12/31/2012	9.39115	10.37172	146,129
01/01/2013 to 12/31/2013	10.37172	13.93903	130,994
01/01/2014 to 12/31/2014	13.93903	15.16490	200,112
01/01/2015 to 12/31/2015	15.16490	16.42126	184,746
01/01/2016 to 12/31/2016	16.42126	17.05614	187,850
01/01/2017 to 12/31/2017	17.05614	22.31566	161,167
01/01/2018 to 12/31/2018	22.31566	21.36135	144,913
01/01/2019 to 12/31/2019	21.36135	27.66161	133,310
01/01/2020 to 12/31/2020	27.66161	35.80966	96,279
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	11.06986	10.54922	76,210
01/01/2012 to 12/31/2012	10.54922	12.77274	67,802
01/01/2013 to 12/31/2013	12.77274	16.03780	61,518
01/01/2014 to 12/31/2014	16.03780	16.35017	54,205
01/01/2015 to 12/31/2015	16.35017	15.84906	58,666
01/01/2016 to 12/31/2016	15.84906	16.70125	70,708
01/01/2017 to 12/31/2017	16.70125	20.34795	70,966
01/01/2018 to 12/31/2018	20.34795	18.10370	71,880
01/01/2019 to 12/31/2019	18.10370	23.14515	66,086
01/01/2020 to 12/31/2020	23.14515	25.99778	45,800

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99866	10.32556	68,842
01/01/2013 to 12/31/2013	10.32556	12.07935	66,913
01/01/2014 to 12/31/2014	12.07935	12.49386	64,668
01/01/2015 to 12/31/2015	12.49386	12.13836	58,938
01/01/2016 to 12/31/2016	12.13836	12.45786	49,822
01/01/2017 to 12/31/2017	12.45786	14.27744	29,771
01/01/2018 to 12/31/2018	14.27744	12.88227	23,855
01/01/2019 to 12/31/2019	12.88227	15.55797	19,694
01/01/2020 to 12/31/2020	15.55797	16.81657	19,020
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	9.99944	9.77887	26,411
01/01/2012 to 12/31/2012	9.77887	11.26347	25,161
01/01/2013 to 12/31/2013	11.26347	15.14800	29,978
01/01/2014 to 12/31/2014	15.14800	16.19999	29,920
01/01/2015 to 12/31/2015	16.19999	17.08912	26,440
01/01/2016 to 12/31/2016	17.08912	17.13357	23,759
01/01/2017 to 12/31/2017	17.13357	22.03235	17,937
01/01/2018 to 12/31/2018	22.03235	22.13874	17,508
01/01/2019 to 12/31/2019	22.13874	30.00748	18,092
01/01/2020 to 12/31/2020	30.00748	38.51744	17,776
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99866	10.19783	0
01/01/2013 to 12/31/2013	10.19783	13.49386	3,647
01/01/2014 to 12/31/2014	13.49386	14.63119	8,339
01/01/2015 to 12/31/2015	14.63119	14.28962	10,674
01/01/2016 to 12/31/2016	14.28962	15.94833	9,192
01/01/2017 to 12/31/2017	15.94833	18.41074	9,370
01/01/2018 to 12/31/2018	18.41074	16.27197	6,008
01/01/2019 to 12/31/2019	16.27197	20.70559	6,954
01/01/2020 to 12/31/2020	20.70559	21.16264	7,551
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.29580	11.73634	42,478
01/01/2012 to 12/31/2012	11.73634	13.81019	38,444
01/01/2013 to 12/31/2013	13.81019	17.95951	40,174
01/01/2014 to 12/31/2014	17.95951	19.70461	35,139
01/01/2015 to 12/31/2015	19.70461	18.28264	79,575
01/01/2016 to 12/31/2016	18.28264	18.28218	75,863
01/01/2017 to 12/31/2017	18.28218	22.85886	64,445
01/01/2018 to 12/31/2018	22.85886	21.50787	62,274
01/01/2019 to 12/31/2019	21.50787	27.53920	56,976
01/01/2020 to 12/31/2020	27.53920	36.53087	48,503
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	9.84416	9.44403	76,130
01/01/2012 to 12/31/2012	9.44403	10.88175	63,675
01/01/2013 to 12/31/2013	10.88175	15.20215	64,900
01/01/2014 to 12/31/2014	15.20215	17.08652	61,169
01/01/2015 to 12/31/2015	17.08652	15.86160	55,453
01/01/2016 to 12/31/2016	15.86160	18.44934	58,180
01/01/2017 to 12/31/2017	18.44934	20.65342	57,095
01/01/2018 to 12/31/2018	20.65342	16.97563	58,313
01/01/2019 to 12/31/2019	16.97563	20.20965	67,068
01/01/2020 to 12/31/2020	20.20965	19.52653	50,369

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.33708	11.26440	2,132,977
01/01/2012 to 12/31/2012	11.26440	12.23098	1,968,696
01/01/2013 to 12/31/2013	12.23098	13.14089	1,687,237
01/01/2014 to 12/31/2014	13.14089	13.67415	1,504,996
01/01/2015 to 12/31/2015	13.67415	13.47154	1,390,665
01/01/2016 to 12/31/2016	13.47154	13.98553	1,236,933
01/01/2017 to 12/31/2017	13.98553	15.15301	1,163,275
01/01/2018 to 12/31/2018	15.15301	14.48243	1,059,528
01/01/2019 to 12/31/2019	14.48243	16.34738	969,730
01/01/2020 to 12/31/2020	16.34738	17.54248	863,583
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01858	10.07112	0
01/01/2012 to 12/31/2012	10.07112	10.61188	15,720
01/01/2013 to 12/31/2013	10.61188	10.19810	21,197
01/01/2014 to 12/31/2014	10.19810	10.64063	23,522
01/01/2015 to 12/31/2015	10.64063	10.43985	40,575
01/01/2016 to 12/31/2016	10.43985	10.70304	45,078
01/01/2017 to 12/31/2017	10.70304	11.12685	34,985
01/01/2018 to 12/31/2018	11.12685	10.85627	28,594
01/01/2019 to 12/31/2019	10.85627	11.72178	28,382
01/01/2020 to 12/31/2020	11.72178	12.22906	29,709
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	9.56178	8.82213	1,304,314
01/01/2012 to 12/31/2012	8.82213	9.80005	1,461,134
01/01/2013 to 12/31/2013	9.80005	11.28247	1,484,089
01/01/2014 to 12/31/2014	11.28247	12.12019	1,447,169
01/01/2015 to 12/31/2015	12.12019	11.85038	1,504,197
01/01/2016 to 12/31/2016	11.85038	12.83522	1,294,513
01/01/2017 to 12/31/2017	12.83522	14.66000	1,748,794
01/01/2018 to 12/31/2018	14.66000	13.32532	1,409,522
01/01/2019 to 12/31/2019	13.32532	15.62310	1,385,132
01/01/2020 to 12/31/2020	15.62310	16.26957	1,135,649
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	8.81374	8.97066	89,956
01/01/2012 to 12/31/2012	8.97066	10.48427	88,432
01/01/2013 to 12/31/2013	10.48427	13.65875	81,581
01/01/2014 to 12/31/2014	13.65875	15.75002	86,294
01/01/2015 to 12/31/2015	15.75002	15.97140	78,890
01/01/2016 to 12/31/2016	15.97140	18.04537	75,192
01/01/2017 to 12/31/2017	18.04537	21.70346	74,170
01/01/2018 to 12/31/2018	21.70346	19.59502	72,941
01/01/2019 to 12/31/2019	19.59502	23.99310	65,977
01/01/2020 to 12/31/2020	23.99310	22.37926	60,363
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99865	8.90152	0
01/01/2012 to 12/31/2012	8.90152	9.90901	0
01/01/2013 to 12/31/2013	9.90901	11.93153	0
01/01/2014 to 12/31/2014	11.93153	12.50090	2,847
01/01/2015 to 12/31/2015	12.50090	12.31640	12,779
01/01/2016 to 12/31/2016	12.31640	12.88297	12,779
01/01/2017 to 12/31/2017	12.88297	14.97982	12,779
01/01/2018 to 12/31/2018	14.97982	13.77342	12,779
01/01/2019 to 12/31/2019	13.77342	16.42314	9,931
01/01/2020 to 12/31/2020	16.42314	18.02672	9,931

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	10.18920	8.70962	61,268
01/01/2012 to 12/31/2012	8.70962	10.28799	49,092
01/01/2013 to 12/31/2013	10.28799	14.25156	51,811
01/01/2014 to 12/31/2014	14.25156	14.71285	43,922
01/01/2015 to 12/31/2015	14.71285	14.66721	38,850
01/01/2016 to 12/31/2016	14.66721	15.54056	36,645
01/01/2017 to 12/31/2017	15.54056	19.52244	27,486
01/01/2018 to 12/31/2018	19.52244	17.12138	29,259
01/01/2019 to 12/31/2019	17.12138	22.98846	28,676
01/01/2020 to 12/31/2020	22.98846	30.57273	20,794
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.81481	11.50952	38,343
01/01/2012 to 12/31/2012	11.50952	12.70103	35,580
01/01/2013 to 12/31/2013	12.70103	16.88975	37,492
01/01/2014 to 12/31/2014	16.88975	17.25014	36,549
01/01/2015 to 12/31/2015	17.25014	17.10340	33,006
01/01/2016 to 12/31/2016	17.10340	18.85828	31,572
01/01/2017 to 12/31/2017	18.85828	22.99008	30,937
01/01/2018 to 12/31/2018	22.99008	20.71424	29,312
01/01/2019 to 12/31/2019	20.71424	26.51587	28,463
01/01/2020 to 12/31/2020	26.51587	38.70852	24,246
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.40404	9.62370	69,667
01/01/2012 to 12/31/2012	9.62370	11.18662	58,447
01/01/2013 to 12/31/2013	11.18662	15.12112	54,925
01/01/2014 to 12/31/2014	15.12112	15.65927	53,929
01/01/2015 to 12/31/2015	15.65927	14.74107	48,570
01/01/2016 to 12/31/2016	14.74107	18.73744	42,230
01/01/2017 to 12/31/2017	18.73744	19.78831	40,906
01/01/2018 to 12/31/2018	19.78831	16.14149	37,496
01/01/2019 to 12/31/2019	16.14149	19.36972	36,058
01/01/2020 to 12/31/2020	19.36972	19.21963	33,560
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.85547	10.89139	1,009,621
01/01/2012 to 12/31/2012	10.89139	12.16045	1,085,086
01/01/2013 to 12/31/2013	12.16045	13.97681	1,023,387
01/01/2014 to 12/31/2014	13.97681	14.55843	939,190
01/01/2015 to 12/31/2015	14.55843	14.32812	980,128
01/01/2016 to 12/31/2016	14.32812	15.15935	913,619
01/01/2017 to 12/31/2017	15.15935	17.21166	852,070
01/01/2018 to 12/31/2018	17.21166	16.02887	808,085
01/01/2019 to 12/31/2019	16.02887	19.05556	590,552
01/01/2020 to 12/31/2020	19.05556	21.09593	497,556
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.20279	10.83436	90,509
01/01/2012 to 12/31/2012	10.83436	12.53229	88,895
01/01/2013 to 12/31/2013	12.53229	17.75698	87,155
01/01/2014 to 12/31/2014	17.75698	18.92653	92,833
01/01/2015 to 12/31/2015	18.92653	20.40364	77,695
01/01/2016 to 12/31/2016	20.40364	20.61474	68,874
01/01/2017 to 12/31/2017	20.61474	27.96461	65,577
01/01/2018 to 12/31/2018	27.96461	28.57189	70,154
01/01/2019 to 12/31/2019	28.57189	36.04311	71,599
01/01/2020 to 12/31/2020	36.04311	49.57287	67,032

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	8.70630	8.52302	52,958
01/01/2012 to 12/31/2012	8.52302	9.50818	57,370
01/01/2013 to 12/31/2013	9.50818	12.59303	64,329
01/01/2014 to 12/31/2014	12.59303	12.58153	64,783
01/01/2015 to 12/31/2015	12.58153	11.62676	57,663
01/01/2016 to 12/31/2016	11.62676	12.13937	54,671
01/01/2017 to 12/31/2017	12.13937	13.91971	49,630
01/01/2018 to 12/31/2018	13.91971	12.36291	47,064
01/01/2019 to 12/31/2019	12.36291	15.32067	213,833
01/01/2020 to 12/31/2020	15.32067	15.38695	212,629
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	11.63889	9.74194	226,919
01/01/2012 to 12/31/2012	9.74194	9.93017	217,327
01/01/2013 to 12/31/2013	9.93017	11.27160	169,563
01/01/2014 to 12/31/2014	11.27160	10.16156	275,513
01/01/2015 to 12/31/2015	10.16156	8.07199	272,140
01/01/2016 to 12/31/2016	8.07199	9.89599	293,147
01/01/2017 to 12/31/2017	9.89599	10.73914	287,148
01/01/2018 to 12/31/2018	10.73914	8.80461	111,693
01/01/2019 to 12/31/2019	8.80461	10.12256	86,940
01/01/2020 to 12/31/2020	10.12256	9.73697	80,273
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.63810	10.10447	22,895
01/01/2012 to 12/31/2012	10.10447	11.77025	24,048
01/01/2013 to 12/31/2013	11.77025	15.33267	23,120
01/01/2014 to 12/31/2014	15.33267	17.34179	25,681
01/01/2015 to 12/31/2015	17.34179	15.93286	21,695
01/01/2016 to 12/31/2016	15.93286	17.86852	19,316
01/01/2017 to 12/31/2017	17.86852	20.83672	18,242
01/01/2018 to 12/31/2018	20.83672	17.10932	15,165
01/01/2019 to 12/31/2019	17.10932	20.05402	15,986
01/01/2020 to 12/31/2020	20.05402	18.58170	15,219
AST Wellington Management Hedged Equity Portfolio
01/01/2011 to 12/31/2011	9.28255	8.81652	354,917
01/01/2012 to 12/31/2012	8.81652	9.62790	328,595
01/01/2013 to 12/31/2013	9.62790	11.41354	281,095
01/01/2014 to 12/31/2014	11.41354	11.84642	227,942
01/01/2015 to 12/31/2015	11.84642	11.58035	227,155
01/01/2016 to 12/31/2016	11.58035	12.13611	220,257
01/01/2017 to 12/31/2017	12.13611	13.56263	176,014
01/01/2018 to 12/31/2018	13.56263	12.67460	123,873
01/01/2019 to 12/31/2019	12.67460	15.03181	104,247
01/01/2020 to 12/31/2020	15.03181	15.77240	91,653
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.83793	11.30449	65,069
01/01/2012 to 12/31/2012	11.30449	11.99408	88,104
01/01/2013 to 12/31/2013	11.99408	11.62324	90,835
01/01/2014 to 12/31/2014	11.62324	12.25749	100,393
01/01/2015 to 12/31/2015	12.25749	12.20762	98,016
01/01/2016 to 12/31/2016	12.20762	12.62834	117,217
01/01/2017 to 12/31/2017	12.62834	13.20755	125,167
01/01/2018 to 12/31/2018	13.20755	12.69782	131,638
01/01/2019 to 12/31/2019	12.69782	14.02831	152,892
01/01/2020 to 12/31/2020	14.02831	14.91951	126,318
*Denotes the start date of these sub-accounts

PREMIER B SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit Only (1.75%) OR Highest Daily Lifetime Five Income Benefit Only (1.75%) OR HD GRO 60 bps (1.75%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.19462	9.75312	4,414,821
01/01/2012 to 12/31/2012	9.75312	10.78971	4,205,446
01/01/2013 to 12/31/2013	10.78971	11.66170	3,885,835
01/01/2014 to 12/31/2014	11.66170	11.89871	3,456,020
01/01/2015 to 12/31/2015	11.89871	11.31759	2,961,298
01/01/2016 to 12/31/2016	11.31759	11.82816	2,648,709
01/01/2017 to 12/31/2017	11.82816	13.08827	2,289,070
01/01/2018 to 12/31/2018	13.08827	11.81548	1,943,788
01/01/2019 to 12/31/2019	11.81548	13.47658	1,742,030
01/01/2020 to 12/31/2020	13.47658	13.80351	1,527,618
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.79033	10.61693	1,431,282
01/01/2012 to 12/31/2012	10.61693	11.85825	1,399,765
01/01/2013 to 12/31/2013	11.85825	13.58391	1,405,413
01/01/2014 to 12/31/2014	13.58391	14.16565	1,329,201
01/01/2015 to 12/31/2015	14.16565	14.03379	1,178,125
01/01/2016 to 12/31/2016	14.03379	14.77312	1,052,395
01/01/2017 to 12/31/2017	14.77312	16.97741	818,631
01/01/2018 to 12/31/2018	16.97741	15.70170	687,859
01/01/2019 to 12/31/2019	15.70170	18.80499	648,732
01/01/2020 to 12/31/2020	18.80499	20.45544	572,525
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	9.79462	9.45152	190,109
01/01/2012 to 12/31/2012	9.45152	10.24388	198,399
01/01/2013 to 12/31/2013	10.24388	11.32005	177,996
01/01/2014 to 12/31/2014	11.32005	11.69718	173,192
01/01/2015 to 12/31/2015	11.69718	11.47690	168,887
01/01/2016 to 12/31/2016	11.47690	11.82304	157,881
01/01/2017 to 12/31/2017	11.82304	13.50637	176,229
01/01/2018 to 12/31/2018	13.50637	12.22385	133,113
01/01/2019 to 12/31/2019	12.22385	14.18184	141,429
01/01/2020 to 12/31/2020	14.18184	15.90291	116,320
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.54773	10.24057	2,316,352
01/01/2012 to 12/31/2012	10.24057	11.31975	2,212,535
01/01/2013 to 12/31/2013	11.31975	13.08835	2,118,897
01/01/2014 to 12/31/2014	13.08835	13.70209	1,991,147
01/01/2015 to 12/31/2015	13.70209	13.53054	1,759,313
01/01/2016 to 12/31/2016	13.53054	14.13578	1,581,543
01/01/2017 to 12/31/2017	14.13578	15.96415	1,356,696
01/01/2018 to 12/31/2018	15.96415	14.91406	1,063,802
01/01/2019 to 12/31/2019	14.91406	17.50365	995,571
01/01/2020 to 12/31/2020	17.50365	19.22708	906,728

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99857	9.16255	12,751
01/01/2012 to 12/31/2012	9.16255	10.07596	22,426
01/01/2013 to 12/31/2013	10.07596	10.97739	22,367
01/01/2014 to 12/31/2014	10.97739	11.31669	20,385
01/01/2015 to 12/31/2015	11.31669	10.78833	20,068
01/01/2016 to 12/31/2016	10.78833	11.34118	18,043
01/01/2017 to 12/31/2017	11.34118	12.55240	18,483
01/01/2018 to 12/31/2018	12.55240	11.68418	20,536
01/01/2019 to 12/31/2019	11.68418	13.50668	19,751
01/01/2020 to 12/31/2020	13.50668	13.90317	19,722
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	11.72926	11.78694	9,762
01/01/2012 to 12/31/2012	11.78694	12.12782	10,369
01/01/2013 to 12/31/2013	12.12782	11.66008	509
01/01/2014 to 12/31/2014	11.66008	11.44852	771
01/01/2015 to 12/31/2015	11.44852	11.30598	521
01/01/2016 to 12/31/2016	11.30598	11.29361	45
01/01/2017 to 12/31/2017	11.29361	11.28886	86
01/01/2018 to 12/31/2018	11.28886	11.17638	0
01/01/2019 to 12/31/2019	11.17638	11.49161	0
01/01/2020 to 12/31/2020	11.49161	11.58306	0
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	12.76610	12.94556	46,981
01/01/2012 to 12/31/2012	12.94556	13.90862	46,392
01/01/2013 to 12/31/2013	13.90862	13.41826	23,193
01/01/2014 to 12/31/2014	13.41826	13.74548	32,012
01/01/2015 to 12/31/2015	13.74548	13.22431	22,907
01/01/2016 to 12/31/2016	13.22431	13.54685	15,803
01/01/2017 to 12/31/2017	13.54685	13.89515	21,767
01/01/2018 to 12/31/2018	13.89515	13.56477	14,105
01/01/2019 to 12/31/2019	13.56477	14.56141	21,370
01/01/2020 to 12/31/2020	14.56141	15.36501	16,768
AST Bond Portfolio 2021
01/01/2011 to 12/31/2011	11.01729	13.02623	638,952
01/01/2012 to 12/31/2012	13.02623	13.67162	227,008
01/01/2013 to 12/31/2013	13.67162	12.49582	26,076
01/01/2014 to 12/31/2014	12.49582	13.22419	13,414
01/01/2015 to 12/31/2015	13.22419	13.22852	16,048
01/01/2016 to 12/31/2016	13.22852	13.26576	17,396
01/01/2017 to 12/31/2017	13.26576	13.24420	281
01/01/2018 to 12/31/2018	13.24420	13.02403	19,348
01/01/2019 to 12/31/2019	13.02403	13.44868	410
01/01/2020 to 12/31/2020	13.44868	13.63374	588
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	9.99857	12.03025	286,401
01/01/2012 to 12/31/2012	12.03025	12.51433	365,575
01/01/2013 to 12/31/2013	12.51433	11.10044	18,376
01/01/2014 to 12/31/2014	11.10044	12.04074	18,069
01/01/2015 to 12/31/2015	12.04074	12.08175	18,103
01/01/2016 to 12/31/2016	12.08175	12.09126	18,105
01/01/2017 to 12/31/2017	12.09126	12.07022	561
01/01/2018 to 12/31/2018	12.07022	11.84404	727
01/01/2019 to 12/31/2019	11.84404	12.32608	301
01/01/2020 to 12/31/2020	12.32608	12.72085	133

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	9.99810	10.40740	255,326
01/01/2013 to 12/31/2013	10.40740	9.18516	928,295
01/01/2014 to 12/31/2014	9.18516	10.16623	341,703
01/01/2015 to 12/31/2015	10.16623	10.26182	68,093
01/01/2016 to 12/31/2016	10.26182	10.27831	67,072
01/01/2017 to 12/31/2017	10.27831	10.27325	66,067
01/01/2018 to 12/31/2018	10.27325	10.06888	65,682
01/01/2019 to 12/31/2019	10.06888	10.53972	65,251
01/01/2020 to 12/31/2020	10.53972	11.06004	50,272
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	9.99905	8.75667	617,813
01/01/2014 to 12/31/2014	8.75667	9.86176	405,588
01/01/2015 to 12/31/2015	9.86176	9.96747	1,968
01/01/2016 to 12/31/2016	9.96747	9.98311	1,965
01/01/2017 to 12/31/2017	9.98311	9.97694	1,961
01/01/2018 to 12/31/2018	9.97694	9.74124	1,958
01/01/2019 to 12/31/2019	9.74124	10.33546	1,954
01/01/2020 to 12/31/2020	10.33546	11.03696	1,951
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	9.99905	11.31222	185,355
01/01/2015 to 12/31/2015	11.31222	11.33979	797,267
01/01/2016 to 12/31/2016	11.33979	11.42066	69,592
01/01/2017 to 12/31/2017	11.42066	11.43018	5,859
01/01/2018 to 12/31/2018	11.43018	11.15003	12,277
01/01/2019 to 12/31/2019	11.15003	11.91354	2,476
01/01/2020 to 12/31/2020	11.91354	13.03714	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	9.99905	9.94591	349,755
01/01/2016 to 12/31/2016	9.94591	9.97813	528,671
01/01/2017 to 12/31/2017	9.97813	10.04433	265,253
01/01/2018 to 12/31/2018	10.04433	9.76798	316,899
01/01/2019 to 12/31/2019	9.76798	10.56276	122,757
01/01/2020 to 12/31/2020	10.56276	11.48957	13,487
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	9.99810	9.88741	801,584
01/01/2017 to 12/31/2017	9.88741	9.97864	460,548
01/01/2018 to 12/31/2018	9.97864	9.68275	477,606
01/01/2019 to 12/31/2019	9.68275	10.53324	201,025
01/01/2020 to 12/31/2020	10.53324	11.58085	0
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	9.99810	10.04467	1,141
01/01/2018 to 12/31/2018	10.04467	9.66820	80,503
01/01/2019 to 12/31/2019	9.66820	10.60312	8,900
01/01/2020 to 12/31/2020	10.60312	11.95074	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	9.99810	9.66979	0
01/01/2019 to 12/31/2019	9.66979	10.67226	51,052
01/01/2020 to 12/31/2020	10.67226	12.19746	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	9.99905	11.24330	68,331
01/01/2020 to 12/31/2020	11.24330	12.65348	176,212
AST Bond Portfolio 2031
01/02/2020* to 12/31/2020	9.99905	11.12542	262,056

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.03170	9.62010	5,142,553
01/01/2012 to 12/31/2012	9.62010	10.75186	5,122,405
01/01/2013 to 12/31/2013	10.75186	12.96360	5,014,287
01/01/2014 to 12/31/2014	12.96360	13.63181	4,801,992
01/01/2015 to 12/31/2015	13.63181	13.46876	4,364,272
01/01/2016 to 12/31/2016	13.46876	14.14249	4,045,503
01/01/2017 to 12/31/2017	14.14249	16.38656	3,456,910
01/01/2018 to 12/31/2018	16.38656	15.10184	2,872,429
01/01/2019 to 12/31/2019	15.10184	18.14411	2,452,785
01/01/2020 to 12/31/2020	18.14411	20.22503	2,125,559
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99857	11.65594	0
01/01/2014 to 12/31/2014	11.65594	13.01454	0
01/01/2015 to 12/31/2015	13.01454	12.33375	0
01/01/2016 to 12/31/2016	12.33375	13.92760	0
01/01/2017 to 12/31/2017	13.92760	16.20788	800
01/01/2018 to 12/31/2018	16.20788	15.16855	763
01/01/2019 to 12/31/2019	15.16855	19.53376	0
01/01/2020 to 12/31/2020	19.53376	20.10516	0
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	9.58600	8.94656	4,220
01/01/2012 to 12/31/2012	8.94656	11.14928	7,623
01/01/2013 to 12/31/2013	11.14928	11.43388	7,791
01/01/2014 to 12/31/2014	11.43388	12.80175	7,787
01/01/2015 to 12/31/2015	12.80175	12.57027	5,799
01/01/2016 to 12/31/2016	12.57027	12.46508	5,559
01/01/2017 to 12/31/2017	12.46508	13.58499	6,522
01/01/2018 to 12/31/2018	13.58499	12.72136	4,338
01/01/2019 to 12/31/2019	12.72136	15.64407	2,917
01/01/2020 to 12/31/2020	15.64407	14.92200	3,339
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	9.97588	10.45070	1,299
01/01/2012 to 12/31/2012	10.45070	11.84713	2,109
01/01/2013 to 12/31/2013	11.84713	12.00823	602
01/01/2014 to 12/31/2014	12.00823	15.45011	876
01/01/2015 to 12/31/2015	15.45011	15.91989	271
01/01/2016 to 12/31/2016	15.91989	16.40008	193
01/01/2017 to 12/31/2017	16.40008	17.12535	285
01/01/2018 to 12/31/2018	17.12535	16.02897	113
01/01/2019 to 12/31/2019	16.02897	20.67101	296
01/01/2020 to 12/31/2020	20.67101	19.73905	500
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	10.95795	8.58654	9,133
01/01/2012 to 12/31/2012	8.58654	9.95162	11,260
01/01/2013 to 12/31/2013	9.95162	9.80229	10,042
01/01/2014 to 12/31/2014	9.80229	9.18246	12,798
01/01/2015 to 12/31/2015	9.18246	7.51497	10,801
01/01/2016 to 12/31/2016	7.51497	8.29895	8,450
01/01/2017 to 12/31/2017	8.29895	10.30803	9,328
01/01/2018 to 12/31/2018	10.30803	8.70687	6,873
01/01/2019 to 12/31/2019	8.70687	9.69936	11,051
01/01/2020 to 12/31/2020	9.69936	9.91966	11,172

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	9.88773	9.57167	945,215
01/01/2012 to 12/31/2012	9.57167	10.40722	936,387
01/01/2013 to 12/31/2013	10.40722	11.73797	880,780
01/01/2014 to 12/31/2014	11.73797	11.89971	822,413
01/01/2015 to 12/31/2015	11.89971	11.81091	740,930
01/01/2016 to 12/31/2016	11.81091	12.10197	699,851
01/01/2017 to 12/31/2017	12.10197	13.85359	602,583
01/01/2018 to 12/31/2018	13.85359	12.55958	494,244
01/01/2019 to 12/31/2019	12.55958	14.81238	444,991
01/01/2020 to 12/31/2020	14.81238	15.83275	382,603
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99953	10.06666	6,569
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.12402	9.89972	158,625
01/01/2012 to 12/31/2012	9.89972	10.71473	162,464
01/01/2013 to 12/31/2013	10.71473	11.56473	115,142
01/01/2014 to 12/31/2014	11.56473	11.82516	211,086
01/01/2015 to 12/31/2015	11.82516	11.51605	153,374
01/01/2016 to 12/31/2016	11.51605	11.91324	124,022
01/01/2017 to 12/31/2017	11.91324	13.14709	117,139
01/01/2018 to 12/31/2018	13.14709	12.00784	86,079
01/01/2019 to 12/31/2019	12.00784	13.69213	90,205
01/01/2020 to 12/31/2020	13.69213	14.66318	64,157
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.86158	11.80975	427
01/01/2012 to 12/31/2012	11.80975	13.42742	693
01/01/2013 to 12/31/2013	13.42742	18.31854	267
01/01/2014 to 12/31/2014	18.31854	19.29943	584
01/01/2015 to 12/31/2015	19.29943	17.92539	350
01/01/2016 to 12/31/2016	17.92539	21.90098	154
01/01/2017 to 12/31/2017	21.90098	24.14873	167
01/01/2018 to 12/31/2018	24.14873	20.39337	117
01/01/2019 to 12/31/2019	20.39337	24.57952	2,264
01/01/2020 to 12/31/2020	24.57952	24.74541	2,537
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	10.26477	10.09057	14,484
01/01/2012 to 12/31/2012	10.09057	9.91778	11,183
01/01/2013 to 12/31/2013	9.91778	9.74711	4,286
01/01/2014 to 12/31/2014	9.74711	9.57930	3,706
01/01/2015 to 12/31/2015	9.57930	9.41473	11,658
01/01/2016 to 12/31/2016	9.41473	9.25340	1,471
01/01/2017 to 12/31/2017	9.25340	9.12558	1,254
01/01/2018 to 12/31/2018	9.12558	9.08439	980
01/01/2019 to 12/31/2019	9.08439	9.07910	1,033
01/01/2020 to 12/31/2020	9.07910	8.94269	2,979

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2011 to 12/31/2011	11.56763	11.72970	3,189
01/01/2012 to 12/31/2012	11.72970	13.12705	4,253
01/01/2013 to 12/31/2013	13.12705	13.82773	1,412
01/01/2014 to 12/31/2014	13.82773	13.93758	2,673
01/01/2015 to 12/31/2015	13.93758	13.20972	887
01/01/2016 to 12/31/2016	13.20972	14.98190	497
01/01/2017 to 12/31/2017	14.98190	15.82500	182
01/01/2018 to 12/31/2018	15.82500	15.24253	59
01/01/2019 to 12/31/2019	15.24253	17.27233	129
01/01/2020 to 12/31/2020	17.27233	17.42274	40
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	7.87845	7.41911	3,072
01/01/2012 to 12/31/2012	7.41911	8.52255	3,715
01/01/2013 to 12/31/2013	8.52255	11.71491	1,734
01/01/2014 to 12/31/2014	11.71491	13.09615	2,922
01/01/2015 to 12/31/2015	13.09615	11.86233	1,674
01/01/2016 to 12/31/2016	11.86233	13.97729	1,685
01/01/2017 to 12/31/2017	13.97729	16.37414	2,924
01/01/2018 to 12/31/2018	16.37414	13.81364	1,564
01/01/2019 to 12/31/2019	13.81364	17.58416	10,605
01/01/2020 to 12/31/2020	17.58416	17.32854	6,180
AST International Growth Portfolio
01/01/2011 to 12/31/2011	9.07693	7.76802	3,046
01/01/2012 to 12/31/2012	7.76802	9.18910	3,757
01/01/2013 to 12/31/2013	9.18910	10.75208	1,470
01/01/2014 to 12/31/2014	10.75208	9.98329	3,213
01/01/2015 to 12/31/2015	9.98329	10.12041	2,173
01/01/2016 to 12/31/2016	10.12041	9.57095	1,123
01/01/2017 to 12/31/2017	9.57095	12.73918	1,018
01/01/2018 to 12/31/2018	12.73918	10.84999	503
01/01/2019 to 12/31/2019	10.84999	14.08750	1,308
01/01/2020 to 12/31/2020	14.08750	18.18169	615
AST International Value Portfolio
01/01/2011 to 12/31/2011	9.69193	8.33006	3,732
01/01/2012 to 12/31/2012	8.33006	9.55185	4,899
01/01/2013 to 12/31/2013	9.55185	11.21503	1,633
01/01/2014 to 12/31/2014	11.21503	10.28322	3,641
01/01/2015 to 12/31/2015	10.28322	10.18895	2,068
01/01/2016 to 12/31/2016	10.18895	10.07217	860
01/01/2017 to 12/31/2017	10.07217	12.15776	456
01/01/2018 to 12/31/2018	12.15776	10.01960	198
01/01/2019 to 12/31/2019	10.01960	11.81886	526
01/01/2020 to 12/31/2020	11.81886	11.54513	716
AST Investment Grade Bond Portfolio
01/01/2011 to 12/31/2011	12.77720	14.12060	187,387
01/01/2012 to 12/31/2012	14.12060	15.18209	87,772
01/01/2013 to 12/31/2013	15.18209	14.44607	53,556
01/01/2014 to 12/31/2014	14.44607	15.15307	45,616
01/01/2015 to 12/31/2015	15.15307	15.06717	87,020
01/01/2016 to 12/31/2016	15.06717	15.43117	96,421
01/01/2017 to 12/31/2017	15.43117	15.82049	61,552
01/01/2018 to 12/31/2018	15.82049	15.50546	131,073
01/01/2019 to 12/31/2019	15.50546	16.95022	51,540
01/01/2020 to 12/31/2020	16.95022	19.40193	45,560

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	9.93736	9.71107	68,162
01/01/2012 to 12/31/2012	9.71107	10.84004	76,152
01/01/2013 to 12/31/2013	10.84004	12.38828	87,349
01/01/2014 to 12/31/2014	12.38828	12.95014	94,562
01/01/2015 to 12/31/2015	12.95014	12.59413	92,631
01/01/2016 to 12/31/2016	12.59413	13.02377	87,574
01/01/2017 to 12/31/2017	13.02377	14.97074	87,564
01/01/2018 to 12/31/2018	14.97074	13.62729	48,147
01/01/2019 to 12/31/2019	13.62729	15.99530	50,914
01/01/2020 to 12/31/2020	15.99530	17.78904	43,472
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	9.21909	8.23160	7,644
01/01/2012 to 12/31/2012	8.23160	9.86225	8,602
01/01/2013 to 12/31/2013	9.86225	11.18153	5,562
01/01/2014 to 12/31/2014	11.18153	10.28971	8,529
01/01/2015 to 12/31/2015	10.28971	9.83010	5,890
01/01/2016 to 12/31/2016	9.83010	9.84804	4,342
01/01/2017 to 12/31/2017	9.84804	12.54724	4,466
01/01/2018 to 12/31/2018	12.54724	10.17633	3,093
01/01/2019 to 12/31/2019	10.17633	12.72399	4,491
01/01/2020 to 12/31/2020	12.72399	14.14084	3,703
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	10.80817	10.64726	472,112
01/01/2012 to 12/31/2012	10.64726	11.58557	484,380
01/01/2013 to 12/31/2013	11.58557	12.64248	479,530
01/01/2014 to 12/31/2014	12.64248	13.10208	482,649
01/01/2015 to 12/31/2015	13.10208	12.85331	437,427
01/01/2016 to 12/31/2016	12.85331	13.11758	402,534
01/01/2017 to 12/31/2017	13.11758	14.45792	362,593
01/01/2018 to 12/31/2018	14.45792	13.47959	295,597
01/01/2019 to 12/31/2019	13.47959	15.18309	263,308
01/01/2020 to 12/31/2020	15.18309	16.61593	225,374
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.25705	11.13692	1,226
01/01/2012 to 12/31/2012	11.13692	12.60745	1,644
01/01/2013 to 12/31/2013	12.60745	16.91249	1,346
01/01/2014 to 12/31/2014	16.91249	18.20134	1,736
01/01/2015 to 12/31/2015	18.20134	19.79057	788
01/01/2016 to 12/31/2016	19.79057	19.16604	954
01/01/2017 to 12/31/2017	19.16604	25.58658	2,163
01/01/2018 to 12/31/2018	25.58658	24.73901	952
01/01/2019 to 12/31/2019	24.73901	32.24031	1,980
01/01/2020 to 12/31/2020	32.24031	48.80885	395
AST Large-Cap Core Portfolio
04/29/2013* to 12/31/2013	9.99857	11.67121	0
01/01/2014 to 12/31/2014	11.67121	13.21876	0
01/01/2015 to 12/31/2015	13.21876	13.19191	0
01/01/2016 to 12/31/2016	13.19191	14.37307	0
01/01/2017 to 12/31/2017	14.37307	17.15122	0
01/01/2018 to 12/31/2018	17.15122	15.64922	0
01/01/2019 to 12/31/2019	15.64922	19.25421	0
01/01/2020 to 12/31/2020	19.25421	21.03242	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	9.58964	9.33879	7,967
01/01/2012 to 12/31/2012	9.33879	10.30371	11,859
01/01/2013 to 12/31/2013	10.30371	13.83409	6,287
01/01/2014 to 12/31/2014	13.83409	15.03587	10,524
01/01/2015 to 12/31/2015	15.03587	16.26566	5,825
01/01/2016 to 12/31/2016	16.26566	16.87788	3,185
01/01/2017 to 12/31/2017	16.87788	22.06074	4,959
01/01/2018 to 12/31/2018	22.06074	21.09654	2,779
01/01/2019 to 12/31/2019	21.09654	27.29198	9,828
01/01/2020 to 12/31/2020	27.29198	35.29654	5,660
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	11.01926	10.49074	1,831
01/01/2012 to 12/31/2012	10.49074	12.68948	2,419
01/01/2013 to 12/31/2013	12.68948	15.91756	647
01/01/2014 to 12/31/2014	15.91756	16.21177	1,061
01/01/2015 to 12/31/2015	16.21177	15.69952	689
01/01/2016 to 12/31/2016	15.69952	16.52739	641
01/01/2017 to 12/31/2017	16.52739	20.11644	1,104
01/01/2018 to 12/31/2018	20.11644	17.88006	534
01/01/2019 to 12/31/2019	17.88006	22.83679	1,351
01/01/2020 to 12/31/2020	22.83679	25.62634	351
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99858	10.31874	3,239
01/01/2013 to 12/31/2013	10.31874	12.05951	1,357
01/01/2014 to 12/31/2014	12.05951	12.46114	2,996
01/01/2015 to 12/31/2015	12.46114	12.09476	2,305
01/01/2016 to 12/31/2016	12.09476	12.40090	1,856
01/01/2017 to 12/31/2017	12.40090	14.19830	658
01/01/2018 to 12/31/2018	14.19830	12.79819	5,435
01/01/2019 to 12/31/2019	12.79819	15.44122	4,942
01/01/2020 to 12/31/2020	15.44122	16.67401	10,040
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	9.95374	9.72471	1,801
01/01/2012 to 12/31/2012	9.72471	11.19006	1,984
01/01/2013 to 12/31/2013	11.19006	15.03451	522
01/01/2014 to 12/31/2014	15.03451	16.06290	1,643
01/01/2015 to 12/31/2015	16.06290	16.92789	882
01/01/2016 to 12/31/2016	16.92789	16.95539	523
01/01/2017 to 12/31/2017	16.95539	21.78192	0
01/01/2018 to 12/31/2018	21.78192	21.86545	0
01/01/2019 to 12/31/2019	21.86545	29.60788	0
01/01/2020 to 12/31/2020	29.60788	37.96725	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99858	10.19406	0
01/01/2013 to 12/31/2013	10.19406	13.47564	0
01/01/2014 to 12/31/2014	13.47564	14.59708	0
01/01/2015 to 12/31/2015	14.59708	14.24224	0
01/01/2016 to 12/31/2016	14.24224	15.87985	0
01/01/2017 to 12/31/2017	15.87985	18.31372	0
01/01/2018 to 12/31/2018	18.31372	16.17036	0
01/01/2019 to 12/31/2019	16.17036	20.55617	0
01/01/2020 to 12/31/2020	20.55617	20.98946	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.24001	11.67165	4,236
01/01/2012 to 12/31/2012	11.67165	13.72046	5,315
01/01/2013 to 12/31/2013	13.72046	17.82536	2,696
01/01/2014 to 12/31/2014	17.82536	19.53827	4,053
01/01/2015 to 12/31/2015	19.53827	18.11048	3,808
01/01/2016 to 12/31/2016	18.11048	18.09234	2,627
01/01/2017 to 12/31/2017	18.09234	22.59920	4,587
01/01/2018 to 12/31/2018	22.59920	21.24248	2,458
01/01/2019 to 12/31/2019	21.24248	27.17268	6,683
01/01/2020 to 12/31/2020	27.17268	36.00920	4,008
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	9.79886	9.39128	1,377
01/01/2012 to 12/31/2012	9.39128	10.81040	1,972
01/01/2013 to 12/31/2013	10.81040	15.08767	699
01/01/2014 to 12/31/2014	15.08767	16.94131	1,455
01/01/2015 to 12/31/2015	16.94131	15.71136	695
01/01/2016 to 12/31/2016	15.71136	18.25670	781
01/01/2017 to 12/31/2017	18.25670	20.41774	2,946
01/01/2018 to 12/31/2018	20.41774	16.76528	2,205
01/01/2019 to 12/31/2019	16.76528	19.93953	1,368
01/01/2020 to 12/31/2020	19.93953	19.24674	54
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.28481	11.20146	1,377,189
01/01/2012 to 12/31/2012	11.20146	12.15069	1,420,177
01/01/2013 to 12/31/2013	12.15069	13.04183	1,252,164
01/01/2014 to 12/31/2014	13.04183	13.55778	1,126,677
01/01/2015 to 12/31/2015	13.55778	13.34368	993,130
01/01/2016 to 12/31/2016	13.34368	13.83928	872,384
01/01/2017 to 12/31/2017	13.83928	14.97981	814,317
01/01/2018 to 12/31/2018	14.97981	14.30276	711,540
01/01/2019 to 12/31/2019	14.30276	16.12870	691,366
01/01/2020 to 12/31/2020	16.12870	17.29080	607,031
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01849	10.06939	0
01/01/2012 to 12/31/2012	10.06939	10.59962	0
01/01/2013 to 12/31/2013	10.59962	10.17640	0
01/01/2014 to 12/31/2014	10.17640	10.60757	0
01/01/2015 to 12/31/2015	10.60757	10.39714	0
01/01/2016 to 12/31/2016	10.39714	10.64882	0
01/01/2017 to 12/31/2017	10.64882	11.05970	0
01/01/2018 to 12/31/2018	11.05970	10.78012	0
01/01/2019 to 12/31/2019	10.78012	11.62819	5,730
01/01/2020 to 12/31/2020	11.62819	12.11961	5,886
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	9.51787	8.77313	1,401,227
01/01/2012 to 12/31/2012	8.77313	9.73603	1,364,157
01/01/2013 to 12/31/2013	9.73603	11.19768	1,276,895
01/01/2014 to 12/31/2014	11.19768	12.01729	1,233,509
01/01/2015 to 12/31/2015	12.01729	11.73825	1,236,886
01/01/2016 to 12/31/2016	11.73825	12.70141	1,116,875
01/01/2017 to 12/31/2017	12.70141	14.49297	1,169,427
01/01/2018 to 12/31/2018	14.49297	13.16052	955,019
01/01/2019 to 12/31/2019	13.16052	15.41478	906,665
01/01/2020 to 12/31/2020	15.41478	16.03689	788,108

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	8.77355	8.92102	5,253
01/01/2012 to 12/31/2012	8.92102	10.41605	393
01/01/2013 to 12/31/2013	10.41605	13.55651	147
01/01/2014 to 12/31/2014	13.55651	15.61679	345
01/01/2015 to 12/31/2015	15.61679	15.82080	209
01/01/2016 to 12/31/2016	15.82080	17.85767	116
01/01/2017 to 12/31/2017	17.85767	21.45662	1,420
01/01/2018 to 12/31/2018	21.45662	19.35305	1,313
01/01/2019 to 12/31/2019	19.35305	23.67359	225
01/01/2020 to 12/31/2020	23.67359	22.05954	0
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99857	8.89568	1,189
01/01/2012 to 12/31/2012	8.89568	9.89278	1,189
01/01/2013 to 12/31/2013	9.89278	11.90029	1,189
01/01/2014 to 12/31/2014	11.90029	12.45586	1,189
01/01/2015 to 12/31/2015	12.45586	12.26001	4,744
01/01/2016 to 12/31/2016	12.26001	12.81147	2,497
01/01/2017 to 12/31/2017	12.81147	14.88217	2,495
01/01/2018 to 12/31/2018	14.88217	13.67013	5,245
01/01/2019 to 12/31/2019	13.67013	16.28378	5,129
01/01/2020 to 12/31/2020	16.28378	17.85628	2,678
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	10.14271	8.66144	4,659
01/01/2012 to 12/31/2012	8.66144	10.22095	6,891
01/01/2013 to 12/31/2013	10.22095	14.14486	4,877
01/01/2014 to 12/31/2014	14.14486	14.58836	6,843
01/01/2015 to 12/31/2015	14.58836	14.52882	3,472
01/01/2016 to 12/31/2016	14.52882	15.37883	1,991
01/01/2017 to 12/31/2017	15.37883	19.30039	2,440
01/01/2018 to 12/31/2018	19.30039	16.90985	1,554
01/01/2019 to 12/31/2019	16.90985	22.68212	1,538
01/01/2020 to 12/31/2020	22.68212	30.13586	552
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.76047	11.44523	1,577
01/01/2012 to 12/31/2012	11.44523	12.61772	2,245
01/01/2013 to 12/31/2013	12.61772	16.76255	1,274
01/01/2014 to 12/31/2014	16.76255	17.10340	2,256
01/01/2015 to 12/31/2015	17.10340	16.94132	957
01/01/2016 to 12/31/2016	16.94132	18.66136	729
01/01/2017 to 12/31/2017	18.66136	22.72769	1,357
01/01/2018 to 12/31/2018	22.72769	20.45755	571
01/01/2019 to 12/31/2019	20.45755	26.16161	3,284
01/01/2020 to 12/31/2020	26.16161	38.15384	2,533
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.35634	9.57011	3,019
01/01/2012 to 12/31/2012	9.57011	11.11346	3,775
01/01/2013 to 12/31/2013	11.11346	15.00753	1,365
01/01/2014 to 12/31/2014	15.00753	15.52649	2,274
01/01/2015 to 12/31/2015	15.52649	14.60174	1,051
01/01/2016 to 12/31/2016	14.60174	18.54211	615
01/01/2017 to 12/31/2017	18.54211	19.56296	1,034
01/01/2018 to 12/31/2018	19.56296	15.94190	402
01/01/2019 to 12/31/2019	15.94190	19.11135	999
01/01/2020 to 12/31/2020	19.11135	18.94466	83

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.80580	10.83087	1,009,735
01/01/2012 to 12/31/2012	10.83087	12.08098	1,106,077
01/01/2013 to 12/31/2013	12.08098	13.87192	1,185,143
01/01/2014 to 12/31/2014	13.87192	14.43485	1,122,150
01/01/2015 to 12/31/2015	14.43485	14.19252	1,025,324
01/01/2016 to 12/31/2016	14.19252	15.00123	945,068
01/01/2017 to 12/31/2017	15.00123	17.01553	817,467
01/01/2018 to 12/31/2018	17.01553	15.83060	637,972
01/01/2019 to 12/31/2019	15.83060	18.80135	641,104
01/01/2020 to 12/31/2020	18.80135	20.79400	524,733
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.15143	10.77407	8,146
01/01/2012 to 12/31/2012	10.77407	12.45032	5,640
01/01/2013 to 12/31/2013	12.45032	17.62352	3,661
01/01/2014 to 12/31/2014	17.62352	18.76579	6,409
01/01/2015 to 12/31/2015	18.76579	20.21049	3,097
01/01/2016 to 12/31/2016	20.21049	20.39960	1,817
01/01/2017 to 12/31/2017	20.39960	27.64567	5,526
01/01/2018 to 12/31/2018	27.64567	28.21805	2,707
01/01/2019 to 12/31/2019	28.21805	35.56188	1,028
01/01/2020 to 12/31/2020	35.56188	48.86304	142
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	8.66644	8.47561	1,076
01/01/2012 to 12/31/2012	8.47561	9.44585	1,382
01/01/2013 to 12/31/2013	9.44585	12.49812	481
01/01/2014 to 12/31/2014	12.49812	12.47455	900
01/01/2015 to 12/31/2015	12.47455	11.51662	536
01/01/2016 to 12/31/2016	11.51662	12.01259	117
01/01/2017 to 12/31/2017	12.01259	13.76081	156
01/01/2018 to 12/31/2018	13.76081	12.20965	76
01/01/2019 to 12/31/2019	12.20965	15.11593	3,409
01/01/2020 to 12/31/2020	15.11593	15.16648	3,364
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	11.58555	9.68778	13,221
01/01/2012 to 12/31/2012	9.68778	9.86519	13,931
01/01/2013 to 12/31/2013	9.86519	11.18669	6,992
01/01/2014 to 12/31/2014	11.18669	10.07509	11,311
01/01/2015 to 12/31/2015	10.07509	7.99533	9,766
01/01/2016 to 12/31/2016	7.99533	9.79237	5,889
01/01/2017 to 12/31/2017	9.79237	10.61628	9,708
01/01/2018 to 12/31/2018	10.61628	8.69517	5,393
01/01/2019 to 12/31/2019	8.69517	9.98686	6,650
01/01/2020 to 12/31/2020	9.98686	9.59687	2,597
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.58897	10.04800	608
01/01/2012 to 12/31/2012	10.04800	11.69310	766
01/01/2013 to 12/31/2013	11.69310	15.21723	289
01/01/2014 to 12/31/2014	15.21723	17.19427	513
01/01/2015 to 12/31/2015	17.19427	15.78177	241
01/01/2016 to 12/31/2016	15.78177	17.68172	157
01/01/2017 to 12/31/2017	17.68172	20.59868	631
01/01/2018 to 12/31/2018	20.59868	16.89713	394
01/01/2019 to 12/31/2019	16.89713	19.78586	867
01/01/2020 to 12/31/2020	19.78586	18.31533	250

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Wellington Management Hedged Equity Portfolio
01/01/2011 to 12/31/2011	9.24013	8.76758	26,079
01/01/2012 to 12/31/2012	8.76758	9.56505	31,664
01/01/2013 to 12/31/2013	9.56505	11.32796	28,295
01/01/2014 to 12/31/2014	11.32796	11.74589	47,719
01/01/2015 to 12/31/2015	11.74589	11.47075	63,071
01/01/2016 to 12/31/2016	11.47075	12.00946	54,871
01/01/2017 to 12/31/2017	12.00946	13.40788	54,331
01/01/2018 to 12/31/2018	13.40788	12.51758	28,112
01/01/2019 to 12/31/2019	12.51758	14.83098	35,888
01/01/2020 to 12/31/2020	14.83098	15.54645	33,014
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.80459	11.25875	5,671
01/01/2012 to 12/31/2012	11.25875	11.93381	7,388
01/01/2013 to 12/31/2013	11.93381	11.55346	4,421
01/01/2014 to 12/31/2014	11.55346	12.17197	6,410
01/01/2015 to 12/31/2015	12.17197	12.11056	8,480
01/01/2016 to 12/31/2016	12.11056	12.51563	6,826
01/01/2017 to 12/31/2017	12.51563	13.07684	7,729
01/01/2018 to 12/31/2018	13.07684	12.55976	5,228
01/01/2019 to 12/31/2019	12.55976	13.86208	12,244
01/01/2020 to 12/31/2020	13.86208	14.72844	10,062
*Denotes the start date of these sub-accounts

PREMIER B SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Spousal Lifetime Five Income Benefit Only (1.90%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.56057	10.08836	1,384,234
01/01/2012 to 12/31/2012	10.08836	11.14410	1,249,343
01/01/2013 to 12/31/2013	11.14410	12.02719	1,037,203
01/01/2014 to 12/31/2014	12.02719	12.25357	1,036,626
01/01/2015 to 12/31/2015	12.25357	11.63795	951,267
01/01/2016 to 12/31/2016	11.63795	12.14510	874,829
01/01/2017 to 12/31/2017	12.14510	13.41929	811,210
01/01/2018 to 12/31/2018	13.41929	12.09634	697,465
01/01/2019 to 12/31/2019	12.09634	13.77664	660,713
01/01/2020 to 12/31/2020	13.77664	14.09005	621,418
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.88553	10.69481	440,297
01/01/2012 to 12/31/2012	10.69481	11.92762	455,812
01/01/2013 to 12/31/2013	11.92762	13.64323	355,779
01/01/2014 to 12/31/2014	13.64323	14.20668	390,450
01/01/2015 to 12/31/2015	14.20668	14.05364	341,697
01/01/2016 to 12/31/2016	14.05364	14.77218	301,720
01/01/2017 to 12/31/2017	14.77218	16.95135	299,749
01/01/2018 to 12/31/2018	16.95135	15.65435	260,021
01/01/2019 to 12/31/2019	15.65435	18.72062	210,891
01/01/2020 to 12/31/2020	18.72062	20.33366	184,136
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	9.75608	9.40046	54,420
01/01/2012 to 12/31/2012	9.40046	10.17351	57,843
01/01/2013 to 12/31/2013	10.17351	11.22577	25,721
01/01/2014 to 12/31/2014	11.22577	11.58269	43,913
01/01/2015 to 12/31/2015	11.58269	11.34785	33,848
01/01/2016 to 12/31/2016	11.34785	11.67290	22,886
01/01/2017 to 12/31/2017	11.67290	13.31543	32,168
01/01/2018 to 12/31/2018	13.31543	12.03324	17,716
01/01/2019 to 12/31/2019	12.03324	13.94013	31,152
01/01/2020 to 12/31/2020	13.94013	15.60887	25,980
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.86424	10.53238	651,831
01/01/2012 to 12/31/2012	10.53238	11.62514	606,123
01/01/2013 to 12/31/2013	11.62514	13.42168	540,329
01/01/2014 to 12/31/2014	13.42168	14.03040	479,010
01/01/2015 to 12/31/2015	14.03040	13.83427	434,897
01/01/2016 to 12/31/2016	13.83427	14.43195	374,599
01/01/2017 to 12/31/2017	14.43195	16.27468	352,383
01/01/2018 to 12/31/2018	16.27468	15.18157	301,396
01/01/2019 to 12/31/2019	15.18157	17.79136	309,121
01/01/2020 to 12/31/2020	17.79136	19.51430	283,469

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99793	9.15301	76,140
01/01/2012 to 12/31/2012	9.15301	10.05053	77,501
01/01/2013 to 12/31/2013	10.05053	10.93367	74,622
01/01/2014 to 12/31/2014	10.93367	11.25504	62,910
01/01/2015 to 12/31/2015	11.25504	10.71373	66,588
01/01/2016 to 12/31/2016	10.71373	11.24629	57,974
01/01/2017 to 12/31/2017	11.24629	12.42906	52,153
01/01/2018 to 12/31/2018	12.42906	11.55230	20,156
01/01/2019 to 12/31/2019	11.55230	13.33454	15,115
01/01/2020 to 12/31/2020	13.33454	13.70583	12,084
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	11.72999	11.77036	19,340
01/01/2012 to 12/31/2012	11.77036	12.09290	19,762
01/01/2013 to 12/31/2013	12.09290	11.60948	422
01/01/2014 to 12/31/2014	11.60948	11.38187	693
01/01/2015 to 12/31/2015	11.38187	11.22372	429
01/01/2016 to 12/31/2016	11.22372	11.19506	262
01/01/2017 to 12/31/2017	11.19506	11.17391	614
01/01/2018 to 12/31/2018	11.17391	11.04621	381
01/01/2019 to 12/31/2019	11.04621	11.34131	7,603
01/01/2020 to 12/31/2020	11.34131	11.41510	14,464
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	12.67844	12.83777	21,424
01/01/2012 to 12/31/2012	12.83777	13.77245	21,874
01/01/2013 to 12/31/2013	13.77245	13.26724	3,916
01/01/2014 to 12/31/2014	13.26724	13.57074	9,526
01/01/2015 to 12/31/2015	13.57074	13.03698	7,627
01/01/2016 to 12/31/2016	13.03698	13.33538	3,611
01/01/2017 to 12/31/2017	13.33538	13.65822	6,765
01/01/2018 to 12/31/2018	13.65822	13.31366	2,703
01/01/2019 to 12/31/2019	13.31366	14.27081	8,958
01/01/2020 to 12/31/2020	14.27081	15.03616	4,352
AST Bond Portfolio 2021
01/01/2011 to 12/31/2011	11.00110	12.98795	542,945
01/01/2012 to 12/31/2012	12.98795	13.61130	65,573
01/01/2013 to 12/31/2013	13.61130	12.42241	0
01/01/2014 to 12/31/2014	12.42241	13.12714	0
01/01/2015 to 12/31/2015	13.12714	13.11205	0
01/01/2016 to 12/31/2016	13.11205	13.12974	0
01/01/2017 to 12/31/2017	13.12974	13.08914	0
01/01/2018 to 12/31/2018	13.08914	12.85232	0
01/01/2019 to 12/31/2019	12.85232	13.25187	0
01/01/2020 to 12/31/2020	13.25187	13.41474	2,629
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	9.99845	12.01256	796,652
01/01/2012 to 12/31/2012	12.01256	12.47759	808,569
01/01/2013 to 12/31/2013	12.47759	11.05160	53,913
01/01/2014 to 12/31/2014	11.05160	11.97007	50,596
01/01/2015 to 12/31/2015	11.97007	11.99313	40,900
01/01/2016 to 12/31/2016	11.99313	11.98501	41,060
01/01/2017 to 12/31/2017	11.98501	11.94661	40,085
01/01/2018 to 12/31/2018	11.94661	11.70535	80,261
01/01/2019 to 12/31/2019	11.70535	12.16380	44,851
01/01/2020 to 12/31/2020	12.16380	12.53469	42,428

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	9.99794	10.39215	645,445
01/01/2013 to 12/31/2013	10.39215	9.15827	1,789,579
01/01/2014 to 12/31/2014	9.15827	10.12164	731,314
01/01/2015 to 12/31/2015	10.12164	10.20188	150,166
01/01/2016 to 12/31/2016	10.20188	10.20324	149,501
01/01/2017 to 12/31/2017	10.20324	10.18326	137,103
01/01/2018 to 12/31/2018	10.18326	9.96599	215,444
01/01/2019 to 12/31/2019	9.96599	10.41672	150,072
01/01/2020 to 12/31/2020	10.41672	10.91482	78,519
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	9.99897	8.74369	1,232,761
01/01/2014 to 12/31/2014	8.74369	9.83272	732,327
01/01/2015 to 12/31/2015	9.83272	9.92342	170,526
01/01/2016 to 12/31/2016	9.92342	9.92442	110,406
01/01/2017 to 12/31/2017	9.92442	9.90371	99,674
01/01/2018 to 12/31/2018	9.90371	9.65558	96,958
01/01/2019 to 12/31/2019	9.65558	10.22939	0
01/01/2020 to 12/31/2020	10.22939	10.90753	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	9.99897	11.29546	491,888
01/01/2015 to 12/31/2015	11.29546	11.30633	1,676,610
01/01/2016 to 12/31/2016	11.30633	11.37029	0
01/01/2017 to 12/31/2017	11.37029	11.36299	0
01/01/2018 to 12/31/2018	11.36299	11.06799	0
01/01/2019 to 12/31/2019	11.06799	11.80845	0
01/01/2020 to 12/31/2020	11.80845	12.90330	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	9.99897	9.93127	272,221
01/01/2016 to 12/31/2016	9.93127	9.94890	875,150
01/01/2017 to 12/31/2017	9.94890	10.00015	592,756
01/01/2018 to 12/31/2018	10.00015	9.71067	681,251
01/01/2019 to 12/31/2019	9.71067	10.48532	272,169
01/01/2020 to 12/31/2020	10.48532	11.38850	21,570
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	9.99794	9.87288	1,679,588
01/01/2017 to 12/31/2017	9.87288	9.94940	1,156,808
01/01/2018 to 12/31/2018	9.94940	9.63994	1,016,260
01/01/2019 to 12/31/2019	9.63994	10.47114	426,770
01/01/2020 to 12/31/2020	10.47114	11.49560	30,943
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	9.99794	10.03006	1,551
01/01/2018 to 12/31/2018	10.03006	9.63958	137,784
01/01/2019 to 12/31/2019	9.63958	10.55616	43,690
01/01/2020 to 12/31/2020	10.55616	11.88028	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	9.99794	9.65559	0
01/01/2019 to 12/31/2019	9.65559	10.64082	172,416
01/01/2020 to 12/31/2020	10.64082	12.14358	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	9.99897	11.22675	106,417
01/01/2020 to 12/31/2020	11.22675	12.61629	424,515
AST Bond Portfolio 2031
01/02/2020* to 12/31/2020	9.99897	11.10906	494,192

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.50081	10.05525	1,946,932
01/01/2012 to 12/31/2012	10.05525	11.22171	1,857,703
01/01/2013 to 12/31/2013	11.22171	13.51022	1,643,119
01/01/2014 to 12/31/2014	13.51022	14.18572	1,688,117
01/01/2015 to 12/31/2015	14.18572	13.99547	1,460,016
01/01/2016 to 12/31/2016	13.99547	14.67400	1,299,460
01/01/2017 to 12/31/2017	14.67400	16.97750	1,191,137
01/01/2018 to 12/31/2018	16.97750	15.62338	1,050,533
01/01/2019 to 12/31/2019	15.62338	18.74300	998,545
01/01/2020 to 12/31/2020	18.74300	20.86186	888,979
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99845	11.64134	0
01/01/2014 to 12/31/2014	11.64134	12.97911	0
01/01/2015 to 12/31/2015	12.97911	12.28214	0
01/01/2016 to 12/31/2016	12.28214	13.84884	0
01/01/2017 to 12/31/2017	13.84884	16.09251	0
01/01/2018 to 12/31/2018	16.09251	15.03830	17
01/01/2019 to 12/31/2019	15.03830	19.33739	16
01/01/2020 to 12/31/2020	19.33739	19.87383	0
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	9.55158	8.90131	1,108
01/01/2012 to 12/31/2012	8.90131	11.07650	1,022
01/01/2013 to 12/31/2013	11.07650	11.34251	273
01/01/2014 to 12/31/2014	11.34251	12.68089	594
01/01/2015 to 12/31/2015	12.68089	12.43322	298
01/01/2016 to 12/31/2016	12.43322	12.31114	192
01/01/2017 to 12/31/2017	12.31114	13.39748	368
01/01/2018 to 12/31/2018	13.39748	12.52708	198
01/01/2019 to 12/31/2019	12.52708	15.38238	474
01/01/2020 to 12/31/2020	15.38238	14.65085	326
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	13.17714	13.78398	3,870
01/01/2012 to 12/31/2012	13.78398	15.60270	5,097
01/01/2013 to 12/31/2013	15.60270	15.79154	984
01/01/2014 to 12/31/2014	15.79154	20.28799	1,745
01/01/2015 to 12/31/2015	20.28799	20.87413	894
01/01/2016 to 12/31/2016	20.87413	21.47226	343
01/01/2017 to 12/31/2017	21.47226	22.38901	657
01/01/2018 to 12/31/2018	22.38901	20.92457	355
01/01/2019 to 12/31/2019	20.92457	26.94462	1,238
01/01/2020 to 12/31/2020	26.94462	25.69202	1,028
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	10.91854	8.54304	3,318
01/01/2012 to 12/31/2012	8.54304	9.88663	4,708
01/01/2013 to 12/31/2013	9.88663	9.72394	710
01/01/2014 to 12/31/2014	9.72394	9.09576	1,663
01/01/2015 to 12/31/2015	9.09576	7.43308	812
01/01/2016 to 12/31/2016	7.43308	8.19659	422
01/01/2017 to 12/31/2017	8.19659	10.16599	2,691
01/01/2018 to 12/31/2018	10.16599	8.57414	1,213
01/01/2019 to 12/31/2019	8.57414	9.53746	3,215
01/01/2020 to 12/31/2020	9.53746	9.73959	2,329

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	9.86717	9.53771	337,060
01/01/2012 to 12/31/2012	9.53771	10.35497	285,270
01/01/2013 to 12/31/2013	10.35497	11.66190	234,210
01/01/2014 to 12/31/2014	11.66190	11.80502	220,377
01/01/2015 to 12/31/2015	11.80502	11.69967	189,704
01/01/2016 to 12/31/2016	11.69967	11.97033	168,991
01/01/2017 to 12/31/2017	11.97033	13.68273	169,145
01/01/2018 to 12/31/2018	13.68273	12.38625	147,771
01/01/2019 to 12/31/2019	12.38625	14.58635	152,006
01/01/2020 to 12/31/2020	14.58635	15.56812	133,087
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99949	10.06465	88
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.08437	9.84640	80,266
01/01/2012 to 12/31/2012	9.84640	10.64133	95,403
01/01/2013 to 12/31/2013	10.64133	11.46849	23,556
01/01/2014 to 12/31/2014	11.46849	11.70945	31,759
01/01/2015 to 12/31/2015	11.70945	11.38653	25,995
01/01/2016 to 12/31/2016	11.38653	11.76203	18,344
01/01/2017 to 12/31/2017	11.76203	12.96113	21,658
01/01/2018 to 12/31/2018	12.96113	11.82057	19,152
01/01/2019 to 12/31/2019	11.82057	13.45873	28,045
01/01/2020 to 12/31/2020	13.45873	14.39202	27,656
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.81873	11.74963	5,080
01/01/2012 to 12/31/2012	11.74963	13.33932	5,571
01/01/2013 to 12/31/2013	13.33932	18.17136	2,491
01/01/2014 to 12/31/2014	18.17136	19.11607	3,937
01/01/2015 to 12/31/2015	19.11607	17.72888	2,086
01/01/2016 to 12/31/2016	17.72888	21.62906	1,210
01/01/2017 to 12/31/2017	21.62906	23.81391	2,847
01/01/2018 to 12/31/2018	23.81391	20.08078	1,529
01/01/2019 to 12/31/2019	20.08078	24.16718	4,297
01/01/2020 to 12/31/2020	24.16718	24.29443	1,891
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	10.19444	10.00685	16,458
01/01/2012 to 12/31/2012	10.00685	9.82027	13,241
01/01/2013 to 12/31/2013	9.82027	9.63721	991
01/01/2014 to 12/31/2014	9.63721	9.45754	2,055
01/01/2015 to 12/31/2015	9.45754	9.28120	937
01/01/2016 to 12/31/2016	9.28120	9.10865	1,378
01/01/2017 to 12/31/2017	9.10865	8.96960	644
01/01/2018 to 12/31/2018	8.96960	8.91584	105
01/01/2019 to 12/31/2019	8.91584	8.89745	7,010
01/01/2020 to 12/31/2020	8.89745	8.75113	21,754

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2011 to 12/31/2011	11.60106	11.74628	21,046
01/01/2012 to 12/31/2012	11.74628	13.12633	24,311
01/01/2013 to 12/31/2013	13.12633	13.80651	11,540
01/01/2014 to 12/31/2014	13.80651	13.89564	19,104
01/01/2015 to 12/31/2015	13.89564	13.15056	9,268
01/01/2016 to 12/31/2016	13.15056	14.89286	5,693
01/01/2017 to 12/31/2017	14.89286	15.70790	13,068
01/01/2018 to 12/31/2018	15.70790	15.10730	694
01/01/2019 to 12/31/2019	15.10730	17.09383	1,876
01/01/2020 to 12/31/2020	17.09383	17.21716	617
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	8.71427	8.19415	8,564
01/01/2012 to 12/31/2012	8.19415	9.39903	8,999
01/01/2013 to 12/31/2013	9.39903	12.90063	4,242
01/01/2014 to 12/31/2014	12.90063	14.40039	6,575
01/01/2015 to 12/31/2015	14.40039	13.02449	2,817
01/01/2016 to 12/31/2016	13.02449	15.32414	2,839
01/01/2017 to 12/31/2017	15.32414	17.92553	4,436
01/01/2018 to 12/31/2018	17.92553	15.10006	2,085
01/01/2019 to 12/31/2019	15.10006	19.19342	4,880
01/01/2020 to 12/31/2020	19.19342	18.88653	2,348
AST International Growth Portfolio
01/01/2011 to 12/31/2011	9.01442	7.70310	8,637
01/01/2012 to 12/31/2012	7.70310	9.09880	8,392
01/01/2013 to 12/31/2013	9.09880	10.63067	2,961
01/01/2014 to 12/31/2014	10.63067	9.85596	5,345
01/01/2015 to 12/31/2015	9.85596	9.97669	2,936
01/01/2016 to 12/31/2016	9.97669	9.42122	1,504
01/01/2017 to 12/31/2017	9.42122	12.52154	2,672
01/01/2018 to 12/31/2018	12.52154	10.64881	1,474
01/01/2019 to 12/31/2019	10.64881	13.80595	3,991
01/01/2020 to 12/31/2020	13.80595	17.79215	4,159
AST International Value Portfolio
01/01/2011 to 12/31/2011	9.62539	8.26071	16,303
01/01/2012 to 12/31/2012	8.26071	9.45839	15,360
01/01/2013 to 12/31/2013	9.45839	11.08897	5,818
01/01/2014 to 12/31/2014	11.08897	10.15269	11,324
01/01/2015 to 12/31/2015	10.15269	10.04476	6,691
01/01/2016 to 12/31/2016	10.04476	9.91511	2,792
01/01/2017 to 12/31/2017	9.91511	11.95053	6,134
01/01/2018 to 12/31/2018	11.95053	9.83419	3,175
01/01/2019 to 12/31/2019	9.83419	11.58311	8,570
01/01/2020 to 12/31/2020	11.58311	11.29827	4,198
AST Investment Grade Bond Portfolio
01/01/2011 to 12/31/2011	12.72222	14.03915	16,098
01/01/2012 to 12/31/2012	14.03915	15.07214	13,637
01/01/2013 to 12/31/2013	15.07214	14.32043	13,734
01/01/2014 to 12/31/2014	14.32043	14.99915	14,274
01/01/2015 to 12/31/2015	14.99915	14.89212	17,818
01/01/2016 to 12/31/2016	14.89212	15.22952	16,681
01/01/2017 to 12/31/2017	15.22952	15.59076	14,678
01/01/2018 to 12/31/2018	15.59076	15.25764	12,559
01/01/2019 to 12/31/2019	15.25764	16.65472	10,620
01/01/2020 to 12/31/2020	16.65472	19.03563	3,036

.

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	9.89847	9.65878	61,451
01/01/2012 to 12/31/2012	9.65878	10.76599	59,132
01/01/2013 to 12/31/2013	10.76599	12.28543	20,383
01/01/2014 to 12/31/2014	12.28543	12.82372	53,243
01/01/2015 to 12/31/2015	12.82372	12.45281	35,578
01/01/2016 to 12/31/2016	12.45281	12.85872	21,033
01/01/2017 to 12/31/2017	12.85872	14.75940	29,887
01/01/2018 to 12/31/2018	14.75940	13.41510	14,039
01/01/2019 to 12/31/2019	13.41510	15.72294	15,862
01/01/2020 to 12/31/2020	15.72294	17.46033	14,177
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	11.10084	9.89724	7,745
01/01/2012 to 12/31/2012	9.89724	11.84030	9,100
01/01/2013 to 12/31/2013	11.84030	13.40435	2,317
01/01/2014 to 12/31/2014	13.40435	12.31706	5,084
01/01/2015 to 12/31/2015	12.31706	11.74957	3,230
01/01/2016 to 12/31/2016	11.74957	11.75379	1,660
01/01/2017 to 12/31/2017	11.75379	14.95336	3,493
01/01/2018 to 12/31/2018	14.95336	12.10962	2,007
01/01/2019 to 12/31/2019	12.10962	15.11903	4,539
01/01/2020 to 12/31/2020	15.11903	16.77775	1,790
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	11.79468	11.60212	252,094
01/01/2012 to 12/31/2012	11.60212	12.60601	248,049
01/01/2013 to 12/31/2013	12.60601	13.73586	186,683
01/01/2014 to 12/31/2014	13.73586	14.21417	215,741
01/01/2015 to 12/31/2015	14.21417	13.92364	206,424
01/01/2016 to 12/31/2016	13.92364	14.18908	182,015
01/01/2017 to 12/31/2017	14.18908	15.61599	199,017
01/01/2018 to 12/31/2018	15.61599	14.53777	177,020
01/01/2019 to 12/31/2019	14.53777	16.35100	186,137
01/01/2020 to 12/31/2020	16.35100	17.86777	164,892
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.23842	11.10228	0
01/01/2012 to 12/31/2012	11.10228	12.54958	0
01/01/2013 to 12/31/2013	12.54958	16.81014	0
01/01/2014 to 12/31/2014	16.81014	18.06453	0
01/01/2015 to 12/31/2015	18.06453	19.61300	0
01/01/2016 to 12/31/2016	19.61300	18.96618	0
01/01/2017 to 12/31/2017	18.96618	25.28266	0
01/01/2018 to 12/31/2018	25.28266	24.40884	0
01/01/2019 to 12/31/2019	24.40884	31.76328	0
01/01/2020 to 12/31/2020	31.76328	48.01595	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.68915	10.39424	22,708
01/01/2012 to 12/31/2012	10.39424	11.45130	28,171
01/01/2013 to 12/31/2013	11.45130	15.35214	12,432
01/01/2014 to 12/31/2014	15.35214	16.66134	23,526
01/01/2015 to 12/31/2015	16.66134	17.99738	11,711
01/01/2016 to 12/31/2016	17.99738	18.64743	5,876
01/01/2017 to 12/31/2017	18.64743	24.33805	14,353
01/01/2018 to 12/31/2018	24.33805	23.23975	1,053
01/01/2019 to 12/31/2019	23.23975	30.02027	1,857
01/01/2020 to 12/31/2020	30.02027	38.76790	671

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	12.58852	11.96714	4,538
01/01/2012 to 12/31/2012	11.96714	14.45384	3,848
01/01/2013 to 12/31/2013	14.45384	18.10409	1,453
01/01/2014 to 12/31/2014	18.10409	18.41149	2,315
01/01/2015 to 12/31/2015	18.41149	17.80334	1,107
01/01/2016 to 12/31/2016	17.80334	18.71472	608
01/01/2017 to 12/31/2017	18.71472	22.74531	1,419
01/01/2018 to 12/31/2018	22.74531	20.18675	765
01/01/2019 to 12/31/2019	20.18675	25.74504	1,297
01/01/2020 to 12/31/2020	25.74504	28.84739	357
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99846	10.30845	33,604
01/01/2013 to 12/31/2013	10.30845	12.02970	16,474
01/01/2014 to 12/31/2014	12.02970	12.41205	27,101
01/01/2015 to 12/31/2015	12.41205	12.02933	13,974
01/01/2016 to 12/31/2016	12.02933	12.31563	7,414
01/01/2017 to 12/31/2017	12.31563	14.07992	17,747
01/01/2018 to 12/31/2018	14.07992	12.67260	2,062
01/01/2019 to 12/31/2019	12.67260	15.26713	6,609
01/01/2020 to 12/31/2020	15.26713	16.46174	80
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	11.01704	10.74757	5,292
01/01/2012 to 12/31/2012	10.74757	12.34872	6,391
01/01/2013 to 12/31/2013	12.34872	16.56683	2,626
01/01/2014 to 12/31/2014	16.56683	17.67384	4,935
01/01/2015 to 12/31/2015	17.67384	18.59801	2,795
01/01/2016 to 12/31/2016	18.59801	18.60078	1,121
01/01/2017 to 12/31/2017	18.60078	23.86058	2,669
01/01/2018 to 12/31/2018	23.86058	23.91659	1,243
01/01/2019 to 12/31/2019	23.91659	32.33773	2,435
01/01/2020 to 12/31/2020	32.33773	41.40673	918
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99846	10.18849	0
01/01/2013 to 12/31/2013	10.18849	13.44856	0
01/01/2014 to 12/31/2014	13.44856	14.54628	0
01/01/2015 to 12/31/2015	14.54628	14.17185	0
01/01/2016 to 12/31/2016	14.17185	15.77817	0
01/01/2017 to 12/31/2017	15.77817	18.16979	0
01/01/2018 to 12/31/2018	18.16979	16.01928	0
01/01/2019 to 12/31/2019	16.01928	20.33403	0
01/01/2020 to 12/31/2020	20.33403	20.73197	0
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	13.58365	12.93390	7,709
01/01/2012 to 12/31/2012	12.93390	15.18202	10,353
01/01/2013 to 12/31/2013	15.18202	19.69518	4,195
01/01/2014 to 12/31/2014	19.69518	21.55589	7,853
01/01/2015 to 12/31/2015	21.55589	19.95117	13,351
01/01/2016 to 12/31/2016	19.95117	19.90208	6,918
01/01/2017 to 12/31/2017	19.90208	24.82335	16,328
01/01/2018 to 12/31/2018	24.82335	23.29855	2,276
01/01/2019 to 12/31/2019	23.29855	29.75888	5,013
01/01/2020 to 12/31/2020	29.75888	39.37843	737

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.32466	10.83771	11,103
01/01/2012 to 12/31/2012	10.83771	12.45694	12,217
01/01/2013 to 12/31/2013	12.45694	17.36010	5,910
01/01/2014 to 12/31/2014	17.36010	19.46415	9,441
01/01/2015 to 12/31/2015	19.46415	18.02443	4,127
01/01/2016 to 12/31/2016	18.02443	20.91363	3,126
01/01/2017 to 12/31/2017	20.91363	23.35481	6,786
01/01/2018 to 12/31/2018	23.35481	19.14848	1,046
01/01/2019 to 12/31/2019	19.14848	22.74048	3,040
01/01/2020 to 12/31/2020	22.74048	21.91808	365
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.45661	11.35524	569,993
01/01/2012 to 12/31/2012	11.35524	12.29917	539,869
01/01/2013 to 12/31/2013	12.29917	13.18173	476,198
01/01/2014 to 12/31/2014	13.18173	13.68306	453,085
01/01/2015 to 12/31/2015	13.68306	13.44709	435,268
01/01/2016 to 12/31/2016	13.44709	13.92613	397,193
01/01/2017 to 12/31/2017	13.92613	15.05168	349,226
01/01/2018 to 12/31/2018	15.05168	14.34996	273,192
01/01/2019 to 12/31/2019	14.34996	16.15806	284,910
01/01/2020 to 12/31/2020	16.15806	17.29675	237,538
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01837	10.06686	0
01/01/2012 to 12/31/2012	10.06686	10.58122	0
01/01/2013 to 12/31/2013	10.58122	10.14377	0
01/01/2014 to 12/31/2014	10.14377	10.55797	0
01/01/2015 to 12/31/2015	10.55797	10.33332	0
01/01/2016 to 12/31/2016	10.33332	10.56789	0
01/01/2017 to 12/31/2017	10.56789	10.95948	0
01/01/2018 to 12/31/2018	10.95948	10.66654	0
01/01/2019 to 12/31/2019	10.66654	11.48867	0
01/01/2020 to 12/31/2020	11.48867	11.95652	0
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	9.61112	8.84603	472,345
01/01/2012 to 12/31/2012	8.84603	9.80252	433,588
01/01/2013 to 12/31/2013	9.80252	11.25762	368,837
01/01/2014 to 12/31/2014	11.25762	12.06381	401,923
01/01/2015 to 12/31/2015	12.06381	11.76630	352,513
01/01/2016 to 12/31/2016	11.76630	12.71301	295,548
01/01/2017 to 12/31/2017	12.71301	14.48482	324,770
01/01/2018 to 12/31/2018	14.48482	13.13365	268,294
01/01/2019 to 12/31/2019	13.13365	15.36067	263,007
01/01/2020 to 12/31/2020	15.36067	15.95725	226,300
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	9.32751	9.47038	4,080
01/01/2012 to 12/31/2012	9.47038	11.04111	4,718
01/01/2013 to 12/31/2013	11.04111	14.34896	2,347
01/01/2014 to 12/31/2014	14.34896	16.50528	2,632
01/01/2015 to 12/31/2015	16.50528	16.69627	1,510
01/01/2016 to 12/31/2016	16.69627	18.81825	827
01/01/2017 to 12/31/2017	18.81825	22.57768	2,013
01/01/2018 to 12/31/2018	22.57768	20.33391	1,188
01/01/2019 to 12/31/2019	20.33391	24.83690	2,504
01/01/2020 to 12/31/2020	24.83690	23.10945	1,721

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99845	8.88686	0
01/01/2012 to 12/31/2012	8.88686	9.86852	0
01/01/2013 to 12/31/2013	9.86852	11.85371	0
01/01/2014 to 12/31/2014	11.85371	12.38895	0
01/01/2015 to 12/31/2015	12.38895	12.17621	0
01/01/2016 to 12/31/2016	12.17621	12.70508	0
01/01/2017 to 12/31/2017	12.70508	14.73693	0
01/01/2018 to 12/31/2018	14.73693	13.51664	387
01/01/2019 to 12/31/2019	13.51664	16.07729	348
01/01/2020 to 12/31/2020	16.07729	17.60384	312
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	12.28759	10.47763	13,701
01/01/2012 to 12/31/2012	10.47763	12.34599	16,108
01/01/2013 to 12/31/2013	12.34599	17.06049	8,268
01/01/2014 to 12/31/2014	17.06049	17.56956	13,198
01/01/2015 to 12/31/2015	17.56956	17.47213	5,898
01/01/2016 to 12/31/2016	17.47213	18.46719	3,439
01/01/2017 to 12/31/2017	18.46719	23.14222	7,346
01/01/2018 to 12/31/2018	23.14222	20.24575	1,701
01/01/2019 to 12/31/2019	20.24575	27.11669	5,365
01/01/2020 to 12/31/2020	27.11669	35.97474	1,423
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.67952	11.34980	5,908
01/01/2012 to 12/31/2012	11.34980	12.49402	5,867
01/01/2013 to 12/31/2013	12.49402	16.57375	2,578
01/01/2014 to 12/31/2014	16.57375	16.88587	4,657
01/01/2015 to 12/31/2015	16.88587	16.70121	2,450
01/01/2016 to 12/31/2016	16.70121	18.36981	825
01/01/2017 to 12/31/2017	18.36981	22.33966	1,841
01/01/2018 to 12/31/2018	22.33966	20.07846	977
01/01/2019 to 12/31/2019	20.07846	25.63894	2,798
01/01/2020 to 12/31/2020	25.63894	37.33663	124
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	12.32368	11.37136	21,942
01/01/2012 to 12/31/2012	11.37136	13.18554	26,348
01/01/2013 to 12/31/2013	13.18554	17.77929	12,595
01/01/2014 to 12/31/2014	17.77929	18.36690	20,189
01/01/2015 to 12/31/2015	18.36690	17.24749	10,014
01/01/2016 to 12/31/2016	17.24749	21.86978	5,969
01/01/2017 to 12/31/2017	21.86978	23.04000	13,937
01/01/2018 to 12/31/2018	23.04000	18.74751	577
01/01/2019 to 12/31/2019	18.74751	22.44173	1,374
01/01/2020 to 12/31/2020	22.44173	22.21313	567
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.53594	11.54580	276,802
01/01/2012 to 12/31/2012	11.54580	12.85936	244,233
01/01/2013 to 12/31/2013	12.85936	14.74391	195,852
01/01/2014 to 12/31/2014	14.74391	15.31972	213,500
01/01/2015 to 12/31/2015	15.31972	15.04035	213,046
01/01/2016 to 12/31/2016	15.04035	15.87403	165,479
01/01/2017 to 12/31/2017	15.87403	17.97910	183,574
01/01/2018 to 12/31/2018	17.97910	16.70219	135,060
01/01/2019 to 12/31/2019	16.70219	19.80734	150,137
01/01/2020 to 12/31/2020	19.80734	21.87442	132,067

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.07477	10.68434	12,712
01/01/2012 to 12/31/2012	10.68434	12.32839	10,860
01/01/2013 to 12/31/2013	12.32839	17.42511	5,552
01/01/2014 to 12/31/2014	17.42511	18.52728	8,365
01/01/2015 to 12/31/2015	18.52728	19.92422	3,628
01/01/2016 to 12/31/2016	19.92422	20.08118	3,185
01/01/2017 to 12/31/2017	20.08118	27.17420	7,711
01/01/2018 to 12/31/2018	27.17420	27.69577	3,831
01/01/2019 to 12/31/2019	27.69577	34.85218	5,568
01/01/2020 to 12/31/2020	34.85218	47.81737	800
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	9.99424	9.75979	5,672
01/01/2012 to 12/31/2012	9.75979	10.86104	5,536
01/01/2013 to 12/31/2013	10.86104	14.34953	1,701
01/01/2014 to 12/31/2014	14.34953	14.30135	3,467
01/01/2015 to 12/31/2015	14.30135	13.18364	2,248
01/01/2016 to 12/31/2016	13.18364	13.73125	1,091
01/01/2017 to 12/31/2017	13.73125	15.70645	2,666
01/01/2018 to 12/31/2018	15.70645	13.91544	927
01/01/2019 to 12/31/2019	13.91544	17.20242	11,089
01/01/2020 to 12/31/2020	17.20242	17.23442	3,142
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	15.61837	13.04089	42,405
01/01/2012 to 12/31/2012	13.04089	13.26007	51,693
01/01/2013 to 12/31/2013	13.26007	15.01427	20,011
01/01/2014 to 12/31/2014	15.01427	13.50228	37,408
01/01/2015 to 12/31/2015	13.50228	10.69926	20,927
01/01/2016 to 12/31/2016	10.69926	13.08484	8,916
01/01/2017 to 12/31/2017	13.08484	14.16499	18,963
01/01/2018 to 12/31/2018	14.16499	11.58459	5,363
01/01/2019 to 12/31/2019	11.58459	13.28610	20,095
01/01/2020 to 12/31/2020	13.28610	12.74864	14,248
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.72633	11.11083	11,234
01/01/2012 to 12/31/2012	11.11083	12.91074	14,257
01/01/2013 to 12/31/2013	12.91074	16.77719	6,841
01/01/2014 to 12/31/2014	16.77719	18.92898	10,966
01/01/2015 to 12/31/2015	18.92898	17.34838	5,761
01/01/2016 to 12/31/2016	17.34838	19.40829	3,025
01/01/2017 to 12/31/2017	19.40829	22.57689	7,486
01/01/2018 to 12/31/2018	22.57689	18.49243	718
01/01/2019 to 12/31/2019	18.49243	21.62198	1,646
01/01/2020 to 12/31/2020	21.62198	19.98551	1,518
AST Wellington Management Hedged Equity Portfolio
01/01/2011 to 12/31/2011	9.79034	9.27604	79,563
01/01/2012 to 12/31/2012	9.27604	10.10482	87,625
01/01/2013 to 12/31/2013	10.10482	11.94966	45,418
01/01/2014 to 12/31/2014	11.94966	12.37239	94,329
01/01/2015 to 12/31/2015	12.37239	12.06497	50,177
01/01/2016 to 12/31/2016	12.06497	12.61305	24,030
01/01/2017 to 12/31/2017	12.61305	14.06117	36,586
01/01/2018 to 12/31/2018	14.06117	13.10799	17,620
01/01/2019 to 12/31/2019	13.10799	15.50758	40,408
01/01/2020 to 12/31/2020	15.50758	16.23178	32,052

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.75520	11.19085	1,955
01/01/2012 to 12/31/2012	11.19085	11.84431	2,190
01/01/2013 to 12/31/2013	11.84431	11.44990	896
01/01/2014 to 12/31/2014	11.44990	12.04510	1,650
01/01/2015 to 12/31/2015	12.04510	11.96664	1,111
01/01/2016 to 12/31/2016	11.96664	12.34881	509
01/01/2017 to 12/31/2017	12.34881	12.88347	1,163
01/01/2018 to 12/31/2018	12.88347	12.35572	738
01/01/2019 to 12/31/2019	12.35572	13.61688	1,675
01/01/2020 to 12/31/2020	13.61688	14.44647	539
*Denotes the start date of these sub-accounts

PREMIER B SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With Combo 5%/HAV 80 bps (1.95%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	13.43083	12.82397	828,559
01/01/2012 to 12/31/2012	12.82397	14.15903	950,321
01/01/2013 to 12/31/2013	14.15903	15.27338	900,982
01/01/2014 to 12/31/2014	15.27338	15.55329	839,280
01/01/2015 to 12/31/2015	15.55329	14.76472	698,495
01/01/2016 to 12/31/2016	14.76472	15.40048	628,157
01/01/2017 to 12/31/2017	15.40048	17.00789	637,546
01/01/2018 to 12/31/2018	17.00789	15.32376	430,139
01/01/2019 to 12/31/2019	15.32376	17.44387	481,614
01/01/2020 to 12/31/2020	17.44387	17.83200	457,080
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	13.85960	13.61010	468,521
01/01/2012 to 12/31/2012	13.61010	15.17148	548,458
01/01/2013 to 12/31/2013	15.17148	17.34521	559,457
01/01/2014 to 12/31/2014	17.34521	18.05257	509,860
01/01/2015 to 12/31/2015	18.05257	17.84949	469,007
01/01/2016 to 12/31/2016	17.84949	18.75315	451,047
01/01/2017 to 12/31/2017	18.75315	21.50913	421,592
01/01/2018 to 12/31/2018	21.50913	19.85369	346,590
01/01/2019 to 12/31/2019	19.85369	23.73099	364,711
01/01/2020 to 12/31/2020	23.73099	25.76301	330,825
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	13.11882	12.63456	533,989
01/01/2012 to 12/31/2012	12.63456	13.66670	570,648
01/01/2013 to 12/31/2013	13.66670	15.07275	512,829
01/01/2014 to 12/31/2014	15.07275	15.54433	487,552
01/01/2015 to 12/31/2015	15.54433	15.22173	474,953
01/01/2016 to 12/31/2016	15.22173	15.65000	419,263
01/01/2017 to 12/31/2017	15.65000	17.84338	370,260
01/01/2018 to 12/31/2018	17.84338	16.11718	273,348
01/01/2019 to 12/31/2019	16.11718	18.66207	226,713
01/01/2020 to 12/31/2020	18.66207	20.88587	206,912
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	13.27946	12.86748	1,415,567
01/01/2012 to 12/31/2012	12.86748	14.19558	1,512,240
01/01/2013 to 12/31/2013	14.19558	16.38146	1,444,304
01/01/2014 to 12/31/2014	16.38146	17.11604	1,395,425
01/01/2015 to 12/31/2015	17.11604	16.86850	1,317,941
01/01/2016 to 12/31/2016	16.86850	17.58870	1,223,572
01/01/2017 to 12/31/2017	17.58870	19.82485	1,118,178
01/01/2018 to 12/31/2018	19.82485	18.48424	977,755
01/01/2019 to 12/31/2019	18.48424	21.65127	860,109
01/01/2020 to 12/31/2020	21.65127	23.73634	710,224

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99841	9.15050	15,934
01/01/2012 to 12/31/2012	9.15050	10.04289	3,546
01/01/2013 to 12/31/2013	10.04289	10.92007	12,884
01/01/2014 to 12/31/2014	10.92007	11.23543	14,655
01/01/2015 to 12/31/2015	11.23543	10.68976	16,352
01/01/2016 to 12/31/2016	10.68976	11.21558	11,856
01/01/2017 to 12/31/2017	11.21558	12.38909	23,504
01/01/2018 to 12/31/2018	12.38909	11.50928	15,472
01/01/2019 to 12/31/2019	11.50928	13.27845	10,936
01/01/2020 to 12/31/2020	13.27845	13.64151	11,018
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	10.69508	10.72658	75,067
01/01/2012 to 12/31/2012	10.72658	11.01506	76,371
01/01/2013 to 12/31/2013	11.01506	10.56945	53,226
01/01/2014 to 12/31/2014	10.56945	10.35721	114,157
01/01/2015 to 12/31/2015	10.35721	10.20821	95,188
01/01/2016 to 12/31/2016	10.20821	10.17722	43,471
01/01/2017 to 12/31/2017	10.17722	10.15319	43,471
01/01/2018 to 12/31/2018	10.15319	10.03220	36,142
01/01/2019 to 12/31/2019	10.03220	10.29513	50,834
01/01/2020 to 12/31/2020	10.29513	10.35713	40,654
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	11.68833	11.82955	440,024
01/01/2012 to 12/31/2012	11.82955	12.68455	439,526
01/01/2013 to 12/31/2013	12.68455	12.21330	442,225
01/01/2014 to 12/31/2014	12.21330	12.48663	408,802
01/01/2015 to 12/31/2015	12.48663	11.98961	337,074
01/01/2016 to 12/31/2016	11.98961	12.25802	261,790
01/01/2017 to 12/31/2017	12.25802	12.54866	276,392
01/01/2018 to 12/31/2018	12.54866	12.22603	217,557
01/01/2019 to 12/31/2019	12.22603	13.09855	215,323
01/01/2020 to 12/31/2020	13.09855	13.79423	200,517
AST Bond Portfolio 2021
01/01/2011 to 12/31/2011	10.99580	12.97540	0
01/01/2012 to 12/31/2012	12.97540	13.59152	0
01/01/2013 to 12/31/2013	13.59152	12.39824	0
01/01/2014 to 12/31/2014	12.39824	13.09509	0
01/01/2015 to 12/31/2015	13.09509	13.07366	0
01/01/2016 to 12/31/2016	13.07366	13.08490	0
01/01/2017 to 12/31/2017	13.08490	13.03809	0
01/01/2018 to 12/31/2018	13.03809	12.79607	0
01/01/2019 to 12/31/2019	12.79607	13.18729	0
01/01/2020 to 12/31/2020	13.18729	13.34257	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	9.99841	12.00688	0
01/01/2012 to 12/31/2012	12.00688	12.46547	0
01/01/2013 to 12/31/2013	12.46547	11.03543	0
01/01/2014 to 12/31/2014	11.03543	11.94680	0
01/01/2015 to 12/31/2015	11.94680	11.96400	0
01/01/2016 to 12/31/2016	11.96400	11.94996	0
01/01/2017 to 12/31/2017	11.94996	11.90590	0
01/01/2018 to 12/31/2018	11.90590	11.65976	0
01/01/2019 to 12/31/2019	11.65976	12.11049	0
01/01/2020 to 12/31/2020	12.11049	12.47362	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	9.99789	10.38704	0
01/01/2013 to 12/31/2013	10.38704	9.14921	0
01/01/2014 to 12/31/2014	9.14921	10.10668	0
01/01/2015 to 12/31/2015	10.10668	10.18183	0
01/01/2016 to 12/31/2016	10.18183	10.17830	0
01/01/2017 to 12/31/2017	10.17830	10.15347	0
01/01/2018 to 12/31/2018	10.15347	9.93196	0
01/01/2019 to 12/31/2019	9.93196	10.37607	0
01/01/2020 to 12/31/2020	10.37607	10.86688	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	9.99894	8.73945	0
01/01/2014 to 12/31/2014	8.73945	9.82307	0
01/01/2015 to 12/31/2015	9.82307	9.90888	0
01/01/2016 to 12/31/2016	9.90888	9.90508	0
01/01/2017 to 12/31/2017	9.90508	9.87959	0
01/01/2018 to 12/31/2018	9.87959	9.62716	0
01/01/2019 to 12/31/2019	9.62716	10.19435	0
01/01/2020 to 12/31/2020	10.19435	10.86501	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	9.99894	11.28985	0
01/01/2015 to 12/31/2015	11.28985	11.29522	0
01/01/2016 to 12/31/2016	11.29522	11.35339	0
01/01/2017 to 12/31/2017	11.35339	11.34047	0
01/01/2018 to 12/31/2018	11.34047	11.04059	0
01/01/2019 to 12/31/2019	11.04059	11.77347	0
01/01/2020 to 12/31/2020	11.77347	12.85866	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	9.99894	9.92644	0
01/01/2016 to 12/31/2016	9.92644	9.93905	0
01/01/2017 to 12/31/2017	9.93905	9.98543	0
01/01/2018 to 12/31/2018	9.98543	9.69155	0
01/01/2019 to 12/31/2019	9.69155	10.45960	0
01/01/2020 to 12/31/2020	10.45960	11.35508	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	9.99789	9.86806	0
01/01/2017 to 12/31/2017	9.86806	9.93969	0
01/01/2018 to 12/31/2018	9.93969	9.62588	0
01/01/2019 to 12/31/2019	9.62588	10.45079	0
01/01/2020 to 12/31/2020	10.45079	11.46763	0
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	9.99788	10.02505	0
01/01/2018 to 12/31/2018	10.02505	9.63028	0
01/01/2019 to 12/31/2019	9.63028	10.54086	0
01/01/2020 to 12/31/2020	10.54086	11.85723	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	9.99788	9.65069	0
01/01/2019 to 12/31/2019	9.65069	10.63020	0
01/01/2020 to 12/31/2020	10.63020	12.12553	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	9.99894	11.22125	0
01/01/2020 to 12/31/2020	11.22125	12.60391	0
AST Bond Portfolio 2031
01/02/2020* to 12/31/2020	9.99894	11.10361	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	13.70422	13.11625	991,497
01/01/2012 to 12/31/2012	13.11625	14.63036	1,179,396
01/01/2013 to 12/31/2013	14.63036	17.60529	1,214,857
01/01/2014 to 12/31/2014	17.60529	18.47645	1,209,625
01/01/2015 to 12/31/2015	18.47645	18.21974	1,121,733
01/01/2016 to 12/31/2016	18.21974	19.09374	1,041,895
01/01/2017 to 12/31/2017	19.09374	22.08013	983,350
01/01/2018 to 12/31/2018	22.08013	20.30899	781,509
01/01/2019 to 12/31/2019	20.30899	24.35242	737,395
01/01/2020 to 12/31/2020	24.35242	27.09216	652,384
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99841	11.63640	2,132
01/01/2014 to 12/31/2014	11.63640	12.96723	1,869
01/01/2015 to 12/31/2015	12.96723	12.26495	2,921
01/01/2016 to 12/31/2016	12.26495	13.82271	5,551
01/01/2017 to 12/31/2017	13.82271	16.05437	4,415
01/01/2018 to 12/31/2018	16.05437	14.99528	2,390
01/01/2019 to 12/31/2019	14.99528	19.27270	5,403
01/01/2020 to 12/31/2020	19.27270	19.79751	2,880
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	16.44739	15.32029	4,661
01/01/2012 to 12/31/2012	15.32029	19.05468	5,526
01/01/2013 to 12/31/2013	19.05468	19.50272	11,710
01/01/2014 to 12/31/2014	19.50272	21.79318	5,006
01/01/2015 to 12/31/2015	21.79318	21.35711	3,229
01/01/2016 to 12/31/2016	21.35711	21.13691	2,829
01/01/2017 to 12/31/2017	21.13691	22.99078	2,475
01/01/2018 to 12/31/2018	22.99078	21.48667	1,918
01/01/2019 to 12/31/2019	21.48667	26.37120	1,991
01/01/2020 to 12/31/2020	26.37120	25.10465	2,213
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	18.33755	19.17281	8,818
01/01/2012 to 12/31/2012	19.17281	21.69183	9,357
01/01/2013 to 12/31/2013	21.69183	21.94358	16,861
01/01/2014 to 12/31/2014	21.94358	28.17786	18,488
01/01/2015 to 12/31/2015	28.17786	28.97784	12,763
01/01/2016 to 12/31/2016	28.97784	29.79355	10,054
01/01/2017 to 12/31/2017	29.79355	31.05029	9,549
01/01/2018 to 12/31/2018	31.05029	29.00508	2,159
01/01/2019 to 12/31/2019	29.00508	37.33168	3,469
01/01/2020 to 12/31/2020	37.33168	35.57857	2,739
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	17.76396	13.89229	40,979
01/01/2012 to 12/31/2012	13.89229	16.06935	47,812
01/01/2013 to 12/31/2013	16.06935	15.79714	54,102
01/01/2014 to 12/31/2014	15.79714	14.76931	47,959
01/01/2015 to 12/31/2015	14.76931	12.06351	42,039
01/01/2016 to 12/31/2016	12.06351	13.29600	39,190
01/01/2017 to 12/31/2017	13.29600	16.48263	41,967
01/01/2018 to 12/31/2018	16.48263	13.89487	18,469
01/01/2019 to 12/31/2019	13.89487	15.44843	18,114
01/01/2020 to 12/31/2020	15.44843	15.76812	17,117

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	13.80890	13.34133	398,299
01/01/2012 to 12/31/2012	13.34133	14.47747	430,537
01/01/2013 to 12/31/2013	14.47747	16.29666	384,413
01/01/2014 to 12/31/2014	16.29666	16.48864	349,365
01/01/2015 to 12/31/2015	16.48864	16.33350	313,378
01/01/2016 to 12/31/2016	16.33350	16.70324	240,186
01/01/2017 to 12/31/2017	16.70324	19.08352	221,283
01/01/2018 to 12/31/2018	19.08352	17.26695	172,475
01/01/2019 to 12/31/2019	17.26695	20.32410	173,686
01/01/2020 to 12/31/2020	20.32410	21.68149	152,570
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99947	10.06404	31,770
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	12.99556	12.68275	467,260
01/01/2012 to 12/31/2012	12.68275	13.69989	498,575
01/01/2013 to 12/31/2013	13.69989	14.75766	412,899
01/01/2014 to 12/31/2014	14.75766	15.06034	399,827
01/01/2015 to 12/31/2015	15.06034	14.63787	362,305
01/01/2016 to 12/31/2016	14.63787	15.11310	295,060
01/01/2017 to 12/31/2017	15.11310	16.64571	256,445
01/01/2018 to 12/31/2018	16.64571	15.17339	190,227
01/01/2019 to 12/31/2019	15.17339	17.26771	200,783
01/01/2020 to 12/31/2020	17.26771	18.45607	196,894
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	15.88201	15.78149	40,426
01/01/2012 to 12/31/2012	15.78149	17.90792	41,625
01/01/2013 to 12/31/2013	17.90792	24.38308	49,386
01/01/2014 to 12/31/2014	24.38308	25.63821	39,733
01/01/2015 to 12/31/2015	25.63821	23.76601	34,854
01/01/2016 to 12/31/2016	23.76601	28.98016	33,814
01/01/2017 to 12/31/2017	28.98016	31.89211	35,740
01/01/2018 to 12/31/2018	31.89211	26.87938	19,953
01/01/2019 to 12/31/2019	26.87938	32.33344	21,722
01/01/2020 to 12/31/2020	32.33344	32.48763	24,498
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	9.69131	9.50835	61,745
01/01/2012 to 12/31/2012	9.50835	9.32702	53,311
01/01/2013 to 12/31/2013	9.32702	9.14853	50,101
01/01/2014 to 12/31/2014	9.14853	8.97343	43,507
01/01/2015 to 12/31/2015	8.97343	8.80185	34,231
01/01/2016 to 12/31/2016	8.80185	8.63395	29,685
01/01/2017 to 12/31/2017	8.63395	8.49791	27,736
01/01/2018 to 12/31/2018	8.49791	8.44282	23,332
01/01/2019 to 12/31/2019	8.44282	8.42135	41,606
01/01/2020 to 12/31/2020	8.42135	8.27864	43,793

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2011 to 12/31/2011	13.94919	14.11698	30,928
01/01/2012 to 12/31/2012	14.11698	15.76773	36,287
01/01/2013 to 12/31/2013	15.76773	16.57675	34,149
01/01/2014 to 12/31/2014	16.57675	16.67561	35,362
01/01/2015 to 12/31/2015	16.67561	15.77372	25,314
01/01/2016 to 12/31/2016	15.77372	17.85478	22,157
01/01/2017 to 12/31/2017	17.85478	18.82273	23,200
01/01/2018 to 12/31/2018	18.82273	18.09402	20,644
01/01/2019 to 12/31/2019	18.09402	20.46331	22,060
01/01/2020 to 12/31/2020	20.46331	20.60095	24,620
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	14.14819	13.29726	13,999
01/01/2012 to 12/31/2012	13.29726	15.24503	12,640
01/01/2013 to 12/31/2013	15.24503	20.91410	11,978
01/01/2014 to 12/31/2014	20.91410	23.33405	12,854
01/01/2015 to 12/31/2015	23.33405	21.09411	10,209
01/01/2016 to 12/31/2016	21.09411	24.80628	4,391
01/01/2017 to 12/31/2017	24.80628	29.00321	5,406
01/01/2018 to 12/31/2018	29.00321	24.41959	7,894
01/01/2019 to 12/31/2019	24.41959	31.02424	10,201
01/01/2020 to 12/31/2020	31.02424	30.51329	11,506
AST International Growth Portfolio
01/01/2011 to 12/31/2011	14.92060	12.74401	7,548
01/01/2012 to 12/31/2012	12.74401	15.04565	7,775
01/01/2013 to 12/31/2013	15.04565	17.57026	5,459
01/01/2014 to 12/31/2014	17.57026	16.28200	5,455
01/01/2015 to 12/31/2015	16.28200	16.47336	9,509
01/01/2016 to 12/31/2016	16.47336	15.54838	8,597
01/01/2017 to 12/31/2017	15.54838	20.65495	6,940
01/01/2018 to 12/31/2018	20.65495	17.55708	11,393
01/01/2019 to 12/31/2019	17.55708	22.75135	12,276
01/01/2020 to 12/31/2020	22.75135	29.30595	9,479
AST International Value Portfolio
01/01/2011 to 12/31/2011	14.29181	12.25942	16,831
01/01/2012 to 12/31/2012	12.25942	14.02985	16,449
01/01/2013 to 12/31/2013	14.02985	16.44049	12,897
01/01/2014 to 12/31/2014	16.44049	15.04489	12,928
01/01/2015 to 12/31/2015	15.04489	14.87771	12,499
01/01/2016 to 12/31/2016	14.87771	14.67838	13,136
01/01/2017 to 12/31/2017	14.67838	17.68303	12,035
01/01/2018 to 12/31/2018	17.68303	14.54438	9,812
01/01/2019 to 12/31/2019	14.54438	17.12267	10,932
01/01/2020 to 12/31/2020	17.12267	16.69336	13,419
AST Investment Grade Bond Portfolio
01/01/2011 to 12/31/2011	11.80119	13.01645	2,156,130
01/01/2012 to 12/31/2012	13.01645	13.96741	802,828
01/01/2013 to 12/31/2013	13.96741	13.26421	169,296
01/01/2014 to 12/31/2014	13.26421	13.88604	185,952
01/01/2015 to 12/31/2015	13.88604	13.78020	755,307
01/01/2016 to 12/31/2016	13.78020	14.08546	879,418
01/01/2017 to 12/31/2017	14.08546	14.41251	390,706
01/01/2018 to 12/31/2018	14.41251	14.09764	1,625,627
01/01/2019 to 12/31/2019	14.09764	15.38099	521,288
01/01/2020 to 12/31/2020	15.38099	17.57124	378,699

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	13.68833	13.35045	254,430
01/01/2012 to 12/31/2012	13.35045	14.87346	264,463
01/01/2013 to 12/31/2013	14.87346	16.96442	258,815
01/01/2014 to 12/31/2014	16.96442	17.69896	251,338
01/01/2015 to 12/31/2015	17.69896	17.17857	226,615
01/01/2016 to 12/31/2016	17.17857	17.72985	219,620
01/01/2017 to 12/31/2017	17.72985	20.34045	189,412
01/01/2018 to 12/31/2018	20.34045	18.47858	159,370
01/01/2019 to 12/31/2019	18.47858	21.64691	166,275
01/01/2020 to 12/31/2020	21.64691	24.02697	142,868
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	14.30022	12.74350	59,596
01/01/2012 to 12/31/2012	12.74350	15.23803	64,202
01/01/2013 to 12/31/2013	15.23803	17.24255	71,266
01/01/2014 to 12/31/2014	17.24255	15.83614	62,436
01/01/2015 to 12/31/2015	15.83614	15.09904	59,785
01/01/2016 to 12/31/2016	15.09904	15.09703	60,300
01/01/2017 to 12/31/2017	15.09703	19.19734	63,457
01/01/2018 to 12/31/2018	19.19734	15.53895	40,312
01/01/2019 to 12/31/2019	15.53895	19.39103	34,654
01/01/2020 to 12/31/2020	19.39103	21.50794	30,047
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	12.29454	12.08786	153,414
01/01/2012 to 12/31/2012	12.08786	13.12718	198,892
01/01/2013 to 12/31/2013	13.12718	14.29659	173,040
01/01/2014 to 12/31/2014	14.29659	14.78733	156,047
01/01/2015 to 12/31/2015	14.78733	14.47795	127,626
01/01/2016 to 12/31/2016	14.47795	14.74673	111,643
01/01/2017 to 12/31/2017	14.74673	16.22180	107,162
01/01/2018 to 12/31/2018	16.22180	15.09423	81,649
01/01/2019 to 12/31/2019	15.09423	16.96846	90,556
01/01/2020 to 12/31/2020	16.96846	18.53338	87,757
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.23222	11.09062	11,847
01/01/2012 to 12/31/2012	11.09062	12.53028	21,641
01/01/2013 to 12/31/2013	12.53028	16.77603	17,742
01/01/2014 to 12/31/2014	16.77603	18.01909	13,096
01/01/2015 to 12/31/2015	18.01909	19.55398	14,311
01/01/2016 to 12/31/2016	19.55398	18.89984	11,820
01/01/2017 to 12/31/2017	18.89984	25.18190	19,802
01/01/2018 to 12/31/2018	25.18190	24.29964	19,039
01/01/2019 to 12/31/2019	24.29964	31.60578	16,840
01/01/2020 to 12/31/2020	31.60578	47.75448	14,787
AST Large-Cap Core Portfolio
04/29/2013* to 12/31/2013	9.99841	11.65559	0
01/01/2014 to 12/31/2014	11.65559	13.17522	2,027
01/01/2015 to 12/31/2015	13.17522	13.12271	458
01/01/2016 to 12/31/2016	13.12271	14.26962	418
01/01/2017 to 12/31/2017	14.26962	16.99459	382
01/01/2018 to 12/31/2018	16.99459	15.47568	350
01/01/2019 to 12/31/2019	15.47568	19.00328	0
01/01/2020 to 12/31/2020	19.00328	20.71758	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	14.95140	14.53184	33,718
01/01/2012 to 12/31/2012	14.53184	16.00178	35,308
01/01/2013 to 12/31/2013	16.00178	21.44225	33,305
01/01/2014 to 12/31/2014	21.44225	23.25943	54,038
01/01/2015 to 12/31/2015	23.25943	25.11237	46,929
01/01/2016 to 12/31/2016	25.11237	26.00664	49,822
01/01/2017 to 12/31/2017	26.00664	33.92641	40,879
01/01/2018 to 12/31/2018	33.92641	32.37951	28,247
01/01/2019 to 12/31/2019	32.37951	41.80616	23,061
01/01/2020 to 12/31/2020	41.80616	53.96153	19,167
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	14.70491	13.97222	31,882
01/01/2012 to 12/31/2012	13.97222	16.86736	42,625
01/01/2013 to 12/31/2013	16.86736	21.11684	32,729
01/01/2014 to 12/31/2014	21.11684	21.46497	40,943
01/01/2015 to 12/31/2015	21.46497	20.74591	36,157
01/01/2016 to 12/31/2016	20.74591	21.79721	32,481
01/01/2017 to 12/31/2017	21.79721	26.47870	33,441
01/01/2018 to 12/31/2018	26.47870	23.48851	21,805
01/01/2019 to 12/31/2019	23.48851	29.94121	22,585
01/01/2020 to 12/31/2020	29.94121	33.53255	17,807
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99842	10.30497	56,670
01/01/2013 to 12/31/2013	10.30497	12.01975	33,041
01/01/2014 to 12/31/2014	12.01975	12.39565	30,755
01/01/2015 to 12/31/2015	12.39565	12.00762	27,450
01/01/2016 to 12/31/2016	12.00762	12.28753	23,322
01/01/2017 to 12/31/2017	12.28753	14.04098	23,302
01/01/2018 to 12/31/2018	14.04098	12.63131	16,332
01/01/2019 to 12/31/2019	12.63131	15.20998	18,903
01/01/2020 to 12/31/2020	15.20998	16.39201	20,462
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	13.45761	13.12223	10,603
01/01/2012 to 12/31/2012	13.12223	15.06982	11,495
01/01/2013 to 12/31/2013	15.06982	20.20752	10,572
01/01/2014 to 12/31/2014	20.20752	21.54740	13,209
01/01/2015 to 12/31/2015	21.54740	22.66308	10,853
01/01/2016 to 12/31/2016	22.66308	22.65541	10,512
01/01/2017 to 12/31/2017	22.65541	29.04752	19,320
01/01/2018 to 12/31/2018	29.04752	29.10137	15,029
01/01/2019 to 12/31/2019	29.10137	39.32884	13,445
01/01/2020 to 12/31/2020	39.32884	50.33376	11,584
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99842	10.18671	1,323
01/01/2013 to 12/31/2013	10.18671	13.43964	2,060
01/01/2014 to 12/31/2014	13.43964	14.52945	3,359
01/01/2015 to 12/31/2015	14.52945	14.14846	4,712
01/01/2016 to 12/31/2016	14.14846	15.74445	17,087
01/01/2017 to 12/31/2017	15.74445	18.12201	9,569
01/01/2018 to 12/31/2018	18.12201	15.96936	5,719
01/01/2019 to 12/31/2019	15.96936	20.26087	12,703
01/01/2020 to 12/31/2020	20.26087	20.64728	16,160

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	15.86600	15.09953	35,555
01/01/2012 to 12/31/2012	15.09953	17.71525	39,905
01/01/2013 to 12/31/2013	17.71525	22.97023	47,316
01/01/2014 to 12/31/2014	22.97023	25.12814	36,624
01/01/2015 to 12/31/2015	25.12814	23.24614	49,382
01/01/2016 to 12/31/2016	23.24614	23.17737	45,771
01/01/2017 to 12/31/2017	23.17737	28.89444	46,361
01/01/2018 to 12/31/2018	28.89444	27.10619	27,251
01/01/2019 to 12/31/2019	27.10619	34.60531	24,951
01/01/2020 to 12/31/2020	34.60531	45.76897	22,055
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	16.62562	15.90297	19,251
01/01/2012 to 12/31/2012	15.90297	18.27003	19,073
01/01/2013 to 12/31/2013	18.27003	25.44872	23,362
01/01/2014 to 12/31/2014	25.44872	28.51908	26,726
01/01/2015 to 12/31/2015	28.51908	26.39664	22,204
01/01/2016 to 12/31/2016	26.39664	30.61307	19,824
01/01/2017 to 12/31/2017	30.61307	34.16965	19,999
01/01/2018 to 12/31/2018	34.16965	28.00178	8,569
01/01/2019 to 12/31/2019	28.00178	33.23818	6,976
01/01/2020 to 12/31/2020	33.23818	32.02026	8,617
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	12.60207	12.48452	1,460,531
01/01/2012 to 12/31/2012	12.48452	13.51575	1,542,621
01/01/2013 to 12/31/2013	13.51575	14.47848	1,406,513
01/01/2014 to 12/31/2014	14.47848	15.02176	1,304,560
01/01/2015 to 12/31/2015	15.02176	14.75560	1,205,641
01/01/2016 to 12/31/2016	14.75560	15.27370	1,074,801
01/01/2017 to 12/31/2017	15.27370	16.50008	949,149
01/01/2018 to 12/31/2018	16.50008	15.72311	794,327
01/01/2019 to 12/31/2019	15.72311	17.69564	798,811
01/01/2020 to 12/31/2020	17.69564	18.93347	754,706
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01833	10.06597	0
01/01/2012 to 12/31/2012	10.06597	10.57501	26
01/01/2013 to 12/31/2013	10.57501	10.13283	15
01/01/2014 to 12/31/2014	10.13283	10.54139	15
01/01/2015 to 12/31/2015	10.54139	10.31204	2,986
01/01/2016 to 12/31/2016	10.31204	10.54096	3,648
01/01/2017 to 12/31/2017	10.54096	10.92628	5,093
01/01/2018 to 12/31/2018	10.92628	10.62901	513
01/01/2019 to 12/31/2019	10.62901	11.44272	4,082
01/01/2020 to 12/31/2020	11.44272	11.90292	3,707
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	14.20708	13.06962	623,059
01/01/2012 to 12/31/2012	13.06962	14.47559	799,912
01/01/2013 to 12/31/2013	14.47559	16.61628	857,931
01/01/2014 to 12/31/2014	16.61628	17.79750	783,921
01/01/2015 to 12/31/2015	17.79750	17.35014	1,065,410
01/01/2016 to 12/31/2016	17.35014	18.73700	938,564
01/01/2017 to 12/31/2017	18.73700	21.33806	1,555,002
01/01/2018 to 12/31/2018	21.33806	19.33804	1,150,760
01/01/2019 to 12/31/2019	19.33804	22.60598	1,258,304
01/01/2020 to 12/31/2020	22.60598	23.47219	1,129,203

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	14.46757	14.68191	15,660
01/01/2012 to 12/31/2012	14.68191	17.10866	16,612
01/01/2013 to 12/31/2013	17.10866	22.22337	16,803
01/01/2014 to 12/31/2014	22.22337	25.55053	18,184
01/01/2015 to 12/31/2015	25.55053	25.83362	17,872
01/01/2016 to 12/31/2016	25.83362	29.10267	17,286
01/01/2017 to 12/31/2017	29.10267	34.89959	16,339
01/01/2018 to 12/31/2018	34.89959	31.41582	5,646
01/01/2019 to 12/31/2019	31.41582	38.35400	4,853
01/01/2020 to 12/31/2020	38.35400	35.66882	3,849
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99841	8.88392	0
01/01/2012 to 12/31/2012	8.88392	9.86031	0
01/01/2013 to 12/31/2013	9.86031	11.83798	4,154
01/01/2014 to 12/31/2014	11.83798	12.36636	4,154
01/01/2015 to 12/31/2015	12.36636	12.14803	4,154
01/01/2016 to 12/31/2016	12.14803	12.66956	0
01/01/2017 to 12/31/2017	12.66956	14.68842	0
01/01/2018 to 12/31/2018	14.68842	13.46550	0
01/01/2019 to 12/31/2019	13.46550	16.00872	0
01/01/2020 to 12/31/2020	16.00872	17.52021	0
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	16.89809	14.40189	11,920
01/01/2012 to 12/31/2012	14.40189	16.96161	15,932
01/01/2013 to 12/31/2013	16.96161	23.42720	14,048
01/01/2014 to 12/31/2014	23.42720	24.11445	13,693
01/01/2015 to 12/31/2015	24.11445	23.96900	12,273
01/01/2016 to 12/31/2016	23.96900	25.32160	12,200
01/01/2017 to 12/31/2017	25.32160	31.71645	14,163
01/01/2018 to 12/31/2018	31.71645	27.73329	10,500
01/01/2019 to 12/31/2019	27.73329	37.12715	9,154
01/01/2020 to 12/31/2020	37.12715	49.23096	7,853
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	17.59375	17.08879	13,405
01/01/2012 to 12/31/2012	17.08879	18.80226	14,845
01/01/2013 to 12/31/2013	18.80226	24.92978	17,292
01/01/2014 to 12/31/2014	24.92978	25.38680	11,199
01/01/2015 to 12/31/2015	25.38680	25.09686	11,650
01/01/2016 to 12/31/2016	25.09686	27.59069	10,109
01/01/2017 to 12/31/2017	27.59069	33.53710	9,308
01/01/2018 to 12/31/2018	33.53710	30.12768	8,980
01/01/2019 to 12/31/2019	30.12768	38.45246	8,073
01/01/2020 to 12/31/2020	38.45246	55.96886	7,910
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	16.01106	14.76666	10,380
01/01/2012 to 12/31/2012	14.76666	17.11423	10,064
01/01/2013 to 12/31/2013	17.11423	23.06551	9,095
01/01/2014 to 12/31/2014	23.06551	23.81628	8,323
01/01/2015 to 12/31/2015	23.81628	22.35385	7,837
01/01/2016 to 12/31/2016	22.35385	28.33077	7,581
01/01/2017 to 12/31/2017	28.33077	29.83207	10,136
01/01/2018 to 12/31/2018	29.83207	24.26225	8,079
01/01/2019 to 12/31/2019	24.26225	29.02896	6,293
01/01/2020 to 12/31/2020	29.02896	28.71931	6,668

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	13.30202	13.30691	577,571
01/01/2012 to 12/31/2012	13.30691	14.81356	658,726
01/01/2013 to 12/31/2013	14.81356	16.97618	743,510
01/01/2014 to 12/31/2014	16.97618	17.63046	682,957
01/01/2015 to 12/31/2015	17.63046	17.30044	775,993
01/01/2016 to 12/31/2016	17.30044	18.25044	740,919
01/01/2017 to 12/31/2017	18.25044	20.66054	654,428
01/01/2018 to 12/31/2018	20.66054	19.18385	561,003
01/01/2019 to 12/31/2019	19.18385	22.73923	556,208
01/01/2020 to 12/31/2020	22.73923	25.10000	498,949
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	14.96577	14.43104	46,578
01/01/2012 to 12/31/2012	14.43104	16.64347	51,692
01/01/2013 to 12/31/2013	16.64347	23.51273	65,622
01/01/2014 to 12/31/2014	23.51273	24.98767	65,013
01/01/2015 to 12/31/2015	24.98767	26.85854	51,508
01/01/2016 to 12/31/2016	26.85854	27.05680	34,252
01/01/2017 to 12/31/2017	27.05680	36.59589	30,404
01/01/2018 to 12/31/2018	36.59589	37.27990	22,832
01/01/2019 to 12/31/2019	37.27990	46.88974	19,782
01/01/2020 to 12/31/2020	46.88974	64.30142	15,786
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	14.08474	13.74775	4,514
01/01/2012 to 12/31/2012	13.74775	15.29152	4,483
01/01/2013 to 12/31/2013	15.29152	20.19327	4,695
01/01/2014 to 12/31/2014	20.19327	20.11564	9,506
01/01/2015 to 12/31/2015	20.11564	18.53439	7,799
01/01/2016 to 12/31/2016	18.53439	19.29478	3,964
01/01/2017 to 12/31/2017	19.29478	22.05958	4,293
01/01/2018 to 12/31/2018	22.05958	19.53441	3,972
01/01/2019 to 12/31/2019	19.53441	24.13685	43,069
01/01/2020 to 12/31/2020	24.13685	24.16993	42,074
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	16.26883	13.57744	48,741
01/01/2012 to 12/31/2012	13.57744	13.79902	55,958
01/01/2013 to 12/31/2013	13.79902	15.61693	54,543
01/01/2014 to 12/31/2014	15.61693	14.03743	49,884
01/01/2015 to 12/31/2015	14.03743	11.11786	42,128
01/01/2016 to 12/31/2016	11.11786	13.59009	38,062
01/01/2017 to 12/31/2017	13.59009	14.70469	36,853
01/01/2018 to 12/31/2018	14.70469	12.02002	29,449
01/01/2019 to 12/31/2019	12.02002	13.77870	28,906
01/01/2020 to 12/31/2020	13.77870	13.21482	36,016
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	16.05923	15.20886	18,500
01/01/2012 to 12/31/2012	15.20886	17.66406	18,316
01/01/2013 to 12/31/2013	17.66406	22.94256	17,445
01/01/2014 to 12/31/2014	22.94256	25.87248	14,481
01/01/2015 to 12/31/2015	25.87248	23.70041	13,168
01/01/2016 to 12/31/2016	23.70041	26.50191	12,197
01/01/2017 to 12/31/2017	26.50191	30.81359	16,533
01/01/2018 to 12/31/2018	30.81359	25.22650	11,010
01/01/2019 to 12/31/2019	25.22650	29.48129	10,575
01/01/2020 to 12/31/2020	29.48129	27.23658	11,899

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Wellington Management Hedged Equity Portfolio
01/01/2011 to 12/31/2011	14.36696	13.60557	48,584
01/01/2012 to 12/31/2012	13.60557	14.81394	67,812
01/01/2013 to 12/31/2013	14.81394	17.50990	93,163
01/01/2014 to 12/31/2014	17.50990	18.12031	123,736
01/01/2015 to 12/31/2015	18.12031	17.66125	102,016
01/01/2016 to 12/31/2016	17.66125	18.45448	84,446
01/01/2017 to 12/31/2017	18.45448	20.56314	78,364
01/01/2018 to 12/31/2018	20.56314	19.15977	56,047
01/01/2019 to 12/31/2019	19.15977	22.65611	61,574
01/01/2020 to 12/31/2020	22.65611	23.70246	56,006
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	11.38650	11.84188	83,596
01/01/2012 to 12/31/2012	11.84188	12.52719	94,529
01/01/2013 to 12/31/2013	12.52719	12.10414	111,790
01/01/2014 to 12/31/2014	12.10414	12.72711	140,733
01/01/2015 to 12/31/2015	12.72711	12.63797	112,753
01/01/2016 to 12/31/2016	12.63797	13.03517	106,569
01/01/2017 to 12/31/2017	13.03517	13.59300	122,395
01/01/2018 to 12/31/2018	13.59300	13.02976	120,788
01/01/2019 to 12/31/2019	13.02976	14.35269	116,357
01/01/2020 to 12/31/2020	14.35269	15.21962	128,609
*Denotes the start date of these sub-accounts

PREMIER B SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With Combo 5%/HAV and HD GRO (2.00%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.50792	10.02826	4,502,954
01/01/2012 to 12/31/2012	10.02826	11.06682	4,179,497
01/01/2013 to 12/31/2013	11.06682	11.93203	3,714,936
01/01/2014 to 12/31/2014	11.93203	12.14478	3,424,166
01/01/2015 to 12/31/2015	12.14478	11.52329	2,843,577
01/01/2016 to 12/31/2016	11.52329	12.01364	2,453,337
01/01/2017 to 12/31/2017	12.01364	13.26096	2,183,744
01/01/2018 to 12/31/2018	13.26096	11.94188	1,782,231
01/01/2019 to 12/31/2019	11.94188	13.58746	1,765,573
01/01/2020 to 12/31/2020	13.58746	13.88297	1,491,425
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.83459	10.63439	1,860,010
01/01/2012 to 12/31/2012	10.63439	11.84857	1,996,758
01/01/2013 to 12/31/2013	11.84857	13.53958	2,019,006
01/01/2014 to 12/31/2014	13.53958	14.08485	1,892,904
01/01/2015 to 12/31/2015	14.08485	13.91948	1,714,509
01/01/2016 to 12/31/2016	13.91948	14.61703	1,599,320
01/01/2017 to 12/31/2017	14.61703	16.75689	1,546,904
01/01/2018 to 12/31/2018	16.75689	15.45957	1,320,574
01/01/2019 to 12/31/2019	15.45957	18.46961	1,258,739
01/01/2020 to 12/31/2020	18.46961	20.04142	1,071,200
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	9.73060	9.36678	787,948
01/01/2012 to 12/31/2012	9.36678	10.12706	845,384
01/01/2013 to 12/31/2013	10.12706	11.16345	668,051
01/01/2014 to 12/31/2014	11.16345	11.50703	580,591
01/01/2015 to 12/31/2015	11.50703	11.26269	532,096
01/01/2016 to 12/31/2016	11.26269	11.57392	428,080
01/01/2017 to 12/31/2017	11.57392	13.18958	454,853
01/01/2018 to 12/31/2018	13.18958	11.90770	318,152
01/01/2019 to 12/31/2019	11.90770	13.78119	387,874
01/01/2020 to 12/31/2020	13.78119	15.41578	307,089
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.81044	10.46997	5,046,150
01/01/2012 to 12/31/2012	10.46997	11.54487	4,764,301
01/01/2013 to 12/31/2013	11.54487	13.31596	4,304,492
01/01/2014 to 12/31/2014	13.31596	13.90632	4,000,044
01/01/2015 to 12/31/2015	13.90632	13.69850	3,588,568
01/01/2016 to 12/31/2016	13.69850	14.27638	3,295,429
01/01/2017 to 12/31/2017	14.27638	16.08368	2,805,198
01/01/2018 to 12/31/2018	16.08368	14.98857	2,474,274
01/01/2019 to 12/31/2019	14.98857	17.54793	2,168,458
01/01/2020 to 12/31/2020	17.54793	19.22832	1,884,292

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99783	9.14700	2,561,870
01/01/2012 to 12/31/2012	9.14700	10.03408	2,379,956
01/01/2013 to 12/31/2013	10.03408	10.90494	2,212,214
01/01/2014 to 12/31/2014	10.90494	11.21444	2,015,807
01/01/2015 to 12/31/2015	11.21444	10.66453	1,896,455
01/01/2016 to 12/31/2016	10.66453	11.18368	1,592,764
01/01/2017 to 12/31/2017	11.18368	12.34782	1,447,311
01/01/2018 to 12/31/2018	12.34782	11.46539	1,272,858
01/01/2019 to 12/31/2019	11.46539	13.22123	1,129,107
01/01/2020 to 12/31/2020	13.22123	13.57607	858,646
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	11.66376	11.69252	206,500
01/01/2012 to 12/31/2012	11.69252	12.00101	213,959
01/01/2013 to 12/31/2013	12.00101	11.50979	191,217
01/01/2014 to 12/31/2014	11.50979	11.27327	164,606
01/01/2015 to 12/31/2015	11.27327	11.10562	154,377
01/01/2016 to 12/31/2016	11.10562	11.06678	159,537
01/01/2017 to 12/31/2017	11.06678	11.03545	140,199
01/01/2018 to 12/31/2018	11.03545	10.89853	137,089
01/01/2019 to 12/31/2019	10.89853	11.17845	132,593
01/01/2020 to 12/31/2020	11.17845	11.23984	174,408
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	12.62027	12.76640	619,970
01/01/2012 to 12/31/2012	12.76640	13.68232	590,891
01/01/2013 to 12/31/2013	13.68232	13.16753	496,719
01/01/2014 to 12/31/2014	13.16753	13.45558	363,693
01/01/2015 to 12/31/2015	13.45558	12.91358	304,576
01/01/2016 to 12/31/2016	12.91358	13.19618	258,247
01/01/2017 to 12/31/2017	13.19618	13.50243	236,924
01/01/2018 to 12/31/2018	13.50243	13.14886	128,065
01/01/2019 to 12/31/2019	13.14886	14.08027	143,572
01/01/2020 to 12/31/2020	14.08027	14.82098	190,314
AST Bond Portfolio 2021
01/01/2011 to 12/31/2011	10.99032	12.96252	48,721
01/01/2012 to 12/31/2012	12.96252	13.57145	6,233
01/01/2013 to 12/31/2013	13.57145	12.37384	0
01/01/2014 to 12/31/2014	12.37384	13.06296	0
01/01/2015 to 12/31/2015	13.06296	13.03513	0
01/01/2016 to 12/31/2016	13.03513	13.03992	0
01/01/2017 to 12/31/2017	13.03992	12.98689	0
01/01/2018 to 12/31/2018	12.98689	12.73941	0
01/01/2019 to 12/31/2019	12.73941	13.12266	0
01/01/2020 to 12/31/2020	13.12266	13.27070	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	9.99837	12.00089	82,356
01/01/2012 to 12/31/2012	12.00089	12.45321	94,433
01/01/2013 to 12/31/2013	12.45321	11.01920	0
01/01/2014 to 12/31/2014	11.01920	11.92330	507
01/01/2015 to 12/31/2015	11.92330	11.93455	0
01/01/2016 to 12/31/2016	11.93455	11.91474	0
01/01/2017 to 12/31/2017	11.91474	11.86492	0
01/01/2018 to 12/31/2018	11.86492	11.61387	1,331
01/01/2019 to 12/31/2019	11.61387	12.05699	1,328
01/01/2020 to 12/31/2020	12.05699	12.41260	1,325

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	9.99784	10.38193	88,302
01/01/2013 to 12/31/2013	10.38193	9.14025	205,462
01/01/2014 to 12/31/2014	9.14025	10.09182	108,397
01/01/2015 to 12/31/2015	10.09182	10.16182	54,048
01/01/2016 to 12/31/2016	10.16182	10.15329	24,766
01/01/2017 to 12/31/2017	10.15329	10.12346	24,637
01/01/2018 to 12/31/2018	10.12346	9.89773	28,941
01/01/2019 to 12/31/2019	9.89773	10.33521	32,815
01/01/2020 to 12/31/2020	10.33521	10.81858	32,619
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	9.99891	8.73519	114,189
01/01/2014 to 12/31/2014	8.73519	9.81343	79,453
01/01/2015 to 12/31/2015	9.81343	9.89422	3,691
01/01/2016 to 12/31/2016	9.89422	9.88549	3,688
01/01/2017 to 12/31/2017	9.88549	9.85511	3,685
01/01/2018 to 12/31/2018	9.85511	9.59862	0
01/01/2019 to 12/31/2019	9.59862	10.15911	0
01/01/2020 to 12/31/2020	10.15911	10.82196	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	9.99891	11.28431	28,239
01/01/2015 to 12/31/2015	11.28431	11.28409	139,492
01/01/2016 to 12/31/2016	11.28409	11.33675	0
01/01/2017 to 12/31/2017	11.33675	11.31829	0
01/01/2018 to 12/31/2018	11.31829	11.01358	0
01/01/2019 to 12/31/2019	11.01358	11.73888	0
01/01/2020 to 12/31/2020	11.73888	12.81474	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	9.99891	9.92148	14,640
01/01/2016 to 12/31/2016	9.92148	9.92926	90,157
01/01/2017 to 12/31/2017	9.92926	9.97070	57,809
01/01/2018 to 12/31/2018	9.97070	9.67255	62,731
01/01/2019 to 12/31/2019	9.67255	10.43394	43,466
01/01/2020 to 12/31/2020	10.43394	11.32164	2,864
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	9.99784	9.86330	143,131
01/01/2017 to 12/31/2017	9.86330	9.93004	106,925
01/01/2018 to 12/31/2018	9.93004	9.61174	109,050
01/01/2019 to 12/31/2019	9.61174	10.43035	57,429
01/01/2020 to 12/31/2020	10.43035	11.43961	33,612
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	9.99783	10.02015	542
01/01/2018 to 12/31/2018	10.02015	9.62080	2,345
01/01/2019 to 12/31/2019	9.62080	10.52528	0
01/01/2020 to 12/31/2020	10.52528	11.83389	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	9.99783	9.64597	0
01/01/2019 to 12/31/2019	9.64597	10.61976	2,540
01/01/2020 to 12/31/2020	10.61976	12.10764	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	9.99891	11.21573	14,334
01/01/2020 to 12/31/2020	11.21573	12.59150	65,738
AST Bond Portfolio 2031
01/02/2020* to 12/31/2020	9.99892	11.09814	14,710

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.44844	9.99527	5,733,047
01/01/2012 to 12/31/2012	9.99527	11.14375	5,794,095
01/01/2013 to 12/31/2013	11.14375	13.40316	5,561,564
01/01/2014 to 12/31/2014	13.40316	14.05954	5,159,637
01/01/2015 to 12/31/2015	14.05954	13.85730	4,557,267
01/01/2016 to 12/31/2016	13.85730	14.51489	4,154,588
01/01/2017 to 12/31/2017	14.51489	16.77688	3,844,907
01/01/2018 to 12/31/2018	16.77688	15.42341	3,200,542
01/01/2019 to 12/31/2019	15.42341	18.48506	3,012,594
01/01/2020 to 12/31/2020	18.48506	20.55456	2,663,552
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99837	11.63153	31,921
01/01/2014 to 12/31/2014	11.63153	12.95539	33,950
01/01/2015 to 12/31/2015	12.95539	12.24764	31,041
01/01/2016 to 12/31/2016	12.24764	13.79645	13,983
01/01/2017 to 12/31/2017	13.79645	16.01600	22,704
01/01/2018 to 12/31/2018	16.01600	14.95203	18,909
01/01/2019 to 12/31/2019	14.95203	19.20770	23,948
01/01/2020 to 12/31/2020	19.20770	19.72104	26,658
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	9.52851	8.87118	7,211
01/01/2012 to 12/31/2012	8.87118	11.02821	9,204
01/01/2013 to 12/31/2013	11.02821	11.28195	16,945
01/01/2014 to 12/31/2014	11.28195	12.60075	4,157
01/01/2015 to 12/31/2015	12.60075	12.34260	6,031
01/01/2016 to 12/31/2016	12.34260	12.20948	3,333
01/01/2017 to 12/31/2017	12.20948	13.27383	1,618
01/01/2018 to 12/31/2018	13.27383	12.39929	1,395
01/01/2019 to 12/31/2019	12.39929	15.21053	1,223
01/01/2020 to 12/31/2020	15.21053	14.47294	1,404
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	13.10236	13.69242	82,479
01/01/2012 to 12/31/2012	13.69242	15.48378	75,109
01/01/2013 to 12/31/2013	15.48378	15.65571	74,990
01/01/2014 to 12/31/2014	15.65571	20.09379	62,999
01/01/2015 to 12/31/2015	20.09379	20.65406	59,796
01/01/2016 to 12/31/2016	20.65406	21.22504	58,126
01/01/2017 to 12/31/2017	21.22504	22.10953	58,373
01/01/2018 to 12/31/2018	22.10953	20.64292	54,262
01/01/2019 to 12/31/2019	20.64292	26.55587	46,090
01/01/2020 to 12/31/2020	26.55587	25.29632	9,244
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	10.89213	8.51405	147,056
01/01/2012 to 12/31/2012	8.51405	9.84347	149,372
01/01/2013 to 12/31/2013	9.84347	9.67202	164,692
01/01/2014 to 12/31/2014	9.67202	9.03829	66,829
01/01/2015 to 12/31/2015	9.03829	7.37877	49,296
01/01/2016 to 12/31/2016	7.37877	8.12868	57,422
01/01/2017 to 12/31/2017	8.12868	10.07191	74,777
01/01/2018 to 12/31/2018	10.07191	8.48637	44,463
01/01/2019 to 12/31/2019	8.48637	9.43049	58,870
01/01/2020 to 12/31/2020	9.43049	9.62091	74,020

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	9.82091	9.48371	824,369
01/01/2012 to 12/31/2012	9.48371	10.28626	894,329
01/01/2013 to 12/31/2013	10.28626	11.57315	804,851
01/01/2014 to 12/31/2014	11.57315	11.70382	732,549
01/01/2015 to 12/31/2015	11.70382	11.58796	637,628
01/01/2016 to 12/31/2016	11.58796	11.84437	598,596
01/01/2017 to 12/31/2017	11.84437	13.52557	572,952
01/01/2018 to 12/31/2018	13.52557	12.23204	464,364
01/01/2019 to 12/31/2019	12.23204	14.39062	444,055
01/01/2020 to 12/31/2020	14.39062	15.34428	367,141
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99946	10.06340	20,367
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.05774	9.81078	361,319
01/01/2012 to 12/31/2012	9.81078	10.59247	296,148
01/01/2013 to 12/31/2013	10.59247	11.40471	253,191
01/01/2014 to 12/31/2014	11.40471	11.63291	231,002
01/01/2015 to 12/31/2015	11.63291	11.30102	216,385
01/01/2016 to 12/31/2016	11.30102	11.66233	178,014
01/01/2017 to 12/31/2017	11.66233	12.83869	182,669
01/01/2018 to 12/31/2018	12.83869	11.69727	114,958
01/01/2019 to 12/31/2019	11.69727	13.30529	110,169
01/01/2020 to 12/31/2020	13.30529	14.21398	113,711
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.79052	11.71022	18,168
01/01/2012 to 12/31/2012	11.71022	13.28156	20,688
01/01/2013 to 12/31/2013	13.28156	18.07502	77,722
01/01/2014 to 12/31/2014	18.07502	18.99611	44,190
01/01/2015 to 12/31/2015	18.99611	17.60031	35,473
01/01/2016 to 12/31/2016	17.60031	21.45122	32,067
01/01/2017 to 12/31/2017	21.45122	23.59500	37,483
01/01/2018 to 12/31/2018	23.59500	19.87655	20,949
01/01/2019 to 12/31/2019	19.87655	23.89788	21,775
01/01/2020 to 12/31/2020	23.89788	24.00010	33,192
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	10.14728	9.95080	345,766
01/01/2012 to 12/31/2012	9.95080	9.75612	341,542
01/01/2013 to 12/31/2013	9.75612	9.56479	140,008
01/01/2014 to 12/31/2014	9.56479	9.37722	87,534
01/01/2015 to 12/31/2015	9.37722	9.19333	81,255
01/01/2016 to 12/31/2016	9.19333	9.01356	179,265
01/01/2017 to 12/31/2017	9.01356	8.86728	209,725
01/01/2018 to 12/31/2018	8.86728	8.80547	71,102
01/01/2019 to 12/31/2019	8.80547	8.77879	122,125
01/01/2020 to 12/31/2020	8.77879	8.62584	306,966

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2011 to 12/31/2011	11.53495	11.66806	48,460
01/01/2012 to 12/31/2012	11.66806	13.02596	53,505
01/01/2013 to 12/31/2013	13.02596	13.68754	48,598
01/01/2014 to 12/31/2014	13.68754	13.76235	44,179
01/01/2015 to 12/31/2015	13.76235	13.01159	42,835
01/01/2016 to 12/31/2016	13.01159	14.72108	34,640
01/01/2017 to 12/31/2017	14.72108	15.51152	33,328
01/01/2018 to 12/31/2018	15.51152	14.90370	29,524
01/01/2019 to 12/31/2019	14.90370	16.84692	22,800
01/01/2020 to 12/31/2020	16.84692	16.95192	20,913
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	8.66458	8.13952	55,857
01/01/2012 to 12/31/2012	8.13952	9.32719	61,834
01/01/2013 to 12/31/2013	9.32719	12.78940	74,301
01/01/2014 to 12/31/2014	12.78940	14.26226	65,264
01/01/2015 to 12/31/2015	14.26226	12.88685	44,603
01/01/2016 to 12/31/2016	12.88685	15.14735	30,437
01/01/2017 to 12/31/2017	15.14735	17.70138	36,640
01/01/2018 to 12/31/2018	17.70138	14.89646	20,737
01/01/2019 to 12/31/2019	14.89646	18.91612	20,471
01/01/2020 to 12/31/2020	18.91612	18.59544	15,709
AST International Growth Portfolio
01/01/2011 to 12/31/2011	8.97315	7.66043	116,530
01/01/2012 to 12/31/2012	7.66043	9.03951	96,195
01/01/2013 to 12/31/2013	9.03951	10.55122	75,763
01/01/2014 to 12/31/2014	10.55122	9.77282	66,655
01/01/2015 to 12/31/2015	9.77282	9.88283	65,208
01/01/2016 to 12/31/2016	9.88283	9.32341	65,363
01/01/2017 to 12/31/2017	9.32341	12.37946	63,514
01/01/2018 to 12/31/2018	12.37946	10.51759	65,624
01/01/2019 to 12/31/2019	10.51759	13.62258	53,699
01/01/2020 to 12/31/2020	13.62258	17.53849	17,771
AST International Value Portfolio
01/01/2011 to 12/31/2011	9.58113	8.21462	78,075
01/01/2012 to 12/31/2012	8.21462	9.39636	75,787
01/01/2013 to 12/31/2013	9.39636	11.00543	74,168
01/01/2014 to 12/31/2014	11.00543	10.06627	61,656
01/01/2015 to 12/31/2015	10.06627	9.94954	58,420
01/01/2016 to 12/31/2016	9.94954	9.81144	55,859
01/01/2017 to 12/31/2017	9.81144	11.81402	53,540
01/01/2018 to 12/31/2018	11.81402	9.71231	54,258
01/01/2019 to 12/31/2019	9.71231	11.42836	46,520
01/01/2020 to 12/31/2020	11.42836	11.13632	14,139
AST Investment Grade Bond Portfolio
01/01/2011 to 12/31/2011	12.68549	13.98483	3,388,371
01/01/2012 to 12/31/2012	13.98483	14.99920	1,858,678
01/01/2013 to 12/31/2013	14.99920	14.23708	1,055,361
01/01/2014 to 12/31/2014	14.23708	14.89713	967,866
01/01/2015 to 12/31/2015	14.89713	14.77639	1,590,680
01/01/2016 to 12/31/2016	14.77639	15.09637	1,765,039
01/01/2017 to 12/31/2017	15.09637	15.43939	1,194,688
01/01/2018 to 12/31/2018	15.43939	15.09465	2,419,716
01/01/2019 to 12/31/2019	15.09465	16.46065	1,153,695
01/01/2020 to 12/31/2020	16.46065	18.79534	920,942

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	9.87243	9.62404	124,364
01/01/2012 to 12/31/2012	9.62404	10.71671	140,104
01/01/2013 to 12/31/2013	10.71671	12.21717	128,730
01/01/2014 to 12/31/2014	12.21717	12.73989	126,433
01/01/2015 to 12/31/2015	12.73989	12.35920	118,512
01/01/2016 to 12/31/2016	12.35920	12.74956	112,254
01/01/2017 to 12/31/2017	12.74956	14.61968	104,928
01/01/2018 to 12/31/2018	14.61968	13.27495	83,730
01/01/2019 to 12/31/2019	13.27495	15.54340	93,692
01/01/2020 to 12/31/2020	15.54340	17.24403	89,748
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	11.03780	9.83134	125,803
01/01/2012 to 12/31/2012	9.83134	11.74996	124,436
01/01/2013 to 12/31/2013	11.74996	13.28916	139,693
01/01/2014 to 12/31/2014	13.28916	12.19916	111,250
01/01/2015 to 12/31/2015	12.19916	11.62558	106,621
01/01/2016 to 12/31/2016	11.62558	11.61833	83,360
01/01/2017 to 12/31/2017	11.61833	14.76656	85,944
01/01/2018 to 12/31/2018	14.76656	11.94664	67,975
01/01/2019 to 12/31/2019	11.94664	14.90088	57,989
01/01/2020 to 12/31/2020	14.90088	16.51947	50,380
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	11.72786	11.52499	480,501
01/01/2012 to 12/31/2012	11.52499	12.50989	437,810
01/01/2013 to 12/31/2013	12.50989	13.61768	390,388
01/01/2014 to 12/31/2014	13.61768	14.07806	349,861
01/01/2015 to 12/31/2015	14.07806	13.77683	323,062
01/01/2016 to 12/31/2016	13.77683	14.02570	289,917
01/01/2017 to 12/31/2017	14.02570	15.42107	280,969
01/01/2018 to 12/31/2018	15.42107	14.34209	222,839
01/01/2019 to 12/31/2019	14.34209	16.11507	228,705
01/01/2020 to 12/31/2020	16.11507	17.59273	206,729
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.22592	11.07902	16,790
01/01/2012 to 12/31/2012	11.07902	12.51096	21,265
01/01/2013 to 12/31/2013	12.51096	16.74199	27,850
01/01/2014 to 12/31/2014	16.74199	17.97368	57,774
01/01/2015 to 12/31/2015	17.97368	19.49526	44,381
01/01/2016 to 12/31/2016	19.49526	18.83387	21,026
01/01/2017 to 12/31/2017	18.83387	25.08180	18,422
01/01/2018 to 12/31/2018	25.08180	24.19105	12,649
01/01/2019 to 12/31/2019	24.19105	31.44901	12,235
01/01/2020 to 12/31/2020	31.44901	47.49431	9,077
AST Large-Cap Core Portfolio
04/29/2013* to 12/31/2013	9.99837	11.65174	0
01/01/2014 to 12/31/2014	11.65174	13.16434	0
01/01/2015 to 12/31/2015	13.16434	13.10528	0
01/01/2016 to 12/31/2016	13.10528	14.24377	0
01/01/2017 to 12/31/2017	14.24377	16.95536	0
01/01/2018 to 12/31/2018	16.95536	15.43234	0
01/01/2019 to 12/31/2019	15.43234	18.94063	0
01/01/2020 to 12/31/2020	18.94063	20.63910	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.62849	10.32516	172,784
01/01/2012 to 12/31/2012	10.32516	11.36411	148,698
01/01/2013 to 12/31/2013	11.36411	15.22043	139,121
01/01/2014 to 12/31/2014	15.22043	16.50219	117,477
01/01/2015 to 12/31/2015	16.50219	17.80805	104,033
01/01/2016 to 12/31/2016	17.80805	18.43317	96,174
01/01/2017 to 12/31/2017	18.43317	24.03490	88,203
01/01/2018 to 12/31/2018	24.03490	22.92759	72,833
01/01/2019 to 12/31/2019	22.92759	29.58793	47,147
01/01/2020 to 12/31/2020	29.58793	38.17207	38,129
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	12.51694	11.88737	55,650
01/01/2012 to 12/31/2012	11.88737	14.34349	40,643
01/01/2013 to 12/31/2013	14.34349	17.94830	44,837
01/01/2014 to 12/31/2014	17.94830	18.23517	52,833
01/01/2015 to 12/31/2015	18.23517	17.61561	44,874
01/01/2016 to 12/31/2016	17.61561	18.49924	46,396
01/01/2017 to 12/31/2017	18.49924	22.46148	40,687
01/01/2018 to 12/31/2018	22.46148	19.91513	32,402
01/01/2019 to 12/31/2019	19.91513	25.37367	27,211
01/01/2020 to 12/31/2020	25.37367	28.40337	25,420
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99838	10.30158	81,008
01/01/2013 to 12/31/2013	10.30158	12.00993	68,106
01/01/2014 to 12/31/2014	12.00993	12.37947	64,156
01/01/2015 to 12/31/2015	12.37947	11.98603	55,878
01/01/2016 to 12/31/2016	11.98603	12.25940	76,303
01/01/2017 to 12/31/2017	12.25940	14.00195	45,489
01/01/2018 to 12/31/2018	14.00195	12.59007	35,306
01/01/2019 to 12/31/2019	12.59007	15.15286	33,952
01/01/2020 to 12/31/2020	15.15286	16.32242	33,696
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.95423	10.67597	33,720
01/01/2012 to 12/31/2012	10.67597	12.25442	35,109
01/01/2013 to 12/31/2013	12.25442	16.42420	55,647
01/01/2014 to 12/31/2014	16.42420	17.50473	24,629
01/01/2015 to 12/31/2015	17.50473	18.40205	15,293
01/01/2016 to 12/31/2016	18.40205	18.38680	14,779
01/01/2017 to 12/31/2017	18.38680	23.56302	12,114
01/01/2018 to 12/31/2018	23.56302	23.59499	12,568
01/01/2019 to 12/31/2019	23.59499	31.87161	10,963
01/01/2020 to 12/31/2020	31.87161	40.76997	13,389
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99838	10.18480	0
01/01/2013 to 12/31/2013	10.18480	13.43053	8,046
01/01/2014 to 12/31/2014	13.43053	14.51254	8,125
01/01/2015 to 12/31/2015	14.51254	14.12496	7,859
01/01/2016 to 12/31/2016	14.12496	15.71064	12,712
01/01/2017 to 12/31/2017	15.71064	18.07433	20,936
01/01/2018 to 12/31/2018	18.07433	15.91948	12,794
01/01/2019 to 12/31/2019	15.91948	20.18758	16,799
01/01/2020 to 12/31/2020	20.18758	20.56241	15,826

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	13.50650	12.84773	41,030
01/01/2012 to 12/31/2012	12.84773	15.06598	43,172
01/01/2013 to 12/31/2013	15.06598	19.52547	45,442
01/01/2014 to 12/31/2014	19.52547	21.34921	47,294
01/01/2015 to 12/31/2015	21.34921	19.74053	163,670
01/01/2016 to 12/31/2016	19.74053	19.67264	148,322
01/01/2017 to 12/31/2017	19.67264	24.51333	142,122
01/01/2018 to 12/31/2018	24.51333	22.98494	135,522
01/01/2019 to 12/31/2019	22.98494	29.32951	126,206
01/01/2020 to 12/31/2020	29.32951	38.77212	32,806
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.26042	10.76561	53,309
01/01/2012 to 12/31/2012	10.76561	12.36201	56,155
01/01/2013 to 12/31/2013	12.36201	17.21092	74,684
01/01/2014 to 12/31/2014	17.21092	19.27797	66,820
01/01/2015 to 12/31/2015	19.27797	17.83449	54,880
01/01/2016 to 12/31/2016	17.83449	20.67312	51,181
01/01/2017 to 12/31/2017	20.67312	23.06370	50,598
01/01/2018 to 12/31/2018	23.06370	18.89115	35,741
01/01/2019 to 12/31/2019	18.89115	22.41294	25,742
01/01/2020 to 12/31/2020	22.41294	21.58115	24,215
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.39953	11.28767	3,067,168
01/01/2012 to 12/31/2012	11.28767	12.21401	2,917,636
01/01/2013 to 12/31/2013	12.21401	13.07757	2,580,011
01/01/2014 to 12/31/2014	13.07757	13.56155	2,231,114
01/01/2015 to 12/31/2015	13.56155	13.31474	1,921,323
01/01/2016 to 12/31/2016	13.31474	13.77551	1,758,438
01/01/2017 to 12/31/2017	13.77551	14.87434	1,679,979
01/01/2018 to 12/31/2018	14.87434	14.16695	1,400,238
01/01/2019 to 12/31/2019	14.16695	15.93634	1,367,413
01/01/2020 to 12/31/2020	15.93634	17.04274	1,251,898
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01829	10.06516	0
01/01/2012 to 12/31/2012	10.06516	10.56916	2,546
01/01/2013 to 12/31/2013	10.56916	10.12224	25,952
01/01/2014 to 12/31/2014	10.12224	10.52520	31,880
01/01/2015 to 12/31/2015	10.52520	10.29116	23,425
01/01/2016 to 12/31/2016	10.29116	10.51449	1,599
01/01/2017 to 12/31/2017	10.51449	10.89342	1,741
01/01/2018 to 12/31/2018	10.89342	10.59176	4,131
01/01/2019 to 12/31/2019	10.59176	11.39697	13,516
01/01/2020 to 12/31/2020	11.39697	11.84942	11,778
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	9.56644	8.79623	1,363,057
01/01/2012 to 12/31/2012	8.79623	9.73774	1,518,836
01/01/2013 to 12/31/2013	9.73774	11.17223	1,352,995
01/01/2014 to 12/31/2014	11.17223	11.96055	1,315,331
01/01/2015 to 12/31/2015	11.96055	11.65412	1,693,087
01/01/2016 to 12/31/2016	11.65412	12.57948	1,594,736
01/01/2017 to 12/31/2017	12.57948	14.31873	2,142,011
01/01/2018 to 12/31/2018	14.31873	12.97023	1,547,160
01/01/2019 to 12/31/2019	12.97023	15.15466	1,674,048
01/01/2020 to 12/31/2020	15.15466	15.72764	1,476,785

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	9.27431	9.40705	44,044
01/01/2012 to 12/31/2012	9.40705	10.95646	38,467
01/01/2013 to 12/31/2013	10.95646	14.22503	48,287
01/01/2014 to 12/31/2014	14.22503	16.34662	65,598
01/01/2015 to 12/31/2015	16.34662	16.51953	60,837
01/01/2016 to 12/31/2016	16.51953	18.60091	49,238
01/01/2017 to 12/31/2017	18.60091	22.29513	49,301
01/01/2018 to 12/31/2018	22.29513	20.05965	43,101
01/01/2019 to 12/31/2019	20.05965	24.47785	25,789
01/01/2020 to 12/31/2020	24.47785	22.75298	23,540
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99837	8.88098	0
01/01/2012 to 12/31/2012	8.88098	9.85218	0
01/01/2013 to 12/31/2013	9.85218	11.82239	0
01/01/2014 to 12/31/2014	11.82239	12.34402	0
01/01/2015 to 12/31/2015	12.34402	12.12017	16,541
01/01/2016 to 12/31/2016	12.12017	12.63420	16,541
01/01/2017 to 12/31/2017	12.63420	14.64036	0
01/01/2018 to 12/31/2018	14.64036	13.41480	0
01/01/2019 to 12/31/2019	13.41480	15.94058	0
01/01/2020 to 12/31/2020	15.94058	17.43699	0
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	12.21815	10.40817	61,481
01/01/2012 to 12/31/2012	10.40817	12.25201	64,255
01/01/2013 to 12/31/2013	12.25201	16.91414	63,124
01/01/2014 to 12/31/2014	16.91414	17.40177	54,000
01/01/2015 to 12/31/2015	17.40177	17.28813	44,173
01/01/2016 to 12/31/2016	17.28813	18.25490	40,264
01/01/2017 to 12/31/2017	18.25490	22.85392	33,555
01/01/2018 to 12/31/2018	22.85392	19.97386	29,972
01/01/2019 to 12/31/2019	19.97386	26.72624	20,710
01/01/2020 to 12/31/2020	26.72624	35.42198	19,345
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.62640	11.28700	14,569
01/01/2012 to 12/31/2012	11.28700	12.41265	14,922
01/01/2013 to 12/31/2013	12.41265	16.44967	15,992
01/01/2014 to 12/31/2014	16.44967	16.74306	16,073
01/01/2015 to 12/31/2015	16.74306	16.54363	18,553
01/01/2016 to 12/31/2016	16.54363	18.17876	15,045
01/01/2017 to 12/31/2017	18.17876	22.08581	13,913
01/01/2018 to 12/31/2018	22.08581	19.83073	10,581
01/01/2019 to 12/31/2019	19.83073	25.29783	10,614
01/01/2020 to 12/31/2020	25.29783	36.80380	7,299
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	12.25369	11.29575	81,692
01/01/2012 to 12/31/2012	11.29575	13.08511	72,140
01/01/2013 to 12/31/2013	13.08511	17.62661	68,000
01/01/2014 to 12/31/2014	17.62661	18.19129	55,807
01/01/2015 to 12/31/2015	18.19129	17.06585	51,986
01/01/2016 to 12/31/2016	17.06585	21.61833	50,546
01/01/2017 to 12/31/2017	21.61833	22.75270	49,563
01/01/2018 to 12/31/2018	22.75270	18.49547	48,523
01/01/2019 to 12/31/2019	18.49547	22.11830	47,511
01/01/2020 to 12/31/2020	22.11830	21.87160	5,680

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.47036	11.46887	1,177,868
01/01/2012 to 12/31/2012	11.46887	12.76116	1,287,000
01/01/2013 to 12/31/2013	12.76116	14.61687	1,160,351
01/01/2014 to 12/31/2014	14.61687	15.17293	1,124,054
01/01/2015 to 12/31/2015	15.17293	14.88160	1,123,720
01/01/2016 to 12/31/2016	14.88160	15.69112	1,034,091
01/01/2017 to 12/31/2017	15.69112	17.75445	1,018,034
01/01/2018 to 12/31/2018	17.75445	16.47730	861,046
01/01/2019 to 12/31/2019	16.47730	19.52142	828,367
01/01/2020 to 12/31/2020	19.52142	21.53762	769,275
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.02414	10.62508	117,954
01/01/2012 to 12/31/2012	10.62508	12.24799	112,648
01/01/2013 to 12/31/2013	12.24799	17.29463	102,273
01/01/2014 to 12/31/2014	17.29463	18.37052	96,503
01/01/2015 to 12/31/2015	18.37052	19.73636	84,773
01/01/2016 to 12/31/2016	19.73636	19.87233	80,819
01/01/2017 to 12/31/2017	19.87233	26.86535	84,119
01/01/2018 to 12/31/2018	26.86535	27.35394	79,944
01/01/2019 to 12/31/2019	27.35394	34.38813	90,216
01/01/2020 to 12/31/2020	34.38813	47.13444	69,994
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	9.93724	9.69471	143,677
01/01/2012 to 12/31/2012	9.69471	10.77810	135,757
01/01/2013 to 12/31/2013	10.77810	14.22606	132,909
01/01/2014 to 12/31/2014	14.22606	14.16445	131,096
01/01/2015 to 12/31/2015	14.16445	13.04459	128,834
01/01/2016 to 12/31/2016	13.04459	13.57314	126,529
01/01/2017 to 12/31/2017	13.57314	15.51050	124,086
01/01/2018 to 12/31/2018	15.51050	13.72821	123,998
01/01/2019 to 12/31/2019	13.72821	16.95426	351,763
01/01/2020 to 12/31/2020	16.95426	16.96914	118,624
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	15.52981	12.95425	54,604
01/01/2012 to 12/31/2012	12.95425	13.15910	45,331
01/01/2013 to 12/31/2013	13.15910	14.88539	33,264
01/01/2014 to 12/31/2014	14.88539	13.37329	34,424
01/01/2015 to 12/31/2015	13.37329	10.58666	32,782
01/01/2016 to 12/31/2016	10.58666	12.93440	40,454
01/01/2017 to 12/31/2017	12.93440	13.98848	37,518
01/01/2018 to 12/31/2018	13.98848	11.42893	23,793
01/01/2019 to 12/31/2019	11.42893	13.09461	23,254
01/01/2020 to 12/31/2020	13.09461	12.55250	22,413
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.65953	11.03672	14,167
01/01/2012 to 12/31/2012	11.03672	12.81203	10,373
01/01/2013 to 12/31/2013	12.81203	16.63249	9,196
01/01/2014 to 12/31/2014	16.63249	18.74732	1,694
01/01/2015 to 12/31/2015	18.74732	17.16504	1,416
01/01/2016 to 12/31/2016	17.16504	19.18456	2,429
01/01/2017 to 12/31/2017	19.18456	22.29489	2,773
01/01/2018 to 12/31/2018	22.29489	18.24340	1,422
01/01/2019 to 12/31/2019	18.24340	21.30986	1,411
01/01/2020 to 12/31/2020	21.30986	19.67760	750

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Wellington Management Hedged Equity Portfolio
01/01/2011 to 12/31/2011	9.74160	9.22075	597,446
01/01/2012 to 12/31/2012	9.22075	10.03476	628,595
01/01/2013 to 12/31/2013	10.03476	11.85510	616,561
01/01/2014 to 12/31/2014	11.85510	12.26244	614,396
01/01/2015 to 12/31/2015	12.26244	11.94590	594,254
01/01/2016 to 12/31/2016	11.94590	12.47643	540,510
01/01/2017 to 12/31/2017	12.47643	13.89528	515,987
01/01/2018 to 12/31/2018	13.89528	12.94062	349,990
01/01/2019 to 12/31/2019	12.94062	15.29461	263,530
01/01/2020 to 12/31/2020	15.29461	15.99315	222,481
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.72220	11.14563	109,867
01/01/2012 to 12/31/2012	11.14563	11.78482	126,306
01/01/2013 to 12/31/2013	11.78482	11.38119	128,979
01/01/2014 to 12/31/2014	11.38119	11.96112	141,441
01/01/2015 to 12/31/2015	11.96112	11.87155	121,362
01/01/2016 to 12/31/2016	11.87155	12.23875	104,781
01/01/2017 to 12/31/2017	12.23875	12.75626	127,731
01/01/2018 to 12/31/2018	12.75626	12.22162	171,339
01/01/2019 to 12/31/2019	12.22162	13.45583	148,942
01/01/2020 to 12/31/2020	13.45583	14.26164	144,045
*Denotes the start date of these sub-accounts

PREMIER B SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit, OR Highest Daily Lifetime Five Income Benefit, and Combination 5% roll-up and HAV Death Benefit (2.25%) OR Lifetime Five Income Benefit and Highest Daily Value Death Benefit (2.25%) OR HD GRO 60 bps and Combo DB (2.25%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.37822	9.88032	6,843,878
01/01/2012 to 12/31/2012	9.88032	10.87687	6,139,919
01/01/2013 to 12/31/2013	10.87687	11.69852	5,753,215
01/01/2014 to 12/31/2014	11.69852	11.87790	5,166,237
01/01/2015 to 12/31/2015	11.87790	11.24248	4,856,377
01/01/2016 to 12/31/2016	11.24248	11.69226	4,354,685
01/01/2017 to 12/31/2017	11.69226	12.87480	3,885,160
01/01/2018 to 12/31/2018	12.87480	11.56559	3,483,655
01/01/2019 to 12/31/2019	11.56559	13.12711	3,142,433
01/01/2020 to 12/31/2020	13.12711	13.37976	2,673,192
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.70809	10.48454	2,058,340
01/01/2012 to 12/31/2012	10.48454	11.65298	1,940,847
01/01/2013 to 12/31/2013	11.65298	13.28346	1,866,714
01/01/2014 to 12/31/2014	13.28346	13.78454	1,747,809
01/01/2015 to 12/31/2015	13.78454	13.58938	1,779,764
01/01/2016 to 12/31/2016	13.58938	14.23548	1,675,249
01/01/2017 to 12/31/2017	14.23548	16.27973	1,393,573
01/01/2018 to 12/31/2018	16.27973	14.98237	1,281,267
01/01/2019 to 12/31/2019	14.98237	17.85572	1,161,382
01/01/2020 to 12/31/2020	17.85572	19.32781	1,046,970
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	9.66727	9.28309	95,967
01/01/2012 to 12/31/2012	9.28309	10.01191	166,539
01/01/2013 to 12/31/2013	10.01191	11.00969	163,451
01/01/2014 to 12/31/2014	11.00969	11.32086	153,052
01/01/2015 to 12/31/2015	11.32086	11.05331	181,493
01/01/2016 to 12/31/2016	11.05331	11.33107	154,988
01/01/2017 to 12/31/2017	11.33107	12.88134	103,451
01/01/2018 to 12/31/2018	12.88134	11.60087	93,412
01/01/2019 to 12/31/2019	11.60087	13.39333	87,060
01/01/2020 to 12/31/2020	13.39333	14.94530	79,359
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.67667	10.31523	4,565,268
01/01/2012 to 12/31/2012	10.31523	11.34646	4,118,548
01/01/2013 to 12/31/2013	11.34646	13.05510	3,855,143
01/01/2014 to 12/31/2014	13.05510	13.60049	3,340,342
01/01/2015 to 12/31/2015	13.60049	13.36449	3,090,397
01/01/2016 to 12/31/2016	13.36449	13.89432	2,823,907
01/01/2017 to 12/31/2017	13.89432	15.61497	2,835,722
01/01/2018 to 12/31/2018	15.61497	14.51601	2,504,159
01/01/2019 to 12/31/2019	14.51601	16.95320	2,207,742
01/01/2020 to 12/31/2020	16.95320	18.53125	1,976,699

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99756	9.13191	1,589,823
01/01/2012 to 12/31/2012	9.13191	9.99296	1,398,698
01/01/2013 to 12/31/2013	9.99296	10.83380	1,245,656
01/01/2014 to 12/31/2014	10.83380	11.11408	1,115,972
01/01/2015 to 12/31/2015	11.11408	10.54337	959,575
01/01/2016 to 12/31/2016	10.54337	11.02957	874,263
01/01/2017 to 12/31/2017	11.02957	12.14802	791,937
01/01/2018 to 12/31/2018	12.14802	11.25208	677,331
01/01/2019 to 12/31/2019	11.25208	12.94360	611,573
01/01/2020 to 12/31/2020	12.94360	13.25842	520,449
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	11.49897	11.49917	0
01/01/2012 to 12/31/2012	11.49917	11.77377	0
01/01/2013 to 12/31/2013	11.77377	11.26437	0
01/01/2014 to 12/31/2014	11.26437	11.00598	0
01/01/2015 to 12/31/2015	11.00598	10.81574	0
01/01/2016 to 12/31/2016	10.81574	10.75124	0
01/01/2017 to 12/31/2017	10.75124	10.69420	0
01/01/2018 to 12/31/2018	10.69420	10.53559	0
01/01/2019 to 12/31/2019	10.53559	10.77975	0
01/01/2020 to 12/31/2020	10.77975	10.81246	0
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	12.47663	12.59042	0
01/01/2012 to 12/31/2012	12.59042	13.46070	0
01/01/2013 to 12/31/2013	13.46070	12.92255	0
01/01/2014 to 12/31/2014	12.92255	13.17297	0
01/01/2015 to 12/31/2015	13.17297	12.61153	0
01/01/2016 to 12/31/2016	12.61153	12.85612	0
01/01/2017 to 12/31/2017	12.85612	13.12239	0
01/01/2018 to 12/31/2018	13.12239	12.74736	0
01/01/2019 to 12/31/2019	12.74736	13.61686	0
01/01/2020 to 12/31/2020	13.61686	14.29807	0
AST Bond Portfolio 2021
01/01/2011 to 12/31/2011	10.96344	12.89923	5,764
01/01/2012 to 12/31/2012	12.89923	13.47203	4,087
01/01/2013 to 12/31/2013	13.47203	12.25318	0
01/01/2014 to 12/31/2014	12.25318	12.90403	0
01/01/2015 to 12/31/2015	12.90403	12.84514	0
01/01/2016 to 12/31/2016	12.84514	12.81854	0
01/01/2017 to 12/31/2017	12.81854	12.73526	0
01/01/2018 to 12/31/2018	12.73526	12.46191	0
01/01/2019 to 12/31/2019	12.46191	12.80539	0
01/01/2020 to 12/31/2020	12.80539	12.91813	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	9.99817	11.97169	0
01/01/2012 to 12/31/2012	11.97169	12.39242	3,035
01/01/2013 to 12/31/2013	12.39242	10.93851	0
01/01/2014 to 12/31/2014	10.93851	11.80707	0
01/01/2015 to 12/31/2015	11.80707	11.78935	0
01/01/2016 to 12/31/2016	11.78935	11.74108	0
01/01/2017 to 12/31/2017	11.74108	11.66344	0
01/01/2018 to 12/31/2018	11.66344	11.38853	0
01/01/2019 to 12/31/2019	11.38853	11.79410	0
01/01/2020 to 12/31/2020	11.79410	12.11198	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	9.99757	10.35646	0
01/01/2013 to 12/31/2013	10.35646	9.09549	17,033
01/01/2014 to 12/31/2014	9.09549	10.01785	9,956
01/01/2015 to 12/31/2015	10.01785	10.06263	0
01/01/2016 to 12/31/2016	10.06263	10.02975	0
01/01/2017 to 12/31/2017	10.02975	9.97587	0
01/01/2018 to 12/31/2018	9.97587	9.72957	0
01/01/2019 to 12/31/2019	9.72957	10.13478	0
01/01/2020 to 12/31/2020	10.13478	10.58298	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	9.99878	8.71387	0
01/01/2014 to 12/31/2014	8.71387	9.76561	0
01/01/2015 to 12/31/2015	9.76561	9.82198	0
01/01/2016 to 12/31/2016	9.82198	9.78934	0
01/01/2017 to 12/31/2017	9.78934	9.73558	0
01/01/2018 to 12/31/2018	9.73558	9.45890	0
01/01/2019 to 12/31/2019	9.45890	9.98669	0
01/01/2020 to 12/31/2020	9.98669	10.61222	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	9.99878	11.25691	0
01/01/2015 to 12/31/2015	11.25691	11.22918	12,685
01/01/2016 to 12/31/2016	11.22918	11.25394	0
01/01/2017 to 12/31/2017	11.25394	11.20832	0
01/01/2018 to 12/31/2018	11.20832	10.87973	0
01/01/2019 to 12/31/2019	10.87973	11.56788	0
01/01/2020 to 12/31/2020	11.56788	12.59710	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	9.99878	9.89735	0
01/01/2016 to 12/31/2016	9.89735	9.88100	14,398
01/01/2017 to 12/31/2017	9.88100	9.89803	13,696
01/01/2018 to 12/31/2018	9.89803	9.57835	15,316
01/01/2019 to 12/31/2019	9.57835	10.30705	0
01/01/2020 to 12/31/2020	10.30705	11.15668	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	9.99757	9.83922	3,614
01/01/2017 to 12/31/2017	9.83922	9.88152	2,744
01/01/2018 to 12/31/2018	9.88152	9.54120	3,705
01/01/2019 to 12/31/2019	9.54120	10.32856	0
01/01/2020 to 12/31/2020	10.32856	11.30029	0
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	9.99756	9.99571	0
01/01/2018 to 12/31/2018	9.99571	9.57369	0
01/01/2019 to 12/31/2019	9.57369	10.44813	0
01/01/2020 to 12/31/2020	10.44813	11.71853	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	9.99756	9.62227	0
01/01/2019 to 12/31/2019	9.62227	10.56780	3,437
01/01/2020 to 12/31/2020	10.56780	12.01894	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	9.99878	11.18839	2,063
01/01/2020 to 12/31/2020	11.18839	12.53014	3,614
AST Bond Portfolio 2031
01/02/2020* to 12/31/2020	9.99878	11.07109	2,861

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.31961	9.84787	9,803,171
01/01/2012 to 12/31/2012	9.84787	10.95243	9,098,455
01/01/2013 to 12/31/2013	10.95243	13.14089	8,699,441
01/01/2014 to 12/31/2014	13.14089	13.75064	8,097,018
01/01/2015 to 12/31/2015	13.75064	13.51979	7,460,043
01/01/2016 to 12/31/2016	13.51979	14.12690	7,026,633
01/01/2017 to 12/31/2017	14.12690	16.28871	6,228,043
01/01/2018 to 12/31/2018	16.28871	14.93785	5,721,442
01/01/2019 to 12/31/2019	14.93785	17.85942	5,306,085
01/01/2020 to 12/31/2020	17.85942	19.81039	4,669,505
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99817	11.60723	0
01/01/2014 to 12/31/2014	11.60723	12.89672	0
01/01/2015 to 12/31/2015	12.89672	12.16238	0
01/01/2016 to 12/31/2016	12.16238	13.66703	0
01/01/2017 to 12/31/2017	13.66703	15.82715	0
01/01/2018 to 12/31/2018	15.82715	14.73941	0
01/01/2019 to 12/31/2019	14.73941	18.88823	0
01/01/2020 to 12/31/2020	18.88823	19.34569	0
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	9.47128	8.79636	0
01/01/2012 to 12/31/2012	8.79636	10.90830	0
01/01/2013 to 12/31/2013	10.90830	11.13207	0
01/01/2014 to 12/31/2014	11.13207	12.40303	0
01/01/2015 to 12/31/2015	12.40303	12.11920	0
01/01/2016 to 12/31/2016	12.11920	11.95926	0
01/01/2017 to 12/31/2017	11.95926	12.97009	0
01/01/2018 to 12/31/2018	12.97009	12.08573	0
01/01/2019 to 12/31/2019	12.08573	14.78967	0
01/01/2020 to 12/31/2020	14.78967	14.03800	0
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	12.91748	13.46633	0
01/01/2012 to 12/31/2012	13.46633	15.19077	0
01/01/2013 to 12/31/2013	15.19077	15.32188	0
01/01/2014 to 12/31/2014	15.32188	19.61723	0
01/01/2015 to 12/31/2015	19.61723	20.11499	0
01/01/2016 to 12/31/2016	20.11499	20.62073	0
01/01/2017 to 12/31/2017	20.62073	21.42776	0
01/01/2018 to 12/31/2018	21.42776	19.95725	0
01/01/2019 to 12/31/2019	19.95725	25.61102	0
01/01/2020 to 12/31/2020	25.61102	24.33656	0
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	10.82692	8.44241	0
01/01/2012 to 12/31/2012	8.44241	9.73673	0
01/01/2013 to 12/31/2013	9.73673	9.54367	0
01/01/2014 to 12/31/2014	9.54367	8.89652	0
01/01/2015 to 12/31/2015	8.89652	7.24532	0
01/01/2016 to 12/31/2016	7.24532	7.96223	0
01/01/2017 to 12/31/2017	7.96223	9.84165	0
01/01/2018 to 12/31/2018	9.84165	8.27197	0
01/01/2019 to 12/31/2019	8.27197	9.16988	0
01/01/2020 to 12/31/2020	9.16988	9.33223	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	9.70641	9.35035	1,359,077
01/01/2012 to 12/31/2012	9.35035	10.11678	1,400,860
01/01/2013 to 12/31/2013	10.11678	11.35451	1,364,211
01/01/2014 to 12/31/2014	11.35451	11.45456	1,213,540
01/01/2015 to 12/31/2015	11.45456	11.31348	1,154,661
01/01/2016 to 12/31/2016	11.31348	11.53567	1,040,776
01/01/2017 to 12/31/2017	11.53567	13.14088	872,621
01/01/2018 to 12/31/2018	13.14088	11.85488	764,300
01/01/2019 to 12/31/2019	11.85488	13.91287	713,774
01/01/2020 to 12/31/2020	13.91287	14.79855	626,155
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99939	10.06008	0
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	9.99239	9.72331	81,041
01/01/2012 to 12/31/2012	9.72331	10.47221	107,460
01/01/2013 to 12/31/2013	10.47221	11.24773	114,444
01/01/2014 to 12/31/2014	11.24773	11.44479	111,090
01/01/2015 to 12/31/2015	11.44479	11.09118	87,284
01/01/2016 to 12/31/2016	11.09118	11.41780	82,084
01/01/2017 to 12/31/2017	11.41780	12.53886	66,104
01/01/2018 to 12/31/2018	12.53886	11.39593	59,827
01/01/2019 to 12/31/2019	11.39593	12.93089	53,278
01/01/2020 to 12/31/2020	12.93089	13.78017	51,460
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.71980	11.61152	0
01/01/2012 to 12/31/2012	11.61152	13.13736	0
01/01/2013 to 12/31/2013	13.13736	17.83518	0
01/01/2014 to 12/31/2014	17.83518	18.69829	0
01/01/2015 to 12/31/2015	18.69829	17.28206	0
01/01/2016 to 12/31/2016	17.28206	21.01208	0
01/01/2017 to 12/31/2017	21.01208	23.05563	0
01/01/2018 to 12/31/2018	23.05563	19.37438	0
01/01/2019 to 12/31/2019	19.37438	23.23724	0
01/01/2020 to 12/31/2020	23.23724	23.27961	0
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	10.03229	9.81415	0
01/01/2012 to 12/31/2012	9.81415	9.59827	0
01/01/2013 to 12/31/2013	9.59827	9.38716	0
01/01/2014 to 12/31/2014	9.38716	9.18065	0
01/01/2015 to 12/31/2015	9.18065	8.97854	0
01/01/2016 to 12/31/2016	8.97854	8.78150	1,084
01/01/2017 to 12/31/2017	8.78150	8.61811	847
01/01/2018 to 12/31/2018	8.61811	8.53698	840
01/01/2019 to 12/31/2019	8.53698	8.49029	0
01/01/2020 to 12/31/2020	8.49029	8.32200	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2011 to 12/31/2011	11.37212	11.47527	0
01/01/2012 to 12/31/2012	11.47527	12.77941	0
01/01/2013 to 12/31/2013	12.77941	13.39553	0
01/01/2014 to 12/31/2014	13.39553	13.43582	0
01/01/2015 to 12/31/2015	13.43582	12.67187	0
01/01/2016 to 12/31/2016	12.67187	14.30182	0
01/01/2017 to 12/31/2017	14.30182	15.03305	0
01/01/2018 to 12/31/2018	15.03305	14.40842	0
01/01/2019 to 12/31/2019	14.40842	16.24737	0
01/01/2020 to 12/31/2020	16.24737	16.30872	0
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	8.54237	8.00512	0
01/01/2012 to 12/31/2012	8.00512	9.15076	0
01/01/2013 to 12/31/2013	9.15076	12.51678	0
01/01/2014 to 12/31/2014	12.51678	13.92415	0
01/01/2015 to 12/31/2015	13.92415	12.55060	0
01/01/2016 to 12/31/2016	12.55060	14.71606	0
01/01/2017 to 12/31/2017	14.71606	17.15566	0
01/01/2018 to 12/31/2018	17.15566	14.40179	0
01/01/2019 to 12/31/2019	14.40179	18.24329	0
01/01/2020 to 12/31/2020	18.24329	17.89014	0
AST International Growth Portfolio
01/01/2011 to 12/31/2011	8.87097	7.55472	0
01/01/2012 to 12/31/2012	7.55472	8.89293	0
01/01/2013 to 12/31/2013	8.89293	10.35465	0
01/01/2014 to 12/31/2014	10.35465	9.56727	0
01/01/2015 to 12/31/2015	9.56727	9.65127	0
01/01/2016 to 12/31/2016	9.65127	9.08277	0
01/01/2017 to 12/31/2017	9.08277	12.03054	0
01/01/2018 to 12/31/2018	12.03054	10.19599	0
01/01/2019 to 12/31/2019	10.19599	13.17366	0
01/01/2020 to 12/31/2020	13.17366	16.91919	0
AST International Value Portfolio
01/01/2011 to 12/31/2011	9.47217	8.10141	0
01/01/2012 to 12/31/2012	8.10141	9.24419	0
01/01/2013 to 12/31/2013	9.24419	10.80070	0
01/01/2014 to 12/31/2014	10.80070	9.85484	0
01/01/2015 to 12/31/2015	9.85484	9.71668	0
01/01/2016 to 12/31/2016	9.71668	9.55849	0
01/01/2017 to 12/31/2017	9.55849	11.48141	0
01/01/2018 to 12/31/2018	11.48141	9.41561	0
01/01/2019 to 12/31/2019	9.41561	11.05215	0
01/01/2020 to 12/31/2020	11.05215	10.74336	0
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	9.80827	9.53814	19,602
01/01/2012 to 12/31/2012	9.53814	10.59496	55,493
01/01/2013 to 12/31/2013	10.59496	12.04899	36,506
01/01/2014 to 12/31/2014	12.04899	12.53374	34,526
01/01/2015 to 12/31/2015	12.53374	12.12952	47,365
01/01/2016 to 12/31/2016	12.12952	12.48210	44,943
01/01/2017 to 12/31/2017	12.48210	14.27811	44,043
01/01/2018 to 12/31/2018	14.27811	12.93291	43,084
01/01/2019 to 12/31/2019	12.93291	15.10597	39,019
01/01/2020 to 12/31/2020	15.10597	16.71772	39,265

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	10.88206	9.66899	0
01/01/2012 to 12/31/2012	9.66899	11.52759	0
01/01/2013 to 12/31/2013	11.52759	13.00571	0
01/01/2014 to 12/31/2014	13.00571	11.90982	0
01/01/2015 to 12/31/2015	11.90982	11.32213	0
01/01/2016 to 12/31/2016	11.32213	11.28748	0
01/01/2017 to 12/31/2017	11.28748	14.31113	0
01/01/2018 to 12/31/2018	14.31113	11.54968	0
01/01/2019 to 12/31/2019	11.54968	14.37056	0
01/01/2020 to 12/31/2020	14.37056	15.89277	0
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	11.56220	11.33459	367,461
01/01/2012 to 12/31/2012	11.33459	12.27304	545,336
01/01/2013 to 12/31/2013	12.27304	13.32716	527,059
01/01/2014 to 12/31/2014	13.32716	13.74406	446,654
01/01/2015 to 12/31/2015	13.74406	13.41700	336,286
01/01/2016 to 12/31/2016	13.41700	13.62609	258,882
01/01/2017 to 12/31/2017	13.62609	14.94525	213,161
01/01/2018 to 12/31/2018	14.94525	13.86539	158,874
01/01/2019 to 12/31/2019	13.86539	15.54132	147,177
01/01/2020 to 12/31/2020	15.54132	16.92482	132,901
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.19487	11.02146	0
01/01/2012 to 12/31/2012	11.02146	12.41541	0
01/01/2013 to 12/31/2013	12.41541	16.57359	0
01/01/2014 to 12/31/2014	16.57359	17.74935	0
01/01/2015 to 12/31/2015	17.74935	19.20481	0
01/01/2016 to 12/31/2016	19.20481	18.50805	0
01/01/2017 to 12/31/2017	18.50805	24.58788	0
01/01/2018 to 12/31/2018	24.58788	23.65644	0
01/01/2019 to 12/31/2019	23.65644	30.67882	0
01/01/2020 to 12/31/2020	30.67882	46.21796	0
AST Large-Cap Core Portfolio
04/29/2013* to 12/31/2013	9.99817	11.63219	0
01/01/2014 to 12/31/2014	11.63219	13.11023	0
01/01/2015 to 12/31/2015	13.11023	13.01952	0
01/01/2016 to 12/31/2016	13.01952	14.11598	0
01/01/2017 to 12/31/2017	14.11598	16.76237	0
01/01/2018 to 12/31/2018	16.76237	15.21923	0
01/01/2019 to 12/31/2019	15.21923	18.63360	0
01/01/2020 to 12/31/2020	18.63360	20.25487	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.47834	10.15451	0
01/01/2012 to 12/31/2012	10.15451	11.14880	0
01/01/2013 to 12/31/2013	11.14880	14.89547	0
01/01/2014 to 12/31/2014	14.89547	16.11043	0
01/01/2015 to 12/31/2015	16.11043	17.34281	0
01/01/2016 to 12/31/2016	17.34281	17.90794	0
01/01/2017 to 12/31/2017	17.90794	23.29311	0
01/01/2018 to 12/31/2018	23.29311	22.16537	0
01/01/2019 to 12/31/2019	22.16537	28.53446	0
01/01/2020 to 12/31/2020	28.53446	36.72309	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	12.34035	11.69116	0
01/01/2012 to 12/31/2012	11.69116	14.07213	0
01/01/2013 to 12/31/2013	14.07213	17.56575	0
01/01/2014 to 12/31/2014	17.56575	17.80286	0
01/01/2015 to 12/31/2015	17.80286	17.15596	0
01/01/2016 to 12/31/2016	17.15596	17.97257	0
01/01/2017 to 12/31/2017	17.97257	21.76883	0
01/01/2018 to 12/31/2018	21.76883	19.25350	0
01/01/2019 to 12/31/2019	19.25350	24.47075	0
01/01/2020 to 12/31/2020	24.47075	27.32552	0
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99818	10.28444	0
01/01/2013 to 12/31/2013	10.28444	11.96070	18,289
01/01/2014 to 12/31/2014	11.96070	12.29863	15,392
01/01/2015 to 12/31/2015	12.29863	11.87859	8,453
01/01/2016 to 12/31/2016	11.87859	12.11994	7,821
01/01/2017 to 12/31/2017	12.11994	13.80892	9,754
01/01/2018 to 12/31/2018	13.80892	12.38586	8,947
01/01/2019 to 12/31/2019	12.38586	14.87074	12,503
01/01/2020 to 12/31/2020	14.87074	15.97944	11,680
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.79966	10.49959	0
01/01/2012 to 12/31/2012	10.49959	12.02243	0
01/01/2013 to 12/31/2013	12.02243	16.07390	0
01/01/2014 to 12/31/2014	16.07390	17.08945	0
01/01/2015 to 12/31/2015	17.08945	17.92160	0
01/01/2016 to 12/31/2016	17.92160	17.86309	0
01/01/2017 to 12/31/2017	17.86309	22.83614	0
01/01/2018 to 12/31/2018	22.83614	22.81087	0
01/01/2019 to 12/31/2019	22.81087	30.73723	0
01/01/2020 to 12/31/2020	30.73723	39.22273	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99818	10.17554	0
01/01/2013 to 12/31/2013	10.17554	13.38557	0
01/01/2014 to 12/31/2014	13.38557	14.42863	0
01/01/2015 to 12/31/2015	14.42863	14.00902	0
01/01/2016 to 12/31/2016	14.00902	15.54366	0
01/01/2017 to 12/31/2017	15.54366	17.83863	0
01/01/2018 to 12/31/2018	17.83863	15.67329	0
01/01/2019 to 12/31/2019	15.67329	19.82690	0
01/01/2020 to 12/31/2020	19.82690	20.14564	0
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	13.31590	12.63558	0
01/01/2012 to 12/31/2012	12.63558	14.78088	0
01/01/2013 to 12/31/2013	14.78088	19.10921	0
01/01/2014 to 12/31/2014	19.10921	20.84303	0
01/01/2015 to 12/31/2015	20.84303	19.22533	0
01/01/2016 to 12/31/2016	19.22533	19.11237	0
01/01/2017 to 12/31/2017	19.11237	23.75704	0
01/01/2018 to 12/31/2018	23.75704	22.22094	0
01/01/2019 to 12/31/2019	22.22094	28.28527	0
01/01/2020 to 12/31/2020	28.28527	37.30034	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.10141	10.58780	0
01/01/2012 to 12/31/2012	10.58780	12.12804	0
01/01/2013 to 12/31/2013	12.12804	16.84393	0
01/01/2014 to 12/31/2014	16.84393	18.82076	0
01/01/2015 to 12/31/2015	18.82076	17.36897	0
01/01/2016 to 12/31/2016	17.36897	20.08442	0
01/01/2017 to 12/31/2017	20.08442	22.35221	0
01/01/2018 to 12/31/2018	22.35221	18.26333	0
01/01/2019 to 12/31/2019	18.26333	21.61496	0
01/01/2020 to 12/31/2020	21.61496	20.76187	0
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.25882	11.12122	2,743,932
01/01/2012 to 12/31/2012	11.12122	12.00437	2,824,903
01/01/2013 to 12/31/2013	12.00437	12.82173	2,616,705
01/01/2014 to 12/31/2014	12.82173	13.26380	2,326,101
01/01/2015 to 12/31/2015	13.26380	12.99049	1,941,414
01/01/2016 to 12/31/2016	12.99049	13.40721	1,953,222
01/01/2017 to 12/31/2017	13.40721	14.44138	1,811,229
01/01/2018 to 12/31/2018	14.44138	13.72078	1,623,899
01/01/2019 to 12/31/2019	13.72078	15.39680	1,356,545
01/01/2020 to 12/31/2020	15.39680	16.42551	1,254,688
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01809	10.06089	0
01/01/2012 to 12/31/2012	10.06089	10.53869	0
01/01/2013 to 12/31/2013	10.53869	10.06837	0
01/01/2014 to 12/31/2014	10.06837	10.44364	0
01/01/2015 to 12/31/2015	10.44364	10.18642	0
01/01/2016 to 12/31/2016	10.18642	10.38211	226
01/01/2017 to 12/31/2017	10.38211	10.73017	170
01/01/2018 to 12/31/2018	10.73017	10.40742	176
01/01/2019 to 12/31/2019	10.40742	11.17129	0
01/01/2020 to 12/31/2020	11.17129	11.58643	0
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	9.45472	8.67232	2,442,153
01/01/2012 to 12/31/2012	8.67232	9.57690	2,190,385
01/01/2013 to 12/31/2013	9.57690	10.96089	2,086,482
01/01/2014 to 12/31/2014	10.96089	11.70562	1,964,518
01/01/2015 to 12/31/2015	11.70562	11.37781	1,914,474
01/01/2016 to 12/31/2016	11.37781	12.25119	1,852,161
01/01/2017 to 12/31/2017	12.25119	13.91107	1,858,154
01/01/2018 to 12/31/2018	13.91107	12.56986	1,741,490
01/01/2019 to 12/31/2019	12.56986	14.65094	1,551,871
01/01/2020 to 12/31/2020	14.65094	15.16775	1,278,180
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	9.14329	9.25157	0
01/01/2012 to 12/31/2012	9.25157	10.74903	0
01/01/2013 to 12/31/2013	10.74903	13.92157	0
01/01/2014 to 12/31/2014	13.92157	15.95887	0
01/01/2015 to 12/31/2015	15.95887	16.08820	0
01/01/2016 to 12/31/2016	16.08820	18.07098	0
01/01/2017 to 12/31/2017	18.07098	21.60711	0
01/01/2018 to 12/31/2018	21.60711	19.39282	0
01/01/2019 to 12/31/2019	19.39282	23.60631	0
01/01/2020 to 12/31/2020	23.60631	21.88922	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99817	8.86648	0
01/01/2012 to 12/31/2012	8.86648	9.81199	0
01/01/2013 to 12/31/2013	9.81199	11.74541	3,084
01/01/2014 to 12/31/2014	11.74541	12.23364	5,004
01/01/2015 to 12/31/2015	12.23364	11.98233	9,337
01/01/2016 to 12/31/2016	11.98233	12.46009	8,579
01/01/2017 to 12/31/2017	12.46009	14.40340	21,917
01/01/2018 to 12/31/2018	14.40340	13.16521	22,126
01/01/2019 to 12/31/2019	13.16521	15.60572	15,583
01/01/2020 to 12/31/2020	15.60572	17.02906	14,418
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	12.04549	10.23600	0
01/01/2012 to 12/31/2012	10.23600	12.01985	0
01/01/2013 to 12/31/2013	12.01985	16.55303	0
01/01/2014 to 12/31/2014	16.55303	16.98854	0
01/01/2015 to 12/31/2015	16.98854	16.83642	0
01/01/2016 to 12/31/2016	16.83642	17.73452	0
01/01/2017 to 12/31/2017	17.73452	22.14839	0
01/01/2018 to 12/31/2018	22.14839	19.30962	0
01/01/2019 to 12/31/2019	19.30962	25.77434	0
01/01/2020 to 12/31/2020	25.77434	34.07681	0
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.49409	11.13148	0
01/01/2012 to 12/31/2012	11.13148	12.21161	0
01/01/2013 to 12/31/2013	12.21161	16.14369	0
01/01/2014 to 12/31/2014	16.14369	16.39138	0
01/01/2015 to 12/31/2015	16.39138	16.15661	0
01/01/2016 to 12/31/2016	16.15661	17.71016	0
01/01/2017 to 12/31/2017	17.71016	21.46414	0
01/01/2018 to 12/31/2018	21.46414	19.22515	0
01/01/2019 to 12/31/2019	19.22515	24.46545	0
01/01/2020 to 12/31/2020	24.46545	35.50593	0
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	12.08066	11.10904	0
01/01/2012 to 12/31/2012	11.10904	12.83722	0
01/01/2013 to 12/31/2013	12.83722	17.25050	0
01/01/2014 to 12/31/2014	17.25050	17.75965	0
01/01/2015 to 12/31/2015	17.75965	16.62018	0
01/01/2016 to 12/31/2016	16.62018	21.00249	0
01/01/2017 to 12/31/2017	21.00249	22.05076	0
01/01/2018 to 12/31/2018	22.05076	17.88078	0
01/01/2019 to 12/31/2019	17.88078	21.33096	0
01/01/2020 to 12/31/2020	21.33096	21.04151	0
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.30851	11.27944	828,168
01/01/2012 to 12/31/2012	11.27944	12.51966	805,114
01/01/2013 to 12/31/2013	12.51966	14.30533	864,271
01/01/2014 to 12/31/2014	14.30533	14.81310	892,322
01/01/2015 to 12/31/2015	14.81310	14.49314	910,758
01/01/2016 to 12/31/2016	14.49314	15.24435	846,539
01/01/2017 to 12/31/2017	15.24435	17.20697	716,426
01/01/2018 to 12/31/2018	17.20697	15.92989	636,937
01/01/2019 to 12/31/2019	15.92989	18.82674	630,082
01/01/2020 to 12/31/2020	18.82674	20.72028	566,279

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.89854	10.47838	0
01/01/2012 to 12/31/2012	10.47838	12.04928	0
01/01/2013 to 12/31/2013	12.04928	16.97245	0
01/01/2014 to 12/31/2014	16.97245	17.98424	0
01/01/2015 to 12/31/2015	17.98424	19.27402	0
01/01/2016 to 12/31/2016	19.27402	19.35951	0
01/01/2017 to 12/31/2017	19.35951	26.10838	0
01/01/2018 to 12/31/2018	26.10838	26.51780	0
01/01/2019 to 12/31/2019	26.51780	33.25559	0
01/01/2020 to 12/31/2020	33.25559	45.47083	0
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	9.79708	9.53469	0
01/01/2012 to 12/31/2012	9.53469	10.57417	0
01/01/2013 to 12/31/2013	10.57417	13.92281	0
01/01/2014 to 12/31/2014	13.92281	13.82856	0
01/01/2015 to 12/31/2015	13.82856	12.70406	0
01/01/2016 to 12/31/2016	12.70406	13.18650	0
01/01/2017 to 12/31/2017	13.18650	15.03201	0
01/01/2018 to 12/31/2018	15.03201	13.27197	0
01/01/2019 to 12/31/2019	13.27197	16.35087	0
01/01/2020 to 12/31/2020	16.35087	16.32524	0
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	15.31064	12.74029	0
01/01/2012 to 12/31/2012	12.74029	12.91003	0
01/01/2013 to 12/31/2013	12.91003	14.56784	0
01/01/2014 to 12/31/2014	14.56784	13.05591	0
01/01/2015 to 12/31/2015	13.05591	10.31008	0
01/01/2016 to 12/31/2016	10.31008	12.56588	0
01/01/2017 to 12/31/2017	12.56588	13.55679	0
01/01/2018 to 12/31/2018	13.55679	11.04905	0
01/01/2019 to 12/31/2019	11.04905	12.62848	0
01/01/2020 to 12/31/2020	12.62848	12.07608	0
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.49463	10.85406	0
01/01/2012 to 12/31/2012	10.85406	12.56906	0
01/01/2013 to 12/31/2013	12.56906	16.27725	0
01/01/2014 to 12/31/2014	16.27725	18.30203	0
01/01/2015 to 12/31/2015	18.30203	16.71631	0
01/01/2016 to 12/31/2016	16.71631	18.63749	0
01/01/2017 to 12/31/2017	18.63749	21.60625	0
01/01/2018 to 12/31/2018	21.60625	17.63639	0
01/01/2019 to 12/31/2019	17.63639	20.55055	0
01/01/2020 to 12/31/2020	20.55055	18.93002	0
AST Wellington Management Hedged Equity Portfolio
01/01/2011 to 12/31/2011	9.62121	9.08459	2,223
01/01/2012 to 12/31/2012	9.08459	9.86225	4,081
01/01/2013 to 12/31/2013	9.86225	11.62287	59,005
01/01/2014 to 12/31/2014	11.62287	11.99269	68,303
01/01/2015 to 12/31/2015	11.99269	11.65454	58,068
01/01/2016 to 12/31/2016	11.65454	12.14240	58,035
01/01/2017 to 12/31/2017	12.14240	13.49029	54,898
01/01/2018 to 12/31/2018	13.49029	12.53257	52,487
01/01/2019 to 12/31/2019	12.53257	14.77620	50,654
01/01/2020 to 12/31/2020	14.77620	15.41327	44,468

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.64051	11.03361	0
01/01/2012 to 12/31/2012	11.03361	11.63787	0
01/01/2013 to 12/31/2013	11.63787	11.21185	0
01/01/2014 to 12/31/2014	11.21185	11.75439	0
01/01/2015 to 12/31/2015	11.75439	11.63783	0
01/01/2016 to 12/31/2016	11.63783	11.96851	0
01/01/2017 to 12/31/2017	11.96851	12.44419	0
01/01/2018 to 12/31/2018	12.44419	11.89335	0
01/01/2019 to 12/31/2019	11.89335	13.06249	0
01/01/2020 to 12/31/2020	13.06249	13.81088	0
*Denotes the start date of these sub-accounts

PREMIER B SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.05357	9.68945	172,922
01/01/2012 to 12/31/2012	9.68945	10.79903	187,764
01/01/2013 to 12/31/2013	10.79903	11.75851	169,163
01/01/2014 to 12/31/2014	11.75851	12.08662	230,801
01/01/2015 to 12/31/2015	12.08662	11.58176	286,697
01/01/2016 to 12/31/2016	11.58176	12.19380	296,022
01/01/2017 to 12/31/2017	12.19380	13.59275	280,237
01/01/2018 to 12/31/2018	13.59275	12.36263	241,676
01/01/2019 to 12/31/2019	12.36263	14.20530	238,428
01/01/2020 to 12/31/2020	14.20530	14.65795	228,821
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.59254	10.49952	36,272
01/01/2012 to 12/31/2012	10.49952	11.81435	79,091
01/01/2013 to 12/31/2013	11.81435	13.63409	158,790
01/01/2014 to 12/31/2014	13.63409	14.32368	180,239
01/01/2015 to 12/31/2015	14.32368	14.29579	206,753
01/01/2016 to 12/31/2016	14.29579	15.16031	258,359
01/01/2017 to 12/31/2017	15.16031	17.55127	276,330
01/01/2018 to 12/31/2018	17.55127	16.35373	293,477
01/01/2019 to 12/31/2019	16.35373	19.73136	269,061
01/01/2020 to 12/31/2020	19.73136	21.62240	261,751
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	9.99007	9.71160	5,942
01/01/2012 to 12/31/2012	9.71160	10.60403	50,477
01/01/2013 to 12/31/2013	10.60403	11.80510	62,149
01/01/2014 to 12/31/2014	11.80510	12.28896	69,809
01/01/2015 to 12/31/2015	12.28896	12.14719	72,169
01/01/2016 to 12/31/2016	12.14719	12.60617	100,956
01/01/2017 to 12/31/2017	12.60617	14.50774	139,717
01/01/2018 to 12/31/2018	14.50774	13.22832	137,096
01/01/2019 to 12/31/2019	13.22832	15.46111	147,025
01/01/2020 to 12/31/2020	15.46111	17.46615	146,805
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.40804	10.17985	366,569
01/01/2012 to 12/31/2012	10.17985	11.33645	524,542
01/01/2013 to 12/31/2013	11.33645	13.20498	566,259
01/01/2014 to 12/31/2014	13.20498	13.92690	843,587
01/01/2015 to 12/31/2015	13.92690	13.85466	1,049,212
01/01/2016 to 12/31/2016	13.85466	14.58164	1,373,384
01/01/2017 to 12/31/2017	14.58164	16.58958	1,583,679
01/01/2018 to 12/31/2018	16.58958	15.61408	1,661,615
01/01/2019 to 12/31/2019	15.61408	18.46124	1,774,057
01/01/2020 to 12/31/2020	18.46124	20.42947	1,843,290

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	11.77276	11.91843	101,716
01/01/2012 to 12/31/2012	11.91843	12.35443	57,567
01/01/2013 to 12/31/2013	12.35443	11.96593	61,513
01/01/2014 to 12/31/2014	11.96593	11.83586	56,087
01/01/2015 to 12/31/2015	11.83586	11.77554	95,573
01/01/2016 to 12/31/2016	11.77554	11.85025	101,282
01/01/2017 to 12/31/2017	11.85025	11.93304	177,391
01/01/2018 to 12/31/2018	11.93304	11.90270	280,925
01/01/2019 to 12/31/2019	11.90270	12.32937	290,821
01/01/2020 to 12/31/2020	12.32937	12.51982	297,341
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	12.57524	12.84647	42,310
01/01/2012 to 12/31/2012	12.84647	13.90489	141,041
01/01/2013 to 12/31/2013	13.90489	13.51422	157,940
01/01/2014 to 12/31/2014	13.51422	13.94662	156,494
01/01/2015 to 12/31/2015	13.94662	13.51743	159,560
01/01/2016 to 12/31/2016	13.51743	13.94960	163,286
01/01/2017 to 12/31/2017	13.94960	14.41424	156,940
01/01/2018 to 12/31/2018	14.41424	14.17661	155,240
01/01/2019 to 12/31/2019	14.17661	15.33112	170,125
01/01/2020 to 12/31/2020	15.33112	16.29730	159,684
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	9.88109	9.54594	115,629
01/01/2012 to 12/31/2012	9.54594	10.74833	85,759
01/01/2013 to 12/31/2013	10.74833	13.05551	147,135
01/01/2014 to 12/31/2014	13.05551	13.83039	261,580
01/01/2015 to 12/31/2015	13.83039	13.76649	412,131
01/01/2016 to 12/31/2016	13.76649	14.56220	531,059
01/01/2017 to 12/31/2017	14.56220	16.99771	642,736
01/01/2018 to 12/31/2018	16.99771	15.78215	717,176
01/01/2019 to 12/31/2019	15.78215	19.10225	788,216
01/01/2020 to 12/31/2020	19.10225	21.45112	843,766
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	9.76197	9.17833	541
01/01/2012 to 12/31/2012	9.17833	11.52315	1,910
01/01/2013 to 12/31/2013	11.52315	11.90508	5,835
01/01/2014 to 12/31/2014	11.90508	13.42844	9,633
01/01/2015 to 12/31/2015	13.42844	13.28358	9,943
01/01/2016 to 12/31/2016	13.28358	13.26990	23,866
01/01/2017 to 12/31/2017	13.26990	14.56915	23,573
01/01/2018 to 12/31/2018	14.56915	13.74481	23,009
01/01/2019 to 12/31/2019	13.74481	17.02803	24,798
01/01/2020 to 12/31/2020	17.02803	16.36283	28,912
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	8.36127	8.82419	4,845
01/01/2012 to 12/31/2012	8.82419	10.07765	33,808
01/01/2013 to 12/31/2013	10.07765	10.29050	28,693
01/01/2014 to 12/31/2014	10.29050	13.33818	33,765
01/01/2015 to 12/31/2015	13.33818	13.84584	49,429
01/01/2016 to 12/31/2016	13.84584	14.36896	61,695
01/01/2017 to 12/31/2017	14.36896	15.11555	58,323
01/01/2018 to 12/31/2018	15.11555	14.25356	59,512
01/01/2019 to 12/31/2019	14.25356	18.51789	60,285
01/01/2020 to 12/31/2020	18.51789	17.81454	64,082

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	11.15868	8.80869	2,616
01/01/2012 to 12/31/2012	8.80869	10.28504	3,295
01/01/2013 to 12/31/2013	10.28504	10.20593	18,822
01/01/2014 to 12/31/2014	10.20593	9.63174	22,153
01/01/2015 to 12/31/2015	9.63174	7.94129	23,602
01/01/2016 to 12/31/2016	7.94129	8.83470	26,731
01/01/2017 to 12/31/2017	8.83470	11.05480	36,278
01/01/2018 to 12/31/2018	11.05480	9.40746	33,283
01/01/2019 to 12/31/2019	9.40746	10.55768	26,904
01/01/2020 to 12/31/2020	10.55768	10.87757	23,580
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	9.70021	9.45972	70,843
01/01/2012 to 12/31/2012	9.45972	10.36217	125,844
01/01/2013 to 12/31/2013	10.36217	11.77393	141,532
01/01/2014 to 12/31/2014	11.77393	12.02477	146,745
01/01/2015 to 12/31/2015	12.02477	12.02372	175,869
01/01/2016 to 12/31/2016	12.02372	12.41117	191,548
01/01/2017 to 12/31/2017	12.41117	14.31272	207,742
01/01/2018 to 12/31/2018	14.31272	13.07285	192,111
01/01/2019 to 12/31/2019	13.07285	15.53206	198,626
01/01/2020 to 12/31/2020	15.53206	16.72529	188,642
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99973	10.07671	116,944
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.32606	10.17206	13,151
01/01/2012 to 12/31/2012	10.17206	11.09154	67,208
01/01/2013 to 12/31/2013	11.09154	12.06017	27,028
01/01/2014 to 12/31/2014	12.06017	12.42331	62,516
01/01/2015 to 12/31/2015	12.42331	12.18843	73,646
01/01/2016 to 12/31/2016	12.18843	12.70214	98,929
01/01/2017 to 12/31/2017	12.70214	14.12146	96,526
01/01/2018 to 12/31/2018	14.12146	12.99418	83,476
01/01/2019 to 12/31/2019	12.99418	14.92684	85,776
01/01/2020 to 12/31/2020	14.92684	16.10419	73,254
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	12.07909	12.11532	1,906
01/01/2012 to 12/31/2012	12.11532	13.87726	4,328
01/01/2013 to 12/31/2013	13.87726	19.07270	10,593
01/01/2014 to 12/31/2014	19.07270	20.24314	14,911
01/01/2015 to 12/31/2015	20.24314	18.94153	28,415
01/01/2016 to 12/31/2016	18.94153	23.31383	35,607
01/01/2017 to 12/31/2017	23.31383	25.89693	38,501
01/01/2018 to 12/31/2018	25.89693	22.03326	44,443
01/01/2019 to 12/31/2019	22.03326	26.75324	46,090
01/01/2020 to 12/31/2020	26.75324	27.13377	54,152

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	10.27485	10.17598	28,226
01/01/2012 to 12/31/2012	10.17598	10.07626	137,020
01/01/2013 to 12/31/2013	10.07626	9.97714	122,291
01/01/2014 to 12/31/2014	9.97714	9.87852	250,708
01/01/2015 to 12/31/2015	9.87852	9.78032	270,947
01/01/2016 to 12/31/2016	9.78032	9.68399	281,767
01/01/2017 to 12/31/2017	9.68399	9.62117	396,090
01/01/2018 to 12/31/2018	9.62117	9.64920	275,729
01/01/2019 to 12/31/2019	9.64920	9.71522	182,453
01/01/2020 to 12/31/2020	9.71522	9.64093	305,311
AST High Yield Portfolio
01/01/2011 to 12/31/2011	11.08074	11.31919	24,364
01/01/2012 to 12/31/2012	11.31919	12.76194	53,227
01/01/2013 to 12/31/2013	12.76194	13.54280	47,007
01/01/2014 to 12/31/2014	13.54280	13.75166	62,152
01/01/2015 to 12/31/2015	13.75166	13.13027	80,541
01/01/2016 to 12/31/2016	13.13027	15.00201	109,170
01/01/2017 to 12/31/2017	15.00201	15.96360	109,039
01/01/2018 to 12/31/2018	15.96360	15.49079	124,974
01/01/2019 to 12/31/2019	15.49079	17.68393	125,024
01/01/2020 to 12/31/2020	17.68393	17.97045	121,515
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	7.55590	7.16817	1,094
01/01/2012 to 12/31/2012	7.16817	8.29561	14,852
01/01/2013 to 12/31/2013	8.29561	11.48738	31,898
01/01/2014 to 12/31/2014	11.48738	12.93708	42,358
01/01/2015 to 12/31/2015	12.93708	11.80525	49,990
01/01/2016 to 12/31/2016	11.80525	14.01298	61,709
01/01/2017 to 12/31/2017	14.01298	16.53743	85,467
01/01/2018 to 12/31/2018	16.53743	14.05575	103,948
01/01/2019 to 12/31/2019	14.05575	18.02518	107,832
01/01/2020 to 12/31/2020	18.02518	17.89519	109,128
AST International Growth Portfolio
01/01/2011 to 12/31/2011	9.01789	7.77483	437
01/01/2012 to 12/31/2012	7.77483	9.26557	8,321
01/01/2013 to 12/31/2013	9.26557	10.92201	15,690
01/01/2014 to 12/31/2014	10.92201	10.21646	15,533
01/01/2015 to 12/31/2015	10.21646	10.43383	19,369
01/01/2016 to 12/31/2016	10.43383	9.94030	16,568
01/01/2017 to 12/31/2017	9.94030	13.32866	20,148
01/01/2018 to 12/31/2018	13.32866	11.43688	25,328
01/01/2019 to 12/31/2019	11.43688	14.95971	29,398
01/01/2020 to 12/31/2020	14.95971	19.45065	34,784
AST International Value Portfolio
01/01/2011 to 12/31/2011	9.17929	7.94794	1,773
01/01/2012 to 12/31/2012	7.94794	9.18156	3,131
01/01/2013 to 12/31/2013	9.18156	10.86035	7,431
01/01/2014 to 12/31/2014	10.86035	10.03208	9,404
01/01/2015 to 12/31/2015	10.03208	10.01389	11,194
01/01/2016 to 12/31/2016	10.01389	9.97240	10,720
01/01/2017 to 12/31/2017	9.97240	12.12628	12,615
01/01/2018 to 12/31/2018	12.12628	10.06836	9,185
01/01/2019 to 12/31/2019	10.06836	11.96465	9,097
01/01/2020 to 12/31/2020	11.96465	11.77440	12,162

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	10.13569	9.97825	1,208
01/01/2012 to 12/31/2012	9.97825	11.22134	27,647
01/01/2013 to 12/31/2013	11.22134	12.91910	27,963
01/01/2014 to 12/31/2014	12.91910	13.60521	34,332
01/01/2015 to 12/31/2015	13.60521	13.32949	53,555
01/01/2016 to 12/31/2016	13.32949	13.88622	58,208
01/01/2017 to 12/31/2017	13.88622	16.08024	65,148
01/01/2018 to 12/31/2018	16.08024	14.74659	61,814
01/01/2019 to 12/31/2019	14.74659	17.43752	95,993
01/01/2020 to 12/31/2020	17.43752	19.53693	95,827
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	9.09678	8.18270	11,011
01/01/2012 to 12/31/2012	8.18270	9.87658	14,182
01/01/2013 to 12/31/2013	9.87658	11.28094	28,745
01/01/2014 to 12/31/2014	11.28094	10.45830	71,525
01/01/2015 to 12/31/2015	10.45830	10.06541	106,352
01/01/2016 to 12/31/2016	10.06541	10.15840	111,320
01/01/2017 to 12/31/2017	10.15840	13.03844	128,328
01/01/2018 to 12/31/2018	13.03844	10.65367	196,763
01/01/2019 to 12/31/2019	10.65367	13.41967	171,119
01/01/2020 to 12/31/2020	13.41967	15.02475	187,611
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	10.65289	10.57215	44,156
01/01/2012 to 12/31/2012	10.57215	11.58947	68,595
01/01/2013 to 12/31/2013	11.58947	12.74066	67,156
01/01/2014 to 12/31/2014	12.74066	13.30181	88,614
01/01/2015 to 12/31/2015	13.30181	13.14611	89,830
01/01/2016 to 12/31/2016	13.14611	13.51574	125,636
01/01/2017 to 12/31/2017	13.51574	15.00708	141,975
01/01/2018 to 12/31/2018	15.00708	14.09612	134,968
01/01/2019 to 12/31/2019	14.09612	15.99541	138,165
01/01/2020 to 12/31/2020	15.99541	17.63488	139,672
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.35164	11.31377	0
01/01/2012 to 12/31/2012	11.31377	12.90295	518
01/01/2013 to 12/31/2013	12.90295	17.43738	5,435
01/01/2014 to 12/31/2014	17.43738	18.90555	8,490
01/01/2015 to 12/31/2015	18.90555	20.70893	10,511
01/01/2016 to 12/31/2016	20.70893	20.20390	10,182
01/01/2017 to 12/31/2017	20.20390	27.17167	14,178
01/01/2018 to 12/31/2018	27.17167	26.46778	16,937
01/01/2019 to 12/31/2019	26.46778	34.74953	20,499
01/01/2020 to 12/31/2020	34.74953	52.99759	27,829
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	9.74903	9.56442	5,154
01/01/2012 to 12/31/2012	9.56442	10.63120	48,310
01/01/2013 to 12/31/2013	10.63120	14.37959	35,153
01/01/2014 to 12/31/2014	14.37959	15.74482	73,599
01/01/2015 to 12/31/2015	15.74482	17.15902	82,680
01/01/2016 to 12/31/2016	17.15902	17.93663	79,915
01/01/2017 to 12/31/2017	17.93663	23.61802	104,767
01/01/2018 to 12/31/2018	23.61802	22.75449	128,715
01/01/2019 to 12/31/2019	22.75449	29.65526	119,761
01/01/2020 to 12/31/2020	29.65526	38.63746	126,949

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	10.33903	9.91614	18,473
01/01/2012 to 12/31/2012	9.91614	12.08368	28,565
01/01/2013 to 12/31/2013	12.08368	15.27018	35,474
01/01/2014 to 12/31/2014	15.27018	15.66783	48,968
01/01/2015 to 12/31/2015	15.66783	15.28549	63,770
01/01/2016 to 12/31/2016	15.28549	16.21071	73,574
01/01/2017 to 12/31/2017	16.21071	19.87703	102,439
01/01/2018 to 12/31/2018	19.87703	17.79928	108,751
01/01/2019 to 12/31/2019	17.79928	22.90247	107,745
01/01/2020 to 12/31/2020	22.90247	25.89091	98,947
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99918	10.37057	16,117
01/01/2013 to 12/31/2013	10.37057	12.20998	8,126
01/01/2014 to 12/31/2014	12.20998	12.71038	13,083
01/01/2015 to 12/31/2015	12.71038	12.42824	15,806
01/01/2016 to 12/31/2016	12.42824	12.83725	25,969
01/01/2017 to 12/31/2017	12.83725	14.80668	26,954
01/01/2018 to 12/31/2018	14.80668	13.44632	22,681
01/01/2019 to 12/31/2019	13.44632	16.34372	74,074
01/01/2020 to 12/31/2020	16.34372	17.77964	115,259
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.04775	9.88927	3,386
01/01/2012 to 12/31/2012	9.88927	11.46400	5,224
01/01/2013 to 12/31/2013	11.46400	15.51686	16,702
01/01/2014 to 12/31/2014	15.51686	16.70138	32,940
01/01/2015 to 12/31/2015	16.70138	17.73141	52,858
01/01/2016 to 12/31/2016	17.73141	17.89169	66,755
01/01/2017 to 12/31/2017	17.89169	23.15489	77,695
01/01/2018 to 12/31/2018	23.15489	23.41734	98,238
01/01/2019 to 12/31/2019	23.41734	31.94467	95,673
01/01/2020 to 12/31/2020	31.94467	41.26780	99,404
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.42903	11.93976	1,490
01/01/2012 to 12/31/2012	11.93976	14.14015	10,307
01/01/2013 to 12/31/2013	14.14015	18.50694	16,778
01/01/2014 to 12/31/2014	18.50694	20.43596	21,586
01/01/2015 to 12/31/2015	20.43596	19.08331	59,327
01/01/2016 to 12/31/2016	19.08331	19.20543	63,514
01/01/2017 to 12/31/2017	19.20543	24.16719	79,947
01/01/2018 to 12/31/2018	24.16719	22.88626	98,056
01/01/2019 to 12/31/2019	22.88626	29.49267	101,734
01/01/2020 to 12/31/2020	29.49267	39.37383	108,358
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	9.97960	9.63540	10,393
01/01/2012 to 12/31/2012	9.63540	11.17393	15,841
01/01/2013 to 12/31/2013	11.17393	15.71072	36,628
01/01/2014 to 12/31/2014	15.71072	17.77178	44,348
01/01/2015 to 12/31/2015	17.77178	16.60400	54,248
01/01/2016 to 12/31/2016	16.60400	19.43671	60,770
01/01/2017 to 12/31/2017	19.43671	21.89837	74,157
01/01/2018 to 12/31/2018	21.89837	18.11547	87,816
01/01/2019 to 12/31/2019	18.11547	21.70530	83,900
01/01/2020 to 12/31/2020	21.70530	21.10671	84,720

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.15697	11.15675	207,615
01/01/2012 to 12/31/2012	11.15675	12.19226	449,309
01/01/2013 to 12/31/2013	12.19226	13.18351	433,397
01/01/2014 to 12/31/2014	13.18351	13.80684	626,045
01/01/2015 to 12/31/2015	13.80684	13.68969	718,355
01/01/2016 to 12/31/2016	13.68969	14.30327	825,544
01/01/2017 to 12/31/2017	14.30327	15.59655	983,931
01/01/2018 to 12/31/2018	15.59655	15.00285	894,586
01/01/2019 to 12/31/2019	15.00285	17.04382	941,208
01/01/2020 to 12/31/2020	17.04382	18.40748	988,443
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	9.65573	8.96603	49,820
01/01/2012 to 12/31/2012	8.96603	10.02421	61,112
01/01/2013 to 12/31/2013	10.02421	11.61472	94,352
01/01/2014 to 12/31/2014	11.61472	12.55744	195,413
01/01/2015 to 12/31/2015	12.55744	12.35696	264,830
01/01/2016 to 12/31/2016	12.35696	13.46983	281,928
01/01/2017 to 12/31/2017	13.46983	15.48350	579,941
01/01/2018 to 12/31/2018	15.48350	14.16509	601,960
01/01/2019 to 12/31/2019	14.16509	16.71458	563,955
01/01/2020 to 12/31/2020	16.71458	17.51827	517,270
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	8.64622	8.85664	491
01/01/2012 to 12/31/2012	8.85664	10.41779	1,912
01/01/2013 to 12/31/2013	10.41779	13.65949	8,717
01/01/2014 to 12/31/2014	13.65949	15.85219	20,322
01/01/2015 to 12/31/2015	15.85219	16.17865	28,273
01/01/2016 to 12/31/2016	16.17865	18.39686	44,915
01/01/2017 to 12/31/2017	18.39686	22.26804	47,201
01/01/2018 to 12/31/2018	22.26804	20.23491	57,393
01/01/2019 to 12/31/2019	20.23491	24.93613	60,624
01/01/2020 to 12/31/2020	24.93613	23.40867	61,609
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99918	8.93992	0
01/01/2012 to 12/31/2012	8.93992	10.01604	21,087
01/01/2013 to 12/31/2013	10.01604	12.13798	25,309
01/01/2014 to 12/31/2014	12.13798	12.79898	15,325
01/01/2015 to 12/31/2015	12.79898	12.69136	93,053
01/01/2016 to 12/31/2016	12.69136	13.36031	201,968
01/01/2017 to 12/31/2017	13.36031	15.63441	221,992
01/01/2018 to 12/31/2018	15.63441	14.46842	278,782
01/01/2019 to 12/31/2019	14.46842	17.36278	179,321
01/01/2020 to 12/31/2020	17.36278	19.18082	159,190
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	10.41905	8.96343	2,264
01/01/2012 to 12/31/2012	8.96343	10.65604	9,161
01/01/2013 to 12/31/2013	10.65604	14.85632	15,705
01/01/2014 to 12/31/2014	14.85632	15.43593	19,852
01/01/2015 to 12/31/2015	15.43593	15.48715	29,778
01/01/2016 to 12/31/2016	15.48715	16.51462	32,216
01/01/2017 to 12/31/2017	16.51462	20.87920	46,248
01/01/2018 to 12/31/2018	20.87920	18.42985	62,800
01/01/2019 to 12/31/2019	18.42985	24.90454	65,318
01/01/2020 to 12/31/2020	24.90454	33.33401	70,880

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.06406	11.82778	819
01/01/2012 to 12/31/2012	11.82778	13.13644	5,376
01/01/2013 to 12/31/2013	13.13644	17.58113	12,287
01/01/2014 to 12/31/2014	17.58113	18.07191	13,769
01/01/2015 to 12/31/2015	18.07191	18.03357	12,680
01/01/2016 to 12/31/2016	18.03357	20.01168	20,627
01/01/2017 to 12/31/2017	20.01168	24.55270	24,216
01/01/2018 to 12/31/2018	24.55270	22.26553	15,944
01/01/2019 to 12/31/2019	22.26553	28.68509	21,046
01/01/2020 to 12/31/2020	28.68509	42.14436	20,176
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.30053	9.58913	680
01/01/2012 to 12/31/2012	9.58913	11.21832	7,416
01/01/2013 to 12/31/2013	11.21832	15.26149	17,249
01/01/2014 to 12/31/2014	15.26149	15.90635	18,760
01/01/2015 to 12/31/2015	15.90635	15.07015	20,694
01/01/2016 to 12/31/2016	15.07015	19.27868	20,881
01/01/2017 to 12/31/2017	19.27868	20.49063	31,112
01/01/2018 to 12/31/2018	20.49063	16.82275	44,188
01/01/2019 to 12/31/2019	16.82275	20.31714	38,704
01/01/2020 to 12/31/2020	20.31714	20.28945	34,689
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.52807	10.63067	60,944
01/01/2012 to 12/31/2012	10.63067	11.94592	170,982
01/01/2013 to 12/31/2013	11.94592	13.81861	463,674
01/01/2014 to 12/31/2014	13.81861	14.48626	626,426
01/01/2015 to 12/31/2015	14.48626	14.34890	810,547
01/01/2016 to 12/31/2016	14.34890	15.27883	843,845
01/01/2017 to 12/31/2017	15.27883	17.45860	944,414
01/01/2018 to 12/31/2018	17.45860	16.36414	1,089,691
01/01/2019 to 12/31/2019	16.36414	19.57926	1,092,615
01/01/2020 to 12/31/2020	19.57926	21.81517	1,151,333
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.20897	10.91000	4,699
01/01/2012 to 12/31/2012	10.91000	12.70117	19,767
01/01/2013 to 12/31/2013	12.70117	18.11188	40,364
01/01/2014 to 12/31/2014	18.11188	19.42910	54,961
01/01/2015 to 12/31/2015	19.42910	21.08029	51,404
01/01/2016 to 12/31/2016	21.08029	21.43515	65,202
01/01/2017 to 12/31/2017	21.43515	29.26401	69,075
01/01/2018 to 12/31/2018	29.26401	30.09300	84,325
01/01/2019 to 12/31/2019	30.09300	38.20629	75,559
01/01/2020 to 12/31/2020	38.20629	52.88590	78,082
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	8.25078	8.12903	4,250
01/01/2012 to 12/31/2012	8.12903	9.12709	14,114
01/01/2013 to 12/31/2013	9.12709	12.16608	25,451
01/01/2014 to 12/31/2014	12.16608	12.23327	30,161
01/01/2015 to 12/31/2015	12.23327	11.37778	29,175
01/01/2016 to 12/31/2016	11.37778	11.95569	29,680
01/01/2017 to 12/31/2017	11.95569	13.79697	56,686
01/01/2018 to 12/31/2018	13.79697	12.33326	110,849
01/01/2019 to 12/31/2019	12.33326	15.38238	310,299
01/01/2020 to 12/31/2020	15.38238	15.54840	393,130

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	12.17409	10.25550	19,083
01/01/2012 to 12/31/2012	10.25550	10.52125	16,869
01/01/2013 to 12/31/2013	10.52125	12.01930	30,337
01/01/2014 to 12/31/2014	12.01930	10.90540	40,792
01/01/2015 to 12/31/2015	10.90540	8.71869	53,185
01/01/2016 to 12/31/2016	8.71869	10.75741	93,994
01/01/2017 to 12/31/2017	10.75741	11.74892	94,161
01/01/2018 to 12/31/2018	11.74892	9.69486	85,217
01/01/2019 to 12/31/2019	9.69486	11.21779	79,899
01/01/2020 to 12/31/2020	11.21779	10.86002	82,443
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.42410	9.96483	972
01/01/2012 to 12/31/2012	9.96483	11.68256	7,983
01/01/2013 to 12/31/2013	11.68256	15.31633	5,233
01/01/2014 to 12/31/2014	15.31633	17.43481	8,434
01/01/2015 to 12/31/2015	17.43481	16.12146	25,811
01/01/2016 to 12/31/2016	16.12146	18.19606	25,555
01/01/2017 to 12/31/2017	18.19606	21.35480	27,034
01/01/2018 to 12/31/2018	21.35480	17.64836	28,454
01/01/2019 to 12/31/2019	17.64836	20.81892	25,271
01/01/2020 to 12/31/2020	20.81892	19.41485	28,637
AST Wellington Management Hedged Equity Portfolio
01/01/2011 to 12/31/2011	9.10752	8.70580	20,325
01/01/2012 to 12/31/2012	8.70580	9.56832	21,025
01/01/2013 to 12/31/2013	9.56832	11.41596	32,813
01/01/2014 to 12/31/2014	11.41596	11.92516	51,705
01/01/2015 to 12/31/2015	11.92516	11.73237	76,182
01/01/2016 to 12/31/2016	11.73237	12.37437	94,590
01/01/2017 to 12/31/2017	12.37437	13.91758	107,900
01/01/2018 to 12/31/2018	13.91758	13.09050	100,403
01/01/2019 to 12/31/2019	13.09050	15.62487	109,062
01/01/2020 to 12/31/2020	15.62487	16.50039	99,379
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	11.05727	11.60740	6,542
01/01/2012 to 12/31/2012	11.60740	12.39484	37,608
01/01/2013 to 12/31/2013	12.39484	12.08896	36,684
01/01/2014 to 12/31/2014	12.08896	12.83064	48,572
01/01/2015 to 12/31/2015	12.83064	12.86080	60,874
01/01/2016 to 12/31/2016	12.86080	13.38950	106,795
01/01/2017 to 12/31/2017	13.38950	14.09350	107,980
01/01/2018 to 12/31/2018	14.09350	13.63727	340,141
01/01/2019 to 12/31/2019	13.63727	15.16307	292,253
01/01/2020 to 12/31/2020	15.16307	16.23027	332,030
*Denotes the start date of these sub-accounts

PREMIER L SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With only HD GRO (1.85%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	9.61939	9.19378	7,465
01/01/2012 to 12/31/2012	9.19378	10.16082	8,157
01/01/2013 to 12/31/2013	10.16082	10.97131	1,385
01/01/2014 to 12/31/2014	10.97131	11.18347	6,608
01/01/2015 to 12/31/2015	11.18347	10.62680	4,039
01/01/2016 to 12/31/2016	10.62680	11.09532	360
01/01/2017 to 12/31/2017	11.09532	12.26534	698
01/01/2018 to 12/31/2018	12.26534	11.06162	0
01/01/2019 to 12/31/2019	11.06162	12.60434	0
01/01/2020 to 12/31/2020	12.60434	12.89731	0
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.05863	9.88727	2,900
01/01/2012 to 12/31/2012	9.88727	11.03232	2,818
01/01/2013 to 12/31/2013	11.03232	12.62536	0
01/01/2014 to 12/31/2014	12.62536	13.15313	0
01/01/2015 to 12/31/2015	13.15313	13.01786	0
01/01/2016 to 12/31/2016	13.01786	13.69018	0
01/01/2017 to 12/31/2017	13.69018	15.71740	0
01/01/2018 to 12/31/2018	15.71740	14.52203	0
01/01/2019 to 12/31/2019	14.52203	17.37504	0
01/01/2020 to 12/31/2020	17.37504	18.88142	0
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	9.76900	9.41752	427
01/01/2012 to 12/31/2012	9.41752	10.19690	492
01/01/2013 to 12/31/2013	10.19690	11.25710	119
01/01/2014 to 12/31/2014	11.25710	11.62067	420
01/01/2015 to 12/31/2015	11.62067	11.39065	268
01/01/2016 to 12/31/2016	11.39065	11.72268	131
01/01/2017 to 12/31/2017	11.72268	13.37867	276
01/01/2018 to 12/31/2018	13.37867	12.09630	147
01/01/2019 to 12/31/2019	12.09630	14.02015	412
01/01/2020 to 12/31/2020	14.02015	15.70614	0
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	9.86436	9.56771	0
01/01/2012 to 12/31/2012	9.56771	10.56555	0
01/01/2013 to 12/31/2013	10.56555	12.20435	0
01/01/2014 to 12/31/2014	12.20435	12.76411	0
01/01/2015 to 12/31/2015	12.76411	12.59187	0
01/01/2016 to 12/31/2016	12.59187	13.14232	0
01/01/2017 to 12/31/2017	13.14232	14.82764	0
01/01/2018 to 12/31/2018	14.82764	13.83855	0
01/01/2019 to 12/31/2019	13.83855	16.22547	0
01/01/2020 to 12/31/2020	16.22547	17.80548	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99849	9.15655	0
01/01/2012 to 12/31/2012	9.15655	10.05939	0
01/01/2013 to 12/31/2013	10.05939	10.94863	0
01/01/2014 to 12/31/2014	10.94863	11.27593	0
01/01/2015 to 12/31/2015	11.27593	10.73889	0
01/01/2016 to 12/31/2016	10.73889	11.27810	0
01/01/2017 to 12/31/2017	11.27810	12.47036	0
01/01/2018 to 12/31/2018	12.47036	11.59632	0
01/01/2019 to 12/31/2019	11.59632	13.39198	0
01/01/2020 to 12/31/2020	13.39198	13.77159	0
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	10.67366	10.71554	0
01/01/2012 to 12/31/2012	10.71554	11.01459	0
01/01/2013 to 12/31/2013	11.01459	10.57949	0
01/01/2014 to 12/31/2014	10.57949	10.37734	0
01/01/2015 to 12/31/2015	10.37734	10.23801	0
01/01/2016 to 12/31/2016	10.23801	10.21746	0
01/01/2017 to 12/31/2017	10.21746	10.20367	0
01/01/2018 to 12/31/2018	10.20367	10.09168	0
01/01/2019 to 12/31/2019	10.09168	10.36629	0
01/01/2020 to 12/31/2020	10.36629	10.43880	0
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	11.33604	11.48422	0
01/01/2012 to 12/31/2012	11.48422	12.32649	0
01/01/2013 to 12/31/2013	12.32649	11.88023	0
01/01/2014 to 12/31/2014	11.88023	12.15803	0
01/01/2015 to 12/31/2015	12.15803	11.68555	0
01/01/2016 to 12/31/2016	11.68555	11.95877	0
01/01/2017 to 12/31/2017	11.95877	12.25420	0
01/01/2018 to 12/31/2018	12.25420	11.95104	0
01/01/2019 to 12/31/2019	11.95104	12.81650	0
01/01/2020 to 12/31/2020	12.81650	13.51056	0
AST Bond Portfolio 2021
01/01/2011 to 12/31/2011	11.00652	13.00070	9,646
01/01/2012 to 12/31/2012	13.00070	13.63134	0
01/01/2013 to 12/31/2013	13.63134	12.44678	0
01/01/2014 to 12/31/2014	12.44678	13.15927	0
01/01/2015 to 12/31/2015	13.15927	13.15067	0
01/01/2016 to 12/31/2016	13.15067	13.17484	0
01/01/2017 to 12/31/2017	13.17484	13.14056	0
01/01/2018 to 12/31/2018	13.14056	12.90937	0
01/01/2019 to 12/31/2019	12.90937	13.31723	0
01/01/2020 to 12/31/2020	13.31723	13.48714	6,427
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	9.99849	12.01851	15,225
01/01/2012 to 12/31/2012	12.01851	12.48985	25,413
01/01/2013 to 12/31/2013	12.48985	11.06789	0
01/01/2014 to 12/31/2014	11.06789	11.99362	0
01/01/2015 to 12/31/2015	11.99362	12.02252	0
01/01/2016 to 12/31/2016	12.02252	12.02014	0
01/01/2017 to 12/31/2017	12.02014	11.98751	0
01/01/2018 to 12/31/2018	11.98751	11.75131	0
01/01/2019 to 12/31/2019	11.75131	12.21767	0
01/01/2020 to 12/31/2020	12.21767	12.59647	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	9.99800	10.39724	4,829
01/01/2013 to 12/31/2013	10.39724	9.16722	51,684
01/01/2014 to 12/31/2014	9.16722	10.13653	28,870
01/01/2015 to 12/31/2015	10.13653	10.22188	0
01/01/2016 to 12/31/2016	10.22188	10.22833	0
01/01/2017 to 12/31/2017	10.22833	10.21331	0
01/01/2018 to 12/31/2018	10.21331	10.00037	0
01/01/2019 to 12/31/2019	10.00037	10.45777	0
01/01/2020 to 12/31/2020	10.45777	10.96305	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	9.99900	8.74800	0
01/01/2014 to 12/31/2014	8.74800	9.84236	0
01/01/2015 to 12/31/2015	9.84236	9.93806	0
01/01/2016 to 12/31/2016	9.93806	9.94387	0
01/01/2017 to 12/31/2017	9.94387	9.92797	0
01/01/2018 to 12/31/2018	9.92797	9.68398	0
01/01/2019 to 12/31/2019	9.68398	10.26449	0
01/01/2020 to 12/31/2020	10.26449	10.95027	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	9.99900	11.30095	0
01/01/2015 to 12/31/2015	11.30095	11.31735	34,588
01/01/2016 to 12/31/2016	11.31735	11.38684	0
01/01/2017 to 12/31/2017	11.38684	11.38515	0
01/01/2018 to 12/31/2018	11.38515	11.09506	0
01/01/2019 to 12/31/2019	11.09506	11.84328	0
01/01/2020 to 12/31/2020	11.84328	12.94759	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	9.99900	9.93618	0
01/01/2016 to 12/31/2016	9.93618	9.95867	38,194
01/01/2017 to 12/31/2017	9.95867	10.01483	30,499
01/01/2018 to 12/31/2018	10.01483	9.72965	5,408
01/01/2019 to 12/31/2019	9.72965	10.51108	3,374
01/01/2020 to 12/31/2020	10.51108	11.42212	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	9.99800	9.87773	2,646
01/01/2017 to 12/31/2017	9.87773	9.95913	2,069
01/01/2018 to 12/31/2018	9.95913	9.65411	2,722
01/01/2019 to 12/31/2019	9.65411	10.49176	1,570
01/01/2020 to 12/31/2020	10.49176	11.52396	0
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	9.99799	10.03488	0
01/01/2018 to 12/31/2018	10.03488	9.64905	0
01/01/2019 to 12/31/2019	9.64905	10.57176	0
01/01/2020 to 12/31/2020	10.57176	11.90373	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	9.99799	9.66021	0
01/01/2019 to 12/31/2019	9.66021	10.65113	0
01/01/2020 to 12/31/2020	10.65113	12.16132	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	9.99900	11.23229	0
01/01/2020 to 12/31/2020	11.23229	12.62865	2,785
AST Bond Portfolio 2031
01/02/2020* to 12/31/2020	9.99900	11.11454	3,206

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	9.50184	9.10312	0
01/01/2012 to 12/31/2012	9.10312	10.16400	0
01/01/2013 to 12/31/2013	10.16400	12.24281	0
01/01/2014 to 12/31/2014	12.24281	12.86132	0
01/01/2015 to 12/31/2015	12.86132	12.69506	0
01/01/2016 to 12/31/2016	12.69506	13.31703	0
01/01/2017 to 12/31/2017	13.31703	15.41498	0
01/01/2018 to 12/31/2018	15.41498	14.19249	0
01/01/2019 to 12/31/2019	14.19249	17.03496	0
01/01/2020 to 12/31/2020	17.03496	18.97007	0
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99849	11.64623	0
01/01/2014 to 12/31/2014	11.64623	12.99077	0
01/01/2015 to 12/31/2015	12.99077	12.29913	0
01/01/2016 to 12/31/2016	12.29913	13.87486	0
01/01/2017 to 12/31/2017	13.87486	16.13066	0
01/01/2018 to 12/31/2018	16.13066	15.08143	0
01/01/2019 to 12/31/2019	15.08143	19.40254	0
01/01/2020 to 12/31/2020	19.40254	19.95054	0
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	9.56280	8.91628	0
01/01/2012 to 12/31/2012	8.91628	11.10055	0
01/01/2013 to 12/31/2013	11.10055	11.37283	0
01/01/2014 to 12/31/2014	11.37283	12.72096	0
01/01/2015 to 12/31/2015	12.72096	12.47872	0
01/01/2016 to 12/31/2016	12.47872	12.36218	0
01/01/2017 to 12/31/2017	12.36218	13.45955	0
01/01/2018 to 12/31/2018	13.45955	12.59138	0
01/01/2019 to 12/31/2019	12.59138	15.46891	0
01/01/2020 to 12/31/2020	15.46891	14.74043	0
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	10.79717	11.29999	0
01/01/2012 to 12/31/2012	11.29999	12.79714	0
01/01/2013 to 12/31/2013	12.79714	12.95833	0
01/01/2014 to 12/31/2014	12.95833	16.65622	0
01/01/2015 to 12/31/2015	16.65622	17.14588	0
01/01/2016 to 12/31/2016	17.14588	17.64564	0
01/01/2017 to 12/31/2017	17.64564	18.40802	0
01/01/2018 to 12/31/2018	18.40802	17.21253	0
01/01/2019 to 12/31/2019	17.21253	22.17558	0
01/01/2020 to 12/31/2020	22.17558	21.15502	0
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	10.93147	8.55733	0
01/01/2012 to 12/31/2012	8.55733	9.90799	0
01/01/2013 to 12/31/2013	9.90799	9.74958	0
01/01/2014 to 12/31/2014	9.74958	9.12418	0
01/01/2015 to 12/31/2015	9.12418	7.45993	0
01/01/2016 to 12/31/2016	7.45993	8.23015	0
01/01/2017 to 12/31/2017	8.23015	10.21262	0
01/01/2018 to 12/31/2018	10.21262	8.61768	0
01/01/2019 to 12/31/2019	8.61768	9.59058	0
01/01/2020 to 12/31/2020	9.59058	9.79863	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	9.31618	9.00962	0
01/01/2012 to 12/31/2012	9.00962	9.78639	2,336
01/01/2013 to 12/31/2013	9.78639	11.02685	1,061
01/01/2014 to 12/31/2014	11.02685	11.16769	1,061
01/01/2015 to 12/31/2015	11.16769	11.07350	1,061
01/01/2016 to 12/31/2016	11.07350	11.33520	1,061
01/01/2017 to 12/31/2017	11.33520	12.96310	962
01/01/2018 to 12/31/2018	12.96310	11.74066	773
01/01/2019 to 12/31/2019	11.74066	13.83293	769
01/01/2020 to 12/31/2020	13.83293	14.77133	1,111
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99950	10.06541	0
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.09734	9.86393	1,379
01/01/2012 to 12/31/2012	9.86393	10.66563	1,079
01/01/2013 to 12/31/2013	10.66563	11.50030	309
01/01/2014 to 12/31/2014	11.50030	11.74777	1,037
01/01/2015 to 12/31/2015	11.74777	11.42947	784
01/01/2016 to 12/31/2016	11.42947	11.81214	333
01/01/2017 to 12/31/2017	11.81214	13.02278	646
01/01/2018 to 12/31/2018	13.02278	11.88251	0
01/01/2019 to 12/31/2019	11.88251	13.53591	0
01/01/2020 to 12/31/2020	13.53591	14.48167	0
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.83301	11.76964	0
01/01/2012 to 12/31/2012	11.76964	13.36861	0
01/01/2013 to 12/31/2013	13.36861	18.22040	0
01/01/2014 to 12/31/2014	18.22040	19.17717	0
01/01/2015 to 12/31/2015	19.17717	17.79418	0
01/01/2016 to 12/31/2016	17.79418	21.71949	0
01/01/2017 to 12/31/2017	21.71949	23.92523	0
01/01/2018 to 12/31/2018	23.92523	20.18468	0
01/01/2019 to 12/31/2019	20.18468	24.30422	0
01/01/2020 to 12/31/2020	24.30422	24.44416	0
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	9.70981	9.53571	0
01/01/2012 to 12/31/2012	9.53571	9.36303	0
01/01/2013 to 12/31/2013	9.36303	9.19288	0
01/01/2014 to 12/31/2014	9.19288	9.02580	0
01/01/2015 to 12/31/2015	9.02580	8.86164	0
01/01/2016 to 12/31/2016	8.86164	8.70107	0
01/01/2017 to 12/31/2017	8.70107	8.57243	0
01/01/2018 to 12/31/2018	8.57243	8.52528	0
01/01/2019 to 12/31/2019	8.52528	8.51196	0
01/01/2020 to 12/31/2020	8.51196	8.37624	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2011 to 12/31/2011	10.95488	11.09746	0
01/01/2012 to 12/31/2012	11.09746	12.40731	0
01/01/2013 to 12/31/2013	12.40731	13.05662	0
01/01/2014 to 12/31/2014	13.05662	13.14740	0
01/01/2015 to 12/31/2015	13.14740	12.44854	0
01/01/2016 to 12/31/2016	12.44854	14.10474	0
01/01/2017 to 12/31/2017	14.10474	14.88392	0
01/01/2018 to 12/31/2018	14.88392	14.32183	0
01/01/2019 to 12/31/2019	14.32183	16.21302	0
01/01/2020 to 12/31/2020	16.21302	16.33810	0
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	8.10718	7.62714	0
01/01/2012 to 12/31/2012	7.62714	8.75296	0
01/01/2013 to 12/31/2013	8.75296	12.01971	0
01/01/2014 to 12/31/2014	12.01971	13.42365	0
01/01/2015 to 12/31/2015	13.42365	12.14700	0
01/01/2016 to 12/31/2016	12.14700	14.29865	0
01/01/2017 to 12/31/2017	14.29865	16.73417	0
01/01/2018 to 12/31/2018	16.73417	14.10345	0
01/01/2019 to 12/31/2019	14.10345	17.93556	0
01/01/2020 to 12/31/2020	17.93556	17.65742	0
AST International Growth Portfolio
01/01/2011 to 12/31/2011	8.26511	7.06636	0
01/01/2012 to 12/31/2012	7.06636	8.35084	0
01/01/2013 to 12/31/2013	8.35084	9.76163	0
01/01/2014 to 12/31/2014	9.76163	9.05479	0
01/01/2015 to 12/31/2015	9.05479	9.17021	0
01/01/2016 to 12/31/2016	9.17021	8.66379	0
01/01/2017 to 12/31/2017	8.66379	11.52058	0
01/01/2018 to 12/31/2018	11.52058	9.80239	0
01/01/2019 to 12/31/2019	9.80239	12.71483	0
01/01/2020 to 12/31/2020	12.71483	16.39403	0
AST International Value Portfolio
01/01/2011 to 12/31/2011	8.66176	7.43734	0
01/01/2012 to 12/31/2012	7.43734	8.51983	0
01/01/2013 to 12/31/2013	8.51983	9.99348	0
01/01/2014 to 12/31/2014	9.99348	9.15424	0
01/01/2015 to 12/31/2015	9.15424	9.06144	0
01/01/2016 to 12/31/2016	9.06144	8.94884	0
01/01/2017 to 12/31/2017	8.94884	10.79130	0
01/01/2018 to 12/31/2018	10.79130	8.88462	0
01/01/2019 to 12/31/2019	8.88462	10.46989	0
01/01/2020 to 12/31/2020	10.46989	10.21743	0
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	9.91149	9.67629	0
01/01/2012 to 12/31/2012	9.67629	10.79078	0
01/01/2013 to 12/31/2013	10.79078	12.31982	0
01/01/2014 to 12/31/2014	12.31982	12.86582	0
01/01/2015 to 12/31/2015	12.86582	12.49975	0
01/01/2016 to 12/31/2016	12.49975	12.91346	0
01/01/2017 to 12/31/2017	12.91346	14.82943	0
01/01/2018 to 12/31/2018	14.82943	13.48531	0
01/01/2019 to 12/31/2019	13.48531	15.81295	0
01/01/2020 to 12/31/2020	15.81295	17.56889	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	8.97041	8.00175	0
01/01/2012 to 12/31/2012	8.00175	9.57746	0
01/01/2013 to 12/31/2013	9.57746	10.84802	0
01/01/2014 to 12/31/2014	10.84802	9.97294	0
01/01/2015 to 12/31/2015	9.97294	9.51811	0
01/01/2016 to 12/31/2016	9.51811	9.52612	0
01/01/2017 to 12/31/2017	9.52612	12.12529	0
01/01/2018 to 12/31/2018	12.12529	9.82429	0
01/01/2019 to 12/31/2019	9.82429	12.27175	0
01/01/2020 to 12/31/2020	12.27175	13.62475	0
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	10.09878	9.93872	3,057
01/01/2012 to 12/31/2012	9.93872	10.80394	3,038
01/01/2013 to 12/31/2013	10.80394	11.77797	621
01/01/2014 to 12/31/2014	11.77797	12.19416	1,864
01/01/2015 to 12/31/2015	12.19416	11.95073	1,256
01/01/2016 to 12/31/2016	11.95073	12.18448	762
01/01/2017 to 12/31/2017	12.18448	13.41625	1,440
01/01/2018 to 12/31/2018	13.41625	12.49605	758
01/01/2019 to 12/31/2019	12.49605	14.06148	1,664
01/01/2020 to 12/31/2020	14.06148	15.37337	1,329
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.24469	11.11385	0
01/01/2012 to 12/31/2012	11.11385	12.56890	0
01/01/2013 to 12/31/2013	12.56890	16.84433	0
01/01/2014 to 12/31/2014	16.84433	18.11011	0
01/01/2015 to 12/31/2015	18.11011	19.67203	0
01/01/2016 to 12/31/2016	19.67203	19.03255	0
01/01/2017 to 12/31/2017	19.03255	25.38358	0
01/01/2018 to 12/31/2018	25.38358	24.51847	0
01/01/2019 to 12/31/2019	24.51847	31.92159	0
01/01/2020 to 12/31/2020	31.92159	48.27887	0
AST Large-Cap Core Portfolio
04/29/2013* to 12/31/2013	9.99849	11.66339	0
01/01/2014 to 12/31/2014	11.66339	13.19688	0
01/01/2015 to 12/31/2015	13.19688	13.15709	0
01/01/2016 to 12/31/2016	13.15709	14.32100	0
01/01/2017 to 12/31/2017	14.32100	17.07242	0
01/01/2018 to 12/31/2018	17.07242	15.56194	0
01/01/2019 to 12/31/2019	15.56194	19.12789	0
01/01/2020 to 12/31/2020	19.12789	20.87385	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	9.33451	9.08145	0
01/01/2012 to 12/31/2012	9.08145	10.00992	0
01/01/2013 to 12/31/2013	10.00992	13.42638	0
01/01/2014 to 12/31/2014	13.42638	14.57861	0
01/01/2015 to 12/31/2015	14.57861	15.75546	0
01/01/2016 to 12/31/2016	15.75546	16.33254	0
01/01/2017 to 12/31/2017	16.33254	21.32718	0
01/01/2018 to 12/31/2018	21.32718	20.37486	0
01/01/2019 to 12/31/2019	20.37486	26.33234	0
01/01/2020 to 12/31/2020	26.33234	34.02196	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	10.19976	9.70101	0
01/01/2012 to 12/31/2012	9.70101	11.72263	0
01/01/2013 to 12/31/2013	11.72263	14.69034	0
01/01/2014 to 12/31/2014	14.69034	14.94715	0
01/01/2015 to 12/31/2015	14.94715	14.46054	0
01/01/2016 to 12/31/2016	14.46054	15.20822	0
01/01/2017 to 12/31/2017	15.20822	18.49266	0
01/01/2018 to 12/31/2018	18.49266	16.42056	0
01/01/2019 to 12/31/2019	16.42056	20.95212	0
01/01/2020 to 12/31/2020	20.95212	23.48843	0
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99850	10.31183	0
01/01/2013 to 12/31/2013	10.31183	12.03955	0
01/01/2014 to 12/31/2014	12.03955	12.42825	0
01/01/2015 to 12/31/2015	12.42825	12.05095	0
01/01/2016 to 12/31/2016	12.05095	12.34390	0
01/01/2017 to 12/31/2017	12.34390	14.11917	0
01/01/2018 to 12/31/2018	14.11917	12.71425	0
01/01/2019 to 12/31/2019	12.71425	15.32489	0
01/01/2020 to 12/31/2020	15.32489	16.53215	0
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	9.37047	9.14583	0
01/01/2012 to 12/31/2012	9.14583	10.51361	0
01/01/2013 to 12/31/2013	10.51361	14.11178	0
01/01/2014 to 12/31/2014	14.11178	15.06224	0
01/01/2015 to 12/31/2015	15.06224	15.85780	0
01/01/2016 to 12/31/2016	15.85780	15.86800	0
01/01/2017 to 12/31/2017	15.86800	20.36504	0
01/01/2018 to 12/31/2018	20.36504	20.42296	0
01/01/2019 to 12/31/2019	20.42296	27.62753	0
01/01/2020 to 12/31/2020	27.62753	35.39295	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99850	10.19036	0
01/01/2013 to 12/31/2013	10.19036	13.45754	0
01/01/2014 to 12/31/2014	13.45754	14.56310	0
01/01/2015 to 12/31/2015	14.56310	14.19521	0
01/01/2016 to 12/31/2016	14.19521	15.81194	0
01/01/2017 to 12/31/2017	15.81194	18.21750	0
01/01/2018 to 12/31/2018	18.21750	16.06935	0
01/01/2019 to 12/31/2019	16.06935	20.40771	0
01/01/2020 to 12/31/2020	20.40771	20.81730	0
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.90223	11.33841	0
01/01/2012 to 12/31/2012	11.33841	13.31569	0
01/01/2013 to 12/31/2013	13.31569	17.28268	0
01/01/2014 to 12/31/2014	17.28268	18.92483	0
01/01/2015 to 12/31/2015	18.92483	17.52460	0
01/01/2016 to 12/31/2016	17.52460	17.49003	0
01/01/2017 to 12/31/2017	17.49003	21.82550	0
01/01/2018 to 12/31/2018	21.82550	20.49507	0
01/01/2019 to 12/31/2019	20.49507	26.19097	0
01/01/2020 to 12/31/2020	26.19097	34.67420	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.65479	10.20166	0
01/01/2012 to 12/31/2012	10.20166	11.73173	0
01/01/2013 to 12/31/2013	11.73173	16.35740	0
01/01/2014 to 12/31/2014	16.35740	18.34902	0
01/01/2015 to 12/31/2015	18.34902	17.00011	0
01/01/2016 to 12/31/2016	17.00011	19.73494	0
01/01/2017 to 12/31/2017	19.73494	22.04942	0
01/01/2018 to 12/31/2018	22.04942	18.08712	0
01/01/2019 to 12/31/2019	18.08712	21.49057	0
01/01/2020 to 12/31/2020	21.49057	20.72346	0
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.40137	10.31451	6,812
01/01/2012 to 12/31/2012	10.31451	11.17743	12,328
01/01/2013 to 12/31/2013	11.17743	11.98537	3,530
01/01/2014 to 12/31/2014	11.98537	12.44720	11,843
01/01/2015 to 12/31/2015	12.44720	12.23861	8,958
01/01/2016 to 12/31/2016	12.23861	12.68069	3,810
01/01/2017 to 12/31/2017	12.68069	13.71226	7,383
01/01/2018 to 12/31/2018	13.71226	13.07954	0
01/01/2019 to 12/31/2019	13.07954	14.73483	0
01/01/2020 to 12/31/2020	14.73483	15.78099	0
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01841	10.06769	0
01/01/2012 to 12/31/2012	10.06769	10.58738	0
01/01/2013 to 12/31/2013	10.58738	10.15469	0
01/01/2014 to 12/31/2014	10.15469	10.57452	0
01/01/2015 to 12/31/2015	10.57452	10.35454	0
01/01/2016 to 12/31/2016	10.35454	10.59482	0
01/01/2017 to 12/31/2017	10.59482	10.99281	0
01/01/2018 to 12/31/2018	10.99281	10.70426	0
01/01/2019 to 12/31/2019	10.70426	11.53495	0
01/01/2020 to 12/31/2020	11.53495	12.01072	0
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	9.17030	8.44447	3,758
01/01/2012 to 12/31/2012	8.44447	9.36218	3,389
01/01/2013 to 12/31/2013	9.36218	10.75724	981
01/01/2014 to 12/31/2014	10.75724	11.53332	3,066
01/01/2015 to 12/31/2015	11.53332	11.25451	2,172
01/01/2016 to 12/31/2016	11.25451	12.16604	1,151
01/01/2017 to 12/31/2017	12.16604	13.86835	3,128
01/01/2018 to 12/31/2018	13.86835	12.58097	834
01/01/2019 to 12/31/2019	12.58097	14.72145	1,871
01/01/2020 to 12/31/2020	14.72145	15.30053	1,345
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	8.99312	9.13532	0
01/01/2012 to 12/31/2012	9.13532	10.65579	0
01/01/2013 to 12/31/2013	10.65579	13.85493	0
01/01/2014 to 12/31/2014	13.85493	15.94482	0
01/01/2015 to 12/31/2015	15.94482	16.13726	0
01/01/2016 to 12/31/2016	16.13726	18.19705	0
01/01/2017 to 12/31/2017	18.19705	21.84307	0
01/01/2018 to 12/31/2018	21.84307	19.68206	0
01/01/2019 to 12/31/2019	19.68206	24.05240	0
01/01/2020 to 12/31/2020	24.05240	22.39043	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99849	8.88986	0
01/01/2012 to 12/31/2012	8.88986	9.87653	0
01/01/2013 to 12/31/2013	9.87653	11.86912	0
01/01/2014 to 12/31/2014	11.86912	12.41108	0
01/01/2015 to 12/31/2015	12.41108	12.20399	0
01/01/2016 to 12/31/2016	12.20399	12.74035	0
01/01/2017 to 12/31/2017	12.74035	14.78502	0
01/01/2018 to 12/31/2018	14.78502	13.56745	0
01/01/2019 to 12/31/2019	13.56745	16.14579	0
01/01/2020 to 12/31/2020	16.14579	17.68757	0
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	10.55827	9.00747	0
01/01/2012 to 12/31/2012	9.00747	10.61886	0
01/01/2013 to 12/31/2013	10.61886	14.68103	0
01/01/2014 to 12/31/2014	14.68103	15.12653	0
01/01/2015 to 12/31/2015	15.12653	15.05001	0
01/01/2016 to 12/31/2016	15.05001	15.91491	0
01/01/2017 to 12/31/2017	15.91491	19.95371	0
01/01/2018 to 12/31/2018	19.95371	17.46504	0
01/01/2019 to 12/31/2019	17.46504	23.40377	0
01/01/2020 to 12/31/2020	23.40377	31.06397	0
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.77229	12.41776	0
01/01/2012 to 12/31/2012	12.41776	13.67631	0
01/01/2013 to 12/31/2013	13.67631	18.15120	0
01/01/2014 to 12/31/2014	18.15120	18.50211	0
01/01/2015 to 12/31/2015	18.50211	18.30871	0
01/01/2016 to 12/31/2016	18.30871	20.14788	0
01/01/2017 to 12/31/2017	20.14788	24.51416	0
01/01/2018 to 12/31/2018	24.51416	22.04381	0
01/01/2019 to 12/31/2019	22.04381	28.16243	0
01/01/2020 to 12/31/2020	28.16243	41.03142	0
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.70297	10.80386	0
01/01/2012 to 12/31/2012	10.80386	12.53362	0
01/01/2013 to 12/31/2013	12.53362	16.90871	0
01/01/2014 to 12/31/2014	16.90871	17.47615	0
01/01/2015 to 12/31/2015	17.47615	16.41912	0
01/01/2016 to 12/31/2016	16.41912	20.82959	0
01/01/2017 to 12/31/2017	20.82959	21.95481	0
01/01/2018 to 12/31/2018	21.95481	17.87328	0
01/01/2019 to 12/31/2019	17.87328	21.40575	0
01/01/2020 to 12/31/2020	21.40575	21.19810	0
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.28094	10.29471	2,860
01/01/2012 to 12/31/2012	10.29471	11.47165	2,779
01/01/2013 to 12/31/2013	11.47165	13.15941	0
01/01/2014 to 12/31/2014	13.15941	13.68001	0
01/01/2015 to 12/31/2015	13.68001	13.43712	0
01/01/2016 to 12/31/2016	13.43712	14.18888	0
01/01/2017 to 12/31/2017	14.18888	16.07833	0
01/01/2018 to 12/31/2018	16.07833	14.94380	0
01/01/2019 to 12/31/2019	14.94380	17.73072	0
01/01/2020 to 12/31/2020	17.73072	19.59065	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.31499	10.92140	0
01/01/2012 to 12/31/2012	10.92140	12.60811	0
01/01/2013 to 12/31/2013	12.60811	17.82920	0
01/01/2014 to 12/31/2014	17.82920	18.96623	0
01/01/2015 to 12/31/2015	18.96623	20.40632	0
01/01/2016 to 12/31/2016	20.40632	20.57708	0
01/01/2017 to 12/31/2017	20.57708	27.85904	0
01/01/2018 to 12/31/2018	27.85904	28.40779	0
01/01/2019 to 12/31/2019	28.40779	35.76586	0
01/01/2020 to 12/31/2020	35.76586	49.09500	0
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	8.61419	8.41633	0
01/01/2012 to 12/31/2012	8.41633	9.37066	0
01/01/2013 to 12/31/2013	9.37066	12.38654	0
01/01/2014 to 12/31/2014	12.38654	12.35098	0
01/01/2015 to 12/31/2015	12.35098	11.39133	0
01/01/2016 to 12/31/2016	11.39133	11.87029	0
01/01/2017 to 12/31/2017	11.87029	13.58443	0
01/01/2018 to 12/31/2018	13.58443	12.04126	0
01/01/2019 to 12/31/2019	12.04126	14.89274	0
01/01/2020 to 12/31/2020	14.89274	14.92779	0
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	9.63249	8.04678	0
01/01/2012 to 12/31/2012	8.04678	8.18609	0
01/01/2013 to 12/31/2013	8.18609	9.27366	0
01/01/2014 to 12/31/2014	9.27366	8.34388	0
01/01/2015 to 12/31/2015	8.34388	6.61506	0
01/01/2016 to 12/31/2016	6.61506	8.09394	0
01/01/2017 to 12/31/2017	8.09394	8.76641	0
01/01/2018 to 12/31/2018	8.76641	7.17296	0
01/01/2019 to 12/31/2019	7.17296	8.23056	0
01/01/2020 to 12/31/2020	8.23056	7.90148	0
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.11736	10.53894	0
01/01/2012 to 12/31/2012	10.53894	12.25230	0
01/01/2013 to 12/31/2013	12.25230	15.92928	0
01/01/2014 to 12/31/2014	15.92928	17.98118	0
01/01/2015 to 12/31/2015	17.98118	16.48790	0
01/01/2016 to 12/31/2016	16.48790	18.45479	0
01/01/2017 to 12/31/2017	18.45479	21.47828	0
01/01/2018 to 12/31/2018	21.47828	17.60129	0
01/01/2019 to 12/31/2019	17.60129	20.59020	0
01/01/2020 to 12/31/2020	20.59020	19.04111	0
AST Wellington Management Hedged Equity Portfolio
01/01/2011 to 12/31/2011	8.98034	8.51275	0
01/01/2012 to 12/31/2012	8.51275	9.27789	0
01/01/2013 to 12/31/2013	9.27789	10.97712	0
01/01/2014 to 12/31/2014	10.97712	11.37095	0
01/01/2015 to 12/31/2015	11.37095	11.09375	0
01/01/2016 to 12/31/2016	11.09375	11.60341	0
01/01/2017 to 12/31/2017	11.60341	12.94194	0
01/01/2018 to 12/31/2018	12.94194	12.07064	0
01/01/2019 to 12/31/2019	12.07064	14.28735	0
01/01/2020 to 12/31/2020	14.28735	14.96188	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.53555	10.96767	0
01/01/2012 to 12/31/2012	10.96767	11.61375	0
01/01/2013 to 12/31/2013	11.61375	11.23256	0
01/01/2014 to 12/31/2014	11.23256	11.82234	0
01/01/2015 to 12/31/2015	11.82234	11.75112	0
01/01/2016 to 12/31/2016	11.75112	12.13236	0
01/01/2017 to 12/31/2017	12.13236	12.66398	0
01/01/2018 to 12/31/2018	12.66398	12.15117	0
01/01/2019 to 12/31/2019	12.15117	13.39808	0
01/01/2020 to 12/31/2020	13.39808	14.22127	0
ProFund VP Consumer Goods Portfolio
01/01/2011 to 12/31/2011	10.53862	11.06627	0
01/01/2012 to 12/31/2012	11.06627	12.04467	0
01/01/2013 to 12/31/2013	12.04467	15.19064	0
01/01/2014 to 12/31/2014	15.19064	16.44013	0
01/01/2015 to 12/31/2015	16.44013	16.81352	0
01/01/2016 to 12/31/2016	16.81352	17.09387	0
01/01/2017 to 12/31/2017	17.09387	19.31116	0
01/01/2018 to 12/31/2018	19.31116	16.15204	0
01/01/2019 to 12/31/2019	16.15204	20.07110	0
01/01/2020 to 12/31/2020	20.07110	25.82596	0
ProFund VP Consumer Services
01/01/2011 to 12/31/2011	10.76678	11.15292	0
01/01/2012 to 12/31/2012	11.15292	13.36984	0
01/01/2013 to 12/31/2013	13.36984	18.36073	0
01/01/2014 to 12/31/2014	18.36073	20.27350	0
01/01/2015 to 12/31/2015	20.27350	20.83870	0
01/01/2016 to 12/31/2016	20.83870	21.31751	0
01/01/2017 to 12/31/2017	21.31751	24.77598	0
01/01/2018 to 12/31/2018	24.77598	24.47315	0
01/01/2019 to 12/31/2019	24.47315	29.94897	0
01/01/2020 to 12/31/2020	29.94897	37.73997	0
ProFund VP Financials
01/01/2011 to 12/31/2011	6.47619	5.47919	0
01/01/2012 to 12/31/2012	5.47919	6.71000	0
01/01/2013 to 12/31/2013	6.71000	8.70148	0
01/01/2014 to 12/31/2014	8.70148	9.64694	0
01/01/2015 to 12/31/2015	9.64694	9.33022	0
01/01/2016 to 12/31/2016	9.33022	10.56461	0
01/01/2017 to 12/31/2017	10.56461	12.26006	0
01/01/2018 to 12/31/2018	12.26006	10.78077	0
01/01/2019 to 12/31/2019	10.78077	13.78905	0
01/01/2020 to 12/31/2020	13.78905	13.29885	0
ProFund VP Health Care
01/01/2011 to 12/31/2011	9.86916	10.67018	0
01/01/2012 to 12/31/2012	10.67018	12.29923	0
01/01/2013 to 12/31/2013	12.29923	16.87715	0
01/01/2014 to 12/31/2014	16.87715	20.49775	0
01/01/2015 to 12/31/2015	20.49775	21.13640	0
01/01/2016 to 12/31/2016	21.13640	19.91225	0
01/01/2017 to 12/31/2017	19.91225	23.64141	0
01/01/2018 to 12/31/2018	23.64141	24.23903	0
01/01/2019 to 12/31/2019	24.23903	28.40894	0
01/01/2020 to 12/31/2020	28.40894	31.91971	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Industrials
01/01/2011 to 12/31/2011	9.01509	8.69362	0
01/01/2012 to 12/31/2012	8.69362	9.88393	0
01/01/2013 to 12/31/2013	9.88393	13.41052	0
01/01/2014 to 12/31/2014	13.41052	13.90129	0
01/01/2015 to 12/31/2015	13.90129	13.18196	0
01/01/2016 to 12/31/2016	13.18196	15.21421	0
01/01/2017 to 12/31/2017	15.21421	18.28468	0
01/01/2018 to 12/31/2018	18.28468	15.65915	0
01/01/2019 to 12/31/2019	15.65915	20.06298	0
01/01/2020 to 12/31/2020	20.06298	23.00010	0
ProFund VP Large-Cap Growth
01/01/2011 to 12/31/2011	9.49588	9.61554	0
01/01/2012 to 12/31/2012	9.61554	10.64117	0
01/01/2013 to 12/31/2013	10.64117	13.65174	0
01/01/2014 to 12/31/2014	13.65174	15.13651	0
01/01/2015 to 12/31/2015	15.13651	15.41988	0
01/01/2016 to 12/31/2016	15.41988	15.89980	0
01/01/2017 to 12/31/2017	15.89980	19.56040	0
01/01/2018 to 12/31/2018	19.56040	18.84590	0
01/01/2019 to 12/31/2019	18.84590	23.84925	0
01/01/2020 to 12/31/2020	23.84925	30.65850	0
ProFund VP Large-Cap Value
01/01/2011 to 12/31/2011	8.14450	7.89453	0
01/01/2012 to 12/31/2012	7.89453	8.94609	0
01/01/2013 to 12/31/2013	8.94609	11.40930	0
01/01/2014 to 12/31/2014	11.40930	12.37541	0
01/01/2015 to 12/31/2015	12.37541	11.57524	0
01/01/2016 to 12/31/2016	11.57524	13.11944	0
01/01/2017 to 12/31/2017	13.11944	14.61245	0
01/01/2018 to 12/31/2018	14.61245	12.82104	0
01/01/2019 to 12/31/2019	12.82104	16.33616	0
01/01/2020 to 12/31/2020	16.33616	16.02985	0
ProFund VP Mid-Cap Growth
01/01/2011 to 12/31/2011	10.60304	10.10944	0
01/01/2012 to 12/31/2012	10.10944	11.45211	0
01/01/2013 to 12/31/2013	11.45211	14.67640	0
01/01/2014 to 12/31/2014	14.67640	15.25880	0
01/01/2015 to 12/31/2015	15.25880	15.02408	0
01/01/2016 to 12/31/2016	15.02408	16.65127	0
01/01/2017 to 12/31/2017	16.65127	19.34264	0
01/01/2018 to 12/31/2018	19.34264	16.71468	0
01/01/2019 to 12/31/2019	16.71468	20.38948	0
01/01/2020 to 12/31/2020	20.38948	24.20255	0
ProFund VP Mid-Cap Value
01/01/2011 to 12/31/2011	9.81122	9.25529	0
01/01/2012 to 12/31/2012	9.25529	10.59209	0
01/01/2013 to 12/31/2013	10.59209	13.74419	0
01/01/2014 to 12/31/2014	13.74419	14.86899	0
01/01/2015 to 12/31/2015	14.86899	13.39822	0
01/01/2016 to 12/31/2016	13.39822	16.35761	0
01/01/2017 to 12/31/2017	16.35761	17.76505	0
01/01/2018 to 12/31/2018	17.76505	15.12275	0
01/01/2019 to 12/31/2019	15.12275	18.42391	0
01/01/2020 to 12/31/2020	18.42391	18.50477	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Real Estate
01/01/2011 to 12/31/2011	8.47318	8.71466	0
01/01/2012 to 12/31/2012	8.71466	10.02532	0
01/01/2013 to 12/31/2013	10.02532	9.85224	0
01/01/2014 to 12/31/2014	9.85224	12.09335	0
01/01/2015 to 12/31/2015	12.09335	11.91215	0
01/01/2016 to 12/31/2016	11.91215	12.36596	0
01/01/2017 to 12/31/2017	12.36596	13.11932	0
01/01/2018 to 12/31/2018	13.11932	12.14584	0
01/01/2019 to 12/31/2019	12.14584	15.11635	0
01/01/2020 to 12/31/2020	15.11635	13.90777	0
ProFund VP Small-Cap Growth
01/01/2011 to 12/31/2011	10.40079	10.34305	0
01/01/2012 to 12/31/2012	10.34305	11.42228	0
01/01/2013 to 12/31/2013	11.42228	15.74849	0
01/01/2014 to 12/31/2014	15.74849	15.79836	0
01/01/2015 to 12/31/2015	15.79836	15.69340	0
01/01/2016 to 12/31/2016	15.69340	18.52692	0
01/01/2017 to 12/31/2017	18.52692	20.55044	0
01/01/2018 to 12/31/2018	20.55044	19.01538	0
01/01/2019 to 12/31/2019	19.01538	22.23925	0
01/01/2020 to 12/31/2020	22.23925	25.63282	0
ProFund VP Small-Cap Value
01/01/2011 to 12/31/2011	10.16214	9.56846	0
01/01/2012 to 12/31/2012	9.56846	10.91226	0
01/01/2013 to 12/31/2013	10.91226	14.75072	0
01/01/2014 to 12/31/2014	14.75072	15.32481	0
01/01/2015 to 12/31/2015	15.32481	13.80082	0
01/01/2016 to 12/31/2016	13.80082	17.45012	0
01/01/2017 to 12/31/2017	17.45012	18.79799	0
01/01/2018 to 12/31/2018	18.79799	15.83112	0
01/01/2019 to 12/31/2019	15.83112	19.05089	0
01/01/2020 to 12/31/2020	19.05089	18.90353	0
ProFund VP Telecommunications
01/01/2011 to 12/31/2011	8.68915	8.69092	0
01/01/2012 to 12/31/2012	8.69092	9.94218	0
01/01/2013 to 12/31/2013	9.94218	10.93970	0
01/01/2014 to 12/31/2014	10.93970	10.80173	0
01/01/2015 to 12/31/2015	10.80173	10.76698	0
01/01/2016 to 12/31/2016	10.76698	12.86147	0
01/01/2017 to 12/31/2017	12.86147	12.36038	0
01/01/2018 to 12/31/2018	12.36038	10.30171	0
01/01/2019 to 12/31/2019	10.30171	11.60843	0
01/01/2020 to 12/31/2020	11.60843	11.75666	0
ProFund VP Utilities
01/01/2011 to 12/31/2011	8.15080	9.40429	0
01/01/2012 to 12/31/2012	9.40429	9.24602	0
01/01/2013 to 12/31/2013	9.24602	10.28659	0
01/01/2014 to 12/31/2014	10.28659	12.71394	0
01/01/2015 to 12/31/2015	12.71394	11.68370	0
01/01/2016 to 12/31/2016	11.68370	13.20155	0
01/01/2017 to 12/31/2017	13.20155	14.34152	0
01/01/2018 to 12/31/2018	14.34152	14.48569	0
01/01/2019 to 12/31/2019	14.48569	17.47602	0
01/01/2020 to 12/31/2020	17.47602	16.74670	0
*Denotes the start date of these sub-accounts

PREMIER L SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Combination 5% roll-up and HAV Death Benefit Only (2.00%) OR Highest Daily Value Death Benefit Only (2.00%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.50792	10.02826	4,502,954
01/01/2012 to 12/31/2012	10.02826	11.06682	4,179,497
01/01/2013 to 12/31/2013	11.06682	11.93203	3,714,936
01/01/2014 to 12/31/2014	11.93203	12.14478	3,424,166
01/01/2015 to 12/31/2015	12.14478	11.52329	2,843,577
01/01/2016 to 12/31/2016	11.52329	12.01364	2,453,337
01/01/2017 to 12/31/2017	12.01364	13.26096	2,183,744
01/01/2018 to 12/31/2018	13.26096	11.94188	1,782,231
01/01/2019 to 12/31/2019	11.94188	13.58746	1,765,573
01/01/2020 to 12/31/2020	13.58746	13.88297	1,491,425
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.83459	10.63439	1,860,010
01/01/2012 to 12/31/2012	10.63439	11.84857	1,996,758
01/01/2013 to 12/31/2013	11.84857	13.53958	2,019,006
01/01/2014 to 12/31/2014	13.53958	14.08485	1,892,904
01/01/2015 to 12/31/2015	14.08485	13.91948	1,714,509
01/01/2016 to 12/31/2016	13.91948	14.61703	1,599,320
01/01/2017 to 12/31/2017	14.61703	16.75689	1,546,904
01/01/2018 to 12/31/2018	16.75689	15.45957	1,320,574
01/01/2019 to 12/31/2019	15.45957	18.46961	1,258,739
01/01/2020 to 12/31/2020	18.46961	20.04142	1,071,200
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	9.73060	9.36678	787,948
01/01/2012 to 12/31/2012	9.36678	10.12706	845,384
01/01/2013 to 12/31/2013	10.12706	11.16345	668,051
01/01/2014 to 12/31/2014	11.16345	11.50703	580,591
01/01/2015 to 12/31/2015	11.50703	11.26269	532,096
01/01/2016 to 12/31/2016	11.26269	11.57392	428,080
01/01/2017 to 12/31/2017	11.57392	13.18958	454,853
01/01/2018 to 12/31/2018	13.18958	11.90770	318,152
01/01/2019 to 12/31/2019	11.90770	13.78119	387,874
01/01/2020 to 12/31/2020	13.78119	15.41578	307,089
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.81044	10.46997	5,046,150
01/01/2012 to 12/31/2012	10.46997	11.54487	4,764,301
01/01/2013 to 12/31/2013	11.54487	13.31596	4,304,492
01/01/2014 to 12/31/2014	13.31596	13.90632	4,000,044
01/01/2015 to 12/31/2015	13.90632	13.69850	3,588,568
01/01/2016 to 12/31/2016	13.69850	14.27638	3,295,429
01/01/2017 to 12/31/2017	14.27638	16.08368	2,805,198
01/01/2018 to 12/31/2018	16.08368	14.98857	2,474,274
01/01/2019 to 12/31/2019	14.98857	17.54793	2,168,458
01/01/2020 to 12/31/2020	17.54793	19.22832	1,884,292

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99783	9.14700	2,561,870
01/01/2012 to 12/31/2012	9.14700	10.03408	2,379,956
01/01/2013 to 12/31/2013	10.03408	10.90494	2,212,214
01/01/2014 to 12/31/2014	10.90494	11.21444	2,015,807
01/01/2015 to 12/31/2015	11.21444	10.66453	1,896,455
01/01/2016 to 12/31/2016	10.66453	11.18368	1,592,764
01/01/2017 to 12/31/2017	11.18368	12.34782	1,447,311
01/01/2018 to 12/31/2018	12.34782	11.46539	1,272,858
01/01/2019 to 12/31/2019	11.46539	13.22123	1,129,107
01/01/2020 to 12/31/2020	13.22123	13.57607	858,646
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	11.66376	11.69252	206,500
01/01/2012 to 12/31/2012	11.69252	12.00101	213,959
01/01/2013 to 12/31/2013	12.00101	11.50979	191,217
01/01/2014 to 12/31/2014	11.50979	11.27327	164,606
01/01/2015 to 12/31/2015	11.27327	11.10562	154,377
01/01/2016 to 12/31/2016	11.10562	11.06678	159,537
01/01/2017 to 12/31/2017	11.06678	11.03545	140,199
01/01/2018 to 12/31/2018	11.03545	10.89853	137,089
01/01/2019 to 12/31/2019	10.89853	11.17845	132,593
01/01/2020 to 12/31/2020	11.17845	11.23984	174,408
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	12.62027	12.76640	619,970
01/01/2012 to 12/31/2012	12.76640	13.68232	590,891
01/01/2013 to 12/31/2013	13.68232	13.16753	496,719
01/01/2014 to 12/31/2014	13.16753	13.45558	363,693
01/01/2015 to 12/31/2015	13.45558	12.91358	304,576
01/01/2016 to 12/31/2016	12.91358	13.19618	258,247
01/01/2017 to 12/31/2017	13.19618	13.50243	236,924
01/01/2018 to 12/31/2018	13.50243	13.14886	128,065
01/01/2019 to 12/31/2019	13.14886	14.08027	143,572
01/01/2020 to 12/31/2020	14.08027	14.82098	190,314
AST Bond Portfolio 2021
01/01/2011 to 12/31/2011	10.99032	12.96252	48,721
01/01/2012 to 12/31/2012	12.96252	13.57145	6,233
01/01/2013 to 12/31/2013	13.57145	12.37384	0
01/01/2014 to 12/31/2014	12.37384	13.06296	0
01/01/2015 to 12/31/2015	13.06296	13.03513	0
01/01/2016 to 12/31/2016	13.03513	13.03992	0
01/01/2017 to 12/31/2017	13.03992	12.98689	0
01/01/2018 to 12/31/2018	12.98689	12.73941	0
01/01/2019 to 12/31/2019	12.73941	13.12266	0
01/01/2020 to 12/31/2020	13.12266	13.27070	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	9.99837	12.00089	82,356
01/01/2012 to 12/31/2012	12.00089	12.45321	94,433
01/01/2013 to 12/31/2013	12.45321	11.01920	0
01/01/2014 to 12/31/2014	11.01920	11.92330	507
01/01/2015 to 12/31/2015	11.92330	11.93455	0
01/01/2016 to 12/31/2016	11.93455	11.91474	0
01/01/2017 to 12/31/2017	11.91474	11.86492	0
01/01/2018 to 12/31/2018	11.86492	11.61387	1,331
01/01/2019 to 12/31/2019	11.61387	12.05699	1,328
01/01/2020 to 12/31/2020	12.05699	12.41260	1,325

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	9.99784	10.38193	88,302
01/01/2013 to 12/31/2013	10.38193	9.14025	205,462
01/01/2014 to 12/31/2014	9.14025	10.09182	108,397
01/01/2015 to 12/31/2015	10.09182	10.16182	54,048
01/01/2016 to 12/31/2016	10.16182	10.15329	24,766
01/01/2017 to 12/31/2017	10.15329	10.12346	24,637
01/01/2018 to 12/31/2018	10.12346	9.89773	28,941
01/01/2019 to 12/31/2019	9.89773	10.33521	32,815
01/01/2020 to 12/31/2020	10.33521	10.81858	32,619
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	9.99891	8.73519	114,189
01/01/2014 to 12/31/2014	8.73519	9.81343	79,453
01/01/2015 to 12/31/2015	9.81343	9.89422	3,691
01/01/2016 to 12/31/2016	9.89422	9.88549	3,688
01/01/2017 to 12/31/2017	9.88549	9.85511	3,685
01/01/2018 to 12/31/2018	9.85511	9.59862	0
01/01/2019 to 12/31/2019	9.59862	10.15911	0
01/01/2020 to 12/31/2020	10.15911	10.82196	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	9.99891	11.28431	28,239
01/01/2015 to 12/31/2015	11.28431	11.28409	139,492
01/01/2016 to 12/31/2016	11.28409	11.33675	0
01/01/2017 to 12/31/2017	11.33675	11.31829	0
01/01/2018 to 12/31/2018	11.31829	11.01358	0
01/01/2019 to 12/31/2019	11.01358	11.73888	0
01/01/2020 to 12/31/2020	11.73888	12.81474	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	9.99891	9.92148	14,640
01/01/2016 to 12/31/2016	9.92148	9.92926	90,157
01/01/2017 to 12/31/2017	9.92926	9.97070	57,809
01/01/2018 to 12/31/2018	9.97070	9.67255	62,731
01/01/2019 to 12/31/2019	9.67255	10.43394	43,466
01/01/2020 to 12/31/2020	10.43394	11.32164	2,864
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	9.99784	9.86330	143,131
01/01/2017 to 12/31/2017	9.86330	9.93004	106,925
01/01/2018 to 12/31/2018	9.93004	9.61174	109,050
01/01/2019 to 12/31/2019	9.61174	10.43035	57,429
01/01/2020 to 12/31/2020	10.43035	11.43961	33,612
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	9.99783	10.02015	542
01/01/2018 to 12/31/2018	10.02015	9.62080	2,345
01/01/2019 to 12/31/2019	9.62080	10.52528	0
01/01/2020 to 12/31/2020	10.52528	11.83389	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	9.99783	9.64597	0
01/01/2019 to 12/31/2019	9.64597	10.61976	2,540
01/01/2020 to 12/31/2020	10.61976	12.10764	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	9.99891	11.21573	14,334
01/01/2020 to 12/31/2020	11.21573	12.59150	65,738
AST Bond Portfolio 2031
01/02/2020* to 12/31/2020	9.99892	11.09814	14,710

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.44844	9.99527	5,733,047
01/01/2012 to 12/31/2012	9.99527	11.14375	5,794,095
01/01/2013 to 12/31/2013	11.14375	13.40316	5,561,564
01/01/2014 to 12/31/2014	13.40316	14.05954	5,159,637
01/01/2015 to 12/31/2015	14.05954	13.85730	4,557,267
01/01/2016 to 12/31/2016	13.85730	14.51489	4,154,588
01/01/2017 to 12/31/2017	14.51489	16.77688	3,844,907
01/01/2018 to 12/31/2018	16.77688	15.42341	3,200,542
01/01/2019 to 12/31/2019	15.42341	18.48506	3,012,594
01/01/2020 to 12/31/2020	18.48506	20.55456	2,663,552
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99837	11.63153	31,921
01/01/2014 to 12/31/2014	11.63153	12.95539	33,950
01/01/2015 to 12/31/2015	12.95539	12.24764	31,041
01/01/2016 to 12/31/2016	12.24764	13.79645	13,983
01/01/2017 to 12/31/2017	13.79645	16.01600	22,704
01/01/2018 to 12/31/2018	16.01600	14.95203	18,909
01/01/2019 to 12/31/2019	14.95203	19.20770	23,948
01/01/2020 to 12/31/2020	19.20770	19.72104	26,658
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	9.52851	8.87118	7,211
01/01/2012 to 12/31/2012	8.87118	11.02821	9,204
01/01/2013 to 12/31/2013	11.02821	11.28195	16,945
01/01/2014 to 12/31/2014	11.28195	12.60075	4,157
01/01/2015 to 12/31/2015	12.60075	12.34260	6,031
01/01/2016 to 12/31/2016	12.34260	12.20948	3,333
01/01/2017 to 12/31/2017	12.20948	13.27383	1,618
01/01/2018 to 12/31/2018	13.27383	12.39929	1,395
01/01/2019 to 12/31/2019	12.39929	15.21053	1,223
01/01/2020 to 12/31/2020	15.21053	14.47294	1,404
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	13.10236	13.69242	82,479
01/01/2012 to 12/31/2012	13.69242	15.48378	75,109
01/01/2013 to 12/31/2013	15.48378	15.65571	74,990
01/01/2014 to 12/31/2014	15.65571	20.09379	62,999
01/01/2015 to 12/31/2015	20.09379	20.65406	59,796
01/01/2016 to 12/31/2016	20.65406	21.22504	58,126
01/01/2017 to 12/31/2017	21.22504	22.10953	58,373
01/01/2018 to 12/31/2018	22.10953	20.64292	54,262
01/01/2019 to 12/31/2019	20.64292	26.55587	46,090
01/01/2020 to 12/31/2020	26.55587	25.29632	9,244
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	10.89213	8.51405	147,056
01/01/2012 to 12/31/2012	8.51405	9.84347	149,372
01/01/2013 to 12/31/2013	9.84347	9.67202	164,692
01/01/2014 to 12/31/2014	9.67202	9.03829	66,829
01/01/2015 to 12/31/2015	9.03829	7.37877	49,296
01/01/2016 to 12/31/2016	7.37877	8.12868	57,422
01/01/2017 to 12/31/2017	8.12868	10.07191	74,777
01/01/2018 to 12/31/2018	10.07191	8.48637	44,463
01/01/2019 to 12/31/2019	8.48637	9.43049	58,870
01/01/2020 to 12/31/2020	9.43049	9.62091	74,020

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	9.82091	9.48371	824,369
01/01/2012 to 12/31/2012	9.48371	10.28626	894,329
01/01/2013 to 12/31/2013	10.28626	11.57315	804,851
01/01/2014 to 12/31/2014	11.57315	11.70382	732,549
01/01/2015 to 12/31/2015	11.70382	11.58796	637,628
01/01/2016 to 12/31/2016	11.58796	11.84437	598,596
01/01/2017 to 12/31/2017	11.84437	13.52557	572,952
01/01/2018 to 12/31/2018	13.52557	12.23204	464,364
01/01/2019 to 12/31/2019	12.23204	14.39062	444,055
01/01/2020 to 12/31/2020	14.39062	15.34428	367,141
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99946	10.06340	20,367
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.05774	9.81078	361,319
01/01/2012 to 12/31/2012	9.81078	10.59247	296,148
01/01/2013 to 12/31/2013	10.59247	11.40471	253,191
01/01/2014 to 12/31/2014	11.40471	11.63291	231,002
01/01/2015 to 12/31/2015	11.63291	11.30102	216,385
01/01/2016 to 12/31/2016	11.30102	11.66233	178,014
01/01/2017 to 12/31/2017	11.66233	12.83869	182,669
01/01/2018 to 12/31/2018	12.83869	11.69727	114,958
01/01/2019 to 12/31/2019	11.69727	13.30529	110,169
01/01/2020 to 12/31/2020	13.30529	14.21398	113,711
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.79052	11.71022	18,168
01/01/2012 to 12/31/2012	11.71022	13.28156	20,688
01/01/2013 to 12/31/2013	13.28156	18.07502	77,722
01/01/2014 to 12/31/2014	18.07502	18.99611	44,190
01/01/2015 to 12/31/2015	18.99611	17.60031	35,473
01/01/2016 to 12/31/2016	17.60031	21.45122	32,067
01/01/2017 to 12/31/2017	21.45122	23.59500	37,483
01/01/2018 to 12/31/2018	23.59500	19.87655	20,949
01/01/2019 to 12/31/2019	19.87655	23.89788	21,775
01/01/2020 to 12/31/2020	23.89788	24.00010	33,192
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	10.14728	9.95080	345,766
01/01/2012 to 12/31/2012	9.95080	9.75612	341,542
01/01/2013 to 12/31/2013	9.75612	9.56479	140,008
01/01/2014 to 12/31/2014	9.56479	9.37722	87,534
01/01/2015 to 12/31/2015	9.37722	9.19333	81,255
01/01/2016 to 12/31/2016	9.19333	9.01356	179,265
01/01/2017 to 12/31/2017	9.01356	8.86728	209,725
01/01/2018 to 12/31/2018	8.86728	8.80547	71,102
01/01/2019 to 12/31/2019	8.80547	8.77879	122,125
01/01/2020 to 12/31/2020	8.77879	8.62584	306,966

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2011 to 12/31/2011	11.53495	11.66806	48,460
01/01/2012 to 12/31/2012	11.66806	13.02596	53,505
01/01/2013 to 12/31/2013	13.02596	13.68754	48,598
01/01/2014 to 12/31/2014	13.68754	13.76235	44,179
01/01/2015 to 12/31/2015	13.76235	13.01159	42,835
01/01/2016 to 12/31/2016	13.01159	14.72108	34,640
01/01/2017 to 12/31/2017	14.72108	15.51152	33,328
01/01/2018 to 12/31/2018	15.51152	14.90370	29,524
01/01/2019 to 12/31/2019	14.90370	16.84692	22,800
01/01/2020 to 12/31/2020	16.84692	16.95192	20,913
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	8.66458	8.13952	55,857
01/01/2012 to 12/31/2012	8.13952	9.32719	61,834
01/01/2013 to 12/31/2013	9.32719	12.78940	74,301
01/01/2014 to 12/31/2014	12.78940	14.26226	65,264
01/01/2015 to 12/31/2015	14.26226	12.88685	44,603
01/01/2016 to 12/31/2016	12.88685	15.14735	30,437
01/01/2017 to 12/31/2017	15.14735	17.70138	36,640
01/01/2018 to 12/31/2018	17.70138	14.89646	20,737
01/01/2019 to 12/31/2019	14.89646	18.91612	20,471
01/01/2020 to 12/31/2020	18.91612	18.59544	15,709
AST International Growth Portfolio
01/01/2011 to 12/31/2011	8.97315	7.66043	116,530
01/01/2012 to 12/31/2012	7.66043	9.03951	96,195
01/01/2013 to 12/31/2013	9.03951	10.55122	75,763
01/01/2014 to 12/31/2014	10.55122	9.77282	66,655
01/01/2015 to 12/31/2015	9.77282	9.88283	65,208
01/01/2016 to 12/31/2016	9.88283	9.32341	65,363
01/01/2017 to 12/31/2017	9.32341	12.37946	63,514
01/01/2018 to 12/31/2018	12.37946	10.51759	65,624
01/01/2019 to 12/31/2019	10.51759	13.62258	53,699
01/01/2020 to 12/31/2020	13.62258	17.53849	17,771
AST International Value Portfolio
01/01/2011 to 12/31/2011	9.58113	8.21462	78,075
01/01/2012 to 12/31/2012	8.21462	9.39636	75,787
01/01/2013 to 12/31/2013	9.39636	11.00543	74,168
01/01/2014 to 12/31/2014	11.00543	10.06627	61,656
01/01/2015 to 12/31/2015	10.06627	9.94954	58,420
01/01/2016 to 12/31/2016	9.94954	9.81144	55,859
01/01/2017 to 12/31/2017	9.81144	11.81402	53,540
01/01/2018 to 12/31/2018	11.81402	9.71231	54,258
01/01/2019 to 12/31/2019	9.71231	11.42836	46,520
01/01/2020 to 12/31/2020	11.42836	11.13632	14,139
AST Investment Grade Bond Portfolio
01/01/2011 to 12/31/2011	12.68549	13.98483	3,388,371
01/01/2012 to 12/31/2012	13.98483	14.99920	1,858,678
01/01/2013 to 12/31/2013	14.99920	14.23708	1,055,361
01/01/2014 to 12/31/2014	14.23708	14.89713	967,866
01/01/2015 to 12/31/2015	14.89713	14.77639	1,590,680
01/01/2016 to 12/31/2016	14.77639	15.09637	1,765,039
01/01/2017 to 12/31/2017	15.09637	15.43939	1,194,688
01/01/2018 to 12/31/2018	15.43939	15.09465	2,419,716
01/01/2019 to 12/31/2019	15.09465	16.46065	1,153,695
01/01/2020 to 12/31/2020	16.46065	18.79534	920,942

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	9.87243	9.62404	124,364
01/01/2012 to 12/31/2012	9.62404	10.71671	140,104
01/01/2013 to 12/31/2013	10.71671	12.21717	128,730
01/01/2014 to 12/31/2014	12.21717	12.73989	126,433
01/01/2015 to 12/31/2015	12.73989	12.35920	118,512
01/01/2016 to 12/31/2016	12.35920	12.74956	112,254
01/01/2017 to 12/31/2017	12.74956	14.61968	104,928
01/01/2018 to 12/31/2018	14.61968	13.27495	83,730
01/01/2019 to 12/31/2019	13.27495	15.54340	93,692
01/01/2020 to 12/31/2020	15.54340	17.24403	89,748
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	11.03780	9.83134	125,803
01/01/2012 to 12/31/2012	9.83134	11.74996	124,436
01/01/2013 to 12/31/2013	11.74996	13.28916	139,693
01/01/2014 to 12/31/2014	13.28916	12.19916	111,250
01/01/2015 to 12/31/2015	12.19916	11.62558	106,621
01/01/2016 to 12/31/2016	11.62558	11.61833	83,360
01/01/2017 to 12/31/2017	11.61833	14.76656	85,944
01/01/2018 to 12/31/2018	14.76656	11.94664	67,975
01/01/2019 to 12/31/2019	11.94664	14.90088	57,989
01/01/2020 to 12/31/2020	14.90088	16.51947	50,380
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	11.72786	11.52499	480,501
01/01/2012 to 12/31/2012	11.52499	12.50989	437,810
01/01/2013 to 12/31/2013	12.50989	13.61768	390,388
01/01/2014 to 12/31/2014	13.61768	14.07806	349,861
01/01/2015 to 12/31/2015	14.07806	13.77683	323,062
01/01/2016 to 12/31/2016	13.77683	14.02570	289,917
01/01/2017 to 12/31/2017	14.02570	15.42107	280,969
01/01/2018 to 12/31/2018	15.42107	14.34209	222,839
01/01/2019 to 12/31/2019	14.34209	16.11507	228,705
01/01/2020 to 12/31/2020	16.11507	17.59273	206,729
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.22592	11.07902	16,790
01/01/2012 to 12/31/2012	11.07902	12.51096	21,265
01/01/2013 to 12/31/2013	12.51096	16.74199	27,850
01/01/2014 to 12/31/2014	16.74199	17.97368	57,774
01/01/2015 to 12/31/2015	17.97368	19.49526	44,381
01/01/2016 to 12/31/2016	19.49526	18.83387	21,026
01/01/2017 to 12/31/2017	18.83387	25.08180	18,422
01/01/2018 to 12/31/2018	25.08180	24.19105	12,649
01/01/2019 to 12/31/2019	24.19105	31.44901	12,235
01/01/2020 to 12/31/2020	31.44901	47.49431	9,077
AST Large-Cap Core Portfolio
04/29/2013* to 12/31/2013	9.99837	11.65174	0
01/01/2014 to 12/31/2014	11.65174	13.16434	0
01/01/2015 to 12/31/2015	13.16434	13.10528	0
01/01/2016 to 12/31/2016	13.10528	14.24377	0
01/01/2017 to 12/31/2017	14.24377	16.95536	0
01/01/2018 to 12/31/2018	16.95536	15.43234	0
01/01/2019 to 12/31/2019	15.43234	18.94063	0
01/01/2020 to 12/31/2020	18.94063	20.63910	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.62849	10.32516	172,784
01/01/2012 to 12/31/2012	10.32516	11.36411	148,698
01/01/2013 to 12/31/2013	11.36411	15.22043	139,121
01/01/2014 to 12/31/2014	15.22043	16.50219	117,477
01/01/2015 to 12/31/2015	16.50219	17.80805	104,033
01/01/2016 to 12/31/2016	17.80805	18.43317	96,174
01/01/2017 to 12/31/2017	18.43317	24.03490	88,203
01/01/2018 to 12/31/2018	24.03490	22.92759	72,833
01/01/2019 to 12/31/2019	22.92759	29.58793	47,147
01/01/2020 to 12/31/2020	29.58793	38.17207	38,129
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	12.51694	11.88737	55,650
01/01/2012 to 12/31/2012	11.88737	14.34349	40,643
01/01/2013 to 12/31/2013	14.34349	17.94830	44,837
01/01/2014 to 12/31/2014	17.94830	18.23517	52,833
01/01/2015 to 12/31/2015	18.23517	17.61561	44,874
01/01/2016 to 12/31/2016	17.61561	18.49924	46,396
01/01/2017 to 12/31/2017	18.49924	22.46148	40,687
01/01/2018 to 12/31/2018	22.46148	19.91513	32,402
01/01/2019 to 12/31/2019	19.91513	25.37367	27,211
01/01/2020 to 12/31/2020	25.37367	28.40337	25,420
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99838	10.30158	81,008
01/01/2013 to 12/31/2013	10.30158	12.00993	68,106
01/01/2014 to 12/31/2014	12.00993	12.37947	64,156
01/01/2015 to 12/31/2015	12.37947	11.98603	55,878
01/01/2016 to 12/31/2016	11.98603	12.25940	76,303
01/01/2017 to 12/31/2017	12.25940	14.00195	45,489
01/01/2018 to 12/31/2018	14.00195	12.59007	35,306
01/01/2019 to 12/31/2019	12.59007	15.15286	33,952
01/01/2020 to 12/31/2020	15.15286	16.32242	33,696
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.95423	10.67597	33,720
01/01/2012 to 12/31/2012	10.67597	12.25442	35,109
01/01/2013 to 12/31/2013	12.25442	16.42420	55,647
01/01/2014 to 12/31/2014	16.42420	17.50473	24,629
01/01/2015 to 12/31/2015	17.50473	18.40205	15,293
01/01/2016 to 12/31/2016	18.40205	18.38680	14,779
01/01/2017 to 12/31/2017	18.38680	23.56302	12,114
01/01/2018 to 12/31/2018	23.56302	23.59499	12,568
01/01/2019 to 12/31/2019	23.59499	31.87161	10,963
01/01/2020 to 12/31/2020	31.87161	40.76997	13,389
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99838	10.18480	0
01/01/2013 to 12/31/2013	10.18480	13.43053	8,046
01/01/2014 to 12/31/2014	13.43053	14.51254	8,125
01/01/2015 to 12/31/2015	14.51254	14.12496	7,859
01/01/2016 to 12/31/2016	14.12496	15.71064	12,712
01/01/2017 to 12/31/2017	15.71064	18.07433	20,936
01/01/2018 to 12/31/2018	18.07433	15.91948	12,794
01/01/2019 to 12/31/2019	15.91948	20.18758	16,799
01/01/2020 to 12/31/2020	20.18758	20.56241	15,826

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	13.50650	12.84773	41,030
01/01/2012 to 12/31/2012	12.84773	15.06598	43,172
01/01/2013 to 12/31/2013	15.06598	19.52547	45,442
01/01/2014 to 12/31/2014	19.52547	21.34921	47,294
01/01/2015 to 12/31/2015	21.34921	19.74053	163,670
01/01/2016 to 12/31/2016	19.74053	19.67264	148,322
01/01/2017 to 12/31/2017	19.67264	24.51333	142,122
01/01/2018 to 12/31/2018	24.51333	22.98494	135,522
01/01/2019 to 12/31/2019	22.98494	29.32951	126,206
01/01/2020 to 12/31/2020	29.32951	38.77212	32,806
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.26042	10.76561	53,309
01/01/2012 to 12/31/2012	10.76561	12.36201	56,155
01/01/2013 to 12/31/2013	12.36201	17.21092	74,684
01/01/2014 to 12/31/2014	17.21092	19.27797	66,820
01/01/2015 to 12/31/2015	19.27797	17.83449	54,880
01/01/2016 to 12/31/2016	17.83449	20.67312	51,181
01/01/2017 to 12/31/2017	20.67312	23.06370	50,598
01/01/2018 to 12/31/2018	23.06370	18.89115	35,741
01/01/2019 to 12/31/2019	18.89115	22.41294	25,742
01/01/2020 to 12/31/2020	22.41294	21.58115	24,215
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.39953	11.28767	3,067,168
01/01/2012 to 12/31/2012	11.28767	12.21401	2,917,636
01/01/2013 to 12/31/2013	12.21401	13.07757	2,580,011
01/01/2014 to 12/31/2014	13.07757	13.56155	2,231,114
01/01/2015 to 12/31/2015	13.56155	13.31474	1,921,323
01/01/2016 to 12/31/2016	13.31474	13.77551	1,758,438
01/01/2017 to 12/31/2017	13.77551	14.87434	1,679,979
01/01/2018 to 12/31/2018	14.87434	14.16695	1,400,238
01/01/2019 to 12/31/2019	14.16695	15.93634	1,367,413
01/01/2020 to 12/31/2020	15.93634	17.04274	1,251,898
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01829	10.06516	0
01/01/2012 to 12/31/2012	10.06516	10.56916	2,546
01/01/2013 to 12/31/2013	10.56916	10.12224	25,952
01/01/2014 to 12/31/2014	10.12224	10.52520	31,880
01/01/2015 to 12/31/2015	10.52520	10.29116	23,425
01/01/2016 to 12/31/2016	10.29116	10.51449	1,599
01/01/2017 to 12/31/2017	10.51449	10.89342	1,741
01/01/2018 to 12/31/2018	10.89342	10.59176	4,131
01/01/2019 to 12/31/2019	10.59176	11.39697	13,516
01/01/2020 to 12/31/2020	11.39697	11.84942	11,778
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	9.56644	8.79623	1,363,057
01/01/2012 to 12/31/2012	8.79623	9.73774	1,518,836
01/01/2013 to 12/31/2013	9.73774	11.17223	1,352,995
01/01/2014 to 12/31/2014	11.17223	11.96055	1,315,331
01/01/2015 to 12/31/2015	11.96055	11.65412	1,693,087
01/01/2016 to 12/31/2016	11.65412	12.57948	1,594,736
01/01/2017 to 12/31/2017	12.57948	14.31873	2,142,011
01/01/2018 to 12/31/2018	14.31873	12.97023	1,547,160
01/01/2019 to 12/31/2019	12.97023	15.15466	1,674,048
01/01/2020 to 12/31/2020	15.15466	15.72764	1,476,785

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	9.27431	9.40705	44,044
01/01/2012 to 12/31/2012	9.40705	10.95646	38,467
01/01/2013 to 12/31/2013	10.95646	14.22503	48,287
01/01/2014 to 12/31/2014	14.22503	16.34662	65,598
01/01/2015 to 12/31/2015	16.34662	16.51953	60,837
01/01/2016 to 12/31/2016	16.51953	18.60091	49,238
01/01/2017 to 12/31/2017	18.60091	22.29513	49,301
01/01/2018 to 12/31/2018	22.29513	20.05965	43,101
01/01/2019 to 12/31/2019	20.05965	24.47785	25,789
01/01/2020 to 12/31/2020	24.47785	22.75298	23,540
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99837	8.88098	0
01/01/2012 to 12/31/2012	8.88098	9.85218	0
01/01/2013 to 12/31/2013	9.85218	11.82239	0
01/01/2014 to 12/31/2014	11.82239	12.34402	0
01/01/2015 to 12/31/2015	12.34402	12.12017	16,541
01/01/2016 to 12/31/2016	12.12017	12.63420	16,541
01/01/2017 to 12/31/2017	12.63420	14.64036	0
01/01/2018 to 12/31/2018	14.64036	13.41480	0
01/01/2019 to 12/31/2019	13.41480	15.94058	0
01/01/2020 to 12/31/2020	15.94058	17.43699	0
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	12.21815	10.40817	61,481
01/01/2012 to 12/31/2012	10.40817	12.25201	64,255
01/01/2013 to 12/31/2013	12.25201	16.91414	63,124
01/01/2014 to 12/31/2014	16.91414	17.40177	54,000
01/01/2015 to 12/31/2015	17.40177	17.28813	44,173
01/01/2016 to 12/31/2016	17.28813	18.25490	40,264
01/01/2017 to 12/31/2017	18.25490	22.85392	33,555
01/01/2018 to 12/31/2018	22.85392	19.97386	29,972
01/01/2019 to 12/31/2019	19.97386	26.72624	20,710
01/01/2020 to 12/31/2020	26.72624	35.42198	19,345
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.62640	11.28700	14,569
01/01/2012 to 12/31/2012	11.28700	12.41265	14,922
01/01/2013 to 12/31/2013	12.41265	16.44967	15,992
01/01/2014 to 12/31/2014	16.44967	16.74306	16,073
01/01/2015 to 12/31/2015	16.74306	16.54363	18,553
01/01/2016 to 12/31/2016	16.54363	18.17876	15,045
01/01/2017 to 12/31/2017	18.17876	22.08581	13,913
01/01/2018 to 12/31/2018	22.08581	19.83073	10,581
01/01/2019 to 12/31/2019	19.83073	25.29783	10,614
01/01/2020 to 12/31/2020	25.29783	36.80380	7,299
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	12.25369	11.29575	81,692
01/01/2012 to 12/31/2012	11.29575	13.08511	72,140
01/01/2013 to 12/31/2013	13.08511	17.62661	68,000
01/01/2014 to 12/31/2014	17.62661	18.19129	55,807
01/01/2015 to 12/31/2015	18.19129	17.06585	51,986
01/01/2016 to 12/31/2016	17.06585	21.61833	50,546
01/01/2017 to 12/31/2017	21.61833	22.75270	49,563
01/01/2018 to 12/31/2018	22.75270	18.49547	48,523
01/01/2019 to 12/31/2019	18.49547	22.11830	47,511
01/01/2020 to 12/31/2020	22.11830	21.87160	5,680

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.47036	11.46887	1,177,868
01/01/2012 to 12/31/2012	11.46887	12.76116	1,287,000
01/01/2013 to 12/31/2013	12.76116	14.61687	1,160,351
01/01/2014 to 12/31/2014	14.61687	15.17293	1,124,054
01/01/2015 to 12/31/2015	15.17293	14.88160	1,123,720
01/01/2016 to 12/31/2016	14.88160	15.69112	1,034,091
01/01/2017 to 12/31/2017	15.69112	17.75445	1,018,034
01/01/2018 to 12/31/2018	17.75445	16.47730	861,046
01/01/2019 to 12/31/2019	16.47730	19.52142	828,367
01/01/2020 to 12/31/2020	19.52142	21.53762	769,275
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.02414	10.62508	117,954
01/01/2012 to 12/31/2012	10.62508	12.24799	112,648
01/01/2013 to 12/31/2013	12.24799	17.29463	102,273
01/01/2014 to 12/31/2014	17.29463	18.37052	96,503
01/01/2015 to 12/31/2015	18.37052	19.73636	84,773
01/01/2016 to 12/31/2016	19.73636	19.87233	80,819
01/01/2017 to 12/31/2017	19.87233	26.86535	84,119
01/01/2018 to 12/31/2018	26.86535	27.35394	79,944
01/01/2019 to 12/31/2019	27.35394	34.38813	90,216
01/01/2020 to 12/31/2020	34.38813	47.13444	69,994
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	9.93724	9.69471	143,677
01/01/2012 to 12/31/2012	9.69471	10.77810	135,757
01/01/2013 to 12/31/2013	10.77810	14.22606	132,909
01/01/2014 to 12/31/2014	14.22606	14.16445	131,096
01/01/2015 to 12/31/2015	14.16445	13.04459	128,834
01/01/2016 to 12/31/2016	13.04459	13.57314	126,529
01/01/2017 to 12/31/2017	13.57314	15.51050	124,086
01/01/2018 to 12/31/2018	15.51050	13.72821	123,998
01/01/2019 to 12/31/2019	13.72821	16.95426	351,763
01/01/2020 to 12/31/2020	16.95426	16.96914	118,624
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	15.52981	12.95425	54,604
01/01/2012 to 12/31/2012	12.95425	13.15910	45,331
01/01/2013 to 12/31/2013	13.15910	14.88539	33,264
01/01/2014 to 12/31/2014	14.88539	13.37329	34,424
01/01/2015 to 12/31/2015	13.37329	10.58666	32,782
01/01/2016 to 12/31/2016	10.58666	12.93440	40,454
01/01/2017 to 12/31/2017	12.93440	13.98848	37,518
01/01/2018 to 12/31/2018	13.98848	11.42893	23,793
01/01/2019 to 12/31/2019	11.42893	13.09461	23,254
01/01/2020 to 12/31/2020	13.09461	12.55250	22,413
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.65953	11.03672	14,167
01/01/2012 to 12/31/2012	11.03672	12.81203	10,373
01/01/2013 to 12/31/2013	12.81203	16.63249	9,196
01/01/2014 to 12/31/2014	16.63249	18.74732	1,694
01/01/2015 to 12/31/2015	18.74732	17.16504	1,416
01/01/2016 to 12/31/2016	17.16504	19.18456	2,429
01/01/2017 to 12/31/2017	19.18456	22.29489	2,773
01/01/2018 to 12/31/2018	22.29489	18.24340	1,422
01/01/2019 to 12/31/2019	18.24340	21.30986	1,411
01/01/2020 to 12/31/2020	21.30986	19.67760	750

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Wellington Management Hedged Equity Portfolio
01/01/2011 to 12/31/2011	9.74160	9.22075	597,446
01/01/2012 to 12/31/2012	9.22075	10.03476	628,595
01/01/2013 to 12/31/2013	10.03476	11.85510	616,561
01/01/2014 to 12/31/2014	11.85510	12.26244	614,396
01/01/2015 to 12/31/2015	12.26244	11.94590	594,254
01/01/2016 to 12/31/2016	11.94590	12.47643	540,510
01/01/2017 to 12/31/2017	12.47643	13.89528	515,987
01/01/2018 to 12/31/2018	13.89528	12.94062	349,990
01/01/2019 to 12/31/2019	12.94062	15.29461	263,530
01/01/2020 to 12/31/2020	15.29461	15.99315	222,481
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.72220	11.14563	109,867
01/01/2012 to 12/31/2012	11.14563	11.78482	126,306
01/01/2013 to 12/31/2013	11.78482	11.38119	128,979
01/01/2014 to 12/31/2014	11.38119	11.96112	141,441
01/01/2015 to 12/31/2015	11.96112	11.87155	121,362
01/01/2016 to 12/31/2016	11.87155	12.23875	104,781
01/01/2017 to 12/31/2017	12.23875	12.75626	127,731
01/01/2018 to 12/31/2018	12.75626	12.22162	171,339
01/01/2019 to 12/31/2019	12.22162	13.45583	148,942
01/01/2020 to 12/31/2020	13.45583	14.26164	144,045
ProFund VP Consumer Goods Portfolio
01/01/2011 to 12/31/2011	10.49725	11.00661	1,842
01/01/2012 to 12/31/2012	11.00661	11.96205	2,003
01/01/2013 to 12/31/2013	11.96205	15.06423	1,035
01/01/2014 to 12/31/2014	15.06423	16.27930	997
01/01/2015 to 12/31/2015	16.27930	16.62452	770
01/01/2016 to 12/31/2016	16.62452	16.87689	851
01/01/2017 to 12/31/2017	16.87689	19.03801	1,027
01/01/2018 to 12/31/2018	19.03801	15.90000	756
01/01/2019 to 12/31/2019	15.90000	19.72878	982
01/01/2020 to 12/31/2020	19.72878	25.34816	305
ProFund VP Consumer Services
01/01/2011 to 12/31/2011	10.72454	11.09282	674
01/01/2012 to 12/31/2012	11.09282	13.27826	766
01/01/2013 to 12/31/2013	13.27826	18.20822	1,951
01/01/2014 to 12/31/2014	18.20822	20.07562	635
01/01/2015 to 12/31/2015	20.07562	20.60484	378
01/01/2016 to 12/31/2016	20.60484	21.04740	253
01/01/2017 to 12/31/2017	21.04740	24.42613	498
01/01/2018 to 12/31/2018	24.42613	24.09180	460
01/01/2019 to 12/31/2019	24.09180	29.43901	409
01/01/2020 to 12/31/2020	29.43901	37.04290	279
ProFund VP Financials
01/01/2011 to 12/31/2011	6.45064	5.44948	12,654
01/01/2012 to 12/31/2012	5.44948	6.66350	6,613
01/01/2013 to 12/31/2013	6.66350	8.62843	5,986
01/01/2014 to 12/31/2014	8.62843	9.55186	4,647
01/01/2015 to 12/31/2015	9.55186	9.22457	4,870
01/01/2016 to 12/31/2016	9.22457	10.42967	5,472
01/01/2017 to 12/31/2017	10.42967	12.08568	5,582
01/01/2018 to 12/31/2018	12.08568	10.61169	4,555
01/01/2019 to 12/31/2019	10.61169	13.55291	5,036
01/01/2020 to 12/31/2020	13.55291	13.05192	3,525

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Health Care
01/01/2011 to 12/31/2011	9.83044	10.61260	7,507
01/01/2012 to 12/31/2012	10.61260	12.21490	5,736
01/01/2013 to 12/31/2013	12.21490	16.73671	4,282
01/01/2014 to 12/31/2014	16.73671	20.29730	5,025
01/01/2015 to 12/31/2015	20.29730	20.89886	3,751
01/01/2016 to 12/31/2016	20.89886	19.65962	3,547
01/01/2017 to 12/31/2017	19.65962	23.30718	3,552
01/01/2018 to 12/31/2018	23.30718	23.86100	2,995
01/01/2019 to 12/31/2019	23.86100	27.92461	3,249
01/01/2020 to 12/31/2020	27.92461	31.32945	3,191
ProFund VP Industrials
01/01/2011 to 12/31/2011	8.97973	8.64675	1,646
01/01/2012 to 12/31/2012	8.64675	9.81615	1,636
01/01/2013 to 12/31/2013	9.81615	13.29885	1,626
01/01/2014 to 12/31/2014	13.29885	13.76524	0
01/01/2015 to 12/31/2015	13.76524	13.03372	0
01/01/2016 to 12/31/2016	13.03372	15.02100	19
01/01/2017 to 12/31/2017	15.02100	18.02589	17
01/01/2018 to 12/31/2018	18.02589	15.41469	15
01/01/2019 to 12/31/2019	15.41469	19.72065	13
01/01/2020 to 12/31/2020	19.72065	22.57442	470
ProFund VP Large-Cap Growth
01/01/2011 to 12/31/2011	9.45874	9.56388	1,608
01/01/2012 to 12/31/2012	9.56388	10.56848	1,262
01/01/2013 to 12/31/2013	10.56848	13.53866	1,091
01/01/2014 to 12/31/2014	13.53866	14.98899	11,193
01/01/2015 to 12/31/2015	14.98899	15.24711	917
01/01/2016 to 12/31/2016	15.24711	15.69859	920
01/01/2017 to 12/31/2017	15.69859	19.28441	807
01/01/2018 to 12/31/2018	19.28441	18.55251	635
01/01/2019 to 12/31/2019	18.55251	23.44349	717
01/01/2020 to 12/31/2020	23.44349	30.09257	644
ProFund VP Large-Cap Value
01/01/2011 to 12/31/2011	8.11227	7.85180	1,461
01/01/2012 to 12/31/2012	7.85180	8.88451	1,433
01/01/2013 to 12/31/2013	8.88451	11.31411	1,361
01/01/2014 to 12/31/2014	11.31411	12.25415	1,347
01/01/2015 to 12/31/2015	12.25415	11.44496	1,127
01/01/2016 to 12/31/2016	11.44496	12.95256	1,901
01/01/2017 to 12/31/2017	12.95256	14.40543	1,900
01/01/2018 to 12/31/2018	14.40543	12.62066	1,841
01/01/2019 to 12/31/2019	12.62066	16.05724	1,776
01/01/2020 to 12/31/2020	16.05724	15.73300	718
ProFund VP Mid-Cap Growth
01/01/2011 to 12/31/2011	10.56135	10.05492	3,049
01/01/2012 to 12/31/2012	10.05492	11.37355	1,454
01/01/2013 to 12/31/2013	11.37355	14.55432	1,263
01/01/2014 to 12/31/2014	14.55432	15.10948	1,191
01/01/2015 to 12/31/2015	15.10948	14.85516	664
01/01/2016 to 12/31/2016	14.85516	16.43994	774
01/01/2017 to 12/31/2017	16.43994	19.06920	2,336
01/01/2018 to 12/31/2018	19.06920	16.45397	1,938
01/01/2019 to 12/31/2019	16.45397	20.04202	2,124
01/01/2020 to 12/31/2020	20.04202	23.75509	1,165

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Mid-Cap Value
01/01/2011 to 12/31/2011	9.77276	9.20548	3,220
01/01/2012 to 12/31/2012	9.20548	10.51952	3,207
01/01/2013 to 12/31/2013	10.51952	13.63000	882
01/01/2014 to 12/31/2014	13.63000	14.72382	832
01/01/2015 to 12/31/2015	14.72382	13.24778	646
01/01/2016 to 12/31/2016	13.24778	16.15020	749
01/01/2017 to 12/31/2017	16.15020	17.51413	885
01/01/2018 to 12/31/2018	17.51413	14.88698	604
01/01/2019 to 12/31/2019	14.88698	18.11002	871
01/01/2020 to 12/31/2020	18.11002	18.16273	231
ProFund VP Real Estate
01/01/2011 to 12/31/2011	8.44004	8.66786	2,342
01/01/2012 to 12/31/2012	8.66786	9.95672	4,456
01/01/2013 to 12/31/2013	9.95672	9.77041	4,359
01/01/2014 to 12/31/2014	9.77041	11.97520	3,735
01/01/2015 to 12/31/2015	11.97520	11.77842	3,534
01/01/2016 to 12/31/2016	11.77842	12.20916	1,183
01/01/2017 to 12/31/2017	12.20916	12.93396	1,157
01/01/2018 to 12/31/2018	12.93396	11.95654	1,069
01/01/2019 to 12/31/2019	11.95654	14.85882	921
01/01/2020 to 12/31/2020	14.85882	13.65068	1,052
ProFund VP Small-Cap Growth
01/01/2011 to 12/31/2011	10.35978	10.28708	4,140
01/01/2012 to 12/31/2012	10.28708	11.34379	2,435
01/01/2013 to 12/31/2013	11.34379	15.61738	2,423
01/01/2014 to 12/31/2014	15.61738	15.64381	2,340
01/01/2015 to 12/31/2015	15.64381	15.51696	1,077
01/01/2016 to 12/31/2016	15.51696	18.29176	1,169
01/01/2017 to 12/31/2017	18.29176	20.25995	1,083
01/01/2018 to 12/31/2018	20.25995	18.71886	849
01/01/2019 to 12/31/2019	18.71886	21.86019	1,023
01/01/2020 to 12/31/2020	21.86019	25.15885	0
ProFund VP Small-Cap Value
01/01/2011 to 12/31/2011	10.12223	9.51684	713
01/01/2012 to 12/31/2012	9.51684	10.83731	713
01/01/2013 to 12/31/2013	10.83731	14.62787	713
01/01/2014 to 12/31/2014	14.62787	15.17487	481
01/01/2015 to 12/31/2015	15.17487	13.64566	481
01/01/2016 to 12/31/2016	13.64566	17.22862	1,131
01/01/2017 to 12/31/2017	17.22862	18.53206	1,101
01/01/2018 to 12/31/2018	18.53206	15.58402	1,437
01/01/2019 to 12/31/2019	15.58402	18.72587	1,442
01/01/2020 to 12/31/2020	18.72587	18.55357	1,061
ProFund VP Telecommunications
01/01/2011 to 12/31/2011	8.65491	8.64401	3,290
01/01/2012 to 12/31/2012	8.64401	9.87396	3,187
01/01/2013 to 12/31/2013	9.87396	10.84864	1,855
01/01/2014 to 12/31/2014	10.84864	10.69603	1,808
01/01/2015 to 12/31/2015	10.69603	10.64595	1,759
01/01/2016 to 12/31/2016	10.64595	12.69829	893
01/01/2017 to 12/31/2017	12.69829	12.18557	893
01/01/2018 to 12/31/2018	12.18557	10.14097	1,655
01/01/2019 to 12/31/2019	10.14097	11.41052	1,566
01/01/2020 to 12/31/2020	11.41052	11.53927	1,792

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Utilities
01/01/2011 to 12/31/2011	8.11874	9.35362	6,219
01/01/2012 to 12/31/2012	9.35362	9.18268	6,325
01/01/2013 to 12/31/2013	9.18268	10.20116	3,023
01/01/2014 to 12/31/2014	10.20116	12.58990	3,014
01/01/2015 to 12/31/2015	12.58990	11.55271	229
01/01/2016 to 12/31/2016	11.55271	13.03439	218
01/01/2017 to 12/31/2017	13.03439	14.13920	219
01/01/2018 to 12/31/2018	14.13920	14.26027	733
01/01/2019 to 12/31/2019	14.26027	17.17879	662
01/01/2020 to 12/31/2020	17.17879	16.43766	136
*Denotes the start date of these sub-accounts

PREMIER L SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit Only (2.10%) OR Highest Daily Lifetime Five Income Benefit Only (2.10%) OR HD GRO 60 bps (2.10%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.45610	9.96902	8,190,643
01/01/2012 to 12/31/2012	9.96902	10.99065	7,386,371
01/01/2013 to 12/31/2013	10.99065	11.83821	6,636,289
01/01/2014 to 12/31/2014	11.83821	12.03742	6,061,147
01/01/2015 to 12/31/2015	12.03742	11.41023	5,374,065
01/01/2016 to 12/31/2016	11.41023	11.88411	4,708,785
01/01/2017 to 12/31/2017	11.88411	13.10515	3,901,745
01/01/2018 to 12/31/2018	13.10515	11.78997	3,488,049
01/01/2019 to 12/31/2019	11.78997	13.40144	3,155,278
01/01/2020 to 12/31/2020	13.40144	13.67951	2,750,784
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.78380	10.57416	2,560,562
01/01/2012 to 12/31/2012	10.57416	11.76991	2,460,759
01/01/2013 to 12/31/2013	11.76991	13.43650	2,320,015
01/01/2014 to 12/31/2014	13.43650	13.96394	2,010,284
01/01/2015 to 12/31/2015	13.96394	13.78651	1,853,738
01/01/2016 to 12/31/2016	13.78651	14.46318	1,656,964
01/01/2017 to 12/31/2017	14.46318	16.56430	1,326,881
01/01/2018 to 12/31/2018	16.56430	15.26690	1,172,257
01/01/2019 to 12/31/2019	15.26690	18.22152	1,090,054
01/01/2020 to 12/31/2020	18.22152	19.75287	971,445
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	9.70515	9.33306	77,865
01/01/2012 to 12/31/2012	9.33306	10.08071	226,318
01/01/2013 to 12/31/2013	10.08071	11.10147	243,516
01/01/2014 to 12/31/2014	11.10147	11.43195	241,756
01/01/2015 to 12/31/2015	11.43195	11.17820	241,478
01/01/2016 to 12/31/2016	11.17820	11.47598	209,444
01/01/2017 to 12/31/2017	11.47598	13.06514	108,072
01/01/2018 to 12/31/2018	13.06514	11.78379	82,117
01/01/2019 to 12/31/2019	11.78379	13.62442	52,475
01/01/2020 to 12/31/2020	13.62442	15.22551	28,806
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.75644	10.40750	8,234,574
01/01/2012 to 12/31/2012	10.40750	11.46480	7,583,863
01/01/2013 to 12/31/2013	11.46480	13.21068	6,826,687
01/01/2014 to 12/31/2014	13.21068	13.78283	6,053,136
01/01/2015 to 12/31/2015	13.78283	13.56359	5,513,932
01/01/2016 to 12/31/2016	13.56359	14.12196	4,954,722
01/01/2017 to 12/31/2017	14.12196	15.89406	4,726,033
01/01/2018 to 12/31/2018	15.89406	14.79722	4,249,830
01/01/2019 to 12/31/2019	14.79722	17.30702	3,705,868
01/01/2020 to 12/31/2020	17.30702	18.94591	3,360,116

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99772	9.14094	5,393,786
01/01/2012 to 12/31/2012	9.14094	10.01761	4,663,173
01/01/2013 to 12/31/2013	10.01761	10.87643	4,389,643
01/01/2014 to 12/31/2014	10.87643	11.17417	4,034,452
01/01/2015 to 12/31/2015	11.17417	10.61583	3,637,934
01/01/2016 to 12/31/2016	10.61583	11.12173	3,322,469
01/01/2017 to 12/31/2017	11.12173	12.26744	2,818,678
01/01/2018 to 12/31/2018	12.26744	11.37954	2,421,831
01/01/2019 to 12/31/2019	11.37954	13.10939	2,174,136
01/01/2020 to 12/31/2020	13.10939	13.44797	1,856,190
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	11.59752	11.61472	199
01/01/2012 to 12/31/2012	11.61472	11.90963	186
01/01/2013 to 12/31/2013	11.90963	11.41093	0
01/01/2014 to 12/31/2014	11.41093	11.16527	0
01/01/2015 to 12/31/2015	11.16527	10.98841	0
01/01/2016 to 12/31/2016	10.98841	10.93911	0
01/01/2017 to 12/31/2017	10.93911	10.89772	0
01/01/2018 to 12/31/2018	10.89772	10.75195	0
01/01/2019 to 12/31/2019	10.75195	11.01730	0
01/01/2020 to 12/31/2020	11.01730	11.06694	0
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	12.56259	12.69567	13,388
01/01/2012 to 12/31/2012	12.69567	13.59329	15,298
01/01/2013 to 12/31/2013	13.59329	13.06915	4,304
01/01/2014 to 12/31/2014	13.06915	13.34194	7,362
01/01/2015 to 12/31/2015	13.34194	12.79195	3,729
01/01/2016 to 12/31/2016	12.79195	13.05920	1,211
01/01/2017 to 12/31/2017	13.05920	13.34924	1,966
01/01/2018 to 12/31/2018	13.34924	12.98697	590
01/01/2019 to 12/31/2019	12.98697	13.89330	1,666
01/01/2020 to 12/31/2020	13.89330	14.60979	404
AST Bond Portfolio 2021
01/01/2011 to 12/31/2011	10.97956	12.93718	405,546
01/01/2012 to 12/31/2012	12.93718	13.53150	146,919
01/01/2013 to 12/31/2013	13.53150	12.32531	0
01/01/2014 to 12/31/2014	12.32531	12.99903	0
01/01/2015 to 12/31/2015	12.99903	12.95877	0
01/01/2016 to 12/31/2016	12.95877	12.95100	0
01/01/2017 to 12/31/2017	12.95100	12.88571	0
01/01/2018 to 12/31/2018	12.88571	12.62779	0
01/01/2019 to 12/31/2019	12.62779	12.99482	0
01/01/2020 to 12/31/2020	12.99482	13.12850	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	9.99829	11.98927	186,514
01/01/2012 to 12/31/2012	11.98927	12.42891	230,023
01/01/2013 to 12/31/2013	12.42891	10.98697	0
01/01/2014 to 12/31/2014	10.98697	11.87687	0
01/01/2015 to 12/31/2015	11.87687	11.87638	0
01/01/2016 to 12/31/2016	11.87638	11.84514	0
01/01/2017 to 12/31/2017	11.84514	11.78407	0
01/01/2018 to 12/31/2018	11.78407	11.52340	0
01/01/2019 to 12/31/2019	11.52340	11.95128	0
01/01/2020 to 12/31/2020	11.95128	12.29150	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	9.99773	10.37175	147,460
01/01/2013 to 12/31/2013	10.37175	9.12226	588,698
01/01/2014 to 12/31/2014	9.12226	10.06206	196,081
01/01/2015 to 12/31/2015	10.06206	10.12194	60,877
01/01/2016 to 12/31/2016	10.12194	10.10372	43,498
01/01/2017 to 12/31/2017	10.10372	10.06427	38,608
01/01/2018 to 12/31/2018	10.06427	9.83022	34,172
01/01/2019 to 12/31/2019	9.83022	10.25469	30,995
01/01/2020 to 12/31/2020	10.25469	10.72387	30,969
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	9.99886	8.72663	390,795
01/01/2014 to 12/31/2014	8.72663	9.79423	194,284
01/01/2015 to 12/31/2015	9.79423	9.86530	0
01/01/2016 to 12/31/2016	9.86530	9.84699	0
01/01/2017 to 12/31/2017	9.84699	9.80732	0
01/01/2018 to 12/31/2018	9.80732	9.54262	0
01/01/2019 to 12/31/2019	9.54262	10.08995	0
01/01/2020 to 12/31/2020	10.08995	10.73774	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	9.99886	11.27345	42,537
01/01/2015 to 12/31/2015	11.27345	11.26217	227,034
01/01/2016 to 12/31/2016	11.26217	11.30362	0
01/01/2017 to 12/31/2017	11.30362	11.27426	0
01/01/2018 to 12/31/2018	11.27426	10.96002	0
01/01/2019 to 12/31/2019	10.96002	11.67038	0
01/01/2020 to 12/31/2020	11.67038	12.72745	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	9.99886	9.91185	84,772
01/01/2016 to 12/31/2016	9.91185	9.91004	257,190
01/01/2017 to 12/31/2017	9.91004	9.94169	178,764
01/01/2018 to 12/31/2018	9.94169	9.63484	195,455
01/01/2019 to 12/31/2019	9.63484	10.38318	96,075
01/01/2020 to 12/31/2020	10.38318	11.25554	22,519
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	9.99773	9.85367	138,017
01/01/2017 to 12/31/2017	9.85367	9.91065	94,644
01/01/2018 to 12/31/2018	9.91065	9.58352	94,741
01/01/2019 to 12/31/2019	9.58352	10.38955	38,651
01/01/2020 to 12/31/2020	10.38955	11.38368	1,812
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	9.99772	10.01039	0
01/01/2018 to 12/31/2018	10.01039	9.60188	7,215
01/01/2019 to 12/31/2019	9.60188	10.49429	0
01/01/2020 to 12/31/2020	10.49429	11.78751	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	9.99772	9.63645	0
01/01/2019 to 12/31/2019	9.63645	10.59888	42,022
01/01/2020 to 12/31/2020	10.59888	12.07204	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	9.99886	11.20476	1,302
01/01/2020 to 12/31/2020	11.20476	12.56689	95,754
AST Bond Portfolio 2031
01/02/2020* to 12/31/2020	9.99886	11.08726	29,843

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.39654	9.93585	11,097,830
01/01/2012 to 12/31/2012	9.93585	11.06664	10,445,023
01/01/2013 to 12/31/2013	11.06664	13.29740	9,936,825
01/01/2014 to 12/31/2014	13.29740	13.93497	9,248,387
01/01/2015 to 12/31/2015	13.93497	13.72108	8,340,415
01/01/2016 to 12/31/2016	13.72108	14.35830	7,743,962
01/01/2017 to 12/31/2017	14.35830	16.57979	6,765,933
01/01/2018 to 12/31/2018	16.57979	15.22721	5,895,856
01/01/2019 to 12/31/2019	15.22721	18.23197	5,356,722
01/01/2020 to 12/31/2020	18.23197	20.25326	4,715,495
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99829	11.62173	0
01/01/2014 to 12/31/2014	11.62173	12.93188	505
01/01/2015 to 12/31/2015	12.93188	12.21352	0
01/01/2016 to 12/31/2016	12.21352	13.74454	0
01/01/2017 to 12/31/2017	13.74454	15.94013	0
01/01/2018 to 12/31/2018	15.94013	14.86657	0
01/01/2019 to 12/31/2019	14.86657	19.07923	0
01/01/2020 to 12/31/2020	19.07923	19.56994	0
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	9.50539	8.84098	334
01/01/2012 to 12/31/2012	8.84098	10.97977	378
01/01/2013 to 12/31/2013	10.97977	11.22143	87
01/01/2014 to 12/31/2014	11.22143	12.52097	358
01/01/2015 to 12/31/2015	12.52097	12.25238	0
01/01/2016 to 12/31/2016	12.25238	12.10839	0
01/01/2017 to 12/31/2017	12.10839	13.15114	0
01/01/2018 to 12/31/2018	13.15114	12.27260	0
01/01/2019 to 12/31/2019	12.27260	15.04045	0
01/01/2020 to 12/31/2020	15.04045	14.29705	0
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	13.02810	13.60150	1,614
01/01/2012 to 12/31/2012	13.60150	15.36585	2,108
01/01/2013 to 12/31/2013	15.36585	15.52133	228
01/01/2014 to 12/31/2014	15.52133	19.90176	678
01/01/2015 to 12/31/2015	19.90176	20.43665	140
01/01/2016 to 12/31/2016	20.43665	20.98115	70
01/01/2017 to 12/31/2017	20.98115	21.83415	165
01/01/2018 to 12/31/2018	21.83415	20.36582	0
01/01/2019 to 12/31/2019	20.36582	26.17372	0
01/01/2020 to 12/31/2020	26.17372	24.90794	0
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	10.86611	8.48537	5,893
01/01/2012 to 12/31/2012	8.48537	9.80073	7,549
01/01/2013 to 12/31/2013	9.80073	9.62049	780
01/01/2014 to 12/31/2014	9.62049	8.98130	1,503
01/01/2015 to 12/31/2015	8.98130	7.32505	229
01/01/2016 to 12/31/2016	7.32505	8.06165	145
01/01/2017 to 12/31/2017	8.06165	9.97918	327
01/01/2018 to 12/31/2018	9.97918	8.40000	105
01/01/2019 to 12/31/2019	8.40000	9.32536	299
01/01/2020 to 12/31/2020	9.32536	9.50445	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	9.77460	9.42980	1,304,429
01/01/2012 to 12/31/2012	9.42980	10.21781	1,451,133
01/01/2013 to 12/31/2013	10.21781	11.48490	1,315,731
01/01/2014 to 12/31/2014	11.48490	11.60311	1,105,490
01/01/2015 to 12/31/2015	11.60311	11.47701	1,004,391
01/01/2016 to 12/31/2016	11.47701	11.71956	878,383
01/01/2017 to 12/31/2017	11.71956	13.37005	678,393
01/01/2018 to 12/31/2018	13.37005	12.07945	602,667
01/01/2019 to 12/31/2019	12.07945	14.19719	516,771
01/01/2020 to 12/31/2020	14.19719	15.12329	448,724
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99943	10.06206	0
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.03174	9.77586	45,092
01/01/2012 to 12/31/2012	9.77586	10.54431	44,970
01/01/2013 to 12/31/2013	10.54431	11.34169	21,520
01/01/2014 to 12/31/2014	11.34169	11.55729	21,879
01/01/2015 to 12/31/2015	11.55729	11.21656	26,655
01/01/2016 to 12/31/2016	11.21656	11.56375	22,519
01/01/2017 to 12/31/2017	11.56375	12.71779	25,070
01/01/2018 to 12/31/2018	12.71779	11.57572	32,467
01/01/2019 to 12/31/2019	11.57572	13.15408	24,413
01/01/2020 to 12/31/2020	13.15408	14.03873	19,960
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.76216	11.67054	5,153
01/01/2012 to 12/31/2012	11.67054	13.22351	7,138
01/01/2013 to 12/31/2013	13.22351	17.97855	687
01/01/2014 to 12/31/2014	17.97855	18.87619	953
01/01/2015 to 12/31/2015	18.87619	17.47208	393
01/01/2016 to 12/31/2016	17.47208	21.27432	211
01/01/2017 to 12/31/2017	21.27432	23.37765	482
01/01/2018 to 12/31/2018	23.37765	19.67409	100
01/01/2019 to 12/31/2019	19.67409	23.63131	286
01/01/2020 to 12/31/2020	23.63131	23.70911	0
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	10.10136	9.89610	294
01/01/2012 to 12/31/2012	9.89610	9.69320	293
01/01/2013 to 12/31/2013	9.69320	9.49385	146
01/01/2014 to 12/31/2014	9.49385	9.29857	0
01/01/2015 to 12/31/2015	9.29857	9.10725	0
01/01/2016 to 12/31/2016	9.10725	8.92039	0
01/01/2017 to 12/31/2017	8.92039	8.76703	0
01/01/2018 to 12/31/2018	8.76703	8.69738	0
01/01/2019 to 12/31/2019	8.69738	8.66259	0
01/01/2020 to 12/31/2020	8.66259	8.50327	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2011 to 12/31/2011	11.46953	11.59051	824
01/01/2012 to 12/31/2012	11.59051	12.92677	647
01/01/2013 to 12/31/2013	12.92677	13.56992	60
01/01/2014 to 12/31/2014	13.56992	13.63079	268
01/01/2015 to 12/31/2015	13.63079	12.87463	0
01/01/2016 to 12/31/2016	12.87463	14.55201	0
01/01/2017 to 12/31/2017	14.55201	15.31843	0
01/01/2018 to 12/31/2018	15.31843	14.70369	0
01/01/2019 to 12/31/2019	14.70369	16.60459	0
01/01/2020 to 12/31/2020	16.60459	16.69172	0
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	8.61549	8.08549	2,009
01/01/2012 to 12/31/2012	8.08549	9.25614	2,215
01/01/2013 to 12/31/2013	9.25614	12.67955	0
01/01/2014 to 12/31/2014	12.67955	14.12596	0
01/01/2015 to 12/31/2015	14.12596	12.75117	0
01/01/2016 to 12/31/2016	12.75117	14.97305	0
01/01/2017 to 12/31/2017	14.97305	17.48073	0
01/01/2018 to 12/31/2018	17.48073	14.69643	0
01/01/2019 to 12/31/2019	14.69643	18.64392	0
01/01/2020 to 12/31/2020	18.64392	18.30980	0
AST International Growth Portfolio
01/01/2011 to 12/31/2011	8.93213	7.61791	3,562
01/01/2012 to 12/31/2012	7.61791	8.98064	5,175
01/01/2013 to 12/31/2013	8.98064	10.47211	146
01/01/2014 to 12/31/2014	10.47211	9.68999	320
01/01/2015 to 12/31/2015	9.68999	9.78946	160
01/01/2016 to 12/31/2016	9.78946	9.22632	0
01/01/2017 to 12/31/2017	9.22632	12.23861	0
01/01/2018 to 12/31/2018	12.23861	10.38763	0
01/01/2019 to 12/31/2019	10.38763	13.44106	0
01/01/2020 to 12/31/2020	13.44106	17.28797	0
AST International Value Portfolio
01/01/2011 to 12/31/2011	9.53741	8.16907	3,301
01/01/2012 to 12/31/2012	8.16907	9.33514	4,830
01/01/2013 to 12/31/2013	9.33514	10.92299	261
01/01/2014 to 12/31/2014	10.92299	9.98112	571
01/01/2015 to 12/31/2015	9.98112	9.85571	287
01/01/2016 to 12/31/2016	9.85571	9.70954	0
01/01/2017 to 12/31/2017	9.70954	11.67998	0
01/01/2018 to 12/31/2018	11.67998	9.59264	0
01/01/2019 to 12/31/2019	9.59264	11.27660	0
01/01/2020 to 12/31/2020	11.27660	10.97772	0
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	9.84678	9.58958	76,943
01/01/2012 to 12/31/2012	9.58958	10.66782	73,666
01/01/2013 to 12/31/2013	10.66782	12.14959	68,093
01/01/2014 to 12/31/2014	12.14959	12.65695	55,809
01/01/2015 to 12/31/2015	12.65695	12.26671	51,284
01/01/2016 to 12/31/2016	12.26671	12.64179	44,545
01/01/2017 to 12/31/2017	12.64179	14.48202	45,333
01/01/2018 to 12/31/2018	14.48202	13.13700	46,338
01/01/2019 to 12/31/2019	13.13700	15.36685	45,657
01/01/2020 to 12/31/2020	15.36685	17.03151	37,373

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	10.97517	9.76606	5,285
01/01/2012 to 12/31/2012	9.76606	11.66046	7,365
01/01/2013 to 12/31/2013	11.66046	13.17496	1,206
01/01/2014 to 12/31/2014	13.17496	12.08258	1,193
01/01/2015 to 12/31/2015	12.08258	11.50325	0
01/01/2016 to 12/31/2016	11.50325	11.48475	0
01/01/2017 to 12/31/2017	11.48475	14.58247	0
01/01/2018 to 12/31/2018	14.58247	11.78603	0
01/01/2019 to 12/31/2019	11.78603	14.68618	0
01/01/2020 to 12/31/2020	14.68618	16.26558	0
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	11.66131	11.44852	665,660
01/01/2012 to 12/31/2012	11.44852	12.41462	748,161
01/01/2013 to 12/31/2013	12.41462	13.50070	707,005
01/01/2014 to 12/31/2014	13.50070	13.94341	652,179
01/01/2015 to 12/31/2015	13.94341	13.63170	502,625
01/01/2016 to 12/31/2016	13.63170	13.86445	420,514
01/01/2017 to 12/31/2017	13.86445	15.22891	361,849
01/01/2018 to 12/31/2018	15.22891	14.14938	311,224
01/01/2019 to 12/31/2019	14.14938	15.88291	275,272
01/01/2020 to 12/31/2020	15.88291	17.32220	233,588
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.21345	11.05588	108
01/01/2012 to 12/31/2012	11.05588	12.47267	105
01/01/2013 to 12/31/2013	12.47267	16.67447	0
01/01/2014 to 12/31/2014	16.67447	17.88370	0
01/01/2015 to 12/31/2015	17.88370	19.37861	0
01/01/2016 to 12/31/2016	19.37861	18.70295	0
01/01/2017 to 12/31/2017	18.70295	24.88317	0
01/01/2018 to 12/31/2018	24.88317	23.97587	0
01/01/2019 to 12/31/2019	23.97587	31.13882	0
01/01/2020 to 12/31/2020	31.13882	46.97981	0
AST Large-Cap Core Portfolio
04/29/2013* to 12/31/2013	9.99829	11.64391	0
01/01/2014 to 12/31/2014	11.64391	13.14256	0
01/01/2015 to 12/31/2015	13.14256	13.07086	0
01/01/2016 to 12/31/2016	13.07086	14.19239	0
01/01/2017 to 12/31/2017	14.19239	16.87775	0
01/01/2018 to 12/31/2018	16.87775	15.34662	0
01/01/2019 to 12/31/2019	15.34662	18.81702	0
01/01/2020 to 12/31/2020	18.81702	20.48443	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.56815	10.25660	3,198
01/01/2012 to 12/31/2012	10.25660	11.27751	4,001
01/01/2013 to 12/31/2013	11.27751	15.08966	543
01/01/2014 to 12/31/2014	15.08966	16.34435	2,982
01/01/2015 to 12/31/2015	16.34435	17.62051	1,493
01/01/2016 to 12/31/2016	17.62051	18.22131	481
01/01/2017 to 12/31/2017	18.22131	23.73545	1,064
01/01/2018 to 12/31/2018	23.73545	22.61973	369
01/01/2019 to 12/31/2019	22.61973	29.16208	1,012
01/01/2020 to 12/31/2020	29.16208	37.58593	161

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	12.44586	11.80835	3,475
01/01/2012 to 12/31/2012	11.80835	14.23420	5,282
01/01/2013 to 12/31/2013	14.23420	17.79409	801
01/01/2014 to 12/31/2014	17.79409	18.06082	1,949
01/01/2015 to 12/31/2015	18.06082	17.43014	753
01/01/2016 to 12/31/2016	17.43014	18.28664	402
01/01/2017 to 12/31/2017	18.28664	22.18173	922
01/01/2018 to 12/31/2018	22.18173	19.64768	332
01/01/2019 to 12/31/2019	19.64768	25.00849	897
01/01/2020 to 12/31/2020	25.00849	27.96714	0
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99830	10.29470	9,180
01/01/2013 to 12/31/2013	10.29470	11.99016	32,728
01/01/2014 to 12/31/2014	11.99016	12.34700	38,298
01/01/2015 to 12/31/2015	12.34700	11.94281	38,159
01/01/2016 to 12/31/2016	11.94281	12.20316	34,994
01/01/2017 to 12/31/2017	12.20316	13.92414	35,571
01/01/2018 to 12/31/2018	13.92414	12.50771	35,906
01/01/2019 to 12/31/2019	12.50771	15.03908	34,638
01/01/2020 to 12/31/2020	15.03908	16.18401	43,127
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.89230	10.60519	1,149
01/01/2012 to 12/31/2012	10.60519	12.16130	824
01/01/2013 to 12/31/2013	12.16130	16.28339	102
01/01/2014 to 12/31/2014	16.28339	17.33759	0
01/01/2015 to 12/31/2015	17.33759	18.20849	0
01/01/2016 to 12/31/2016	18.20849	18.17571	0
01/01/2017 to 12/31/2017	18.17571	23.26981	0
01/01/2018 to 12/31/2018	23.26981	23.27850	0
01/01/2019 to 12/31/2019	23.27850	31.41340	0
01/01/2020 to 12/31/2020	31.41340	40.14454	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99830	10.18113	0
01/01/2013 to 12/31/2013	10.18113	13.41252	0
01/01/2014 to 12/31/2014	13.41252	14.47891	0
01/01/2015 to 12/31/2015	14.47891	14.07852	0
01/01/2016 to 12/31/2016	14.07852	15.64359	0
01/01/2017 to 12/31/2017	15.64359	17.97957	0
01/01/2018 to 12/31/2018	17.97957	15.82035	0
01/01/2019 to 12/31/2019	15.82035	20.04232	0
01/01/2020 to 12/31/2020	20.04232	20.39452	0
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	13.42997	12.76247	1,765
01/01/2012 to 12/31/2012	12.76247	14.95130	2,205
01/01/2013 to 12/31/2013	14.95130	19.35785	853
01/01/2014 to 12/31/2014	19.35785	21.14527	1,215
01/01/2015 to 12/31/2015	21.14527	19.53282	1,214
01/01/2016 to 12/31/2016	19.53282	19.44653	256
01/01/2017 to 12/31/2017	19.44653	24.20790	580
01/01/2018 to 12/31/2018	24.20790	22.67618	256
01/01/2019 to 12/31/2019	22.67618	28.90713	696
01/01/2020 to 12/31/2020	28.90713	38.17646	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.19660	10.69416	3,534
01/01/2012 to 12/31/2012	10.69416	12.26785	4,723
01/01/2013 to 12/31/2013	12.26785	17.06311	823
01/01/2014 to 12/31/2014	17.06311	19.09368	1,701
01/01/2015 to 12/31/2015	19.09368	17.64669	691
01/01/2016 to 12/31/2016	17.64669	20.43551	377
01/01/2017 to 12/31/2017	20.43551	22.77639	862
01/01/2018 to 12/31/2018	22.77639	18.63739	300
01/01/2019 to 12/31/2019	18.63739	22.09020	819
01/01/2020 to 12/31/2020	22.09020	21.24957	0
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.34306	11.22072	4,313,035
01/01/2012 to 12/31/2012	11.22072	12.12964	4,239,413
01/01/2013 to 12/31/2013	12.12964	12.97458	3,706,704
01/01/2014 to 12/31/2014	12.97458	13.44166	3,362,133
01/01/2015 to 12/31/2015	13.44166	13.18401	2,834,890
01/01/2016 to 12/31/2016	13.18401	13.62692	2,487,117
01/01/2017 to 12/31/2017	13.62692	14.69944	2,259,914
01/01/2018 to 12/31/2018	14.69944	13.98660	2,056,875
01/01/2019 to 12/31/2019	13.98660	15.71814	1,780,969
01/01/2020 to 12/31/2020	15.71814	16.79291	1,606,940
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01821	10.06345	0
01/01/2012 to 12/31/2012	10.06345	10.55681	0
01/01/2013 to 12/31/2013	10.55681	10.10047	0
01/01/2014 to 12/31/2014	10.10047	10.49223	0
01/01/2015 to 12/31/2015	10.49223	10.24893	0
01/01/2016 to 12/31/2016	10.24893	10.46115	0
01/01/2017 to 12/31/2017	10.46115	10.82756	0
01/01/2018 to 12/31/2018	10.82756	10.51745	0
01/01/2019 to 12/31/2019	10.51745	11.30590	0
01/01/2020 to 12/31/2020	11.30590	11.74329	0
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	9.52139	8.74633	2,344,114
01/01/2012 to 12/31/2012	8.74633	9.67312	2,065,961
01/01/2013 to 12/31/2013	9.67312	11.08717	1,911,983
01/01/2014 to 12/31/2014	11.08717	11.85788	1,895,731
01/01/2015 to 12/31/2015	11.85788	11.54281	1,829,121
01/01/2016 to 12/31/2016	11.54281	12.44712	1,745,988
01/01/2017 to 12/31/2017	12.44712	14.15425	1,910,498
01/01/2018 to 12/31/2018	14.15425	12.80859	1,718,761
01/01/2019 to 12/31/2019	12.80859	14.95109	1,619,533
01/01/2020 to 12/31/2020	14.95109	15.50130	1,409,089
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	9.22175	9.34460	0
01/01/2012 to 12/31/2012	9.34460	10.87307	0
01/01/2013 to 12/31/2013	10.87307	14.10290	0
01/01/2014 to 12/31/2014	14.10290	16.19051	404
01/01/2015 to 12/31/2015	16.19051	16.34572	0
01/01/2016 to 12/31/2016	16.34572	18.38720	0
01/01/2017 to 12/31/2017	18.38720	22.01764	0
01/01/2018 to 12/31/2018	22.01764	19.79045	0
01/01/2019 to 12/31/2019	19.79045	24.12568	0
01/01/2020 to 12/31/2020	24.12568	22.40380	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99829	8.87518	0
01/01/2012 to 12/31/2012	8.87518	9.83606	0
01/01/2013 to 12/31/2013	9.83606	11.79145	0
01/01/2014 to 12/31/2014	11.79145	12.29971	0
01/01/2015 to 12/31/2015	12.29971	12.06485	18,572
01/01/2016 to 12/31/2016	12.06485	12.56437	18,572
01/01/2017 to 12/31/2017	12.56437	14.54526	18,299
01/01/2018 to 12/31/2018	14.54526	13.31457	23,122
01/01/2019 to 12/31/2019	13.31457	15.80592	21,738
01/01/2020 to 12/31/2020	15.80592	17.27290	20,122
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	12.14893	10.33909	921
01/01/2012 to 12/31/2012	10.33909	12.15880	1,258
01/01/2013 to 12/31/2013	12.15880	16.76899	564
01/01/2014 to 12/31/2014	16.76899	17.23549	1,139
01/01/2015 to 12/31/2015	17.23549	17.10622	522
01/01/2016 to 12/31/2016	17.10622	18.04513	284
01/01/2017 to 12/31/2017	18.04513	22.56927	644
01/01/2018 to 12/31/2018	22.56927	19.70562	282
01/01/2019 to 12/31/2019	19.70562	26.34157	769
01/01/2020 to 12/31/2020	26.34157	34.87803	0
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.57313	11.22445	2,839
01/01/2012 to 12/31/2012	11.22445	12.33177	4,228
01/01/2013 to 12/31/2013	12.33177	16.32652	518
01/01/2014 to 12/31/2014	16.32652	16.60132	2,575
01/01/2015 to 12/31/2015	16.60132	16.38754	805
01/01/2016 to 12/31/2016	16.38754	17.98963	0
01/01/2017 to 12/31/2017	17.98963	21.83471	0
01/01/2018 to 12/31/2018	21.83471	19.58596	0
01/01/2019 to 12/31/2019	19.58596	24.96108	0
01/01/2020 to 12/31/2020	24.96108	36.27832	0
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	12.18462	11.22104	1,037
01/01/2012 to 12/31/2012	11.22104	12.98572	1,353
01/01/2013 to 12/31/2013	12.98572	17.47572	299
01/01/2014 to 12/31/2014	17.47572	18.01797	563
01/01/2015 to 12/31/2015	18.01797	16.88678	265
01/01/2016 to 12/31/2016	16.88678	21.37056	148
01/01/2017 to 12/31/2017	21.37056	22.47005	338
01/01/2018 to 12/31/2018	22.47005	18.24768	183
01/01/2019 to 12/31/2019	18.24768	21.80057	485
01/01/2020 to 12/31/2020	21.80057	21.53631	0
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.40523	11.39261	1,188,479
01/01/2012 to 12/31/2012	11.39261	12.66397	1,318,155
01/01/2013 to 12/31/2013	12.66397	14.49143	1,330,989
01/01/2014 to 12/31/2014	14.49143	15.02799	1,296,206
01/01/2015 to 12/31/2015	15.02799	14.72504	1,180,112
01/01/2016 to 12/31/2016	14.72504	15.51088	1,220,180
01/01/2017 to 12/31/2017	15.51088	17.53345	1,097,132
01/01/2018 to 12/31/2018	17.53345	16.25618	917,347
01/01/2019 to 12/31/2019	16.25618	19.24057	894,861
01/01/2020 to 12/31/2020	19.24057	21.20697	809,168

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.97370	10.56605	4,154
01/01/2012 to 12/31/2012	10.56605	12.16792	5,520
01/01/2013 to 12/31/2013	12.16792	17.16472	1,714
01/01/2014 to 12/31/2014	17.16472	18.21468	1,022
01/01/2015 to 12/31/2015	18.21468	19.54971	528
01/01/2016 to 12/31/2016	19.54971	19.66524	291
01/01/2017 to 12/31/2017	19.66524	26.55954	686
01/01/2018 to 12/31/2018	26.55954	27.01596	0
01/01/2019 to 12/31/2019	27.01596	33.93011	0
01/01/2020 to 12/31/2020	33.93011	46.46109	0
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	9.88094	9.63030	2,370
01/01/2012 to 12/31/2012	9.63030	10.69602	3,361
01/01/2013 to 12/31/2013	10.69602	14.10381	1,456
01/01/2014 to 12/31/2014	14.10381	14.02892	1,058
01/01/2015 to 12/31/2015	14.02892	12.90716	547
01/01/2016 to 12/31/2016	12.90716	13.41716	301
01/01/2017 to 12/31/2017	13.41716	15.31718	710
01/01/2018 to 12/31/2018	15.31718	13.54371	0
01/01/2019 to 12/31/2019	13.54371	16.71015	1,247
01/01/2020 to 12/31/2020	16.71015	16.70852	0
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	15.44154	12.86799	3,008
01/01/2012 to 12/31/2012	12.86799	13.05869	3,885
01/01/2013 to 12/31/2013	13.05869	14.75729	21
01/01/2014 to 12/31/2014	14.75729	13.24514	93
01/01/2015 to 12/31/2015	13.24514	10.47492	7
01/01/2016 to 12/31/2016	10.47492	12.78553	0
01/01/2017 to 12/31/2017	12.78553	13.81395	0
01/01/2018 to 12/31/2018	13.81395	11.27526	0
01/01/2019 to 12/31/2019	11.27526	12.90594	0
01/01/2020 to 12/31/2020	12.90594	12.35962	0
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.59338	10.96336	666
01/01/2012 to 12/31/2012	10.96336	12.71430	768
01/01/2013 to 12/31/2013	12.71430	16.48947	0
01/01/2014 to 12/31/2014	16.48947	18.56790	0
01/01/2015 to 12/31/2015	18.56790	16.98403	0
01/01/2016 to 12/31/2016	16.98403	18.96366	0
01/01/2017 to 12/31/2017	18.96366	22.01657	0
01/01/2018 to 12/31/2018	22.01657	17.99794	0
01/01/2019 to 12/31/2019	17.99794	21.00258	0
01/01/2020 to 12/31/2020	21.00258	19.37499	0
AST Wellington Management Hedged Equity Portfolio
01/01/2011 to 12/31/2011	9.69323	9.16607	32,180
01/01/2012 to 12/31/2012	9.16607	9.96542	57,511
01/01/2013 to 12/31/2013	9.96542	11.76171	161,772
01/01/2014 to 12/31/2014	11.76171	12.15390	203,588
01/01/2015 to 12/31/2015	12.15390	11.82859	174,296
01/01/2016 to 12/31/2016	11.82859	12.34173	158,646
01/01/2017 to 12/31/2017	12.34173	13.73175	118,165
01/01/2018 to 12/31/2018	13.73175	12.77570	110,606
01/01/2019 to 12/31/2019	12.77570	15.08491	119,305
01/01/2020 to 12/31/2020	15.08491	15.75844	103,933

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.68951	11.10080	1,868
01/01/2012 to 12/31/2012	11.10080	11.72585	2,135
01/01/2013 to 12/31/2013	11.72585	11.31310	780
01/01/2014 to 12/31/2014	11.31310	11.87791	1,308
01/01/2015 to 12/31/2015	11.87791	11.77748	573
01/01/2016 to 12/31/2016	11.77748	12.12977	131
01/01/2017 to 12/31/2017	12.12977	12.63040	295
01/01/2018 to 12/31/2018	12.63040	12.08915	156
01/01/2019 to 12/31/2019	12.08915	13.29698	477
01/01/2020 to 12/31/2020	13.29698	14.07947	422
ProFund VP Consumer Goods Portfolio
01/01/2011 to 12/31/2011	10.46983	10.96726	0
01/01/2012 to 12/31/2012	10.96726	11.90760	0
01/01/2013 to 12/31/2013	11.90760	14.98106	0
01/01/2014 to 12/31/2014	14.98106	16.17354	0
01/01/2015 to 12/31/2015	16.17354	16.50038	0
01/01/2016 to 12/31/2016	16.50038	16.73466	0
01/01/2017 to 12/31/2017	16.73466	18.85911	0
01/01/2018 to 12/31/2018	18.85911	15.73501	0
01/01/2019 to 12/31/2019	15.73501	19.50503	0
01/01/2020 to 12/31/2020	19.50503	25.03617	0
ProFund VP Consumer Services
01/01/2011 to 12/31/2011	10.69651	11.05307	0
01/01/2012 to 12/31/2012	11.05307	13.21772	0
01/01/2013 to 12/31/2013	13.21772	18.10741	0
01/01/2014 to 12/31/2014	18.10741	19.94475	0
01/01/2015 to 12/31/2015	19.94475	20.45054	0
01/01/2016 to 12/31/2016	20.45054	20.86931	0
01/01/2017 to 12/31/2017	20.86931	24.19577	0
01/01/2018 to 12/31/2018	24.19577	23.84118	0
01/01/2019 to 12/31/2019	23.84118	29.10434	0
01/01/2020 to 12/31/2020	29.10434	36.58610	0
ProFund VP Financials
01/01/2011 to 12/31/2011	6.43365	5.42982	0
01/01/2012 to 12/31/2012	5.42982	6.63308	0
01/01/2013 to 12/31/2013	6.63308	8.58077	0
01/01/2014 to 12/31/2014	8.58077	9.48981	0
01/01/2015 to 12/31/2015	9.48981	9.15568	0
01/01/2016 to 12/31/2016	9.15568	10.34179	0
01/01/2017 to 12/31/2017	10.34179	11.97211	0
01/01/2018 to 12/31/2018	11.97211	10.50168	0
01/01/2019 to 12/31/2019	10.50168	13.39924	0
01/01/2020 to 12/31/2020	13.39924	12.89141	0
ProFund VP Health Care
01/01/2011 to 12/31/2011	9.80468	10.57454	270
01/01/2012 to 12/31/2012	10.57454	12.15913	0
01/01/2013 to 12/31/2013	12.15913	16.64400	0
01/01/2014 to 12/31/2014	16.64400	20.16511	0
01/01/2015 to 12/31/2015	20.16511	20.74242	0
01/01/2016 to 12/31/2016	20.74242	19.49335	0
01/01/2017 to 12/31/2017	19.49335	23.08748	0
01/01/2018 to 12/31/2018	23.08748	23.61286	0
01/01/2019 to 12/31/2019	23.61286	27.60708	0
01/01/2020 to 12/31/2020	27.60708	30.94271	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Industrials
01/01/2011 to 12/31/2011	8.95612	8.61558	0
01/01/2012 to 12/31/2012	8.61558	9.77130	0
01/01/2013 to 12/31/2013	9.77130	13.22525	0
01/01/2014 to 12/31/2014	13.22525	13.67558	0
01/01/2015 to 12/31/2015	13.67558	12.93608	0
01/01/2016 to 12/31/2016	12.93608	14.89400	0
01/01/2017 to 12/31/2017	14.89400	17.85615	0
01/01/2018 to 12/31/2018	17.85615	15.25450	0
01/01/2019 to 12/31/2019	15.25450	19.49664	0
01/01/2020 to 12/31/2020	19.49664	22.29619	0
ProFund VP Large-Cap Growth
01/01/2011 to 12/31/2011	9.43387	9.52935	0
01/01/2012 to 12/31/2012	9.52935	10.52001	0
01/01/2013 to 12/31/2013	10.52001	13.46336	0
01/01/2014 to 12/31/2014	13.46336	14.89119	0
01/01/2015 to 12/31/2015	14.89119	15.13284	0
01/01/2016 to 12/31/2016	15.13284	15.56568	0
01/01/2017 to 12/31/2017	15.56568	19.10254	0
01/01/2018 to 12/31/2018	19.10254	18.35949	0
01/01/2019 to 12/31/2019	18.35949	23.17682	0
01/01/2020 to 12/31/2020	23.17682	29.72127	0
ProFund VP Large-Cap Value
01/01/2011 to 12/31/2011	8.09105	7.82346	8,726
01/01/2012 to 12/31/2012	7.82346	8.84385	8,431
01/01/2013 to 12/31/2013	8.84385	11.25131	7,907
01/01/2014 to 12/31/2014	11.25131	12.17415	7,417
01/01/2015 to 12/31/2015	12.17415	11.35905	0
01/01/2016 to 12/31/2016	11.35905	12.84293	0
01/01/2017 to 12/31/2017	12.84293	14.26941	0
01/01/2018 to 12/31/2018	14.26941	12.48914	0
01/01/2019 to 12/31/2019	12.48914	15.87437	0
01/01/2020 to 12/31/2020	15.87437	15.53868	0
ProFund VP Mid-Cap Growth
01/01/2011 to 12/31/2011	10.53374	10.01888	0
01/01/2012 to 12/31/2012	10.01888	11.32177	0
01/01/2013 to 12/31/2013	11.32177	14.47394	0
01/01/2014 to 12/31/2014	14.47394	15.01137	0
01/01/2015 to 12/31/2015	15.01137	14.74424	0
01/01/2016 to 12/31/2016	14.74424	16.30121	0
01/01/2017 to 12/31/2017	16.30121	18.88979	0
01/01/2018 to 12/31/2018	18.88979	16.28318	0
01/01/2019 to 12/31/2019	16.28318	19.81454	0
01/01/2020 to 12/31/2020	19.81454	23.46258	0
ProFund VP Mid-Cap Value
01/01/2011 to 12/31/2011	9.74747	9.17262	0
01/01/2012 to 12/31/2012	9.17262	10.47165	0
01/01/2013 to 12/31/2013	10.47165	13.55469	0
01/01/2014 to 12/31/2014	13.55469	14.62801	0
01/01/2015 to 12/31/2015	14.62801	13.14869	0
01/01/2016 to 12/31/2016	13.14869	16.01375	0
01/01/2017 to 12/31/2017	16.01375	17.34924	0
01/01/2018 to 12/31/2018	17.34924	14.73229	0
01/01/2019 to 12/31/2019	14.73229	17.90416	0
01/01/2020 to 12/31/2020	17.90416	17.93878	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Real Estate
01/01/2011 to 12/31/2011	8.41782	8.63656	0
01/01/2012 to 12/31/2012	8.63656	9.91107	0
01/01/2013 to 12/31/2013	9.91107	9.71611	0
01/01/2014 to 12/31/2014	9.71611	11.89704	0
01/01/2015 to 12/31/2015	11.89704	11.69009	0
01/01/2016 to 12/31/2016	11.69009	12.10574	0
01/01/2017 to 12/31/2017	12.10574	12.81187	0
01/01/2018 to 12/31/2018	12.81187	11.83208	0
01/01/2019 to 12/31/2019	11.83208	14.68973	0
01/01/2020 to 12/31/2020	14.68973	13.48217	0
ProFund VP Small-Cap Growth
01/01/2011 to 12/31/2011	10.33254	10.24997	0
01/01/2012 to 12/31/2012	10.24997	11.29179	0
01/01/2013 to 12/31/2013	11.29179	15.53056	0
01/01/2014 to 12/31/2014	15.53056	15.54156	0
01/01/2015 to 12/31/2015	15.54156	15.40039	0
01/01/2016 to 12/31/2016	15.40039	18.13673	0
01/01/2017 to 12/31/2017	18.13673	20.06858	0
01/01/2018 to 12/31/2018	20.06858	18.52362	0
01/01/2019 to 12/31/2019	18.52362	21.61090	0
01/01/2020 to 12/31/2020	21.61090	24.84779	0
ProFund VP Small-Cap Value
01/01/2011 to 12/31/2011	10.09576	9.48274	0
01/01/2012 to 12/31/2012	9.48274	10.78788	0
01/01/2013 to 12/31/2013	10.78788	14.54699	0
01/01/2014 to 12/31/2014	14.54699	15.07615	0
01/01/2015 to 12/31/2015	15.07615	13.54361	0
01/01/2016 to 12/31/2016	13.54361	17.08318	0
01/01/2017 to 12/31/2017	17.08318	18.35771	0
01/01/2018 to 12/31/2018	18.35771	15.42212	0
01/01/2019 to 12/31/2019	15.42212	18.51331	0
01/01/2020 to 12/31/2020	18.51331	18.32497	0
ProFund VP Telecommunications
01/01/2011 to 12/31/2011	8.63243	8.61317	339
01/01/2012 to 12/31/2012	8.61317	9.82906	0
01/01/2013 to 12/31/2013	9.82906	10.78878	0
01/01/2014 to 12/31/2014	10.78878	10.62668	0
01/01/2015 to 12/31/2015	10.62668	10.56644	0
01/01/2016 to 12/31/2016	10.56644	12.59114	0
01/01/2017 to 12/31/2017	12.59114	12.07097	0
01/01/2018 to 12/31/2018	12.07097	10.03571	0
01/01/2019 to 12/31/2019	10.03571	11.28096	0
01/01/2020 to 12/31/2020	11.28096	11.39700	0
ProFund VP Utilities
01/01/2011 to 12/31/2011	8.09752	9.32008	1,119
01/01/2012 to 12/31/2012	9.32008	9.14088	1,017
01/01/2013 to 12/31/2013	9.14088	10.14482	0
01/01/2014 to 12/31/2014	10.14482	12.50810	0
01/01/2015 to 12/31/2015	12.50810	11.46643	0
01/01/2016 to 12/31/2016	11.46643	12.92455	0
01/01/2017 to 12/31/2017	12.92455	14.00626	0
01/01/2018 to 12/31/2018	14.00626	14.11225	0
01/01/2019 to 12/31/2019	14.11225	16.98381	0
01/01/2020 to 12/31/2020	16.98381	16.23521	0
*Denotes the start date of these sub-accounts

PREMIER L SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Spousal Lifetime Five Income Benefit Only (2.25%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.37822	9.88032	6,843,878
01/01/2012 to 12/31/2012	9.88032	10.87687	6,139,919
01/01/2013 to 12/31/2013	10.87687	11.69852	5,753,215
01/01/2014 to 12/31/2014	11.69852	11.87790	5,166,237
01/01/2015 to 12/31/2015	11.87790	11.24248	4,856,377
01/01/2016 to 12/31/2016	11.24248	11.69226	4,354,685
01/01/2017 to 12/31/2017	11.69226	12.87480	3,885,160
01/01/2018 to 12/31/2018	12.87480	11.56559	3,483,655
01/01/2019 to 12/31/2019	11.56559	13.12711	3,142,433
01/01/2020 to 12/31/2020	13.12711	13.37976	2,673,192
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.70809	10.48454	2,058,340
01/01/2012 to 12/31/2012	10.48454	11.65298	1,940,847
01/01/2013 to 12/31/2013	11.65298	13.28346	1,866,714
01/01/2014 to 12/31/2014	13.28346	13.78454	1,747,809
01/01/2015 to 12/31/2015	13.78454	13.58938	1,779,764
01/01/2016 to 12/31/2016	13.58938	14.23548	1,675,249
01/01/2017 to 12/31/2017	14.23548	16.27973	1,393,573
01/01/2018 to 12/31/2018	16.27973	14.98237	1,281,267
01/01/2019 to 12/31/2019	14.98237	17.85572	1,161,382
01/01/2020 to 12/31/2020	17.85572	19.32781	1,046,970
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	9.66727	9.28309	95,967
01/01/2012 to 12/31/2012	9.28309	10.01191	166,539
01/01/2013 to 12/31/2013	10.01191	11.00969	163,451
01/01/2014 to 12/31/2014	11.00969	11.32086	153,052
01/01/2015 to 12/31/2015	11.32086	11.05331	181,493
01/01/2016 to 12/31/2016	11.05331	11.33107	154,988
01/01/2017 to 12/31/2017	11.33107	12.88134	103,451
01/01/2018 to 12/31/2018	12.88134	11.60087	93,412
01/01/2019 to 12/31/2019	11.60087	13.39333	87,060
01/01/2020 to 12/31/2020	13.39333	14.94530	79,359
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.67667	10.31523	4,565,268
01/01/2012 to 12/31/2012	10.31523	11.34646	4,118,548
01/01/2013 to 12/31/2013	11.34646	13.05510	3,855,143
01/01/2014 to 12/31/2014	13.05510	13.60049	3,340,342
01/01/2015 to 12/31/2015	13.60049	13.36449	3,090,397
01/01/2016 to 12/31/2016	13.36449	13.89432	2,823,907
01/01/2017 to 12/31/2017	13.89432	15.61497	2,835,722
01/01/2018 to 12/31/2018	15.61497	14.51601	2,504,159
01/01/2019 to 12/31/2019	14.51601	16.95320	2,207,742
01/01/2020 to 12/31/2020	16.95320	18.53125	1,976,699

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99756	9.13191	1,589,823
01/01/2012 to 12/31/2012	9.13191	9.99296	1,398,698
01/01/2013 to 12/31/2013	9.99296	10.83380	1,245,656
01/01/2014 to 12/31/2014	10.83380	11.11408	1,115,972
01/01/2015 to 12/31/2015	11.11408	10.54337	959,575
01/01/2016 to 12/31/2016	10.54337	11.02957	874,263
01/01/2017 to 12/31/2017	11.02957	12.14802	791,937
01/01/2018 to 12/31/2018	12.14802	11.25208	677,331
01/01/2019 to 12/31/2019	11.25208	12.94360	611,573
01/01/2020 to 12/31/2020	12.94360	13.25842	520,449
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	11.49897	11.49917	0
01/01/2012 to 12/31/2012	11.49917	11.77377	0
01/01/2013 to 12/31/2013	11.77377	11.26437	0
01/01/2014 to 12/31/2014	11.26437	11.00598	0
01/01/2015 to 12/31/2015	11.00598	10.81574	0
01/01/2016 to 12/31/2016	10.81574	10.75124	0
01/01/2017 to 12/31/2017	10.75124	10.69420	0
01/01/2018 to 12/31/2018	10.69420	10.53559	0
01/01/2019 to 12/31/2019	10.53559	10.77975	0
01/01/2020 to 12/31/2020	10.77975	10.81246	0
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	12.47663	12.59042	0
01/01/2012 to 12/31/2012	12.59042	13.46070	0
01/01/2013 to 12/31/2013	13.46070	12.92255	0
01/01/2014 to 12/31/2014	12.92255	13.17297	0
01/01/2015 to 12/31/2015	13.17297	12.61153	0
01/01/2016 to 12/31/2016	12.61153	12.85612	0
01/01/2017 to 12/31/2017	12.85612	13.12239	0
01/01/2018 to 12/31/2018	13.12239	12.74736	0
01/01/2019 to 12/31/2019	12.74736	13.61686	0
01/01/2020 to 12/31/2020	13.61686	14.29807	0
AST Bond Portfolio 2021
01/01/2011 to 12/31/2011	10.96344	12.89923	5,764
01/01/2012 to 12/31/2012	12.89923	13.47203	4,087
01/01/2013 to 12/31/2013	13.47203	12.25318	0
01/01/2014 to 12/31/2014	12.25318	12.90403	0
01/01/2015 to 12/31/2015	12.90403	12.84514	0
01/01/2016 to 12/31/2016	12.84514	12.81854	0
01/01/2017 to 12/31/2017	12.81854	12.73526	0
01/01/2018 to 12/31/2018	12.73526	12.46191	0
01/01/2019 to 12/31/2019	12.46191	12.80539	0
01/01/2020 to 12/31/2020	12.80539	12.91813	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	9.99817	11.97169	0
01/01/2012 to 12/31/2012	11.97169	12.39242	3,035
01/01/2013 to 12/31/2013	12.39242	10.93851	0
01/01/2014 to 12/31/2014	10.93851	11.80707	0
01/01/2015 to 12/31/2015	11.80707	11.78935	0
01/01/2016 to 12/31/2016	11.78935	11.74108	0
01/01/2017 to 12/31/2017	11.74108	11.66344	0
01/01/2018 to 12/31/2018	11.66344	11.38853	0
01/01/2019 to 12/31/2019	11.38853	11.79410	0
01/01/2020 to 12/31/2020	11.79410	12.11198	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	9.99757	10.35646	0
01/01/2013 to 12/31/2013	10.35646	9.09549	17,033
01/01/2014 to 12/31/2014	9.09549	10.01785	9,956
01/01/2015 to 12/31/2015	10.01785	10.06263	0
01/01/2016 to 12/31/2016	10.06263	10.02975	0
01/01/2017 to 12/31/2017	10.02975	9.97587	0
01/01/2018 to 12/31/2018	9.97587	9.72957	0
01/01/2019 to 12/31/2019	9.72957	10.13478	0
01/01/2020 to 12/31/2020	10.13478	10.58298	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	9.99878	8.71387	0
01/01/2014 to 12/31/2014	8.71387	9.76561	0
01/01/2015 to 12/31/2015	9.76561	9.82198	0
01/01/2016 to 12/31/2016	9.82198	9.78934	0
01/01/2017 to 12/31/2017	9.78934	9.73558	0
01/01/2018 to 12/31/2018	9.73558	9.45890	0
01/01/2019 to 12/31/2019	9.45890	9.98669	0
01/01/2020 to 12/31/2020	9.98669	10.61222	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	9.99878	11.25691	0
01/01/2015 to 12/31/2015	11.25691	11.22918	12,685
01/01/2016 to 12/31/2016	11.22918	11.25394	0
01/01/2017 to 12/31/2017	11.25394	11.20832	0
01/01/2018 to 12/31/2018	11.20832	10.87973	0
01/01/2019 to 12/31/2019	10.87973	11.56788	0
01/01/2020 to 12/31/2020	11.56788	12.59710	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	9.99878	9.89735	0
01/01/2016 to 12/31/2016	9.89735	9.88100	14,398
01/01/2017 to 12/31/2017	9.88100	9.89803	13,696
01/01/2018 to 12/31/2018	9.89803	9.57835	15,316
01/01/2019 to 12/31/2019	9.57835	10.30705	0
01/01/2020 to 12/31/2020	10.30705	11.15668	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	9.99757	9.83922	3,614
01/01/2017 to 12/31/2017	9.83922	9.88152	2,744
01/01/2018 to 12/31/2018	9.88152	9.54120	3,705
01/01/2019 to 12/31/2019	9.54120	10.32856	0
01/01/2020 to 12/31/2020	10.32856	11.30029	0
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	9.99756	9.99571	0
01/01/2018 to 12/31/2018	9.99571	9.57369	0
01/01/2019 to 12/31/2019	9.57369	10.44813	0
01/01/2020 to 12/31/2020	10.44813	11.71853	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	9.99756	9.62227	0
01/01/2019 to 12/31/2019	9.62227	10.56780	3,437
01/01/2020 to 12/31/2020	10.56780	12.01894	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	9.99878	11.18839	2,063
01/01/2020 to 12/31/2020	11.18839	12.53014	3,614
AST Bond Portfolio 2031
01/02/2020* to 12/31/2020	9.99878	11.07109	2,861

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.31961	9.84787	9,803,171
01/01/2012 to 12/31/2012	9.84787	10.95243	9,098,455
01/01/2013 to 12/31/2013	10.95243	13.14089	8,699,441
01/01/2014 to 12/31/2014	13.14089	13.75064	8,097,018
01/01/2015 to 12/31/2015	13.75064	13.51979	7,460,043
01/01/2016 to 12/31/2016	13.51979	14.12690	7,026,633
01/01/2017 to 12/31/2017	14.12690	16.28871	6,228,043
01/01/2018 to 12/31/2018	16.28871	14.93785	5,721,442
01/01/2019 to 12/31/2019	14.93785	17.85942	5,306,085
01/01/2020 to 12/31/2020	17.85942	19.81039	4,669,505
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99817	11.60723	0
01/01/2014 to 12/31/2014	11.60723	12.89672	0
01/01/2015 to 12/31/2015	12.89672	12.16238	0
01/01/2016 to 12/31/2016	12.16238	13.66703	0
01/01/2017 to 12/31/2017	13.66703	15.82715	0
01/01/2018 to 12/31/2018	15.82715	14.73941	0
01/01/2019 to 12/31/2019	14.73941	18.88823	0
01/01/2020 to 12/31/2020	18.88823	19.34569	0
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	9.47128	8.79636	0
01/01/2012 to 12/31/2012	8.79636	10.90830	0
01/01/2013 to 12/31/2013	10.90830	11.13207	0
01/01/2014 to 12/31/2014	11.13207	12.40303	0
01/01/2015 to 12/31/2015	12.40303	12.11920	0
01/01/2016 to 12/31/2016	12.11920	11.95926	0
01/01/2017 to 12/31/2017	11.95926	12.97009	0
01/01/2018 to 12/31/2018	12.97009	12.08573	0
01/01/2019 to 12/31/2019	12.08573	14.78967	0
01/01/2020 to 12/31/2020	14.78967	14.03800	0
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	12.91748	13.46633	0
01/01/2012 to 12/31/2012	13.46633	15.19077	0
01/01/2013 to 12/31/2013	15.19077	15.32188	0
01/01/2014 to 12/31/2014	15.32188	19.61723	0
01/01/2015 to 12/31/2015	19.61723	20.11499	0
01/01/2016 to 12/31/2016	20.11499	20.62073	0
01/01/2017 to 12/31/2017	20.62073	21.42776	0
01/01/2018 to 12/31/2018	21.42776	19.95725	0
01/01/2019 to 12/31/2019	19.95725	25.61102	0
01/01/2020 to 12/31/2020	25.61102	24.33656	0
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	10.82692	8.44241	0
01/01/2012 to 12/31/2012	8.44241	9.73673	0
01/01/2013 to 12/31/2013	9.73673	9.54367	0
01/01/2014 to 12/31/2014	9.54367	8.89652	0
01/01/2015 to 12/31/2015	8.89652	7.24532	0
01/01/2016 to 12/31/2016	7.24532	7.96223	0
01/01/2017 to 12/31/2017	7.96223	9.84165	0
01/01/2018 to 12/31/2018	9.84165	8.27197	0
01/01/2019 to 12/31/2019	8.27197	9.16988	0
01/01/2020 to 12/31/2020	9.16988	9.33223	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	9.70641	9.35035	1,359,077
01/01/2012 to 12/31/2012	9.35035	10.11678	1,400,860
01/01/2013 to 12/31/2013	10.11678	11.35451	1,364,211
01/01/2014 to 12/31/2014	11.35451	11.45456	1,213,540
01/01/2015 to 12/31/2015	11.45456	11.31348	1,154,661
01/01/2016 to 12/31/2016	11.31348	11.53567	1,040,776
01/01/2017 to 12/31/2017	11.53567	13.14088	872,621
01/01/2018 to 12/31/2018	13.14088	11.85488	764,300
01/01/2019 to 12/31/2019	11.85488	13.91287	713,774
01/01/2020 to 12/31/2020	13.91287	14.79855	626,155
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99939	10.06008	0
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	9.99239	9.72331	81,041
01/01/2012 to 12/31/2012	9.72331	10.47221	107,460
01/01/2013 to 12/31/2013	10.47221	11.24773	114,444
01/01/2014 to 12/31/2014	11.24773	11.44479	111,090
01/01/2015 to 12/31/2015	11.44479	11.09118	87,284
01/01/2016 to 12/31/2016	11.09118	11.41780	82,084
01/01/2017 to 12/31/2017	11.41780	12.53886	66,104
01/01/2018 to 12/31/2018	12.53886	11.39593	59,827
01/01/2019 to 12/31/2019	11.39593	12.93089	53,278
01/01/2020 to 12/31/2020	12.93089	13.78017	51,460
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.71980	11.61152	0
01/01/2012 to 12/31/2012	11.61152	13.13736	0
01/01/2013 to 12/31/2013	13.13736	17.83518	0
01/01/2014 to 12/31/2014	17.83518	18.69829	0
01/01/2015 to 12/31/2015	18.69829	17.28206	0
01/01/2016 to 12/31/2016	17.28206	21.01208	0
01/01/2017 to 12/31/2017	21.01208	23.05563	0
01/01/2018 to 12/31/2018	23.05563	19.37438	0
01/01/2019 to 12/31/2019	19.37438	23.23724	0
01/01/2020 to 12/31/2020	23.23724	23.27961	0
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	10.03229	9.81415	0
01/01/2012 to 12/31/2012	9.81415	9.59827	0
01/01/2013 to 12/31/2013	9.59827	9.38716	0
01/01/2014 to 12/31/2014	9.38716	9.18065	0
01/01/2015 to 12/31/2015	9.18065	8.97854	0
01/01/2016 to 12/31/2016	8.97854	8.78150	1,084
01/01/2017 to 12/31/2017	8.78150	8.61811	847
01/01/2018 to 12/31/2018	8.61811	8.53698	840
01/01/2019 to 12/31/2019	8.53698	8.49029	0
01/01/2020 to 12/31/2020	8.49029	8.32200	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2011 to 12/31/2011	11.37212	11.47527	0
01/01/2012 to 12/31/2012	11.47527	12.77941	0
01/01/2013 to 12/31/2013	12.77941	13.39553	0
01/01/2014 to 12/31/2014	13.39553	13.43582	0
01/01/2015 to 12/31/2015	13.43582	12.67187	0
01/01/2016 to 12/31/2016	12.67187	14.30182	0
01/01/2017 to 12/31/2017	14.30182	15.03305	0
01/01/2018 to 12/31/2018	15.03305	14.40842	0
01/01/2019 to 12/31/2019	14.40842	16.24737	0
01/01/2020 to 12/31/2020	16.24737	16.30872	0
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	8.54237	8.00512	0
01/01/2012 to 12/31/2012	8.00512	9.15076	0
01/01/2013 to 12/31/2013	9.15076	12.51678	0
01/01/2014 to 12/31/2014	12.51678	13.92415	0
01/01/2015 to 12/31/2015	13.92415	12.55060	0
01/01/2016 to 12/31/2016	12.55060	14.71606	0
01/01/2017 to 12/31/2017	14.71606	17.15566	0
01/01/2018 to 12/31/2018	17.15566	14.40179	0
01/01/2019 to 12/31/2019	14.40179	18.24329	0
01/01/2020 to 12/31/2020	18.24329	17.89014	0
AST International Growth Portfolio
01/01/2011 to 12/31/2011	8.87097	7.55472	0
01/01/2012 to 12/31/2012	7.55472	8.89293	0
01/01/2013 to 12/31/2013	8.89293	10.35465	0
01/01/2014 to 12/31/2014	10.35465	9.56727	0
01/01/2015 to 12/31/2015	9.56727	9.65127	0
01/01/2016 to 12/31/2016	9.65127	9.08277	0
01/01/2017 to 12/31/2017	9.08277	12.03054	0
01/01/2018 to 12/31/2018	12.03054	10.19599	0
01/01/2019 to 12/31/2019	10.19599	13.17366	0
01/01/2020 to 12/31/2020	13.17366	16.91919	0
AST International Value Portfolio
01/01/2011 to 12/31/2011	9.47217	8.10141	0
01/01/2012 to 12/31/2012	8.10141	9.24419	0
01/01/2013 to 12/31/2013	9.24419	10.80070	0
01/01/2014 to 12/31/2014	10.80070	9.85484	0
01/01/2015 to 12/31/2015	9.85484	9.71668	0
01/01/2016 to 12/31/2016	9.71668	9.55849	0
01/01/2017 to 12/31/2017	9.55849	11.48141	0
01/01/2018 to 12/31/2018	11.48141	9.41561	0
01/01/2019 to 12/31/2019	9.41561	11.05215	0
01/01/2020 to 12/31/2020	11.05215	10.74336	0
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	9.80827	9.53814	19,602
01/01/2012 to 12/31/2012	9.53814	10.59496	55,493
01/01/2013 to 12/31/2013	10.59496	12.04899	36,506
01/01/2014 to 12/31/2014	12.04899	12.53374	34,526
01/01/2015 to 12/31/2015	12.53374	12.12952	47,365
01/01/2016 to 12/31/2016	12.12952	12.48210	44,943
01/01/2017 to 12/31/2017	12.48210	14.27811	44,043
01/01/2018 to 12/31/2018	14.27811	12.93291	43,084
01/01/2019 to 12/31/2019	12.93291	15.10597	39,019
01/01/2020 to 12/31/2020	15.10597	16.71772	39,265

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	10.88206	9.66899	0
01/01/2012 to 12/31/2012	9.66899	11.52759	0
01/01/2013 to 12/31/2013	11.52759	13.00571	0
01/01/2014 to 12/31/2014	13.00571	11.90982	0
01/01/2015 to 12/31/2015	11.90982	11.32213	0
01/01/2016 to 12/31/2016	11.32213	11.28748	0
01/01/2017 to 12/31/2017	11.28748	14.31113	0
01/01/2018 to 12/31/2018	14.31113	11.54968	0
01/01/2019 to 12/31/2019	11.54968	14.37056	0
01/01/2020 to 12/31/2020	14.37056	15.89277	0
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	11.56220	11.33459	367,461
01/01/2012 to 12/31/2012	11.33459	12.27304	545,336
01/01/2013 to 12/31/2013	12.27304	13.32716	527,059
01/01/2014 to 12/31/2014	13.32716	13.74406	446,654
01/01/2015 to 12/31/2015	13.74406	13.41700	336,286
01/01/2016 to 12/31/2016	13.41700	13.62609	258,882
01/01/2017 to 12/31/2017	13.62609	14.94525	213,161
01/01/2018 to 12/31/2018	14.94525	13.86539	158,874
01/01/2019 to 12/31/2019	13.86539	15.54132	147,177
01/01/2020 to 12/31/2020	15.54132	16.92482	132,901
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.19487	11.02146	0
01/01/2012 to 12/31/2012	11.02146	12.41541	0
01/01/2013 to 12/31/2013	12.41541	16.57359	0
01/01/2014 to 12/31/2014	16.57359	17.74935	0
01/01/2015 to 12/31/2015	17.74935	19.20481	0
01/01/2016 to 12/31/2016	19.20481	18.50805	0
01/01/2017 to 12/31/2017	18.50805	24.58788	0
01/01/2018 to 12/31/2018	24.58788	23.65644	0
01/01/2019 to 12/31/2019	23.65644	30.67882	0
01/01/2020 to 12/31/2020	30.67882	46.21796	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.47834	10.15451	0
01/01/2012 to 12/31/2012	10.15451	11.14880	0
01/01/2013 to 12/31/2013	11.14880	14.89547	0
01/01/2014 to 12/31/2014	14.89547	16.11043	0
01/01/2015 to 12/31/2015	16.11043	17.34281	0
01/01/2016 to 12/31/2016	17.34281	17.90794	0
01/01/2017 to 12/31/2017	17.90794	23.29311	0
01/01/2018 to 12/31/2018	23.29311	22.16537	0
01/01/2019 to 12/31/2019	22.16537	28.53446	0
01/01/2020 to 12/31/2020	28.53446	36.72309	0
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	12.34035	11.69116	0
01/01/2012 to 12/31/2012	11.69116	14.07213	0
01/01/2013 to 12/31/2013	14.07213	17.56575	0
01/01/2014 to 12/31/2014	17.56575	17.80286	0
01/01/2015 to 12/31/2015	17.80286	17.15596	0
01/01/2016 to 12/31/2016	17.15596	17.97257	0
01/01/2017 to 12/31/2017	17.97257	21.76883	0
01/01/2018 to 12/31/2018	21.76883	19.25350	0
01/01/2019 to 12/31/2019	19.25350	24.47075	0
01/01/2020 to 12/31/2020	24.47075	27.32552	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99818	10.28444	0
01/01/2013 to 12/31/2013	10.28444	11.96070	18,289
01/01/2014 to 12/31/2014	11.96070	12.29863	15,392
01/01/2015 to 12/31/2015	12.29863	11.87859	8,453
01/01/2016 to 12/31/2016	11.87859	12.11994	7,821
01/01/2017 to 12/31/2017	12.11994	13.80892	9,754
01/01/2018 to 12/31/2018	13.80892	12.38586	8,947
01/01/2019 to 12/31/2019	12.38586	14.87074	12,503
01/01/2020 to 12/31/2020	14.87074	15.97944	11,680
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.79966	10.49959	0
01/01/2012 to 12/31/2012	10.49959	12.02243	0
01/01/2013 to 12/31/2013	12.02243	16.07390	0
01/01/2014 to 12/31/2014	16.07390	17.08945	0
01/01/2015 to 12/31/2015	17.08945	17.92160	0
01/01/2016 to 12/31/2016	17.92160	17.86309	0
01/01/2017 to 12/31/2017	17.86309	22.83614	0
01/01/2018 to 12/31/2018	22.83614	22.81087	0
01/01/2019 to 12/31/2019	22.81087	30.73723	0
01/01/2020 to 12/31/2020	30.73723	39.22273	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99818	10.17554	0
01/01/2013 to 12/31/2013	10.17554	13.38557	0
01/01/2014 to 12/31/2014	13.38557	14.42863	0
01/01/2015 to 12/31/2015	14.42863	14.00902	0
01/01/2016 to 12/31/2016	14.00902	15.54366	0
01/01/2017 to 12/31/2017	15.54366	17.83863	0
01/01/2018 to 12/31/2018	17.83863	15.67329	0
01/01/2019 to 12/31/2019	15.67329	19.82690	0
01/01/2020 to 12/31/2020	19.82690	20.14564	0
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	13.31590	12.63558	0
01/01/2012 to 12/31/2012	12.63558	14.78088	0
01/01/2013 to 12/31/2013	14.78088	19.10921	0
01/01/2014 to 12/31/2014	19.10921	20.84303	0
01/01/2015 to 12/31/2015	20.84303	19.22533	0
01/01/2016 to 12/31/2016	19.22533	19.11237	0
01/01/2017 to 12/31/2017	19.11237	23.75704	0
01/01/2018 to 12/31/2018	23.75704	22.22094	0
01/01/2019 to 12/31/2019	22.22094	28.28527	0
01/01/2020 to 12/31/2020	28.28527	37.30034	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.10141	10.58780	0
01/01/2012 to 12/31/2012	10.58780	12.12804	0
01/01/2013 to 12/31/2013	12.12804	16.84393	0
01/01/2014 to 12/31/2014	16.84393	18.82076	0
01/01/2015 to 12/31/2015	18.82076	17.36897	0
01/01/2016 to 12/31/2016	17.36897	20.08442	0
01/01/2017 to 12/31/2017	20.08442	22.35221	0
01/01/2018 to 12/31/2018	22.35221	18.26333	0
01/01/2019 to 12/31/2019	18.26333	21.61496	0
01/01/2020 to 12/31/2020	21.61496	20.76187	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.25882	11.12122	2,743,932
01/01/2012 to 12/31/2012	11.12122	12.00437	2,824,903
01/01/2013 to 12/31/2013	12.00437	12.82173	2,616,705
01/01/2014 to 12/31/2014	12.82173	13.26380	2,326,101
01/01/2015 to 12/31/2015	13.26380	12.99049	1,941,414
01/01/2016 to 12/31/2016	12.99049	13.40721	1,953,222
01/01/2017 to 12/31/2017	13.40721	14.44138	1,811,229
01/01/2018 to 12/31/2018	14.44138	13.72078	1,623,899
01/01/2019 to 12/31/2019	13.72078	15.39680	1,356,545
01/01/2020 to 12/31/2020	15.39680	16.42551	1,254,688
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01809	10.06089	0
01/01/2012 to 12/31/2012	10.06089	10.53869	0
01/01/2013 to 12/31/2013	10.53869	10.06837	0
01/01/2014 to 12/31/2014	10.06837	10.44364	0
01/01/2015 to 12/31/2015	10.44364	10.18642	0
01/01/2016 to 12/31/2016	10.18642	10.38211	226
01/01/2017 to 12/31/2017	10.38211	10.73017	170
01/01/2018 to 12/31/2018	10.73017	10.40742	176
01/01/2019 to 12/31/2019	10.40742	11.17129	0
01/01/2020 to 12/31/2020	11.17129	11.58643	0
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	9.45472	8.67232	2,442,153
01/01/2012 to 12/31/2012	8.67232	9.57690	2,190,385
01/01/2013 to 12/31/2013	9.57690	10.96089	2,086,482
01/01/2014 to 12/31/2014	10.96089	11.70562	1,964,518
01/01/2015 to 12/31/2015	11.70562	11.37781	1,914,474
01/01/2016 to 12/31/2016	11.37781	12.25119	1,852,161
01/01/2017 to 12/31/2017	12.25119	13.91107	1,858,154
01/01/2018 to 12/31/2018	13.91107	12.56986	1,741,490
01/01/2019 to 12/31/2019	12.56986	14.65094	1,551,871
01/01/2020 to 12/31/2020	14.65094	15.16775	1,278,180
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	9.14329	9.25157	0
01/01/2012 to 12/31/2012	9.25157	10.74903	0
01/01/2013 to 12/31/2013	10.74903	13.92157	0
01/01/2014 to 12/31/2014	13.92157	15.95887	0
01/01/2015 to 12/31/2015	15.95887	16.08820	0
01/01/2016 to 12/31/2016	16.08820	18.07098	0
01/01/2017 to 12/31/2017	18.07098	21.60711	0
01/01/2018 to 12/31/2018	21.60711	19.39282	0
01/01/2019 to 12/31/2019	19.39282	23.60631	0
01/01/2020 to 12/31/2020	23.60631	21.88922	0
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99817	8.86648	0
01/01/2012 to 12/31/2012	8.86648	9.81199	0
01/01/2013 to 12/31/2013	9.81199	11.74541	3,084
01/01/2014 to 12/31/2014	11.74541	12.23364	5,004
01/01/2015 to 12/31/2015	12.23364	11.98233	9,337
01/01/2016 to 12/31/2016	11.98233	12.46009	8,579
01/01/2017 to 12/31/2017	12.46009	14.40340	21,917
01/01/2018 to 12/31/2018	14.40340	13.16521	22,126
01/01/2019 to 12/31/2019	13.16521	15.60572	15,583
01/01/2020 to 12/31/2020	15.60572	17.02906	14,418

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	12.04549	10.23600	0
01/01/2012 to 12/31/2012	10.23600	12.01985	0
01/01/2013 to 12/31/2013	12.01985	16.55303	0
01/01/2014 to 12/31/2014	16.55303	16.98854	0
01/01/2015 to 12/31/2015	16.98854	16.83642	0
01/01/2016 to 12/31/2016	16.83642	17.73452	0
01/01/2017 to 12/31/2017	17.73452	22.14839	0
01/01/2018 to 12/31/2018	22.14839	19.30962	0
01/01/2019 to 12/31/2019	19.30962	25.77434	0
01/01/2020 to 12/31/2020	25.77434	34.07681	0
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.49409	11.13148	0
01/01/2012 to 12/31/2012	11.13148	12.21161	0
01/01/2013 to 12/31/2013	12.21161	16.14369	0
01/01/2014 to 12/31/2014	16.14369	16.39138	0
01/01/2015 to 12/31/2015	16.39138	16.15661	0
01/01/2016 to 12/31/2016	16.15661	17.71016	0
01/01/2017 to 12/31/2017	17.71016	21.46414	0
01/01/2018 to 12/31/2018	21.46414	19.22515	0
01/01/2019 to 12/31/2019	19.22515	24.46545	0
01/01/2020 to 12/31/2020	24.46545	35.50593	0
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	12.08066	11.10904	0
01/01/2012 to 12/31/2012	11.10904	12.83722	0
01/01/2013 to 12/31/2013	12.83722	17.25050	0
01/01/2014 to 12/31/2014	17.25050	17.75965	0
01/01/2015 to 12/31/2015	17.75965	16.62018	0
01/01/2016 to 12/31/2016	16.62018	21.00249	0
01/01/2017 to 12/31/2017	21.00249	22.05076	0
01/01/2018 to 12/31/2018	22.05076	17.88078	0
01/01/2019 to 12/31/2019	17.88078	21.33096	0
01/01/2020 to 12/31/2020	21.33096	21.04151	0
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.30851	11.27944	828,168
01/01/2012 to 12/31/2012	11.27944	12.51966	805,114
01/01/2013 to 12/31/2013	12.51966	14.30533	864,271
01/01/2014 to 12/31/2014	14.30533	14.81310	892,322
01/01/2015 to 12/31/2015	14.81310	14.49314	910,758
01/01/2016 to 12/31/2016	14.49314	15.24435	846,539
01/01/2017 to 12/31/2017	15.24435	17.20697	716,426
01/01/2018 to 12/31/2018	17.20697	15.92989	636,937
01/01/2019 to 12/31/2019	15.92989	18.82674	630,082
01/01/2020 to 12/31/2020	18.82674	20.72028	566,279
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.89854	10.47838	0
01/01/2012 to 12/31/2012	10.47838	12.04928	0
01/01/2013 to 12/31/2013	12.04928	16.97245	0
01/01/2014 to 12/31/2014	16.97245	17.98424	0
01/01/2015 to 12/31/2015	17.98424	19.27402	0
01/01/2016 to 12/31/2016	19.27402	19.35951	0
01/01/2017 to 12/31/2017	19.35951	26.10838	0
01/01/2018 to 12/31/2018	26.10838	26.51780	0
01/01/2019 to 12/31/2019	26.51780	33.25559	0
01/01/2020 to 12/31/2020	33.25559	45.47083	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	9.79708	9.53469	0
01/01/2012 to 12/31/2012	9.53469	10.57417	0
01/01/2013 to 12/31/2013	10.57417	13.92281	0
01/01/2014 to 12/31/2014	13.92281	13.82856	0
01/01/2015 to 12/31/2015	13.82856	12.70406	0
01/01/2016 to 12/31/2016	12.70406	13.18650	0
01/01/2017 to 12/31/2017	13.18650	15.03201	0
01/01/2018 to 12/31/2018	15.03201	13.27197	0
01/01/2019 to 12/31/2019	13.27197	16.35087	0
01/01/2020 to 12/31/2020	16.35087	16.32524	0
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	15.31064	12.74029	0
01/01/2012 to 12/31/2012	12.74029	12.91003	0
01/01/2013 to 12/31/2013	12.91003	14.56784	0
01/01/2014 to 12/31/2014	14.56784	13.05591	0
01/01/2015 to 12/31/2015	13.05591	10.31008	0
01/01/2016 to 12/31/2016	10.31008	12.56588	0
01/01/2017 to 12/31/2017	12.56588	13.55679	0
01/01/2018 to 12/31/2018	13.55679	11.04905	0
01/01/2019 to 12/31/2019	11.04905	12.62848	0
01/01/2020 to 12/31/2020	12.62848	12.07608	0
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.49463	10.85406	0
01/01/2012 to 12/31/2012	10.85406	12.56906	0
01/01/2013 to 12/31/2013	12.56906	16.27725	0
01/01/2014 to 12/31/2014	16.27725	18.30203	0
01/01/2015 to 12/31/2015	18.30203	16.71631	0
01/01/2016 to 12/31/2016	16.71631	18.63749	0
01/01/2017 to 12/31/2017	18.63749	21.60625	0
01/01/2018 to 12/31/2018	21.60625	17.63639	0
01/01/2019 to 12/31/2019	17.63639	20.55055	0
01/01/2020 to 12/31/2020	20.55055	18.93002	0
AST Wellington Management Hedged Equity Portfolio
01/01/2011 to 12/31/2011	9.62121	9.08459	2,223
01/01/2012 to 12/31/2012	9.08459	9.86225	4,081
01/01/2013 to 12/31/2013	9.86225	11.62287	59,005
01/01/2014 to 12/31/2014	11.62287	11.99269	68,303
01/01/2015 to 12/31/2015	11.99269	11.65454	58,068
01/01/2016 to 12/31/2016	11.65454	12.14240	58,035
01/01/2017 to 12/31/2017	12.14240	13.49029	54,898
01/01/2018 to 12/31/2018	13.49029	12.53257	52,487
01/01/2019 to 12/31/2019	12.53257	14.77620	50,654
01/01/2020 to 12/31/2020	14.77620	15.41327	44,468
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.64051	11.03361	0
01/01/2012 to 12/31/2012	11.03361	11.63787	0
01/01/2013 to 12/31/2013	11.63787	11.21185	0
01/01/2014 to 12/31/2014	11.21185	11.75439	0
01/01/2015 to 12/31/2015	11.75439	11.63783	0
01/01/2016 to 12/31/2016	11.63783	11.96851	0
01/01/2017 to 12/31/2017	11.96851	12.44419	0
01/01/2018 to 12/31/2018	12.44419	11.89335	0
01/01/2019 to 12/31/2019	11.89335	13.06249	0
01/01/2020 to 12/31/2020	13.06249	13.81088	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Consumer Goods Portfolio
01/01/2011 to 12/31/2011	10.42895	10.90842	0
01/01/2012 to 12/31/2012	10.90842	11.82635	0
01/01/2013 to 12/31/2013	11.82635	14.85707	0
01/01/2014 to 12/31/2014	14.85707	16.01623	0
01/01/2015 to 12/31/2015	16.01623	16.31591	0
01/01/2016 to 12/31/2016	16.31591	16.52321	0
01/01/2017 to 12/31/2017	16.52321	18.59363	0
01/01/2018 to 12/31/2018	18.59363	15.49055	0
01/01/2019 to 12/31/2019	15.49055	19.17374	0
01/01/2020 to 12/31/2020	19.17374	24.57495	0
ProFund VP Consumer Services
01/01/2011 to 12/31/2011	10.65472	10.99375	0
01/01/2012 to 12/31/2012	10.99375	13.12731	0
01/01/2013 to 12/31/2013	13.12731	17.95726	0
01/01/2014 to 12/31/2014	17.95726	19.75046	0
01/01/2015 to 12/31/2015	19.75046	20.22166	0
01/01/2016 to 12/31/2016	20.22166	20.60562	0
01/01/2017 to 12/31/2017	20.60562	23.85523	0
01/01/2018 to 12/31/2018	23.85523	23.47093	0
01/01/2019 to 12/31/2019	23.47093	28.61024	0
01/01/2020 to 12/31/2020	28.61024	35.91227	0
ProFund VP Financials
01/01/2011 to 12/31/2011	6.40853	5.40074	0
01/01/2012 to 12/31/2012	5.40074	6.58774	0
01/01/2013 to 12/31/2013	6.58774	8.50951	0
01/01/2014 to 12/31/2014	8.50951	9.39731	0
01/01/2015 to 12/31/2015	9.39731	9.05315	0
01/01/2016 to 12/31/2016	9.05315	10.21088	0
01/01/2017 to 12/31/2017	10.21088	11.80345	0
01/01/2018 to 12/31/2018	11.80345	10.33843	0
01/01/2019 to 12/31/2019	10.33843	13.17158	0
01/01/2020 to 12/31/2020	13.17158	12.65362	0
ProFund VP Health Care
01/01/2011 to 12/31/2011	9.76625	10.51768	0
01/01/2012 to 12/31/2012	10.51768	12.07599	0
01/01/2013 to 12/31/2013	12.07599	16.50590	0
01/01/2014 to 12/31/2014	16.50590	19.96848	0
01/01/2015 to 12/31/2015	19.96848	20.50997	0
01/01/2016 to 12/31/2016	20.50997	19.24673	0
01/01/2017 to 12/31/2017	19.24673	22.76202	0
01/01/2018 to 12/31/2018	22.76202	23.24562	0
01/01/2019 to 12/31/2019	23.24562	27.13786	0
01/01/2020 to 12/31/2020	27.13786	30.37221	0
ProFund VP Industrials
01/01/2011 to 12/31/2011	8.92120	8.56951	0
01/01/2012 to 12/31/2012	8.56951	9.70472	0
01/01/2013 to 12/31/2013	9.70472	13.11591	0
01/01/2014 to 12/31/2014	13.11591	13.54273	0
01/01/2015 to 12/31/2015	13.54273	12.79165	0
01/01/2016 to 12/31/2016	12.79165	14.70613	0
01/01/2017 to 12/31/2017	14.70613	17.60519	0
01/01/2018 to 12/31/2018	17.60519	15.01783	0
01/01/2019 to 12/31/2019	15.01783	19.16608	0
01/01/2020 to 12/31/2020	19.16608	21.88597	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Large-Cap Growth
01/01/2011 to 12/31/2011	9.39705	9.47832	0
01/01/2012 to 12/31/2012	9.47832	10.44818	0
01/01/2013 to 12/31/2013	10.44818	13.35180	0
01/01/2014 to 12/31/2014	13.35180	14.74615	0
01/01/2015 to 12/31/2015	14.74615	14.96345	0
01/01/2016 to 12/31/2016	14.96345	15.36891	0
01/01/2017 to 12/31/2017	15.36891	18.83344	0
01/01/2018 to 12/31/2018	18.83344	18.07410	0
01/01/2019 to 12/31/2019	18.07410	22.78311	0
01/01/2020 to 12/31/2020	22.78311	29.17345	0
ProFund VP Large-Cap Value
01/01/2011 to 12/31/2011	8.05941	7.78165	0
01/01/2012 to 12/31/2012	7.78165	8.78364	0
01/01/2013 to 12/31/2013	8.78364	11.15841	0
01/01/2014 to 12/31/2014	11.15841	12.05592	0
01/01/2015 to 12/31/2015	12.05592	11.23229	0
01/01/2016 to 12/31/2016	11.23229	12.68099	0
01/01/2017 to 12/31/2017	12.68099	14.06903	0
01/01/2018 to 12/31/2018	14.06903	12.29559	0
01/01/2019 to 12/31/2019	12.29559	15.60548	0
01/01/2020 to 12/31/2020	15.60548	15.25294	0
ProFund VP Mid-Cap Growth
01/01/2011 to 12/31/2011	10.49265	9.96515	0
01/01/2012 to 12/31/2012	9.96515	11.24447	0
01/01/2013 to 12/31/2013	11.24447	14.35405	0
01/01/2014 to 12/31/2014	14.35405	14.86518	0
01/01/2015 to 12/31/2015	14.86518	14.57928	0
01/01/2016 to 12/31/2016	14.57928	16.09526	0
01/01/2017 to 12/31/2017	16.09526	18.62396	0
01/01/2018 to 12/31/2018	18.62396	16.03029	0
01/01/2019 to 12/31/2019	16.03029	19.47821	0
01/01/2020 to 12/31/2020	19.47821	23.03045	0
ProFund VP Mid-Cap Value
01/01/2011 to 12/31/2011	9.70911	9.12308	0
01/01/2012 to 12/31/2012	9.12308	10.39978	0
01/01/2013 to 12/31/2013	10.39978	13.44206	0
01/01/2014 to 12/31/2014	13.44206	14.48517	0
01/01/2015 to 12/31/2015	14.48517	13.00124	0
01/01/2016 to 12/31/2016	13.00124	15.81107	0
01/01/2017 to 12/31/2017	15.81107	17.10461	0
01/01/2018 to 12/31/2018	17.10461	14.50320	0
01/01/2019 to 12/31/2019	14.50320	17.59994	0
01/01/2020 to 12/31/2020	17.59994	17.60806	0
ProFund VP Real Estate
01/01/2011 to 12/31/2011	8.38477	8.59019	0
01/01/2012 to 12/31/2012	8.59019	9.84334	0
01/01/2013 to 12/31/2013	9.84334	9.63552	0
01/01/2014 to 12/31/2014	9.63552	11.78102	0
01/01/2015 to 12/31/2015	11.78102	11.55914	0
01/01/2016 to 12/31/2016	11.55914	11.95270	0
01/01/2017 to 12/31/2017	11.95270	12.63150	0
01/01/2018 to 12/31/2018	12.63150	11.64831	0
01/01/2019 to 12/31/2019	11.64831	14.44025	0
01/01/2020 to 12/31/2020	14.44025	13.23369	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Small-Cap Growth
01/01/2011 to 12/31/2011	10.29229	10.19515	0
01/01/2012 to 12/31/2012	10.19515	11.21492	0
01/01/2013 to 12/31/2013	11.21492	15.40227	0
01/01/2014 to 12/31/2014	15.40227	15.39057	0
01/01/2015 to 12/31/2015	15.39057	15.22832	0
01/01/2016 to 12/31/2016	15.22832	17.90778	0
01/01/2017 to 12/31/2017	17.90778	19.78613	0
01/01/2018 to 12/31/2018	19.78613	18.23610	0
01/01/2019 to 12/31/2019	18.23610	21.24432	0
01/01/2020 to 12/31/2020	21.24432	24.39033	0
ProFund VP Small-Cap Value
01/01/2011 to 12/31/2011	10.05617	9.43173	0
01/01/2012 to 12/31/2012	9.43173	10.71406	0
01/01/2013 to 12/31/2013	10.71406	14.42611	0
01/01/2014 to 12/31/2014	14.42611	14.92894	0
01/01/2015 to 12/31/2015	14.92894	13.39167	0
01/01/2016 to 12/31/2016	13.39167	16.86677	0
01/01/2017 to 12/31/2017	16.86677	18.09863	0
01/01/2018 to 12/31/2018	18.09863	15.18210	0
01/01/2019 to 12/31/2019	15.18210	18.19841	0
01/01/2020 to 12/31/2020	18.19841	17.98686	0
ProFund VP Telecommunications
01/01/2011 to 12/31/2011	8.59861	8.56679	0
01/01/2012 to 12/31/2012	8.56679	9.76181	0
01/01/2013 to 12/31/2013	9.76181	10.69926	0
01/01/2014 to 12/31/2014	10.69926	10.52305	0
01/01/2015 to 12/31/2015	10.52305	10.44809	0
01/01/2016 to 12/31/2016	10.44809	12.43194	0
01/01/2017 to 12/31/2017	12.43194	11.90099	0
01/01/2018 to 12/31/2018	11.90099	9.87978	0
01/01/2019 to 12/31/2019	9.87978	11.08940	0
01/01/2020 to 12/31/2020	11.08940	11.18710	0
ProFund VP Utilities
01/01/2011 to 12/31/2011	8.06597	9.27014	0
01/01/2012 to 12/31/2012	9.27014	9.07852	0
01/01/2013 to 12/31/2013	9.07852	10.06075	0
01/01/2014 to 12/31/2014	10.06075	12.38637	0
01/01/2015 to 12/31/2015	12.38637	11.33814	0
01/01/2016 to 12/31/2016	11.33814	12.76114	0
01/01/2017 to 12/31/2017	12.76114	13.80902	0
01/01/2018 to 12/31/2018	13.80902	13.89289	0
01/01/2019 to 12/31/2019	13.89289	16.69521	0
01/01/2020 to 12/31/2020	16.69521	15.93586	0
*Denotes the start date of these sub-accounts

PREMIER L SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With Combo 5%/HAV 80 bps (2.30%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.35258	9.85110	4,511,499
01/01/2012 to 12/31/2012	9.85110	10.83936	4,512,237
01/01/2013 to 12/31/2013	10.83936	11.65248	3,980,717
01/01/2014 to 12/31/2014	11.65248	11.82550	3,583,697
01/01/2015 to 12/31/2015	11.82550	11.18749	3,008,438
01/01/2016 to 12/31/2016	11.18749	11.62937	2,626,719
01/01/2017 to 12/31/2017	11.62937	12.79934	2,503,499
01/01/2018 to 12/31/2018	12.79934	11.49213	1,935,828
01/01/2019 to 12/31/2019	11.49213	13.03740	1,951,549
01/01/2020 to 12/31/2020	13.03740	13.28190	1,816,669
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.68319	10.45514	1,914,200
01/01/2012 to 12/31/2012	10.45514	11.61448	2,135,086
01/01/2013 to 12/31/2013	11.61448	13.23315	2,097,823
01/01/2014 to 12/31/2014	13.23315	13.72573	1,972,645
01/01/2015 to 12/31/2015	13.72573	13.52487	1,805,559
01/01/2016 to 12/31/2016	13.52487	14.16099	1,685,939
01/01/2017 to 12/31/2017	14.16099	16.18674	1,613,406
01/01/2018 to 12/31/2018	16.18674	14.88939	1,413,090
01/01/2019 to 12/31/2019	14.88939	17.73627	1,360,968
01/01/2020 to 12/31/2020	17.73627	19.18923	1,227,145
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	9.65463	9.26641	1,175,865
01/01/2012 to 12/31/2012	9.26641	9.98915	1,264,108
01/01/2013 to 12/31/2013	9.98915	10.97919	1,082,425
01/01/2014 to 12/31/2014	10.97919	11.28386	1,011,129
01/01/2015 to 12/31/2015	11.28386	11.01184	872,108
01/01/2016 to 12/31/2016	11.01184	11.28308	784,935
01/01/2017 to 12/31/2017	11.28308	12.82058	788,567
01/01/2018 to 12/31/2018	12.82058	11.54042	518,981
01/01/2019 to 12/31/2019	11.54042	13.31694	602,529
01/01/2020 to 12/31/2020	13.31694	14.85275	499,631
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.65023	10.28464	3,425,837
01/01/2012 to 12/31/2012	10.28464	11.30707	3,544,040
01/01/2013 to 12/31/2013	11.30707	13.00353	3,396,895
01/01/2014 to 12/31/2014	13.00353	13.54010	2,787,943
01/01/2015 to 12/31/2015	13.54010	13.29865	2,639,562
01/01/2016 to 12/31/2016	13.29865	13.81917	2,492,144
01/01/2017 to 12/31/2017	13.81917	15.52303	2,317,317
01/01/2018 to 12/31/2018	15.52303	14.42350	1,981,975
01/01/2019 to 12/31/2019	14.42350	16.83700	1,754,185
01/01/2020 to 12/31/2020	16.83700	18.39532	1,543,540

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99751	9.12885	80,984
01/01/2012 to 12/31/2012	9.12885	9.98474	84,304
01/01/2013 to 12/31/2013	9.98474	10.81958	174,559
01/01/2014 to 12/31/2014	10.81958	11.09402	143,374
01/01/2015 to 12/31/2015	11.09402	10.51910	147,244
01/01/2016 to 12/31/2016	10.51910	10.99888	111,742
01/01/2017 to 12/31/2017	10.99888	12.10823	109,020
01/01/2018 to 12/31/2018	12.10823	11.20964	98,449
01/01/2019 to 12/31/2019	11.20964	12.88844	93,684
01/01/2020 to 12/31/2020	12.88844	13.19555	55,129
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	11.46655	11.46118	35,983
01/01/2012 to 12/31/2012	11.46118	11.72899	37,863
01/01/2013 to 12/31/2013	11.72899	11.21591	74,755
01/01/2014 to 12/31/2014	11.21591	10.95294	27,047
01/01/2015 to 12/31/2015	10.95294	10.75838	16,357
01/01/2016 to 12/31/2016	10.75838	10.68907	27,384
01/01/2017 to 12/31/2017	10.68907	10.62718	28,099
01/01/2018 to 12/31/2018	10.62718	10.46448	17,527
01/01/2019 to 12/31/2019	10.46448	10.70179	14,977
01/01/2020 to 12/31/2020	10.70179	10.72916	22,196
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	12.44845	12.55575	603,368
01/01/2012 to 12/31/2012	12.55575	13.41715	665,696
01/01/2013 to 12/31/2013	13.41715	12.87458	559,958
01/01/2014 to 12/31/2014	12.87458	13.11750	482,999
01/01/2015 to 12/31/2015	13.11750	12.55226	426,762
01/01/2016 to 12/31/2016	12.55226	12.78941	401,399
01/01/2017 to 12/31/2017	12.78941	13.04806	432,474
01/01/2018 to 12/31/2018	13.04806	12.66894	278,275
01/01/2019 to 12/31/2019	12.66894	13.52660	281,805
01/01/2020 to 12/31/2020	13.52660	14.19631	354,756
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.29386	9.81857	5,407,760
01/01/2012 to 12/31/2012	9.81857	10.91458	5,748,233
01/01/2013 to 12/31/2013	10.91458	13.08906	6,008,938
01/01/2014 to 12/31/2014	13.08906	13.68977	5,613,179
01/01/2015 to 12/31/2015	13.68977	13.45328	5,170,247
01/01/2016 to 12/31/2016	13.45328	14.05054	4,629,697
01/01/2017 to 12/31/2017	14.05054	16.19280	4,387,368
01/01/2018 to 12/31/2018	16.19280	14.84261	3,980,713
01/01/2019 to 12/31/2019	14.84261	17.73677	3,795,922
01/01/2020 to 12/31/2020	17.73677	19.66471	3,491,368
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99813	11.60230	60,708
01/01/2014 to 12/31/2014	11.60230	12.88496	65,602
01/01/2015 to 12/31/2015	12.88496	12.14530	44,083
01/01/2016 to 12/31/2016	12.14530	13.64122	46,861
01/01/2017 to 12/31/2017	13.64122	15.78950	54,423
01/01/2018 to 12/31/2018	15.78950	14.69713	34,460
01/01/2019 to 12/31/2019	14.69713	18.82489	53,213
01/01/2020 to 12/31/2020	18.82489	19.27132	60,563

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	9.46002	8.78163	19,788
01/01/2012 to 12/31/2012	8.78163	10.88468	22,310
01/01/2013 to 12/31/2013	10.88468	11.10256	34,587
01/01/2014 to 12/31/2014	11.10256	12.36411	22,255
01/01/2015 to 12/31/2015	12.36411	12.07532	19,929
01/01/2016 to 12/31/2016	12.07532	11.91011	15,062
01/01/2017 to 12/31/2017	11.91011	12.91053	15,649
01/01/2018 to 12/31/2018	12.91053	12.02439	13,080
01/01/2019 to 12/31/2019	12.02439	14.70739	12,925
01/01/2020 to 12/31/2020	14.70739	13.95294	11,408
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	12.88076	13.42144	29,148
01/01/2012 to 12/31/2012	13.42144	15.13273	30,903
01/01/2013 to 12/31/2013	15.13273	15.25591	37,076
01/01/2014 to 12/31/2014	15.25591	19.52324	37,677
01/01/2015 to 12/31/2015	19.52324	20.00868	23,499
01/01/2016 to 12/31/2016	20.00868	20.50180	28,934
01/01/2017 to 12/31/2017	20.50180	21.29380	23,303
01/01/2018 to 12/31/2018	21.29380	19.82275	16,534
01/01/2019 to 12/31/2019	19.82275	25.42605	16,027
01/01/2020 to 12/31/2020	25.42605	24.14901	17,897
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	10.81385	8.42811	104,981
01/01/2012 to 12/31/2012	8.42811	9.71539	134,770
01/01/2013 to 12/31/2013	9.71539	9.51805	170,990
01/01/2014 to 12/31/2014	9.51805	8.86830	166,376
01/01/2015 to 12/31/2015	8.86830	7.21876	111,108
01/01/2016 to 12/31/2016	7.21876	7.92914	78,053
01/01/2017 to 12/31/2017	7.92914	9.79598	115,741
01/01/2018 to 12/31/2018	9.79598	8.22958	84,317
01/01/2019 to 12/31/2019	8.22958	9.11844	110,569
01/01/2020 to 12/31/2020	9.11844	9.27531	198,514
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	9.68378	9.32398	998,738
01/01/2012 to 12/31/2012	9.32398	10.08333	1,031,065
01/01/2013 to 12/31/2013	10.08333	11.31154	1,005,330
01/01/2014 to 12/31/2014	11.31154	11.40557	895,614
01/01/2015 to 12/31/2015	11.40557	11.25953	810,849
01/01/2016 to 12/31/2016	11.25953	11.47513	706,674
01/01/2017 to 12/31/2017	11.47513	13.06564	707,975
01/01/2018 to 12/31/2018	13.06564	11.78114	578,295
01/01/2019 to 12/31/2019	11.78114	13.81962	574,249
01/01/2020 to 12/31/2020	13.81962	14.69213	536,463
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99938	10.05945	8,745

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	9.97940	9.70594	638,997
01/01/2012 to 12/31/2012	9.70594	10.44837	664,544
01/01/2013 to 12/31/2013	10.44837	11.21657	657,922
01/01/2014 to 12/31/2014	11.21657	11.40747	634,353
01/01/2015 to 12/31/2015	11.40747	11.04951	519,499
01/01/2016 to 12/31/2016	11.04951	11.36932	426,748
01/01/2017 to 12/31/2017	11.36932	12.47952	482,450
01/01/2018 to 12/31/2018	12.47952	11.33646	292,705
01/01/2019 to 12/31/2019	11.33646	12.85704	326,948
01/01/2020 to 12/31/2020	12.85704	13.69481	370,761
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.70578	11.59196	19,295
01/01/2012 to 12/31/2012	11.59196	13.10878	22,555
01/01/2013 to 12/31/2013	13.10878	17.78780	61,133
01/01/2014 to 12/31/2014	17.78780	18.63957	67,519
01/01/2015 to 12/31/2015	18.63957	17.21927	42,295
01/01/2016 to 12/31/2016	17.21927	20.92536	27,323
01/01/2017 to 12/31/2017	20.92536	22.94936	43,532
01/01/2018 to 12/31/2018	22.94936	19.27558	29,162
01/01/2019 to 12/31/2019	19.27558	23.10744	28,780
01/01/2020 to 12/31/2020	23.10744	23.13823	59,977
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	10.00912	9.78655	141,326
01/01/2012 to 12/31/2012	9.78655	9.56663	94,510
01/01/2013 to 12/31/2013	9.56663	9.35158	42,614
01/01/2014 to 12/31/2014	9.35158	9.14136	46,699
01/01/2015 to 12/31/2015	9.14136	8.93571	32,145
01/01/2016 to 12/31/2016	8.93571	8.73547	50,354
01/01/2017 to 12/31/2017	8.73547	8.56868	12,080
01/01/2018 to 12/31/2018	8.56868	8.48389	24,638
01/01/2019 to 12/31/2019	8.48389	8.43338	12,974
01/01/2020 to 12/31/2020	8.43338	8.26204	17,102
AST High Yield Portfolio
01/01/2011 to 12/31/2011	11.33996	11.43711	24,583
01/01/2012 to 12/31/2012	11.43711	12.73073	28,637
01/01/2013 to 12/31/2013	12.73073	13.33806	27,634
01/01/2014 to 12/31/2014	13.33806	13.37164	25,909
01/01/2015 to 12/31/2015	13.37164	12.60512	22,883
01/01/2016 to 12/31/2016	12.60512	14.21951	19,378
01/01/2017 to 12/31/2017	14.21951	14.93925	20,593
01/01/2018 to 12/31/2018	14.93925	14.31141	18,155
01/01/2019 to 12/31/2019	14.31141	16.12992	18,701
01/01/2020 to 12/31/2020	16.12992	16.18282	18,247
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	8.51795	7.97841	2,793
01/01/2012 to 12/31/2012	7.97841	9.11568	2,856
01/01/2013 to 12/31/2013	9.11568	12.46280	31,071
01/01/2014 to 12/31/2014	12.46280	13.85728	38,880
01/01/2015 to 12/31/2015	13.85728	12.48421	28,976
01/01/2016 to 12/31/2016	12.48421	14.63112	22,999
01/01/2017 to 12/31/2017	14.63112	17.04823	24,023
01/01/2018 to 12/31/2018	17.04823	14.30458	11,328
01/01/2019 to 12/31/2019	14.30458	18.11128	14,642
01/01/2020 to 12/31/2020	18.11128	17.75203	16,605

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Growth Portfolio
01/01/2011 to 12/31/2011	8.85072	7.53378	30,791
01/01/2012 to 12/31/2012	7.53378	8.86389	37,956
01/01/2013 to 12/31/2013	8.86389	10.31589	37,684
01/01/2014 to 12/31/2014	10.31589	9.52677	37,774
01/01/2015 to 12/31/2015	9.52677	9.60572	34,308
01/01/2016 to 12/31/2016	9.60572	9.03541	30,878
01/01/2017 to 12/31/2017	9.03541	11.96189	25,313
01/01/2018 to 12/31/2018	11.96189	10.13284	29,299
01/01/2019 to 12/31/2019	10.13284	13.08567	29,811
01/01/2020 to 12/31/2020	13.08567	16.79793	32,714
AST International Value Portfolio
01/01/2011 to 12/31/2011	9.45037	8.07874	25,333
01/01/2012 to 12/31/2012	8.07874	9.21373	32,623
01/01/2013 to 12/31/2013	9.21373	10.75994	33,814
01/01/2014 to 12/31/2014	10.75994	9.81286	31,209
01/01/2015 to 12/31/2015	9.81286	9.67056	32,612
01/01/2016 to 12/31/2016	9.67056	9.50854	38,375
01/01/2017 to 12/31/2017	9.50854	11.41590	35,449
01/01/2018 to 12/31/2018	11.41590	9.35725	22,529
01/01/2019 to 12/31/2019	9.35725	10.97838	21,854
01/01/2020 to 12/31/2020	10.97838	10.66641	27,719
AST Investment Grade Bond Portfolio
01/01/2011 to 12/31/2011	11.73376	12.89793	3,863,808
01/01/2012 to 12/31/2012	12.89793	13.79278	1,572,043
01/01/2013 to 12/31/2013	13.79278	13.05358	429,073
01/01/2014 to 12/31/2014	13.05358	13.61868	538,817
01/01/2015 to 12/31/2015	13.61868	13.46870	1,832,543
01/01/2016 to 12/31/2016	13.46870	13.72014	2,232,963
01/01/2017 to 12/31/2017	13.72014	13.99076	1,288,763
01/01/2018 to 12/31/2018	13.99076	13.63796	3,691,253
01/01/2019 to 12/31/2019	13.63796	14.82855	1,613,172
01/01/2020 to 12/31/2020	14.82855	16.88216	1,098,318
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	9.79553	9.52105	590,661
01/01/2012 to 12/31/2012	9.52105	10.57078	712,315
01/01/2013 to 12/31/2013	10.57078	12.01556	772,774
01/01/2014 to 12/31/2014	12.01556	12.49292	733,956
01/01/2015 to 12/31/2015	12.49292	12.08400	707,422
01/01/2016 to 12/31/2016	12.08400	12.42930	647,721
01/01/2017 to 12/31/2017	12.42930	14.21077	664,422
01/01/2018 to 12/31/2018	14.21077	12.86556	504,081
01/01/2019 to 12/31/2019	12.86556	15.01988	572,526
01/01/2020 to 12/31/2020	15.01988	16.61433	554,222
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	10.85122	9.63698	79,641
01/01/2012 to 12/31/2012	9.63698	11.48382	88,347
01/01/2013 to 12/31/2013	11.48382	12.94997	139,829
01/01/2014 to 12/31/2014	12.94997	11.85292	132,671
01/01/2015 to 12/31/2015	11.85292	11.26253	116,224
01/01/2016 to 12/31/2016	11.26253	11.22263	100,496
01/01/2017 to 12/31/2017	11.22263	14.22205	94,195
01/01/2018 to 12/31/2018	14.22205	11.47211	85,846
01/01/2019 to 12/31/2019	11.47211	14.26703	90,057
01/01/2020 to 12/31/2020	14.26703	15.77038	87,161

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	11.52951	11.29693	465,852
01/01/2012 to 12/31/2012	11.29693	12.22630	488,641
01/01/2013 to 12/31/2013	12.22630	13.27000	471,230
01/01/2014 to 12/31/2014	13.27000	13.67845	432,935
01/01/2015 to 12/31/2015	13.67845	13.34643	363,490
01/01/2016 to 12/31/2016	13.34643	13.54783	326,709
01/01/2017 to 12/31/2017	13.54783	14.85208	321,592
01/01/2018 to 12/31/2018	14.85208	13.77216	278,370
01/01/2019 to 12/31/2019	13.77216	15.42925	271,926
01/01/2020 to 12/31/2020	15.42925	16.79453	257,167
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.18859	11.00994	4,099
01/01/2012 to 12/31/2012	11.00994	12.39649	4,790
01/01/2013 to 12/31/2013	12.39649	16.54020	3,186
01/01/2014 to 12/31/2014	16.54020	17.70496	3,105
01/01/2015 to 12/31/2015	17.70496	19.14731	5,461
01/01/2016 to 12/31/2016	19.14731	18.44363	5,320
01/01/2017 to 12/31/2017	18.44363	24.49033	3,466
01/01/2018 to 12/31/2018	24.49033	23.55088	4,349
01/01/2019 to 12/31/2019	23.55088	30.52702	1,723
01/01/2020 to 12/31/2020	30.52702	45.96695	2,716
AST Large-Cap Core Portfolio
04/29/2013* to 12/31/2013	9.99813	11.62837	0
01/01/2014 to 12/31/2014	11.62837	13.09935	0
01/01/2015 to 12/31/2015	13.09935	13.00241	0
01/01/2016 to 12/31/2016	13.00241	14.09060	0
01/01/2017 to 12/31/2017	14.09060	16.72414	5,911
01/01/2018 to 12/31/2018	16.72414	15.17698	5,911
01/01/2019 to 12/31/2019	15.17698	18.57269	5,912
01/01/2020 to 12/31/2020	18.57269	20.17889	5,911
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.44883	10.12099	82,837
01/01/2012 to 12/31/2012	10.12099	11.10653	100,725
01/01/2013 to 12/31/2013	11.10653	14.83180	91,008
01/01/2014 to 12/31/2014	14.83180	16.03371	175,341
01/01/2015 to 12/31/2015	16.03371	17.25179	119,812
01/01/2016 to 12/31/2016	17.25179	17.80519	100,572
01/01/2017 to 12/31/2017	17.80519	23.14812	88,687
01/01/2018 to 12/31/2018	23.14812	22.01660	74,330
01/01/2019 to 12/31/2019	22.01660	28.32908	70,430
01/01/2020 to 12/31/2020	28.32908	36.44094	58,943
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	12.30530	11.65219	67,237
01/01/2012 to 12/31/2012	11.65219	14.01846	113,194
01/01/2013 to 12/31/2013	14.01846	17.49024	130,064
01/01/2014 to 12/31/2014	17.49024	17.71763	123,917
01/01/2015 to 12/31/2015	17.71763	17.06538	124,614
01/01/2016 to 12/31/2016	17.06538	17.86899	139,881
01/01/2017 to 12/31/2017	17.86899	21.63287	131,765
01/01/2018 to 12/31/2018	21.63287	19.12377	117,369
01/01/2019 to 12/31/2019	19.12377	24.29410	105,363
01/01/2020 to 12/31/2020	24.29410	27.11512	98,684

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99814	10.28113	48,057
01/01/2013 to 12/31/2013	10.28113	11.95086	39,921
01/01/2014 to 12/31/2014	11.95086	12.28242	35,666
01/01/2015 to 12/31/2015	12.28242	11.85721	32,327
01/01/2016 to 12/31/2016	11.85721	12.09208	121,037
01/01/2017 to 12/31/2017	12.09208	13.77046	29,496
01/01/2018 to 12/31/2018	13.77046	12.34533	23,266
01/01/2019 to 12/31/2019	12.34533	14.81482	29,050
01/01/2020 to 12/31/2020	14.81482	15.91155	25,155
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.76895	10.46467	14,878
01/01/2012 to 12/31/2012	10.46467	11.97661	15,312
01/01/2013 to 12/31/2013	11.97661	16.00478	21,911
01/01/2014 to 12/31/2014	16.00478	17.00761	18,794
01/01/2015 to 12/31/2015	17.00761	17.82712	14,334
01/01/2016 to 12/31/2016	17.82712	17.76025	10,499
01/01/2017 to 12/31/2017	17.76025	22.69364	11,174
01/01/2018 to 12/31/2018	22.69364	22.65745	7,911
01/01/2019 to 12/31/2019	22.65745	30.51546	11,087
01/01/2020 to 12/31/2020	30.51546	38.92070	16,483
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99814	10.17373	0
01/01/2013 to 12/31/2013	10.17373	13.37657	0
01/01/2014 to 12/31/2014	13.37657	14.41184	5,230
01/01/2015 to 12/31/2015	14.41184	13.98584	5,519
01/01/2016 to 12/31/2016	13.98584	15.51038	10,294
01/01/2017 to 12/31/2017	15.51038	17.79184	17,979
01/01/2018 to 12/31/2018	17.79184	15.62439	16,183
01/01/2019 to 12/31/2019	15.62439	19.75539	21,568
01/01/2020 to 12/31/2020	19.75539	20.06322	26,758
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	13.27803	12.59342	48,591
01/01/2012 to 12/31/2012	12.59342	14.72440	80,352
01/01/2013 to 12/31/2013	14.72440	19.02687	82,634
01/01/2014 to 12/31/2014	19.02687	20.74304	77,925
01/01/2015 to 12/31/2015	20.74304	19.12377	103,517
01/01/2016 to 12/31/2016	19.12377	19.00229	109,615
01/01/2017 to 12/31/2017	19.00229	23.60877	102,500
01/01/2018 to 12/31/2018	23.60877	22.07149	94,667
01/01/2019 to 12/31/2019	22.07149	28.08129	87,830
01/01/2020 to 12/31/2020	28.08129	37.01335	75,411
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.06988	10.55254	65,485
01/01/2012 to 12/31/2012	10.55254	12.08173	104,204
01/01/2013 to 12/31/2013	12.08173	16.77143	156,285
01/01/2014 to 12/31/2014	16.77143	18.73061	143,373
01/01/2015 to 12/31/2015	18.73061	17.27731	118,621
01/01/2016 to 12/31/2016	17.27731	19.96877	103,998
01/01/2017 to 12/31/2017	19.96877	22.21279	111,209
01/01/2018 to 12/31/2018	22.21279	18.14057	101,239
01/01/2019 to 12/31/2019	18.14057	21.45934	101,828
01/01/2020 to 12/31/2020	21.45934	20.60231	113,458

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.23093	11.08818	1,648,105
01/01/2012 to 12/31/2012	11.08818	11.96291	1,806,643
01/01/2013 to 12/31/2013	11.96291	12.77116	1,623,563
01/01/2014 to 12/31/2014	12.77116	13.20504	1,494,637
01/01/2015 to 12/31/2015	13.20504	12.92658	1,324,645
01/01/2016 to 12/31/2016	12.92658	13.33482	1,221,571
01/01/2017 to 12/31/2017	13.33482	14.35636	1,068,870
01/01/2018 to 12/31/2018	14.35636	13.63327	840,103
01/01/2019 to 12/31/2019	13.63327	15.29112	818,245
01/01/2020 to 12/31/2020	15.29112	16.30479	749,275
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01805	10.06005	1,282
01/01/2012 to 12/31/2012	10.06005	10.53264	1,648
01/01/2013 to 12/31/2013	10.53264	10.05767	112,440
01/01/2014 to 12/31/2014	10.05767	10.42743	109,431
01/01/2015 to 12/31/2015	10.42743	10.16564	45,105
01/01/2016 to 12/31/2016	10.16564	10.35587	5,464
01/01/2017 to 12/31/2017	10.35587	10.69771	8,439
01/01/2018 to 12/31/2018	10.69771	10.37086	9,589
01/01/2019 to 12/31/2019	10.37086	11.12658	16,304
01/01/2020 to 12/31/2020	11.12658	11.53444	46,165
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	9.43250	8.64767	1,594,603
01/01/2012 to 12/31/2012	8.64767	9.54508	1,783,198
01/01/2013 to 12/31/2013	9.54508	10.91902	1,446,643
01/01/2014 to 12/31/2014	10.91902	11.65528	1,396,560
01/01/2015 to 12/31/2015	11.65528	11.32346	2,405,897
01/01/2016 to 12/31/2016	11.32346	12.18680	2,168,015
01/01/2017 to 12/31/2017	12.18680	13.83124	3,636,303
01/01/2018 to 12/31/2018	13.83124	12.49157	2,498,482
01/01/2019 to 12/31/2019	12.49157	14.55255	2,936,592
01/01/2020 to 12/31/2020	14.55255	15.05850	2,756,802
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	9.11744	9.22101	34,037
01/01/2012 to 12/31/2012	9.22101	10.70831	40,383
01/01/2013 to 12/31/2013	10.70831	13.86199	57,740
01/01/2014 to 12/31/2014	13.86199	15.88287	47,998
01/01/2015 to 12/31/2015	15.88287	16.00374	38,376
01/01/2016 to 12/31/2016	16.00374	17.96739	41,697
01/01/2017 to 12/31/2017	17.96739	21.47283	50,599
01/01/2018 to 12/31/2018	21.47283	19.26283	39,303
01/01/2019 to 12/31/2019	19.26283	23.43651	44,938
01/01/2020 to 12/31/2020	23.43651	21.72116	37,370
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99813	8.86352	0
01/01/2012 to 12/31/2012	8.86352	9.80389	0
01/01/2013 to 12/31/2013	9.80389	11.73000	0
01/01/2014 to 12/31/2014	11.73000	12.21170	0
01/01/2015 to 12/31/2015	12.21170	11.95509	36,141
01/01/2016 to 12/31/2016	11.95509	12.42572	21,542
01/01/2017 to 12/31/2017	12.42572	14.35673	21,324
01/01/2018 to 12/31/2018	14.35673	13.11618	19,795
01/01/2019 to 12/31/2019	13.11618	15.54009	18,832
01/01/2020 to 12/31/2020	15.54009	16.94908	17,610

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	12.01118	10.20193	29,595
01/01/2012 to 12/31/2012	10.20193	11.97389	31,151
01/01/2013 to 12/31/2013	11.97389	16.48166	60,143
01/01/2014 to 12/31/2014	16.48166	16.90710	50,003
01/01/2015 to 12/31/2015	16.90710	16.74749	35,438
01/01/2016 to 12/31/2016	16.74749	17.63221	26,957
01/01/2017 to 12/31/2017	17.63221	22.00983	24,847
01/01/2018 to 12/31/2018	22.00983	19.17935	20,104
01/01/2019 to 12/31/2019	19.17935	25.58796	20,878
01/01/2020 to 12/31/2020	25.58796	33.81389	17,503
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.46782	11.10068	27,464
01/01/2012 to 12/31/2012	11.10068	12.17187	46,563
01/01/2013 to 12/31/2013	12.17187	16.08335	50,452
01/01/2014 to 12/31/2014	16.08335	16.32209	48,610
01/01/2015 to 12/31/2015	16.32209	16.08047	40,481
01/01/2016 to 12/31/2016	16.08047	17.61819	35,372
01/01/2017 to 12/31/2017	17.61819	21.34231	33,272
01/01/2018 to 12/31/2018	21.34231	19.10656	31,479
01/01/2019 to 12/31/2019	19.10656	24.30257	28,665
01/01/2020 to 12/31/2020	24.30257	35.25221	24,368
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	12.04659	11.07233	7,017
01/01/2012 to 12/31/2012	11.07233	12.78859	9,087
01/01/2013 to 12/31/2013	12.78859	17.17681	9,357
01/01/2014 to 12/31/2014	17.17681	17.67519	9,046
01/01/2015 to 12/31/2015	17.67519	16.53298	8,229
01/01/2016 to 12/31/2016	16.53298	20.88206	8,001
01/01/2017 to 12/31/2017	20.88206	21.91353	11,254
01/01/2018 to 12/31/2018	21.91353	17.76081	9,956
01/01/2019 to 12/31/2019	17.76081	21.17760	17,001
01/01/2020 to 12/31/2020	21.17760	20.87985	17,038
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.27647	11.24209	1,517,587
01/01/2012 to 12/31/2012	11.24209	12.47207	1,598,339
01/01/2013 to 12/31/2013	12.47207	14.24387	1,545,629
01/01/2014 to 12/31/2014	14.24387	14.74231	1,456,615
01/01/2015 to 12/31/2015	14.74231	14.41688	1,533,910
01/01/2016 to 12/31/2016	14.41688	15.15673	1,427,868
01/01/2017 to 12/31/2017	15.15673	17.09970	1,369,903
01/01/2018 to 12/31/2018	17.09970	15.82279	1,117,764
01/01/2019 to 12/31/2019	15.82279	18.69112	1,088,777
01/01/2020 to 12/31/2020	18.69112	20.56100	982,495
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.87354	10.44927	96,780
01/01/2012 to 12/31/2012	10.44927	12.00993	170,072
01/01/2013 to 12/31/2013	12.00993	16.90868	171,872
01/01/2014 to 12/31/2014	16.90868	17.90792	180,790
01/01/2015 to 12/31/2015	17.90792	19.18285	154,935
01/01/2016 to 12/31/2016	19.18285	19.25852	162,953
01/01/2017 to 12/31/2017	19.25852	25.95948	144,026
01/01/2018 to 12/31/2018	25.95948	26.35364	127,734
01/01/2019 to 12/31/2019	26.35364	33.03352	121,668
01/01/2020 to 12/31/2020	33.03352	45.14503	108,898

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	9.76915	9.50286	16,188
01/01/2012 to 12/31/2012	9.50286	10.53358	19,902
01/01/2013 to 12/31/2013	10.53358	13.86255	24,280
01/01/2014 to 12/31/2014	13.86255	13.76195	25,800
01/01/2015 to 12/31/2015	13.76195	12.63674	13,707
01/01/2016 to 12/31/2016	12.63674	13.11041	10,466
01/01/2017 to 12/31/2017	13.11041	14.93795	11,823
01/01/2018 to 12/31/2018	14.93795	13.18246	6,172
01/01/2019 to 12/31/2019	13.18246	16.23257	196,696
01/01/2020 to 12/31/2020	16.23257	16.19924	213,386
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	15.26697	12.69771	49,337
01/01/2012 to 12/31/2012	12.69771	12.86055	69,274
01/01/2013 to 12/31/2013	12.86055	14.50493	39,702
01/01/2014 to 12/31/2014	14.50493	12.99312	39,180
01/01/2015 to 12/31/2015	12.99312	10.25545	33,231
01/01/2016 to 12/31/2016	10.25545	12.49314	31,551
01/01/2017 to 12/31/2017	12.49314	13.47179	34,598
01/01/2018 to 12/31/2018	13.47179	10.97430	27,960
01/01/2019 to 12/31/2019	10.97430	12.53689	33,590
01/01/2020 to 12/31/2020	12.53689	11.98273	39,325
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.46229	10.81819	9,906
01/01/2012 to 12/31/2012	10.81819	12.52141	8,944
01/01/2013 to 12/31/2013	12.52141	16.20755	8,997
01/01/2014 to 12/31/2014	16.20755	18.21469	6,848
01/01/2015 to 12/31/2015	18.21469	16.62837	7,102
01/01/2016 to 12/31/2016	16.62837	18.53040	6,084
01/01/2017 to 12/31/2017	18.53040	21.47165	7,771
01/01/2018 to 12/31/2018	21.47165	17.51789	8,735
01/01/2019 to 12/31/2019	17.51789	20.40244	11,221
01/01/2020 to 12/31/2020	20.40244	18.78440	12,278
AST Wellington Management Hedged Equity Portfolio
01/01/2011 to 12/31/2011	9.59753	9.05781	73,122
01/01/2012 to 12/31/2012	9.05781	9.82842	83,022
01/01/2013 to 12/31/2013	9.82842	11.57734	151,360
01/01/2014 to 12/31/2014	11.57734	11.93989	200,960
01/01/2015 to 12/31/2015	11.93989	11.59757	181,835
01/01/2016 to 12/31/2016	11.59757	12.07709	165,416
01/01/2017 to 12/31/2017	12.07709	13.41113	133,127
01/01/2018 to 12/31/2018	13.41113	12.45289	99,137
01/01/2019 to 12/31/2019	12.45289	14.67496	107,314
01/01/2020 to 12/31/2020	14.67496	15.30020	101,281
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.62443	11.01173	115,301
01/01/2012 to 12/31/2012	11.01173	11.60902	179,664
01/01/2013 to 12/31/2013	11.60902	11.17857	230,627
01/01/2014 to 12/31/2014	11.17857	11.71370	252,993
01/01/2015 to 12/31/2015	11.71370	11.59188	251,962
01/01/2016 to 12/31/2016	11.59188	11.91542	296,726
01/01/2017 to 12/31/2017	11.91542	12.38292	331,251
01/01/2018 to 12/31/2018	12.38292	11.82894	294,940
01/01/2019 to 12/31/2019	11.82894	12.98541	315,228
01/01/2020 to 12/31/2020	12.98541	13.72273	318,815

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Consumer Goods Portfolio
01/01/2011 to 12/31/2011	10.41504	10.88855	2,649
01/01/2012 to 12/31/2012	10.88855	11.79908	1,880
01/01/2013 to 12/31/2013	11.79908	14.81554	1,748
01/01/2014 to 12/31/2014	14.81554	15.96364	1,704
01/01/2015 to 12/31/2015	15.96364	16.25439	1,628
01/01/2016 to 12/31/2016	16.25439	16.45290	1,612
01/01/2017 to 12/31/2017	16.45290	18.50545	1,643
01/01/2018 to 12/31/2018	18.50545	15.40958	0
01/01/2019 to 12/31/2019	15.40958	19.06425	0
01/01/2020 to 12/31/2020	19.06425	24.42263	0
ProFund VP Consumer Services
01/01/2011 to 12/31/2011	10.64073	10.97387	0
01/01/2012 to 12/31/2012	10.97387	13.09721	0
01/01/2013 to 12/31/2013	13.09721	17.90731	2,213
01/01/2014 to 12/31/2014	17.90731	19.68593	1,991
01/01/2015 to 12/31/2015	19.68593	20.14569	1,729
01/01/2016 to 12/31/2016	20.14569	20.51822	0
01/01/2017 to 12/31/2017	20.51822	23.74236	0
01/01/2018 to 12/31/2018	23.74236	23.34837	0
01/01/2019 to 12/31/2019	23.34837	28.44690	0
01/01/2020 to 12/31/2020	28.44690	35.68977	0
ProFund VP Financials
01/01/2011 to 12/31/2011	6.39982	5.39074	19,236
01/01/2012 to 12/31/2012	5.39074	6.57243	25,684
01/01/2013 to 12/31/2013	6.57243	8.48563	25,360
01/01/2014 to 12/31/2014	8.48563	9.36637	23,803
01/01/2015 to 12/31/2015	9.36637	9.01902	15,227
01/01/2016 to 12/31/2016	9.01902	10.16752	12,819
01/01/2017 to 12/31/2017	10.16752	11.74757	13,098
01/01/2018 to 12/31/2018	11.74757	10.28442	7,211
01/01/2019 to 12/31/2019	10.28442	13.09633	9,708
01/01/2020 to 12/31/2020	13.09633	12.57528	12,331
ProFund VP Health Care
01/01/2011 to 12/31/2011	9.75359	10.49885	7,293
01/01/2012 to 12/31/2012	10.49885	12.04846	5,834
01/01/2013 to 12/31/2013	12.04846	16.46022	5,818
01/01/2014 to 12/31/2014	16.46022	19.90350	7,559
01/01/2015 to 12/31/2015	19.90350	20.43335	7,130
01/01/2016 to 12/31/2016	20.43335	19.16551	4,386
01/01/2017 to 12/31/2017	19.16551	22.65496	4,216
01/01/2018 to 12/31/2018	22.65496	23.12487	1,824
01/01/2019 to 12/31/2019	23.12487	26.98378	1,989
01/01/2020 to 12/31/2020	26.98378	30.18502	1,753
ProFund VP Industrials
01/01/2011 to 12/31/2011	8.90963	8.55416	123
01/01/2012 to 12/31/2012	8.55416	9.68250	161
01/01/2013 to 12/31/2013	9.68250	13.07939	123
01/01/2014 to 12/31/2014	13.07939	13.49836	68
01/01/2015 to 12/31/2015	13.49836	12.74347	17
01/01/2016 to 12/31/2016	12.74347	14.64370	15
01/01/2017 to 12/31/2017	14.64370	17.52172	13
01/01/2018 to 12/31/2018	17.52172	14.93933	11
01/01/2019 to 12/31/2019	14.93933	19.05648	268
01/01/2020 to 12/31/2020	19.05648	21.75007	273

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Large-Cap Growth
01/01/2011 to 12/31/2011	9.38481	9.46136	8,198
01/01/2012 to 12/31/2012	9.46136	10.42444	7,785
01/01/2013 to 12/31/2013	10.42444	13.31507	7,785
01/01/2014 to 12/31/2014	13.31507	14.69828	7,785
01/01/2015 to 12/31/2015	14.69828	14.90752	7,785
01/01/2016 to 12/31/2016	14.90752	15.30409	7,785
01/01/2017 to 12/31/2017	15.30409	18.74493	7,785
01/01/2018 to 12/31/2018	18.74493	17.98030	7,785
01/01/2019 to 12/31/2019	17.98030	22.65371	7,785
01/01/2020 to 12/31/2020	22.65371	28.99352	7,785
ProFund VP Large-Cap Value
01/01/2011 to 12/31/2011	8.04896	7.76766	8,743
01/01/2012 to 12/31/2012	7.76766	8.76356	7,742
01/01/2013 to 12/31/2013	8.76356	11.12739	6,980
01/01/2014 to 12/31/2014	11.12739	12.01650	6,621
01/01/2015 to 12/31/2015	12.01650	11.19002	6,545
01/01/2016 to 12/31/2016	11.19002	12.62699	6,241
01/01/2017 to 12/31/2017	12.62699	14.00224	6,056
01/01/2018 to 12/31/2018	14.00224	12.23117	5,896
01/01/2019 to 12/31/2019	12.23117	15.51609	8,634
01/01/2020 to 12/31/2020	15.51609	15.15818	8,813
ProFund VP Mid-Cap Growth
01/01/2011 to 12/31/2011	10.47890	9.94731	1,791
01/01/2012 to 12/31/2012	9.94731	11.21885	2,508
01/01/2013 to 12/31/2013	11.21885	14.31437	2,479
01/01/2014 to 12/31/2014	14.31437	14.81688	1,828
01/01/2015 to 12/31/2015	14.81688	14.52475	1,688
01/01/2016 to 12/31/2016	14.52475	16.02726	1,626
01/01/2017 to 12/31/2017	16.02726	18.53624	2,013
01/01/2018 to 12/31/2018	18.53624	15.94692	1,827
01/01/2019 to 12/31/2019	15.94692	19.36741	1,925
01/01/2020 to 12/31/2020	19.36741	22.88816	2,129
ProFund VP Mid-Cap Value
01/01/2011 to 12/31/2011	9.69632	9.10660	1,130
01/01/2012 to 12/31/2012	9.10660	10.37597	936
01/01/2013 to 12/31/2013	10.37597	13.40458	936
01/01/2014 to 12/31/2014	13.40458	14.43790	936
01/01/2015 to 12/31/2015	14.43790	12.95243	936
01/01/2016 to 12/31/2016	12.95243	15.74407	936
01/01/2017 to 12/31/2017	15.74407	17.02379	936
01/01/2018 to 12/31/2018	17.02379	14.42753	936
01/01/2019 to 12/31/2019	14.42753	17.49952	3,289
01/01/2020 to 12/31/2020	17.49952	17.49898	3,759
ProFund VP Real Estate
01/01/2011 to 12/31/2011	8.37375	8.57465	15,039
01/01/2012 to 12/31/2012	8.57465	9.82085	16,854
01/01/2013 to 12/31/2013	9.82085	9.60879	18,574
01/01/2014 to 12/31/2014	9.60879	11.74265	18,351
01/01/2015 to 12/31/2015	11.74265	11.51586	14,843
01/01/2016 to 12/31/2016	11.51586	11.90215	13,882
01/01/2017 to 12/31/2017	11.90215	12.57180	4,868
01/01/2018 to 12/31/2018	12.57180	11.58749	2,667
01/01/2019 to 12/31/2019	11.58749	14.35794	3,303
01/01/2020 to 12/31/2020	14.35794	13.15189	4,412

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Small-Cap Growth
01/01/2011 to 12/31/2011	10.27873	10.17680	688
01/01/2012 to 12/31/2012	10.17680	11.18920	286
01/01/2013 to 12/31/2013	11.18920	15.35942	332
01/01/2014 to 12/31/2014	15.35942	15.34027	382
01/01/2015 to 12/31/2015	15.34027	15.17114	360
01/01/2016 to 12/31/2016	15.17114	17.83184	381
01/01/2017 to 12/31/2017	17.83184	19.69274	319
01/01/2018 to 12/31/2018	19.69274	18.14101	215
01/01/2019 to 12/31/2019	18.14101	21.12317	213
01/01/2020 to 12/31/2020	21.12317	24.23943	174
ProFund VP Small-Cap Value
01/01/2011 to 12/31/2011	10.04307	9.41484	385
01/01/2012 to 12/31/2012	9.41484	10.68964	0
01/01/2013 to 12/31/2013	10.68964	14.38635	0
01/01/2014 to 12/31/2014	14.38635	14.88055	0
01/01/2015 to 12/31/2015	14.88055	13.34175	0
01/01/2016 to 12/31/2016	13.34175	16.79577	0
01/01/2017 to 12/31/2017	16.79577	18.01365	0
01/01/2018 to 12/31/2018	18.01365	15.10342	0
01/01/2019 to 12/31/2019	15.10342	18.09522	0
01/01/2020 to 12/31/2020	18.09522	17.87622	0
ProFund VP Telecommunications
01/01/2011 to 12/31/2011	8.58751	8.55156	1,831
01/01/2012 to 12/31/2012	8.55156	9.73961	1,657
01/01/2013 to 12/31/2013	9.73961	10.66978	0
01/01/2014 to 12/31/2014	10.66978	10.48887	140
01/01/2015 to 12/31/2015	10.48887	10.40911	42
01/01/2016 to 12/31/2016	10.40911	12.37959	0
01/01/2017 to 12/31/2017	12.37959	11.84503	0
01/01/2018 to 12/31/2018	11.84503	9.82841	0
01/01/2019 to 12/31/2019	9.82841	11.02636	0
01/01/2020 to 12/31/2020	11.02636	11.11806	0
ProFund VP Utilities
01/01/2011 to 12/31/2011	8.05537	9.25352	2,906
01/01/2012 to 12/31/2012	9.25352	9.05776	2,984
01/01/2013 to 12/31/2013	9.05776	10.03284	2,241
01/01/2014 to 12/31/2014	10.03284	12.34589	1,869
01/01/2015 to 12/31/2015	12.34589	11.29562	785
01/01/2016 to 12/31/2016	11.29562	12.70717	407
01/01/2017 to 12/31/2017	12.70717	13.74388	339
01/01/2018 to 12/31/2018	13.74388	13.82062	302
01/01/2019 to 12/31/2019	13.82062	16.60026	265
01/01/2020 to 12/31/2020	16.60026	15.83750	255
*Denotes the start date of these sub-accounts

PREMIER L SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With Combo 5%/HAV and HD GRO (2.35%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.32669	9.82155	4,134,047
01/01/2012 to 12/31/2012	9.82155	10.80162	4,142,341
01/01/2013 to 12/31/2013	10.80162	11.60621	3,797,166
01/01/2014 to 12/31/2014	11.60621	11.77279	3,432,204
01/01/2015 to 12/31/2015	11.77279	11.13221	2,813,985
01/01/2016 to 12/31/2016	11.13221	11.56641	2,451,311
01/01/2017 to 12/31/2017	11.56641	12.72382	2,392,959
01/01/2018 to 12/31/2018	12.72382	11.41877	1,786,900
01/01/2019 to 12/31/2019	11.41877	12.94782	1,828,330
01/01/2020 to 12/31/2020	12.94782	13.18407	1,737,407
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.65815	10.42545	1,631,826
01/01/2012 to 12/31/2012	10.42545	11.57599	1,978,813
01/01/2013 to 12/31/2013	11.57599	13.18283	2,018,738
01/01/2014 to 12/31/2014	13.18283	13.66683	1,951,682
01/01/2015 to 12/31/2015	13.66683	13.46036	1,741,875
01/01/2016 to 12/31/2016	13.46036	14.08661	1,666,574
01/01/2017 to 12/31/2017	14.08661	16.09375	1,591,236
01/01/2018 to 12/31/2018	16.09375	14.79670	1,297,763
01/01/2019 to 12/31/2019	14.79670	17.61722	1,320,057
01/01/2020 to 12/31/2020	17.61722	19.05100	1,241,304
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	9.64205	9.24995	1,328,344
01/01/2012 to 12/31/2012	9.24995	9.96648	1,332,263
01/01/2013 to 12/31/2013	9.96648	10.94893	1,233,948
01/01/2014 to 12/31/2014	10.94893	11.24736	1,214,888
01/01/2015 to 12/31/2015	11.24736	10.97077	892,934
01/01/2016 to 12/31/2016	10.97077	11.23558	759,049
01/01/2017 to 12/31/2017	11.23558	12.76040	875,626
01/01/2018 to 12/31/2018	12.76040	11.48054	504,354
01/01/2019 to 12/31/2019	11.48054	13.24136	589,459
01/01/2020 to 12/31/2020	13.24136	14.76134	641,069
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.62384	10.25414	6,755,067
01/01/2012 to 12/31/2012	10.25414	11.26816	6,690,157
01/01/2013 to 12/31/2013	11.26816	12.95246	6,282,078
01/01/2014 to 12/31/2014	12.95246	13.48039	5,747,290
01/01/2015 to 12/31/2015	13.48039	13.23357	5,369,752
01/01/2016 to 12/31/2016	13.23357	13.74472	4,898,675
01/01/2017 to 12/31/2017	13.74472	15.43187	4,553,644
01/01/2018 to 12/31/2018	15.43187	14.33167	3,829,255
01/01/2019 to 12/31/2019	14.33167	16.72161	3,636,776
01/01/2020 to 12/31/2020	16.72161	18.26034	3,284,626

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99745	9.12583	2,850,644
01/01/2012 to 12/31/2012	9.12583	9.97661	2,504,221
01/01/2013 to 12/31/2013	9.97661	10.80546	2,282,040
01/01/2014 to 12/31/2014	10.80546	11.07411	2,068,351
01/01/2015 to 12/31/2015	11.07411	10.49517	1,920,684
01/01/2016 to 12/31/2016	10.49517	10.96853	1,703,801
01/01/2017 to 12/31/2017	10.96853	12.06902	1,558,753
01/01/2018 to 12/31/2018	12.06902	11.16799	1,337,724
01/01/2019 to 12/31/2019	11.16799	12.83434	1,225,645
01/01/2020 to 12/31/2020	12.83434	13.13378	1,135,862
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	11.43373	11.42279	31,043
01/01/2012 to 12/31/2012	11.42279	11.68410	30,695
01/01/2013 to 12/31/2013	11.68410	11.16763	37,201
01/01/2014 to 12/31/2014	11.16763	10.90064	14,556
01/01/2015 to 12/31/2015	10.90064	10.70185	11,511
01/01/2016 to 12/31/2016	10.70185	10.62784	10,629
01/01/2017 to 12/31/2017	10.62784	10.56123	7,090
01/01/2018 to 12/31/2018	10.56123	10.39441	7,873
01/01/2019 to 12/31/2019	10.39441	10.62492	31,629
01/01/2020 to 12/31/2020	10.62492	10.64693	7,749
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	12.41950	12.52048	562,150
01/01/2012 to 12/31/2012	12.52048	13.37279	636,413
01/01/2013 to 12/31/2013	13.37279	12.82563	565,790
01/01/2014 to 12/31/2014	12.82563	13.06139	483,706
01/01/2015 to 12/31/2015	13.06139	12.49241	337,149
01/01/2016 to 12/31/2016	12.49241	12.72222	338,598
01/01/2017 to 12/31/2017	12.72222	12.97300	368,575
01/01/2018 to 12/31/2018	12.97300	12.58984	295,791
01/01/2019 to 12/31/2019	12.58984	13.43558	352,393
01/01/2020 to 12/31/2020	13.43558	14.09398	411,818
AST Bond Portfolio 2021
01/01/2011 to 12/31/2011	10.95270	12.87421	34,741
01/01/2012 to 12/31/2012	12.87421	13.43279	8,558
01/01/2013 to 12/31/2013	13.43279	12.20553	0
01/01/2014 to 12/31/2014	12.20553	12.84121	0
01/01/2015 to 12/31/2015	12.84121	12.77011	0
01/01/2016 to 12/31/2016	12.77011	12.73121	0
01/01/2017 to 12/31/2017	12.73121	12.63618	0
01/01/2018 to 12/31/2018	12.63618	12.35276	0
01/01/2019 to 12/31/2019	12.35276	12.68079	0
01/01/2020 to 12/31/2020	12.68079	12.78001	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	9.99809	11.96009	78,715
01/01/2012 to 12/31/2012	11.96009	12.36832	47,478
01/01/2013 to 12/31/2013	12.36832	10.90661	0
01/01/2014 to 12/31/2014	10.90661	11.76109	0
01/01/2015 to 12/31/2015	11.76109	11.73190	0
01/01/2016 to 12/31/2016	11.73190	11.67243	0
01/01/2017 to 12/31/2017	11.67243	11.58403	0
01/01/2018 to 12/31/2018	11.58403	11.29996	3,188
01/01/2019 to 12/31/2019	11.29996	11.69093	3,185
01/01/2020 to 12/31/2020	11.69093	11.99461	3,182

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	9.99746	10.34627	68,897
01/01/2013 to 12/31/2013	10.34627	9.07766	207,444
01/01/2014 to 12/31/2014	9.07766	9.98847	53,885
01/01/2015 to 12/31/2015	9.98847	10.02347	0
01/01/2016 to 12/31/2016	10.02347	9.98088	0
01/01/2017 to 12/31/2017	9.98088	9.91768	0
01/01/2018 to 12/31/2018	9.91768	9.66318	7,233
01/01/2019 to 12/31/2019	9.66318	10.05586	35,454
01/01/2020 to 12/31/2020	10.05586	10.49017	35,447
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	9.99873	8.70520	56,592
01/01/2014 to 12/31/2014	8.70520	9.74626	29,841
01/01/2015 to 12/31/2015	9.74626	9.79288	0
01/01/2016 to 12/31/2016	9.79288	9.75095	0
01/01/2017 to 12/31/2017	9.75095	9.68796	0
01/01/2018 to 12/31/2018	9.68796	9.40339	0
01/01/2019 to 12/31/2019	9.40339	9.91847	0
01/01/2020 to 12/31/2020	9.91847	10.52941	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	9.99873	11.24581	55,718
01/01/2015 to 12/31/2015	11.24581	11.20715	143,079
01/01/2016 to 12/31/2016	11.20715	11.22099	0
01/01/2017 to 12/31/2017	11.22099	11.16462	0
01/01/2018 to 12/31/2018	11.16462	10.82672	0
01/01/2019 to 12/31/2019	10.82672	11.50026	0
01/01/2020 to 12/31/2020	11.50026	12.51121	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	9.99873	9.88754	27,587
01/01/2016 to 12/31/2016	9.88754	9.86158	152,811
01/01/2017 to 12/31/2017	9.86158	9.86905	91,703
01/01/2018 to 12/31/2018	9.86905	9.54088	123,764
01/01/2019 to 12/31/2019	9.54088	10.25669	81,867
01/01/2020 to 12/31/2020	10.25669	11.09116	7,855
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	9.99746	9.82967	79,511
01/01/2017 to 12/31/2017	9.82967	9.86246	43,146
01/01/2018 to 12/31/2018	9.86246	9.51354	51,861
01/01/2019 to 12/31/2019	9.51354	10.28850	38,053
01/01/2020 to 12/31/2020	10.28850	11.24545	30,496
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	9.99745	9.98593	0
01/01/2018 to 12/31/2018	9.98593	9.55484	2,897
01/01/2019 to 12/31/2019	9.55484	10.41732	0
01/01/2020 to 12/31/2020	10.41732	11.67253	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	9.99745	9.61279	0
01/01/2019 to 12/31/2019	9.61279	10.54705	1,088
01/01/2020 to 12/31/2020	10.54705	11.98366	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	9.99873	11.17740	5,817
01/01/2020 to 12/31/2020	11.17740	12.50560	5,781
AST Bond Portfolio 2031
01/02/2020* to 12/31/2020	9.99873	11.06019	77,091

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.26814	9.78927	5,138,561
01/01/2012 to 12/31/2012	9.78927	10.87660	5,417,142
01/01/2013 to 12/31/2013	10.87660	13.03710	5,557,153
01/01/2014 to 12/31/2014	13.03710	13.62879	5,356,872
01/01/2015 to 12/31/2015	13.62879	13.38682	5,069,963
01/01/2016 to 12/31/2016	13.38682	13.97427	4,509,006
01/01/2017 to 12/31/2017	13.97427	16.09701	4,373,177
01/01/2018 to 12/31/2018	16.09701	14.74751	3,615,960
01/01/2019 to 12/31/2019	14.74751	17.61457	3,557,972
01/01/2020 to 12/31/2020	17.61457	19.51970	3,143,323
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99809	11.59758	849
01/01/2014 to 12/31/2014	11.59758	12.87345	4,712
01/01/2015 to 12/31/2015	12.87345	12.12859	7,341
01/01/2016 to 12/31/2016	12.12859	13.61584	20,160
01/01/2017 to 12/31/2017	13.61584	15.75254	22,442
01/01/2018 to 12/31/2018	15.75254	14.65545	15,138
01/01/2019 to 12/31/2019	14.65545	18.76233	18,545
01/01/2020 to 12/31/2020	18.76233	19.19794	21,709
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	9.44866	8.76681	15,171
01/01/2012 to 12/31/2012	8.76681	10.86107	13,808
01/01/2013 to 12/31/2013	10.86107	11.07301	21,789
01/01/2014 to 12/31/2014	11.07301	12.32515	21,433
01/01/2015 to 12/31/2015	12.32515	12.03126	18,025
01/01/2016 to 12/31/2016	12.03126	11.86093	18,070
01/01/2017 to 12/31/2017	11.86093	12.85092	18,090
01/01/2018 to 12/31/2018	12.85092	11.96295	12,164
01/01/2019 to 12/31/2019	11.96295	14.62513	12,913
01/01/2020 to 12/31/2020	14.62513	13.86823	14,115
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	12.84404	13.37666	16,530
01/01/2012 to 12/31/2012	13.37666	15.07483	28,389
01/01/2013 to 12/31/2013	15.07483	15.19011	31,471
01/01/2014 to 12/31/2014	15.19011	19.42952	32,625
01/01/2015 to 12/31/2015	19.42952	19.90293	31,505
01/01/2016 to 12/31/2016	19.90293	20.38351	21,884
01/01/2017 to 12/31/2017	20.38351	21.16069	24,076
01/01/2018 to 12/31/2018	21.16069	19.68920	15,501
01/01/2019 to 12/31/2019	19.68920	25.24243	18,483
01/01/2020 to 12/31/2020	25.24243	23.96281	18,748
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	10.80079	8.41374	50,301
01/01/2012 to 12/31/2012	8.41374	9.69414	54,593
01/01/2013 to 12/31/2013	9.69414	9.49268	54,655
01/01/2014 to 12/31/2014	9.49268	8.84038	55,555
01/01/2015 to 12/31/2015	8.84038	7.19247	46,187
01/01/2016 to 12/31/2016	7.19247	7.89648	61,401
01/01/2017 to 12/31/2017	7.89648	9.75083	68,302
01/01/2018 to 12/31/2018	9.75083	8.18757	52,458
01/01/2019 to 12/31/2019	8.18757	9.06741	66,691
01/01/2020 to 12/31/2020	9.06741	9.21887	80,989

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	9.66094	9.29742	1,212,660
01/01/2012 to 12/31/2012	9.29742	10.04957	1,337,469
01/01/2013 to 12/31/2013	10.04957	11.26814	1,394,472
01/01/2014 to 12/31/2014	11.26814	11.35634	1,202,583
01/01/2015 to 12/31/2015	11.35634	11.20544	1,064,247
01/01/2016 to 12/31/2016	11.20544	11.41444	891,401
01/01/2017 to 12/31/2017	11.41444	12.99017	891,340
01/01/2018 to 12/31/2018	12.99017	11.70739	591,506
01/01/2019 to 12/31/2019	11.70739	13.72637	689,600
01/01/2020 to 12/31/2020	13.72637	14.58587	659,577
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99937	10.05873	14,235
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	9.96633	9.68853	900,579
01/01/2012 to 12/31/2012	9.68853	10.42454	918,297
01/01/2013 to 12/31/2013	10.42454	11.18541	953,392
01/01/2014 to 12/31/2014	11.18541	11.37022	871,276
01/01/2015 to 12/31/2015	11.37022	11.00810	605,963
01/01/2016 to 12/31/2016	11.00810	11.32121	522,166
01/01/2017 to 12/31/2017	11.32121	12.42074	561,107
01/01/2018 to 12/31/2018	12.42074	11.27757	342,776
01/01/2019 to 12/31/2019	11.27757	12.78402	415,628
01/01/2020 to 12/31/2020	12.78402	13.61033	424,986
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.69193	11.57271	23,172
01/01/2012 to 12/31/2012	11.57271	13.08049	35,071
01/01/2013 to 12/31/2013	13.08049	17.74064	48,948
01/01/2014 to 12/31/2014	17.74064	18.58087	47,509
01/01/2015 to 12/31/2015	18.58087	17.15671	41,248
01/01/2016 to 12/31/2016	17.15671	20.83931	38,515
01/01/2017 to 12/31/2017	20.83931	22.84387	34,273
01/01/2018 to 12/31/2018	22.84387	19.17753	27,069
01/01/2019 to 12/31/2019	19.17753	22.97855	29,983
01/01/2020 to 12/31/2020	22.97855	22.99804	32,560
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	9.98629	9.75943	113,130
01/01/2012 to 12/31/2012	9.75943	9.53559	126,339
01/01/2013 to 12/31/2013	9.53559	9.31663	111,479
01/01/2014 to 12/31/2014	9.31663	9.10274	151,301
01/01/2015 to 12/31/2015	9.10274	8.89362	144,924
01/01/2016 to 12/31/2016	8.89362	8.69004	137,626
01/01/2017 to 12/31/2017	8.69004	8.51986	209,868
01/01/2018 to 12/31/2018	8.51986	8.43130	129,864
01/01/2019 to 12/31/2019	8.43130	8.37694	128,209
01/01/2020 to 12/31/2020	8.37694	8.20282	146,269

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2011 to 12/31/2011	11.30809	11.39954	14,294
01/01/2012 to 12/31/2012	11.39954	12.68259	30,841
01/01/2013 to 12/31/2013	12.68259	13.28118	41,682
01/01/2014 to 12/31/2014	13.28118	13.30812	39,198
01/01/2015 to 12/31/2015	13.30812	12.53922	29,783
01/01/2016 to 12/31/2016	12.53922	14.13826	32,671
01/01/2017 to 12/31/2017	14.13826	14.84664	51,411
01/01/2018 to 12/31/2018	14.84664	14.21585	43,271
01/01/2019 to 12/31/2019	14.21585	16.01452	35,855
01/01/2020 to 12/31/2020	16.01452	16.05924	36,331
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	8.49390	7.95195	30,546
01/01/2012 to 12/31/2012	7.95195	9.08092	31,862
01/01/2013 to 12/31/2013	9.08092	12.40905	68,723
01/01/2014 to 12/31/2014	12.40905	13.79073	83,177
01/01/2015 to 12/31/2015	13.79073	12.41825	83,747
01/01/2016 to 12/31/2016	12.41825	14.54668	77,124
01/01/2017 to 12/31/2017	14.54668	16.94164	75,671
01/01/2018 to 12/31/2018	16.94164	14.20815	66,483
01/01/2019 to 12/31/2019	14.20815	17.98033	36,505
01/01/2020 to 12/31/2020	17.98033	17.61489	41,823
AST International Growth Portfolio
01/01/2011 to 12/31/2011	8.83058	7.51292	18,018
01/01/2012 to 12/31/2012	7.51292	8.83520	22,798
01/01/2013 to 12/31/2013	8.83520	10.27745	24,575
01/01/2014 to 12/31/2014	10.27745	9.48665	25,517
01/01/2015 to 12/31/2015	9.48665	9.56059	23,824
01/01/2016 to 12/31/2016	9.56059	8.98862	22,938
01/01/2017 to 12/31/2017	8.98862	11.89437	25,147
01/01/2018 to 12/31/2018	11.89437	10.07063	17,892
01/01/2019 to 12/31/2019	10.07063	12.99901	29,394
01/01/2020 to 12/31/2020	12.99901	16.67849	26,525
AST International Value Portfolio
01/01/2011 to 12/31/2011	9.42890	8.05644	24,833
01/01/2012 to 12/31/2012	8.05644	9.18375	25,172
01/01/2013 to 12/31/2013	9.18375	10.71966	24,709
01/01/2014 to 12/31/2014	10.71966	9.77145	26,882
01/01/2015 to 12/31/2015	9.77145	9.62503	19,958
01/01/2016 to 12/31/2016	9.62503	9.45914	19,388
01/01/2017 to 12/31/2017	9.45914	11.35112	19,862
01/01/2018 to 12/31/2018	11.35112	9.29956	16,970
01/01/2019 to 12/31/2019	9.29956	10.90540	19,230
01/01/2020 to 12/31/2020	10.90540	10.59034	35,448
AST Investment Grade Bond Portfolio
01/01/2011 to 12/31/2011	11.72425	12.88118	4,385,023
01/01/2012 to 12/31/2012	12.88118	13.76813	1,804,835
01/01/2013 to 12/31/2013	13.76813	13.02394	332,249
01/01/2014 to 12/31/2014	13.02394	13.58124	447,097
01/01/2015 to 12/31/2015	13.58124	13.42506	2,280,938
01/01/2016 to 12/31/2016	13.42506	13.66902	2,915,861
01/01/2017 to 12/31/2017	13.66902	13.93188	1,406,144
01/01/2018 to 12/31/2018	13.93188	13.57390	5,390,219
01/01/2019 to 12/31/2019	13.57390	14.75168	2,123,978
01/01/2020 to 12/31/2020	14.75168	16.78646	1,224,216

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	9.78253	9.50384	395,770
01/01/2012 to 12/31/2012	9.50384	10.54658	490,907
01/01/2013 to 12/31/2013	10.54658	11.98217	531,417
01/01/2014 to 12/31/2014	11.98217	12.45210	481,989
01/01/2015 to 12/31/2015	12.45210	12.03872	380,225
01/01/2016 to 12/31/2016	12.03872	12.37664	335,978
01/01/2017 to 12/31/2017	12.37664	14.14380	347,883
01/01/2018 to 12/31/2018	14.14380	12.79863	244,793
01/01/2019 to 12/31/2019	12.79863	14.93447	280,101
01/01/2020 to 12/31/2020	14.93447	16.51177	278,905
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	10.82050	9.60488	59,517
01/01/2012 to 12/31/2012	9.60488	11.43995	66,146
01/01/2013 to 12/31/2013	11.43995	12.89430	71,291
01/01/2014 to 12/31/2014	12.89430	11.79623	66,023
01/01/2015 to 12/31/2015	11.79623	11.20321	56,919
01/01/2016 to 12/31/2016	11.20321	11.15796	49,632
01/01/2017 to 12/31/2017	11.15796	14.13314	47,920
01/01/2018 to 12/31/2018	14.13314	11.39475	33,060
01/01/2019 to 12/31/2019	11.39475	14.16391	39,624
01/01/2020 to 12/31/2020	14.16391	15.64874	46,718
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	11.49692	11.25949	657,747
01/01/2012 to 12/31/2012	11.25949	12.17972	825,471
01/01/2013 to 12/31/2013	12.17972	13.21287	785,813
01/01/2014 to 12/31/2014	13.21287	13.61293	749,969
01/01/2015 to 12/31/2015	13.61293	13.27606	623,960
01/01/2016 to 12/31/2016	13.27606	13.46978	534,611
01/01/2017 to 12/31/2017	13.46978	14.75936	530,303
01/01/2018 to 12/31/2018	14.75936	13.67948	383,560
01/01/2019 to 12/31/2019	13.67948	15.31802	450,869
01/01/2020 to 12/31/2020	15.31802	16.66532	436,441
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.18250	10.99851	3,991
01/01/2012 to 12/31/2012	10.99851	12.37752	30,638
01/01/2013 to 12/31/2013	12.37752	16.50679	32,675
01/01/2014 to 12/31/2014	16.50679	17.66066	34,927
01/01/2015 to 12/31/2015	17.66066	19.09011	24,521
01/01/2016 to 12/31/2016	19.09011	18.37958	25,089
01/01/2017 to 12/31/2017	18.37958	24.39342	23,000
01/01/2018 to 12/31/2018	24.39342	23.44617	18,148
01/01/2019 to 12/31/2019	23.44617	30.37632	18,042
01/01/2020 to 12/31/2020	30.37632	45.71757	20,312
AST Large-Cap Core Portfolio
04/29/2013* to 12/31/2013	9.99809	11.62451	0
01/01/2014 to 12/31/2014	11.62451	13.08872	0
01/01/2015 to 12/31/2015	13.08872	12.98552	1,284
01/01/2016 to 12/31/2016	12.98552	14.06544	1,230
01/01/2017 to 12/31/2017	14.06544	16.68608	1,085
01/01/2018 to 12/31/2018	16.68608	15.13510	1,085
01/01/2019 to 12/31/2019	15.13510	18.51233	0
01/01/2020 to 12/31/2020	18.51233	20.10340	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.41910	10.08715	30,727
01/01/2012 to 12/31/2012	10.08715	11.06404	37,332
01/01/2013 to 12/31/2013	11.06404	14.76780	34,368
01/01/2014 to 12/31/2014	14.76780	15.95672	93,336
01/01/2015 to 12/31/2015	15.95672	17.16059	72,101
01/01/2016 to 12/31/2016	17.16059	17.70247	75,196
01/01/2017 to 12/31/2017	17.70247	23.00339	71,453
01/01/2018 to 12/31/2018	23.00339	21.86826	52,480
01/01/2019 to 12/31/2019	21.86826	28.12443	49,104
01/01/2020 to 12/31/2020	28.12443	36.16000	40,218
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	12.27036	11.61339	15,584
01/01/2012 to 12/31/2012	11.61339	13.96490	27,825
01/01/2013 to 12/31/2013	13.96490	17.41492	30,046
01/01/2014 to 12/31/2014	17.41492	17.63286	38,637
01/01/2015 to 12/31/2015	17.63286	16.97551	30,579
01/01/2016 to 12/31/2016	16.97551	17.76620	32,354
01/01/2017 to 12/31/2017	17.76620	21.49793	38,689
01/01/2018 to 12/31/2018	21.49793	18.99516	37,158
01/01/2019 to 12/31/2019	18.99516	24.11884	41,016
01/01/2020 to 12/31/2020	24.11884	26.90632	40,013
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99810	10.27770	49,370
01/01/2013 to 12/31/2013	10.27770	11.94105	101,613
01/01/2014 to 12/31/2014	11.94105	12.26636	95,582
01/01/2015 to 12/31/2015	12.26636	11.83588	77,367
01/01/2016 to 12/31/2016	11.83588	12.06457	73,861
01/01/2017 to 12/31/2017	12.06457	13.73254	82,863
01/01/2018 to 12/31/2018	13.73254	12.30536	69,112
01/01/2019 to 12/31/2019	12.30536	14.75958	86,108
01/01/2020 to 12/31/2020	14.75958	15.84445	140,891
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.73856	10.43001	7,440
01/01/2012 to 12/31/2012	10.43001	11.93110	5,887
01/01/2013 to 12/31/2013	11.93110	15.93617	6,081
01/01/2014 to 12/31/2014	15.93617	16.92637	6,143
01/01/2015 to 12/31/2015	16.92637	17.73331	8,551
01/01/2016 to 12/31/2016	17.73331	17.65828	7,438
01/01/2017 to 12/31/2017	17.65828	22.55248	6,633
01/01/2018 to 12/31/2018	22.55248	22.50549	6,584
01/01/2019 to 12/31/2019	22.50549	30.29604	23,809
01/01/2020 to 12/31/2020	30.29604	38.62197	19,691
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99810	10.17185	0
01/01/2013 to 12/31/2013	10.17185	13.36759	712
01/01/2014 to 12/31/2014	13.36759	14.39519	516
01/01/2015 to 12/31/2015	14.39519	13.96287	3,081
01/01/2016 to 12/31/2016	13.96287	15.47743	3,542
01/01/2017 to 12/31/2017	15.47743	17.74534	5,559
01/01/2018 to 12/31/2018	17.74534	15.57589	8,855
01/01/2019 to 12/31/2019	15.57589	19.68439	10,131
01/01/2020 to 12/31/2020	19.68439	19.98128	20,376

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	13.24024	12.55147	39,720
01/01/2012 to 12/31/2012	12.55147	14.66808	51,742
01/01/2013 to 12/31/2013	14.66808	18.94493	53,019
01/01/2014 to 12/31/2014	18.94493	20.64370	60,072
01/01/2015 to 12/31/2015	20.64370	19.02289	76,503
01/01/2016 to 12/31/2016	19.02289	18.89277	69,835
01/01/2017 to 12/31/2017	18.89277	23.46127	68,060
01/01/2018 to 12/31/2018	23.46127	21.92272	49,672
01/01/2019 to 12/31/2019	21.92272	27.87834	63,227
01/01/2020 to 12/31/2020	27.87834	36.72790	57,877
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.03847	10.51733	26,688
01/01/2012 to 12/31/2012	10.51733	12.03539	40,518
01/01/2013 to 12/31/2013	12.03539	16.69890	48,497
01/01/2014 to 12/31/2014	16.69890	18.64059	52,518
01/01/2015 to 12/31/2015	18.64059	17.18584	64,398
01/01/2016 to 12/31/2016	17.18584	19.85328	66,377
01/01/2017 to 12/31/2017	19.85328	22.07351	68,573
01/01/2018 to 12/31/2018	22.07351	18.01787	54,994
01/01/2019 to 12/31/2019	18.01787	21.30367	43,956
01/01/2020 to 12/31/2020	21.30367	20.44284	52,534
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.20278	11.05498	3,947,323
01/01/2012 to 12/31/2012	11.05498	11.92123	4,105,553
01/01/2013 to 12/31/2013	11.92123	12.72044	3,667,513
01/01/2014 to 12/31/2014	12.72044	13.14612	3,360,846
01/01/2015 to 12/31/2015	13.14612	12.86271	2,973,746
01/01/2016 to 12/31/2016	12.86271	13.26247	2,748,665
01/01/2017 to 12/31/2017	13.26247	14.27144	2,507,203
01/01/2018 to 12/31/2018	14.27144	13.54601	2,026,788
01/01/2019 to 12/31/2019	13.54601	15.18579	1,942,445
01/01/2020 to 12/31/2020	15.18579	16.18452	1,779,348
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01801	10.05918	0
01/01/2012 to 12/31/2012	10.05918	10.52644	10,736
01/01/2013 to 12/31/2013	10.52644	10.04686	12,575
01/01/2014 to 12/31/2014	10.04686	10.41113	25,331
01/01/2015 to 12/31/2015	10.41113	10.14477	35,243
01/01/2016 to 12/31/2016	10.14477	10.32962	43,692
01/01/2017 to 12/31/2017	10.32962	10.66542	76,725
01/01/2018 to 12/31/2018	10.66542	10.33440	67,013
01/01/2019 to 12/31/2019	10.33440	11.08208	81,086
01/01/2020 to 12/31/2020	11.08208	11.48272	135,012
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	9.41046	8.62330	2,057,158
01/01/2012 to 12/31/2012	8.62330	9.51355	2,579,148
01/01/2013 to 12/31/2013	9.51355	10.87774	2,597,621
01/01/2014 to 12/31/2014	10.87774	11.60554	2,501,296
01/01/2015 to 12/31/2015	11.60554	11.26949	2,891,604
01/01/2016 to 12/31/2016	11.26949	12.12274	2,591,382
01/01/2017 to 12/31/2017	12.12274	13.75177	4,440,957
01/01/2018 to 12/31/2018	13.75177	12.41375	3,073,540
01/01/2019 to 12/31/2019	12.41375	14.45490	3,652,812
01/01/2020 to 12/31/2020	14.45490	14.95007	3,484,323

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	9.09147	9.19011	10,286
01/01/2012 to 12/31/2012	9.19011	10.66725	26,669
01/01/2013 to 12/31/2013	10.66725	13.80222	27,143
01/01/2014 to 12/31/2014	13.80222	15.80658	29,255
01/01/2015 to 12/31/2015	15.80658	15.91914	32,672
01/01/2016 to 12/31/2016	15.91914	17.86365	31,875
01/01/2017 to 12/31/2017	17.86365	21.33842	32,057
01/01/2018 to 12/31/2018	21.33842	19.13276	24,906
01/01/2019 to 12/31/2019	19.13276	23.26693	28,061
01/01/2020 to 12/31/2020	23.26693	21.55335	30,211
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99809	8.86065	0
01/01/2012 to 12/31/2012	8.86065	9.79586	0
01/01/2013 to 12/31/2013	9.79586	11.71463	0
01/01/2014 to 12/31/2014	11.71463	12.18966	0
01/01/2015 to 12/31/2015	12.18966	11.92765	0
01/01/2016 to 12/31/2016	11.92765	12.39126	0
01/01/2017 to 12/31/2017	12.39126	14.30991	0
01/01/2018 to 12/31/2018	14.30991	13.06699	0
01/01/2019 to 12/31/2019	13.06699	15.47425	0
01/01/2020 to 12/31/2020	15.47425	16.86906	0
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	11.97731	10.16820	12,507
01/01/2012 to 12/31/2012	10.16820	11.92855	19,897
01/01/2013 to 12/31/2013	11.92855	16.41123	23,106
01/01/2014 to 12/31/2014	16.41123	16.82656	23,598
01/01/2015 to 12/31/2015	16.82656	16.65965	21,384
01/01/2016 to 12/31/2016	16.65965	17.53120	18,342
01/01/2017 to 12/31/2017	17.53120	21.87310	26,077
01/01/2018 to 12/31/2018	21.87310	19.05087	19,268
01/01/2019 to 12/31/2019	19.05087	25.40417	20,844
01/01/2020 to 12/31/2020	25.40417	33.55463	21,322
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.44129	11.06953	14,395
01/01/2012 to 12/31/2012	11.06953	12.13176	22,429
01/01/2013 to 12/31/2013	12.13176	16.02249	26,471
01/01/2014 to 12/31/2014	16.02249	16.25234	25,882
01/01/2015 to 12/31/2015	16.25234	16.00390	31,018
01/01/2016 to 12/31/2016	16.00390	17.52568	21,429
01/01/2017 to 12/31/2017	17.52568	21.21988	19,708
01/01/2018 to 12/31/2018	21.21988	18.98763	16,923
01/01/2019 to 12/31/2019	18.98763	24.13950	19,824
01/01/2020 to 12/31/2020	24.13950	34.99870	17,887
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	12.01245	11.03554	11,981
01/01/2012 to 12/31/2012	11.03554	12.73983	13,455
01/01/2013 to 12/31/2013	12.73983	17.10295	14,519
01/01/2014 to 12/31/2014	17.10295	17.59056	14,722
01/01/2015 to 12/31/2015	17.59056	16.44591	11,355
01/01/2016 to 12/31/2016	16.44591	20.76201	19,627
01/01/2017 to 12/31/2017	20.76201	21.77700	22,561
01/01/2018 to 12/31/2018	21.77700	17.64141	19,711
01/01/2019 to 12/31/2019	17.64141	21.02489	10,652
01/01/2020 to 12/31/2020	21.02489	20.71923	10,801

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.24440	11.20462	974,269
01/01/2012 to 12/31/2012	11.20462	12.42437	1,249,134
01/01/2013 to 12/31/2013	12.42437	14.18257	1,335,103
01/01/2014 to 12/31/2014	14.18257	14.67176	1,306,134
01/01/2015 to 12/31/2015	14.67176	14.34086	1,666,248
01/01/2016 to 12/31/2016	14.34086	15.06940	1,620,453
01/01/2017 to 12/31/2017	15.06940	16.99289	1,644,886
01/01/2018 to 12/31/2018	16.99289	15.71621	1,177,808
01/01/2019 to 12/31/2019	15.71621	18.55609	1,299,050
01/01/2020 to 12/31/2020	18.55609	20.40252	1,231,157
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.84896	10.42050	32,934
01/01/2012 to 12/31/2012	10.42050	11.97100	51,939
01/01/2013 to 12/31/2013	11.97100	16.84560	50,813
01/01/2014 to 12/31/2014	16.84560	17.83237	62,494
01/01/2015 to 12/31/2015	17.83237	19.09260	69,005
01/01/2016 to 12/31/2016	19.09260	19.15862	52,994
01/01/2017 to 12/31/2017	19.15862	25.81228	50,537
01/01/2018 to 12/31/2018	25.81228	26.19134	98,951
01/01/2019 to 12/31/2019	26.19134	32.81411	117,156
01/01/2020 to 12/31/2020	32.81411	44.82324	105,512
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	9.74163	9.47142	5,605
01/01/2012 to 12/31/2012	9.47142	10.49380	14,299
01/01/2013 to 12/31/2013	10.49380	13.80352	13,124
01/01/2014 to 12/31/2014	13.80352	13.69665	12,818
01/01/2015 to 12/31/2015	13.69665	12.57065	10,131
01/01/2016 to 12/31/2016	12.57065	13.03548	8,830
01/01/2017 to 12/31/2017	13.03548	14.84530	9,819
01/01/2018 to 12/31/2018	14.84530	13.09426	6,079
01/01/2019 to 12/31/2019	13.09426	16.11615	72,819
01/01/2020 to 12/31/2020	16.11615	16.07512	79,688
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	15.22376	12.65564	97,965
01/01/2012 to 12/31/2012	12.65564	12.81165	135,945
01/01/2013 to 12/31/2013	12.81165	14.44278	121,010
01/01/2014 to 12/31/2014	14.44278	12.93120	113,122
01/01/2015 to 12/31/2015	12.93120	10.20163	103,589
01/01/2016 to 12/31/2016	10.20163	12.42155	149,759
01/01/2017 to 12/31/2017	12.42155	13.38801	144,276
01/01/2018 to 12/31/2018	13.38801	10.90064	79,881
01/01/2019 to 12/31/2019	10.90064	12.44668	124,416
01/01/2020 to 12/31/2020	12.44668	11.89056	156,821
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.42956	10.78208	8,336
01/01/2012 to 12/31/2012	10.78208	12.47352	13,784
01/01/2013 to 12/31/2013	12.47352	16.13772	15,479
01/01/2014 to 12/31/2014	16.13772	18.12745	14,714
01/01/2015 to 12/31/2015	18.12745	16.54068	13,263
01/01/2016 to 12/31/2016	16.54068	18.42373	18,589
01/01/2017 to 12/31/2017	18.42373	21.33768	18,574
01/01/2018 to 12/31/2018	21.33768	17.40005	16,987
01/01/2019 to 12/31/2019	17.40005	20.25526	11,417
01/01/2020 to 12/31/2020	20.25526	18.63968	12,706

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Wellington Management Hedged Equity Portfolio
01/01/2011 to 12/31/2011	9.57358	9.03083	134,788
01/01/2012 to 12/31/2012	9.03083	9.79434	174,625
01/01/2013 to 12/31/2013	9.79434	11.53150	254,844
01/01/2014 to 12/31/2014	11.53150	11.88693	300,394
01/01/2015 to 12/31/2015	11.88693	11.54048	245,006
01/01/2016 to 12/31/2016	11.54048	12.01186	227,616
01/01/2017 to 12/31/2017	12.01186	13.33218	152,905
01/01/2018 to 12/31/2018	13.33218	12.37354	124,521
01/01/2019 to 12/31/2019	12.37354	14.57436	134,198
01/01/2020 to 12/31/2020	14.57436	15.18792	129,325
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.60805	10.98935	114,585
01/01/2012 to 12/31/2012	10.98935	11.57971	143,134
01/01/2013 to 12/31/2013	11.57971	11.14492	161,646
01/01/2014 to 12/31/2014	11.14492	11.67273	145,509
01/01/2015 to 12/31/2015	11.67273	11.54569	169,536
01/01/2016 to 12/31/2016	11.54569	11.86218	150,743
01/01/2017 to 12/31/2017	11.86218	12.32166	172,125
01/01/2018 to 12/31/2018	12.32166	11.76469	158,623
01/01/2019 to 12/31/2019	11.76469	12.90856	172,658
01/01/2020 to 12/31/2020	12.90856	13.63488	171,267
ProFund VP Consumer Goods Portfolio
01/01/2011 to 12/31/2011	10.40165	10.86923	0
01/01/2012 to 12/31/2012	10.86923	11.77220	0
01/01/2013 to 12/31/2013	11.77220	14.77450	0
01/01/2014 to 12/31/2014	14.77450	15.91163	0
01/01/2015 to 12/31/2015	15.91163	16.19350	0
01/01/2016 to 12/31/2016	16.19350	16.38329	0
01/01/2017 to 12/31/2017	16.38329	18.41827	0
01/01/2018 to 12/31/2018	18.41827	15.32948	0
01/01/2019 to 12/31/2019	15.32948	18.95588	0
01/01/2020 to 12/31/2020	18.95588	24.27191	0
ProFund VP Consumer Services
01/01/2011 to 12/31/2011	10.62684	10.95424	0
01/01/2012 to 12/31/2012	10.95424	13.06738	0
01/01/2013 to 12/31/2013	13.06738	17.85789	0
01/01/2014 to 12/31/2014	17.85789	19.62197	0
01/01/2015 to 12/31/2015	19.62197	20.07041	0
01/01/2016 to 12/31/2016	20.07041	20.43151	0
01/01/2017 to 12/31/2017	20.43151	23.63061	0
01/01/2018 to 12/31/2018	23.63061	23.22701	0
01/01/2019 to 12/31/2019	23.22701	28.28526	0
01/01/2020 to 12/31/2020	28.28526	35.46963	0
ProFund VP Financials
01/01/2011 to 12/31/2011	6.39174	5.38135	0
01/01/2012 to 12/31/2012	5.38135	6.55781	0
01/01/2013 to 12/31/2013	6.55781	8.46259	0
01/01/2014 to 12/31/2014	8.46259	9.33632	0
01/01/2015 to 12/31/2015	9.33632	8.98556	0
01/01/2016 to 12/31/2016	8.98556	10.12483	0
01/01/2017 to 12/31/2017	10.12483	11.69260	0
01/01/2018 to 12/31/2018	11.69260	10.23132	0
01/01/2019 to 12/31/2019	10.23132	13.02241	0
01/01/2020 to 12/31/2020	13.02241	12.49817	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Health Care
01/01/2011 to 12/31/2011	9.74078	10.48002	0
01/01/2012 to 12/31/2012	10.48002	12.02099	0
01/01/2013 to 12/31/2013	12.02099	16.41472	0
01/01/2014 to 12/31/2014	16.41472	19.83878	0
01/01/2015 to 12/31/2015	19.83878	20.35689	0
01/01/2016 to 12/31/2016	20.35689	19.08440	0
01/01/2017 to 12/31/2017	19.08440	22.54806	0
01/01/2018 to 12/31/2018	22.54806	23.00453	0
01/01/2019 to 12/31/2019	23.00453	26.83013	0
01/01/2020 to 12/31/2020	26.83013	29.99850	0
ProFund VP Industrials
01/01/2011 to 12/31/2011	8.89801	8.53881	0
01/01/2012 to 12/31/2012	8.53881	9.66036	0
01/01/2013 to 12/31/2013	9.66036	13.04318	0
01/01/2014 to 12/31/2014	13.04318	13.45439	0
01/01/2015 to 12/31/2015	13.45439	12.69577	0
01/01/2016 to 12/31/2016	12.69577	14.58164	0
01/01/2017 to 12/31/2017	14.58164	17.43903	0
01/01/2018 to 12/31/2018	17.43903	14.86143	0
01/01/2019 to 12/31/2019	14.86143	18.94784	0
01/01/2020 to 12/31/2020	18.94784	21.61554	0
ProFund VP Large-Cap Growth
01/01/2011 to 12/31/2011	9.37259	9.44438	0
01/01/2012 to 12/31/2012	9.44438	10.40060	0
01/01/2013 to 12/31/2013	10.40060	13.27809	0
01/01/2014 to 12/31/2014	13.27809	14.65028	0
01/01/2015 to 12/31/2015	14.65028	14.85169	0
01/01/2016 to 12/31/2016	14.85169	15.23927	0
01/01/2017 to 12/31/2017	15.23927	18.65646	0
01/01/2018 to 12/31/2018	18.65646	17.88673	0
01/01/2019 to 12/31/2019	17.88673	22.52486	0
01/01/2020 to 12/31/2020	22.52486	28.81466	0
ProFund VP Large-Cap Value
01/01/2011 to 12/31/2011	8.03823	7.75349	0
01/01/2012 to 12/31/2012	7.75349	8.74330	0
01/01/2013 to 12/31/2013	8.74330	11.09622	0
01/01/2014 to 12/31/2014	11.09622	11.97689	0
01/01/2015 to 12/31/2015	11.97689	11.14772	0
01/01/2016 to 12/31/2016	11.14772	12.57324	0
01/01/2017 to 12/31/2017	12.57324	13.93591	0
01/01/2018 to 12/31/2018	13.93591	12.16734	0
01/01/2019 to 12/31/2019	12.16734	15.42762	0
01/01/2020 to 12/31/2020	15.42762	15.06435	0
ProFund VP Mid-Cap Growth
01/01/2011 to 12/31/2011	10.46522	9.92945	0
01/01/2012 to 12/31/2012	9.92945	11.19304	0
01/01/2013 to 12/31/2013	11.19304	14.27442	0
01/01/2014 to 12/31/2014	14.27442	14.76834	0
01/01/2015 to 12/31/2015	14.76834	14.47018	0
01/01/2016 to 12/31/2016	14.47018	15.95925	0
01/01/2017 to 12/31/2017	15.95925	18.44847	0
01/01/2018 to 12/31/2018	18.44847	15.86365	0
01/01/2019 to 12/31/2019	15.86365	19.25683	0
01/01/2020 to 12/31/2020	19.25683	22.74636	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Mid-Cap Value
01/01/2011 to 12/31/2011	9.68372	9.09046	0
01/01/2012 to 12/31/2012	9.09046	10.35248	0
01/01/2013 to 12/31/2013	10.35248	13.36766	0
01/01/2014 to 12/31/2014	13.36766	14.39099	0
01/01/2015 to 12/31/2015	14.39099	12.90415	0
01/01/2016 to 12/31/2016	12.90415	15.67757	0
01/01/2017 to 12/31/2017	15.67757	16.94368	0
01/01/2018 to 12/31/2018	16.94368	14.35258	0
01/01/2019 to 12/31/2019	14.35258	17.40007	0
01/01/2020 to 12/31/2020	17.40007	17.39104	0
ProFund VP Real Estate
01/01/2011 to 12/31/2011	8.36296	8.55948	0
01/01/2012 to 12/31/2012	8.55948	9.79861	0
01/01/2013 to 12/31/2013	9.79861	9.58239	0
01/01/2014 to 12/31/2014	9.58239	11.70468	0
01/01/2015 to 12/31/2015	11.70468	11.47302	0
01/01/2016 to 12/31/2016	11.47302	11.85213	0
01/01/2017 to 12/31/2017	11.85213	12.51300	0
01/01/2018 to 12/31/2018	12.51300	11.52765	0
01/01/2019 to 12/31/2019	11.52765	14.27688	0
01/01/2020 to 12/31/2020	14.27688	13.07122	0
ProFund VP Small-Cap Growth
01/01/2011 to 12/31/2011	10.26535	10.15857	0
01/01/2012 to 12/31/2012	10.15857	11.16373	0
01/01/2013 to 12/31/2013	11.16373	15.31695	0
01/01/2014 to 12/31/2014	15.31695	15.29039	0
01/01/2015 to 12/31/2015	15.29039	15.11440	0
01/01/2016 to 12/31/2016	15.11440	17.75647	0
01/01/2017 to 12/31/2017	17.75647	19.59998	0
01/01/2018 to 12/31/2018	19.59998	18.04666	0
01/01/2019 to 12/31/2019	18.04666	21.00311	0
01/01/2020 to 12/31/2020	21.00311	24.08984	0
ProFund VP Small-Cap Value
01/01/2011 to 12/31/2011	10.02984	9.39785	0
01/01/2012 to 12/31/2012	9.39785	10.66510	0
01/01/2013 to 12/31/2013	10.66510	14.34617	0
01/01/2014 to 12/31/2014	14.34617	14.83164	0
01/01/2015 to 12/31/2015	14.83164	13.29140	0
01/01/2016 to 12/31/2016	13.29140	16.72421	0
01/01/2017 to 12/31/2017	16.72421	17.92819	0
01/01/2018 to 12/31/2018	17.92819	15.02429	0
01/01/2019 to 12/31/2019	15.02429	17.99157	0
01/01/2020 to 12/31/2020	17.99157	17.76511	0
ProFund VP Telecommunications
01/01/2011 to 12/31/2011	8.57621	8.53611	0
01/01/2012 to 12/31/2012	8.53611	9.71718	0
01/01/2013 to 12/31/2013	9.71718	10.64000	0
01/01/2014 to 12/31/2014	10.64000	10.45451	0
01/01/2015 to 12/31/2015	10.45451	10.36988	0
01/01/2016 to 12/31/2016	10.36988	12.32690	0
01/01/2017 to 12/31/2017	12.32690	11.78881	0
01/01/2018 to 12/31/2018	11.78881	9.77702	0
01/01/2019 to 12/31/2019	9.77702	10.96326	0
01/01/2020 to 12/31/2020	10.96326	11.04901	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Utilities
01/01/2011 to 12/31/2011	8.04473	9.23675	0
01/01/2012 to 12/31/2012	9.23675	9.03694	0
01/01/2013 to 12/31/2013	9.03694	10.00483	0
01/01/2014 to 12/31/2014	10.00483	12.30542	0
01/01/2015 to 12/31/2015	12.30542	11.25303	0
01/01/2016 to 12/31/2016	11.25303	12.65316	0
01/01/2017 to 12/31/2017	12.65316	13.67891	0
01/01/2018 to 12/31/2018	13.67891	13.74858	0
01/01/2019 to 12/31/2019	13.74858	16.50572	0
01/01/2020 to 12/31/2020	16.50572	15.73959	0
*Denotes the start date of these sub-accounts

PREMIER L SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit, OR Highest Daily Lifetime Five Income Benefit, and Combination 5% roll-up and HAV Death Benefit (2.60%) OR Lifetime Five Income Benefit and Highest Daily Value Death Benefit (2.60%) OR HD GRO 60 bps and Combo DB (2.60%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.19937	9.67688	4,542,358
01/01/2012 to 12/31/2012	9.67688	10.61646	4,254,692
01/01/2013 to 12/31/2013	10.61646	11.37944	3,915,392
01/01/2014 to 12/31/2014	11.37944	11.51451	3,441,789
01/01/2015 to 12/31/2015	11.51451	10.86150	3,070,059
01/01/2016 to 12/31/2016	10.86150	11.25757	2,765,668
01/01/2017 to 12/31/2017	11.25757	12.35408	2,457,041
01/01/2018 to 12/31/2018	12.35408	11.05967	2,152,518
01/01/2019 to 12/31/2019	11.05967	12.50999	1,946,401
01/01/2020 to 12/31/2020	12.50999	12.70732	1,693,610
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.53429	10.27926	2,262,521
01/01/2012 to 12/31/2012	10.27926	11.38582	2,196,331
01/01/2013 to 12/31/2013	11.38582	12.93477	2,217,586
01/01/2014 to 12/31/2014	12.93477	13.37698	2,138,060
01/01/2015 to 12/31/2015	13.37698	13.14258	1,979,719
01/01/2016 to 12/31/2016	13.14258	13.72065	1,842,002
01/01/2017 to 12/31/2017	13.72065	15.63770	1,582,967
01/01/2018 to 12/31/2018	15.63770	14.34213	1,465,974
01/01/2019 to 12/31/2019	14.34213	17.03436	1,452,139
01/01/2020 to 12/31/2020	17.03436	18.37590	1,391,516
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	9.57936	9.16732	75,383
01/01/2012 to 12/31/2012	9.16732	9.85326	94,664
01/01/2013 to 12/31/2013	9.85326	10.79820	100,549
01/01/2014 to 12/31/2014	10.79820	11.06546	100,739
01/01/2015 to 12/31/2015	11.06546	10.76714	118,929
01/01/2016 to 12/31/2016	10.76714	11.00023	99,171
01/01/2017 to 12/31/2017	11.00023	12.46270	92,634
01/01/2018 to 12/31/2018	12.46270	11.18527	98,958
01/01/2019 to 12/31/2019	11.18527	12.86938	92,036
01/01/2020 to 12/31/2020	12.86938	14.31173	91,912
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.49278	10.10302	3,318,645
01/01/2012 to 12/31/2012	10.10302	11.07499	3,064,089
01/01/2013 to 12/31/2013	11.07499	12.69936	2,848,878
01/01/2014 to 12/31/2014	12.69936	13.18473	2,553,067
01/01/2015 to 12/31/2015	13.18473	12.91179	2,337,538
01/01/2016 to 12/31/2016	12.91179	13.37805	2,268,408
01/01/2017 to 12/31/2017	13.37805	14.98362	2,085,393
01/01/2018 to 12/31/2018	14.98362	13.88136	1,915,165
01/01/2019 to 12/31/2019	13.88136	16.15668	1,819,360
01/01/2020 to 12/31/2020	16.15668	17.60042	1,598,023

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99719	9.11083	2,474,475
01/01/2012 to 12/31/2012	9.11083	9.93582	2,389,612
01/01/2013 to 12/31/2013	9.93582	10.73507	2,092,859
01/01/2014 to 12/31/2014	10.73507	10.97512	1,888,174
01/01/2015 to 12/31/2015	10.97512	10.37594	1,681,891
01/01/2016 to 12/31/2016	10.37594	10.81752	1,555,550
01/01/2017 to 12/31/2017	10.81752	11.87385	1,365,689
01/01/2018 to 12/31/2018	11.87385	10.96032	1,202,644
01/01/2019 to 12/31/2019	10.96032	12.56494	1,067,245
01/01/2020 to 12/31/2020	12.56494	12.82670	939,162
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	11.27296	11.23479	0
01/01/2012 to 12/31/2012	11.23479	11.46375	0
01/01/2013 to 12/31/2013	11.46375	10.93039	0
01/01/2014 to 12/31/2014	10.93039	10.64310	0
01/01/2015 to 12/31/2015	10.64310	10.42357	0
01/01/2016 to 12/31/2016	10.42357	10.32648	0
01/01/2017 to 12/31/2017	10.32648	10.23685	0
01/01/2018 to 12/31/2018	10.23685	10.05022	0
01/01/2019 to 12/31/2019	10.05022	10.24824	0
01/01/2020 to 12/31/2020	10.24824	10.24422	0
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	12.27880	12.34857	0
01/01/2012 to 12/31/2012	12.34857	13.15703	0
01/01/2013 to 12/31/2013	13.15703	12.58798	0
01/01/2014 to 12/31/2014	12.58798	12.78818	0
01/01/2015 to 12/31/2015	12.78818	12.20132	0
01/01/2016 to 12/31/2016	12.20132	12.39558	0
01/01/2017 to 12/31/2017	12.39558	12.60916	0
01/01/2018 to 12/31/2018	12.60916	12.20670	0
01/01/2019 to 12/31/2019	12.20670	12.99496	0
01/01/2020 to 12/31/2020	12.99496	13.59851	0
AST Bond Portfolio 2021
01/01/2011 to 12/31/2011	10.92600	12.81152	5,925
01/01/2012 to 12/31/2012	12.81152	13.33473	2,589
01/01/2013 to 12/31/2013	13.33473	12.08684	0
01/01/2014 to 12/31/2014	12.08684	12.68532	0
01/01/2015 to 12/31/2015	12.68532	12.58426	0
01/01/2016 to 12/31/2016	12.58426	12.51545	0
01/01/2017 to 12/31/2017	12.51545	12.39182	0
01/01/2018 to 12/31/2018	12.39182	12.08418	0
01/01/2019 to 12/31/2019	12.08418	12.37484	0
01/01/2020 to 12/31/2020	12.37484	12.44124	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	9.99789	11.93089	0
01/01/2012 to 12/31/2012	11.93089	12.30799	0
01/01/2013 to 12/31/2013	12.30799	10.82692	0
01/01/2014 to 12/31/2014	10.82692	11.64682	0
01/01/2015 to 12/31/2015	11.64682	11.58961	0
01/01/2016 to 12/31/2016	11.58961	11.50287	0
01/01/2017 to 12/31/2017	11.50287	11.38792	0
01/01/2018 to 12/31/2018	11.38792	11.08143	0
01/01/2019 to 12/31/2019	11.08143	11.43691	0
01/01/2020 to 12/31/2020	11.43691	11.70539	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	9.99719	10.32109	0
01/01/2013 to 12/31/2013	10.32109	9.03340	0
01/01/2014 to 12/31/2014	9.03340	9.91549	0
01/01/2015 to 12/31/2015	9.91549	9.92589	0
01/01/2016 to 12/31/2016	9.92589	9.85969	0
01/01/2017 to 12/31/2017	9.85969	9.77340	0
01/01/2018 to 12/31/2018	9.77340	9.49925	0
01/01/2019 to 12/31/2019	9.49925	9.86112	0
01/01/2020 to 12/31/2020	9.86112	10.26213	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	9.99859	8.68401	0
01/01/2014 to 12/31/2014	8.68401	9.69895	11,004
01/01/2015 to 12/31/2015	9.69895	9.72160	0
01/01/2016 to 12/31/2016	9.72160	9.65648	0
01/01/2017 to 12/31/2017	9.65648	9.57072	0
01/01/2018 to 12/31/2018	9.57072	9.26682	0
01/01/2019 to 12/31/2019	9.26682	9.75059	0
01/01/2020 to 12/31/2020	9.75059	10.32610	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	9.99859	11.21841	0
01/01/2015 to 12/31/2015	11.21841	11.15257	14,789
01/01/2016 to 12/31/2016	11.15257	11.13922	4,775
01/01/2017 to 12/31/2017	11.13922	11.05623	5,139
01/01/2018 to 12/31/2018	11.05623	10.69532	3,599
01/01/2019 to 12/31/2019	10.69532	11.33300	2,232
01/01/2020 to 12/31/2020	11.33300	12.29922	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	9.99859	9.86349	0
01/01/2016 to 12/31/2016	9.86349	9.81382	10,940
01/01/2017 to 12/31/2017	9.81382	9.79725	10,636
01/01/2018 to 12/31/2018	9.79725	9.44828	0
01/01/2019 to 12/31/2019	9.44828	10.13249	0
01/01/2020 to 12/31/2020	10.13249	10.93023	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	9.99719	9.80573	0
01/01/2017 to 12/31/2017	9.80573	9.81441	0
01/01/2018 to 12/31/2018	9.81441	9.44388	0
01/01/2019 to 12/31/2019	9.44388	10.18818	0
01/01/2020 to 12/31/2020	10.18818	11.10871	0
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	9.99719	9.96171	0
01/01/2018 to 12/31/2018	9.96171	9.50830	3,505
01/01/2019 to 12/31/2019	9.50830	10.34136	0
01/01/2020 to 12/31/2020	10.34136	11.55912	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	9.99719	9.58925	0
01/01/2019 to 12/31/2019	9.58925	10.49565	0
01/01/2020 to 12/31/2020	10.49565	11.89626	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	9.99859	11.15021	0
01/01/2020 to 12/31/2020	11.15021	12.44480	0
AST Bond Portfolio 2031
01/02/2020* to 12/31/2020	9.99860	11.03337	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.14170	9.64514	7,858,699
01/01/2012 to 12/31/2012	9.64514	10.69033	7,444,928
01/01/2013 to 12/31/2013	10.69033	12.78268	7,409,478
01/01/2014 to 12/31/2014	12.78268	13.33027	7,180,163
01/01/2015 to 12/31/2015	13.33027	13.06165	6,583,407
01/01/2016 to 12/31/2016	13.06165	13.60174	5,958,102
01/01/2017 to 12/31/2017	13.60174	15.62972	5,182,369
01/01/2018 to 12/31/2018	15.62972	14.28429	4,671,884
01/01/2019 to 12/31/2019	14.28429	17.01968	4,434,694
01/01/2020 to 12/31/2020	17.01968	18.81451	3,984,596
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99789	11.57336	0
01/01/2014 to 12/31/2014	11.57336	12.81530	0
01/01/2015 to 12/31/2015	12.81530	12.04435	0
01/01/2016 to 12/31/2016	12.04435	13.48843	0
01/01/2017 to 12/31/2017	13.48843	15.56710	0
01/01/2018 to 12/31/2018	15.56710	14.44744	0
01/01/2019 to 12/31/2019	14.44744	18.45096	0
01/01/2020 to 12/31/2020	18.45096	18.83333	0
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	9.39223	8.69329	0
01/01/2012 to 12/31/2012	8.69329	10.74374	0
01/01/2013 to 12/31/2013	10.74374	10.92671	0
01/01/2014 to 12/31/2014	10.92671	12.13271	0
01/01/2015 to 12/31/2015	12.13271	11.81462	0
01/01/2016 to 12/31/2016	11.81462	11.61898	0
01/01/2017 to 12/31/2017	11.61898	12.55813	0
01/01/2018 to 12/31/2018	12.55813	11.66170	0
01/01/2019 to 12/31/2019	11.66170	14.22206	0
01/01/2020 to 12/31/2020	14.22206	13.45320	0
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	12.66314	13.15625	0
01/01/2012 to 12/31/2012	13.15625	14.79037	0
01/01/2013 to 12/31/2013	14.79037	14.86716	0
01/01/2014 to 12/31/2014	14.86716	18.97020	0
01/01/2015 to 12/31/2015	18.97020	19.38513	0
01/01/2016 to 12/31/2016	19.38513	19.80494	0
01/01/2017 to 12/31/2017	19.80494	20.50997	0
01/01/2018 to 12/31/2018	20.50997	19.03685	0
01/01/2019 to 12/31/2019	19.03685	24.34661	0
01/01/2020 to 12/31/2020	24.34661	23.05601	0
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	10.73627	8.34306	0
01/01/2012 to 12/31/2012	8.34306	9.58911	0
01/01/2013 to 12/31/2013	9.58911	9.36678	0
01/01/2014 to 12/31/2014	9.36678	8.70177	0
01/01/2015 to 12/31/2015	8.70177	7.06245	0
01/01/2016 to 12/31/2016	7.06245	7.73488	0
01/01/2017 to 12/31/2017	7.73488	9.52808	0
01/01/2018 to 12/31/2018	9.52808	7.98096	0
01/01/2019 to 12/31/2019	7.98096	8.81713	0
01/01/2020 to 12/31/2020	8.81713	8.94243	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	9.54845	9.16683	794,303
01/01/2012 to 12/31/2012	9.16683	9.88432	796,849
01/01/2013 to 12/31/2013	9.88432	11.05591	782,903
01/01/2014 to 12/31/2014	11.05591	11.11526	767,352
01/01/2015 to 12/31/2015	11.11526	10.94090	680,203
01/01/2016 to 12/31/2016	10.94090	11.11787	631,335
01/01/2017 to 12/31/2017	11.11787	12.62193	434,059
01/01/2018 to 12/31/2018	12.62193	11.34751	414,933
01/01/2019 to 12/31/2019	11.34751	13.27195	477,787
01/01/2020 to 12/31/2020	13.27195	14.06867	468,586
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99930	10.05552	0
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	9.90141	9.60198	96,529
01/01/2012 to 12/31/2012	9.60198	10.30627	90,679
01/01/2013 to 12/31/2013	10.30627	11.03163	62,874
01/01/2014 to 12/31/2014	11.03163	11.18653	37,493
01/01/2015 to 12/31/2015	11.18653	10.80377	29,371
01/01/2016 to 12/31/2016	10.80377	11.08403	28,382
01/01/2017 to 12/31/2017	11.08403	12.13096	36,809
01/01/2018 to 12/31/2018	12.13096	10.98745	35,076
01/01/2019 to 12/31/2019	10.98745	12.42477	34,268
01/01/2020 to 12/31/2020	12.42477	13.19568	36,294
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.62192	11.47536	0
01/01/2012 to 12/31/2012	11.47536	12.93883	0
01/01/2013 to 12/31/2013	12.93883	17.50570	0
01/01/2014 to 12/31/2014	17.50570	18.29022	0
01/01/2015 to 12/31/2015	18.29022	16.84711	0
01/01/2016 to 12/31/2016	16.84711	20.41358	0
01/01/2017 to 12/31/2017	20.41358	22.32277	0
01/01/2018 to 12/31/2018	22.32277	18.69414	0
01/01/2019 to 12/31/2019	18.69414	22.34490	0
01/01/2020 to 12/31/2020	22.34490	22.30924	0
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	9.87290	9.62525	0
01/01/2012 to 12/31/2012	9.62525	9.38159	0
01/01/2013 to 12/31/2013	9.38159	9.14376	0
01/01/2014 to 12/31/2014	9.14376	8.91200	0
01/01/2015 to 12/31/2015	8.91200	8.68620	0
01/01/2016 to 12/31/2016	8.68620	8.46658	0
01/01/2017 to 12/31/2017	8.46658	8.28084	0
01/01/2018 to 12/31/2018	8.28084	8.17472	0
01/01/2019 to 12/31/2019	8.17472	8.10220	0
01/01/2020 to 12/31/2020	8.10220	7.91446	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2011 to 12/31/2011	11.14859	11.21128	0
01/01/2012 to 12/31/2012	11.21128	12.44281	0
01/01/2013 to 12/31/2013	12.44281	12.99831	0
01/01/2014 to 12/31/2014	12.99831	12.99298	0
01/01/2015 to 12/31/2015	12.99298	12.21233	0
01/01/2016 to 12/31/2016	12.21233	13.73622	0
01/01/2017 to 12/31/2017	13.73622	14.38940	0
01/01/2018 to 12/31/2018	14.38940	13.74419	0
01/01/2019 to 12/31/2019	13.74419	15.44540	0
01/01/2020 to 12/31/2020	15.44540	15.45066	0
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	8.37420	7.82078	0
01/01/2012 to 12/31/2012	7.82078	8.90939	0
01/01/2013 to 12/31/2013	8.90939	12.14515	0
01/01/2014 to 12/31/2014	12.14515	13.46461	0
01/01/2015 to 12/31/2015	13.46461	12.09493	0
01/01/2016 to 12/31/2016	12.09493	14.13350	0
01/01/2017 to 12/31/2017	14.13350	16.42037	0
01/01/2018 to 12/31/2018	16.42037	13.73720	0
01/01/2019 to 12/31/2019	13.73720	17.34211	0
01/01/2020 to 12/31/2020	17.34211	16.94834	0
AST International Growth Portfolio
01/01/2011 to 12/31/2011	8.73008	7.40935	0
01/01/2012 to 12/31/2012	7.40935	8.69206	0
01/01/2013 to 12/31/2013	8.69206	10.08632	0
01/01/2014 to 12/31/2014	10.08632	9.28749	0
01/01/2015 to 12/31/2015	9.28749	9.33705	0
01/01/2016 to 12/31/2016	9.33705	8.75712	0
01/01/2017 to 12/31/2017	8.75712	11.55980	0
01/01/2018 to 12/31/2018	11.55980	9.76339	0
01/01/2019 to 12/31/2019	9.76339	12.57177	0
01/01/2020 to 12/31/2020	12.57177	16.09116	0
AST International Value Portfolio
01/01/2011 to 12/31/2011	9.32176	7.94553	0
01/01/2012 to 12/31/2012	7.94553	9.03533	0
01/01/2013 to 12/31/2013	9.03533	10.52073	0
01/01/2014 to 12/31/2014	10.52073	9.56667	0
01/01/2015 to 12/31/2015	9.56667	9.40041	0
01/01/2016 to 12/31/2016	9.40041	9.21593	0
01/01/2017 to 12/31/2017	9.21593	11.03227	0
01/01/2018 to 12/31/2018	11.03227	9.01617	0
01/01/2019 to 12/31/2019	9.01617	10.54731	0
01/01/2020 to 12/31/2020	10.54731	10.21775	0
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	9.71916	9.41929	17,541
01/01/2012 to 12/31/2012	9.41929	10.42718	16,637
01/01/2013 to 12/31/2013	10.42718	11.81773	15,484
01/01/2014 to 12/31/2014	11.81773	12.25127	8,540
01/01/2015 to 12/31/2015	12.25127	11.81567	8,935
01/01/2016 to 12/31/2016	11.81567	12.11769	8,140
01/01/2017 to 12/31/2017	12.11769	13.81418	5,196
01/01/2018 to 12/31/2018	13.81418	12.46975	5,182
01/01/2019 to 12/31/2019	12.46975	14.51527	12,346
01/01/2020 to 12/31/2020	14.51527	16.00921	22,305

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	10.66809	9.44664	0
01/01/2012 to 12/31/2012	9.44664	11.22411	0
01/01/2013 to 12/31/2013	11.22411	12.62013	0
01/01/2014 to 12/31/2014	12.62013	11.51722	0
01/01/2015 to 12/31/2015	11.51722	10.91155	0
01/01/2016 to 12/31/2016	10.91155	10.84114	0
01/01/2017 to 12/31/2017	10.84114	13.69850	0
01/01/2018 to 12/31/2018	13.69850	11.01727	0
01/01/2019 to 12/31/2019	11.01727	13.66132	0
01/01/2020 to 12/31/2020	13.66132	15.05672	0
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	11.33516	11.07413	196,417
01/01/2012 to 12/31/2012	11.07413	11.95003	231,927
01/01/2013 to 12/31/2013	11.95003	12.93222	231,672
01/01/2014 to 12/31/2014	12.93222	13.29129	195,561
01/01/2015 to 12/31/2015	13.29129	12.93074	164,237
01/01/2016 to 12/31/2016	12.93074	13.08754	153,694
01/01/2017 to 12/31/2017	13.08754	14.30580	134,559
01/01/2018 to 12/31/2018	14.30580	13.22648	119,810
01/01/2019 to 12/31/2019	13.22648	14.77459	109,849
01/01/2020 to 12/31/2020	14.77459	16.03492	107,693
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.15165	10.94139	0
01/01/2012 to 12/31/2012	10.94139	12.28312	0
01/01/2013 to 12/31/2013	12.28312	16.34106	0
01/01/2014 to 12/31/2014	16.34106	17.44065	0
01/01/2015 to 12/31/2015	17.44065	18.80645	0
01/01/2016 to 12/31/2016	18.80645	18.06245	0
01/01/2017 to 12/31/2017	18.06245	23.91434	0
01/01/2018 to 12/31/2018	23.91434	22.92933	0
01/01/2019 to 12/31/2019	22.92933	29.63440	0
01/01/2020 to 12/31/2020	29.63440	44.49247	0
AST Large-Cap Core Portfolio
04/29/2013* to 12/31/2013	9.99789	11.60516	0
01/01/2014 to 12/31/2014	11.60516	13.03511	0
01/01/2015 to 12/31/2015	13.03511	12.90075	0
01/01/2016 to 12/31/2016	12.90075	13.93961	0
01/01/2017 to 12/31/2017	13.93961	16.49670	0
01/01/2018 to 12/31/2018	16.49670	14.92651	0
01/01/2019 to 12/31/2019	14.92651	18.21276	0
01/01/2020 to 12/31/2020	18.21276	19.72986	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.27233	9.92091	0
01/01/2012 to 12/31/2012	9.92091	10.85514	0
01/01/2013 to 12/31/2013	10.85514	14.45360	0
01/01/2014 to 12/31/2014	14.45360	15.57911	0
01/01/2015 to 12/31/2015	15.57911	16.71364	0
01/01/2016 to 12/31/2016	16.71364	17.19947	0
01/01/2017 to 12/31/2017	17.19947	22.29552	0
01/01/2018 to 12/31/2018	22.29552	21.14329	0
01/01/2019 to 12/31/2019	21.14329	27.12579	0
01/01/2020 to 12/31/2020	27.12579	34.79107	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	12.09781	11.42220	0
01/01/2012 to 12/31/2012	11.42220	13.70149	0
01/01/2013 to 12/31/2013	13.70149	17.04477	0
01/01/2014 to 12/31/2014	17.04477	17.21591	0
01/01/2015 to 12/31/2015	17.21591	16.53364	0
01/01/2016 to 12/31/2016	16.53364	17.26178	0
01/01/2017 to 12/31/2017	17.26178	20.83678	0
01/01/2018 to 12/31/2018	20.83678	18.36586	0
01/01/2019 to 12/31/2019	18.36586	23.26290	0
01/01/2020 to 12/31/2020	23.26290	25.88823	0
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99790	10.26066	0
01/01/2013 to 12/31/2013	10.26066	11.89216	14,084
01/01/2014 to 12/31/2014	11.89216	12.18635	24,543
01/01/2015 to 12/31/2015	12.18635	11.72996	24,230
01/01/2016 to 12/31/2016	11.72996	11.92753	22,001
01/01/2017 to 12/31/2017	11.92753	13.54351	21,190
01/01/2018 to 12/31/2018	13.54351	12.10613	23,778
01/01/2019 to 12/31/2019	12.10613	14.48522	28,455
01/01/2020 to 12/31/2020	14.48522	15.51209	25,811
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.58722	10.25797	0
01/01/2012 to 12/31/2012	10.25797	11.70562	0
01/01/2013 to 12/31/2013	11.70562	15.59703	0
01/01/2014 to 12/31/2014	15.59703	16.52580	0
01/01/2015 to 12/31/2015	16.52580	17.27129	0
01/01/2016 to 12/31/2016	17.27129	17.15642	0
01/01/2017 to 12/31/2017	17.15642	21.85830	0
01/01/2018 to 12/31/2018	21.85830	21.75916	0
01/01/2019 to 12/31/2019	21.75916	29.21998	0
01/01/2020 to 12/31/2020	29.21998	37.15958	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99790	10.16264	0
01/01/2013 to 12/31/2013	10.16264	13.32293	0
01/01/2014 to 12/31/2014	13.32293	14.31210	0
01/01/2015 to 12/31/2015	14.31210	13.84838	0
01/01/2016 to 12/31/2016	13.84838	15.31326	0
01/01/2017 to 12/31/2017	15.31326	17.51443	0
01/01/2018 to 12/31/2018	17.51443	15.33557	0
01/01/2019 to 12/31/2019	15.33557	19.33345	0
01/01/2020 to 12/31/2020	19.33345	19.57736	0
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	13.05398	12.34479	0
01/01/2012 to 12/31/2012	12.34479	14.39131	0
01/01/2013 to 12/31/2013	14.39131	18.54217	0
01/01/2014 to 12/31/2014	18.54217	20.15548	0
01/01/2015 to 12/31/2015	20.15548	18.52765	0
01/01/2016 to 12/31/2016	18.52765	18.35614	0
01/01/2017 to 12/31/2017	18.35614	22.73942	0
01/01/2018 to 12/31/2018	22.73942	21.19608	0
01/01/2019 to 12/31/2019	21.19608	26.88864	0
01/01/2020 to 12/31/2020	26.88864	35.33774	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.88298	10.34401	0
01/01/2012 to 12/31/2012	10.34401	11.80816	0
01/01/2013 to 12/31/2013	11.80816	16.34391	0
01/01/2014 to 12/31/2014	16.34391	18.19979	0
01/01/2015 to 12/31/2015	18.19979	16.73848	0
01/01/2016 to 12/31/2016	16.73848	19.28962	0
01/01/2017 to 12/31/2017	19.28962	21.39475	0
01/01/2018 to 12/31/2018	21.39475	17.42098	0
01/01/2019 to 12/31/2019	17.42098	20.54769	0
01/01/2020 to 12/31/2020	20.54769	19.66931	0
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.06512	10.89260	1,733,599
01/01/2012 to 12/31/2012	10.89260	11.71739	1,710,245
01/01/2013 to 12/31/2013	11.71739	12.47251	1,328,022
01/01/2014 to 12/31/2014	12.47251	12.85857	1,139,871
01/01/2015 to 12/31/2015	12.85857	12.55069	973,005
01/01/2016 to 12/31/2016	12.55069	12.90921	907,543
01/01/2017 to 12/31/2017	12.90921	13.85757	881,694
01/01/2018 to 12/31/2018	13.85757	13.12088	775,924
01/01/2019 to 12/31/2019	13.12088	14.67332	651,477
01/01/2020 to 12/31/2020	14.67332	15.60027	714,684
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01781	10.05496	0
01/01/2012 to 12/31/2012	10.05496	10.49653	0
01/01/2013 to 12/31/2013	10.49653	9.99383	0
01/01/2014 to 12/31/2014	9.99383	10.33092	0
01/01/2015 to 12/31/2015	10.33092	10.04202	0
01/01/2016 to 12/31/2016	10.04202	10.20009	0
01/01/2017 to 12/31/2017	10.20009	10.50603	0
01/01/2018 to 12/31/2018	10.50603	10.15504	0
01/01/2019 to 12/31/2019	10.15504	10.86316	0
01/01/2020 to 12/31/2020	10.86316	11.22844	0
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	9.30092	8.50216	1,277,373
01/01/2012 to 12/31/2012	8.50216	9.35706	1,188,252
01/01/2013 to 12/31/2013	9.35706	10.67269	1,173,804
01/01/2014 to 12/31/2014	10.67269	11.35893	1,139,408
01/01/2015 to 12/31/2015	11.35893	11.00317	1,098,250
01/01/2016 to 12/31/2016	11.00317	11.80759	1,037,305
01/01/2017 to 12/31/2017	11.80759	13.36183	1,195,808
01/01/2018 to 12/31/2018	13.36183	12.03221	1,065,238
01/01/2019 to 12/31/2019	12.03221	13.97639	974,719
01/01/2020 to 12/31/2020	13.97639	14.41996	879,399
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	8.96355	9.03879	0
01/01/2012 to 12/31/2012	9.03879	10.46595	0
01/01/2013 to 12/31/2013	10.46595	13.50876	0
01/01/2014 to 12/31/2014	13.50876	15.43284	0
01/01/2015 to 12/31/2015	15.43284	15.50488	0
01/01/2016 to 12/31/2016	15.50488	17.35658	0
01/01/2017 to 12/31/2017	17.35658	20.68245	0
01/01/2018 to 12/31/2018	20.68245	18.49913	0
01/01/2019 to 12/31/2019	18.49913	22.44159	0
01/01/2020 to 12/31/2020	22.44159	20.73818	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99789	8.84605	0
01/01/2012 to 12/31/2012	8.84605	9.75590	0
01/01/2013 to 12/31/2013	9.75590	11.63835	0
01/01/2014 to 12/31/2014	11.63835	12.08080	0
01/01/2015 to 12/31/2015	12.08080	11.79222	3,584
01/01/2016 to 12/31/2016	11.79222	12.22069	6,455
01/01/2017 to 12/31/2017	12.22069	14.07853	8,987
01/01/2018 to 12/31/2018	14.07853	12.82413	11,472
01/01/2019 to 12/31/2019	12.82413	15.14955	10,990
01/01/2020 to 12/31/2020	15.14955	16.47484	9,788
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	11.80880	10.00072	0
01/01/2012 to 12/31/2012	10.00072	11.70340	0
01/01/2013 to 12/31/2013	11.70340	16.06222	0
01/01/2014 to 12/31/2014	16.06222	16.42855	0
01/01/2015 to 12/31/2015	16.42855	16.22589	0
01/01/2016 to 12/31/2016	16.22589	17.03325	0
01/01/2017 to 12/31/2017	17.03325	21.20019	0
01/01/2018 to 12/31/2018	21.20019	18.41939	0
01/01/2019 to 12/31/2019	18.41939	24.50223	0
01/01/2020 to 12/31/2020	24.50223	32.28454	0
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.31160	10.91739	0
01/01/2012 to 12/31/2012	10.91739	11.93578	0
01/01/2013 to 12/31/2013	11.93578	15.72530	0
01/01/2014 to 12/31/2014	15.72530	15.91204	0
01/01/2015 to 12/31/2015	15.91204	15.63055	0
01/01/2016 to 12/31/2016	15.63055	17.07536	0
01/01/2017 to 12/31/2017	17.07536	20.62437	0
01/01/2018 to 12/31/2018	20.62437	18.40950	0
01/01/2019 to 12/31/2019	18.40950	23.34742	0
01/01/2020 to 12/31/2020	23.34742	33.76786	0
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.84338	10.85372	0
01/01/2012 to 12/31/2012	10.85372	12.49936	0
01/01/2013 to 12/31/2013	12.49936	16.73923	0
01/01/2014 to 12/31/2014	16.73923	17.17446	0
01/01/2015 to 12/31/2015	17.17446	16.01769	0
01/01/2016 to 12/31/2016	16.01769	20.17230	0
01/01/2017 to 12/31/2017	20.17230	21.10713	0
01/01/2018 to 12/31/2018	21.10713	17.05681	0
01/01/2019 to 12/31/2019	17.05681	20.27851	0
01/01/2020 to 12/31/2020	20.27851	19.93506	0
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.08597	11.01988	905,933
01/01/2012 to 12/31/2012	11.01988	12.18975	958,380
01/01/2013 to 12/31/2013	12.18975	13.88084	943,737
01/01/2014 to 12/31/2014	13.88084	14.32445	965,136
01/01/2015 to 12/31/2015	14.32445	13.96729	922,840
01/01/2016 to 12/31/2016	13.96729	14.64117	894,549
01/01/2017 to 12/31/2017	14.64117	16.46990	804,406
01/01/2018 to 12/31/2018	16.46990	15.19512	788,924
01/01/2019 to 12/31/2019	15.19512	17.89716	802,313
01/01/2020 to 12/31/2020	17.89716	19.63006	753,426

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.72546	10.27681	0
01/01/2012 to 12/31/2012	10.27681	11.77710	0
01/01/2013 to 12/31/2013	11.77710	16.53249	0
01/01/2014 to 12/31/2014	16.53249	17.45817	0
01/01/2015 to 12/31/2015	17.45817	18.64647	0
01/01/2016 to 12/31/2016	18.64647	18.66546	0
01/01/2017 to 12/31/2017	18.66546	25.08662	0
01/01/2018 to 12/31/2018	25.08662	25.39251	0
01/01/2019 to 12/31/2019	25.39251	31.73579	0
01/01/2020 to 12/31/2020	31.73579	43.24482	0
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	9.60457	9.31537	0
01/01/2012 to 12/31/2012	9.31537	10.29569	0
01/01/2013 to 12/31/2013	10.29569	13.50979	0
01/01/2014 to 12/31/2014	13.50979	13.37246	0
01/01/2015 to 12/31/2015	13.37246	12.24312	0
01/01/2016 to 12/31/2016	12.24312	12.66491	0
01/01/2017 to 12/31/2017	12.66491	14.38816	0
01/01/2018 to 12/31/2018	14.38816	12.65984	0
01/01/2019 to 12/31/2019	12.65984	15.54345	0
01/01/2020 to 12/31/2020	15.54345	15.46605	0
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	15.00925	12.44682	0
01/01/2012 to 12/31/2012	12.44682	12.56960	0
01/01/2013 to 12/31/2013	12.56960	14.13536	0
01/01/2014 to 12/31/2014	14.13536	12.62504	0
01/01/2015 to 12/31/2015	12.62504	9.93573	0
01/01/2016 to 12/31/2016	9.93573	12.06833	0
01/01/2017 to 12/31/2017	12.06833	12.97575	0
01/01/2018 to 12/31/2018	12.97575	10.53910	0
01/01/2019 to 12/31/2019	10.53910	12.00457	0
01/01/2020 to 12/31/2020	12.00457	11.44021	0
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.26882	10.60452	0
01/01/2012 to 12/31/2012	10.60452	12.23817	0
01/01/2013 to 12/31/2013	12.23817	15.79477	0
01/01/2014 to 12/31/2014	15.79477	17.69903	0
01/01/2015 to 12/31/2015	17.69903	16.11034	0
01/01/2016 to 12/31/2016	16.11034	17.90065	0
01/01/2017 to 12/31/2017	17.90065	20.68151	0
01/01/2018 to 12/31/2018	20.68151	16.82361	0
01/01/2019 to 12/31/2019	16.82361	19.53646	0
01/01/2020 to 12/31/2020	19.53646	17.93443	0
AST Wellington Management Hedged Equity Portfolio
01/01/2011 to 12/31/2011	9.45557	8.89776	13,740
01/01/2012 to 12/31/2012	8.89776	9.62642	14,109
01/01/2013 to 12/31/2013	9.62642	11.30623	216,699
01/01/2014 to 12/31/2014	11.30623	11.62627	272,987
01/01/2015 to 12/31/2015	11.62627	11.25985	271,624
01/01/2016 to 12/31/2016	11.25985	11.69124	234,660
01/01/2017 to 12/31/2017	11.69124	12.94473	257,396
01/01/2018 to 12/31/2018	12.94473	11.98456	240,224
01/01/2019 to 12/31/2019	11.98456	14.08181	227,655
01/01/2020 to 12/31/2020	14.08181	14.63885	211,972

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.52764	10.87967	0
01/01/2012 to 12/31/2012	10.87967	11.43628	0
01/01/2013 to 12/31/2013	11.43628	10.98006	0
01/01/2014 to 12/31/2014	10.98006	11.47202	0
01/01/2015 to 12/31/2015	11.47202	11.31956	0
01/01/2016 to 12/31/2016	11.31956	11.60158	0
01/01/2017 to 12/31/2017	11.60158	12.02160	0
01/01/2018 to 12/31/2018	12.02160	11.44996	0
01/01/2019 to 12/31/2019	11.44996	12.53261	0
01/01/2020 to 12/31/2020	12.53261	13.20547	0
ProFund VP Consumer Goods Portfolio
01/01/2011 to 12/31/2011	10.33411	10.77243	0
01/01/2012 to 12/31/2012	10.77243	11.63897	0
01/01/2013 to 12/31/2013	11.63897	14.57162	0
01/01/2014 to 12/31/2014	14.57162	15.65488	0
01/01/2015 to 12/31/2015	15.65488	15.89341	0
01/01/2016 to 12/31/2016	15.89341	16.04068	0
01/01/2017 to 12/31/2017	16.04068	17.98918	0
01/01/2018 to 12/31/2018	17.98918	14.93555	0
01/01/2019 to 12/31/2019	14.93555	18.42369	0
01/01/2020 to 12/31/2020	18.42369	23.53295	0
ProFund VP Consumer Services
01/01/2011 to 12/31/2011	10.55787	10.85662	0
01/01/2012 to 12/31/2012	10.85662	12.91934	0
01/01/2013 to 12/31/2013	12.91934	17.61232	0
01/01/2014 to 12/31/2014	17.61232	19.30503	0
01/01/2015 to 12/31/2015	19.30503	19.69804	0
01/01/2016 to 12/31/2016	19.69804	20.00379	0
01/01/2017 to 12/31/2017	20.00379	23.07972	0
01/01/2018 to 12/31/2018	23.07972	22.62996	0
01/01/2019 to 12/31/2019	22.62996	27.49102	0
01/01/2020 to 12/31/2020	27.49102	34.38983	0
ProFund VP Financials
01/01/2011 to 12/31/2011	6.35017	5.33326	0
01/01/2012 to 12/31/2012	5.33326	6.48325	0
01/01/2013 to 12/31/2013	6.48325	8.34604	0
01/01/2014 to 12/31/2014	8.34604	9.18526	0
01/01/2015 to 12/31/2015	9.18526	8.81868	0
01/01/2016 to 12/31/2016	8.81868	9.91269	0
01/01/2017 to 12/31/2017	9.91269	11.41972	0
01/01/2018 to 12/31/2018	11.41972	9.96791	0
01/01/2019 to 12/31/2019	9.96791	12.65616	0
01/01/2020 to 12/31/2020	12.65616	12.11700	0
ProFund VP Health Care
01/01/2011 to 12/31/2011	9.67767	10.38680	0
01/01/2012 to 12/31/2012	10.38680	11.88503	0
01/01/2013 to 12/31/2013	11.88503	16.18963	0
01/01/2014 to 12/31/2014	16.18963	19.51911	0
01/01/2015 to 12/31/2015	19.51911	19.98002	0
01/01/2016 to 12/31/2016	19.98002	18.68564	0
01/01/2017 to 12/31/2017	18.68564	22.02331	0
01/01/2018 to 12/31/2018	22.02331	22.41398	0
01/01/2019 to 12/31/2019	22.41398	26.07763	0
01/01/2020 to 12/31/2020	26.07763	29.08623	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Industrials
01/01/2011 to 12/31/2011	8.84011	8.46264	0
01/01/2012 to 12/31/2012	8.46264	9.55084	0
01/01/2013 to 12/31/2013	9.55084	12.86380	0
01/01/2014 to 12/31/2014	12.86380	13.23693	0
01/01/2015 to 12/31/2015	13.23693	12.46017	0
01/01/2016 to 12/31/2016	12.46017	14.27635	0
01/01/2017 to 12/31/2017	14.27635	17.03242	0
01/01/2018 to 12/31/2018	17.03242	14.47930	0
01/01/2019 to 12/31/2019	14.47930	18.41577	0
01/01/2020 to 12/31/2020	18.41577	20.95735	0
ProFund VP Large-Cap Growth
01/01/2011 to 12/31/2011	9.31162	9.36011	0
01/01/2012 to 12/31/2012	9.36011	10.28272	0
01/01/2013 to 12/31/2013	10.28272	13.09554	0
01/01/2014 to 12/31/2014	13.09554	14.41370	0
01/01/2015 to 12/31/2015	14.41370	14.57615	0
01/01/2016 to 12/31/2016	14.57615	14.92023	0
01/01/2017 to 12/31/2017	14.92023	18.22149	0
01/01/2018 to 12/31/2018	18.22149	17.42675	0
01/01/2019 to 12/31/2019	17.42675	21.89206	0
01/01/2020 to 12/31/2020	21.89206	27.93698	0
ProFund VP Large-Cap Value
01/01/2011 to 12/31/2011	7.98625	7.68458	0
01/01/2012 to 12/31/2012	7.68458	8.64434	0
01/01/2013 to 12/31/2013	8.64434	10.94390	0
01/01/2014 to 12/31/2014	10.94390	11.78374	2,426
01/01/2015 to 12/31/2015	11.78374	10.94123	3,394
01/01/2016 to 12/31/2016	10.94123	12.31037	1,232
01/01/2017 to 12/31/2017	12.31037	13.61134	0
01/01/2018 to 12/31/2018	13.61134	11.85473	0
01/01/2019 to 12/31/2019	11.85473	14.99453	0
01/01/2020 to 12/31/2020	14.99453	14.60584	0
ProFund VP Mid-Cap Growth
01/01/2011 to 12/31/2011	10.39723	9.84090	0
01/01/2012 to 12/31/2012	9.84090	11.06623	0
01/01/2013 to 12/31/2013	11.06623	14.07819	0
01/01/2014 to 12/31/2014	14.07819	14.52976	0
01/01/2015 to 12/31/2015	14.52976	14.20164	0
01/01/2016 to 12/31/2016	14.20164	15.62504	0
01/01/2017 to 12/31/2017	15.62504	18.01829	0
01/01/2018 to 12/31/2018	18.01829	15.45568	0
01/01/2019 to 12/31/2019	15.45568	18.71582	0
01/01/2020 to 12/31/2020	18.71582	22.05361	0
ProFund VP Mid-Cap Value
01/01/2011 to 12/31/2011	9.62061	9.00918	0
01/01/2012 to 12/31/2012	9.00918	10.23496	0
01/01/2013 to 12/31/2013	10.23496	13.18371	0
01/01/2014 to 12/31/2014	13.18371	14.15840	0
01/01/2015 to 12/31/2015	14.15840	12.66458	0
01/01/2016 to 12/31/2016	12.66458	15.34930	0
01/01/2017 to 12/31/2017	15.34930	16.54856	0
01/01/2018 to 12/31/2018	16.54856	13.98348	0
01/01/2019 to 12/31/2019	13.98348	16.91134	0
01/01/2020 to 12/31/2020	16.91134	16.86135	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Real Estate
01/01/2011 to 12/31/2011	8.30850	8.48300	0
01/01/2012 to 12/31/2012	8.48300	9.68740	0
01/01/2013 to 12/31/2013	9.68740	9.45055	0
01/01/2014 to 12/31/2014	9.45055	11.51553	0
01/01/2015 to 12/31/2015	11.51553	11.26014	0
01/01/2016 to 12/31/2016	11.26014	11.60395	0
01/01/2017 to 12/31/2017	11.60395	12.22116	0
01/01/2018 to 12/31/2018	12.22116	11.23118	0
01/01/2019 to 12/31/2019	11.23118	13.87577	0
01/01/2020 to 12/31/2020	13.87577	12.67303	0
ProFund VP Small-Cap Growth
01/01/2011 to 12/31/2011	10.19851	10.06782	0
01/01/2012 to 12/31/2012	10.06782	11.03698	0
01/01/2013 to 12/31/2013	11.03698	15.10618	0
01/01/2014 to 12/31/2014	15.10618	15.04321	0
01/01/2015 to 12/31/2015	15.04321	14.83381	0
01/01/2016 to 12/31/2016	14.83381	17.38459	0
01/01/2017 to 12/31/2017	17.38459	19.14286	0
01/01/2018 to 12/31/2018	19.14286	17.58249	0
01/01/2019 to 12/31/2019	17.58249	20.41292	0
01/01/2020 to 12/31/2020	20.41292	23.35592	0
ProFund VP Small-Cap Value
01/01/2011 to 12/31/2011	9.96486	9.31430	0
01/01/2012 to 12/31/2012	9.31430	10.54444	0
01/01/2013 to 12/31/2013	10.54444	14.14945	0
01/01/2014 to 12/31/2014	14.14945	14.59263	0
01/01/2015 to 12/31/2015	14.59263	13.04528	0
01/01/2016 to 12/31/2016	13.04528	16.37471	0
01/01/2017 to 12/31/2017	16.37471	17.51085	0
01/01/2018 to 12/31/2018	17.51085	14.63857	0
01/01/2019 to 12/31/2019	14.63857	17.48696	0
01/01/2020 to 12/31/2020	17.48696	17.22466	0
ProFund VP Telecommunications
01/01/2011 to 12/31/2011	8.52047	8.46005	0
01/01/2012 to 12/31/2012	8.46005	9.60712	0
01/01/2013 to 12/31/2013	9.60712	10.49380	0
01/01/2014 to 12/31/2014	10.49380	10.28561	0
01/01/2015 to 12/31/2015	10.28561	10.17750	0
01/01/2016 to 12/31/2016	10.17750	12.06878	0
01/01/2017 to 12/31/2017	12.06878	11.51401	0
01/01/2018 to 12/31/2018	11.51401	9.52564	0
01/01/2019 to 12/31/2019	9.52564	10.65538	0
01/01/2020 to 12/31/2020	10.65538	10.71256	0
ProFund VP Utilities
01/01/2011 to 12/31/2011	7.99261	9.15468	0
01/01/2012 to 12/31/2012	9.15468	8.93472	0
01/01/2013 to 12/31/2013	8.93472	9.86768	0
01/01/2014 to 12/31/2014	9.86768	12.10716	0
01/01/2015 to 12/31/2015	12.10716	11.04479	0
01/01/2016 to 12/31/2016	11.04479	12.38874	0
01/01/2017 to 12/31/2017	12.38874	13.36039	0
01/01/2018 to 12/31/2018	13.36039	13.39543	0
01/01/2019 to 12/31/2019	13.39543	16.04243	0
01/01/2020 to 12/31/2020	16.04243	15.26052	0
*Denotes the start date of these sub-accounts

PREMIER L SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.05357	9.68945	172,922
01/01/2012 to 12/31/2012	9.68945	10.79903	187,764
01/01/2013 to 12/31/2013	10.79903	11.75851	169,163
01/01/2014 to 12/31/2014	11.75851	12.08662	230,801
01/01/2015 to 12/31/2015	12.08662	11.58176	286,697
01/01/2016 to 12/31/2016	11.58176	12.19380	296,022
01/01/2017 to 12/31/2017	12.19380	13.59275	280,237
01/01/2018 to 12/31/2018	13.59275	12.36263	241,676
01/01/2019 to 12/31/2019	12.36263	14.20530	238,428
01/01/2020 to 12/31/2020	14.20530	14.65795	228,821
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.59254	10.49952	36,272
01/01/2012 to 12/31/2012	10.49952	11.81435	79,091
01/01/2013 to 12/31/2013	11.81435	13.63409	158,790
01/01/2014 to 12/31/2014	13.63409	14.32368	180,239
01/01/2015 to 12/31/2015	14.32368	14.29579	206,753
01/01/2016 to 12/31/2016	14.29579	15.16031	258,359
01/01/2017 to 12/31/2017	15.16031	17.55127	276,330
01/01/2018 to 12/31/2018	17.55127	16.35373	293,477
01/01/2019 to 12/31/2019	16.35373	19.73136	269,061
01/01/2020 to 12/31/2020	19.73136	21.62240	261,751
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	9.99007	9.71160	5,942
01/01/2012 to 12/31/2012	9.71160	10.60403	50,477
01/01/2013 to 12/31/2013	10.60403	11.80510	62,149
01/01/2014 to 12/31/2014	11.80510	12.28896	69,809
01/01/2015 to 12/31/2015	12.28896	12.14719	72,169
01/01/2016 to 12/31/2016	12.14719	12.60617	100,956
01/01/2017 to 12/31/2017	12.60617	14.50774	139,717
01/01/2018 to 12/31/2018	14.50774	13.22832	137,096
01/01/2019 to 12/31/2019	13.22832	15.46111	147,025
01/01/2020 to 12/31/2020	15.46111	17.46615	146,805
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.40804	10.17985	366,569
01/01/2012 to 12/31/2012	10.17985	11.33645	524,542
01/01/2013 to 12/31/2013	11.33645	13.20498	566,259
01/01/2014 to 12/31/2014	13.20498	13.92690	843,587
01/01/2015 to 12/31/2015	13.92690	13.85466	1,049,212
01/01/2016 to 12/31/2016	13.85466	14.58164	1,373,384
01/01/2017 to 12/31/2017	14.58164	16.58958	1,583,679
01/01/2018 to 12/31/2018	16.58958	15.61408	1,661,615
01/01/2019 to 12/31/2019	15.61408	18.46124	1,774,057
01/01/2020 to 12/31/2020	18.46124	20.42947	1,843,290

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	11.77276	11.91843	101,716
01/01/2012 to 12/31/2012	11.91843	12.35443	57,567
01/01/2013 to 12/31/2013	12.35443	11.96593	61,513
01/01/2014 to 12/31/2014	11.96593	11.83586	56,087
01/01/2015 to 12/31/2015	11.83586	11.77554	95,573
01/01/2016 to 12/31/2016	11.77554	11.85025	101,282
01/01/2017 to 12/31/2017	11.85025	11.93304	177,391
01/01/2018 to 12/31/2018	11.93304	11.90270	280,925
01/01/2019 to 12/31/2019	11.90270	12.32937	290,821
01/01/2020 to 12/31/2020	12.32937	12.51982	297,341
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	12.57524	12.84647	42,310
01/01/2012 to 12/31/2012	12.84647	13.90489	141,041
01/01/2013 to 12/31/2013	13.90489	13.51422	157,940
01/01/2014 to 12/31/2014	13.51422	13.94662	156,494
01/01/2015 to 12/31/2015	13.94662	13.51743	159,560
01/01/2016 to 12/31/2016	13.51743	13.94960	163,286
01/01/2017 to 12/31/2017	13.94960	14.41424	156,940
01/01/2018 to 12/31/2018	14.41424	14.17661	155,240
01/01/2019 to 12/31/2019	14.17661	15.33112	170,125
01/01/2020 to 12/31/2020	15.33112	16.29730	159,684
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	9.88109	9.54594	115,629
01/01/2012 to 12/31/2012	9.54594	10.74833	85,759
01/01/2013 to 12/31/2013	10.74833	13.05551	147,135
01/01/2014 to 12/31/2014	13.05551	13.83039	261,580
01/01/2015 to 12/31/2015	13.83039	13.76649	412,131
01/01/2016 to 12/31/2016	13.76649	14.56220	531,059
01/01/2017 to 12/31/2017	14.56220	16.99771	642,736
01/01/2018 to 12/31/2018	16.99771	15.78215	717,176
01/01/2019 to 12/31/2019	15.78215	19.10225	788,216
01/01/2020 to 12/31/2020	19.10225	21.45112	843,766
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	9.76197	9.17833	541
01/01/2012 to 12/31/2012	9.17833	11.52315	1,910
01/01/2013 to 12/31/2013	11.52315	11.90508	5,835
01/01/2014 to 12/31/2014	11.90508	13.42844	9,633
01/01/2015 to 12/31/2015	13.42844	13.28358	9,943
01/01/2016 to 12/31/2016	13.28358	13.26990	23,866
01/01/2017 to 12/31/2017	13.26990	14.56915	23,573
01/01/2018 to 12/31/2018	14.56915	13.74481	23,009
01/01/2019 to 12/31/2019	13.74481	17.02803	24,798
01/01/2020 to 12/31/2020	17.02803	16.36283	28,912
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	8.36127	8.82419	4,845
01/01/2012 to 12/31/2012	8.82419	10.07765	33,808
01/01/2013 to 12/31/2013	10.07765	10.29050	28,693
01/01/2014 to 12/31/2014	10.29050	13.33818	33,765
01/01/2015 to 12/31/2015	13.33818	13.84584	49,429
01/01/2016 to 12/31/2016	13.84584	14.36896	61,695
01/01/2017 to 12/31/2017	14.36896	15.11555	58,323
01/01/2018 to 12/31/2018	15.11555	14.25356	59,512
01/01/2019 to 12/31/2019	14.25356	18.51789	60,285
01/01/2020 to 12/31/2020	18.51789	17.81454	64,082

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	11.15868	8.80869	2,616
01/01/2012 to 12/31/2012	8.80869	10.28504	3,295
01/01/2013 to 12/31/2013	10.28504	10.20593	18,822
01/01/2014 to 12/31/2014	10.20593	9.63174	22,153
01/01/2015 to 12/31/2015	9.63174	7.94129	23,602
01/01/2016 to 12/31/2016	7.94129	8.83470	26,731
01/01/2017 to 12/31/2017	8.83470	11.05480	36,278
01/01/2018 to 12/31/2018	11.05480	9.40746	33,283
01/01/2019 to 12/31/2019	9.40746	10.55768	26,904
01/01/2020 to 12/31/2020	10.55768	10.87757	23,580
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	9.70021	9.45972	70,843
01/01/2012 to 12/31/2012	9.45972	10.36217	125,844
01/01/2013 to 12/31/2013	10.36217	11.77393	141,532
01/01/2014 to 12/31/2014	11.77393	12.02477	146,745
01/01/2015 to 12/31/2015	12.02477	12.02372	175,869
01/01/2016 to 12/31/2016	12.02372	12.41117	191,548
01/01/2017 to 12/31/2017	12.41117	14.31272	207,742
01/01/2018 to 12/31/2018	14.31272	13.07285	192,111
01/01/2019 to 12/31/2019	13.07285	15.53206	198,626
01/01/2020 to 12/31/2020	15.53206	16.72529	188,642
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99973	10.07671	116,944
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.32606	10.17206	13,151
01/01/2012 to 12/31/2012	10.17206	11.09154	67,208
01/01/2013 to 12/31/2013	11.09154	12.06017	27,028
01/01/2014 to 12/31/2014	12.06017	12.42331	62,516
01/01/2015 to 12/31/2015	12.42331	12.18843	73,646
01/01/2016 to 12/31/2016	12.18843	12.70214	98,929
01/01/2017 to 12/31/2017	12.70214	14.12146	96,526
01/01/2018 to 12/31/2018	14.12146	12.99418	83,476
01/01/2019 to 12/31/2019	12.99418	14.92684	85,776
01/01/2020 to 12/31/2020	14.92684	16.10419	73,254
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	12.07909	12.11532	1,906
01/01/2012 to 12/31/2012	12.11532	13.87726	4,328
01/01/2013 to 12/31/2013	13.87726	19.07270	10,593
01/01/2014 to 12/31/2014	19.07270	20.24314	14,911
01/01/2015 to 12/31/2015	20.24314	18.94153	28,415
01/01/2016 to 12/31/2016	18.94153	23.31383	35,607
01/01/2017 to 12/31/2017	23.31383	25.89693	38,501
01/01/2018 to 12/31/2018	25.89693	22.03326	44,443
01/01/2019 to 12/31/2019	22.03326	26.75324	46,090
01/01/2020 to 12/31/2020	26.75324	27.13377	54,152

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	10.27485	10.17598	28,226
01/01/2012 to 12/31/2012	10.17598	10.07626	137,020
01/01/2013 to 12/31/2013	10.07626	9.97714	122,291
01/01/2014 to 12/31/2014	9.97714	9.87852	250,708
01/01/2015 to 12/31/2015	9.87852	9.78032	270,947
01/01/2016 to 12/31/2016	9.78032	9.68399	281,767
01/01/2017 to 12/31/2017	9.68399	9.62117	396,090
01/01/2018 to 12/31/2018	9.62117	9.64920	275,729
01/01/2019 to 12/31/2019	9.64920	9.71522	182,453
01/01/2020 to 12/31/2020	9.71522	9.64093	305,311
AST High Yield Portfolio
01/01/2011 to 12/31/2011	11.08074	11.31919	24,364
01/01/2012 to 12/31/2012	11.31919	12.76194	53,227
01/01/2013 to 12/31/2013	12.76194	13.54280	47,007
01/01/2014 to 12/31/2014	13.54280	13.75166	62,152
01/01/2015 to 12/31/2015	13.75166	13.13027	80,541
01/01/2016 to 12/31/2016	13.13027	15.00201	109,170
01/01/2017 to 12/31/2017	15.00201	15.96360	109,039
01/01/2018 to 12/31/2018	15.96360	15.49079	124,974
01/01/2019 to 12/31/2019	15.49079	17.68393	125,024
01/01/2020 to 12/31/2020	17.68393	17.97045	121,515
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	7.55590	7.16817	1,094
01/01/2012 to 12/31/2012	7.16817	8.29561	14,852
01/01/2013 to 12/31/2013	8.29561	11.48738	31,898
01/01/2014 to 12/31/2014	11.48738	12.93708	42,358
01/01/2015 to 12/31/2015	12.93708	11.80525	49,990
01/01/2016 to 12/31/2016	11.80525	14.01298	61,709
01/01/2017 to 12/31/2017	14.01298	16.53743	85,467
01/01/2018 to 12/31/2018	16.53743	14.05575	103,948
01/01/2019 to 12/31/2019	14.05575	18.02518	107,832
01/01/2020 to 12/31/2020	18.02518	17.89519	109,128
AST International Growth Portfolio
01/01/2011 to 12/31/2011	9.01789	7.77483	437
01/01/2012 to 12/31/2012	7.77483	9.26557	8,321
01/01/2013 to 12/31/2013	9.26557	10.92201	15,690
01/01/2014 to 12/31/2014	10.92201	10.21646	15,533
01/01/2015 to 12/31/2015	10.21646	10.43383	19,369
01/01/2016 to 12/31/2016	10.43383	9.94030	16,568
01/01/2017 to 12/31/2017	9.94030	13.32866	20,148
01/01/2018 to 12/31/2018	13.32866	11.43688	25,328
01/01/2019 to 12/31/2019	11.43688	14.95971	29,398
01/01/2020 to 12/31/2020	14.95971	19.45065	34,784
AST International Value Portfolio
01/01/2011 to 12/31/2011	9.17929	7.94794	1,773
01/01/2012 to 12/31/2012	7.94794	9.18156	3,131
01/01/2013 to 12/31/2013	9.18156	10.86035	7,431
01/01/2014 to 12/31/2014	10.86035	10.03208	9,404
01/01/2015 to 12/31/2015	10.03208	10.01389	11,194
01/01/2016 to 12/31/2016	10.01389	9.97240	10,720
01/01/2017 to 12/31/2017	9.97240	12.12628	12,615
01/01/2018 to 12/31/2018	12.12628	10.06836	9,185
01/01/2019 to 12/31/2019	10.06836	11.96465	9,097
01/01/2020 to 12/31/2020	11.96465	11.77440	12,162

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	10.13569	9.97825	1,208
01/01/2012 to 12/31/2012	9.97825	11.22134	27,647
01/01/2013 to 12/31/2013	11.22134	12.91910	27,963
01/01/2014 to 12/31/2014	12.91910	13.60521	34,332
01/01/2015 to 12/31/2015	13.60521	13.32949	53,555
01/01/2016 to 12/31/2016	13.32949	13.88622	58,208
01/01/2017 to 12/31/2017	13.88622	16.08024	65,148
01/01/2018 to 12/31/2018	16.08024	14.74659	61,814
01/01/2019 to 12/31/2019	14.74659	17.43752	95,993
01/01/2020 to 12/31/2020	17.43752	19.53693	95,827
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	9.09678	8.18270	11,011
01/01/2012 to 12/31/2012	8.18270	9.87658	14,182
01/01/2013 to 12/31/2013	9.87658	11.28094	28,745
01/01/2014 to 12/31/2014	11.28094	10.45830	71,525
01/01/2015 to 12/31/2015	10.45830	10.06541	106,352
01/01/2016 to 12/31/2016	10.06541	10.15840	111,320
01/01/2017 to 12/31/2017	10.15840	13.03844	128,328
01/01/2018 to 12/31/2018	13.03844	10.65367	196,763
01/01/2019 to 12/31/2019	10.65367	13.41967	171,119
01/01/2020 to 12/31/2020	13.41967	15.02475	187,611
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	10.65289	10.57215	44,156
01/01/2012 to 12/31/2012	10.57215	11.58947	68,595
01/01/2013 to 12/31/2013	11.58947	12.74066	67,156
01/01/2014 to 12/31/2014	12.74066	13.30181	88,614
01/01/2015 to 12/31/2015	13.30181	13.14611	89,830
01/01/2016 to 12/31/2016	13.14611	13.51574	125,636
01/01/2017 to 12/31/2017	13.51574	15.00708	141,975
01/01/2018 to 12/31/2018	15.00708	14.09612	134,968
01/01/2019 to 12/31/2019	14.09612	15.99541	138,165
01/01/2020 to 12/31/2020	15.99541	17.63488	139,672
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.35164	11.31377	0
01/01/2012 to 12/31/2012	11.31377	12.90295	518
01/01/2013 to 12/31/2013	12.90295	17.43738	5,435
01/01/2014 to 12/31/2014	17.43738	18.90555	8,490
01/01/2015 to 12/31/2015	18.90555	20.70893	10,511
01/01/2016 to 12/31/2016	20.70893	20.20390	10,182
01/01/2017 to 12/31/2017	20.20390	27.17167	14,178
01/01/2018 to 12/31/2018	27.17167	26.46778	16,937
01/01/2019 to 12/31/2019	26.46778	34.74953	20,499
01/01/2020 to 12/31/2020	34.74953	52.99759	27,829
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	9.74903	9.56442	5,154
01/01/2012 to 12/31/2012	9.56442	10.63120	48,310
01/01/2013 to 12/31/2013	10.63120	14.37959	35,153
01/01/2014 to 12/31/2014	14.37959	15.74482	73,599
01/01/2015 to 12/31/2015	15.74482	17.15902	82,680
01/01/2016 to 12/31/2016	17.15902	17.93663	79,915
01/01/2017 to 12/31/2017	17.93663	23.61802	104,767
01/01/2018 to 12/31/2018	23.61802	22.75449	128,715
01/01/2019 to 12/31/2019	22.75449	29.65526	119,761
01/01/2020 to 12/31/2020	29.65526	38.63746	126,949

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	10.33903	9.91614	18,473
01/01/2012 to 12/31/2012	9.91614	12.08368	28,565
01/01/2013 to 12/31/2013	12.08368	15.27018	35,474
01/01/2014 to 12/31/2014	15.27018	15.66783	48,968
01/01/2015 to 12/31/2015	15.66783	15.28549	63,770
01/01/2016 to 12/31/2016	15.28549	16.21071	73,574
01/01/2017 to 12/31/2017	16.21071	19.87703	102,439
01/01/2018 to 12/31/2018	19.87703	17.79928	108,751
01/01/2019 to 12/31/2019	17.79928	22.90247	107,745
01/01/2020 to 12/31/2020	22.90247	25.89091	98,947
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99918	10.37057	16,117
01/01/2013 to 12/31/2013	10.37057	12.20998	8,126
01/01/2014 to 12/31/2014	12.20998	12.71038	13,083
01/01/2015 to 12/31/2015	12.71038	12.42824	15,806
01/01/2016 to 12/31/2016	12.42824	12.83725	25,969
01/01/2017 to 12/31/2017	12.83725	14.80668	26,954
01/01/2018 to 12/31/2018	14.80668	13.44632	22,681
01/01/2019 to 12/31/2019	13.44632	16.34372	74,074
01/01/2020 to 12/31/2020	16.34372	17.77964	115,259
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.04775	9.88927	3,386
01/01/2012 to 12/31/2012	9.88927	11.46400	5,224
01/01/2013 to 12/31/2013	11.46400	15.51686	16,702
01/01/2014 to 12/31/2014	15.51686	16.70138	32,940
01/01/2015 to 12/31/2015	16.70138	17.73141	52,858
01/01/2016 to 12/31/2016	17.73141	17.89169	66,755
01/01/2017 to 12/31/2017	17.89169	23.15489	77,695
01/01/2018 to 12/31/2018	23.15489	23.41734	98,238
01/01/2019 to 12/31/2019	23.41734	31.94467	95,673
01/01/2020 to 12/31/2020	31.94467	41.26780	99,404
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.42903	11.93976	1,490
01/01/2012 to 12/31/2012	11.93976	14.14015	10,307
01/01/2013 to 12/31/2013	14.14015	18.50694	16,778
01/01/2014 to 12/31/2014	18.50694	20.43596	21,586
01/01/2015 to 12/31/2015	20.43596	19.08331	59,327
01/01/2016 to 12/31/2016	19.08331	19.20543	63,514
01/01/2017 to 12/31/2017	19.20543	24.16719	79,947
01/01/2018 to 12/31/2018	24.16719	22.88626	98,056
01/01/2019 to 12/31/2019	22.88626	29.49267	101,734
01/01/2020 to 12/31/2020	29.49267	39.37383	108,358
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	9.97960	9.63540	10,393
01/01/2012 to 12/31/2012	9.63540	11.17393	15,841
01/01/2013 to 12/31/2013	11.17393	15.71072	36,628
01/01/2014 to 12/31/2014	15.71072	17.77178	44,348
01/01/2015 to 12/31/2015	17.77178	16.60400	54,248
01/01/2016 to 12/31/2016	16.60400	19.43671	60,770
01/01/2017 to 12/31/2017	19.43671	21.89837	74,157
01/01/2018 to 12/31/2018	21.89837	18.11547	87,816
01/01/2019 to 12/31/2019	18.11547	21.70530	83,900
01/01/2020 to 12/31/2020	21.70530	21.10671	84,720

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.15697	11.15675	207,615
01/01/2012 to 12/31/2012	11.15675	12.19226	449,309
01/01/2013 to 12/31/2013	12.19226	13.18351	433,397
01/01/2014 to 12/31/2014	13.18351	13.80684	626,045
01/01/2015 to 12/31/2015	13.80684	13.68969	718,355
01/01/2016 to 12/31/2016	13.68969	14.30327	825,544
01/01/2017 to 12/31/2017	14.30327	15.59655	983,931
01/01/2018 to 12/31/2018	15.59655	15.00285	894,586
01/01/2019 to 12/31/2019	15.00285	17.04382	941,208
01/01/2020 to 12/31/2020	17.04382	18.40748	988,443
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	9.65573	8.96603	49,820
01/01/2012 to 12/31/2012	8.96603	10.02421	61,112
01/01/2013 to 12/31/2013	10.02421	11.61472	94,352
01/01/2014 to 12/31/2014	11.61472	12.55744	195,413
01/01/2015 to 12/31/2015	12.55744	12.35696	264,830
01/01/2016 to 12/31/2016	12.35696	13.46983	281,928
01/01/2017 to 12/31/2017	13.46983	15.48350	579,941
01/01/2018 to 12/31/2018	15.48350	14.16509	601,960
01/01/2019 to 12/31/2019	14.16509	16.71458	563,955
01/01/2020 to 12/31/2020	16.71458	17.51827	517,270
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	8.64622	8.85664	491
01/01/2012 to 12/31/2012	8.85664	10.41779	1,912
01/01/2013 to 12/31/2013	10.41779	13.65949	8,717
01/01/2014 to 12/31/2014	13.65949	15.85219	20,322
01/01/2015 to 12/31/2015	15.85219	16.17865	28,273
01/01/2016 to 12/31/2016	16.17865	18.39686	44,915
01/01/2017 to 12/31/2017	18.39686	22.26804	47,201
01/01/2018 to 12/31/2018	22.26804	20.23491	57,393
01/01/2019 to 12/31/2019	20.23491	24.93613	60,624
01/01/2020 to 12/31/2020	24.93613	23.40867	61,609
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99918	8.93992	0
01/01/2012 to 12/31/2012	8.93992	10.01604	21,087
01/01/2013 to 12/31/2013	10.01604	12.13798	25,309
01/01/2014 to 12/31/2014	12.13798	12.79898	15,325
01/01/2015 to 12/31/2015	12.79898	12.69136	93,053
01/01/2016 to 12/31/2016	12.69136	13.36031	201,968
01/01/2017 to 12/31/2017	13.36031	15.63441	221,992
01/01/2018 to 12/31/2018	15.63441	14.46842	278,782
01/01/2019 to 12/31/2019	14.46842	17.36278	179,321
01/01/2020 to 12/31/2020	17.36278	19.18082	159,190
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	10.41905	8.96343	2,264
01/01/2012 to 12/31/2012	8.96343	10.65604	9,161
01/01/2013 to 12/31/2013	10.65604	14.85632	15,705
01/01/2014 to 12/31/2014	14.85632	15.43593	19,852
01/01/2015 to 12/31/2015	15.43593	15.48715	29,778
01/01/2016 to 12/31/2016	15.48715	16.51462	32,216
01/01/2017 to 12/31/2017	16.51462	20.87920	46,248
01/01/2018 to 12/31/2018	20.87920	18.42985	62,800
01/01/2019 to 12/31/2019	18.42985	24.90454	65,318
01/01/2020 to 12/31/2020	24.90454	33.33401	70,880

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.06406	11.82778	819
01/01/2012 to 12/31/2012	11.82778	13.13644	5,376
01/01/2013 to 12/31/2013	13.13644	17.58113	12,287
01/01/2014 to 12/31/2014	17.58113	18.07191	13,769
01/01/2015 to 12/31/2015	18.07191	18.03357	12,680
01/01/2016 to 12/31/2016	18.03357	20.01168	20,627
01/01/2017 to 12/31/2017	20.01168	24.55270	24,216
01/01/2018 to 12/31/2018	24.55270	22.26553	15,944
01/01/2019 to 12/31/2019	22.26553	28.68509	21,046
01/01/2020 to 12/31/2020	28.68509	42.14436	20,176
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.30053	9.58913	680
01/01/2012 to 12/31/2012	9.58913	11.21832	7,416
01/01/2013 to 12/31/2013	11.21832	15.26149	17,249
01/01/2014 to 12/31/2014	15.26149	15.90635	18,760
01/01/2015 to 12/31/2015	15.90635	15.07015	20,694
01/01/2016 to 12/31/2016	15.07015	19.27868	20,881
01/01/2017 to 12/31/2017	19.27868	20.49063	31,112
01/01/2018 to 12/31/2018	20.49063	16.82275	44,188
01/01/2019 to 12/31/2019	16.82275	20.31714	38,704
01/01/2020 to 12/31/2020	20.31714	20.28945	34,689
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.52807	10.63067	60,944
01/01/2012 to 12/31/2012	10.63067	11.94592	170,982
01/01/2013 to 12/31/2013	11.94592	13.81861	463,674
01/01/2014 to 12/31/2014	13.81861	14.48626	626,426
01/01/2015 to 12/31/2015	14.48626	14.34890	810,547
01/01/2016 to 12/31/2016	14.34890	15.27883	843,845
01/01/2017 to 12/31/2017	15.27883	17.45860	944,414
01/01/2018 to 12/31/2018	17.45860	16.36414	1,089,691
01/01/2019 to 12/31/2019	16.36414	19.57926	1,092,615
01/01/2020 to 12/31/2020	19.57926	21.81517	1,151,333
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.20897	10.91000	4,699
01/01/2012 to 12/31/2012	10.91000	12.70117	19,767
01/01/2013 to 12/31/2013	12.70117	18.11188	40,364
01/01/2014 to 12/31/2014	18.11188	19.42910	54,961
01/01/2015 to 12/31/2015	19.42910	21.08029	51,404
01/01/2016 to 12/31/2016	21.08029	21.43515	65,202
01/01/2017 to 12/31/2017	21.43515	29.26401	69,075
01/01/2018 to 12/31/2018	29.26401	30.09300	84,325
01/01/2019 to 12/31/2019	30.09300	38.20629	75,559
01/01/2020 to 12/31/2020	38.20629	52.88590	78,082
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	8.25078	8.12903	4,250
01/01/2012 to 12/31/2012	8.12903	9.12709	14,114
01/01/2013 to 12/31/2013	9.12709	12.16608	25,451
01/01/2014 to 12/31/2014	12.16608	12.23327	30,161
01/01/2015 to 12/31/2015	12.23327	11.37778	29,175
01/01/2016 to 12/31/2016	11.37778	11.95569	29,680
01/01/2017 to 12/31/2017	11.95569	13.79697	56,686
01/01/2018 to 12/31/2018	13.79697	12.33326	110,849
01/01/2019 to 12/31/2019	12.33326	15.38238	310,299
01/01/2020 to 12/31/2020	15.38238	15.54840	393,130

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	12.17409	10.25550	19,083
01/01/2012 to 12/31/2012	10.25550	10.52125	16,869
01/01/2013 to 12/31/2013	10.52125	12.01930	30,337
01/01/2014 to 12/31/2014	12.01930	10.90540	40,792
01/01/2015 to 12/31/2015	10.90540	8.71869	53,185
01/01/2016 to 12/31/2016	8.71869	10.75741	93,994
01/01/2017 to 12/31/2017	10.75741	11.74892	94,161
01/01/2018 to 12/31/2018	11.74892	9.69486	85,217
01/01/2019 to 12/31/2019	9.69486	11.21779	79,899
01/01/2020 to 12/31/2020	11.21779	10.86002	82,443
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.42410	9.96483	972
01/01/2012 to 12/31/2012	9.96483	11.68256	7,983
01/01/2013 to 12/31/2013	11.68256	15.31633	5,233
01/01/2014 to 12/31/2014	15.31633	17.43481	8,434
01/01/2015 to 12/31/2015	17.43481	16.12146	25,811
01/01/2016 to 12/31/2016	16.12146	18.19606	25,555
01/01/2017 to 12/31/2017	18.19606	21.35480	27,034
01/01/2018 to 12/31/2018	21.35480	17.64836	28,454
01/01/2019 to 12/31/2019	17.64836	20.81892	25,271
01/01/2020 to 12/31/2020	20.81892	19.41485	28,637
AST Wellington Management Hedged Equity Portfolio
01/01/2011 to 12/31/2011	9.10752	8.70580	20,325
01/01/2012 to 12/31/2012	8.70580	9.56832	21,025
01/01/2013 to 12/31/2013	9.56832	11.41596	32,813
01/01/2014 to 12/31/2014	11.41596	11.92516	51,705
01/01/2015 to 12/31/2015	11.92516	11.73237	76,182
01/01/2016 to 12/31/2016	11.73237	12.37437	94,590
01/01/2017 to 12/31/2017	12.37437	13.91758	107,900
01/01/2018 to 12/31/2018	13.91758	13.09050	100,403
01/01/2019 to 12/31/2019	13.09050	15.62487	109,062
01/01/2020 to 12/31/2020	15.62487	16.50039	99,379
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	11.05727	11.60740	6,542
01/01/2012 to 12/31/2012	11.60740	12.39484	37,608
01/01/2013 to 12/31/2013	12.39484	12.08896	36,684
01/01/2014 to 12/31/2014	12.08896	12.83064	48,572
01/01/2015 to 12/31/2015	12.83064	12.86080	60,874
01/01/2016 to 12/31/2016	12.86080	13.38950	106,795
01/01/2017 to 12/31/2017	13.38950	14.09350	107,980
01/01/2018 to 12/31/2018	14.09350	13.63727	340,141
01/01/2019 to 12/31/2019	13.63727	15.16307	292,253
01/01/2020 to 12/31/2020	15.16307	16.23027	332,030
*Denotes the start date of these sub-accounts

PREMIER X SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With only HD GRO (1.90%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.56057	10.08836	1,384,234
01/01/2012 to 12/31/2012	10.08836	11.14410	1,249,343
01/01/2013 to 12/31/2013	11.14410	12.02719	1,037,203
01/01/2014 to 12/31/2014	12.02719	12.25357	1,036,626
01/01/2015 to 12/31/2015	12.25357	11.63795	951,267
01/01/2016 to 12/31/2016	11.63795	12.14510	874,829
01/01/2017 to 12/31/2017	12.14510	13.41929	811,210
01/01/2018 to 12/31/2018	13.41929	12.09634	697,465
01/01/2019 to 12/31/2019	12.09634	13.77664	660,713
01/01/2020 to 12/31/2020	13.77664	14.09005	621,418
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.88553	10.69481	440,297
01/01/2012 to 12/31/2012	10.69481	11.92762	455,812
01/01/2013 to 12/31/2013	11.92762	13.64323	355,779
01/01/2014 to 12/31/2014	13.64323	14.20668	390,450
01/01/2015 to 12/31/2015	14.20668	14.05364	341,697
01/01/2016 to 12/31/2016	14.05364	14.77218	301,720
01/01/2017 to 12/31/2017	14.77218	16.95135	299,749
01/01/2018 to 12/31/2018	16.95135	15.65435	260,021
01/01/2019 to 12/31/2019	15.65435	18.72062	210,891
01/01/2020 to 12/31/2020	18.72062	20.33366	184,136
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	9.75608	9.40046	54,420
01/01/2012 to 12/31/2012	9.40046	10.17351	57,843
01/01/2013 to 12/31/2013	10.17351	11.22577	25,721
01/01/2014 to 12/31/2014	11.22577	11.58269	43,913
01/01/2015 to 12/31/2015	11.58269	11.34785	33,848
01/01/2016 to 12/31/2016	11.34785	11.67290	22,886
01/01/2017 to 12/31/2017	11.67290	13.31543	32,168
01/01/2018 to 12/31/2018	13.31543	12.03324	17,716
01/01/2019 to 12/31/2019	12.03324	13.94013	31,152
01/01/2020 to 12/31/2020	13.94013	15.60887	25,980
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.86424	10.53238	651,831
01/01/2012 to 12/31/2012	10.53238	11.62514	606,123
01/01/2013 to 12/31/2013	11.62514	13.42168	540,329
01/01/2014 to 12/31/2014	13.42168	14.03040	479,010
01/01/2015 to 12/31/2015	14.03040	13.83427	434,897
01/01/2016 to 12/31/2016	13.83427	14.43195	374,599
01/01/2017 to 12/31/2017	14.43195	16.27468	352,383
01/01/2018 to 12/31/2018	16.27468	15.18157	301,396
01/01/2019 to 12/31/2019	15.18157	17.79136	309,121
01/01/2020 to 12/31/2020	17.79136	19.51430	283,469

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99793	9.15301	76,140
01/01/2012 to 12/31/2012	9.15301	10.05053	77,501
01/01/2013 to 12/31/2013	10.05053	10.93367	74,622
01/01/2014 to 12/31/2014	10.93367	11.25504	62,910
01/01/2015 to 12/31/2015	11.25504	10.71373	66,588
01/01/2016 to 12/31/2016	10.71373	11.24629	57,974
01/01/2017 to 12/31/2017	11.24629	12.42906	52,153
01/01/2018 to 12/31/2018	12.42906	11.55230	20,156
01/01/2019 to 12/31/2019	11.55230	13.33454	15,115
01/01/2020 to 12/31/2020	13.33454	13.70583	12,084
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	11.72999	11.77036	19,340
01/01/2012 to 12/31/2012	11.77036	12.09290	19,762
01/01/2013 to 12/31/2013	12.09290	11.60948	422
01/01/2014 to 12/31/2014	11.60948	11.38187	693
01/01/2015 to 12/31/2015	11.38187	11.22372	429
01/01/2016 to 12/31/2016	11.22372	11.19506	262
01/01/2017 to 12/31/2017	11.19506	11.17391	614
01/01/2018 to 12/31/2018	11.17391	11.04621	381
01/01/2019 to 12/31/2019	11.04621	11.34131	7,603
01/01/2020 to 12/31/2020	11.34131	11.41510	14,464
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	12.67844	12.83777	21,424
01/01/2012 to 12/31/2012	12.83777	13.77245	21,874
01/01/2013 to 12/31/2013	13.77245	13.26724	3,916
01/01/2014 to 12/31/2014	13.26724	13.57074	9,526
01/01/2015 to 12/31/2015	13.57074	13.03698	7,627
01/01/2016 to 12/31/2016	13.03698	13.33538	3,611
01/01/2017 to 12/31/2017	13.33538	13.65822	6,765
01/01/2018 to 12/31/2018	13.65822	13.31366	2,703
01/01/2019 to 12/31/2019	13.31366	14.27081	8,958
01/01/2020 to 12/31/2020	14.27081	15.03616	4,352
AST Bond Portfolio 2021
01/01/2011 to 12/31/2011	11.00110	12.98795	542,945
01/01/2012 to 12/31/2012	12.98795	13.61130	65,573
01/01/2013 to 12/31/2013	13.61130	12.42241	0
01/01/2014 to 12/31/2014	12.42241	13.12714	0
01/01/2015 to 12/31/2015	13.12714	13.11205	0
01/01/2016 to 12/31/2016	13.11205	13.12974	0
01/01/2017 to 12/31/2017	13.12974	13.08914	0
01/01/2018 to 12/31/2018	13.08914	12.85232	0
01/01/2019 to 12/31/2019	12.85232	13.25187	0
01/01/2020 to 12/31/2020	13.25187	13.41474	2,629
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	9.99845	12.01256	796,652
01/01/2012 to 12/31/2012	12.01256	12.47759	808,569
01/01/2013 to 12/31/2013	12.47759	11.05160	53,913
01/01/2014 to 12/31/2014	11.05160	11.97007	50,596
01/01/2015 to 12/31/2015	11.97007	11.99313	40,900
01/01/2016 to 12/31/2016	11.99313	11.98501	41,060
01/01/2017 to 12/31/2017	11.98501	11.94661	40,085
01/01/2018 to 12/31/2018	11.94661	11.70535	80,261
01/01/2019 to 12/31/2019	11.70535	12.16380	44,851
01/01/2020 to 12/31/2020	12.16380	12.53469	42,428

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	9.99794	10.39215	645,445
01/01/2013 to 12/31/2013	10.39215	9.15827	1,789,579
01/01/2014 to 12/31/2014	9.15827	10.12164	731,314
01/01/2015 to 12/31/2015	10.12164	10.20188	150,166
01/01/2016 to 12/31/2016	10.20188	10.20324	149,501
01/01/2017 to 12/31/2017	10.20324	10.18326	137,103
01/01/2018 to 12/31/2018	10.18326	9.96599	215,444
01/01/2019 to 12/31/2019	9.96599	10.41672	150,072
01/01/2020 to 12/31/2020	10.41672	10.91482	78,519
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	9.99897	8.74369	1,232,761
01/01/2014 to 12/31/2014	8.74369	9.83272	732,327
01/01/2015 to 12/31/2015	9.83272	9.92342	170,526
01/01/2016 to 12/31/2016	9.92342	9.92442	110,406
01/01/2017 to 12/31/2017	9.92442	9.90371	99,674
01/01/2018 to 12/31/2018	9.90371	9.65558	96,958
01/01/2019 to 12/31/2019	9.65558	10.22939	0
01/01/2020 to 12/31/2020	10.22939	10.90753	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	9.99897	11.29546	491,888
01/01/2015 to 12/31/2015	11.29546	11.30633	1,676,610
01/01/2016 to 12/31/2016	11.30633	11.37029	0
01/01/2017 to 12/31/2017	11.37029	11.36299	0
01/01/2018 to 12/31/2018	11.36299	11.06799	0
01/01/2019 to 12/31/2019	11.06799	11.80845	0
01/01/2020 to 12/31/2020	11.80845	12.90330	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	9.99897	9.93127	272,221
01/01/2016 to 12/31/2016	9.93127	9.94890	875,150
01/01/2017 to 12/31/2017	9.94890	10.00015	592,756
01/01/2018 to 12/31/2018	10.00015	9.71067	681,251
01/01/2019 to 12/31/2019	9.71067	10.48532	272,169
01/01/2020 to 12/31/2020	10.48532	11.38850	21,570
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	9.99794	9.87288	1,679,588
01/01/2017 to 12/31/2017	9.87288	9.94940	1,156,808
01/01/2018 to 12/31/2018	9.94940	9.63994	1,016,260
01/01/2019 to 12/31/2019	9.63994	10.47114	426,770
01/01/2020 to 12/31/2020	10.47114	11.49560	30,943
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	9.99794	10.03006	1,551
01/01/2018 to 12/31/2018	10.03006	9.63958	137,784
01/01/2019 to 12/31/2019	9.63958	10.55616	43,690
01/01/2020 to 12/31/2020	10.55616	11.88028	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	9.99794	9.65559	0
01/01/2019 to 12/31/2019	9.65559	10.64082	172,416
01/01/2020 to 12/31/2020	10.64082	12.14358	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	9.99897	11.22675	106,417
01/01/2020 to 12/31/2020	11.22675	12.61629	424,515
AST Bond Portfolio 2031
01/02/2020* to 12/31/2020	9.99897	11.10906	494,192

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.50081	10.05525	1,946,932
01/01/2012 to 12/31/2012	10.05525	11.22171	1,857,703
01/01/2013 to 12/31/2013	11.22171	13.51022	1,643,119
01/01/2014 to 12/31/2014	13.51022	14.18572	1,688,117
01/01/2015 to 12/31/2015	14.18572	13.99547	1,460,016
01/01/2016 to 12/31/2016	13.99547	14.67400	1,299,460
01/01/2017 to 12/31/2017	14.67400	16.97750	1,191,137
01/01/2018 to 12/31/2018	16.97750	15.62338	1,050,533
01/01/2019 to 12/31/2019	15.62338	18.74300	998,545
01/01/2020 to 12/31/2020	18.74300	20.86186	888,979
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99845	11.64134	0
01/01/2014 to 12/31/2014	11.64134	12.97911	0
01/01/2015 to 12/31/2015	12.97911	12.28214	0
01/01/2016 to 12/31/2016	12.28214	13.84884	0
01/01/2017 to 12/31/2017	13.84884	16.09251	0
01/01/2018 to 12/31/2018	16.09251	15.03830	17
01/01/2019 to 12/31/2019	15.03830	19.33739	16
01/01/2020 to 12/31/2020	19.33739	19.87383	0
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	9.55158	8.90131	1,108
01/01/2012 to 12/31/2012	8.90131	11.07650	1,022
01/01/2013 to 12/31/2013	11.07650	11.34251	273
01/01/2014 to 12/31/2014	11.34251	12.68089	594
01/01/2015 to 12/31/2015	12.68089	12.43322	298
01/01/2016 to 12/31/2016	12.43322	12.31114	192
01/01/2017 to 12/31/2017	12.31114	13.39748	368
01/01/2018 to 12/31/2018	13.39748	12.52708	198
01/01/2019 to 12/31/2019	12.52708	15.38238	474
01/01/2020 to 12/31/2020	15.38238	14.65085	326
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	13.17714	13.78398	3,870
01/01/2012 to 12/31/2012	13.78398	15.60270	5,097
01/01/2013 to 12/31/2013	15.60270	15.79154	984
01/01/2014 to 12/31/2014	15.79154	20.28799	1,745
01/01/2015 to 12/31/2015	20.28799	20.87413	894
01/01/2016 to 12/31/2016	20.87413	21.47226	343
01/01/2017 to 12/31/2017	21.47226	22.38901	657
01/01/2018 to 12/31/2018	22.38901	20.92457	355
01/01/2019 to 12/31/2019	20.92457	26.94462	1,238
01/01/2020 to 12/31/2020	26.94462	25.69202	1,028
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	10.91854	8.54304	3,318
01/01/2012 to 12/31/2012	8.54304	9.88663	4,708
01/01/2013 to 12/31/2013	9.88663	9.72394	710
01/01/2014 to 12/31/2014	9.72394	9.09576	1,663
01/01/2015 to 12/31/2015	9.09576	7.43308	812
01/01/2016 to 12/31/2016	7.43308	8.19659	422
01/01/2017 to 12/31/2017	8.19659	10.16599	2,691
01/01/2018 to 12/31/2018	10.16599	8.57414	1,213
01/01/2019 to 12/31/2019	8.57414	9.53746	3,215
01/01/2020 to 12/31/2020	9.53746	9.73959	2,329

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	9.86717	9.53771	337,060
01/01/2012 to 12/31/2012	9.53771	10.35497	285,270
01/01/2013 to 12/31/2013	10.35497	11.66190	234,210
01/01/2014 to 12/31/2014	11.66190	11.80502	220,377
01/01/2015 to 12/31/2015	11.80502	11.69967	189,704
01/01/2016 to 12/31/2016	11.69967	11.97033	168,991
01/01/2017 to 12/31/2017	11.97033	13.68273	169,145
01/01/2018 to 12/31/2018	13.68273	12.38625	147,771
01/01/2019 to 12/31/2019	12.38625	14.58635	152,006
01/01/2020 to 12/31/2020	14.58635	15.56812	133,087
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99949	10.06465	88
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.08437	9.84640	80,266
01/01/2012 to 12/31/2012	9.84640	10.64133	95,403
01/01/2013 to 12/31/2013	10.64133	11.46849	23,556
01/01/2014 to 12/31/2014	11.46849	11.70945	31,759
01/01/2015 to 12/31/2015	11.70945	11.38653	25,995
01/01/2016 to 12/31/2016	11.38653	11.76203	18,344
01/01/2017 to 12/31/2017	11.76203	12.96113	21,658
01/01/2018 to 12/31/2018	12.96113	11.82057	19,152
01/01/2019 to 12/31/2019	11.82057	13.45873	28,045
01/01/2020 to 12/31/2020	13.45873	14.39202	27,656
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.81873	11.74963	5,080
01/01/2012 to 12/31/2012	11.74963	13.33932	5,571
01/01/2013 to 12/31/2013	13.33932	18.17136	2,491
01/01/2014 to 12/31/2014	18.17136	19.11607	3,937
01/01/2015 to 12/31/2015	19.11607	17.72888	2,086
01/01/2016 to 12/31/2016	17.72888	21.62906	1,210
01/01/2017 to 12/31/2017	21.62906	23.81391	2,847
01/01/2018 to 12/31/2018	23.81391	20.08078	1,529
01/01/2019 to 12/31/2019	20.08078	24.16718	4,297
01/01/2020 to 12/31/2020	24.16718	24.29443	1,891
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	10.19444	10.00685	16,458
01/01/2012 to 12/31/2012	10.00685	9.82027	13,241
01/01/2013 to 12/31/2013	9.82027	9.63721	991
01/01/2014 to 12/31/2014	9.63721	9.45754	2,055
01/01/2015 to 12/31/2015	9.45754	9.28120	937
01/01/2016 to 12/31/2016	9.28120	9.10865	1,378
01/01/2017 to 12/31/2017	9.10865	8.96960	644
01/01/2018 to 12/31/2018	8.96960	8.91584	105
01/01/2019 to 12/31/2019	8.91584	8.89745	7,010
01/01/2020 to 12/31/2020	8.89745	8.75113	21,754

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2011 to 12/31/2011	11.60106	11.74628	21,046
01/01/2012 to 12/31/2012	11.74628	13.12633	24,311
01/01/2013 to 12/31/2013	13.12633	13.80651	11,540
01/01/2014 to 12/31/2014	13.80651	13.89564	19,104
01/01/2015 to 12/31/2015	13.89564	13.15056	9,268
01/01/2016 to 12/31/2016	13.15056	14.89286	5,693
01/01/2017 to 12/31/2017	14.89286	15.70790	13,068
01/01/2018 to 12/31/2018	15.70790	15.10730	694
01/01/2019 to 12/31/2019	15.10730	17.09383	1,876
01/01/2020 to 12/31/2020	17.09383	17.21716	617
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	8.71427	8.19415	8,564
01/01/2012 to 12/31/2012	8.19415	9.39903	8,999
01/01/2013 to 12/31/2013	9.39903	12.90063	4,242
01/01/2014 to 12/31/2014	12.90063	14.40039	6,575
01/01/2015 to 12/31/2015	14.40039	13.02449	2,817
01/01/2016 to 12/31/2016	13.02449	15.32414	2,839
01/01/2017 to 12/31/2017	15.32414	17.92553	4,436
01/01/2018 to 12/31/2018	17.92553	15.10006	2,085
01/01/2019 to 12/31/2019	15.10006	19.19342	4,880
01/01/2020 to 12/31/2020	19.19342	18.88653	2,348
AST International Growth Portfolio
01/01/2011 to 12/31/2011	9.01442	7.70310	8,637
01/01/2012 to 12/31/2012	7.70310	9.09880	8,392
01/01/2013 to 12/31/2013	9.09880	10.63067	2,961
01/01/2014 to 12/31/2014	10.63067	9.85596	5,345
01/01/2015 to 12/31/2015	9.85596	9.97669	2,936
01/01/2016 to 12/31/2016	9.97669	9.42122	1,504
01/01/2017 to 12/31/2017	9.42122	12.52154	2,672
01/01/2018 to 12/31/2018	12.52154	10.64881	1,474
01/01/2019 to 12/31/2019	10.64881	13.80595	3,991
01/01/2020 to 12/31/2020	13.80595	17.79215	4,159
AST International Value Portfolio
01/01/2011 to 12/31/2011	9.62539	8.26071	16,303
01/01/2012 to 12/31/2012	8.26071	9.45839	15,360
01/01/2013 to 12/31/2013	9.45839	11.08897	5,818
01/01/2014 to 12/31/2014	11.08897	10.15269	11,324
01/01/2015 to 12/31/2015	10.15269	10.04476	6,691
01/01/2016 to 12/31/2016	10.04476	9.91511	2,792
01/01/2017 to 12/31/2017	9.91511	11.95053	6,134
01/01/2018 to 12/31/2018	11.95053	9.83419	3,175
01/01/2019 to 12/31/2019	9.83419	11.58311	8,570
01/01/2020 to 12/31/2020	11.58311	11.29827	4,198
AST Investment Grade Bond Portfolio
01/01/2011 to 12/31/2011	12.72222	14.03915	16,098
01/01/2012 to 12/31/2012	14.03915	15.07214	13,637
01/01/2013 to 12/31/2013	15.07214	14.32043	13,734
01/01/2014 to 12/31/2014	14.32043	14.99915	14,274
01/01/2015 to 12/31/2015	14.99915	14.89212	17,818
01/01/2016 to 12/31/2016	14.89212	15.22952	16,681
01/01/2017 to 12/31/2017	15.22952	15.59076	14,678
01/01/2018 to 12/31/2018	15.59076	15.25764	12,559
01/01/2019 to 12/31/2019	15.25764	16.65472	10,620
01/01/2020 to 12/31/2020	16.65472	19.03563	3,036

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	9.89847	9.65878	61,451
01/01/2012 to 12/31/2012	9.65878	10.76599	59,132
01/01/2013 to 12/31/2013	10.76599	12.28543	20,383
01/01/2014 to 12/31/2014	12.28543	12.82372	53,243
01/01/2015 to 12/31/2015	12.82372	12.45281	35,578
01/01/2016 to 12/31/2016	12.45281	12.85872	21,033
01/01/2017 to 12/31/2017	12.85872	14.75940	29,887
01/01/2018 to 12/31/2018	14.75940	13.41510	14,039
01/01/2019 to 12/31/2019	13.41510	15.72294	15,862
01/01/2020 to 12/31/2020	15.72294	17.46033	14,177
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	11.10084	9.89724	7,745
01/01/2012 to 12/31/2012	9.89724	11.84030	9,100
01/01/2013 to 12/31/2013	11.84030	13.40435	2,317
01/01/2014 to 12/31/2014	13.40435	12.31706	5,084
01/01/2015 to 12/31/2015	12.31706	11.74957	3,230
01/01/2016 to 12/31/2016	11.74957	11.75379	1,660
01/01/2017 to 12/31/2017	11.75379	14.95336	3,493
01/01/2018 to 12/31/2018	14.95336	12.10962	2,007
01/01/2019 to 12/31/2019	12.10962	15.11903	4,539
01/01/2020 to 12/31/2020	15.11903	16.77775	1,790
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	11.79468	11.60212	252,094
01/01/2012 to 12/31/2012	11.60212	12.60601	248,049
01/01/2013 to 12/31/2013	12.60601	13.73586	186,683
01/01/2014 to 12/31/2014	13.73586	14.21417	215,741
01/01/2015 to 12/31/2015	14.21417	13.92364	206,424
01/01/2016 to 12/31/2016	13.92364	14.18908	182,015
01/01/2017 to 12/31/2017	14.18908	15.61599	199,017
01/01/2018 to 12/31/2018	15.61599	14.53777	177,020
01/01/2019 to 12/31/2019	14.53777	16.35100	186,137
01/01/2020 to 12/31/2020	16.35100	17.86777	164,892
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.23842	11.10228	0
01/01/2012 to 12/31/2012	11.10228	12.54958	0
01/01/2013 to 12/31/2013	12.54958	16.81014	0
01/01/2014 to 12/31/2014	16.81014	18.06453	0
01/01/2015 to 12/31/2015	18.06453	19.61300	0
01/01/2016 to 12/31/2016	19.61300	18.96618	0
01/01/2017 to 12/31/2017	18.96618	25.28266	0
01/01/2018 to 12/31/2018	25.28266	24.40884	0
01/01/2019 to 12/31/2019	24.40884	31.76328	0
01/01/2020 to 12/31/2020	31.76328	48.01595	0
AST Large-Cap Core Portfolio
04/29/2013* to 12/31/2013	9.99845	11.65946	0
01/01/2014 to 12/31/2014	11.65946	13.18604	0
01/01/2015 to 12/31/2015	13.18604	13.13983	0
01/01/2016 to 12/31/2016	13.13983	14.29527	0
01/01/2017 to 12/31/2017	14.29527	17.03345	0
01/01/2018 to 12/31/2018	17.03345	15.51875	0
01/01/2019 to 12/31/2019	15.51875	19.06549	0
01/01/2020 to 12/31/2020	19.06549	20.79555	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.68915	10.39424	22,708
01/01/2012 to 12/31/2012	10.39424	11.45130	28,171
01/01/2013 to 12/31/2013	11.45130	15.35214	12,432
01/01/2014 to 12/31/2014	15.35214	16.66134	23,526
01/01/2015 to 12/31/2015	16.66134	17.99738	11,711
01/01/2016 to 12/31/2016	17.99738	18.64743	5,876
01/01/2017 to 12/31/2017	18.64743	24.33805	14,353
01/01/2018 to 12/31/2018	24.33805	23.23975	1,053
01/01/2019 to 12/31/2019	23.23975	30.02027	1,857
01/01/2020 to 12/31/2020	30.02027	38.76790	671
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	12.58852	11.96714	4,538
01/01/2012 to 12/31/2012	11.96714	14.45384	3,848
01/01/2013 to 12/31/2013	14.45384	18.10409	1,453
01/01/2014 to 12/31/2014	18.10409	18.41149	2,315
01/01/2015 to 12/31/2015	18.41149	17.80334	1,107
01/01/2016 to 12/31/2016	17.80334	18.71472	608
01/01/2017 to 12/31/2017	18.71472	22.74531	1,419
01/01/2018 to 12/31/2018	22.74531	20.18675	765
01/01/2019 to 12/31/2019	20.18675	25.74504	1,297
01/01/2020 to 12/31/2020	25.74504	28.84739	357
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99846	10.30845	33,604
01/01/2013 to 12/31/2013	10.30845	12.02970	16,474
01/01/2014 to 12/31/2014	12.02970	12.41205	27,101
01/01/2015 to 12/31/2015	12.41205	12.02933	13,974
01/01/2016 to 12/31/2016	12.02933	12.31563	7,414
01/01/2017 to 12/31/2017	12.31563	14.07992	17,747
01/01/2018 to 12/31/2018	14.07992	12.67260	2,062
01/01/2019 to 12/31/2019	12.67260	15.26713	6,609
01/01/2020 to 12/31/2020	15.26713	16.46174	80
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	11.01704	10.74757	5,292
01/01/2012 to 12/31/2012	10.74757	12.34872	6,391
01/01/2013 to 12/31/2013	12.34872	16.56683	2,626
01/01/2014 to 12/31/2014	16.56683	17.67384	4,935
01/01/2015 to 12/31/2015	17.67384	18.59801	2,795
01/01/2016 to 12/31/2016	18.59801	18.60078	1,121
01/01/2017 to 12/31/2017	18.60078	23.86058	2,669
01/01/2018 to 12/31/2018	23.86058	23.91659	1,243
01/01/2019 to 12/31/2019	23.91659	32.33773	2,435
01/01/2020 to 12/31/2020	32.33773	41.40673	918
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99846	10.18849	0
01/01/2013 to 12/31/2013	10.18849	13.44856	0
01/01/2014 to 12/31/2014	13.44856	14.54628	0
01/01/2015 to 12/31/2015	14.54628	14.17185	0
01/01/2016 to 12/31/2016	14.17185	15.77817	0
01/01/2017 to 12/31/2017	15.77817	18.16979	0
01/01/2018 to 12/31/2018	18.16979	16.01928	0
01/01/2019 to 12/31/2019	16.01928	20.33403	0
01/01/2020 to 12/31/2020	20.33403	20.73197	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	13.58365	12.93390	7,709
01/01/2012 to 12/31/2012	12.93390	15.18202	10,353
01/01/2013 to 12/31/2013	15.18202	19.69518	4,195
01/01/2014 to 12/31/2014	19.69518	21.55589	7,853
01/01/2015 to 12/31/2015	21.55589	19.95117	13,351
01/01/2016 to 12/31/2016	19.95117	19.90208	6,918
01/01/2017 to 12/31/2017	19.90208	24.82335	16,328
01/01/2018 to 12/31/2018	24.82335	23.29855	2,276
01/01/2019 to 12/31/2019	23.29855	29.75888	5,013
01/01/2020 to 12/31/2020	29.75888	39.37843	737
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.32466	10.83771	11,103
01/01/2012 to 12/31/2012	10.83771	12.45694	12,217
01/01/2013 to 12/31/2013	12.45694	17.36010	5,910
01/01/2014 to 12/31/2014	17.36010	19.46415	9,441
01/01/2015 to 12/31/2015	19.46415	18.02443	4,127
01/01/2016 to 12/31/2016	18.02443	20.91363	3,126
01/01/2017 to 12/31/2017	20.91363	23.35481	6,786
01/01/2018 to 12/31/2018	23.35481	19.14848	1,046
01/01/2019 to 12/31/2019	19.14848	22.74048	3,040
01/01/2020 to 12/31/2020	22.74048	21.91808	365
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.45661	11.35524	569,993
01/01/2012 to 12/31/2012	11.35524	12.29917	539,869
01/01/2013 to 12/31/2013	12.29917	13.18173	476,198
01/01/2014 to 12/31/2014	13.18173	13.68306	453,085
01/01/2015 to 12/31/2015	13.68306	13.44709	435,268
01/01/2016 to 12/31/2016	13.44709	13.92613	397,193
01/01/2017 to 12/31/2017	13.92613	15.05168	349,226
01/01/2018 to 12/31/2018	15.05168	14.34996	273,192
01/01/2019 to 12/31/2019	14.34996	16.15806	284,910
01/01/2020 to 12/31/2020	16.15806	17.29675	237,538
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01837	10.06686	0
01/01/2012 to 12/31/2012	10.06686	10.58122	0
01/01/2013 to 12/31/2013	10.58122	10.14377	0
01/01/2014 to 12/31/2014	10.14377	10.55797	0
01/01/2015 to 12/31/2015	10.55797	10.33332	0
01/01/2016 to 12/31/2016	10.33332	10.56789	0
01/01/2017 to 12/31/2017	10.56789	10.95948	0
01/01/2018 to 12/31/2018	10.95948	10.66654	0
01/01/2019 to 12/31/2019	10.66654	11.48867	0
01/01/2020 to 12/31/2020	11.48867	11.95652	0
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	9.61112	8.84603	472,345
01/01/2012 to 12/31/2012	8.84603	9.80252	433,588
01/01/2013 to 12/31/2013	9.80252	11.25762	368,837
01/01/2014 to 12/31/2014	11.25762	12.06381	401,923
01/01/2015 to 12/31/2015	12.06381	11.76630	352,513
01/01/2016 to 12/31/2016	11.76630	12.71301	295,548
01/01/2017 to 12/31/2017	12.71301	14.48482	324,770
01/01/2018 to 12/31/2018	14.48482	13.13365	268,294
01/01/2019 to 12/31/2019	13.13365	15.36067	263,007
01/01/2020 to 12/31/2020	15.36067	15.95725	226,300

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	9.32751	9.47038	4,080
01/01/2012 to 12/31/2012	9.47038	11.04111	4,718
01/01/2013 to 12/31/2013	11.04111	14.34896	2,347
01/01/2014 to 12/31/2014	14.34896	16.50528	2,632
01/01/2015 to 12/31/2015	16.50528	16.69627	1,510
01/01/2016 to 12/31/2016	16.69627	18.81825	827
01/01/2017 to 12/31/2017	18.81825	22.57768	2,013
01/01/2018 to 12/31/2018	22.57768	20.33391	1,188
01/01/2019 to 12/31/2019	20.33391	24.83690	2,504
01/01/2020 to 12/31/2020	24.83690	23.10945	1,721
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99845	8.88686	0
01/01/2012 to 12/31/2012	8.88686	9.86852	0
01/01/2013 to 12/31/2013	9.86852	11.85371	0
01/01/2014 to 12/31/2014	11.85371	12.38895	0
01/01/2015 to 12/31/2015	12.38895	12.17621	0
01/01/2016 to 12/31/2016	12.17621	12.70508	0
01/01/2017 to 12/31/2017	12.70508	14.73693	0
01/01/2018 to 12/31/2018	14.73693	13.51664	387
01/01/2019 to 12/31/2019	13.51664	16.07729	348
01/01/2020 to 12/31/2020	16.07729	17.60384	312
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	12.28759	10.47763	13,701
01/01/2012 to 12/31/2012	10.47763	12.34599	16,108
01/01/2013 to 12/31/2013	12.34599	17.06049	8,268
01/01/2014 to 12/31/2014	17.06049	17.56956	13,198
01/01/2015 to 12/31/2015	17.56956	17.47213	5,898
01/01/2016 to 12/31/2016	17.47213	18.46719	3,439
01/01/2017 to 12/31/2017	18.46719	23.14222	7,346
01/01/2018 to 12/31/2018	23.14222	20.24575	1,701
01/01/2019 to 12/31/2019	20.24575	27.11669	5,365
01/01/2020 to 12/31/2020	27.11669	35.97474	1,423
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.67952	11.34980	5,908
01/01/2012 to 12/31/2012	11.34980	12.49402	5,867
01/01/2013 to 12/31/2013	12.49402	16.57375	2,578
01/01/2014 to 12/31/2014	16.57375	16.88587	4,657
01/01/2015 to 12/31/2015	16.88587	16.70121	2,450
01/01/2016 to 12/31/2016	16.70121	18.36981	825
01/01/2017 to 12/31/2017	18.36981	22.33966	1,841
01/01/2018 to 12/31/2018	22.33966	20.07846	977
01/01/2019 to 12/31/2019	20.07846	25.63894	2,798
01/01/2020 to 12/31/2020	25.63894	37.33663	124
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	12.32368	11.37136	21,942
01/01/2012 to 12/31/2012	11.37136	13.18554	26,348
01/01/2013 to 12/31/2013	13.18554	17.77929	12,595
01/01/2014 to 12/31/2014	17.77929	18.36690	20,189
01/01/2015 to 12/31/2015	18.36690	17.24749	10,014
01/01/2016 to 12/31/2016	17.24749	21.86978	5,969
01/01/2017 to 12/31/2017	21.86978	23.04000	13,937
01/01/2018 to 12/31/2018	23.04000	18.74751	577
01/01/2019 to 12/31/2019	18.74751	22.44173	1,374
01/01/2020 to 12/31/2020	22.44173	22.21313	567

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.53594	11.54580	276,802
01/01/2012 to 12/31/2012	11.54580	12.85936	244,233
01/01/2013 to 12/31/2013	12.85936	14.74391	195,852
01/01/2014 to 12/31/2014	14.74391	15.31972	213,500
01/01/2015 to 12/31/2015	15.31972	15.04035	213,046
01/01/2016 to 12/31/2016	15.04035	15.87403	165,479
01/01/2017 to 12/31/2017	15.87403	17.97910	183,574
01/01/2018 to 12/31/2018	17.97910	16.70219	135,060
01/01/2019 to 12/31/2019	16.70219	19.80734	150,137
01/01/2020 to 12/31/2020	19.80734	21.87442	132,067
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.07477	10.68434	12,712
01/01/2012 to 12/31/2012	10.68434	12.32839	10,860
01/01/2013 to 12/31/2013	12.32839	17.42511	5,552
01/01/2014 to 12/31/2014	17.42511	18.52728	8,365
01/01/2015 to 12/31/2015	18.52728	19.92422	3,628
01/01/2016 to 12/31/2016	19.92422	20.08118	3,185
01/01/2017 to 12/31/2017	20.08118	27.17420	7,711
01/01/2018 to 12/31/2018	27.17420	27.69577	3,831
01/01/2019 to 12/31/2019	27.69577	34.85218	5,568
01/01/2020 to 12/31/2020	34.85218	47.81737	800
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	9.99424	9.75979	5,672
01/01/2012 to 12/31/2012	9.75979	10.86104	5,536
01/01/2013 to 12/31/2013	10.86104	14.34953	1,701
01/01/2014 to 12/31/2014	14.34953	14.30135	3,467
01/01/2015 to 12/31/2015	14.30135	13.18364	2,248
01/01/2016 to 12/31/2016	13.18364	13.73125	1,091
01/01/2017 to 12/31/2017	13.73125	15.70645	2,666
01/01/2018 to 12/31/2018	15.70645	13.91544	927
01/01/2019 to 12/31/2019	13.91544	17.20242	11,089
01/01/2020 to 12/31/2020	17.20242	17.23442	3,142
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	15.61837	13.04089	42,405
01/01/2012 to 12/31/2012	13.04089	13.26007	51,693
01/01/2013 to 12/31/2013	13.26007	15.01427	20,011
01/01/2014 to 12/31/2014	15.01427	13.50228	37,408
01/01/2015 to 12/31/2015	13.50228	10.69926	20,927
01/01/2016 to 12/31/2016	10.69926	13.08484	8,916
01/01/2017 to 12/31/2017	13.08484	14.16499	18,963
01/01/2018 to 12/31/2018	14.16499	11.58459	5,363
01/01/2019 to 12/31/2019	11.58459	13.28610	20,095
01/01/2020 to 12/31/2020	13.28610	12.74864	14,248
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.72633	11.11083	11,234
01/01/2012 to 12/31/2012	11.11083	12.91074	14,257
01/01/2013 to 12/31/2013	12.91074	16.77719	6,841
01/01/2014 to 12/31/2014	16.77719	18.92898	10,966
01/01/2015 to 12/31/2015	18.92898	17.34838	5,761
01/01/2016 to 12/31/2016	17.34838	19.40829	3,025
01/01/2017 to 12/31/2017	19.40829	22.57689	7,486
01/01/2018 to 12/31/2018	22.57689	18.49243	718
01/01/2019 to 12/31/2019	18.49243	21.62198	1,646
01/01/2020 to 12/31/2020	21.62198	19.98551	1,518

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Wellington Management Hedged Equity Portfolio
01/01/2011 to 12/31/2011	9.79034	9.27604	79,563
01/01/2012 to 12/31/2012	9.27604	10.10482	87,625
01/01/2013 to 12/31/2013	10.10482	11.94966	45,418
01/01/2014 to 12/31/2014	11.94966	12.37239	94,329
01/01/2015 to 12/31/2015	12.37239	12.06497	50,177
01/01/2016 to 12/31/2016	12.06497	12.61305	24,030
01/01/2017 to 12/31/2017	12.61305	14.06117	36,586
01/01/2018 to 12/31/2018	14.06117	13.10799	17,620
01/01/2019 to 12/31/2019	13.10799	15.50758	40,408
01/01/2020 to 12/31/2020	15.50758	16.23178	32,052
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.75520	11.19085	1,955
01/01/2012 to 12/31/2012	11.19085	11.84431	2,190
01/01/2013 to 12/31/2013	11.84431	11.44990	896
01/01/2014 to 12/31/2014	11.44990	12.04510	1,650
01/01/2015 to 12/31/2015	12.04510	11.96664	1,111
01/01/2016 to 12/31/2016	11.96664	12.34881	509
01/01/2017 to 12/31/2017	12.34881	12.88347	1,163
01/01/2018 to 12/31/2018	12.88347	12.35572	738
01/01/2019 to 12/31/2019	12.35572	13.61688	1,675
01/01/2020 to 12/31/2020	13.61688	14.44647	539
*Denotes the start date of these sub-accounts

PREMIER X SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Combination 5% roll-up and HAV Death Benefit Only (2.05%) OR Highest Daily Value Death Benefit Only (2.05%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.05503	9.59133	5,215,981
01/01/2012 to 12/31/2012	9.59133	10.57941	5,453,100
01/01/2013 to 12/31/2013	10.57941	11.40088	5,272,579
01/01/2014 to 12/31/2014	11.40088	11.59844	4,828,769
01/01/2015 to 12/31/2015	11.59844	10.99949	4,010,234
01/01/2016 to 12/31/2016	10.99949	11.46192	3,411,797
01/01/2017 to 12/31/2017	11.46192	12.64588	3,256,993
01/01/2018 to 12/31/2018	12.64588	11.38237	2,460,395
01/01/2019 to 12/31/2019	11.38237	12.94438	2,686,252
01/01/2020 to 12/31/2020	12.94438	13.21940	2,616,741
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.64273	10.44088	1,976,971
01/01/2012 to 12/31/2012	10.44088	11.62737	2,134,048
01/01/2013 to 12/31/2013	11.62737	13.28030	2,280,593
01/01/2014 to 12/31/2014	13.28030	13.80833	2,077,002
01/01/2015 to 12/31/2015	13.80833	13.63950	1,841,403
01/01/2016 to 12/31/2016	13.63950	14.31596	1,615,998
01/01/2017 to 12/31/2017	14.31596	16.40373	1,530,373
01/01/2018 to 12/31/2018	16.40373	15.12627	1,199,379
01/01/2019 to 12/31/2019	15.12627	18.06257	1,250,957
01/01/2020 to 12/31/2020	18.06257	19.59006	1,204,465
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	9.71786	9.34997	818,528
01/01/2012 to 12/31/2012	9.34997	10.10392	874,880
01/01/2013 to 12/31/2013	10.10392	11.13261	775,302
01/01/2014 to 12/31/2014	11.13261	11.46956	763,530
01/01/2015 to 12/31/2015	11.46956	11.22056	626,154
01/01/2016 to 12/31/2016	11.22056	11.52501	557,408
01/01/2017 to 12/31/2017	11.52501	13.12743	511,298
01/01/2018 to 12/31/2018	13.12743	11.84579	361,133
01/01/2019 to 12/31/2019	11.84579	13.70276	399,526
01/01/2020 to 12/31/2020	13.70276	15.32051	383,036
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.40364	10.07115	5,192,756
01/01/2012 to 12/31/2012	10.07115	11.09968	5,454,823
01/01/2013 to 12/31/2013	11.09968	12.79626	5,258,287
01/01/2014 to 12/31/2014	12.79626	13.35694	5,074,259
01/01/2015 to 12/31/2015	13.35694	13.15089	4,693,024
01/01/2016 to 12/31/2016	13.15089	13.69899	4,085,332
01/01/2017 to 12/31/2017	13.69899	15.42548	3,724,185
01/01/2018 to 12/31/2018	15.42548	14.36814	3,474,002
01/01/2019 to 12/31/2019	14.36814	16.81332	3,355,758
01/01/2020 to 12/31/2020	16.81332	18.41436	2,787,481

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99833	9.14439	11,718
01/01/2012 to 12/31/2012	9.14439	10.02630	44,567
01/01/2013 to 12/31/2013	10.02630	10.89118	42,302
01/01/2014 to 12/31/2014	10.89118	11.19488	62,311
01/01/2015 to 12/31/2015	11.19488	10.64075	123,989
01/01/2016 to 12/31/2016	10.64075	11.15336	107,359
01/01/2017 to 12/31/2017	11.15336	12.30828	99,538
01/01/2018 to 12/31/2018	12.30828	11.42302	60,511
01/01/2019 to 12/31/2019	11.42302	13.16592	67,089
01/01/2020 to 12/31/2020	13.16592	13.51258	67,133
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	11.56869	11.59154	151,373
01/01/2012 to 12/31/2012	11.59154	11.89152	145,930
01/01/2013 to 12/31/2013	11.89152	11.39925	109,039
01/01/2014 to 12/31/2014	11.39925	11.15957	98,281
01/01/2015 to 12/31/2015	11.15957	10.98831	89,333
01/01/2016 to 12/31/2016	10.98831	10.94433	92,907
01/01/2017 to 12/31/2017	10.94433	10.90777	93,447
01/01/2018 to 12/31/2018	10.90777	10.76708	86,636
01/01/2019 to 12/31/2019	10.76708	11.03845	83,515
01/01/2020 to 12/31/2020	11.03845	11.09398	96,625
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	12.59155	12.73127	781,155
01/01/2012 to 12/31/2012	12.73127	13.63808	817,374
01/01/2013 to 12/31/2013	13.63808	13.11863	777,758
01/01/2014 to 12/31/2014	13.11863	13.39908	738,034
01/01/2015 to 12/31/2015	13.39908	12.85311	591,656
01/01/2016 to 12/31/2016	12.85311	13.12796	538,661
01/01/2017 to 12/31/2017	13.12796	13.42599	530,584
01/01/2018 to 12/31/2018	13.42599	13.06797	428,647
01/01/2019 to 12/31/2019	13.06797	13.98674	451,061
01/01/2020 to 12/31/2020	13.98674	14.71521	438,382
AST Bond Portfolio 2021
01/01/2011 to 12/31/2011	10.98498	12.94990	0
01/01/2012 to 12/31/2012	12.94990	13.55154	0
01/01/2013 to 12/31/2013	13.55154	12.34960	0
01/01/2014 to 12/31/2014	12.34960	13.03103	0
01/01/2015 to 12/31/2015	13.03103	12.99690	0
01/01/2016 to 12/31/2016	12.99690	12.99542	0
01/01/2017 to 12/31/2017	12.99542	12.93625	0
01/01/2018 to 12/31/2018	12.93625	12.68344	0
01/01/2019 to 12/31/2019	12.68344	13.05846	0
01/01/2020 to 12/31/2020	13.05846	13.19940	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	9.99833	11.99503	0
01/01/2012 to 12/31/2012	11.99503	12.44101	0
01/01/2013 to 12/31/2013	12.44101	11.00299	0
01/01/2014 to 12/31/2014	11.00299	11.90004	0
01/01/2015 to 12/31/2015	11.90004	11.90542	0
01/01/2016 to 12/31/2016	11.90542	11.87987	0
01/01/2017 to 12/31/2017	11.87987	11.82450	0
01/01/2018 to 12/31/2018	11.82450	11.56857	0
01/01/2019 to 12/31/2019	11.56857	12.00400	0
01/01/2020 to 12/31/2020	12.00400	12.35165	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	9.99778	10.37684	0
01/01/2013 to 12/31/2013	10.37684	9.13129	0
01/01/2014 to 12/31/2014	9.13129	10.07694	0
01/01/2015 to 12/31/2015	10.07694	10.14190	0
01/01/2016 to 12/31/2016	10.14190	10.12845	0
01/01/2017 to 12/31/2017	10.12845	10.09375	0
01/01/2018 to 12/31/2018	10.09375	9.86381	0
01/01/2019 to 12/31/2019	9.86381	10.29476	0
01/01/2020 to 12/31/2020	10.29476	10.77091	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	9.99889	8.73091	0
01/01/2014 to 12/31/2014	8.73091	9.80379	0
01/01/2015 to 12/31/2015	9.80379	9.87971	0
01/01/2016 to 12/31/2016	9.87971	9.86617	0
01/01/2017 to 12/31/2017	9.86617	9.83122	0
01/01/2018 to 12/31/2018	9.83122	9.57069	0
01/01/2019 to 12/31/2019	9.57069	10.12458	0
01/01/2020 to 12/31/2020	10.12458	10.77984	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	9.99889	11.27883	0
01/01/2015 to 12/31/2015	11.27883	11.27315	0
01/01/2016 to 12/31/2016	11.27315	11.32023	0
01/01/2017 to 12/31/2017	11.32023	11.29636	0
01/01/2018 to 12/31/2018	11.29636	10.98688	0
01/01/2019 to 12/31/2019	10.98688	11.70472	0
01/01/2020 to 12/31/2020	11.70472	12.77103	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	9.99889	9.91666	0
01/01/2016 to 12/31/2016	9.91666	9.91963	0
01/01/2017 to 12/31/2017	9.91963	9.95622	0
01/01/2018 to 12/31/2018	9.95622	9.65366	0
01/01/2019 to 12/31/2019	9.65366	10.40842	0
01/01/2020 to 12/31/2020	10.40842	11.28835	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	9.99778	9.85844	0
01/01/2017 to 12/31/2017	9.85844	9.92020	0
01/01/2018 to 12/31/2018	9.92020	9.59751	0
01/01/2019 to 12/31/2019	9.59751	10.40982	0
01/01/2020 to 12/31/2020	10.40982	11.41146	0
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	9.99778	10.01529	0
01/01/2018 to 12/31/2018	10.01529	9.61132	0
01/01/2019 to 12/31/2019	9.61132	10.50979	0
01/01/2020 to 12/31/2020	10.50979	11.81079	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	9.99778	9.64119	0
01/01/2019 to 12/31/2019	9.64119	10.60938	0
01/01/2020 to 12/31/2020	10.60938	12.08991	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	9.99889	11.21029	0
01/01/2020 to 12/31/2020	11.21029	12.57920	0
AST Bond Portfolio 2031
01/02/2020* to 12/31/2020	9.99889	11.09272	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	9.89472	9.46090	6,257,591
01/01/2012 to 12/31/2012	9.46090	10.54275	6,771,067
01/01/2013 to 12/31/2013	10.54275	12.67414	7,132,679
01/01/2014 to 12/31/2014	12.67414	13.28825	6,840,625
01/01/2015 to 12/31/2015	13.28825	13.09071	6,440,012
01/01/2016 to 12/31/2016	13.09071	13.70520	5,782,808
01/01/2017 to 12/31/2017	13.70520	15.83335	5,477,171
01/01/2018 to 12/31/2018	15.83335	14.54882	4,543,666
01/01/2019 to 12/31/2019	14.54882	17.42827	4,509,380
01/01/2020 to 12/31/2020	17.42827	19.36995	4,087,985
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99833	11.62670	20,165
01/01/2014 to 12/31/2014	11.62670	12.94374	26,017
01/01/2015 to 12/31/2015	12.94374	12.23058	15,982
01/01/2016 to 12/31/2016	12.23058	13.77051	17,818
01/01/2017 to 12/31/2017	13.77051	15.97822	26,473
01/01/2018 to 12/31/2018	15.97822	14.90941	24,294
01/01/2019 to 12/31/2019	14.90941	19.14353	28,987
01/01/2020 to 12/31/2020	19.14353	19.64555	25,775
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	9.51698	8.85615	14,313
01/01/2012 to 12/31/2012	8.85615	11.00403	28,763
01/01/2013 to 12/31/2013	11.00403	11.25178	26,458
01/01/2014 to 12/31/2014	11.25178	12.56094	32,564
01/01/2015 to 12/31/2015	12.56094	12.29755	21,523
01/01/2016 to 12/31/2016	12.29755	12.15888	25,939
01/01/2017 to 12/31/2017	12.15888	13.21242	24,902
01/01/2018 to 12/31/2018	13.21242	12.33584	15,948
01/01/2019 to 12/31/2019	12.33584	15.12537	16,634
01/01/2020 to 12/31/2020	15.12537	14.38480	18,683
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	9.83932	10.27737	91,118
01/01/2012 to 12/31/2012	10.27737	11.61618	116,779
01/01/2013 to 12/31/2013	11.61618	11.73944	108,449
01/01/2014 to 12/31/2014	11.73944	15.05995	103,910
01/01/2015 to 12/31/2015	15.05995	15.47230	90,999
01/01/2016 to 12/31/2016	15.47230	15.89222	87,178
01/01/2017 to 12/31/2017	15.89222	16.54645	74,831
01/01/2018 to 12/31/2018	16.54645	15.44135	61,239
01/01/2019 to 12/31/2019	15.44135	19.85460	64,784
01/01/2020 to 12/31/2020	19.85460	18.90361	64,145
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	10.87894	8.49952	116,033
01/01/2012 to 12/31/2012	8.49952	9.82181	81,185
01/01/2013 to 12/31/2013	9.82181	9.64592	74,537
01/01/2014 to 12/31/2014	9.64592	9.00946	66,984
01/01/2015 to 12/31/2015	9.00946	7.35166	61,123
01/01/2016 to 12/31/2016	7.35166	8.09484	60,565
01/01/2017 to 12/31/2017	8.09484	10.02517	73,881
01/01/2018 to 12/31/2018	10.02517	8.44287	62,269
01/01/2019 to 12/31/2019	8.44287	9.37757	74,267
01/01/2020 to 12/31/2020	9.37757	9.56213	80,849

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	9.75259	9.41320	2,330,805
01/01/2012 to 12/31/2012	9.41320	10.20477	2,449,342
01/01/2013 to 12/31/2013	10.20477	11.47571	2,332,694
01/01/2014 to 12/31/2014	11.47571	11.59966	2,102,801
01/01/2015 to 12/31/2015	11.59966	11.47924	1,861,540
01/01/2016 to 12/31/2016	11.47924	11.72756	1,648,516
01/01/2017 to 12/31/2017	11.72756	13.38559	1,502,400
01/01/2018 to 12/31/2018	13.38559	12.09942	1,113,557
01/01/2019 to 12/31/2019	12.09942	14.22770	1,228,415
01/01/2020 to 12/31/2020	14.22770	15.16309	1,147,624
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99945	10.06268	53,351
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.04474	9.79338	445,565
01/01/2012 to 12/31/2012	9.79338	10.56843	461,766
01/01/2013 to 12/31/2013	10.56843	11.37324	416,606
01/01/2014 to 12/31/2014	11.37324	11.59507	395,053
01/01/2015 to 12/31/2015	11.59507	11.25878	364,140
01/01/2016 to 12/31/2016	11.25878	11.61305	330,990
01/01/2017 to 12/31/2017	11.61305	12.77827	350,007
01/01/2018 to 12/31/2018	12.77827	11.63649	231,679
01/01/2019 to 12/31/2019	11.63649	13.22963	262,108
01/01/2020 to 12/31/2020	13.22963	14.12625	227,036
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.77620	11.69023	46,437
01/01/2012 to 12/31/2012	11.69023	13.25235	50,032
01/01/2013 to 12/31/2013	13.25235	18.02652	46,071
01/01/2014 to 12/31/2014	18.02652	18.93581	45,873
01/01/2015 to 12/31/2015	18.93581	17.53585	46,623
01/01/2016 to 12/31/2016	17.53585	21.36233	35,337
01/01/2017 to 12/31/2017	21.36233	23.48574	39,459
01/01/2018 to 12/31/2018	23.48574	19.77476	31,611
01/01/2019 to 12/31/2019	19.77476	23.76390	34,472
01/01/2020 to 12/31/2020	23.76390	23.85389	36,338
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	10.12431	9.92340	219,016
01/01/2012 to 12/31/2012	9.92340	9.72484	239,664
01/01/2013 to 12/31/2013	9.72484	9.52949	141,037
01/01/2014 to 12/31/2014	9.52949	9.33804	160,753
01/01/2015 to 12/31/2015	9.33804	9.15043	112,097
01/01/2016 to 12/31/2016	9.15043	8.96708	180,104
01/01/2017 to 12/31/2017	8.96708	8.81730	79,176
01/01/2018 to 12/31/2018	8.81730	8.75156	70,294
01/01/2019 to 12/31/2019	8.75156	8.72081	73,550
01/01/2020 to 12/31/2020	8.72081	8.56446	77,895

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2011 to 12/31/2011	11.40941	11.53541	101,852
01/01/2012 to 12/31/2012	11.53541	12.87158	133,663
01/01/2013 to 12/31/2013	12.87158	13.51865	119,485
01/01/2014 to 12/31/2014	13.51865	13.58597	121,383
01/01/2015 to 12/31/2015	13.58597	12.83860	106,139
01/01/2016 to 12/31/2016	12.83860	14.51833	104,869
01/01/2017 to 12/31/2017	14.51833	15.29039	92,069
01/01/2018 to 12/31/2018	15.29039	14.68397	76,732
01/01/2019 to 12/31/2019	14.68397	16.59042	74,276
01/01/2020 to 12/31/2020	16.59042	16.68562	68,758
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	7.77093	7.29646	159,734
01/01/2012 to 12/31/2012	7.29646	8.35699	156,160
01/01/2013 to 12/31/2013	8.35699	11.45354	169,043
01/01/2014 to 12/31/2014	11.45354	12.76622	173,213
01/01/2015 to 12/31/2015	12.76622	11.52948	160,190
01/01/2016 to 12/31/2016	11.52948	13.54531	144,210
01/01/2017 to 12/31/2017	13.54531	15.82152	163,275
01/01/2018 to 12/31/2018	15.82152	13.30797	156,144
01/01/2019 to 12/31/2019	13.30797	16.89074	128,980
01/01/2020 to 12/31/2020	16.89074	16.59620	116,817
AST International Growth Portfolio
01/01/2011 to 12/31/2011	8.95266	7.63921	121,556
01/01/2012 to 12/31/2012	7.63921	9.01008	128,199
01/01/2013 to 12/31/2013	9.01008	10.51170	130,106
01/01/2014 to 12/31/2014	10.51170	9.73144	129,986
01/01/2015 to 12/31/2015	9.73144	9.83612	123,989
01/01/2016 to 12/31/2016	9.83612	9.27474	106,923
01/01/2017 to 12/31/2017	9.27474	12.30886	100,814
01/01/2018 to 12/31/2018	12.30886	10.45245	86,796
01/01/2019 to 12/31/2019	10.45245	13.53149	80,768
01/01/2020 to 12/31/2020	13.53149	17.41274	76,733
AST International Value Portfolio
01/01/2011 to 12/31/2011	9.55932	8.19186	116,484
01/01/2012 to 12/31/2012	8.19186	9.36563	111,451
01/01/2013 to 12/31/2013	9.36563	10.96415	111,252
01/01/2014 to 12/31/2014	10.96415	10.02361	113,509
01/01/2015 to 12/31/2015	10.02361	9.90247	101,752
01/01/2016 to 12/31/2016	9.90247	9.76033	93,701
01/01/2017 to 12/31/2017	9.76033	11.74683	85,930
01/01/2018 to 12/31/2018	11.74683	9.65224	69,780
01/01/2019 to 12/31/2019	9.65224	11.35207	72,771
01/01/2020 to 12/31/2020	11.35207	11.05659	66,722
AST Investment Grade Bond Portfolio
01/01/2011 to 12/31/2011	12.66748	13.95826	6,300,372
01/01/2012 to 12/31/2012	13.95826	14.96335	3,411,133
01/01/2013 to 12/31/2013	14.96335	14.19618	1,787,174
01/01/2014 to 12/31/2014	14.19618	14.84713	1,694,127
01/01/2015 to 12/31/2015	14.84713	14.71950	3,217,085
01/01/2016 to 12/31/2016	14.71950	15.03084	3,616,618
01/01/2017 to 12/31/2017	15.03084	15.36477	2,418,369
01/01/2018 to 12/31/2018	15.36477	15.01428	4,867,810
01/01/2019 to 12/31/2019	15.01428	16.36498	1,860,235
01/01/2020 to 12/31/2020	16.36498	18.67701	1,128,619

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	9.85968	9.60684	288,926
01/01/2012 to 12/31/2012	9.60684	10.69231	288,880
01/01/2013 to 12/31/2013	10.69231	12.18347	277,424
01/01/2014 to 12/31/2014	12.18347	12.69855	260,905
01/01/2015 to 12/31/2015	12.69855	12.31320	221,541
01/01/2016 to 12/31/2016	12.31320	12.69583	195,385
01/01/2017 to 12/31/2017	12.69583	14.55100	185,567
01/01/2018 to 12/31/2018	14.55100	13.20596	151,522
01/01/2019 to 12/31/2019	13.20596	15.45499	155,929
01/01/2020 to 12/31/2020	15.45499	17.13757	143,395
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	9.09287	8.09515	137,104
01/01/2012 to 12/31/2012	8.09515	9.67028	134,987
01/01/2013 to 12/31/2013	9.67028	10.93165	145,446
01/01/2014 to 12/31/2014	10.93165	10.03007	200,333
01/01/2015 to 12/31/2015	10.03007	9.55383	181,716
01/01/2016 to 12/31/2016	9.55383	9.54318	170,203
01/01/2017 to 12/31/2017	9.54318	12.12309	160,276
01/01/2018 to 12/31/2018	12.12309	9.80309	123,514
01/01/2019 to 12/31/2019	9.80309	12.22121	128,074
01/01/2020 to 12/31/2020	12.22121	13.54216	134,341
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	10.66025	10.47082	1,595,962
01/01/2012 to 12/31/2012	10.47082	11.35999	1,683,963
01/01/2013 to 12/31/2013	11.35999	12.35987	1,692,987
01/01/2014 to 12/31/2014	12.35987	12.77152	1,535,359
01/01/2015 to 12/31/2015	12.77152	12.49209	1,277,556
01/01/2016 to 12/31/2016	12.49209	12.71153	1,135,796
01/01/2017 to 12/31/2017	12.71153	13.96935	1,096,672
01/01/2018 to 12/31/2018	13.96935	12.98548	805,462
01/01/2019 to 12/31/2019	12.98548	14.58357	823,120
01/01/2020 to 12/31/2020	14.58357	15.91286	788,536
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.21966	11.06744	6,036
01/01/2012 to 12/31/2012	11.06744	12.49182	14,264
01/01/2013 to 12/31/2013	12.49182	16.70815	11,100
01/01/2014 to 12/31/2014	16.70815	17.92857	15,320
01/01/2015 to 12/31/2015	17.92857	19.43668	30,134
01/01/2016 to 12/31/2016	19.43668	18.76816	29,217
01/01/2017 to 12/31/2017	18.76816	24.98207	30,006
01/01/2018 to 12/31/2018	24.98207	24.08300	36,443
01/01/2019 to 12/31/2019	24.08300	31.29319	36,801
01/01/2020 to 12/31/2020	31.29319	47.23578	36,566
AST Large-Cap Core Portfolio
04/29/2013* to 12/31/2013	9.99833	11.64780	510
01/01/2014 to 12/31/2014	11.64780	13.15357	3,271
01/01/2015 to 12/31/2015	13.15357	13.08815	3,398
01/01/2016 to 12/31/2016	13.08815	14.21820	2,118
01/01/2017 to 12/31/2017	14.21820	16.91682	0
01/01/2018 to 12/31/2018	16.91682	15.38975	509
01/01/2019 to 12/31/2019	15.38975	18.87917	463
01/01/2020 to 12/31/2020	18.87917	20.56207	1,106

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	9.45837	9.18401	142,218
01/01/2012 to 12/31/2012	9.18401	10.10307	141,094
01/01/2013 to 12/31/2013	10.10307	13.52485	134,367
01/01/2014 to 12/31/2014	13.52485	14.65664	268,472
01/01/2015 to 12/31/2015	14.65664	15.80875	238,890
01/01/2016 to 12/31/2016	15.80875	16.35573	209,132
01/01/2017 to 12/31/2017	16.35573	21.31561	194,852
01/01/2018 to 12/31/2018	21.31561	20.32368	151,884
01/01/2019 to 12/31/2019	20.32368	26.21479	133,036
01/01/2020 to 12/31/2020	26.21479	33.80373	107,351
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	10.86845	10.31678	63,362
01/01/2012 to 12/31/2012	10.31678	12.44219	74,593
01/01/2013 to 12/31/2013	12.44219	15.56154	81,250
01/01/2014 to 12/31/2014	15.56154	15.80252	85,756
01/01/2015 to 12/31/2015	15.80252	15.25819	86,602
01/01/2016 to 12/31/2016	15.25819	16.01568	73,415
01/01/2017 to 12/31/2017	16.01568	19.43646	61,664
01/01/2018 to 12/31/2018	19.43646	17.22453	51,548
01/01/2019 to 12/31/2019	17.22453	21.93480	59,876
01/01/2020 to 12/31/2020	21.93480	24.54177	56,915
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99834	10.29816	78,731
01/01/2013 to 12/31/2013	10.29816	12.00014	81,320
01/01/2014 to 12/31/2014	12.00014	12.36331	74,865
01/01/2015 to 12/31/2015	12.36331	11.96448	73,018
01/01/2016 to 12/31/2016	11.96448	12.23134	68,637
01/01/2017 to 12/31/2017	12.23134	13.96315	59,545
01/01/2018 to 12/31/2018	13.96315	12.54896	42,598
01/01/2019 to 12/31/2019	12.54896	15.09601	54,371
01/01/2020 to 12/31/2020	15.09601	16.25328	54,652
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	9.81745	9.56339	55,757
01/01/2012 to 12/31/2012	9.56339	10.97198	53,228
01/01/2013 to 12/31/2013	10.97198	14.69811	61,461
01/01/2014 to 12/31/2014	14.69811	15.65734	99,503
01/01/2015 to 12/31/2015	15.65734	16.45185	84,002
01/01/2016 to 12/31/2016	16.45185	16.43015	79,548
01/01/2017 to 12/31/2017	16.43015	21.04536	111,608
01/01/2018 to 12/31/2018	21.04536	21.06359	98,668
01/01/2019 to 12/31/2019	21.06359	28.43835	78,164
01/01/2020 to 12/31/2020	28.43835	36.36030	66,401
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99834	10.18297	0
01/01/2013 to 12/31/2013	10.18297	13.42139	680
01/01/2014 to 12/31/2014	13.42139	14.49557	0
01/01/2015 to 12/31/2015	14.49557	14.10158	1,091
01/01/2016 to 12/31/2016	14.10158	15.67687	2,841
01/01/2017 to 12/31/2017	15.67687	18.02672	11,617
01/01/2018 to 12/31/2018	18.02672	15.86969	13,482
01/01/2019 to 12/31/2019	15.86969	20.11457	16,615
01/01/2020 to 12/31/2020	20.11457	20.47812	25,840

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.07219	11.47775	107,922
01/01/2012 to 12/31/2012	11.47775	13.45286	127,793
01/01/2013 to 12/31/2013	13.45286	17.42637	121,703
01/01/2014 to 12/31/2014	17.42637	19.04466	116,574
01/01/2015 to 12/31/2015	19.04466	17.60098	177,650
01/01/2016 to 12/31/2016	17.60098	17.53182	148,608
01/01/2017 to 12/31/2017	17.53182	21.83501	141,773
01/01/2018 to 12/31/2018	21.83501	20.46346	117,680
01/01/2019 to 12/31/2019	20.46346	26.09930	119,077
01/01/2020 to 12/31/2020	26.09930	34.48514	111,111
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	9.66466	9.23545	113,194
01/01/2012 to 12/31/2012	9.23545	10.59983	114,457
01/01/2013 to 12/31/2013	10.59983	14.75031	126,604
01/01/2014 to 12/31/2014	14.75031	16.51376	109,986
01/01/2015 to 12/31/2015	16.51376	15.26987	99,780
01/01/2016 to 12/31/2016	15.26987	17.69168	91,823
01/01/2017 to 12/31/2017	17.69168	19.72777	87,657
01/01/2018 to 12/31/2018	19.72777	16.15079	67,930
01/01/2019 to 12/31/2019	16.15079	19.15224	66,979
01/01/2020 to 12/31/2020	19.15224	18.43242	73,118
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.13028	11.01569	4,303,458
01/01/2012 to 12/31/2012	11.01569	11.91379	4,600,016
01/01/2013 to 12/31/2013	11.91379	12.74983	4,434,401
01/01/2014 to 12/31/2014	12.74983	13.21515	3,853,539
01/01/2015 to 12/31/2015	13.21515	12.96826	2,900,451
01/01/2016 to 12/31/2016	12.96826	13.41048	2,963,318
01/01/2017 to 12/31/2017	13.41048	14.47305	2,752,732
01/01/2018 to 12/31/2018	14.47305	13.77798	1,849,600
01/01/2019 to 12/31/2019	13.77798	15.49128	1,793,325
01/01/2020 to 12/31/2020	15.49128	16.55856	1,674,262
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01825	10.06428	0
01/01/2012 to 12/31/2012	10.06428	10.56292	8,064
01/01/2013 to 12/31/2013	10.56292	10.11124	14,380
01/01/2014 to 12/31/2014	10.11124	10.50869	26,435
01/01/2015 to 12/31/2015	10.50869	10.26998	29,613
01/01/2016 to 12/31/2016	10.26998	10.48769	26,443
01/01/2017 to 12/31/2017	10.48769	10.86034	37,321
01/01/2018 to 12/31/2018	10.86034	10.55445	41,563
01/01/2019 to 12/31/2019	10.55445	11.35132	73,445
01/01/2020 to 12/31/2020	11.35132	11.79622	71,475
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	9.38759	8.62754	2,121,795
01/01/2012 to 12/31/2012	8.62754	9.54626	2,317,792
01/01/2013 to 12/31/2013	9.54626	10.94724	2,290,164
01/01/2014 to 12/31/2014	10.94724	11.71398	2,244,588
01/01/2015 to 12/31/2015	11.71398	11.40838	2,947,768
01/01/2016 to 12/31/2016	11.40838	12.30825	2,719,146
01/01/2017 to 12/31/2017	12.30825	14.00322	3,690,772
01/01/2018 to 12/31/2018	14.00322	12.67818	2,605,994
01/01/2019 to 12/31/2019	12.67818	14.80615	2,821,126
01/01/2020 to 12/31/2020	14.80615	15.35842	2,580,961

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	8.65355	8.77316	81,735
01/01/2012 to 12/31/2012	8.77316	10.21323	62,108
01/01/2013 to 12/31/2013	10.21323	13.25360	61,591
01/01/2014 to 12/31/2014	13.25360	15.22296	54,075
01/01/2015 to 12/31/2015	15.22296	15.37656	54,780
01/01/2016 to 12/31/2016	15.37656	17.30538	64,555
01/01/2017 to 12/31/2017	17.30538	20.73216	58,503
01/01/2018 to 12/31/2018	20.73216	18.64424	51,120
01/01/2019 to 12/31/2019	18.64424	22.73945	37,966
01/01/2020 to 12/31/2020	22.73945	21.12676	40,591
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99833	8.87815	147
01/01/2012 to 12/31/2012	8.87815	9.84419	0
01/01/2013 to 12/31/2013	9.84419	11.80699	1,482
01/01/2014 to 12/31/2014	11.80699	12.32190	1,979
01/01/2015 to 12/31/2015	12.32190	12.09248	6,446
01/01/2016 to 12/31/2016	12.09248	12.59923	24,759
01/01/2017 to 12/31/2017	12.59923	14.59266	26,792
01/01/2018 to 12/31/2018	14.59266	13.36449	28,079
01/01/2019 to 12/31/2019	13.36449	15.87307	12,669
01/01/2020 to 12/31/2020	15.87307	17.35471	13,021
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	10.00370	8.51771	98,852
01/01/2012 to 12/31/2012	8.51771	10.02169	92,752
01/01/2013 to 12/31/2013	10.02169	13.82838	95,869
01/01/2014 to 12/31/2014	13.82838	14.22012	94,767
01/01/2015 to 12/31/2015	14.22012	14.12036	90,576
01/01/2016 to 12/31/2016	14.12036	14.90258	84,516
01/01/2017 to 12/31/2017	14.90258	18.64792	59,143
01/01/2018 to 12/31/2018	18.64792	16.28987	50,379
01/01/2019 to 12/31/2019	16.28987	21.78632	48,370
01/01/2020 to 12/31/2020	21.78632	28.86068	45,759
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.59956	11.25555	63,905
01/01/2012 to 12/31/2012	11.25555	12.37201	71,913
01/01/2013 to 12/31/2013	12.37201	16.38777	71,701
01/01/2014 to 12/31/2014	16.38777	16.67177	67,091
01/01/2015 to 12/31/2015	16.67177	16.46521	73,130
01/01/2016 to 12/31/2016	16.46521	18.08378	67,139
01/01/2017 to 12/31/2017	18.08378	21.95966	64,585
01/01/2018 to 12/31/2018	21.95966	19.70773	59,807
01/01/2019 to 12/31/2019	19.70773	25.12867	63,442
01/01/2020 to 12/31/2020	25.12867	36.53984	61,186
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.21456	9.41140	133,500
01/01/2012 to 12/31/2012	9.41140	10.89686	129,605
01/01/2013 to 12/31/2013	10.89686	14.67173	116,657
01/01/2014 to 12/31/2014	14.67173	15.13446	100,239
01/01/2015 to 12/31/2015	15.13446	14.19116	96,744
01/01/2016 to 12/31/2016	14.19116	17.96800	84,410
01/01/2017 to 12/31/2017	17.96800	18.90161	73,960
01/01/2018 to 12/31/2018	18.90161	15.35744	55,544
01/01/2019 to 12/31/2019	15.35744	18.35662	54,788
01/01/2020 to 12/31/2020	18.35662	18.14303	50,814

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.65781	10.65113	1,421,578
01/01/2012 to 12/31/2012	10.65113	11.84541	1,699,927
01/01/2013 to 12/31/2013	11.84541	13.56133	1,808,404
01/01/2014 to 12/31/2014	13.56133	14.07021	1,791,993
01/01/2015 to 12/31/2015	14.07021	13.79333	2,146,518
01/01/2016 to 12/31/2016	13.79333	14.53656	1,984,482
01/01/2017 to 12/31/2017	14.53656	16.44011	1,905,950
01/01/2018 to 12/31/2018	16.44011	15.25000	1,606,624
01/01/2019 to 12/31/2019	15.25000	18.05862	1,598,688
01/01/2020 to 12/31/2020	18.05862	19.91397	1,460,799
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.99898	10.59556	190,812
01/01/2012 to 12/31/2012	10.59556	12.20797	201,854
01/01/2013 to 12/31/2013	12.20797	17.22958	233,992
01/01/2014 to 12/31/2014	17.22958	18.29241	201,072
01/01/2015 to 12/31/2015	18.29241	19.64280	223,816
01/01/2016 to 12/31/2016	19.64280	19.76845	212,855
01/01/2017 to 12/31/2017	19.76845	26.71188	115,261
01/01/2018 to 12/31/2018	26.71188	27.18432	99,252
01/01/2019 to 12/31/2019	27.18432	34.15824	115,164
01/01/2020 to 12/31/2020	34.15824	46.79647	89,009
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	8.54781	8.33514	85,319
01/01/2012 to 12/31/2012	8.33514	9.26205	94,670
01/01/2013 to 12/31/2013	9.26205	12.21905	84,453
01/01/2014 to 12/31/2014	12.21905	12.16013	85,629
01/01/2015 to 12/31/2015	12.16013	11.19323	76,725
01/01/2016 to 12/31/2016	11.19323	11.64111	71,465
01/01/2017 to 12/31/2017	11.64111	13.29614	80,980
01/01/2018 to 12/31/2018	13.29614	11.76250	71,285
01/01/2019 to 12/31/2019	11.76250	14.51953	241,594
01/01/2020 to 12/31/2020	14.51953	14.52514	245,718
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	11.42701	9.52728	430,042
01/01/2012 to 12/31/2012	9.52728	9.67331	417,371
01/01/2013 to 12/31/2013	9.67331	10.93697	412,034
01/01/2014 to 12/31/2014	10.93697	9.82112	403,549
01/01/2015 to 12/31/2015	9.82112	7.77089	344,781
01/01/2016 to 12/31/2016	7.77089	9.48960	324,045
01/01/2017 to 12/31/2017	9.48960	10.25786	281,452
01/01/2018 to 12/31/2018	10.25786	8.37681	217,059
01/01/2019 to 12/31/2019	8.37681	9.59292	228,896
01/01/2020 to 12/31/2020	9.59292	9.19125	226,972
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.44421	9.88148	80,974
01/01/2012 to 12/31/2012	9.88148	11.46534	84,044
01/01/2013 to 12/31/2013	11.46534	14.87695	55,495
01/01/2014 to 12/31/2014	14.87695	16.76037	45,915
01/01/2015 to 12/31/2015	16.76037	15.33822	46,843
01/01/2016 to 12/31/2016	15.33822	17.13428	39,613
01/01/2017 to 12/31/2017	17.13428	19.90241	37,762
01/01/2018 to 12/31/2018	19.90241	16.27761	30,483
01/01/2019 to 12/31/2019	16.27761	19.00444	30,099
01/01/2020 to 12/31/2020	19.00444	17.54024	29,689

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Wellington Management Hedged Equity Portfolio
01/01/2011 to 12/31/2011	9.11364	8.62227	578,409
01/01/2012 to 12/31/2012	8.62227	9.37869	533,811
01/01/2013 to 12/31/2013	9.37869	11.07462	607,157
01/01/2014 to 12/31/2014	11.07462	11.44949	742,269
01/01/2015 to 12/31/2015	11.44949	11.14844	622,079
01/01/2016 to 12/31/2016	11.14844	11.63778	599,870
01/01/2017 to 12/31/2017	11.63778	12.95503	575,123
01/01/2018 to 12/31/2018	12.95503	12.05900	483,331
01/01/2019 to 12/31/2019	12.05900	14.24558	420,921
01/01/2020 to 12/31/2020	14.24558	14.88883	385,812
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.70573	11.12302	217,013
01/01/2012 to 12/31/2012	11.12302	11.75517	265,418
01/01/2013 to 12/31/2013	11.75517	11.34702	213,265
01/01/2014 to 12/31/2014	11.34702	11.91938	221,231
01/01/2015 to 12/31/2015	11.91938	11.82438	223,216
01/01/2016 to 12/31/2016	11.82438	12.18416	219,735
01/01/2017 to 12/31/2017	12.18416	12.69318	228,029
01/01/2018 to 12/31/2018	12.69318	12.15514	293,559
01/01/2019 to 12/31/2019	12.15514	13.37606	320,055
01/01/2020 to 12/31/2020	13.37606	14.17016	336,908
*Denotes the start date of these sub-accounts

PREMIER X SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit Only (2.15%) OR Highest Daily Lifetime Five Income Benefit Only (2.15%) OR HD GRO 60 bps (2.15%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.42979	9.93908	8,762,846
01/01/2012 to 12/31/2012	9.93908	10.95233	8,343,061
01/01/2013 to 12/31/2013	10.95233	11.79135	8,006,074
01/01/2014 to 12/31/2014	11.79135	11.98395	7,581,172
01/01/2015 to 12/31/2015	11.98395	11.35404	7,003,393
01/01/2016 to 12/31/2016	11.35404	11.81988	6,493,060
01/01/2017 to 12/31/2017	11.81988	13.02803	5,834,898
01/01/2018 to 12/31/2018	13.02803	11.71484	5,165,276
01/01/2019 to 12/31/2019	11.71484	13.30957	4,792,705
01/01/2020 to 12/31/2020	13.30957	13.57908	4,395,225
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.75845	10.54414	3,034,514
01/01/2012 to 12/31/2012	10.54414	11.73066	3,022,912
01/01/2013 to 12/31/2013	11.73066	13.38514	3,026,115
01/01/2014 to 12/31/2014	13.38514	13.90376	2,916,991
01/01/2015 to 12/31/2015	13.90376	13.72034	2,670,030
01/01/2016 to 12/31/2016	13.72034	14.38670	2,432,191
01/01/2017 to 12/31/2017	14.38670	16.46876	2,124,303
01/01/2018 to 12/31/2018	16.46876	15.17127	1,874,635
01/01/2019 to 12/31/2019	15.17127	18.09858	1,684,244
01/01/2020 to 12/31/2020	18.09858	19.60998	1,461,001
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	9.69251	9.31643	325,732
01/01/2012 to 12/31/2012	9.31643	10.05781	337,244
01/01/2013 to 12/31/2013	10.05781	11.07099	306,626
01/01/2014 to 12/31/2014	11.07099	11.39502	302,416
01/01/2015 to 12/31/2015	11.39502	11.13666	344,139
01/01/2016 to 12/31/2016	11.13666	11.42774	288,914
01/01/2017 to 12/31/2017	11.42774	13.00392	278,978
01/01/2018 to 12/31/2018	13.00392	11.72267	250,208
01/01/2019 to 12/31/2019	11.72267	13.54714	237,956
01/01/2020 to 12/31/2020	13.54714	15.13175	218,367
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.72990	10.37669	4,302,186
01/01/2012 to 12/31/2012	10.37669	11.42526	4,177,623
01/01/2013 to 12/31/2013	11.42526	13.15871	4,009,044
01/01/2014 to 12/31/2014	13.15871	13.72184	3,810,961
01/01/2015 to 12/31/2015	13.72184	13.49691	3,505,051
01/01/2016 to 12/31/2016	13.49691	14.04564	3,222,188
01/01/2017 to 12/31/2017	14.04564	15.80043	2,898,681
01/01/2018 to 12/31/2018	15.80043	14.70288	2,431,664
01/01/2019 to 12/31/2019	14.70288	17.18821	2,331,141
01/01/2020 to 12/31/2020	17.18821	18.80665	2,083,214

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99767	9.13787	123,178
01/01/2012 to 12/31/2012	9.13787	10.00940	131,011
01/01/2013 to 12/31/2013	10.00940	10.86224	129,242
01/01/2014 to 12/31/2014	10.86224	11.15414	134,745
01/01/2015 to 12/31/2015	11.15414	10.59169	134,904
01/01/2016 to 12/31/2016	10.59169	11.09090	138,190
01/01/2017 to 12/31/2017	11.09090	12.22743	122,245
01/01/2018 to 12/31/2018	12.22743	11.33686	118,685
01/01/2019 to 12/31/2019	11.33686	13.05390	139,506
01/01/2020 to 12/31/2020	13.05390	13.38458	83,252
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	11.56490	11.57644	3,229
01/01/2012 to 12/31/2012	11.57644	11.86441	72
01/01/2013 to 12/31/2013	11.86441	11.36215	14
01/01/2014 to 12/31/2014	11.36215	11.11228	60
01/01/2015 to 12/31/2015	11.11228	10.93103	52
01/01/2016 to 12/31/2016	10.93103	10.87642	18
01/01/2017 to 12/31/2017	10.87642	10.82970	40
01/01/2018 to 12/31/2018	10.82970	10.67959	0
01/01/2019 to 12/31/2019	10.67959	10.93780	0
01/01/2020 to 12/31/2020	10.93780	10.98171	0
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	12.53367	12.66037	38,568
01/01/2012 to 12/31/2012	12.66037	13.54882	36,496
01/01/2013 to 12/31/2013	13.54882	13.01993	6,199
01/01/2014 to 12/31/2014	13.01993	13.28517	14,307
01/01/2015 to 12/31/2015	13.28517	12.73133	8,820
01/01/2016 to 12/31/2016	12.73133	12.99091	11,049
01/01/2017 to 12/31/2017	12.99091	13.27296	16,010
01/01/2018 to 12/31/2018	13.27296	12.90628	5,460
01/01/2019 to 12/31/2019	12.90628	13.80029	15,665
01/01/2020 to 12/31/2020	13.80029	14.50493	16,073
AST Bond Portfolio 2021
01/01/2011 to 12/31/2011	10.97418	12.92454	749,325
01/01/2012 to 12/31/2012	12.92454	13.51172	274,620
01/01/2013 to 12/31/2013	13.51172	12.30125	1,495
01/01/2014 to 12/31/2014	12.30125	12.96721	1,267
01/01/2015 to 12/31/2015	12.96721	12.92067	1,421
01/01/2016 to 12/31/2016	12.92067	12.90658	1,304
01/01/2017 to 12/31/2017	12.90658	12.83534	1,071
01/01/2018 to 12/31/2018	12.83534	12.57217	1,526
01/01/2019 to 12/31/2019	12.57217	12.93130	1,213
01/01/2020 to 12/31/2020	12.93130	13.05821	2,609
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	9.99825	11.98335	287,319
01/01/2012 to 12/31/2012	11.98335	12.41671	417,896
01/01/2013 to 12/31/2013	12.41671	10.97074	16,348
01/01/2014 to 12/31/2014	10.97074	11.85345	15,972
01/01/2015 to 12/31/2015	11.85345	11.84723	15,603
01/01/2016 to 12/31/2016	11.84723	11.81028	15,254
01/01/2017 to 12/31/2017	11.81028	11.74370	8,570
01/01/2018 to 12/31/2018	11.74370	11.47831	8,278
01/01/2019 to 12/31/2019	11.47831	11.89869	2,413
01/01/2020 to 12/31/2020	11.89869	12.23158	2,193

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	9.99767	10.36658	181,760
01/01/2013 to 12/31/2013	10.36658	9.11332	1,115,170
01/01/2014 to 12/31/2014	9.11332	10.04730	455,545
01/01/2015 to 12/31/2015	10.04730	10.10215	145,167
01/01/2016 to 12/31/2016	10.10215	10.07888	101,809
01/01/2017 to 12/31/2017	10.07888	10.03460	96,253
01/01/2018 to 12/31/2018	10.03460	9.79633	91,304
01/01/2019 to 12/31/2019	9.79633	10.21426	1,795
01/01/2020 to 12/31/2020	10.21426	10.67640	96
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	9.99883	8.72233	541,867
01/01/2014 to 12/31/2014	8.72233	9.78466	382,660
01/01/2015 to 12/31/2015	9.78466	9.85078	12,467
01/01/2016 to 12/31/2016	9.85078	9.82775	4,752
01/01/2017 to 12/31/2017	9.82775	9.78329	4,748
01/01/2018 to 12/31/2018	9.78329	9.51465	4,745
01/01/2019 to 12/31/2019	9.51465	10.05541	4,741
01/01/2020 to 12/31/2020	10.05541	10.69574	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	9.99883	11.26778	149,244
01/01/2015 to 12/31/2015	11.26778	11.25110	798,665
01/01/2016 to 12/31/2016	11.25110	11.28706	36,484
01/01/2017 to 12/31/2017	11.28706	11.25223	8,937
01/01/2018 to 12/31/2018	11.25223	10.93312	0
01/01/2019 to 12/31/2019	10.93312	11.63604	0
01/01/2020 to 12/31/2020	11.63604	12.68370	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	9.99883	9.90696	196,929
01/01/2016 to 12/31/2016	9.90696	9.90025	548,265
01/01/2017 to 12/31/2017	9.90025	9.92705	428,120
01/01/2018 to 12/31/2018	9.92705	9.61582	489,490
01/01/2019 to 12/31/2019	9.61582	10.35759	214,614
01/01/2020 to 12/31/2020	10.35759	11.22226	37,979
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	9.99767	9.84877	720,522
01/01/2017 to 12/31/2017	9.84877	9.90087	553,834
01/01/2018 to 12/31/2018	9.90087	9.56934	599,917
01/01/2019 to 12/31/2019	9.56934	10.36897	246,682
01/01/2020 to 12/31/2020	10.36897	11.35553	9,111
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	9.99767	10.00547	0
01/01/2018 to 12/31/2018	10.00547	9.59241	60,156
01/01/2019 to 12/31/2019	9.59241	10.47878	15,408
01/01/2020 to 12/31/2020	10.47878	11.76432	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	9.99767	9.63179	41,748
01/01/2019 to 12/31/2019	9.63179	10.58872	150,494
01/01/2020 to 12/31/2020	10.58872	12.05456	1,491
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	9.99883	11.19923	40,103
01/01/2020 to 12/31/2020	11.19923	12.55457	257,997
AST Bond Portfolio 2031
01/02/2020* to 12/31/2020	9.99884	11.08197	306,040

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.37074	9.90639	10,791,513
01/01/2012 to 12/31/2012	9.90639	11.02837	10,136,164
01/01/2013 to 12/31/2013	11.02837	13.24495	10,126,135
01/01/2014 to 12/31/2014	13.24495	13.87306	9,731,587
01/01/2015 to 12/31/2015	13.87306	13.65344	9,015,141
01/01/2016 to 12/31/2016	13.65344	14.28049	8,358,688
01/01/2017 to 12/31/2017	14.28049	16.48186	7,420,170
01/01/2018 to 12/31/2018	16.48186	15.12991	6,628,063
01/01/2019 to 12/31/2019	15.12991	18.10662	6,107,066
01/01/2020 to 12/31/2020	18.10662	20.10415	5,473,078
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99825	11.61702	0
01/01/2014 to 12/31/2014	11.61702	12.92033	0
01/01/2015 to 12/31/2015	12.92033	12.19660	343
01/01/2016 to 12/31/2016	12.19660	13.71886	133
01/01/2017 to 12/31/2017	13.71886	15.90270	15
01/01/2018 to 12/31/2018	15.90270	14.82424	0
01/01/2019 to 12/31/2019	14.82424	19.01566	0
01/01/2020 to 12/31/2020	19.01566	19.49527	109
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	9.49404	8.82617	1,027
01/01/2012 to 12/31/2012	8.82617	10.95611	1,501
01/01/2013 to 12/31/2013	10.95611	11.19183	270
01/01/2014 to 12/31/2014	11.19183	12.48181	744
01/01/2015 to 12/31/2015	12.48181	12.20812	429
01/01/2016 to 12/31/2016	12.20812	12.05876	182
01/01/2017 to 12/31/2017	12.05876	13.09078	328
01/01/2018 to 12/31/2018	13.09078	12.21019	83
01/01/2019 to 12/31/2019	12.21019	14.95663	388
01/01/2020 to 12/31/2020	14.95663	14.21047	422
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	12.99078	13.55593	3,278
01/01/2012 to 12/31/2012	13.55593	15.30693	3,772
01/01/2013 to 12/31/2013	15.30693	15.45428	6,265
01/01/2014 to 12/31/2014	15.45428	19.80618	3,063
01/01/2015 to 12/31/2015	19.80618	20.32859	3,799
01/01/2016 to 12/31/2016	20.32859	20.86005	6,193
01/01/2017 to 12/31/2017	20.86005	21.69757	6,180
01/01/2018 to 12/31/2018	21.69757	20.22857	2,173
01/01/2019 to 12/31/2019	20.22857	25.98469	4,032
01/01/2020 to 12/31/2020	25.98469	24.71598	4,079
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	10.85299	8.47100	11,321
01/01/2012 to 12/31/2012	8.47100	9.77928	16,660
01/01/2013 to 12/31/2013	9.77928	9.59482	2,630
01/01/2014 to 12/31/2014	9.59482	8.95297	9,982
01/01/2015 to 12/31/2015	8.95297	7.29837	6,376
01/01/2016 to 12/31/2016	7.29837	8.02833	4,073
01/01/2017 to 12/31/2017	8.02833	9.93315	8,224
01/01/2018 to 12/31/2018	9.93315	8.35712	4,430
01/01/2019 to 12/31/2019	8.35712	9.27329	14,104
01/01/2020 to 12/31/2020	9.27329	9.44667	12,549

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	9.75195	9.40336	1,891,589
01/01/2012 to 12/31/2012	9.40336	10.18410	1,882,053
01/01/2013 to 12/31/2013	10.18410	11.44134	1,809,593
01/01/2014 to 12/31/2014	11.44134	11.55347	1,740,377
01/01/2015 to 12/31/2015	11.55347	11.42231	1,600,133
01/01/2016 to 12/31/2016	11.42231	11.65798	1,455,126
01/01/2017 to 12/31/2017	11.65798	13.29322	1,306,147
01/01/2018 to 12/31/2018	13.29322	12.00412	1,150,720
01/01/2019 to 12/31/2019	12.00412	14.10181	1,071,904
01/01/2020 to 12/31/2020	14.10181	15.01425	929,936
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99942	10.06143	2,693
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.01855	9.75834	153,094
01/01/2012 to 12/31/2012	9.75834	10.52024	177,283
01/01/2013 to 12/31/2013	10.52024	11.31029	152,137
01/01/2014 to 12/31/2014	11.31029	11.51968	164,762
01/01/2015 to 12/31/2015	11.51968	11.17468	139,725
01/01/2016 to 12/31/2016	11.17468	11.51496	128,031
01/01/2017 to 12/31/2017	11.51496	12.65796	116,007
01/01/2018 to 12/31/2018	12.65796	11.51559	102,770
01/01/2019 to 12/31/2019	11.51559	13.07943	109,531
01/01/2020 to 12/31/2020	13.07943	13.95209	99,420
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.74810	11.65091	5,903
01/01/2012 to 12/31/2012	11.65091	13.19484	5,377
01/01/2013 to 12/31/2013	13.19484	17.93083	1,547
01/01/2014 to 12/31/2014	17.93083	18.81697	3,022
01/01/2015 to 12/31/2015	18.81697	17.40873	1,829
01/01/2016 to 12/31/2016	17.40873	21.18672	1,351
01/01/2017 to 12/31/2017	21.18672	23.27004	2,806
01/01/2018 to 12/31/2018	23.27004	19.57386	1,336
01/01/2019 to 12/31/2019	19.57386	23.49942	4,601
01/01/2020 to 12/31/2020	23.49942	23.56542	4,651
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	10.07791	9.86837	2,091
01/01/2012 to 12/31/2012	9.86837	9.66107	5,370
01/01/2013 to 12/31/2013	9.66107	9.45779	711
01/01/2014 to 12/31/2014	9.45779	9.25875	1,625
01/01/2015 to 12/31/2015	9.25875	9.06383	981
01/01/2016 to 12/31/2016	9.06383	8.87349	316
01/01/2017 to 12/31/2017	8.87349	8.71666	448
01/01/2018 to 12/31/2018	8.71666	8.64318	0
01/01/2019 to 12/31/2019	8.64318	8.60426	1,144
01/01/2020 to 12/31/2020	8.60426	8.44198	132

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2011 to 12/31/2011	11.43698	11.55188	3,205
01/01/2012 to 12/31/2012	11.55188	12.87737	3,425
01/01/2013 to 12/31/2013	12.87737	13.51149	338
01/01/2014 to 12/31/2014	13.51149	13.56529	1,017
01/01/2015 to 12/31/2015	13.56529	12.80653	822
01/01/2016 to 12/31/2016	12.80653	14.46792	396
01/01/2017 to 12/31/2017	14.46792	15.22246	806
01/01/2018 to 12/31/2018	15.22246	14.60433	344
01/01/2019 to 12/31/2019	14.60433	16.48445	1,315
01/01/2020 to 12/31/2020	16.48445	16.56288	1,678
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	8.59095	8.05852	1,122
01/01/2012 to 12/31/2012	8.05852	9.22079	1,407
01/01/2013 to 12/31/2013	9.22079	12.62489	478
01/01/2014 to 12/31/2014	12.62489	14.05810	1,009
01/01/2015 to 12/31/2015	14.05810	12.68362	885
01/01/2016 to 12/31/2016	12.68362	14.88655	645
01/01/2017 to 12/31/2017	14.88655	17.37125	632
01/01/2018 to 12/31/2018	17.37125	14.59713	265
01/01/2019 to 12/31/2019	14.59713	18.50878	1,917
01/01/2020 to 12/31/2020	18.50878	18.16827	1,580
AST International Growth Portfolio
01/01/2011 to 12/31/2011	8.91178	7.59690	3,070
01/01/2012 to 12/31/2012	7.59690	8.95135	4,045
01/01/2013 to 12/31/2013	8.95135	10.43284	307
01/01/2014 to 12/31/2014	10.43284	9.64884	782
01/01/2015 to 12/31/2015	9.64884	9.74315	465
01/01/2016 to 12/31/2016	9.74315	9.17813	156
01/01/2017 to 12/31/2017	9.17813	12.16870	365
01/01/2018 to 12/31/2018	12.16870	10.32323	182
01/01/2019 to 12/31/2019	10.32323	13.35112	714
01/01/2020 to 12/31/2020	13.35112	17.16392	664
AST International Value Portfolio
01/01/2011 to 12/31/2011	9.51572	8.14664	1,987
01/01/2012 to 12/31/2012	8.14664	9.30490	3,151
01/01/2013 to 12/31/2013	9.30490	10.88229	633
01/01/2014 to 12/31/2014	10.88229	9.93905	1,867
01/01/2015 to 12/31/2015	9.93905	9.80934	893
01/01/2016 to 12/31/2016	9.80934	9.65905	610
01/01/2017 to 12/31/2017	9.65905	11.61362	720
01/01/2018 to 12/31/2018	11.61362	9.53343	346
01/01/2019 to 12/31/2019	9.53343	11.20149	854
01/01/2020 to 12/31/2020	11.20149	10.89928	1,207
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	9.83405	9.57260	159,150
01/01/2012 to 12/31/2012	9.57260	10.64380	202,323
01/01/2013 to 12/31/2013	10.64380	12.11634	216,670
01/01/2014 to 12/31/2014	12.11634	12.61628	221,742
01/01/2015 to 12/31/2015	12.61628	12.22130	201,228
01/01/2016 to 12/31/2016	12.22130	12.58880	179,101
01/01/2017 to 12/31/2017	12.58880	14.41429	184,148
01/01/2018 to 12/31/2018	14.41429	13.06909	165,344
01/01/2019 to 12/31/2019	13.06909	15.27999	151,402
01/01/2020 to 12/31/2020	15.27999	16.92682	126,616

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	10.94417	9.73366	2,765
01/01/2012 to 12/31/2012	9.73366	11.61603	4,536
01/01/2013 to 12/31/2013	11.61603	13.11836	3,719
01/01/2014 to 12/31/2014	13.11836	12.02474	2,027
01/01/2015 to 12/31/2015	12.02474	11.44260	1,204
01/01/2016 to 12/31/2016	11.44260	11.41863	610
01/01/2017 to 12/31/2017	11.41863	14.49160	1,336
01/01/2018 to 12/31/2018	14.49160	11.70686	198
01/01/2019 to 12/31/2019	11.70686	14.58040	2,280
01/01/2020 to 12/31/2020	14.58040	16.14045	2,021
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	11.62819	11.41042	1,230,668
01/01/2012 to 12/31/2012	11.41042	12.36735	1,209,849
01/01/2013 to 12/31/2013	12.36735	13.44281	1,111,886
01/01/2014 to 12/31/2014	13.44281	13.87695	1,065,681
01/01/2015 to 12/31/2015	13.87695	13.56006	975,957
01/01/2016 to 12/31/2016	13.56006	13.78480	891,404
01/01/2017 to 12/31/2017	13.78480	15.13401	789,121
01/01/2018 to 12/31/2018	15.13401	14.05432	638,874
01/01/2019 to 12/31/2019	14.05432	15.76847	548,914
01/01/2020 to 12/31/2020	15.76847	17.18892	467,696
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.20726	11.04434	1,358
01/01/2012 to 12/31/2012	11.04434	12.45348	1,816
01/01/2013 to 12/31/2013	12.45348	16.64059	736
01/01/2014 to 12/31/2014	16.64059	17.83853	5,467
01/01/2015 to 12/31/2015	17.83853	19.32012	4,775
01/01/2016 to 12/31/2016	19.32012	18.63740	2,356
01/01/2017 to 12/31/2017	18.63740	24.78385	1,337
01/01/2018 to 12/31/2018	24.78385	23.86832	553
01/01/2019 to 12/31/2019	23.86832	30.98391	1,053
01/01/2020 to 12/31/2020	30.98391	46.72316	646
AST Large-Cap Core Portfolio
04/29/2013* to 12/31/2013	9.99825	11.63992	0
01/01/2014 to 12/31/2014	11.63992	13.13171	0
01/01/2015 to 12/31/2015	13.13171	13.05374	0
01/01/2016 to 12/31/2016	13.05374	14.16694	0
01/01/2017 to 12/31/2017	14.16694	16.83933	0
01/01/2018 to 12/31/2018	16.83933	15.30417	0
01/01/2019 to 12/31/2019	15.30417	18.75586	0
01/01/2020 to 12/31/2020	18.75586	20.40790	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.53837	10.22269	5,139
01/01/2012 to 12/31/2012	10.22269	11.23474	6,538
01/01/2013 to 12/31/2013	11.23474	15.02504	4,583
01/01/2014 to 12/31/2014	15.02504	16.26647	9,964
01/01/2015 to 12/31/2015	16.26647	17.52780	6,660
01/01/2016 to 12/31/2016	17.52780	18.11653	8,784
01/01/2017 to 12/31/2017	18.11653	23.58740	8,129
01/01/2018 to 12/31/2018	23.58740	22.46755	2,945
01/01/2019 to 12/31/2019	22.46755	28.95176	5,489
01/01/2020 to 12/31/2020	28.95176	37.29671	4,075

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	12.41066	11.76918	2,281
01/01/2012 to 12/31/2012	11.76918	14.18000	3,263
01/01/2013 to 12/31/2013	14.18000	17.71763	619
01/01/2014 to 12/31/2014	17.71763	17.97436	1,522
01/01/2015 to 12/31/2015	17.97436	17.33816	980
01/01/2016 to 12/31/2016	17.33816	18.18118	497
01/01/2017 to 12/31/2017	18.18118	22.04297	1,063
01/01/2018 to 12/31/2018	22.04297	19.51516	529
01/01/2019 to 12/31/2019	19.51516	24.82767	1,064
01/01/2020 to 12/31/2020	24.82767	27.75136	476
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99826	10.29125	5,618
01/01/2013 to 12/31/2013	10.29125	11.98012	11,327
01/01/2014 to 12/31/2014	11.98012	12.33061	18,954
01/01/2015 to 12/31/2015	12.33061	11.92120	17,723
01/01/2016 to 12/31/2016	11.92120	12.17518	16,240
01/01/2017 to 12/31/2017	12.17518	13.88539	21,945
01/01/2018 to 12/31/2018	13.88539	12.46673	21,752
01/01/2019 to 12/31/2019	12.46673	14.98234	22,533
01/01/2020 to 12/31/2020	14.98234	16.11506	28,446
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.86121	10.56972	2,353
01/01/2012 to 12/31/2012	10.56972	12.11467	3,030
01/01/2013 to 12/31/2013	12.11467	16.21309	1,128
01/01/2014 to 12/31/2014	16.21309	17.25433	1,721
01/01/2015 to 12/31/2015	17.25433	18.11220	735
01/01/2016 to 12/31/2016	18.11220	18.07074	2,382
01/01/2017 to 12/31/2017	18.07074	23.12420	2,332
01/01/2018 to 12/31/2018	23.12420	23.12146	939
01/01/2019 to 12/31/2019	23.12146	31.18620	1,653
01/01/2020 to 12/31/2020	31.18620	39.83471	1,129
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99826	10.17925	0
01/01/2013 to 12/31/2013	10.17925	13.40346	36
01/01/2014 to 12/31/2014	13.40346	14.46206	68
01/01/2015 to 12/31/2015	14.46206	14.05525	45
01/01/2016 to 12/31/2016	14.05525	15.61022	17
01/01/2017 to 12/31/2017	15.61022	17.93242	38
01/01/2018 to 12/31/2018	17.93242	15.77119	17
01/01/2019 to 12/31/2019	15.77119	19.97036	1
01/01/2020 to 12/31/2020	19.97036	20.31130	52
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	13.39182	12.71994	8,299
01/01/2012 to 12/31/2012	12.71994	14.89424	11,302
01/01/2013 to 12/31/2013	14.89424	19.27459	8,496
01/01/2014 to 12/31/2014	19.27459	21.04401	7,011
01/01/2015 to 12/31/2015	21.04401	19.42968	3,558
01/01/2016 to 12/31/2016	19.42968	19.33450	3,556
01/01/2017 to 12/31/2017	19.33450	24.05668	4,923
01/01/2018 to 12/31/2018	24.05668	22.52338	1,927
01/01/2019 to 12/31/2019	22.52338	28.69831	4,719
01/01/2020 to 12/31/2020	28.69831	37.88213	3,385

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.16454	10.65842	6,220
01/01/2012 to 12/31/2012	10.65842	12.22088	5,484
01/01/2013 to 12/31/2013	12.22088	16.98935	7,064
01/01/2014 to 12/31/2014	16.98935	19.00188	3,620
01/01/2015 to 12/31/2015	19.00188	17.55329	1,905
01/01/2016 to 12/31/2016	17.55329	20.31740	1,072
01/01/2017 to 12/31/2017	20.31740	22.63368	2,252
01/01/2018 to 12/31/2018	22.63368	18.51160	1,305
01/01/2019 to 12/31/2019	18.51160	21.93030	3,863
01/01/2020 to 12/31/2020	21.93030	21.08542	3,961
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.31482	11.18744	2,787,380
01/01/2012 to 12/31/2012	11.18744	12.08780	2,965,579
01/01/2013 to 12/31/2013	12.08780	12.92344	2,448,464
01/01/2014 to 12/31/2014	12.92344	13.38204	2,360,050
01/01/2015 to 12/31/2015	13.38204	13.11913	2,069,607
01/01/2016 to 12/31/2016	13.11913	13.55324	2,006,629
01/01/2017 to 12/31/2017	13.55324	14.61302	1,846,783
01/01/2018 to 12/31/2018	14.61302	13.89754	1,674,656
01/01/2019 to 12/31/2019	13.89754	15.61036	1,745,567
01/01/2020 to 12/31/2020	15.61036	16.66964	1,685,113
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01817	10.06259	0
01/01/2012 to 12/31/2012	10.06259	10.55085	82
01/01/2013 to 12/31/2013	10.55085	10.08987	7,789
01/01/2014 to 12/31/2014	10.08987	10.47613	7,885
01/01/2015 to 12/31/2015	10.47613	10.22815	6,188
01/01/2016 to 12/31/2016	10.22815	10.43484	2,285
01/01/2017 to 12/31/2017	10.43484	10.79503	1,253
01/01/2018 to 12/31/2018	10.79503	10.48066	471
01/01/2019 to 12/31/2019	10.48066	11.26094	3,286
01/01/2020 to 12/31/2020	11.26094	11.69079	2,895
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	9.49915	8.72164	2,958,356
01/01/2012 to 12/31/2012	8.72164	9.64095	2,931,572
01/01/2013 to 12/31/2013	9.64095	11.04506	2,856,471
01/01/2014 to 12/31/2014	11.04506	11.80709	2,784,909
01/01/2015 to 12/31/2015	11.80709	11.48776	2,884,496
01/01/2016 to 12/31/2016	11.48776	12.38175	2,711,453
01/01/2017 to 12/31/2017	12.38175	14.07297	3,017,987
01/01/2018 to 12/31/2018	14.07297	12.72880	2,660,134
01/01/2019 to 12/31/2019	12.72880	14.85062	2,508,673
01/01/2020 to 12/31/2020	14.85062	15.38953	2,197,537
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	9.19572	9.31379	2,191
01/01/2012 to 12/31/2012	9.31379	10.83195	2,506
01/01/2013 to 12/31/2013	10.83195	14.04263	712
01/01/2014 to 12/31/2014	14.04263	16.11343	1,705
01/01/2015 to 12/31/2015	16.11343	16.26001	3,488
01/01/2016 to 12/31/2016	16.26001	18.28171	2,058
01/01/2017 to 12/31/2017	18.28171	21.88041	1,302
01/01/2018 to 12/31/2018	21.88041	19.65744	563
01/01/2019 to 12/31/2019	19.65744	23.95180	2,316
01/01/2020 to 12/31/2020	23.95180	22.23134	1,883

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99825	8.87224	0
01/01/2012 to 12/31/2012	8.87224	9.82808	27,035
01/01/2013 to 12/31/2013	9.82808	11.77614	28,171
01/01/2014 to 12/31/2014	11.77614	12.27770	28,331
01/01/2015 to 12/31/2015	12.27770	12.03733	31,581
01/01/2016 to 12/31/2016	12.03733	12.52956	36,309
01/01/2017 to 12/31/2017	12.52956	14.49778	40,781
01/01/2018 to 12/31/2018	14.49778	13.26452	34,716
01/01/2019 to 12/31/2019	13.26452	15.73891	32,050
01/01/2020 to 12/31/2020	15.73891	17.19115	31,416
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	12.11421	10.30454	9,086
01/01/2012 to 12/31/2012	10.30454	12.11213	12,705
01/01/2013 to 12/31/2013	12.11213	16.69652	4,812
01/01/2014 to 12/31/2014	16.69652	17.15266	13,937
01/01/2015 to 12/31/2015	17.15266	17.01573	7,428
01/01/2016 to 12/31/2016	17.01573	17.94086	1,815
01/01/2017 to 12/31/2017	17.94086	22.42793	3,160
01/01/2018 to 12/31/2018	22.42793	19.57256	1,371
01/01/2019 to 12/31/2019	19.57256	26.15099	3,287
01/01/2020 to 12/31/2020	26.15099	34.60860	2,368
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.54673	11.19338	5,290
01/01/2012 to 12/31/2012	11.19338	12.29157	7,928
01/01/2013 to 12/31/2013	12.29157	16.26529	5,663
01/01/2014 to 12/31/2014	16.26529	16.53096	6,034
01/01/2015 to 12/31/2015	16.53096	16.31014	2,424
01/01/2016 to 12/31/2016	16.31014	17.89590	5,453
01/01/2017 to 12/31/2017	17.89590	21.71043	13,426
01/01/2018 to 12/31/2018	21.71043	19.46481	6,183
01/01/2019 to 12/31/2019	19.46481	24.79466	1,164
01/01/2020 to 12/31/2020	24.79466	36.01896	742
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	12.14978	11.18351	1,973
01/01/2012 to 12/31/2012	11.18351	12.93597	2,140
01/01/2013 to 12/31/2013	12.93597	17.40023	3,369
01/01/2014 to 12/31/2014	17.40023	17.93134	780
01/01/2015 to 12/31/2015	17.93134	16.79729	512
01/01/2016 to 12/31/2016	16.79729	21.24700	250
01/01/2017 to 12/31/2017	21.24700	22.32918	560
01/01/2018 to 12/31/2018	22.32918	18.12451	235
01/01/2019 to 12/31/2019	18.12451	21.64296	729
01/01/2020 to 12/31/2020	21.64296	21.37021	730
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.37298	11.35486	1,727,428
01/01/2012 to 12/31/2012	11.35486	12.61577	1,857,530
01/01/2013 to 12/31/2013	12.61577	14.42921	2,041,161
01/01/2014 to 12/31/2014	14.42921	14.95605	2,081,429
01/01/2015 to 12/31/2015	14.95605	14.64748	2,067,033
01/01/2016 to 12/31/2016	14.64748	15.42163	1,933,294
01/01/2017 to 12/31/2017	15.42163	17.42399	1,652,086
01/01/2018 to 12/31/2018	17.42399	16.14672	1,491,584
01/01/2019 to 12/31/2019	16.14672	19.10173	1,297,531
01/01/2020 to 12/31/2020	19.10173	21.04349	1,142,429

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.94866	10.53687	4,208
01/01/2012 to 12/31/2012	10.53687	12.12848	5,446
01/01/2013 to 12/31/2013	12.12848	17.10074	3,158
01/01/2014 to 12/31/2014	17.10074	18.13790	1,534
01/01/2015 to 12/31/2015	18.13790	19.45780	914
01/01/2016 to 12/31/2016	19.45780	19.56318	1,480
01/01/2017 to 12/31/2017	19.56318	26.40885	1,135
01/01/2018 to 12/31/2018	26.40885	26.84943	763
01/01/2019 to 12/31/2019	26.84943	33.70439	2,262
01/01/2020 to 12/31/2020	33.70439	46.12944	1,188
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	9.85304	9.59855	2,850
01/01/2012 to 12/31/2012	9.59855	10.65551	222
01/01/2013 to 12/31/2013	10.65551	14.04359	690
01/01/2014 to 12/31/2014	14.04359	13.96212	96
01/01/2015 to 12/31/2015	13.96212	12.83944	63
01/01/2016 to 12/31/2016	12.83944	13.34012	20
01/01/2017 to 12/31/2017	13.34012	15.22191	48
01/01/2018 to 12/31/2018	15.22191	13.45298	18
01/01/2019 to 12/31/2019	13.45298	16.59009	3,219
01/01/2020 to 12/31/2020	16.59009	16.58026	2,985
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	15.39811	12.82550	10,499
01/01/2012 to 12/31/2012	12.82550	13.00913	14,660
01/01/2013 to 12/31/2013	13.00913	14.69414	12,567
01/01/2014 to 12/31/2014	14.69414	13.18203	8,737
01/01/2015 to 12/31/2015	13.18203	10.41997	5,203
01/01/2016 to 12/31/2016	10.41997	12.71216	5,729
01/01/2017 to 12/31/2017	12.71216	13.72798	7,735
01/01/2018 to 12/31/2018	13.72798	11.19956	3,141
01/01/2019 to 12/31/2019	11.19956	12.81300	8,610
01/01/2020 to 12/31/2020	12.81300	12.26452	9,458
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.56022	10.92663	1,018
01/01/2012 to 12/31/2012	10.92663	12.66562	1,170
01/01/2013 to 12/31/2013	12.66562	16.41830	262
01/01/2014 to 12/31/2014	16.41830	18.47873	674
01/01/2015 to 12/31/2015	18.47873	16.89426	834
01/01/2016 to 12/31/2016	16.89426	18.85427	406
01/01/2017 to 12/31/2017	18.85427	21.87900	718
01/01/2018 to 12/31/2018	21.87900	17.87665	415
01/01/2019 to 12/31/2019	17.87665	20.85081	1,210
01/01/2020 to 12/31/2020	20.85081	19.22536	1,328
AST Wellington Management Hedged Equity Portfolio
01/01/2011 to 12/31/2011	9.66907	9.13871	38,362
01/01/2012 to 12/31/2012	9.13871	9.93078	61,019
01/01/2013 to 12/31/2013	9.93078	11.71505	83,708
01/01/2014 to 12/31/2014	11.71505	12.09976	113,808
01/01/2015 to 12/31/2015	12.09976	11.77015	97,718
01/01/2016 to 12/31/2016	11.77015	12.27470	77,864
01/01/2017 to 12/31/2017	12.27470	13.65060	77,965
01/01/2018 to 12/31/2018	13.65060	12.69393	65,933
01/01/2019 to 12/31/2019	12.69393	14.98105	68,985
01/01/2020 to 12/31/2020	14.98105	15.64224	67,084

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.67324	11.07849	9,470
01/01/2012 to 12/31/2012	11.07849	11.69664	11,322
01/01/2013 to 12/31/2013	11.69664	11.27951	7,486
01/01/2014 to 12/31/2014	11.27951	11.83691	2,545
01/01/2015 to 12/31/2015	11.83691	11.73111	3,499
01/01/2016 to 12/31/2016	11.73111	12.07618	2,342
01/01/2017 to 12/31/2017	12.07618	12.56843	3,032
01/01/2018 to 12/31/2018	12.56843	12.02386	2,372
01/01/2019 to 12/31/2019	12.02386	13.21869	5,954
01/01/2020 to 12/31/2020	13.21869	13.98970	5,910
*Denotes the start date of these sub-accounts

PREMIER X SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Spousal Lifetime Five Income Benefit Only (2.30%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.35258	9.85110	4,511,499
01/01/2012 to 12/31/2012	9.85110	10.83936	4,512,237
01/01/2013 to 12/31/2013	10.83936	11.65248	3,980,717
01/01/2014 to 12/31/2014	11.65248	11.82550	3,583,697
01/01/2015 to 12/31/2015	11.82550	11.18749	3,008,438
01/01/2016 to 12/31/2016	11.18749	11.62937	2,626,719
01/01/2017 to 12/31/2017	11.62937	12.79934	2,503,499
01/01/2018 to 12/31/2018	12.79934	11.49213	1,935,828
01/01/2019 to 12/31/2019	11.49213	13.03740	1,951,549
01/01/2020 to 12/31/2020	13.03740	13.28190	1,816,669
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.68319	10.45514	1,914,200
01/01/2012 to 12/31/2012	10.45514	11.61448	2,135,086
01/01/2013 to 12/31/2013	11.61448	13.23315	2,097,823
01/01/2014 to 12/31/2014	13.23315	13.72573	1,972,645
01/01/2015 to 12/31/2015	13.72573	13.52487	1,805,559
01/01/2016 to 12/31/2016	13.52487	14.16099	1,685,939
01/01/2017 to 12/31/2017	14.16099	16.18674	1,613,406
01/01/2018 to 12/31/2018	16.18674	14.88939	1,413,090
01/01/2019 to 12/31/2019	14.88939	17.73627	1,360,968
01/01/2020 to 12/31/2020	17.73627	19.18923	1,227,145
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	9.65463	9.26641	1,175,865
01/01/2012 to 12/31/2012	9.26641	9.98915	1,264,108
01/01/2013 to 12/31/2013	9.98915	10.97919	1,082,425
01/01/2014 to 12/31/2014	10.97919	11.28386	1,011,129
01/01/2015 to 12/31/2015	11.28386	11.01184	872,108
01/01/2016 to 12/31/2016	11.01184	11.28308	784,935
01/01/2017 to 12/31/2017	11.28308	12.82058	788,567
01/01/2018 to 12/31/2018	12.82058	11.54042	518,981
01/01/2019 to 12/31/2019	11.54042	13.31694	602,529
01/01/2020 to 12/31/2020	13.31694	14.85275	499,631
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.65023	10.28464	3,425,837
01/01/2012 to 12/31/2012	10.28464	11.30707	3,544,040
01/01/2013 to 12/31/2013	11.30707	13.00353	3,396,895
01/01/2014 to 12/31/2014	13.00353	13.54010	2,787,943
01/01/2015 to 12/31/2015	13.54010	13.29865	2,639,562
01/01/2016 to 12/31/2016	13.29865	13.81917	2,492,144
01/01/2017 to 12/31/2017	13.81917	15.52303	2,317,317
01/01/2018 to 12/31/2018	15.52303	14.42350	1,981,975
01/01/2019 to 12/31/2019	14.42350	16.83700	1,754,185
01/01/2020 to 12/31/2020	16.83700	18.39532	1,543,540

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99751	9.12885	80,984
01/01/2012 to 12/31/2012	9.12885	9.98474	84,304
01/01/2013 to 12/31/2013	9.98474	10.81958	174,559
01/01/2014 to 12/31/2014	10.81958	11.09402	143,374
01/01/2015 to 12/31/2015	11.09402	10.51910	147,244
01/01/2016 to 12/31/2016	10.51910	10.99888	111,742
01/01/2017 to 12/31/2017	10.99888	12.10823	109,020
01/01/2018 to 12/31/2018	12.10823	11.20964	98,449
01/01/2019 to 12/31/2019	11.20964	12.88844	93,684
01/01/2020 to 12/31/2020	12.88844	13.19555	55,129
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	11.46655	11.46118	35,983
01/01/2012 to 12/31/2012	11.46118	11.72899	37,863
01/01/2013 to 12/31/2013	11.72899	11.21591	74,755
01/01/2014 to 12/31/2014	11.21591	10.95294	27,047
01/01/2015 to 12/31/2015	10.95294	10.75838	16,357
01/01/2016 to 12/31/2016	10.75838	10.68907	27,384
01/01/2017 to 12/31/2017	10.68907	10.62718	28,099
01/01/2018 to 12/31/2018	10.62718	10.46448	17,527
01/01/2019 to 12/31/2019	10.46448	10.70179	14,977
01/01/2020 to 12/31/2020	10.70179	10.72916	22,196
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	12.44845	12.55575	603,368
01/01/2012 to 12/31/2012	12.55575	13.41715	665,696
01/01/2013 to 12/31/2013	13.41715	12.87458	559,958
01/01/2014 to 12/31/2014	12.87458	13.11750	482,999
01/01/2015 to 12/31/2015	13.11750	12.55226	426,762
01/01/2016 to 12/31/2016	12.55226	12.78941	401,399
01/01/2017 to 12/31/2017	12.78941	13.04806	432,474
01/01/2018 to 12/31/2018	13.04806	12.66894	278,275
01/01/2019 to 12/31/2019	12.66894	13.52660	281,805
01/01/2020 to 12/31/2020	13.52660	14.19631	354,756
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.29386	9.81857	5,407,760
01/01/2012 to 12/31/2012	9.81857	10.91458	5,748,233
01/01/2013 to 12/31/2013	10.91458	13.08906	6,008,938
01/01/2014 to 12/31/2014	13.08906	13.68977	5,613,179
01/01/2015 to 12/31/2015	13.68977	13.45328	5,170,247
01/01/2016 to 12/31/2016	13.45328	14.05054	4,629,697
01/01/2017 to 12/31/2017	14.05054	16.19280	4,387,368
01/01/2018 to 12/31/2018	16.19280	14.84261	3,980,713
01/01/2019 to 12/31/2019	14.84261	17.73677	3,795,922
01/01/2020 to 12/31/2020	17.73677	19.66471	3,491,368
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99813	11.60230	60,708
01/01/2014 to 12/31/2014	11.60230	12.88496	65,602
01/01/2015 to 12/31/2015	12.88496	12.14530	44,083
01/01/2016 to 12/31/2016	12.14530	13.64122	46,861
01/01/2017 to 12/31/2017	13.64122	15.78950	54,423
01/01/2018 to 12/31/2018	15.78950	14.69713	34,460
01/01/2019 to 12/31/2019	14.69713	18.82489	53,213
01/01/2020 to 12/31/2020	18.82489	19.27132	60,563

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	9.46002	8.78163	19,788
01/01/2012 to 12/31/2012	8.78163	10.88468	22,310
01/01/2013 to 12/31/2013	10.88468	11.10256	34,587
01/01/2014 to 12/31/2014	11.10256	12.36411	22,255
01/01/2015 to 12/31/2015	12.36411	12.07532	19,929
01/01/2016 to 12/31/2016	12.07532	11.91011	15,062
01/01/2017 to 12/31/2017	11.91011	12.91053	15,649
01/01/2018 to 12/31/2018	12.91053	12.02439	13,080
01/01/2019 to 12/31/2019	12.02439	14.70739	12,925
01/01/2020 to 12/31/2020	14.70739	13.95294	11,408
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	12.88076	13.42144	29,148
01/01/2012 to 12/31/2012	13.42144	15.13273	30,903
01/01/2013 to 12/31/2013	15.13273	15.25591	37,076
01/01/2014 to 12/31/2014	15.25591	19.52324	37,677
01/01/2015 to 12/31/2015	19.52324	20.00868	23,499
01/01/2016 to 12/31/2016	20.00868	20.50180	28,934
01/01/2017 to 12/31/2017	20.50180	21.29380	23,303
01/01/2018 to 12/31/2018	21.29380	19.82275	16,534
01/01/2019 to 12/31/2019	19.82275	25.42605	16,027
01/01/2020 to 12/31/2020	25.42605	24.14901	17,897
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	10.81385	8.42811	104,981
01/01/2012 to 12/31/2012	8.42811	9.71539	134,770
01/01/2013 to 12/31/2013	9.71539	9.51805	170,990
01/01/2014 to 12/31/2014	9.51805	8.86830	166,376
01/01/2015 to 12/31/2015	8.86830	7.21876	111,108
01/01/2016 to 12/31/2016	7.21876	7.92914	78,053
01/01/2017 to 12/31/2017	7.92914	9.79598	115,741
01/01/2018 to 12/31/2018	9.79598	8.22958	84,317
01/01/2019 to 12/31/2019	8.22958	9.11844	110,569
01/01/2020 to 12/31/2020	9.11844	9.27531	198,514
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	9.68378	9.32398	998,738
01/01/2012 to 12/31/2012	9.32398	10.08333	1,031,065
01/01/2013 to 12/31/2013	10.08333	11.31154	1,005,330
01/01/2014 to 12/31/2014	11.31154	11.40557	895,614
01/01/2015 to 12/31/2015	11.40557	11.25953	810,849
01/01/2016 to 12/31/2016	11.25953	11.47513	706,674
01/01/2017 to 12/31/2017	11.47513	13.06564	707,975
01/01/2018 to 12/31/2018	13.06564	11.78114	578,295
01/01/2019 to 12/31/2019	11.78114	13.81962	574,249
01/01/2020 to 12/31/2020	13.81962	14.69213	536,463
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99938	10.05945	8,745

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	9.97940	9.70594	638,997
01/01/2012 to 12/31/2012	9.70594	10.44837	664,544
01/01/2013 to 12/31/2013	10.44837	11.21657	657,922
01/01/2014 to 12/31/2014	11.21657	11.40747	634,353
01/01/2015 to 12/31/2015	11.40747	11.04951	519,499
01/01/2016 to 12/31/2016	11.04951	11.36932	426,748
01/01/2017 to 12/31/2017	11.36932	12.47952	482,450
01/01/2018 to 12/31/2018	12.47952	11.33646	292,705
01/01/2019 to 12/31/2019	11.33646	12.85704	326,948
01/01/2020 to 12/31/2020	12.85704	13.69481	370,761
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.70578	11.59196	19,295
01/01/2012 to 12/31/2012	11.59196	13.10878	22,555
01/01/2013 to 12/31/2013	13.10878	17.78780	61,133
01/01/2014 to 12/31/2014	17.78780	18.63957	67,519
01/01/2015 to 12/31/2015	18.63957	17.21927	42,295
01/01/2016 to 12/31/2016	17.21927	20.92536	27,323
01/01/2017 to 12/31/2017	20.92536	22.94936	43,532
01/01/2018 to 12/31/2018	22.94936	19.27558	29,162
01/01/2019 to 12/31/2019	19.27558	23.10744	28,780
01/01/2020 to 12/31/2020	23.10744	23.13823	59,977
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	10.00912	9.78655	141,326
01/01/2012 to 12/31/2012	9.78655	9.56663	94,510
01/01/2013 to 12/31/2013	9.56663	9.35158	42,614
01/01/2014 to 12/31/2014	9.35158	9.14136	46,699
01/01/2015 to 12/31/2015	9.14136	8.93571	32,145
01/01/2016 to 12/31/2016	8.93571	8.73547	50,354
01/01/2017 to 12/31/2017	8.73547	8.56868	12,080
01/01/2018 to 12/31/2018	8.56868	8.48389	24,638
01/01/2019 to 12/31/2019	8.48389	8.43338	12,974
01/01/2020 to 12/31/2020	8.43338	8.26204	17,102
AST High Yield Portfolio
01/01/2011 to 12/31/2011	11.33996	11.43711	24,583
01/01/2012 to 12/31/2012	11.43711	12.73073	28,637
01/01/2013 to 12/31/2013	12.73073	13.33806	27,634
01/01/2014 to 12/31/2014	13.33806	13.37164	25,909
01/01/2015 to 12/31/2015	13.37164	12.60512	22,883
01/01/2016 to 12/31/2016	12.60512	14.21951	19,378
01/01/2017 to 12/31/2017	14.21951	14.93925	20,593
01/01/2018 to 12/31/2018	14.93925	14.31141	18,155
01/01/2019 to 12/31/2019	14.31141	16.12992	18,701
01/01/2020 to 12/31/2020	16.12992	16.18282	18,247
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	8.51795	7.97841	2,793
01/01/2012 to 12/31/2012	7.97841	9.11568	2,856
01/01/2013 to 12/31/2013	9.11568	12.46280	31,071
01/01/2014 to 12/31/2014	12.46280	13.85728	38,880
01/01/2015 to 12/31/2015	13.85728	12.48421	28,976
01/01/2016 to 12/31/2016	12.48421	14.63112	22,999
01/01/2017 to 12/31/2017	14.63112	17.04823	24,023
01/01/2018 to 12/31/2018	17.04823	14.30458	11,328
01/01/2019 to 12/31/2019	14.30458	18.11128	14,642
01/01/2020 to 12/31/2020	18.11128	17.75203	16,605

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Growth Portfolio
01/01/2011 to 12/31/2011	8.85072	7.53378	30,791
01/01/2012 to 12/31/2012	7.53378	8.86389	37,956
01/01/2013 to 12/31/2013	8.86389	10.31589	37,684
01/01/2014 to 12/31/2014	10.31589	9.52677	37,774
01/01/2015 to 12/31/2015	9.52677	9.60572	34,308
01/01/2016 to 12/31/2016	9.60572	9.03541	30,878
01/01/2017 to 12/31/2017	9.03541	11.96189	25,313
01/01/2018 to 12/31/2018	11.96189	10.13284	29,299
01/01/2019 to 12/31/2019	10.13284	13.08567	29,811
01/01/2020 to 12/31/2020	13.08567	16.79793	32,714
AST International Value Portfolio
01/01/2011 to 12/31/2011	9.45037	8.07874	25,333
01/01/2012 to 12/31/2012	8.07874	9.21373	32,623
01/01/2013 to 12/31/2013	9.21373	10.75994	33,814
01/01/2014 to 12/31/2014	10.75994	9.81286	31,209
01/01/2015 to 12/31/2015	9.81286	9.67056	32,612
01/01/2016 to 12/31/2016	9.67056	9.50854	38,375
01/01/2017 to 12/31/2017	9.50854	11.41590	35,449
01/01/2018 to 12/31/2018	11.41590	9.35725	22,529
01/01/2019 to 12/31/2019	9.35725	10.97838	21,854
01/01/2020 to 12/31/2020	10.97838	10.66641	27,719
AST Investment Grade Bond Portfolio
01/01/2011 to 12/31/2011	11.73376	12.89793	3,863,808
01/01/2012 to 12/31/2012	12.89793	13.79278	1,572,043
01/01/2013 to 12/31/2013	13.79278	13.05358	429,073
01/01/2014 to 12/31/2014	13.05358	13.61868	538,817
01/01/2015 to 12/31/2015	13.61868	13.46870	1,832,543
01/01/2016 to 12/31/2016	13.46870	13.72014	2,232,963
01/01/2017 to 12/31/2017	13.72014	13.99076	1,288,763
01/01/2018 to 12/31/2018	13.99076	13.63796	3,691,253
01/01/2019 to 12/31/2019	13.63796	14.82855	1,613,172
01/01/2020 to 12/31/2020	14.82855	16.88216	1,098,318
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	9.79553	9.52105	590,661
01/01/2012 to 12/31/2012	9.52105	10.57078	712,315
01/01/2013 to 12/31/2013	10.57078	12.01556	772,774
01/01/2014 to 12/31/2014	12.01556	12.49292	733,956
01/01/2015 to 12/31/2015	12.49292	12.08400	707,422
01/01/2016 to 12/31/2016	12.08400	12.42930	647,721
01/01/2017 to 12/31/2017	12.42930	14.21077	664,422
01/01/2018 to 12/31/2018	14.21077	12.86556	504,081
01/01/2019 to 12/31/2019	12.86556	15.01988	572,526
01/01/2020 to 12/31/2020	15.01988	16.61433	554,222
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	10.85122	9.63698	79,641
01/01/2012 to 12/31/2012	9.63698	11.48382	88,347
01/01/2013 to 12/31/2013	11.48382	12.94997	139,829
01/01/2014 to 12/31/2014	12.94997	11.85292	132,671
01/01/2015 to 12/31/2015	11.85292	11.26253	116,224
01/01/2016 to 12/31/2016	11.26253	11.22263	100,496
01/01/2017 to 12/31/2017	11.22263	14.22205	94,195
01/01/2018 to 12/31/2018	14.22205	11.47211	85,846
01/01/2019 to 12/31/2019	11.47211	14.26703	90,057
01/01/2020 to 12/31/2020	14.26703	15.77038	87,161

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	11.52951	11.29693	465,852
01/01/2012 to 12/31/2012	11.29693	12.22630	488,641
01/01/2013 to 12/31/2013	12.22630	13.27000	471,230
01/01/2014 to 12/31/2014	13.27000	13.67845	432,935
01/01/2015 to 12/31/2015	13.67845	13.34643	363,490
01/01/2016 to 12/31/2016	13.34643	13.54783	326,709
01/01/2017 to 12/31/2017	13.54783	14.85208	321,592
01/01/2018 to 12/31/2018	14.85208	13.77216	278,370
01/01/2019 to 12/31/2019	13.77216	15.42925	271,926
01/01/2020 to 12/31/2020	15.42925	16.79453	257,167
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.18859	11.00994	4,099
01/01/2012 to 12/31/2012	11.00994	12.39649	4,790
01/01/2013 to 12/31/2013	12.39649	16.54020	3,186
01/01/2014 to 12/31/2014	16.54020	17.70496	3,105
01/01/2015 to 12/31/2015	17.70496	19.14731	5,461
01/01/2016 to 12/31/2016	19.14731	18.44363	5,320
01/01/2017 to 12/31/2017	18.44363	24.49033	3,466
01/01/2018 to 12/31/2018	24.49033	23.55088	4,349
01/01/2019 to 12/31/2019	23.55088	30.52702	1,723
01/01/2020 to 12/31/2020	30.52702	45.96695	2,716
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.44883	10.12099	82,837
01/01/2012 to 12/31/2012	10.12099	11.10653	100,725
01/01/2013 to 12/31/2013	11.10653	14.83180	91,008
01/01/2014 to 12/31/2014	14.83180	16.03371	175,341
01/01/2015 to 12/31/2015	16.03371	17.25179	119,812
01/01/2016 to 12/31/2016	17.25179	17.80519	100,572
01/01/2017 to 12/31/2017	17.80519	23.14812	88,687
01/01/2018 to 12/31/2018	23.14812	22.01660	74,330
01/01/2019 to 12/31/2019	22.01660	28.32908	70,430
01/01/2020 to 12/31/2020	28.32908	36.44094	58,943
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	12.30530	11.65219	67,237
01/01/2012 to 12/31/2012	11.65219	14.01846	113,194
01/01/2013 to 12/31/2013	14.01846	17.49024	130,064
01/01/2014 to 12/31/2014	17.49024	17.71763	123,917
01/01/2015 to 12/31/2015	17.71763	17.06538	124,614
01/01/2016 to 12/31/2016	17.06538	17.86899	139,881
01/01/2017 to 12/31/2017	17.86899	21.63287	131,765
01/01/2018 to 12/31/2018	21.63287	19.12377	117,369
01/01/2019 to 12/31/2019	19.12377	24.29410	105,363
01/01/2020 to 12/31/2020	24.29410	27.11512	98,684
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99814	10.28113	48,057
01/01/2013 to 12/31/2013	10.28113	11.95086	39,921
01/01/2014 to 12/31/2014	11.95086	12.28242	35,666
01/01/2015 to 12/31/2015	12.28242	11.85721	32,327
01/01/2016 to 12/31/2016	11.85721	12.09208	121,037
01/01/2017 to 12/31/2017	12.09208	13.77046	29,496
01/01/2018 to 12/31/2018	13.77046	12.34533	23,266
01/01/2019 to 12/31/2019	12.34533	14.81482	29,050
01/01/2020 to 12/31/2020	14.81482	15.91155	25,155

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.76895	10.46467	14,878
01/01/2012 to 12/31/2012	10.46467	11.97661	15,312
01/01/2013 to 12/31/2013	11.97661	16.00478	21,911
01/01/2014 to 12/31/2014	16.00478	17.00761	18,794
01/01/2015 to 12/31/2015	17.00761	17.82712	14,334
01/01/2016 to 12/31/2016	17.82712	17.76025	10,499
01/01/2017 to 12/31/2017	17.76025	22.69364	11,174
01/01/2018 to 12/31/2018	22.69364	22.65745	7,911
01/01/2019 to 12/31/2019	22.65745	30.51546	11,087
01/01/2020 to 12/31/2020	30.51546	38.92070	16,483
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99814	10.17373	0
01/01/2013 to 12/31/2013	10.17373	13.37657	0
01/01/2014 to 12/31/2014	13.37657	14.41184	5,230
01/01/2015 to 12/31/2015	14.41184	13.98584	5,519
01/01/2016 to 12/31/2016	13.98584	15.51038	10,294
01/01/2017 to 12/31/2017	15.51038	17.79184	17,979
01/01/2018 to 12/31/2018	17.79184	15.62439	16,183
01/01/2019 to 12/31/2019	15.62439	19.75539	21,568
01/01/2020 to 12/31/2020	19.75539	20.06322	26,758
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	13.27803	12.59342	48,591
01/01/2012 to 12/31/2012	12.59342	14.72440	80,352
01/01/2013 to 12/31/2013	14.72440	19.02687	82,634
01/01/2014 to 12/31/2014	19.02687	20.74304	77,925
01/01/2015 to 12/31/2015	20.74304	19.12377	103,517
01/01/2016 to 12/31/2016	19.12377	19.00229	109,615
01/01/2017 to 12/31/2017	19.00229	23.60877	102,500
01/01/2018 to 12/31/2018	23.60877	22.07149	94,667
01/01/2019 to 12/31/2019	22.07149	28.08129	87,830
01/01/2020 to 12/31/2020	28.08129	37.01335	75,411
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.06988	10.55254	65,485
01/01/2012 to 12/31/2012	10.55254	12.08173	104,204
01/01/2013 to 12/31/2013	12.08173	16.77143	156,285
01/01/2014 to 12/31/2014	16.77143	18.73061	143,373
01/01/2015 to 12/31/2015	18.73061	17.27731	118,621
01/01/2016 to 12/31/2016	17.27731	19.96877	103,998
01/01/2017 to 12/31/2017	19.96877	22.21279	111,209
01/01/2018 to 12/31/2018	22.21279	18.14057	101,239
01/01/2019 to 12/31/2019	18.14057	21.45934	101,828
01/01/2020 to 12/31/2020	21.45934	20.60231	113,458
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.23093	11.08818	1,648,105
01/01/2012 to 12/31/2012	11.08818	11.96291	1,806,643
01/01/2013 to 12/31/2013	11.96291	12.77116	1,623,563
01/01/2014 to 12/31/2014	12.77116	13.20504	1,494,637
01/01/2015 to 12/31/2015	13.20504	12.92658	1,324,645
01/01/2016 to 12/31/2016	12.92658	13.33482	1,221,571
01/01/2017 to 12/31/2017	13.33482	14.35636	1,068,870
01/01/2018 to 12/31/2018	14.35636	13.63327	840,103
01/01/2019 to 12/31/2019	13.63327	15.29112	818,245
01/01/2020 to 12/31/2020	15.29112	16.30479	749,275

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01805	10.06005	1,282
01/01/2012 to 12/31/2012	10.06005	10.53264	1,648
01/01/2013 to 12/31/2013	10.53264	10.05767	112,440
01/01/2014 to 12/31/2014	10.05767	10.42743	109,431
01/01/2015 to 12/31/2015	10.42743	10.16564	45,105
01/01/2016 to 12/31/2016	10.16564	10.35587	5,464
01/01/2017 to 12/31/2017	10.35587	10.69771	8,439
01/01/2018 to 12/31/2018	10.69771	10.37086	9,589
01/01/2019 to 12/31/2019	10.37086	11.12658	16,304
01/01/2020 to 12/31/2020	11.12658	11.53444	46,165
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	9.43250	8.64767	1,594,603
01/01/2012 to 12/31/2012	8.64767	9.54508	1,783,198
01/01/2013 to 12/31/2013	9.54508	10.91902	1,446,643
01/01/2014 to 12/31/2014	10.91902	11.65528	1,396,560
01/01/2015 to 12/31/2015	11.65528	11.32346	2,405,897
01/01/2016 to 12/31/2016	11.32346	12.18680	2,168,015
01/01/2017 to 12/31/2017	12.18680	13.83124	3,636,303
01/01/2018 to 12/31/2018	13.83124	12.49157	2,498,482
01/01/2019 to 12/31/2019	12.49157	14.55255	2,936,592
01/01/2020 to 12/31/2020	14.55255	15.05850	2,756,802
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	9.11744	9.22101	34,037
01/01/2012 to 12/31/2012	9.22101	10.70831	40,383
01/01/2013 to 12/31/2013	10.70831	13.86199	57,740
01/01/2014 to 12/31/2014	13.86199	15.88287	47,998
01/01/2015 to 12/31/2015	15.88287	16.00374	38,376
01/01/2016 to 12/31/2016	16.00374	17.96739	41,697
01/01/2017 to 12/31/2017	17.96739	21.47283	50,599
01/01/2018 to 12/31/2018	21.47283	19.26283	39,303
01/01/2019 to 12/31/2019	19.26283	23.43651	44,938
01/01/2020 to 12/31/2020	23.43651	21.72116	37,370
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99813	8.86352	0
01/01/2012 to 12/31/2012	8.86352	9.80389	0
01/01/2013 to 12/31/2013	9.80389	11.73000	0
01/01/2014 to 12/31/2014	11.73000	12.21170	0
01/01/2015 to 12/31/2015	12.21170	11.95509	36,141
01/01/2016 to 12/31/2016	11.95509	12.42572	21,542
01/01/2017 to 12/31/2017	12.42572	14.35673	21,324
01/01/2018 to 12/31/2018	14.35673	13.11618	19,795
01/01/2019 to 12/31/2019	13.11618	15.54009	18,832
01/01/2020 to 12/31/2020	15.54009	16.94908	17,610
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	12.01118	10.20193	29,595
01/01/2012 to 12/31/2012	10.20193	11.97389	31,151
01/01/2013 to 12/31/2013	11.97389	16.48166	60,143
01/01/2014 to 12/31/2014	16.48166	16.90710	50,003
01/01/2015 to 12/31/2015	16.90710	16.74749	35,438
01/01/2016 to 12/31/2016	16.74749	17.63221	26,957
01/01/2017 to 12/31/2017	17.63221	22.00983	24,847
01/01/2018 to 12/31/2018	22.00983	19.17935	20,104
01/01/2019 to 12/31/2019	19.17935	25.58796	20,878
01/01/2020 to 12/31/2020	25.58796	33.81389	17,503

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.46782	11.10068	27,464
01/01/2012 to 12/31/2012	11.10068	12.17187	46,563
01/01/2013 to 12/31/2013	12.17187	16.08335	50,452
01/01/2014 to 12/31/2014	16.08335	16.32209	48,610
01/01/2015 to 12/31/2015	16.32209	16.08047	40,481
01/01/2016 to 12/31/2016	16.08047	17.61819	35,372
01/01/2017 to 12/31/2017	17.61819	21.34231	33,272
01/01/2018 to 12/31/2018	21.34231	19.10656	31,479
01/01/2019 to 12/31/2019	19.10656	24.30257	28,665
01/01/2020 to 12/31/2020	24.30257	35.25221	24,368
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	12.04659	11.07233	7,017
01/01/2012 to 12/31/2012	11.07233	12.78859	9,087
01/01/2013 to 12/31/2013	12.78859	17.17681	9,357
01/01/2014 to 12/31/2014	17.17681	17.67519	9,046
01/01/2015 to 12/31/2015	17.67519	16.53298	8,229
01/01/2016 to 12/31/2016	16.53298	20.88206	8,001
01/01/2017 to 12/31/2017	20.88206	21.91353	11,254
01/01/2018 to 12/31/2018	21.91353	17.76081	9,956
01/01/2019 to 12/31/2019	17.76081	21.17760	17,001
01/01/2020 to 12/31/2020	21.17760	20.87985	17,038
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.27647	11.24209	1,517,587
01/01/2012 to 12/31/2012	11.24209	12.47207	1,598,339
01/01/2013 to 12/31/2013	12.47207	14.24387	1,545,629
01/01/2014 to 12/31/2014	14.24387	14.74231	1,456,615
01/01/2015 to 12/31/2015	14.74231	14.41688	1,533,910
01/01/2016 to 12/31/2016	14.41688	15.15673	1,427,868
01/01/2017 to 12/31/2017	15.15673	17.09970	1,369,903
01/01/2018 to 12/31/2018	17.09970	15.82279	1,117,764
01/01/2019 to 12/31/2019	15.82279	18.69112	1,088,777
01/01/2020 to 12/31/2020	18.69112	20.56100	982,495
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.87354	10.44927	96,780
01/01/2012 to 12/31/2012	10.44927	12.00993	170,072
01/01/2013 to 12/31/2013	12.00993	16.90868	171,872
01/01/2014 to 12/31/2014	16.90868	17.90792	180,790
01/01/2015 to 12/31/2015	17.90792	19.18285	154,935
01/01/2016 to 12/31/2016	19.18285	19.25852	162,953
01/01/2017 to 12/31/2017	19.25852	25.95948	144,026
01/01/2018 to 12/31/2018	25.95948	26.35364	127,734
01/01/2019 to 12/31/2019	26.35364	33.03352	121,668
01/01/2020 to 12/31/2020	33.03352	45.14503	108,898
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	9.76915	9.50286	16,188
01/01/2012 to 12/31/2012	9.50286	10.53358	19,902
01/01/2013 to 12/31/2013	10.53358	13.86255	24,280
01/01/2014 to 12/31/2014	13.86255	13.76195	25,800
01/01/2015 to 12/31/2015	13.76195	12.63674	13,707
01/01/2016 to 12/31/2016	12.63674	13.11041	10,466
01/01/2017 to 12/31/2017	13.11041	14.93795	11,823
01/01/2018 to 12/31/2018	14.93795	13.18246	6,172
01/01/2019 to 12/31/2019	13.18246	16.23257	196,696
01/01/2020 to 12/31/2020	16.23257	16.19924	213,386

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	15.26697	12.69771	49,337
01/01/2012 to 12/31/2012	12.69771	12.86055	69,274
01/01/2013 to 12/31/2013	12.86055	14.50493	39,702
01/01/2014 to 12/31/2014	14.50493	12.99312	39,180
01/01/2015 to 12/31/2015	12.99312	10.25545	33,231
01/01/2016 to 12/31/2016	10.25545	12.49314	31,551
01/01/2017 to 12/31/2017	12.49314	13.47179	34,598
01/01/2018 to 12/31/2018	13.47179	10.97430	27,960
01/01/2019 to 12/31/2019	10.97430	12.53689	33,590
01/01/2020 to 12/31/2020	12.53689	11.98273	39,325
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.46229	10.81819	9,906
01/01/2012 to 12/31/2012	10.81819	12.52141	8,944
01/01/2013 to 12/31/2013	12.52141	16.20755	8,997
01/01/2014 to 12/31/2014	16.20755	18.21469	6,848
01/01/2015 to 12/31/2015	18.21469	16.62837	7,102
01/01/2016 to 12/31/2016	16.62837	18.53040	6,084
01/01/2017 to 12/31/2017	18.53040	21.47165	7,771
01/01/2018 to 12/31/2018	21.47165	17.51789	8,735
01/01/2019 to 12/31/2019	17.51789	20.40244	11,221
01/01/2020 to 12/31/2020	20.40244	18.78440	12,278
AST Wellington Management Hedged Equity Portfolio
01/01/2011 to 12/31/2011	9.59753	9.05781	73,122
01/01/2012 to 12/31/2012	9.05781	9.82842	83,022
01/01/2013 to 12/31/2013	9.82842	11.57734	151,360
01/01/2014 to 12/31/2014	11.57734	11.93989	200,960
01/01/2015 to 12/31/2015	11.93989	11.59757	181,835
01/01/2016 to 12/31/2016	11.59757	12.07709	165,416
01/01/2017 to 12/31/2017	12.07709	13.41113	133,127
01/01/2018 to 12/31/2018	13.41113	12.45289	99,137
01/01/2019 to 12/31/2019	12.45289	14.67496	107,314
01/01/2020 to 12/31/2020	14.67496	15.30020	101,281
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.62443	11.01173	115,301
01/01/2012 to 12/31/2012	11.01173	11.60902	179,664
01/01/2013 to 12/31/2013	11.60902	11.17857	230,627
01/01/2014 to 12/31/2014	11.17857	11.71370	252,993
01/01/2015 to 12/31/2015	11.71370	11.59188	251,962
01/01/2016 to 12/31/2016	11.59188	11.91542	296,726
01/01/2017 to 12/31/2017	11.91542	12.38292	331,251
01/01/2018 to 12/31/2018	12.38292	11.82894	294,940
01/01/2019 to 12/31/2019	11.82894	12.98541	315,228
01/01/2020 to 12/31/2020	12.98541	13.72273	318,815
*Denotes the start date of these sub-accounts

PREMIER X SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With Combo 5%/HAV 80 bps (2.35%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.32669	9.82155	4,134,047
01/01/2012 to 12/31/2012	9.82155	10.80162	4,142,341
01/01/2013 to 12/31/2013	10.80162	11.60621	3,797,166
01/01/2014 to 12/31/2014	11.60621	11.77279	3,432,204
01/01/2015 to 12/31/2015	11.77279	11.13221	2,813,985
01/01/2016 to 12/31/2016	11.13221	11.56641	2,451,311
01/01/2017 to 12/31/2017	11.56641	12.72382	2,392,959
01/01/2018 to 12/31/2018	12.72382	11.41877	1,786,900
01/01/2019 to 12/31/2019	11.41877	12.94782	1,828,330
01/01/2020 to 12/31/2020	12.94782	13.18407	1,737,407
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.65815	10.42545	1,631,826
01/01/2012 to 12/31/2012	10.42545	11.57599	1,978,813
01/01/2013 to 12/31/2013	11.57599	13.18283	2,018,738
01/01/2014 to 12/31/2014	13.18283	13.66683	1,951,682
01/01/2015 to 12/31/2015	13.66683	13.46036	1,741,875
01/01/2016 to 12/31/2016	13.46036	14.08661	1,666,574
01/01/2017 to 12/31/2017	14.08661	16.09375	1,591,236
01/01/2018 to 12/31/2018	16.09375	14.79670	1,297,763
01/01/2019 to 12/31/2019	14.79670	17.61722	1,320,057
01/01/2020 to 12/31/2020	17.61722	19.05100	1,241,304
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	9.64205	9.24995	1,328,344
01/01/2012 to 12/31/2012	9.24995	9.96648	1,332,263
01/01/2013 to 12/31/2013	9.96648	10.94893	1,233,948
01/01/2014 to 12/31/2014	10.94893	11.24736	1,214,888
01/01/2015 to 12/31/2015	11.24736	10.97077	892,934
01/01/2016 to 12/31/2016	10.97077	11.23558	759,049
01/01/2017 to 12/31/2017	11.23558	12.76040	875,626
01/01/2018 to 12/31/2018	12.76040	11.48054	504,354
01/01/2019 to 12/31/2019	11.48054	13.24136	589,459
01/01/2020 to 12/31/2020	13.24136	14.76134	641,069
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.62384	10.25414	6,755,067
01/01/2012 to 12/31/2012	10.25414	11.26816	6,690,157
01/01/2013 to 12/31/2013	11.26816	12.95246	6,282,078
01/01/2014 to 12/31/2014	12.95246	13.48039	5,747,290
01/01/2015 to 12/31/2015	13.48039	13.23357	5,369,752
01/01/2016 to 12/31/2016	13.23357	13.74472	4,898,675
01/01/2017 to 12/31/2017	13.74472	15.43187	4,553,644
01/01/2018 to 12/31/2018	15.43187	14.33167	3,829,255
01/01/2019 to 12/31/2019	14.33167	16.72161	3,636,776
01/01/2020 to 12/31/2020	16.72161	18.26034	3,284,626

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99745	9.12583	2,850,644
01/01/2012 to 12/31/2012	9.12583	9.97661	2,504,221
01/01/2013 to 12/31/2013	9.97661	10.80546	2,282,040
01/01/2014 to 12/31/2014	10.80546	11.07411	2,068,351
01/01/2015 to 12/31/2015	11.07411	10.49517	1,920,684
01/01/2016 to 12/31/2016	10.49517	10.96853	1,703,801
01/01/2017 to 12/31/2017	10.96853	12.06902	1,558,753
01/01/2018 to 12/31/2018	12.06902	11.16799	1,337,724
01/01/2019 to 12/31/2019	11.16799	12.83434	1,225,645
01/01/2020 to 12/31/2020	12.83434	13.13378	1,135,862
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	11.43373	11.42279	31,043
01/01/2012 to 12/31/2012	11.42279	11.68410	30,695
01/01/2013 to 12/31/2013	11.68410	11.16763	37,201
01/01/2014 to 12/31/2014	11.16763	10.90064	14,556
01/01/2015 to 12/31/2015	10.90064	10.70185	11,511
01/01/2016 to 12/31/2016	10.70185	10.62784	10,629
01/01/2017 to 12/31/2017	10.62784	10.56123	7,090
01/01/2018 to 12/31/2018	10.56123	10.39441	7,873
01/01/2019 to 12/31/2019	10.39441	10.62492	31,629
01/01/2020 to 12/31/2020	10.62492	10.64693	7,749
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	12.41950	12.52048	562,150
01/01/2012 to 12/31/2012	12.52048	13.37279	636,413
01/01/2013 to 12/31/2013	13.37279	12.82563	565,790
01/01/2014 to 12/31/2014	12.82563	13.06139	483,706
01/01/2015 to 12/31/2015	13.06139	12.49241	337,149
01/01/2016 to 12/31/2016	12.49241	12.72222	338,598
01/01/2017 to 12/31/2017	12.72222	12.97300	368,575
01/01/2018 to 12/31/2018	12.97300	12.58984	295,791
01/01/2019 to 12/31/2019	12.58984	13.43558	352,393
01/01/2020 to 12/31/2020	13.43558	14.09398	411,818
AST Bond Portfolio 2021
01/01/2011 to 12/31/2011	10.95270	12.87421	34,741
01/01/2012 to 12/31/2012	12.87421	13.43279	8,558
01/01/2013 to 12/31/2013	13.43279	12.20553	0
01/01/2014 to 12/31/2014	12.20553	12.84121	0
01/01/2015 to 12/31/2015	12.84121	12.77011	0
01/01/2016 to 12/31/2016	12.77011	12.73121	0
01/01/2017 to 12/31/2017	12.73121	12.63618	0
01/01/2018 to 12/31/2018	12.63618	12.35276	0
01/01/2019 to 12/31/2019	12.35276	12.68079	0
01/01/2020 to 12/31/2020	12.68079	12.78001	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	9.99809	11.96009	78,715
01/01/2012 to 12/31/2012	11.96009	12.36832	47,478
01/01/2013 to 12/31/2013	12.36832	10.90661	0
01/01/2014 to 12/31/2014	10.90661	11.76109	0
01/01/2015 to 12/31/2015	11.76109	11.73190	0
01/01/2016 to 12/31/2016	11.73190	11.67243	0
01/01/2017 to 12/31/2017	11.67243	11.58403	0
01/01/2018 to 12/31/2018	11.58403	11.29996	3,188
01/01/2019 to 12/31/2019	11.29996	11.69093	3,185
01/01/2020 to 12/31/2020	11.69093	11.99461	3,182

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	9.99746	10.34627	68,897
01/01/2013 to 12/31/2013	10.34627	9.07766	207,444
01/01/2014 to 12/31/2014	9.07766	9.98847	53,885
01/01/2015 to 12/31/2015	9.98847	10.02347	0
01/01/2016 to 12/31/2016	10.02347	9.98088	0
01/01/2017 to 12/31/2017	9.98088	9.91768	0
01/01/2018 to 12/31/2018	9.91768	9.66318	7,233
01/01/2019 to 12/31/2019	9.66318	10.05586	35,454
01/01/2020 to 12/31/2020	10.05586	10.49017	35,447
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	9.99873	8.70520	56,592
01/01/2014 to 12/31/2014	8.70520	9.74626	29,841
01/01/2015 to 12/31/2015	9.74626	9.79288	0
01/01/2016 to 12/31/2016	9.79288	9.75095	0
01/01/2017 to 12/31/2017	9.75095	9.68796	0
01/01/2018 to 12/31/2018	9.68796	9.40339	0
01/01/2019 to 12/31/2019	9.40339	9.91847	0
01/01/2020 to 12/31/2020	9.91847	10.52941	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	9.99873	11.24581	55,718
01/01/2015 to 12/31/2015	11.24581	11.20715	143,079
01/01/2016 to 12/31/2016	11.20715	11.22099	0
01/01/2017 to 12/31/2017	11.22099	11.16462	0
01/01/2018 to 12/31/2018	11.16462	10.82672	0
01/01/2019 to 12/31/2019	10.82672	11.50026	0
01/01/2020 to 12/31/2020	11.50026	12.51121	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	9.99873	9.88754	27,587
01/01/2016 to 12/31/2016	9.88754	9.86158	152,811
01/01/2017 to 12/31/2017	9.86158	9.86905	91,703
01/01/2018 to 12/31/2018	9.86905	9.54088	123,764
01/01/2019 to 12/31/2019	9.54088	10.25669	81,867
01/01/2020 to 12/31/2020	10.25669	11.09116	7,855
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	9.99746	9.82967	79,511
01/01/2017 to 12/31/2017	9.82967	9.86246	43,146
01/01/2018 to 12/31/2018	9.86246	9.51354	51,861
01/01/2019 to 12/31/2019	9.51354	10.28850	38,053
01/01/2020 to 12/31/2020	10.28850	11.24545	30,496
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	9.99745	9.98593	0
01/01/2018 to 12/31/2018	9.98593	9.55484	2,897
01/01/2019 to 12/31/2019	9.55484	10.41732	0
01/01/2020 to 12/31/2020	10.41732	11.67253	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	9.99745	9.61279	0
01/01/2019 to 12/31/2019	9.61279	10.54705	1,088
01/01/2020 to 12/31/2020	10.54705	11.98366	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	9.99873	11.17740	5,817
01/01/2020 to 12/31/2020	11.17740	12.50560	5,781
AST Bond Portfolio 2031
01/02/2020* to 12/31/2020	9.99873	11.06019	77,091

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.26814	9.78927	5,138,561
01/01/2012 to 12/31/2012	9.78927	10.87660	5,417,142
01/01/2013 to 12/31/2013	10.87660	13.03710	5,557,153
01/01/2014 to 12/31/2014	13.03710	13.62879	5,356,872
01/01/2015 to 12/31/2015	13.62879	13.38682	5,069,963
01/01/2016 to 12/31/2016	13.38682	13.97427	4,509,006
01/01/2017 to 12/31/2017	13.97427	16.09701	4,373,177
01/01/2018 to 12/31/2018	16.09701	14.74751	3,615,960
01/01/2019 to 12/31/2019	14.74751	17.61457	3,557,972
01/01/2020 to 12/31/2020	17.61457	19.51970	3,143,323
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99809	11.59758	849
01/01/2014 to 12/31/2014	11.59758	12.87345	4,712
01/01/2015 to 12/31/2015	12.87345	12.12859	7,341
01/01/2016 to 12/31/2016	12.12859	13.61584	20,160
01/01/2017 to 12/31/2017	13.61584	15.75254	22,442
01/01/2018 to 12/31/2018	15.75254	14.65545	15,138
01/01/2019 to 12/31/2019	14.65545	18.76233	18,545
01/01/2020 to 12/31/2020	18.76233	19.19794	21,709
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	9.44866	8.76681	15,171
01/01/2012 to 12/31/2012	8.76681	10.86107	13,808
01/01/2013 to 12/31/2013	10.86107	11.07301	21,789
01/01/2014 to 12/31/2014	11.07301	12.32515	21,433
01/01/2015 to 12/31/2015	12.32515	12.03126	18,025
01/01/2016 to 12/31/2016	12.03126	11.86093	18,070
01/01/2017 to 12/31/2017	11.86093	12.85092	18,090
01/01/2018 to 12/31/2018	12.85092	11.96295	12,164
01/01/2019 to 12/31/2019	11.96295	14.62513	12,913
01/01/2020 to 12/31/2020	14.62513	13.86823	14,115
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	12.84404	13.37666	16,530
01/01/2012 to 12/31/2012	13.37666	15.07483	28,389
01/01/2013 to 12/31/2013	15.07483	15.19011	31,471
01/01/2014 to 12/31/2014	15.19011	19.42952	32,625
01/01/2015 to 12/31/2015	19.42952	19.90293	31,505
01/01/2016 to 12/31/2016	19.90293	20.38351	21,884
01/01/2017 to 12/31/2017	20.38351	21.16069	24,076
01/01/2018 to 12/31/2018	21.16069	19.68920	15,501
01/01/2019 to 12/31/2019	19.68920	25.24243	18,483
01/01/2020 to 12/31/2020	25.24243	23.96281	18,748
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	10.80079	8.41374	50,301
01/01/2012 to 12/31/2012	8.41374	9.69414	54,593
01/01/2013 to 12/31/2013	9.69414	9.49268	54,655
01/01/2014 to 12/31/2014	9.49268	8.84038	55,555
01/01/2015 to 12/31/2015	8.84038	7.19247	46,187
01/01/2016 to 12/31/2016	7.19247	7.89648	61,401
01/01/2017 to 12/31/2017	7.89648	9.75083	68,302
01/01/2018 to 12/31/2018	9.75083	8.18757	52,458
01/01/2019 to 12/31/2019	8.18757	9.06741	66,691
01/01/2020 to 12/31/2020	9.06741	9.21887	80,989

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	9.66094	9.29742	1,212,660
01/01/2012 to 12/31/2012	9.29742	10.04957	1,337,469
01/01/2013 to 12/31/2013	10.04957	11.26814	1,394,472
01/01/2014 to 12/31/2014	11.26814	11.35634	1,202,583
01/01/2015 to 12/31/2015	11.35634	11.20544	1,064,247
01/01/2016 to 12/31/2016	11.20544	11.41444	891,401
01/01/2017 to 12/31/2017	11.41444	12.99017	891,340
01/01/2018 to 12/31/2018	12.99017	11.70739	591,506
01/01/2019 to 12/31/2019	11.70739	13.72637	689,600
01/01/2020 to 12/31/2020	13.72637	14.58587	659,577
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99937	10.05873	14,235
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	9.96633	9.68853	900,579
01/01/2012 to 12/31/2012	9.68853	10.42454	918,297
01/01/2013 to 12/31/2013	10.42454	11.18541	953,392
01/01/2014 to 12/31/2014	11.18541	11.37022	871,276
01/01/2015 to 12/31/2015	11.37022	11.00810	605,963
01/01/2016 to 12/31/2016	11.00810	11.32121	522,166
01/01/2017 to 12/31/2017	11.32121	12.42074	561,107
01/01/2018 to 12/31/2018	12.42074	11.27757	342,776
01/01/2019 to 12/31/2019	11.27757	12.78402	415,628
01/01/2020 to 12/31/2020	12.78402	13.61033	424,986
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.69193	11.57271	23,172
01/01/2012 to 12/31/2012	11.57271	13.08049	35,071
01/01/2013 to 12/31/2013	13.08049	17.74064	48,948
01/01/2014 to 12/31/2014	17.74064	18.58087	47,509
01/01/2015 to 12/31/2015	18.58087	17.15671	41,248
01/01/2016 to 12/31/2016	17.15671	20.83931	38,515
01/01/2017 to 12/31/2017	20.83931	22.84387	34,273
01/01/2018 to 12/31/2018	22.84387	19.17753	27,069
01/01/2019 to 12/31/2019	19.17753	22.97855	29,983
01/01/2020 to 12/31/2020	22.97855	22.99804	32,560
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	9.98629	9.75943	113,130
01/01/2012 to 12/31/2012	9.75943	9.53559	126,339
01/01/2013 to 12/31/2013	9.53559	9.31663	111,479
01/01/2014 to 12/31/2014	9.31663	9.10274	151,301
01/01/2015 to 12/31/2015	9.10274	8.89362	144,924
01/01/2016 to 12/31/2016	8.89362	8.69004	137,626
01/01/2017 to 12/31/2017	8.69004	8.51986	209,868
01/01/2018 to 12/31/2018	8.51986	8.43130	129,864
01/01/2019 to 12/31/2019	8.43130	8.37694	128,209
01/01/2020 to 12/31/2020	8.37694	8.20282	146,269

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2011 to 12/31/2011	11.30809	11.39954	14,294
01/01/2012 to 12/31/2012	11.39954	12.68259	30,841
01/01/2013 to 12/31/2013	12.68259	13.28118	41,682
01/01/2014 to 12/31/2014	13.28118	13.30812	39,198
01/01/2015 to 12/31/2015	13.30812	12.53922	29,783
01/01/2016 to 12/31/2016	12.53922	14.13826	32,671
01/01/2017 to 12/31/2017	14.13826	14.84664	51,411
01/01/2018 to 12/31/2018	14.84664	14.21585	43,271
01/01/2019 to 12/31/2019	14.21585	16.01452	35,855
01/01/2020 to 12/31/2020	16.01452	16.05924	36,331
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	8.49390	7.95195	30,546
01/01/2012 to 12/31/2012	7.95195	9.08092	31,862
01/01/2013 to 12/31/2013	9.08092	12.40905	68,723
01/01/2014 to 12/31/2014	12.40905	13.79073	83,177
01/01/2015 to 12/31/2015	13.79073	12.41825	83,747
01/01/2016 to 12/31/2016	12.41825	14.54668	77,124
01/01/2017 to 12/31/2017	14.54668	16.94164	75,671
01/01/2018 to 12/31/2018	16.94164	14.20815	66,483
01/01/2019 to 12/31/2019	14.20815	17.98033	36,505
01/01/2020 to 12/31/2020	17.98033	17.61489	41,823
AST International Growth Portfolio
01/01/2011 to 12/31/2011	8.83058	7.51292	18,018
01/01/2012 to 12/31/2012	7.51292	8.83520	22,798
01/01/2013 to 12/31/2013	8.83520	10.27745	24,575
01/01/2014 to 12/31/2014	10.27745	9.48665	25,517
01/01/2015 to 12/31/2015	9.48665	9.56059	23,824
01/01/2016 to 12/31/2016	9.56059	8.98862	22,938
01/01/2017 to 12/31/2017	8.98862	11.89437	25,147
01/01/2018 to 12/31/2018	11.89437	10.07063	17,892
01/01/2019 to 12/31/2019	10.07063	12.99901	29,394
01/01/2020 to 12/31/2020	12.99901	16.67849	26,525
AST International Value Portfolio
01/01/2011 to 12/31/2011	9.42890	8.05644	24,833
01/01/2012 to 12/31/2012	8.05644	9.18375	25,172
01/01/2013 to 12/31/2013	9.18375	10.71966	24,709
01/01/2014 to 12/31/2014	10.71966	9.77145	26,882
01/01/2015 to 12/31/2015	9.77145	9.62503	19,958
01/01/2016 to 12/31/2016	9.62503	9.45914	19,388
01/01/2017 to 12/31/2017	9.45914	11.35112	19,862
01/01/2018 to 12/31/2018	11.35112	9.29956	16,970
01/01/2019 to 12/31/2019	9.29956	10.90540	19,230
01/01/2020 to 12/31/2020	10.90540	10.59034	35,448
AST Investment Grade Bond Portfolio
01/01/2011 to 12/31/2011	11.72425	12.88118	4,385,023
01/01/2012 to 12/31/2012	12.88118	13.76813	1,804,835
01/01/2013 to 12/31/2013	13.76813	13.02394	332,249
01/01/2014 to 12/31/2014	13.02394	13.58124	447,097
01/01/2015 to 12/31/2015	13.58124	13.42506	2,280,938
01/01/2016 to 12/31/2016	13.42506	13.66902	2,915,861
01/01/2017 to 12/31/2017	13.66902	13.93188	1,406,144
01/01/2018 to 12/31/2018	13.93188	13.57390	5,390,219
01/01/2019 to 12/31/2019	13.57390	14.75168	2,123,978
01/01/2020 to 12/31/2020	14.75168	16.78646	1,224,216

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	9.78253	9.50384	395,770
01/01/2012 to 12/31/2012	9.50384	10.54658	490,907
01/01/2013 to 12/31/2013	10.54658	11.98217	531,417
01/01/2014 to 12/31/2014	11.98217	12.45210	481,989
01/01/2015 to 12/31/2015	12.45210	12.03872	380,225
01/01/2016 to 12/31/2016	12.03872	12.37664	335,978
01/01/2017 to 12/31/2017	12.37664	14.14380	347,883
01/01/2018 to 12/31/2018	14.14380	12.79863	244,793
01/01/2019 to 12/31/2019	12.79863	14.93447	280,101
01/01/2020 to 12/31/2020	14.93447	16.51177	278,905
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	10.82050	9.60488	59,517
01/01/2012 to 12/31/2012	9.60488	11.43995	66,146
01/01/2013 to 12/31/2013	11.43995	12.89430	71,291
01/01/2014 to 12/31/2014	12.89430	11.79623	66,023
01/01/2015 to 12/31/2015	11.79623	11.20321	56,919
01/01/2016 to 12/31/2016	11.20321	11.15796	49,632
01/01/2017 to 12/31/2017	11.15796	14.13314	47,920
01/01/2018 to 12/31/2018	14.13314	11.39475	33,060
01/01/2019 to 12/31/2019	11.39475	14.16391	39,624
01/01/2020 to 12/31/2020	14.16391	15.64874	46,718
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	11.49692	11.25949	657,747
01/01/2012 to 12/31/2012	11.25949	12.17972	825,471
01/01/2013 to 12/31/2013	12.17972	13.21287	785,813
01/01/2014 to 12/31/2014	13.21287	13.61293	749,969
01/01/2015 to 12/31/2015	13.61293	13.27606	623,960
01/01/2016 to 12/31/2016	13.27606	13.46978	534,611
01/01/2017 to 12/31/2017	13.46978	14.75936	530,303
01/01/2018 to 12/31/2018	14.75936	13.67948	383,560
01/01/2019 to 12/31/2019	13.67948	15.31802	450,869
01/01/2020 to 12/31/2020	15.31802	16.66532	436,441
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.18250	10.99851	3,991
01/01/2012 to 12/31/2012	10.99851	12.37752	30,638
01/01/2013 to 12/31/2013	12.37752	16.50679	32,675
01/01/2014 to 12/31/2014	16.50679	17.66066	34,927
01/01/2015 to 12/31/2015	17.66066	19.09011	24,521
01/01/2016 to 12/31/2016	19.09011	18.37958	25,089
01/01/2017 to 12/31/2017	18.37958	24.39342	23,000
01/01/2018 to 12/31/2018	24.39342	23.44617	18,148
01/01/2019 to 12/31/2019	23.44617	30.37632	18,042
01/01/2020 to 12/31/2020	30.37632	45.71757	20,312
AST Large-Cap Core Portfolio
04/29/2013* to 12/31/2013	9.99809	11.62451	0
01/01/2014 to 12/31/2014	11.62451	13.08872	0
01/01/2015 to 12/31/2015	13.08872	12.98552	1,284
01/01/2016 to 12/31/2016	12.98552	14.06544	1,230
01/01/2017 to 12/31/2017	14.06544	16.68608	1,085
01/01/2018 to 12/31/2018	16.68608	15.13510	1,085
01/01/2019 to 12/31/2019	15.13510	18.51233	0
01/01/2020 to 12/31/2020	18.51233	20.10340	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.41910	10.08715	30,727
01/01/2012 to 12/31/2012	10.08715	11.06404	37,332
01/01/2013 to 12/31/2013	11.06404	14.76780	34,368
01/01/2014 to 12/31/2014	14.76780	15.95672	93,336
01/01/2015 to 12/31/2015	15.95672	17.16059	72,101
01/01/2016 to 12/31/2016	17.16059	17.70247	75,196
01/01/2017 to 12/31/2017	17.70247	23.00339	71,453
01/01/2018 to 12/31/2018	23.00339	21.86826	52,480
01/01/2019 to 12/31/2019	21.86826	28.12443	49,104
01/01/2020 to 12/31/2020	28.12443	36.16000	40,218
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	12.27036	11.61339	15,584
01/01/2012 to 12/31/2012	11.61339	13.96490	27,825
01/01/2013 to 12/31/2013	13.96490	17.41492	30,046
01/01/2014 to 12/31/2014	17.41492	17.63286	38,637
01/01/2015 to 12/31/2015	17.63286	16.97551	30,579
01/01/2016 to 12/31/2016	16.97551	17.76620	32,354
01/01/2017 to 12/31/2017	17.76620	21.49793	38,689
01/01/2018 to 12/31/2018	21.49793	18.99516	37,158
01/01/2019 to 12/31/2019	18.99516	24.11884	41,016
01/01/2020 to 12/31/2020	24.11884	26.90632	40,013
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99810	10.27770	49,370
01/01/2013 to 12/31/2013	10.27770	11.94105	101,613
01/01/2014 to 12/31/2014	11.94105	12.26636	95,582
01/01/2015 to 12/31/2015	12.26636	11.83588	77,367
01/01/2016 to 12/31/2016	11.83588	12.06457	73,861
01/01/2017 to 12/31/2017	12.06457	13.73254	82,863
01/01/2018 to 12/31/2018	13.73254	12.30536	69,112
01/01/2019 to 12/31/2019	12.30536	14.75958	86,108
01/01/2020 to 12/31/2020	14.75958	15.84445	140,891
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.73856	10.43001	7,440
01/01/2012 to 12/31/2012	10.43001	11.93110	5,887
01/01/2013 to 12/31/2013	11.93110	15.93617	6,081
01/01/2014 to 12/31/2014	15.93617	16.92637	6,143
01/01/2015 to 12/31/2015	16.92637	17.73331	8,551
01/01/2016 to 12/31/2016	17.73331	17.65828	7,438
01/01/2017 to 12/31/2017	17.65828	22.55248	6,633
01/01/2018 to 12/31/2018	22.55248	22.50549	6,584
01/01/2019 to 12/31/2019	22.50549	30.29604	23,809
01/01/2020 to 12/31/2020	30.29604	38.62197	19,691
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99810	10.17185	0
01/01/2013 to 12/31/2013	10.17185	13.36759	712
01/01/2014 to 12/31/2014	13.36759	14.39519	516
01/01/2015 to 12/31/2015	14.39519	13.96287	3,081
01/01/2016 to 12/31/2016	13.96287	15.47743	3,542
01/01/2017 to 12/31/2017	15.47743	17.74534	5,559
01/01/2018 to 12/31/2018	17.74534	15.57589	8,855
01/01/2019 to 12/31/2019	15.57589	19.68439	10,131
01/01/2020 to 12/31/2020	19.68439	19.98128	20,376

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	13.24024	12.55147	39,720
01/01/2012 to 12/31/2012	12.55147	14.66808	51,742
01/01/2013 to 12/31/2013	14.66808	18.94493	53,019
01/01/2014 to 12/31/2014	18.94493	20.64370	60,072
01/01/2015 to 12/31/2015	20.64370	19.02289	76,503
01/01/2016 to 12/31/2016	19.02289	18.89277	69,835
01/01/2017 to 12/31/2017	18.89277	23.46127	68,060
01/01/2018 to 12/31/2018	23.46127	21.92272	49,672
01/01/2019 to 12/31/2019	21.92272	27.87834	63,227
01/01/2020 to 12/31/2020	27.87834	36.72790	57,877
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.03847	10.51733	26,688
01/01/2012 to 12/31/2012	10.51733	12.03539	40,518
01/01/2013 to 12/31/2013	12.03539	16.69890	48,497
01/01/2014 to 12/31/2014	16.69890	18.64059	52,518
01/01/2015 to 12/31/2015	18.64059	17.18584	64,398
01/01/2016 to 12/31/2016	17.18584	19.85328	66,377
01/01/2017 to 12/31/2017	19.85328	22.07351	68,573
01/01/2018 to 12/31/2018	22.07351	18.01787	54,994
01/01/2019 to 12/31/2019	18.01787	21.30367	43,956
01/01/2020 to 12/31/2020	21.30367	20.44284	52,534
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.20278	11.05498	3,947,323
01/01/2012 to 12/31/2012	11.05498	11.92123	4,105,553
01/01/2013 to 12/31/2013	11.92123	12.72044	3,667,513
01/01/2014 to 12/31/2014	12.72044	13.14612	3,360,846
01/01/2015 to 12/31/2015	13.14612	12.86271	2,973,746
01/01/2016 to 12/31/2016	12.86271	13.26247	2,748,665
01/01/2017 to 12/31/2017	13.26247	14.27144	2,507,203
01/01/2018 to 12/31/2018	14.27144	13.54601	2,026,788
01/01/2019 to 12/31/2019	13.54601	15.18579	1,942,445
01/01/2020 to 12/31/2020	15.18579	16.18452	1,779,348
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01801	10.05918	0
01/01/2012 to 12/31/2012	10.05918	10.52644	10,736
01/01/2013 to 12/31/2013	10.52644	10.04686	12,575
01/01/2014 to 12/31/2014	10.04686	10.41113	25,331
01/01/2015 to 12/31/2015	10.41113	10.14477	35,243
01/01/2016 to 12/31/2016	10.14477	10.32962	43,692
01/01/2017 to 12/31/2017	10.32962	10.66542	76,725
01/01/2018 to 12/31/2018	10.66542	10.33440	67,013
01/01/2019 to 12/31/2019	10.33440	11.08208	81,086
01/01/2020 to 12/31/2020	11.08208	11.48272	135,012
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	9.41046	8.62330	2,057,158
01/01/2012 to 12/31/2012	8.62330	9.51355	2,579,148
01/01/2013 to 12/31/2013	9.51355	10.87774	2,597,621
01/01/2014 to 12/31/2014	10.87774	11.60554	2,501,296
01/01/2015 to 12/31/2015	11.60554	11.26949	2,891,604
01/01/2016 to 12/31/2016	11.26949	12.12274	2,591,382
01/01/2017 to 12/31/2017	12.12274	13.75177	4,440,957
01/01/2018 to 12/31/2018	13.75177	12.41375	3,073,540
01/01/2019 to 12/31/2019	12.41375	14.45490	3,652,812
01/01/2020 to 12/31/2020	14.45490	14.95007	3,484,323

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	9.09147	9.19011	10,286
01/01/2012 to 12/31/2012	9.19011	10.66725	26,669
01/01/2013 to 12/31/2013	10.66725	13.80222	27,143
01/01/2014 to 12/31/2014	13.80222	15.80658	29,255
01/01/2015 to 12/31/2015	15.80658	15.91914	32,672
01/01/2016 to 12/31/2016	15.91914	17.86365	31,875
01/01/2017 to 12/31/2017	17.86365	21.33842	32,057
01/01/2018 to 12/31/2018	21.33842	19.13276	24,906
01/01/2019 to 12/31/2019	19.13276	23.26693	28,061
01/01/2020 to 12/31/2020	23.26693	21.55335	30,211
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99809	8.86065	0
01/01/2012 to 12/31/2012	8.86065	9.79586	0
01/01/2013 to 12/31/2013	9.79586	11.71463	0
01/01/2014 to 12/31/2014	11.71463	12.18966	0
01/01/2015 to 12/31/2015	12.18966	11.92765	0
01/01/2016 to 12/31/2016	11.92765	12.39126	0
01/01/2017 to 12/31/2017	12.39126	14.30991	0
01/01/2018 to 12/31/2018	14.30991	13.06699	0
01/01/2019 to 12/31/2019	13.06699	15.47425	0
01/01/2020 to 12/31/2020	15.47425	16.86906	0
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	11.97731	10.16820	12,507
01/01/2012 to 12/31/2012	10.16820	11.92855	19,897
01/01/2013 to 12/31/2013	11.92855	16.41123	23,106
01/01/2014 to 12/31/2014	16.41123	16.82656	23,598
01/01/2015 to 12/31/2015	16.82656	16.65965	21,384
01/01/2016 to 12/31/2016	16.65965	17.53120	18,342
01/01/2017 to 12/31/2017	17.53120	21.87310	26,077
01/01/2018 to 12/31/2018	21.87310	19.05087	19,268
01/01/2019 to 12/31/2019	19.05087	25.40417	20,844
01/01/2020 to 12/31/2020	25.40417	33.55463	21,322
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.44129	11.06953	14,395
01/01/2012 to 12/31/2012	11.06953	12.13176	22,429
01/01/2013 to 12/31/2013	12.13176	16.02249	26,471
01/01/2014 to 12/31/2014	16.02249	16.25234	25,882
01/01/2015 to 12/31/2015	16.25234	16.00390	31,018
01/01/2016 to 12/31/2016	16.00390	17.52568	21,429
01/01/2017 to 12/31/2017	17.52568	21.21988	19,708
01/01/2018 to 12/31/2018	21.21988	18.98763	16,923
01/01/2019 to 12/31/2019	18.98763	24.13950	19,824
01/01/2020 to 12/31/2020	24.13950	34.99870	17,887
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	12.01245	11.03554	11,981
01/01/2012 to 12/31/2012	11.03554	12.73983	13,455
01/01/2013 to 12/31/2013	12.73983	17.10295	14,519
01/01/2014 to 12/31/2014	17.10295	17.59056	14,722
01/01/2015 to 12/31/2015	17.59056	16.44591	11,355
01/01/2016 to 12/31/2016	16.44591	20.76201	19,627
01/01/2017 to 12/31/2017	20.76201	21.77700	22,561
01/01/2018 to 12/31/2018	21.77700	17.64141	19,711
01/01/2019 to 12/31/2019	17.64141	21.02489	10,652
01/01/2020 to 12/31/2020	21.02489	20.71923	10,801

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.24440	11.20462	974,269
01/01/2012 to 12/31/2012	11.20462	12.42437	1,249,134
01/01/2013 to 12/31/2013	12.42437	14.18257	1,335,103
01/01/2014 to 12/31/2014	14.18257	14.67176	1,306,134
01/01/2015 to 12/31/2015	14.67176	14.34086	1,666,248
01/01/2016 to 12/31/2016	14.34086	15.06940	1,620,453
01/01/2017 to 12/31/2017	15.06940	16.99289	1,644,886
01/01/2018 to 12/31/2018	16.99289	15.71621	1,177,808
01/01/2019 to 12/31/2019	15.71621	18.55609	1,299,050
01/01/2020 to 12/31/2020	18.55609	20.40252	1,231,157
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.84896	10.42050	32,934
01/01/2012 to 12/31/2012	10.42050	11.97100	51,939
01/01/2013 to 12/31/2013	11.97100	16.84560	50,813
01/01/2014 to 12/31/2014	16.84560	17.83237	62,494
01/01/2015 to 12/31/2015	17.83237	19.09260	69,005
01/01/2016 to 12/31/2016	19.09260	19.15862	52,994
01/01/2017 to 12/31/2017	19.15862	25.81228	50,537
01/01/2018 to 12/31/2018	25.81228	26.19134	98,951
01/01/2019 to 12/31/2019	26.19134	32.81411	117,156
01/01/2020 to 12/31/2020	32.81411	44.82324	105,512
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	9.74163	9.47142	5,605
01/01/2012 to 12/31/2012	9.47142	10.49380	14,299
01/01/2013 to 12/31/2013	10.49380	13.80352	13,124
01/01/2014 to 12/31/2014	13.80352	13.69665	12,818
01/01/2015 to 12/31/2015	13.69665	12.57065	10,131
01/01/2016 to 12/31/2016	12.57065	13.03548	8,830
01/01/2017 to 12/31/2017	13.03548	14.84530	9,819
01/01/2018 to 12/31/2018	14.84530	13.09426	6,079
01/01/2019 to 12/31/2019	13.09426	16.11615	72,819
01/01/2020 to 12/31/2020	16.11615	16.07512	79,688
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	15.22376	12.65564	97,965
01/01/2012 to 12/31/2012	12.65564	12.81165	135,945
01/01/2013 to 12/31/2013	12.81165	14.44278	121,010
01/01/2014 to 12/31/2014	14.44278	12.93120	113,122
01/01/2015 to 12/31/2015	12.93120	10.20163	103,589
01/01/2016 to 12/31/2016	10.20163	12.42155	149,759
01/01/2017 to 12/31/2017	12.42155	13.38801	144,276
01/01/2018 to 12/31/2018	13.38801	10.90064	79,881
01/01/2019 to 12/31/2019	10.90064	12.44668	124,416
01/01/2020 to 12/31/2020	12.44668	11.89056	156,821
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.42956	10.78208	8,336
01/01/2012 to 12/31/2012	10.78208	12.47352	13,784
01/01/2013 to 12/31/2013	12.47352	16.13772	15,479
01/01/2014 to 12/31/2014	16.13772	18.12745	14,714
01/01/2015 to 12/31/2015	18.12745	16.54068	13,263
01/01/2016 to 12/31/2016	16.54068	18.42373	18,589
01/01/2017 to 12/31/2017	18.42373	21.33768	18,574
01/01/2018 to 12/31/2018	21.33768	17.40005	16,987
01/01/2019 to 12/31/2019	17.40005	20.25526	11,417
01/01/2020 to 12/31/2020	20.25526	18.63968	12,706

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Wellington Management Hedged Equity Portfolio
01/01/2011 to 12/31/2011	9.57358	9.03083	134,788
01/01/2012 to 12/31/2012	9.03083	9.79434	174,625
01/01/2013 to 12/31/2013	9.79434	11.53150	254,844
01/01/2014 to 12/31/2014	11.53150	11.88693	300,394
01/01/2015 to 12/31/2015	11.88693	11.54048	245,006
01/01/2016 to 12/31/2016	11.54048	12.01186	227,616
01/01/2017 to 12/31/2017	12.01186	13.33218	152,905
01/01/2018 to 12/31/2018	13.33218	12.37354	124,521
01/01/2019 to 12/31/2019	12.37354	14.57436	134,198
01/01/2020 to 12/31/2020	14.57436	15.18792	129,325
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.60805	10.98935	114,585
01/01/2012 to 12/31/2012	10.98935	11.57971	143,134
01/01/2013 to 12/31/2013	11.57971	11.14492	161,646
01/01/2014 to 12/31/2014	11.14492	11.67273	145,509
01/01/2015 to 12/31/2015	11.67273	11.54569	169,536
01/01/2016 to 12/31/2016	11.54569	11.86218	150,743
01/01/2017 to 12/31/2017	11.86218	12.32166	172,125
01/01/2018 to 12/31/2018	12.32166	11.76469	158,623
01/01/2019 to 12/31/2019	11.76469	12.90856	172,658
01/01/2020 to 12/31/2020	12.90856	13.63488	171,267
*Denotes the start date of these sub-accounts

PREMIER X SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With Combo 5%/HAV and HD GRO (2.40%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.30116	9.79264	524,219
01/01/2012 to 12/31/2012	9.79264	10.76451	471,350
01/01/2013 to 12/31/2013	10.76451	11.56075	369,092
01/01/2014 to 12/31/2014	11.56075	11.72090	383,115
01/01/2015 to 12/31/2015	11.72090	11.07767	362,853
01/01/2016 to 12/31/2016	11.07767	11.50410	326,170
01/01/2017 to 12/31/2017	11.50410	12.64911	306,350
01/01/2018 to 12/31/2018	12.64911	11.34612	261,862
01/01/2019 to 12/31/2019	11.34612	12.85902	196,435
01/01/2020 to 12/31/2020	12.85902	13.08736	180,697
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.63329	10.39610	272,182
01/01/2012 to 12/31/2012	10.39610	11.53773	243,812
01/01/2013 to 12/31/2013	11.53773	13.13292	210,107
01/01/2014 to 12/31/2014	13.13292	13.60848	197,215
01/01/2015 to 12/31/2015	13.60848	13.39619	176,651
01/01/2016 to 12/31/2016	13.39619	14.01271	163,211
01/01/2017 to 12/31/2017	14.01271	16.00163	155,178
01/01/2018 to 12/31/2018	16.00163	14.70474	145,261
01/01/2019 to 12/31/2019	14.70474	17.49927	131,099
01/01/2020 to 12/31/2020	17.49927	18.91424	112,465
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	9.62933	9.23314	13,675
01/01/2012 to 12/31/2012	9.23314	9.94347	14,543
01/01/2013 to 12/31/2013	9.94347	10.91832	2,936
01/01/2014 to 12/31/2014	10.91832	11.21041	10,478
01/01/2015 to 12/31/2015	11.21041	10.92944	6,726
01/01/2016 to 12/31/2016	10.92944	11.18774	2,381
01/01/2017 to 12/31/2017	11.18774	12.69990	1,826
01/01/2018 to 12/31/2018	12.69990	11.42051	643
01/01/2019 to 12/31/2019	11.42051	13.16576	1,682
01/01/2020 to 12/31/2020	13.16576	14.66995	1,509
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.59745	10.22361	266,005
01/01/2012 to 12/31/2012	10.22361	11.22915	258,173
01/01/2013 to 12/31/2013	11.22915	12.90130	184,458
01/01/2014 to 12/31/2014	12.90130	13.42061	230,262
01/01/2015 to 12/31/2015	13.42061	13.16849	194,432
01/01/2016 to 12/31/2016	13.16849	13.67054	163,879
01/01/2017 to 12/31/2017	13.67054	15.34109	168,038
01/01/2018 to 12/31/2018	15.34109	14.24045	72,356
01/01/2019 to 12/31/2019	14.24045	16.60703	95,086
01/01/2020 to 12/31/2020	16.60703	18.12640	77,726

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99740	9.12279	14,484
01/01/2012 to 12/31/2012	9.12279	9.96837	26,703
01/01/2013 to 12/31/2013	9.96837	10.79132	25,560
01/01/2014 to 12/31/2014	10.79132	11.05428	25,126
01/01/2015 to 12/31/2015	11.05428	10.47127	21,641
01/01/2016 to 12/31/2016	10.47127	10.93824	21,304
01/01/2017 to 12/31/2017	10.93824	12.02983	20,947
01/01/2018 to 12/31/2018	12.02983	11.12628	20,385
01/01/2019 to 12/31/2019	11.12628	12.78012	20,068
01/01/2020 to 12/31/2020	12.78012	13.07186	19,766
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	11.40142	11.38492	1,010
01/01/2012 to 12/31/2012	11.38492	11.63966	965
01/01/2013 to 12/31/2013	11.63966	11.11978	186
01/01/2014 to 12/31/2014	11.11978	10.84865	452
01/01/2015 to 12/31/2015	10.84865	10.64555	266
01/01/2016 to 12/31/2016	10.64555	10.56686	112
01/01/2017 to 12/31/2017	10.56686	10.49555	0
01/01/2018 to 12/31/2018	10.49555	10.32460	0
01/01/2019 to 12/31/2019	10.32460	10.54859	17
01/01/2020 to 12/31/2020	10.54859	10.56542	36
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	12.39127	12.48599	4,390
01/01/2012 to 12/31/2012	12.48599	13.32948	4,405
01/01/2013 to 12/31/2013	13.32948	12.77783	1,080
01/01/2014 to 12/31/2014	12.77783	13.00620	2,516
01/01/2015 to 12/31/2015	13.00620	12.43352	1,454
01/01/2016 to 12/31/2016	12.43352	12.65603	680
01/01/2017 to 12/31/2017	12.65603	12.89918	1,174
01/01/2018 to 12/31/2018	12.89918	12.51202	160
01/01/2019 to 12/31/2019	12.51202	13.34594	608
01/01/2020 to 12/31/2020	13.34594	13.99299	46
AST Bond Portfolio 2021
01/01/2011 to 12/31/2011	10.94733	12.86160	271,018
01/01/2012 to 12/31/2012	12.86160	13.41290	61,285
01/01/2013 to 12/31/2013	13.41290	12.18147	0
01/01/2014 to 12/31/2014	12.18147	12.80957	0
01/01/2015 to 12/31/2015	12.80957	12.73236	0
01/01/2016 to 12/31/2016	12.73236	12.68746	0
01/01/2017 to 12/31/2017	12.68746	12.58661	0
01/01/2018 to 12/31/2018	12.58661	12.29836	0
01/01/2019 to 12/31/2019	12.29836	12.61875	0
01/01/2020 to 12/31/2020	12.61875	12.71124	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	9.99805	11.95414	267,826
01/01/2012 to 12/31/2012	11.95414	12.35609	378,181
01/01/2013 to 12/31/2013	12.35609	10.89052	0
01/01/2014 to 12/31/2014	10.89052	11.73807	0
01/01/2015 to 12/31/2015	11.73807	11.70319	0
01/01/2016 to 12/31/2016	11.70319	11.63822	0
01/01/2017 to 12/31/2017	11.63822	11.54441	0
01/01/2018 to 12/31/2018	11.54441	11.25576	16,701
01/01/2019 to 12/31/2019	11.25576	11.63947	17,432
01/01/2020 to 12/31/2020	11.63947	11.93580	16,947

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	9.99741	10.34131	191,258
01/01/2013 to 12/31/2013	10.34131	9.06883	633,312
01/01/2014 to 12/31/2014	9.06883	9.97388	322,215
01/01/2015 to 12/31/2015	9.97388	10.00385	85,634
01/01/2016 to 12/31/2016	10.00385	9.95659	80,949
01/01/2017 to 12/31/2017	9.95659	9.88872	73,736
01/01/2018 to 12/31/2018	9.88872	9.63030	77,943
01/01/2019 to 12/31/2019	9.63030	10.01679	37,056
01/01/2020 to 12/31/2020	10.01679	10.44432	30,851
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	9.99870	8.70101	764,697
01/01/2014 to 12/31/2014	8.70101	9.73699	307,198
01/01/2015 to 12/31/2015	9.73699	9.77888	46,319
01/01/2016 to 12/31/2016	9.77888	9.73222	42,807
01/01/2017 to 12/31/2017	9.73222	9.66461	29,838
01/01/2018 to 12/31/2018	9.66461	9.37614	17,382
01/01/2019 to 12/31/2019	9.37614	9.88490	0
01/01/2020 to 12/31/2020	9.88490	10.48871	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	9.99870	11.24037	239,532
01/01/2015 to 12/31/2015	11.24037	11.19624	752,149
01/01/2016 to 12/31/2016	11.19624	11.20465	0
01/01/2017 to 12/31/2017	11.20465	11.14291	0
01/01/2018 to 12/31/2018	11.14291	10.80029	0
01/01/2019 to 12/31/2019	10.80029	11.46658	10,448
01/01/2020 to 12/31/2020	11.46658	12.46852	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	9.99870	9.88280	142,665
01/01/2016 to 12/31/2016	9.88280	9.85215	377,583
01/01/2017 to 12/31/2017	9.85215	9.85478	256,302
01/01/2018 to 12/31/2018	9.85478	9.52253	311,567
01/01/2019 to 12/31/2019	9.52253	10.23196	80,316
01/01/2020 to 12/31/2020	10.23196	11.05909	10,672
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	9.99741	9.82484	850,575
01/01/2017 to 12/31/2017	9.82484	9.85277	654,086
01/01/2018 to 12/31/2018	9.85277	9.49948	736,808
01/01/2019 to 12/31/2019	9.49948	10.26817	200,284
01/01/2020 to 12/31/2020	10.26817	11.21775	26,692
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	9.99740	9.98114	0
01/01/2018 to 12/31/2018	9.98114	9.54559	9,314
01/01/2019 to 12/31/2019	9.54559	10.40220	0
01/01/2020 to 12/31/2020	10.40220	11.64984	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	9.99740	9.60807	0
01/01/2019 to 12/31/2019	9.60807	10.53680	72,487
01/01/2020 to 12/31/2020	10.53680	11.96606	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	9.99870	11.17189	18,921
01/01/2020 to 12/31/2020	11.17189	12.49338	111,187
AST Bond Portfolio 2031
01/02/2020* to 12/31/2020	9.99870	11.05483	169,233

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.24289	9.76047	877,706
01/01/2012 to 12/31/2012	9.76047	10.83930	826,307
01/01/2013 to 12/31/2013	10.83930	12.98607	698,638
01/01/2014 to 12/31/2014	12.98607	13.56875	693,405
01/01/2015 to 12/31/2015	13.56875	13.32137	588,204
01/01/2016 to 12/31/2016	13.32137	13.89920	537,910
01/01/2017 to 12/31/2017	13.89920	16.00271	532,445
01/01/2018 to 12/31/2018	16.00271	14.65395	471,305
01/01/2019 to 12/31/2019	14.65395	17.49427	424,782
01/01/2020 to 12/31/2020	17.49427	19.37689	337,649
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99805	11.59271	0
01/01/2014 to 12/31/2014	11.59271	12.86175	1,718
01/01/2015 to 12/31/2015	12.86175	12.11165	1,044
01/01/2016 to 12/31/2016	12.11165	13.59022	937
01/01/2017 to 12/31/2017	13.59022	15.71511	1,017
01/01/2018 to 12/31/2018	15.71511	14.61347	405
01/01/2019 to 12/31/2019	14.61347	18.69944	1,496
01/01/2020 to 12/31/2020	18.69944	19.12420	1,485
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	9.43708	8.75182	338
01/01/2012 to 12/31/2012	8.75182	10.83725	906
01/01/2013 to 12/31/2013	10.83725	11.04335	249
01/01/2014 to 12/31/2014	11.04335	12.28611	760
01/01/2015 to 12/31/2015	12.28611	11.98737	214
01/01/2016 to 12/31/2016	11.98737	11.81190	93
01/01/2017 to 12/31/2017	11.81190	12.79158	215
01/01/2018 to 12/31/2018	12.79158	11.90186	0
01/01/2019 to 12/31/2019	11.90186	14.54339	0
01/01/2020 to 12/31/2020	14.54339	13.78402	67
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	12.80753	13.33217	3,211
01/01/2012 to 12/31/2012	13.33217	15.01728	3,941
01/01/2013 to 12/31/2013	15.01728	15.12482	604
01/01/2014 to 12/31/2014	15.12482	19.33649	3,280
01/01/2015 to 12/31/2015	19.33649	19.79807	1,453
01/01/2016 to 12/31/2016	19.79807	20.26624	547
01/01/2017 to 12/31/2017	20.26624	21.02858	610
01/01/2018 to 12/31/2018	21.02858	19.55657	7
01/01/2019 to 12/31/2019	19.55657	25.06016	605
01/01/2020 to 12/31/2020	25.06016	23.77823	38
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	10.78803	8.39970	3,195
01/01/2012 to 12/31/2012	8.39970	9.67324	4,834
01/01/2013 to 12/31/2013	9.67324	9.46757	861
01/01/2014 to 12/31/2014	9.46757	8.81265	3,427
01/01/2015 to 12/31/2015	8.81265	7.16639	1,963
01/01/2016 to 12/31/2016	7.16639	7.86389	986
01/01/2017 to 12/31/2017	7.86389	9.70594	1,991
01/01/2018 to 12/31/2018	9.70594	8.14591	647
01/01/2019 to 12/31/2019	8.14591	9.01689	0
01/01/2020 to 12/31/2020	9.01689	9.16295	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	9.63844	9.27120	70,464
01/01/2012 to 12/31/2012	9.27120	10.01640	63,222
01/01/2013 to 12/31/2013	10.01640	11.22551	44,638
01/01/2014 to 12/31/2014	11.22551	11.30784	47,803
01/01/2015 to 12/31/2015	11.30784	11.15218	38,006
01/01/2016 to 12/31/2016	11.15218	11.35465	32,407
01/01/2017 to 12/31/2017	11.35465	12.91589	30,833
01/01/2018 to 12/31/2018	12.91589	11.63470	26,095
01/01/2019 to 12/31/2019	11.63470	13.63443	24,264
01/01/2020 to 12/31/2020	13.63443	14.48120	23,460
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99935	10.05810	38
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	9.95339	9.67119	14,067
01/01/2012 to 12/31/2012	9.67119	10.40086	14,865
01/01/2013 to 12/31/2013	10.40086	11.15460	1,033
01/01/2014 to 12/31/2014	11.15460	11.33341	2,898
01/01/2015 to 12/31/2015	11.33341	10.96706	2,031
01/01/2016 to 12/31/2016	10.96706	11.27351	964
01/01/2017 to 12/31/2017	11.27351	12.36236	1,281
01/01/2018 to 12/31/2018	12.36236	11.21889	910
01/01/2019 to 12/31/2019	11.21889	12.71138	1,466
01/01/2020 to 12/31/2020	12.71138	13.52651	2,898
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.67774	11.55295	525
01/01/2012 to 12/31/2012	11.55295	13.05185	136
01/01/2013 to 12/31/2013	13.05185	17.69313	59
01/01/2014 to 12/31/2014	17.69313	18.52211	54
01/01/2015 to 12/31/2015	18.52211	17.09407	28
01/01/2016 to 12/31/2016	17.09407	20.75308	21
01/01/2017 to 12/31/2017	20.75308	22.73824	293
01/01/2018 to 12/31/2018	22.73824	19.07949	156
01/01/2019 to 12/31/2019	19.07949	22.84998	340
01/01/2020 to 12/31/2020	22.84998	22.85811	0
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	9.96381	9.73281	7,547
01/01/2012 to 12/31/2012	9.73281	9.50507	7,083
01/01/2013 to 12/31/2013	9.50507	9.28223	1,451
01/01/2014 to 12/31/2014	9.28223	9.06470	6,611
01/01/2015 to 12/31/2015	9.06470	8.85208	4,632
01/01/2016 to 12/31/2016	8.85208	8.64524	814
01/01/2017 to 12/31/2017	8.64524	8.47184	235
01/01/2018 to 12/31/2018	8.47184	8.37972	0
01/01/2019 to 12/31/2019	8.37972	8.32167	816
01/01/2020 to 12/31/2020	8.32167	8.14482	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2011 to 12/31/2011	11.27582	11.36141	2,172
01/01/2012 to 12/31/2012	11.36141	12.63400	1,058
01/01/2013 to 12/31/2013	12.63400	13.22374	328
01/01/2014 to 12/31/2014	13.22374	13.24410	856
01/01/2015 to 12/31/2015	13.24410	12.47275	132
01/01/2016 to 12/31/2016	12.47275	14.05647	69
01/01/2017 to 12/31/2017	14.05647	14.75349	113
01/01/2018 to 12/31/2018	14.75349	14.11967	0
01/01/2019 to 12/31/2019	14.11967	15.89845	12
01/01/2020 to 12/31/2020	15.89845	15.93509	25
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	8.46960	7.92531	252
01/01/2012 to 12/31/2012	7.92531	9.04621	1,161
01/01/2013 to 12/31/2013	9.04621	12.35572	404
01/01/2014 to 12/31/2014	12.35572	13.72490	918
01/01/2015 to 12/31/2015	13.72490	12.35290	293
01/01/2016 to 12/31/2016	12.35290	14.46309	152
01/01/2017 to 12/31/2017	14.46309	16.83611	359
01/01/2018 to 12/31/2018	16.83611	14.11270	206
01/01/2019 to 12/31/2019	14.11270	17.85085	428
01/01/2020 to 12/31/2020	17.85085	17.47955	66
AST International Growth Portfolio
01/01/2011 to 12/31/2011	8.81046	7.49214	840
01/01/2012 to 12/31/2012	7.49214	8.80639	1,403
01/01/2013 to 12/31/2013	8.80639	10.23888	477
01/01/2014 to 12/31/2014	10.23888	9.44636	1,209
01/01/2015 to 12/31/2015	9.44636	9.51530	117
01/01/2016 to 12/31/2016	9.51530	8.94166	30
01/01/2017 to 12/31/2017	8.94166	11.82643	0
01/01/2018 to 12/31/2018	11.82643	10.00823	0
01/01/2019 to 12/31/2019	10.00823	12.91222	44
01/01/2020 to 12/31/2020	12.91222	16.55921	98
AST International Value Portfolio
01/01/2011 to 12/31/2011	9.40731	8.03400	651
01/01/2012 to 12/31/2012	8.03400	9.15374	1,569
01/01/2013 to 12/31/2013	9.15374	10.67949	657
01/01/2014 to 12/31/2014	10.67949	9.73007	1,324
01/01/2015 to 12/31/2015	9.73007	9.57964	491
01/01/2016 to 12/31/2016	9.57964	9.40981	283
01/01/2017 to 12/31/2017	9.40981	11.28629	691
01/01/2018 to 12/31/2018	11.28629	9.24199	160
01/01/2019 to 12/31/2019	9.24199	10.83250	305
01/01/2020 to 12/31/2020	10.83250	10.51436	35
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	9.76990	9.48685	15,328
01/01/2012 to 12/31/2012	9.48685	10.52253	15,130
01/01/2013 to 12/31/2013	10.52253	11.94908	1,953
01/01/2014 to 12/31/2014	11.94908	12.41164	5,316
01/01/2015 to 12/31/2015	12.41164	11.99374	3,530
01/01/2016 to 12/31/2016	11.99374	12.32440	1,655
01/01/2017 to 12/31/2017	12.32440	14.07714	3,414
01/01/2018 to 12/31/2018	14.07714	12.73202	1,442
01/01/2019 to 12/31/2019	12.73202	14.84943	4,010
01/01/2020 to 12/31/2020	14.84943	16.40974	3,003

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	10.78967	9.57288	1,602
01/01/2012 to 12/31/2012	9.57288	11.39642	3,118
01/01/2013 to 12/31/2013	11.39642	12.83891	366
01/01/2014 to 12/31/2014	12.83891	11.73973	1,008
01/01/2015 to 12/31/2015	11.73973	11.14411	444
01/01/2016 to 12/31/2016	11.14411	11.09379	151
01/01/2017 to 12/31/2017	11.09379	14.04501	325
01/01/2018 to 12/31/2018	14.04501	11.31812	0
01/01/2019 to 12/31/2019	11.31812	14.06180	40
01/01/2020 to 12/31/2020	14.06180	15.52837	60
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	11.46408	11.22194	51,363
01/01/2012 to 12/31/2012	11.22194	12.13323	54,810
01/01/2013 to 12/31/2013	12.13323	13.15612	34,723
01/01/2014 to 12/31/2014	13.15612	13.54784	40,934
01/01/2015 to 12/31/2015	13.54784	13.20605	38,748
01/01/2016 to 12/31/2016	13.20605	13.39226	33,430
01/01/2017 to 12/31/2017	13.39226	14.66733	36,596
01/01/2018 to 12/31/2018	14.66733	13.58754	30,103
01/01/2019 to 12/31/2019	13.58754	15.20759	32,396
01/01/2020 to 12/31/2020	15.20759	16.53713	30,093
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.17641	10.98718	0
01/01/2012 to 12/31/2012	10.98718	12.35872	0
01/01/2013 to 12/31/2013	12.35872	16.47370	0
01/01/2014 to 12/31/2014	16.47370	17.61656	0
01/01/2015 to 12/31/2015	17.61656	19.03320	0
01/01/2016 to 12/31/2016	19.03320	18.31588	0
01/01/2017 to 12/31/2017	18.31588	24.29705	167
01/01/2018 to 12/31/2018	24.29705	23.34210	88
01/01/2019 to 12/31/2019	23.34210	30.22679	186
01/01/2020 to 12/31/2020	30.22679	45.47038	0
AST Large-Cap Core Portfolio
04/29/2013* to 12/31/2013	9.99805	11.62060	0
01/01/2014 to 12/31/2014	11.62060	13.07806	0
01/01/2015 to 12/31/2015	13.07806	12.96859	0
01/01/2016 to 12/31/2016	12.96859	14.04025	0
01/01/2017 to 12/31/2017	14.04025	16.64817	0
01/01/2018 to 12/31/2018	16.64817	15.09324	0
01/01/2019 to 12/31/2019	15.09324	18.45218	0
01/01/2020 to 12/31/2020	18.45218	20.02822	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.38934	10.05351	623
01/01/2012 to 12/31/2012	10.05351	11.02169	1,769
01/01/2013 to 12/31/2013	11.02169	14.70413	996
01/01/2014 to 12/31/2014	14.70413	15.88010	4,971
01/01/2015 to 12/31/2015	15.88010	17.06978	2,930
01/01/2016 to 12/31/2016	17.06978	17.60021	556
01/01/2017 to 12/31/2017	17.60021	22.85947	943
01/01/2018 to 12/31/2018	22.85947	21.72076	524
01/01/2019 to 12/31/2019	21.72076	27.92107	1,300
01/01/2020 to 12/31/2020	27.92107	35.88103	192

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	12.23557	11.57485	1,184
01/01/2012 to 12/31/2012	11.57485	13.91170	1,431
01/01/2013 to 12/31/2013	13.91170	17.34006	567
01/01/2014 to 12/31/2014	17.34006	17.54837	1,262
01/01/2015 to 12/31/2015	17.54837	16.88583	579
01/01/2016 to 12/31/2016	16.88583	17.66376	372
01/01/2017 to 12/31/2017	17.66376	21.36357	878
01/01/2018 to 12/31/2018	21.36357	18.86723	503
01/01/2019 to 12/31/2019	18.86723	23.94465	863
01/01/2020 to 12/31/2020	23.94465	26.69897	20
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99806	10.27427	0
01/01/2013 to 12/31/2013	10.27427	11.93134	24,783
01/01/2014 to 12/31/2014	11.93134	12.25039	23,051
01/01/2015 to 12/31/2015	12.25039	11.81473	23,051
01/01/2016 to 12/31/2016	11.81473	12.03704	23,051
01/01/2017 to 12/31/2017	12.03704	13.69444	23,051
01/01/2018 to 12/31/2018	13.69444	12.26518	22,177
01/01/2019 to 12/31/2019	12.26518	14.70421	22,313
01/01/2020 to 12/31/2020	14.70421	15.77728	21,491
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.70795	10.39520	227
01/01/2012 to 12/31/2012	10.39520	11.88543	2,247
01/01/2013 to 12/31/2013	11.88543	15.86746	1,039
01/01/2014 to 12/31/2014	15.86746	16.84521	2,218
01/01/2015 to 12/31/2015	16.84521	17.63956	983
01/01/2016 to 12/31/2016	17.63956	17.55627	117
01/01/2017 to 12/31/2017	17.55627	22.41115	271
01/01/2018 to 12/31/2018	22.41115	22.35341	0
01/01/2019 to 12/31/2019	22.35341	30.07665	3
01/01/2020 to 12/31/2020	30.07665	38.32362	61
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99806	10.17007	0
01/01/2013 to 12/31/2013	10.17007	13.35869	0
01/01/2014 to 12/31/2014	13.35869	14.37859	0
01/01/2015 to 12/31/2015	14.37859	13.94007	0
01/01/2016 to 12/31/2016	13.94007	15.44460	0
01/01/2017 to 12/31/2017	15.44460	17.69895	138
01/01/2018 to 12/31/2018	17.69895	15.52761	72
01/01/2019 to 12/31/2019	15.52761	19.61389	153
01/01/2020 to 12/31/2020	19.61389	19.90003	0
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	13.20290	12.50997	421
01/01/2012 to 12/31/2012	12.50997	14.61247	613
01/01/2013 to 12/31/2013	14.61247	18.86385	177
01/01/2014 to 12/31/2014	18.86385	20.54525	294
01/01/2015 to 12/31/2015	20.54525	18.92287	181
01/01/2016 to 12/31/2016	18.92287	18.78429	88
01/01/2017 to 12/31/2017	18.78429	23.31518	192
01/01/2018 to 12/31/2018	23.31518	21.77558	19
01/01/2019 to 12/31/2019	21.77558	27.67773	84
01/01/2020 to 12/31/2020	27.67773	36.44592	37

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.00702	10.48229	501
01/01/2012 to 12/31/2012	10.48229	11.98952	446
01/01/2013 to 12/31/2013	11.98952	16.62711	243
01/01/2014 to 12/31/2014	16.62711	18.55123	458
01/01/2015 to 12/31/2015	18.55123	17.09517	306
01/01/2016 to 12/31/2016	17.09517	19.73901	106
01/01/2017 to 12/31/2017	19.73901	21.93582	254
01/01/2018 to 12/31/2018	21.93582	17.89673	141
01/01/2019 to 12/31/2019	17.89673	21.15007	349
01/01/2020 to 12/31/2020	21.15007	20.28558	0
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.17484	11.02215	370,598
01/01/2012 to 12/31/2012	11.02215	11.88005	385,498
01/01/2013 to 12/31/2013	11.88005	12.67036	338,517
01/01/2014 to 12/31/2014	12.67036	13.08808	324,017
01/01/2015 to 12/31/2015	13.08808	12.79957	298,301
01/01/2016 to 12/31/2016	12.79957	13.19084	239,021
01/01/2017 to 12/31/2017	13.19084	14.18755	225,713
01/01/2018 to 12/31/2018	14.18755	13.45968	196,096
01/01/2019 to 12/31/2019	13.45968	15.08170	196,926
01/01/2020 to 12/31/2020	15.08170	16.06566	178,623
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01797	10.05834	0
01/01/2012 to 12/31/2012	10.05834	10.52055	0
01/01/2013 to 12/31/2013	10.52055	10.03630	0
01/01/2014 to 12/31/2014	10.03630	10.39519	0
01/01/2015 to 12/31/2015	10.39519	10.12429	0
01/01/2016 to 12/31/2016	10.12429	10.30370	0
01/01/2017 to 12/31/2017	10.30370	10.63350	0
01/01/2018 to 12/31/2018	10.63350	10.29833	0
01/01/2019 to 12/31/2019	10.29833	11.03801	0
01/01/2020 to 12/31/2020	11.03801	11.43136	0
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	9.38845	8.59890	216,302
01/01/2012 to 12/31/2012	8.59890	9.48199	193,691
01/01/2013 to 12/31/2013	9.48199	10.83639	156,305
01/01/2014 to 12/31/2014	10.83639	11.55577	169,337
01/01/2015 to 12/31/2015	11.55577	11.21575	187,227
01/01/2016 to 12/31/2016	11.21575	12.05904	161,439
01/01/2017 to 12/31/2017	12.05904	13.67287	253,835
01/01/2018 to 12/31/2018	13.67287	12.33650	194,475
01/01/2019 to 12/31/2019	12.33650	14.35784	163,439
01/01/2020 to 12/31/2020	14.35784	14.84257	120,562
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	9.06578	9.15966	639
01/01/2012 to 12/31/2012	9.15966	10.62664	886
01/01/2013 to 12/31/2013	10.62664	13.74292	182
01/01/2014 to 12/31/2014	13.74292	15.73097	967
01/01/2015 to 12/31/2015	15.73097	15.83530	0
01/01/2016 to 12/31/2016	15.83530	17.76097	0
01/01/2017 to 12/31/2017	17.76097	21.20542	0
01/01/2018 to 12/31/2018	21.20542	19.00419	0
01/01/2019 to 12/31/2019	19.00419	23.09933	0
01/01/2020 to 12/31/2020	23.09933	21.38768	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99805	8.85770	0
01/01/2012 to 12/31/2012	8.85770	9.78786	0
01/01/2013 to 12/31/2013	9.78786	11.69938	0
01/01/2014 to 12/31/2014	11.69938	12.16784	0
01/01/2015 to 12/31/2015	12.16784	11.90051	0
01/01/2016 to 12/31/2016	11.90051	12.35697	0
01/01/2017 to 12/31/2017	12.35697	14.26338	0
01/01/2018 to 12/31/2018	14.26338	13.01812	0
01/01/2019 to 12/31/2019	13.01812	15.40875	0
01/01/2020 to 12/31/2020	15.40875	16.78950	0
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	11.94334	10.13435	455
01/01/2012 to 12/31/2012	10.13435	11.88298	1,890
01/01/2013 to 12/31/2013	11.88298	16.34042	986
01/01/2014 to 12/31/2014	16.34042	16.74582	1,952
01/01/2015 to 12/31/2015	16.74582	16.57160	889
01/01/2016 to 12/31/2016	16.57160	17.43011	71
01/01/2017 to 12/31/2017	17.43011	21.73630	102
01/01/2018 to 12/31/2018	21.73630	18.92239	0
01/01/2019 to 12/31/2019	18.92239	25.22059	144
01/01/2020 to 12/31/2020	25.22059	33.29599	34
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.41543	11.03913	1,023
01/01/2012 to 12/31/2012	11.03913	12.09260	1,705
01/01/2013 to 12/31/2013	12.09260	15.96302	546
01/01/2014 to 12/31/2014	15.96302	16.18421	1,167
01/01/2015 to 12/31/2015	16.18421	15.92904	377
01/01/2016 to 12/31/2016	15.92904	17.43528	194
01/01/2017 to 12/31/2017	17.43528	21.10008	491
01/01/2018 to 12/31/2018	21.10008	18.87110	21
01/01/2019 to 12/31/2019	18.87110	23.97952	64
01/01/2020 to 12/31/2020	23.97952	34.74963	0
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.97857	10.99907	1,744
01/01/2012 to 12/31/2012	10.99907	12.69158	2,617
01/01/2013 to 12/31/2013	12.69158	17.02979	692
01/01/2014 to 12/31/2014	17.02979	17.50673	2,113
01/01/2015 to 12/31/2015	17.50673	16.35950	753
01/01/2016 to 12/31/2016	16.35950	20.64283	341
01/01/2017 to 12/31/2017	20.64283	21.64146	304
01/01/2018 to 12/31/2018	21.64146	17.52300	22
01/01/2019 to 12/31/2019	17.52300	20.87355	76
01/01/2020 to 12/31/2020	20.87355	20.56009	44
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.21247	11.16742	43,287
01/01/2012 to 12/31/2012	11.16742	12.37714	52,954
01/01/2013 to 12/31/2013	12.37714	14.12173	45,848
01/01/2014 to 12/31/2014	14.12173	14.60153	53,365
01/01/2015 to 12/31/2015	14.60153	14.26522	44,935
01/01/2016 to 12/31/2016	14.26522	14.98261	39,470
01/01/2017 to 12/31/2017	14.98261	16.88678	40,304
01/01/2018 to 12/31/2018	16.88678	15.61041	33,953
01/01/2019 to 12/31/2019	15.61041	18.42217	43,435
01/01/2020 to 12/31/2020	18.42217	20.24544	41,995

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.82419	10.39166	4,086
01/01/2012 to 12/31/2012	10.39166	11.93199	3,118
01/01/2013 to 12/31/2013	11.93199	16.78258	1,088
01/01/2014 to 12/31/2014	16.78258	17.75700	2,489
01/01/2015 to 12/31/2015	17.75700	19.00264	3,549
01/01/2016 to 12/31/2016	19.00264	19.05908	1,928
01/01/2017 to 12/31/2017	19.05908	25.66568	4,510
01/01/2018 to 12/31/2018	25.66568	26.02981	666
01/01/2019 to 12/31/2019	26.02981	32.59572	1,104
01/01/2020 to 12/31/2020	32.59572	44.50326	254
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	9.71381	9.43980	31
01/01/2012 to 12/31/2012	9.43980	10.45358	70
01/01/2013 to 12/31/2013	10.45358	13.74383	32
01/01/2014 to 12/31/2014	13.74383	13.63066	0
01/01/2015 to 12/31/2015	13.63066	12.50394	0
01/01/2016 to 12/31/2016	12.50394	12.96001	0
01/01/2017 to 12/31/2017	12.96001	14.75216	0
01/01/2018 to 12/31/2018	14.75216	13.00562	0
01/01/2019 to 12/31/2019	13.00562	15.99915	1,880
01/01/2020 to 12/31/2020	15.99915	15.95061	1,705
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	15.18062	12.61357	7,375
01/01/2012 to 12/31/2012	12.61357	12.76287	8,434
01/01/2013 to 12/31/2013	12.76287	14.38078	1,787
01/01/2014 to 12/31/2014	14.38078	12.86942	4,971
01/01/2015 to 12/31/2015	12.86942	10.14785	2,404
01/01/2016 to 12/31/2016	10.14785	12.35007	1,016
01/01/2017 to 12/31/2017	12.35007	13.30440	1,634
01/01/2018 to 12/31/2018	13.30440	10.82729	528
01/01/2019 to 12/31/2019	10.82729	12.35699	2,519
01/01/2020 to 12/31/2020	12.35699	11.79911	2,647
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.39740	10.74656	478
01/01/2012 to 12/31/2012	10.74656	12.42636	976
01/01/2013 to 12/31/2013	12.42636	16.06886	242
01/01/2014 to 12/31/2014	16.06886	18.04127	527
01/01/2015 to 12/31/2015	18.04127	16.45398	121
01/01/2016 to 12/31/2016	16.45398	18.31825	52
01/01/2017 to 12/31/2017	18.31825	21.20502	123
01/01/2018 to 12/31/2018	21.20502	17.28331	70
01/01/2019 to 12/31/2019	17.28331	20.10955	183
01/01/2020 to 12/31/2020	20.10955	18.49675	25
AST Wellington Management Hedged Equity Portfolio
01/01/2011 to 12/31/2011	9.54965	9.00389	81,176
01/01/2012 to 12/31/2012	9.00389	9.76038	87,075
01/01/2013 to 12/31/2013	9.76038	11.48593	38,272
01/01/2014 to 12/31/2014	11.48593	11.83416	71,358
01/01/2015 to 12/31/2015	11.83416	11.48369	42,912
01/01/2016 to 12/31/2016	11.48369	11.94687	26,168
01/01/2017 to 12/31/2017	11.94687	13.25365	49,511
01/01/2018 to 12/31/2018	13.25365	12.29460	28,591
01/01/2019 to 12/31/2019	12.29460	14.47428	20,287
01/01/2020 to 12/31/2020	14.47428	15.07617	11,754

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.59188	10.96730	825
01/01/2012 to 12/31/2012	10.96730	11.55093	819
01/01/2013 to 12/31/2013	11.55093	11.11182	151
01/01/2014 to 12/31/2014	11.11182	11.63245	694
01/01/2015 to 12/31/2015	11.63245	11.50029	506
01/01/2016 to 12/31/2016	11.50029	11.80972	260
01/01/2017 to 12/31/2017	11.80972	12.26120	773
01/01/2018 to 12/31/2018	12.26120	11.70116	0
01/01/2019 to 12/31/2019	11.70116	12.83259	42
01/01/2020 to 12/31/2020	12.83259	13.54799	35
*Denotes the start date of these sub-accounts

PREMIER X SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit, OR Highest Daily Lifetime Five Income Benefit, and Combination 5% roll-up and HAV Death Benefit (2.65%) OR Lifetime Five Income Benefit and Highest Daily Value Death Benefit (2.65%) OR HD GRO 60 bps and Combo DB (2.65%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	9.78297	9.27735	6,210,983
01/01/2012 to 12/31/2012	9.27735	10.17322	5,961,392
01/01/2013 to 12/31/2013	10.17322	10.89914	5,686,203
01/01/2014 to 12/31/2014	10.89914	11.02310	5,422,070
01/01/2015 to 12/31/2015	11.02310	10.39274	4,973,446
01/01/2016 to 12/31/2016	10.39274	10.76661	4,635,472
01/01/2017 to 12/31/2017	10.76661	11.80946	4,141,365
01/01/2018 to 12/31/2018	11.80946	10.56693	3,733,474
01/01/2019 to 12/31/2019	10.56693	11.94679	3,530,729
01/01/2020 to 12/31/2020	11.94679	12.12939	3,302,182
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.35508	10.09954	1,612,906
01/01/2012 to 12/31/2012	10.09954	11.18121	1,625,897
01/01/2013 to 12/31/2013	11.18121	12.69599	1,647,791
01/01/2014 to 12/31/2014	12.69599	13.12358	1,563,837
01/01/2015 to 12/31/2015	13.12358	12.88738	1,381,469
01/01/2016 to 12/31/2016	12.88738	13.44768	1,268,128
01/01/2017 to 12/31/2017	13.44768	15.31900	1,160,919
01/01/2018 to 12/31/2018	15.31900	14.04296	1,054,995
01/01/2019 to 12/31/2019	14.04296	16.67098	1,021,155
01/01/2020 to 12/31/2020	16.67098	17.97507	855,798
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	9.56692	9.15103	63,095
01/01/2012 to 12/31/2012	9.15103	9.83094	56,685
01/01/2013 to 12/31/2013	9.83094	10.76855	76,925
01/01/2014 to 12/31/2014	10.76855	11.02964	81,535
01/01/2015 to 12/31/2015	11.02964	10.72707	93,562
01/01/2016 to 12/31/2016	10.72707	10.95400	88,067
01/01/2017 to 12/31/2017	10.95400	12.40431	66,445
01/01/2018 to 12/31/2018	12.40431	11.12744	73,187
01/01/2019 to 12/31/2019	11.12744	12.79667	94,446
01/01/2020 to 12/31/2020	12.79667	14.22383	95,162
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.12207	9.74128	2,185,346
01/01/2012 to 12/31/2012	9.74128	10.67326	2,089,358
01/01/2013 to 12/31/2013	10.67326	12.23265	2,128,280
01/01/2014 to 12/31/2014	12.23265	12.69397	2,002,840
01/01/2015 to 12/31/2015	12.69397	12.42498	1,907,681
01/01/2016 to 12/31/2016	12.42498	12.86741	1,808,888
01/01/2017 to 12/31/2017	12.86741	14.40479	1,641,068
01/01/2018 to 12/31/2018	14.40479	13.33852	1,457,075
01/01/2019 to 12/31/2019	13.33852	15.51732	1,330,135
01/01/2020 to 12/31/2020	15.51732	16.89562	1,264,933

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	9.99785	9.10848	58,822
01/01/2012 to 12/31/2012	9.10848	9.92842	83,056
01/01/2013 to 12/31/2013	9.92842	10.72183	87,115
01/01/2014 to 12/31/2014	10.72183	10.95626	87,745
01/01/2015 to 12/31/2015	10.95626	10.35308	61,724
01/01/2016 to 12/31/2016	10.35308	10.78853	60,565
01/01/2017 to 12/31/2017	10.78853	11.83637	59,886
01/01/2018 to 12/31/2018	11.83637	10.92049	42,510
01/01/2019 to 12/31/2019	10.92049	12.51324	36,930
01/01/2020 to 12/31/2020	12.51324	12.76760	34,676
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	11.25600	11.21246	0
01/01/2012 to 12/31/2012	11.21246	11.43518	0
01/01/2013 to 12/31/2013	11.43518	10.89770	0
01/01/2014 to 12/31/2014	10.89770	10.60595	0
01/01/2015 to 12/31/2015	10.60595	10.38223	0
01/01/2016 to 12/31/2016	10.38223	10.28051	0
01/01/2017 to 12/31/2017	10.28051	10.18638	0
01/01/2018 to 12/31/2018	10.18638	9.99579	0
01/01/2019 to 12/31/2019	9.99579	10.18774	0
01/01/2020 to 12/31/2020	10.18774	10.17879	0
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	12.25079	12.31439	0
01/01/2012 to 12/31/2012	12.31439	13.11417	0
01/01/2013 to 12/31/2013	13.11417	12.54085	421
01/01/2014 to 12/31/2014	12.54085	12.73400	293
01/01/2015 to 12/31/2015	12.73400	12.14376	123
01/01/2016 to 12/31/2016	12.14376	12.33114	45
01/01/2017 to 12/31/2017	12.33114	12.53768	85
01/01/2018 to 12/31/2018	12.53768	12.13151	47
01/01/2019 to 12/31/2019	12.13151	12.90864	213
01/01/2020 to 12/31/2020	12.90864	13.50166	142
AST Bond Portfolio 2021
01/01/2011 to 12/31/2011	10.92078	12.79918	6,240
01/01/2012 to 12/31/2012	12.79918	13.31535	5,629
01/01/2013 to 12/31/2013	13.31535	12.06339	0
01/01/2014 to 12/31/2014	12.06339	12.65461	0
01/01/2015 to 12/31/2015	12.65461	12.54774	0
01/01/2016 to 12/31/2016	12.54774	12.47317	0
01/01/2017 to 12/31/2017	12.47317	12.34399	0
01/01/2018 to 12/31/2018	12.34399	12.03171	0
01/01/2019 to 12/31/2019	12.03171	12.31507	0
01/01/2020 to 12/31/2020	12.31507	12.37515	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	9.99785	11.92520	0
01/01/2012 to 12/31/2012	11.92520	12.29605	0
01/01/2013 to 12/31/2013	12.29605	10.81118	0
01/01/2014 to 12/31/2014	10.81118	11.62414	0
01/01/2015 to 12/31/2015	11.62414	11.56136	0
01/01/2016 to 12/31/2016	11.56136	11.46924	0
01/01/2017 to 12/31/2017	11.46924	11.34929	0
01/01/2018 to 12/31/2018	11.34929	11.03839	0
01/01/2019 to 12/31/2019	11.03839	11.38686	0
01/01/2020 to 12/31/2020	11.38686	11.64831	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	9.99714	10.31600	0
01/01/2013 to 12/31/2013	10.31600	9.02469	14,017
01/01/2014 to 12/31/2014	9.02469	9.90108	7,818
01/01/2015 to 12/31/2015	9.90108	9.90661	0
01/01/2016 to 12/31/2016	9.90661	9.83586	0
01/01/2017 to 12/31/2017	9.83586	9.74503	0
01/01/2018 to 12/31/2018	9.74503	9.46710	0
01/01/2019 to 12/31/2019	9.46710	9.82305	0
01/01/2020 to 12/31/2020	9.82305	10.21759	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	9.99857	8.67978	0
01/01/2014 to 12/31/2014	8.67978	9.68957	0
01/01/2015 to 12/31/2015	9.68957	9.70750	0
01/01/2016 to 12/31/2016	9.70750	9.63776	0
01/01/2017 to 12/31/2017	9.63776	9.54753	0
01/01/2018 to 12/31/2018	9.54753	9.23993	0
01/01/2019 to 12/31/2019	9.23993	9.71756	0
01/01/2020 to 12/31/2020	9.71756	10.28604	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	9.99857	11.21298	1,837
01/01/2015 to 12/31/2015	11.21298	11.14172	13,456
01/01/2016 to 12/31/2016	11.14172	11.12300	0
01/01/2017 to 12/31/2017	11.12300	11.03475	0
01/01/2018 to 12/31/2018	11.03475	10.66933	0
01/01/2019 to 12/31/2019	10.66933	11.30002	0
01/01/2020 to 12/31/2020	11.30002	12.25745	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	9.99857	9.85876	0
01/01/2016 to 12/31/2016	9.85876	9.80424	0
01/01/2017 to 12/31/2017	9.80424	9.78300	0
01/01/2018 to 12/31/2018	9.78300	9.43005	0
01/01/2019 to 12/31/2019	9.43005	10.10798	0
01/01/2020 to 12/31/2020	10.10798	10.89853	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	9.99714	9.80104	19,008
01/01/2017 to 12/31/2017	9.80104	9.80500	16,018
01/01/2018 to 12/31/2018	9.80500	9.43024	19,568
01/01/2019 to 12/31/2019	9.43024	10.16860	11,400
01/01/2020 to 12/31/2020	10.16860	11.08193	0
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	9.99713	9.95683	0
01/01/2018 to 12/31/2018	9.95683	9.49907	0
01/01/2019 to 12/31/2019	9.49907	10.32633	0
01/01/2020 to 12/31/2020	10.32633	11.53668	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	9.99713	9.58450	0
01/01/2019 to 12/31/2019	9.58450	10.48526	0
01/01/2020 to 12/31/2020	10.48526	11.87857	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	9.99857	11.14475	0
01/01/2020 to 12/31/2020	11.14475	12.43264	0
AST Bond Portfolio 2031
01/02/2020* to 12/31/2020	9.99857	11.02790	10,764

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	9.62683	9.15110	9,161,428
01/01/2012 to 12/31/2012	9.15110	10.13777	8,781,480
01/01/2013 to 12/31/2013	10.13777	12.11600	8,497,056
01/01/2014 to 12/31/2014	12.11600	12.62887	8,074,737
01/01/2015 to 12/31/2015	12.62887	12.36842	7,439,481
01/01/2016 to 12/31/2016	12.36842	12.87366	7,041,907
01/01/2017 to 12/31/2017	12.87366	14.78599	6,506,850
01/01/2018 to 12/31/2018	14.78599	13.50659	5,921,610
01/01/2019 to 12/31/2019	13.50659	16.08524	5,495,473
01/01/2020 to 12/31/2020	16.08524	17.77282	4,922,254
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	9.99785	11.56863	0
01/01/2014 to 12/31/2014	11.56863	12.80378	0
01/01/2015 to 12/31/2015	12.80378	12.02773	0
01/01/2016 to 12/31/2016	12.02773	13.46325	0
01/01/2017 to 12/31/2017	13.46325	15.53059	0
01/01/2018 to 12/31/2018	15.53059	14.40648	0
01/01/2019 to 12/31/2019	14.40648	18.38968	0
01/01/2020 to 12/31/2020	18.38968	18.76161	0
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	9.38077	8.67835	0
01/01/2012 to 12/31/2012	8.67835	10.72005	0
01/01/2013 to 12/31/2013	10.72005	10.89728	0
01/01/2014 to 12/31/2014	10.89728	12.09411	0
01/01/2015 to 12/31/2015	12.09411	11.77124	0
01/01/2016 to 12/31/2016	11.77124	11.57074	0
01/01/2017 to 12/31/2017	11.57074	12.50001	0
01/01/2018 to 12/31/2018	12.50001	11.60207	0
01/01/2019 to 12/31/2019	11.60207	14.14249	0
01/01/2020 to 12/31/2020	14.14249	13.37134	0
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	9.57317	9.94110	0
01/01/2012 to 12/31/2012	9.94110	11.17037	0
01/01/2013 to 12/31/2013	11.17037	11.22290	680
01/01/2014 to 12/31/2014	11.22290	14.31323	406
01/01/2015 to 12/31/2015	14.31323	14.61918	155
01/01/2016 to 12/31/2016	14.61918	14.92854	58
01/01/2017 to 12/31/2017	14.92854	15.45250	107
01/01/2018 to 12/31/2018	15.45250	14.33559	57
01/01/2019 to 12/31/2019	14.33559	18.32508	222
01/01/2020 to 12/31/2020	18.32508	17.34535	174
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	10.72358	8.32919	0
01/01/2012 to 12/31/2012	8.32919	9.56861	0
01/01/2013 to 12/31/2013	9.56861	9.34233	281
01/01/2014 to 12/31/2014	9.34233	8.67486	197
01/01/2015 to 12/31/2015	8.67486	7.03715	101
01/01/2016 to 12/31/2016	7.03715	7.70339	624
01/01/2017 to 12/31/2017	7.70339	9.48471	1,029
01/01/2018 to 12/31/2018	9.48471	7.94074	35
01/01/2019 to 12/31/2019	7.94074	8.76828	165
01/01/2020 to 12/31/2020	8.76828	8.88854	122

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	9.48868	9.10499	1,984,644
01/01/2012 to 12/31/2012	9.10499	9.81278	1,882,254
01/01/2013 to 12/31/2013	9.81278	10.97054	1,722,773
01/01/2014 to 12/31/2014	10.97054	11.02409	1,617,437
01/01/2015 to 12/31/2015	11.02409	10.84576	1,522,904
01/01/2016 to 12/31/2016	10.84576	11.01581	1,430,591
01/01/2017 to 12/31/2017	11.01581	12.49999	1,296,001
01/01/2018 to 12/31/2018	12.49999	11.23248	1,186,138
01/01/2019 to 12/31/2019	11.23248	13.13097	1,073,804
01/01/2020 to 12/31/2020	13.13097	13.91246	971,597
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99929	10.05481	0
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	9.88878	9.58504	70,211
01/01/2012 to 12/31/2012	9.58504	10.28303	72,187
01/01/2013 to 12/31/2013	10.28303	11.00134	80,042
01/01/2014 to 12/31/2014	11.00134	11.15050	82,594
01/01/2015 to 12/31/2015	11.15050	10.76381	111,345
01/01/2016 to 12/31/2016	10.76381	11.03775	111,516
01/01/2017 to 12/31/2017	11.03775	12.07442	131,773
01/01/2018 to 12/31/2018	12.07442	10.93086	123,522
01/01/2019 to 12/31/2019	10.93086	12.35479	114,592
01/01/2020 to 12/31/2020	12.35479	13.11505	106,310
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	11.60796	11.45600	0
01/01/2012 to 12/31/2012	11.45600	12.91076	0
01/01/2013 to 12/31/2013	12.91076	17.45932	324
01/01/2014 to 12/31/2014	17.45932	18.23290	207
01/01/2015 to 12/31/2015	18.23290	16.78611	87
01/01/2016 to 12/31/2016	16.78611	20.32977	30
01/01/2017 to 12/31/2017	20.32977	22.22033	49
01/01/2018 to 12/31/2018	22.22033	18.59926	27
01/01/2019 to 12/31/2019	18.59926	22.22060	131
01/01/2020 to 12/31/2020	22.22060	22.17428	102
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	9.85065	9.59887	0
01/01/2012 to 12/31/2012	9.59887	9.35130	0
01/01/2013 to 12/31/2013	9.35130	9.10981	0
01/01/2014 to 12/31/2014	9.10981	8.87455	0
01/01/2015 to 12/31/2015	8.87455	8.64553	0
01/01/2016 to 12/31/2016	8.64553	8.42290	0
01/01/2017 to 12/31/2017	8.42290	8.23399	0
01/01/2018 to 12/31/2018	8.23399	8.12455	0
01/01/2019 to 12/31/2019	8.12455	8.04867	1
01/01/2020 to 12/31/2020	8.04867	7.85838	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2011 to 12/31/2011	11.10076	11.15781	0
01/01/2012 to 12/31/2012	11.15781	12.37733	0
01/01/2013 to 12/31/2013	12.37733	12.92363	416
01/01/2014 to 12/31/2014	12.92363	12.91200	283
01/01/2015 to 12/31/2015	12.91200	12.13034	120
01/01/2016 to 12/31/2016	12.13034	13.63745	42
01/01/2017 to 12/31/2017	13.63745	14.27900	75
01/01/2018 to 12/31/2018	14.27900	13.63198	40
01/01/2019 to 12/31/2019	13.63198	15.31181	184
01/01/2020 to 12/31/2020	15.31181	15.30958	129
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	7.56054	7.05750	0
01/01/2012 to 12/31/2012	7.05750	8.03602	0
01/01/2013 to 12/31/2013	8.03602	10.94924	0
01/01/2014 to 12/31/2014	10.94924	12.13284	0
01/01/2015 to 12/31/2015	12.13284	10.89331	0
01/01/2016 to 12/31/2016	10.89331	12.72328	0
01/01/2017 to 12/31/2017	12.72328	14.77485	0
01/01/2018 to 12/31/2018	14.77485	12.35448	0
01/01/2019 to 12/31/2019	12.35448	15.58896	0
01/01/2020 to 12/31/2020	15.58896	15.22759	0
AST International Growth Portfolio
01/01/2011 to 12/31/2011	8.71044	7.38912	0
01/01/2012 to 12/31/2012	7.38912	8.66405	0
01/01/2013 to 12/31/2013	8.66405	10.04886	0
01/01/2014 to 12/31/2014	10.04886	9.24855	0
01/01/2015 to 12/31/2015	9.24855	9.29342	0
01/01/2016 to 12/31/2016	9.29342	8.71204	0
01/01/2017 to 12/31/2017	8.71204	11.49471	0
01/01/2018 to 12/31/2018	11.49471	9.70362	0
01/01/2019 to 12/31/2019	9.70362	12.48869	0
01/01/2020 to 12/31/2020	12.48869	15.97710	0
AST International Value Portfolio
01/01/2011 to 12/31/2011	9.30062	7.92373	0
01/01/2012 to 12/31/2012	7.92373	9.00622	0
01/01/2013 to 12/31/2013	9.00622	10.48172	0
01/01/2014 to 12/31/2014	10.48172	9.52651	0
01/01/2015 to 12/31/2015	9.52651	9.35635	0
01/01/2016 to 12/31/2016	9.35635	9.16820	0
01/01/2017 to 12/31/2017	9.16820	10.96981	0
01/01/2018 to 12/31/2018	10.96981	8.96071	0
01/01/2019 to 12/31/2019	8.96071	10.47721	0
01/01/2020 to 12/31/2020	10.47721	10.14488	0
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	9.70638	9.40219	145,451
01/01/2012 to 12/31/2012	9.40219	10.40314	163,212
01/01/2013 to 12/31/2013	10.40314	11.78475	177,251
01/01/2014 to 12/31/2014	11.78475	12.21119	173,152
01/01/2015 to 12/31/2015	12.21119	11.77129	168,966
01/01/2016 to 12/31/2016	11.77129	12.06647	172,426
01/01/2017 to 12/31/2017	12.06647	13.74909	137,222
01/01/2018 to 12/31/2018	13.74909	12.40480	126,693
01/01/2019 to 12/31/2019	12.40480	14.43263	126,608
01/01/2020 to 12/31/2020	14.43263	15.91023	120,289

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	8.84687	7.82993	0
01/01/2012 to 12/31/2012	7.82993	9.29860	0
01/01/2013 to 12/31/2013	9.29860	10.45010	0
01/01/2014 to 12/31/2014	10.45010	9.53217	0
01/01/2015 to 12/31/2015	9.53217	9.02651	0
01/01/2016 to 12/31/2016	9.02651	8.96381	0
01/01/2017 to 12/31/2017	8.96381	11.32080	0
01/01/2018 to 12/31/2018	11.32080	9.10047	0
01/01/2019 to 12/31/2019	9.10047	11.27905	0
01/01/2020 to 12/31/2020	11.27905	12.42502	0
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	10.37210	10.12832	604,794
01/01/2012 to 12/31/2012	10.12832	10.92398	597,366
01/01/2013 to 12/31/2013	10.92398	11.81605	629,056
01/01/2014 to 12/31/2014	11.81605	12.13818	592,205
01/01/2015 to 12/31/2015	12.13818	11.80324	486,954
01/01/2016 to 12/31/2016	11.80324	11.94055	437,561
01/01/2017 to 12/31/2017	11.94055	13.04556	393,877
01/01/2018 to 12/31/2018	13.04556	12.05550	342,127
01/01/2019 to 12/31/2019	12.05550	13.46000	318,751
01/01/2020 to 12/31/2020	13.46000	14.60115	297,324
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.14556	10.93023	0
01/01/2012 to 12/31/2012	10.93023	12.26459	0
01/01/2013 to 12/31/2013	12.26459	16.30832	524
01/01/2014 to 12/31/2014	16.30832	17.39728	322
01/01/2015 to 12/31/2015	17.39728	18.75039	119
01/01/2016 to 12/31/2016	18.75039	17.99989	47
01/01/2017 to 12/31/2017	17.99989	23.82000	69
01/01/2018 to 12/31/2018	23.82000	22.82771	34
01/01/2019 to 12/31/2019	22.82771	29.48867	152
01/01/2020 to 12/31/2020	29.48867	44.25211	73
AST Large-Cap Core Portfolio
04/29/2013* to 12/31/2013	9.99785	11.60136	0
01/01/2014 to 12/31/2014	11.60136	13.02441	0
01/01/2015 to 12/31/2015	13.02441	12.88394	0
01/01/2016 to 12/31/2016	12.88394	13.91475	0
01/01/2017 to 12/31/2017	13.91475	16.45923	0
01/01/2018 to 12/31/2018	16.45923	14.88534	0
01/01/2019 to 12/31/2019	14.88534	18.15367	0
01/01/2020 to 12/31/2020	18.15367	19.65630	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	9.20269	8.88354	0
01/01/2012 to 12/31/2012	8.88354	9.71536	0
01/01/2013 to 12/31/2013	9.71536	12.92977	0
01/01/2014 to 12/31/2014	12.92977	13.92987	0
01/01/2015 to 12/31/2015	13.92987	14.93700	0
01/01/2016 to 12/31/2016	14.93700	15.36379	0
01/01/2017 to 12/31/2017	15.36379	19.90628	0
01/01/2018 to 12/31/2018	19.90628	18.86828	0
01/01/2019 to 12/31/2019	18.86828	24.19532	0
01/01/2020 to 12/31/2020	24.19532	31.01748	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	10.57442	9.97901	0
01/01/2012 to 12/31/2012	9.97901	11.96447	0
01/01/2013 to 12/31/2013	11.96447	14.87663	0
01/01/2014 to 12/31/2014	14.87663	15.01860	0
01/01/2015 to 12/31/2015	15.01860	14.41638	0
01/01/2016 to 12/31/2016	14.41638	15.04397	0
01/01/2017 to 12/31/2017	15.04397	18.15095	0
01/01/2018 to 12/31/2018	18.15095	15.99068	0
01/01/2019 to 12/31/2019	15.99068	20.24452	0
01/01/2020 to 12/31/2020	20.24452	22.51826	0
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99786	10.25735	220
01/01/2013 to 12/31/2013	10.25735	11.88270	8,947
01/01/2014 to 12/31/2014	11.88270	12.17079	10,746
01/01/2015 to 12/31/2015	12.17079	11.70935	11,202
01/01/2016 to 12/31/2016	11.70935	11.90075	13,815
01/01/2017 to 12/31/2017	11.90075	13.50653	44,108
01/01/2018 to 12/31/2018	13.50653	12.06709	44,753
01/01/2019 to 12/31/2019	12.06709	14.43147	18,499
01/01/2020 to 12/31/2020	14.43147	15.44701	20,589
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	9.55192	9.25036	0
01/01/2012 to 12/31/2012	9.25036	10.55071	0
01/01/2013 to 12/31/2013	10.55071	14.05135	0
01/01/2014 to 12/31/2014	14.05135	14.88080	0
01/01/2015 to 12/31/2015	14.88080	15.54458	0
01/01/2016 to 12/31/2016	15.54458	15.43361	0
01/01/2017 to 12/31/2017	15.43361	19.65365	460
01/01/2018 to 12/31/2018	19.65365	19.55499	0
01/01/2019 to 12/31/2019	19.55499	26.24718	0
01/01/2020 to 12/31/2020	26.24718	33.36272	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	9.99786	10.16082	0
01/01/2013 to 12/31/2013	10.16082	13.31402	0
01/01/2014 to 12/31/2014	13.31402	14.29549	0
01/01/2015 to 12/31/2015	14.29549	13.82564	0
01/01/2016 to 12/31/2016	13.82564	15.28057	0
01/01/2017 to 12/31/2017	15.28057	17.46854	0
01/01/2018 to 12/31/2018	17.46854	15.28783	0
01/01/2019 to 12/31/2019	15.28783	19.26391	0
01/01/2020 to 12/31/2020	19.26391	19.49735	0
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.74566	11.10213	0
01/01/2012 to 12/31/2012	11.10213	12.93636	0
01/01/2013 to 12/31/2013	12.93636	16.65936	0
01/01/2014 to 12/31/2014	16.65936	18.10010	0
01/01/2015 to 12/31/2015	18.10010	16.63010	0
01/01/2016 to 12/31/2016	16.63010	16.46824	0
01/01/2017 to 12/31/2017	16.46824	20.39083	442
01/01/2018 to 12/31/2018	20.39083	18.99758	0
01/01/2019 to 12/31/2019	18.99758	24.08800	0
01/01/2020 to 12/31/2020	24.08800	31.64176	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	9.40326	8.93322	0
01/01/2012 to 12/31/2012	8.93322	10.19275	0
01/01/2013 to 12/31/2013	10.19275	14.10101	0
01/01/2014 to 12/31/2014	14.10101	15.69450	0
01/01/2015 to 12/31/2015	15.69450	14.42741	0
01/01/2016 to 12/31/2016	14.42741	16.61822	271
01/01/2017 to 12/31/2017	16.61822	18.42283	484
01/01/2018 to 12/31/2018	18.42283	14.99370	0
01/01/2019 to 12/31/2019	14.99370	17.67622	0
01/01/2020 to 12/31/2020	17.67622	16.91233	0
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.82948	10.65550	1,911,588
01/01/2012 to 12/31/2012	10.65550	11.45674	2,128,095
01/01/2013 to 12/31/2013	11.45674	12.18906	1,927,678
01/01/2014 to 12/31/2014	12.18906	12.56022	1,833,252
01/01/2015 to 12/31/2015	12.56022	12.25351	1,684,164
01/01/2016 to 12/31/2016	12.25351	12.59744	1,500,607
01/01/2017 to 12/31/2017	12.59744	13.51634	1,368,080
01/01/2018 to 12/31/2018	13.51634	12.79160	1,240,368
01/01/2019 to 12/31/2019	12.79160	14.29815	1,199,621
01/01/2020 to 12/31/2020	14.29815	15.19391	1,296,566
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	10.01777	10.05412	0
01/01/2012 to 12/31/2012	10.05412	10.49048	0
01/01/2013 to 12/31/2013	10.49048	9.98316	0
01/01/2014 to 12/31/2014	9.98316	10.31486	0
01/01/2015 to 12/31/2015	10.31486	10.02155	0
01/01/2016 to 12/31/2016	10.02155	10.17437	0
01/01/2017 to 12/31/2017	10.17437	10.47445	0
01/01/2018 to 12/31/2018	10.47445	10.11956	0
01/01/2019 to 12/31/2019	10.11956	10.81989	0
01/01/2020 to 12/31/2020	10.81989	11.17828	0
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	9.13353	8.34511	2,097,657
01/01/2012 to 12/31/2012	8.34511	9.17966	1,995,792
01/01/2013 to 12/31/2013	9.17966	10.46525	1,944,069
01/01/2014 to 12/31/2014	10.46525	11.13285	1,853,608
01/01/2015 to 12/31/2015	11.13285	10.77894	1,900,962
01/01/2016 to 12/31/2016	10.77894	11.56133	1,839,621
01/01/2017 to 12/31/2017	11.56133	13.07674	1,920,211
01/01/2018 to 12/31/2018	13.07674	11.76973	1,744,727
01/01/2019 to 12/31/2019	11.76973	13.66488	1,637,107
01/01/2020 to 12/31/2020	13.66488	14.09174	1,509,577
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	8.41927	8.48580	0
01/01/2012 to 12/31/2012	8.48580	9.82084	0
01/01/2013 to 12/31/2013	9.82084	12.67001	0
01/01/2014 to 12/31/2014	12.67001	14.46757	0
01/01/2015 to 12/31/2015	14.46757	14.52802	0
01/01/2016 to 12/31/2016	14.52802	16.25526	0
01/01/2017 to 12/31/2017	16.25526	19.36074	463
01/01/2018 to 12/31/2018	19.36074	17.30854	0
01/01/2019 to 12/31/2019	17.30854	20.98699	0
01/01/2020 to 12/31/2020	20.98699	19.38446	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99785	8.84314	0
01/01/2012 to 12/31/2012	8.84314	9.74792	0
01/01/2013 to 12/31/2013	9.74792	11.62323	0
01/01/2014 to 12/31/2014	11.62323	12.05915	1,164
01/01/2015 to 12/31/2015	12.05915	11.76545	4,792
01/01/2016 to 12/31/2016	11.76545	12.18698	6,017
01/01/2017 to 12/31/2017	12.18698	14.03307	15,537
01/01/2018 to 12/31/2018	14.03307	12.77648	16,088
01/01/2019 to 12/31/2019	12.77648	15.08597	21,926
01/01/2020 to 12/31/2020	15.08597	16.39777	18,830
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	9.73319	8.23885	0
01/01/2012 to 12/31/2012	8.23885	9.63688	0
01/01/2013 to 12/31/2013	9.63688	13.21971	224
01/01/2014 to 12/31/2014	13.21971	13.51465	142
01/01/2015 to 12/31/2015	13.51465	13.34146	55
01/01/2016 to 12/31/2016	13.34146	13.99847	21
01/01/2017 to 12/31/2017	13.99847	17.41448	31
01/01/2018 to 12/31/2018	17.41448	15.12287	16
01/01/2019 to 12/31/2019	15.12287	20.10734	75
01/01/2020 to 12/31/2020	20.10734	26.48091	43
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.28585	10.88725	0
01/01/2012 to 12/31/2012	10.88725	11.89700	0
01/01/2013 to 12/31/2013	11.89700	15.66657	0
01/01/2014 to 12/31/2014	15.66657	15.84492	0
01/01/2015 to 12/31/2015	15.84492	15.55703	0
01/01/2016 to 12/31/2016	15.55703	16.98668	263
01/01/2017 to 12/31/2017	16.98668	20.50730	0
01/01/2018 to 12/31/2018	20.50730	18.29597	0
01/01/2019 to 12/31/2019	18.29597	23.19223	0
01/01/2020 to 12/31/2020	23.19223	33.52728	0
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	9.93828	9.10333	0
01/01/2012 to 12/31/2012	9.10333	10.47853	0
01/01/2013 to 12/31/2013	10.47853	14.02610	0
01/01/2014 to 12/31/2014	14.02610	14.38383	0
01/01/2015 to 12/31/2015	14.38383	13.40845	0
01/01/2016 to 12/31/2016	13.40845	16.87817	270
01/01/2017 to 12/31/2017	16.87817	17.65159	0
01/01/2018 to 12/31/2018	17.65159	14.25737	0
01/01/2019 to 12/31/2019	14.25737	16.94203	0
01/01/2020 to 12/31/2020	16.94203	16.64686	0
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.36977	10.30287	928,642
01/01/2012 to 12/31/2012	10.30287	11.39102	976,707
01/01/2013 to 12/31/2013	11.39102	12.96501	1,128,196
01/01/2014 to 12/31/2014	12.96501	13.37293	1,065,121
01/01/2015 to 12/31/2015	13.37293	13.03314	1,129,807
01/01/2016 to 12/31/2016	13.03314	13.65546	1,085,077
01/01/2017 to 12/31/2017	13.65546	15.35362	918,257
01/01/2018 to 12/31/2018	15.35362	14.15826	822,474
01/01/2019 to 12/31/2019	14.15826	16.66779	780,354
01/01/2020 to 12/31/2020	16.66779	18.27276	625,833

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	10.70110	10.24854	0
01/01/2012 to 12/31/2012	10.24854	11.73898	0
01/01/2013 to 12/31/2013	11.73898	16.47100	0
01/01/2014 to 12/31/2014	16.47100	17.38484	0
01/01/2015 to 12/31/2015	17.38484	18.55910	0
01/01/2016 to 12/31/2016	18.55910	18.56891	0
01/01/2017 to 12/31/2017	18.56891	24.94497	0
01/01/2018 to 12/31/2018	24.94497	25.23684	0
01/01/2019 to 12/31/2019	25.23684	31.52580	0
01/01/2020 to 12/31/2020	31.52580	42.93774	0
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	8.31666	8.06236	0
01/01/2012 to 12/31/2012	8.06236	8.90649	0
01/01/2013 to 12/31/2013	8.90649	11.68121	0
01/01/2014 to 12/31/2014	11.68121	11.55690	0
01/01/2015 to 12/31/2015	11.55690	10.57585	0
01/01/2016 to 12/31/2016	10.57585	10.93480	0
01/01/2017 to 12/31/2017	10.93480	12.41663	0
01/01/2018 to 12/31/2018	12.41663	10.91984	0
01/01/2019 to 12/31/2019	10.91984	13.40066	218
01/01/2020 to 12/31/2020	13.40066	13.32753	164
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	11.11788	9.21533	0
01/01/2012 to 12/31/2012	9.21533	9.30174	0
01/01/2013 to 12/31/2013	9.30174	10.45535	0
01/01/2014 to 12/31/2014	10.45535	9.33362	0
01/01/2015 to 12/31/2015	9.33362	7.34188	0
01/01/2016 to 12/31/2016	7.34188	8.91353	0
01/01/2017 to 12/31/2017	8.91353	9.57902	0
01/01/2018 to 12/31/2018	9.57902	7.77649	0
01/01/2019 to 12/31/2019	7.77649	8.85344	0
01/01/2020 to 12/31/2020	8.85344	8.43307	0
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.16154	9.55795	0
01/01/2012 to 12/31/2012	9.55795	11.02487	0
01/01/2013 to 12/31/2013	11.02487	14.22184	392
01/01/2014 to 12/31/2014	14.22184	15.92860	243
01/01/2015 to 12/31/2015	15.92860	14.49182	99
01/01/2016 to 12/31/2016	14.49182	16.09458	36
01/01/2017 to 12/31/2017	16.09458	18.58586	59
01/01/2018 to 12/31/2018	18.58586	15.11148	33
01/01/2019 to 12/31/2019	15.11148	17.53981	162
01/01/2020 to 12/31/2020	17.53981	16.09361	140
AST Wellington Management Hedged Equity Portfolio
01/01/2011 to 12/31/2011	8.86699	8.33989	3,239
01/01/2012 to 12/31/2012	8.33989	9.01845	20,146
01/01/2013 to 12/31/2013	9.01845	10.58693	96,704
01/01/2014 to 12/31/2014	10.58693	10.88122	128,124
01/01/2015 to 12/31/2015	10.88122	10.53324	46,932
01/01/2016 to 12/31/2016	10.53324	10.93147	47,114
01/01/2017 to 12/31/2017	10.93147	12.09781	45,900
01/01/2018 to 12/31/2018	12.09781	11.19489	42,426
01/01/2019 to 12/31/2019	11.19489	13.14746	41,534
01/01/2020 to 12/31/2020	13.14746	13.66081	40,737

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	10.51144	10.85741	0
01/01/2012 to 12/31/2012	10.85741	11.40720	0
01/01/2013 to 12/31/2013	11.40720	10.94684	482
01/01/2014 to 12/31/2014	10.94684	11.43181	327
01/01/2015 to 12/31/2015	11.43181	11.27435	133
01/01/2016 to 12/31/2016	11.27435	11.54968	439
01/01/2017 to 12/31/2017	11.54968	11.96206	90
01/01/2018 to 12/31/2018	11.96206	11.38770	50
01/01/2019 to 12/31/2019	11.38770	12.45829	222
01/01/2020 to 12/31/2020	12.45829	13.12080	148
*Denotes the start date of these sub-accounts

PREMIER X SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.05357	9.68945	172,922
01/01/2012 to 12/31/2012	9.68945	10.79903	187,764
01/01/2013 to 12/31/2013	10.79903	11.75851	169,163
01/01/2014 to 12/31/2014	11.75851	12.08662	230,801
01/01/2015 to 12/31/2015	12.08662	11.58176	286,697
01/01/2016 to 12/31/2016	11.58176	12.19380	296,022
01/01/2017 to 12/31/2017	12.19380	13.59275	280,237
01/01/2018 to 12/31/2018	13.59275	12.36263	241,676
01/01/2019 to 12/31/2019	12.36263	14.20530	238,428
01/01/2020 to 12/31/2020	14.20530	14.65795	228,821
AST Advanced Strategies Portfolio
01/01/2011 to 12/31/2011	10.59254	10.49952	36,272
01/01/2012 to 12/31/2012	10.49952	11.81435	79,091
01/01/2013 to 12/31/2013	11.81435	13.63409	158,790
01/01/2014 to 12/31/2014	13.63409	14.32368	180,239
01/01/2015 to 12/31/2015	14.32368	14.29579	206,753
01/01/2016 to 12/31/2016	14.29579	15.16031	258,359
01/01/2017 to 12/31/2017	15.16031	17.55127	276,330
01/01/2018 to 12/31/2018	17.55127	16.35373	293,477
01/01/2019 to 12/31/2019	16.35373	19.73136	269,061
01/01/2020 to 12/31/2020	19.73136	21.62240	261,751
AST AllianzGI World Trends Portfolio
01/01/2011 to 12/31/2011	9.99007	9.71160	5,942
01/01/2012 to 12/31/2012	9.71160	10.60403	50,477
01/01/2013 to 12/31/2013	10.60403	11.80510	62,149
01/01/2014 to 12/31/2014	11.80510	12.28896	69,809
01/01/2015 to 12/31/2015	12.28896	12.14719	72,169
01/01/2016 to 12/31/2016	12.14719	12.60617	100,956
01/01/2017 to 12/31/2017	12.60617	14.50774	139,717
01/01/2018 to 12/31/2018	14.50774	13.22832	137,096
01/01/2019 to 12/31/2019	13.22832	15.46111	147,025
01/01/2020 to 12/31/2020	15.46111	17.46615	146,805
AST Balanced Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.40804	10.17985	366,569
01/01/2012 to 12/31/2012	10.17985	11.33645	524,542
01/01/2013 to 12/31/2013	11.33645	13.20498	566,259
01/01/2014 to 12/31/2014	13.20498	13.92690	843,587
01/01/2015 to 12/31/2015	13.92690	13.85466	1,049,212
01/01/2016 to 12/31/2016	13.85466	14.58164	1,373,384
01/01/2017 to 12/31/2017	14.58164	16.58958	1,583,679
01/01/2018 to 12/31/2018	16.58958	15.61408	1,661,615
01/01/2019 to 12/31/2019	15.61408	18.46124	1,774,057
01/01/2020 to 12/31/2020	18.46124	20.42947	1,843,290

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2011 to 12/31/2011	11.77276	11.91843	101,716
01/01/2012 to 12/31/2012	11.91843	12.35443	57,567
01/01/2013 to 12/31/2013	12.35443	11.96593	61,513
01/01/2014 to 12/31/2014	11.96593	11.83586	56,087
01/01/2015 to 12/31/2015	11.83586	11.77554	95,573
01/01/2016 to 12/31/2016	11.77554	11.85025	101,282
01/01/2017 to 12/31/2017	11.85025	11.93304	177,391
01/01/2018 to 12/31/2018	11.93304	11.90270	280,925
01/01/2019 to 12/31/2019	11.90270	12.32937	290,821
01/01/2020 to 12/31/2020	12.32937	12.51982	297,341
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2011 to 12/31/2011	12.57524	12.84647	42,310
01/01/2012 to 12/31/2012	12.84647	13.90489	141,041
01/01/2013 to 12/31/2013	13.90489	13.51422	157,940
01/01/2014 to 12/31/2014	13.51422	13.94662	156,494
01/01/2015 to 12/31/2015	13.94662	13.51743	159,560
01/01/2016 to 12/31/2016	13.51743	13.94960	163,286
01/01/2017 to 12/31/2017	13.94960	14.41424	156,940
01/01/2018 to 12/31/2018	14.41424	14.17661	155,240
01/01/2019 to 12/31/2019	14.17661	15.33112	170,125
01/01/2020 to 12/31/2020	15.33112	16.29730	159,684
AST Capital Growth Asset Allocation Portfolio
01/01/2011 to 12/31/2011	9.88109	9.54594	115,629
01/01/2012 to 12/31/2012	9.54594	10.74833	85,759
01/01/2013 to 12/31/2013	10.74833	13.05551	147,135
01/01/2014 to 12/31/2014	13.05551	13.83039	261,580
01/01/2015 to 12/31/2015	13.83039	13.76649	412,131
01/01/2016 to 12/31/2016	13.76649	14.56220	531,059
01/01/2017 to 12/31/2017	14.56220	16.99771	642,736
01/01/2018 to 12/31/2018	16.99771	15.78215	717,176
01/01/2019 to 12/31/2019	15.78215	19.10225	788,216
01/01/2020 to 12/31/2020	19.10225	21.45112	843,766
AST Cohen & Steers Global Realty Portfolio
01/01/2011 to 12/31/2011	9.76197	9.17833	541
01/01/2012 to 12/31/2012	9.17833	11.52315	1,910
01/01/2013 to 12/31/2013	11.52315	11.90508	5,835
01/01/2014 to 12/31/2014	11.90508	13.42844	9,633
01/01/2015 to 12/31/2015	13.42844	13.28358	9,943
01/01/2016 to 12/31/2016	13.28358	13.26990	23,866
01/01/2017 to 12/31/2017	13.26990	14.56915	23,573
01/01/2018 to 12/31/2018	14.56915	13.74481	23,009
01/01/2019 to 12/31/2019	13.74481	17.02803	24,798
01/01/2020 to 12/31/2020	17.02803	16.36283	28,912
AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	8.36127	8.82419	4,845
01/01/2012 to 12/31/2012	8.82419	10.07765	33,808
01/01/2013 to 12/31/2013	10.07765	10.29050	28,693
01/01/2014 to 12/31/2014	10.29050	13.33818	33,765
01/01/2015 to 12/31/2015	13.33818	13.84584	49,429
01/01/2016 to 12/31/2016	13.84584	14.36896	61,695
01/01/2017 to 12/31/2017	14.36896	15.11555	58,323
01/01/2018 to 12/31/2018	15.11555	14.25356	59,512
01/01/2019 to 12/31/2019	14.25356	18.51789	60,285
01/01/2020 to 12/31/2020	18.51789	17.81454	64,082

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Emerging Markets Equity Portfolio
01/01/2011 to 12/31/2011	11.15868	8.80869	2,616
01/01/2012 to 12/31/2012	8.80869	10.28504	3,295
01/01/2013 to 12/31/2013	10.28504	10.20593	18,822
01/01/2014 to 12/31/2014	10.20593	9.63174	22,153
01/01/2015 to 12/31/2015	9.63174	7.94129	23,602
01/01/2016 to 12/31/2016	7.94129	8.83470	26,731
01/01/2017 to 12/31/2017	8.83470	11.05480	36,278
01/01/2018 to 12/31/2018	11.05480	9.40746	33,283
01/01/2019 to 12/31/2019	9.40746	10.55768	26,904
01/01/2020 to 12/31/2020	10.55768	10.87757	23,580
AST Fidelity Institutional AM® Quantitative Portfolio
01/01/2011 to 12/31/2011	9.70021	9.45972	70,843
01/01/2012 to 12/31/2012	9.45972	10.36217	125,844
01/01/2013 to 12/31/2013	10.36217	11.77393	141,532
01/01/2014 to 12/31/2014	11.77393	12.02477	146,745
01/01/2015 to 12/31/2015	12.02477	12.02372	175,869
01/01/2016 to 12/31/2016	12.02372	12.41117	191,548
01/01/2017 to 12/31/2017	12.41117	14.31272	207,742
01/01/2018 to 12/31/2018	14.31272	13.07285	192,111
01/01/2019 to 12/31/2019	13.07285	15.53206	198,626
01/01/2020 to 12/31/2020	15.53206	16.72529	188,642
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99973	10.07671	116,944
AST Goldman Sachs Multi-Asset Portfolio
01/01/2011 to 12/31/2011	10.32606	10.17206	13,151
01/01/2012 to 12/31/2012	10.17206	11.09154	67,208
01/01/2013 to 12/31/2013	11.09154	12.06017	27,028
01/01/2014 to 12/31/2014	12.06017	12.42331	62,516
01/01/2015 to 12/31/2015	12.42331	12.18843	73,646
01/01/2016 to 12/31/2016	12.18843	12.70214	98,929
01/01/2017 to 12/31/2017	12.70214	14.12146	96,526
01/01/2018 to 12/31/2018	14.12146	12.99418	83,476
01/01/2019 to 12/31/2019	12.99418	14.92684	85,776
01/01/2020 to 12/31/2020	14.92684	16.10419	73,254
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	12.07909	12.11532	1,906
01/01/2012 to 12/31/2012	12.11532	13.87726	4,328
01/01/2013 to 12/31/2013	13.87726	19.07270	10,593
01/01/2014 to 12/31/2014	19.07270	20.24314	14,911
01/01/2015 to 12/31/2015	20.24314	18.94153	28,415
01/01/2016 to 12/31/2016	18.94153	23.31383	35,607
01/01/2017 to 12/31/2017	23.31383	25.89693	38,501
01/01/2018 to 12/31/2018	25.89693	22.03326	44,443
01/01/2019 to 12/31/2019	22.03326	26.75324	46,090
01/01/2020 to 12/31/2020	26.75324	27.13377	54,152

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Government Money Market Portfolio
01/01/2011 to 12/31/2011	10.27485	10.17598	28,226
01/01/2012 to 12/31/2012	10.17598	10.07626	137,020
01/01/2013 to 12/31/2013	10.07626	9.97714	122,291
01/01/2014 to 12/31/2014	9.97714	9.87852	250,708
01/01/2015 to 12/31/2015	9.87852	9.78032	270,947
01/01/2016 to 12/31/2016	9.78032	9.68399	281,767
01/01/2017 to 12/31/2017	9.68399	9.62117	396,090
01/01/2018 to 12/31/2018	9.62117	9.64920	275,729
01/01/2019 to 12/31/2019	9.64920	9.71522	182,453
01/01/2020 to 12/31/2020	9.71522	9.64093	305,311
AST High Yield Portfolio
01/01/2011 to 12/31/2011	11.08074	11.31919	24,364
01/01/2012 to 12/31/2012	11.31919	12.76194	53,227
01/01/2013 to 12/31/2013	12.76194	13.54280	47,007
01/01/2014 to 12/31/2014	13.54280	13.75166	62,152
01/01/2015 to 12/31/2015	13.75166	13.13027	80,541
01/01/2016 to 12/31/2016	13.13027	15.00201	109,170
01/01/2017 to 12/31/2017	15.00201	15.96360	109,039
01/01/2018 to 12/31/2018	15.96360	15.49079	124,974
01/01/2019 to 12/31/2019	15.49079	17.68393	125,024
01/01/2020 to 12/31/2020	17.68393	17.97045	121,515
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	7.55590	7.16817	1,094
01/01/2012 to 12/31/2012	7.16817	8.29561	14,852
01/01/2013 to 12/31/2013	8.29561	11.48738	31,898
01/01/2014 to 12/31/2014	11.48738	12.93708	42,358
01/01/2015 to 12/31/2015	12.93708	11.80525	49,990
01/01/2016 to 12/31/2016	11.80525	14.01298	61,709
01/01/2017 to 12/31/2017	14.01298	16.53743	85,467
01/01/2018 to 12/31/2018	16.53743	14.05575	103,948
01/01/2019 to 12/31/2019	14.05575	18.02518	107,832
01/01/2020 to 12/31/2020	18.02518	17.89519	109,128
AST International Growth Portfolio
01/01/2011 to 12/31/2011	9.01789	7.77483	437
01/01/2012 to 12/31/2012	7.77483	9.26557	8,321
01/01/2013 to 12/31/2013	9.26557	10.92201	15,690
01/01/2014 to 12/31/2014	10.92201	10.21646	15,533
01/01/2015 to 12/31/2015	10.21646	10.43383	19,369
01/01/2016 to 12/31/2016	10.43383	9.94030	16,568
01/01/2017 to 12/31/2017	9.94030	13.32866	20,148
01/01/2018 to 12/31/2018	13.32866	11.43688	25,328
01/01/2019 to 12/31/2019	11.43688	14.95971	29,398
01/01/2020 to 12/31/2020	14.95971	19.45065	34,784
AST International Value Portfolio
01/01/2011 to 12/31/2011	9.17929	7.94794	1,773
01/01/2012 to 12/31/2012	7.94794	9.18156	3,131
01/01/2013 to 12/31/2013	9.18156	10.86035	7,431
01/01/2014 to 12/31/2014	10.86035	10.03208	9,404
01/01/2015 to 12/31/2015	10.03208	10.01389	11,194
01/01/2016 to 12/31/2016	10.01389	9.97240	10,720
01/01/2017 to 12/31/2017	9.97240	12.12628	12,615
01/01/2018 to 12/31/2018	12.12628	10.06836	9,185
01/01/2019 to 12/31/2019	10.06836	11.96465	9,097
01/01/2020 to 12/31/2020	11.96465	11.77440	12,162

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
01/01/2011 to 12/31/2011	10.13569	9.97825	1,208
01/01/2012 to 12/31/2012	9.97825	11.22134	27,647
01/01/2013 to 12/31/2013	11.22134	12.91910	27,963
01/01/2014 to 12/31/2014	12.91910	13.60521	34,332
01/01/2015 to 12/31/2015	13.60521	13.32949	53,555
01/01/2016 to 12/31/2016	13.32949	13.88622	58,208
01/01/2017 to 12/31/2017	13.88622	16.08024	65,148
01/01/2018 to 12/31/2018	16.08024	14.74659	61,814
01/01/2019 to 12/31/2019	14.74659	17.43752	95,993
01/01/2020 to 12/31/2020	17.43752	19.53693	95,827
AST J.P. Morgan International Equity Portfolio
01/01/2011 to 12/31/2011	9.09678	8.18270	11,011
01/01/2012 to 12/31/2012	8.18270	9.87658	14,182
01/01/2013 to 12/31/2013	9.87658	11.28094	28,745
01/01/2014 to 12/31/2014	11.28094	10.45830	71,525
01/01/2015 to 12/31/2015	10.45830	10.06541	106,352
01/01/2016 to 12/31/2016	10.06541	10.15840	111,320
01/01/2017 to 12/31/2017	10.15840	13.03844	128,328
01/01/2018 to 12/31/2018	13.03844	10.65367	196,763
01/01/2019 to 12/31/2019	10.65367	13.41967	171,119
01/01/2020 to 12/31/2020	13.41967	15.02475	187,611
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2011 to 12/31/2011	10.65289	10.57215	44,156
01/01/2012 to 12/31/2012	10.57215	11.58947	68,595
01/01/2013 to 12/31/2013	11.58947	12.74066	67,156
01/01/2014 to 12/31/2014	12.74066	13.30181	88,614
01/01/2015 to 12/31/2015	13.30181	13.14611	89,830
01/01/2016 to 12/31/2016	13.14611	13.51574	125,636
01/01/2017 to 12/31/2017	13.51574	15.00708	141,975
01/01/2018 to 12/31/2018	15.00708	14.09612	134,968
01/01/2019 to 12/31/2019	14.09612	15.99541	138,165
01/01/2020 to 12/31/2020	15.99541	17.63488	139,672
AST Jennison Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.35164	11.31377	0
01/01/2012 to 12/31/2012	11.31377	12.90295	518
01/01/2013 to 12/31/2013	12.90295	17.43738	5,435
01/01/2014 to 12/31/2014	17.43738	18.90555	8,490
01/01/2015 to 12/31/2015	18.90555	20.70893	10,511
01/01/2016 to 12/31/2016	20.70893	20.20390	10,182
01/01/2017 to 12/31/2017	20.20390	27.17167	14,178
01/01/2018 to 12/31/2018	27.17167	26.46778	16,937
01/01/2019 to 12/31/2019	26.46778	34.74953	20,499
01/01/2020 to 12/31/2020	34.74953	52.99759	27,829
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	9.74903	9.56442	5,154
01/01/2012 to 12/31/2012	9.56442	10.63120	48,310
01/01/2013 to 12/31/2013	10.63120	14.37959	35,153
01/01/2014 to 12/31/2014	14.37959	15.74482	73,599
01/01/2015 to 12/31/2015	15.74482	17.15902	82,680
01/01/2016 to 12/31/2016	17.15902	17.93663	79,915
01/01/2017 to 12/31/2017	17.93663	23.61802	104,767
01/01/2018 to 12/31/2018	23.61802	22.75449	128,715
01/01/2019 to 12/31/2019	22.75449	29.65526	119,761
01/01/2020 to 12/31/2020	29.65526	38.63746	126,949

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	10.33903	9.91614	18,473
01/01/2012 to 12/31/2012	9.91614	12.08368	28,565
01/01/2013 to 12/31/2013	12.08368	15.27018	35,474
01/01/2014 to 12/31/2014	15.27018	15.66783	48,968
01/01/2015 to 12/31/2015	15.66783	15.28549	63,770
01/01/2016 to 12/31/2016	15.28549	16.21071	73,574
01/01/2017 to 12/31/2017	16.21071	19.87703	102,439
01/01/2018 to 12/31/2018	19.87703	17.79928	108,751
01/01/2019 to 12/31/2019	17.79928	22.90247	107,745
01/01/2020 to 12/31/2020	22.90247	25.89091	98,947
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	9.99918	10.37057	16,117
01/01/2013 to 12/31/2013	10.37057	12.20998	8,126
01/01/2014 to 12/31/2014	12.20998	12.71038	13,083
01/01/2015 to 12/31/2015	12.71038	12.42824	15,806
01/01/2016 to 12/31/2016	12.42824	12.83725	25,969
01/01/2017 to 12/31/2017	12.83725	14.80668	26,954
01/01/2018 to 12/31/2018	14.80668	13.44632	22,681
01/01/2019 to 12/31/2019	13.44632	16.34372	74,074
01/01/2020 to 12/31/2020	16.34372	17.77964	115,259
AST MFS Growth Portfolio
01/01/2011 to 12/31/2011	10.04775	9.88927	3,386
01/01/2012 to 12/31/2012	9.88927	11.46400	5,224
01/01/2013 to 12/31/2013	11.46400	15.51686	16,702
01/01/2014 to 12/31/2014	15.51686	16.70138	32,940
01/01/2015 to 12/31/2015	16.70138	17.73141	52,858
01/01/2016 to 12/31/2016	17.73141	17.89169	66,755
01/01/2017 to 12/31/2017	17.89169	23.15489	77,695
01/01/2018 to 12/31/2018	23.15489	23.41734	98,238
01/01/2019 to 12/31/2019	23.41734	31.94467	95,673
01/01/2020 to 12/31/2020	31.94467	41.26780	99,404
AST Mid-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.42903	11.93976	1,490
01/01/2012 to 12/31/2012	11.93976	14.14015	10,307
01/01/2013 to 12/31/2013	14.14015	18.50694	16,778
01/01/2014 to 12/31/2014	18.50694	20.43596	21,586
01/01/2015 to 12/31/2015	20.43596	19.08331	59,327
01/01/2016 to 12/31/2016	19.08331	19.20543	63,514
01/01/2017 to 12/31/2017	19.20543	24.16719	79,947
01/01/2018 to 12/31/2018	24.16719	22.88626	98,056
01/01/2019 to 12/31/2019	22.88626	29.49267	101,734
01/01/2020 to 12/31/2020	29.49267	39.37383	108,358
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	9.97960	9.63540	10,393
01/01/2012 to 12/31/2012	9.63540	11.17393	15,841
01/01/2013 to 12/31/2013	11.17393	15.71072	36,628
01/01/2014 to 12/31/2014	15.71072	17.77178	44,348
01/01/2015 to 12/31/2015	17.77178	16.60400	54,248
01/01/2016 to 12/31/2016	16.60400	19.43671	60,770
01/01/2017 to 12/31/2017	19.43671	21.89837	74,157
01/01/2018 to 12/31/2018	21.89837	18.11547	87,816
01/01/2019 to 12/31/2019	18.11547	21.70530	83,900
01/01/2020 to 12/31/2020	21.70530	21.10671	84,720

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	11.15697	11.15675	207,615
01/01/2012 to 12/31/2012	11.15675	12.19226	449,309
01/01/2013 to 12/31/2013	12.19226	13.18351	433,397
01/01/2014 to 12/31/2014	13.18351	13.80684	626,045
01/01/2015 to 12/31/2015	13.80684	13.68969	718,355
01/01/2016 to 12/31/2016	13.68969	14.30327	825,544
01/01/2017 to 12/31/2017	14.30327	15.59655	983,931
01/01/2018 to 12/31/2018	15.59655	15.00285	894,586
01/01/2019 to 12/31/2019	15.00285	17.04382	941,208
01/01/2020 to 12/31/2020	17.04382	18.40748	988,443
AST Prudential Growth Allocation Portfolio
01/01/2011 to 12/31/2011	9.65573	8.96603	49,820
01/01/2012 to 12/31/2012	8.96603	10.02421	61,112
01/01/2013 to 12/31/2013	10.02421	11.61472	94,352
01/01/2014 to 12/31/2014	11.61472	12.55744	195,413
01/01/2015 to 12/31/2015	12.55744	12.35696	264,830
01/01/2016 to 12/31/2016	12.35696	13.46983	281,928
01/01/2017 to 12/31/2017	13.46983	15.48350	579,941
01/01/2018 to 12/31/2018	15.48350	14.16509	601,960
01/01/2019 to 12/31/2019	14.16509	16.71458	563,955
01/01/2020 to 12/31/2020	16.71458	17.51827	517,270
AST QMA US Equity Alpha Portfolio
01/01/2011 to 12/31/2011	8.64622	8.85664	491
01/01/2012 to 12/31/2012	8.85664	10.41779	1,912
01/01/2013 to 12/31/2013	10.41779	13.65949	8,717
01/01/2014 to 12/31/2014	13.65949	15.85219	20,322
01/01/2015 to 12/31/2015	15.85219	16.17865	28,273
01/01/2016 to 12/31/2016	16.17865	18.39686	44,915
01/01/2017 to 12/31/2017	18.39686	22.26804	47,201
01/01/2018 to 12/31/2018	22.26804	20.23491	57,393
01/01/2019 to 12/31/2019	20.23491	24.93613	60,624
01/01/2020 to 12/31/2020	24.93613	23.40867	61,609
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	9.99918	8.93992	0
01/01/2012 to 12/31/2012	8.93992	10.01604	21,087
01/01/2013 to 12/31/2013	10.01604	12.13798	25,309
01/01/2014 to 12/31/2014	12.13798	12.79898	15,325
01/01/2015 to 12/31/2015	12.79898	12.69136	93,053
01/01/2016 to 12/31/2016	12.69136	13.36031	201,968
01/01/2017 to 12/31/2017	13.36031	15.63441	221,992
01/01/2018 to 12/31/2018	15.63441	14.46842	278,782
01/01/2019 to 12/31/2019	14.46842	17.36278	179,321
01/01/2020 to 12/31/2020	17.36278	19.18082	159,190
AST Small-Cap Growth Opportunities Portfolio
01/01/2011 to 12/31/2011	10.41905	8.96343	2,264
01/01/2012 to 12/31/2012	8.96343	10.65604	9,161
01/01/2013 to 12/31/2013	10.65604	14.85632	15,705
01/01/2014 to 12/31/2014	14.85632	15.43593	19,852
01/01/2015 to 12/31/2015	15.43593	15.48715	29,778
01/01/2016 to 12/31/2016	15.48715	16.51462	32,216
01/01/2017 to 12/31/2017	16.51462	20.87920	46,248
01/01/2018 to 12/31/2018	20.87920	18.42985	62,800
01/01/2019 to 12/31/2019	18.42985	24.90454	65,318
01/01/2020 to 12/31/2020	24.90454	33.33401	70,880

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	12.06406	11.82778	819
01/01/2012 to 12/31/2012	11.82778	13.13644	5,376
01/01/2013 to 12/31/2013	13.13644	17.58113	12,287
01/01/2014 to 12/31/2014	17.58113	18.07191	13,769
01/01/2015 to 12/31/2015	18.07191	18.03357	12,680
01/01/2016 to 12/31/2016	18.03357	20.01168	20,627
01/01/2017 to 12/31/2017	20.01168	24.55270	24,216
01/01/2018 to 12/31/2018	24.55270	22.26553	15,944
01/01/2019 to 12/31/2019	22.26553	28.68509	21,046
01/01/2020 to 12/31/2020	28.68509	42.14436	20,176
AST Small-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.30053	9.58913	680
01/01/2012 to 12/31/2012	9.58913	11.21832	7,416
01/01/2013 to 12/31/2013	11.21832	15.26149	17,249
01/01/2014 to 12/31/2014	15.26149	15.90635	18,760
01/01/2015 to 12/31/2015	15.90635	15.07015	20,694
01/01/2016 to 12/31/2016	15.07015	19.27868	20,881
01/01/2017 to 12/31/2017	19.27868	20.49063	31,112
01/01/2018 to 12/31/2018	20.49063	16.82275	44,188
01/01/2019 to 12/31/2019	16.82275	20.31714	38,704
01/01/2020 to 12/31/2020	20.31714	20.28945	34,689
AST T. Rowe Price Asset Allocation Portfolio
01/01/2011 to 12/31/2011	10.52807	10.63067	60,944
01/01/2012 to 12/31/2012	10.63067	11.94592	170,982
01/01/2013 to 12/31/2013	11.94592	13.81861	463,674
01/01/2014 to 12/31/2014	13.81861	14.48626	626,426
01/01/2015 to 12/31/2015	14.48626	14.34890	810,547
01/01/2016 to 12/31/2016	14.34890	15.27883	843,845
01/01/2017 to 12/31/2017	15.27883	17.45860	944,414
01/01/2018 to 12/31/2018	17.45860	16.36414	1,089,691
01/01/2019 to 12/31/2019	16.36414	19.57926	1,092,615
01/01/2020 to 12/31/2020	19.57926	21.81517	1,151,333
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2011 to 12/31/2011	11.20897	10.91000	4,699
01/01/2012 to 12/31/2012	10.91000	12.70117	19,767
01/01/2013 to 12/31/2013	12.70117	18.11188	40,364
01/01/2014 to 12/31/2014	18.11188	19.42910	54,961
01/01/2015 to 12/31/2015	19.42910	21.08029	51,404
01/01/2016 to 12/31/2016	21.08029	21.43515	65,202
01/01/2017 to 12/31/2017	21.43515	29.26401	69,075
01/01/2018 to 12/31/2018	29.26401	30.09300	84,325
01/01/2019 to 12/31/2019	30.09300	38.20629	75,559
01/01/2020 to 12/31/2020	38.20629	52.88590	78,082
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	8.25078	8.12903	4,250
01/01/2012 to 12/31/2012	8.12903	9.12709	14,114
01/01/2013 to 12/31/2013	9.12709	12.16608	25,451
01/01/2014 to 12/31/2014	12.16608	12.23327	30,161
01/01/2015 to 12/31/2015	12.23327	11.37778	29,175
01/01/2016 to 12/31/2016	11.37778	11.95569	29,680
01/01/2017 to 12/31/2017	11.95569	13.79697	56,686
01/01/2018 to 12/31/2018	13.79697	12.33326	110,849
01/01/2019 to 12/31/2019	12.33326	15.38238	310,299
01/01/2020 to 12/31/2020	15.38238	15.54840	393,130

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	12.17409	10.25550	19,083
01/01/2012 to 12/31/2012	10.25550	10.52125	16,869
01/01/2013 to 12/31/2013	10.52125	12.01930	30,337
01/01/2014 to 12/31/2014	12.01930	10.90540	40,792
01/01/2015 to 12/31/2015	10.90540	8.71869	53,185
01/01/2016 to 12/31/2016	8.71869	10.75741	93,994
01/01/2017 to 12/31/2017	10.75741	11.74892	94,161
01/01/2018 to 12/31/2018	11.74892	9.69486	85,217
01/01/2019 to 12/31/2019	9.69486	11.21779	79,899
01/01/2020 to 12/31/2020	11.21779	10.86002	82,443
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2011 to 12/31/2011	10.42410	9.96483	972
01/01/2012 to 12/31/2012	9.96483	11.68256	7,983
01/01/2013 to 12/31/2013	11.68256	15.31633	5,233
01/01/2014 to 12/31/2014	15.31633	17.43481	8,434
01/01/2015 to 12/31/2015	17.43481	16.12146	25,811
01/01/2016 to 12/31/2016	16.12146	18.19606	25,555
01/01/2017 to 12/31/2017	18.19606	21.35480	27,034
01/01/2018 to 12/31/2018	21.35480	17.64836	28,454
01/01/2019 to 12/31/2019	17.64836	20.81892	25,271
01/01/2020 to 12/31/2020	20.81892	19.41485	28,637
AST Wellington Management Hedged Equity Portfolio
01/01/2011 to 12/31/2011	9.10752	8.70580	20,325
01/01/2012 to 12/31/2012	8.70580	9.56832	21,025
01/01/2013 to 12/31/2013	9.56832	11.41596	32,813
01/01/2014 to 12/31/2014	11.41596	11.92516	51,705
01/01/2015 to 12/31/2015	11.92516	11.73237	76,182
01/01/2016 to 12/31/2016	11.73237	12.37437	94,590
01/01/2017 to 12/31/2017	12.37437	13.91758	107,900
01/01/2018 to 12/31/2018	13.91758	13.09050	100,403
01/01/2019 to 12/31/2019	13.09050	15.62487	109,062
01/01/2020 to 12/31/2020	15.62487	16.50039	99,379
AST Western Asset Core Plus Bond Portfolio
01/01/2011 to 12/31/2011	11.05727	11.60740	6,542
01/01/2012 to 12/31/2012	11.60740	12.39484	37,608
01/01/2013 to 12/31/2013	12.39484	12.08896	36,684
01/01/2014 to 12/31/2014	12.08896	12.83064	48,572
01/01/2015 to 12/31/2015	12.83064	12.86080	60,874
01/01/2016 to 12/31/2016	12.86080	13.38950	106,795
01/01/2017 to 12/31/2017	13.38950	14.09350	107,980
01/01/2018 to 12/31/2018	14.09350	13.63727	340,141
01/01/2019 to 12/31/2019	13.63727	15.16307	292,253
01/01/2020 to 12/31/2020	15.16307	16.23027	332,030
*Denotes the start date of these sub-accounts

FINANCIAL INFORMATION

A-1

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Prudential Government Money Market Portfolio (Class I)	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$75,654,592	$111,320,805	$173,976,894	$9,056,660	$11,080,749
Net Assets	$75,654,592	$111,320,805	$173,976,894	$9,056,660	$11,080,749

NET ASSETS, representing:
Accumulation units	$75,654,592	$111,320,805	$173,976,894	$9,056,660	$11,080,749
	$75,654,592	$111,320,805	$173,976,894	$9,056,660	$11,080,749

Units outstanding	63,611,302	35,328,343	31,433,511	2,239,076	2,977,339

Portfolio shares held	7,565,459	7,054,550	2,134,686	240,805	316,683
Portfolio net asset value per share	$10.00	$15.78	$81.50	$37.61	$34.99
Investment in portfolio shares, at cost	$75,654,592	$79,533,123	$59,587,600	$4,254,809	$5,273,967

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Prudential Government Money Market Portfolio (Class I)	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$213,828	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	1,053,991	1,607,573	2,243,028	123,810	146,107
NET INVESTMENT INCOME (LOSS)	(840,163)	(1,607,573)	(2,243,028)	(123,810)	(146,107)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	4,980,530	17,985,683	688,154	928,986
Net change in unrealized appreciation (depreciation) on investments	—	4,224,066	22,798,445	35,245	171,816
NET GAIN (LOSS) ON INVESTMENTS	—	9,204,596	40,784,128	723,399	1,100,802

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(840,163)	$7,597,023	$38,541,100	$599,589	$954,695
The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
ASSETS
Investment in the portfolios, at fair value	$176,782,100	$112,671,816	$2,772,381	$418,550,482	$52,146,074
Net Assets	$176,782,100	$112,671,816	$2,772,381	$418,550,482	$52,146,074

NET ASSETS, representing:
Accumulation units	$176,782,100	$112,671,816	$2,772,381	$418,550,482	$52,146,074
	$176,782,100	$112,671,816	$2,772,381	$418,550,482	$52,146,074

Units outstanding	46,148,178	19,358,708	490,858	63,156,295	13,540,109

Portfolio shares held	4,742,009	18,231,685	101,441	4,774,703	1,085,020
Portfolio net asset value per share	$37.28	$6.18	$27.33	$87.66	$48.06
Investment in portfolio shares, at cost	$92,847,561	$96,096,377	$3,281,630	$237,175,106	$22,453,487

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	2,529,128	1,681,309	26,880	4,573,342	702,467
NET INVESTMENT INCOME (LOSS)	(2,529,128)	(1,681,309)	(26,880)	(4,573,342)	(702,467)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	13,593,968	1,517,238	(145,798)	25,967,642	4,485,414
Net change in unrealized appreciation (depreciation) on investments	(9,858,287)	5,572,663	379,125	38,881,287	2,450,552
NET GAIN (LOSS) ON INVESTMENTS	3,735,681	7,089,901	233,327	64,848,929	6,935,966

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,206,553	$5,408,592	$206,447	$60,275,587	$6,233,499
The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
ASSETS
Investment in the portfolios, at fair value	$367,735,837	$67,813,974	$17,759,657	$47,262,945	$61,366,592
Net Assets	$367,735,837	$67,813,974	$17,759,657	$47,262,945	$61,366,592

NET ASSETS, representing:
Accumulation units	$367,735,837	$67,813,974	$17,759,657	$47,262,945	$61,366,592
	$367,735,837	$67,813,974	$17,759,657	$47,262,945	$61,366,592

Units outstanding	44,193,387	8,148,652	7,401,384	10,587,438	15,937,789

Portfolio shares held	2,884,429	1,419,891	1,039,793	1,803,241	2,016,648
Portfolio net asset value per share	$127.49	$47.76	$17.08	$26.21	$30.43
Investment in portfolio shares, at cost	$70,992,156	$35,991,205	$14,561,570	$41,341,591	$57,061,549

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$89,882	$1,017,546	$759,107

EXPENSES
Charges for mortality and expense risk, and
for administration	4,603,510	680,816	223,390	613,182	806,997
NET INVESTMENT INCOME (LOSS)	(4,603,510)	(680,816)	(133,508)	404,364	(47,890)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	699,080	1,013,377	13,095,027
Net realized gain (loss) on shares redeemed	54,876,359	4,526,906	257,361	248,061	1,376,261
Net change in unrealized appreciation (depreciation) on investments	90,232,978	2,388,806	1,200,033	(2,638,722)	(7,883,995)
NET GAIN (LOSS) ON INVESTMENTS	145,109,337	6,915,712	2,156,474	(1,377,284)	6,587,293

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$140,505,827	$6,234,896	$2,022,966	$(972,920)	$6,539,403
The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)
ASSETS
Investment in the portfolios, at fair value	$60,007,018	$50,513,383	$15,961,095	$74,028,048	$18,931,328
Net Assets	$60,007,018	$50,513,383	$15,961,095	$74,028,048	$18,931,328

NET ASSETS, representing:
Accumulation units	$60,007,018	$50,513,383	$15,961,095	$74,028,048	$18,931,328
	$60,007,018	$50,513,383	$15,961,095	$74,028,048	$18,931,328

Units outstanding	10,969,919	11,790,436	3,265,202	10,743,323	4,347,300

Portfolio shares held	1,215,948	1,321,994	485,582	1,002,954	1,694,837
Portfolio net asset value per share	$49.35	$38.21	$32.87	$73.81	$11.17
Investment in portfolio shares, at cost	$36,587,419	$42,164,314	$11,057,615	$34,509,995	$13,119,726

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$289,888	$591,971	$111,101	$—	$408,336

EXPENSES
Charges for mortality and expense risk, and
for administration	756,217	614,102	216,800	945,621	250,268
NET INVESTMENT INCOME (LOSS)	(466,329)	(22,131)	(105,699)	(945,621)	158,068

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	4,335,255	—	612,440	4,371,226	492,289
Net realized gain (loss) on shares redeemed	3,082,014	(210,176)	835,534	6,007,764	834,776
Net change in unrealized appreciation (depreciation) on investments	8,108,003	6,267,755	814,156	8,733,117	(2,110,795)
NET GAIN (LOSS) ON INVESTMENTS	15,525,272	6,057,579	2,262,130	19,112,107	(783,730)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$15,058,943	$6,035,448	$2,156,431	$18,166,486	$(625,662)
The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$28,340,614	$42,559,236	$20,214,540	$9,931,408	$67,045,172
Net Assets	$28,340,614	$42,559,236	$20,214,540	$9,931,408	$67,045,172

NET ASSETS, representing:
Accumulation units	$28,340,614	$42,559,236	$20,214,540	$9,931,408	$67,045,172
	$28,340,614	$42,559,236	$20,214,540	$9,931,408	$67,045,172

Units outstanding	4,762,142	8,380,460	7,836,973	3,770,791	19,333,299

Portfolio shares held	1,226,336	854,089	2,204,421	138,881	2,361,577
Portfolio net asset value per share	$23.11	$49.83	$9.17	$71.51	$28.39
Investment in portfolio shares, at cost	$23,366,553	$11,990,854	$21,239,835	$6,405,322	$32,002,882

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$128,184	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	330,880	540,235	263,987	129,157	930,675
NET INVESTMENT INCOME (LOSS)	(330,880)	(540,235)	(135,803)	(129,157)	(930,675)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	3,093,647	—	512,734	774,885	—
Net realized gain (loss) on shares redeemed	(184,655)	6,109,653	(780,090)	806,288	5,155,959
Net change in unrealized appreciation (depreciation) on investments	7,772,500	4,531,957	2,056,823	1,319,628	(5,072,861)
NET GAIN (LOSS) ON INVESTMENTS	10,681,492	10,641,610	1,789,467	2,900,801	83,098

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$10,350,612	$10,101,375	$1,653,664	$2,771,644	$(847,577)
The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
ASSETS
Investment in the portfolios, at fair value	$10,649,491	$112,875,338	$32,179,743	$223,299,896	$1,414,007,797
Net Assets	$10,649,491	$112,875,338	$32,179,743	$223,299,896	$1,414,007,797

NET ASSETS, representing:
Accumulation units	$10,649,491	$112,875,338	$32,179,743	$223,299,896	$1,414,007,797
	$10,649,491	$112,875,338	$32,179,743	$223,299,896	$1,414,007,797

Units outstanding	3,104,096	18,626,894	11,417,185	10,060,325	87,356,124

Portfolio shares held	222,886	4,077,866	2,624,775	15,893,231	61,080,250
Portfolio net asset value per share	$47.78	$27.68	$12.26	$14.05	$23.15
Investment in portfolio shares, at cost	$6,156,410	$31,372,314	$16,985,865	$180,162,531	$1,039,349,482

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$34,572	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	159,932	1,551,982	448,024	2,806,579	19,744,665
NET INVESTMENT INCOME (LOSS)	(125,360)	(1,551,982)	(448,024)	(2,806,579)	(19,744,665)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	822,765	—	—	—	—
Net realized gain (loss) on shares redeemed	851,963	16,487,015	2,342,884	18,009,393	140,810,732
Net change in unrealized appreciation (depreciation) on investments	1,098,738	22,675,965	5,769,272	(29,458,855)	(8,485,893)
NET GAIN (LOSS) ON INVESTMENTS	2,773,466	39,162,980	8,112,156	(11,449,462)	132,324,839

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,648,106	$37,610,998	$7,664,132	$(14,256,041)	$112,580,174

The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$722,108,316	$222,485,528	$214,363,985	$98,038,564	$126,028,259
Net Assets	$722,108,316	$222,485,528	$214,363,985	$98,038,564	$126,028,259

NET ASSETS, representing:
Accumulation units	$722,108,316	$222,485,528	$214,363,985	$98,038,564	$126,028,259
	$722,108,316	$222,485,528	$214,363,985	$98,038,564	$126,028,259

Units outstanding	40,082,742	13,873,681	6,330,445	5,020,613	6,132,478

Portfolio shares held	41,075,558	19,048,418	6,571,551	4,059,568	4,313,082
Portfolio net asset value per share	$17.58	$11.68	$32.62	$24.15	$29.22
Investment in portfolio shares, at cost	$590,367,990	$186,049,072	$120,736,623	$74,314,877	$94,621,047

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	8,110,154	2,509,233	2,434,956	1,174,824	1,399,795
NET INVESTMENT INCOME (LOSS)	(8,110,154)	(2,509,233)	(2,434,956)	(1,174,824)	(1,399,795)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(38,575,569)	12,986,622	24,906,149	(3,601,805)	(5,313,281)
Net change in unrealized appreciation (depreciation) on investments	42,550,839	(6,795,566)	26,397,161	(790,394)	5,272,847
NET GAIN (LOSS) ON INVESTMENTS	3,975,270	6,191,056	51,303,310	(4,392,199)	(40,434)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(4,134,884)	$3,681,823	$48,868,354	$(5,567,023)	$(1,440,229)

The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$694,961,466	$456,870,815	$463,953,041	$293,573,142	$340,471,073
Net Assets	$694,961,466	$456,870,815	$463,953,041	$293,573,142	$340,471,073

NET ASSETS, representing:
Accumulation units	$694,961,466	$456,870,815	$463,953,041	$293,573,142	$340,471,073
	$694,961,466	$456,870,815	$463,953,041	$293,573,142	$340,471,073

Units outstanding	21,151,928	20,700,942	11,729,310	7,886,333	16,156,536

Portfolio shares held	43,901,546	13,773,615	5,519,308	6,742,608	9,820,337
Portfolio net asset value per share	$15.83	$33.17	$84.06	$43.54	$34.67
Investment in portfolio shares, at cost	$408,363,749	$293,179,907	$250,260,344	$177,945,823	$259,073,540

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	8,089,603	4,422,318	5,877,151	3,236,395	3,933,882
NET INVESTMENT INCOME (LOSS)	(8,089,603)	(4,422,318)	(5,877,151)	(3,236,395)	(3,933,882)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	80,702,800	16,696,352	92,696,121	39,212,927	(7,997,748)
Net change in unrealized appreciation (depreciation) on investments	83,075,277	(15,865,318)	12,247,002	26,906,711	(1,436,436)
NET GAIN (LOSS) ON INVESTMENTS	163,778,077	831,034	104,943,123	66,119,638	(9,434,184)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$155,688,474	$(3,591,284)	$99,065,972	$62,883,243	$(13,368,066)

The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$203,814,207	$224,029,396	$236,497,676	$11,461,947,665	$440,204,378
Net Assets	$203,814,207	$224,029,396	$236,497,676	$11,461,947,665	$440,204,378

NET ASSETS, representing:
Accumulation units	$203,814,207	$224,029,396	$236,497,676	$11,461,947,665	$440,204,378
	$203,814,207	$224,029,396	$236,497,676	$11,461,947,665	$440,204,378

Units outstanding	19,290,034	8,719,269	23,646,910	574,902,435	17,709,033

Portfolio shares held	17,555,057	6,770,305	10,740,131	303,949,819	15,984,182
Portfolio net asset value per share	$11.61	$33.09	$22.02	$37.71	$27.54
Investment in portfolio shares, at cost	$193,499,602	$179,547,339	$196,899,409	$7,661,851,291	$292,662,232

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	2,528,236	2,805,515	2,835,785	154,178,554	5,015,381
NET INVESTMENT INCOME (LOSS)	(2,528,236)	(2,805,515)	(2,835,785)	(154,178,554)	(5,015,381)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	3,842,130	13,617,791	(30,728,171)	1,147,082,495	39,269,665
Net change in unrealized appreciation (depreciation) on investments	1,632,449	(37,569,457)	17,247,658	(127,528,069)	1,863,141
NET GAIN (LOSS) ON INVESTMENTS	5,474,579	(23,951,666)	(13,480,513)	1,019,554,426	41,132,806

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,946,343	$(26,757,181)	$(16,316,298)	$865,375,872	$36,117,425

The accompanying notes are an integral part of these financial statements.
A9

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$235,886,068	$—	$1,483,961,512	$9,641,762,466	$2,680,162,648
Net Assets	$235,886,068	$—	$1,483,961,512	$9,641,762,466	$2,680,162,648

NET ASSETS, representing:
Accumulation units	$235,886,068	$—	$1,483,961,512	$9,641,762,466	$2,680,162,648
	$235,886,068	$—	$1,483,961,512	$9,641,762,466	$2,680,162,648

Units outstanding	14,571,025	—	92,866,838	462,882,896	185,426,353

Portfolio shares held	6,450,262	—	79,868,757	390,671,089	159,533,491
Portfolio net asset value per share	$36.57	$—	$18.58	$24.68	$16.80
Investment in portfolio shares, at cost	$173,896,029	$—	$1,102,320,561	$6,308,569,877	$2,160,634,520

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	11/13/2020**	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	2,968,338	1,645,923	21,094,662	129,941,761	37,774,364
NET INVESTMENT INCOME (LOSS)	(2,968,338)	(1,645,923)	(21,094,662)	(129,941,761)	(37,774,364)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5,134,546	(1,994,623)	147,868,890	880,978,180	170,987,880
Net change in unrealized appreciation (depreciation) on investments	11,321,997	(6,373,925)	(107,158,142)	(18,526,117)	(126,621,270)
NET GAIN (LOSS) ON INVESTMENTS	16,456,543	(8,368,548)	40,710,748	862,452,063	44,366,610

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$13,488,205	$(10,014,471)	$19,616,086	$732,510,302	$6,592,246

** Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio
ASSETS
Investment in the portfolios, at fair value	$7,752,708,117	$4,402,594,618	$3,365,837,692	$12,604,378,004	$6,421,614,675
Net Assets	$7,752,708,117	$4,402,594,618	$3,365,837,692	$12,604,378,004	$6,421,614,675

NET ASSETS, representing:
Accumulation units	$7,752,708,117	$4,402,594,618	$3,365,837,692	$12,604,378,004	$6,421,614,675
	$7,752,708,117	$4,402,594,618	$3,365,837,692	$12,604,378,004	$6,421,614,675

Units outstanding	406,938,794	272,148,920	199,009,445	677,603,408	320,430,398

Portfolio shares held	338,694,107	223,481,960	188,245,956	651,725,853	268,237,873
Portfolio net asset value per share	$22.89	$19.70	$17.88	$19.34	$23.94
Investment in portfolio shares, at cost	$4,982,820,293	$3,250,658,223	$2,408,180,647	$9,804,643,573	$4,208,970,363

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	105,235,115	64,200,588	45,631,302	166,781,024	87,530,283
NET INVESTMENT INCOME (LOSS)	(105,235,115)	(64,200,588)	(45,631,302)	(166,781,024)	(87,530,283)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	690,644,680	349,994,372	301,764,633	594,959,298	761,246,134
Net change in unrealized appreciation (depreciation) on investments	(2,077,094)	(13,532,834)	(123,051,202)	(349,551,882)	(297,687,808)
NET GAIN (LOSS) ON INVESTMENTS	688,567,586	336,461,538	178,713,431	245,407,416	463,558,326

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$583,332,471	$272,260,950	$133,082,129	$78,626,392	$376,028,043
The accompanying notes are an integral part of these financial statements.
A11

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,198,109,267	$394,114,367	$357,294,675	$1,628,565,402	$133,174,112
Net Assets	$1,198,109,267	$394,114,367	$357,294,675	$1,628,565,402	$133,174,112

NET ASSETS, representing:
Accumulation units	$1,198,109,267	$394,114,367	$357,294,675	$1,628,565,402	$133,174,112
	$1,198,109,267	$394,114,367	$357,294,675	$1,628,565,402	$133,174,112

Units outstanding	26,176,568	42,575,497	9,192,141	124,641,967	10,617,433

Portfolio shares held	18,569,579	394,114,367	4,538,804	102,489,956	6,243,512
Portfolio net asset value per share	$64.52	$1.00	$78.72	$15.89	$21.33
Investment in portfolio shares, at cost	$636,802,454	$394,114,367	$190,699,464	$1,428,324,618	$111,429,229

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$539,472	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	14,025,562	4,289,793	3,913,563	21,798,666	1,525,665
NET INVESTMENT INCOME (LOSS)	(14,025,562)	(3,750,321)	(3,913,563)	(21,798,666)	(1,525,665)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	189,329,065	—	35,785,699	112,714,277	(4,121,595)
Net change in unrealized appreciation (depreciation) on investments	130,885,464	—	74,775,065	(3,140,794)	908,652
NET GAIN (LOSS) ON INVESTMENTS	320,214,529	—	110,560,764	109,573,483	(3,212,943)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$306,188,967	$(3,750,321)	$106,647,201	$87,774,817	$(4,738,608)
The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Cohen & Steers Global Realty Portfolio	AST Emerging Markets Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$319,509,122	$1,150,344,209	$1,381,143,985	$70,616,878	$262,116,420
Net Assets	$319,509,122	$1,150,344,209	$1,381,143,985	$70,616,878	$262,116,420

NET ASSETS, representing:
Accumulation units	$319,509,122	$1,150,344,209	$1,381,143,985	$70,616,878	$262,116,420
	$319,509,122	$1,150,344,209	$1,381,143,985	$70,616,878	$262,116,420

Units outstanding	14,819,852	67,532,977	94,750,142	4,067,443	24,148,345

Portfolio shares held	11,851,229	118,714,573	90,864,736	4,870,130	25,572,334
Portfolio net asset value per share	$26.96	$9.69	$15.20	$14.50	$10.25
Investment in portfolio shares, at cost	$189,405,652	$1,078,653,836	$1,194,337,441	$58,331,455	$204,724,987

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Cohen & Steers Global Realty Portfolio	AST Emerging Markets Equity Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	3,010,594	68,612,284	16,769,112	864,599	2,739,757
NET INVESTMENT INCOME (LOSS)	(3,010,594)	(68,612,284)	(16,769,112)	(864,599)	(2,739,757)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	28,215,396	1,533,128,348	71,855,848	2,490,179	(14,254,274)
Net change in unrealized appreciation (depreciation) on investments	40,956,176	(25,629,094)	16,143,223	(4,891,375)	33,758,643
NET GAIN (LOSS) ON INVESTMENTS	69,171,572	1,507,499,254	87,999,071	(2,401,196)	19,504,369

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$66,160,978	$1,438,886,970	$71,229,959	$(3,265,795)	$16,764,612

The accompanying notes are an integral part of these financial statements.
A13

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Goldman Sachs Small-Cap Value Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services
ASSETS
Investment in the portfolios, at fair value	$326,189,811	$4,004,115,091	$2,547,203,412	$2,118,631,722	$1,206,203
Net Assets	$326,189,811	$4,004,115,091	$2,547,203,412	$2,118,631,722	$1,206,203

NET ASSETS, representing:
Accumulation units	$326,189,811	$4,004,115,091	$2,547,203,412	$2,118,631,722	$1,206,203
	$326,189,811	$4,004,115,091	$2,547,203,412	$2,118,631,722	$1,206,203

Units outstanding	14,037,719	235,816,565	137,600,497	142,027,343	29,094

Portfolio shares held	12,721,912	219,885,507	124,985,447	127,245,149	15,840
Portfolio net asset value per share	$25.64	$18.21	$20.38	$16.65	$76.15
Investment in portfolio shares, at cost	$231,917,289	$2,845,771,573	$1,776,631,119	$1,664,492,265	$1,157,582

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Goldman Sachs Small-Cap Value Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	3,666,078	52,792,265	33,015,693	28,009,931	8,684
NET INVESTMENT INCOME (LOSS)	(3,666,078)	(52,792,265)	(33,015,693)	(28,009,931)	(8,684)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	269,290
Net realized gain (loss) on shares redeemed	5,639,771	347,160,988	233,352,316	129,887,308	(7,361)
Net change in unrealized appreciation (depreciation) on investments	346,384	36,045,721	4,114,003	(8,401,210)	(42,933)
NET GAIN (LOSS) ON INVESTMENTS	5,986,155	383,206,709	237,466,319	121,486,098	218,996

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,320,077	$330,414,444	$204,450,626	$93,476,167	$210,312
The accompanying notes are an integral part of these financial statements.
A14

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth
ASSETS
Investment in the portfolios, at fair value	$505,981	$687,905	$2,470,657	$563,133	$901,015
Net Assets	$505,981	$687,905	$2,470,657	$563,133	$901,015

NET ASSETS, representing:
Accumulation units	$505,981	$687,905	$2,470,657	$563,133	$901,015
	$505,981	$687,905	$2,470,657	$563,133	$901,015

Units outstanding	18,556	46,066	76,774	20,849	35,524

Portfolio shares held	8,136	16,532	32,741	6,210	18,897
Portfolio net asset value per share	$62.19	$41.61	$75.46	$90.68	$47.68
Investment in portfolio shares, at cost	$389,905	$603,566	$2,272,300	$425,041	$766,535

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$3,065	$4,540	$—	$948	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	5,403	8,744	22,606	5,783	9,092
NET INVESTMENT INCOME (LOSS)	(2,338)	(4,204)	(22,606)	(4,835)	(9,092)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	4,068	49,354	274,453	10,493	72,700
Net realized gain (loss) on shares redeemed	(107,956)	(10,547)	(601)	(5,611)	(46,783)
Net change in unrealized appreciation (depreciation) on investments	178,031	(71,613)	(20,269)	81,282	139,818
NET GAIN (LOSS) ON INVESTMENTS	74,143	(32,806)	253,583	86,164	165,735

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$71,805	$(37,010)	$230,977	$81,329	$156,643

The accompanying notes are an integral part of these financial statements.
A15

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications
ASSETS
Investment in the portfolios, at fair value	$610,600	$324,060	$717,230	$237,573	$103,659
Net Assets	$610,600	$324,060	$717,230	$237,573	$103,659

NET ASSETS, representing:
Accumulation units	$610,600	$324,060	$717,230	$237,573	$103,659
	$610,600	$324,060	$717,230	$237,573	$103,659

Units outstanding	31,311	19,400	24,296	11,820	8,491

Portfolio shares held	15,513	5,573	19,618	5,600	3,214
Portfolio net asset value per share	$39.36	$58.15	$36.56	$42.42	$32.25
Investment in portfolio shares, at cost	$553,538	$321,304	$628,514	$208,709	$96,398

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$2,236	$4,911	$—	$62	$804

EXPENSES
Charges for mortality and expense risk, and
for administration	5,978	3,398	5,689	2,690	1,100
NET INVESTMENT INCOME (LOSS)	(3,742)	1,513	(5,689)	(2,628)	(296)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	44,758	9,019	78,246	28,651	—
Net realized gain (loss) on shares redeemed	(93,210)	(26,754)	(90,324)	(35,634)	(6,959)
Net change in unrealized appreciation (depreciation) on investments	20,238	(12,304)	95,528	8,963	10,651
NET GAIN (LOSS) ON INVESTMENTS	(28,214)	(30,039)	83,450	1,980	3,692

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(31,956)	$(28,526)	$77,761	$(648)	$3,396
The accompanying notes are an integral part of these financial statements.
A16

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020
ASSETS
Investment in the portfolios, at fair value	$562,637	$1,485,827	$1,300,761	$451,663,857	$—
Net Assets	$562,637	$1,485,827	$1,300,761	$451,663,857	$—

NET ASSETS, representing:
Accumulation units	$562,637	$1,485,827	$1,300,761	$451,663,857	$—
	$562,637	$1,485,827	$1,300,761	$451,663,857	$—

Units outstanding	28,794	45,010	68,611	10,531,917	—

Portfolio shares held	15,056	19,239	32,118	7,238,203	—
Portfolio net asset value per share	$37.37	$77.23	$40.50	$62.40	$—
Investment in portfolio shares, at cost	$632,248	$1,128,651	$1,260,252	$260,771,718	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020**

INVESTMENT INCOME
Dividend income	$8,704	$—	$13,736	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	6,222	17,586	12,939	4,371,143	514,948
NET INVESTMENT INCOME (LOSS)	2,482	(17,586)	797	(4,371,143)	(514,948)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	121,469	126,829	164,034	—	—
Net realized gain (loss) on shares redeemed	(12,673)	3,359	1,012	50,882,209	1,611,267
Net change in unrealized appreciation (depreciation) on investments	(145,499)	187,615	(173,360)	92,543,648	(920,802)
NET GAIN (LOSS) ON INVESTMENTS	(36,703)	317,803	(8,314)	143,425,857	690,465

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(34,221)	$300,217	$(7,517)	$139,054,714	$175,517

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A17

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022
ASSETS
Investment in the portfolios, at fair value	$64,272,869	$125,448	$752,655	$416,687	$16,238,770
Net Assets	$64,272,869	$125,448	$752,655	$416,687	$16,238,770

NET ASSETS, representing:
Accumulation units	$64,272,869	$125,448	$752,655	$416,687	$16,238,770
	$64,272,869	$125,448	$752,655	$416,687	$16,238,770

Units outstanding	5,012,244	6,751	99,176	9,877	1,310,460

Portfolio shares held	4,007,037	67,810	17,802	27,146	1,075,415
Portfolio net asset value per share	$16.04	$1.85	$42.28	$15.35	$15.10
Investment in portfolio shares, at cost	$62,498,868	$203,009	$451,258	$238,889	$15,333,785

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$3,365	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	1,129,357	1,859	11,190	6,099	386,051
NET INVESTMENT INCOME (LOSS)	(1,129,357)	1,506	(11,190)	(6,099)	(386,051)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	52,983	19,942	—
Net realized gain (loss) on shares redeemed	819,798	(34,224)	49,185	45,748	1,725,768
Net change in unrealized appreciation (depreciation) on investments	759,053	29,818	148,684	111,512	(761,656)
NET GAIN (LOSS) ON INVESTMENTS	1,578,851	(4,406)	250,852	177,202	964,112

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$449,494	$(2,900)	$239,662	$171,103	$578,061

The accompanying notes are an integral part of these financial statements.
A18

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023
ASSETS
Investment in the portfolios, at fair value	$1,249,336,919	$1,847,481,806	$1,114,357	$448,549,329	$4,509,990
Net Assets	$1,249,336,919	$1,847,481,806	$1,114,357	$448,549,329	$4,509,990

NET ASSETS, representing:
Accumulation units	$1,249,336,919	$1,847,481,806	$1,114,357	$448,549,329	$4,509,990
	$1,249,336,919	$1,847,481,806	$1,114,357	$448,549,329	$4,509,990

Units outstanding	75,101,538	130,978,783	36,822	35,983,698	414,632

Portfolio shares held	59,182,232	112,926,761	37,800	31,587,981	348,800
Portfolio net asset value per share	$21.11	$16.36	$29.48	$14.20	$12.93
Investment in portfolio shares, at cost	$897,850,616	$1,373,428,338	$788,356	$401,470,606	$3,850,441

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$6,960	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	12,069,845	25,452,682	17,374	4,841,167	119,843
NET INVESTMENT INCOME (LOSS)	(12,069,845)	(25,452,682)	(10,414)	(4,841,167)	(119,843)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	75,495	—	—
Net realized gain (loss) on shares redeemed	83,834,786	121,398,522	101,629	17,725,168	431,306
Net change in unrealized appreciation (depreciation) on investments	45,354,629	(76,456,249)	31,039	6,213,125	(2,060)
NET GAIN (LOSS) ON INVESTMENTS	129,189,415	44,942,273	208,163	23,938,293	429,246

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$117,119,570	$19,489,591	$197,749	$19,097,126	$309,403
The accompanying notes are an integral part of these financial statements.
A19

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$902,132,073	$9,949,259	$228,836,775	$1,428,413	$—
Net Assets	$902,132,073	$9,949,259	$228,836,775	$1,428,413	$—

NET ASSETS, representing:
Accumulation units	$902,132,073	$9,949,259	$228,836,775	$1,428,413	$—
	$902,132,073	$9,949,259	$228,836,775	$1,428,413	$—

Units outstanding	54,398,886	825,020	11,094,781	131,693	—

Portfolio shares held	47,133,337	757,750	9,428,792	112,651	—
Portfolio net asset value per share	$19.14	$13.13	$24.27	$12.68	$—
Investment in portfolio shares, at cost	$676,431,391	$8,570,777	$181,253,578	$1,344,246	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	8/14/2020**

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	10,391,899	72,717	2,494,133	95,802	155,184
NET INVESTMENT INCOME (LOSS)	(10,391,899)	(72,717)	(2,494,133)	(95,802)	(155,184)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	20,268,742	106,516	3,234,407	629,329	1,887,847
Net change in unrealized appreciation (depreciation) on investments	44,850,776	494,586	2,590,383	(215,599)	(2,356,960)
NET GAIN (LOSS) ON INVESTMENTS	65,119,518	601,102	5,824,790	413,730	(469,113)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$54,727,619	$528,385	$3,330,657	$317,928	$(624,297)

** Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A20

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio	AST Large-Cap Core Portfolio	AST Bond Portfolio 2025
ASSETS
Investment in the portfolios, at fair value	$179,574,859	$16,087,143,580	$—	$43,236,592	$2,808,487
Net Assets	$179,574,859	$16,087,143,580	$—	$43,236,592	$2,808,487

NET ASSETS, representing:
Accumulation units	$179,574,859	$16,087,143,580	$—	$43,236,592	$2,808,487
	$179,574,859	$16,087,143,580	$—	$43,236,592	$2,808,487

Units outstanding	9,007,153	1,200,377,231	—	2,174,725	220,420

Portfolio shares held	7,794,048	1,032,550,936	—	1,799,276	190,794
Portfolio net asset value per share	$23.04	$15.58	$—	$24.03	$14.72
Investment in portfolio shares, at cost	$139,060,609	$11,801,131,520	$—	$35,504,632	$2,652,692

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio	AST Large-Cap Core Portfolio	AST Bond Portfolio 2025
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	8/14/2020**	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	2,112,259	291,031,380	111,117	215,991	169,967
NET INVESTMENT INCOME (LOSS)	(2,112,259)	(291,031,380)	(111,117)	(215,991)	(169,967)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	8,767,544	100,788,814	4,607,475	931,561	1,484,262
Net change in unrealized appreciation (depreciation) on investments	(4,850,236)	1,736,183,433	(4,605,083)	3,473,415	(428,241)
NET GAIN (LOSS) ON INVESTMENTS	3,917,308	1,836,972,247	2,392	4,404,976	1,056,021

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,805,049	$1,545,940,867	$(108,725)	$4,188,985	$886,054

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A21

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio
ASSETS
Investment in the portfolios, at fair value	$3,080,473,390	$—	$142,737,411	$108,310,937	$—
Net Assets	$3,080,473,390	$—	$142,737,411	$108,310,937	$—

NET ASSETS, representing:
Accumulation units	$3,080,473,390	$—	$142,737,411	$108,310,937	$—
	$3,080,473,390	$—	$142,737,411	$108,310,937	$—

Units outstanding	188,340,685	—	8,977,352	7,540,416	—

Portfolio shares held	171,042,387	—	8,245,951	6,969,816	—
Portfolio net asset value per share	$18.01	$—	$17.31	$15.54	$—
Investment in portfolio shares, at cost	$2,307,332,484	$—	$103,722,211	$84,320,571	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	4/24/2020**	12/31/2020	12/31/2020	4/24/2020**

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	34,109,688	73,929	691,511	556,075	36,102
NET INVESTMENT INCOME (LOSS)	(34,109,688)	(73,929)	(691,511)	(556,075)	(36,102)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(44,268,961)	2,182,923	2,087,205	1,497,190	(491,429)
Net change in unrealized appreciation (depreciation) on investments	262,920,743	(6,737,459)	22,220,998	9,323,484	(989,150)
NET GAIN (LOSS) ON INVESTMENTS	218,651,782	(4,554,536)	24,308,203	10,820,674	(1,480,579)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$184,542,094	$(4,628,465)	$23,616,692	$10,264,599	$(1,516,681)

** Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A22

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

SUBACCOUNTS
	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio	AST PIMCO Dynamic Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$—	$—	$—	$—	$—
Net Assets	$—	$—	$—	$—	$—

NET ASSETS, representing:
Accumulation units	$—	$—	$—	$—	$—
	$—	$—	$—	$—	$—

Units outstanding	—	—	—	—	—

Portfolio shares held	—	—	—	—	—
Portfolio net asset value per share	$—	$—	$—	$—	$—
Investment in portfolio shares, at cost	$—	$—	$—	$—	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio	AST PIMCO Dynamic Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	4/24/2020**	4/24/2020**	8/14/2020**	8/14/2020**	11/13/2020**

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	68,610	73,478	8,903	25,188	51,442
NET INVESTMENT INCOME (LOSS)	(68,610)	(73,478)	(8,903)	(25,188)	(51,442)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	528,767	2,787,479	440,506	1,391,430	532,174
Net change in unrealized appreciation (depreciation) on investments	(8,353,309)	(3,394,607)	128,745	(1,610,915)	(290,426)
NET GAIN (LOSS) ON INVESTMENTS	(7,824,542)	(607,128)	569,251	(219,485)	241,748

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(7,893,152)	$(680,606)	$560,348	$(244,673)	$190,306

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A23

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio	AST Global Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$513,153,049	$9,088,942	$—	$—	$199,922,121
Net Assets	$513,153,049	$9,088,942	$—	$—	$199,922,121

NET ASSETS, representing:
Accumulation units	$513,153,049	$9,088,942	$—	$—	$199,922,121
	$513,153,049	$9,088,942	$—	$—	$199,922,121

Units outstanding	38,487,233	811,455	—	—	18,520,705

Portfolio shares held	35,389,865	712,858	—	—	16,227,445
Portfolio net asset value per share	$14.50	$12.75	$—	$—	$12.32
Investment in portfolio shares, at cost	$409,876,949	$8,240,792	$—	$—	$197,897,150

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio	AST Global Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	11/13/2020**	11/13/2020**	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	5,782,362	429,082	30,174	19,798	301,390
NET INVESTMENT INCOME (LOSS)	(5,782,362)	(429,082)	(30,174)	(19,798)	(301,390)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(17,685,028)	4,340,193	518,759	459,760	91,625
Net change in unrealized appreciation (depreciation) on investments	24,384,060	(1,471,608)	(326,968)	(180,052)	1,800,035
NET GAIN (LOSS) ON INVESTMENTS	6,699,032	2,868,585	191,791	279,708	1,891,660

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$916,670	$2,439,503	$161,617	$259,910	$1,590,270

** Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A24

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Neuberger Berman Long/Short Portfolio	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	Blackrock Global Allocation V.I. Fund (Class III)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
ASSETS
Investment in the portfolios, at fair value	$—	$10,110,038	$—	$65,021,641	$21,174,753
Net Assets	$—	$10,110,038	$—	$65,021,641	$21,174,753

NET ASSETS, representing:
Accumulation units	$—	$10,110,038	$—	$65,021,641	$21,174,753
	$—	$10,110,038	$—	$65,021,641	$21,174,753

Units outstanding	—	848,093	—	4,459,269	1,657,537

Portfolio shares held	—	751,676	—	3,991,507	1,875,532
Portfolio net asset value per share	$—	$13.45	$—	$16.29	$11.29
Investment in portfolio shares, at cost	$—	$8,806,624	$—	$57,000,101	$19,569,317

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Neuberger Berman Long/Short Portfolio	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	Blackrock Global Allocation V.I. Fund (Class III)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	8/14/2020**	12/31/2020	4/24/2020**	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$745,279	$668,043

EXPENSES
Charges for mortality and expense risk, and
for administration	18,018	48,873	17,552	322,903	123,182
NET INVESTMENT INCOME (LOSS)	(18,018)	(48,873)	(17,552)	422,376	544,861

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	3,603,840	—
Net realized gain (loss) on shares redeemed	778,093	(77,812)	512,093	243,826	(59,968)
Net change in unrealized appreciation (depreciation) on investments	(580,052)	689,053	(320,509)	6,432,217	445,009
NET GAIN (LOSS) ON INVESTMENTS	198,041	611,241	191,584	10,279,883	385,041

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$180,023	$562,368	$174,032	$10,702,259	$929,902

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A25

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029	AST American Funds Growth Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$11,975,450	$6,113,896	$489	$37,569	$1,227,832,533
Net Assets	$11,975,450	$6,113,896	$489	$37,569	$1,227,832,533

NET ASSETS, representing:
Accumulation units	$11,975,450	$6,113,896	$489	$37,569	$1,227,832,533
	$11,975,450	$6,113,896	$489	$37,569	$1,227,832,533

Units outstanding	1,049,495	418,305	41	3,155	89,194,772

Portfolio shares held	948,175	414,783	38	2,924	86,163,687
Portfolio net asset value per share	$12.63	$14.74	$12.81	$12.85	$14.25
Investment in portfolio shares, at cost	$11,359,676	$4,588,786	$482	$35,462	$925,077,008

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029	AST American Funds Growth Allocation Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$80,255	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	286,037	84,121	28,881	61,046	12,405,304
NET INVESTMENT INCOME (LOSS)	(286,037)	(3,866)	(28,881)	(61,046)	(12,405,304)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,668,736	151,518	1,337,572	1,306,738	(41,222,916)
Net change in unrealized appreciation (depreciation) on investments	(2,235,742)	397,556	(744,323)	(15,488)	207,453,953
NET GAIN (LOSS) ON INVESTMENTS	2,432,994	549,074	593,249	1,291,250	166,231,037

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,146,957	$545,208	$564,368	$1,230,204	$153,825,733

The accompanying notes are an integral part of these financial statements.
A26

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2030	AST BlackRock 80/20 Target Allocation ETF Portfolio	AST BlackRock 60/40 Target Allocation ETF Portfolio	AST Western Asset Corporate Bond Portfolio	AST T. Rowe Price Corporate Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$43,328,661	$279,518,791	$207,230,704	$3,384,224	$2,946,984
Net Assets	$43,328,661	$279,518,791	$207,230,704	$3,384,224	$2,946,984

NET ASSETS, representing:
Accumulation units	$43,328,661	$279,518,791	$207,230,704	$3,384,224	$2,946,984
	$43,328,661	$279,518,791	$207,230,704	$3,384,224	$2,946,984

Units outstanding	3,435,015	19,637,368	15,395,101	315,002	274,048

Portfolio shares held	3,307,531	19,105,864	15,005,844	309,627	269,377
Portfolio net asset value per share	$13.10	$14.63	$13.81	$10.93	$10.94
Investment in portfolio shares, at cost	$41,150,941	$218,916,635	$168,442,416	$3,286,184	$2,861,896

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2030	AST BlackRock 80/20 Target Allocation ETF Portfolio	AST BlackRock 60/40 Target Allocation ETF Portfolio	AST Western Asset Corporate Bond Portfolio	AST T. Rowe Price Corporate Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	1,495,295	2,796,143	2,031,924	14,589	12,034
NET INVESTMENT INCOME (LOSS)	(1,495,295)	(2,796,143)	(2,031,924)	(14,589)	(12,034)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6,966,340	(15,521,590)	(7,854,637)	(2,043)	(2,189)
Net change in unrealized appreciation (depreciation) on investments	2,296,752	47,550,559	30,588,401	96,893	83,703
NET GAIN (LOSS) ON INVESTMENTS	9,263,092	32,028,969	22,733,764	94,850	81,514

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$7,767,797	$29,232,826	$20,701,840	$80,261	$69,480

The accompanying notes are an integral part of these financial statements.
A27

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST PIMCO Corporate Bond Portfolio	AST Prudential Corporate Bond Portfolio	AST BlackRock Corporate Bond Portfolio	AST Dimensional Global Core Allocation Portfolio	AST Bond Portfolio 2031
ASSETS
Investment in the portfolios, at fair value	$4,361,033	$6,227,837	$3,848,385	$9,609,551	$58,918,690
Net Assets	$4,361,033	$6,227,837	$3,848,385	$9,609,551	$58,918,690

NET ASSETS, representing:
Accumulation units	$4,361,033	$6,227,837	$3,848,385	$9,609,551	$58,918,690
	$4,361,033	$6,227,837	$3,848,385	$9,609,551	$58,918,690

Units outstanding	405,948	578,164	350,158	824,500	5,311,877

Portfolio shares held	398,997	568,233	344,220	811,617	5,204,831
Portfolio net asset value per share	$10.93	$10.96	$11.18	$11.84	$11.32
Investment in portfolio shares, at cost	$4,262,309	$6,017,322	$3,762,295	$7,520,199	$59,530,873

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST PIMCO Corporate Bond Portfolio	AST Prudential Corporate Bond Portfolio	AST BlackRock Corporate Bond Portfolio	AST Dimensional Global Core Allocation Portfolio	AST Bond Portfolio 2031
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/2/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	12,757	27,625	12,914	83,154	536,377
NET INVESTMENT INCOME (LOSS)	(12,757)	(27,625)	(12,914)	(83,154)	(536,377)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(380)	2,291	(2,624)	(464,972)	184,447
Net change in unrealized appreciation (depreciation) on investments	97,227	205,497	84,999	2,081,056	(612,182)
NET GAIN (LOSS) ON INVESTMENTS	96,847	207,788	82,375	1,616,084	(427,735)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$84,090	$180,163	$69,461	$1,532,930	$(964,112)

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A28

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Contrafund℠ Portfolio (Initial Class)	Fidelity® VIP Growth Opportunities Portfolio (Initial Class)	Fidelity® VIP Growth Portfolio (Initial Class)	Fidelity® VIP Investment Grade Bond Portfolio (Initial Class)	MFS® New Discovery Series (Initial Class)
ASSETS
Investment in the portfolios, at fair value	$11,057	$108,464	$27,012	$50,725	$7,122
Net Assets	$11,057	$108,464	$27,012	$50,725	$7,122

NET ASSETS, representing:
Accumulation units	$11,057	$108,464	$27,012	$50,725	$7,122
	$11,057	$108,464	$27,012	$50,725	$7,122

Units outstanding	912	7,092	2,037	4,771	512

Portfolio shares held	230	1,399	262	3,600	264
Portfolio net asset value per share	$48.17	$77.54	$103.00	$14.09	$26.96
Investment in portfolio shares, at cost	$10,838	$101,816	$25,870	$50,878	$6,746

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Contrafund℠ Portfolio (Initial Class)	Fidelity® VIP Growth Opportunities Portfolio (Initial Class)	Fidelity® VIP Growth Portfolio (Initial Class)	Fidelity® VIP Investment Grade Bond Portfolio (Initial Class)	MFS® New Discovery Series (Initial Class)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$4	$—	$—	$885	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	4	55	41	57	2
NET INVESTMENT INCOME (LOSS)	—	(55)	(41)	828	(2)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	1	389	314	4	—
Net realized gain (loss) on shares redeemed	—	61	(2)	(1)	—
Net change in unrealized appreciation (depreciation) on investments	219	6,648	1,142	(153)	376
NET GAIN (LOSS) ON INVESTMENTS	220	7,098	1,454	(150)	376

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$220	$7,043	$1,413	$678	$374

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A29

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	MFS® Total Return Series (Initial Class)	MFS® Total Return Bond Series (Initial Class)	Vanguard Equity Index Portfolio	Vanguard Global Bond Index	Vanguard Mid-Cap Index Portfolio
ASSETS
Investment in the portfolios, at fair value	$935,266	$57,195	$51,739	$2,954	$14,751
Net Assets	$935,266	$57,195	$51,739	$2,954	$14,751

NET ASSETS, representing:
Accumulation units	$935,266	$57,195	$51,739	$2,954	$14,751
	$935,266	$57,195	$51,739	$2,954	$14,751

Units outstanding	86,929	5,429	4,566	286	1,299

Portfolio shares held	35,944	4,051	962	132	572
Portfolio net asset value per share	$26.02	$14.12	$53.76	$22.40	$25.77
Investment in portfolio shares, at cost	$923,691	$56,401	$48,341	$2,950	$14,628
STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	MFS® Total Return Series (Initial Class)	MFS® Total Return Bond Series (Initial Class)	Vanguard Equity Index Portfolio	Vanguard Global Bond Index	Vanguard Mid-Cap Index Portfolio
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	138	18	68	—	3
NET INVESTMENT INCOME (LOSS)	(138)	(18)	(68)	—	(3)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6	2	8	—	—
Net change in unrealized appreciation (depreciation) on investments	11,576	793	3,398	4	124
NET GAIN (LOSS) ON INVESTMENTS	11,582	795	3,406	4	124

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$11,444	$777	$3,338	$4	$121

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A30

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Vanguard Real Estate Index Portfolio	Vanguard Total Bond Market Index Portfolio	Vanguard Total International Stock Index Portfolio	Vanguard Total Stock Market Index Portfolio	Vanguard Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$28,661	$25,811	$71,366	$131,562	$61,813
Net Assets	$28,661	$25,811	$71,366	$131,562	$61,813

NET ASSETS, representing:
Accumulation units	$28,661	$25,811	$71,366	$131,562	$61,813
	$28,661	$25,811	$71,366	$131,562	$61,813

Units outstanding	3,253	2,478	6,340	11,386	5,761

Portfolio shares held	2,306	2,015	3,106	2,709	2,407
Portfolio net asset value per share	$12.43	$12.81	$22.98	$48.56	$25.68
Investment in portfolio shares, at cost	$28,321	$25,735	$68,278	$121,790	$59,937

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Vanguard Real Estate Index Portfolio	Vanguard Total Bond Market Index Portfolio	Vanguard Total International Stock Index Portfolio	Vanguard Total Stock Market Index Portfolio	Vanguard Balanced Portfolio
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	23	6	48	534	71
NET INVESTMENT INCOME (LOSS)	(23)	(6)	(48)	(534)	(71)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	—	2	20,081	3
Net change in unrealized appreciation (depreciation) on investments	340	76	3,087	9,773	1,876
NET GAIN (LOSS) ON INVESTMENTS	340	76	3,089	29,854	1,879

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$317	$70	$3,041	$29,320	$1,808

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A31

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Vanguard Conservative Allocation Portfolio	Vanguard Growth Portfolio	Vanguard High Yield Bond Portfolio	Vanguard Moderate Allocation Portfolio	Vanguard Short-Term Investment Grade Portfolio
ASSETS
Investment in the portfolios, at fair value	$75,346	$11,283	$6,043	$51,511	$30,791
Net Assets	$75,346	$11,283	$6,043	$51,511	$30,791

NET ASSETS, representing:
Accumulation units	$75,346	$11,283	$6,043	$51,511	$30,791
	$75,346	$11,283	$6,043	$51,511	$30,791

Units outstanding	6,933	862	583	4,647	2,974

Portfolio shares held	2,653	314	744	1,587	2,769
Portfolio net asset value per share	$28.40	$35.94	$8.12	$32.45	$11.12
Investment in portfolio shares, at cost	$71,404	$9,721	$5,991	$49,130	$30,645

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Vanguard Conservative Allocation Portfolio	Vanguard Growth Portfolio	Vanguard High Yield Bond Portfolio	Vanguard Moderate Allocation Portfolio	Vanguard Short-Term Investment Grade Portfolio
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	123	24	3	59	22
NET INVESTMENT INCOME (LOSS)	(123)	(24)	(3)	(59)	(22)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5	4	—	10	—
Net change in unrealized appreciation (depreciation) on investments	3,942	1,562	52	2,381	147
NET GAIN (LOSS) ON INVESTMENTS	3,947	1,566	52	2,391	147

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,824	$1,542	$49	$2,332	$125

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A32

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	American Funds IS Asset Allocation Fund (Class 1)	American Funds IS Blue Chip Income and Growth Fund (Class 1)	American Funds IS Bond Fund (Class 1)	American Funds IS Growth Fund (Class 1)	American Funds IS Growth-Income Fund (Class 1)
ASSETS
Investment in the portfolios, at fair value	$285,711	$80,293	$43,135	$334,716	$24,708
Net Assets	$285,711	$80,293	$43,135	$334,716	$24,708

NET ASSETS, representing:
Accumulation units	$285,711	$80,293	$43,135	$334,716	$24,708
	$285,711	$80,293	$43,135	$334,716	$24,708

Units outstanding	26,092	7,489	4,051	24,143	2,241

Portfolio shares held	10,782	5,595	3,628	2,784	446
Portfolio net asset value per share	$26.50	$14.35	$11.89	$120.21	$55.38
Investment in portfolio shares, at cost	$282,606	$80,159	$43,236	$316,805	$24,210

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	American Funds IS Asset Allocation Fund (Class 1)	American Funds IS Blue Chip Income and Growth Fund (Class 1)	American Funds IS Bond Fund (Class 1)	American Funds IS Growth Fund (Class 1)	American Funds IS Growth-Income Fund (Class 1)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$3,631	$1,095	$672	$594	$63

EXPENSES
Charges for mortality and expense risk, and
for administration	157	68	91	224	13
NET INVESTMENT INCOME (LOSS)	3,474	1,027	581	370	50

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6	(11)	(1)	134	—
Net change in unrealized appreciation (depreciation) on investments	3,105	134	(101)	17,911	499
NET GAIN (LOSS) ON INVESTMENTS	3,111	123	(102)	18,045	499

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$6,585	$1,150	$479	$18,415	$549

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A33

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	American Funds IS U.S. Government/AAA-Rated Securities Fund (Class 1)	BlackRock Basic Value V.I. Fund (Class I)	BlackRock Capital Appreciation V.I. Fund (Class I)	BlackRock Equity Dividend V.I. Fund (Class I)	BlackRock Global Allocation V.I. Fund (Class I)
ASSETS
Investment in the portfolios, at fair value	$21,599	$299,495	$49,081	$308,942	$20,785
Net Assets	$21,599	$299,495	$49,081	$308,942	$20,785

NET ASSETS, representing:
Accumulation units	$21,599	$299,495	$49,081	$308,942	$20,785
	$21,599	$299,495	$49,081	$308,942	$20,785

Units outstanding	2,005	28,703	3,788	29,722	1,759

Portfolio shares held	1,656	22,054	4,742	26,451	1,066
Portfolio net asset value per share	$13.04	$13.58	$10.35	$11.68	$19.49
Investment in portfolio shares, at cost	$21,777	$287,488	$49,289	$299,633	$20,196

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	American Funds IS U.S. Government/AAA-Rated Securities Fund (Class 1)	BlackRock Basic Value V.I. Fund (Class I)	BlackRock Capital Appreciation V.I. Fund (Class I)	BlackRock Equity Dividend V.I. Fund (Class I)	BlackRock Global Allocation V.I. Fund (Class I)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$316	$6,284	—	$1,259	$239

EXPENSES
Charges for mortality and expense risk, and
for administration	39	100	9	104	32
NET INVESTMENT INCOME (LOSS)	277	6,184	(9)	1,155	207

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	3,191	629	8,781	790
Net realized gain (loss) on shares redeemed	—	24	(1)	19	1
Net change in unrealized appreciation (depreciation) on investments	(178)	12,007	(208)	9,309	589
NET GAIN (LOSS) ON INVESTMENTS	(178)	15,222	420	18,109	1,380

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$99	$21,406	$411	$19,264	$1,587

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A34

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	DFA VA Global Bond Portfolio	DFA VA Short-Term Fixed Portfolio	DFA VA U.S. Large Value Portfolio	DFA VA U.S. Targeted Value Portfolio	Fidelity® VIP Balanced Portfolio (Initial Class)
ASSETS
Investment in the portfolios, at fair value	$23,863	$17,369	$14,952	$4,878	$119,386
Net Assets	$23,863	$17,369	$14,952	$4,878	$119,386

NET ASSETS, representing:
Accumulation units	$23,863	$17,369	$14,952	$4,878	$119,386
	$23,863	$17,369	$14,952	$4,878	$119,386

Units outstanding	2,379	1,744	1,501	453	10,163

Portfolio shares held	2,245	1,703	564	265	5,126
Portfolio net asset value per share	$10.63	$10.20	$26.52	$18.41	$23.29
Investment in portfolio shares, at cost	$23,841	$17,419	$15,277	$4,865	$114,055

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	DFA VA Global Bond Portfolio	DFA VA Short-Term Fixed Portfolio	DFA VA U.S. Large Value Portfolio	DFA VA U.S. Targeted Value Portfolio	Fidelity® VIP Balanced Portfolio (Initial Class)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$6	$52	$299	$73	$1,240

EXPENSES
Charges for mortality and expense risk, and
for administration	21	13	8	7	37
NET INVESTMENT INCOME (LOSS)	(15)	39	291	66	1,203

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	15
Net realized gain (loss) on shares redeemed	—	—	—	627	11
Net change in unrealized appreciation (depreciation) on investments	23	(51)	(325)	13	5,330
NET GAIN (LOSS) ON INVESTMENTS	23	(51)	(325)	640	5,356

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$8	$(12)	$(34)	$706	$6,559

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A35

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Consumer Discretionary Portfolio (Initial Class)	Fidelity® VIP Disciplined Small Cap Portfolio (Initial Class)	Fidelity® VIP Emerging Markets Portfolio (Initial Class)	Fidelity® VIP Financial Services Portfolio (Initial Class)	Fidelity® VIP Floating Rate High Income Portfolio (Initial Class)
ASSETS
Investment in the portfolios, at fair value	$—	$316,899	$7,086	$—	$11,042
Net Assets	$—	$316,899	$7,086	$—	$11,042

NET ASSETS, representing:
Accumulation units	$—	$316,899	$7,086	$—	$11,042
	$—	$316,899	$7,086	$—	$11,042

Units outstanding	—	26,416	534	—	1,082

Portfolio shares held	—	18,350	480	—	1,143
Portfolio net asset value per share	$34.37	$17.27	$14.75	$12.38	$9.66
Investment in portfolio shares, at cost	$—	$279,344	$6,884	$—	$11,268

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Consumer Discretionary Portfolio (Initial Class)	Fidelity® VIP Disciplined Small Cap Portfolio (Initial Class)	Fidelity® VIP Emerging Markets Portfolio (Initial Class)	Fidelity® VIP Financial Services Portfolio (Initial Class)	Fidelity® VIP Floating Rate High Income Portfolio (Initial Class)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$1,318	$—	$—	$431

EXPENSES
Charges for mortality and expense risk, and
for administration	49	105	—	48	5
NET INVESTMENT INCOME (LOSS)	(49)	1,213	—	(48)	426

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5,398	1,508	—	4,139	(1)
Net change in unrealized appreciation (depreciation) on investments	—	37,554	202	—	(226)
NET GAIN (LOSS) ON INVESTMENTS	5,398	39,062	202	4,139	(227)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$5,349	$40,275	$202	$4,091	$199

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A36

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Health Care Portfolio (Initial Class)	Fidelity® VIP Industrials Portfolio (Initial Class)	Fidelity® VIP International Capital Appreciation Portfolio (Initial Class)	Fidelity® VIP Mid Cap Portfolio (Initial Class)	Fidelity® VIP Strategic Income Portfolio (Initial Class)
ASSETS
Investment in the portfolios, at fair value	$5,036	$3,592	$31,335	$309,469	$15,338
Net Assets	$5,036	$3,592	$31,335	$309,469	$15,338

NET ASSETS, representing:
Accumulation units	$5,036	$3,592	$31,335	$309,469	$15,338
	$5,036	$3,592	$31,335	$309,469	$15,338

Units outstanding	431	333	2,649	26,762	1,458

Portfolio shares held	131	154	1,360	7,992	1,299
Portfolio net asset value per share	$38.41	$23.29	$23.04	$38.72	$11.81
Investment in portfolio shares, at cost	$5,054	$3,478	$28,309	$281,750	$15,547

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Health Care Portfolio (Initial Class)	Fidelity® VIP Industrials Portfolio (Initial Class)	Fidelity® VIP International Capital Appreciation Portfolio (Initial Class)	Fidelity® VIP Mid Cap Portfolio (Initial Class)	Fidelity® VIP Strategic Income Portfolio (Initial Class)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$3	$75	$1,202	$480

EXPENSES
Charges for mortality and expense risk, and
for administration	1	2	35	104	9
NET INVESTMENT INCOME (LOSS)	(1)	1	40	1,098	471

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	128
Net realized gain (loss) on shares redeemed	—	—	8	2,631	279
Net change in unrealized appreciation (depreciation) on investments	(18)	114	3,026	27,719	(209)
NET GAIN (LOSS) ON INVESTMENTS	(18)	114	3,034	30,350	198

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(19)	$115	$3,074	$31,448	$669

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A37

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Technology Portfolio (Initial Class)	Fidelity® VIP Utilities Portfolio (Initial Class)	ClearBridge Variable Mid Cap Portfolio (Class I)	ClearBridge Variable Small Cap Growth Portfolio (Class I)	Western Asset Core Plus VIT Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$11,409	$—	$5,559	$315,067	$133,025
Net Assets	$11,409	$—	$5,559	$315,067	$133,025

NET ASSETS, representing:
Accumulation units	$11,409	$—	$5,559	$315,067	$133,025
	$11,409	$—	$5,559	$315,067	$133,025

Units outstanding	761	—	498	23,105	12,533

Portfolio shares held	368	—	217	8,608	21,352
Portfolio net asset value per share	$30.99	$18.04	$25.62	$36.60	$6.23
Investment in portfolio shares, at cost	$10,852	$—	$4,556	$302,140	$133,390

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Technology Portfolio (Initial Class)	Fidelity® VIP Utilities Portfolio (Initial Class)	ClearBridge Variable Mid Cap Portfolio (Class I)	ClearBridge Variable Small Cap Growth Portfolio (Class I)	Western Asset Core Plus VIT Portfolio (Class I)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$13	$—	$2,257

EXPENSES
Charges for mortality and expense risk, and
for administration	104	45	6	104	65
NET INVESTMENT INCOME (LOSS)	(104)	(45)	7	(104)	2,192

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	17	—	—	18,353	—
Net realized gain (loss) on shares redeemed	14,586	3,041	29	25	2
Net change in unrealized appreciation (depreciation) on investments	557	—	1,003	12,927	(365)
NET GAIN (LOSS) ON INVESTMENTS	15,160	3,041	1,032	31,305	(363)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$15,056	$2,996	$1,039	$31,201	$1,829

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A38

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Western Asset Variable Global High Yield Bond Portfolio (Class I)	MFS® Mid Cap Growth Series (Initial Class)	MFS® International Intrinsic Value Portfolio (Initial Class)	MFS® Massachusetts Investors Growth Stock Portfolio (Initial Class)	MFS® International Growth Portfolio (Service Shares)
ASSETS
Investment in the portfolios, at fair value	$9,253	$15,082	$64,129	$5,086	$786,833
Net Assets	$9,253	$15,082	$64,129	$5,086	$786,833

NET ASSETS, representing:
Accumulation units	$9,253	$15,082	$64,129	$5,086	$786,833
	$9,253	$15,082	$64,129	$5,086	$786,833

Units outstanding	878	1,184	5,384	432	58,399

Portfolio shares held	1,245	1,193	1,830	203	49,486
Portfolio net asset value per share	$7.43	$12.64	$35.05	$25.06	$15.90
Investment in portfolio shares, at cost	$9,168	$12,887	$61,019	$5,046	$716,786

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Western Asset Variable Global High Yield Bond Portfolio (Class I)	MFS® Mid Cap Growth Series (Initial Class)	MFS® International Intrinsic Value Portfolio (Initial Class)	MFS® Massachusetts Investors Growth Stock Portfolio (Initial Class)	MFS® International Growth Portfolio (Service Shares)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	4/27/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$239	$—	$—	$—	$2,879

EXPENSES
Charges for mortality and expense risk, and
for administration	9	16	52	1	1,220
NET INVESTMENT INCOME (LOSS)	230	(16)	(52)	(1)	1,659

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	3,036
Net realized gain (loss) on shares redeemed	—	14	6	—	3,132
Net change in unrealized appreciation (depreciation) on investments	85	2,195	3,110	41	70,047
NET GAIN (LOSS) ON INVESTMENTS	85	2,209	3,116	41	76,215

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$315	$2,193	$3,064	$40	$77,874

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A39

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	MFS® Massachusetts Investors Growth Stock Portfolio (Service Shares)	MFS® Technology Portfolio (Service Shares)	MFS® Investors Trust Series (Service Shares)	MFS® Mid Cap Growth Series (Service Shares)	MFS® New Discovery Series (Service Shares)
ASSETS
Investment in the portfolios, at fair value	$350,812	$7,567,746	$149,382	$3,419,635	$1,448,260
Net Assets	$350,812	$7,567,746	$149,382	$3,419,635	$1,448,260

NET ASSETS, representing:
Accumulation units	$350,812	$7,567,746	$149,382	$3,419,635	$1,448,260
	$350,812	$7,567,746	$149,382	$3,419,635	$1,448,260

Units outstanding	25,909	517,864	11,475	231,293	86,554

Portfolio shares held	14,220	259,614	4,151	296,586	61,341
Portfolio net asset value per share	$24.67	$29.15	$35.99	$11.53	$23.61
Investment in portfolio shares, at cost	$317,465	$6,724,174	$130,999	$3,027,125	$1,234,540

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	MFS® Massachusetts Investors Growth Stock Portfolio (Service Shares)	MFS® Technology Portfolio (Service Shares)	MFS® Investors Trust Series (Service Shares)	MFS® Mid Cap Growth Series (Service Shares)	MFS® New Discovery Series (Service Shares)
	4/27/2020*	4/27/2020*	4/27/2020*	4/27/2020*	4/27/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$210	$—	$434	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	638	13,137	376	5,855	2,211
NET INVESTMENT INCOME (LOSS)	(428)	(13,137)	58	(5,855)	(2,211)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	9,225	—	3,126	120,242	73,082
Net realized gain (loss) on shares redeemed	(2,101)	24,883	(405)	4,368	(1,332)
Net change in unrealized appreciation (depreciation) on investments	33,347	843,573	18,383	392,510	213,720
NET GAIN (LOSS) ON INVESTMENTS	40,471	868,456	21,104	517,120	285,470

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$40,043	$855,319	$21,162	$511,265	$283,259

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A40

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	MFS® Research Series (Service Shares)	MFS® Total Return Bond Series (Service Shares)	MFS® Total Return Series (Service Shares)	MFS® Utilities Series (Service Shares)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)
ASSETS
Investment in the portfolios, at fair value	$259,384	$6,968,142	$3,796,395	$1,751,723	$1,405,786
Net Assets	$259,384	$6,968,142	$3,796,395	$1,751,723	$1,405,786

NET ASSETS, representing:
Accumulation units	$259,384	$6,968,142	$3,796,395	$1,751,723	$1,405,786
	$259,384	$6,968,142	$3,796,395	$1,751,723	$1,405,786

Units outstanding	19,993	649,092	316,405	144,129	127,950

Portfolio shares held	8,021	502,752	148,878	50,496	30,083
Portfolio net asset value per share	$32.34	$13.86	$25.50	$34.69	$46.73
Investment in portfolio shares, at cost	$244,737	$6,906,052	$3,539,480	$1,604,122	$1,339,574

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	MFS® Research Series (Service Shares)	MFS® Total Return Bond Series (Service Shares)	MFS® Total Return Series (Service Shares)	MFS® Utilities Series (Service Shares)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)
	4/27/2020*	4/27/2020*	4/27/2020*	4/27/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$394	$127,232	$33,946	$15,352	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	366	14,387	7,038	3,519	1,241
NET INVESTMENT INCOME (LOSS)	28	112,845	26,908	11,833	(1,241)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	2,985	—	44,206	18,164	503
Net realized gain (loss) on shares redeemed	(547)	4,866	175	9,531	1,900
Net change in unrealized appreciation (depreciation) on investments	14,647	62,090	256,914	147,601	66,212
NET GAIN (LOSS) ON INVESTMENTS	17,085	66,956	301,295	175,296	68,615

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$17,113	$179,801	$328,203	$187,129	$67,374

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A41

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	American Funds IS Asset Allocation Fund (Class 4)	American Funds IS Blue Chip Income and Growth Fund (Class 4)	American Funds IS Bond Fund (Class 4)	American Funds IS Global Growth and Income Fund (Class 4)	American Funds IS Global Small Capitalization Fund (Class 4)
ASSETS
Investment in the portfolios, at fair value	$4,478,798	$939,667	$953,044	$649,562	$290,476
Net Assets	$4,478,798	$939,667	$953,044	$649,562	$290,476

NET ASSETS, representing:
Accumulation units	$4,478,798	$939,667	$953,044	$649,562	$290,476
	$4,478,798	$939,667	$953,044	$649,562	$290,476

Units outstanding	411,801	84,476	94,062	57,233	23,324

Portfolio shares held	171,865	66,833	81,526	39,729	9,172
Portfolio net asset value per share	$26.06	$14.06	$11.69	$16.35	$31.67
Investment in portfolio shares, at cost	$4,241,406	$884,076	$951,842	$584,851	$255,215

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	American Funds IS Asset Allocation Fund (Class 4)	American Funds IS Blue Chip Income and Growth Fund (Class 4)	American Funds IS Bond Fund (Class 4)	American Funds IS Global Growth and Income Fund (Class 4)	American Funds IS Global Small Capitalization Fund (Class 4)
	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$35,348	$9,493	$13,360	$3,577	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	4,548	790	1,033	677	221
NET INVESTMENT INCOME (LOSS)	30,800	8,703	12,327	2,900	(221)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	823	784	(8)	105	62
Net change in unrealized appreciation (depreciation) on investments	237,392	55,591	1,202	64,711	35,261
NET GAIN (LOSS) ON INVESTMENTS	238,215	56,375	1,194	64,816	35,323

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$269,015	$65,078	$13,521	$67,716	$35,102

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A42

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	American Funds IS Growth Fund (Class 4)	American Funds IS Growth-Income Fund (Class 4)	American Funds IS International Fund (Class 4)	American Funds IS New World Fund® (Class 4)	BlackRock Advantage Large Cap Core V.I. Fund (Class III)
ASSETS
Investment in the portfolios, at fair value	$2,248,404	$1,054,151	$223,850	$707,846	$382,005
Net Assets	$2,248,404	$1,054,151	$223,850	$707,846	$382,005

NET ASSETS, representing:
Accumulation units	$2,248,404	$1,054,151	$223,850	$707,846	$382,005
	$2,248,404	$1,054,151	$223,850	$707,846	$382,005

Units outstanding	183,639	95,286	18,669	59,346	34,015

Portfolio shares held	19,178	19,525	9,628	22,804	12,914
Portfolio net asset value per share	$117.24	$53.99	$23.25	$31.04	$29.58
Investment in portfolio shares, at cost	$1,989,541	$984,520	$198,349	$664,946	$384,483

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	American Funds IS Growth Fund (Class 4)	American Funds IS Growth-Income Fund (Class 4)	American Funds IS International Fund (Class 4)	American Funds IS New World Fund® (Class 4)	BlackRock Advantage Large Cap Core V.I. Fund (Class III)
	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$6,591	$430	$—	$2,455

EXPENSES
Charges for mortality and expense risk, and
for administration	2,093	1,148	219	378	307
NET INVESTMENT INCOME (LOSS)	(2,093)	5,443	211	(378)	2,148

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	23,692
Net realized gain (loss) on shares redeemed	312	920	366	887	(1,323)
Net change in unrealized appreciation (depreciation) on investments	258,863	69,631	25,501	42,900	(2,478)
NET GAIN (LOSS) ON INVESTMENTS	259,175	70,551	25,867	43,787	19,891

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$257,082	$75,994	$26,078	$43,409	$22,039

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A43

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	BlackRock Advantage Large Cap Value V.I. Fund (Class III)	BlackRock Basic Value V.I. Fund (Class III)	BlackRock Capital Appreciation V.I. Fund (Class III)	BlackRock Equity Dividend V.I. Fund (Class III)	BlackRock Large Cap Focus Growth V.I. Fund (Class III)
ASSETS
Investment in the portfolios, at fair value	$270,232	$22,221	$205,866	$628,652	$317,741
Net Assets	$270,232	$22,221	$205,866	$628,652	$317,741

NET ASSETS, representing:
Accumulation units	$270,232	$22,221	$205,866	$628,652	$317,741
	$270,232	$22,221	$205,866	$628,652	$317,741

Units outstanding	23,989	1,932	17,747	55,794	27,863

Portfolio shares held	27,773	1,651	20,484	53,962	15,059
Portfolio net asset value per share	$9.73	$13.46	$10.05	$11.65	$21.10
Investment in portfolio shares, at cost	$254,691	$22,008	$208,005	$597,720	$310,461

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	BlackRock Advantage Large Cap Value V.I. Fund (Class III)	BlackRock Basic Value V.I. Fund (Class III)	BlackRock Capital Appreciation V.I. Fund (Class III)	BlackRock Equity Dividend V.I. Fund (Class III)	BlackRock Large Cap Focus Growth V.I. Fund (Class III)
	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$3,372	$277	$—	$2,296	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	279	9	175	489	272
NET INVESTMENT INCOME (LOSS)	3,093	268	(175)	1,807	(272)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	172	16,311	14,645	12,263
Net realized gain (loss) on shares redeemed	(1,356)	—	52	632	146
Net change in unrealized appreciation (depreciation) on investments	15,541	213	(2,139)	30,933	7,280
NET GAIN (LOSS) ON INVESTMENTS	14,185	385	14,224	46,210	19,689

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$17,278	$653	$14,049	$48,017	$19,417

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A44

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Balanced Portfolio (Service Class 2)	Fidelity® VIP Growth Opportunities Portfolio (Service Class 2)	Fidelity® VIP Health Care Portfolio (Service Class 2)
ASSETS
Investment in the portfolios, at fair value	$3,796,848	$3,514,166	$2,004,572
Net Assets	$3,796,848	$3,514,166	$2,004,572

NET ASSETS, representing:
Accumulation units	$3,796,848	$3,514,166	$2,004,572
	$3,796,848	$3,514,166	$2,004,572

Units outstanding	339,947	283,959	183,935

Portfolio shares held	167,705	46,184	52,352
Portfolio net asset value per share	$22.64	$76.09	$38.29
Investment in portfolio shares, at cost	$3,626,914	$3,200,490	$1,946,561

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Balanced Portfolio (Service Class 2)	Fidelity® VIP Growth Opportunities Portfolio (Service Class 2)	Fidelity® VIP Health Care Portfolio (Service Class 2)
	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to
	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$22,548	$—	$6,825

EXPENSES
Charges for mortality and expense risk, and
for administration	2,810	2,840	1,758
NET INVESTMENT INCOME (LOSS)	19,738	(2,840)	5,067

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	328	24,754	20,651
Net realized gain (loss) on shares redeemed	3,292	954	265
Net change in unrealized appreciation (depreciation) on investments	169,935	313,676	58,011
NET GAIN (LOSS) ON INVESTMENTS	173,555	339,384	78,927

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$193,293	$336,544	$83,994

*Date subaccount became available for investment.
The accompanying notes are an integral part of these financial statements.
A45

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Prudential Government Money Market Portfolio (Class I)	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(840,163)	$(1,607,573)	$(2,243,028)	$(123,810)	$(146,107)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	4,980,530	17,985,683	688,154	928,986
Net change in unrealized appreciation (depreciation) on investments	—	4,224,066	22,798,445	35,245	171,816
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(840,163)	7,597,023	38,541,100	599,589	954,695

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,049,994	168,640	1,048,543	3,393	24,069
Annuity payments	(1,826,423)	(1,461,961)	(1,192,680)	(81,788)	(46,971)
Surrenders, withdrawals and death benefits	(24,536,647)	(16,150,293)	(21,602,101)	(882,430)	(1,411,771)
Net transfers between other subaccounts
or fixed rate option	23,323,674	742,623	(4,694,198)	(380,908)	218,846
Miscellaneous transactions	(12,232)	3,860	7,839	(109)	491
Other charges	(92,304)	(23,876)	(115,767)	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,906,062	(16,721,007)	(26,548,364)	(1,341,842)	(1,215,336)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,065,899	(9,123,984)	11,992,736	(742,253)	(260,641)

NET ASSETS
Beginning of period	71,588,693	120,444,789	161,984,158	9,798,913	11,341,390
End of period	$75,654,592	$111,320,805	$173,976,894	$9,056,660	$11,080,749

Beginning units	62,645,902	40,888,801	37,339,545	2,618,084	3,375,012
Units issued	35,289,020	587,824	310,174	8,390	146,750
Units redeemed	(34,323,620)	(6,148,282)	(6,216,208)	(387,398)	(544,423)
Ending units	63,611,302	35,328,343	31,433,511	2,239,076	2,977,339
The accompanying notes are an integral part of these financial statements.
A46

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(2,529,128)	$(1,681,309)	$(26,880)	$(4,573,342)	$(702,467)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	13,593,968	1,517,238	(145,798)	25,967,642	4,485,414
Net change in unrealized appreciation (depreciation) on investments	(9,858,287)	5,572,663	379,125	38,881,287	2,450,552
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,206,553	5,408,592	206,447	60,275,587	6,233,499

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,070,276	351,017	417,065	53,811,407	114,812
Annuity payments	(1,531,533)	(1,127,226)	(9,309)	(2,181,432)	(215,232)
Surrenders, withdrawals and death benefits	(25,271,963)	(15,291,282)	(166,309)	(38,236,071)	(6,068,859)
Net transfers between other subaccounts
or fixed rate option	(38,989)	(128,077)	(10,235)	10,649,557	(1,385,175)
Miscellaneous transactions	10,262	4,968	(25)	(91)	310
Other charges	(231,767)	(153,720)	—	(648,642)	(55,649)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(25,993,714)	(16,344,320)	231,187	23,394,728	(7,609,793)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(24,787,161)	(10,935,728)	437,634	83,670,315	(1,376,294)

NET ASSETS
Beginning of period	201,569,261	123,607,544	2,334,747	334,880,167	53,522,368
End of period	$176,782,100	$112,671,816	$2,772,381	$418,550,482	$52,146,074

Beginning units	53,910,439	22,358,575	499,987	66,893,091	15,989,977
Units issued	1,416,171	414,519	44,858	8,176,321	237,840
Units redeemed	(9,178,432)	(3,414,386)	(53,987)	(11,913,117)	(2,687,708)
Ending units	46,148,178	19,358,708	490,858	63,156,295	13,540,109
The accompanying notes are an integral part of these financial statements.
A47

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(4,603,510)	$(680,816)	$(133,508)	$404,364	$(47,890)
Capital gains distributions received	—	—	699,080	1,013,377	13,095,027
Net realized gain (loss) on shares redeemed	54,876,359	4,526,906	257,361	248,061	1,376,261
Net change in unrealized appreciation (depreciation) on investments	90,232,978	2,388,806	1,200,033	(2,638,722)	(7,883,995)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	140,505,827	6,234,896	2,022,966	(972,920)	6,539,403

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	579,612	5,187,035	14,939	58,890	101,881
Annuity payments	(2,241,547)	(307,896)	(63,291)	(513,988)	(792,834)
Surrenders, withdrawals and death benefits	(44,797,218)	(6,003,192)	(1,584,519)	(5,273,538)	(7,628,244)
Net transfers between other subaccounts
or fixed rate option	(18,851,829)	(1,316,693)	(339,336)	(404,239)	(308,917)
Miscellaneous transactions	17,792	(5,129)	191	827	28,695
Other charges	(237,457)	(74,008)	(2,416)	(8,389)	(13,784)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(65,530,647)	(2,519,883)	(1,974,432)	(6,140,437)	(8,613,203)

TOTAL INCREASE (DECREASE) IN NET ASSETS	74,975,180	3,715,013	48,534	(7,113,357)	(2,073,800)

NET ASSETS
Beginning of period	292,760,657	64,098,961	17,711,123	54,376,302	63,440,392
End of period	$367,735,837	$67,813,974	$17,759,657	$47,262,945	$61,366,592

Beginning units	54,682,749	8,817,399	8,321,461	12,151,341	18,482,062
Units issued	482,978	1,158,751	198,129	232,751	250,499
Units redeemed	(10,972,340)	(1,827,498)	(1,118,206)	(1,796,654)	(2,794,772)
Ending units	44,193,387	8,148,652	7,401,384	10,587,438	15,937,789
The accompanying notes are an integral part of these financial statements.
A48

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(466,329)	$(22,131)	$(105,699)	$(945,621)	$158,068
Capital gains distributions received	4,335,255	—	612,440	4,371,226	492,289
Net realized gain (loss) on shares redeemed	3,082,014	(210,176)	835,534	6,007,764	834,776
Net change in unrealized appreciation (depreciation) on investments	8,108,003	6,267,755	814,156	8,733,117	(2,110,795)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	15,058,943	6,035,448	2,156,431	18,166,486	(625,662)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	72,021	41,654	15,575	209,143	55,308
Annuity payments	(785,038)	(201,474)	(342,195)	(448,370)	(95,945)
Surrenders, withdrawals and death benefits	(6,131,408)	(5,074,529)	(1,920,394)	(7,524,239)	(2,368,141)
Net transfers between other subaccounts
or fixed rate option	(2,091,941)	(447,253)	(890,483)	(2,259,231)	(589,057)
Miscellaneous transactions	1,194	38,497	386	1,893	(222)
Other charges	(12,242)	(9,090)	(4,233)	(12,138)	(3,176)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(8,947,414)	(5,652,195)	(3,141,344)	(10,032,942)	(3,001,233)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,111,529	383,253	(984,913)	8,133,544	(3,626,895)

NET ASSETS
Beginning of period	53,895,489	50,130,130	16,946,008	65,894,504	22,558,223
End of period	$60,007,018	$50,513,383	$15,961,095	$74,028,048	$18,931,328

Beginning units	12,903,581	13,412,019	3,984,297	12,438,348	5,156,855
Units issued	80,832	332,455	23,301	231,751	194,722
Units redeemed	(2,014,494)	(1,954,038)	(742,396)	(1,926,776)	(1,004,277)
Ending units	10,969,919	11,790,436	3,265,202	10,743,323	4,347,300
The accompanying notes are an integral part of these financial statements.
A49

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(330,880)	$(540,235)	$(135,803)	$(129,157)	$(930,675)
Capital gains distributions received	3,093,647	—	512,734	774,885	—
Net realized gain (loss) on shares redeemed	(184,655)	6,109,653	(780,090)	806,288	5,155,959
Net change in unrealized appreciation (depreciation) on investments	7,772,500	4,531,957	2,056,823	1,319,628	(5,072,861)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	10,350,612	10,101,375	1,653,664	2,771,644	(847,577)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	30,701	21,255	51,376	1,050	119,038
Annuity payments	(167,288)	(429,172)	(172,635)	(88,872)	(310,755)
Surrenders, withdrawals and death benefits	(3,778,080)	(5,831,626)	(3,013,488)	(1,054,102)	(8,750,289)
Net transfers between other subaccounts
or fixed rate option	(665,633)	(1,523,558)	(340,661)	(800,005)	1,775,051
Miscellaneous transactions	103,214	(5,962)	1,799	960	(6,798)
Other charges	(4,442)	(6,511)	(3,327)	(1,152)	(148,098)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(4,481,528)	(7,775,574)	(3,476,936)	(1,942,121)	(7,321,851)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,869,084	2,325,801	(1,823,272)	829,523	(8,169,428)

NET ASSETS
Beginning of period	22,471,530	40,233,435	22,037,812	9,101,885	75,214,600
End of period	$28,340,614	$42,559,236	$20,214,540	$9,931,408	$67,045,172

Beginning units	5,768,508	10,236,874	9,410,940	4,604,160	21,776,926
Units issued	276,576	195,371	63,860	366,374	1,629,458
Units redeemed	(1,282,942)	(2,051,785)	(1,637,827)	(1,199,743)	(4,073,085)
Ending units	4,762,142	8,380,460	7,836,973	3,770,791	19,333,299
The accompanying notes are an integral part of these financial statements.
A50

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(125,360)	$(1,551,982)	$(448,024)	$(2,806,579)	$(19,744,665)
Capital gains distributions received	822,765	—	—	—	—
Net realized gain (loss) on shares redeemed	851,963	16,487,015	2,342,884	18,009,393	140,810,732
Net change in unrealized appreciation (depreciation) on investments	1,098,738	22,675,965	5,769,272	(29,458,855)	(8,485,893)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,648,106	37,610,998	7,664,132	(14,256,041)	112,580,174

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	45,108	211,909	108,275	5,343,897	15,718,633
Annuity payments	(73,440)	(851,216)	(219,822)	(142,235)	(374,175)
Surrenders, withdrawals and death benefits	(1,551,639)	(13,718,073)	(3,397,230)	(15,406,417)	(96,117,998)
Net transfers between other subaccounts
or fixed rate option	(435,453)	(7,894,429)	(1,245,077)	6,452,315	(17,628,585)
Miscellaneous transactions	583	(4,105)	(334)	(2,531)	(36,031)
Other charges	(26,210)	(239,041)	(64,848)	(1,809,401)	(14,392,920)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,041,051)	(22,494,955)	(4,819,036)	(5,564,372)	(112,831,076)

TOTAL INCREASE (DECREASE) IN NET ASSETS	607,055	15,116,043	2,845,096	(19,820,413)	(250,902)

NET ASSETS
Beginning of period	10,042,436	97,759,295	29,334,647	243,120,309	1,414,258,699
End of period	$10,649,491	$112,875,338	$32,179,743	$223,299,896	$1,414,007,797

Beginning units	3,816,433	23,411,279	13,517,561	10,351,681	96,112,523
Units issued	52,535	345,581	565,334	6,666,849	48,481,635
Units redeemed	(764,872)	(5,129,966)	(2,665,710)	(6,958,205)	(57,238,034)
Ending units	3,104,096	18,626,894	11,417,185	10,060,325	87,356,124

The accompanying notes are an integral part of these financial statements.
A51

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(8,110,154)	$(2,509,233)	$(2,434,956)	$(1,174,824)	$(1,399,795)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(38,575,569)	12,986,622	24,906,149	(3,601,805)	(5,313,281)
Net change in unrealized appreciation (depreciation) on investments	42,550,839	(6,795,566)	26,397,161	(790,394)	5,272,847
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(4,134,884)	3,681,823	48,868,354	(5,567,023)	(1,440,229)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,371,234	12,235,568	4,697,744	981,028	2,639,397
Annuity payments	(108,951)	(38,820)	(48,575)	(886)	(154,478)
Surrenders, withdrawals and death benefits	(45,538,049)	(15,538,649)	(12,768,620)	(5,209,176)	(6,023,620)
Net transfers between other subaccounts
or fixed rate option	39,839,051	235,600	(18,165,163)	6,893,935	5,820,088
Miscellaneous transactions	29,420	9,348	9,535	(3,305)	(4,517)
Other charges	(5,691,631)	(1,491,432)	(1,600,749)	(770,564)	(894,492)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(98,926)	(4,588,385)	(27,875,828)	1,891,032	1,382,378

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,233,810)	(906,562)	20,992,526	(3,675,991)	(57,851)

NET ASSETS
Beginning of period	726,342,126	223,392,090	193,371,459	101,714,555	126,086,110
End of period	$722,108,316	$222,485,528	$214,363,985	$98,038,564	$126,028,259

Beginning units	40,564,790	13,887,537	7,451,722	4,832,863	6,037,178
Units issued	24,117,585	6,786,337	4,117,463	4,506,280	5,191,202
Units redeemed	(24,599,633)	(6,800,193)	(5,238,740)	(4,318,530)	(5,095,902)
Ending units	40,082,742	13,873,681	6,330,445	5,020,613	6,132,478

The accompanying notes are an integral part of these financial statements.
A52

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(8,089,603)	$(4,422,318)	$(5,877,151)	$(3,236,395)	$(3,933,882)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	80,702,800	16,696,352	92,696,121	39,212,927	(7,997,748)
Net change in unrealized appreciation (depreciation) on investments	83,075,277	(15,865,318)	12,247,002	26,906,711	(1,436,436)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	155,688,474	(3,591,284)	99,065,972	62,883,243	(13,368,066)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,512,799	4,941,280	6,083,985	13,853,056	7,338,834
Annuity payments	(110,894)	(210,115)	(194,746)	(25,579)	(121,609)
Surrenders, withdrawals and death benefits	(40,811,009)	(26,599,806)	(32,103,378)	(23,248,556)	(16,204,215)
Net transfers between other subaccounts
or fixed rate option	(40,813,997)	27,645,742	(48,607,921)	348,410	20,815,178
Miscellaneous transactions	6,068	62,265	1,060	(18,508)	(4,371)
Other charges	(5,295,904)	(3,506,024)	(3,558,863)	(2,006,202)	(2,572,825)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(75,512,937)	2,333,342	(78,379,863)	(11,097,379)	9,250,992

TOTAL INCREASE (DECREASE) IN NET ASSETS	80,175,537	(1,257,942)	20,686,109	51,785,864	(4,117,074)

NET ASSETS
Beginning of period	614,785,929	458,128,757	443,266,932	241,787,278	344,588,147
End of period	$694,961,466	$456,870,815	$463,953,041	$293,573,142	$340,471,073

Beginning units	24,557,899	20,480,268	14,350,628	7,964,223	15,686,088
Units issued	11,560,814	12,041,449	5,353,511	4,163,217	12,908,840
Units redeemed	(14,966,785)	(11,820,775)	(7,974,829)	(4,241,107)	(12,438,392)
Ending units	21,151,928	20,700,942	11,729,310	7,886,333	16,156,536

The accompanying notes are an integral part of these financial statements.
A53

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(2,528,236)	$(2,805,515)	$(2,835,785)	$(154,178,554)	$(5,015,381)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	3,842,130	13,617,791	(30,728,171)	1,147,082,495	39,269,665
Net change in unrealized appreciation (depreciation) on investments	1,632,449	(37,569,457)	17,247,658	(127,528,069)	1,863,141
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,946,343	(26,757,181)	(16,316,298)	865,375,872	36,117,425

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	12,601,250	4,627,243	1,766,331	109,486,925	7,692,449
Annuity payments	(55,740)	(24,539)	(104,852)	(3,687,170)	(64,437)
Surrenders, withdrawals and death benefits	(27,832,553)	(13,673,553)	(13,686,960)	(679,392,722)	(25,906,502)
Net transfers between other subaccounts
or fixed rate option	35,966,093	(3,870,146)	30,255,234	(72,966,936)	(6,994,648)
Miscellaneous transactions	1,098	(9,646)	(19,347)	738,368	(7,984)
Other charges	(1,352,273)	(1,856,677)	(1,894,573)	(120,530,507)	(3,484,443)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	19,327,875	(14,807,318)	16,315,833	(766,352,042)	(28,765,565)

TOTAL INCREASE (DECREASE) IN NET ASSETS	22,274,218	(41,564,499)	(465)	99,023,830	7,351,860

NET ASSETS
Beginning of period	181,539,989	265,593,895	236,498,141	11,362,923,835	432,852,518
End of period	$203,814,207	$224,029,396	$236,497,676	$11,461,947,665	$440,204,378

Beginning units	17,475,592	9,513,965	22,956,386	633,578,943	19,443,845
Units issued	11,802,770	5,915,841	22,625,903	281,142,664	9,873,335
Units redeemed	(9,988,328)	(6,710,537)	(21,935,379)	(339,819,172)	(11,608,147)
Ending units	19,290,034	8,719,269	23,646,910	574,902,435	17,709,033

The accompanying notes are an integral part of these financial statements.
A54

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	11/13/2020**	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(2,968,338)	$(1,645,923)	$(21,094,662)	$(129,941,761)	$(37,774,364)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5,134,546	(1,994,623)	147,868,890	880,978,180	170,987,880
Net change in unrealized appreciation (depreciation) on investments	11,321,997	(6,373,925)	(107,158,142)	(18,526,117)	(126,621,270)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	13,488,205	(10,014,471)	19,616,086	732,510,302	6,592,246

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,226,760	3,165,379	19,513,808	123,275,457	15,687,327
Annuity payments	(121,581)	(15,866)	(1,104,709)	(2,468,185)	(702,701)
Surrenders, withdrawals and death benefits	(13,315,581)	(9,380,237)	(94,010,330)	(506,349,155)	(160,439,824)
Net transfers between other subaccounts
or fixed rate option	7,289,539	(161,261,546)	(6,159,997)	37,536,378	44,841,012
Miscellaneous transactions	40,279	(64,677)	24,618	359,279	19,374
Other charges	(1,883,668)	(1,287,270)	(16,617,546)	(92,570,304)	(24,573,610)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(5,764,252)	(168,844,217)	(98,354,156)	(440,216,530)	(125,168,422)

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,723,953	(178,858,688)	(78,738,070)	292,293,772	(118,576,176)

NET ASSETS
Beginning of period	228,162,115	178,858,688	1,562,699,582	9,349,468,694	2,798,738,824
End of period	$235,886,068	$—	$1,483,961,512	$9,641,762,466	$2,680,162,648

Beginning units	15,795,883	17,621,142	103,043,783	502,215,202	199,718,618
Units issued	10,771,128	8,083,415	56,597,944	233,919,788	142,239,622
Units redeemed	(11,995,986)	(25,704,557)	(66,774,889)	(273,252,094)	(156,531,887)
Ending units	14,571,025	—	92,866,838	462,882,896	185,426,353

** Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A55

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(105,235,115)	$(64,200,588)	$(45,631,302)	$(166,781,024)	$(87,530,283)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	690,644,680	349,994,372	301,764,633	594,959,298	761,246,134
Net change in unrealized appreciation (depreciation) on investments	(2,077,094)	(13,532,834)	(123,051,202)	(349,551,882)	(297,687,808)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	583,332,471	272,260,950	133,082,129	78,626,392	376,028,043

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	107,693,350	71,705,977	30,132,295	93,640,883	51,958,402
Annuity payments	(4,792,158)	(5,997,428)	(1,092,084)	(2,419,983)	(1,648,480)
Surrenders, withdrawals and death benefits	(479,522,991)	(442,004,129)	(202,973,238)	(697,650,679)	(385,908,687)
Net transfers between other subaccounts
or fixed rate option	(78,669,388)	223,281,509	(10,577,333)	(14,265,913)	(68,216,945)
Miscellaneous transactions	347,848	18,064	487,378	53,420	311,655
Other charges	(75,283,036)	(43,221,767)	(35,465,372)	(135,811,137)	(67,147,088)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(530,226,375)	(196,217,774)	(219,488,354)	(756,453,409)	(470,651,143)

TOTAL INCREASE (DECREASE) IN NET ASSETS	53,106,096	76,043,176	(86,406,225)	(677,827,017)	(94,623,100)

NET ASSETS
Beginning of period	7,699,602,021	4,326,551,442	3,452,243,917	13,282,205,021	6,516,237,775
End of period	$7,752,708,117	$4,402,594,618	$3,365,837,692	$12,604,378,004	$6,421,614,675

Beginning units	445,608,466	287,724,065	219,308,043	747,873,046	355,640,956
Units issued	146,369,689	109,145,043	110,456,000	501,566,345	160,371,559
Units redeemed	(185,039,361)	(124,720,188)	(130,754,598)	(571,835,983)	(195,582,117)
Ending units	406,938,794	272,148,920	199,009,445	677,603,408	320,430,398
The accompanying notes are an integral part of these financial statements.
A56

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(14,025,562)	$(3,750,321)	$(3,913,563)	$(21,798,666)	$(1,525,665)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	189,329,065	—	35,785,699	112,714,277	(4,121,595)
Net change in unrealized appreciation (depreciation) on investments	130,885,464	—	74,775,065	(3,140,794)	908,652
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	306,188,967	(3,750,321)	106,647,201	87,774,817	(4,738,608)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	28,421,222	28,922,762	6,420,986	21,632,477	2,482,652
Annuity payments	(322,208)	(713,607)	(161,593)	(985,202)	(63,189)
Surrenders, withdrawals and death benefits	(68,676,416)	(989,928,014)	(21,530,751)	(125,016,104)	(8,610,248)
Net transfers between other subaccounts
or fixed rate option	(70,415,887)	1,130,376,991	(23,217,539)	102,963,461	6,706,178
Miscellaneous transactions	58,589	6,723	14,774	(5,336)	7,530
Other charges	(8,586,652)	(2,033,541)	(2,379,236)	(14,074,180)	(922,107)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(119,521,352)	166,631,314	(40,853,359)	(15,484,884)	(399,184)

TOTAL INCREASE (DECREASE) IN NET ASSETS	186,667,615	162,880,993	65,793,842	72,289,933	(5,137,792)

NET ASSETS
Beginning of period	1,011,441,652	231,233,374	291,500,833	1,556,275,469	138,311,904
End of period	$1,198,109,267	$394,114,367	$357,294,675	$1,628,565,402	$133,174,112

Beginning units	29,331,933	25,141,413	10,768,468	126,832,694	10,844,652
Units issued	12,339,017	65,265,623	5,605,591	72,775,255	6,469,449
Units redeemed	(15,494,382)	(47,831,539)	(7,181,918)	(74,965,982)	(6,696,668)
Ending units	26,176,568	42,575,497	9,192,141	124,641,967	10,617,433
The accompanying notes are an integral part of these financial statements.
A57

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Cohen & Steers Global Realty Portfolio	AST Emerging Markets Equity Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(3,010,594)	$(68,612,284)	$(16,769,112)	$(864,599)	$(2,739,757)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	28,215,396	1,533,128,348	71,855,848	2,490,179	(14,254,274)
Net change in unrealized appreciation (depreciation) on investments	40,956,176	(25,629,094)	16,143,223	(4,891,375)	33,758,643
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	66,160,978	1,438,886,970	71,229,959	(3,265,795)	16,764,612

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,960,590	(337,277)	18,421,053	1,772,158	2,171,084
Annuity payments	(16,140)	(1,240,488)	(533,480)	—	(34,291)
Surrenders, withdrawals and death benefits	(17,086,429)	(231,712,488)	(97,809,804)	(4,629,055)	(11,508,819)
Net transfers between other subaccounts
or fixed rate option	(18,187,413)	(1,420,950,020)	78,894,972	4,573,604	47,315,461
Miscellaneous transactions	18,874	(242,580)	5,839	(2,194)	(10,334)
Other charges	(2,563,657)	(64,697,841)	(12,095,465)	(572,577)	(2,006,325)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(30,874,175)	(1,719,180,694)	(13,116,885)	1,141,936	35,926,776

TOTAL INCREASE (DECREASE) IN NET ASSETS	35,286,803	(280,293,724)	58,113,074	(2,123,859)	52,691,388

NET ASSETS
Beginning of period	284,222,319	1,430,637,933	1,323,030,911	72,740,737	209,425,032
End of period	$319,509,122	$1,150,344,209	$1,381,143,985	$70,616,878	$262,116,420

Beginning units	17,069,907	97,350,144	97,267,211	3,975,860	20,056,051
Units issued	7,428,901	2,575,344,619	55,751,354	3,183,727	23,499,484
Units redeemed	(9,678,956)	(2,605,161,786)	(58,268,423)	(3,092,144)	(19,407,190)
Ending units	14,819,852	67,532,977	94,750,142	4,067,443	24,148,345

The accompanying notes are an integral part of these financial statements.
A58

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Goldman Sachs Small-Cap Value Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(3,666,078)	$(52,792,265)	$(33,015,693)	$(28,009,931)	$(8,684)
Capital gains distributions received	—	—	—	—	269,290
Net realized gain (loss) on shares redeemed	5,639,771	347,160,988	233,352,316	129,887,308	(7,361)
Net change in unrealized appreciation (depreciation) on investments	346,384	36,045,721	4,114,003	(8,401,210)	(42,933)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,320,077	330,414,444	204,450,626	93,476,167	210,312

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,823,455	28,381,925	27,248,522	24,311,439	684
Annuity payments	(16,528)	(651,724)	(289,241)	(265,701)	—
Surrenders, withdrawals and death benefits	(18,411,589)	(228,393,000)	(122,621,511)	(118,657,585)	(53,303)
Net transfers between other subaccounts
or fixed rate option	16,318,253	(35,184,869)	(33,275,781)	(1,406,713)	426,349
Miscellaneous transactions	(17,089)	200,037	105,229	9,487	137
Other charges	(2,528,991)	(44,063,881)	(26,912,009)	(23,881,638)	(6,183)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,167,511	(279,711,512)	(155,744,791)	(119,890,711)	367,684

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,487,588	50,702,932	48,705,835	(26,414,544)	577,996

NET ASSETS
Beginning of period	322,702,223	3,953,412,159	2,498,497,577	2,145,046,266	628,207
End of period	$326,189,811	$4,004,115,091	$2,547,203,412	$2,118,631,722	$1,206,203

Beginning units	13,918,412	262,439,579	150,690,822	154,761,803	19,397
Units issued	10,990,663	131,776,692	89,113,316	96,519,043	18,240
Units redeemed	(10,871,356)	(158,399,706)	(102,203,641)	(109,253,503)	(8,543)
Ending units	14,037,719	235,816,565	137,600,497	142,027,343	29,094

The accompanying notes are an integral part of these financial statements.
A59

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(2,338)	$(4,204)	$(22,606)	$(4,835)	$(9,092)
Capital gains distributions received	4,068	49,354	274,453	10,493	72,700
Net realized gain (loss) on shares redeemed	(107,956)	(10,547)	(601)	(5,611)	(46,783)
Net change in unrealized appreciation (depreciation) on investments	178,031	(71,613)	(20,269)	81,282	139,818
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	71,805	(37,010)	230,977	81,329	156,643

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	5,141	57,498	5,829	33,731
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(43,754)	(49,410)	(159,058)	(65,088)	(28,918)
Net transfers between other subaccounts
or fixed rate option	(49,886)	78,560	639,453	37,826	154,673
Miscellaneous transactions	13	(115)	(24)	(44)	(10)
Other charges	(4,127)	(5,526)	(14,964)	(4,011)	(5,142)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(97,754)	28,650	522,905	(25,488)	154,334

TOTAL INCREASE (DECREASE) IN NET ASSETS	(25,949)	(8,360)	753,882	55,841	310,977

NET ASSETS
Beginning of period	531,930	696,265	1,716,775	507,292	590,038
End of period	$505,981	$687,905	$2,470,657	$563,133	$901,015

Beginning units	25,230	46,362	57,942	22,179	27,618
Units issued	17,502	52,068	55,086	13,450	29,743
Units redeemed	(24,176)	(52,364)	(36,254)	(14,780)	(21,837)
Ending units	18,556	46,066	76,774	20,849	35,524

The accompanying notes are an integral part of these financial statements.
A60

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(3,742)	$1,513	$(5,689)	$(2,628)	$(296)
Capital gains distributions received	44,758	9,019	78,246	28,651	—
Net realized gain (loss) on shares redeemed	(93,210)	(26,754)	(90,324)	(35,634)	(6,959)
Net change in unrealized appreciation (depreciation) on investments	20,238	(12,304)	95,528	8,963	10,651
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(31,956)	(28,526)	77,761	(648)	3,396

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	20,770	—	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(29,040)	(41,755)	(65,158)	(12,954)	(2,950)
Net transfers between other subaccounts
or fixed rate option	31,708	59,577	184,041	18,274	25,171
Miscellaneous transactions	1	30	(2,297)	—	40
Other charges	(3,272)	(2,913)	(3,441)	(1,593)	(551)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	20,167	14,939	113,145	3,727	21,710

TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,789)	(13,587)	190,906	3,079	25,106

NET ASSETS
Beginning of period	622,389	337,647	526,324	234,494	78,553
End of period	$610,600	$324,060	$717,230	$237,573	$103,659

Beginning units	30,012	17,714	21,455	11,599	6,400
Units issued	22,838	17,353	21,739	10,459	7,826
Units redeemed	(21,539)	(15,667)	(18,898)	(10,238)	(5,735)
Ending units	31,311	19,400	24,296	11,820	8,491

The accompanying notes are an integral part of these financial statements.
A61

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020**

OPERATIONS
Net investment income (loss)	$2,482	$(17,586)	$797	$(4,371,143)	$(514,948)
Capital gains distributions received	121,469	126,829	164,034	—	—
Net realized gain (loss) on shares redeemed	(12,673)	3,359	1,012	50,882,209	1,611,267
Net change in unrealized appreciation (depreciation) on investments	(145,499)	187,615	(173,360)	92,543,648	(920,802)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(34,221)	300,217	(7,517)	139,054,714	175,517

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	20,511,886	—
Annuity payments	—	—	—	(15,025)	—
Surrenders, withdrawals and death benefits	(76,334)	(50,454)	(30,284)	(22,404,367)	(4,135,511)
Net transfers between other subaccounts
or fixed rate option	22,020	25,793	427,214	36,451,130	(42,051,373)
Miscellaneous transactions	4	—	—	18,037	244
Other charges	(5,531)	(9,095)	(6,392)	(2,752,986)	(37,714)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(59,841)	(33,756)	390,538	31,808,675	(46,224,354)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(94,062)	266,461	383,021	170,863,389	(46,048,837)

NET ASSETS
Beginning of period	656,699	1,219,366	917,740	280,800,468	46,048,837
End of period	$562,637	$1,485,827	$1,300,761	$451,663,857	$—

Beginning units	31,349	47,671	51,751	9,348,489	3,874,325
Units issued	15,113	19,645	43,879	6,459,504	1,230,500
Units redeemed	(17,668)	(22,306)	(27,019)	(5,276,076)	(5,104,825)
Ending units	28,794	45,010	68,611	10,531,917	—

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A62

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(1,129,357)	$1,506	$(11,190)	$(6,099)	$(386,051)
Capital gains distributions received	—	—	52,983	19,942	—
Net realized gain (loss) on shares redeemed	819,798	(34,224)	49,185	45,748	1,725,768
Net change in unrealized appreciation (depreciation) on investments	759,053	29,818	148,684	111,512	(761,656)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	449,494	(2,900)	239,662	171,103	578,061

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	—	—
Annuity payments	—	(15,207)	—	—	—
Surrenders, withdrawals and death benefits	(11,764,115)	(14,127)	(88,552)	(123,364)	(3,132,926)
Net transfers between other subaccounts
or fixed rate option	40,504,327	2,355	(62,909)	(52,117)	(1,957,909)
Miscellaneous transactions	1,694	(1)	69	—	(98)
Other charges	(25,239)	(322)	(1,771)	(612)	(22,371)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	28,716,667	(27,302)	(153,163)	(176,093)	(5,113,304)

TOTAL INCREASE (DECREASE) IN NET ASSETS	29,166,161	(30,202)	86,499	(4,990)	(4,535,243)

NET ASSETS
Beginning of period	35,106,708	155,650	666,156	421,677	20,774,013
End of period	$64,272,869	$125,448	$752,655	$416,687	$16,238,770

Beginning units	2,778,380	8,706	123,972	15,549	1,784,535
Units issued	4,120,590	161	187	386	1,400,102
Units redeemed	(1,886,726)	(2,116)	(24,983)	(6,058)	(1,874,177)
Ending units	5,012,244	6,751	99,176	9,877	1,310,460

The accompanying notes are an integral part of these financial statements.
A63

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(12,069,845)	$(25,452,682)	$(10,414)	$(4,841,167)	$(119,843)
Capital gains distributions received	—	—	75,495	—	—
Net realized gain (loss) on shares redeemed	83,834,786	121,398,522	101,629	17,725,168	431,306
Net change in unrealized appreciation (depreciation) on investments	45,354,629	(76,456,249)	31,039	6,213,125	(2,060)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	117,119,570	19,489,591	197,749	19,097,126	309,403

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	86,923,296	23,738,883	—	24,688,678	—
Annuity payments	(12,006)	(2,519,958)	—	(56,317)	—
Surrenders, withdrawals and death benefits	(178,599,177)	(111,794,838)	(411,164)	(37,590,122)	(631,731)
Net transfers between other subaccounts
or fixed rate option	(31,171,841)	(4,197,557)	2,071	84,319,185	(1,101,605)
Miscellaneous transactions	(9,814)	25,959	(109)	50	(117)
Other charges	(4,016,726)	(19,024,693)	(1,689)	(3,588,551)	(4,952)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(126,886,268)	(113,772,204)	(410,891)	67,772,923	(1,738,405)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,766,698)	(94,282,613)	(213,142)	86,870,049	(1,429,002)

NET ASSETS
Beginning of period	1,259,103,617	1,941,764,419	1,327,499	361,679,280	5,938,992
End of period	$1,249,336,919	$1,847,481,806	$1,114,357	$448,549,329	$4,509,990

Beginning units	80,749,045	142,439,369	52,364	30,278,075	573,165
Units issued	11,261,476	72,553,280	1,380	22,467,775	582,509
Units redeemed	(16,908,983)	(84,013,866)	(16,922)	(16,762,152)	(741,042)
Ending units	75,101,538	130,978,783	36,822	35,983,698	414,632
The accompanying notes are an integral part of these financial statements.
A64

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	8/14/2020**

OPERATIONS
Net investment income (loss)	$(10,391,899)	$(72,717)	$(2,494,133)	$(95,802)	$(155,184)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	20,268,742	106,516	3,234,407	629,329	1,887,847
Net change in unrealized appreciation (depreciation) on investments	44,850,776	494,586	2,590,383	(215,599)	(2,356,960)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	54,727,619	528,385	3,330,657	317,928	(624,297)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	64,373,509	875,860	7,960,486	—	1,569,799
Annuity payments	(12,708)	—	—	—	—
Surrenders, withdrawals and death benefits	(37,238,961)	(523,289)	(10,947,239)	(1,327,352)	(833,658)
Net transfers between other subaccounts
or fixed rate option	81,064,322	916,291	24,606,761	(2,192,381)	(31,179,090)
Miscellaneous transactions	41,090	(90)	(1,916)	(2)	2,388
Other charges	(9,469,446)	(32,949)	(1,651,768)	(2,519)	(72,813)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	98,757,806	1,235,823	19,966,324	(3,522,254)	(30,513,374)

TOTAL INCREASE (DECREASE) IN NET ASSETS	153,485,425	1,764,208	23,296,981	(3,204,326)	(31,137,671)

NET ASSETS
Beginning of period	748,646,648	8,185,051	205,539,794	4,632,739	31,137,671
End of period	$902,132,073	$9,949,259	$228,836,775	$1,428,413	$—

Beginning units	48,939,188	713,567	10,037,461	460,011	2,678,827
Units issued	44,112,092	288,506	6,946,968	1,126,155	285,635
Units redeemed	(38,652,394)	(177,053)	(5,889,648)	(1,454,473)	(2,964,462)
Ending units	54,398,886	825,020	11,094,781	131,693	—

** Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A65

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio	AST Large-Cap Core Portfolio	AST Bond Portfolio 2025
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	8/14/2020**	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(2,112,259)	$(291,031,380)	$(111,117)	$(215,991)	$(169,967)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	8,767,544	100,788,814	4,607,475	931,561	1,484,262
Net change in unrealized appreciation (depreciation) on investments	(4,850,236)	1,736,183,433	(4,605,083)	3,473,415	(428,241)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,805,049	1,545,940,867	(108,725)	4,188,985	886,054

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,641,683	1,222,114,826	1,018,281	2,503,877	—
Annuity payments	(25,484)	(6,047,077)	—	—	—
Surrenders, withdrawals and death benefits	(10,423,261)	(866,849,555)	(588,193)	(2,247,574)	(1,379,740)
Net transfers between other subaccounts
or fixed rate option	8,349,218	7,228,755	(22,937,943)	20,162,211	(5,704,237)
Miscellaneous transactions	(5,689)	170,342	(238)	(5,534)	(1,643)
Other charges	(1,346,955)	(1,571,703)	(54,796)	(109,494)	(3,283)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,189,512	355,045,588	(22,562,889)	20,303,486	(7,088,903)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,994,561	1,900,986,455	(22,671,614)	24,492,471	(6,202,849)

NET ASSETS
Beginning of period	174,580,298	14,186,157,125	22,671,614	18,744,121	9,011,336
End of period	$179,574,859	$16,087,143,580	$—	$43,236,592	$2,808,487

Beginning units	8,907,359	1,169,849,264	1,243,527	989,205	775,633
Units issued	6,266,661	57,099,759	153,269	1,554,471	1,622,529
Units redeemed	(6,166,867)	(26,571,792)	(1,396,796)	(368,951)	(2,177,742)
Ending units	9,007,153	1,200,377,231	—	2,174,725	220,420

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A66

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	4/24/2020**	12/31/2020	12/31/2020	4/24/2020**

OPERATIONS
Net investment income (loss)	$(34,109,688)	$(73,929)	$(691,511)	$(556,075)	$(36,102)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(44,268,961)	2,182,923	2,087,205	1,497,190	(491,429)
Net change in unrealized appreciation (depreciation) on investments	262,920,743	(6,737,459)	22,220,998	9,323,484	(989,150)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	184,542,094	(4,628,465)	23,616,692	10,264,599	(1,516,681)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	198,470,044	2,279,041	8,005,833	7,085,173	792,518
Annuity payments	(71,363)	—	—	—	—
Surrenders, withdrawals and death benefits	(57,971,001)	(680,054)	(3,699,577)	(4,353,777)	(261,041)
Net transfers between other subaccounts
or fixed rate option	83,488,901	(35,406,868)	31,292,318	15,993,731	(18,490,905)
Miscellaneous transactions	1,608	1,432	3,181	6,388	(6,614)
Other charges	(33,772,820)	(69,315)	(615,745)	(522,635)	(35,055)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	190,145,369	(33,875,764)	34,986,010	18,208,880	(18,001,097)

TOTAL INCREASE (DECREASE) IN NET ASSETS	374,687,463	(38,504,229)	58,602,702	28,473,479	(19,517,778)

NET ASSETS
Beginning of period	2,705,785,927	38,504,229	84,134,709	79,837,458	19,517,778
End of period	$3,080,473,390	$—	$142,737,411	$108,310,937	$—

Beginning units	185,523,738	2,947,691	5,889,529	5,864,132	1,931,111
Units issued	168,557,103	326,663	3,987,963	2,517,210	146,983
Units redeemed	(165,740,156)	(3,274,354)	(900,140)	(840,926)	(2,078,094)
Ending units	188,340,685	—	8,977,352	7,540,416	—

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A67

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio	AST PIMCO Dynamic Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	4/24/2020**	4/24/2020**	8/14/2020**	8/14/2020**	11/13/2020**

OPERATIONS
Net investment income (loss)	$(68,610)	$(73,478)	$(8,903)	$(25,188)	$(51,442)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	528,767	2,787,479	440,506	1,391,430	532,174
Net change in unrealized appreciation (depreciation) on investments	(8,353,309)	(3,394,607)	128,745	(1,610,915)	(290,426)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(7,893,152)	(680,606)	560,348	(244,673)	190,306

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	9,558	35,600	41,423	408,012	1,785,807
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(329,218)	(478,836)	(40,428)	(536,877)	(373,294)
Net transfers between other subaccounts
or fixed rate option	(33,025,879)	(36,601,979)	(2,776,835)	(7,299,343)	(10,434,399)
Miscellaneous transactions	(11)	(21)	22	(3,271)	4,332
Other charges	(68,257)	(71,839)	(8,860)	(24,310)	(47,762)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(33,413,807)	(37,117,075)	(2,784,678)	(7,455,789)	(9,065,316)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(41,306,959)	(37,797,681)	(2,224,330)	(7,700,462)	(8,875,010)

NET ASSETS
Beginning of period	41,306,959	37,797,681	2,224,330	7,700,462	8,875,010
End of period	$—	$—	$—	$—	$—

Beginning units	2,924,978	3,408,064	243,068	570,632	902,407
Units issued	38,606	30,017	13,972	62,772	433,801
Units redeemed	(2,963,584)	(3,438,081)	(257,040)	(633,404)	(1,336,208)
Ending units	—	—	—	—	—

** Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A68

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio	AST Global Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	11/13/2020**	11/13/2020**	12/31/2020

OPERATIONS
Net investment income (loss)	$(5,782,362)	$(429,082)	$(30,174)	$(19,798)	$(301,390)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(17,685,028)	4,340,193	518,759	459,760	91,625
Net change in unrealized appreciation (depreciation) on investments	24,384,060	(1,471,608)	(326,968)	(180,052)	1,800,035
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	916,670	2,439,503	161,617	259,910	1,590,270

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	19,123,002	—	1,066,316	1,286,530	1,868,229
Annuity payments	(46,198)	—	—	—	—
Surrenders, withdrawals and death benefits	(9,305,820)	(4,455,934)	(176,254)	(85,330)	(1,819,289)
Net transfers between other subaccounts
or fixed rate option	7,056,398	(28,026,529)	(6,316,657)	(4,002,683)	195,173,993
Miscellaneous transactions	59,288	(399)	(274)	217	(691)
Other charges	(5,974,180)	(7,487)	(28,732)	(17,680)	(234,183)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	10,912,490	(32,490,349)	(5,455,601)	(2,818,946)	194,988,059

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,829,160	(30,050,846)	(5,293,984)	(2,559,036)	196,578,329

NET ASSETS
Beginning of period	501,323,889	39,139,788	5,293,984	2,559,036	3,343,792
End of period	$513,153,049	$9,088,942	$—	$—	$199,922,121

Beginning units	39,352,456	3,763,466	472,669	229,093	294,708
Units issued	35,037,728	1,738,890	209,816	277,091	18,590,525
Units redeemed	(35,902,951)	(4,690,901)	(682,485)	(506,184)	(364,528)
Ending units	38,487,233	811,455	—	—	18,520,705

** Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A69

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Neuberger Berman Long/Short Portfolio	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	Blackrock Global Allocation V.I. Fund (Class III)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	8/14/2020**	12/31/2020	4/24/2020**	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(18,018)	$(48,873)	$(17,552)	$422,376	$544,861
Capital gains distributions received	—	—	—	3,603,840	—
Net realized gain (loss) on shares redeemed	778,093	(77,812)	512,093	243,826	(59,968)
Net change in unrealized appreciation (depreciation) on investments	(580,052)	689,053	(320,509)	6,432,217	445,009
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	180,023	562,368	174,032	10,702,259	929,902

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	148,273	1,239,320	441	6,818,813	2,635,882
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(567,112)	(364,236)	(56,781)	(2,602,115)	(1,518,078)
Net transfers between other subaccounts
or fixed rate option	(4,912,405)	(130,040)	(9,410,791)	(758,892)	(574,613)
Miscellaneous transactions	23	147	60	(12,070)	(17,901)
Other charges	(16,506)	(44,911)	(16,687)	(290,665)	(116,977)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(5,347,727)	700,280	(9,483,758)	3,155,071	408,313

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,167,704)	1,262,648	(9,309,726)	13,857,330	1,338,215

NET ASSETS
Beginning of period	5,167,704	8,847,390	9,309,726	51,164,311	19,836,538
End of period	$—	$10,110,038	$—	$65,021,641	$21,174,753

Beginning units	437,993	779,029	934,491	4,130,433	1,594,168
Units issued	26,128	206,499	8,640	880,204	356,394
Units redeemed	(464,121)	(137,435)	(943,131)	(551,368)	(293,025)
Ending units	—	848,093	—	4,459,269	1,657,537

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A70

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029	AST American Funds Growth Allocation Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(286,037)	$(3,866)	$(28,881)	$(61,046)	$(12,405,304)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,668,736	151,518	1,337,572	1,306,738	(41,222,916)
Net change in unrealized appreciation (depreciation) on investments	(2,235,742)	397,556	(744,323)	(15,488)	207,453,953
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,146,957	545,208	564,368	1,230,204	153,825,733

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	37,120	—	—	149,220,241
Annuity payments	—	(36,550)	—	—	—
Surrenders, withdrawals and death benefits	(2,242,996)	(659,205)	(285,397)	(751,806)	(12,945,911)
Net transfers between other subaccounts
or fixed rate option	(22,157,526)	310,949	(9,606,395)	(19,181,564)	47,950,689
Miscellaneous transactions	(909)	(182)	(62)	33	35,857
Other charges	(6,686)	(20,427)	(997)	(255)	(12,987,376)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(24,408,117)	(368,295)	(9,892,851)	(19,933,592)	171,273,500

TOTAL INCREASE (DECREASE) IN NET ASSETS	(22,261,160)	176,913	(9,328,483)	(18,703,388)	325,099,233

NET ASSETS
Beginning of period	34,236,610	5,936,983	9,328,972	18,740,957	902,733,300
End of period	$11,975,450	$6,113,896	$489	$37,569	$1,227,832,533

Beginning units	3,296,447	450,706	886,651	1,765,543	78,974,701
Units issued	1,770,637	58,341	134,893	91,574	68,184,789
Units redeemed	(4,017,589)	(90,742)	(1,021,503)	(1,853,962)	(57,964,718)
Ending units	1,049,495	418,305	41	3,155	89,194,772

The accompanying notes are an integral part of these financial statements.
A71

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2030	AST BlackRock 80/20 Target Allocation ETF Portfolio	AST BlackRock 60/40 Target Allocation ETF Portfolio	AST Western Asset Corporate Bond Portfolio	AST T. Rowe Price Corporate Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(1,495,295)	$(2,796,143)	$(2,031,924)	$(14,589)	$(12,034)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6,966,340	(15,521,590)	(7,854,637)	(2,043)	(2,189)
Net change in unrealized appreciation (depreciation) on investments	2,296,752	47,550,559	30,588,401	96,893	83,703
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	7,767,797	29,232,826	20,701,840	80,261	69,480

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	68,298,793	52,019,532	3,069,051	2,622,006
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(13,804,641)	(1,505,941)	(2,560,633)	(36,338)	(24,599)
Net transfers between other subaccounts
or fixed rate option	39,112,739	13,981,118	10,971,226	(7,957)	628
Miscellaneous transactions	(23,408)	(5,491)	2,707	(226)	(201)
Other charges	(45,039)	(2,676,464)	(2,152,828)	(13)	(13)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	25,239,651	78,092,015	58,280,004	3,024,517	2,597,821

TOTAL INCREASE (DECREASE) IN NET ASSETS	33,007,448	107,324,841	78,981,844	3,104,778	2,667,301

NET ASSETS
Beginning of period	10,321,213	172,193,950	128,248,860	279,446	279,683
End of period	$43,328,661	$279,518,791	$207,230,704	$3,384,224	$2,946,984

Beginning units	920,350	14,124,356	10,889,077	27,773	27,742
Units issued	14,357,715	19,078,764	12,273,843	314,722	267,137
Units redeemed	(11,843,050)	(13,565,752)	(7,767,819)	(27,493)	(20,831)
Ending units	3,435,015	19,637,368	15,395,101	315,002	274,048
The accompanying notes are an integral part of these financial statements.
A72

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST PIMCO Corporate Bond Portfolio	AST Prudential Corporate Bond Portfolio	AST BlackRock Corporate Bond Portfolio	AST Dimensional Global Core Allocation Portfolio	AST Bond Portfolio 2031
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/2/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(12,757)	$(27,625)	$(12,914)	$(83,154)	$(536,377)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(380)	2,291	(2,624)	(464,972)	184,447
Net change in unrealized appreciation (depreciation) on investments	97,227	205,497	84,999	2,081,056	(612,182)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	84,090	180,163	69,461	1,532,930	(964,112)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,049,019	5,183,482	3,518,323	5,543,074	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(26,918)	(60,212)	(27,405)	(8,954)	(5,661,020)
Net transfers between other subaccounts
or fixed rate option	(6,690)	280,708	8,982	1,511,442	65,545,955
Miscellaneous transactions	(763)	(525)	(351)	1,068	(429)
Other charges	(20)	(92)	(13)	(69,418)	(1,704)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,014,628	5,403,361	3,499,536	6,977,212	59,882,802

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,098,718	5,583,524	3,568,997	8,510,142	58,918,690

NET ASSETS
Beginning of period	262,315	644,313	279,388	1,099,409	—
End of period	$4,361,033	$6,227,837	$3,848,385	$9,609,551	$58,918,690

Beginning units	26,072	63,601	27,768	106,726	—
Units issued	414,393	586,011	343,373	1,015,604	8,043,713
Units redeemed	(34,517)	(71,448)	(20,983)	(297,830)	(2,731,836)
Ending units	405,948	578,164	350,158	824,500	5,311,877

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A73

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Contrafund℠ Portfolio (Initial Class)	Fidelity® VIP Growth Opportunities Portfolio (Initial Class)	Fidelity® VIP Growth Portfolio (Initial Class)	Fidelity® VIP Investment Grade Bond Portfolio (Initial Class)	MFS® New Discovery Series (Initial Class)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$—	$(55)	$(41)	$828	$(2)
Capital gains distributions received	1	389	314	4	—
Net realized gain (loss) on shares redeemed	—	61	(2)	(1)	—
Net change in unrealized appreciation (depreciation) on investments	219	6,648	1,142	(153)	376
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	220	7,043	1,413	678	374

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	102,097	25,663	40,247	4,200
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(14)	(77)	(64)	(47)	(4)
Net transfers between other subaccounts
or fixed rate option	10,808	(918)	—	9,847	2,500
Miscellaneous transactions	43	319	—	—	52
Other charges	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	10,837	101,421	25,599	50,047	6,748

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,057	108,464	27,012	50,725	7,122

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$11,057	$108,464	$27,012	$50,725	$7,122

Beginning units	—	—	—	—	—
Units issued	913	7,167	2,042	4,776	512
Units redeemed	(1)	(75)	(5)	(5)	(0) (1)
Ending units	912	7,092	2,037	4,771	512

*Date subaccount became available for investment.
(1) Amount is less than 1 unit.

The accompanying notes are an integral part of these financial statements.
A74

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	MFS® Total Return Series (Initial Class)	MFS® Total Return Bond Series (Initial Class)	Vanguard Equity Index Portfolio	Vanguard Global Bond Index	Vanguard Mid-Cap Index Portfolio
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(138)	$(18)	$(68)	$—	$(3)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6	2	8	—	—
Net change in unrealized appreciation (depreciation) on investments	11,576	793	3,398	4	124
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	11,444	777	3,338	4	121

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	851,883	—	48,318	2,951	14,637
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(348)	(107)	(74)	(1)	(7)
Net transfers between other subaccounts
or fixed rate option	72,287	56,525	11	—	—
Miscellaneous transactions	—	—	146	—	—
Other charges	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	923,822	56,418	48,401	2,950	14,630

TOTAL INCREASE (DECREASE) IN NET ASSETS	935,266	57,195	51,739	2,954	14,751

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$935,266	$57,195	$51,739	$2,954	$14,751

Beginning units	—	—	—	—	—
Units issued	86,962	5,440	4,573	286	1,300
Units redeemed	(33)	(11)	(7)	(0) (1)	(1)
Ending units	86,929	5,429	4,566	286	1,299

*Date subaccount became available for investment.
(1) Amount is less than 1 unit.

The accompanying notes are an integral part of these financial statements.
A75

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Vanguard Real Estate Index Portfolio	Vanguard Total Bond Market Index Portfolio	Vanguard Total International Stock Index Portfolio	Vanguard Total Stock Market Index Portfolio	Vanguard Balanced Portfolio
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(23)	$(6)	$(48)	$(534)	$(71)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	—	2	20,081	3
Net change in unrealized appreciation (depreciation) on investments	340	76	3,087	9,773	1,876
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	317	70	3,041	29,320	1,808

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	28,352	21,644	—	171,317	60,000
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1)	(6)	(14)	(4)	(69)
Net transfers between other subaccounts
or fixed rate option	—	4,103	68,339	(69,071)	74
Miscellaneous transactions	(7)	—	—	—	—
Other charges	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	28,344	25,741	68,325	102,242	60,005

TOTAL INCREASE (DECREASE) IN NET ASSETS	28,661	25,811	71,366	131,562	61,813

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$28,661	$25,811	$71,366	$131,562	$61,813

Beginning units	—	—	—	—	—
Units issued	3,326	2,479	6,341	23,851	5,768
Units redeemed	(73)	(1)	(1)	(12,465)	(7)
Ending units	3,253	2,478	6,340	11,386	5,761

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A76

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Vanguard Conservative Allocation Portfolio	Vanguard Growth Portfolio	Vanguard High Yield Bond Portfolio	Vanguard Moderate Allocation Portfolio	Vanguard Short-Term Investment Grade Portfolio
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(123)	$(24)	$(3)	$(59)	$(22)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5	4	—	10	—
Net change in unrealized appreciation (depreciation) on investments	3,942	1,562	52	2,381	147
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,824	1,542	49	2,332	125

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	71,537	9,442	6,000	49,500	22,306
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(35)	(21)	(6)	(58)	(15)
Net transfers between other subaccounts
or fixed rate option	20	320	—	(263)	8,375
Miscellaneous transactions	—	—	—	—	—
Other charges	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	71,522	9,741	5,994	49,179	30,666

TOTAL INCREASE (DECREASE) IN NET ASSETS	75,346	11,283	6,043	51,511	30,791

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$75,346	$11,283	$6,043	$51,511	$30,791

Beginning units	—	—	—	—	—
Units issued	6,936	864	584	4,677	2,975
Units redeemed	(3)	(2)	(1)	(30)	(1)
Ending units	6,933	862	583	4,647	2,974

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A77

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	American Funds IS Asset Allocation Fund (Class 1)	American Funds IS Blue Chip Income and Growth Fund (Class 1)	American Funds IS Bond Fund (Class 1)	American Funds IS Growth Fund (Class 1)	American Funds IS Growth-Income Fund (Class 1)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$3,474	$1,027	$581	$370	$50
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6	(11)	(1)	134	—
Net change in unrealized appreciation (depreciation) on investments	3,105	134	(101)	17,911	499
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,585	1,150	479	18,415	549

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	140,625	79,151	30,906	304,680	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(358)	—	(107)	(53)	(27)
Net transfers between other subaccounts
or fixed rate option	138,813	—	11,857	11,614	24,113
Miscellaneous transactions	46	(8)	—	60	73
Other charges	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	279,126	79,143	42,656	316,301	24,159

TOTAL INCREASE (DECREASE) IN NET ASSETS	285,711	80,293	43,135	334,716	24,708

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$285,711	$80,293	$43,135	$334,716	$24,708

Beginning units	—	—	—	—	—
Units issued	26,125	7,610	4,061	24,617	2,244
Units redeemed	(33)	(121)	(10)	(474)	(3)
Ending units	26,092	7,489	4,051	24,143	2,241

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A78

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	American Funds IS U.S. Government/AAA-Rated Securities Fund (Class 1)	BlackRock Basic Value V.I. Fund (Class I)	BlackRock Capital Appreciation V.I. Fund (Class I)	BlackRock Equity Dividend V.I. Fund (Class I)	BlackRock Global Allocation V.I. Fund (Class I)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$277	$6,184	$(9)	$1,155	$207
Capital gains distributions received	—	3,191	629	8,781	790
Net realized gain (loss) on shares redeemed	—	24	(1)	19	1
Net change in unrealized appreciation (depreciation) on investments	(178)	12,007	(208)	9,309	589
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	99	21,406	411	19,264	1,587

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	21,500	—	42,880	—	19,247
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	(501)	(17)	(524)	(49)
Net transfers between other subaccounts
or fixed rate option	—	278,590	5,807	290,202	—
Miscellaneous transactions	—	—	—	—	—
Other charges	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	21,500	278,089	48,670	289,678	19,198

TOTAL INCREASE (DECREASE) IN NET ASSETS	21,599	299,495	49,081	308,942	20,785

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$21,599	$299,495	$49,081	$308,942	$20,785

Beginning units	—	—	—	—	—
Units issued	2,005	28,751	3,789	29,773	1,764
Units redeemed	—	(48)	(1)	(51)	(5)
Ending units	2,005	28,703	3,788	29,722	1,759

*Date subaccount became available for investment.
The accompanying notes are an integral part of these financial statements.
A79

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	DFA VA Global Bond Portfolio	DFA VA Short-Term Fixed Portfolio	DFA VA U.S. Large Value Portfolio	DFA VA U.S. Targeted Value Portfolio	Fidelity® VIP Balanced Portfolio (Initial Class)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(15)	$39	$291	$66	$1,203
Capital gains distributions received	—	—	—	—	15
Net realized gain (loss) on shares redeemed	—	—	—	627	11
Net change in unrealized appreciation (depreciation) on investments	23	(51)	(325)	13	5,330
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	8	(12)	(34)	706	6,559

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	15,000	7,947	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(95)	(39)	(14)	(6)	(225)
Net transfers between other subaccounts
or fixed rate option	23,950	17,420	—	(3,769)	113,052
Miscellaneous transactions	—	—	—	—	—
Other charges	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	23,855	17,381	14,986	4,172	112,827

TOTAL INCREASE (DECREASE) IN NET ASSETS	23,863	17,369	14,952	4,878	119,386

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$23,863	$17,369	$14,952	$4,878	$119,386

Beginning units	—	—	—	—	—
Units issued	2,388	1,748	1,502	834	10,182
Units redeemed	(9)	(4)	(1)	(381)	(19)
Ending units	2,379	1,744	1,501	453	10,163

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A80

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Consumer Discretionary Portfolio (Initial Class)	Fidelity® VIP Disciplined Small Cap Portfolio (Initial Class)	Fidelity® VIP Emerging Markets Portfolio (Initial Class)	Fidelity® VIP Financial Services Portfolio (Initial Class)	Fidelity® VIP Floating Rate High Income Portfolio (Initial Class)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(49)	$1,213	$—	$(48)	$426
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5,398	1,508	—	4,139	(1)
Net change in unrealized appreciation (depreciation) on investments	—	37,554	202	—	(226)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,349	40,275	202	4,091	199

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	22,083	—	6,886	22,717	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	(1,247)	(2)	—	(43)
Net transfers between other subaccounts
or fixed rate option	(28,324)	278,590	—	(28,547)	10,886
Miscellaneous transactions	892	(719)	—	1,739	—
Other charges	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(5,349)	276,624	6,884	(4,091)	10,843

TOTAL INCREASE (DECREASE) IN NET ASSETS	—	316,899	7,086	—	11,042

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$—	$316,899	$7,086	$—	$11,042

Beginning units	—	—	—	—	—
Units issued	2,363	29,193	534	3,129	1,086
Units redeemed	(2,363)	(2,777)	(0) (1)	(3,129)	(4)
Ending units	—	26,416	534	—	1,082

*Date subaccount became available for investment.
(1) Amount is less than 1 unit.

The accompanying notes are an integral part of these financial statements.
A81

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Health Care Portfolio (Initial Class)	Fidelity® VIP Industrials Portfolio (Initial Class)	Fidelity® VIP International Capital Appreciation Portfolio (Initial Class)	Fidelity® VIP Mid Cap Portfolio (Initial Class)	Fidelity® VIP Strategic Income Portfolio (Initial Class)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(1)	$1	$40	$1,098	$471
Capital gains distributions received	—	—	—	—	128
Net realized gain (loss) on shares redeemed	—	—	8	2,631	279
Net change in unrealized appreciation (depreciation) on investments	(18)	114	3,026	27,719	(209)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(19)	115	3,074	31,448	669

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	22,209	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	(8)	(79)	(1,973)	(241)
Net transfers between other subaccounts
or fixed rate option	5,000	3,485	6,131	281,088	14,989
Miscellaneous transactions	55	—	—	(1,094)	(79)
Other charges	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,055	3,477	28,261	278,021	14,669

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,036	3,592	31,335	309,469	15,338

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$5,036	$3,592	$31,335	$309,469	$15,338

Beginning units	—	—	—	—	—
Units issued	431	334	2,656	32,324	3,780
Units redeemed	—	(1)	(7)	(5,562)	(2,322)
Ending units	431	333	2,649	26,762	1,458

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A82

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Technology Portfolio (Initial Class)	Fidelity® VIP Utilities Portfolio (Initial Class)	ClearBridge Variable Mid Cap Portfolio (Class I)	ClearBridge Variable Small Cap Growth Portfolio (Class I)	Western Asset Core Plus VIT Portfolio (Class I)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(104)	$(45)	$7	$(104)	$2,192
Capital gains distributions received	17	—	—	18,353	—
Net realized gain (loss) on shares redeemed	14,586	3,041	29	25	2
Net change in unrealized appreciation (depreciation) on investments	557	—	1,003	12,927	(365)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	15,056	2,996	1,039	31,201	1,829

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	51,459	22,197	4,721	—	79,150
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(12)	—	(10)	(531)	(208)
Net transfers between other subaccounts
or fixed rate option	(53,449)	(25,439)	(191)	284,397	52,255
Miscellaneous transactions	(1,645)	246	—	—	(1)
Other charges	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,647)	(2,996)	4,520	283,866	131,196

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,409	—	5,559	315,067	133,025

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$11,409	$—	$5,559	$315,067	$133,025

Beginning units	—	—	—	—	—
Units issued	5,129	2,756	517	23,144	12,600
Units redeemed	(4,368)	(2,756)	(19)	(39)	(67)
Ending units	761	—	498	23,105	12,533

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A83

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Western Asset Variable Global High Yield Bond Portfolio (Class I)	MFS® Mid Cap Growth Series (Initial Class)	MFS® International Intrinsic Value Portfolio (Initial Class)	MFS® Massachusetts Investors Growth Stock Portfolio (Initial Class)	MFS® International Growth Portfolio (Service Shares)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	4/27/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$230	$(16)	$(52)	$(1)	$1,659
Capital gains distributions received	—	—	—	—	3,036
Net realized gain (loss) on shares redeemed	—	14	6	—	3,132
Net change in unrealized appreciation (depreciation) on investments	85	2,195	3,110	41	70,047
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	315	2,193	3,064	40	77,874

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,781	10,550	60,871	—	448,369
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(18)	(30)	(87)	—	(19,562)
Net transfers between other subaccounts
or fixed rate option	175	2,328	281	4,999	280,640
Miscellaneous transactions	—	41	—	47	534
Other charges	—	—	—	—	(1,022)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	8,938	12,889	61,065	5,046	708,959

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,253	15,082	64,129	5,086	786,833

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$9,253	$15,082	$64,129	$5,086	$786,833

Beginning units	—	—	—	—	—
Units issued	880	1,202	5,392	432	61,953
Units redeemed	(2)	(18)	(8)	—	(3,554)
Ending units	878	1,184	5,384	432	58,399

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A84

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	MFS® Massachusetts Investors Growth Stock Portfolio (Service Shares)	MFS® Technology Portfolio (Service Shares)	MFS® Investors Trust Series (Service Shares)	MFS® Mid Cap Growth Series (Service Shares)	MFS® New Discovery Series (Service Shares)
	4/27/2020*	4/27/2020*	4/27/2020*	4/27/2020*	4/27/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(428)	$(13,137)	$58	$(5,855)	$(2,211)
Capital gains distributions received	9,225	—	3,126	120,242	73,082
Net realized gain (loss) on shares redeemed	(2,101)	24,883	(405)	4,368	(1,332)
Net change in unrealized appreciation (depreciation) on investments	33,347	843,573	18,383	392,510	213,720
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	40,043	855,319	21,162	511,265	283,259

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	156,587	2,599,043	117,222	1,171,801	353,026
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(42,042)	(60,062)	(37,032)	(52,730)	(46,533)
Net transfers between other subaccounts
or fixed rate option	196,732	4,181,217	48,506	1,792,833	860,449
Miscellaneous transactions	(122)	2,529	(182)	1,369	(81)
Other charges	(386)	(10,300)	(294)	(4,903)	(1,860)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	310,769	6,712,427	128,220	2,908,370	1,165,001

TOTAL INCREASE (DECREASE) IN NET ASSETS	350,812	7,567,746	149,382	3,419,635	1,448,260

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$350,812	$7,567,746	$149,382	$3,419,635	$1,448,260

Beginning units	—	—	—	—	—
Units issued	30,392	555,161	16,542	239,669	96,938
Units redeemed	(4,483)	(37,297)	(5,067)	(8,376)	(10,384)
Ending units	25,909	517,864	11,475	231,293	86,554

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A85

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	MFS® Research Series (Service Shares)	MFS® Total Return Bond Series (Service Shares)	MFS® Total Return Series (Service Shares)	MFS® Utilities Series (Service Shares)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)
	4/27/2020*	4/27/2020*	4/27/2020*	4/27/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$28	$112,845	$26,908	$11,833	$(1,241)
Capital gains distributions received	2,985	—	44,206	18,164	503
Net realized gain (loss) on shares redeemed	(547)	4,866	175	9,531	1,900
Net change in unrealized appreciation (depreciation) on investments	14,647	62,090	256,914	147,601	66,212
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	17,113	179,801	328,203	187,129	67,374

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	179,597	2,447,739	1,886,828	672,423	391,781
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(10,337)	(93,776)	(49,455)	(51,098)	(4,184)
Net transfers between other subaccounts
or fixed rate option	73,150	4,446,518	1,634,885	946,135	951,140
Miscellaneous transactions	(2)	(670)	318	(130)	483
Other charges	(137)	(11,470)	(4,384)	(2,736)	(808)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	242,271	6,788,341	3,468,192	1,564,594	1,338,412

TOTAL INCREASE (DECREASE) IN NET ASSETS	259,384	6,968,142	3,796,395	1,751,723	1,405,786

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$259,384	$6,968,142	$3,796,395	$1,751,723	$1,405,786

Beginning units	—	—	—	—	—
Units issued	20,905	711,000	322,966	167,466	146,295
Units redeemed	(912)	(61,908)	(6,561)	(23,337)	(18,345)
Ending units	19,993	649,092	316,405	144,129	127,950

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A86

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	American Funds IS Asset Allocation Fund (Class 4)	American Funds IS Blue Chip Income and Growth Fund (Class 4)	American Funds IS Bond Fund (Class 4)	American Funds IS Global Growth and Income Fund (Class 4)	American Funds IS Global Small Capitalization Fund (Class 4)
	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$30,800	$8,703	$12,327	$2,900	$(221)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	823	784	(8)	105	62
Net change in unrealized appreciation (depreciation) on investments	237,392	55,591	1,202	64,711	35,261
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	269,015	65,078	13,521	67,716	35,102

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,468,883	450,677	346,243	276,686	75,934
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(14,716)	(24,708)	(4,662)	(277)	(4,039)
Net transfers between other subaccounts
or fixed rate option	1,757,396	448,844	598,623	306,122	183,603
Miscellaneous transactions	474	274	24	(176)	—
Other charges	(2,254)	(498)	(705)	(509)	(124)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,209,783	874,589	939,523	581,846	255,374

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,478,798	939,667	953,044	649,562	290,476

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$4,478,798	$939,667	$953,044	$649,562	$290,476

Beginning units	—	—	—	—	—
Units issued	414,892	86,771	94,560	57,317	23,718
Units redeemed	(3,091)	(2,295)	(498)	(84)	(394)
Ending units	411,801	84,476	94,062	57,233	23,324

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A87

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	American Funds IS Growth Fund (Class 4)	American Funds IS Growth-Income Fund (Class 4)	American Funds IS International Fund (Class 4)	American Funds IS New World Fund® (Class 4)	BlackRock Advantage Large Cap Core V.I. Fund (Class III)
	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(2,093)	$5,443	$211	$(378)	$2,148
Capital gains distributions received	—	—	—	—	23,692
Net realized gain (loss) on shares redeemed	312	920	366	887	(1,323)
Net change in unrealized appreciation (depreciation) on investments	258,863	69,631	25,501	42,900	(2,478)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	257,082	75,994	26,078	43,409	22,039

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,141,918	541,142	128,076	210,952	158,381
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(6,422)	(7,488)	(1,488)	(12,946)	(4,688)
Net transfers between other subaccounts
or fixed rate option	856,513	444,981	71,340	466,584	206,436
Miscellaneous transactions	568	229	(17)	19	15
Other charges	(1,255)	(707)	(139)	(172)	(178)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,991,322	978,157	197,772	664,437	359,966

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,248,404	1,054,151	223,850	707,846	382,005

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$2,248,404	$1,054,151	$223,850	$707,846	$382,005

Beginning units	—	—	—	—	—
Units issued	191,641	99,336	20,022	62,688	36,659
Units redeemed	(8,002)	(4,050)	(1,353)	(3,342)	(2,644)
Ending units	183,639	95,286	18,669	59,346	34,015

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A88

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	BlackRock Advantage Large Cap Value V.I. Fund (Class III)	BlackRock Basic Value V.I. Fund (Class III)	BlackRock Capital Appreciation V.I. Fund (Class III)	BlackRock Equity Dividend V.I. Fund (Class III)	BlackRock Large Cap Focus Growth V.I. Fund (Class III)
	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$3,093	$268	$(175)	$1,807	$(272)
Capital gains distributions received	—	172	16,311	14,645	12,263
Net realized gain (loss) on shares redeemed	(1,356)	—	52	632	146
Net change in unrealized appreciation (depreciation) on investments	15,541	213	(2,139)	30,933	7,280
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	17,278	653	14,049	48,017	19,417

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	84,431	14,589	90,811	391,378	242,641
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(9,780)	—	(1,872)	(3,682)	(5,807)
Net transfers between other subaccounts
or fixed rate option	178,615	6,982	103,003	193,222	61,692
Miscellaneous transactions	—	—	(2)	(79)	(97)
Other charges	(312)	(3)	(123)	(204)	(105)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	252,954	21,568	191,817	580,635	298,324

TOTAL INCREASE (DECREASE) IN NET ASSETS	270,232	22,221	205,866	628,652	317,741

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$270,232	$22,221	$205,866	$628,652	$317,741

Beginning units	—	—	—	—	—
Units issued	26,429	1,932	17,991	60,603	28,949
Units redeemed	(2,440)	(0) (1)	(244)	(4,809)	(1,086)
Ending units	23,989	1,932	17,747	55,794	27,863

*Date subaccount became available for investment.
(1) Amount is less than 1 unit.

The accompanying notes are an integral part of these financial statements.
A89

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Balanced Portfolio (Service Class 2)	Fidelity® VIP Growth Opportunities Portfolio (Service Class 2)	Fidelity® VIP Health Care Portfolio (Service Class 2)
	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to
	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$19,738	$(2,840)	$5,067
Capital gains distributions received	328	24,754	20,651
Net realized gain (loss) on shares redeemed	3,292	954	265
Net change in unrealized appreciation (depreciation) on investments	169,935	313,676	58,011
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	193,293	336,544	83,994

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,444,230	529,382	526,904
Annuity payments	—	—	—
Surrenders, withdrawals and death benefits	(18,712)	(27,891)	(8,217)
Net transfers between other subaccounts
or fixed rate option	2,180,050	2,677,902	1,403,054
Miscellaneous transactions	571	374	(219)
Other charges	(2,584)	(2,145)	(944)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,603,555	3,177,622	1,920,578

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,796,848	3,514,166	2,004,572

NET ASSETS
Beginning of period	—	—	—
End of period	$3,796,848	$3,514,166	$2,004,572

Beginning units	—	—	—
Units issued	348,111	285,844	185,182
Units redeemed	(8,164)	(1,885)	(1,247)
Ending units	339,947	283,959	183,935

*Date subaccount became available for investment.
The accompanying notes are an integral part of these financial statements.
A90

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Government Money Market Portfolio (Class I)	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$327,787	$(1,713,547)	$(2,278,436)	$(134,725)	$(160,893)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	3,512,354	12,192,262	572,791	897,285
Net change in unrealized appreciation (depreciation) on investments	—	9,231,227	27,337,371	1,175,935	1,059,091
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	327,787	11,030,034	37,251,197	1,614,001	1,795,483

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,044,013	276,689	240,685	29,146	9,138
Annuity payments	(1,199,894)	(1,921,204)	(1,373,177)	(250,492)	(125,532)
Surrenders, withdrawals and death benefits	(17,952,047)	(13,780,776)	(17,228,345)	(878,259)	(1,658,961)
Net transfers between other subaccounts
or fixed rate option	12,210,059	1,134,149	(1,893,622)	1,876	31,113
Miscellaneous transactions	(13,146)	(1,440)	1,736	(175)	(317)
Other charges	(94,981)	(28,138)	(126,801)	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(6,005,996)	(14,320,720)	(20,379,524)	(1,097,904)	(1,744,559)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,678,209)	(3,290,686)	16,871,673	516,097	50,924

NET ASSETS
Beginning of period	77,266,902	123,735,475	145,112,485	9,282,816	11,290,466
End of period	$71,588,693	$120,444,789	$161,984,158	$9,798,913	$11,341,390

Beginning units	68,161,725	45,952,779	42,505,671	2,931,959	3,926,067
Units issued	15,494,228	706,839	234,196	16,091	12,915
Units redeemed	(21,010,051)	(5,770,817)	(5,400,322)	(329,966)	(563,970)
Ending units	62,645,902	40,888,801	37,339,545	2,618,084	3,375,012
The accompanying notes are an integral part of these financial statements.
A91

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(2,981,232)	$(1,879,956)	$(34,348)	$(4,186,480)	$(758,567)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	12,087,713	697,562	(155,697)	19,105,496	3,199,788
Net change in unrealized appreciation (depreciation) on investments	33,173,852	18,184,113	409,323	59,736,743	10,237,410
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	42,280,333	17,001,719	219,278	74,655,759	12,678,631

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	484,629	298,071	3,675	32,895,911	188,809
Annuity payments	(1,523,227)	(1,175,037)	(35,299)	(1,873,108)	(303,166)
Surrenders, withdrawals and death benefits	(21,328,965)	(14,194,793)	(287,220)	(29,435,779)	(4,749,512)
Net transfers between other subaccounts
or fixed rate option	(2,083,066)	(100,423)	6,667	3,475,561	(541,829)
Miscellaneous transactions	(2,201)	952	(27)	679	(29)
Other charges	(280,649)	(175,592)	—	(435,780)	(60,961)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(24,733,479)	(15,346,822)	(312,204)	4,627,484	(5,466,688)

TOTAL INCREASE (DECREASE) IN NET ASSETS	17,546,854	1,654,897	(92,926)	79,283,243	7,211,943

NET ASSETS
Beginning of period	184,022,407	121,952,647	2,427,673	255,596,924	46,310,425
End of period	$201,569,261	$123,607,544	$2,334,747	$334,880,167	$53,522,368

Beginning units	61,202,859	25,232,505	567,488	72,391,992	17,862,656
Units issued	495,525	330,727	8,993	5,202,227	251,804
Units redeemed	(7,787,945)	(3,204,657)	(76,494)	(10,701,128)	(2,124,483)
Ending units	53,910,439	22,358,575	499,987	66,893,091	15,989,977
The accompanying notes are an integral part of these financial statements.
A92

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(4,089,032)	$(774,795)	$159,610	$480,777	$(283,552)
Capital gains distributions received	—	—	703,235	3,217,037	6,989,396
Net realized gain (loss) on shares redeemed	28,900,530	3,885,545	159,877	1,335,530	1,873,590
Net change in unrealized appreciation (depreciation) on investments	50,987,314	7,894,375	2,828,399	6,723,102	6,076,927
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	75,798,812	11,005,125	3,851,121	11,756,446	14,656,361

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	702,748	6,091,522	9,202	88,750	184,314
Annuity payments	(2,278,696)	(309,019)	(43,508)	(636,210)	(278,147)
Surrenders, withdrawals and death benefits	(29,983,927)	(5,696,998)	(1,341,307)	(6,369,707)	(7,268,585)
Net transfers between other subaccounts
or fixed rate option	(5,706,506)	319,425	(175,880)	(764,063)	(877,217)
Miscellaneous transactions	(1,204)	3,136	(159)	(1,435)	(1,623)
Other charges	(231,256)	(50,982)	(2,831)	(10,593)	(15,904)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(37,498,841)	357,084	(1,554,483)	(7,693,258)	(8,257,162)

TOTAL INCREASE (DECREASE) IN NET ASSETS	38,299,971	11,362,209	2,296,638	4,063,188	6,399,199

NET ASSETS
Beginning of period	254,460,686	52,736,752	15,414,485	50,313,114	57,041,193
End of period	$292,760,657	$64,098,961	$17,711,123	$54,376,302	$63,440,392

Beginning units	62,605,657	9,177,373	9,118,315	14,039,703	21,230,039
Units issued	369,958	915,852	94,117	42,337	48,696
Units redeemed	(8,292,866)	(1,275,826)	(890,971)	(1,930,699)	(2,796,673)
Ending units	54,682,749	8,817,399	8,321,461	12,151,341	18,482,062
The accompanying notes are an integral part of these financial statements.
A93

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(489,526)	$234,167	$(102,381)	$(876,947)	$153,455
Capital gains distributions received	5,401,170	—	1,679,083	5,429,776	1,261,149
Net realized gain (loss) on shares redeemed	2,167,047	(412,289)	740,430	4,445,761	901,003
Net change in unrealized appreciation (depreciation) on investments	7,707,728	10,927,210	2,105,986	9,991,352	2,511,934
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	14,786,419	10,749,088	4,423,118	18,989,942	4,827,541

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	135,708	75,723	4,694	116,709	8,857
Annuity payments	(243,361)	(374,928)	(117,203)	(375,004)	(60,784)
Surrenders, withdrawals and death benefits	(6,580,031)	(4,842,582)	(2,205,809)	(5,727,892)	(1,823,145)
Net transfers between other subaccounts
or fixed rate option	(668,152)	(725,073)	(313,644)	(1,828,976)	(290,978)
Miscellaneous transactions	703	(138)	(507)	474	814
Other charges	(13,508)	(11,063)	(3,705)	(13,974)	(4,796)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(7,368,641)	(5,878,061)	(2,636,174)	(7,828,663)	(2,170,032)

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,417,778	4,871,027	1,786,944	11,161,279	2,657,509

NET ASSETS
Beginning of period	46,477,711	45,259,103	15,159,064	54,733,225	19,900,714
End of period	$53,895,489	$50,130,130	$16,946,008	$65,894,504	$22,558,223

Beginning units	14,982,453	15,252,852	4,671,191	14,095,677	5,697,450
Units issued	107,434	36,100	102,572	209,386	114,699
Units redeemed	(2,186,306)	(1,876,933)	(789,466)	(1,866,715)	(655,294)
Ending units	12,903,581	13,412,019	3,984,297	12,438,348	5,156,855
The accompanying notes are an integral part of these financial statements.
A94

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(314,247)	$(542,997)	$29,135	$(122,925)	$(1,179,626)
Capital gains distributions received	3,158,978	—	1,037,352	1,160,446	—
Net realized gain (loss) on shares redeemed	(570,745)	3,433,511	(667,128)	463,249	4,955,728
Net change in unrealized appreciation (depreciation) on investments	3,408,943	6,352,118	5,035,258	932,591	10,116,223
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,682,929	9,242,632	5,434,617	2,433,361	13,892,325

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	15,652	50,112	1,470	8,615	47,216
Annuity payments	(52,582)	(139,801)	(176,230)	(8,646)	(340,743)
Surrenders, withdrawals and death benefits	(2,343,289)	(3,890,023)	(1,935,419)	(960,779)	(7,394,446)
Net transfers between other subaccounts
or fixed rate option	(750,767)	(934,536)	(771,029)	(216,095)	440,441
Miscellaneous transactions	(279)	(1,288)	(20)	(109)	(2,000)
Other charges	(5,068)	(7,491)	(4,300)	(1,175)	(186,831)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,136,333)	(4,923,027)	(2,885,528)	(1,178,189)	(7,436,363)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,546,596	4,319,605	2,549,089	1,255,172	6,455,962

NET ASSETS
Beginning of period	19,924,934	35,913,830	19,488,723	7,846,713	68,758,638
End of period	$22,471,530	$40,233,435	$22,037,812	$9,101,885	$75,214,600

Beginning units	6,615,514	11,616,147	10,765,125	5,260,091	24,057,355
Units issued	98,692	49,676	101,580	435,954	458,005
Units redeemed	(945,698)	(1,428,949)	(1,455,765)	(1,091,885)	(2,738,434)
Ending units	5,768,508	10,236,874	9,410,940	4,604,160	21,776,926
The accompanying notes are an integral part of these financial statements.
A95

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(127,678)	$(1,513,762)	$(447,333)	$(3,411,474)	$(22,208,664)
Capital gains distributions received	1,017,067	—	—	—	—
Net realized gain (loss) on shares redeemed	468,095	9,007,517	1,040,892	16,616,765	59,631,828
Net change in unrealized appreciation (depreciation) on investments	1,335,917	20,726,306	6,700,901	44,009,871	125,997,565
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,693,401	28,220,061	7,294,460	57,215,162	163,420,729

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	14,136	97,631	52,267	7,127,477	32,086,453
Annuity payments	(2,691)	(515,775)	(258,358)	(196,217)	(208,468)
Surrenders, withdrawals and death benefits	(1,087,506)	(9,212,941)	(2,918,769)	(17,490,942)	(102,539,311)
Net transfers between other subaccounts
or fixed rate option	(170,833)	(3,915,584)	(62,366)	7,017,455	90,897,256
Miscellaneous transactions	(15)	(1,291)	258	(4,189)	1,360
Other charges	(26,655)	(238,273)	(66,310)	(2,035,056)	(15,203,354)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,273,564)	(13,786,233)	(3,253,278)	(5,581,472)	5,033,936

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,419,837	14,433,828	4,041,182	51,633,690	168,454,665

NET ASSETS
Beginning of period	8,622,599	83,325,467	25,293,465	191,486,619	1,245,804,034
End of period	$10,042,436	$97,759,295	$29,334,647	$243,120,309	$1,414,258,699

Beginning units	4,362,142	27,121,457	15,123,747	10,466,355	95,362,639
Units issued	25,615	271,644	337,738	2,378,053	15,112,947
Units redeemed	(571,324)	(3,981,822)	(1,943,924)	(2,492,727)	(14,363,063)
Ending units	3,816,433	23,411,279	13,517,561	10,351,681	96,112,523
The accompanying notes are an integral part of these financial statements.
A96

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(7,331,150)	$(2,870,289)	$(2,721,351)	$(1,499,631)	$(1,809,129)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	8,761,014	9,560,625	15,233,269	5,035,480	4,781,865
Net change in unrealized appreciation (depreciation) on investments	72,894,655	19,511,911	38,821,001	11,245,725	17,956,205
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	74,324,519	26,202,247	51,332,919	14,781,574	20,928,941

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,161,859	13,827,746	4,340,665	1,069,443	2,388,627
Annuity payments	(390,760)	(89,064)	(269,444)	(120,252)	(113,095)
Surrenders, withdrawals and death benefits	(45,774,502)	(19,272,449)	(13,868,813)	(8,148,890)	(10,782,613)
Net transfers between other subaccounts
or fixed rate option	572,018,577	20,970,385	7,226,406	11,501,580	12,835,111
Miscellaneous transactions	(4,346)	1,123	7,747	348	12,243
Other charges	(4,803,846)	(1,543,744)	(1,655,739)	(879,706)	(1,034,827)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	532,206,982	13,893,997	(4,219,178)	3,422,523	3,305,446

TOTAL INCREASE (DECREASE) IN NET ASSETS	606,531,501	40,096,244	47,113,741	18,204,097	24,234,387

NET ASSETS
Beginning of period	119,810,625	183,295,846	146,257,718	83,510,458	101,851,723
End of period	$726,342,126	$223,392,090	$193,371,459	$101,714,555	$126,086,110

Beginning units	8,216,645	12,897,650	7,551,486	4,672,920	5,875,034
Units issued	39,581,597	4,163,733	1,843,381	1,237,009	1,741,047
Units redeemed	(7,233,452)	(3,173,846)	(1,943,145)	(1,077,066)	(1,578,903)
Ending units	40,564,790	13,887,537	7,451,722	4,832,863	6,037,178
The accompanying notes are an integral part of these financial statements.
A97

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(8,916,008)	$(5,335,128)	$(6,336,399)	$(2,920,898)	$(4,953,522)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	47,843,060	28,018,127	45,986,613	21,567,889	16,548,104
Net change in unrealized appreciation (depreciation) on investments	103,852,175	81,686,949	67,375,551	44,643,220	42,822,740
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	142,779,227	104,369,948	107,025,765	63,290,211	54,417,322

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	12,541,993	6,807,666	6,317,399	10,473,471	10,359,114
Annuity payments	(342,992)	(537,258)	(274,778)	(256,884)	(69,837)
Surrenders, withdrawals and death benefits	(50,314,345)	(36,192,078)	(36,590,176)	(16,623,816)	(25,524,124)
Net transfers between other subaccounts
or fixed rate option	12,182,144	16,107,461	4,655,184	9,960,135	33,281,328
Miscellaneous transactions	27,603	(2,512)	43,161	3,715	9,287
Other charges	(5,407,170)	(4,246,013)	(3,633,466)	(1,762,168)	(2,896,784)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(31,312,767)	(18,062,734)	(29,482,676)	1,794,453	15,158,984

TOTAL INCREASE (DECREASE) IN NET ASSETS	111,466,460	86,307,214	77,543,089	65,084,664	69,576,306

NET ASSETS
Beginning of period	503,319,469	371,821,543	365,723,843	176,702,614	275,011,841
End of period	$614,785,929	$458,128,757	$443,266,932	$241,787,278	$344,588,147

Beginning units	25,756,780	21,289,126	15,298,440	7,727,932	14,848,798
Units issued	4,933,287	3,252,877	2,704,286	2,480,191	4,255,495
Units redeemed	(6,132,168)	(4,061,735)	(3,652,098)	(2,243,900)	(3,418,205)
Ending units	24,557,899	20,480,268	14,350,628	7,964,223	15,686,088

The accompanying notes are an integral part of these financial statements.
A98

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(2,482,843)	$(3,614,472)	$(3,472,773)	$(169,194,039)	$(5,837,129)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,245,396	19,072,550	1,525,017	515,282,836	30,726,838
Net change in unrealized appreciation (depreciation) on investments	5,429,235	35,099,149	30,581,352	1,523,726,977	74,396,741
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,191,788	50,557,227	28,633,596	1,869,815,774	99,286,450

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,717,175	6,939,232	2,328,506	264,274,666	9,995,308
Annuity payments	(257,645)	(206,598)	(215,048)	(2,495,688)	(159,700)
Surrenders, withdrawals and death benefits	(25,245,979)	(21,178,655)	(17,333,276)	(795,467,334)	(33,042,341)
Net transfers between other subaccounts
or fixed rate option	39,611,855	7,684,883	45,027,453	307,652,833	6,018,937
Miscellaneous transactions	(229)	13,416	2,010	52,756	(1,073)
Other charges	(1,246,108)	(2,163,855)	(2,043,408)	(124,981,751)	(3,828,742)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	21,579,069	(8,911,577)	27,766,237	(350,964,518)	(21,017,611)

TOTAL INCREASE (DECREASE) IN NET ASSETS	26,770,857	41,645,650	56,399,833	1,518,851,256	78,268,839

NET ASSETS
Beginning of period	154,769,132	223,948,245	180,098,308	9,844,072,579	354,583,679
End of period	$181,539,989	$265,593,895	$236,498,141	$11,362,923,835	$432,852,518

Beginning units	15,417,587	9,827,602	20,118,870	650,404,771	20,366,307
Units issued	7,324,190	2,387,774	7,653,105	64,104,410	3,978,921
Units redeemed	(5,266,185)	(2,701,411)	(4,815,589)	(80,930,238)	(4,901,383)
Ending units	17,475,592	9,513,965	22,956,386	633,578,943	19,443,845
The accompanying notes are an integral part of these financial statements.
A99

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(3,480,875)	$(2,213,695)	$(23,498,644)	$(141,653,891)	$(44,754,001)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	9,774,458	1,311,902	50,348,425	526,340,217	100,032,450
Net change in unrealized appreciation (depreciation) on investments	41,181,483	1,258,940	222,996,289	1,220,847,192	284,426,088
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	47,475,066	357,147	249,846,070	1,605,533,518	339,704,537

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,045,743	4,759,322	48,920,703	271,432,658	27,253,992
Annuity payments	(177,620)	(96,609)	(485,990)	(2,223,023)	(1,360,420)
Surrenders, withdrawals and death benefits	(18,148,786)	(15,325,816)	(103,482,949)	(586,803,489)	(191,790,300)
Net transfers between other subaccounts
or fixed rate option	13,002,037	23,491,359	75,124,282	411,086,697	370,107,736
Miscellaneous transactions	3,579	(382)	10,438	67,726	(6,117)
Other charges	(2,057,614)	(1,711,046)	(17,495,683)	(94,654,578)	(26,939,499)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,332,661)	11,116,828	2,590,801	(1,094,009)	177,265,392

TOTAL INCREASE (DECREASE) IN NET ASSETS	44,142,405	11,473,975	252,436,871	1,604,439,509	516,969,929

NET ASSETS
Beginning of period	184,019,710	167,384,713	1,310,262,711	7,745,029,185	2,281,768,895
End of period	$228,162,115	$178,858,688	$1,562,699,582	$9,349,468,694	$2,798,738,824

Beginning units	15,994,454	16,606,863	102,639,633	498,528,585	186,564,308
Units issued	4,178,332	3,973,534	11,672,524	77,163,676	47,843,687
Units redeemed	(4,376,903)	(2,959,255)	(11,268,374)	(73,477,059)	(34,689,377)
Ending units	15,795,883	17,621,142	103,043,783	502,215,202	199,718,618
The accompanying notes are an integral part of these financial statements.
A100

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(114,065,840)	$(67,957,288)	$(51,870,267)	$(198,598,615)	$(98,405,443)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	407,630,726	202,237,202	143,726,508	426,883,895	355,724,381
Net change in unrealized appreciation (depreciation) on investments	888,780,487	373,477,412	454,816,296	1,753,479,766	871,809,781
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,182,345,373	507,757,326	546,672,537	1,981,765,046	1,129,128,719

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	235,041,902	120,287,355	64,824,288	214,450,170	122,982,899
Annuity payments	(4,550,263)	(4,236,513)	(812,624)	(2,512,105)	(1,200,379)
Surrenders, withdrawals and death benefits	(534,484,388)	(439,144,640)	(240,811,553)	(892,871,161)	(471,745,943)
Net transfers between other subaccounts
or fixed rate option	196,585,979	284,025,448	140,196,997	990,686,650	138,084,890
Miscellaneous transactions	(16,971)	393	1,656	(5,164)	21,743
Other charges	(77,131,361)	(43,156,250)	(38,238,550)	(148,811,986)	(71,059,072)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(184,555,102)	(82,224,207)	(74,839,786)	160,936,404	(282,915,862)

TOTAL INCREASE (DECREASE) IN NET ASSETS	997,790,271	425,533,119	471,832,751	2,142,701,450	846,212,857

NET ASSETS
Beginning of period	6,701,811,750	3,901,018,323	2,980,411,166	11,139,503,571	5,670,024,918
End of period	$7,699,602,021	$4,326,551,442	$3,452,243,917	$13,282,205,021	$6,516,237,775

Beginning units	454,582,371	292,347,218	223,079,707	735,148,564	369,894,103
Units issued	50,961,223	44,495,151	25,364,367	126,837,899	34,138,602
Units redeemed	(59,935,128)	(49,118,304)	(29,136,031)	(114,113,417)	(48,391,749)
Ending units	445,608,466	287,724,065	219,308,043	747,873,046	355,640,956
The accompanying notes are an integral part of these financial statements.
A101

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(14,245,651)	$642,684	$(4,196,921)	$(23,968,850)	$(1,847,075)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	92,928,484	—	20,176,419	41,747,534	2,888,721
Net change in unrealized appreciation (depreciation) on investments	135,337,036	—	48,159,247	93,482,322	20,310,920
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	214,019,869	642,684	64,138,745	111,261,006	21,352,566

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	32,575,226	40,460,069	7,514,989	16,133,543	3,100,001
Annuity payments	(1,099,425)	(537,336)	(199,526)	(1,780,648)	(135,122)
Surrenders, withdrawals and death benefits	(82,040,549)	(949,867,930)	(21,886,057)	(148,047,831)	(9,539,624)
Net transfers between other subaccounts
or fixed rate option	49,168,060	923,007,055	21,066,300	182,127,280	11,775,018
Miscellaneous transactions	61,864	1,122	5,834	12,861	5,374
Other charges	(8,060,787)	(1,204,551)	(2,288,937)	(14,507,262)	(1,029,526)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(9,395,611)	11,858,429	4,212,603	33,937,943	4,176,121

TOTAL INCREASE (DECREASE) IN NET ASSETS	204,624,258	12,501,113	68,351,348	145,198,949	25,528,687

NET ASSETS
Beginning of period	806,817,394	218,732,261	223,149,485	1,411,076,520	112,783,217
End of period	$1,011,441,652	$231,233,374	$291,500,833	$1,556,275,469	$138,311,904

Beginning units	29,237,797	23,879,398	10,534,931	124,402,677	10,562,740
Units issued	6,697,000	46,215,829	2,743,605	29,372,598	2,635,849
Units redeemed	(6,602,864)	(44,953,814)	(2,510,068)	(26,942,581)	(2,353,937)
Ending units	29,331,933	25,141,413	10,768,468	126,832,694	10,844,652
The accompanying notes are an integral part of these financial statements.
A102

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Cohen & Steers Global Realty Portfolio	AST Emerging Markets Equity Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(3,167,380)	$(42,551,075)	$(18,601,783)	$(1,075,475)	$(3,138,136)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	15,304,164	277,211,839	29,547,859	4,509,144	3,277,880
Net change in unrealized appreciation (depreciation) on investments	58,287,199	7,157,533	119,133,859	10,344,486	20,233,880
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	70,423,983	241,818,297	130,079,935	13,778,155	20,373,624

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,807,260	32,585	15,277,921	2,583,032	1,675,279
Annuity payments	(156,582)	(404,969)	(596,886)	(6,605)	(21,264)
Surrenders, withdrawals and death benefits	(20,003,944)	(156,339,645)	(119,588,808)	(5,193,333)	(14,727,470)
Net transfers between other subaccounts
or fixed rate option	(4,049,760)	(5,640,890,539)	125,244,632	4,518,590	33,006,186
Miscellaneous transactions	2,538	1,777	(641)	632	1,861
Other charges	(2,732,374)	(33,081,430)	(12,924,230)	(654,709)	(2,079,864)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(21,132,862)	(5,830,682,221)	7,411,988	1,247,607	17,854,728

TOTAL INCREASE (DECREASE) IN NET ASSETS	49,291,121	(5,588,863,924)	137,491,923	15,025,762	38,228,352

NET ASSETS
Beginning of period	234,931,198	7,019,501,857	1,185,538,988	57,714,975	171,196,680
End of period	$284,222,319	$1,430,637,933	$1,323,030,911	$72,740,737	$209,425,032

Beginning units	18,471,642	571,595,380	96,819,955	3,863,971	18,398,504
Units issued	2,747,032	94,124,419	20,317,768	1,240,097	6,776,561
Units redeemed	(4,148,767)	(568,369,655)	(19,870,512)	(1,128,208)	(5,119,014)
Ending units	17,069,907	97,350,144	97,267,211	3,975,860	20,056,051
The accompanying notes are an integral part of these financial statements.
A103

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Goldman Sachs Small-Cap Value Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(4,580,687)	$(57,838,719)	$(36,857,029)	$(31,222,894)	$(7,036)
Capital gains distributions received	—	—	—	—	27,323
Net realized gain (loss) on shares redeemed	18,832,417	127,675,464	97,792,731	52,623,402	26,673
Net change in unrealized appreciation (depreciation) on investments	41,363,201	494,617,994	316,776,525	244,893,079	62,504
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	55,614,931	564,454,739	377,712,227	266,293,587	109,464

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,005,451	62,402,441	68,045,193	49,629,241	—
Annuity payments	(89,438)	(1,074,123)	(162,586)	(459,236)	—
Surrenders, withdrawals and death benefits	(23,750,511)	(262,534,734)	(147,576,727)	(130,827,570)	(11,544)
Net transfers between other subaccounts
or fixed rate option	28,075,788	236,013,628	143,829,790	209,986,567	102,510
Miscellaneous transactions	17,246	(7,317)	15,416	(6,304)	—
Other charges	(2,835,812)	(46,283,353)	(28,287,713)	(25,325,861)	(4,396)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	8,422,724	(11,483,458)	35,863,373	102,996,837	86,570

TOTAL INCREASE (DECREASE) IN NET ASSETS	64,037,655	552,971,281	413,575,600	369,290,424	196,034

NET ASSETS
Beginning of period	258,664,568	3,400,440,878	2,084,921,977	1,775,755,842	432,173
End of period	$322,702,223	$3,953,412,159	$2,498,497,577	$2,145,046,266	$628,207

Beginning units	13,467,787	262,006,212	147,089,747	146,491,433	16,200
Units issued	3,527,667	31,236,386	21,741,372	26,618,217	9,074
Units redeemed	(3,077,042)	(30,803,019)	(18,140,297)	(18,347,847)	(5,877)
Ending units	13,918,412	262,439,579	150,690,822	154,761,803	19,397

The accompanying notes are an integral part of these financial statements.
A104

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$924	$(7,014)	$(21,164)	$(6,933)	$(8,360)
Capital gains distributions received	80,009	38,005	205,653	98,644	60,558
Net realized gain (loss) on shares redeemed	(18,183)	58,608	51,943	17,156	(9,277)
Net change in unrealized appreciation (depreciation) on investments	46,353	88,450	24,300	27,753	66,525
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	109,103	178,049	260,732	136,620	109,446

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,214	16,726	10,613	6,294	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(10,374)	(42,483)	(71,777)	(9,460)	(27,680)
Net transfers between other subaccounts
or fixed rate option	28,001	(162,424)	118,264	(94,166)	25,242
Miscellaneous transactions	—	21	3	—	—
Other charges	(5,143)	(6,582)	(13,892)	(4,775)	(4,947)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	17,698	(194,742)	43,211	(102,107)	(7,385)

TOTAL INCREASE (DECREASE) IN NET ASSETS	126,801	(16,693)	303,943	34,513	102,061

NET ASSETS
Beginning of period	405,129	712,958	1,412,832	472,779	487,977
End of period	$531,930	$696,265	$1,716,775	$507,292	$590,038

Beginning units	23,269	58,275	55,775	27,062	27,609
Units issued	8,395	14,233	20,272	3,989	5,308
Units redeemed	(6,434)	(26,146)	(18,105)	(8,872)	(5,299)
Ending units	25,230	46,362	57,942	22,179	27,618
The accompanying notes are an integral part of these financial statements.
A105

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(4,747)	$1,424	$(6,320)	$(2,788)	$1,257
Capital gains distributions received	17,392	14,050	72,583	—	—
Net realized gain (loss) on shares redeemed	(191)	2,021	(13,724)	(9,193)	(2,163)
Net change in unrealized appreciation (depreciation) on investments	88,383	34,450	32,308	56,133	9,226
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	100,837	51,945	84,847	44,152	8,320

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(37,082)	(10,469)	(34,721)	(13,904)	(3,486)
Net transfers between other subaccounts
or fixed rate option	229,696	124,002	(99,757)	(85,961)	10,282
Miscellaneous transactions	—	55	—	11	—
Other charges	(3,899)	(2,564)	(3,753)	(1,473)	(587)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	188,715	111,024	(138,231)	(101,327)	6,209

TOTAL INCREASE (DECREASE) IN NET ASSETS	289,552	162,969	(53,384)	(57,175)	14,529

NET ASSETS
Beginning of period	332,837	174,678	579,708	291,669	64,024
End of period	$622,389	$337,647	$526,324	$234,494	$78,553

Beginning units	20,252	12,443	26,844	16,720	5,888
Units issued	12,894	9,576	4,357	3,676	2,550
Units redeemed	(3,134)	(4,305)	(9,746)	(8,797)	(2,038)
Ending units	30,012	17,714	21,455	11,599	6,400
The accompanying notes are an integral part of these financial statements.
A106

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$3,188	$(16,125)	$(3,606)	$(3,714,634)	$(661,003)
Capital gains distributions received	34,692	259,818	79,755	—	—
Net realized gain (loss) on shares redeemed	9,996	19,508	22,416	21,741,924	315,574
Net change in unrealized appreciation (depreciation) on investments	53,569	(4,021)	96,292	48,983,795	637,496
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	101,445	259,180	194,857	67,011,085	292,067

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,581	—	—	13,126,522	—
Annuity payments	—	—	—	(159,229)	—
Surrenders, withdrawals and death benefits	(9,555)	(39,148)	(17,936)	(23,510,893)	(11,475,042)
Net transfers between other subaccounts
or fixed rate option	151,772	141,460	63,004	12,841,464	47,000,736
Miscellaneous transactions	—	—	39	2,783	581
Other charges	(5,173)	(8,610)	(6,206)	(2,226,502)	(3,947)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	140,625	93,702	38,901	74,145	35,522,328

TOTAL INCREASE (DECREASE) IN NET ASSETS	242,070	352,882	233,758	67,085,230	35,814,395

NET ASSETS
Beginning of period	414,629	866,484	683,982	213,715,238	10,234,442
End of period	$656,699	$1,219,366	$917,740	$280,800,468	$46,048,837

Beginning units	24,933	43,260	49,052	9,214,671	873,859
Units issued	10,998	10,408	9,904	2,511,491	4,158,728
Units redeemed	(4,582)	(5,997)	(7,205)	(2,377,673)	(1,158,262)
Ending units	31,349	47,671	51,751	9,348,489	3,874,325
The accompanying notes are an integral part of these financial statements.
A107

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(996,526)	$3,767	$(11,392)	$(6,945)	$(557,051)
Capital gains distributions received	—	63,442	83,048	62,057	—
Net realized gain (loss) on shares redeemed	3,303,343	(12,510)	58,108	16,955	683,494
Net change in unrealized appreciation (depreciation) on investments	(1,240,475)	(34,651)	79,867	13,779	704,332
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,066,342	20,048	209,631	85,846	830,775

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	173	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(4,120,312)	(13,142)	(224,177)	(51,616)	(2,215,768)
Net transfers between other subaccounts
or fixed rate option	(8,727,674)	(7,254)	(22,342)	19,510	(4,907,575)
Miscellaneous transactions	214	—	2	—	(1,380)
Other charges	(28,654)	(443)	(2,147)	(448)	(25,988)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(12,876,426)	(20,839)	(248,491)	(32,554)	(7,150,711)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,810,084)	(791)	(38,860)	53,292	(6,319,936)

NET ASSETS
Beginning of period	46,916,792	156,441	705,016	368,385	27,093,949
End of period	$35,106,708	$155,650	$666,156	$421,677	$20,774,013

Beginning units	3,939,092	9,950	177,323	16,751	2,413,046
Units issued	2,136,355	211	753	1,574	264,019
Units redeemed	(3,297,067)	(1,455)	(54,104)	(2,776)	(892,530)
Ending units	2,778,380	8,706	123,972	15,549	1,784,535
The accompanying notes are an integral part of these financial statements.
A108

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(14,586,632)	$(29,202,734)	$(15,374)	$(4,477,200)	$(155,592)
Capital gains distributions received	—	—	145,054	—	—
Net realized gain (loss) on shares redeemed	83,137,060	49,472,488	63,241	8,229,725	481,393
Net change in unrealized appreciation (depreciation) on investments	140,360,164	251,314,114	148,689	22,800,788	36,177
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	208,910,592	271,583,868	341,610	26,553,313	361,978

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	218,336,187	57,193,306	—	16,612,135	—
Annuity payments	(146,688)	(3,084,920)	—	(180,241)	—
Surrenders, withdrawals and death benefits	(227,650,351)	(133,193,607)	(256,717)	(48,354,340)	(858,012)
Net transfers between other subaccounts
or fixed rate option	(4,084,188)	88,666,892	(35,232)	75,258,512	(3,726,060)
Miscellaneous transactions	47,737	(1,875)	—	(87)	(338)
Other charges	(2,961,296)	(20,826,561)	(1,805)	(3,464,178)	(5,387)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(16,458,599)	(11,246,765)	(293,754)	39,871,801	(4,589,797)

TOTAL INCREASE (DECREASE) IN NET ASSETS	192,451,993	260,337,103	47,856	66,425,114	(4,227,819)

NET ASSETS
Beginning of period	1,066,651,624	1,681,427,316	1,279,643	295,254,166	10,166,811
End of period	$1,259,103,617	$1,941,764,419	$1,327,499	$361,679,280	$5,938,992

Beginning units	77,775,300	142,882,750	65,422	26,711,644	1,036,940
Units issued	19,985,334	12,032,806	128	10,861,973	161,279
Units redeemed	(17,011,589)	(12,476,187)	(13,186)	(7,295,542)	(625,054)
Ending units	80,749,045	142,439,369	52,364	30,278,075	573,165
The accompanying notes are an integral part of these financial statements.
A109

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(9,495,287)	$(65,035)	$(2,498,174)	$(238,809)	$(254,850)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	12,971,618	109,502	7,738,561	1,113,553	(45,560)
Net change in unrealized appreciation (depreciation) on investments	115,460,259	912,280	36,587,498	(174,251)	4,546,379
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	118,936,590	956,747	41,827,885	700,493	4,245,969

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	79,401,998	1,049,334	8,013,111	—	4,221,921
Annuity payments	(92,723)	—	(142,721)	—	(41,696)
Surrenders, withdrawals and death benefits	(37,959,063)	(371,914)	(11,114,386)	(1,520,843)	(1,786,629)
Net transfers between other subaccounts
or fixed rate option	84,909,200	(238,699)	29,780,387	(14,995,114)	620,333
Miscellaneous transactions	(3,138)	1,049	(1,538)	(59)	1,737
Other charges	(8,141,363)	(29,714)	(1,538,899)	(4,397)	(112,953)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	118,114,911	410,056	24,995,954	(16,520,413)	2,902,713

TOTAL INCREASE (DECREASE) IN NET ASSETS	237,051,501	1,366,803	66,823,839	(15,819,920)	7,148,682

NET ASSETS
Beginning of period	511,595,147	6,818,248	138,715,955	20,452,659	23,988,989
End of period	$748,646,648	$8,185,051	$205,539,794	$4,632,739	$31,137,671

Beginning units	40,452,623	676,246	8,592,386	2,166,830	2,405,900
Units issued	12,166,452	191,597	3,707,207	354,204	648,945
Units redeemed	(3,679,887)	(154,276)	(2,262,132)	(2,061,023)	(376,018)
Ending units	48,939,188	713,567	10,037,461	460,011	2,678,827
The accompanying notes are an integral part of these financial statements.
A110

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio	AST Large-Cap Core Portfolio	AST Bond Portfolio 2025
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(2,219,077)	$(234,319,805)	$(189,444)	$(136,504)	$(359,310)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	8,737,614	7,000,132	590,491	473,945	1,769,583
Net change in unrealized appreciation (depreciation) on investments	30,596,302	2,007,497,930	3,533,007	3,136,220	(227,063)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	37,114,839	1,780,178,257	3,934,054	3,473,661	1,183,210

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,529,274	3,288,521,346	2,796,158	2,443,748	—
Annuity payments	(200,898)	(1,691,348)	(42,910)	—	—
Surrenders, withdrawals and death benefits	(10,728,393)	(714,654,957)	(1,298,179)	(961,971)	(3,156,719)
Net transfers between other subaccounts
or fixed rate option	26,600,286	30,000,216	(183,279)	(99,558)	(19,704,579)
Miscellaneous transactions	4,320	92,174	1,504	(430)	288
Other charges	(1,309,222)	(1,360,685)	(85,569)	(68,660)	(5,018)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	19,895,367	2,600,906,746	1,187,725	1,313,129	(22,866,028)

TOTAL INCREASE (DECREASE) IN NET ASSETS	57,010,206	4,381,085,003	5,121,779	4,786,790	(21,682,818)

NET ASSETS
Beginning of period	117,570,092	9,805,072,122	17,549,835	13,957,331	30,694,154
End of period	$174,580,298	$14,186,157,125	$22,671,614	$18,744,121	$9,011,336

Beginning units	7,719,740	941,647,455	1,160,988	882,618	2,826,703
Units issued	3,227,268	234,052,490	307,834	249,667	542,905
Units redeemed	(2,039,649)	(5,850,681)	(225,295)	(143,080)	(2,593,975)
Ending units	8,907,359	1,169,849,264	1,243,527	989,205	775,633
The accompanying notes are an integral part of these financial statements.
A111

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(31,630,598)	$(212,832)	$(464,703)	$(461,959)	$(114,573)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	8,742,547	378,085	1,144,647	1,431,477	29,715
Net change in unrealized appreciation (depreciation) on investments	456,642,009	5,775,199	12,965,037	9,001,752	1,039,596
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	433,753,958	5,940,452	13,644,981	9,971,270	954,738

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	521,434,277	4,852,735	8,390,239	7,565,437	2,272,649
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(68,427,264)	(1,668,761)	(4,403,069)	(4,122,599)	(1,526,577)
Net transfers between other subaccounts
or fixed rate option	359,395,287	286,010	14,010,611	(3,479,323)	(1,096,925)
Miscellaneous transactions	(24,865)	(3,391)	(656)	2,968	(80)
Other charges	(29,970,509)	(197,961)	(421,719)	(434,774)	(111,797)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	782,406,926	3,268,632	17,575,406	(468,291)	(462,730)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,216,160,884	9,209,084	31,220,387	9,502,979	492,008

NET ASSETS
Beginning of period	1,489,625,043	29,295,145	52,914,322	70,334,479	19,025,770
End of period	$2,705,785,927	$38,504,229	$84,134,709	$79,837,458	$19,517,778

Beginning units	125,667,557	2,648,355	4,446,454	5,860,541	1,990,339
Units issued	63,219,605	520,475	1,987,457	738,387	285,974
Units redeemed	(3,363,424)	(221,139)	(544,382)	(734,796)	(345,202)
Ending units	185,523,738	2,947,691	5,889,529	5,864,132	1,931,111

The accompanying notes are an integral part of these financial statements.
A112

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio	AST PIMCO Dynamic Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(220,524)	$(227,667)	$(13,067)	$(39,994)	$(43,130)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	648,451	296,200	(23,571)	107,179	31,624
Net change in unrealized appreciation (depreciation) on investments	7,569,930	2,627,277	(50,322)	1,524,442	315,620
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	7,997,857	2,695,810	(86,960)	1,591,627	304,114

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,395,868	4,944,503	282,471	951,985	1,962,787
Annuity payments	(69,662)	(25,769)	—	—	—
Surrenders, withdrawals and death benefits	(1,548,619)	(2,265,055)	(101,089)	(188,012)	(365,330)
Net transfers between other subaccounts
or fixed rate option	(947,206)	(358,958)	(278,883)	(294,350)	1,864,509
Miscellaneous transactions	1,823	373	44	(15)	(130)
Other charges	(205,021)	(217,052)	(12,107)	(36,640)	(40,082)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,627,183	2,078,042	(109,564)	432,968	3,421,754

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,625,040	4,773,852	(196,524)	2,024,595	3,725,868

NET ASSETS
Beginning of period	30,681,919	33,023,829	2,420,854	5,675,867	5,149,142
End of period	$41,306,959	$37,797,681	$2,224,330	$7,700,462	$8,875,010

Beginning units	2,697,700	3,215,908	254,063	529,148	548,603
Units issued	540,506	608,095	48,072	100,400	515,367
Units redeemed	(313,228)	(415,939)	(59,067)	(58,916)	(161,563)
Ending units	2,924,978	3,408,064	243,068	570,632	902,407
The accompanying notes are an integral part of these financial statements.
A113

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio	AST Global Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(6,129,182)	$(1,147,004)	$(26,030)	$(12,083)	$(15,905)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,944,596	4,288,992	28,177	9,731	28,767
Net change in unrealized appreciation (depreciation) on investments	68,455,594	1,606,856	260,431	155,979	132,294
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	64,271,008	4,748,844	262,578	153,627	145,156

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	69,601,750	—	1,462,283	705,871	648,180
Annuity payments	(25,100)	(54,367)	—	—	—
Surrenders, withdrawals and death benefits	(12,939,085)	(8,833,850)	(178,226)	(72,076)	(96,738)
Net transfers between other subaccounts
or fixed rate option	65,412,318	(31,388,847)	(79,061)	172,242	558,735
Miscellaneous transactions	(13,546)	(38)	4	221	(380)
Other charges	(6,070,983)	(21,543)	(24,037)	(10,644)	(14,598)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	115,965,354	(40,298,645)	1,180,963	795,614	1,095,199

TOTAL INCREASE (DECREASE) IN NET ASSETS	180,236,362	(35,549,801)	1,443,541	949,241	1,240,355

NET ASSETS
Beginning of period	321,087,527	74,689,589	3,850,443	1,609,795	2,103,437
End of period	$501,323,889	$39,139,788	$5,293,984	$2,559,036	$3,343,792

Beginning units	29,409,375	7,783,001	361,055	154,322	195,134
Units issued	11,277,973	2,248,355	159,022	88,150	136,752
Units redeemed	(1,334,892)	(6,267,890)	(47,408)	(13,379)	(37,178)
Ending units	39,352,456	3,763,466	472,669	229,093	294,708
The accompanying notes are an integral part of these financial statements.
A114

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Neuberger Berman Long/Short Portfolio	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	Blackrock Global Allocation V.I. Fund (Class III)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(28,255)	$(46,772)	$(53,610)	$352,609	$421,090
Capital gains distributions received	—	—	—	1,896,144	44,540
Net realized gain (loss) on shares redeemed	35,796	4,384	12,219	100	60,545
Net change in unrealized appreciation (depreciation) on investments	618,027	1,172,475	431,800	4,703,648	1,560,300
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	625,568	1,130,087	390,409	6,952,501	2,086,475

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	732,672	1,120,222	867,667	7,045,210	3,716,247
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(149,849)	(226,807)	(405,087)	(2,035,097)	(753,615)
Net transfers between other subaccounts
or fixed rate option	98,753	306,429	182,510	16,249	901,888
Miscellaneous transactions	(75)	67	(215)	924	(349)
Other charges	(25,409)	(42,679)	(51,411)	(251,081)	(102,334)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	656,092	1,157,232	593,464	4,776,205	3,761,837

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,281,660	2,287,319	983,873	11,728,706	5,848,312

NET ASSETS
Beginning of period	3,886,044	6,560,071	8,325,853	39,435,605	13,988,226
End of period	$5,167,704	$8,847,390	$9,309,726	$51,164,311	$19,836,538

Beginning units	378,169	668,651	874,887	3,692,794	1,264,337
Units issued	101,880	182,989	132,737	729,398	472,206
Units redeemed	(42,056)	(72,611)	(73,133)	(291,759)	(142,375)
Ending units	437,993	779,029	934,491	4,130,433	1,594,168
The accompanying notes are an integral part of these financial statements.
A115

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029	AST American Funds Growth Allocation Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(1,184,283)	$24,421	$(293,808)	$(192,026)	$(7,798,261)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,461,791	126,822	1,938,487	306,521	66,774
Net change in unrealized appreciation (depreciation) on investments	2,285,245	929,895	(155,348)	(70,028)	112,524,122
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,562,753	1,081,138	1,489,331	44,467	104,792,635

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	6,933	—	—	458,956,756
Annuity payments	—	(65,825)	—	—	—
Surrenders, withdrawals and death benefits	(10,809,037)	(493,932)	(1,931,823)	(2,261,737)	(7,902,684)
Net transfers between other subaccounts
or fixed rate option	(46,769,924)	(101,594)	(17,083,356)	17,952,073	80,045,106
Miscellaneous transactions	(6,677)	305	137,288	124	(6,597)
Other charges	(31,386)	(23,463)	(5,319)	(3,115)	(7,625,018)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(57,617,024)	(677,576)	(18,883,210)	15,687,345	523,467,563

TOTAL INCREASE (DECREASE) IN NET ASSETS	(52,054,271)	403,562	(17,393,879)	15,731,812	628,260,198

NET ASSETS
Beginning of period	86,290,881	5,533,421	26,722,851	3,009,145	274,473,102
End of period	$34,236,610	$5,936,983	$9,328,972	$18,740,957	$902,733,300

Beginning units	9,049,585	506,495	2,787,789	312,997	28,990,091
Units issued	2,095,465	19,281	2,042,450	2,184,561	50,118,528
Units redeemed	(7,848,603)	(75,070)	(3,943,588)	(732,015)	(133,918)
Ending units	3,296,447	450,706	886,651	1,765,543	78,974,701

The accompanying notes are an integral part of these financial statements.
A116

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Bond Portfolio 2030	AST BlackRock 80/20 Target Allocation ETF Portfolio	AST BlackRock 60/40 Target Allocation ETF Portfolio	AST Western Asset Corporate Bond Portfolio	AST T. Rowe Price Corporate Bond Portfolio
	1/2/2019*	1/28/2019*	1/28/2019*	8/19/2019*	8/19/2019*
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(97,827)	$(966,371)	$(680,217)	$(238)	$(238)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(6,275)	21,723	71,948	1	1
Net change in unrealized appreciation (depreciation) on investments	(119,031)	13,051,597	8,199,888	1,148	1,386
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(223,133)	12,106,949	7,591,619	911	1,149

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	153,911,798	114,530,816	278,535	278,534
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,694,310)	(551,814)	(573,486)	—	—
Net transfers between other subaccounts
or fixed rate option	12,144,440	7,427,163	7,286,415	—	—
Miscellaneous transactions	94,520	11,841	5,344	—	—
Other charges	(304)	(711,987)	(591,848)	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	10,544,346	160,087,001	120,657,241	278,535	278,534

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,321,213	172,193,950	128,248,860	279,446	279,683

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$10,321,213	$172,193,950	$128,248,860	$279,446	$279,683

Beginning units	—	—	—	—	—
Units issued	3,763,328	14,205,968	11,103,167	27,773	27,742
Units redeemed	(2,842,978)	(81,612)	(214,090)	—	—
Ending units	920,350	14,124,356	10,889,077	27,773	27,742

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A117

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST PIMCO Corporate Bond Portfolio	AST Prudential Corporate Bond Portfolio	AST BlackRock Corporate Bond Portfolio	AST Dimensional Global Core Allocation Portfolio
	8/19/2019*	8/19/2019*	8/19/2019*	11/18/2019*
	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(218)	$(744)	$(238)	$(461)
Capital gains distributions received	—	—	—	—
Net realized gain (loss) on shares redeemed	1	4	1	3
Net change in unrealized appreciation (depreciation) on investments	1,498	5,018	1,090	8,295
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,281	4,278	853	7,837

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	261,034	640,035	278,535	1,091,132
Annuity payments	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	—	—	73
Miscellaneous transactions	—	—	—	367
Other charges	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	261,034	640,035	278,535	1,091,572

TOTAL INCREASE (DECREASE) IN NET ASSETS	262,315	644,313	279,388	1,099,409

NET ASSETS
Beginning of period	—	—	—	—
End of period	$262,315	$644,313	$279,388	$1,099,409

Beginning units	—	—	—	—
Units issued	26,072	63,601	27,768	106,752
Units redeemed	—	—	—	(26)
Ending units	26,072	63,601	27,768	106,726

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A118

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
December 31, 2020

Note 1:    General

Pruco Life Flexible Premium Variable Annuity Account (the “Account”) was established under the laws of the State of Arizona on June 16, 1995 as a separate investment account of Pruco Life Insurance Company (“Pruco Life”), which is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”). Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Pruco Life. Proceeds from purchases of the variable annuity contracts listed below (individually, a “contract” or "product" and collectively, the “contracts” or "products") are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business Pruco Life may conduct.

Discovery Choice	Prudential Premier Variable Annuity Bb Series
Discovery Preferred	Strategic Partners Advisor
Discovery Select	Strategic Partners FlexElite
Prudential Defined Income Annuity	Strategic Partners FlexElite 2
Prudential MyRock Advisor Variable Annuity	Strategic Partners Plus
Prudential Premier Advisor Variable Annuity Series	Strategic Partners Plus 3
Prudential Premier Investment Variable Annuity B, C Series	Strategic Partners Select
Prudential Premier Retirement Variable Annuity	Strategic Partners Variable Annuity One
Prudential Premier Retirement Variable Annuity X, B, L, C Series	Strategic Partners Variable Annuity One 3
Prudential Premier Variable Annuity B, L, X Series

The Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the contracts. The contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by contract.

The corresponding subaccount names are as follows:

Prudential Government Money Market Portfolio (Class I)	MFS® Research Series (Initial Class)
Prudential Diversified Bond Portfolio	MFS® Growth Series (Initial Class)
Prudential Equity Portfolio (Class I)	American Century VP Value Fund (Class I)
Prudential Flexible Managed Portfolio	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
Prudential Conservative Balanced Portfolio	Prudential Jennison 20/20 Focus Portfolio (Class I)
Prudential Value Portfolio (Class I)	Davis Value Portfolio
Prudential High Yield Bond Portfolio	AB VPS Large Cap Growth Portfolio (Class B)
Prudential Natural Resources Portfolio (Class I)	Prudential SP Small Cap Value Portfolio (Class I)
Prudential Stock Index Portfolio	Janus Henderson VIT Research Portfolio
Prudential Global Portfolio	(Service Shares)
Prudential Jennison Portfolio (Class I)	SP Prudential U.S. Emerging Growth Portfolio (Class I)
Prudential Small Capitalization Stock Portfolio	Prudential SP International Growth Portfolio (Class I)
T. Rowe Price International Stock Portfolio	AST Cohen & Steers Realty Portfolio
T. Rowe Price Equity Income Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
(Equity Income Class)	AST T. Rowe Price Large-Cap Value Portfolio
Invesco V.I. Core Equity Fund (Series I)	AST High Yield Portfolio
Janus Henderson VIT Research Portfolio	AST Small-Cap Growth Opportunities Portfolio
(Institutional Shares)	AST WEDGE Capital Mid-Cap Value Portfolio
Janus Henderson VIT Overseas Portfolio	AST Small-Cap Value Portfolio
(Institutional Shares)	AST Mid-Cap Growth Portfolio
A119

Note 1:    General (continued)

AST Hotchkis & Wiley Large-Cap Value Portfolio	Wells Fargo VT Small Cap Growth Fund (Class 1)
AST Loomis Sayles Large-Cap Growth Portfolio	AST Bond Portfolio 2022
AST MFS Growth Portfolio	AST Quantitative Modeling Portfolio
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Global Strategies Portfolio
AST BlackRock Low Duration Bond Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
AST QMA US Equity Alpha Portfolio	AST Prudential Core Bond Portfolio
AST T. Rowe Price Natural Resources Portfolio	AST Bond Portfolio 2023
AST T. Rowe Price Asset Allocation Portfolio	AST MFS Growth Allocation Portfolio
AST MFS Global Equity Portfolio	AST Western Asset Emerging Markets Debt Portfolio
AST J.P. Morgan International Equity Portfolio	AST MFS Large-Cap Value Portfolio
AST Templeton Global Bond Portfolio**	AST Bond Portfolio 2024
AST Wellington Management Hedged Equity Portfolio	AST AQR Emerging Markets Equity Portfolio**
AST Capital Growth Asset Allocation Portfolio	AST ClearBridge Dividend Growth Portfolio
AST Academic Strategies Asset Allocation Portfolio	AST Multi-Sector Fixed Income Portfolio
AST Balanced Asset Allocation Portfolio	AST AQR Large-Cap Portfolio**
AST Preservation Asset Allocation Portfolio	AST Large-Cap Core Portfolio (formerly
AST Fidelity Institutional AM℠ Quantitative Portfolio	AST QMA Large-Cap Portfolio)
AST Prudential Growth Allocation Portfolio	AST Bond Portfolio 2025
AST Advanced Strategies Portfolio	AST T. Rowe Price Growth Opportunities Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio	AST Goldman Sachs Global Growth
AST Government Money Market Portfolio	Allocation Portfolio**
AST Small-Cap Growth Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
AST BlackRock/Loomis Sayles Bond Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
AST International Value Portfolio	AST Franklin Templeton K2 Global Absolute
AST International Growth Portfolio	Return Portfolio**
AST Investment Grade Bond Portfolio	AST Managed Equity Portfolio**
AST Western Asset Core Plus Bond Portfolio	AST Managed Fixed Income Portfolio**
AST Cohen & Steers Global Realty Portfolio	AST FQ Absolute Return Currency Portfolio**
AST Emerging Markets Equity Portfolio (formerly	AST Jennison Global Infrastructure Portfolio**
AST Parametric Emerging Markets Equity Portfolio)	AST PIMCO Dynamic Bond Portfolio**
AST Goldman Sachs Small-Cap Value Portfolio	AST Legg Mason Diversified Growth Portfolio
AST AllianzGI World Trends Portfolio	AST Bond Portfolio 2026
AST J.P. Morgan Global Thematic Portfolio	AST AB Global Bond Portfolio**
AST Goldman Sachs Multi-Asset Portfolio	AST Goldman Sachs Global Income Portfolio**
ProFund VP Consumer Services	AST Global Bond Portfolio (formerly AST
ProFund VP Consumer Goods	Wellington Management Global Bond Portfolio)
ProFund VP Financials	AST Neuberger Berman Long/Short Portfolio**
ProFund VP Health Care	AST QMA International Core Equity Portfolio
ProFund VP Industrials	AST Managed Alternatives Portfolio**
ProFund VP Mid-Cap Growth	Blackrock Global Allocation V.I. Fund (Class III)
ProFund VP Mid-Cap Value	JPMorgan Insurance Trust Income Builder Portfolio
ProFund VP Real Estate	(Class 2)
ProFund VP Small-Cap Growth	AST Bond Portfolio 2027
ProFund VP Small-Cap Value	NVIT Emerging Markets Fund (Class D)
ProFund VP Telecommunications	AST Bond Portfolio 2028
ProFund VP Utilities	AST Bond Portfolio 2029
ProFund VP Large-Cap Growth	AST American Funds Growth Allocation Portfolio
ProFund VP Large-Cap Value	AST Bond Portfolio 2030
AST Jennison Large-Cap Growth Portfolio	AST BlackRock 80/20 Target Allocation ETF Portfolio
AST Bond Portfolio 2020*	AST BlackRock 60/40 Target Allocation ETF Portfolio
AST Bond Portfolio 2021	AST Western Asset Corporate Bond Portfolio
Wells Fargo VT International Equity Fund (Class 1)	AST T. Rowe Price Corporate Bond Portfolio
Wells Fargo VT Omega Growth Fund (Class 1)	AST PIMCO Corporate Bond Portfolio
A120

Note 1:    General (continued)

AST Prudential Corporate Bond Portfolio	Fidelity® VIP International Capital Appreciation Portfolio
AST BlackRock Corporate Bond Portfolio	(Initial Class)
AST Dimensional Global Core Allocation Portfolio	Fidelity® VIP Mid Cap Portfolio (Initial Class)
AST Bond Portfolio 2031	Fidelity® VIP Strategic Income Portfolio (Initial Class)
Fidelity® VIP Contrafund℠ Portfolio (Initial Class)	Fidelity® VIP Technology Portfolio (Initial Class)
Fidelity® VIP Growth Opportunities Portfolio	Fidelity® VIP Utilities Portfolio (Initial Class)****
(Initial Class)	ClearBridge Variable Mid Cap Portfolio (Class I)
Fidelity® VIP Growth Portfolio (Initial Class)	ClearBridge Variable Small Cap Growth
Fidelity® VIP Investment Grade Bond Portfolio	Portfolio (Class I)
(Initial Class)	Western Asset Core Plus VIT Portfolio (Class I)
MFS® New Discovery Series (Initial Class)	Western Asset Variable Global High Yield Bond
MFS® Total Return Series (Initial Class)	Portfolio (Class I)
MFS® Total Return Bond Series (Initial Class)	MFS® Mid Cap Growth Series (Initial Class)
Vanguard Equity Index Portfolio	MFS® International Intrinsic Value Portfolio
Vanguard Global Bond Index	(Initial Class)
Vanguard Mid-Cap Index Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
Vanguard Real Estate Index Portfolio	(Initial Class)
Vanguard Total Bond Market Index Portfolio	MFS® International Growth Portfolio (Service Shares)
Vanguard Total International Stock Index Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
Vanguard Total Stock Market Index Portfolio	(Service Shares)
Vanguard Balanced Portfolio	MFS® Technology Portfolio (Service Shares)
Vanguard Conservative Allocation Portfolio	MFS® Investors Trust Series (Service Shares)
Vanguard Growth Portfolio	MFS® Mid Cap Growth Series (Service Shares)
Vanguard High Yield Bond Portfolio	MFS® New Discovery Series (Service Shares)
Vanguard Moderate Allocation Portfolio	MFS® Research Series (Service Shares)
Vanguard Short-Term Investment Grade Portfolio	MFS® Total Return Bond Series (Service Shares)
American Funds IS Asset Allocation Fund (Class 1)	MFS® Total Return Series (Service Shares)
American Funds IS Blue Chip Income and	MFS® Utilities Series (Service Shares)
Growth Fund (Class 1)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)
American Funds IS Bond Fund (Class 1)	American Funds IS Asset Allocation Fund (Class 4)
American Funds IS Growth Fund (Class 1)	American Funds IS Blue Chip Income and Growth
American Funds IS Growth-Income Fund (Class 1)	Fund (Class 4)
American Funds IS U.S. Government/AAA-Rated	American Funds IS Bond Fund (Class 4)
Securities Fund (Class 1)	American Funds IS Global Growth and Income
BlackRock Basic Value V.I. Fund (Class I)	Fund (Class 4)
BlackRock Capital Appreciation V.I. Fund (Class I)	American Funds IS Global Small Capitalization
BlackRock Equity Dividend V.I. Fund (Class I)	Fund (Class 4)
BlackRock Global Allocation V.I. Fund (Class I)	American Funds IS Growth Fund (Class 4)
DFA VA Global Bond Portfolio	American Funds IS Growth-Income Fund (Class 4)
DFA VA Short-Term Fixed Portfolio	American Funds IS International Fund (Class 4)
DFA VA U.S. Large Value Portfolio	American Funds IS New World Fund® (Class 4)
DFA VA U.S. Targeted Value Portfolio	BlackRock Advantage Large Cap Core V.I.
Fidelity® VIP Balanced Portfolio (Initial Class)	Fund (Class III)
Fidelity® VIP Consumer Discretionary	BlackRock Advantage Large Cap Value V.I.
Portfolio (Initial Class)****	Fund (Class III)
Fidelity® VIP Disciplined Small Cap Portfolio	BlackRock Basic Value V.I. Fund (Class III)
(Initial Class)	BlackRock Capital Appreciation V.I. Fund (Class III)
Fidelity® VIP Emerging Markets Portfolio	BlackRock Equity Dividend V.I. Fund (Class III)
(Initial Class)	BlackRock Large Cap Focus Growth V.I. Fund (Class III)
Fidelity® VIP Financial Services Portfolio	Fidelity® VIP Balanced Portfolio (Service Class 2)
(Initial Class)****	Fidelity® VIP Growth Opportunities Portfolio
Fidelity® VIP Floating Rate High Income Portfolio	(Service Class 2)
(Initial Class)	Fidelity® VIP Health Care Portfolio (Service Class 2)
Fidelity® VIP Health Care Portfolio (Initial Class)	Prudential Government Income Portfolio***
Fidelity® VIP Industrials Portfolio (Initial Class)	Fidelity® VIP High Income Portfolio (Initial Class)***
A121

Note 1:    General (continued)

MFS® Investors Trust Series (Initial Class)***	DFA VA International Small Portfolio***
MFS® Utilities Series (Initial Class)***	DFA VA International Value Portfolio***
MFS® Value Series (Initial Class)***	ClearBridge Variable Aggressive Growth Portfolio
Vanguard Capital Growth Portfolio***	(Class I)***
Vanguard Diversified Value Portfolio***	ClearBridge Variable Appreciation Portfolio (Class I)***
Vanguard Equity Income Portfolio***	ClearBridge Variable Dividend Strategy Portfolio
Vanguard International Portfolio***	(Class I)***
American Funds IS Ultra-Short Bond Fund (Class 1)***	ClearBridge Variable Large Cap Growth Portfolio
BlackRock Advantage Large Cap Core V.I. Fund	(Class I)***
(Class I)***	QS Variable Conservative Growth (Class I) ***
BlackRock Large Cap Focus Growth V.I. Fund	QS Variable Growth (Class I)***
(Class I)***	QS Variable Moderate Growth (Class I)***
DFA VA Global Moderate Allocation Portfolio***	MFS® Technology Portfolio (Initial Class)***

*    Subaccount liquidated during the period ended December 31, 2020.
**    Subaccount was no longer available for investment as of December 31, 2020.
*** Subaccount was available for investment but had no assets as of December 31, 2020, and had no activity during 2020.
****    Subaccount was available for investment but had no assets as of December 31, 2020.

The following table sets forth the dates at which mergers took place in the Account. The transfers from the removed subaccounts to the surviving subaccounts for the period ended December 31, 2020 are reflected in the Statements of Changes in Net Assets as net transfers between subaccounts and purchases and sales in Note 5.

Merger Date	Removed Portfolio	Surviving Portfolio
April 24, 2020	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
April 24, 2020	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
April 24, 2020	AST Managed Equity Portfolio	AST Government Money Market Portfolio
April 24, 2020	AST Managed Fixed Income Portfolio	AST Government Money Market Portfolio
April 24, 2020	AST Managed Alternatives Portfolio	AST Government Money Market Portfolio
August 14, 2020	AST AQR Emerging Markets Equity Portfolio	AST Emerging Markets Equity Portfolio
August 14, 2020	AST AQR Large-Cap Portfolio	AST Large-Cap Core Portfolio
August 14, 2020	AST FQ Absolute Return Currency Portfolio	AST Government Money Market Portfolio
August 14, 2020	AST Jennison Global Infrastructure Portfolio	AST Government Money Market Portfolio
August 14, 2020	AST Neuberger Berman Long/Short Portfolio	AST Government Money Market Portfolio
November 13, 2020	AST Templeton Global Bond Portfolio	AST Global Bond Portfolio
November 13, 2020	AST PIMCO Dynamic Bond Portfolio	AST Global Bond Portfolio
November 13, 2020	AST AB Global Bond Portfolio	AST Global Bond Portfolio
November 13, 2020	AST Goldman Sachs Global Income Portfolio	AST Global Bond Portfolio

A122

Note 1:    General (continued)

The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

New sales of certain products which invest in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account, subject to the rules of the products and any optional benefits, if elected.

COVID-19 - Beginning in the first quarter of 2020, the outbreak of the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets, and has adversely impacted, and may continue to adversely impact, the financial performance of the portfolios in which the subaccounts invest. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. Management will continue to monitor developments, and their impact on the fair value of the portfolios, which may be materially adversely affected if the financial markets and/or the overall economy are impacted for an extended period.

Note 2:     Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued, and no adjustment or disclosure is required in the financial statements.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the average cost method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:    Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.
Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per
A123

Note 3:    Fair Value Measurements (continued)
share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.
As of December 31, 2020, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Note 4:    Taxes

Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:    Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2020 were as follows:

	Purchases	Sales
Prudential Government Money Market Portfolio (Class I)	$43,570,007	$39,717,936
Prudential Diversified Bond Portfolio	1,595,816	19,924,396
Prudential Equity Portfolio (Class I)	1,594,220	30,385,611
Prudential Flexible Managed Portfolio	21,710	1,487,362
Prudential Conservative Balanced Portfolio	562,329	1,923,772
Prudential Value Portfolio (Class I)	3,876,709	32,399,552
Prudential High Yield Bond Portfolio	2,763,586	20,789,214
Prudential Natural Resources Portfolio (Class I)	441,898	237,591
Prudential Stock Index Portfolio	81,891,195	63,069,809
Prudential Global Portfolio	625,683	8,937,943
Prudential Jennison Portfolio (Class I)	2,427,031	72,561,190
Prudential Small Capitalization Stock Portfolio	9,187,086	12,387,785
T. Rowe Price International Stock Portfolio	344,306	2,542,128
T. Rowe Price Equity Income Portfolio (Equity Income Class)	793,971	7,547,589
Invesco V.I. Core Equity Fund (Series I)	768,752	10,188,952
Janus Henderson VIT Research Portfolio (Institutional Shares)	342,976	10,046,606
Janus Henderson VIT Overseas Portfolio (Institutional Shares)	1,063,908	7,330,206
MFS® Research Series (Initial Class)	79,484	3,437,628
MFS® Growth Series (Initial Class)	1,200,577	12,179,141
American Century VP Value Fund (Class I)	690,285	3,941,785
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	1,390,223	6,202,630
Prudential Jennison 20/20 Focus Portfolio (Class I)	850,676	9,166,485
Davis Value Portfolio	97,536	3,838,459
AB VPS Large Cap Growth Portfolio (Class B)	759,716	2,830,994
Prudential SP Small Cap Value Portfolio (Class I)	3,945,925	12,198,451
Janus Henderson VIT Research Portfolio (Service Shares)	185,937	2,386,920
SP Prudential U.S. Emerging Growth Portfolio (Class I)	1,475,525	25,522,463
Prudential SP International Growth Portfolio (Class I)	1,236,497	6,503,557
A124

Note 5:    Purchases and Sales of Investments (continued)

	Purchases	Sales
AST Cohen & Steers Realty Portfolio	$131,160,710	$139,531,661
AST J.P. Morgan Strategic Opportunities Portfolio	640,197,129	772,772,870
AST T. Rowe Price Large-Cap Value Portfolio	336,373,161	344,582,241
AST High Yield Portfolio	94,704,562	101,802,180
AST Small-Cap Growth Opportunities Portfolio	90,009,942	120,320,726
AST WEDGE Capital Mid-Cap Value Portfolio	64,501,155	63,784,947
AST Small-Cap Value Portfolio	77,385,084	77,402,501
AST Mid-Cap Growth Portfolio	264,853,780	348,456,319
AST Hotchkis & Wiley Large-Cap Value Portfolio	192,268,746	194,357,721
AST Loomis Sayles Large-Cap Growth Portfolio	159,455,959	243,712,973
AST MFS Growth Portfolio	117,484,197	131,817,972
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	205,393,178	200,076,069
AST BlackRock Low Duration Bond Portfolio	118,964,413	102,164,774
AST QMA US Equity Alpha Portfolio	133,884,265	151,497,098
AST T. Rowe Price Natural Resources Portfolio	172,847,506	159,367,456
AST T. Rowe Price Asset Allocation Portfolio	4,348,606,700	5,269,137,295
AST MFS Global Equity Portfolio	187,653,180	221,434,126
AST J.P. Morgan International Equity Portfolio	134,547,142	143,279,732
AST Templeton Global Bond Portfolio	75,963,319	246,453,459
AST Wellington Management Hedged Equity Portfolio	756,543,875	875,992,693
AST Capital Growth Asset Allocation Portfolio	3,758,955,784	4,329,114,075
AST Academic Strategies Asset Allocation Portfolio	1,784,930,727	1,947,873,513
AST Balanced Asset Allocation Portfolio	2,191,585,657	2,827,047,147
AST Preservation Asset Allocation Portfolio	1,504,936,846	1,765,355,207
AST Fidelity Institutional AM℠ Quantitative Portfolio	1,496,968,656	1,762,088,312
AST Prudential Growth Allocation Portfolio	7,601,949,766	8,525,184,199
AST Advanced Strategies Portfolio	2,503,762,404	3,061,943,831
AST T. Rowe Price Large-Cap Growth Portfolio	392,139,539	525,686,453
AST Government Money Market Portfolio	600,004,880	437,663,359
AST Small-Cap Growth Portfolio	134,179,983	178,946,905
AST BlackRock/Loomis Sayles Bond Portfolio	894,084,443	931,367,992
AST International Value Portfolio	66,666,490	68,591,339
AST International Growth Portfolio	111,988,370	145,873,139
AST Investment Grade Bond Portfolio	34,960,400,789	36,748,193,768
AST Western Asset Core Plus Bond Portfolio	741,833,165	771,719,163
AST Cohen & Steers Global Realty Portfolio	47,200,447	46,923,110
AST Emerging Markets Equity Portfolio	192,736,400	159,549,382
AST Goldman Sachs Small-Cap Value Portfolio	186,976,732	189,475,298
AST AllianzGI World Trends Portfolio	1,773,545,725	2,106,049,502
AST J.P. Morgan Global Thematic Portfolio	1,262,610,871	1,451,371,356
AST Goldman Sachs Multi-Asset Portfolio	1,203,023,396	1,350,924,037
ProFund VP Consumer Services	610,297	251,298
ProFund VP Consumer Goods	332,593	435,750
ProFund VP Financials	593,367	573,460
ProFund VP Health Care	1,429,779	929,480
ProFund VP Industrials	243,691	274,963
ProFund VP Mid-Cap Growth	513,465	368,222
ProFund VP Mid-Cap Value	325,641	311,452
A125

Note 5:    Purchases and Sales of Investments (continued)

	Purchases	Sales
ProFund VP Real Estate	$235,592	$224,050
ProFund VP Small-Cap Growth	460,869	353,414
ProFund VP Small-Cap Value	143,389	142,351
ProFund VP Telecommunications	83,954	63,343
ProFund VP Utilities	258,411	324,474
ProFund VP Large-Cap Growth	480,243	531,585
ProFund VP Large-Cap Value	735,602	358,005
AST Jennison Large-Cap Growth Portfolio	192,812,707	165,375,176
AST Bond Portfolio 2020	14,770,946	61,510,248
AST Bond Portfolio 2021	52,517,775	24,930,465
Wells Fargo VT International Equity Fund (Class 1)	2,363	31,525
Wells Fargo VT Omega Growth Fund (Class 1)	1,281	165,634
Wells Fargo VT Small Cap Growth Fund (Class 1)	8,497	190,690
AST Bond Portfolio 2022	16,953,653	22,453,008
AST Quantitative Modeling Portfolio	134,508,941	273,465,054
AST BlackRock Global Strategies Portfolio	837,341,340	976,566,227
Wells Fargo VT Opportunity Fund (Class 1)	29,007	457,272
AST Prudential Core Bond Portfolio	261,750,844	198,819,086
AST Bond Portfolio 2023	6,166,375	8,024,624
AST MFS Growth Allocation Portfolio	569,395,920	481,030,013
AST Western Asset Emerging Markets Debt Portfolio	3,162,726	1,999,619
AST MFS Large-Cap Value Portfolio	117,107,888	99,635,697
AST Bond Portfolio 2024	11,859,297	15,477,353
AST AQR Emerging Markets Equity Portfolio	2,854,867	33,523,425
AST ClearBridge Dividend Growth Portfolio	102,907,841	101,830,588
AST Multi-Sector Fixed Income Portfolio	541,725,052	477,710,844
AST AQR Large-Cap Portfolio	1,956,436	24,630,442
AST Large-Cap Core Portfolio	26,968,722	6,881,227
AST Bond Portfolio 2025	20,026,772	27,285,641
AST T. Rowe Price Growth Opportunities Portfolio	2,090,632,635	1,934,596,955
AST Goldman Sachs Global Growth Allocation Portfolio	3,541,978	37,491,671
AST T. Rowe Price Diversified Real Growth Portfolio	47,329,485	13,034,985
AST Prudential Flexible Multi-Strategy Portfolio	28,973,533	11,320,729
AST Franklin Templeton K2 Global Absolute Return Portfolio	1,431,089	19,468,288
AST Managed Equity Portfolio	419,722	33,902,139
AST Managed Fixed Income Portfolio	318,770	37,509,322
AST FQ Absolute Return Currency Portfolio	139,779	2,933,361
AST Jennison Global Infrastructure Portfolio	691,113	8,172,089
AST PIMCO Dynamic Bond Portfolio	4,268,322	13,385,081
AST Legg Mason Diversified Growth Portfolio	372,568,018	367,437,890
AST Bond Portfolio 2026	19,171,902	52,091,334
AST AB Global Bond Portfolio	2,231,488	7,717,264
AST Goldman Sachs Global Income Portfolio	3,063,355	5,902,098
AST Global Bond Portfolio	198,743,701	4,057,032
AST Neuberger Berman Long/Short Portfolio	285,672	5,651,417
AST QMA International Core Equity Portfolio	2,031,240	1,379,834
AST Managed Alternatives Portfolio	83,936	9,585,245
Blackrock Global Allocation V.I. Fund (Class III)	9,885,752	7,053,584
A126

Note 5:    Purchases and Sales of Investments (continued)

	Purchases	Sales
JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	$3,729,397	$3,444,267
AST Bond Portfolio 2027	19,654,473	44,348,627
NVIT Emerging Markets Fund (Class D)	743,956	1,196,372
AST Bond Portfolio 2028	1,461,432	11,383,165
AST Bond Portfolio 2029	1,005,226	20,999,864
AST American Funds Growth Allocation Portfolio	715,045,374	556,177,178
AST Bond Portfolio 2030	174,391,746	150,647,389
AST BlackRock 80/20 Target Allocation ETF Portfolio	213,935,656	138,639,784
AST BlackRock 60/40 Target Allocation ETF Portfolio	134,853,458	78,605,377
AST Western Asset Corporate Bond Portfolio	3,312,504	302,574
AST T. Rowe Price Corporate Bond Portfolio	2,814,849	229,061
AST PIMCO Corporate Bond Portfolio	4,378,348	376,477
AST Prudential Corporate Bond Portfolio	6,158,410	782,674
AST BlackRock Corporate Bond Portfolio	3,722,553	235,931
AST Dimensional Global Core Allocation Portfolio	9,393,982	2,499,925
AST Bond Portfolio 2031	90,372,269	31,025,843
Fidelity® VIP Contrafund℠ Portfolio (Initial Class)	10,850	17
Fidelity® VIP Growth Opportunities Portfolio (Initial Class)	102,416	1,049
Fidelity® VIP Growth Portfolio (Initial Class)	25,663	105
Fidelity® VIP Investment Grade Bond Portfolio (Initial Class)	50,094	103
MFS® New Discovery Series (Initial Class)	6,752	6
MFS® Total Return Series (Initial Class)	924,157	472
MFS® Total Return Bond Series (Initial Class)	56,525	125
Vanguard Equity Index Portfolio	48,473	141
Vanguard Global Bond Index	2,951	1
Vanguard Mid-Cap Index Portfolio	14,638	10
Vanguard Real Estate Index Portfolio	28,976	655
Vanguard Total Bond Market Index Portfolio	25,746	11
Vanguard Total International Stock Index Portfolio	68,337	60
Vanguard Total Stock Market Index Portfolio	237,317	135,608
Vanguard Balanced Portfolio	60,072	139
Vanguard Conservative Allocation Portfolio	71,557	157
Vanguard Growth Portfolio	9,761	45
Vanguard High Yield Bond Portfolio	6,000	9
Vanguard Moderate Allocation Portfolio	49,500	380
Vanguard Short-Term Investment Grade Portfolio	30,680	36
American Funds IS Asset Allocation Fund (Class 1)	279,482	514
American Funds IS Blue Chip Income and Growth Fund (Class 1)	80,407	1,333
American Funds IS Bond Fund (Class 1)	42,759	194
American Funds IS Growth Fund (Class 1)	322,496	6,419
American Funds IS Growth-Income Fund (Class 1)	24,186	40
American Funds IS U.S. Government/AAA-Rated Securities Fund (Class 1)	21,500	39
BlackRock Basic Value V.I. Fund (Class I)	278,589	601
BlackRock Capital Appreciation V.I. Fund (Class I)	48,686	24
BlackRock Equity Dividend V.I. Fund (Class I)	290,202	628
BlackRock Global Allocation V.I. Fund (Class I)	19,247	81
DFA VA Global Bond Portfolio	23,950	116
DFA VA Short-Term Fixed Portfolio	17,419	52
A127

Note 5:    Purchases and Sales of Investments (continued)

	Purchases	Sales
DFA VA U.S. Large Value Portfolio	$15,000	$22
DFA VA U.S. Targeted Value Portfolio	7,947	3,781
Fidelity® VIP Balanced Portfolio (Initial Class)	113,051	261
Fidelity® VIP Consumer Discretionary Portfolio (Initial Class)	22,973	28,372
Fidelity® VIP Disciplined Small Cap Portfolio (Initial Class)	300,589	24,071
Fidelity® VIP Emerging Markets Portfolio (Initial Class)	6,887	2
Fidelity® VIP Financial Services Portfolio (Initial Class)	24,456	28,596
Fidelity® VIP Floating Rate High Income Portfolio (Initial Class)	10,886	49
Fidelity® VIP Health Care Portfolio (Initial Class)	5,055	1
Fidelity® VIP Industrials Portfolio (Initial Class)	3,484	10
Fidelity® VIP International Capital Appreciation Portfolio (Initial Class)	28,339	113
Fidelity® VIP Mid Cap Portfolio (Initial Class)	325,111	47,194
Fidelity® VIP Strategic Income Portfolio (Initial Class)	36,989	22,329
Fidelity® VIP Technology Portfolio (Initial Class)	54,637	58,388
Fidelity® VIP Utilities Portfolio (Initial Class)	22,443	25,485
ClearBridge Variable Mid Cap Portfolio (Class I)	4,721	207
ClearBridge Variable Small Cap Growth Portfolio (Class I)	284,396	634
Western Asset Core Plus VIT Portfolio (Class I)	131,900	769
Western Asset Variable Global High Yield Bond Portfolio (Class I)	8,956	27
MFS® Mid Cap Growth Series (Initial Class)	13,091	218
MFS® International Intrinsic Value Portfolio (Initial Class)	61,151	138
MFS® Massachusetts Investors Growth Stock Portfolio (Initial Class)	5,047	1
MFS® International Growth Portfolio (Service Shares)	751,732	43,994
MFS® Massachusetts Investors Growth Stock Portfolio (Service Shares)	364,693	54,562
MFS® Technology Portfolio (Service Shares)	7,196,713	497,423
MFS® Investors Trust Series (Service Shares)	190,236	62,392
MFS® Mid Cap Growth Series (Service Shares)	3,018,317	115,803
MFS® New Discovery Series (Service Shares)	1,310,514	147,724
MFS® Research Series (Service Shares)	252,720	10,815
MFS® Total Return Bond Series (Service Shares)	7,434,302	660,348
MFS® Total Return Series (Service Shares)	3,540,506	79,354
MFS® Utilities Series (Service Shares)	1,824,910	263,834
Fidelity® VIP Contrafund® Portfolio (Service Class 2)	1,529,267	192,095
American Funds IS Asset Allocation Fund (Class 4)	4,240,706	35,471
American Funds IS Blue Chip Income and Growth Fund (Class 4)	899,192	25,393
American Funds IS Bond Fund (Class 4)	944,212	5,722
American Funds IS Global Growth and Income Fund (Class 4)	582,699	1,529
American Funds IS Global Small Capitalization Fund (Class 4)	259,451	4,298
American Funds IS Growth Fund (Class 4)	2,074,222	84,993
American Funds IS Growth-Income Fund (Class 4)	1,020,601	43,591
American Funds IS International Fund (Class 4)	212,246	14,693
American Funds IS New World Fund® (Class 4)	702,888	38,829
BlackRock Advantage Large Cap Core V.I. Fund (Class III)	386,372	26,713
BlackRock Advantage Large Cap Value V.I. Fund (Class III)	276,240	23,564
BlackRock Basic Value V.I. Fund (Class III)	21,570	11
BlackRock Capital Appreciation V.I. Fund (Class III)	194,426	2,784
BlackRock Equity Dividend V.I. Fund (Class III)	631,526	51,379
BlackRock Large Cap Focus Growth V.I. Fund (Class III)	310,573	12,520
A128

Note 5:    Purchases and Sales of Investments (continued)

	Purchases	Sales
Fidelity® VIP Balanced Portfolio (Service Class 2)	$3,691,577	$90,832
Fidelity® VIP Growth Opportunities Portfolio (Service Class 2)	3,197,908	23,126
Fidelity® VIP Health Care Portfolio (Service Class 2)	1,933,041	14,222

Note 6:    Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC ("PGIM Investments"), and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., PGIM Limited, Jennison Associates LLC, and QMA LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees of the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

In 2016, Prudential Financial self-reported to the SEC and the U.S. Department of Labor (“DOL”), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain portfolios of The Prudential Series Fund and the Advanced Series Trust due to a long-standing restriction benefitting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and implemented a remediation plan for the benefit of

A129

Note 6:    Related Party Transactions (continued)
customers. As part of Prudential Financial’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for certain portfolios of The Prudential Series Fund and the Advanced Series Trust. Prudential Financial has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers. The DOL’s review of the securities lending matter is closed. In September 2019, Prudential Financial reached a settlement of these matters with the SEC. As part of the settlement Prudential Financial agreed to pay a fine of $5 million and disgorgement of $27.6 million, and consented to the entry of an Administrative Order containing findings that two subsidiaries of Prudential Financial violated certain sections of the Investment Advisers Act of 1940 and the Investment Advisers Act Rules and ordering the subsidiaries to cease and desist from committing or causing any violations and any future violations of those provisions. In reaching this settlement, Prudential Financial neither admitted nor denied the SEC’s findings.

Note 7:    Financial Highlights

Pruco Life sells a number of variable annuity products that are funded through the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by Pruco Life and funded through the Account. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the ranges. The summary may not reflect the minimum and maximum contract charges as contract owners may not have selected all available contract options offered by Pruco Life.
A130

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Government Money Market Portfolio (Class I)
December 31, 2020	63,611	$0.87	to	$10.05	$75,655	0.29%	0.25%	to	2.00%	-1.71%	to	0.05%
December 31, 2019	62,646	$0.89	to	$9.84	$71,589	1.91%	1.00%	to	2.00%	-0.11%	to	0.91%
December 31, 2018	68,162	$0.89	to	$9.75	$77,267	1.51%	1.00%	to	2.00%	-0.44%	to	0.52%
December 31, 2017	72,665	$0.89	to	$9.70	$82,409	0.55%	1.00%	to	2.00%	-1.41%	to	-0.44%
December 31, 2016	84,822	$0.91	to	$9.74	$96,411	0.09%	1.00%	to	2.00%	-1.92%	to	-0.90%

	Prudential Diversified Bond Portfolio
December 31, 2020	35,328	$2.56	to	$10.45	$111,321	0.00%	0.50%	to	1.65%	4.20%	to	7.01%
December 31, 2019	40,889	$2.40	to	$2.95	$120,445	0.00%	1.35%	to	1.65%	9.10%	to	9.42%
December 31, 2018	45,953	$2.20	to	$2.70	$123,735	0.00%	1.35%	to	1.65%	-1.78%	to	-1.49%
December 31, 2017	51,465	$2.24	to	$2.74	$140,780	0.00%	1.35%	to	1.65%	5.27%	to	5.58%
December 31, 2016	57,301	$2.12	to	$2.60	$148,549	0.00%	1.35%	to	1.65%	3.88%	to	4.19%

	Prudential Equity Portfolio (Class I)
December 31, 2020	31,434	$3.43	to	$12.22	$173,977	0.00%	0.35%	to	2.00%	26.47%	to	27.28%
December 31, 2019	37,340	$2.70	to	$4.70	$161,984	0.00%	1.35%	to	2.00%	26.36%	to	27.17%
December 31, 2018	42,506	$2.13	to	$3.70	$145,112	0.00%	1.35%	to	2.00%	-6.73%	to	-6.13%
December 31, 2017	48,485	$2.28	to	$3.94	$176,690	0.00%	1.35%	to	2.00%	23.32%	to	24.11%
December 31, 2016	55,260	$1.84	to	$3.18	$162,271	0.00%	1.35%	to	2.00%	1.74%	to	2.39%

	Prudential Flexible Managed Portfolio
December 31, 2020	2,239	$4.04	to	$4.04	$9,057	0.00%	1.40%	to	1.40%	8.07%	to	8.07%
December 31, 2019	2,618	$3.74	to	$3.74	$9,799	0.00%	1.40%	to	1.40%	18.21%	to	18.21%
December 31, 2018	2,932	$3.17	to	$3.17	$9,283	0.00%	1.40%	to	1.40%	-5.52%	to	-5.52%
December 31, 2017	3,315	$3.35	to	$3.35	$11,108	0.00%	1.40%	to	1.40%	13.39%	to	13.39%
December 31, 2016	3,816	$2.96	to	$2.96	$11,278	0.00%	1.40%	to	1.40%	7.02%	to	7.02%

	Prudential Conservative Balanced Portfolio
December 31, 2020	2,977	$3.69	to	$10.79	$11,081	0.00%	0.50%	to	1.40%	9.74%	to	9.89%
December 31, 2019	3,375	$3.36	to	$3.36	$11,341	0.00%	1.40%	to	1.40%	16.85%	to	16.85%
December 31, 2018	3,926	$2.88	to	$2.88	$11,290	0.00%	1.40%	to	1.40%	-3.82%	to	-3.82%
December 31, 2017	4,680	$2.99	to	$2.99	$13,995	0.00%	1.40%	to	1.40%	10.82%	to	10.82%
December 31, 2016	5,307	$2.70	to	$2.70	$14,319	0.00%	1.40%	to	1.40%	5.80%	to	5.80%

	Prudential Value Portfolio (Class I)
December 31, 2020	46,148	$2.54	to	$10.29	$176,782	0.00%	0.35%	to	2.00%	1.55%	to	6.02%
December 31, 2019	53,910	$2.50	to	$5.13	$201,569	0.00%	1.35%	to	2.00%	23.59%	to	24.38%
December 31, 2018	61,203	$2.02	to	$4.13	$184,022	0.00%	1.35%	to	2.00%	-11.66%	to	-11.09%
December 31, 2017	69,321	$2.28	to	$4.64	$234,532	0.00%	1.35%	to	2.00%	14.70%	to	15.43%
December 31, 2016	78,962	$1.99	to	$4.03	$231,803	0.00%	1.35%	to	2.00%	9.22%	to	9.92%

	Prudential High Yield Bond Portfolio
December 31, 2020	19,359	$2.85	to	$20.21	$112,672	0.00%	0.40%	to	2.00%	5.01%	to	6.56%
December 31, 2019	22,359	$2.70	to	$19.13	$123,608	0.00%	1.35%	to	2.00%	14.05%	to	14.78%
December 31, 2018	25,233	$2.36	to	$16.68	$121,953	2.92%	1.35%	to	2.00%	-3.21%	to	-2.58%
December 31, 2017	28,650	$2.43	to	$17.13	$142,013	6.08%	1.35%	to	2.00%	5.70%	to	6.39%
December 31, 2016	31,834	$2.29	to	$16.11	$148,803	6.44%	1.35%	to	2.00%	13.97%	to	14.69%

	Prudential Natural Resources Portfolio (Class I)
December 31, 2020	491	$5.17	to	$11.59	$2,772	0.00%	0.35%	to	1.40%	10.73%	to	21.00%
December 31, 2019	500	$4.67	to	$4.67	$2,335	0.00%	1.40%	to	1.40%	9.16%	to	9.16%
December 31, 2018	567	$4.28	to	$4.28	$2,428	0.00%	1.40%	to	1.40%	-19.21%	to	-19.21%
December 31, 2017	618	$5.30	to	$5.30	$3,270	0.00%	1.40%	to	1.40%	-1.56%	to	-1.56%
December 31, 2016	681	$5.38	to	$5.38	$3,665	0.00%	1.40%	to	1.40%	23.63%	to	23.63%

	Prudential Stock Index Portfolio
December 31, 2020	63,156	$2.60	to	$14.49	$418,550	0.00%	0.35%	to	2.00%	15.76%	to	17.66%
December 31, 2019	66,893	$2.24	to	$12.34	$334,880	0.00%	0.35%	to	2.00%	8.05%	to	30.35%
December 31, 2018	72,392	$1.74	to	$9.47	$255,597	0.00%	0.55%	to	2.00%	-6.50%	to	-4.55%
December 31, 2017	79,672	$1.86	to	$4.31	$286,798	1.59%	1.35%	to	2.00%	19.09%	to	19.85%
December 31, 2016	91,196	$1.55	to	$3.60	$273,088	1.84%	1.35%	to	2.00%	9.64%	to	10.34%
A131

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Global Portfolio
December 31, 2020	13,540	$1.97	to	$4.41	$52,146	0.00%	1.35%	to	2.00%	13.56%	to	14.29%
December 31, 2019	15,990	$1.73	to	$3.86	$53,522	0.00%	1.35%	to	2.00%	27.84%	to	28.66%
December 31, 2018	17,863	$1.35	to	$3.00	$46,310	0.00%	1.35%	to	2.00%	-9.14%	to	-8.55%
December 31, 2017	20,167	$1.48	to	$3.28	$57,220	0.00%	1.35%	to	2.00%	22.40%	to	23.19%
December 31, 2016	22,600	$1.21	to	$2.67	$52,073	0.00%	1.35%	to	2.00%	2.40%	to	3.06%

	Prudential Jennison Portfolio (Class I)
December 31, 2020	44,193	$3.39	to	$14.08	$367,736	0.00%	0.50%	to	2.00%	46.86%	to	54.12%
December 31, 2019	54,683	$2.20	to	$6.56	$292,761	0.00%	1.35%	to	2.00%	30.73%	to	31.57%
December 31, 2018	62,606	$1.68	to	$4.99	$254,461	0.00%	1.35%	to	2.00%	-2.73%	to	-2.11%
December 31, 2017	70,792	$1.72	to	$5.10	$294,436	0.00%	1.35%	to	2.00%	34.02%	to	34.88%
December 31, 2016	80,340	$1.28	to	$3.78	$247,239	0.00%	1.35%	to	2.00%	-2.84%	to	-2.22%

	Prudential Small Capitalization Stock Portfolio
December 31, 2020	8,149	$5.43	to	$11.93	$67,814	0.00%	0.35%	to	1.95%	8.83%	to	15.11%
December 31, 2019	8,817	$4.97	to	$10.80	$64,099	0.00%	0.35%	to	1.95%	4.55%	to	21.75%
December 31, 2018	9,177	$4.13	to	$8.87	$52,737	0.00%	0.55%	to	1.95%	-11.28%	to	-9.95%
December 31, 2017	9,680	$4.60	to	$7.06	$59,097	0.00%	1.35%	to	1.65%	11.17%	to	11.50%
December 31, 2016	10,868	$4.14	to	$6.33	$59,542	0.00%	1.35%	to	1.65%	24.46%	to	24.82%

	T. Rowe Price International Stock Portfolio
December 31, 2020	7,401	$1.74	to	$2.43	$17,760	0.56%	1.35%	to	1.65%	12.59%	to	12.93%
December 31, 2019	8,321	$1.54	to	$2.15	$17,711	2.34%	1.35%	to	1.65%	25.69%	to	26.07%
December 31, 2018	9,118	$1.23	to	$1.71	$15,414	1.28%	1.35%	to	1.65%	-15.61%	to	-15.36%
December 31, 2017	10,240	$1.46	to	$2.02	$20,483	1.10%	1.35%	to	1.65%	25.82%	to	26.19%
December 31, 2016	10,887	$1.16	to	$1.60	$17,264	1.04%	1.35%	to	1.65%	0.47%	to	0.77%

	T. Rowe Price Equity Income Portfolio (Equity Income Class)
December 31, 2020	10,587	$2.82	to	$4.48	$47,263	2.32%	1.35%	to	1.65%	-0.46%	to	-0.17%
December 31, 2019	12,151	$2.84	to	$4.48	$54,376	2.29%	1.35%	to	1.65%	24.35%	to	24.71%
December 31, 2018	14,040	$2.28	to	$3.60	$50,313	1.97%	1.35%	to	1.65%	-10.98%	to	-10.71%
December 31, 2017	16,255	$2.56	to	$4.03	$65,251	1.72%	1.35%	to	1.65%	14.15%	to	14.48%
December 31, 2016	18,852	$2.25	to	$3.52	$66,114	2.32%	1.35%	to	1.65%	17.24%	to	17.59%

	Invesco V.I. Core Equity Fund (Series I)
December 31, 2020	15,938	$2.02	to	$3.92	$61,367	1.31%	1.35%	to	1.65%	12.00%	to	12.33%
December 31, 2019	18,482	$1.80	to	$3.49	$63,440	0.93%	1.35%	to	1.65%	26.87%	to	27.25%
December 31, 2018	21,230	$1.42	to	$2.75	$57,041	0.88%	1.35%	to	1.65%	-10.88%	to	-10.61%
December 31, 2017	23,685	$1.59	to	$3.08	$71,342	1.02%	1.35%	to	1.65%	11.34%	to	11.67%
December 31, 2016	26,486	$1.43	to	$2.76	$71,610	0.75%	1.35%	to	1.65%	8.48%	to	8.81%

	Janus Henderson VIT Research Portfolio (Institutional Shares)
December 31, 2020	10,970	$2.62	to	$5.57	$60,007	0.53%	1.35%	to	1.65%	30.80%	to	31.18%
December 31, 2019	12,904	$2.00	to	$4.25	$53,895	0.45%	1.35%	to	1.65%	33.33%	to	33.72%
December 31, 2018	14,982	$1.50	to	$3.18	$46,478	0.54%	1.35%	to	1.65%	-4.17%	to	-3.88%
December 31, 2017	17,051	$1.57	to	$3.31	$55,171	0.39%	1.35%	to	1.65%	25.81%	to	26.18%
December 31, 2016	19,342	$1.24	to	$2.62	$49,711	0.53%	1.35%	to	1.65%	-1.13%	to	-0.84%

	Janus Henderson VIT Overseas Portfolio (Institutional Shares)
December 31, 2020	11,790	$2.35	to	$4.33	$50,513	1.35%	1.35%	to	1.65%	14.41%	to	14.75%
December 31, 2019	13,412	$2.05	to	$3.78	$50,130	1.89%	1.35%	to	1.65%	24.96%	to	25.33%
December 31, 2018	15,253	$1.64	to	$3.02	$45,259	1.73%	1.35%	to	1.65%	-16.33%	to	-16.09%
December 31, 2017	16,962	$1.96	to	$3.60	$60,057	1.64%	1.35%	to	1.65%	29.00%	to	29.38%
December 31, 2016	18,983	$1.52	to	$2.78	$52,039	5.03%	1.35%	to	1.65%	-7.96%	to	-7.70%

	MFS® Research Series (Initial Class)
December 31, 2020	3,265	$2.96	to	$4.91	$15,961	0.71%	1.35%	to	1.65%	14.70%	to	15.04%
December 31, 2019	3,984	$2.58	to	$4.27	$16,946	0.78%	1.35%	to	1.65%	30.79%	to	31.18%
December 31, 2018	4,671	$1.98	to	$3.26	$15,159	0.69%	1.35%	to	1.65%	-5.93%	to	-5.65%
December 31, 2017	5,304	$2.10	to	$3.46	$18,258	1.35%	1.35%	to	1.65%	21.37%	to	21.73%
December 31, 2016	6,000	$1.73	to	$2.84	$16,979	0.78%	1.35%	to	1.65%	6.98%	to	7.29%
A132

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS® Growth Series (Initial Class)
December 31, 2020	10,743	$3.63	to	$6.92	$74,028	0.00%	1.35%	to	1.65%	29.72%	to	30.10%
December 31, 2019	12,438	$2.80	to	$5.32	$65,895	0.00%	1.35%	to	1.65%	35.91%	to	36.31%
December 31, 2018	14,096	$2.06	to	$3.91	$54,733	0.09%	1.35%	to	1.65%	0.99%	to	1.29%
December 31, 2017	15,863	$2.04	to	$3.86	$60,861	0.10%	1.35%	to	1.65%	29.28%	to	29.66%
December 31, 2016	17,677	$1.58	to	$2.98	$52,348	0.04%	1.35%	to	1.65%	0.78%	to	1.08%

	American Century VP Value Fund (Class I)
December 31, 2020	4,347	$3.53	to	$4.38	$18,931	2.28%	1.35%	to	1.65%	-0.66%	to	-0.37%
December 31, 2019	5,157	$3.56	to	$4.40	$22,558	2.11%	1.35%	to	1.65%	24.97%	to	25.34%
December 31, 2018	5,697	$2.85	to	$3.51	$19,901	1.63%	1.35%	to	1.65%	-10.63%	to	-10.37%
December 31, 2017	6,738	$3.19	to	$3.92	$26,279	1.64%	1.35%	to	1.65%	6.98%	to	7.30%
December 31, 2016	7,562	$2.98	to	$3.65	$27,509	1.74%	1.35%	to	1.65%	18.53%	to	18.88%

	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
December 31, 2020	4,762	$3.46	to	$6.12	$28,341	0.00%	1.35%	to	1.65%	52.58%	to	53.03%
December 31, 2019	5,769	$2.27	to	$4.00	$22,472	0.00%	1.35%	to	1.65%	29.30%	to	29.68%
December 31, 2018	6,616	$1.75	to	$3.09	$19,925	0.00%	1.35%	to	1.65%	-6.92%	to	-6.64%
December 31, 2017	7,437	$1.88	to	$3.31	$24,043	0.00%	1.35%	to	1.65%	19.43%	to	19.79%
December 31, 2016	8,208	$1.58	to	$2.76	$22,199	0.00%	1.35%	to	1.65%	2.49%	to	2.79%

	Prudential Jennison 20/20 Focus Portfolio (Class I)
December 31, 2020	8,380	$4.68	to	$5.08	$42,559	0.00%	1.35%	to	1.65%	28.80%	to	29.18%
December 31, 2019	10,237	$3.63	to	$3.94	$40,233	0.00%	1.35%	to	1.65%	26.83%	to	27.21%
December 31, 2018	11,616	$2.87	to	$3.09	$35,914	0.00%	1.35%	to	1.65%	-6.90%	to	-6.62%
December 31, 2017	13,523	$3.08	to	$3.32	$44,792	0.00%	1.35%	to	1.65%	28.18%	to	28.56%
December 31, 2016	15,618	$2.40	to	$2.58	$40,266	0.00%	1.35%	to	1.65%	-0.04%	to	0.27%

	Davis Value Portfolio
December 31, 2020	7,837	$2.46	to	$2.61	$20,215	0.68%	1.35%	to	1.65%	9.91%	to	10.23%
December 31, 2019	9,411	$2.23	to	$2.37	$22,038	1.53%	1.35%	to	1.65%	29.04%	to	29.42%
December 31, 2018	10,765	$1.73	to	$1.83	$19,489	0.81%	1.35%	to	1.65%	-15.02%	to	-14.76%
December 31, 2017	12,130	$2.04	to	$2.15	$25,779	0.74%	1.35%	to	1.65%	20.64%	to	21.00%
December 31, 2016	13,699	$1.69	to	$1.77	$24,077	1.23%	1.35%	to	1.65%	10.07%	to	10.39%

	AB VPS Large Cap Growth Portfolio (Class B)
December 31, 2020	3,771	$2.51	to	$2.67	$9,931	0.00%	1.35%	to	1.65%	32.95%	to	33.35%
December 31, 2019	4,604	$1.89	to	$2.00	$9,102	0.00%	1.35%	to	1.65%	32.18%	to	32.57%
December 31, 2018	5,260	$1.43	to	$1.51	$7,847	0.00%	1.35%	to	1.65%	0.65%	to	0.95%
December 31, 2017	5,895	$1.42	to	$1.49	$8,716	0.00%	1.35%	to	1.65%	29.55%	to	29.92%
December 31, 2016	5,898	$1.09	to	$1.15	$6,715	0.00%	1.35%	to	1.65%	0.70%	to	1.00%

	Prudential SP Small Cap Value Portfolio (Class I)
December 31, 2020	19,333	$2.76	to	$10.34	$67,045	0.00%	0.40%	to	2.00%	-0.10%	to	6.65%
December 31, 2019	21,777	$2.76	to	$3.79	$75,215	0.00%	1.35%	to	2.00%	20.37%	to	21.15%
December 31, 2018	24,057	$2.29	to	$3.13	$68,759	0.00%	1.35%	to	2.00%	-15.49%	to	-14.95%
December 31, 2017	26,956	$2.71	to	$3.69	$90,794	0.00%	1.35%	to	2.00%	10.00%	to	10.70%
December 31, 2016	30,664	$2.46	to	$3.33	$93,506	0.00%	1.35%	to	2.00%	23.00%	to	23.79%

	Janus Henderson VIT Research Portfolio (Service Shares)
December 31, 2020	3,104	$2.12	to	$4.87	$10,649	0.35%	1.40%	to	2.00%	29.98%	to	30.75%
December 31, 2019	3,816	$1.63	to	$3.73	$10,042	0.30%	1.40%	to	2.00%	32.57%	to	33.36%
December 31, 2018	4,362	$1.22	to	$2.79	$8,623	0.36%	1.40%	to	2.00%	-4.75%	to	-4.19%
December 31, 2017	4,943	$1.28	to	$2.92	$10,326	0.24%	1.40%	to	2.00%	25.06%	to	25.80%
December 31, 2016	5,449	$1.02	to	$2.32	$9,067	0.38%	1.40%	to	2.00%	-1.69%	to	-1.10%

	SP Prudential U.S. Emerging Growth Portfolio (Class I)
December 31, 2020	18,627	$3.70	to	$13.62	$112,875	0.00%	0.40%	to	2.00%	40.63%	to	45.51%
December 31, 2019	23,411	$2.55	to	$5.80	$97,759	0.00%	1.35%	to	2.00%	35.01%	to	35.88%
December 31, 2018	27,121	$1.89	to	$4.27	$83,325	0.00%	1.35%	to	2.00%	-9.66%	to	-9.08%
December 31, 2017	31,152	$2.08	to	$4.70	$105,906	0.00%	1.35%	to	2.00%	20.04%	to	20.81%
December 31, 2016	35,035	$1.73	to	$3.89	$98,683	0.00%	1.35%	to	2.00%	2.28%	to	2.93%
A133

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential SP International Growth Portfolio (Class I)
December 31, 2020	11,417	$1.54	to	$3.92	$32,180	0.00%	1.40%	to	2.00%	29.52%	to	30.29%
December 31, 2019	13,518	$1.19	to	$3.01	$29,335	0.00%	1.40%	to	2.00%	29.79%	to	30.56%
December 31, 2018	15,124	$0.91	to	$2.30	$25,293	0.00%	1.40%	to	2.00%	-14.53%	to	-14.02%
December 31, 2017	16,536	$1.06	to	$2.68	$32,257	0.00%	1.40%	to	2.00%	33.16%	to	33.95%
December 31, 2016	18,568	$0.80	to	$2.00	$27,188	0.00%	1.40%	to	2.00%	-5.47%	to	-4.91%

	AST Cohen & Steers Realty Portfolio
December 31, 2020	10,060	$9.87	to	$35.58	$223,300	0.00%	0.35%	to	3.25%	-6.00%	to	-3.18%
December 31, 2019	10,352	$10.22	to	$37.33	$243,120	0.00%	0.35%	to	3.25%	1.14%	to	30.49%
December 31, 2018	10,466	$10.86	to	$29.01	$191,487	0.00%	0.55%	to	3.25%	-7.87%	to	-5.28%
December 31, 2017	12,441	$11.50	to	$31.05	$243,725	0.00%	0.55%	to	3.25%	2.80%	to	5.66%
December 31, 2016	12,696	$10.92	to	$29.79	$239,515	0.00%	0.55%	to	3.25%	1.42%	to	4.24%

	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2020	87,356	$12.02	to	$19.31	$1,414,008	0.00%	0.35%	to	3.25%	7.73%	to	10.96%
December 31, 2019	96,113	$10.84	to	$17.59	$1,414,259	0.00%	0.35%	to	3.25%	8.30%	to	13.98%
December 31, 2018	95,363	$11.52	to	$15.56	$1,245,804	0.00%	0.55%	to	3.25%	-8.23%	to	-5.65%
December 31, 2017	111,352	$12.45	to	$16.63	$1,564,163	0.00%	0.55%	to	3.25%	8.51%	to	11.53%
December 31, 2016	116,489	$11.26	to	$15.04	$1,487,767	0.00%	0.55%	to	3.25%	0.47%	to	3.27%

	AST T. Rowe Price Large-Cap Value Portfolio
December 31, 2020	40,083	$10.75	to	$24.17	$722,108	0.00%	0.35%	to	3.25%	-1.23%	to	1.73%
December 31, 2019	40,565	$10.60	to	$24.14	$726,342	0.00%	0.35%	to	3.25%	6.16%	to	25.28%
December 31, 2018	8,217	$10.15	to	$19.53	$119,811	0.00%	0.55%	to	3.25%	-12.66%	to	-10.21%
December 31, 2017	8,178	$11.32	to	$22.06	$134,367	0.00%	0.55%	to	3.25%	12.78%	to	15.91%
December 31, 2016	7,875	$9.78	to	$19.29	$113,488	0.00%	0.55%	to	3.25%	2.69%	to	5.55%

	AST High Yield Portfolio
December 31, 2020	13,874	$10.44	to	$20.60	$222,486	0.00%	0.35%	to	3.25%	-0.70%	to	2.28%
December 31, 2019	13,888	$10.24	to	$20.46	$223,392	0.00%	0.35%	to	3.25%	2.23%	to	14.66%
December 31, 2018	12,898	$11.29	to	$18.09	$183,296	0.00%	0.55%	to	3.25%	-5.19%	to	-2.53%
December 31, 2017	14,829	$11.59	to	$18.82	$219,287	0.00%	0.55%	to	3.25%	3.99%	to	6.88%
December 31, 2016	14,421	$10.86	to	$17.85	$202,254	0.00%	0.55%	to	3.25%	11.66%	to	14.76%

	AST Small-Cap Growth Opportunities Portfolio
December 31, 2020	6,330	$14.64	to	$49.23	$214,364	0.00%	0.35%	to	2.95%	31.31%	to	34.71%
December 31, 2019	7,452	$10.90	to	$37.13	$193,371	0.00%	0.48%	to	3.25%	8.73%	to	35.73%
December 31, 2018	7,551	$10.82	to	$27.73	$146,258	0.00%	0.55%	to	3.25%	-13.76%	to	-11.34%
December 31, 2017	8,199	$12.22	to	$31.72	$181,631	0.00%	0.55%	to	3.25%	23.55%	to	26.99%
December 31, 2016	7,974	$9.64	to	$25.32	$141,144	0.00%	0.55%	to	3.25%	4.21%	to	7.11%

	AST WEDGE Capital Mid-Cap Value Portfolio
December 31, 2020	5,021	$9.56	to	$27.24	$98,039	0.00%	0.35%	to	3.25%	-8.88%	to	-6.14%
December 31, 2019	4,833	$10.22	to	$29.48	$101,715	0.00%	0.35%	to	3.25%	1.67%	to	18.49%
December 31, 2018	4,673	$10.58	to	$25.23	$83,510	0.00%	0.55%	to	3.25%	-19.26%	to	-16.99%
December 31, 2017	5,461	$12.78	to	$30.81	$119,136	0.00%	0.55%	to	3.25%	14.69%	to	17.88%
December 31, 2016	5,669	$10.88	to	$26.50	$106,317	0.00%	0.55%	to	3.25%	10.30%	to	13.37%

	AST Small-Cap Value Portfolio
December 31, 2020	6,132	$10.41	to	$28.72	$126,028	0.00%	0.35%	to	3.25%	-2.42%	to	0.51%
December 31, 2019	6,037	$10.35	to	$29.03	$126,086	0.00%	0.35%	to	3.25%	3.90%	to	21.31%
December 31, 2018	5,875	$11.20	to	$24.26	$101,852	0.00%	0.55%	to	3.25%	-19.79%	to	-17.53%
December 31, 2017	6,775	$13.62	to	$29.83	$144,480	0.00%	0.55%	to	3.25%	3.87%	to	6.76%
December 31, 2016	6,921	$12.80	to	$28.33	$139,960	0.00%	0.55%	to	3.25%	25.02%	to	28.49%

	AST Mid-Cap Growth Portfolio
December 31, 2020	21,152	$13.91	to	$45.77	$694,961	0.00%	0.35%	to	3.25%	30.46%	to	34.37%
December 31, 2019	24,558	$10.39	to	$34.61	$614,786	0.00%	0.35%	to	3.25%	3.60%	to	29.44%
December 31, 2018	25,757	$11.84	to	$27.11	$503,319	0.00%	0.55%	to	3.25%	-7.48%	to	-4.88%
December 31, 2017	29,239	$12.49	to	$28.89	$608,567	0.00%	0.55%	to	3.25%	22.97%	to	26.39%
December 31, 2016	29,784	$9.91	to	$23.18	$496,877	0.00%	0.55%	to	3.25%	-1.65%	to	1.09%
A134

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Hotchkis & Wiley Large-Cap Value Portfolio
December 31, 2020	20,701	$10.63	to	$30.51	$456,871	0.00%	0.35%	to	2.95%	-2.60%	to	-0.08%
December 31, 2019	20,480	$10.67	to	$31.02	$458,129	0.00%	0.35%	to	3.25%	6.16%	to	28.81%
December 31, 2018	21,289	$11.60	to	$24.42	$371,822	0.00%	0.55%	to	3.25%	-16.96%	to	-14.63%
December 31, 2017	22,705	$13.63	to	$29.00	$467,505	0.00%	0.55%	to	3.25%	15.33%	to	18.54%
December 31, 2016	23,496	$11.53	to	$24.81	$411,063	0.00%	0.55%	to	3.25%	16.00%	to	19.23%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2020	11,729	$14.06	to	$53.96	$463,953	0.00%	0.35%	to	3.25%	27.32%	to	31.13%
December 31, 2019	14,351	$10.76	to	$41.81	$443,267	0.00%	0.35%	to	3.25%	8.21%	to	30.91%
December 31, 2018	15,298	$14.30	to	$32.38	$365,724	0.00%	0.55%	to	3.25%	-5.87%	to	-3.23%
December 31, 2017	18,619	$14.82	to	$33.93	$466,163	0.00%	0.55%	to	3.25%	28.68%	to	32.26%
December 31, 2016	20,369	$11.24	to	$26.01	$390,226	0.00%	0.55%	to	3.25%	2.15%	to	5.00%

	AST MFS Growth Portfolio
December 31, 2020	7,886	$13.89	to	$50.33	$293,573	0.00%	0.35%	to	2.95%	26.74%	to	30.02%
December 31, 2019	7,964	$10.72	to	$39.33	$241,787	0.00%	0.48%	to	3.25%	7.58%	to	37.02%
December 31, 2018	7,728	$13.95	to	$29.10	$176,703	0.00%	0.55%	to	3.25%	-1.19%	to	1.59%
December 31, 2017	7,414	$13.78	to	$29.05	$170,338	0.00%	0.55%	to	3.25%	26.47%	to	29.99%
December 31, 2016	7,161	$10.63	to	$22.66	$127,817	0.00%	0.55%	to	3.25%	-1.39%	to	1.35%

	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
December 31, 2020	16,157	$10.06	to	$32.02	$340,471	0.00%	0.35%	to	3.25%	-4.98%	to	-2.13%
December 31, 2019	15,686	$10.28	to	$33.24	$344,588	0.00%	0.35%	to	3.25%	2.85%	to	20.35%
December 31, 2018	14,849	$10.61	to	$28.00	$275,012	0.00%	0.55%	to	3.25%	-19.17%	to	-16.90%
December 31, 2017	16,836	$12.81	to	$34.17	$381,807	0.00%	0.55%	to	3.25%	10.10%	to	13.16%
December 31, 2016	16,396	$11.35	to	$30.61	$334,007	0.00%	0.55%	to	3.25%	14.40%	to	17.58%

	AST BlackRock Low Duration Bond Portfolio
December 31, 2020	19,290	$8.42	to	$12.63	$203,814	0.00%	0.35%	to	3.25%	-0.77%	to	2.20%
December 31, 2019	17,476	$8.49	to	$12.46	$181,540	0.00%	0.35%	to	3.25%	0.70%	to	4.05%
December 31, 2018	15,418	$8.38	to	$12.05	$154,769	0.00%	0.55%	to	3.25%	-2.55%	to	0.19%
December 31, 2017	16,298	$8.60	to	$12.10	$164,924	0.00%	0.55%	to	3.25%	-1.59%	to	1.15%
December 31, 2016	15,963	$8.74	to	$12.03	$161,562	0.00%	0.55%	to	3.25%	-1.66%	to	1.08%

	AST QMA US Equity Alpha Portfolio
December 31, 2020	8,719	$10.18	to	$35.67	$224,029	0.00%	0.35%	to	3.25%	-8.27%	to	-5.52%
December 31, 2019	9,514	$10.81	to	$38.35	$265,594	0.00%	0.35%	to	3.25%	8.35%	to	23.78%
December 31, 2018	9,828	$13.04	to	$31.42	$223,948	0.00%	0.55%	to	3.25%	-11.22%	to	-8.72%
December 31, 2017	10,875	$14.33	to	$34.90	$275,319	0.00%	0.55%	to	3.25%	18.29%	to	21.58%
December 31, 2016	10,551	$11.82	to	$29.10	$222,962	0.00%	0.55%	to	3.25%	11.12%	to	14.21%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2020	23,647	$8.04	to	$13.78	$236,498	0.00%	0.35%	to	3.25%	-5.40%	to	-2.56%
December 31, 2019	22,956	$8.49	to	$14.29	$236,498	0.00%	0.48%	to	3.25%	4.54%	to	16.22%
December 31, 2018	20,119	$7.33	to	$12.40	$180,098	0.00%	0.55%	to	3.25%	-19.38%	to	-17.11%
December 31, 2017	26,241	$8.87	to	$15.09	$285,152	0.00%	0.55%	to	3.25%	6.73%	to	9.70%
December 31, 2016	26,455	$8.11	to	$13.87	$265,263	0.00%	0.55%	to	3.25%	20.58%	to	23.93%

	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2020	574,902	$12.52	to	$25.10	$11,461,948	0.00%	0.35%	to	3.25%	8.88%	to	12.14%
December 31, 2019	633,579	$11.16	to	$22.74	$11,362,924	0.00%	0.35%	to	3.25%	11.44%	to	20.18%
December 31, 2018	650,405	$12.92	to	$19.18	$9,844,073	0.00%	0.55%	to	3.25%	-8.42%	to	-5.85%
December 31, 2017	717,175	$13.85	to	$20.66	$11,688,101	0.00%	0.55%	to	3.25%	11.67%	to	14.77%
December 31, 2016	735,805	$12.18	to	$18.25	$10,599,350	0.00%	0.55%	to	3.25%	4.06%	to	6.95%

	AST MFS Global Equity Portfolio
December 31, 2020	17,709	$11.95	to	$33.53	$440,204	0.00%	0.35%	to	3.25%	10.47%	to	13.78%
December 31, 2019	19,444	$10.53	to	$29.94	$432,853	0.00%	0.35%	to	3.25%	6.47%	to	29.24%
December 31, 2018	20,366	$11.72	to	$23.49	$354,584	0.00%	0.55%	to	3.25%	-12.51%	to	-10.05%
December 31, 2017	22,832	$13.07	to	$26.48	$447,924	0.00%	0.55%	to	3.25%	19.83%	to	23.16%
December 31, 2016	22,338	$10.65	to	$21.80	$360,344	0.00%	0.55%	to	3.25%	3.64%	to	6.52%
A135

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST J.P. Morgan International Equity Portfolio
December 31, 2020	14,571	$12.99	to	$21.51	$235,886	0.00%	0.35%	to	3.25%	9.41%	to	12.68%
December 31, 2019	15,796	$11.53	to	$19.39	$228,162	0.00%	0.35%	to	3.25%	14.87%	to	26.52%
December 31, 2018	15,994	$9.51	to	$15.54	$184,020	0.00%	0.55%	to	3.25%	-20.17%	to	-17.92%
December 31, 2017	17,268	$12.12	to	$19.20	$244,941	0.00%	0.55%	to	3.25%	25.43%	to	28.92%
December 31, 2016	16,014	$9.15	to	$15.10	$178,124	0.00%	0.55%	to	3.25%	-1.37%	to	1.37%

	AST Templeton Global Bond Portfolio (merged November 13, 2020)
December 31, 2020	—	$8.12	to	$11.80	$—	0.00%	0.35%	to	2.85%	-7.83%	to	-5.78%
December 31, 2019	17,621	$8.46	to	$12.61	$178,859	0.00%	0.35%	to	3.25%	-2.27%	to	1.05%
December 31, 2018	16,607	$8.60	to	$12.55	$167,385	0.00%	0.55%	to	3.25%	-1.33%	to	1.44%
December 31, 2017	18,787	$8.72	to	$12.45	$188,205	0.00%	0.55%	to	3.25%	-1.27%	to	1.48%
December 31, 2016	17,312	$8.83	to	$12.34	$172,270	0.00%	0.55%	to	3.25%	0.97%	to	3.78%

	AST Wellington Management Hedged Equity Portfolio
December 31, 2020	92,867	$11.80	to	$23.70	$1,483,962	0.00%	0.35%	to	3.25%	3.19%	to	6.29%
December 31, 2019	103,044	$11.10	to	$22.66	$1,562,700	0.00%	0.35%	to	3.25%	11.12%	to	19.89%
December 31, 2018	102,640	$11.18	to	$19.16	$1,310,263	0.00%	0.55%	to	3.25%	-8.10%	to	-5.52%
December 31, 2017	119,256	$12.10	to	$20.56	$1,626,779	0.00%	0.55%	to	3.25%	9.91%	to	12.97%
December 31, 2016	123,829	$10.93	to	$18.45	$1,510,962	0.00%	0.55%	to	3.25%	3.07%	to	5.94%

	AST Capital Growth Asset Allocation Portfolio
December 31, 2020	462,883	$12.58	to	$27.09	$9,641,762	0.00%	0.35%	to	3.25%	9.73%	to	13.02%
December 31, 2019	502,215	$11.13	to	$24.35	$9,349,469	0.00%	0.35%	to	3.25%	11.09%	to	21.58%
December 31, 2018	498,529	$13.51	to	$20.31	$7,745,029	0.00%	0.55%	to	3.25%	-9.28%	to	-6.74%
December 31, 2017	536,307	$14.79	to	$22.08	$9,063,319	0.00%	0.55%	to	3.25%	14.07%	to	17.24%
December 31, 2016	530,110	$12.78	to	$19.09	$7,757,048	0.00%	0.55%	to	3.25%	3.37%	to	6.25%

	AST Academic Strategies Asset Allocation Portfolio
December 31, 2020	185,426	$11.18	to	$17.83	$2,680,163	0.00%	0.35%	to	3.25%	0.83%	to	3.85%
December 31, 2019	199,719	$10.76	to	$17.44	$2,798,739	0.00%	0.35%	to	3.25%	7.65%	to	15.42%
December 31, 2018	186,564	$10.57	to	$15.32	$2,281,769	0.00%	0.55%	to	3.25%	-11.14%	to	-8.64%
December 31, 2017	245,825	$11.81	to	$17.01	$3,337,538	0.00%	0.55%	to	3.25%	8.94%	to	11.97%
December 31, 2016	252,678	$10.77	to	$15.40	$3,099,702	0.00%	0.55%	to	3.25%	2.89%	to	5.75%

	AST Balanced Asset Allocation Portfolio
December 31, 2020	406,939	$12.29	to	$23.74	$7,752,708	0.00%	0.35%	to	3.25%	8.14%	to	11.38%
December 31, 2019	445,608	$11.03	to	$21.65	$7,699,602	0.00%	0.35%	to	3.25%	10.20%	to	18.76%
December 31, 2018	454,582	$12.98	to	$18.48	$6,701,812	0.00%	0.55%	to	3.25%	-8.04%	to	-5.46%
December 31, 2017	489,240	$13.86	to	$19.82	$7,740,602	0.00%	0.55%	to	3.25%	11.18%	to	14.28%
December 31, 2016	504,036	$12.23	to	$17.59	$7,082,882	0.00%	0.55%	to	3.25%	2.85%	to	5.71%

	AST Preservation Asset Allocation Portfolio
December 31, 2020	272,149	$11.81	to	$18.93	$4,402,595	0.00%	0.35%	to	3.25%	5.54%	to	8.70%
December 31, 2019	287,724	$10.87	to	$17.70	$4,326,551	0.00%	0.35%	to	3.25%	8.60%	to	14.11%
December 31, 2018	292,347	$11.72	to	$15.72	$3,901,018	0.00%	0.55%	to	3.25%	-6.02%	to	-3.38%
December 31, 2017	329,485	$12.29	to	$16.50	$4,615,130	0.00%	0.55%	to	3.25%	6.56%	to	9.53%
December 31, 2016	325,237	$11.32	to	$15.27	$4,238,527	0.00%	0.55%	to	3.25%	2.10%	to	4.95%

	AST Fidelity Institutional AM℠ Quantitative Portfolio
December 31, 2020	199,009	$12.04	to	$21.68	$3,365,838	0.00%	0.35%	to	3.25%	5.22%	to	8.38%
December 31, 2019	219,308	$11.10	to	$20.32	$3,452,244	0.00%	0.35%	to	3.25%	10.98%	to	19.34%
December 31, 2018	223,080	$11.23	to	$17.27	$2,980,411	0.00%	0.55%	to	3.25%	-10.76%	to	-8.25%
December 31, 2017	253,498	$12.50	to	$19.08	$3,737,054	0.00%	0.55%	to	3.25%	12.70%	to	15.83%
December 31, 2016	258,493	$11.02	to	$16.70	$3,336,732	0.00%	0.55%	to	3.25%	0.87%	to	3.68%

	AST Prudential Growth Allocation Portfolio
December 31, 2020	677,603	$11.48	to	$23.47	$12,604,378	0.00%	0.35%	to	3.25%	2.42%	to	5.49%
December 31, 2019	747,873	$10.88	to	$22.61	$13,282,205	0.00%	0.35%	to	3.25%	8.75%	to	18.52%
December 31, 2018	735,149	$11.77	to	$19.34	$11,139,504	0.00%	0.55%	to	3.25%	-10.62%	to	-8.11%
December 31, 2017	865,745	$13.08	to	$21.34	$14,454,365	0.00%	0.55%	to	3.25%	12.33%	to	15.46%
December 31, 2016	522,511	$11.56	to	$18.74	$7,626,845	0.00%	0.55%	to	3.25%	6.53%	to	9.49%
A136

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Advanced Strategies Portfolio
December 31, 2020	320,430	$12.37	to	$25.76	$6,421,615	0.00%	0.35%	to	3.25%	7.08%	to	10.29%
December 31, 2019	355,641	$11.21	to	$23.73	$6,516,238	0.00%	0.35%	to	3.25%	11.97%	to	21.19%
December 31, 2018	369,894	$13.04	to	$19.85	$5,670,025	0.00%	0.55%	to	3.25%	-8.96%	to	-6.41%
December 31, 2017	410,175	$14.06	to	$21.51	$6,806,564	0.00%	0.55%	to	3.25%	13.14%	to	16.28%
December 31, 2016	426,322	$12.20	to	$18.75	$6,167,029	0.00%	0.55%	to	3.25%	3.63%	to	6.52%

	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2020	26,177	$14.92	to	$64.30	$1,198,109	0.00%	0.35%	to	3.25%	35.27%	to	39.32%
December 31, 2019	29,332	$10.74	to	$46.89	$1,011,442	0.00%	0.35%	to	3.25%	7.75%	to	27.52%
December 31, 2018	29,238	$15.05	to	$37.28	$806,817	0.00%	0.55%	to	3.25%	0.47%	to	3.29%
December 31, 2017	30,787	$14.62	to	$36.60	$833,920	0.00%	0.55%	to	3.25%	33.42%	to	37.13%
December 31, 2016	29,887	$10.69	to	$27.06	$601,544	0.00%	0.55%	to	3.25%	-0.63%	to	2.13%

	AST Government Money Market Portfolio
December 31, 2020	42,575	$7.37	to	$10.10	$394,114	0.15%	0.35%	to	3.10%	-2.89%	to	-0.13%
December 31, 2019	25,141	$7.48	to	$10.11	$231,233	1.67%	0.35%	to	3.25%	-1.61%	to	1.13%
December 31, 2018	23,879	$7.60	to	$9.92	$218,732	1.30%	0.55%	to	3.25%	-2.01%	to	0.74%
December 31, 2017	22,117	$7.76	to	$9.86	$200,273	0.33%	0.55%	to	3.25%	-2.91%	to	-0.21%
December 31, 2016	25,161	$7.99	to	$9.90	$229,531	0.00%	0.55%	to	3.25%	-3.24%	to	-0.56%

	AST Small-Cap Growth Portfolio
December 31, 2020	9,192	$15.31	to	$55.97	$357,295	0.00%	0.35%	to	3.25%	43.57%	to	47.87%
December 31, 2019	10,768	$10.38	to	$38.45	$291,501	0.00%	0.35%	to	3.25%	3.62%	to	29.40%
December 31, 2018	10,535	$11.94	to	$30.13	$223,149	0.00%	0.55%	to	3.25%	-11.40%	to	-8.91%
December 31, 2017	10,814	$13.15	to	$33.54	$255,987	0.00%	0.55%	to	3.25%	19.90%	to	23.24%
December 31, 2016	10,540	$10.70	to	$27.59	$205,700	0.00%	0.55%	to	3.25%	8.44%	to	11.46%

	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2020	124,642	$10.54	to	$16.76	$1,628,565	0.00%	0.35%	to	3.25%	3.88%	to	6.99%
December 31, 2019	126,833	$10.13	to	$15.79	$1,556,275	0.00%	0.35%	to	3.25%	0.97%	to	8.62%
December 31, 2018	124,403	$9.60	to	$14.62	$1,411,077	0.00%	0.55%	to	3.25%	-3.91%	to	-1.21%
December 31, 2017	147,932	$9.99	to	$14.89	$1,717,612	0.00%	0.55%	to	3.25%	0.98%	to	3.79%
December 31, 2016	143,734	$9.87	to	$14.43	$1,625,408	0.00%	0.55%	to	3.25%	0.85%	to	3.66%

	AST International Value Portfolio
December 31, 2020	10,617	$10.15	to	$16.69	$133,174	0.00%	0.35%	to	3.25%	-3.84%	to	-0.95%
December 31, 2019	10,845	$10.41	to	$17.12	$138,312	0.00%	0.35%	to	3.25%	7.85%	to	19.36%
December 31, 2018	10,563	$8.85	to	$14.54	$112,783	0.00%	0.55%	to	3.25%	-18.88%	to	-16.60%
December 31, 2017	11,483	$10.76	to	$17.68	$147,956	0.00%	0.55%	to	3.25%	18.83%	to	22.14%
December 31, 2016	11,324	$8.86	to	$14.68	$119,788	0.00%	0.55%	to	3.25%	-2.68%	to	0.03%

	AST International Growth Portfolio
December 31, 2020	14,820	$14.20	to	$29.31	$319,509	0.00%	0.35%	to	3.25%	27.06%	to	30.86%
December 31, 2019	17,070	$10.89	to	$22.75	$284,222	0.00%	0.35%	to	3.25%	10.22%	to	31.38%
December 31, 2018	18,472	$10.07	to	$17.56	$234,931	0.00%	0.55%	to	3.25%	-16.16%	to	-13.81%
December 31, 2017	18,218	$11.83	to	$20.65	$269,589	0.00%	0.55%	to	3.25%	31.04%	to	34.68%
December 31, 2016	17,977	$8.94	to	$15.55	$196,952	0.00%	0.55%	to	3.25%	-6.90%	to	-4.31%

	AST Investment Grade Bond Portfolio
December 31, 2020	67,533	$12.60	to	$21.49	$1,150,344	0.00%	0.35%	to	2.65%	13.38%	to	16.06%
December 31, 2019	97,350	$11.08	to	$18.62	$1,430,638	0.00%	0.55%	to	2.65%	8.28%	to	10.62%
December 31, 2018	571,595	$10.16	to	$16.90	$7,019,502	0.00%	0.55%	to	2.65%	-2.92%	to	-0.82%
December 31, 2017	91,943	$10.39	to	$17.11	$1,250,379	0.00%	0.55%	to	2.65%	1.56%	to	3.74%
December 31, 2016	229,222	$10.16	to	$16.56	$2,963,396	0.00%	0.55%	to	2.65%	1.45%	to	3.63%

	AST Western Asset Core Plus Bond Portfolio
December 31, 2020	94,750	$11.05	to	$16.34	$1,381,144	0.00%	0.35%	to	3.25%	4.60%	to	7.73%
December 31, 2019	97,267	$10.29	to	$15.26	$1,323,031	0.00%	0.35%	to	3.25%	2.43%	to	11.68%
December 31, 2018	96,820	$10.55	to	$13.71	$1,185,539	0.00%	0.55%	to	3.25%	-5.46%	to	-2.80%
December 31, 2017	56,852	$10.92	to	$14.16	$723,371	0.00%	0.55%	to	3.25%	2.86%	to	5.72%
December 31, 2016	50,540	$10.37	to	$13.45	$615,290	0.00%	0.55%	to	3.25%	1.74%	to	4.57%
A137

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Cohen & Steers Global Realty Portfolio
December 31, 2020	4,067	$10.03	to	$25.10	$70,617	0.00%	0.35%	to	3.25%	-6.10%	to	-3.28%
December 31, 2019	3,976	$10.41	to	$26.37	$72,741	0.00%	0.35%	to	3.25%	3.77%	to	24.44%
December 31, 2018	3,864	$10.44	to	$21.49	$57,715	0.00%	0.55%	to	3.25%	-7.82%	to	-5.24%
December 31, 2017	4,913	$11.05	to	$22.99	$78,498	0.00%	0.55%	to	3.25%	7.29%	to	10.28%
December 31, 2016	4,912	$10.05	to	$21.14	$71,984	0.00%	0.55%	to	3.25%	-2.38%	to	0.34%

	AST Emerging Markets Equity Portfolio
December 31, 2020	24,148	$8.89	to	$15.77	$262,116	0.00%	0.35%	to	3.25%	0.68%	to	3.70%
December 31, 2019	20,056	$8.77	to	$15.45	$209,425	0.00%	0.35%	to	3.25%	4.14%	to	12.72%
December 31, 2018	18,399	$7.94	to	$13.89	$171,197	0.00%	0.55%	to	3.25%	-16.86%	to	-14.52%
December 31, 2017	21,866	$9.48	to	$16.48	$240,319	0.00%	0.55%	to	3.25%	22.28%	to	25.68%
December 31, 2016	19,509	$7.70	to	$13.30	$172,460	0.00%	0.55%	to	3.25%	8.72%	to	11.74%

	AST Goldman Sachs Small-Cap Value Portfolio
December 31, 2020	14,038	$10.65	to	$32.49	$326,190	0.00%	0.35%	to	3.25%	-0.89%	to	2.08%
December 31, 2019	13,918	$10.46	to	$32.33	$322,702	0.00%	0.35%	to	3.25%	4.13%	to	21.96%
December 31, 2018	13,468	$11.49	to	$26.88	$258,665	0.00%	0.55%	to	3.25%	-16.87%	to	-14.54%
December 31, 2017	15,520	$13.48	to	$31.89	$354,794	0.00%	0.55%	to	3.25%	8.55%	to	11.57%
December 31, 2016	15,081	$12.12	to	$28.98	$314,315	0.00%	0.55%	to	3.25%	20.28%	to	23.63%

	AST AllianzGI World Trends Portfolio
December 31, 2020	235,817	$12.56	to	$20.89	$4,004,115	0.00%	0.35%	to	3.25%	10.39%	to	13.70%
December 31, 2019	262,440	$11.04	to	$18.66	$3,953,412	0.00%	0.35%	to	3.25%	10.27%	to	17.40%
December 31, 2018	262,006	$11.13	to	$16.12	$3,400,441	0.00%	0.55%	to	3.25%	-10.91%	to	-8.41%
December 31, 2017	304,321	$12.40	to	$17.84	$4,362,027	0.00%	0.55%	to	3.25%	12.47%	to	15.59%
December 31, 2016	310,671	$10.95	to	$15.65	$3,900,808	0.00%	0.55%	to	3.25%	1.42%	to	4.24%

	AST J.P. Morgan Global Thematic Portfolio
December 31, 2020	137,600	$12.45	to	$24.03	$2,547,203	0.00%	0.35%	to	3.25%	9.48%	to	12.76%
December 31, 2019	150,691	$11.04	to	$21.65	$2,498,498	0.00%	0.35%	to	3.25%	10.30%	to	18.77%
December 31, 2018	147,090	$12.40	to	$18.48	$2,084,922	0.00%	0.55%	to	3.25%	-10.40%	to	-7.88%
December 31, 2017	164,998	$13.66	to	$20.34	$2,577,929	0.00%	0.55%	to	3.25%	13.17%	to	16.31%
December 31, 2016	161,567	$11.85	to	$17.73	$2,207,522	0.00%	0.55%	to	3.25%	1.81%	to	4.64%

	AST Goldman Sachs Multi-Asset Portfolio
December 31, 2020	142,027	$11.80	to	$18.46	$2,118,632	0.00%	0.35%	to	3.25%	5.43%	to	8.58%
December 31, 2019	154,762	$10.87	to	$17.27	$2,145,046	0.00%	0.35%	to	3.25%	8.59%	to	15.38%
December 31, 2018	146,491	$10.93	to	$15.17	$1,775,756	0.00%	0.55%	to	3.25%	-10.10%	to	-7.57%
December 31, 2017	176,872	$12.07	to	$16.65	$2,355,804	0.00%	0.55%	to	3.25%	8.64%	to	11.67%
December 31, 2016	149,331	$10.93	to	$15.11	$1,819,142	0.00%	0.55%	to	3.25%	1.84%	to	4.68%

	ProFund VP Consumer Services
December 31, 2020	29	$14.30	to	$45.14	$1,206	0.00%	0.35%	to	2.00%	25.83%	to	27.89%
December 31, 2019	19	$29.44	to	$35.37	$628	0.00%	0.55%	to	2.00%	22.20%	to	23.95%
December 31, 2018	16	$24.09	to	$28.53	$432	0.00%	0.55%	to	2.00%	-1.37%	to	0.06%
December 31, 2017	19	$24.43	to	$28.51	$520	0.00%	0.55%	to	2.00%	16.05%	to	17.72%
December 31, 2016	25	$20.52	to	$24.22	$567	0.00%	0.55%	to	2.30%	1.85%	to	3.61%

	ProFund VP Consumer Goods
December 31, 2020	19	$15.05	to	$31.00	$506	0.74%	0.35%	to	2.00%	28.48%	to	30.59%
December 31, 2019	25	$11.52	to	$23.78	$532	1.47%	0.35%	to	2.00%	15.64%	to	25.87%
December 31, 2018	23	$15.41	to	$18.90	$405	1.19%	0.55%	to	2.30%	-16.73%	to	-15.27%
December 31, 2017	38	$18.51	to	$22.30	$779	1.18%	0.55%	to	2.30%	12.48%	to	14.42%
December 31, 2016	49	$16.45	to	$19.49	$878	1.56%	0.55%	to	2.30%	1.22%	to	2.97%

	ProFund VP Financials
December 31, 2020	46	$11.34	to	$24.02	$688	0.76%	0.35%	to	2.30%	-3.98%	to	-2.11%
December 31, 2019	46	$11.58	to	$24.59	$696	0.55%	0.35%	to	2.30%	15.77%	to	29.55%
December 31, 2018	58	$10.28	to	$21.18	$713	0.37%	0.55%	to	2.90%	-12.97%	to	-10.92%
December 31, 2017	87	$11.75	to	$24.34	$1,252	0.36%	0.55%	to	2.90%	14.87%	to	17.54%
December 31, 2016	70	$10.17	to	$21.19	$834	0.37%	0.55%	to	2.90%	12.08%	to	14.69%

A138

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Health Care
December 31, 2020	77	$12.61	to	$36.55	$2,471	0.00%	0.35%	to	2.30%	11.86%	to	14.04%
December 31, 2019	58	$11.06	to	$32.12	$1,717	0.00%	0.35%	to	2.30%	10.35%	to	18.71%
December 31, 2018	56	$23.12	to	$28.77	$1,413	0.00%	0.55%	to	2.90%	1.48%	to	3.86%
December 31, 2017	76	$22.65	to	$28.35	$1,872	0.00%	0.55%	to	2.90%	17.52%	to	20.25%
December 31, 2016	82	$19.17	to	$24.12	$1,698	0.00%	0.55%	to	2.90%	-6.75%	to	-4.58%

	ProFund VP Industrials
December 31, 2020	21	$12.84	to	$33.37	$563	0.19%	0.35%	to	2.30%	14.13%	to	16.35%
December 31, 2019	22	$19.06	to	$28.74	$507	0.00%	0.55%	to	2.30%	27.56%	to	29.78%
December 31, 2018	27	$14.94	to	$22.14	$473	0.11%	0.55%	to	2.30%	-14.74%	to	-13.25%
December 31, 2017	38	$17.52	to	$25.52	$809	0.19%	0.55%	to	2.30%	19.65%	to	21.73%
December 31, 2016	23	$14.64	to	$20.97	$399	0.19%	0.55%	to	2.30%	14.91%	to	16.90%

	ProFund VP Mid-Cap Growth
December 31, 2020	36	$12.97	to	$30.64	$901	0.00%	0.35%	to	2.30%	18.18%	to	20.47%
December 31, 2019	28	$19.37	to	$25.49	$590	0.00%	0.55%	to	2.30%	21.45%	to	23.56%
December 31, 2018	28	$15.95	to	$20.63	$488	0.00%	0.55%	to	2.30%	-13.97%	to	-12.46%
December 31, 2017	32	$18.54	to	$23.56	$645	0.00%	0.55%	to	2.30%	15.65%	to	17.66%
December 31, 2016	32	$16.03	to	$20.03	$557	0.00%	0.55%	to	2.30%	10.34%	to	12.26%

	ProFund VP Mid-Cap Value
December 31, 2020	31	$10.76	to	$23.96	$611	0.44%	0.35%	to	2.30%	0.00%	to	1.94%
December 31, 2019	30	$17.50	to	$23.55	$622	0.20%	0.55%	to	2.30%	21.29%	to	23.40%
December 31, 2018	20	$14.43	to	$19.09	$333	0.10%	0.55%	to	2.30%	-15.25%	to	-13.77%
December 31, 2017	25	$17.02	to	$22.13	$470	0.28%	0.55%	to	2.30%	8.13%	to	10.00%
December 31, 2016	28	$15.74	to	$20.12	$487	0.20%	0.55%	to	2.30%	21.55%	to	23.66%

	ProFund VP Real Estate
December 31, 2020	19	$13.15	to	$21.72	$324	1.63%	0.55%	to	2.30%	-8.40%	to	-6.81%
December 31, 2019	18	$14.36	to	$23.31	$338	1.68%	0.55%	to	2.30%	23.91%	to	26.06%
December 31, 2018	12	$11.59	to	$22.34	$175	2.17%	0.55%	to	2.90%	-8.37%	to	-6.22%
December 31, 2017	17	$12.57	to	$24.38	$251	0.83%	0.55%	to	2.90%	5.01%	to	7.46%
December 31, 2016	33	$11.90	to	$23.21	$446	1.74%	0.55%	to	2.90%	2.75%	to	5.14%

	ProFund VP Small-Cap Growth
December 31, 2020	24	$24.24	to	$32.98	$717	0.00%	0.55%	to	2.30%	14.75%	to	16.75%
December 31, 2019	21	$21.12	to	$28.25	$526	0.00%	0.55%	to	2.30%	16.44%	to	18.46%
December 31, 2018	27	$18.14	to	$25.76	$580	0.00%	0.55%	to	2.90%	-8.42%	to	-6.27%
December 31, 2017	35	$19.69	to	$28.13	$809	0.00%	0.55%	to	2.90%	9.79%	to	12.35%
December 31, 2016	39	$17.83	to	$25.62	$825	0.00%	0.55%	to	2.90%	16.85%	to	19.57%

	ProFund VP Small-Cap Value
December 31, 2020	12	$18.55	to	$23.55	$238	0.03%	0.55%	to	2.00%	-0.92%	to	0.51%
December 31, 2019	12	$18.73	to	$23.43	$234	0.00%	0.55%	to	2.00%	20.16%	to	21.89%
December 31, 2018	17	$15.58	to	$19.22	$292	0.00%	0.55%	to	2.00%	-15.91%	to	-14.69%
December 31, 2017	17	$18.53	to	$22.53	$354	0.02%	0.55%	to	2.00%	7.57%	to	9.11%
December 31, 2016	13	$17.23	to	$20.65	$240	0.00%	0.55%	to	2.00%	26.26%	to	28.07%

	ProFund VP Telecommunications
December 31, 2020	8	$10.42	to	$18.86	$104	0.97%	0.35%	to	2.00%	1.13%	to	2.79%
December 31, 2019	6	$11.41	to	$18.39	$79	3.13%	0.55%	to	2.00%	12.52%	to	14.14%
December 31, 2018	6	$10.14	to	$16.11	$64	5.89%	0.55%	to	2.00%	-16.78%	to	-15.57%
December 31, 2017	9	$12.19	to	$19.08	$124	5.03%	0.55%	to	2.00%	-4.04%	to	-2.66%
December 31, 2016	16	$12.38	to	$19.60	$248	1.76%	0.55%	to	2.30%	18.93%	to	20.99%

	ProFund VP Utilities
December 31, 2020	29	$11.07	to	$25.38	$563	1.56%	0.35%	to	2.30%	-4.59%	to	-2.74%
December 31, 2019	31	$11.39	to	$26.14	$657	1.69%	0.35%	to	2.30%	14.60%	to	22.20%
December 31, 2018	25	$13.82	to	$21.39	$415	2.32%	0.55%	to	2.30%	0.56%	to	2.32%
December 31, 2017	35	$13.74	to	$20.91	$575	2.08%	0.55%	to	2.30%	8.16%	to	10.03%
December 31, 2016	51	$12.71	to	$19.00	$807	1.57%	0.55%	to	2.30%	12.50%	to	14.44%
A139

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Large-Cap Growth
December 31, 2020	45	$28.99	to	$40.51	$1,486	0.00%	0.55%	to	2.30%	27.99%	to	30.21%
December 31, 2019	48	$22.65	to	$31.11	$1,219	0.00%	0.55%	to	2.30%	25.99%	to	28.18%
December 31, 2018	43	$17.98	to	$25.30	$866	0.00%	0.55%	to	2.90%	-4.64%	to	-2.40%
December 31, 2017	49	$18.74	to	$26.53	$1,025	0.00%	0.55%	to	2.90%	21.77%	to	24.60%
December 31, 2016	60	$15.30	to	$21.79	$1,018	0.04%	0.55%	to	2.90%	2.06%	to	4.44%

	ProFund VP Large-Cap Value
December 31, 2020	69	$15.16	to	$24.08	$1,301	1.27%	0.55%	to	2.30%	-2.31%	to	-0.61%
December 31, 2019	52	$15.52	to	$24.23	$918	0.95%	0.55%	to	2.30%	26.86%	to	29.06%
December 31, 2018	49	$12.23	to	$20.10	$684	0.85%	0.55%	to	2.90%	-13.16%	to	-11.12%
December 31, 2017	56	$13.61	to	$23.15	$881	1.02%	0.55%	to	2.90%	10.25%	to	12.81%
December 31, 2016	65	$12.31	to	$21.00	$942	1.15%	0.55%	to	2.90%	12.19%	to	14.80%

	AST Jennison Large-Cap Growth Portfolio
December 31, 2020	10,532	$16.83	to	$53.29	$451,664	0.00%	0.35%	to	3.25%	49.04%	to	53.50%
December 31, 2019	9,348	$11.00	to	$34.92	$280,800	0.00%	0.35%	to	3.25%	10.47%	to	31.87%
December 31, 2018	9,215	$13.70	to	$26.59	$213,715	0.00%	0.55%	to	3.25%	-4.83%	to	-2.15%
December 31, 2017	9,566	$14.05	to	$27.28	$230,078	0.00%	0.55%	to	3.25%	31.43%	to	35.08%
December 31, 2016	9,078	$10.43	to	$20.28	$164,029	0.00%	0.55%	to	3.25%	-4.66%	to	-2.01%

	AST Bond Portfolio 2020 (liquidated December 31, 2020)
December 31, 2020	—	$10.28	to	$13.15	$—	0.00%	1.15%	to	3.25%	-1.94%	to	0.19%
December 31, 2019	3,874	$10.44	to	$13.13	$46,049	0.00%	1.15%	to	3.25%	0.14%	to	2.31%
December 31, 2018	874	$10.62	to	$12.83	$10,234	0.00%	1.15%	to	3.25%	-2.99%	to	-0.86%
December 31, 2017	755	$10.95	to	$12.94	$9,008	0.00%	1.15%	to	3.25%	-2.38%	to	-0.27%
December 31, 2016	1,552	$11.22	to	$12.98	$18,824	0.00%	1.15%	to	3.25%	-1.35%	to	0.79%

	AST Bond Portfolio 2021
December 31, 2020	5,012	$11.27	to	$14.21	$64,273	0.00%	1.15%	to	3.25%	-0.20%	to	1.96%
December 31, 2019	2,778	$11.29	to	$13.45	$35,107	0.00%	1.75%	to	3.25%	1.65%	to	3.26%
December 31, 2018	3,939	$11.10	to	$13.02	$46,917	0.00%	1.75%	to	3.25%	-3.20%	to	-1.66%
December 31, 2017	4,013	$11.47	to	$13.56	$49,026	0.00%	1.15%	to	3.25%	-1.71%	to	0.42%
December 31, 2016	6,206	$11.67	to	$13.51	$76,946	0.00%	1.15%	to	3.25%	-1.27%	to	0.86%

	Wells Fargo VT International Equity Fund (Class 1)
December 31, 2020	7	$17.76	to	$19.16	$125	2.88%	1.40%	to	1.85%	2.98%	to	3.44%
December 31, 2019	9	$17.25	to	$18.52	$156	4.02%	1.40%	to	1.85%	13.40%	to	13.91%
December 31, 2018	10	$15.21	to	$16.26	$156	12.90%	1.40%	to	1.85%	-18.38%	to	-18.01%
December 31, 2017	15	$18.64	to	$19.83	$280	3.05%	1.40%	to	1.85%	22.60%	to	23.14%
December 31, 2016	15	$15.20	to	$16.11	$237	2.91%	1.40%	to	1.85%	1.38%	to	1.83%

	Wells Fargo VT Omega Growth Fund (Class 1)
December 31, 2020	99	$7.38	to	$7.99	$753	0.00%	1.40%	to	1.85%	40.81%	to	41.43%
December 31, 2019	124	$5.24	to	$5.65	$666	0.00%	1.40%	to	1.85%	34.90%	to	35.50%
December 31, 2018	177	$3.89	to	$4.17	$705	0.00%	1.40%	to	1.85%	-1.32%	to	-0.88%
December 31, 2017	230	$3.94	to	$4.21	$928	0.24%	1.40%	to	1.85%	32.51%	to	33.09%
December 31, 2016	247	$2.97	to	$3.16	$750	0.00%	1.40%	to	1.85%	-1.06%	to	-0.62%

	Wells Fargo VT Small Cap Growth Fund (Class 1)
December 31, 2020	10	$41.63	to	$43.16	$417	0.00%	1.50%	to	1.85%	55.23%	to	55.76%
December 31, 2019	16	$26.82	to	$27.71	$422	0.00%	1.50%	to	1.85%	23.03%	to	23.46%
December 31, 2018	17	$21.80	to	$22.44	$368	0.00%	1.50%	to	1.85%	-0.38%	to	-0.03%
December 31, 2017	18	$21.88	to	$22.45	$403	0.00%	1.50%	to	1.85%	23.85%	to	24.28%
December 31, 2016	22	$17.67	to	$18.07	$389	0.00%	1.50%	to	1.85%	6.14%	to	6.51%

	AST Bond Portfolio 2022
December 31, 2020	1,310	$10.87	to	$13.04	$16,239	0.00%	1.50%	to	3.25%	1.59%	to	3.46%
December 31, 2019	1,785	$10.70	to	$12.60	$20,774	0.00%	1.50%	to	3.25%	2.45%	to	4.33%
December 31, 2018	2,413	$10.45	to	$12.40	$27,094	0.00%	1.15%	to	3.25%	-3.41%	to	-1.30%
December 31, 2017	3,125	$10.82	to	$12.57	$36,142	0.00%	1.15%	to	3.25%	-1.72%	to	0.40%
December 31, 2016	5,334	$11.01	to	$12.52	$62,228	0.00%	1.15%	to	3.25%	-1.48%	to	0.66%
A140

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Quantitative Modeling Portfolio
December 31, 2020	75,102	$11.69	to	$20.02	$1,249,337	0.00%	0.35%	to	2.65%	8.70%	to	11.18%
December 31, 2019	80,749	$10.55	to	$18.04	$1,259,104	0.00%	0.48%	to	2.65%	5.73%	to	20.54%
December 31, 2018	77,775	$11.57	to	$14.97	$1,066,652	0.00%	0.55%	to	2.65%	-8.95%	to	-7.04%
December 31, 2017	74,247	$12.49	to	$16.10	$1,103,532	0.00%	0.55%	to	2.65%	15.15%	to	17.54%
December 31, 2016	67,999	$10.66	to	$13.70	$867,293	0.00%	0.55%	to	2.65%	3.58%	to	5.74%

	AST BlackRock Global Strategies Portfolio
December 31, 2020	130,979	$11.34	to	$15.59	$1,847,482	0.00%	0.35%	to	2.95%	1.74%	to	4.37%
December 31, 2019	142,439	$10.87	to	$14.97	$1,941,764	0.00%	0.35%	to	3.25%	8.75%	to	16.97%
December 31, 2018	142,883	$10.36	to	$12.79	$1,681,427	0.00%	0.55%	to	3.25%	-8.37%	to	-5.80%
December 31, 2017	156,449	$11.31	to	$13.58	$1,972,632	0.00%	0.55%	to	3.25%	8.96%	to	11.99%
December 31, 2016	159,343	$10.38	to	$12.13	$1,812,805	0.00%	0.55%	to	3.25%	3.49%	to	6.37%

	Wells Fargo VT Opportunity Fund (Class 1)
December 31, 2020	37	$29.92	to	$30.90	$1,114	0.69%	1.50%	to	1.85%	19.12%	to	19.53%
December 31, 2019	52	$25.12	to	$25.85	$1,327	0.54%	1.50%	to	1.85%	29.42%	to	29.86%
December 31, 2018	65	$19.41	to	$19.91	$1,280	0.43%	1.50%	to	1.85%	-8.63%	to	-8.31%
December 31, 2017	73	$21.24	to	$21.71	$1,571	0.93%	1.50%	to	1.85%	18.54%	to	18.95%
December 31, 2016	79	$17.92	to	$18.25	$1,419	2.26%	1.50%	to	1.85%	10.48%	to	10.86%

	AST Prudential Core Bond Portfolio
December 31, 2020	35,984	$10.49	to	$13.51	$448,549	0.00%	0.35%	to	3.25%	2.60%	to	5.68%
December 31, 2019	30,278	$10.14	to	$12.81	$361,679	0.00%	0.35%	to	3.25%	1.09%	to	9.15%
December 31, 2018	26,712	$9.63	to	$11.74	$295,254	0.00%	0.55%	to	3.25%	-4.05%	to	-1.36%
December 31, 2017	26,114	$10.04	to	$11.90	$294,892	0.00%	0.55%	to	3.25%	2.25%	to	5.09%
December 31, 2016	23,110	$9.82	to	$11.32	$250,514	0.00%	0.55%	to	3.25%	0.83%	to	3.64%

	AST Bond Portfolio 2023
December 31, 2020	415	$9.60	to	$11.65	$4,510	0.00%	1.15%	to	3.25%	3.30%	to	5.54%
December 31, 2019	573	$9.30	to	$10.92	$5,939	0.00%	1.30%	to	3.25%	3.05%	to	5.14%
December 31, 2018	1,037	$9.02	to	$10.24	$10,167	0.00%	1.50%	to	3.25%	-3.52%	to	-1.75%
December 31, 2017	709	$9.35	to	$10.43	$7,147	0.00%	1.50%	to	3.25%	-1.60%	to	0.20%
December 31, 2016	1,279	$9.50	to	$10.58	$12,901	0.00%	1.15%	to	3.25%	-1.39%	to	0.74%

	AST MFS Growth Allocation Portfolio
December 31, 2020	54,399	$12.37	to	$18.48	$902,132	0.00%	0.35%	to	3.25%	6.30%	to	9.49%
December 31, 2019	48,939	$11.30	to	$16.91	$748,647	0.00%	0.35%	to	3.25%	12.85%	to	22.09%
December 31, 2018	40,453	$11.53	to	$13.85	$511,595	0.00%	0.55%	to	3.25%	-11.27%	to	-8.78%
December 31, 2017	44,909	$12.99	to	$15.18	$628,915	0.00%	0.55%	to	3.25%	12.72%	to	15.85%
December 31, 2016	43,064	$11.52	to	$13.11	$526,896	0.00%	0.55%	to	3.25%	0.94%	to	3.75%

	AST Western Asset Emerging Markets Debt Portfolio
December 31, 2020	825	$10.92	to	$13.36	$9,949	0.00%	0.35%	to	1.95%	5.35%	to	7.07%
December 31, 2019	714	$10.27	to	$12.52	$8,185	0.00%	0.48%	to	1.95%	2.92%	to	14.22%
December 31, 2018	676	$9.21	to	$10.99	$6,818	0.00%	0.55%	to	1.95%	-8.50%	to	-7.18%
December 31, 2017	661	$10.06	to	$11.86	$7,173	0.00%	0.55%	to	1.95%	7.18%	to	8.70%
December 31, 2016	478	$9.39	to	$10.93	$4,762	0.00%	0.55%	to	1.95%	8.45%	to	10.00%

	AST MFS Large-Cap Value Portfolio
December 31, 2020	11,095	$10.94	to	$23.17	$228,837	0.00%	0.35%	to	2.95%	0.92%	to	3.53%
December 31, 2019	10,037	$10.60	to	$22.43	$205,540	0.00%	0.35%	to	2.95%	6.32%	to	28.64%
December 31, 2018	8,592	$11.87	to	$17.44	$138,716	0.00%	0.55%	to	2.95%	-12.74%	to	-10.65%
December 31, 2017	9,130	$13.33	to	$19.51	$166,418	0.00%	0.55%	to	3.15%	13.65%	to	16.70%
December 31, 2016	7,262	$11.45	to	$16.72	$114,425	0.00%	0.55%	to	3.15%	9.88%	to	12.82%

	AST Bond Portfolio 2024
December 31, 2020	132	$10.05	to	$11.26	$1,428	0.00%	1.50%	to	2.95%	5.54%	to	7.05%
December 31, 2019	460	$9.26	to	$10.51	$4,633	0.00%	1.50%	to	3.25%	4.45%	to	6.36%
December 31, 2018	2,167	$8.87	to	$9.89	$20,453	0.00%	1.50%	to	3.25%	-3.89%	to	-2.12%
December 31, 2017	1,614	$9.22	to	$10.10	$15,782	0.00%	1.50%	to	3.25%	-1.61%	to	0.18%
December 31, 2016	231	$9.53	to	$10.22	$2,284	0.00%	1.15%	to	2.95%	-1.01%	to	0.74%
A141

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST AQR Emerging Markets Equity Portfolio (merged August 14, 2020)
December 31, 2020	—	$10.45	to	$13.80	$—	0.00%	0.35%	to	1.95%	-2.24%	to	-1.26%
December 31, 2019	2,679	$10.66	to	$14.01	$31,138	0.00%	0.35%	to	1.95%	6.12%	to	17.16%
December 31, 2018	2,406	$9.26	to	$11.98	$23,989	0.00%	0.55%	to	1.95%	-20.55%	to	-19.40%
December 31, 2017	2,206	$11.65	to	$14.89	$27,290	0.00%	0.55%	to	1.95%	32.33%	to	34.21%
December 31, 2016	636	$8.81	to	$11.12	$5,865	0.00%	0.55%	to	1.95%	11.16%	to	12.74%

	AST ClearBridge Dividend Growth Portfolio
December 31, 2020	9,007	$10.95	to	$22.06	$179,575	0.00%	0.35%	to	2.85%	1.74%	to	4.36%
December 31, 2019	8,907	$10.53	to	$21.18	$174,580	0.00%	0.35%	to	2.85%	5.92%	to	30.31%
December 31, 2018	7,720	$13.08	to	$16.26	$117,570	0.00%	0.55%	to	2.85%	-7.49%	to	-5.29%
December 31, 2017	8,769	$13.85	to	$17.16	$142,435	0.00%	0.55%	to	3.15%	14.69%	to	17.75%
December 31, 2016	8,007	$11.80	to	$14.58	$111,580	0.00%	0.55%	to	3.15%	11.28%	to	14.26%

	AST Multi-Sector Fixed Income Portfolio
December 31, 2020	1,200,377	$13.40	to	$14.28	$16,087,144	0.00%	1.10%	to	1.90%	10.51%	to	11.41%
December 31, 2019	1,169,849	$12.13	to	$12.82	$14,186,157	0.00%	1.10%	to	1.90%	16.46%	to	17.41%
December 31, 2018	941,647	$10.41	to	$10.92	$9,805,072	0.00%	1.10%	to	1.90%	-7.40%	to	-6.64%
December 31, 2017	775,116	$11.24	to	$11.70	$8,715,463	0.00%	1.10%	to	1.90%	6.66%	to	7.53%
December 31, 2016	655,378	$10.54	to	$10.88	$6,908,726	0.00%	1.10%	to	1.90%	6.86%	to	7.73%

	AST AQR Large-Cap Portfolio (merged August 14, 2020)
December 31, 2020	—	$10.75	to	$19.96	$—	0.00%	0.48%	to	2.95%	-1.06%	to	0.44%
December 31, 2019	1,244	$10.72	to	$19.88	$22,672	0.00%	0.48%	to	2.95%	7.58%	to	21.90%
December 31, 2018	1,161	$12.48	to	$16.31	$17,550	0.00%	0.55%	to	2.95%	-10.78%	to	-8.64%
December 31, 2017	1,066	$13.70	to	$17.85	$17,609	0.00%	0.55%	to	2.95%	18.65%	to	21.46%
December 31, 2016	712	$11.32	to	$14.70	$9,887	0.00%	0.55%	to	2.35%	8.17%	to	10.09%

	AST Large-Cap Core Portfolio
December 31, 2020	2,175	$11.89	to	$23.03	$43,237	0.00%	0.35%	to	2.95%	7.96%	to	10.76%
December 31, 2019	989	$10.77	to	$20.84	$18,744	0.00%	0.48%	to	2.95%	7.89%	to	24.50%
December 31, 2018	883	$12.71	to	$16.74	$13,957	0.00%	0.55%	to	2.95%	-9.83%	to	-7.66%
December 31, 2017	758	$13.81	to	$18.13	$12,960	0.00%	0.55%	to	2.95%	17.94%	to	20.74%
December 31, 2016	604	$11.47	to	$15.01	$8,567	0.00%	0.55%	to	2.35%	8.32%	to	10.25%

	AST Bond Portfolio 2025
December 31, 2020	220	$11.81	to	$13.58	$2,808	0.00%	1.15%	to	3.10%	7.90%	to	10.07%
December 31, 2019	776	$10.84	to	$12.33	$9,011	0.00%	1.15%	to	3.25%	5.19%	to	7.47%
December 31, 2018	2,827	$10.31	to	$11.48	$30,694	0.00%	1.15%	to	3.25%	-3.98%	to	-1.88%
December 31, 2017	457	$10.74	to	$11.43	$5,081	0.00%	1.75%	to	3.25%	-1.47%	to	0.08%
December 31, 2016	1,025	$10.90	to	$11.62	$11,495	0.00%	1.15%	to	3.25%	-0.85%	to	1.30%

	AST T. Rowe Price Growth Opportunities Portfolio
December 31, 2020	188,341	$12.74	to	$17.34	$3,080,473	0.00%	0.35%	to	1.95%	11.48%	to	13.30%
December 31, 2019	185,524	$11.25	to	$15.33	$2,705,786	0.00%	0.35%	to	1.95%	12.25%	to	24.04%
December 31, 2018	125,668	$11.53	to	$12.36	$1,489,625	0.00%	0.55%	to	1.95%	-9.45%	to	-8.15%
December 31, 2017	99,564	$12.74	to	$13.46	$1,294,638	0.00%	0.55%	to	1.95%	18.06%	to	19.74%
December 31, 2016	70,775	$10.79	to	$11.24	$774,986	0.00%	0.55%	to	1.95%	3.40%	to	4.87%

	AST Goldman Sachs Global Growth Allocation Portfolio (merged April 24, 2020)
December 31, 2020	—	$9.30	to	$11.90	$—	0.00%	0.48%	to	0.86%	-11.60%	to	-11.49%
December 31, 2019	2,948	$10.51	to	$13.46	$38,504	0.00%	0.48%	to	0.86%	5.26%	to	19.90%
December 31, 2018	2,648	$10.94	to	$11.26	$29,295	0.00%	0.55%	to	0.86%	-10.25%	to	-9.97%
December 31, 2017	2,312	$12.19	to	$12.54	$28,427	0.00%	0.55%	to	0.86%	15.71%	to	16.07%
December 31, 2016	1,992	$10.53	to	$10.84	$21,113	0.00%	0.55%	to	0.86%	4.79%	to	8.49%

	AST T. Rowe Price Diversified Real Growth Portfolio
December 31, 2020	8,977	$12.08	to	$16.77	$142,737	0.00%	0.48%	to	0.86%	14.48%	to	14.92%
December 31, 2019	5,890	$10.53	to	$14.64	$84,135	0.00%	0.48%	to	0.86%	5.36%	to	21.40%
December 31, 2018	4,446	$11.60	to	$12.10	$52,914	0.00%	0.55%	to	0.86%	-7.91%	to	-7.62%
December 31, 2017	4,010	$12.60	to	$13.14	$51,709	0.00%	0.55%	to	0.86%	17.65%	to	18.02%
December 31, 2016	3,211	$10.71	to	$11.16	$35,120	0.00%	0.55%	to	0.86%	6.40%	to	11.77%

A142

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Prudential Flexible Multi-Strategy Portfolio
December 31, 2020	7,540	$11.33	to	$14.98	$108,311	0.00%	0.48%	to	0.86%	7.81%	to	8.23%
December 31, 2019	5,864	$10.49	to	$13.85	$79,837	0.00%	0.48%	to	0.86%	5.03%	to	14.24%
December 31, 2018	5,861	$11.40	to	$12.12	$70,334	0.00%	0.55%	to	0.86%	-7.34%	to	-7.05%
December 31, 2017	5,558	$12.30	to	$13.04	$71,846	0.00%	0.55%	to	0.86%	15.96%	to	16.32%
December 31, 2016	4,706	$10.61	to	$11.21	$52,330	0.00%	0.55%	to	0.86%	6.54%	to	6.87%

	AST Franklin Templeton K2 Global Absolute Return Portfolio (merged April 24, 2020)
December 31, 2020	—	$9.17	to	$9.83	$—	0.00%	0.48%	to	0.86%	-7.83%	to	-7.72%
December 31, 2019	1,931	$9.95	to	$10.67	$19,518	0.00%	0.48%	to	0.86%	3.62%	to	5.47%
December 31, 2018	1,990	$9.44	to	$10.13	$19,026	0.00%	0.55%	to	0.86%	-6.25%	to	-5.96%
December 31, 2017	1,743	$10.05	to	$10.79	$17,710	0.00%	0.55%	to	0.86%	6.59%	to	6.92%
December 31, 2016	1,414	$9.42	to	$10.11	$13,426	0.00%	0.55%	to	0.86%	1.47%	to	1.79%

	AST Managed Equity Portfolio (merged April 24, 2020)
December 31, 2020	—	$8.58	to	$11.97	$—	0.00%	0.48%	to	0.86%	-19.76%	to	-19.66%
December 31, 2019	2,925	$10.69	to	$14.92	$41,307	0.00%	0.48%	to	0.86%	7.42%	to	24.80%
December 31, 2018	2,698	$11.23	to	$11.99	$30,682	0.00%	0.55%	to	0.86%	-12.87%	to	-12.59%
December 31, 2017	2,236	$12.89	to	$13.76	$29,107	0.00%	0.55%	to	0.86%	23.12%	to	23.50%
December 31, 2016	1,691	$10.47	to	$11.17	$17,828	0.00%	0.55%	to	0.86%	4.30%	to	11.75%

	AST Managed Fixed Income Portfolio (merged April 24, 2020)
December 31, 2020	—	$9.95	to	$10.97	$—	0.00%	0.48%	to	0.86%	-1.71%	to	-1.59%
December 31, 2019	3,408	$10.12	to	$11.15	$37,798	0.00%	0.48%	to	0.86%	0.95%	to	8.20%
December 31, 2018	3,216	$10.17	to	$10.32	$33,024	0.00%	0.55%	to	0.86%	-1.70%	to	-1.39%
December 31, 2017	2,832	$10.34	to	$10.50	$29,511	0.00%	0.55%	to	0.86%	3.01%	to	3.33%
December 31, 2016	2,324	$10.03	to	$10.19	$23,449	0.00%	0.55%	to	0.86%	2.11%	to	2.96%

	AST FQ Absolute Return Currency Portfolio (merged August 14, 2020)
December 31, 2020	—	$11.29	to	$12.50	$—	0.00%	0.48%	to	0.86%	24.90%	to	25.19%
December 31, 2019	243	$9.03	to	$9.99	$2,224	0.00%	0.48%	to	0.86%	-4.03%	to	0.50%
December 31, 2018	254	$9.40	to	$10.40	$2,421	0.00%	0.55%	to	0.86%	-6.28%	to	-5.98%
December 31, 2017	234	$10.01	to	$11.08	$2,366	0.00%	0.55%	to	0.86%	-3.86%	to	-3.56%
December 31, 2016	293	$10.39	to	$11.51	$3,077	0.00%	0.55%	to	0.86%	11.33%	to	14.49%

	AST Jennison Global Infrastructure Portfolio (merged August 14, 2020)
December 31, 2020	—	$10.32	to	$14.51	$—	0.00%	0.48%	to	0.86%	-2.24%	to	-2.01%
December 31, 2019	571	$10.55	to	$14.84	$7,700	0.00%	0.48%	to	0.86%	6.20%	to	27.63%
December 31, 2018	529	$10.66	to	$11.66	$5,676	0.00%	0.55%	to	0.86%	-9.35%	to	-9.06%
December 31, 2017	431	$11.74	to	$12.86	$5,087	0.00%	0.55%	to	0.86%	17.84%	to	18.20%
December 31, 2016	303	$9.95	to	$10.91	$3,029	0.00%	0.55%	to	0.86%	7.18%	to	8.67%

	AST PIMCO Dynamic Bond Portfolio (merged November 13, 2020)
December 31, 2020	—	$9.88	to	$10.54	$—	0.00%	0.48%	to	0.86%	1.57%	to	1.91%
December 31, 2019	902	$9.72	to	$10.38	$8,875	0.00%	0.48%	to	0.86%	1.52%	to	4.74%
December 31, 2018	549	$9.29	to	$9.94	$5,149	0.00%	0.55%	to	0.86%	-1.17%	to	-0.86%
December 31, 2017	498	$9.38	to	$10.06	$4,717	0.00%	0.55%	to	0.86%	-1.16%	to	-0.86%
December 31, 2016	432	$9.47	to	$10.17	$4,120	0.00%	0.55%	to	0.86%	0.18%	to	1.65%

	AST Legg Mason Diversified Growth Portfolio
December 31, 2020	38,487	$11.43	to	$14.02	$513,153	0.00%	0.35%	to	1.95%	4.00%	to	5.70%
December 31, 2019	39,352	$10.82	to	$13.29	$501,324	0.00%	0.35%	to	1.95%	8.09%	to	17.60%
December 31, 2018	29,409	$10.66	to	$11.30	$321,088	0.00%	0.55%	to	1.95%	-8.01%	to	-6.69%
December 31, 2017	25,241	$11.59	to	$12.11	$297,699	0.00%	0.55%	to	1.95%	12.38%	to	13.98%
December 31, 2016	16,090	$10.31	to	$10.63	$167,802	0.00%	0.55%	to	1.95%	6.80%	to	8.32%

	AST Bond Portfolio 2026
December 31, 2020	811	$10.52	to	$11.80	$9,089	0.00%	1.30%	to	3.15%	7.19%	to	9.26%
December 31, 2019	3,763	$9.77	to	$10.87	$39,140	0.00%	1.15%	to	3.25%	6.45%	to	8.76%
December 31, 2018	7,783	$9.17	to	$10.00	$74,690	0.00%	1.15%	to	3.25%	-4.27%	to	-2.18%
December 31, 2017	8,158	$9.58	to	$10.22	$80,946	0.00%	1.15%	to	3.25%	-0.90%	to	1.25%
December 31, 2016	12,370	$9.67	to	$10.09	$122,482	0.00%	1.15%	to	3.25%	-1.23%	to	0.90%

A143

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST AB Global Bond Portfolio (merged November 13, 2020)
December 31, 2020	—	$10.28	to	$11.70	$—	0.00%	0.48%	to	0.86%	2.31%	to	2.65%
December 31, 2019	473	$10.03	to	$11.40	$5,294	0.00%	0.48%	to	0.86%	0.15%	to	6.56%
December 31, 2018	361	$10.44	to	$10.70	$3,850	0.00%	0.55%	to	0.86%	-0.50%	to	-0.19%
December 31, 2017	278	$10.49	to	$10.72	$2,973	0.00%	0.55%	to	0.86%	1.67%	to	1.98%
December 31, 2016	139	$10.32	to	$10.51	$1,458	0.00%	0.55%	to	0.86%	3.32%	to	4.58%

	AST Goldman Sachs Global Income Portfolio (merged November 13, 2020)
December 31, 2020	—	$10.73	to	$12.22	$—	0.00%	0.48%	to	0.86%	6.63%	to	6.99%
December 31, 2019	229	$10.05	to	$11.42	$2,559	0.00%	0.48%	to	0.86%	0.32%	to	9.04%
December 31, 2018	154	$10.17	to	$10.48	$1,610	0.00%	0.55%	to	0.86%	-1.14%	to	-0.83%
December 31, 2017	117	$10.29	to	$10.57	$1,227	0.00%	0.55%	to	0.86%	1.22%	to	1.54%
December 31, 2016	77	$10.16	to	$10.41	$796	0.00%	0.55%	to	0.86%	1.65%	to	2.88%

	AST Global Bond Portfolio
December 31, 2020	18,521	$10.05	to	$11.95	$199,922	0.00%	0.35%	to	2.70%	0.54%	to	3.99%
December 31, 2019	295	$9.96	to	$11.50	$3,344	0.00%	0.48%	to	0.86%	-0.78%	to	6.40%
December 31, 2018	195	$10.55	to	$10.81	$2,103	0.00%	0.55%	to	0.86%	2.58%	to	2.90%
December 31, 2017	147	$10.28	to	$10.51	$1,545	0.00%	0.55%	to	0.86%	1.53%	to	1.84%
December 31, 2016	138	$10.14	to	$10.32	$1,421	0.00%	0.55%	to	0.73%	1.92%	to	2.10%

	AST Neuberger Berman Long/Short Portfolio (merged August 14, 2020)
December 31, 2020	—	$10.62	to	$12.54	$—	0.00%	0.48%	to	0.86%	3.88%	to	4.12%
December 31, 2019	438	$10.21	to	$12.06	$5,168	0.00%	0.48%	to	0.86%	2.35%	to	15.18%
December 31, 2018	378	$10.19	to	$10.49	$3,886	0.00%	0.55%	to	0.86%	-7.60%	to	-7.31%
December 31, 2017	271	$11.00	to	$11.34	$3,008	0.00%	0.55%	to	0.86%	12.18%	to	12.52%
December 31, 2016	151	$9.79	to	$10.09	$1,483	0.00%	0.55%	to	0.86%	2.46%	to	2.78%

	AST QMA International Core Equity Portfolio
December 31, 2020	848	$11.22	to	$13.42	$10,110	0.00%	0.48%	to	0.86%	5.66%	to	6.07%
December 31, 2019	779	$10.59	to	$12.70	$8,847	0.00%	0.48%	to	0.86%	6.92%	to	16.21%
December 31, 2018	669	$9.66	to	$10.96	$6,560	0.00%	0.55%	to	0.86%	-16.16%	to	-15.89%
December 31, 2017	583	$11.50	to	$13.07	$6,792	0.00%	0.55%	to	0.86%	23.52%	to	23.90%
December 31, 2016	191	$9.29	to	$10.58	$1,797	0.00%	0.55%	to	0.86%	-0.27%	to	5.72%

	AST Managed Alternatives Portfolio (merged April 24, 2020)
December 31, 2020	—	$10.07	to	$10.47	$—	0.00%	0.35%	to	0.86%	1.86%	to	2.02%
December 31, 2019	934	$9.88	to	$10.28	$9,310	0.00%	0.35%	to	0.86%	1.35%	to	4.69%
December 31, 2018	875	$9.45	to	$9.85	$8,326	0.00%	0.55%	to	0.86%	-4.23%	to	-3.93%
December 31, 2017	609	$9.85	to	$10.28	$6,028	0.00%	0.55%	to	0.86%	1.68%	to	1.99%
December 31, 2016	396	$9.67	to	$9.81	$3,851	0.00%	0.55%	to	0.86%	0.06%	to	0.38%

	Blackrock Global Allocation V.I. Fund (Class III)
December 31, 2020	4,459	$12.61	to	$15.40	$65,022	1.37%	0.48%	to	0.86%	19.67%	to	20.13%
December 31, 2019	4,130	$10.52	to	$12.87	$51,164	1.39%	0.48%	to	0.86%	5.41%	to	17.11%
December 31, 2018	3,693	$10.59	to	$11.02	$39,436	0.93%	0.55%	to	0.86%	-8.38%	to	-8.09%
December 31, 2017	2,991	$11.55	to	$12.03	$34,766	1.46%	0.55%	to	0.86%	12.73%	to	13.08%
December 31, 2016	2,006	$10.25	to	$10.67	$20,631	2.00%	0.55%	to	0.86%	2.92%	to	6.77%

	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
December 31, 2020	1,658	$10.75	to	$13.29	$21,175	3.37%	0.48%	to	0.86%	4.31%	to	4.71%
December 31, 2019	1,594	$10.29	to	$12.74	$19,837	3.07%	0.48%	to	0.86%	2.77%	to	13.64%
December 31, 2018	1,264	$10.97	to	$11.25	$13,988	0.00%	0.55%	to	0.86%	-5.74%	to	-5.44%
December 31, 2017	790	$11.64	to	$11.93	$9,257	4.16%	0.55%	to	0.86%	10.75%	to	11.09%
December 31, 2016	531	$10.51	to	$10.77	$5,614	4.91%	0.55%	to	0.86%	5.29%	to	7.96%

	AST Bond Portfolio 2027 (available January 4, 2016)
December 31, 2020	1,049	$10.71	to	$11.92	$11,975	0.00%	1.15%	to	3.25%	8.23%	to	10.58%
December 31, 2019	3,296	$9.89	to	$10.78	$34,237	0.00%	1.15%	to	3.25%	7.09%	to	9.41%
December 31, 2018	9,050	$9.24	to	$9.85	$86,291	0.00%	1.15%	to	3.25%	-4.49%	to	-2.40%
December 31, 2017	8,868	$9.67	to	$10.09	$87,631	0.00%	1.15%	to	3.25%	-0.64%	to	1.51%
December 31, 2016	13,680	$9.73	to	$9.94	$134,672	0.00%	1.15%	to	3.25%	-2.66%	to	-0.55%

A144

Note 7:    Financial Highlights (continued)

	At the year ended							For the year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)		Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	NVIT Emerging Markets Fund (Class D) (available August 5, 2016)
December 31, 2020	418		$14.43	to	$14.81	$6,114		1.59%	1.40%	to	2.00%	10.71%	to	11.36%
December 31, 2019	451		$13.03	to	$13.30	$5,937		2.09%	1.40%	to	2.00%	20.18%	to	20.89%
December 31, 2018	506		$10.84	to	$11.00	$5,533		0.34%	1.40%	to	2.00%	-19.33%	to	-18.85%
December 31, 2017	547		$13.44	to	$13.55	$7,381		0.96%	1.40%	to	2.00%	38.34%	to	39.15%
December 31, 2016	585		$9.72	to	$9.74	$5,696		0.79%	1.40%	to	2.00%	-4.04%	to	-3.81%

	AST Bond Portfolio 2028 (available January 3, 2017)
December 31, 2020	—	(1)	$11.40	to	$12.16	$—	(1)	0.00%	1.30%	to	2.95%	11.40%	to	13.21%
December 31, 2019	887		$10.12	to	$10.75	$9,329		0.00%	1.30%	to	3.25%	7.96%	to	10.16%
December 31, 2018	2,788		$9.37	to	$9.78	$26,723		0.00%	1.15%	to	3.25%	-5.26%	to	-3.19%
December 31, 2017	222		$9.89	to	$10.10	$2,219		0.00%	1.15%	to	3.25%	-1.11%	to	1.03%
December 31, 2016	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Bond Portfolio 2029 (available January 2, 2018)
December 31, 2020	3		$11.64	to	$12.36	$38		0.00%	1.30%	to	3.25%	12.51%	to	14.80%
December 31, 2019	1,766		$10.34	to	$10.80	$18,741		0.00%	1.15%	to	3.25%	8.65%	to	11.01%
December 31, 2018	313		$9.52	to	$9.73	$3,009		0.00%	1.15%	to	3.25%	-4.82%	to	-2.74%
December 31, 2017	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST American Funds Growth Allocation Portfolio (available April 30, 2018)
December 31, 2020	89,195		$13.52	to	$14.04	$1,227,833		0.00%	0.35%	to	1.95%	19.63%	to	21.58%
December 31, 2019	78,975		$11.24	to	$11.57	$902,733		0.00%	0.35%	to	1.95%	12.19%	to	21.63%
December 31, 2018	28,990		$9.42	to	$9.51	$274,473		0.00%	0.55%	to	1.95%	-5.28%	to	-4.38%
December 31, 2017	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Bond Portfolio 2030 (available January 2, 2019)
December 31, 2020	3,435		$12.36	to	$12.80	$43,329		0.00%	1.15%	to	2.95%	11.23%	to	13.19%
December 31, 2019	920		$11.07	to	$11.31	$10,321		0.00%	1.15%	to	3.25%	10.68%	to	13.08%
December 31, 2018	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST BlackRock 80/20 Target Allocation ETF Portfolio (available January 28, 2019)
December 31, 2020	19,637		$13.30	to	$14.38	$279,519		0.00%	0.35%	to	1.95%	16.06%	to	17.95%
December 31, 2019	14,124		$11.27	to	$12.29	$172,194		0.00%	0.35%	to	1.95%	12.54%	to	17.45%
December 31, 2018	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST BlackRock 60/40 Target Allocation ETF Portfolio (available January 28, 2019)
December 31, 2020	15,395		$12.88	to	$13.66	$207,231		0.00%	0.35%	to	1.95%	13.50%	to	15.35%
December 31, 2019	10,889		$11.17	to	$11.86	$128,249		0.00%	0.35%	to	1.95%	11.58%	to	14.46%
December 31, 2018	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Western Asset Corporate Bond Portfolio (available August 19, 2019)
December 31, 2020	315		$10.74	to	$10.87	$3,384		0.00%	0.40%	to	1.30%	6.71%	to	7.68%
December 31, 2019	28		$10.06	to	$10.06	$279		0.00%	1.20%	to	1.30%	0.62%	to	0.65%
December 31, 2018	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST T. Rowe Price Corporate Bond Portfolio (available August 19, 2019)
December 31, 2020	274		$10.74	to	$10.88	$2,947		0.00%	0.40%	to	1.30%	6.59%	to	7.56%
December 31, 2019	28		$10.08	to	$10.08	$280		0.00%	1.20%	to	1.30%	0.81%	to	0.85%
December 31, 2018	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A145

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST PIMCO Corporate Bond Portfolio (available August 19, 2019)
December 31, 2020	406	$10.74	to	$10.87	$4,361	0.00%	0.40%	to	1.30%	6.71%	to	7.68%
December 31, 2019	26	$10.06	to	$10.06	$262	0.00%	1.20%	to	1.30%	0.62%	to	0.65%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Prudential Corporate Bond Portfolio (available August 19, 2019)
December 31, 2020	578	$10.76	to	$10.90	$6,228	0.00%	0.40%	to	1.30%	6.26%	to	7.23%
December 31, 2019	64	$10.13	to	$10.13	$644	0.00%	1.20%	to	1.30%	1.31%	to	1.35%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST BlackRock Corporate Bond Portfolio (available August 19, 2019)
December 31, 2020	350	$10.98	to	$11.12	$3,848	0.00%	0.40%	to	1.30%	9.15%	to	10.14%
December 31, 2019	28	$10.06	to	$10.06	$279	0.00%	1.20%	to	1.30%	0.62%	to	0.65%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Dimensional Global Core Allocation Portfolio (available November 18, 2019)
December 31, 2020	825	$11.65	to	$11.79	$9,610	0.00%	0.35%	to	1.45%	13.07%	to	14.33%
December 31, 2019	107	$10.30	to	$10.31	$1,099	0.00%	0.85%	to	1.45%	3.02%	to	3.10%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Bond Portfolio 2031 (available January 2, 2020)
December 31, 2020	5,312	$11.00	to	$11.19	$58,919	0.00%	1.15%	to	2.95%	9.97%	to	11.91%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Contrafund℠ Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	1	$12.13	to	$12.13	$11	0.42%	0.50%	to	0.50%	25.68%	to	25.68%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Growth Opportunities Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	7	$15.29	to	$15.30	$108	0.00%	0.40%	to	0.50%	59.14%	to	59.28%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Growth Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	2	$13.26	to	$13.26	$27	0.00%	0.50%	to	0.50%	37.98%	to	37.98%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Investment Grade Bond Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	5	$10.63	to	$10.64	$51	5.90%	0.40%	to	0.50%	5.95%	to	6.04%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A146

Note 7:    Financial Highlights (continued)

	At the year ended						For the year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS® New Discovery Series (Initial Class) (available February 24, 2020)
December 31, 2020	1		$13.92	to	$13.93	$7	0.00%	0.40%	to	0.50%	43.43%	to	43.55%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Total Return Series (Initial Class) (available February 24, 2020)
December 31, 2020	87		$10.76	to	$10.77	$935	0.00%	0.25%	to	0.40%	9.53%	to	9.67%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Total Return Bond Series (Initial Class) (available February 24, 2020)
December 31, 2020	5		$10.53	to	$10.53	$57	0.00%	0.25%	to	0.25%	5.12%	to	5.12%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard Equity Index Portfolio (available February 24, 2020)
December 31, 2020	5		$11.33	to	$11.33	$52	0.00%	0.85%	to	0.85%	17.23%	to	17.23%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard Global Bond Index (available February 24, 2020)
December 31, 2020	—	(1)	$10.34	to	$10.34	$3	0.00%	0.75%	to	0.75%	3.06%	to	3.06%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard Mid-Cap Index Portfolio (available February 24, 2020)
December 31, 2020	1		$11.35	to	$11.35	$15	0.00%	0.75%	to	0.75%	16.93%	to	16.93%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard Real Estate Index Portfolio (available February 24, 2020)
December 31, 2020	3		$8.81	to	$8.82	$29	0.00%	0.75%	to	0.85%	(10.61)%	to	(10.54)%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard Total Bond Market Index Portfolio (available February 24, 2020)
December 31, 2020	2		$10.42	to	$10.42	$26	0.00%	0.75%	to	0.75%	3.75%	to	3.75%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard Total International Stock Index Portfolio (available February 24, 2020)
December 31, 2020	6		$11.25	to	$11.26	$71	0.00%	0.75%	to	0.85%	16.60%	to	16.70%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A147

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Vanguard Total Stock Market Index Portfolio (available February 24, 2020)
December 31, 2020	11	$11.55	to	$11.55	$132	0.00%	0.75%	to	0.75%	19.48%	to	19.48%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard Balanced Portfolio (available February 24, 2020)
December 31, 2020	6	$10.73	to	$10.73	$62	0.00%	0.85%	to	0.85%	9.49%	to	9.49%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard Conservative Allocation Portfolio (available February 24, 2020)
December 31, 2020	7	$10.86	to	$10.87	$75	0.00%	0.75%	to	0.85%	9.89%	to	9.98%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard Growth Portfolio (available February 24, 2020)
December 31, 2020	1	$13.09	to	$13.09	$11	0.00%	0.75%	to	0.75%	35.55%	to	35.55%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard High Yield Bond Portfolio (available February 24, 2020)
December 31, 2020	1	$10.37	to	$10.37	$6	0.00%	0.75%	to	0.75%	4.24%	to	4.24%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard Moderate Allocation Portfolio (available February 24, 2020)
December 31, 2020	5	$11.08	to	$11.08	$52	0.00%	0.85%	to	0.85%	12.99%	to	12.99%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard Short-Term Investment Grade Portfolio (available February 24, 2020)
December 31, 2020	3	$10.35	to	$10.36	$31	0.00%	0.75%	to	0.85%	3.30%	to	3.39%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Asset Allocation Fund (Class 1) (available February 24, 2020)
December 31, 2020	26	$10.93	to	$10.96	$286	12.73%	0.60%	to	0.85%	11.90%	to	12.14%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Blue Chip Income and Growth Fund (Class 1) (available February 24, 2020)
December 31, 2020	7	$10.72	to	$10.72	$80	11.58%	0.85%	to	0.85%	11.04%	to	11.04%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A148

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	American Funds IS Bond Fund (Class 1) (available February 24, 2020)
December 31, 2020	4	$10.65	to	$10.65	$43	5.32%	0.85%	to	0.85%	6.21%	to	6.21%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Growth Fund (Class 1) (available February 24, 2020)
December 31, 2020	24	$13.86	to	$13.87	$335	1.87%	0.75%	to	0.85%	44.00%	to	44.13%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Growth-Income Fund (Class 1) (available February 24, 2020)
December 31, 2020	2	$11.03	to	$11.03	$25	3.46%	0.85%	to	0.85%	13.98%	to	13.98%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS U.S. Government/AAA-Rated Securities Fund (Class 1) (available February 24, 2020)
December 31, 2020	2	$10.77	to	$10.77	$22	5.16%	0.75%	to	0.75%	7.13%	to	7.13%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Basic Value V.I. Fund (Class I) (available February 24, 2020)
December 31, 2020	29	$10.43	to	$10.43	$299	13.38%	0.25%	to	0.25%	7.67%	to	7.67%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Capital Appreciation V.I. Fund (Class I) (available February 24, 2020)
December 31, 2020	4	$12.95	to	$12.96	$49	0.00%	0.40%	to	0.50%	34.41%	to	34.52%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Equity Dividend V.I. Fund (Class I) (available February 24, 2020)
December 31, 2020	30	$10.37	to	$10.40	$309	2.64%	0.25%	to	0.50%	7.26%	to	7.49%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Global Allocation V.I. Fund (Class I) (available February 24, 2020)
December 31, 2020	2	$11.81	to	$11.81	$21	3.20%	0.50%	to	0.50%	20.42%	to	20.42%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	DFA VA Global Bond Portfolio (available February 24, 2020)
December 31, 2020	2	$10.03	to	$10.03	$24	0.19%	0.75%	to	0.75%	0.33%	to	0.33%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A149

Note 7:    Financial Highlights (continued)

	At the year ended						For the year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	DFA VA Short-Term Fixed Portfolio (available February 24, 2020)
December 31, 2020	2		$9.96	to	$9.96	$17	2.82%	0.85%	to	0.85%	-0.42%	to	-0.42%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	DFA VA U.S. Large Value Portfolio (available February 24, 2020)
December 31, 2020	2		$9.96	to	$9.96	$15	23.16%	0.75%	to	0.75%	3.23%	to	3.23%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	DFA VA U.S. Targeted Value Portfolio (available February 24, 2020)
December 31, 2020	—	(1)	$10.76	to	$10.76	$5	6.29%	0.75%	to	0.75%	11.44%	to	11.44%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Balanced Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	10		$11.75	to	$11.75	$119	7.12%	0.25%	to	0.25%	20.30%	to	20.30%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Consumer Discretionary Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	—		$12.98	to	$12.98	$—	0.00%	0.40%	to	0.40%	34.38%	to	34.38%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Disciplined Small Cap Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	26		$11.98	to	$12.00	$317	2.69%	0.25%	to	0.40%	23.40%	to	23.56%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Emerging Markets Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	1		$13.26	to	$13.26	$7	0.00%	0.40%	to	0.40%	37.43%	to	37.43%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Financial Services Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	—		$9.98	to	$9.98	$—	0.00%	0.40%	to	0.40%	3.11%	to	3.11%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Floating Rate High Income Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	1		$10.20	to	$10.20	$11	28.53%	0.40%	to	0.40%	2.25%	to	2.25%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A150

Note 7:    Financial Highlights (continued)

	At the year ended						For the year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Fidelity® VIP Health Care Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	—	(1)	$11.68	to	$11.68	$5	0.00%	0.50%	to	0.50%	22.24%	to	22.24%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Industrials Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	—	(1)	$10.78	to	$10.78	$4	0.85%	0.50%	to	0.50%	11.80%	to	11.80%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP International Capital Appreciation Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	3		$11.83	to	$11.84	$31	0.86%	0.40%	to	0.50%	22.50%	to	22.61%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Mid Cap Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	27		$11.54	to	$11.56	$309	2.49%	0.25%	to	0.50%	18.90%	to	19.16%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Strategic Income Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	1		$10.52	to	$10.52	$15	18.54%	0.40%	to	0.40%	5.68%	to	5.68%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Technology Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	1		$14.98	to	$14.99	$11	0.00%	0.40%	to	0.50%	56.17%	to	56.30%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Utilities Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	—		$9.27	to	$9.27	$—	0.00%	0.40%	to	0.40%	(6.09)%	to	(6.09)%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	ClearBridge Variable Mid Cap Portfolio (Class I) (available February 24, 2020)
December 31, 2020	—	(1)	$11.16	to	$11.16	$6	0.69%	0.40%	to	0.40%	15.11%	to	15.11%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	ClearBridge Variable Small Cap Growth Portfolio (Class I) (available February 24, 2020)
December 31, 2020	23		$13.61	to	$13.64	$315	0.00%	0.25%	to	0.50%	40.46%	to	40.76%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
A151

Note 7:    Financial Highlights (continued)

	At the year ended						For the year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Western Asset Core Plus VIT Portfolio (Class I) (available February 24, 2020)
December 31, 2020	13		$10.61	to	$10.62	$133	13.51%	0.40%	to	0.50%	6.11%	to	6.20%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Western Asset Variable Global High Yield Bond Portfolio (Class I) (available February 24, 2020)
December 31, 2020	1		$10.54	to	$10.55	$9	11.46%	0.40%	to	0.50%	5.98%	to	6.07%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Mid Cap Growth Series (Initial Class) (available February 24, 2020)
December 31, 2020	1		$12.73	to	$12.74	$15	0.00%	0.40%	to	0.50%	30.65%	to	30.76%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® International Intrinsic Value Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	5		$11.91	to	$11.92	$64	0.00%	0.40%	to	0.50%	23.14%	to	23.24%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Massachusetts Investors Growth Stock Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	—	(1)	$11.78	to	$11.78	$5	0.00%	0.50%	to	0.50%	22.11%	to	22.11%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® International Growth Portfolio (Service Shares) (available April 27, 2020)
December 31, 2020	58		$13.44	to	$13.48	$787	0.92%	0.48%	to	0.86%	32.37%	to	32.71%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Massachusetts Investors Growth Stock Portfolio (Service Shares) (available April 27, 2020)
December 31, 2020	26		$13.52	to	$13.56	$351	0.14%	0.48%	to	0.86%	33.08%	to	33.42%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Technology Portfolio (Service Shares) (available April 27, 2020)
December 31, 2020	518		$14.58	to	$14.62	$7,568	0.00%	0.48%	to	0.86%	44.68%	to	45.06%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Investors Trust Series (Service Shares) (available April 27, 2020)
December 31, 2020	11		$13.01	to	$13.03	$149	0.55%	0.48%	to	0.73%	27.78%	to	28.00%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
A152

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS® Mid Cap Growth Series (Service Shares) (available April 27, 2020)
December 31, 2020	231	$14.75	to	$14.79	$3,420	0.00%	0.48%	to	0.86%	44.30%	to	44.67%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® New Discovery Series (Service Shares) (available April 27, 2020)
December 31, 2020	87	$16.70	to	$16.74	$1,448	0.00%	0.48%	to	0.86%	61.70%	to	62.11%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Research Series (Service Shares) (available April 27, 2020)
December 31, 2020	20	$12.95	to	$12.99	$259	0.46%	0.48%	to	0.86%	27.73%	to	28.06%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Total Return Bond Series (Service Shares) (available April 27, 2020)
December 31, 2020	649	$10.72	to	$10.74	$6,968	3.40%	0.48%	to	0.73%	7.48%	to	7.66%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Total Return Series (Service Shares) (available April 27, 2020)
December 31, 2020	316	$11.98	to	$12.01	$3,796	1.97%	0.48%	to	0.86%	18.27%	to	18.58%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Utilities Series (Service Shares) (available April 27, 2020)
December 31, 2020	144	$12.13	to	$12.16	$1,752	1.67%	0.48%	to	0.86%	19.22%	to	19.53%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Contrafund® Portfolio (Service Class 2) (available August 17, 2020)
December 31, 2020	128	$10.98	to	$10.99	$1,406	0.00%	0.48%	to	0.73%	8.94%	to	9.04%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Asset Allocation Fund (Class 4) (available August 17, 2020)
December 31, 2020	412	$10.87	to	$10.88	$4,479	2.01%	0.48%	to	0.86%	8.38%	to	8.53%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Blue Chip Income and Growth Fund (Class 4) (available August 17, 2020)
December 31, 2020	84	$11.11	to	$11.13	$940	2.50%	0.48%	to	0.86%	11.02%	to	11.18%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A153

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	American Funds IS Bond Fund (Class 4) (available August 17, 2020)
December 31, 2020	94	$10.13	to	$10.13	$953.04	2.52%	0.48%	to	0.68%	1.27%	to	1.34%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Global Growth and Income Fund (Class 4) (available August 17, 2020)
December 31, 2020	57	$11.34	to	$11.35	$649.56	1.18%	0.48%	to	0.86%	12.99%	to	13.15%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Global Small Capitalization Fund (Class 4) (available August 17, 2020)
December 31, 2020	23	$12.45	to	$12.46	$290.48	0.00%	0.48%	to	0.66%	23.41%	to	23.49%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Growth Fund (Class 4) (available August 17, 2020)
December 31, 2020	184	$12.23	to	$12.25	$2,248.40	0.00%	0.48%	to	0.86%	20.33%	to	20.50%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Growth-Income Fund (Class 4) (available August 17, 2020)
December 31, 2020	95	$11.05	to	$11.07	$1,054.15	1.28%	0.48%	to	0.86%	10.12%	to	10.28%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS International Fund (Class 4) (available August 17, 2020)
December 31, 2020	19	$11.98	to	$11.99	$223.85	0.40%	0.48%	to	0.86%	19.41%	to	19.58%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS New World Fund® (Class 4) (available August 17, 2020)
December 31, 2020	59	$11.92	to	$11.93	$707.85	0.00%	0.48%	to	0.73%	18.51%	to	18.62%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Advantage Large Cap Core V.I. Fund (Class III) (available August 17, 2020)
December 31, 2020	34	$11.22	to	$11.23	$382.01	1.56%	0.48%	to	0.86%	11.55%	to	11.70%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Advantage Large Cap Value V.I. Fund (Class III) (available August 17, 2020)
December 31, 2020	24	$11.26	to	$11.27	$270.23	2.41%	0.48%	to	0.73%	12.70%	to	12.80%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A154

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	BlackRock Basic Value V.I. Fund (Class III) (available August 17, 2020)
December 31, 2020	2	$11.50	to	$11.50	$22.22	5.43%	0.48%	to	0.48%	15.31%	to	15.31%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Capital Appreciation V.I. Fund (Class III) (available August 17, 2020)
December 31, 2020	18	$11.59	to	$11.60	$205.87	0.00%	0.48%	to	0.68%	14.97%	to	15.06%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Equity Dividend V.I. Fund (Class III) (available August 17, 2020)
December 31, 2020	56	$11.26	to	$11.27	$628.65	0.98%	0.48%	to	0.68%	12.84%	to	12.92%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Large Cap Focus Growth V.I. Fund (Class III) (available August 17, 2020)
December 31, 2020	28	$11.40	to	$11.40	$317.74	0.00%	0.48%	to	0.66%	12.81%	to	12.88%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Balanced Portfolio (Service Class 2) (available August 17, 2020)
December 31, 2020	340	$11.16	to	$11.17	$3,796.85	1.64%	0.48%	to	0.86%	11.30%	to	11.46%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Growth Opportunities Portfolio (Service Class 2) (available August 17, 2020)
December 31, 2020	284	$12.36	to	$12.38	$3,514.17	0.00%	0.48%	to	0.86%	22.29%	to	22.47%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Health Care Portfolio (Service Class 2) (available August 17, 2020)
December 31, 2020	184	$10.89	to	$10.90	$2,004.57	0.82%	0.48%	to	0.86%	7.63%	to	7.78%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

*    These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**    These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk and administration charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.
A155

Note 7:    Financial Highlights (continued)

***    These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount which were offered less than one year are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2020 or from the effective date of the subaccount through the end of the reporting period.

(1)     Amount is less than 1,000 units and/or $1,000 in net assets.

Note 8:    Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Pruco Life.

A.Mortality and Expense Risk Charges

The mortality and expense risk charges are applied daily against the net assets of each subaccount. Mortality risk is the risk that contract owners may live longer than estimated and expense risk is the risk that the cost of issuing and administering the contracts may exceed related charges assessed by Pruco Life. These charges are assessed through a reduction in unit values.

B.Administration Charge
The administration charge is applied daily against the net assets of each subaccount. Administration charges include costs associated with issuing the contracts, establishing and maintaining records, and providing reports to contract owners. Effective February 24, 2020, under the Prudential MyRock Advisor Variable Annuity product, a fund access charge is assessed on the account value invested in certain subaccounts associated with funds that do not provide adequate revenue. These charges are assessed daily through a reduction in unit values.

The following are the base and maximum combined mortality and expense risk and administration charges of the respective contracts.
A156

Note 8:    Charges and Expenses (continued)

Products	Base	Maximum
Discovery Choice	1.35%	1.65%
Discovery Preferred	1.40%	1.40%
Discovery Select	1.40%	1.40%
Prudential Defined Income Annuity	1.10%	1.90%
Prudential MyRock Advisor Variable Annuity	0.25%	2.10%
Prudential Premier Advisor Variable Annuity Series(1)	0.35% / 0.55%	1.95%
Prudential Premier Investment Variable Annuity B Series(2)	0.48% / 0.55%	0.73%
Prudential Premier Investment Variable Annuity C Series	0.68%	0.86%
Prudential Premier Retirement Variable Annuity	0.85%	0.85%
Prudential Premier Retirement Variable Annuity B Series	1.30%	2.70%
Prudential Premier Retirement Variable Annuity C Series	1.30%	3.15%
Prudential Premier Retirement Variable Annuity L Series	1.30%	3.10%
Prudential Premier Retirement Variable Annuity X Series	1.30%	3.25%
Prudential Premier Variable Annuity B Series	1.15%	2.55%
Prudential Premier Variable Annuity Bb Series	0.95%	2.35%
Prudential Premier Variable Annuity L Series	1.50%	2.90%
Prudential Premier Variable Annuity X Series	1.55%	2.95%
Strategic Partners Advisor	1.40%	2.25%
Strategic Partners FlexElite	1.60%	2.50%
Strategic Partners FlexElite 2	1.65%	2.75%
Strategic Partners Plus	1.40%	2.40%
Strategic Partners Plus 3	1.40%	2.60%
Strategic Partners Select	1.52%	1.52%
Strategic Partners Variable Annuity One	1.40%	2.40%
Strategic Partners Variable Annuity One 3	1.40%	2.60%

(1)    Effective February 25, 2019, the base charge on Prudential Premier Advisor Variable Annuity Series product was reduced to 0.35%. Contracts issued under this product on or after February 25, 2019 will have a base charge of 0.35%.

(2)    Effective September 16, 2019, the base charge on Prudential Premier Investment Variable Annuity B Series product was reduced to 0.48%. Contracts issued under this product on or after September 16, 2019 will have a base charge of 0.48%.

C.Withdrawal Charges

A withdrawal charge may be assessed upon full or partial contract owner redemptions. These charges relate to the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

D.Other Related Charges

For certain products with Highest Daily Lifetime Seven benefit options, the optional benefit fee is a percentage of the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

For certain products with Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, and Highest Daily Lifetime Seven Plus benefit options, the optional benefit fee is assessed against the greater of the
A157

Note 8:    Charges and Expenses (continued)
unadjusted account value or the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

An annual maintenance fee is charged if purchase payments or account value is less than a stated amount (varies by product and may vary by state).

A quarterly premium-based charge is applicable to certain products, which ranges from 0.15% to 0.84% annualized.

These other related charges are assessed through the redemption of units.

Note 9:    Other

Accumulation units are the basic valuation units used to calculate a contract owner's interest allocated to the variable account before the annuitization date.

Contract owner net payments represent contract owner contributions, net of applicable deductions, charges, and state premium taxes, including transfers from the general account as a remittance of remediation credits to contract owners.

Annuity payments represent transfers to the general account at the time of contract annuitization which are used to establish the fixed payout account from which future annuity payments are distributed under the terms of the contracts.

Surrenders, withdrawals and death benefits are payments to contract owners and beneficiaries made under the terms of the contracts, including amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account and market value adjustment account.

Miscellaneous transactions primarily represent timing related adjustments on contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

A158

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Pruco Life Insurance Company and
the Contract Owners of Pruco Life Flexible Premium Variable Annuity Account

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account indicated in the table below as of the dates indicated in the table below, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account as of the dates indicated in the table below, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Prudential Government Money Market Portfolio (Class I) (1)	AST FQ Absolute Return Currency Portfolio (4)
Prudential Diversified Bond Portfolio (1)	AST Jennison Global Infrastructure Portfolio (4)
Prudential Equity Portfolio (Class I) (1)	AST PIMCO Dynamic Bond Portfolio (5)
Prudential Flexible Managed Portfolio (1)	AST Legg Mason Diversified Growth Portfolio (1)
Prudential Conservative Balanced Portfolio (1)	AST Bond Portfolio 2026 (1)
Prudential Value Portfolio (Class I) (1)	AST AB Global Bond Portfolio (5)
Prudential High Yield Bond Portfolio (1)	AST Goldman Sachs Global Income Portfolio (5)
Prudential Natural Resources Portfolio (Class I) (1)	AST Global Bond Portfolio (1)
Prudential Stock Index Portfolio (1)	AST Neuberger Berman Long/Short Portfolio (4)
Prudential Global Portfolio (1)	AST QMA International Core Equity Portfolio (1)
Prudential Jennison Portfolio (Class I) (1)	AST Managed Alternatives Portfolio (3)
Prudential Small Capitalization Stock Portfolio (1)	Blackrock Global Allocation V.I. Fund (Class III) (1)
T. Rowe Price International Stock Portfolio (1)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2) (1)
T. Rowe Price Equity Income Portfolio (Equity Income Class) (1)	AST Bond Portfolio 2027 (1)
Invesco V.I. Core Equity Fund (Series I) (1)	NVIT Emerging Markets Fund (Class D) (1)
Janus Henderson VIT Research Portfolio (Institutional Shares) (1)	AST Bond Portfolio 2028 (1)
Janus Henderson VIT Overseas Portfolio (Institutional Shares) (1)	AST Bond Portfolio 2029 (1)
MFS® Research Series (Initial Class) (1)	AST American Funds Growth Allocation Portfolio (1)
MFS® Growth Series (Initial Class) (1)	AST Bond Portfolio 2030 (1)
American Century VP Value Fund (Class I) (1)	AST BlackRock 80/20 Target Allocation ETF Portfolio (1)
Franklin Small-Mid Cap Growth VIP Fund (Class 2) (1)	AST BlackRock 60/40 Target Allocation ETF Portfolio (1)
Prudential Jennison 20/20 Focus Portfolio (Class I) (1)	AST Western Asset Corporate Bond Portfolio (1)
Davis Value Portfolio (1)	AST T. Rowe Price Corporate Bond Portfolio (1)
AB VPS Large Cap Growth Portfolio (Class B) (1)	AST PIMCO Corporate Bond Portfolio (1)
A159

Prudential SP Small Cap Value Portfolio (Class I) (1)	AST Prudential Corporate Bond Portfolio (1)
Janus Henderson VIT Research Portfolio (Service Shares) (1)	AST BlackRock Corporate Bond Portfolio (1)
SP Prudential U.S. Emerging Growth Portfolio (Class I) (1)	AST Dimensional Global Core Allocation Portfolio (1)
Prudential SP International Growth Portfolio (Class I) (1)	AST Bond Portfolio 2031 (6)
AST Cohen & Steers Realty Portfolio (1)	Fidelity® VIP Contrafund℠ Portfolio (Initial Class) (7)
AST J.P. Morgan Strategic Opportunities Portfolio (1)	Fidelity® VIP Growth Opportunities Portfolio (Initial Class) (7)
AST T. Rowe Price Large-Cap Value Portfolio (1)	Fidelity® VIP Growth Portfolio (Initial Class) (7)
AST High Yield Portfolio (1)	Fidelity® VIP Investment Grade Bond Portfolio (Initial Class) (7)
AST Small-Cap Growth Opportunities Portfolio (1)	MFS® New Discovery Series (Initial Class) (7)
AST WEDGE Capital Mid-Cap Value Portfolio (1)	MFS® Total Return Series (Initial Class) (7)
AST Small-Cap Value Portfolio (1)	MFS® Total Return Bond Series (Initial Class) (7)
AST Mid-Cap Growth Portfolio (1)	Vanguard Equity Index Portfolio (7)
AST Hotchkis & Wiley Large-Cap Value Portfolio (1)	Vanguard Global Bond Index (7)
AST Loomis Sayles Large-Cap Growth Portfolio (1)	Vanguard Mid-Cap Index Portfolio (7)
AST MFS Growth Portfolio (1)	Vanguard Real Estate Index Portfolio (7)
AST Neuberger Berman/LSV Mid-Cap Value Portfolio (1)	Vanguard Total Bond Market Index Portfolio (7)
AST BlackRock Low Duration Bond Portfolio (1)	Vanguard Total International Stock Index Portfolio (7)
AST QMA US Equity Alpha Portfolio (1)	Vanguard Total Stock Market Index Portfolio (7)
AST T. Rowe Price Natural Resources Portfolio (1)	Vanguard Balanced Portfolio (7)
AST T. Rowe Price Asset Allocation Portfolio (1)	Vanguard Conservative Allocation Portfolio (7)
AST MFS Global Equity Portfolio (1)	Vanguard Growth Portfolio (7)
AST J.P. Morgan International Equity Portfolio (1)	Vanguard High Yield Bond Portfolio (7)
AST Templeton Global Bond Portfolio (5)	Vanguard Moderate Allocation Portfolio (7)
AST Wellington Management Hedged Equity Portfolio (1)	Vanguard Short-Term Investment Grade Portfolio (7)
AST Capital Growth Asset Allocation Portfolio (1)	American Funds IS Asset Allocation Fund (Class 1) (7)
AST Academic Strategies Asset Allocation Portfolio (1)	American Funds IS Blue Chip Income and Growth Fund (Class 1) (7)
AST Balanced Asset Allocation Portfolio (1)	American Funds IS Bond Fund (Class 1) (7)
AST Preservation Asset Allocation Portfolio (1)	American Funds IS Growth Fund (Class 1) (7)
AST Fidelity Institutional AM℠ Quantitative Portfolio (1)	American Funds IS Growth-Income Fund (Class 1) (7)
AST Prudential Growth Allocation Portfolio (1)	American Funds IS U.S. Government/AAA-Rated Securities Fund (Class 1) (7)
AST Advanced Strategies Portfolio (1)	BlackRock Basic Value V.I. Fund (Class I) (7)
AST T. Rowe Price Large-Cap Growth Portfolio (1)	BlackRock Capital Appreciation V.I. Fund (Class I) (7)
A160

AST Government Money Market Portfolio (1)	BlackRock Equity Dividend V.I. Fund (Class I) (7)
AST Small-Cap Growth Portfolio (1)	BlackRock Global Allocation V.I. Fund (Class I) (7)
AST BlackRock/Loomis Sayles Bond Portfolio (1)	DFA VA Global Bond Portfolio (7)
AST International Value Portfolio (1)	DFA VA Short-Term Fixed Portfolio (7)
AST International Growth Portfolio (1)	DFA VA U.S. Large Value Portfolio (7)
AST Investment Grade Bond Portfolio (1)	DFA VA U.S. Targeted Value Portfolio (7)
AST Western Asset Core Plus Bond Portfolio (1)	Fidelity® VIP Balanced Portfolio Initial Class) (7)
AST Cohen & Steers Global Realty Portfolio (1)	Fidelity® VIP Consumer Discretionary Portfolio (Initial Class) (7)
AST Emerging Markets Equity Portfolio (1)	Fidelity® VIP Disciplined Small Cap Portfolio (Initial Class) (7)
AST Goldman Sachs Small-Cap Value Portfolio (1)	Fidelity® VIP Emerging Markets Portfolio (Initial Class) (7)
AST AllianzGI World Trends Portfolio (1)	Fidelity® VIP Financial Services Portfolio (Initial Class) (7)
AST J.P. Morgan Global Thematic Portfolio (1)	Fidelity® VIP Floating Rate High Income Portfolio (Initial Class) (7)
AST Goldman Sachs Multi-Asset Portfolio (1)	Fidelity® VIP Health Care Portfolio (Initial Class) (7)
ProFund VP Consumer Services (1)	Fidelity® VIP Industrials Portfolio (Initial Class) (7)
ProFund VP Consumer Goods (1)	Fidelity® VIP International Capital Appreciation Portfolio (Initial Class) (7)
ProFund VP Financials (1)	Fidelity® VIP Mid Cap Portfolio (Initial Class) (7)
ProFund VP Health Care (1)	Fidelity® VIP Strategic Income Portfolio (Initial Class) (7)
ProFund VP Industrials (1)	Fidelity® VIP Technology Portfolio (Initial Class) (7)
ProFund VP Mid-Cap Growth (1)	Fidelity® VIP Utilities Portfolio (Initial Class) (7)
ProFund VP Mid-Cap Value (1)	ClearBridge Variable Mid Cap Portfolio (Class I) (7)
ProFund VP Real Estate (1)	ClearBridge Variable Small Cap Growth Portfolio (Class I) (7)
ProFund VP Small-Cap Growth (1)	Western Asset Core Plus VIT Portfolio (Class I) (7)
ProFund VP Small-Cap Value (1)	Western Asset Variable Global High Yield Bond Portfolio (Class I) (7)
ProFund VP Telecommunications (1)	MFS® Mid Cap Growth Series (Initial Class) (7)
ProFund VP Utilities (1)	MFS® International Intrinsic Value Portfolio (Initial Class) (7)
ProFund VP Large-Cap Growth (1)	MFS® Massachusetts Investors Growth Stock Portfolio (Initial Class) (7)
ProFund VP Large-Cap Value (1)	MFS® International Growth Portfolio (Service Shares) (8)
AST Jennison Large-Cap Growth Portfolio (1)	MFS® Massachusetts Investors Growth Stock Portfolio (Service Shares) (8)
AST Bond Portfolio 2020 (2)	MFS® Technology Portfolio (Service Shares) (8)
AST Bond Portfolio 2021 (1)	MFS® Investors Trust Series (Service Shares) (8)
Wells Fargo VT International Equity Fund (Class 1) (1)	MFS® Mid Cap Growth Series (Service Shares) (8)
A161

Wells Fargo VT Omega Growth Fund (Class 1) (1)	MFS® New Discovery Series (Service Shares) (8)
Wells Fargo VT Small Cap Growth Fund (Class 1) (1)	MFS® Research Series (Service Shares) (8)
AST Bond Portfolio 2022 (1)	MFS® Total Return Bond Series (Service Shares) (8)
AST Quantitative Modeling Portfolio (1)	MFS® Total Return Series (Service Shares) (8)
AST BlackRock Global Strategies Portfolio (1)	MFS® Utilities Series (Service Shares) (8)
Wells Fargo VT Opportunity Fund (Class 1) (1)	Fidelity® VIP Contrafund® Portfolio (Service Class 2) (9)
AST Prudential Core Bond Portfolio (1)	American Funds IS Asset Allocation Fund (Class 4) (9)
AST Bond Portfolio 2023 (1)	American Funds IS Blue Chip Income and Growth Fund (Class 4) (9)
AST MFS Growth Allocation Portfolio (1)	American Funds IS Bond Fund (Class 4) (9)
AST Western Asset Emerging Markets Debt Portfolio (1)	American Funds IS Global Growth and Income Fund (Class 4) (9)
AST MFS Large-Cap Value Portfolio (1)	American Funds IS Global Small Capitalization Fund (Class 4) (9)
AST Bond Portfolio 2024 (1)	American Funds IS Growth Fund (Class 4) (9)
AST AQR Emerging Markets Equity Portfolio (4)	American Funds IS Growth-Income Fund (Class 4) (9)
AST ClearBridge Dividend Growth Portfolio (1)	American Funds IS International Fund (Class 4) (9)
AST Multi-Sector Fixed Income Portfolio (1)	American Funds IS New World Fund® (Class 4) (9)
AST AQR Large-Cap Portfolio (4)	BlackRock Advantage Large Cap Core V.I. Fund (Class III) (9)
AST Large-Cap Core Portfolio (1)	BlackRock Advantage Large Cap Value V.I. Fund (Class III) (9)
AST Bond Portfolio 2025 (1)	BlackRock Basic Value V.I. Fund (Class III) (9)
AST T. Rowe Price Growth Opportunities Portfolio (1)	BlackRock Capital Appreciation V.I. Fund (Class III) (9)
AST Goldman Sachs Global Growth Allocation Portfolio (3)	BlackRock Equity Dividend V.I. Fund (Class III) (9)
AST T. Rowe Price Diversified Real Growth Portfolio (1)	BlackRock Large Cap Focus Growth V.I. Fund (Class III) (9)
AST Prudential Flexible Multi-Strategy Portfolio (1)	Fidelity® VIP Balanced Portfolio (Service Class 2) (9)
AST Franklin Templeton K2 Global Absolute Return Portfolio (3)	Fidelity® VIP Growth Opportunities Portfolio (Service Class 2) (9)
AST Managed Equity Portfolio (3)	Fidelity® VIP Health Care Portfolio (Service Class 2) (9)
AST Managed Fixed Income Portfolio (3)

A162

(1)Statement of net assets as of December 31, 2020, statement of operations for the year ended December 31, 2020 and statement of changes in net assets for the years ended December 31, 2020 and 2019.
(2)Statement of net assets as of December 31, 2020 (date of liquidation), statement of operations for the year ended December 31, 2020 and statement of changes in net assets for the years ended December 31, 2020 and 2019.

(3)Statement of net assets as of April 24, 2020 (date of merger), statement of operations for the period January 1, 2020 to April 24, 2020 and statement of changes in net assets for the period January 1, 2020 to April 24, 2020 and for the year ended December 31, 2019.

(4)Statement of net assets as of August 14, 2020 (date of merger), statement of operations for the period January 1, 2020 to August 14, 2020 and statement of changes in net assets for the period January 1, 2020 to August 14, 2020 and for the year ended December 31, 2019.

(5)Statement of net assets as of November 13, 2020 (date of merger), statement of operations for the period January 1, 2020 to November 13, 2020 and statement of changes in net assets for the period January 1, 2020 to November 13, 2020 and for the year ended December 31, 2019.

(6)Statement of net assets as of December 31, 2020, statement of operations and statement of changes in net assets for the period January 2, 2020 (commencement of operations) to December 31, 2020.
(7)Statement of net assets as of December 31, 2020, statement of operations and statement of changes in net assets for the period February 24, 2020 (commencement of operations) to December 31, 2020.
(8)Statement of net assets as of December 31, 2020, statement of operations and statement of changes in net assets for the period April 27, 2020 (commencement of operations) to December 31, 2020.
(9)Statement of net assets as of December 31, 2020, statement of operations and statement of changes in net assets for the period August 17, 2020 (commencement of operations) to December 31, 2020.

Basis for Opinions

These financial statements are the responsibility of the Pruco Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 5, 2021

We have served as the auditor of one or more of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account since 1996.
A163

PRUCO LIFE INSURANCE COMPANY
CONSOLIDATED FINANCIAL STATEMENTS INDEX

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Pruco Life Insurance Company (together with its consolidated subsidiary, the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2020, of the Company’s internal control over financial reporting, based on the framework established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO"). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2020.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 19, 2021

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Financial Position
December 31, 2020 and 2019 (in thousands, except share amounts)

	December 31, 2020	December 31, 2019
ASSETS
Fixed maturities, available-for-sale, at fair value (allowance for credit losses: 2020-$2,339) (amortized cost: 2020 – $6,157,371; 2019 – $5,283,266)	$7,012,631	$5,681,970
Fixed maturities, trading, at fair value (amortized cost: 2020 – $73,413; 2019 – $59,995)	82,482	59,964
Equity securities, at fair value (cost: 2020 – $105,508; 2019 – $6,360)	108,457	10,494
Policy loans	1,323,681	1,314,064
Short-term investments	49,997	0
Commercial mortgage and other loans (net of $4,552 and $1,768 allowance for credit losses at December 31, 2020 and December 31, 2019, respectively)(1)	1,288,846	1,239,885
Other invested assets (includes $94,939 and $87,456 measured at fair value at December 31, 2020 and 2019, respectively)	520,955	429,558
Total investments	10,387,049	8,735,935
Cash and cash equivalents	426,979	563,199
Deferred policy acquisition costs(1)	2,433,936	1,855,698
Accrued investment income	93,613	89,448
Reinsurance recoverables(1)	48,367,096	40,710,159
Receivables from parent and affiliates	266,473	271,981
Income taxes receivable(1)	175,024	102,652
Other assets	417,508	441,543
Separate account assets	145,740,422	138,387,772
TOTAL ASSETS	$208,308,100	$191,158,387
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits(1)	$32,889,181	$25,258,673
Policyholders’ account balances(1)	23,857,574	22,878,823
Cash collateral for loaned securities	2,725	7,529
Short-term debt to affiliates	0	2,845
Payables to parent and affiliates	75,990	216,842
Other liabilities(1)	1,694,492	1,390,876
Separate account liabilities	145,740,422	138,387,772
Total liabilities	204,260,384	188,143,360
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 14)
EQUITY
Common stock ($10 par value; 1,000,000 shares authorized; 250,000 shares issued and outstanding)	2,500	2,500
Additional paid-in capital	1,726,690	1,153,632
Retained earnings	1,772,398	1,577,453
Accumulated other comprehensive income (loss)	546,128	281,442
Total equity	4,047,716	3,015,027
TOTAL LIABILITIES AND EQUITY	$208,308,100	$191,158,387
(1) December 31, 2020 amounts include the impacts of the January 1, 2020 adoption of ASU 2016-13. See Note 2 for details.
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2020, 2019, and 2018 (in thousands)

	2020	2019	2018
REVENUES
Premiums	$92,176	$28,544	$50,808
Policy charges and fee income	624,320	544,156	533,327
Net investment income	367,350	393,797	325,287
Asset administration fees	19,138	16,056	14,368
Other income	83,256	83,560	72,964
Realized investment gains (losses), net	(62,976)	(116,749)	(167,278)
TOTAL REVENUES	1,123,264	949,364	829,476
BENEFITS AND EXPENSES
Policyholders’ benefits	298,149	153,074	149,499
Interest credited to policyholders’ account balances	233,375	187,229	171,993
Amortization of deferred policy acquisition costs	140,562	113,318	135,826
General, administrative and other expenses	383,043	336,959	314,371
TOTAL BENEFITS AND EXPENSES	1,055,129	790,580	771,689
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	68,135	158,784	57,787
Income tax expense (benefit)	(130,248)	(59,132)	(52,641)
INCOME (LOSS) FROM OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	198,383	217,916	110,428
Equity in earnings of operating joint venture, net of taxes	(1,686)	(917)	(1,790)
NET INCOME (LOSS)	$196,697	$216,999	$108,638
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	599	9,572	(17,745)
Net unrealized investment gains (losses)	334,893	381,447	(259,981)
Total	335,492	391,019	(277,726)
Less: Income tax expense (benefit) related to other comprehensive income (loss)	70,806	81,281	(55,174)
Other comprehensive income (loss), net of taxes	264,686	309,738	(222,552)
Comprehensive income (loss)	$461,383	$526,737	$(113,914)
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Equity
Years Ended December 31, 2020, 2019 and 2018 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity
Balance, December 31, 2017	$2,500	$1,141,092	$1,526,310	$165,346	$2,835,248
Cumulative effect of adoption of ASU 2016-01			7,936	(1,539)	6,397
Cumulative effect of adoption of ASU 2018-02			(30,449)	30,449	0
Contributed capital		5,500			5,500
Dividend to parent			0		0
Contributed (distributed) capital-parent/child asset transfers		0			0
Comprehensive income:
Net income (loss)			108,638		108,638
Other comprehensive income (loss), net of tax				(222,552)	(222,552)
Total comprehensive income (loss)					(113,914)
Balance, December 31, 2018	2,500	1,146,592	1,612,435	(28,296)	2,733,231
Cumulative effect of adoption of accounting changes(1)			(1,981)		(1,981)
Contributed capital		5,900			5,900
Dividend to parent			(250,000)		(250,000)
Contributed (distributed) capital-parent/child asset transfers		1,140			1,140
Comprehensive income:
Net income (loss)			216,999		216,999
Other comprehensive income (loss), net of tax				309,738	309,738
Total comprehensive income (loss)					526,737
Balance, December 31, 2019	2,500	1,153,632	1,577,453	281,442	3,015,027
Cumulative effect of adoption of accounting changes(2)			(1,752)		(1,752)
Contributed capital		575,000			575,000
Dividend to parent			0		0
Contributed (distributed) capital-parent/child asset transfers		(1,942)			(1,942)
Comprehensive income:
Net income (loss)			196,697		196,697
Other comprehensive income (loss), net of tax				264,686	264,686
Total comprehensive income (loss)					461,383
Balance, December 31, 2020	$2,500	$1,726,690	$1,772,398	$546,128	$4,047,716
(1) Includes the impact from the adoption of ASU 2017-08 and 2017-12.
(2) Includes the impact from the adoption of ASU 2016-13. See Note 2.
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2020, 2019 and 2018 (in thousands)

	2020	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$196,697	$216,999	$108,638
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Policy charges and fee income(1)	(81,850)	(53,158)	(49,038)
Interest credited to policyholders’ account balances	233,375	187,229	171,993
Realized investment (gains) losses, net	62,976	116,749	167,278
Amortization and other non-cash items	(102,443)	(81,847)	(43,259)
Change in:
Future policy benefits	2,658,195	2,538,263	1,843,825
Reinsurance recoverables	(2,440,532)	(2,739,573)	(1,832,092)
Accrued investment income	(4,165)	(1,170)	(5,937)
Net payables to/receivables from parent and affiliates	(145,743)	(7,175)	18,457
Deferred policy acquisition costs	(617,907)	(338,455)	(211,059)
Income taxes	(142,196)	(138,706)	(28,950)
Derivatives, net	10,969	143,004	(44,585)
Other, net	(6,498)	(22,573)	(4,487)
Cash flows from (used in) operating activities	(379,122)	(180,413)	90,784
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	385,245	948,693	561,340
Equity securities	5,043	29,532	6,008
Policy loans	174,208	162,744	153,124
Ceded policy loans	(12,863)	(11,953)	(15,131)
Short-term investments	371,508	51,117	13,404
Commercial mortgage and other loans	123,124	144,512	64,261
Other invested assets	16,280	18,599	19,527
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(1,269,808)	(940,605)	(875,672)
Fixed maturities, trading	(13,418)	(15,235)	(6,481)
Equity securities	(99,871)	(110)	(5,039)
Policy loans	(137,133)	(196,508)	(179,968)
Ceded policy loans	20,053	19,790	17,036
Short-term investments	(421,495)	(51,113)	(13,430)
Commercial mortgage and other loans	(165,398)	(171,762)	(199,847)
Other invested assets	(74,231)	(84,762)	(70,902)
Notes receivable from parent and affiliates, net	905	15,980	(2,464)
Derivatives, net	(4,048)	(4,056)	639
Other, net	2,290	(6,342)	(2,880)
Cash flows from (used in) investing activities	(1,099,609)	(91,479)	(536,475)
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	4,775,163	5,407,620	5,093,239
Ceded policyholders’ account deposits	(3,479,973)	(3,537,492)	(3,230,005)
Policyholders’ account withdrawals	(3,291,806)	(3,568,340)	(3,135,714)
Ceded policyholders’ account withdrawals	2,709,182	2,431,701	2,022,519
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(4,804)	(3,534)	(22,106)
Dividend to parent	0	(250,000)	0
Contributed Capital	575,000	0	0
Contributed (distributed) capital - parent/child asset transfers	(2,458)	1,443	0
Net change in financing arrangements (maturities 90 days or less)	(2,845)	2,845	0

Drafts outstanding	40,514	7,150	(10,334)
Other, net(1)	24,538	(73,142)	(67,637)
Cash flows from (used in) financing activities	1,342,511	418,251	649,962
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(136,220)	146,359	204,271
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	563,199	416,840	212,569
CASH AND CASH EQUIVALENTS, END OF YEAR	$426,979	$563,199	$416,840
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (refund)	$11,948	$79,574	$(23,684)
Interest paid	$2,783	$3,204	$3,099
(1) Prior period amounts have been revised to correct an error. See Note 16 for details.
Significant Non-Cash Transactions
There were no significant non-cash transactions for the years ended December 31, 2020, 2019 and 2018.

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

1. BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company, (“Pruco Life”) is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”), which in turn is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Pruco Life is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York, and sells such products primarily through affiliated and unaffiliated distributors.

Pruco Life has one wholly-owned insurance subsidiary, Pruco Life Insurance Company of New Jersey, (“PLNJ”). PLNJ is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only. Pruco Life and its subsidiary are together referred to as the "Company", "we" or "our" and all financial information is shown on a consolidated basis.

Basis of Presentation

The Consolidated Financial Statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition cost ("DAC") and related amortization; policyholders' account balances related to the fair value of embedded derivative instruments associated with the index-linked features of certain universal life products; valuation of investments including derivatives, measurement of allowance for credit losses, and the recognition of other-than-temporary impairments ("OTTI"); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters.

COVID-19

Beginning in the first quarter of 2020, the outbreak of the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets, and has adversely impacted, and may continue to adversely impact, the Company’s results of operations, financial condition and cash flows. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. The risks may have manifested, and may continue to manifest, in the Company’s financial statements in the areas of, among others, i) investments: increased risk of loss on the Company's investments due to default or deterioration in credit quality or value; and ii) insurance liabilities and related balances: potential changes to assumptions regarding investment returns, mortality and policyholder behavior which are reflected in the Company's insurance liabilities and certain related balances (e.g., DAC, etc.). The Company cannot predict what impact the COVID-19 pandemic will ultimately have on the global economy, markets or its businesses.

Out of Period Adjustment

During the third quarter of 2020, the Company recorded an out of period adjustment which resulted in a net decrease of $7 million to "Income (loss) from operations before income taxes and equity in earnings of operating joint venture" for the year ended December 31, 2020. This adjustment primarily increased “General, administrative and other expenses” and relates to a correction of inputs to certain actuarial calculations which resulted in an overstatement of deferred policy acquisition costs. Management has evaluated the impact of all out of period adjustments, both individually and in the aggregate, and concluded that they are not material to any current or previously reported quarterly or annual financial statements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Revision to Prior Period Consolidated Financial Statements

The Company identified an error in the presentation of certain cash flow activity related to policyholders' account balances that impacted several line items within previously issued Consolidated Statements of Cash Flows. Prior period amounts have been revised in the financial statements to correct this error. Management evaluated these adjustments and concluded they were not material to any previously reported quarterly or annual financial statements. See Note 16 for a more detailed description of the revision and for comparisons of amounts previously reported to the revised amounts.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

ASSETS

Fixed maturities, available-for-sale, at fair value ("AFS debt securities") includes bonds, notes and redeemable preferred stock that are carried at fair value. See Note 5 for additional information regarding the determination of fair value. The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity or, if applicable, call date.

AFS debt securities, where fair value is below amortized cost, are reviewed quarterly to determine whether the amortized cost basis of the security is recoverable. For mortgage-backed and asset-backed AFS debt securities, a credit impairment will be recognized to the extent the amortized cost exceeds the net present value of projected future cash flows (the “net present value”) for the security. For all other AFS debt securities, qualitative factors are first considered including, but not limited to, the extent of the decline and the reasons for the decline in value (e.g., credit events, currency or interest-rate related, including general credit spread widening), and the financial condition of the issuer. If analysis of these qualitative factors results in the security needing to be impaired, the credit impairment will be measured as the extent to which the amortized cost exceeds the net present value. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the AFS debt security at the date of acquisition.

Credit impairment is recognized as an allowance for credit losses and reported in “Realized investment gains (losses), net.” Once the Company has deemed all or a portion of the amortized cost uncollectible, the allowance is removed from the balance sheet by writing down the amortized cost basis of the AFS debt security.

The Company adopted Accounting Standards Update ("ASU") 2016-13, and related ASUs, effective January 1, 2020. See “Recent Accounting Pronouncements” in this Note for additional information about the adoption. Prior to the adoption of ASU 2016-13, credit impairments were recognized as a direct write down to the cost basis of the security.

Interest income, including amortization of premium and accretion of discount, are included in “Net investment income” under the effective yield method. Prepayment premiums are also included in “Net investment income.”

For high credit quality mortgage-backed and asset-backed AFS debt securities (those rated AA or above), the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to “Net investment income” in accordance with the retrospective method.

For mortgage-backed and asset-backed AFS debt securities rated below AA, the effective yield is adjusted prospectively for any changes in the estimated timing and amount of cash flows unless the investment is purchased with credit deterioration or an allowance is currently recorded for the respective security. If an investment is impaired, any changes in the estimated timing and amount of cash flows will be recorded as the credit impairment, as opposed to a yield adjustment. If the asset is purchased with credit deterioration (or previously impaired) the effective yield will be adjusted if there are favorable changes in cash flows subsequent to the allowance being reduced to zero. Prior to the adoption of ASU 2016-13, the effective yield was adjusted prospectively unless an impairment was recorded in the current period.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

For mortgage-backed and asset-backed AFS debt securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. These assumptions can significantly impact income recognition and the amount of impairment recognized in earnings and other comprehensive income (loss) (“OCI”). The payment priority of the respective security is also considered. For all other AFS debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The Company may use the estimated fair value of collateral, if any, as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an allowance for losses is recognized in earnings for the difference between amortized cost and the net present value and is limited to the difference between amortized cost and fair value of the AFS debt security. Any difference between the fair value and the net present value of the debt security at the impairment measurement date remains in OCI. Changes in the allowance for losses are reported in “Realized investment gains (losses), net.”

When an AFS debt security’s fair value is below amortized cost and (1) the Company has the intent to sell the AFS debt security, or (2) it is more likely than not the Company will be required to sell the AFS debt security before its anticipated recovery, the amortized cost basis of the AFS debt security is written down to fair value and any previously recognized allowance is reversed. The impairment is reported in “Realized investment gains (losses), net.”

The associated unrealized gains and losses, net of tax, and the effect on DAC, deferred sales inducements ("DSI"), future policy benefits and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”). Each of these balances is discussed in greater detail below.

Fixed maturities, trading, at fair value consists of fixed maturities that are carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income,” and interest and dividend income from these investments is reported in “Net investment income”.

Equity securities, at fair value is comprised of common stock and mutual fund shares that are carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income,” and dividend income is reported in “Net investment income” on the ex-dividend date.

Effective January 1, 2018, the Company adopted ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities using a modified retrospective method. Adoption of this ASU impacted the Company’s accounting and presentation related to equity investments. The most significant impact is that the changes in fair value of equity securities previously classified as “available-for-sale” are reported in net income within “Other income” in the Consolidated Statements of Operations. The impact of this standard resulted in an increase to retained earnings of $7.9 million, a reduction to AOCI of $1.5 million, and an increase to equity of $6.4 million upon adoption on January 1, 2018.

Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value or amortized cost that approximates fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Commercial mortgage and other loans consist of commercial mortgage loans and agricultural property loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of the current expected credit loss ("CECL") allowance. Certain off-balance sheet credit exposures (e.g., indemnification of serviced mortgage loans, and certain unfunded mortgage loan commitments where the Company cannot unconditionally cancel the commitment) are also subject to a CECL allowance. See Note 14 for additional information.

Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income.”

The CECL allowance represents the Company’s best estimate of expected credit losses over the remaining life of the assets or off-balance sheet credit exposures. The determination of the allowance considers historical credit loss experience, current conditions, and reasonable and supportable forecasts. Prior to the adoption of ASU 2016-13, the allowance was based upon credit losses that were probable of occurring for recognized loans, not an estimate of credit losses that may occur over the remaining life of the asset.

The allowance is calculated separately for commercial mortgage loans, agricultural mortgage loans, other collateralized and uncollateralized loans. For commercial mortgage and agricultural mortgage loans, the allowance is calculated using an internally developed CECL model.

Key inputs to the CECL model include unpaid principal balances, internal credit ratings, annual expected loss factors, average lives of the loans adjusted for prepayment considerations, current and historical interest rate assumptions, and other factors influencing the Company’s view of the current stage of the economic cycle and future economic conditions. Subjective considerations include a review of whether historical loss experience is representative of current market conditions and the Company’s view of the credit cycle. Model assumptions and factors are reviewed and updated as appropriate. Information about certain key inputs is detailed below.

Key factors in determining the internal credit ratings for commercial mortgage and agricultural mortgage loans include loan-to-value and debt-service-coverage ratios. Other factors include amortization, loan term, and estimated market value growth rate and volatility for the property type and region. The loan-to-value ratio compares the carrying amount of the loan to the fair value of the underlying property or properties collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the carrying amount of the loan exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the carrying amount of the loan. The debt service coverage ratio is a property’s net operating income as a percentage of its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 times indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

Annual expected loss rates are based on historical default and loss experience factors. Using average lives, the annual expected loss rates are converted into life-of-loan loss expectations.

When individual loans no longer have the credit risk characteristics of the commercial or agricultural mortgage loan pools, they are removed from the pools and are evaluated individually for an allowance. The allowance is determined based on the outstanding loan balance less the present value of expected future cash flows discounted at the loan’s effective interest rate or the fair value of the collateral if the loan is collateral dependent.

The CECL allowance on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. The change in allowance is reported in “Realized investment gains (losses), net.” As it relates to unfunded commitments that are in scope of this guidance, the CECL allowance is reported in “Other liabilities,” and the change in the allowance is reported in “Realized investment gains (losses), net.”

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The CECL allowance for other collateralized and uncollateralized loans (e.g., corporate loans) carried at amortized cost is determined based on probability of default and loss given default assumptions by sector, credit quality and average lives of the loans. Additions to or releases of the allowance are reported in “Realized investment gains (losses), net.”

Once the Company has deemed a portion of the amortized costs to be uncollectible, the uncollectible portion of allowance is removed from the balance sheet by writing down the amortized cost basis of the loan. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Interest received on loans that are past due is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged against interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring (“TDR”). These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a TDR. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a TDR as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a TDR. When there is a reasonable expectation that the Company will execute a TDR, all effects of the potential restructuring are considered for the estimation of the CECL allowance.

When a loan is modified in a TDR, the CECL allowance of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance is adjusted accordingly. The loan will be evaluated to determine whether the loan no longer has similar credit risk characteristics of the commercial or agricultural mortgage loan pools and need to be evaluated for an allowance on an individual basis. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loan.

In a TDR where the Company receives assets in full satisfaction of the debt, any CECL allowance is reversed and a direct write-down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for credit impairment based on the CECL allowance process noted above.

Other invested assets consist of the Company’s non-coupon investments in limited partnerships and limited liability companies ("LPs/LLCs"), other than operating joint ventures, as well as derivative assets. LPs/LLCs interests are accounted for using either the equity method of accounting, or at fair value with changes in fair value reported in “Other income”. The Company’s income from investments in LPs/LLCs accounted for using the equity method, other than the Company’s investments in operating joint ventures, is included in “Net investment income”. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three-month lag. For the investments reported at fair value with changes in fair value reported in current earnings, the associated realized and unrealized gains and losses are reported in “Other income”.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, investments in joint ventures and limited partnerships and other types of investments, as well as changes to the allowance for credit losses recognized in earnings. Realized investment gains and losses also reflect fair value changes on commercial mortgage loans carried at fair value, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Fixed maturities, available-for-sale, at fair value,” and receivables related to securities purchased under agreements to resell (see also "Securities sold under agreements to purchase" below.) The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents. These assets are generally carried at fair value or amortized cost which approximates fair value.

Deferred policy acquisition costs are costs directly related to the successful acquisition of new and renewal insurance and annuity business that have been deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully acquired contracts. In each reporting period, capitalized DAC is amortized to “Amortization of DAC," net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions; however, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of variable annuity contracts, and index-linked crediting features of certain universal life contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial, a United States Securities and Exchange Commission (the "SEC") registrant, and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 9. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. Total gross profits include both actual gross profits and estimates of gross profits for future periods. The Company regularly evaluates and adjusts DAC balances with a corresponding charge or credit to current period earnings, representing a cumulative adjustment to all prior periods’ amortization, for the impact of actual gross profits and changes in the Company's projections of estimated future gross profits. Adjustments to DAC balances include: (i) annual review of assumptions that reflect the comprehensive review of the assumptions used in estimating gross profits for future periods (ii) quarterly adjustments for current period experience (also referred to as “experience true-up” adjustments) that reflect the impact of differences between actual gross profits for a given period and the previously estimated expected gross profits for that period and (iii) quarterly adjustments for market performance (also referred to as “experience unlocking”) that reflect the impact of changes to the Company's estimate of total gross profits to reflect actual fund performance and market conditions.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 6 for additional information regarding DAC.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received.

Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates and third party reinsurers, and are reported on the Consolidated Statements of Financial Position net of the CECL allowance. The CECL allowance considers the credit quality of the reinsurance counterparty and is generally determined based on the probability of default and loss given default assumptions, after considering any applicable collateral arrangements. The CECL allowance does not apply to reinsurance recoverables with affiliated counterparties under common control. Additions to or releases of the allowance are reported in “Policyholders’ benefits.” Prior to the adoption of this standard, an allowance for credit losses for reinsurance recoverables was established only when it was deemed probable that a reinsurer may fail to make payments to us in a timely manner. For additional information about these arrangements see Note 9.

Income taxes receivable primarily represents the net deferred tax asset and the Company’s estimated taxes receivable for the current year and open audit years.

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members record tax benefits to the extent tax losses or tax credits are recognized in the consolidated federal tax provision.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Consolidated Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax return but have not yet been recognized in the Company’s financial statements.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 10 for a discussion of factors considered when evaluating the need for a valuation allowance.

In December of 2017, SEC staff issued "SAB 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act" ("SAB 118"), which allowed registrants to record provisional amounts during a 'measurement period' not to extend beyond one year. Under the relief provided by SAB 118, a company could recognize provisional amounts when it did not have the necessary information available, prepared or analyzed in reasonable detail to complete its accounting for the change in tax law. See Note 10 for a discussion of refinements to the provisional amount related to The United States Tax Cuts and Jobs Act of 2017 ("Tax Act of 2017") included in “Income tax expense (benefit)” in 2018.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely to be realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company’s liability for income taxes includes a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 10 for additional information regarding income taxes.

Effective January 1, 2018, the Company adopted ASU 2018-02, Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income (Loss), which allowed a reclassification from AOCI to retained earnings for stranded effects resulting from the Tax Act of 2017. The Company elected to apply the ASU subsequent to recording the adoption impacts of ASU 2016-01 as described above. As a result, the Company reclassified stranded effects resulting from the Tax Act of 2017 by increasing AOCI and decreasing retained earnings, each by $30.4 million upon adoption on January 1, 2018. Stranded effects unrelated to the Tax Act of 2017 are generally released from AOCI when an entire portfolio of the type of item related to the stranded effect is liquidated, sold or extinguished (i.e., portfolio approach).

Other assets consist primarily of premiums due, deferred loss on reinsurance with affiliates, receivables resulting from sales of securities that had not yet settled at the balance sheet date, prepaid tax expenses, and the Company’s investments in operating joint ventures. Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary.

Separate account assets represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities, fixed maturities, and real estate-related investments and are reported at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the contractholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and realized investment gains or losses from separate account assets generally accrue to the contractholders and are not included in the Company’s consolidated results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees”. See Note 8 for additional information regarding separate account arrangements with contractual guarantees. See also “Separate account liabilities” below.

LIABILITIES

Future policy benefits include liabilities related to certain long-duration life and annuity contracts, which are discussed more fully in Note 8. These liabilities represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no-lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 5.

The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on Company experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by recognizing a premium deficiency. A premium deficiency exists when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. If a premium deficiency is recognized, the assumptions without a provision for the risk of adverse deviation as of the premium deficiency test date are locked-in and used in subsequent valuations. The net reserves continue to be subject to premium deficiency testing. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 7 for additional information regarding future policy benefits.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities. See Note 7 for additional information regarding policyholders’ account balances. Policyholders’ account balances also includes amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life products. For additional information regarding the valuation of these embedded derivatives, see Note 5.

Cash collateral for loaned securities represent liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income or to facilitate trading activity. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are primarily used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as "Net investment income".

Securities sold under agreements to repurchase represent liabilities associated with securities repurchase agreements that are used primarily to earn spread income. As part of securities repurchase agreements, the Company transfers U.S. government and government agency securities to a third-party, and receives cash as collateral. For securities repurchase agreements, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities. Receivables associated with securities purchased under agreements to resell are generally reflected as cash equivalents. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third-party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income.”

Other liabilities consist primarily of accrued expenses, reinsurance payables, and technical overdrafts.

Separate account liabilities primarily represent the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also “Separate account assets” above.

Short-term and long-term debt liabilities are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Consolidated Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items for which the Company has the intent and ability to refinance on a long-term basis in the near term. See Note 13 for additional information regarding short-term and long-term debt.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in “Other liabilities”.

REVENUES AND BENEFITS AND EXPENSES

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than universal and variable life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium valuation methodology.

Premiums from single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium methodology.

Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The Company also provides contracts with certain living benefits which are considered embedded derivatives. See Note 5 for information regarding the valuation of these embedded derivatives and Note 8 for additional information regarding these contracts.

Amounts received as payment for universal or variable individual life contracts, deferred fixed or variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.

Policyholders’ account balances also includes amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life products. For additional information regarding the valuation of these embedded derivatives, see Note 5.

Asset administration fees primarily include asset administration fee income received on contractholders’ account balances invested in The Prudential Series Funds, which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust ("AST") (see Note 13). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Other income includes realized and unrealized gains or losses from investments reported as “Fixed maturities, trading, at fair value”, “Equity securities, at fair value,” and “Other invested assets” that are measured at fair value.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

OTHER ACCOUNTING POLICIES

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk ("NPR") used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties, while others are bilateral contracts between two counterparties. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 4, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of cash flow hedges. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within “Other invested assets”, or as liabilities, within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Consolidated Statements of Operations line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. The component of AOCI related to discontinued cash flow hedges is reclassified to the Consolidated Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net”. Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to carry the entire instrument at fair value and report it within “Fixed maturities, trading, at fair value” or “Equity securities, at fair value".

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. Effective April 1, 2016, the Company reinsured the variable annuity base contracts, along with the living benefit guarantees, to Prudential Annuities Life Assurance Corporation ("PALAC"), excluding the PLNJ business, which was reinsured to Prudential Insurance, in each case under a coinsurance and modified coinsurance agreement. See Note 9 for additional information. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits" and “Reinsurance recoverables”. Changes in the fair value are determined using valuation models as described in Note 5 and are recorded in “Realized investment gains (losses), net".

RECENT ACCOUNTING PRONOUNCEMENTS

Changes to U.S. GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of ASUs to the FASB Accounting Standards Codification ("ASC"). The Company considers the applicability and impact of all ASUs. ASUs listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of December 31, 2020, and as of the date of this filing. ASUs not listed below were assessed and determined to be either not applicable or not material.

Adoption of ASU 2016-13

The Company adopted ASU 2016-13, and related ASUs, effective January 1, 2020 using the modified retrospective method for certain financial assets carried at amortized cost and certain off-balance sheet exposures. The modified retrospective method results in a cumulative effect adjustment to opening retained earnings. The Company adopted the guidance related to fixed maturities, available-for-sale on a prospective basis.

This ASU requires the use of a new CECL model to account for expected credit losses on certain financial assets reported at amortized cost (e.g., loans held for investment, reinsurance receivables, etc.) and certain off-balance sheet credit exposures (e.g., indemnification of serviced mortgage loans and certain loan commitments). The guidance requires an entity to estimate lifetime credit losses related to such financial assets and credit exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that may affect the collectability of the reported amounts. The standard also modifies the OTTI guidance for fixed maturities, available-for-sale requiring the use of an allowance rather than a direct write-down of the investment.

The impacts of this ASU on the Company’s Consolidated Financial Statements primarily include (1) A Cumulative Effect Adjustment Upon Adoption; (2) Changes to the Presentation of the Consolidated Statements of Financial Position and Consolidated Statements of Operations; and (3) Changes to Accounting Policies. Each of these impacts is described below.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(1) Cumulative Effect Adjustment Upon Adoption

Adoption of the standard resulted in a cumulative effect adjustment to opening retained earnings in the amount of $1.8 million, primarily related to commercial mortgage and other loans. The impact of adoption is not material to the following financial statement line items: deferred policy acquisition costs; reinsurance recoverables; income taxes receivable; future policy benefits; policyholders' account balances; and other liabilities. The prospective adoption of the portions of the standard related to fixed maturities, available-for-sale resulted in no impact to opening retained earnings.

(2) Changes to the Presentation of the Consolidated Statements of Financial Position and Consolidated Statements of Operations

The allowance for credit losses is presented parenthetically on relevant line items in the Consolidated Statements of Financial Position. In the Consolidated Statements of Operations, realized investment gains (losses), net are presented on one line item and will no longer reflect the breakout of OTTI on fixed maturity securities; OTTI on fixed maturity securities transferred to OCI; and other realized investment gains (losses), net. The presentation of this detail in prior periods is immaterial.

(3) Changes to Accounting Policies

The narrative description of our significant accounting policies at the beginning of this Note reflects our policies as of December 31, 2020, including the policies associated with the adoption of ASU 2016-13.

Other ASUs adopted during the year ended December 31, 2020

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting	This ASU provides optional relief for certain contracts impacted by reference rate reform. The standard permits an entity to consider contract modification due to reference rate reform to be an event that does not require contract remeasurement at the modification date or reassessment of a previous accounting determination. The ASU also temporarily (until December 31, 2022) allows hedge relationships to continue without de-designation upon changes due to reference rate reform.	March 12, 2020 to December 31, 2022 using the prospective method.	This ASU did not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
The Company made the election under ASU 2020-04 for all applicable contracts as they converted from the current reference rate to the new reference rate.

ASU issued but not yet adopted as of December 31, 2020 — ASU 2018-12

ASU 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, was issued by the FASB on August 15, 2018 and is expected to have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements. In October 2019, the FASB issued ASU 2019-09, Financial Services - Insurance (Topic 944): Effective Date to affirm its decision to defer the effective date of ASU 2018-12 to January 1, 2022 (with early adoption permitted), representing a one year extension from the original effective date of January 1, 2021. As a result of the COVID-19 pandemic, in November 2020, the FASB issued ASU 2020-11, Financial Services-Insurance (Topic 944): Effective Date and Early Application to defer for an additional one year the effective date of ASU 2018-12 from January 1, 2022 to January 1, 2023, and to provide transition relief to facilitate the early adoption of the ASU. The transition relief would allow large calendar-year public companies that early adopt ASU 2018-12 to apply the guidance either as of January 1, 2020 or January 1, 2021 (and record transition adjustments as of January 1, 2020 or January 1, 2021, respectively) in the 2022 financial statements. Companies that do not early adopt ASU 2018-12 would apply the guidance as of January 1, 2021 (and record transition adjustments as of January 1, 2021) in the 2023 financial statements. The Company currently intends to adopt ASU 2018-12 effective January 1, 2023. ASU 2018-12 will impact, at least to some extent, the accounting and disclosure requirements for all long-duration insurance and investment contracts issued by the Company. Outlined below are four key areas of change, although there are other less significant changes not noted below. In addition to the impacts to the balance sheet upon adoption, the Company also expects an impact to how earnings emerge thereafter.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

ASU 2018-12 Amended Topic	Description	Method of adoption	Effect on the financial statements or other significant matters
Cash flow assumptions used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products	Requires an entity to review, and if necessary, update the cash flow assumptions used to measure the liability for future policy benefits, for both changes in future assumptions and actual experience, at least annually using a retrospective update method with a cumulative catch-up adjustment recorded in a separate line item in the Consolidated Statements of Operations.	An entity may choose one of two adoption methods for the liability for future policy benefits: (1) a modified retrospective transition method whereby the entity may choose to apply the amendments to contracts in force as of the beginning of the prior year (if early adoption is elected) or as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) a full retrospective transition method.	The options for method of adoption and the impacts of such methods are under assessment.
Discount rate assumption used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products	Requires discount rate assumptions to be based on an upper-medium grade fixed income instrument yield, which will be updated each quarter with the impact recorded through OCI. An entity shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the discount rate assumptions.	As noted above, an entity may choose either a modified retrospective transition method or full retrospective transition method for the liability for future policy benefits. Under either method, for balance sheet remeasurement purposes, the liability for future policy benefits will be remeasured using current discount rates as of either the beginning of the prior year (if early adoption is elected) or the beginning of the earliest period presented with the impact recorded as a cumulative effect adjustment to AOCI.	Upon adoption, under either transition method, there will be an adjustment to AOCI as a result of remeasuring in-force contract liabilities using current upper-medium grade fixed income instrument yields. The adjustment upon adoption will largely reflect the difference between discount rates locked-in at contract inception versus current discount rates at transition. The magnitude of such adjustment is currently being assessed.
Amortization of DAC and other balances	Requires DAC and other balances, such as unearned revenue reserves and DSI, to be amortized on a constant level basis over the expected term of the related contract, independent of expected profitability.	An entity may apply one of two adoption methods: (1) a modified retrospective transition method whereby the entity may choose to apply the amendments to contracts in force as of the beginning of the prior year (if early adoption is elected) or as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) if an entity chooses a full retrospective transition method for its liability for future policy benefits, as described above, it is required to also use a full retrospective transition method for DAC and other balances.	The options for method of adoption and the impacts of such methods are under assessment. Under the modified retrospective transition method, the Company would not expect a significant impact to the balance sheet, other than the impact of the removal of any related amounts in AOCI.
Market Risk Benefits ("MRB")	Requires an entity to measure all market risk benefits (e.g., living benefit and death benefit guarantees associated with variable annuities) at fair value, and record MRB assets and liabilities separately on the Consolidated Statements of Financial Position. Changes in fair value of market risk benefits are recorded in net income, except for the portion of the change in MRB liabilities attributable to changes in an entity’s NPR, which is recognized in OCI.	An entity shall adopt the guidance for market risk benefits using the retrospective transition method, which includes a cumulative-effect adjustment on the balance sheet as of either the beginning of prior year (if early adoption is elected) or the beginning of the earliest period presented. An entity shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the balance of the market risk benefits upon adoption.	Upon adoption, the Company expects an impact to retained earnings for the difference between the fair value and carrying value of benefits not currently measured at fair value (e.g., guaranteed minimum death benefits ("GMDB") on variable annuities) and an impact from reclassifying the cumulative effect of changes in NPR from retained earnings to AOCI. The magnitude of such adjustments is currently being assessed.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

3. INVESTMENTS
Fixed Maturity Securities
The following tables set forth the composition of fixed maturity securities (excluding investments classified as trading), as of the dates indicated:

	December 31, 2020
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$74,946	$2,931	$22	$0	$77,855
Obligations of U.S. states and their political subdivisions	460,003	57,948	0	0	517,951
Foreign government bonds	206,633	44,254	32	0	250,855
U.S. public corporate securities	2,473,440	456,581	587	0	2,929,434
U.S. private corporate securities	919,316	95,793	2,198	855	1,012,056
Foreign public corporate securities	278,717	42,899	886	0	320,730
Foreign private corporate securities	977,539	123,006	7,131	1,484	1,091,930
Asset-backed securities(1)	236,909	1,115	386	0	237,638
Commercial mortgage-backed securities	480,412	40,660	125	0	520,947
Residential mortgage-backed securities(2)	49,456	3,779	0	0	53,235
Total fixed maturities, available-for-sale	$6,157,371	$868,966	$11,367	$2,339	$7,012,631
(1)Includes credit-tranched securities collateralized by loan obligations, credit cards, auto loans, education loans and sub-prime mortgages.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

	December 31, 2019
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$83,622	$2,846	$0	$86,468	$0
Obligations of U.S. states and their political subdivisions	458,152	39,675	0	497,827	0
Foreign government bonds	196,034	26,793	1	222,826	0
U.S. public corporate securities	1,914,503	229,071	2,247	2,141,327	0
U.S. private corporate securities	886,281	44,497	1,006	929,772	0
Foreign public corporate securities	256,843	22,158	385	278,616	0
Foreign private corporate securities	939,603	38,426	19,551	958,478	0
Asset-backed securities(1)	119,602	800	466	119,936	(7)
Commercial mortgage-backed securities	367,848	15,231	163	382,916	0
Residential mortgage-backed securities(2)	60,778	3,050	24	63,804	(131)
Total fixed maturities, available-for-sale	$5,283,266	$422,547	$23,843	$5,681,970	$(138)

(1)Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, education loans and other asset types.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $1.7 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following table sets forth the fair value and gross unrealized losses on available-for-sale fixed maturity securities without an allowance for credit losses aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the date indicated:

	December 31, 2020
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$2,255	$22	$0	$0	$2,255	$22
Foreign government bonds	2,270	32	0	0	2,270	32
U.S. public corporate securities	33,295	341	2,754	246	36,049	587
U.S. private corporate securities	33,806	771	6,659	1,427	40,465	2,198
Foreign public corporate securities	6,432	97	6,464	789	12,896	886
Foreign private corporate securities	2,931	131	85,340	6,657	88,271	6,788
Asset-backed securities	51,914	183	70,503	203	122,417	386
Commercial mortgage-backed securities	17,443	125	0	0	17,443	125
Residential mortgage-backed securities	0	0	0	0	0	0
Total fixed maturities, available-for-sale	$150,346	$1,702	$171,720	$9,322	$322,066	$11,024

The following table sets forth the fair value and gross unrealized losses on fixed maturity securities aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the date indicated:

	December 31, 2019
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
Foreign government bonds	$2,152	$1	$400	$0	$2,552	$1
U.S. public corporate securities	81,622	984	19,206	1,263	100,828	2,247
U.S. private corporate securities	33,264	780	22,143	226	55,407	1,006
Foreign public corporate securities	3,839	23	9,379	362	13,218	385
Foreign private corporate securities	32,800	921	186,693	18,630	219,493	19,551
Asset-backed securities	32,361	243	55,461	223	87,822	466
Commercial mortgage-backed securities	22,153	163	0	0	22,153	163
Residential mortgage-backed securities	3,049	16	692	8	3,741	24
Total fixed maturities, available-for-sale	$211,240	$3,131	$293,974	$20,712	$505,214	$23,843

As of December 31, 2020, the gross unrealized losses on fixed maturity available-for-sale securities without an allowance were composed of $5.0 million related to “1” highest quality or “2” high quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $6.0 million, related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2020, $9.3 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the finance, energy and utility sectors.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

As of December 31, 2019, the gross unrealized losses on fixed maturity securities were composed of $16.0 million related to “1” highest quality or “2” high quality securities based on the NAIC or equivalent rating and $7.8 million related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2019, the $20.7 million of gross unrealized losses of twelve months or more were concentrated in the Company's corporate securities within the finance, energy and consumer non-cyclical sectors.

In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for credit losses related to these fixed maturity securities was not warranted at December 31, 2020. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each security. Gross unrealized losses are primarily attributable to general credit spread widening, increases in interest rates, foreign currency exchange rate movements and the financial condition or near-term prospects of the issuer. As of December 31, 2020, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.

The following table sets forth the amortized cost and fair value of fixed maturities by contractual maturities, as of the date indicated:

	December 31, 2020
	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
Due in one year or less	$132,265	$134,349
Due after one year through five years	701,919	745,249
Due after five years through ten years	1,006,387	1,113,006
Due after ten years	3,550,023	4,208,207
Asset-backed securities	236,909	237,638
Commercial mortgage-backed securities	480,412	520,947
Residential mortgage-backed securities	49,456	53,235
Total fixed maturities, available-for-sale	$6,157,371	$7,012,631

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date.
The following table sets forth the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on write-downs, impairments and the allowance for credit losses of fixed maturities, for the periods indicated:

	Years Ended December 31,
	2020	2019	2018
		(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$81,766	$633,787	$234,617
Proceeds from maturities/prepayments	305,859	314,906	326,664
Gross investment gains from sales and maturities	1,293	59,557	1,370
Gross investment losses from sales and maturities	(1,878)	(3,785)	(11,000)
OTTI recognized in earnings(2)	N/A	(9,034)	(3,710)
Write-downs recognized in earnings(3)	(4,312)	N/A	N/A
(Addition to) release of allowance for credit losses(4)	(2,339)	N/A	N/A

(1)Includes $2.4 million, $0.0 million and $(0.1) million of non-cash related proceeds due to the timing of trade settlements for the years ended December 31, 2020, 2019 and 2018, respectively.
(2)For the years ended December 31, 2019 and 2018, amounts exclude the portion of OTTI amounts remaining in OCI, representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(3)For the year ended December 31, 2020, amounts represent write-downs of credit adverse securities, write-downs on securities approaching maturity related to foreign exchange movements and securities actively marketed for sale.
(4)Effective January 1, 2020, credit losses on available-for-sale fixed maturity securities are recorded within the “allowance for credit losses.”

The following table sets forth the activity in the allowance for credit losses for fixed maturity securities, as of the date indicated:

	Year Ended December 31, 2020
	U.S. Treasury Securities and Obligations of U.S. States	Foreign Government Bonds	U.S. and Foreign Corporate Securities	Asset-Backed Securities	Commercial Mortgage-Backed Securities	Residential Mortgage-Backed Securities	Total
	(in thousands)
Fixed maturities, available-for-sale:
Balance, beginning of year	$0	$0	$0	$0	$0	$0	$0
Additions to allowance for credit losses not previously recorded	0	0	5,672	0	0	0	5,672
Reductions for securities sold during the period	0	0	(3,147)	0	0	0	(3,147)
Addition (reductions) on securities with previous allowance	0	0	(186)	0	0	0	(186)
Write-downs charged against the allowance	0	0	0	0	0	0	0
Balance, end of period	$0	$0	$2,339	$0	$0	$0	$2,339

See Note 2 for additional information about the Company’s methodology for developing our allowance and expected losses.
For the year ended December 31, 2020, the increase in the allowance for credit losses on available-for-sale securities was primarily related to adverse projected cash flows on private corporate securities.
The Company did not have any fixed maturity securities purchased with credit deterioration, as of December 31, 2020.
Equity Securities
The net change in unrealized gains (losses) from equity securities still held at period end, recorded within “Other income,” was $(1.2) million, $(1.0) million and $(2.8) million during the years ended December 31, 2020, 2019 and 2018, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Commercial Mortgage and Other Loans
The following table sets forth the composition of “Commercial mortgage and other loans,” as of the dates indicated:

	December 31, 2020		December 31, 2019
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$364,549	28.2%	$355,175	28.6%
Hospitality	34,069	2.6	31,449	2.5
Industrial	399,017	30.9	299,803	24.1
Office	195,443	15.1	205,498	16.6
Other	138,477	10.7	136,841	11.0
Retail	142,266	11.0	190,690	15.4
Total commercial mortgage loans	1,273,821	98.5	1,219,456	98.2
Agricultural property loans	19,577	1.5	22,197	1.8
Total commercial mortgage and agricultural property loans	1,293,398	100.0%	1,241,653	100.0%
Allowance for credit losses	(4,552)		(1,768)
Total net commercial mortgage and agricultural property loans	$1,288,846		$1,239,885

As of December 31, 2020, the commercial mortgage and agricultural property loans were secured by properties geographically dispersed throughout the United States (with the largest concentrations in California (22%), Texas (13%) and New York (7%)) and included loans secured by properties in Europe (12%), Mexico (3%), and Australia (2%).
The following table sets forth the activity in the allowance for credit losses for commercial mortgage and other loans, as of the dates indicated:

	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Balance at December 31, 2017	$1,728	$66	$1,794
Addition to (release of) allowance for credit losses	298	(27)	271
Balance at December 31, 2018	$2,026	$39	$2,065
Addition to (release of) allowance for credit losses	(283)	(14)	(297)
Balance at December 31, 2019	$1,743	$25	$1,768
Cumulative effect of adoption of ASU 2016-13	2,495	(8)	2,487
Addition to (release of) allowance for expected losses	308	(11)	297
Balance at December 31, 2020	$4,546	$6	$4,552

See Note 2 for additional information about the Company's methodology for developing our allowance and expected losses.
For the year ended December 31, 2020, the increase in the allowance for credit losses on commercial mortgage and other loans was primarily related to the cumulative effect of adoption of ASU 2016-13.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following tables set forth key credit quality indicators based upon the recorded investment gross of allowance for credit losses, as of the dates indicated:

	December 31, 2020
	Amortized Cost by Origination Year
	2020	2019	2018	2017	2016	Prior	Total
	(in thousands)
Commercial mortgage loans
Loan-to-Value Ratio:
0%-59.99%	$10,645	$47,284	$33,443	$92,410	$162,030	$251,903	$597,715
60%-69.99%	69,819	95,331	141,260	52,710	80,875	43,823	483,818
70%-79.99%	63,783	36,099	22,431	32,476	21,178	15,342	191,309
80% or greater	0	0	0	979	0	0	979
Total	$144,247	$178,714	$197,134	$178,575	$264,083	$311,068	$1,273,821
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$128,839	$159,476	$177,098	$171,255	$238,010	$290,741	$1,165,419
1.0 - 1.2x	15,408	10,334	7,134	7,320	26,073	16,418	82,687
Less than 1.0x	0	8,904	12,902	0	0	3,909	25,715
Total	$144,247	$178,714	$197,134	$178,575	$264,083	$311,068	$1,273,821
Agricultural property loans
Loan-to-Value Ratio:
0%-59.99%	$0	$0	$0	$6,486	$0	$13,091	$19,577
60%-69.99%	0	0	0	0	0	0	0
70%-79.99%	0	0	0	0	0	0	0
80% or greater	0	0	0	0	0	0	0
Total	$0	$0	$0	$6,486	$0	$13,091	$19,577
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$0	$0	$0	$6,486	$0	$12,276	$18,762
1.0 - 1.2x	0	0	0	0	0	0	0
Less than 1.0x	0	0	0	0	0	815	815
Total	$0	$0	$0	$6,486	$0	$13,091	$19,577

Commercial mortgage loans
	December 31, 2019
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$655,136	$18,418	$1,097	$674,651
60%-69.99%	354,827	12,799	0	367,626
70%-79.99%	149,448	27,506	0	176,954
80% or greater	0	225	0	225
Total commercial mortgage loans	$1,159,411	$58,948	$1,097	$1,219,456

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Agricultural property loans
	December 31, 2019
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$21,382	$0	$815	$22,197
60%-69.99%	0	0	0	0
70%-79.99%	0	0	0	0
80% or greater	0	0	0	0
Total agricultural property loans	$21,382	$0	$815	$22,197

See Note 2 for additional information about the Company’s commercial mortgage and other loans credit quality monitoring process.

The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

	December 31, 2020
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$1,273,821	$0	$0	$0	$1,273,821	$0
Agricultural property loans	19,577	0	0	0	19,577	0
Total	$1,293,398	$0	$0	$0	$1,293,398	$0

(1)As of December 31, 2020, there were no loans in this category accruing interest.
(2)For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

	December 31, 2019
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$1,219,456	$0	$0	$0	$1,219,456	$0
Agricultural property loans	22,197	0	0	0	22,197	0
Total	$1,241,653	$0	$0	$0	$1,241,653	$0

(1)As of December 31, 2019, there were no loans in this category accruing interest.
(2)For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.
There were no loans on non-accrual status as of December 31, 2020. Loans on non-accrual status did not recognize interest income for the year ended December 31, 2020.
The Company did not have any commercial mortgage and other loans purchased with credit deterioration, as of December 31, 2020.
For both the years ended December 31, 2020 and 2019, there were no commercial mortgage and other loans acquired, other than those through direct origination. For the years ended December 31, 2020 and 2019, there were $0 million and $5 million of commercial mortgage and other loans sold, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Other Invested Assets
The following table sets forth the composition of “Other invested assets,” as of the dates indicated:

	December 31,
	2020	2019
	(in thousands)
Company's investment in separate accounts	$44,018	$46,573
LPs/LLCs:
Equity method:
Private equity	241,493	189,095
Hedge funds	77,311	64,002
Real estate-related	63,194	42,432
Subtotal equity method	381,998	295,529
Fair value:
Private equity	65,436	62,639
Hedge funds	499	562
Real estate-related	10,857	11,707
Subtotal fair value	76,792	74,908
Total LPs/LLCs	458,790	370,437
Derivative instruments	18,147	12,548
Total other invested assets	$520,955	$429,558

Equity Method Investments

The following tables set forth summarized combined financial information for significant LP/LLC interests accounted for under the equity method, including the Company’s investments in operating joint ventures. Changes between periods in the tables below reflect changes in the activities within the operating joint ventures and LPs/LLCs, as well as changes in the Company’s level of investment in such entities.

	December 31,
	2020	2019
	(in thousands)
STATEMENTS OF FINANCIAL POSITION
Total assets(1)	$12,952,942	$26,017,399
Total liabilities(2)	$90,444	$164,080
Partners’ capital	12,862,498	25,853,319
Total liabilities and partners’ capital	$12,952,942	$26,017,399
Total liabilities and partners’ capital included above	$348,267	$325,677
Equity in LP/LLC interests not included above	175,024	114,505
Carrying value	$523,291	$440,182

(1)Amount represents gross assets of each fund where the Company has a significant investment. These assets consist primarily of investments in real estate, investments in securities and other miscellaneous assets.
(2)Amount represents gross liabilities of each fund where the Company has a significant investment. These liabilities consist primarily of third-party-borrowed funds and other miscellaneous liabilities.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Years Ended December 31,
	2020	2019	2018
	(in thousands)
STATEMENTS OF OPERATIONS
Total revenue(1)	$565,409	$819,904	$128,356
Total expenses(2)	(201,644)	(200,666)	(39,040)
Net earnings (losses)	$363,765	$619,238	$89,316
Equity in net earnings (losses) included above	$8,644	$24,971	$(2,470)
Equity in net earnings (losses) of LP/LLC interests not included above	25,859	5,077	(1,452)
Total equity in net earnings (losses)	$34,503	$30,048	$(3,922)

(1)Amount represents gross revenue of each fund where the Company has a significant investment. This revenue consists of income from investments in real estate, investments in securities and other income.
(2)Amount represents gross expenses of each fund where the Company has a significant investment. These expenses consist primarily of interest expense, investment management fees, salary expenses and other expenses.

Accrued Investment Income

The following table sets forth the composition of “Accrued investment income,” as of the date indicated:

December 31, 2020
(in thousands)
Fixed maturities	$54,565
Equity securities	1
Commercial mortgage and other loans	3,610
Policy loans	35,374
Short-term investments and cash equivalents	63
Total accrued investment income	$93,613

There were no write-downs on accrued investment income for the year ended December 31, 2020.

Net Investment Income
The following table sets forth “Net investment income” by investment type, for the periods indicated:

	Years Ended December 31,
	2020	2019	2018
	(in thousands)
Fixed maturities, available-for-sale	$224,262	$235,456	$220,942
Fixed maturities, trading	1,768	1,374	1,105
Equity securities	410	856	885
Commercial mortgage and other loans	50,534	57,886	49,577
Policy loans	70,363	68,485	66,305
Other invested assets	36,684	38,577	2,256
Short-term investments and cash equivalents	3,219	9,266	2,382
Gross investment income	387,240	411,900	343,452
Less: investment expenses	(19,890)	(18,103)	(18,165)
Net investment income	$367,350	$393,797	$325,287

The carrying value of non-income producing assets included $10.5 million in available-for-sale fixed maturities as of December 31, 2020. Non-income producing assets represent investments that had not produced income for the twelve months preceding December 31, 2020.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Realized Investment Gains (Losses), Net
The following table sets forth “Realized investment gains (losses), net” by investment type, for the periods indicated:

	Years Ended December 31,
	2020	2019	2018
	(in thousands)
Fixed maturities(1)	$(7,236)	$46,738	$(13,340)
Commercial mortgage and other loans	(226)	297	(271)
Other invested assets	(287)	(3,400)	849
Derivatives	(55,003)	(160,368)	(154,208)
Short-term investments and cash equivalents	(224)	(16)	(308)
Realized investment gains (losses), net	$(62,976)	$(116,749)	$(167,278)

(1)Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading.
Net Unrealized Gains (Losses) on Investments within AOCI
The following table sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31,
	2020	2019	2018
	(in thousands)
Fixed maturity securities, available-for-sale — with OTTI(1)	$ N/A	$1,568	$(689)
Fixed maturity securities, available-for-sale — all other(1)	N/A	397,136	(44,619)
Fixed maturity securities, available-for-sale with an allowance	0	N/A	N/A
Fixed maturity securities, available-for-sale without an allowance	857,599	N/A	N/A
Derivatives designated as cash flow hedges(2)	(8,112)	26,126	22,122
Affiliated notes	4,024	4,715	810
Other investments(3)	(4,162)	(4,365)	5,055
Net unrealized gains (losses) on investments	$849,349	$425,180	$(17,321)

(1)Effective January 1, 2020, per ASU 2016-13, fixed maturity securities, available-for-sale are no longer required to be disclosed “with OTTI” and “all other.”
(2)For more information on cash flow hedges, see Note 4.
(3)Includes net unrealized gains (losses) on certain joint ventures that are strategic in nature and are included in “Other assets.”
Repurchase Agreements and Securities Lending
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of both December 31, 2020 and 2019, the Company had no repurchase agreements.
The following table sets forth the composition of “Cash collateral for loaned securities,” which represents the liability to return cash collateral received for the following types of securities loaned, as of the dates indicated:

	December 31, 2020			December 31, 2019
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in thousands)
U.S. public corporate securities	$0	$0	$0	$5,048	$0	$5,048
Foreign public corporate securities	2,725	0	2,725	2,481	0	2,481
Total cash collateral for loaned securities(1)	$2,725	$0	$2,725	$7,529	$0	$7,529
(1)The Company did not have any agreements with remaining contractual maturities greater than thirty days, as of the dates indicated.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Securities Pledged, Restricted Assets and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. The following table sets forth the carrying value of investments pledged to third parties and the carrying amount of the associated liabilities supported by the pledged collateral, as of the dates indicated:

	December 31,
	2020	2019
	(in thousands)
Pledged collateral:
Fixed maturity securities, available-for-sale	$2,525	$7,292
Total securities pledged	$2,525	$7,292
Liabilities supported by the pledged collateral:
Cash collateral for loaned securities	$2,725	$7,529
Total liabilities supported by the pledged collateral	$2,725	$7,529
In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. As of both December 31, 2020 and 2019, there was no collateral that could be sold or repledged.
As of December 31, 2020 and 2019, there were available-for-sale fixed maturities of $4.3 million and $3.8 million, respectively, on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DERIVATIVES AND HEDGING
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in their values it owns or anticipates acquiring or selling.
Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
Equity Contracts
Equity options are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling.
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Credit Contracts
The Company writes credit protection to gain exposure similar to investment in public fixed maturity cash instruments. With these credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced name (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate.
In addition to selling credit protection, the Company purchases credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.
Embedded Derivatives
The Company offers certain products (for example, variable annuities and index-linked universal life) which may include guaranteed benefit features that are accounted for as embedded derivatives; related to certain of these derivatives, the Company has entered into reinsurance agreements with both affiliated and unaffiliated parties. Effective April 1, 2016, the Company entered into reinsurance agreements with affiliates, PALAC and Prudential Insurance. Additionally, the Company has entered into a reinsurance agreement with an external counterparty, Union Hamilton Reinsurance, Ltd. ("Union Hamilton"). See Note 9 for additional information on the reinsurance agreements.
These embedded derivatives and reinsurance agreements, also accounted for as derivatives, are carried at fair value and marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 5.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Primary Risks Managed by Derivatives
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks, excluding embedded derivatives and associated reinsurance recoverables. Many derivative instruments contain multiple underlying risks. The fair value amounts below represent the value of derivative contracts prior to taking into account the netting effects of master netting agreements and cash collateral.

	December 31, 2020			December 31, 2019
Primary Underlying Risk/Instrument Type	Gross Notional	Fair Value		Gross Notional	Fair Value
		Assets	Liabilities		Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Interest Rate Swaps	$3,486	$203	$0	$3,615	$0	$(50)
Foreign Currency Swaps	861,074	27,336	(49,316)	773,933	36,551	(12,471)
Total Derivatives Designated as Hedge Accounting Instruments	$864,560	$27,539	$(49,316)	$777,548	$36,551	$(12,521)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$663,050	$57,024	$(11,117)	$569,925	$33,256	$(4,490)
Interest Rate Futures	57,700	198	0	0	0	0
Foreign Currency
Foreign Currency Forwards	55,292	5	(1,322)	21,580	0	(518)
Credit
Credit Default Swaps	2,313	0	(18)	0	0	0
Currency/Interest Rate
Foreign Currency Swaps	143,011	6,584	(7,286)	151,792	7,563	(1,892)
Equity
Equity Options	3,244,900	306,196	(196,767)	2,680,048	174,398	(78,381)
Total Derivatives Not Qualifying as Hedge Accounting Instruments	$4,166,266	$370,007	$(216,510)	$3,423,345	$215,217	$(85,281)
Total Derivatives(1)(2)	$5,030,826	$397,546	$(265,826)	$4,200,893	$251,768	$(97,802)
(1)Excludes embedded derivatives and associated reinsurance recoverables which contain multiple underlying risks. The fair value of these embedded derivatives was a net liability of $13,228 million and $8,530 million as of December 31, 2020 and 2019, respectively included in "Future policy benefits" and $1,155 million and $962 million as of December 31, 2020 and 2019, respectively included in "Policyholders' account balances". The fair value of the related reinsurance, included in "Reinsurance recoverables" or "Other liabilities" was an asset of $13,240 million and $8,540 million as of December 31, 2020 and 2019, respectively.
(2)Recorded in “Other invested assets” and “Payables to parent and affiliates” on the Consolidated Statements of Financial Position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

	December 31, 2020
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$397,546	$(379,399)	$18,147	$(14,572)	$3,575
Securities purchased under agreements to resell	0	0	0	0	0
Total Assets	$397,546	$(379,399)	$18,147	$(14,572)	$3,575
Offsetting of Financial Liabilities:
Derivatives(1)	$265,826	$(265,826)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$265,826	$(265,826)	$0	$0	$0

	December 31, 2019
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$251,765	$(239,220)	$12,545	$(12,545)	$0
Securities purchased under agreements to resell	0	0	0	0	0
Total Assets	$251,765	$(239,220)	$12,545	$(12,545)	$0
Offsetting of Financial Liabilities:
Derivatives(1)	$97,802	$(97,802)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$97,802	$(97,802)	$0	$0	$0

(1)Amounts exclude the excess of collateral received/pledged from/to the counterparty.
For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below and Note 13. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Consolidated Financial Statements.
Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps and interest rate swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit and equity derivatives in any of its cash flow hedge accounting relationships.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2020
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Interest Rate	$(44)	$21	$0	$284
Currency/Interest Rate	(314)	10,660	(10,161)	(34,522)
Total cash flow hedges	(358)	10,681	(10,161)	(34,238)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	17,000	0	0	0
Currency	(2,560)	0	0	0
Currency/Interest Rate	(4,130)	0	(109)	0
Credit	(284)	0	0	0
Equity	37,480	0	0	0
Embedded Derivatives	(102,151)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(54,645)	0	(109)	0
Total	$(55,003)	$10,681	$(10,270)	$(34,238)

	Year Ended December 31, 2019
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Interest Rate	$0	$0	$0	$(50)
Currency/Interest Rate	425	9,007	(1,698)	4,081
Total cash flow hedges	425	9,007	(1,698)	4,031
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	18,609	0	0	0
Currency	20	0	0	0
Currency/Interest Rate	3,485	0	(5)	0
Credit	(1)	0	0	0
Equity	74,068	0	0	0
Embedded Derivatives	(256,974)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(160,793)	0	(5)	0
Total	$(160,368)	$9,007	$(1,703)	$4,031

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2018
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$(997)	$6,819	$10,066	$39,801
Total cash flow hedges	(997)	6,819	10,066	39,801
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(7,688)	0	0	0
Currency	1,475	0	0	0
Currency/Interest Rate	6,395	0	44	0
Credit	(2)	0	0	0
Equity	(27,212)	0	0	0
Embedded Derivatives	(126,179)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(153,211)	0	44	0
Total	$(154,208)	$6,819	$10,110	$39,801

(1)Net change in AOCI.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Presented below is a rollforward of current period cash flow hedges in AOCI before taxes:

(in thousands)
Balance, December 31, 2017	$(17,678)
Amount recorded in AOCI
Currency/Interest Rate	55,689
Total amount recorded in AOCI	55,689
Amount reclassified from AOCI to income
Currency/Interest Rate	(15,889)
Total amount reclassified from AOCI to income	(15,889)
Balance, December 31, 2018	$22,122
Cumulative-effect adjustment from the adoption of ASU 2017-12(1)	(27)
Amount recorded in AOCI
Interest Rate	(50)
Currency/Interest Rate	11,815
Total amount recorded in AOCI	11,765
Amount reclassified from AOCI to income
Currency/Interest Rate	(7,734)
Total amount reclassified from AOCI to income	(7,734)
Balance, December 31, 2019	$26,126
Amount recorded in AOCI
Interest Rate	261
Currency/Interest Rate	(34,337)
Total amount recorded in AOCI	(34,076)
Amount reclassified from AOCI to income
Interest Rate	23
Currency/Interest Rate	(185)
Total amount reclassified from AOCI to income	(162)
Balance, December 31, 2020	$(8,112)
(1)See Note 2 for details.

The changes in fair value of cash flow hedges are deferred in AOCI and are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Operations and Comprehensive Income (Loss); these amounts are then reclassified to earnings when the hedged item affects earnings. Using December 31, 2020 values, it is estimated that a pre-tax gain of $9 million is expected to be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2021.

The exposures the Company is hedging with these qualifying cash flow hedges include the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments.

There were no material amounts reclassified from AOCI into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Credit Derivatives
The Company has no exposure from credit derivative positions where it has written credit protection as of December 31, 2020 and 2019.
The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. The Company has outstanding notional amounts of $2 million and $0 million reported as of December 31, 2020 and 2019, respectively with a fair value of $0 million for both periods.
Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by counterparty to financial derivative transactions with a positive fair value. The Company manages credit risk by entering into derivative transactions with its affiliate, Prudential Global Funding LLC (“PGF”), related to its OTC derivatives. PGF, in turn, manages its credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreement, as applicable; (ii) trading through central clearing and OTC parties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.
Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position.
5. FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, equity securities and derivative contracts that trade on an active exchange market.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain cash equivalents, and certain OTC derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public fixed maturities, certain highly structured OTC derivative contracts, and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	December 31, 2020
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$22,855	$55,000	$0	$77,855
Obligations of U.S. states and their political subdivisions	0	517,951	0	0	517,951
Foreign government bonds	0	250,692	163	0	250,855
U.S. corporate public securities	0	2,929,431	3	0	2,929,434
U.S. corporate private securities	0	977,423	34,633	0	1,012,056
Foreign corporate public securities	0	311,407	9,323	0	320,730
Foreign corporate private securities	0	961,113	130,817	0	1,091,930
Asset-backed securities(2)	0	235,573	2,065	0	237,638
Commercial mortgage-backed securities	0	520,947	0	0	520,947
Residential mortgage-backed securities	0	53,235	0	0	53,235
Subtotal	0	6,780,627	232,004	0	7,012,631
Fixed maturities, trading	0	81,727	755	0	82,482
Equity securities	100,268	300	7,889	0	108,457
Short-term investments	49,997	0	0	0	49,997
Cash equivalents	49,996	347,330	0	0	397,326
Other invested assets(3)	198	397,348	0	(379,399)	18,147
Reinsurance recoverables	0	0	13,239,539	0	13,239,539
Receivables from parent and affiliates	0	111,970	0	0	111,970
Subtotal excluding separate account assets	200,459	7,719,302	13,480,187	(379,399)	21,020,549
Separate account assets(4)(5)	0	140,583,009	0	0	140,583,009
Total assets	$200,459	$148,302,311	$13,480,187	$(379,399)	$161,603,558
Future policy benefits(6)	$0	$0	$13,227,814	$0	$13,227,814
Policyholders' account balances	0	0	1,155,274	0	1,155,274
Payables to parent and affiliates	0	265,826	0	(265,826)	0
Total liabilities	$0	$265,826	$14,383,088	$(265,826)	$14,383,088

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2019
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$47,797	$38,671	$0	$86,468
Obligations of U.S. states and their political subdivisions	0	497,827	0	0	497,827
Foreign government bonds	0	222,663	163	0	222,826
U.S. corporate public securities	0	2,141,324	3	0	2,141,327
U.S. corporate private securities	0	893,943	35,829	0	929,772
Foreign corporate public securities	0	278,435	181	0	278,616
Foreign corporate private securities	0	944,408	14,070	0	958,478
Asset-backed securities(2)	0	117,935	2,001	0	119,936
Commercial mortgage-backed securities	0	382,916	0	0	382,916
Residential mortgage-backed securities	0	63,804	0	0	63,804
Subtotal	0	5,591,052	90,918	0	5,681,970
Fixed maturities, trading	0	59,296	668	0	59,964
Equity securities	131	465	9,898	0	10,494
Short-term investments	0	0	0	0	0
Cash equivalents	0	547,642	0	0	547,642
Other invested assets(3)	0	251,764	4	(239,220)	12,548
Reinsurance recoverables	0	0	8,539,671	0	8,539,671
Receivables from parent and affiliates	0	119,431	3,135	0	122,566
Subtotal excluding separate account assets	131	6,569,650	8,644,294	(239,220)	14,974,855
Separate account assets(4)(5)	0	133,625,669	0	0	133,625,669
Total assets	$131	$140,195,319	$8,644,294	$(239,220)	$148,600,524
Future policy benefits(6)	$0	$0	$8,529,566	$0	$8,529,566
Policyholders' account balances	0	0	962,351	0	962,351
Payables to parent and affiliates	0	97,802	0	(97,802)	0
Total liabilities	$0	$97,802	$9,491,917	$(97,802)	$9,491,917

(1)“Netting” amounts represent cash collateral of $113.6 million and $141.4 million as of December 31, 2020 and 2019, respectively.
(2)Includes credit tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
(3)Other invested assets excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at net asset value ("NAV") per share (or its equivalent) as a practical expedient. At December 31, 2020 and 2019, the fair values of such investments were $77 million and $75 million, respectively.
(4)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Consolidated Statements of Financial Position.
(5)Separate account assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate, hedge funds and a corporate owned life insurance fund, for which fair value is measured at NAV per share (or its equivalent). At December 31, 2020 and 2019, the fair value of such investments was $5,157 million and $4,762 million, respectively.
(6)As of December 31, 2020, the net embedded derivative liability position of $13,228 million includes $483 million of embedded derivatives in an asset position and $13,711 million of embedded derivatives in a liability position. As of December 31, 2019, the net embedded derivative liability position of $8,530 million includes $611 million of embedded derivatives in an asset position and $9,141 million of embedded derivatives in a liability position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.
Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2020 and 2019, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.
The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy.
Derivative Instruments - Derivatives are recorded at fair value either as assets, within “Other invested assets”, or as liabilities within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors.
The Company's exchange-traded futures and options include treasury and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including the secured overnight financing rate ("SOFR"), obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.
Separate Account Assets - Separate account assets include fixed maturity securities, treasuries, equity securities, real estate, mutual funds and commercial mortgage loans for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.
Receivables from Parent and Affiliates - Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity where fair value is determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.
Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance recoverables” or “Other liabilities” when fair value is in an asset or liability position, respectively. The methods and assumptions used to estimate the fair value are consistent with those described below in “Future policy benefits”. The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.
Future Policy Benefits - The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB"), guaranteed withdrawal benefits ("GMWB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or asset balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment.
The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.
Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the London Inter Bank Offered Rate ("LIBOR") swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.
Policyholders' Account Balances - The liability for policyholders’ account balances is related to certain embedded derivative instruments associated with certain universal life products that provide the policyholders with the index-linked interest credited over contract specified term periods. The fair values of these liabilities are determined using discounted cash flow models which include capital market assumptions such as interest rates and equity index volatility assumptions, the Company’s market-perceived NPR and actuarially determined assumptions for mortality, lapses and projected hedge costs.
As there is no observable active market for these liabilities, the fair value is determined as the present value of account balances paid to policyholders in excess of contractually guaranteed minimums using option pricing techniques for index term periods that contain deposits as of the valuation date, and the expected option budget for future index term periods, where the terms of index crediting rates have not yet been declared by the Company. Premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows are also incorporated in the fair value of these liabilities. Since the valuation of these liabilities require the use of management’s judgment to determine these risk premiums and the use of unobservable inputs, these liabilities are reflected within Level 3 in the fair value hierarchy.
Capital market inputs, including interest rates and equity markets volatility, and actual policyholders’ account values are updated each quarter. Actuarial assumptions are reviewed at least annually and updated based upon emerging experience, future expectations and other data, including any observable market data. Aside from these annual updates, assumptions are generally updated only if a material change is observed in an interim period that the Company believes is indicative of a long-term trend.
Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities - The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

	December 31, 2020
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(2)	$151,554	Discounted cash flow	Discount rate	0.99%	11.38%	3.44%	Decrease
Reinsurance recoverables	$13,239,539	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(4)	$13,227,814	Discounted cash flow	Lapse rate(6)	1%	20%		Decrease
			Spread over LIBOR(7)	0.06%	1.17%		Decrease
			Utilization rate(8)	39%	96%		Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)	0%	15%		Decrease
			Equity volatility curve	18%	26%		Increase
Policyholders' account balances(5)	$1,155,274	Discounted cash flow	Lapse rate(6)	1%	6%		Decrease
			Spread over LIBOR(7)	0.06%	1.17%		Decrease
			Mortality rate(10)	0%	24%		Decrease
			Equity volatility curve	15%	30%		Increase

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2019
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum		Weighted Average		Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(2)	$27,816	Discounted cash flow	Discount rate		5.24%		17.47%	8.25%		Decrease
		Market Comparables	EBITDA multiples(3)	5.7	X	5.7	X	5.7	X	Increase
Reinsurance recoverables	$8,539,671	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(4)	$8,529,566	Discounted cash flow	Lapse rate(6)		1%		18%			Decrease
			Spread over LIBOR(7)		0.10%		1.23%			Decrease
			Utilization rate(8)		43%		97%			Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)		0%		15%			Decrease
			Equity volatility curve		13%		23%			Increase
Policyholders' account balances(5)	$962,351	Discounted cash flow	Lapse rate(6)		1%		6%			Decrease
			Spread over LIBOR(7)		0.10%		1.23%			Decrease
			Mortality rate(10)		0%		24%			Decrease
			Equity volatility curve		10%		23%			Increase
(1)Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.
(2)Includes assets classified as fixed maturities and available-for-sale.
(3)Represents multiples of earnings before interest, taxes, depreciation and amortization "EBITDA", and are amounts used when the Company has determined that market participants would use such multiples when valuing the investments.
(4)Future policy benefits primarily represent general account liabilities for the living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(5)Policyholders’ account balances primarily represent general account liabilities for the index-linked interest credited on certain of the Company’s life products that are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(6)Lapse rates for contracts with living benefit guarantees are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates for contracts with index-linked crediting guarantees may be adjusted at the contract level based on the applicability of any surrender charges, product type, and market related factors such as interest rates. Lapse rates are also generally assumed to be lower for the period where surrender charges apply. For any given contract, lapse rates vary throughout the period over which cash flows are projected for the purposes of valuing these embedded derivatives.
(7)The spread over the LIBOR swap curve represents the premium added to the proxy for the risk-free rate (LIBOR) to reflect the Company's estimates of rates that a market participant would use to value the living benefits in both the accumulation and payout phases and index-linked interest crediting guarantees. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because funding agreements, living benefit guarantees, and index-linked interest crediting guarantees are insurance liabilities and are therefore senior to debt.
(8)The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(9)The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of December 31, 2020 and 2019, the minimum withdrawal rate assumption is 76% and 78%, respectively. As of both December 31, 2020 and 2019, the maximum withdrawal rate assumption may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.
(10)The range reflects the mortality rates for the vast majority of business with living benefits and other contracts, with policyholders ranging from 45 to 90 years old. While the majority of living benefits have a minimum age requirement, certain other contracts do not have an age restriction. This results in contractholders with mortality rates approaching 0% for certain benefits. Mortality rates may vary by product, age, and duration. A mortality improvement assumption is also incorporated into the overall mortality table.
Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities – The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.
Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Changes in Level 3 Assets and Liabilities – The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods. When a determination is made to classify assets and liabilities within Level 3, the determination is based on significance of the unobservable inputs in the overall fair value measurement. All transfers are based on changes in the observability of the valuation inputs, including the availability of pricing service information that the Company can validate. Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company can validate.

	Year Ended December 31, 2020
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other(2)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. government	$38,671	$0	$16,329	$0	$0	$0	$0	$0	$0	$55,000	$0
Foreign government	163	0	0	0	0	0	0	0	0	163	(1)
Corporate securities(4)	50,083	14,715	11,121	(3,680)	0	(7,850)	(1,914)	114,695	(2,394)	174,776	14,679
Structured securities(5)	2,001	(483)	7,444	(6)	0	(1,255)	0	0	(5,636)	2,065	(489)
Other assets:
Fixed maturities, trading	668	87	0	0	0	0	0	0	0	755	87
Equity securities	9,898	2,821	0	(4,830)	0	0	0	0	0	7,889	1,211
Other invested assets	4	(4)	0	0	0	0	0	0	0	0	(4)
Short-term investments	0	0	0	0	0	0	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0	0	0	0	0	0
Reinsurance recoverables	8,539,671	3,604,075	1,095,793	0	0	0	0	0	0	13,239,539	3,889,923
Receivables from parent and affiliates	3,135	23	0	0	0	(3,158)	0	0	0	0	0
Liabilities:
Future policy benefits	(8,529,566)	(3,610,281)	0	0	(1,087,967)	0	0	0	0	(13,227,814)	(3,896,128)
Policyholders' account balances(6)	(962,351)	(30,199)	0	0	(162,724)	0	0	0	0	(1,155,274)	3,853

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2020
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)	Included in other comprehensive income (loss)(7)
	(in thousands)
Fixed maturities, available-for-sale	$(5,019)	$0	$19,106	$145	$(4,773)	$0	$18,962
Other assets:
Fixed maturities, trading	0	87	0	0	0	87	0
Equity securities	0	2,821	0	0	0	1,211	0
Other invested assets	(4)	0	0	0	(4)	0	0
Short-term investments	0	0	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0	0
Reinsurance recoverables	3,604,075	0	0	0	3,889,923	0	0
Receivables from parent and affiliates	0	0	0	23	0	0	0
Liabilities:
Future policy benefits	(3,610,281)	0	0	0	(3,896,128)	0	0
Policyholders' account balances	(30,199)	0	0	0	3,853	0	0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2019
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other(2)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. government	$29,816	$0	$8,855	$0	$0	$0	$0	$0	$0	$38,671	$0
Foreign government	0	4	0	0	0	0	0	159	0	163	0
Corporate securities(4)	56,588	(5,229)	4,226	(81)	0	(18,884)	0	13,463	0	50,083	(8,467)
Structured securities(5)	6,556	1,322	0	(130)	0	(6,336)	0	77,660	(77,071)	2,001	0
Other assets:
Fixed maturities, trading	0	(83)	0	0	0	0	0	751	0	668	(83)
Equity securities	15,997	1,668	0	(7,767)	0	0	0	0	0	9,898	1,534
Other invested assets	4	0	0	0	0	0	0	0	0	4	0
Short-term investments	0	0	1,388	0	0	(1,388)	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0	0	0	0	0	0
Reinsurance recoverables	5,600,008	1,936,363	1,003,300	0	0	0	0	0	0	8,539,671	2,142,421
Receivables from parent and affiliates	9,261	190	0	0	0	(6,316)	0	0	0	3,135	0
Liabilities:
Future policy benefits	(5,588,840)	(1,945,323)	0	0	(995,403)	0	0	0	0	(8,529,566)	(2,151,380)
Policyholders' account balances(6)	(13,015)	(765,917)	0	0	(183,419)	0	0	0	0	(962,351)	(759,661)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2019
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(8,198)	$0	$3,615	$680	$(8,467)	$0
Other assets:
Fixed maturities, trading	0	(83)	0	0	0	(83)
Equity securities	0	1,668	0	0	0	1,534
Other invested assets	0	0	0	0	0	0
Short-term investments	0	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0
Reinsurance recoverables	1,936,363	0	0	0	2,142,421	0
Receivables from parent and affiliates	0	0	0	190	0	0
Liabilities:
Future policy benefits	(1,945,323)	0	0	0	(2,151,380)	0
Policyholders' account balances	(765,917)	0	0	0	(759,661)	0
The following tables summarize the portion of changes in fair values of Level 3 assets and liabilities included in earnings and OCI for the year ended December 31, 2018, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held as of December 31, 2018.

	Year Ended December 31, 2018
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(1,600)	$0	$(6,015)	$418	$(1,944)	$0
Other assets:
Fixed maturities, trading	0	0	0	0	0	0
Equity securities	0	(1,453)	0	0	0	(1,453)
Other invested assets	(5)	0	0	0	(5)	0
Short-term investments	(47)	0	0	0	(19)	0
Cash equivalents	(256)	0	0	0	0	0
Reinsurance recoverables	(782,025)	0	0	0	(573,853)	0
Receivables from parent and affiliates	0	0	(20)	67	0	0
Liabilities:
Future policy benefits	780,261	0	0	0	572,088	0
Policyholders' account balances	24,405	0	0	0	24,405	0
(1)Realized investment gains (losses) on future policy benefits and reinsurance recoverables primarily represent the change in the fair value of the Company's living benefit guarantees on certain of its variable annuity contracts.
(2)Other includes reclassifications of certain assets and liabilities between reporting categories.
(3)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)Includes U.S. corporate public, U.S. corporate private, foreign corporate public and foreign corporate private securities.
(5)Includes asset-backed, commercial mortgage-backed and residential mortgage-backed securities.
(6)Issuances and settlements for Policyholders' account balances are presented net in the rollforward.
(7)Effective January 1, 2020, the changes in unrealized gains and losses for the period included in other comprehensive income for recurring Level 3 fair value measurements held at the end of the reporting period were added prospectively due to adoption of ASU 2018-13. Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Fair Value of Financial Instruments
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2020
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$1,359,422	$1,359,422	$1,288,846
Policy loans	0	0	1,323,681	1,323,681	1,323,681
Cash and cash equivalents	29,653	0	0	29,653	29,653
Accrued investment income	0	93,613	0	93,613	93,613
Reinsurance recoverables	0	0	227,993	227,993	217,637
Receivables from parent and affiliates	0	154,503	0	154,503	154,503
Other assets	0	27,120	0	27,120	27,120
Total assets	$29,653	$275,236	$2,911,096	$3,215,985	$3,135,053
Liabilities:
Policyholders’ account balances - investment contracts	$0	$1,428,043	$286,533	$1,714,576	$1,704,220
Cash collateral for loaned securities	0	2,725	0	2,725	2,725
Short-term debt to affiliates	0	0	0	0	0
Payables to parent and affiliates	0	75,990	0	75,990	75,990
Other liabilities	0	415,889	0	415,889	415,889
Total liabilities	$0	$1,922,647	$286,533	$2,209,180	$2,198,824

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2019
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$1,288,625	$1,288,625	$1,239,885
Policy loans	0	0	1,314,064	1,314,064	1,314,064
Cash and cash equivalents	15,557	0	0	15,557	15,557
Accrued investment income	0	89,448	0	89,448	89,448
Reinsurance recoverables	0	0	212,368	212,368	211,813
Receivables from parent and affiliates	0	149,415	0	149,415	149,415
Other assets	0	22,505	0	22,505	22,505
Total assets	$15,557	$261,368	$2,815,057	$3,091,982	$3,042,687
Liabilities:
Policyholders’ account balances - investment contracts	$0	$1,264,128	$277,782	$1,541,910	$1,541,355
Cash collateral for loaned securities	0	7,529	0	7,529	7,529
Short-term debt to affiliates	0	2,845	0	2,845	2,845
Payables to parent and affiliates	0	216,842	0	216,842	216,842
Other liabilities	0	387,109	0	387,109	387,109
Total liabilities	$0	$1,878,453	$277,782	$2,156,235	$2,155,680

(1)Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments.
The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.
Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.
Policy Loans
The Company's valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.
Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalent instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, unsettled trades and accounts receivable.
Reinsurance Recoverables
Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements between the Company and related parties. See Note 9 for additional information about the Company's reinsurance arrangements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Cash Collateral for Loaned Securities
Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Short-term Debt to Affiliates
The fair value of short-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own NPR. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.
Other Liabilities and Payables to Parent and Affiliates
Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.
6. DEFERRED POLICY ACQUISITION COSTS
The balances of and changes in DAC as of and for the years ended December 31, are as follows:

	2020	2019	2018
	(in thousands)
Balance, beginning of year	$1,855,698	$1,613,922	$1,376,211
Capitalization of commissions, sales and issue expenses	758,469	451,773	346,885
Amortization-Impact of assumption and experience unlocking and true-ups	(27,844)	(34,619)	(54,772)
Amortization-All other	(112,718)	(78,699)	(81,054)
Change due to unrealized investment gains and losses	(39,861)	(37,337)	26,652
Other(1)(2)	192	(59,342)	0
Balance, end of year	$2,433,936	$1,855,698	$1,613,922

(1)Represents the impact of the January 1, 2020 adoption of ASU 2016-13. See Note 2 for details.
(2) Includes ceded DAC upon reinsurance agreement with Prudential Arizona Reinsurance Term Company and Prudential Arizona Reinsurance Captive Company in 2019. See Note 9 for additional information.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

7. POLICYHOLDERS’ LIABILITIES
Future Policy Benefits
Future policy benefits at December 31 for the years indicated are as follows:

	2020	2019
	(in thousands)
Life insurance – domestic	$17,167,209	$14,522,350
Life insurance – Taiwan	1,642,747	1,493,716
Individual annuities and supplementary contracts	810,989	677,266
Other contract liabilities	13,268,236	8,565,341
Total future policy benefits	$32,889,181	$25,258,673
Life insurance liabilities include reserves for death benefits. Individual annuities and supplementary contract liabilities include reserves for life contingent immediate annuities. Other contract liabilities include unearned premiums and certain other reserves for annuities and individual life products.
Future policy benefits for domestic and Taiwanese individual non-participating traditional life insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 1.7% to 7.8% for setting domestic insurance reserves and 6.2% to 7.4% for setting Taiwanese reserves.
Future policy benefits for individual annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 0.0% to 14.8%; less than 0.3% of the reserves based on an interest rate in excess of 8%.
The Company’s liability for future policy benefits are primarily liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in "Other contract liabilities" in the table above. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. The interest rates used in the determination of the present values range from 0.3% to 2.6%. See Note 8 for additional information regarding liabilities for guaranteed benefits related to certain long-duration life and annuity contracts.
Policyholders’ Account Balances
Policyholders’ account balances at December 31 for the years indicated are as follows:

	2020	2019
	(in thousands)
Interest-sensitive life contracts	$18,638,033	$17,793,669
Individual annuities	3,637,196	3,613,971
Guaranteed interest accounts	154,284	207,038
Other	1,428,061	1,264,145
Total policyholders’ account balances	$23,857,574	$22,878,823
Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities and certain unearned revenues. Policyholders' account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life products. See Note 5 for additional information on the fair value of these embedded derivative instruments. Interest crediting rates for interest-sensitive life contracts range from 1.9% to 4.6% . Interest crediting rates for individual annuities range from 0.0% to 6.3%. Interest crediting rates for guaranteed interest accounts range from 1.0% to 10.0%. Interest crediting rates range from 0.5% to 8.0% for other.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

8. CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES
The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issued annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issued fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.
In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no-lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.
The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”
For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits”. As of December 31, 2020 and 2019, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2020		December 31, 2019
	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)
	(in thousands)
Annuity Contracts
Return of net deposits
Account value	$104,700,706	N/A	$101,413,706	N/A
Net amount at risk	$18,336	N/A	$23,061	N/A
Average attained age of contractholders	68 years	N/A	67 years	N/A
Minimum return or contract value
Account value	$19,949,435	$114,832,594	$20,008,013	$111,734,329
Net amount at risk	$1,272,073	$2,042,199	$1,423,229	$2,214,835
Average attained age of contractholders	71 years	68 years	70 years	68 years
Average period remaining until earliest expected annuitization	N/A	0 years	N/A	0 years
(1)Balances are gross of reinsurance.
(2)Includes income and withdrawal benefits.

	December 31, 2020	December 31, 2019

	In the Event of Death(1)(2)
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
Separate account value	$4,087,733	$3,781,929
General account value	$9,920,732	$9,169,757
Net amount at risk	$146,158,176	$147,370,237
Average attained age of contractholders	56 years	55 years
(1)Balances are gross of reinsurance.
(2)Excludes assumed reinsurance of GUL business from Prudential Insurance in connection with the acquisition of The Hartford Life Business that is retroceded 100% to PAR U.
Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2020(1)	December 31, 2019(1)
	(in thousands)
Equity funds	$68,436,773	$67,526,437
Bond funds	51,126,536	48,484,071
Money market funds	1,578,516	1,877,377
Total	$121,141,825	$117,887,885
(1)Balances are gross of reinsurance.
In addition to the amounts invested in separate account investment options above, $3.5 billion at both December 31, 2020 and December 31, 2019 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options. For the years ended December 31, 2020, 2019 and 2018 there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees. The liabilities for GMDB and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders' benefits”. GMAB, GMWB and GMIWB are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits”. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 5 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The Company maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in "Realized investment gains (losses), net." This portfolio of derivative investments does not qualify for hedge accounting treatment under U.S. GAAP. Additionally, the Company externally reinsures the guaranteed benefit features associated with certain contracts. See Note 9 for further information regarding the external reinsurance arrangement.

	GMDB		GMIB	GMWB/GMIWB/ GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity
	(in thousands)
Balance at December 31, 2017	$390,338	$4,997,310	$17,131	$5,452,583	$10,857,362
Incurred guarantee benefits(1)	71,467	717,444	1,889	136,256	927,056
Paid guarantee benefits	(35,800)	(76,944)	(2,032)	0	(114,776)
Change in unrealized investment gains and losses	(14,437)	(405,956)	(178)	0	(420,571)
Balance at December 31, 2018	411,568	5,231,854	16,810	5,588,839	11,249,071
Incurred guarantee benefits(1)	52,717	1,473,762	2,266	2,940,727	4,469,472
Paid guarantee benefits	(25,992)	(110,642)	(2,209)	0	(138,843)
Change in unrealized investment gains and losses	22,208	805,259	240	0	827,707
Balance at December 31, 2019	460,501	7,400,233	17,107	8,529,566	16,407,407
Incurred guarantee benefits(1)	114,878	1,368,759	3,490	4,698,248	6,185,375
Paid guarantee benefits	(37,804)	(126,148)	(1,667)	0	(165,619)
Change in unrealized investment gains and losses	31,488	720,741	318	0	752,547
Balance at December 31, 2020	$569,063	$9,363,585	$19,248	$13,227,814	$23,179,710
(1)Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB, which includes the liability for no-lapse guarantees, and GMIB liability are established when associated assessments (which include all policy charges including charges for administration, mortality, expense, surrender, and other, regardless of how characterized) are recognized. This liability is established using current best estimate assumptions and is based on the ratio of the present value of total expected excess payments (e.g., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. Similar to as described above for DAC, the reserves are subject to adjustments based on annual reviews of assumptions and quarterly adjustments for experience, including market performance. These adjustments reflect the impact on the benefit ratio of using actual historical experience from the issuance date to the balance sheet date plus updated estimates of future experience. The updated benefit ratio is then applied to all prior periods’ assessments to derive an adjustment to the reserve recognized through a benefit or charge to current period earnings.
The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option features, which includes an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments in excess of the account balance less the present value of future expected rider fees attributable to the embedded derivative feature.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs), in general, guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
Sales Inducements
The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. The Company has offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held.
There were no deferred sales inducements balances at December 31, 2020 and 2019 because they were fully ceded.
9. REINSURANCE
The Company participates in reinsurance with its affiliates Prudential Life Insurance Company of Taiwan Inc. (“Prudential of Taiwan”), Prudential Arizona Reinsurance Captive Company (“PARCC”), Prudential Arizona Reinsurance Term Company (“PAR Term”), Prudential Arizona Reinsurance Universal Company (“PAR U”), Prudential Universal Reinsurance Company ("PURC"), Prudential Term Reinsurance Company (“Term Re”), PALAC, Gibraltar Universal Life Reinsurance Company ("GUL Re") and Dryden Arizona Reinsurance Term Company (“DART”), its parent company Prudential Insurance, as well as third parties. The reinsurance agreements provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage statutory capital, and facilitate the Company's capital market hedging program. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

Reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long-duration reinsurance arrangements are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance policy charges and fee income ceded for universal life and variable annuity products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

Realized investment gains and losses include the impact of reinsurance agreements, particularly reinsurance agreements involving living benefit guarantees. The Company has entered into reinsurance agreements to transfer the risk related to the living benefit guarantees on variable annuities to PALAC excluding the PLNJ business which was reinsured to Prudential Insurance. These reinsurance agreements are derivatives and have been accounted for in the same manner as embedded derivatives and the changes in the fair value of these derivatives are recognized through “Realized investment gains (losses), net”. See Note 4 for additional information related to the accounting for embedded derivatives.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Reinsurance amounts included in the Company’s Consolidated Statements of Financial Position as of December 31, were as follows:

	2020	2019
	(in thousands)
Reinsurance recoverables	$48,367,096	$40,710,159
Policy loans	(153,869)	(142,262)
Deferred policy acquisition costs	(6,574,020)	(6,989,618)
Deferred sales inducements	(445,493)	(515,968)
Other assets(1)	233,364	258,427
Policyholders’ account balances	4,773,439	4,934,544
Future policy benefits(2)	5,069,353	4,209,817
Other liabilities(3)	1,099,318	884,641
(1)Includes $0.0 million of unaffiliated activity as of both December 31, 2020 and 2019.
(2)Includes $0.0 million of unaffiliated activity as of both December 31, 2020 and 2019.
(3)Includes $42.6 million and $43.1 million of unaffiliated activity as of December 31, 2020 and 2019, respectively.
Reinsurance recoverables by counterparty are broken out below:

	December 31, 2020	December 31, 2019
	(in thousands)
PAR U	$13,352,845	$12,380,683
PALAC	15,941,123	11,635,405
PURC	5,368,831	4,692,769
PARCC	2,572,428	2,627,595
GUL Re	2,573,609	2,292,638
PAR Term	1,913,265	1,825,594
Prudential Insurance	2,421,226	1,764,512
Prudential of Taiwan	1,649,998	1,499,685
Term Re	1,766,978	1,506,366
DART	502,770	327,235
Unaffiliated	304,023	157,677
Total reinsurance recoverables	$48,367,096	$40,710,159

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Reinsurance amounts, included in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

	2020	2019	2018
	(in thousands)
Premiums:
Direct	$1,923,708	$1,882,584	$1,807,809
Assumed(1)	184	206	230
Ceded(2)	(1,831,716)	(1,854,246)	(1,757,231)
Net premiums	92,176	28,544	50,808
Policy charges and fee income:
Direct	3,491,735	3,725,113	3,248,574
Assumed	587,466	519,265	497,751
Ceded(3)	(3,454,881)	(3,700,222)	(3,212,998)
Net policy charges and fee income	624,320	544,156	533,327
Net investment income:
Direct	372,822	398,762	330,058
Assumed	1,579	1,631	1,581
Ceded	(7,051)	(6,596)	(6,352)
Net investment income	367,350	393,797	325,287
Asset administration fees:
Direct	360,438	355,118	346,727
Assumed	0	0	0
Ceded	(341,300)	(339,062)	(332,359)
Net asset administration fees	19,138	16,056	14,368
Other income:
Direct	78,445	83,891	68,931
Assumed(4)	(1)	(293)	96
Ceded	165	(59)	(55)
Amortization of reinsurance income	4,647	21	3,992
Net other income	83,256	83,560	72,964
Realized investment gains (losses), net:
Direct	(3,593,799)	(1,912,241)	769,114
Assumed	0	0	0
Ceded(5)	3,530,823	1,795,492	(936,392)
Realized investment gains (losses), net	(62,976)	(116,749)	(167,278)
Policyholders’ benefits (including change in reserves):
Direct	3,584,011	3,352,159	2,647,574
Assumed(6)	1,055,277	885,542	599,589
Ceded(7)	(4,341,139)	(4,084,627)	(3,097,664)
Net policyholders’ benefits (including change in reserves)	298,149	153,074	149,499
Interest credited to policyholders’ account balances:
Direct	536,886	470,551	499,458
Assumed	136,153	135,355	141,307
Ceded	(439,664)	(418,677)	(468,772)
Net interest credited to policyholders’ account balances	233,375	187,229	171,993
Reinsurance expense allowances and general and administrative expenses, net of capitalization and amortization	(1,589,113)	(1,772,111)	(1,587,360)
(1)Includes $0.2 million of unaffiliated activity for each of the years ended December 31, 2020, 2019 and 2018.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(2)Includes $(10.5) million, $(0.6) million and $(0.2) million of unaffiliated activity for the years ended December 31, 2020, 2019 and 2018, respectively.
(3)Includes $(54) million, $(34) million and $(20) million of unaffiliated activity for the years ended December 31, 2020, 2019 and 2018, respectively.
(4)Includes $0 million, $(0.3) million and $0.1 million of unaffiliated activity for the years ended December 31, 2020, 2019 and 2018, respectively.
(5)Includes $73 million, $44 million and $(34) million of unaffiliated activity for the years ended December 31, 2020, 2019 and 2018, respectively.
(6)Includes $0.9 million, $1.9 million and $0.0 million of unaffiliated activity for the years ended December 31, 2020, 2019 and 2018, respectively.
(7)Includes $(70) million, $(30) million and $(10) million of unaffiliated activity for the years ended December 31, 2020, 2019 and 2018, respectively.
The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2020	2019	2018
	(in thousands)
Direct gross life insurance face amount in force	$1,045,775,819	$993,850,732	$936,489,617
Assumed gross life insurance face amount in force	38,818,752	39,877,183	40,811,929
Reinsurance ceded	(986,701,914)	(963,444,461)	(901,709,295)
Net life insurance face amount in force	$97,892,657	$70,283,454	$75,592,251

Information regarding significant affiliated reinsurance agreements is described below.
PAR U
Pruco Life reinsures an amount equal to 70% of all the risks associated with Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, with effective dates prior to January 1, 2011.
Effective July 1, 2012, PLNJ reinsures an amount equal to 95% of all the risks associated with Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, with effective dates through December 31, 2019, excluding those policies that are subject to principle-based reserving.
On January 2, 2013, Pruco Life began to assume Guaranteed Universal Life ("GUL") business from Prudential Insurance in connection with the acquisition of The Hartford Life Business. The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U.
PALAC
Effective April 1, 2016, the Company entered into a reinsurance agreement to reinsure its variable annuity base contracts, along with the living benefit guarantees to PALAC, excluding the PLNJ business, which was reinsured to Prudential Insurance. This reinsurance agreement covers new and in-force business and excludes business reinsured externally. As of December 31, 2020, the Company discontinued the sales of traditional variable annuities with guaranteed living benefit riders. This discontinuation has no impact on the reinsurance agreement between PALAC, Prudential Insurance, and the Company.
PURC
Pruco Life reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, with effective dates from January 1, 2011 through December 31, 2013 with PURC and 95% of all the risks associated with Universal Protector policies having no-lapse guarantees, as well as certain of its universal policies, with effective dates from January 1, 2014 through December 31, 2016.
PARCC
Prior to July 1, 2019, the Company reinsured 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010 through an automatic coinsurance agreement with PARCC. Effective July 1, 2019, the Company amended the coinsurance agreement to increase the percentage from 90% to 100% of the policy risk amount reinsured, which resulted in an initial transfer of $476 million in premiums and $409 million in expenses ceded with the difference being deferred and subsequently amortized through income.
GUL Re
Effective January 1, 2017, Pruco Life entered into an automatic coinsurance agreement with GUL Re to reinsure an amount equal to 95% of all the risks associated with Universal Protector policies having no-lapse guarantees, as well as certain of its universal policies, with effective dates on or after January 1, 2017 through December 31, 2019, excluding those policies that are subject to principle-based reserving.
Effective July 1, 2017, Pruco Life amended this agreement to include 30% of Universal Protector policies having no-lapse guarantees as well as certain of its universal policies with effective dates prior to January 1, 2014.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

PAR Term
Prior to July 1, 2019, the Company reinsures 95% of the risks under its term life insurance policies with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term. Effective July 1, 2019, the Company amended the coinsurance agreement to increase the percentage from 95% to 100% of the policy risk amount reinsured, which resulted in an initial transfer of $150 million in premiums and $115 million in expenses ceded with the difference being deferred and subsequently amortized through income.
Prudential of Taiwan
On January 31, 2001, Pruco Life transferred all of its assets and liabilities associated with its Taiwanese branch, including its Taiwanese insurance book of business, to Prudential of Taiwan, an affiliated company. The mechanism used to transfer this block of business in Taiwan is referred to as a “full acquisition and assumption” transaction. Under this mechanism, Pruco Life is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against Pruco Life.
The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under U.S. GAAP. Under this accounting treatment, the insurance related liabilities remain on the books of Pruco Life and an offsetting reinsurance recoverable is established. These assets and liabilities are denominated in U.S. dollars.
On August 11, 2020, Prudential International Insurance Holdings, Ltd. (“PIIH”), a subsidiary of Prudential Financial, entered into a Share Purchase Agreement with Taishin Financial Holding Co., Ltd. (the “Buyer”) pursuant to which PIIH has agreed to sell to the Buyer all of the issued and outstanding capital stock of Prudential of Taiwan. The Share Purchase Agreement contains customary warranties and covenants of PIIH and the Buyer. The Company expects the transaction to close in 2021, subject to regulatory approval and the satisfaction of customary closing conditions. The Buyer will provide Pruco Life a backstop indemnification and Pruco Life will provide a guarantee to stand ready to perform in the event of default by both Prudential of Taiwan and the Buyer.
Term Re
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates on or after January 1, 2014, through December 31, 2017, through an automatic coinsurance agreement with Term Re.
Prudential Insurance
The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective July 1, 2017, this agreement has been terminated for certain new business, primarily Universal Life insurance policies. As of January 1, 2020, the remaining portions of new business (specifically Term policies) ceased being reinsured by the Company to Prudential Insurance. Effective July 1, 2017, the Company reinsures a portion of the mortality risk directly to third-party reinsurers and retains all of the non-reinsured portion of the mortality risk. Effective July 1, 2019, this agreement has been recaptured for certain term life insurance policies which are now reinsured to PARCC and PAR Term as noted above.
On January 2, 2013, Pruco Life began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Financial Services Group, Inc. ("Hartford Financial"). The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U. In May 2018, Hartford Financial sold a group of operating subsidiaries, which includes two of Prudential Insurance's counterparties to these reinsurance arrangements. There was no impact to the terms, rights or obligations of Prudential Insurance, or operation of these reinsurance arrangements, as a result of this change in control of such counterparties. Similarly, there was no impact to the Company's reinsurance arrangements with respect to such GUL business as a result of this change in control. In January 2021, there was a definitive agreement announced to subsequently sell the two counterparties mentioned above. We anticipate there will be no impact to the terms, rights or obligations of the Company, or operation of these reinsurance arrangements, as a result of this change in control of such counterparties.
The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract.
Effective April 1, 2016, PLNJ entered into a reinsurance agreement to reinsure its variable annuity base contracts, along with the living benefit guarantees to Prudential Insurance. This reinsurance agreement covers new and in-force business.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

DART
Effective January 1, 2018, the Company entered into an automatic coinsurance agreement with DART to reinsure an amount equal to 95% of the risks associated with its term life insurance policies with effective dates on or after January 1, 2018 through December 31, 2019, excluding those policies that are subject to principle-based reserving.
Information regarding significant third-party reinsurance arrangements is described below.
Union Hamilton
Between April 1, 2015 and December 31, 2016, the Company, excluding its subsidiary, reinsured approximately 50% of the new business related to “highest daily” living benefits rider guarantees on HDI v.3.0 product, available with Prudential Premier® Retirement Variable Annuity, to Union Hamilton. This reinsurance remains in force for the duration of the underlying annuity contracts. New sales of HDI v.3.0 subsequent to December 31, 2016 are not covered by this external reinsurance agreement. As of December 31, 2020, $3.2 billion of HDI v.3.0 account values are reinsured to Union Hamilton.
10. INCOME TAXES
The following schedule discloses significant components of income tax expense (benefit) for each year presented:

	Year Ended December 31,
	2020	2019	2018
	(in thousands)
Current tax expense (benefit):
U.S. federal	$(358,548)	$56,371	$36,739
Total	(358,548)	56,371	36,739
Deferred tax expense (benefit):
U.S. federal	228,300	(115,503)	(89,380)
Total	228,300	(115,503)	(89,380)
Total income tax expense (benefit) on income (loss) before equity in earnings of operating joint ventures	(130,248)	(59,132)	(52,641)
Income tax expense (benefit) on equity in earnings of operating joint ventures	(518)	(1,773)	648
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	70,806	81,281	(55,174)
Total income tax expense (benefit)	$(59,960)	$20,376	$(107,167)
Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit)
The differences between income taxes expected at the U.S. federal statutory income tax rate of 21% applicable for 2020, 2019 and 2018, and the reported income tax expense (benefit) are summarized as follows:

	Year Ended December 31,
	2020	2019	2018
	(in thousands)
Expected federal income tax expense	$14,308	$33,345	$12,136
Non-taxable investment income	(46,836)	(52,291)	(49,845)
Tax credits	(27,980)	(40,602)	(40,272)
Changes in tax law	(70,121)	0	3,618
Settlements with taxing authorities	0	0	20,984
Other	381	416	738
Reported income tax expense (benefit)	$(130,248)	$(59,132)	$(52,641)
Effective tax rate	(191.2)%	(37.2)%	(91.1)%

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The effective tax rate is the ratio of “Income tax expense (benefit)” divided by “Income (loss) from operations before income taxes and equity in earnings of operating joint venture.” The Company’s effective tax rate for fiscal years 2020, 2019 and 2018 was (191.2)%, (37.2)% and (91.1)%, respectively. The following is a description of items that had the most significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 21% applicable for 2020, 2019 and 2018, and the Company’s effective tax rate during the periods presented:
Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $45 million of the total $47 million of 2020 non-taxable investment income, $50 million of the total $52 million of 2019 non-taxable investment income, and $47 million of the total $50 million of 2018 non-taxable investment income. The DRD for the current period was estimated using information from 2019, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.
Tax credits. These amounts primarily represent tax credits relating to foreign taxes withheld on the Company’s separate account investments.
Changes in Tax Law. The following is a list of notable changes in tax law that impacted the Company’s effective tax rate for the periods presented:
Tax Act of 2017. On December 22, 2017, the Tax Act of 2017 was enacted into U.S. law. During 2018, the Company completed the collection, preparation and analysis of data relevant to the Tax Act of 2017, and interpreted any additional guidance issued by the IRS, U.S. Department of the Treasury or other standard-setting organizations, and recognized a $1 million reduction in income tax expense primarily related to refinements of our provisional estimates.
2018 Industry Issue Resolution. In August 2018, the IRS released a Directive to provide guidance on the tax reserving for guaranteed benefits within variable annuity contracts and principle-based reserves on certain life insurance contracts. Adopting the methodology specified in the Directive resulted in an acceleration of taxable income for the Company's 2017 tax return that would have otherwise been deductible in future years. Prior to the adoption of this Directive, the Company accounted for these future deductions as deferred tax assets measured using the current 21% corporate income tax rate. Upon adoption of the Directive, the tax benefits were revalued using the 35% tax rate applicable for the 2017 tax year and resulted in an increase in income tax expense of $5 million in 2018.
The CARES Act. On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) was enacted into law. One provision of the CARES Act amends the Tax Act of 2017 and allows companies with net operating losses (“NOLs”) originating in 2018, 2019, or 2020 to carry back those losses up to five years. For 2020, the Company has recorded an income tax benefit of $70 million from carrying the estimated 2020 NOL back to tax years that have a 35% tax rate.
Settlements with taxing authorities. During 2018, the Company reached an agreement with the IRS to resolve outstanding tax audit issues for tax years 2015 and 2016 and partially for 2017 which resulted in a $21 million increase to our income tax expense for 2018.
Other. This line item represents insignificant reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Schedule of Deferred Tax Assets and Deferred Tax Liabilities

	As of December 31,
	2020	2019
	(in thousands)
Deferred tax assets:
Insurance reserves	$296,635	$427,843
Other(1)	0	9,110
Deferred tax assets	296,635	436,953
Deferred tax liabilities:
Deferred policy acquisition cost	142,147	67,431
Net unrealized gain on securities	180,067	83,801
Investments	124,821	142,028
Other	4,032	0
Deferred tax liabilities	451,067	293,260
Net deferred tax asset (liability)	$(154,432)	$143,693
(1) Prior period amounts have been updated to conform to current period presentation.
The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.
The Company had no valuation allowance as of December 31, 2020 and 2019. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.
The Company’s “Income (loss) from operations before income taxes and equity in earnings of operating joint venture” includes income from domestic operations of $68 million, $159 million and $58 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Tax Audit and Unrecognized Tax Benefits
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following table reconciles the total amount of unrecognized tax benefits at the beginning and end of the periods indicated.

	2020	2019	2018
	(in thousands)
Balance at January 1,	$0	$0	$30,196
Increases in unrecognized tax benefits-prior years	0	0	0
(Decreases) in unrecognized tax benefits-prior years	0	0	0
Increases in unrecognized tax benefits-current year	0	0	0
(Decreases) in unrecognized tax benefits-current year	0	0	0
Settlements with taxing authorities	0	0	(30,196)
Balance at December 31,	$0	$0	$0
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	$0	$0	$0
The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The company did not recognize tax related interest and penalties.
At December 31, 2020, the Company remains subject to examination in the U.S. for tax years 2014 through 2020.
The Company participates in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolution programs are available to resolve the disagreements in a timely manner.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

11. EQUITY
Accumulated Other Comprehensive Income (Loss)
AOCI represents the cumulative OCI items that are reported separate from net income and detailed on the Consolidated Statements of Comprehensive Income. Net unrealized investment gains (losses) are described in further detail in Note 2. The balance of and changes in each component of AOCI as of and for the years ended December 31, are as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2017	$(234)	$165,580	$165,346
Change in OCI before reclassifications	(17,745)	(257,432)	(275,177)
Amounts reclassified from AOCI	0	(2,549)	(2,549)
Income tax benefit (expense)	581	54,593	55,174
Cumulative effect of adoption of ASU 2016-01	0	(1,539)	(1,539)
Cumulative effect of adoption of ASU 2018-02	(50)	30,499	30,449
Balance, December 31, 2018	(17,448)	(10,848)	(28,296)
Change in OCI before reclassifications	9,572	435,919	445,491
Amounts reclassified from AOCI	0	(54,472)	(54,472)
Income tax benefit (expense)	(41)	(81,240)	(81,281)
Balance, December 31, 2019	(7,917)	289,359	281,442
Change in OCI before reclassifications	599	327,819	328,418
Amounts reclassified from AOCI	0	7,074	7,074
Income tax benefit (expense)	(479)	(70,327)	(70,806)
Balance, December 31, 2020	$(7,797)	$553,925	$546,128
(1)Includes cash flow hedges of $(8) million, $26 million, and $22 million as of December 31, 2020, 2019 and 2018, respectively.

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31,
	2020	2019	2018
	(in thousands)
Amounts reclassified from AOCI(1)(2):
Net unrealized investment gains (losses):
Cash flow hedges—Currency/Interest rate(3)	$162	$7,734	$15,889
Net unrealized investment gains (losses) on available-for-sale securities(4)	(7,236)	46,738	(13,340)
Total net unrealized investment gains (losses)	(7,074)	54,472	2,549
Total reclassifications for the period	$(7,074)	$54,472	$2,549
(1)All amounts are shown before tax.
(2)Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(3)See Note 4 for additional information on cash flow hedges.
(4)See table below for additional information on unrealized investment gains (losses), including the impact on DAC and other costs, future policy benefits, policyholders’ account balances and other liabilities.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains (losses) on available-for-sale fixed maturity securities and certain other invested assets and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from OCI those items that are included as part of “Net income” for a period that had been part of OCI in earlier periods. The amounts for the periods indicated below, split between amounts related to available-for-sale fixed maturity securities on which an OTTI had been previously recognized, an allowance for credit losses has been recognized, and all other net unrealized investment gains (losses), are as follows:
Net Unrealized Gains (Losses) on Available-for-Sale Fixed Maturity Securities on which an OTTI had been previously recognized

	Net Unrealized Gains (Losses) on Investments	DAC and Other Costs(2)	Future Policy Benefits, Policyholders' Account Balances and Other Liabilities(3)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2017	$1,609	$(99)	$22	$(682)	$850
Net unrealized investment gains (losses) on investments arising during the period	(2,150)	0	0	451	(1,699)
Reclassification adjustment for (gains) losses included in net income	(20)	0	0	4	(16)
Reclassification adjustment for OTTI losses excluded from net income(1)	(128)	0	0	27	(101)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	(53)	0	11	(42)
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	15	(3)	12
Balance, December 31, 2018	(689)	(152)	37	(192)	(996)
Net unrealized investment gains (losses) on investments arising during the period	2,112	0	0	(450)	1,662
Reclassification adjustment for (gains) losses included in net income	210	0	0	(45)	165
Reclassification adjustment for OTTI losses excluded from net income(1)	(65)	0	0	14	(51)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	316	0	(67)	249
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(355)	76	(279)
Balance, December 31, 2019	1,568	164	(318)	(664)	750
Reclassification due to implementation of ASU 2016-13(4)	(1,568)	(164)	318	664	(750)
Balance, December 31, 2020	$0	$0	$0	$0	$0
(1)Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.
(2)"Other costs" primarily includes reinsurance recoverables and deferred reinsurance losses.
(3)"Other liabilities" primarily includes reinsurance payables.
(4)Represents net unrealized gains (losses) for which an OTTI had been previously recognized.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Net Unrealized Gains (Losses) on Available-for-Sale Fixed Maturity Securities on which an allowance for credit losses has been recognized and All Other

	Net Unrealized Gains (Losses) on Investments on Available-for-Sale Fixed Maturity Securities on which an allowance for credit losses has been recognized(1)	Net Unrealized Gains (Losses) on All Other Investments(3)	DAC and Other Costs(4)	Future Policy Benefits, Policyholders' Account Balances and Other Liabilities(5)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2017	$0	$272,809	$1,832	$(28,998)	$(80,913)	$164,730
Net unrealized investment gains (losses) on investments arising during the period	0	(284,672)	0	0	59,778	(224,894)
Reclassification adjustment for (gains) losses included in net income	0	(2,529)	0	0	531	(1,998)
Reclassification adjustment for OTTI losses excluded from net income(2)	0	128	0	0	(27)	101
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	0	(67,575)	0	14,190	(53,385)
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	0	97,003	(20,369)	76,634
Cumulative effect of adoption of ASU 2016-01	0	(2,368)	0	0	829	(1,539)
Cumulative effect of adoption of ASU 2018-02	0	0	0	0	30,499	30,499
Balance, December 31, 2018	0	(16,632)	(65,743)	68,005	4,518	(9,852)
Net unrealized investment gains (losses) on investments arising during the period	0	494,861	0	0	(105,395)	389,466
Reclassification adjustment for (gains) losses included in net income	0	(54,682)	0	0	11,646	(43,036)
Reclassification adjustment for OTTI losses excluded from net income(2)	0	65	0	0	(14)	51
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	0	488,806	0	(104,105)	384,701
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	0	(549,821)	117,100	(432,721)
Balance, December 31, 2019	0	423,612	423,063	(481,816)	(76,250)	288,609
Reclassification due to implementation of ASU 2016-13(6)	0	1,568	164	(318)	(664)	750
Net unrealized investment gains (losses) on investments arising during the period	616	416,479	0	0	(87,588)	329,507

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Reclassification adjustment for (gains) losses included in net income	0	7,074	0	0	(1,486)	5,588
Reclassification due to allowance for credit losses recorded during the period	(616)	616	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	0	776,821	0	(163,131)	613,690
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	0	(866,097)	181,878	(684,219)
Balance, December 31, 2020	$0	$849,349	$1,200,048	$(1,348,231)	$(147,241)	$553,925
(1)Allowance for credit losses on available-for-sale fixed maturity securities effective January 1, 2020.
(2)Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.
(3)Includes cash flow hedges. See Note 4 for information on cash flow hedges.
(4)"Other costs" primarily includes reinsurance recoverables and deferred reinsurance losses.
(5)"Other liabilities" primarily includes reinsurance payables.
(6)Represents net unrealized gains (losses) for which an OTTI had been previously recognized.

12. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the AZDOI. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.
Statutory net income (loss) for the Company, including its subsidiary PLNJ, amounted to $(828) million, $262 million and $192 million for the years ended December 31, 2020, 2019 and 2018, respectively. Statutory surplus of the Company, including its subsidiary PLNJ, amounted to $1,304 million and $1,665 million at December 31, 2020 and 2019, respectively.
The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the AZDOI. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Also, if any dividend, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of 10% of statutory capital and surplus as of the preceding December 31 or its statutory net gain from operations excluding realized investment gains and losses for the twelve-month period ending on the preceding December 31, the dividend is considered to be an "extraordinary dividend" and requires the prior approval of the AZDOI. Based on these limitations, there is no capacity to pay a dividend in 2021. In December 2019, the Company paid a dividend of $250 million to its sole shareholder, Prudential Insurance, of which $146 million was an ordinary dividend and $104 million was recorded as a return of capital. The dividend was approved by the State of Arizona. The Company did not pay dividends to Prudential Insurance in 2020 and 2018.

13. RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Expense Charges and Allocations
The majority of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock-based awards program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock-based awards program was $1 million for each of the years ended December 31, 2020, 2019 and 2018. The expense charged to the Company for the deferred compensation program was $5 million, $6 million and $6 million for the years ended December 31, 2020, 2019 and 2018, respectively.
The Company is charged for its share of employee benefit expenses. These expenses include costs for funded and non-funded, non-contributory defined benefit pension plans. Some of these benefits are based on final earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $17 million, $20 million and $23 million for the years ended December 31, 2020, 2019 and 2018, respectively.
The Company is also charged for its share of the costs associated with welfare plans issued by Prudential Insurance. These expenses include costs related to medical, dental, life insurance and disability. The Company's share of net expense for the welfare plans was $18 million, $24 million and $28 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Prudential Insurance sponsors voluntary savings plans for its employee 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $7 million, $9 million and $10 million for the years ended December 31, 2020, 2019 and 2018, respectively.
The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market-based pricing arrangement.
The Company pays commissions and certain other fees to Prudential Annuities Distributors, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s annuity products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s annuity products. Commissions and fees paid by the Company to PAD were $529 million, $747 million and $739 million for the years ended December 31, 2020, 2019 and 2018, respectively.
The Company is charged for its share of corporate expenses incurred by Prudential Financial to benefit its businesses, such as advertising, executive oversight, external affairs and philanthropic activity. The Company’s share of corporate expenses was $76 million, $116 million and $69 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Corporate-Owned Life Insurance
The Company has sold five Corporate Owned Life Insurance (“COLI”) policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $4,757 million at December 31, 2020 and $4,339 million at December 31, 2019. Fees related to these COLI policies were $50 million, $48 million and $45 million for the years ended December 31, 2020, 2019 and 2018, respectively. The Company retains the majority of the mortality risk associated with these COLI policies up to $3.5 million per individual policy.
Affiliated Investment Management Expenses
In accordance with an agreement with PGIM, Inc. ("PGIM"), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $15 million, $14 million and $13 million for the years ended December 31, 2020, 2019 and 2018, respectively. These expenses are recorded as “Net investment income” in the Consolidated Statements of Operations and Comprehensive Income.
Derivative Trades
In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty. See Note 4 for additional information.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Joint Ventures
The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. "Other invested assets" includes $111 million and $96 million as of December 31, 2020 and 2019, respectively. "Net investment income" related to these ventures includes a gain of $12 million, a gain of $9 million and a loss of $1 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Affiliated Asset Administration Fee Income
The Company has a revenue sharing agreement with AST Investment Services, Inc. ("ASTISI") and PGIM Investments LLC ("PGIM Investments") whereby the Company receives fee income based on policyholders' separate account balances invested in the Advanced Series Trust. Income received from ASTISI and PGIM Investments related to this agreement was $344 million, $341 million and $333 million for the years ended December 31, 2020, 2019 and 2018, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.
The Company has a revenue sharing agreement with PGIM Investments, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund. Income received from PGIM Investments related to this agreement was $11 million, $10 million and $10 million for the years ended December 31, 2020, 2019 and 2018, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.
Affiliated Notes Receivable
Affiliated notes receivable included in “Receivables from parent and affiliates” at December 31, were as follows:

	Maturity Dates			Interest Rates			2020	2019
							(in thousands)
U.S. dollar fixed rate notes	2020	-	2027	0.00%	-	14.85%	$111,970	$122,566
Total long-term notes receivable - affiliated(1)							$111,970	$122,566
(1)All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
The affiliated notes receivable shown above are classified as available-for-sale securities and other trading assets carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Insurance for loans due from affiliates.
Accrued interest receivable related to these loans was $1 million at both December 31, 2020 and 2019, and is included in “Other assets.” Revenues related to these loans were $4 million, $4 million and $5 million for the years ended December 31, 2020, 2019 and 2018, respectively, and are included in “Other income.”

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Affiliated Asset Transfers
The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within "Additional paid-in capital" ("APIC") and "Realized investment gains (losses), net," respectively. The table below shows affiliated asset trades for the years ended December 31, 2020 and 2019:

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	APIC, Net of Tax Increase/ (Decrease)	Realized Investment Gain/ (Loss)
				(in thousands)
Prudential Insurance	February 2019	Sale	Commercial Mortgages	$4,995	$5,000	$(4)	$0
PALAC	April 2019	Sale	Equity Securities	$14,525	$13,466	$0	$1,059
Term Re	September 2019	Sale	Fixed Maturities	$9,178	$8,135	$0	$1,043
PURC	September 2019	Sale	Fixed Maturities	$8,399	$7,455	$0	$944
PAR U	September 2019	Sale	Fixed Maturities	$31,466	$28,146	$0	$3,320
Prudential Insurance	September 2019	Sale	Fixed Maturities	$10,702	$9,254	$1,144	$0
PURC	December 2019	Sale	Equity Securities	$7,767	$6,002	$0	$1,765
Par Term	December 2019	Sale	Fixed Maturities	$27,330	$24,739	$0	$2,591
PURC	December 2019	Sale	Fixed Maturities	$93,830	$75,586	$0	$18,244
PURC	December 2019	Sale	Fixed Maturities	$78,884	$68,645	$0	$10,239
Prudential Insurance	December 2019	Purchase	Other Invested Assets	$9,000	$9,000	$0	$0
Prudential Insurance	March 2020	Purchase	Other Invested Assets	$1,390	$1,390	$0	$0
Prudential Insurance	April 2020	Purchase	Fixed Maturities	$61,953	$59,659	$(1,812)	$0
Prudential Insurance	April 2020	Purchase	Fixed Maturities	$3,485	$3,320	$(130)	$0
GA BV LLC	July 2020	Transfer Out	Fixed Maturities	$1,914	$1,914	$0	$0
Debt Agreements
The Company is authorized to borrow funds up to $2.2 billion from affiliates to meet its capital and other funding needs. There was no debt outstanding as of December 31, 2020. Short-term debt outstanding was $2.8 million as of December 31, 2019.
The total interest expense to the Company related to loans payable to affiliates was $0.7 million, $2.3 million and $0.7 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Contributed Capital and Dividends
In February of 2021, the Company received a capital contribution in the amount of $100 million from Prudential Insurance. In June, September, and December of 2020, the Company received capital contributions in the amounts of $325 million, $75 million and $175 million, respectively, from Prudential Insurance. In December of 2019, the Company received a capital contribution in the amount of $6 million from Prudential Insurance. In March of 2018, the Company received a capital contribution in the amount of $6 million from Prudential Insurance.
Through December 2020, the Company did not pay any dividends to Prudential Insurance. In December 2019, the Company paid a dividend in the amount of $250 million to Prudential Insurance. Through December 2018, the Company did not pay any dividends.
Reinsurance with Affiliates
As discussed in Note 9, the Company participates in reinsurance transactions with certain affiliates.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

14. COMMITMENTS AND CONTINGENT LIABILITIES
Commitments
The Company has made commitments to fund commercial mortgage loans. As of December 31, 2020 and 2019, the outstanding balances on these commitments were $30 million and $26 million, respectively. These amounts include unfunded commitments that are not unconditionally cancellable. For related credit exposure, there was an allowance for credit losses of $0.0 million as of December 31, 2020, which is a change of $0.0 million for the twelve months ended December 31, 2020. The Company also made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2020 and 2019, $354 million and $261 million, respectively, of these commitments were outstanding. These amounts include unfunded commitments that are not unconditionally cancellable. There were no related charges for credit losses for the twelve months ended December 31, 2020.
Guarantees
In July 2017, the Company formed a joint venture with CT Corp to provide life insurance solutions in Indonesia. The Company owns a 49% interest in the joint venture and has entered into a shareholders agreement with CT Corp that sets out their respective rights and obligations with respect to the joint venture. Among other things, the shareholders agreement obligates the Company and CT Corp to provide capital to the joint venture, as necessary to comply with applicable law or to maintain a specified minimum amount of capital in the joint venture. This obligation is not limited to a maximum amount. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.
Contingent Liabilities
On an ongoing basis, the Company and its regulators review its operations including, but not limited to, sales and other customer interface procedures and practices, and procedures for meeting obligations to its customers and other parties. These reviews may result in the modification or enhancement of processes or the imposition of other action plans, including concerning management oversight, sales and other customer interface procedures and practices, and the timing or computation of payments to customers and other parties. In certain cases, if appropriate, the Company may offer customers or other parties remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.
It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.
Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. The Company estimates that as of December 31, 2020, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $100 million. This estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Behfarin v. Pruco Life
In July 2017, a putative class action complaint entitled Richard Behfarin v. Pruco Life Insurance Company was filed in the United States District Court for the Central District of California, alleging that the Company imposes charges on owners of universal life policies to cure defaults and/or reinstate lapses, that are inconsistent with the applicable universal life policy. The complaint includes claims for breach of contract, breach of implied covenant of good faith and fair dealing, and violation of California law, and seeks unspecified damages along with declaratory and injunctive relief. In September 2017, the Company filed its answer to the complaint. In September 2018, plaintiff filed a motion for class certification. In October 2019, plaintiff filed: (1) the First Amended Complaint adding Prudential Insurance Company of America and Pruco Life Insurance Company of New Jersey as defendants; and (2) a motion seeking preliminary certification of a settlement class, appointment of a class representative and class counsel, and preliminary approval of the proposed class action settlement. In November 2019, the court issued an order granting the motion for preliminary approval of the settlement. In June 2020, the court issued an order: (i) granting plaintiffs’ motion for certification of the settlement class; (ii) approving the proposed nationwide class settlement agreement; (iii) approving the class notice; (iv) awarding attorneys’ fees and costs to plaintiffs and a reduced incentive award to Behfarin; and (v) dismissing the action with prejudice, but maintaining jurisdiction over the settlement.
Doyle C. Stone v. PFI, et al.
In February 2021, a putative class action complaint entitled Doyle C. Stone v. Prudential Financial, Inc., Pruco Life Insurance Company, was filed in the United States District Court for the District of New Jersey. The complaint asserts claims against Prudential Financial, Inc. and Pruco Life Insurance Company for violation of the New Jersey Consumer Fraud Act, breach of contract, breach of fiduciary duty, breach of implied duty of good faith and fair dealing, misrepresentation and unjust enrichment, based on: (i) the Company’s alleged deficient identification, notification and payment practices for retirement plan participants in transferred group retirement, annuity and insurance plans (“Plan Participants”); and (ii) improper transfer of Plan Participant funds to its own accounts. The putative class includes all Plan Participants from January 2015 to the present.
Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

15. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
The unaudited quarterly results of operations for the years ended December 31, 2020 and 2019 are summarized in the table below:

	Three Months Ended
	March 31	June 30	September 30	December 31
	(in thousands)
2020
Total revenues	$337,490	$206,054	$302,378	$277,342
Total benefits and expenses	266,192	225,426	269,772	293,739
Income (loss) from operations before income taxes and equity in earnings of operating joint venture	71,298	(19,372)	32,606	(16,397)
Net income (loss)	$97,612	$9,532	$150,078	$(60,525)
2019
Total revenues	$222,412	$233,359	$273,205	$220,388
Total benefits and expenses	150,798	219,237	234,568	185,977
Income (loss) from operations before income taxes and equity in earnings of operating joint venture	71,614	14,122	38,637	34,411
Net income (loss)	$87,788	$48,435	$43,373	$37,403

16.    REVISION TO PRIOR YEAR INFORMATION

Revision to 2019 and 2018 Consolidated Financial Statements

The Company identified an error in the presentation of certain cash flow activity related to policyholders' account balances that impacted several line items within previously issued Consolidated Statements of Cash Flows. While these items affect the cash flows from operating and financing activities, they had no impact on the net increase (decrease) in cash and cash equivalents for the previously reported periods. Prior period amounts have been revised in the financial statements to correct this error as shown below.

Management assessed the materiality of the misstatement described above on prior period financial statements in accordance with SEC Staff Accounting Bulletin ("SAB") No. 99, Materiality, codified in ASC 250-10, Accounting Changes and Error Corrections ("ASC 250"), and concluded that these misstatements were not material to any prior annual or interim periods. Accordingly, in accordance with ASC 250 (SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements), the consolidated financial statements for the years ended December 31, 2019 and 2018, which are presented herein, have been revised. The following are selected line items from the consolidated financial statements illustrating the effects of these revisions:

Consolidated Statements of Cash Flows

	Year Ended December 31, 2019
	As Previously Reported	Revision	As Revised
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Policy charges and fee income	$(126,300)	$73,142	$(53,158)
Cash flows from (used in) operating activities	(253,555)	73,142	(180,413)
CASH FLOWS FROM FINANCING ACTIVITIES:
Other, net	0	(73,142)	(73,142)
Cash flows from (used in) financing activities	491,393	(73,142)	418,251

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2018
	As Previously Reported	Revision	As Revised
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Policy charges and fee income	$(116,675)	$67,637	$(49,038)
Cash flows from (used in) operating activities	23,147	67,637	90,784
CASH FLOWS FROM FINANCING ACTIVITIES:
Other, net	0	(67,637)	(67,637)
Cash flows from (used in) financing activities	717,599	(67,637)	649,962

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of Pruco Life Insurance Company
Opinion on the Financial Statements
We have audited the accompanying consolidated statements of financial position of Pruco Life Insurance Company and its subsidiary (the "Company") as of December 31, 2020 and 2019, and the related consolidated statements of operations and comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2020, including the related notes and financial statement schedule listed in the index appearing under Item 15(a)(2) (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Changes in Accounting Principles
As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for credit losses on certain financial assets reported at amortized cost, certain off-balance sheet exposures, and impairments for fixed maturities, available-for-sale in 2020, and the manner in which it accounts for certain financial assets and liabilities and in which it accounts for certain tax effects originally recognized in accumulated other comprehensive income in 2018.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that (i) relate to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Valuation of Guaranteed Benefit Features Associated with Certain Life Products Included in the Liability for Future Policy Benefits

As described in Notes 2, 5, 7 and 8 to the consolidated financial statements, the Company issues certain life insurance products that include certain contract features, including no-lapse guarantees. The liability for no-lapse guarantee features is grouped with guaranteed minimum death benefit ("GMDB") features in Note 8. For GMDB contract features, additional policyholder liabilities are established when associated assessments are recognized. As of December 31, 2020, the additional liability for these contract features included in the liability for future policy benefits was $9.4 billion. As disclosed by management, this liability is established using current best estimate assumptions, including mortality rates, lapse rates, and premium pattern rates, as well as interest rate and equity market return assumptions, and is based on the ratio of the present value of total expected excess payments (i.e., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date.

The principal considerations for our determination that performing procedures relating to the valuation of guaranteed benefit features associated with certain life products included in the liability for future policy benefits is a critical audit matter are (i) the significant judgment by management to determine the aforementioned assumptions for the additional policyholder liabilities, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the aforementioned assumptions used in the valuation of the additional policyholder liabilities, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to the valuation of guaranteed benefit features associated with certain life products included in the liability for future policy benefits, including controls over the development of the assumptions used in the valuation of the additional policyholder liabilities. These procedures also included, among others, testing management’s process for determining the valuation of guaranteed benefit features associated with certain life products included in the liability for future policy benefits, which included the involvement of professionals with specialized skill and knowledge to assist in (i) evaluating the appropriateness of management’s models and (ii) evaluating the reasonableness of the aforementioned assumptions used in the valuation based on industry knowledge and data as well as historical Company data and experience. The procedures also included testing the completeness and accuracy of data used to develop the aforementioned assumptions and testing that the aforementioned assumptions are accurately reflected in the models.

Valuation of the Deferred Acquisition Costs Related to Universal Life and Variable Life Products

As described in Notes 2 and 6 to the consolidated financial statements, the Company defers acquisition costs that relate directly to the successful acquisition of new and renewal insurance business to the extent such costs are deemed recoverable from future profits. As of December 31, 2020, a significant portion of the $2.4 billion of deferred policy acquisition costs ("DAC") are associated with universal life and variable life products. DAC related to universal life and variable life products is generally amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges. These margins are updated periodically based on historical and anticipated future experience. The DAC balance is regularly adjusted with a corresponding charge or credit to current period earnings for the impact of actual gross profits and changes in management’s projections of estimated future gross profits. DAC is subject to periodic recoverability testing.

The principal considerations for our determination that performing procedures relating to the valuation of DAC related to universal life and variable life products is a critical audit matter are (i) the significant judgment by management to determine the assumptions used in the projection of gross profits used to amortize DAC related to mortality rates, lapse rates, and premium pattern rates, as well as interest rate and equity market return assumptions (collectively, the “significant assumptions”), (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the significant assumptions, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to the valuation of DAC related to universal life and variable life products, including controls over the development of the significant assumptions. These procedures also included, among others, testing management’s process for determining the valuation of DAC related to universal life and variable life products, which included the involvement of professionals with specialized skill and knowledge to assist in (i) evaluating the appropriateness of management’s models, and (ii) evaluating the reasonableness of the significant assumptions used in the valuation based on industry knowledge and data as well as historical Company data and experience. The procedures also included testing the completeness and accuracy of data used to develop the assumptions and testing that the assumptions are accurately reflected in the models.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 19, 2021

We have served as the Company's auditor since 1996.

PART C
OTHER INFORMATION
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS:
(a)    Financial Statements
(1)    Financial Statements of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account (Registrant) consisting of the Statements of Net Assets as of the dates presented, and the Statements of Operations and the Statements of Changes in Net Assets for each of the periods presented, and the Notes relating thereto appear at the end of the Statement of Additional Information (Part B of the Registration Statement).
(2)    Consolidated Financial Statements of Pruco Life Insurance Company (Depositor) and its subsidiary consisting of the Consolidated Statements of Financial Position as of December 31, 2020 and 2019, and the related Consolidated Statements of Operations and Comprehensive Income, of Equity and of Cash Flows for each of the three years in the period ended December 31, 2020, including the related Notes and Financial Statement Schedule appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(b)	Exhibits:

(1)
Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity Account. Incorporated by reference to Form N-4, Registration No. 033-61125, filed July 19, 1995 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(2)	Not Applicable.

(3) (a)
Specimen Selected Broker Agreement used by PIMS. Incorporated by reference to Post-Effective Amendment No. 6 to Form N-4, Registration No.333-06701, filed April 15, 1999 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(b)
Distribution and Underwriting Agreement between Prudential Annuities Distributors, Inc. "PAD" (Underwriter) and Pruco Life Insurance Company (Depositor). Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-130989, filed December 18, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(4) (a)
The Prudential Premier Variable Annuity B Series, L Series and X Series certificate issued under group annuity contract (including schedule pages for each Series). Incorporated by reference to Form N-4, Registration No. 333-130989, filed January 12, 2006 on behalf of the Pruco life Flexible Premium Variable Annuity Account.

(b)
The Prudential Premier Variable Annuity B Series, L Series and X Series individual annuity contract (including schedule pages for each Series). Incorporated by reference to Form N-4, Registration No. 333-130989, filed January 12, 2006 on behalf of the Pruco life Flexible Premium Variable Annuity Account.

(c)
Guaranteed Minimum Income Benefit Rider. Incorporated by reference to Form N-4, Registration No. 333-130989, filed January 12, 2006 on behalf of the Pruco life Flexible Premium Variable Annuity Account.

(d)
Guaranteed Minimum Income Benefit Schedule Supplement. Incorporated by reference to Form N-4, Registration No. 333-130989, filed January 12, 2006 on behalf of the Pruco life Flexible Premium Variable Annuity Account.

(e)	Periodic Value Death Benefit Rider. Incorporated by reference to Form N-4, Registration No. 333-130989, filed January 12, 2006 on behalf of the Pruco life Flexible Premium Variable Annuity Account.

(f)
Periodic Value Death Benefit Schedule Supplement. Incorporated by reference to Form N-4, Registration No. 333-130989, filed January 12, 2006 on behalf of the Pruco life Flexible Premium Variable Annuity Account.

(g)
Combination Roll-up Value and Periodic Value Death Benefit Rider. Incorporated by reference to Form N-4, Registration No. 333-130989, filed January 12, 2006 on behalf of the Pruco life Flexible Premium Variable Annuity Account.

(h)
Combination Roll-up Value Death Benefit Schedule Supplement. Incorporated by reference to Form N-4, Registration No. 333-130989, filed January 12, 2006 on behalf of the Pruco life Flexible Premium Variable Annuity Account.

(i)
Guaranteed Minimum Payments Benefit Rider. Incorporated by reference to Form N-4, Registration No. 333-130989, filed January 12, 2006 on behalf of the Pruco life Flexible Premium Variable Annuity Account.

(j)
Guaranteed Minimum Payments Benefit Schedule Supplement. Incorporated by reference to Form N-4, Registration No. 333-130989, filed January 12, 2006 on behalf of the Pruco life Flexible Premium Variable Annuity Account.

(k)	Enhanced Dollar Cost Averaging Rider. Incorporated by reference to Form N-4, Registration No. 333-130989, filed January 12, 2006 on behalf of the Pruco life Flexible Premium Variable Annuity Account.

(l)
Enhanced Dollar Cost Averaging Schedule Supplement. Incorporated by reference to Form N-4, Registration No. 333-130989, filed January 12, 2006 on behalf of the Pruco life Flexible Premium Variable Annuity Account.

(m)	Longevity Credit Rider. Incorporated by reference to Form N-4, Registration No. 333-130989, filed January 12, 2006 on behalf of the Pruco life Flexible Premium Variable Annuity Account.

(n)
Individual Retirement Annuity Endorsement. Incorporated by reference to Form N-4, Registration No. 333-130989, filed January 12, 2006 on behalf of the Pruco life Flexible Premium Variable Annuity Account.

(o)
Roth Individual Retirement Annuity Endorsement. Incorporated by reference to Form N-4, Registration No. 333-130989, filed January 12, 2006 on behalf of the Pruco life Flexible Premium Variable Annuity Account.

(p)	403(b) Annuity Endorsement. Incorporated by reference to Form N-4, Registration No. 333-130989, filed January 12, 2006 on behalf of the Pruco life Flexible Premium Variable Annuity Account.

(q)
Medically Related Surrender Provision Endorsement. Incorporated by reference to Form N-4, Registration No. 333-130989, filed January 12, 2006 on behalf of the Pruco life Flexible Premium Variable Annuity Account.

(r)
Endorsement Rider: Joint and Survivor Guaranteed Minimum Payments Benefit (Spousal Lifetime Five). Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No.: 333-75702, filed December 9, 2005 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(s)
Highest Daily Lifetime Five Benefit Rider (Enhanced). Incorporated by reference to Post-Effective Amendment No. 1, Form N-4, Registration No. 333-130989, filed October 6, 2006 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(t)
Highest Daily Lifetime Five Schedule Supplement. Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4, Registration No. 333-75702, filed on April 19, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(u)
Highest Daily Lifetime Seven Benefit Rider. Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-130989, filed December 18, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(v)
Rider for Highest Daily Lifetime Seven with Beneficiary Income Option. Incorporated by reference to Post-Effective Amendment No. 14 to Registration No. 333-130989, filed October 31, 2008 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(w)
Rider for Highest Daily Lifetime Seven with Lifetime Income Accelerator. Incorporated by reference to Post-Effective Amendment No. 14 to Registration No. 333-130989, filed October 31, 2008 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(x)
Schedule Supplement for Highest Daily Lifetime Seven with Beneficiary Income Option. Incorporated by reference to Post-Effective Amendment No. 14 to Registration No. 333-130989, filed October 31, 2008 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(y)
Schedule Supplement for Highest Daily Lifetime Seven with Lifetime Income Accelerator. Incorporated by reference to Post-Effective Amendment No. 14 to Registration No. 333-130989, filed October 31, 2008 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(z)
Highest Daily Lifetime 7 Plus Benefit Rider. Incorporated by reference to Post-Effective Amendment No. 17 to Registration No. 333-130989, filed January 28, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(aa)
Schedule Supplement for Highest Daily Lifetime 7 Plus. Incorporated by reference to Post-Effective Amendment No. 17 to Registration No. 333-130989, filed January 28, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(ab)
Highest Daily Lifetime Seven Benefit Schedule Supplement. Incorporated by reference to Post-Effective Amendment No. 17 to Registration No. 333-130989, filed January 28, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(ac)
Highest Daily Lifetime Five Benefit Schedule Supplement. Incorporated by reference to Post-Effective Amendment No. 17 to Registration No. 333-130989, filed January 28, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(ad)
Beneficiary Annuity Endorsement. Incorporated by reference to Post-Effective Amendment No. 17 to Registration No. 333-130989, filed January 28, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(ae)
Beneficiary Individual Retirement Annuity Endorsement. Incorporated by reference to Post-Effective Amendment No. 17 to Registration No. 333-130989, filed January 28, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(af)
Beneficiary Roth Individual Retirement Annuity Endorsement. Incorporated by reference to Post-Effective Amendment No. 17 to Registration No. 333-130989, filed January 28, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(ag)
Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit Rider. Incorporated by reference to Post-Effective Amendment No. 17 to Registration No. 333-130989, filed January 28, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(ah)
Highest Daily Lifetime 7 Plus with Beneficiary Income Option Schedule Supplement. Incorporated by reference to Post-Effective Amendment No. 17 to Registration No. 333-130989, filed January 28, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(ai)
Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Benefit Rider. Incorporated by reference to Post-Effective Amendment No. 17 to Registration No. 333-130989, filed January 28, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(aj)
Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Schedule Supplement. Incorporated by reference to Post-Effective Amendment No. 17 to Registration No. 333-130989, filed January 28, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(ak)
Highest Daily Lifetime 6 Plus schedule (SCH-HD6-8/09). Incorporated by reference to Post-Effective Amendment No. 21, Form N-4, Registration No. 333-130989, filed June 1, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(al)
Highest Daily Lifetime 6 Plus Rider (RID-HD6-8/09). Incorporated by reference to Post-Effective Amendment No. 21, Form N-4, Registration No. 333-130989, filed June 1, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(am)
Highest Daily Lifetime 6 Plus W/LIA Benefit Schedule (SCH-HD6-LIA-8/09). Incorporated by reference to Post-Effective Amendment No. 21, Form N-4, Registration No. 333-130989, filed June 1, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(an)
Highest Daily Lifetime 6 Plus W/LIA Benefit Rider (RID-HD6-LIA-8/09). Incorporated by reference to Post-Effective Amendment No. 21, Form N-4, Registration No. 333-130989, filed June 1, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(ao)
Highest Daily GRO II Benefit rider (RID-HD GRO-11/09). Incorporated by reference to Post-Effective Amendment No. 23 to Form N-4, Registration No. 333-130989, filed August 27, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(ap)
Highest Daily GRO II Benefit Schedule (SCH-HD GRO-11/09). Incorporated by reference to Post-Effective Amendment No. 23 to Form N-4, Registration No. 333-130989, filed August 27, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(aq)
Highest Daily GRO CAP Benefit Schedule (SCH-HDGROCAP-11/09). Incorporated by reference to Post-Effective Amendment No. 23 to Form N-4, Registration No. 333-130989, filed August 27, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(ar)
Form of Highest Daily GRO II Benefit Schedule Supplement (P-SCH-HDGRO(11/09)((8/10)). Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 333-130989, filed July 1, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(as)
Form of Highest Daily GRO Benefit Schedule Supplement (P-SCH-HDGROCAP(11-09)(8/10)). Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 333-130989, filed July 1, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(at)
Amendatory Tax Endorsement. Incorporated by reference to Post-Effective Amendment No. 36 to Registration No. 333-130989 filed April 12, 2013 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(5) (a)
Application form for the Contract. Incorporated by reference to Post-Effective Amendment No. 36 to Registration No. 333-130989 filed April 12, 2013 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(6) (a)
Articles of Incorporation of Pruco Life Insurance Company, as amended through October 19, 1993. Incorporated by reference to the initial registration on Form S-6, Registration No. 333-07451, filed July 2, 1996, on behalf of the Pruco Life Variable Appreciable Account.

(b)	By-laws of Pruco Life Insurance Company, as amended through May 6, 1997. Incorporated by reference to Form 10-Q as filed August 15, 1997, on behalf of Pruco Life Insurance Company.

(7)	Contracts of reinsurance in connection with variable annuity contracts:

(a)	Coinsurance Agreement for LT3WB. Incorporated by reference to Form N-4, Registration No. 333-130989, filed January 12, 2006 on behalf of the Pruco life Flexible Premium Variable Annuity Account.

(b)
Coinsurance Agreement for SLT5. Incorporated by reference to Pre-Effective Amendment No. 1, Form N-4, Registration No. 333-130989, filed April 14, 2006 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(c)
Coinsurance Agreement for HDLT5. Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4, Registration No. 333-75702, April 14, 2006 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(d)
Amendment 1 to Coinsurance Agreement for LT5WB. Incorporated by reference to Post-Effective Amendment No. 25 to Form N-4, Registration No. 333-130989, filed April 16, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(e)
Amendment 1 to Coinsurance Agreement for HDLT5. Incorporated by reference to Post-Effective Amendment No. 25 to Form N-4, Registration No. 333-130989, filed April 16, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(f)
Amendment 2 to Coinsurance Agreement for HDLT5. Incorporated by reference to Post-Effective Amendment No. 25 to Form N-4, Registration No. 333-130989, filed April 16, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(g)
Coinsurance Agreement for HD6+. Filed Incorporated by reference to Post-Effective Amendment No. 25 to Form N-4, Registration No. 333-130989, filed April 16, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(h)
Coinsurance Agreement for HD7+. Incorporated by reference to Post-Effective Amendment No. 25 to Form N-4, Registration No. 333-130989, filed April 16, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(i)
Coinsurance Agreement for HD7. Incorporated by reference to Post-Effective Amendment No. 25 to Form N-4, Registration No. 333-130989, filed April 16, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(j)
Coinsurance Agreement for HD GRO. Incorporated by reference to Post-Effective Amendment No. 25 to Form N-4, Registration No. 333-130989, filed April 16, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(k)
Amendment 1 to Coinsurance Agreement for HD GRO. Incorporated by reference to Post-Effective Amendment No. 25 to Form N-4, Registration No. 333-130989, filed April 16, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(8)	Other material contracts performed in whole or in part after the date the registration statement is filed:

(a)	Copy of Fund Participation Agreement. Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(b)
Copy of Rule 22C-2 Agreement. Incorporated by reference to Post-Effective Amendment No. 3, Form N-4, Registration No. 333-130989, filed April 19, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(c)
Amendment effective as of February 25, 2013 to Fund Participation Agreement between Advanced Series Trust, Prudential Investments LLC, AST Investment Services, Inc., Prudential Annuities Distributors, Inc., Prudential Investment Management Services LLC and Pruco Life Insurance Company. Incorporated by reference to Post-Effective Amendment No. 36 to Registration No. 333-130989 filed April 12, 2013 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(9)	Opinion of Counsel. Filed Herewith.

(10)	Written consent of Independent Registered Public Accounting Firm. Filed Herewith.

(11)	Not Applicable.

(12)	Not Applicable.

(13)	Powers of Attorney:

(a)	Power of Attorney for Dylan J. Tyson. Filed Herewith

(b)	Power of Attorney for Susan M. Mann. Filed Herewith

(c)	Power of Attorney for Markus Coombs. Filed Herewith

(d)	Power of Attorney for Nandini Mongia. Filed Herewith

(e)	Power of Attorney for Candace J. Woods. Filed Herewith

(f)	Power of Attorney for Caroline A. Feeney. Filed Herewith

(g)	Power of Attorney for Salene Hitchcock-Gear.Filed Herewith
ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH DEPOSITOR

Dylan J. Tyson One Corporate Drive Shelton, Connecticut 06484-6208	President & Chief Executive Officer and Director
Susan M. Mann 213 Washington Street Newark, New Jersey 07102-2917	Vice President, Director, Chief Accounting Officer, and Chief Financial Officer
Markus Coombs 213 Washington Street Newark, New Jersey 07102-2917	Vice President and Director
Lynn Stone One Corporate Drive Shelton, Connecticut 06484-6208	Vice President, Chief Legal Officer, and Secretary
Candace J. Woods 751 Broad Street Newark, New Jersey 07102-3714	Director
Salene Hitchcock-Gear 213 Washington Street Newark, New Jersey 07102-2917	Director
Caroline A. Feeney 213 Washington Street Newark, New Jersey 07102-2917	Director
Nandini Mongia Three Gateway Center Newark, New Jersey 07102-4061	Director and Treasurer
Todd Bryden 280 Trumbull Street Hartford, Connecticut 06103	Chief Actuary and Senior Vice President

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT:
The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.
The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 19, 2021, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11,

(separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).
ITEM 27. NUMBER OF CONTRACT OWNERS: As of January 31, 2021, there were 12,792 Qualified contract owners and 5,452 Non-Qualified contract owners of the B series, 11,792 Qualified contract owners and 6,365 Non-Qualified contract owners of the L series, and 21,222 Qualified contract owners and 8,095 Non-Qualified contract owners of the X series.
ITEM 28. INDEMNIFICATION:
The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.
Arizona, the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its form 10-Q filed August 15, 1997.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
ITEM 29. PRINCIPAL UNDERWRITERS:
(a)    Prudential Annuities Distributors, Inc. (PAD)
PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.
(b)    Information concerning the directors and officers of PAD is set forth below:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER

James F. Mullery 213 Washington Street Newark, New Jersey 07102-2917	President & Chief Executive Officer and Director
Anju Nanda One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Susan M. Mann 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Director
Dianne D. Bogoian One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Elizabeth Guerrera One Corporate Drive Shelton, Connecticut 06484-6208	Chief Administrative Officer, Vice President and Director
Patricia L. O'Shea 213 Washington Street Newark, New Jersey 07102-2917	Chief Operating Officer
Kevin M. Brayton 280 Trumbull Street Hartford, Connecticut 06103-3509	Senior Vice President and Director
Francine B. Boucher Three Gateway Center Newark, New Jersey 07102-4061	Chief Legal Officer, Vice President and Secretary
Kevin Chaillet 213 Washington Street Newark, New Jersey 07102-2917	Treasurer

Robert P. Smit Three Gateway Center Newark, New Jersey 07102-4061	Chief Financial Officer and Controller
Shane T. McGrath 280 Trumbull Street Hartford, Connecticut 06103-3509	Chief Compliance Officer and Vice President
Lynn Stone One Corporate Drive Shelton, Connecticut 06484-6208	Vice President and Assistant Secretary
Jessica Conley 2101 Welsh Road Dresher, Pennsylvania 19025-5000	Vice President
Scott Haggerty One Corporate Drive Shelton, Connecticut 06484-6208	Vice President
Charles H. Smith Three Gateway Center Newark, New Jersey 07102-4061	Anti-Money Laundering Officer

ITEM 29. PRINCIPAL UNDERWRITERS:
(c)    Commissions received by PAD during 2020 with respect to all individual annuities issued by Pruco Life.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
Prudential Annuities Distributors, Inc.*	$528,879,454.81	$-0-	$-0-	$-0-
* PAD did not retain any of these commissions.
ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.
ITEM 31. MANAGEMENT SERVICES
Summary of any contract not discussed in Part A and Part B of the registration statement under which management-related services are provided to the Registrant—Not applicable.

ITEM 32. UNDERTAKINGS
(a)    Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b)    Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.
(c)    Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.
(d)    Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.
(e)    Pruco Life hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

EXHIBITS

Exhibit No.	Description

(9)	Opinion of Counsel.

(10)	Written consent of Independent Registered Public Accounting Firm.

(a)	Power of Attorney for Dylan J. Tyson.

(b)	Power of Attorney for Susan M. Mann.

(c)	Power of Attorney for Markus Coombs.

(d)	Power of Attorney for Nandini Mongia.

(e)	Power of Attorney for Candace J. Woods.

(f)	Power of Attorney for Caroline A. Feeney.

(g)	Power of Attorney for Salene Hitchcock-Gear.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement, and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 5th day of April 2021.

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
REGISTRANT

BY: PRUCO LIFE INSURANCE COMPANY
DEPOSITOR

By:	Dylan J. Tyson*
Dylan J. Tyson President and Chief Executive Officer

PRUCO LIFE INSURANCE COMPANY
DEPOSITOR

By:	Dylan J. Tyson*
Dylan J. Tyson President and Chief Executive Officer

SIGNATURES
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE
Dylan J. Tyson*	Director, President and Chief Executive Officer	April 5, 2021
Dylan J. Tyson
Susan M. Mann*	Chief Financial Officer, Chief Accounting Officer, Vice President and Director	April 5, 2021
Susan M. Mann
Markus Coombs*	Director and Vice President	April 5, 2021
Markus Coombs
Nandini Mongia*	Director and Treasurer	April 5, 2021
Nandini Mongia
Candace J. Woods*	Director	April 5, 2021
Candace J. Woods
Caroline A. Feeney*	Director	April 5, 2021
Caroline A. Feeney
Salene Hitchcock-Gear*	Director	April 5, 2021
Salene Hitchcock-Gear

By:	/s/ Elizabeth L. Gioia
Elizabeth L. Gioia
* Executed by Elizabeth L. Gioia on behalf of those indicated pursuant to Power of Attorney.